UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor	David C. Mahaffey, Esq.
c/o MetLife Advisers, LLC One Financial Center Boston, MA 02111	Sullivan & Worcester LLP 1666 K Street, N.W. Washington, D.C. 20006

Registrant’s telephone number, including area code: (617) 578-3408

Date of fiscal year end: December 31

Date of reporting period: January 1, 2013 through December 31, 2013

Item 1:	Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B shares of the AllianceBernstein Global Dynamic Allocation Portfolio returned 11.15%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

MARKET ENVIRONMENT / CONDITIONS

The year of 2013 was a great year for U.S. stocks, as the S&P 500 Index return topped over 30%. Developed International markets were up more than 20%, and emerging markets posted a small loss for the year. Bond returns were modestly negative, as yields on 10-year Treasuries rose by 1.27% over the year from extremely low levels. The U.S. stock market reacted to generally positive economic news, which included stronger consumer and business spending and was further propelled by highly accommodative monetary policy. By contrast, emerging market equities were held back by concerns around domestic economic growth and falling commodity prices which hurt local producers.

In December, the Federal Reserve (the “Fed”) announced a carefully paced reduction in the massive bond-buying program it has conducted during the third phase of its quantitative easing program (QE3). The markets and the U.S. economy appeared to be generally ready for the news, as bond yields had risen since May 2013, when the Fed first broached the subject. Furthermore, the Fed indicated that they were unlikely to raise short-term interest rates before 2015. Even after the Fed’s announcement, some macroeconomic uncertainty still overhung the markets. The compromise that was reached on the federal budget moved Congress beyond the crisis-driven budget process but it only modestly reduced the deficit, and it did not address the debt-ceiling issue that may reemerge early in 2014.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s objective is to provide long term growth by participating in up markets and by mitigating the downside. The goal is to deliver more consistent returns through broad diversification and to reduce volatility by making flexible adjustments to asset allocation. In this way, the Portfolio should capture potential return opportunities and manage risk. In the twelve months ending December 31, 2013, the Portfolio had solid absolute returns but lagged the benchmark. The equity overweight was additive to performance, but within stocks the emerging market holdings detracted. The diversification across other assets classes hurt performance given the strong returns of developed equity markets; allocations to real estate investment trusts (“REITs”) and commodities detracted. An underweight to bonds was additive; however, the Portfolio holds a 10-year interest rate swap, resulting in extended duration exposure, which detracted as yields rose during the year. The Portfolio has extended duration exposure to provide additional diversification and balance to the sources of risk.

Throughout the year, the Portfolio had an overweight in risk assets with global equity, global REITs and commodity holdings all in excess of benchmark weights; although the degree and composition of the overweight varied as market conditions changed. This position was supported by our view that easy money policies of central banks would continue to provide liquidity to markets creating conditions with low interest rates and where equity volatility was also likely to remain low. At the same time, equities were undervalued hence relatively attractive. Earlier in the year, the Portfolio had no regional bias within the equity overweight, but during the summer, it tilted toward non-U.S. stocks—particularly in Europe and Japan—as a result of more favorable valuations. The Portfolio’s allocations emerging market equities and commodities were small throughout the year due to growth concerns around emerging economies and given subdued prospects for inflation. For diversification, the Portfolio maintained a modest allocation to REITs. The Portfolio remained underweight bonds through most of the year and held very little cash at all times.

In addition, during the year, The Portfolio employed a variety of strategies to further protect during periods of uncertainty. At times, The Portfolio held a small amount of equity put options to provide some protection to an overweight equity position. Earlier in the year, The Portfolio hedged a portion of the foreign currency exposure that came from owning non-U.S. stocks. Specifically, The Portfolio reduced exposure to currencies where we believed economic weakness might lead to further rate cuts and those of countries with a high dependency on commodity exports. Before the end of the year, we chose to protect the Portfolio by initiating interest rate hedges to mitigate the possible impact of a sudden spike in interest rates, in addition to remaining underweight bonds in the Portfolio, which contributed to return.

MIST-1

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*—(Continued)

The Portfolio ended the period overweight risk assets. The overweight to risk assets was concentrated in global equities with a slight tilt to selected developed international geographies. The Portfolio held a very small position in emerging market equities. Within the risk asset allocation, the Portfolio retained very modest exposures to global REITs and commodities for diversification. The Portfolio was underweight bonds, and cash holdings were negligible and we had a small interest rate hedge.

Dan Loewy

Vadim Zlotnikov

Portfolio Managers

AllianceBernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
AllianceBernstein Global Dynamic Allocation Portfolio
Class B	11.15	7.16
Dow Jones Moderate Index	14.46	7.21

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Equity Sectors

% of Market Value of Total Investments
Financials	14.9
Consumer Discretionary	5.3
Industrials	5.2
Health Care	4.9
Information Technology	4.5

Top Fixed Income Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	24.0
Cash & Cash Equivalents	23.1
Foreign Government	4.0

MIST-3

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AllianceBernstein Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B(a)	Actual	0.88%	$1,000.00	$1,086.10	$4.63
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—44.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.8%
BAE Systems plc	305,243	$2,205,980
Boeing Co. (The)	38,125	5,203,681
Cobham plc	101,121	459,865
European Aeronautic Defence and Space Co. NV	55,802	4,301,101
Finmeccanica S.p.A. (a)	37,938	290,973
General Dynamics Corp.	18,430	1,760,987
Honeywell International, Inc.	43,260	3,952,666
L-3 Communications Holdings, Inc.	4,885	522,011
Lockheed Martin Corp.	14,845	2,206,858
Meggitt plc	74,130	649,330
Northrop Grumman Corp.	12,225	1,401,107
Precision Castparts Corp.	8,025	2,161,133
Raytheon Co.	17,615	1,597,681
Rockwell Collins, Inc. (b)	7,435	549,595
Rolls-Royce Holdings plc (a)	177,693	3,763,458
Safran S.A.	25,618	1,781,510
Singapore Technologies Engineering, Ltd.	145,900	459,207
Textron, Inc.	15,480	569,045
Thales S.A.	8,643	557,178
United Technologies Corp.	46,525	5,294,545
Zodiac Aerospace (b)	3,239	575,124

		40,263,035

Air Freight & Logistics—0.2%
C.H. Robinson Worldwide, Inc. (b)	8,360	487,722
Deutsche Post AG	85,693	3,124,845
Expeditors International of Washington, Inc.	11,305	500,246
FedEx Corp.	16,410	2,359,266
Kerry Logistics Network Ltd. (a)	66,925	94,938
TNT Express NV	33,369	310,377
Toll Holdings, Ltd.	63,808	323,727
United Parcel Service, Inc. - Class B	39,400	4,140,152
Yamato Holdings Co., Ltd.	34,893	706,392

		12,047,665

Airlines—0.1%
ANA Holdings, Inc. (b)	109,656	219,035
Cathay Pacific Airways, Ltd.	111,200	236,038
Delta Air Lines, Inc.	47,151	1,295,238
Deutsche Lufthansa AG (a)	21,638	459,152
easyJet plc (b)	14,907	379,529
International Consolidated Airlines Group S.A. - Class DI (a)	89,802	598,188
Japan Airlines Co., Ltd.	5,716	282,013
Qantas Airways, Ltd. (a)	100,738	98,938
Ryanair Holdings plc (ADR) (a)	2,230	104,654
Singapore Airlines, Ltd.	50,200	415,147
Southwest Airlines Co.	38,385	723,173

		4,811,105

Auto Components—0.4%
Aisin Seiki Co., Ltd.	18,107	736,827
BorgWarner, Inc.	12,740	712,293
Bridgestone Corp. (b)	61,494	2,331,263
Cie Generale des Etablissements Michelin	17,690	1,887,779
Continental AG	10,396	2,280,550

Auto Components—(Continued)
Delphi Automotive plc	15,421	927,265
Denso Corp.	45,957	2,429,884
GKN plc	154,221	954,709
Goodyear Tire & Rubber Co. (The)	13,590	324,121
Johnson Controls, Inc.	37,745	1,936,318
Koito Manufacturing Co., Ltd.	8,781	168,242
NGK Spark Plug Co., Ltd.	17,000	403,152
NHK Spring Co., Ltd.	15,100	170,678
NOK Corp.	8,947	146,558
Nokian Renkaat Oyj (b)	10,681	513,881
Pirelli & C S.p.A.	22,590	392,088
Stanley Electric Co., Ltd.	13,544	310,387
Sumitomo Rubber Industries, Ltd.	16,101	229,277
Toyoda Gosei Co., Ltd.	6,145	143,182
Toyota Boshoku Corp.	6,200	77,499
Toyota Industries Corp.	15,424	697,124
Valeo S.A.	7,135	790,524
Yokohama Rubber Co., Ltd. (The) (b)	19,000	187,194

		18,750,795

Automobiles—1.0%
Bayerische Motoren Werke (BMW) AG	31,291	3,669,611
Daihatsu Motor Co., Ltd. (b)	18,533	314,379
Daimler AG	90,965	7,874,005
Fiat S.p.A. (a) (b)	82,296	675,426
Ford Motor Co.	217,395	3,354,405
Fuji Heavy Industries, Ltd.	56,012	1,608,995
General Motors Co. (a)	62,777	2,565,696
Harley-Davidson, Inc.	12,175	842,997
Honda Motor Co., Ltd.	154,096	6,355,352
Isuzu Motors, Ltd.	111,553	695,517
Mazda Motor Corp. (a)	254,592	1,320,022
Mitsubishi Motors Corp. (a) (b)	41,400	446,907
Nissan Motor Co., Ltd.	234,949	1,977,892
Renault S.A.	18,214	1,470,552
Suzuki Motor Corp.	34,494	929,111
Toyota Motor Corp.	260,710	15,864,847
Volkswagen AG	2,796	757,656
Yamaha Motor Co., Ltd. (b)	26,466	397,678

		51,121,048

Beverages—1.0%
Anheuser-Busch InBev NV	75,945	8,097,559
Asahi Group Holdings, Ltd.	36,563	1,031,747
Beam, Inc.	8,995	612,200
Brown-Forman Corp. - Class B (b)	8,927	674,613
Carlsberg A/S - Class B	10,136	1,126,026
Coca-Cola Amatil, Ltd.	53,825	579,354
Coca-Cola Co. (The) (c)	209,310	8,646,596
Coca-Cola Enterprises, Inc.	13,290	586,488
Coca-Cola HBC AG (a)	18,907	552,324
Coca-Cola West Co., Ltd. (b)	5,800	122,907
Constellation Brands, Inc. - Class A (a)	9,175	645,737
Diageo plc	237,297	7,838,212
Dr. Pepper Snapple Group, Inc.	11,040	537,869
Heineken Holding NV	9,518	603,607

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
Heineken NV	21,831	$1,478,234
Kirin Holdings Co., Ltd. (b)	82,148	1,183,291
Molson Coors Brewing Co. - Class B (b)	8,705	488,786
Monster Beverage Corp. (a)	7,480	506,920
PepsiCo, Inc.	84,525	7,010,503
Pernod-Ricard S.A.	20,059	2,290,317
Remy Cointreau S.A. (b)	2,442	205,259
SABMiller plc	90,913	4,681,863
Suntory Beverage & Food, Ltd.	11,712	373,413
Treasury Wine Estates, Ltd.	60,661	261,151

		50,134,976

Biotechnology—0.5%
Actelion, Ltd. (a)	9,662	819,059
Alexion Pharmaceuticals, Inc. (a)	10,800	1,437,048
Amgen, Inc.	41,583	4,747,115
Biogen Idec, Inc. (a)	13,030	3,645,143
Celgene Corp. (a)	22,720	3,838,771
CSL, Ltd.	46,032	2,841,450
Gilead Sciences, Inc. (a)	84,520	6,351,678
Grifols S.A.	14,095	675,217
Novozymes A/S - B Shares	21,420	906,157
Regeneron Pharmaceuticals, Inc. (a)	4,341	1,194,817
Vertex Pharmaceuticals, Inc. (a)	12,867	956,018

		27,412,473

Building Products—0.2%
Allegion plc (a)	4,902	216,605
Asahi Glass Co., Ltd. (b)	94,533	588,222
Assa Abloy AB - Class B	31,657	1,678,363
Cie de St-Gobain	39,185	2,165,823
Daikin Industries, Ltd.	22,191	1,384,796
Geberit AG	3,573	1,093,014
LIXIL Group Corp.	25,129	690,107
Masco Corp.	19,675	448,000
TOTO, Ltd.	27,000	428,633

		8,693,563

Capital Markets—0.9%
3i Group plc	91,171	581,662
Aberdeen Asset Management plc	90,241	751,511
Ameriprise Financial, Inc.	10,715	1,232,761
Bank of New York Mellon Corp. (The)	63,285	2,211,178
BlackRock, Inc.	7,010	2,218,455
Charles Schwab Corp. (The)	63,945	1,662,570
Credit Suisse Group AG (a)	143,135	4,394,510
Daiwa Securities Group, Inc.	157,135	1,573,649
Deutsche Bank AG	96,348	4,597,113
E*Trade Financial Corp. (a)	15,815	310,607
Franklin Resources, Inc.	22,241	1,283,973
Goldman Sachs Group, Inc. (The)	23,250	4,121,295
Hargreaves Lansdown plc	20,071	451,323
ICAP plc	51,459	385,551
Invesco, Ltd.	24,420	888,888
Investec plc	54,042	391,894
Julius Baer Group, Ltd. (a)	21,207	1,022,591

Capital Markets—(Continued)
Legg Mason, Inc. (b)	5,830	253,488
Macquarie Group, Ltd.	27,344	1,348,490
Mediobanca S.p.A. (a)	48,349	425,413
Morgan Stanley	76,360	2,394,650
Nomura Holdings, Inc.	343,126	2,655,620
Northern Trust Corp.	12,390	766,817
Partners Group Holding AG	1,652	440,756
SBI Holdings, Inc.	19,100	289,878
Schroders plc	9,680	417,976
State Street Corp.	24,190	1,775,304
T. Rowe Price Group, Inc.	14,390	1,205,450
UBS AG (a)	344,697	6,566,588

		46,619,961

Chemicals—1.3%
Air Liquide S.A.	29,360	4,162,116
Air Products & Chemicals, Inc.	11,645	1,301,678
Air Water, Inc.	13,767	186,744
Airgas, Inc.	3,660	409,371
Akzo Nobel NV	22,722	1,762,961
Arkema S.A.	5,949	696,792
Asahi Kasei Corp.	118,475	928,589
BASF SE	86,801	9,256,009
CF Industries Holdings, Inc.	3,160	736,406
Croda International plc	12,931	526,552
Daicel Corp.	27,442	223,637
Dow Chemical Co. (The)	66,840	2,967,696
E.I. du Pont de Nemours & Co.	51,055	3,317,043
Eastman Chemical Co.	8,480	684,336
Ecolab, Inc.	14,945	1,558,315
EMS-Chemie Holding AG	784	279,380
FMC Corp.	7,340	553,876
Givaudan S.A. (a)	788	1,128,935
Hitachi Chemical Co., Ltd.	9,888	157,824
Incitec Pivot, Ltd.	152,651	365,455
International Flavors & Fragrances, Inc.	4,485	385,620
Israel Chemicals, Ltd.	41,711	347,581
Israel Corp., Ltd. (The) (a)	264	139,125
Johnson Matthey plc	19,431	1,058,008
JSR Corp.	16,920	328,083
K&S AG (b)	16,406	505,227
Kaneka Corp.	25,974	170,649
Kansai Paint Co., Ltd.	21,548	319,254
Koninklijke DSM NV	14,612	1,151,621
Kuraray Co., Ltd.	32,505	387,805
Lanxess AG (b)	7,927	529,586
Linde AG	17,551	3,675,832
LyondellBasell Industries NV - Class A	24,071	1,932,420
Mitsubishi Chemical Holdings Corp.	127,632	590,540
Mitsubishi Gas Chemical Co., Inc.	36,159	266,495
Mitsui Chemicals, Inc. (b)	77,044	186,256
Monsanto Co.	28,980	3,377,619
Mosaic Co. (The)	18,780	887,731
Nippon Paint Co., Ltd.	16,000	266,297
Nitto Denko Corp.	15,670	663,378
Orica, Ltd. (b)	34,761	740,916

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
PPG Industries, Inc.	7,845	$1,487,883
Praxair, Inc.	16,225	2,109,737
Sherwin-Williams Co. (The)	4,760	873,460
Shin-Etsu Chemical Co., Ltd.	38,789	2,268,119
Showa Denko KK (b)	140,676	199,472
Sigma-Aldrich Corp.	6,585	619,056
Sika AG	205	728,985
Solvay S.A.	5,618	889,234
Sumitomo Chemical Co., Ltd.	140,637	551,687
Syngenta AG	8,801	3,508,402
Taiyo Nippon Sanso Corp.	22,268	158,637
Teijin, Ltd.	87,665	195,337
Toray Industries, Inc.	138,548	959,931
Ube Industries, Ltd.	99,552	213,122
Umicore S.A.	10,762	502,765
Yara International ASA (b)	17,108	739,120

		65,118,705

Commercial Banks—3.8%
Aozora Bank, Ltd. (b)	100,635	285,154
Australia & New Zealand Banking Group, Ltd.	259,284	7,464,257
Banca Monte dei Paschi di Siena S.p.A. (a) (b)	602,432	146,230
Banco Bilbao Vizcaya Argentaria S.A.	547,572	6,784,629
Banco de Sabadell S.A.	319,908	836,137
Banco Espirito Santo S.A. (a) (b)	169,954	243,139
Banco Popular Espanol S.A. (a)	120,866	729,754
Banco Santander S.A.	1,073,821	9,690,494
Bank Hapoalim B.M.	99,021	555,500
Bank Leumi Le-Israel B.M. (a)	117,430	480,075
Bank of East Asia, Ltd.	117,600	498,616
Bank of Ireland (a)	1,984,450	690,591
Bank of Kyoto, Ltd. (The) (b)	29,632	247,969
Bank of Queensland, Ltd.	30,223	329,029
Bank of Yokohama, Ltd. (The)	111,009	619,821
Bankia S.A. (a) (b)	378,912	649,914
Barclays plc	1,444,169	6,534,277
BB&T Corp.	38,845	1,449,695
Bendigo and Adelaide Bank, Ltd. (b)	38,936	408,653
BNP Paribas S.A.	94,086	7,367,187
BOC Hong Kong Holdings, Ltd.	349,500	1,124,110
CaixaBank	161,752	843,061
Chiba Bank, Ltd. (The)	69,833	471,936
Chugoku Bank, Ltd. (The)	14,798	187,921
Comerica, Inc.	10,055	478,015
Commerzbank AG (a)	91,320	1,471,717
Commonwealth Bank of Australia	152,335	10,614,321
Credit Agricole S.A. (a)	93,606	1,203,169
Danske Bank A/S (a)	61,889	1,424,912
DBS Group Holdings, Ltd.	162,100	2,203,246
DNB ASA	92,314	1,654,381
Erste Group Bank AG	24,426	854,530
Fifth Third Bancorp	48,635	1,022,794
Fukuoka Financial Group, Inc.	72,326	317,714
Gunma Bank, Ltd. (The)	35,171	196,736
Hachijuni Bank, Ltd. (The)	39,338	229,679
Hang Seng Bank, Ltd.	72,300	1,175,602

Commercial Banks—(Continued)
Hiroshima Bank, Ltd. (The)	46,340	192,121
Hokuhoku Financial Group, Inc.	108,000	215,599
HSBC Holdings plc	1,763,064	19,337,097
Huntington Bancshares, Inc. (b)	45,755	441,536
Intesa Sanpaolo S.p.A.	1,098,721	2,727,533
Iyo Bank, Ltd. (The)	24,000	235,673
Joyo Bank, Ltd. (The)	62,592	320,273
KBC Groep NV	23,644	1,345,651
KeyCorp	49,420	663,216
Lloyds Banking Group plc (a)	4,721,165	6,170,906
M&T Bank Corp. (b)	7,195	837,642
Mitsubishi UFJ Financial Group, Inc.	1,204,680	7,965,415
Mizrahi Tefahot Bank, Ltd.	12,009	157,294
Mizuho Financial Group, Inc.	2,172,160	4,704,461
National Australia Bank, Ltd.	222,008	6,930,615
Natixis	86,899	513,170
Nishi-Nippon City Bank, Ltd. (The)	64,000	172,521
Nordea Bank AB	287,054	3,887,008
Oversea-Chinese Banking Corp., Ltd.	243,200	1,968,749
PNC Financial Services Group, Inc. (The)	29,335	2,275,809
Raiffeisen Bank International AG (b)	4,707	166,162
Regions Financial Corp.	75,915	750,799
Resona Holdings, Inc.	175,626	895,791
Royal Bank of Scotland Group plc (a)	203,914	1,147,952
Seven Bank, Ltd.	56,275	220,193
Shinsei Bank, Ltd.	155,300	380,056
Shizuoka Bank, Ltd. (The)	52,824	565,088
Skandinaviska Enskilda Banken AB - Class A	143,509	1,898,610
Societe Generale S.A.	67,929	3,966,882
Standard Chartered plc	229,040	5,160,688
Sumitomo Mitsui Financial Group, Inc.	120,350	6,215,057
Sumitomo Mitsui Trust Holdings, Inc.	313,090	1,654,020
SunTrust Banks, Inc.	29,500	1,085,895
Suruga Bank, Ltd.	17,000	305,544
Svenska Handelsbanken AB - A Shares	47,155	2,329,326
Swedbank AB - A Shares	85,584	2,414,359
U.S. Bancorp	100,635	4,065,654
UniCredit S.p.A.	410,329	3,055,432
Unione di Banche Italiane SCPA	80,419	549,177
United Overseas Bank, Ltd.	120,400	2,029,921
Wells Fargo & Co. (c)	264,210	11,995,134
Westpac Banking Corp.	293,317	8,518,235
Yamaguchi Financial Group, Inc. (b)	20,000	185,474
Zions Bancorporation (b)	10,160	304,394

		192,407,097

Commercial Services & Supplies—0.2%
ADT Corp. (The) (b)	11,022	446,060
Aggreko plc (b)	25,488	721,983
Babcock International Group plc	34,307	770,039
Brambles, Ltd.	146,983	1,201,320
Cintas Corp. (b)	5,530	329,533
Dai Nippon Printing Co., Ltd.	52,963	562,807
Edenred	19,264	646,259
G4S plc	145,827	634,361
Iron Mountain, Inc.	9,351	283,803

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Park24 Co., Ltd.	9,280	$175,023
Pitney Bowes, Inc. (b)	11,110	258,863
Republic Services, Inc.	14,885	494,182
Secom Co., Ltd.	19,829	1,197,448
Securitas AB - B Shares	29,302	312,231
Serco Group plc	46,581	384,954
Societe BIC S.A.	2,770	339,523
Stericycle, Inc. (a)	4,715	547,742
Toppan Printing Co., Ltd.	51,929	416,013
Tyco International, Ltd.	25,625	1,051,650
Waste Management, Inc. (b)	24,035	1,078,450

		11,852,244

Communications Equipment—0.5%
Alcatel-Lucent (a)	263,096	1,180,262
Cisco Systems, Inc. (c)	294,700	6,616,015
F5 Networks, Inc. (a)	4,285	389,335
Harris Corp.	5,890	411,181
Juniper Networks, Inc. (a)	27,820	627,897
Motorola Solutions, Inc.	12,700	857,250
Nokia Oyj (a)	353,918	2,855,429
QUALCOMM, Inc.	93,105	6,913,046
Telefonaktiebolaget LM Ericsson - B Shares	287,605	3,521,918

		23,372,333

Computers & Peripherals—0.8%
Apple, Inc. (c)	49,609	27,836,106
EMC Corp.	113,410	2,852,261
Gemalto NV	7,406	819,189
Gemalto NV (b)	102	11,227
Hewlett-Packard Co.	105,910	2,963,362
NEC Corp.	233,087	526,188
NetApp, Inc.	18,770	772,198
SanDisk Corp.	12,455	878,576
Seagate Technology plc	17,960	1,008,634
Western Digital Corp.	11,595	972,820

		38,640,561

Construction & Engineering—0.2%
ACS Actividades de Construccion y Servicios S.A.	13,716	475,462
Bouygues S.A.	18,145	688,049
Chiyoda Corp.	15,000	218,309
Ferrovial S.A.	38,049	739,959
Fluor Corp.	8,995	722,208
Hochtief AG	2,952	252,709
Jacobs Engineering Group, Inc. (a)	7,250	456,677
JGC Corp.	20,182	792,694
Kajima Corp.	79,151	297,897
Kinden Corp.	12,500	130,650
Koninklijke Boskalis Westminster NV	7,388	391,726
Leighton Holdings, Ltd.	15,846	229,102
Obayashi Corp.	60,450	344,715
OCI (a)	8,650	389,883
Quanta Services, Inc. (a)	11,885	375,091
Shimizu Corp.	55,178	279,041

Construction & Engineering—(Continued)
Skanska AB - B Shares	35,852	736,133
Taisei Corp. (b)	91,221	415,499
Vinci S.A.	45,285	2,984,008

		10,919,812

Construction Materials—0.2%
Boral, Ltd. (b)	72,244	309,186
CRH plc	68,913	1,747,050
Fletcher Building, Ltd.	64,375	448,328
HeidelbergCement AG	13,325	1,011,251
Holcim, Ltd. (a)	21,695	1,631,102
Imerys S.A.	3,256	283,974
James Hardie Industries plc	41,847	486,798
Lafarge S.A.	17,551	1,320,732
Taiheiyo Cement Corp.	111,000	426,678
Vulcan Materials Co. (b)	7,150	424,853

		8,089,952

Consumer Finance—0.2%
Acom Co., Ltd. (a) (b)	37,710	128,287
AEON Financial Service Co., Ltd. (b)	6,305	169,408
American Express Co.	50,780	4,607,269
Capital One Financial Corp.	31,765	2,433,517
Credit Saison Co., Ltd.	14,915	393,381
Discover Financial Services	26,385	1,476,241
SLM Corp.	24,035	631,640

		9,839,743

Containers & Packaging—0.1%
Amcor, Ltd.	113,852	1,076,646
Avery Dennison Corp.	5,300	266,007
Ball Corp.	7,970	411,730
Bemis Co., Inc. (b)	5,660	231,834
MeadWestvaco Corp.	9,800	361,914
Orora, Ltd. (a)	113,852	117,924
Owens-Illinois, Inc. (a)	9,070	324,524
Rexam plc	74,374	653,986
Sealed Air Corp.	10,795	367,570
Toyo Seikan Group Holdings, Ltd.	15,396	331,435

		4,143,570

Distributors—0.0%
Genuine Parts Co. (b)	8,515	708,363
Jardine Cycle & Carriage, Ltd. (b)	10,200	291,454

		999,817

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	6,854	275,309
Graham Holdings Co. - Class B	253	167,820
H&R Block, Inc.	15,055	437,197

		880,326

Diversified Financial Services—1.3%
ASX, Ltd.	18,277	600,102
Bank of America Corp.	587,908	9,153,728

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
Berkshire Hathaway, Inc. - Class B (a) (c)	99,220	$11,763,523
Citigroup, Inc.	167,171	8,711,281
CME Group, Inc.	17,385	1,364,027
Deutsche Boerse AG	18,287	1,518,534
Eurazeo S.A.	2,910	228,183
Exor S.p.A.	9,333	372,083
First Pacific Co., Ltd.	224,500	256,544
Groupe Bruxelles Lambert S.A.	7,645	703,142
Hong Kong Exchanges and Clearing, Ltd.	103,600	1,734,647
Industrivarden AB - C Shares	11,677	222,648
ING Groep NV (a)	362,603	5,070,515
IntercontinentalExchange Group, Inc.	6,336	1,425,093
Investment AB Kinnevik - B Shares	21,189	983,481
Investor AB - B Shares	43,158	1,489,168
Japan Exchange Group, Inc.	23,414	666,642
JPMorgan Chase & Co.	207,200	12,117,056
Leucadia National Corp.	17,275	489,573
London Stock Exchange Group plc	16,707	479,620
McGraw Hill Financial, Inc.	14,915	1,166,353
Mitsubishi UFJ Lease & Finance Co., Ltd.	55,020	338,341
Moody’s Corp.	10,425	818,050
NASDAQ OMX Group, Inc. (The)	6,370	253,526
ORIX Corp.	119,710	2,108,720
Pargesa Holding S.A.	2,586	208,879
Pohjola Bank plc - A Shares	13,190	265,663
Singapore Exchange, Ltd.	80,600	464,772
Wendel S.A.	3,062	446,420

		65,420,314

Diversified Telecommunication Services—1.2%
AT&T, Inc. (c)	290,351	10,208,741
Belgacom S.A. (b)	14,388	425,678
Bezeq The Israeli Telecommunication Corp., Ltd.	178,533	302,603
BT Group plc	746,698	4,701,486
CenturyLink, Inc. (b)	32,550	1,036,718
Deutsche Telekom AG	273,426	4,676,457
Elisa Oyj	13,492	357,809
Frontier Communications Corp. (b)	55,065	256,052
HKT Trust/HKT, Ltd.	210,500	208,335
Iliad S.A.	2,462	504,397
Inmarsat plc	42,016	526,360
Koninklijke KPN NV (a)	301,227	974,441
Nippon Telegraph & Telephone Corp.	35,514	1,911,590
Orange S.A.	175,232	2,178,017
PCCW, Ltd.	377,700	169,070
Portugal Telecom SGPS S.A. (b)	58,807	255,875
Singapore Telecommunications, Ltd.	752,400	2,176,183
Swisscom AG	2,209	1,168,139
TDC A/S	76,737	744,496
Telecom Corp. of New Zealand, Ltd. (b)	170,483	323,330
Telecom Italia S.p.A.	947,998	943,360
Telecom Italia S.p.A. - Risparmio Shares	565,017	443,701
Telefonica Deutschland Holding AG	26,247	217,004
Telefonica S.A.	387,083	6,318,974
Telekom Austria AG	20,674	156,541
Telenor ASA	64,498	1,540,199

Diversified Telecommunication Services—(Continued)
TeliaSonera AB	225,042	1,876,886
Telstra Corp., Ltd.	411,574	1,929,749
Verizon Communications, Inc. (c)	157,720	7,750,361
Vivendi S.A.	113,889	3,012,832
Windstream Holdings, Inc. (b)	32,850	262,143
Ziggo NV	14,213	650,471

		58,207,998

Electric Utilities—0.7%
American Electric Power Co., Inc.	26,850	1,254,969
Cheung Kong Infrastructure Holdings, Ltd.	58,400	370,175
Chubu Electric Power Co., Inc.	60,837	786,355
Chugoku Electric Power Co., Inc. (The)	28,034	436,460
CLP Holdings, Ltd.	166,982	1,323,083
Contact Energy, Ltd.	34,436	145,268
Duke Energy Corp.	38,915	2,685,524
Edison International	17,945	830,854
EDP - Energias de Portugal S.A. (b)	188,818	693,589
Electricite de France S.A.	22,724	804,712
Enel S.p.A.	622,061	2,725,279
Entergy Corp.	9,825	621,628
Exelon Corp.	47,224	1,293,465
FirstEnergy Corp.	23,025	759,365
Fortum Oyj	41,899	959,208
Hokkaido Electric Power Co., Inc. (a) (b)	17,297	199,090
Hokuriku Electric Power Co.	15,911	216,105
Iberdrola S.A.	442,279	2,828,760
Kansai Electric Power Co., Inc. (The) (a)	66,533	765,805
Kyushu Electric Power Co., Inc. (a)	40,297	514,902
NextEra Energy, Inc.	23,745	2,033,047
Northeast Utilities	17,365	736,102
Pepco Holdings, Inc. (b)	13,760	263,229
Pinnacle West Capital Corp.	6,050	320,166
Power Assets Holdings, Ltd.	130,900	1,043,711
PPL Corp.	34,715	1,044,574
Red Electrica Corp. S.A. (b)	10,254	685,502
Shikoku Electric Power Co., Inc. (a)	16,852	252,761
Southern Co. (The) (b)	48,595	1,997,740
SP AusNet	156,566	174,223
SSE plc	91,136	2,072,483
Terna Rete Elettrica Nazionale S.p.A.	141,772	712,522
Tohoku Electric Power Co., Inc. (a)	42,738	481,159
Tokyo Electric Power Co., Inc. (a) (b)	136,585	671,651
Xcel Energy, Inc.	27,410	765,835

		33,469,301

Electrical Equipment—0.5%
ABB, Ltd. (a)	207,816	5,490,372
Alstom S.A.	20,439	746,739
AMETEK, Inc.	13,467	709,307
Eaton Corp. plc	26,138	1,989,625
Emerson Electric Co.	38,795	2,722,633
Fuji Electric Co., Ltd.	51,942	243,310
Legrand S.A.	25,097	1,383,974
Mabuchi Motor Co., Ltd.	2,324	138,223
Mitsubishi Electric Corp.	182,739	2,298,176

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Nidec Corp. (b)	9,665	$947,823
OSRAM Licht AG (a)	7,936	448,534
Prysmian S.p.A.	19,245	496,211
Rockwell Automation, Inc.	7,645	903,333
Roper Industries, Inc.	5,490	761,353
Schneider Electric S.A.	50,308	4,415,601
Sumitomo Electric Industries, Ltd.	71,261	1,190,853

		24,886,067

Electronic Equipment, Instruments & Components—0.4%
Amphenol Corp. - Class A	8,735	778,987
Citizen Holdings Co., Ltd.	24,900	210,268
Corning, Inc.	79,740	1,420,967
FLIR Systems, Inc.	7,805	234,931
FUJIFILM Holdings Corp.	43,753	1,242,438
Hamamatsu Photonics KK	6,734	269,782
Hexagon AB - B Shares	22,507	713,818
Hirose Electric Co., Ltd.	2,855	406,987
Hitachi High-Technologies Corp.	5,911	148,705
Hitachi, Ltd.	456,158	3,458,476
Hoya Corp.	41,150	1,145,286
Ibiden Co., Ltd.	10,667	199,668
Jabil Circuit, Inc.	10,165	177,278
Keyence Corp.	4,388	1,879,172
Kyocera Corp.	30,800	1,540,607
Murata Manufacturing Co., Ltd.	19,246	1,710,893
Nippon Electric Glass Co., Ltd. (b)	34,602	181,845
Omron Corp.	19,366	857,139
Shimadzu Corp.	22,283	194,048
TDK Corp.	11,625	558,052
TE Connectivity, Ltd.	22,600	1,245,486
Yaskawa Electric Corp.	20,000	317,184
Yokogawa Electric Corp.	20,343	313,003

		19,205,020

Energy Equipment & Services—0.5%
Aker Solutions ASA	15,374	274,871
AMEC plc	28,210	509,439
Baker Hughes, Inc.	24,425	1,349,725
Cameron International Corp. (a)	13,100	779,843
CGG (a)	15,088	261,853
Diamond Offshore Drilling, Inc. (b)	3,815	217,150
Ensco plc - Class A	12,870	735,907
FMC Technologies, Inc. (a)	13,030	680,296
Fugro NV	6,701	400,846
Halliburton Co.	46,750	2,372,562
Helmerich & Payne, Inc.	5,905	496,492
Nabors Industries, Ltd.	14,315	243,212
National Oilwell Varco, Inc.	23,605	1,877,306
Noble Corp. plc	13,965	523,269
Petrofac, Ltd.	24,459	496,377
Rowan Cos. plc - Class A (a)	6,820	241,155
Saipem S.p.A.	25,155	543,051
Schlumberger, Ltd. (c)	72,590	6,541,085
Seadrill, Ltd. (b)	35,459	1,453,401
Subsea 7 S.A.	25,031	479,962

Energy Equipment & Services—(Continued)
Technip S.A.	9,640	928,518
Tenaris S.A. (b)	44,743	977,869
Transocean, Ltd. (Swiss - Traded Shares)	34,051	1,666,788
Transocean, Ltd. (b)	18,680	923,166
WorleyParsons, Ltd. (b)	19,519	289,429

		25,263,572

Food & Staples Retailing—0.9%
Aeon Co., Ltd.	57,329	777,466
Carrefour S.A.	58,157	2,306,231
Casino Guichard Perrachon S.A.	5,342	617,491
Colruyt S.A.	7,162	400,565
Costco Wholesale Corp.	24,095	2,867,546
CVS Caremark Corp.	65,615	4,696,065
Delhaize Group S.A.	9,669	576,101
Distribuidora Internacional de Alimentacion S.A.	57,359	513,138
FamilyMart Co., Ltd. (b)	5,614	256,518
J Sainsbury plc	116,205	703,920
Jeronimo Martins SGPS S.A. (b)	23,912	467,878
Koninklijke Ahold NV	95,224	1,709,784
Kroger Co. (The)	28,680	1,133,720
Lawson, Inc. (b)	6,176	462,288
Metcash, Ltd. (b)	82,552	232,934
Metro AG	12,245	593,078
Olam International, Ltd. (b)	138,400	168,895
Safeway, Inc.	13,600	442,952
Seven & I Holdings Co., Ltd.	71,231	2,836,774
Sysco Corp.	32,045	1,156,824
TESCO plc	763,738	4,229,760
Wal-Mart Stores, Inc. (c)	89,174	7,017,102
Walgreen Co.	47,995	2,756,833
Wesfarmers, Ltd.	93,956	3,700,114
Whole Foods Market, Inc.	20,500	1,185,515
WM Morrison Supermarkets plc	209,151	905,791
Woolworths, Ltd.	118,185	3,573,078

		46,288,361

Food Products—1.2%
Ajinomoto Co., Inc.	57,281	830,033
Archer-Daniels-Midland Co.	36,255	1,573,467
Aryzta AG (a)	8,302	638,199
Associated British Foods plc	33,756	1,367,498
Barry Callebaut AG (a) (b)	209	262,196
Calbee, Inc. (b)	6,886	167,537
Campbell Soup Co. (b)	9,890	428,039
ConAgra Foods, Inc.	23,240	783,188
Danone S.A.	53,672	3,871,935
General Mills, Inc.	34,960	1,744,854
Golden Agri-Resources, Ltd. (b)	666,600	288,445
Hershey Co. (The)	8,265	803,606
Hormel Foods Corp.	7,405	334,484
J.M. Smucker Co. (The)	5,785	599,442
Kellogg Co.	14,155	864,446
Kerry Group plc - Class A	14,151	983,443
Kikkoman Corp. (b)	15,100	286,069
Kraft Foods Group, Inc.	32,823	1,769,816

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Food Products—(Continued)
Lindt & Spruengli AG	10	$539,259
Lindt & Spruengli AG (Participation Certifcate)	82	369,611
McCormick & Co., Inc.	7,270	501,048
Mead Johnson Nutrition Co.	11,130	932,249
MEIJI Holdings Co., Ltd.	5,818	374,503
Mondelez International, Inc. - Class A	96,660	3,412,098
Nestle S.A.	304,758	22,371,659
Nippon Meat Packers, Inc.	15,715	270,050
Nisshin Seifun Group, Inc. (b)	19,600	202,817
Nissin Foods Holdings Co., Ltd. (b)	5,534	233,775
Orkla ASA	71,764	560,894
Suedzucker AG	7,737	208,847
Tate & Lyle plc	44,187	592,496
Toyo Suisan Kaisha, Ltd.	8,477	254,853
Tyson Foods, Inc. - Class A (b)	14,950	500,227
Unilever NV	153,947	6,215,655
Unilever plc	121,293	4,975,229
Wilmar International, Ltd.	181,339	492,211
Yakult Honsha Co., Ltd. (b)	8,392	424,273
Yamazaki Baking Co., Ltd. (b)	9,748	100,022

		61,128,473

Gas Utilities—0.1%
AGL Resources, Inc.	6,530	308,412
APA Group (b)	78,312	419,795
Enagas S.A.	18,071	473,075
Gas Natural SDG S.A.	33,213	857,007
Hong Kong & China Gas Co., Ltd.	541,218	1,245,834
ONEOK, Inc.	11,360	706,365
Osaka Gas Co., Ltd.	176,489	693,593
Snam S.p.A.	191,277	1,072,174
Toho Gas Co., Ltd. (b)	38,048	185,374
Tokyo Gas Co., Ltd.	225,460	1,110,959

		7,072,588

Health Care Equipment & Supplies—0.5%
Abbott Laboratories	85,200	3,265,716
Baxter International, Inc.	29,900	2,079,545
Becton Dickinson & Co.	10,690	1,181,138
Boston Scientific Corp. (a)	73,580	884,431
C.R. Bard, Inc.	4,285	573,933
CareFusion Corp. (a)	11,620	462,708
Cochlear, Ltd. (b)	5,427	285,604
Coloplast A/S - Class B	10,530	698,483
Covidien plc	25,365	1,727,356
DENTSPLY International, Inc.	7,845	380,326
Edwards Lifesciences Corp. (a) (b)	6,030	396,533
Elekta AB - B Shares (b)	34,790	533,732
Essilor International S.A.	19,377	2,064,433
Getinge AB - B Shares	18,915	648,781
Intuitive Surgical, Inc. (a)	2,120	814,249
Medtronic, Inc.	55,035	3,158,459
Olympus Corp. (a)	22,706	720,157
Smith & Nephew plc	84,946	1,211,430
Sonova Holding AG (a)	4,786	645,181
St. Jude Medical, Inc.	16,085	996,466

Health Care Equipment & Supplies—(Continued)
Stryker Corp.	16,270	1,222,528
Sysmex Corp.	6,928	409,206
Terumo Corp.	14,398	695,549
Varian Medical Systems, Inc. (a) (b)	5,825	452,544
William Demant Holding A/S (a) (b)	2,416	234,901
Zimmer Holdings, Inc.	9,435	879,248

		26,622,637

Health Care Providers & Services—0.5%
Aetna, Inc.	20,244	1,388,536
Alfresa Holdings Corp.	3,904	193,953
AmerisourceBergen Corp.	12,685	891,882
Cardinal Health, Inc.	18,830	1,258,032
Celesio AG	8,100	256,315
Cigna Corp.	15,225	1,331,883
DaVita HealthCare Partners, Inc. (a)	9,730	616,590
Express Scripts Holding Co. (a)	44,414	3,119,639
Extendicare Inc. (b)	9,700	62,277
Fresenius Medical Care AG & Co. KGaA	20,399	1,451,796
Fresenius SE & Co. KGaA	11,832	1,816,949
Humana, Inc.	8,600	887,692
Laboratory Corp. of America Holdings (a) (b)	4,825	440,860
McKesson Corp.	12,655	2,042,517
Medipal Holdings Corp.	12,687	167,652
Miraca Holdings, Inc.	5,343	252,002
Patterson Cos., Inc. (b)	4,580	188,696
Quest Diagnostics, Inc. (b)	8,005	428,588
Ramsay Health Care, Ltd.	12,447	481,929
Ryman Healthcare, Ltd. (b)	35,267	227,499
Sonic Healthcare, Ltd.	36,042	535,669
Suzuken Co., Ltd.	6,665	215,864
Tenet Healthcare Corp. (a)	5,457	229,849
UnitedHealth Group, Inc.	55,500	4,179,150
WellPoint, Inc.	16,280	1,504,109

		24,169,928

Health Care Technology—0.0%
Cerner Corp. (a)	16,260	906,332
M3, Inc. (b)	68	170,591

		1,076,923

Hotels, Restaurants & Leisure—0.6%
Accor S.A.	15,088	713,337
Carnival Corp.	24,120	968,900
Carnival plc	17,399	718,504
Chipotle Mexican Grill, Inc. (a)	1,715	913,718
Compass Group plc	170,887	2,739,972
Crown Resorts, Ltd.	37,959	571,316
Darden Restaurants, Inc. (b)	7,175	390,105
Echo Entertainment Group, Ltd.	73,730	162,000
Flight Centre Travel Group, Ltd. (b)	5,260	223,390
Galaxy Entertainment Group, Ltd. (a)	198,571	1,783,046
Genting Singapore plc (b)	577,000	685,705
InterContinental Hotels Group plc	24,837	828,375
International Game Technology	13,710	248,974
Marriott International, Inc. - Class A	12,375	610,830

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
McDonald’s Corp.	54,840	$5,321,125
McDonald’s Holdings Co. Japan, Ltd. (b)	6,277	160,262
MGM China Holdings, Ltd.	89,000	382,322
Oriental Land Co., Ltd.	4,760	686,381
Sands China, Ltd.	228,235	1,875,557
Shangri-La Asia, Ltd.	147,200	287,740
SJM Holdings, Ltd.	182,256	614,713
Sodexo	8,934	907,170
Starbucks Corp.	41,530	3,255,537
Starwood Hotels & Resorts Worldwide, Inc.	10,565	839,389
TABCORP Holdings, Ltd.	69,036	223,846
Tatts Group, Ltd.	131,202	363,870
TUI Travel plc	41,845	286,482
Whitbread plc	17,081	1,061,646
William Hill plc	81,176	540,371
Wyndham Worldwide Corp.	7,165	527,989
Wynn Macau, Ltd.	145,978	668,354
Wynn Resorts, Ltd.	4,450	864,234
Yum! Brands, Inc.	24,540	1,855,469

		32,280,629

Household Durables—0.2%
Casio Computer Co., Ltd. (b)	21,100	258,614
DR Horton, Inc. (b)	15,650	349,308
Electrolux AB - Series B	22,685	597,212
Garmin, Ltd. (b)	6,770	312,909
Harman International Industries, Inc.	3,730	305,300
Husqvarna AB - B Shares (b)	37,767	228,071
Iida Group Holdings Co., Ltd. (a) (b)	12,510	249,701
Leggett & Platt, Inc. (b)	7,780	240,713
Lennar Corp. - Class A	9,195	363,754
Mohawk Industries, Inc. (a)	3,360	500,304
Newell Rubbermaid, Inc.	15,825	512,888
Panasonic Corp. (b)	208,628	2,432,064
Persimmon plc (a)	28,790	591,453
PulteGroup, Inc.	18,980	386,623
Rinnai Corp.	3,275	255,245
Sekisui Chemical Co., Ltd.	39,915	490,670
Sekisui House, Ltd.	50,549	707,789
Sharp Corp. (a)	135,178	429,560
Sony Corp.	95,675	1,652,489
Whirlpool Corp.	4,330	679,204

		11,543,871

Household Products—0.5%
Clorox Co. (The) (b)	7,115	659,987
Colgate-Palmolive Co.	48,450	3,159,425
Henkel AG & Co. KGaA	12,308	1,283,195
Kimberly-Clark Corp.	21,035	2,197,316
Procter & Gamble Co. (The) (c)	149,825	12,197,253
Reckitt Benckiser Group plc	61,119	4,866,092
Svenska Cellulosa AB - B Shares	55,472	1,713,860
Unicharm Corp.	10,761	614,286

		26,691,414

Independent Power Producers & Energy Traders—0.0%
AES Corp. (The)	36,185	525,044
Electric Power Development Co., Ltd.	11,070	322,841
Enel Green Power S.p.A.	164,032	413,404
NRG Energy, Inc.	17,805	511,360

		1,772,649

Industrial Conglomerates—0.9%
3M Co.	35,245	4,943,111
Danaher Corp.	33,060	2,552,232
General Electric Co. (c)	557,645	15,630,789
Hopewell Holdings, Ltd.	53,000	179,899
Hutchison Whampoa, Ltd.	201,600	2,756,480
Keppel Corp., Ltd.	136,000	1,209,098
Koninklijke Philips NV	92,201	3,398,814
NWS Holdings, Ltd.	138,500	211,110
Sembcorp Industries, Ltd.	92,600	403,399
Siemens AG	74,933	10,238,388
Smiths Group plc	37,306	917,358
Toshiba Corp.	379,779	1,598,203

		44,038,881

Insurance—1.9%
ACE, Ltd.	18,740	1,940,152
Admiral Group plc	18,254	396,227
Aegon NV	169,687	1,601,996
Aflac, Inc.	25,685	1,715,758
Ageas	20,963	894,950
AIA Group, Ltd.	1,138,173	5,737,909
Allianz SE	43,090	7,729,205
Allstate Corp. (The)	25,065	1,367,045
American International Group, Inc.	81,135	4,141,942
AMP, Ltd.	277,842	1,091,010
Aon plc	16,580	1,390,896
Assicurazioni Generali S.p.A.	110,349	2,622,540
Assurant, Inc.	4,005	265,812
Aviva plc	278,491	2,074,999
AXA S.A.	169,561	4,729,597
Baloise Holding AG	4,507	575,818
Chubb Corp. (The)	13,870	1,340,258
Cincinnati Financial Corp.	8,110	424,721
CNP Assurances	16,265	333,500
Dai-ichi Life Insurance Co., Ltd. (The)	80,232	1,344,734
Delta Lloyd NV	17,707	440,525
Direct Line Insurance Group plc	106,317	440,156
Genworth Financial, Inc. - Class A (a)	27,215	422,649
Gjensidige Forsikring ASA	19,044	363,556
Hannover Rueck SE	5,711	493,238
Hartford Financial Services Group, Inc.	24,640	892,707
Insurance Australia Group, Ltd.	196,108	1,019,422
Legal & General Group plc	558,946	2,062,451
Lincoln National Corp.	14,440	745,393
Loews Corp.	16,840	812,362
Mapfre S.A. (b)	101,861	437,228
Marsh & McLennan Cos., Inc.	30,250	1,462,890
MetLife, Inc. (d)	61,775	3,330,908
MS&AD Insurance Group Holdings	47,939	1,289,702

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Muenchener Rueckversicherungs AG	16,949	$3,735,466
NKSJ Holdings, Inc.	31,766	886,062
Old Mutual plc	462,261	1,448,526
Principal Financial Group, Inc.	15,075	743,348
Progressive Corp. (The)	30,405	829,144
Prudential Financial, Inc.	25,530	2,354,377
Prudential plc	241,866	5,413,209
QBE Insurance Group, Ltd.	115,377	1,188,034
Resolution, Ltd.	133,474	785,035
RSA Insurance Group plc	343,314	519,913
Sampo Oyj - A Shares	39,602	1,954,542
SCOR SE	14,584	533,133
Sony Financial Holdings, Inc.	16,444	299,558
Standard Life plc	224,581	1,338,217
Suncorp Group, Ltd.	121,505	1,427,276
Swiss Life Holding AG (a)	3,041	632,923
Swiss Re AG (a)	33,282	3,076,400
T&D Holdings, Inc.	54,752	766,964
Tokio Marine Holdings, Inc.	65,479	2,193,355
Torchmark Corp.	4,970	388,405
Travelers Cos., Inc. (The)	20,080	1,818,043
Tryg A/S	2,359	228,260
Unum Group	14,395	504,977
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,710	185,263
XL Group plc	15,565	495,590
Zurich Insurance Group AG (a)	14,072	4,092,100

		93,770,376

Internet & Catalog Retail—0.3%
Amazon.com, Inc. (a)	20,440	8,151,268
Expedia, Inc.	5,685	396,017
Netflix, Inc. (a)	3,283	1,208,702
priceline.com, Inc. (a)	2,845	3,307,028
Rakuten, Inc. (b)	68,729	1,022,582
TripAdvisor, Inc. (a)	6,105	505,677

		14,591,274

Internet Software & Services—0.6%
Akamai Technologies, Inc. (a) (b)	9,860	465,195
Dena Co., Ltd. (b)	9,977	210,077
eBay, Inc. (a)	64,225	3,525,310
Facebook, Inc. - Class A (a)	91,004	4,974,279
Google, Inc. - Class A (a) (c)	15,490	17,359,798
Gree, Inc. (b)	9,936	98,207
Kakaku.com, Inc.	13,930	244,964
United Internet AG	10,153	432,533
VeriSign, Inc. (a) (b)	7,085	423,541
Yahoo Japan Corp.	135,889	756,921
Yahoo!, Inc. (a)	51,995	2,102,678

		30,593,503

IT Services—0.8%
Accenture plc - Class A	35,045	2,881,400
Alliance Data Systems Corp. (a) (b)	2,700	709,911
Amadeus IT Holding S.A. - A Shares	36,048	1,544,083

IT Services—(Continued)
Atos Origin S.A. (b)	5,357	486,412
Automatic Data Processing, Inc.	26,545	2,145,101
Cap Gemini S.A.	13,535	917,807
Cognizant Technology Solutions Corp. - Class A (a)	16,675	1,683,842
Computer Sciences Corp.	8,105	452,907
Computershare, Ltd.	44,416	452,346
Fidelity National Information Services, Inc.	16,035	860,759
Fiserv, Inc. (a)	14,360	847,958
Fujitsu, Ltd. (a)	176,016	911,286
International Business Machines Corp. (c)	56,265	10,553,626
Itochu Techno-Solutions Corp. (b)	2,400	97,387
MasterCard, Inc. - Class A	5,710	4,770,477
Nomura Research Institute, Ltd.	9,630	303,692
NTT Data Corp.	11,929	441,429
Otsuka Corp. (b)	1,560	199,117
Paychex, Inc. (b)	17,915	815,670
Teradata Corp. (a)	9,000	409,410
Total System Services, Inc.	9,195	306,010
Visa, Inc. - Class A	28,090	6,255,081
Western Union Co. (The) (b)	30,420	524,745

		38,570,456

Leisure Equipment & Products—0.1%
Hasbro, Inc. (b)	6,345	349,038
Mattel, Inc.	18,645	887,129
Namco Bandai Holdings, Inc.	16,810	373,433
Nikon Corp.	32,155	614,863
Sankyo Co., Ltd.	5,104	235,509
Sega Sammy Holdings, Inc.	17,648	450,076
Shimano, Inc.	7,441	640,089
Yamaha Corp.	14,900	236,974

		3,787,111

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	18,235	1,042,860
Life Technologies Corp. (a)	9,515	721,237
Lonza Group AG (a)	5,012	477,091
PerkinElmer, Inc.	6,190	255,214
QIAGEN NV (a)	22,381	522,140
Thermo Fisher Scientific, Inc. (b)	19,930	2,219,205
Waters Corp. (a)	4,690	469,000

		5,706,747

Machinery—1.0%
Alfa Laval AB	29,808	766,765
Amada Co., Ltd.	32,986	291,557
Andritz AG	6,929	435,228
Atlas Copco AB - A Shares	63,448	1,769,573
Atlas Copco AB - B Shares	36,974	941,513
Caterpillar, Inc.	35,085	3,186,069
CNH Industrial NV (a)	89,020	1,016,654
Cummins, Inc.	9,595	1,352,607
Deere & Co. (b)	21,115	1,928,433
Dover Corp.	9,400	907,476
FANUC Corp.	18,110	3,320,950

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Flowserve Corp.	7,680	$605,414
GEA Group AG	17,328	824,945
Hino Motors, Ltd.	24,133	380,339
Hitachi Construction Machinery Co., Ltd. (b)	10,158	217,571
IHI Corp. (b)	124,748	539,406
Illinois Tool Works, Inc.	22,500	1,891,800
IMI plc	29,869	757,062
Ingersoll-Rand plc	14,765	909,524
Invensys plc	61,823	521,664
Japan Steel Works, Ltd. (The)	29,374	164,545
Joy Global, Inc. (b)	5,835	341,289
JTEKT Corp.	19,417	331,942
Kawasaki Heavy Industries, Ltd.	133,697	561,993
Komatsu, Ltd.	88,287	1,797,076
Kone Oyj - Class B (b)	29,524	1,338,610
Kubota Corp.	101,359	1,680,437
Kurita Water Industries, Ltd. (b)	10,124	210,166
Makita Corp.	10,590	557,247
MAN SE	3,355	411,947
Melrose Industries plc	119,060	603,104
Metso Oyj (b)	12,078	516,961
Mitsubishi Heavy Industries, Ltd.	286,000	1,772,699
Nabtesco Corp.	10,740	248,027
NGK Insulators, Ltd.	25,922	493,886
NSK, Ltd. (b)	44,284	552,674
PACCAR, Inc.	19,495	1,153,519
Pall Corp.	6,120	522,342
Parker Hannifin Corp.	8,235	1,059,350
Pentair, Ltd.	10,973	852,273
Sandvik AB	100,666	1,424,957
Scania AB - B Shares	30,143	592,072
Schindler Holding AG	6,374	940,566
Sembcorp Marine, Ltd. (b)	78,700	278,173
SKF AB - B Shares	37,363	980,530
SMC Corp.	4,913	1,241,014
Snap-on, Inc.	3,210	351,559
Stanley Black & Decker, Inc.	8,540	689,093
Sulzer AG	2,289	370,285
Sumitomo Heavy Industries, Ltd.	51,676	238,125
THK Co., Ltd.	10,752	268,694
Vallourec S.A.	10,159	555,904
Volvo AB - B Shares	143,417	1,890,467
Wartsila Oyj Abp	16,820	832,354
Weir Group plc (The)	20,194	713,598
Xylem, Inc.	10,140	350,844
Yangzijiang Shipbuilding Holdings, Ltd. (b)	179,890	169,566
Zardoya Otis S.A. (b)	15,810	285,947

		49,908,385

Marine—0.1%
AP Moeller - Maersk A/S - Class A	52	536,219
AP Moeller - Maersk A/S - Class B	125	1,363,308
Kuehne & Nagel International AG	5,117	672,989
Mitsui OSK Lines, Ltd.	101,913	459,951
Nippon Yusen KK (b)	151,984	486,440

		3,518,907

Media—1.0%
Axel Springer SE (b)	3,783	243,113
British Sky Broadcasting Group plc	97,781	1,367,758
Cablevision Systems Corp. - Class A	11,785	211,305
CBS Corp. - Class B	30,750	1,960,005
Comcast Corp. - Class A	143,630	7,463,733
Dentsu, Inc.	20,487	839,772
DIRECTV (a)	26,945	1,861,630
Discovery Communications, Inc. - Class A (a)	12,450	1,125,729
Eutelsat Communications S.A. (b)	13,615	424,809
Gannett Co., Inc.	12,540	370,933
Hakuhodo DY Holdings, Inc.	22,030	170,986
Interpublic Group of Cos., Inc. (The)	22,925	405,773
ITV plc	352,227	1,132,194
JCDecaux S.A.	6,341	261,875
Kabel Deutschland Holding AG	2,097	272,103
Lagardere SCA	10,619	394,798
News Corp. - Class A (a)	27,421	494,126
Omnicom Group, Inc.	14,185	1,054,938
Pearson plc	77,459	1,720,485
ProSiebenSat.1 Media AG	17,576	871,903
Publicis Groupe S.A.	17,105	1,570,201
REA Group, Ltd.	4,979	167,929
Reed Elsevier NV	65,612	1,394,088
Reed Elsevier plc	111,263	1,658,418
RTL Group S.A.	3,657	468,056
Scripps Networks Interactive, Inc. - Class A	6,050	522,781
SES S.A.	28,790	932,205
Singapore Press Holdings, Ltd. (b)	152,000	497,194
Sky Deutschland AG (a)	41,449	457,794
Telenet Group Holding NV	4,919	294,098
Time Warner Cable, Inc.	15,535	2,104,992
Time Warner, Inc.	49,855	3,475,891
Toho Co., Ltd.	10,694	235,351
Twenty-First Century Fox, Inc. - Class A	108,135	3,804,189
Viacom, Inc. - Class B	22,370	1,953,796
Walt Disney Co. (The)	90,079	6,882,036
Wolters Kluwer NV	28,496	815,524
WPP plc	126,170	2,895,337

		52,777,848

Metals & Mining—1.0%
Alcoa, Inc. (b)	58,950	626,639
Allegheny Technologies, Inc. (b)	5,935	211,464
Alumina, Ltd. (a) (b)	237,401	236,403
Anglo American plc	131,752	2,895,426
Antofagasta plc	37,365	512,680
ArcelorMittal	94,384	1,687,485
BHP Billiton plc	199,600	6,188,723
BHP Billiton, Ltd.	303,520	10,322,133
Boliden AB	25,916	398,486
Cliffs Natural Resources, Inc. (b)	8,425	220,819
Daido Steel Co., Ltd. (b)	26,068	129,636
Fortescue Metals Group, Ltd. (b)	146,599	765,000
Freeport-McMoRan Copper & Gold, Inc.	57,200	2,158,728
Fresnillo plc	17,455	216,438
GlencoreXstrata plc (a)	1,002,760	5,212,873

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Hitachi Metals, Ltd.	18,465	$261,245
Iluka Resources, Ltd. (b)	39,169	301,933
JFE Holdings, Inc.	46,461	1,107,845
Kobe Steel, Ltd. (a) (b)	234,670	402,302
Maruichi Steel Tube, Ltd.	4,500	113,771
Mitsubishi Materials Corp.	104,804	387,384
Newcrest Mining, Ltd.	72,040	503,930
Newmont Mining Corp.	27,435	631,828
Nippon Steel Sumitomo Metal Corp.	718,089	2,408,694
Norsk Hydro ASA	127,094	568,154
Nucor Corp.	17,540	936,285
Randgold Resources, Ltd.	8,305	521,101
Rio Tinto plc	120,151	6,780,063
Rio Tinto, Ltd. (b)	41,182	2,507,740
Sumitomo Metal Mining Co., Ltd.	49,516	649,261
ThyssenKrupp AG (a)	36,562	892,027
United States Steel Corp. (b)	7,945	234,378
Voestalpine AG	10,641	515,313
Yamato Kogyo Co., Ltd.	4,000	127,960

		51,634,147

Multi-Utilities—0.5%
AGL Energy, Ltd.	52,422	703,743
Ameren Corp.	13,360	483,098
CenterPoint Energy, Inc.	23,600	547,048
Centrica plc	486,340	2,800,856
CMS Energy Corp.	14,655	392,314
Consolidated Edison, Inc. (b)	16,145	892,496
Dominion Resources, Inc.	31,990	2,069,433
DTE Energy Co.	9,730	645,975
E.ON SE	170,193	3,136,403
GDF Suez	125,413	2,959,477
Integrys Energy Group, Inc.	4,390	238,860
National Grid plc	352,495	4,605,844
NiSource, Inc.	17,250	567,180
PG&E Corp.	24,745	996,728
Public Service Enterprise Group, Inc.	27,870	892,955
RWE AG	46,235	1,690,754
SCANA Corp. (b)	7,740	363,238
Sempra Energy	12,520	1,123,795
Suez Environnement Co.	26,590	476,497
TECO Energy, Inc. (b)	11,235	193,691
Veolia Environnement S.A.	33,716	550,930
Wisconsin Energy Corp. (b)	12,465	515,303

		26,846,618

Multiline Retail—0.2%
Dollar General Corp. (a)	16,230	978,994
Dollar Tree, Inc. (a)	11,470	647,137
Don Quijote Holdings Co., Ltd.	5,160	313,266
Family Dollar Stores, Inc.	5,310	344,991
Harvey Norman Holdings, Ltd. (b)	49,785	140,517
Isetan Mitsukoshi Holdings, Ltd.	33,597	479,053
J Front Retailing Co., Ltd.	44,915	340,639
Kohl’s Corp. (b)	11,075	628,506
Macy’s, Inc.	20,310	1,084,554

Multiline Retail—(Continued)
Marks & Spencer Group plc	152,433	1,095,707
Marui Group Co., Ltd.	21,000	213,735
Next plc	14,869	1,342,240
Nordstrom, Inc. (b)	7,890	487,602
Takashimaya Co., Ltd.	24,372	243,315
Target Corp.	34,840	2,204,327

		10,544,583

Office Electronics—0.1%
Brother Industries, Ltd.	22,246	304,577
Canon, Inc. (b)	107,133	3,410,088
Konica Minolta, Inc.	45,253	453,640
Ricoh Co., Ltd.	63,478	677,364
Xerox Corp.	63,760	775,959

		5,621,628

Oil, Gas & Consumable Fuels—3.0%
Anadarko Petroleum Corp.	27,735	2,199,940
Apache Corp.	21,995	1,890,250
BG Group plc	321,754	6,933,881
BP plc	1,781,362	14,430,397
Cabot Oil & Gas Corp.	23,190	898,844
Caltex Australia, Ltd.	12,647	227,150
Chesapeake Energy Corp. (b)	27,835	755,442
Chevron Corp. (c)	106,000	13,240,460
ConocoPhillips	67,520	4,770,288
CONSOL Energy, Inc. (b)	12,590	478,924
Delek Group, Ltd.	400	152,900
Denbury Resources, Inc. (a) (b)	20,205	331,968
Devon Energy Corp.	21,020	1,300,507
ENI S.p.A.	240,413	5,813,091
EOG Resources, Inc.	15,045	2,525,153
EQT Corp.	8,310	746,072
Exxon Mobil Corp. (c)	240,789	24,367,847
Galp Energia SGPS S.A.	32,881	539,863
Hess Corp.	15,670	1,300,610
Idemitsu Kosan Co., Ltd.	8,400	191,261
Inpex Corp.	82,917	1,063,126
Japan Petroleum Exploration Co.	2,700	102,326
JX Holdings, Inc.	212,024	1,091,649
Kinder Morgan, Inc.	37,090	1,335,240
Koninklijke Vopak NV	6,659	390,148
Lundin Petroleum AB (a)	21,086	411,583
Marathon Oil Corp.	38,380	1,354,814
Marathon Petroleum Corp.	16,605	1,523,177
Murphy Oil Corp.	9,685	628,363
Neste Oil Oyj (b)	12,212	242,866
Newfield Exploration Co. (a)	7,500	184,725
Noble Energy, Inc.	19,800	1,348,578
Occidental Petroleum Corp.	44,445	4,226,719
OMV AG	13,955	668,375
Origin Energy, Ltd.	103,653	1,302,782
Peabody Energy Corp. (b)	14,845	289,923
Phillips 66	33,040	2,548,375
Pioneer Natural Resources Co.	7,865	1,447,711
QEP Resources, Inc.	9,865	302,362

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Range Resources Corp.	9,005	$759,212
Repsol S.A.	80,008	2,021,498
Royal Dutch Shell plc - A Shares	361,160	12,970,820
Royal Dutch Shell plc - B Shares	237,434	8,935,253
Santos, Ltd.	91,227	1,196,135
Showa Shell Sekiyu KK (b)	17,800	180,970
Southwestern Energy Co. (a)	19,305	759,266
Spectra Energy Corp.	36,920	1,315,090
Statoil ASA	105,470	2,561,854
Tesoro Corp.	7,325	428,512
TonenGeneral Sekiyu KK (b)	26,075	239,302
Total S.A.	202,151	12,391,674
Tullow Oil plc	86,047	1,221,879
Valero Energy Corp.	29,715	1,497,636
Williams Cos., Inc. (The)	37,665	1,452,739
Woodside Petroleum, Ltd.	62,291	2,164,310
WPX Energy, Inc. (a) (b)	11,055	225,301

		153,879,141

Paper & Forest Products—0.1%
International Paper Co.	24,435	1,198,048
OJI Holdings Corp.	75,372	387,313
Stora Enso Oyj - R Shares	51,627	520,273
UPM-Kymmene Oyj (b)	50,039	846,594

		2,952,228

Personal Products—0.2%
Avon Products, Inc.	23,900	411,558
Beiersdorf AG	9,551	969,665
Estee Lauder Cos., Inc. (The) - Class A	14,120	1,063,518
Kao Corp.	48,824	1,537,714
L’Oreal S.A.	22,722	4,001,337
Shiseido Co., Ltd. (b)	34,009	547,645

		8,531,437

Pharmaceuticals—3.1%
AbbVie, Inc.	87,680	4,630,381
Actavis plc (a)	9,583	1,609,944
Allergan, Inc.	16,395	1,821,156
Astellas Pharma, Inc.	41,024	2,430,770
AstraZeneca plc	118,371	7,021,301
Bayer AG	78,151	10,964,067
Bristol-Myers Squibb Co.	90,735	4,822,565
Chugai Pharmaceutical Co., Ltd. (b)	21,174	468,800
Daiichi Sankyo Co., Ltd.	63,699	1,166,927
Dainippon Sumitomo Pharma Co., Ltd. (b)	15,000	235,001
Eisai Co., Ltd.	23,880	925,723
Eli Lilly & Co.	54,630	2,786,130
Forest Laboratories, Inc. (a)	13,055	783,692
GlaxoSmithKline plc	462,956	12,347,800
Hisamitsu Pharmaceutical Co., Inc. (b)	5,925	298,508
Hospira, Inc. (a)	9,140	377,299
Johnson & Johnson (c)	155,520	14,244,077
Kyowa Hakko Kirin Co., Ltd. (b)	21,167	233,444
Merck & Co., Inc. (c)	161,035	8,059,802
Merck KGaA	6,123	1,103,183

Pharmaceuticals—(Continued)
Mitsubishi Tanabe Pharma Corp.	20,801	289,969
Mylan, Inc. (a)	21,085	915,089
Novartis AG	217,386	17,397,502
Novo Nordisk A/S - Class B	37,638	6,934,100
Ono Pharmaceutical Co., Ltd.	7,834	686,066
Orion Oyj - Class B (b)	9,431	265,524
Otsuka Holdings Co., Ltd.	34,356	992,210
Perrigo Co. plc	10,366	1,590,816
Pfizer, Inc.	357,206	10,941,220
Roche Holding AG	66,396	18,611,925
Sanofi	112,847	12,012,107
Santen Pharmaceutical Co., Ltd.	7,037	328,444
Shionogi & Co., Ltd.	28,198	612,593
Shire plc	52,281	2,463,570
Taisho Pharmaceutical Holdings Co., Ltd.	3,039	209,024
Takeda Pharmaceutical Co., Ltd.	74,650	3,426,828
Teva Pharmaceutical Industries, Ltd.	80,318	3,219,590
Tsumura & Co. (b)	5,700	151,062
UCB S.A.	10,458	779,192
Zoetis, Inc.	27,540	900,282

		159,057,683

Professional Services—0.2%
Adecco S.A. (a)	12,554	997,045
ALS, Ltd. (b)	36,369	286,230
Bureau Veritas S.A.	20,936	613,317
Capita Group plc	62,006	1,066,631
Dun & Bradstreet Corp. (The) (b)	2,095	257,161
Equifax, Inc.	6,715	463,939
Experian plc	94,920	1,751,863
Intertek Group plc	15,286	797,505
Nielsen Holdings NV	13,933	639,385
Randstad Holding NV	11,751	762,999
Robert Half International, Inc.	7,620	319,964
Seek, Ltd.	30,168	362,743
SGS S.A.	519	1,198,638

		9,517,420

Real Estate Investment Trusts—2.4%
Acadia Realty Trust (b)	6,200	153,946
Activia Properties, Inc. (b)	21	165,458
Advance Residence Investment Corp.	136	293,326
Aedifica	1,000	70,915
Affine S.A.	600	11,504
Agree Realty Corp.	1,600	46,432
Alexander’s, Inc. (b)	250	82,500
Alexandria Real Estate Equities, Inc.	8,050	512,141
Allied Properties Real Estate Investment Trust	7,650	235,928
Alstria Office REIT-AG (a)	7,600	95,683
American Assets Trust, Inc.	3,900	122,577
American Campus Communities, Inc.	11,750	378,467
American Homes 4 Rent - Class A	5,200	84,240
American Realty Capital Properties, Inc. (b)	20,800	267,488
American Tower Corp.	21,745	1,735,686
ANF Immobilier	750	23,024

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Apartment Investment & Management Co. - Class A	24,365	$631,297
Artis Real Estate Investment Trust	14,150	197,947
Ascendas Real Estate Investment Trust	413,800	722,836
Ashford Hospitality Trust, Inc.	7,150	59,202
Associated Estates Realty Corp.	6,450	103,523
Australand Property Group	39,600	136,158
AvalonBay Communities, Inc.	21,315	2,520,072
Befimmo S.A.	1,850	128,396
Beni Stabili S.p.A. (b)	92,750	62,558
Big Yellow Group plc	14,450	114,613
BioMed Realty Trust, Inc.	21,600	391,392
Boardwalk Real Estate Investment Trust	4,500	253,542
Boston Properties, Inc.	25,525	2,561,944
Brandywine Realty Trust	17,650	248,688
BRE Properties, Inc.	8,650	473,241
British Land Co. plc	201,714	2,102,447
Brixmor Property Group, Inc.	4,650	94,535
BWP Trust	53,450	104,532
Calloway Real Estate Investment Trust	11,450	271,200
Camden Property Trust	9,550	543,204
Campus Crest Communities, Inc. (b)	7,250	68,223
Canadian Apartment Properties	12,250	245,058
Canadian Real Estate Investment Trust	7,650	312,337
CapitaCommercial Trust (b)	410,150	471,952
CapitaMall Trust	518,900	784,790
CBL & Associates Properties, Inc.	19,100	343,036
CDL Hospitality Trusts (b)	70,800	92,005
Cedar Realty Trust, Inc.	8,050	50,393
CFS Retail Property Trust	421,654	734,147
Chambers Street Properties (b)	26,600	203,490
Champion	261,750	116,331
Charter Hall Retail (b)	34,700	111,251
Chartwell Retirement Residences	19,400	182,449
Chesapeake Lodging Trust	5,550	140,360
Cofinimmo	1,900	234,765
Cole Real Estate Investment, Inc.	52,800	741,312
Cominar Real Estate Investment Trust	14,031	243,569
Commonwealth Property Office Fund	229,850	255,537
CommonWealth REIT	13,300	310,023
Corio NV	14,029	629,792
Corporate Office Properties Trust	9,200	217,948
Cousins Properties, Inc.	19,850	204,455
Crombie Real Estate Investment Trust	8,150	103,884
CubeSmart (b)	15,650	249,461
Daiwahouse Residential Investment Corp.	36	143,551
DCT Industrial Trust, Inc.	35,600	253,828
DDR Corp. (b)	34,350	527,959
Derwent London plc	10,300	426,413
Dexus Property Group	986,384	885,457
DiamondRock Hospitality Co.	21,950	253,522
Digital Realty Trust, Inc. (b)	14,450	709,784
Douglas Emmett, Inc.	14,900	347,021
Duke Realty Corp.	36,550	549,712
Dundee International Real Estate Investment Trust	10,650	84,418
Dundee Real Estate Investment Trust - Class A	11,700	317,434
DuPont Fabros Technology, Inc. (b)	7,250	179,148

Real Estate Investment Trusts—(Continued)
EastGroup Properties, Inc. (b)	3,400	196,962
Education Realty Trust, Inc.	12,900	113,778
Empire State Realty Trust, Inc. - Class A (b)	8,500	130,050
EPR Properties	5,700	280,212
Equity Lifestyle Properties, Inc.	8,450	306,143
Equity One, Inc.	6,650	149,226
Equity Residential	58,630	3,041,138
Essex Property Trust, Inc.	4,300	617,093
Eurobank Properties Real Estate Investment Co. (a)	1,600	17,784
Eurocommercial Properties NV	4,650	197,851
Excel Trust, Inc.	5,100	58,089
Extra Space Storage, Inc.	12,900	543,477
Federal Realty Investment Trust	7,400	750,434
Federation Centres, Ltd.	294,895	616,355
FelCor Lodging Trust, Inc. (a) (b)	14,000	114,240
First Industrial Realty Trust, Inc. (b)	12,350	215,507
First Potomac Realty Trust	6,600	76,758
Fonciere Des Regions	6,521	563,306
Fortune Real Estate Investment Trust	145,600	117,278
Franklin Street Properties Corp.	9,900	118,305
Frontier Real Estate Investment Corp.	54	267,054
Gecina S.A.	4,194	554,244
General Growth Properties, Inc.	88,061	1,767,384
Getty Realty Corp.	2,800	51,436
Glimcher Realty Trust	16,300	152,568
GLP J-Reit (b)	182	177,986
Goodman Group	355,221	1,504,477
Government Properties Income Trust (b)	6,150	152,828
GPT Group	340,347	1,036,014
Granite Real Estate Investment Trust	5,300	192,891
Great Portland Estates plc	38,750	385,595
H&R Real Estate Investment Trust	30,144	607,279
Hamborner REIT AG	5,100	51,482
Hammerson plc	146,593	1,219,163
Hansteen Holdings plc (b)	71,900	128,828
HCP, Inc.	76,125	2,764,860
Health Care REIT, Inc.	47,965	2,569,485
Healthcare Realty Trust, Inc.	10,750	229,082
Hersha Hospitality Trust	19,350	107,780
Highwoods Properties, Inc.	10,100	365,317
Home Properties, Inc.	6,400	343,168
Hospitality Properties Trust	16,800	454,104
Host Hotels & Resorts, Inc.	125,485	2,439,428
Hudson Pacific Properties, Inc.	4,750	103,883
ICADE	7,017	654,502
Immobiliare Grande Distribuzione	15,178	18,120
Industrial & Infrastructure Fund Investment Corp. (b)	16	133,367
Inland Real Estate Corp. (b)	9,600	100,992
InnVest Real Estate Investment Trust	9,550	41,985
Intervest Offices & Warehouses	700	18,782
Intu Properties plc (b)	140,169	720,787
Investa Office Fund	67,762	189,429
Investors Real Estate Trust	11,650	99,957
Japan Excellent, Inc.	120	140,735
Japan Logistics Fund, Inc.	17	180,155
Japan Prime Realty Investment Corp. (b)	165	528,588

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Japan Real Estate Investment Corp.	248	$1,330,355
Japan Retail Fund Investment Corp.	479	975,387
Kenedix Realty Investment Corp.	32	151,884
Keppel	165,950	155,925
Kilroy Realty Corp.	9,250	464,165
Kimco Realty Corp.	68,220	1,347,345
Kite Realty Group Trust	14,550	95,594
Kiwi Income Property Trust	111,300	98,866
Klepierre	20,438	947,272
Land Securities Group plc	162,814	2,599,185
LaSalle Hotel Properties	11,700	361,062
Lexington Realty Trust (b)	25,700	262,397
Liberty Property Trust	16,450	557,161
Link REIT (The)	475,500	2,319,662
London & Stamford Property plc	65,750	150,719
LTC Properties, Inc.	3,900	138,021
Macerich Co. (The)	23,590	1,389,215
Mack-Cali Realty Corp.	9,850	211,578
Mapletree Commercial Trust	144,000	136,001
Mapletree Industrial Trust	130,250	137,938
Mapletree Logistics Trust	161,100	134,768
Medical Properties Trust, Inc.	18,150	221,793
Mercialys S.A.	4,650	97,698
Mid-America Apartment Communities, Inc.	8,376	508,758
Mirvac Group	756,637	1,135,447
Morguard Real Estate Investment Trust	3,850	59,621
Mori Hills REIT Investment Corp. (b)	26	172,457
Mori Trust Sogo REIT, Inc.	23	183,331
Mucklow A & J Group plc	5,200	41,269
National Health Investors, Inc.	3,300	185,130
National Retail Properties, Inc. (b)	13,650	414,004
Nieuwe Steen Investments NV	14,643	92,691
Nippon Accommodations Fund, Inc.	26	174,954
Nippon Building Fund, Inc. (b)	282	1,641,580
Nippon Prologis REIT, Inc.	51	487,588
Nomura Real Estate Master Fund, Inc.	192	197,740
Nomura Real Estate Office Fund, Inc.	74	344,288
Northern Property Real Estate Investment Trust	3,600	94,046
NorthWest Healthcare Properties Real Estate Investment Trust	3,350	32,924
Omega Healthcare Investors, Inc.	13,800	411,240
Orix JREIT, Inc.	177	221,418
Parkway Properties, Inc.	6,100	117,669
Pebblebrook Hotel Trust (b)	7,200	221,472
Pennsylvania Real Estate Investment Trust	7,350	139,503
Piedmont Office Realty Trust, Inc. - Class A	18,100	299,012
Plum Creek Timber Co., Inc. (b)	9,745	453,240
Post Properties, Inc.	6,100	275,903
Premier Investment Corp. (b)	22	85,128
Primary Health Properties plc (b)	11,954	69,875
Prime Office REIT-AG (a)	4,350	18,529
ProLogis, Inc.	83,570	3,087,911
PS Business Parks, Inc.	2,250	171,945
Public Storage	24,075	3,623,769
Pure Industrial Real Estate Trust	15,250	68,480
Ramco-Gershenson Properties Trust	7,400	116,476
Realty Income Corp. (b)	23,066	861,054

Real Estate Investment Trusts—(Continued)
Redefine International plc	80,650	79,924
Regency Centers Corp.	10,300	476,890
Retail Opportunity Investments Corp. (b)	8,050	118,496
RioCan Real Estate Investment Trust	33,800	788,163
RLJ Lodging Trust	13,800	335,616
Rouse Properties, Inc. (b)	2,550	56,585
Sabra Health Care REIT, Inc.	4,250	111,095
Saul Centers, Inc.	1,450	69,209
Segro plc	152,995	846,634
Select Income REIT	3,100	82,894
Senior Housing Properties Trust (b)	21,150	470,164
Shaftesbury plc	28,150	292,940
Silver Bay Realty Trust Corp. (b)	4,150	66,359
Simon Property Group, Inc.	51,720	7,869,715
SL Green Realty Corp.	10,700	988,466
Societe de la Tour Eiffel	600	40,121
Sovran Self Storage, Inc.	3,600	234,612
Spirit Realty Capital, Inc. (b)	39,962	392,826
STAG Industrial, Inc. (b)	4,950	100,931
Stockland	476,712	1,541,245
Strategic Hotels & Resorts, Inc. (a)	18,850	178,133
Sun Communities, Inc. (b)	3,850	164,164
Sunstone Hotel Investors, Inc.	20,550	275,370
Suntec Real Estate Investment Trust	231,150	282,465
Tanger Factory Outlet Centers, Inc.	10,550	337,811
Taubman Centers, Inc.	7,200	460,224
Tokyu REIT, Inc.	21	129,541
Top REIT, Inc.	17	79,849
UDR, Inc.	28,150	657,302
Unibail-Rodamco SE	20,139	5,169,709
United Urban Investment Corp.	476	684,637
Universal Health Realty Income Trust (b)	1,400	56,084
Urstadt Biddle Properties, Inc. - Class A	2,600	47,970
Vastned Retail NV	2,150	97,744
Ventas, Inc.	49,342	2,826,310
Vornado Realty Trust	28,430	2,524,300
Warehouses De Pauw SCA	1,200	87,117
Washington Real Estate Investment Trust (b)	7,400	172,864
Weingarten Realty Investors	12,250	335,895
Wereldhave Belgium NV	250	28,622
Wereldhave NV	2,450	193,139
Westfield Group	428,018	3,857,700
Westfield Retail Trust (REIT)	626,980	1,663,235
Weyerhaeuser Co.	32,120	1,014,028
Winthrop Realty Trust	3,600	39,780
Workspace Group plc	11,750	102,709
WP Carey, Inc. (b)	6,550	401,842

		123,527,050

Real Estate Management & Development—1.1%
Aeon Mall Co., Ltd.	23,147	650,339
Agile Property Holdings, Ltd.	140,700	151,171
Allreal Holding AG (a)	1,100	152,398
Azrieli Group	4,100	136,293
Brookfield Office Properties, Inc.	28,150	541,932
CA Immobilien Anlagen AG (a) (b)	8,200	145,406

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Capital & Counties Properties plc	73,750	$403,339
CapitaLand, Ltd.	527,250	1,269,406
CapitaMalls Asia, Ltd. (b)	280,588	437,189
Castellum A.B.	19,350	301,587
CBRE Group, Inc. - Class A (a)	15,315	402,785
Cheung Kong Holdings, Ltd.	131,500	2,084,590
City Developments, Ltd. (b)	104,550	797,566
Citycon Oyj	25,800	91,015
Conwert Immobilien Invest SE (a) (b)	6,900	88,581
Country Garden Holdings Co., Ltd.	492,553	297,026
Daejan Holdings plc	550	41,106
Daito Trust Construction Co., Ltd.	6,944	649,178
Daiwa House Industry Co., Ltd.	55,810	1,080,496
Deutsche Annington Immobilien SE (a)	4,050	100,295
Deutsche Euroshop AG	5,150	225,484
Deutsche Wohnen AG	61,555	1,182,375
Development Securities plc	13,750	60,754
DIC Asset AG	3,850	35,429
Fabege AB	14,900	178,284
Fastighets AB Balder - B Shares (a)	10,400	106,759
First Capital Realty, Inc. (b)	9,300	155,051
Forest City Enterprises, Inc. - Class A (a) (b)	16,750	319,925
GAGFAH S.A. (a)	14,350	211,363
Global Logistic Properties, Ltd.	628,168	1,441,328
Grainger plc	46,250	156,521
Hang Lung Properties, Ltd.	462,750	1,476,109
Helical Bar plc	11,150	60,308
Henderson Land Development Co., Ltd.	216,600	1,238,396
Hongkong Land Holdings, Ltd.	131,750	779,981
Hufvudstaden AB - A Shares	12,800	171,707
Hulic Co., Ltd. (b)	58,599	869,617
Hysan Development Co., Ltd.	130,700	563,555
IMMOFINANZ AG (a)	90,201	418,580
Keppel Land, Ltd.	144,500	383,862
Kerry Properties, Ltd.	133,850	465,117
Killam Properties, Inc. (b)	5,700	56,235
Klovern AB	8,400	37,225
Kungsleden AB	15,350	103,221
LEG Immobilien AG (a)	3,850	227,489
Lend Lease Group	51,311	510,655
Mitsubishi Estate Co., Ltd.	260,094	7,794,191
Mitsui Fudosan Co., Ltd.	174,468	6,293,449
Mobimo Holding AG (a)	700	146,321
New World China Land, Ltd.	291,850	141,626
New World Development Co., Ltd.	773,200	980,961
Nomura Real Estate Holdings, Inc.	25,159	567,131
Norwegian Property ASA	58,650	70,073
NTT Urban Development Corp.	23,109	266,504
PSP Swiss Property AG (a)	4,450	377,849
Quintain Estates & Development plc (a)	51,250	80,212
Safestore Holdings plc	21,050	56,141
Schroder Real Estate Investment Trust, Ltd.	40,050	33,152
Shimao Property Holdings, Ltd.	140,500	322,401
Shui On Land, Ltd.	385,200	118,355
Sino Land Co., Ltd.	613,850	840,703
Soho China, Ltd.	173,250	148,514
Sponda Oyj	27,100	127,687

Real Estate Management & Development—(Continued)
St. Modwen Properties plc	18,600	113,157
Sumitomo Realty & Development Co., Ltd.	86,795	4,326,134
Sun Hung Kai Properties, Ltd.	325,650	4,151,243
Swire Pacific, Ltd. - Class A	63,900	752,485
Swire Properties, Ltd.	241,400	610,566
Swiss Prime Site AG (a)	11,341	879,891
TAG Immobilien AG	13,900	168,613
Technopolis plc	10,700	64,071
Tokyo Tatemono Co., Ltd. (b)	83,450	929,614
Tokyu Fudosan Holdings Corp. (a)	49,287	465,098
Unite Group plc	19,900	132,991
UOL Group, Ltd.	94,300	463,134
Wallenstam AB - B Shares	11,250	170,536
Wharf Holdings, Ltd.	312,550	2,388,870
Wheelock & Co., Ltd.	85,800	395,457
Wihlborgs Fastigheter AB	7,450	133,870
Wing Tai Holdings, Ltd.	43,050	67,112
Yanlord Land Group, Ltd. (b)	74,550	72,454

		55,907,594

Road & Rail—0.4%
Asciano, Ltd.	91,493	472,679
Aurizon Holdings, Ltd.	191,243	835,417
Central Japan Railway Co.	13,628	1,607,357
ComfortDelGro Corp., Ltd.	190,700	303,960
CSX Corp.	55,870	1,607,380
DSV A/S	17,056	560,519
East Japan Railway Co.	31,726	2,531,938
Hankyu Hanshin Holdings, Inc.	108,000	584,287
Kansas City Southern	6,090	754,125
Keikyu Corp. (b)	43,373	358,462
Keio Corp.	53,672	358,637
Keisei Electric Railway Co., Ltd.	25,811	237,938
Kintetsu Corp. (b)	168,710	591,714
MTR Corp., Ltd.	136,700	518,663
Nippon Express Co., Ltd.	74,307	360,354
Norfolk Southern Corp.	17,040	1,581,823
Odakyu Electric Railway Co., Ltd. (b)	58,552	530,733
Ryder System, Inc.	2,900	213,962
Tobu Railway Co., Ltd.	96,045	466,100
Tokyu Corp.	106,569	692,016
Union Pacific Corp.	25,395	4,266,360
West Japan Railway Co.	15,926	691,171

		20,125,595

Semiconductors & Semiconductor Equipment—0.5%
Advantest Corp. (b)	14,107	175,649
Altera Corp.	17,690	575,456
Analog Devices, Inc.	17,140	872,940
Applied Materials, Inc.	66,360	1,173,908
ARM Holdings plc	132,098	2,402,347
ASM Pacific Technology, Ltd.	22,600	189,013
ASML Holding NV	33,781	3,172,209
Broadcom Corp. - Class A	29,735	881,643
First Solar, Inc. (a) (b)	3,870	211,457
Infineon Technologies AG	101,900	1,088,150

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Intel Corp. (c)	273,970	$7,112,261
KLA-Tencor Corp.	9,170	591,098
Lam Research Corp. (a)	8,947	487,164
Linear Technology Corp. (b)	12,880	586,684
LSI Corp.	30,030	330,931
Microchip Technology, Inc. (b)	10,930	489,118
Micron Technology, Inc. (a)	57,970	1,261,427
NVIDIA Corp.	31,870	510,557
Rohm Co., Ltd.	9,178	447,574
STMicroelectronics NV (b)	59,764	481,448
Sumco Corp. (a)	10,900	96,184
Texas Instruments, Inc.	60,330	2,649,090
Tokyo Electron, Ltd.	16,225	895,013
Xilinx, Inc.	14,780	678,698

		27,360,019

Software—0.9%
Adobe Systems, Inc. (a)	25,620	1,534,126
Autodesk, Inc. (a)	12,415	624,847
CA, Inc.	17,895	602,167
Citrix Systems, Inc. (a)	10,270	649,577
Dassault Systemes S.A.	5,985	743,665
Electronic Arts, Inc. (a) (b)	17,030	390,668
GungHo Online Entertainment, Inc. (a) (b)	33,000	238,134
Intuit, Inc.	15,695	1,197,842
Konami Corp. (b)	9,503	220,026
Microsoft Corp. (c)	418,705	15,672,128
Nexon Co., Ltd. (b)	10,154	93,752
NICE Systems, Ltd.	5,461	223,715
Nintendo Co., Ltd. (b)	10,087	1,348,807
Oracle Corp. (c)	193,410	7,399,867
Oracle Corp. Japan	3,633	132,961
Red Hat, Inc. (a)	10,435	584,777
Sage Group plc (The)	104,256	699,138
Salesforce.com, Inc. (a)	30,560	1,686,606
SAP AG	87,075	7,465,816
Symantec Corp.	38,350	904,293
Trend Micro, Inc. (b)	9,924	347,800

		42,760,712

Specialty Retail—0.6%
ABC-Mart, Inc.	2,500	109,279
AutoNation, Inc. (a) (b)	3,555	176,648
AutoZone, Inc. (a)	1,885	900,917
Bed Bath & Beyond, Inc. (a)	11,825	949,547
Best Buy Co., Inc.	15,045	599,995
CarMax, Inc. (a)	12,300	578,346
Fast Retailing Co., Ltd.	5,079	2,102,180
GameStop Corp. - Class A (b)	6,445	317,481
Gap, Inc. (The)	14,590	570,177
Hennes & Mauritz AB - B Shares	89,726	4,146,286
Home Depot, Inc. (The)	77,620	6,391,231
Inditex S.A.	20,618	3,411,660
Kingfisher plc	224,021	1,432,134
L Brands, Inc.	13,440	831,264
Lowe’s Cos., Inc.	57,620	2,855,071

Specialty Retail—(Continued)
Nitori Holdings Co., Ltd.	3,258	308,950
O’Reilly Automotive, Inc. (a)	5,915	761,320
PetSmart, Inc. (b)	5,730	416,857
Ross Stores, Inc.	11,940	894,664
Sanrio Co., Ltd. (b)	4,226	178,110
Shimamura Co., Ltd.	2,100	197,016
Staples, Inc. (b)	36,385	578,158
Tiffany & Co.	6,070	563,175
TJX Cos., Inc.	39,200	2,498,216
Urban Outfitters, Inc. (a)	6,000	222,600
USS Co., Ltd.	20,720	284,661
Yamada Denki Co., Ltd. (b)	86,770	283,919

		32,559,862

Textiles, Apparel & Luxury Goods—0.6%
Adidas AG	19,772	2,520,577
Asics Corp.	14,878	254,126
Burberry Group plc	41,907	1,052,863
Christian Dior S.A.	5,166	978,014
Cie Financiere Richemont S.A.	49,332	4,936,599
Coach, Inc.	15,450	867,209
Fossil Group, Inc. (a)	2,699	323,718
Hugo Boss AG	3,017	429,664
Kering	7,170	1,516,330
Li & Fung, Ltd.	552,300	715,122
Luxottica Group S.p.A.	15,787	847,932
LVMH Moet Hennessy Louis Vuitton S.A.	23,996	4,392,730
Michael Kors Holdings, Ltd. (a)	9,897	803,537
NIKE, Inc - Class B	41,190	3,239,182
PVH Corp.	4,508	613,178
Ralph Lauren Corp.	3,295	581,798
Swatch Group AG (The)	7,041	2,400,592
VF Corp.	19,500	1,215,630
Yue Yuen Industrial Holdings, Ltd.	70,100	234,543

		27,923,344

Thrifts & Mortgage Finance—0.0%
Hudson City Bancorp, Inc.	26,185	246,925
People’s United Financial, Inc. (b)	17,495	264,524

		511,449

Tobacco—0.6%
Altria Group, Inc.	110,225	4,231,538
British American Tobacco plc	179,829	9,648,550
Imperial Tobacco Group plc	91,609	3,555,263
Japan Tobacco, Inc.	103,955	3,382,393
Lorillard, Inc. (b)	20,290	1,028,297
Philip Morris International, Inc. (c)	88,305	7,694,015
Reynolds American, Inc.	17,280	863,827
Swedish Match AB	19,140	615,448

		31,019,331

Trading Companies & Distributors—0.3%
Brenntag AG	4,880	906,567
Bunzl plc	31,524	757,539

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Trading Companies & Distributors—(Continued)
Fastenal Co. (b)	15,050	$715,026
ITOCHU Corp.	142,010	1,757,581
Marubeni Corp.	155,709	1,120,506
Mitsubishi Corp.	132,785	2,548,515
Mitsui & Co., Ltd.	164,205	2,289,730
Noble Group, Ltd.	405,000	344,848
Rexel S.A.	20,115	529,814
Sojitz Corp.	118,200	210,489
Sumitomo Corp.	106,313	1,337,240
Toyota Tsusho Corp.	20,126	499,806
Travis Perkins plc	23,223	722,823
Wolseley plc	25,145	1,427,956
WW Grainger, Inc.	3,420	873,536

		16,041,976

Transportation Infrastructure—0.1%
Abertis Infraestructuras S.A. (b)	36,478	812,444
Aeroports de Paris	2,837	322,049
Atlantia S.p.A. (b)	31,355	708,813
Auckland International Airport, Ltd.	99,468	288,814
Fraport AG Frankfurt Airport Services Worldwide (b)	3,492	262,553
Groupe Eurotunnel S.A.	51,694	543,417
Hutchison Port Holdings Trust - Class U	489,902	330,888
Kamigumi Co., Ltd.	21,677	199,010
Mitsubishi Logistics Corp. (b)	11,300	179,225
Sydney Airport	49,125	167,085
Transurban Group (b)	133,364	815,345

		4,629,643

Water Utilities—0.0%
Severn Trent plc	22,633	639,172
United Utilities Group plc	64,151	715,236

		1,354,408

Wireless Telecommunication Services—0.7%
Crown Castle International Corp. (a)	18,410	1,351,846
KDDI Corp.	50,861	3,136,830
Millicom International Cellular S.A.	6,264	624,141
NTT DoCoMo, Inc.	144,379	2,372,169
SoftBank Corp.	90,832	7,962,570
StarHub, Ltd.	56,000	190,779
Tele2 AB - B Shares	30,177	342,337
Vodafone Group plc	4,578,779	17,999,529

		33,980,201

Total Common Stocks (Cost $1,746,685,269)		2,274,768,083

U.S. Treasury & Government Agencies—23.6%
Security Description	Principal Amount*	Value

Federal Agencies—2.8%
Federal Home Loan Banks 0.375%, 01/29/14 (b)	5,965,000	$5,966,098
2.500%, 06/13/14	4,725,000	4,774,882
4.750%, 12/16/16	1,785,000	1,993,609
Federal Home Loan Mortgage Corp. 0.750%, 11/25/14	24,845,000	24,976,356
0.750%, 01/12/18 (b)	10,255,000	9,980,853
2.000%, 08/25/16	3,900,000	4,033,037
2.375%, 01/13/22	16,225,000	15,510,532
4.375%, 07/17/15	4,305,000	4,575,892
6.250%, 07/15/32 (b)	2,480,000	3,137,222
Federal National Mortgage Association 0.500%, 05/27/15 (b)	6,510,000	6,527,251
0.500%, 03/30/16 (b)	12,850,000	12,836,186
0.875%, 02/08/18 (b)	20,645,000	20,124,333
1.250%, 01/30/17 (b)	14,970,000	15,150,134
2.375%, 04/11/16 (b)	966,000	1,006,245
5.250%, 09/15/16 (b)	5,445,000	6,108,833
5.375%, 06/12/17	756,000	864,496
6.625%, 11/15/30	1,650,000	2,146,284
7.250%, 05/15/30 (b)	1,941,000	2,664,446

		142,376,689

U.S. Treasury—20.8%
U.S. Treasury Bonds 2.750%, 08/15/42	8,785,000	6,960,742
2.875%, 05/15/43	5,750,000	4,660,197
3.125%, 11/15/41 (b)	15,840,000	13,681,800
3.125%, 02/15/42	5,645,000	4,867,051
3.125%, 02/15/43	8,925,000	7,642,031
3.500%, 02/15/39	5,264,000	4,957,209
3.625%, 08/15/43	10,360,000	9,783,725
3.750%, 08/15/41	8,025,000	7,823,123
4.250%, 05/15/39	1,235,000	1,317,011
4.375%, 11/15/39	8,320,000	9,041,502
4.375%, 05/15/40 (b)	6,650,000	7,223,563
4.375%, 05/15/41 (b)	7,495,000	8,132,075
5.375%, 02/15/31 (e)	14,855,000	18,204,342
6.000%, 02/15/26	7,077,000	9,034,229
6.250%, 08/15/23 (b)	4,620,000	5,934,533
6.250%, 05/15/30 (b)	1,815,000	2,424,443
7.250%, 05/15/16 (b)	13,085,000	15,149,970
8.875%, 02/15/19 (b)	2,158,000	2,917,346
U.S. Treasury Notes 0.250%, 09/15/14 (b)	18,255,000	18,270,681
0.250%, 01/31/15 (b)	18,915,000	18,930,510
0.250%, 05/15/15 (b)	30,080,000	30,098,800
0.375%, 11/15/14	18,250,000	18,284,931
0.375%, 04/15/15	23,970,000	24,025,251
0.625%, 11/30/17	19,755,000	19,261,125
0.750%, 12/31/17	19,375,000	18,945,108
0.750%, 03/31/18	30,165,000	29,307,168
0.875%, 11/30/16 (b)	17,792,000	17,848,988
0.875%, 01/31/17 (b)	21,673,700	21,694,030
0.875%, 02/28/17	17,235,000	17,233,656

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes 0.875%, 01/31/18	63,035,000	$61,833,427
1.000%, 09/30/16	17,635,000	17,786,555
1.000%, 05/31/18 (b)	36,865,000	36,058,578
1.250%, 08/31/15 (b)	49,790,000	50,581,561
1.250%, 11/30/18 (b)	16,530,000	16,176,159
1.250%, 01/31/19	6,545,000	6,382,907
1.375%, 06/30/18	21,010,000	20,850,786
1.500%, 08/31/18	39,415,000	39,214,851
1.625%, 11/15/22	16,550,000	14,938,957
1.750%, 07/31/15	35,965,000	36,803,704
1.750%, 05/15/23 (b)	33,845,000	30,505,446
1.875%, 10/31/17	13,345,000	13,678,625
2.000%, 01/31/16	17,020,000	17,578,460
2.000%, 04/30/16	21,417,000	22,156,550
2.000%, 11/15/21	17,230,000	16,445,225
2.000%, 02/15/22 (b)	9,370,000	8,891,980
2.000%, 02/15/23	9,615,000	8,919,412
2.125%, 12/31/15	32,425,000	33,539,609
2.125%, 08/15/21	11,970,000	11,595,938
2.250%, 01/31/15	18,460,000	18,871,030
2.250%, 11/30/17 (b)	16,220,000	16,833,311
2.375%, 07/31/17 (b)	15,830,100	16,541,220
2.625%, 07/31/14	11,210,000	11,372,893
2.625%, 01/31/18	18,655,000	19,616,889
2.625%, 08/15/20 (b)	6,995,000	7,137,082
2.625%, 11/15/20	15,004,000	15,247,815
2.750%, 02/15/19 (b)	4,678,000	4,901,665
3.125%, 10/31/16	28,880,000	30,815,855
3.125%, 01/31/17 (b)	14,130,000	15,105,846
3.250%, 07/31/16	18,515,000	19,772,002
3.500%, 05/15/20	9,995,000	10,782,886
3.625%, 02/15/20 (b)	11,270,000	12,266,696
3.625%, 02/15/21 (b)	16,280,000	17,568,415

		1,054,427,475

Total U.S. Treasury & Government Agencies (Cost $1,216,802,186)		1,196,804,164

Foreign Government—4.0%

Sovereign—4.0%
Australia Government Bonds 5.250%, 03/15/19 (AUD)	510,000	493,672
5.750%, 05/15/21 (AUD)	2,345,000	2,342,517
6.000%, 02/15/17 (AUD)	230,000	223,895
Austria Government Bonds 3.150%, 06/20/44 (144A) (EUR)	145,000	205,161
3.400%, 11/22/22 (144A) (EUR)	1,165,000	1,767,132
4.000%, 09/15/16 (144A) (EUR)	1,850,000	2,787,205
4.150%, 03/15/37 (144A) (EUR)	240,000	394,963
Belgium Government Bonds 3.750%, 09/28/15 (144A) (EUR)	610,000	889,779
4.250%, 09/28/21 (144A) (EUR)	900,000	1,427,638
4.250%, 03/28/41 (144A) (EUR)	390,000	611,690

Sovereign—(Continued)
Belgium Government Bonds 5.000%, 03/28/35 (144A) (EUR)	175,000	299,617
5.500%, 09/28/17 (144A) (EUR)	900,000	1,446,754
5.500%, 03/28/28 (EUR)	815,000	1,437,215
Bundesobligation 0.250%, 04/13/18 (EUR)	390,000	524,235
Bundesrepublik Deutschland 2.000%, 01/04/22 (EUR)	1,505,000	2,131,433
2.000%, 08/15/23 (EUR)	325,000	449,365
2.500%, 01/04/21 (EUR)	2,715,000	4,006,612
2.500%, 07/04/44 (EUR)	190,000	247,803
3.250%, 07/04/42 (EUR)	135,000	203,768
4.000%, 07/04/16 (EUR)	4,990,000	7,497,305
4.250%, 07/04/39 (EUR)	920,000	1,609,276
5.500%, 01/04/31 (EUR)	1,040,000	1,991,491
Canadian Government Bonds 2.750%, 06/01/22 (CAD)	1,075,000	1,018,803
3.500%, 06/01/20 (CAD)	420,000	425,112
4.000%, 06/01/16 (CAD)	2,410,000	2,421,684
4.000%, 06/01/41 (CAD)	675,000	722,499
5.750%, 06/01/29 (CAD)	385,000	481,521
5.750%, 06/01/33 (CAD)	245,000	316,432
Denmark Government Bonds 1.500%, 11/15/23 (DKK)	2,355,000	415,706
4.000%, 11/15/15 (DKK)	500,000	98,884
4.000%, 11/15/19 (DKK)	7,430,000	1,587,200
4.500%, 11/15/39 (DKK)	1,645,000	404,446
Finland Government Bond 3.500%, 04/15/21 (144A) (EUR)	915,000	1,410,444
France Government Bond OAT 2.250%, 10/25/22 (EUR)	1,410,000	1,941,236
3.250%, 04/25/16 (EUR)	1,710,000	2,507,848
3.750%, 04/25/21 (EUR)	3,920,000	6,092,374
4.500%, 04/25/41 (EUR)	1,345,000	2,223,191
5.500%, 04/25/29 (EUR)	1,310,000	2,351,106
5.750%, 10/25/32 (EUR)	220,000	414,819
French Treasury Note BTAN 1.750%, 02/25/17 (EUR)	4,190,000	5,967,079
Italy Buoni Poliennali Del Tesoro 3.000%, 04/01/14 (EUR)	1,000,000	1,383,310
3.750%, 04/15/16 (EUR)	2,580,000	3,729,964
3.750%, 03/01/21 (EUR)	4,625,000	6,515,605
5.000%, 08/01/39 (EUR)	1,170,000	1,663,006
5.250%, 08/01/17 (EUR)	2,605,000	3,953,993
5.250%, 11/01/29 (EUR)	2,255,000	3,346,966
5.500%, 11/01/22 (EUR)	1,270,000	1,966,229
Japan Government Five Year Bond 0.200%, 06/20/17 (JPY)	182,900,000	1,738,639
0.300%, 09/20/18 (JPY)	491,950,000	4,685,106
Japan Government Ten Year Bond 0.800%, 09/20/22 (JPY)	44,300,000	426,136
0.800%, 12/20/22 (JPY)	228,000,000	2,190,129
0.800%, 09/20/23 (JPY)	73,900,000	707,028
1.700%, 03/20/17 (JPY)	1,551,100,000	15,456,076
1.900%, 06/20/16 (JPY)	480,000,000	4,755,820

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Japan Government Thirty Year Bond 1.800%, 09/20/43 (JPY)	20,750,000	$200,128
1.900%, 09/20/42 (JPY)	309,600,000	3,058,049
2.300%, 03/20/40 (JPY)	305,700,000	3,273,611
Japan Government Twenty Year Bond 1.400%, 12/20/22 (JPY)	876,300,000	8,851,146
1.700%, 12/20/31 (JPY)	561,250,000	5,561,784
1.700%, 09/20/32 (JPY)	182,400,000	1,790,868
1.700%, 09/20/33 (JPY)	130,000,000	1,260,024
2.100%, 06/20/29 (JPY)	555,050,000	5,948,448
2.100%, 12/20/29 (JPY)	144,800,000	1,546,972
2.500%, 12/21/20 (JPY)	852,300,000	9,220,654
Mexican Bonos 6.500%, 06/10/21 (MXN)	15,375,000	1,208,151
7.250%, 12/15/16 (MXN)	12,170,000	1,003,150
7.750%, 11/13/42 (MXN)	3,375,000	263,881
10.000%, 11/20/36 (MXN)	4,580,000	445,496
Netherlands Government Bonds 2.250%, 07/15/22 (144A) (EUR)	830,000	1,161,856
3.750%, 01/15/42 (144A) (EUR)	315,000	504,544
4.500%, 07/15/17 (144A) (EUR)	1,805,000	2,809,297
5.500%, 01/15/28 (144A) (EUR)	925,000	1,700,471
Poland Government Bonds 5.500%, 10/25/19 (PLN)	3,610,000	1,292,904
5.750%, 04/25/29 (PLN)	1,105,000	408,379
South Africa Government Bonds 8.250%, 09/15/17 (ZAR)	12,430,000	1,235,568
10.500%, 12/21/26 (ZAR)	4,640,000	521,220
Spain Government Bonds 3.150%, 01/31/16 (EUR)	2,940,000	4,170,115
3.400%, 04/30/14 (EUR)	1,000,000	1,386,719
4.000%, 04/30/20 (EUR)	2,190,000	3,127,557
4.200%, 01/31/37 (EUR)	650,000	807,901
4.400%, 10/31/23 (144A) (EUR)	445,000	623,267
4.700%, 07/30/41 (EUR)	255,000	338,385
5.850%, 01/31/22 (EUR)	1,195,000	1,865,731
6.000%, 01/31/29 (EUR)	435,000	683,909
Sweden Government Bonds 4.500%, 08/12/15 (SEK)	660,000	108,552
5.000%, 12/01/20 (SEK)	6,770,000	1,244,768
United Kingdom Gilt 1.750%, 01/22/17 (GBP)	1,495,000	2,515,280
2.000%, 01/22/16 (GBP)	550,000	933,469
2.250%, 03/07/14 (GBP)	940,000	1,561,733
2.250%, 09/07/23 (GBP)	845,000	1,307,681
3.250%, 01/22/44 (GBP)	635,000	968,983
3.750%, 09/07/20 (GBP)	1,395,000	2,495,630
4.250%, 09/07/39 (GBP)	2,940,000	5,366,880
4.500%, 12/07/42 (GBP)	105,000	201,100
8.000%, 06/07/21 (GBP)	1,170,000	2,648,587

Total Foreign Government (Cost $218,399,740)		201,929,765

Investment Company Securities—3.1%
Security Description	Shares/ Contracts/ Notional Amount	Value
F&C Commercial Property Trust, Ltd.	55,750	111,219
F&C UK Real Estate Investment, Ltd.	23,950	33,164
Medicx Fund, Ltd.	38,233	53,317
Picton Property Income, Ltd.	40,250	37,367
SPDR S&P 500 ETF Trust	421,855	77,903,963
Standard Life Investment Property Income Trust plc	17,400	20,211
UK Commercial Property Trust, Ltd.	45,800	58,374
Vanguard REIT ETF	1,238,650	79,967,244

Total Investment Company Securities (Cost $161,237,330)		158,184,859

Preferred Stocks—0.2%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	5,116	437,080
Porsche Automobil Holding SE	14,509	1,514,268
Volkswagen AG	13,668	3,840,038

		5,791,386

Chemicals—0.0%
Fuchs Petrolub SE (b)	3,396	332,323

Household Products—0.1%
Henkel AG & Co. KGaA	16,836	1,953,161

Total Preferred Stocks (Cost $5,382,108)		8,076,870

Purchased Options—0.1%

Put Options—0.1%
OTC - 10 Year Interest Rate Swap, Exercise Rate 3.120%, Expires 05/09/14 (Counterparty - JPMorgan Chase Bank, N.A.)	36,730,000	842,439
OTC - 10 Year Interest Rate Swap, Exercise Rate 3.950%, Expires 05/01/14 (Counterparty - Citibank N.A.)	12,730,000	421,836
OTC - 10 Year Interest Rate Swap, Exercise Rate 3.140%, Expires 05/01/14 (Counterparty - Morgan Stanley)	40,000,000	836,088
OTC - 10 Year Interest Rate Swap, Exercise Rate 3.900%, Expires 05/09/14 (Counterparty - Citibank N.A.)	11,630,000	461,574
OTC - 5 Year Interest Rate Swap, Exercise Rate 1.950%, Expires 05/09/14 (Counterparty - Deutsche Bank AG)	113,720,000	1,304,812

Total Purchased Options (Cost $2,620,552)		3,866,749

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Rights—0.0%

Security Description	Shares/ Principal Amount*	Value

Oil, Gas & Consumable Fuels—0.0%
Repsol S.A., Expires 01/01/00 (a) (b) (Cost $52,172)	80,008	$54,593

Short-Term Investments—29.9%

Mutual Fund—7.2%
State Street Navigator Securities Lending MET Portfolio (f)	362,135,265	362,135,265

U.S. Treasury—0.8%
U.S. Treasury Bills 0.018%, 02/06/14 (g)	6,000,000	5,999,895
0.021%, 01/02/14 (g)	13,000,000	12,999,993
0.069%, 04/24/14 (e) (g)	14,000,000	13,997,034
0.084%, 04/24/14 (g)	8,500,000	8,497,799
0.089%, 04/17/14 (g)	1,500,000	1,499,613

		42,994,334

Repurchase Agreement—21.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $1,111,276,000 on 01/02/14, collateralized by $1,135,355,000 U.S.Government Agency obligations with rates ranging from 0.000% - 6.125%, maturity dates ranging from 02/27/14 - 11/15/27 with a value of $1,133,506,240.	1,111,276,000	1,111,276,000

Total Short-Term Investments (Cost $1,516,405,599)		1,516,405,599

Total Investments—105.8% (Cost $4,867,584,956) (h)		5,360,090,682
Other assets and liabilities (net)—(5.8)%		(295,747,476)

Net Assets—100.0%		$5,064,343,206

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $353,234,395 and the collateral received consisted of cash in the amount of $362,135,265 and non-cash collateral with a value of $2,119,229. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $99,155,175.
(d)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2013, the market value of securities pledged was $5,248,784.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(h)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $4,891,605,112. The aggregate unrealized appreciation and depreciation of investments were $570,261,956 and $(101,776,386), respectively, resulting in net unrealized appreciation of $468,485,570 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $18,039,818, which is 0.4% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.
(SEK)—	Swedish Krona
(ZAR)—	South African Rand

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	5,720,000	BNP Paribas S.A.	03/18/14	$5,083,810	$(1,227)
CHF	9,844,000	BNP Paribas S.A.	03/18/14	10,994,693	46,999
EUR	395,197	State Street Bank and Trust	01/30/14	545,415	(1,750)
EUR	30,327,000	Bank of America N.A.	03/18/14	41,482,181	237,744
JPY	40,270,913	Royal Bank of Scotland plc	01/24/14	390,281	(7,847)
MXN	1,315,083	State Street Bank and Trust	03/14/14	100,190	(35)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
SEK	338,500	State Street Bank and Trust	01/17/14	$52,684	$(68)
ZAR	243,600	State Street Bank and Trust	01/09/14	23,331	(129)

Contracts to Deliver
AUD	3,469,074	BNP Paribas S.A.	02/07/14	$3,076,388	$(14,050)
AUD	40,671,000	BNP Paribas S.A.	03/18/14	36,730,590	591,825
AUD	12,363,000	Barclays Bank plc	03/18/14	11,481,518	496,208
AUD	10,154,000	Westpac Banking Corp.	03/18/14	9,007,207	(15,266)
CAD	4,807,885	Royal Bank of Canada	01/16/14	4,507,293	(17,330)
CAD	1,114,093	Royal Bank of Scotland plc	01/16/14	1,046,148	(2,307)
CAD	4,936,000	Royal Bank of Scotland plc	03/18/14	4,629,243	(8,983)
CHF	4,076,000	Barclays Bank plc	03/18/14	4,576,253	4,337
CHF	6,425,000	Royal Bank of Scotland plc	03/18/14	7,027,357	(179,355)
DKK	11,150,293	Barclays Bank plc	01/17/14	2,020,686	(35,740)
DKK	2,275,698	Royal Bank of Canada	01/17/14	417,315	(2,387)
EUR	70,406,629	HSBC Bank USA	01/30/14	96,803,482	(53,647)
EUR	30,578,000	HSBC Bank USA	03/18/14	41,958,826	(106,392)
EUR	6,604,000	Standard Chartered Bank	03/18/14	9,123,228	38,307
GBP	11,121,878	HSBC Bank USA	01/30/14	18,049,163	(364,817)
GBP	25,636,000	BNP Paribas S.A.	03/18/14	41,860,922	(568,739)
GBP	14,058,000	Royal Bank of Scotland plc	03/18/14	23,051,254	(215,877)
GBP	4,597,000	Standard Chartered Bank	03/18/14	7,591,486	(16,922)
JPY	7,473,128,370	Barclays Bank plc	01/24/14	72,904,657	1,935,825
JPY	71,071,846	Deutsche Bank AG	01/24/14	688,645	13,709
JPY	7,612,492,000	BNP Paribas S.A.	03/18/14	76,007,337	3,695,242
JPY	742,911,000	BNP Paribas S.A.	03/18/14	7,073,820	16,808
JPY	1,675,761,000	Barclays Bank plc	03/18/14	16,240,827	322,546
MXN	38,377,161	Royal Bank of Canada	03/14/14	2,941,522	18,764
PLN	3,731,888	State Street Bank and Trust	01/10/14	1,204,154	(30,595)
PLN	1,243,766	State Street Bank and Trust	01/10/14	405,270	(6,248)
SEK	9,307,152	State Street Bank and Trust	01/17/14	1,414,603	(32,090)
ZAR	18,295,340	State Street Bank and Trust	01/09/14	1,780,950	38,370

Net Unrealized Appreciation					$5,774,883

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro Buxl 30 Year Bond Futures	03/06/14	39	EUR	4,847,747	$(122,392)
Euro Stoxx 50 Index Futures	03/21/14	394	EUR	11,599,872	888,217
Euro-Bobl Futures	03/06/14	29	EUR	3,647,145	(53,205)
Euro-Bund Futures	03/06/14	48	EUR	6,793,018	(155,258)
FTSE 100 Index Futures	03/21/14	25	GBP	1,614,775	98,695
Japanese Government 10 Year Bond Futures	03/11/14	24	JPY	3,453,375,840	(130,053)
MSCI EAFE Mini Index Futures	03/21/14	50	USD	4,617,546	176,954
Russell 2000 Mini Index Futures	03/21/14	637	USD	71,798,374	2,182,806
S&P 500 E-Mini Index Futures	03/21/14	3,041	USD	273,683,862	6,255,393
S&P Midcap 400 E-Mini Index Futures	03/21/14	1,343	USD	175,622,252	4,259,168
TOPIX Index Futures	03/13/14	668	JPY	8,387,789,592	2,971,327
U.S. Treasury Note 10 Year Futures	03/20/14	617	USD	77,313,881	(1,393,959)
U.S. Treasury Note 2 Year Futures	03/31/14	182	USD	40,087,262	(81,387)
U.S. Treasury Ultra Long Bond Futures	03/20/14	187	USD	25,683,027	(204,277)
United Kingdom Long Gilt Bond Futures	03/27/14	49	GBP	5,324,876	(171,284)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Hang Seng IDX Futures	01/29/14	(145)	HKD	(167,294,475)	$(241,127)
MSCI Emerging Markets Mini Futures	03/21/14	(778)	USD	(38,379,574)	(1,173,946)

Net Unrealized Appreciation					$13,105,672

Swap Agreements

Total Return Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
N/A	N/A	0.1300%	03/17/14	JPMorgan Chase Bank, N.A.	Dow Jones-UBS Commodity Index 2 Month Forward	USD	100,227,881	$(326,965)	$—	$(326,965)
Pay	1-Month USD-LIBOR	0.1663%	02/18/14	UBS AG	Russell 2000 Total Return Index	USD	99,156,094	3,963,354	—	3,963,354
Pay	1-Month USD-LIBOR	0.1663%	03/17/14	JPMorgan Chase Bank, N.A.	Russell 2000 Total Return Index	USD	250,039	9,994	—	9,994
Pay	1-Month USD-LIBOR	0.5463%	04/22/14	Deutsche Bank AG	FTSE EPRA/NAREIT Global Real Estate Index Series	USD	20,203,297	806,771	—	806,771
Pay	1-Month USD-LIBOR	0.5463%	07/18/14	Deutsche Bank AG	FTSE EPRA/NAREIT Global Real Estate Index Series	USD	19,285,452	770,119	—	770,119
Pay	1-Month USD-LIBOR	0.5763%	08/20/14	Deutsche Bank AG	FTSE EPRA/NAREIT Global Real Estate Index Series	USD	2,171,399	86,710	—	86,710
Pay	1-Month USD-LIBOR	0.7163%	08/15/14	UBS AG	FTSE EPRA/NAREIT Global Real Estate Index Series	USD	6,682,052	266,832	—	266,832
Pay	1-Month USD-LIBOR	0.4463%	10/15/14	Bank of America N.A.	MSCI AC Far East ex Japan Index	USD	34,931,886	473,818	—	473,818
Pay	1-Month USD-LIBOR	0.3963%	11/17/14	Bank of America N.A.	MSCI AC Far East ex Japan Index	USD	34,618,409	469,765	—	469,765
Pay	1-Month USD-LIBOR	0.5113%	12/15/14	Bank of America N.A.	MSCI AC Far East ex Japan Index	USD	20,372,213	276,330	—	276,330

Totals								$6,796,728	$—	$6,796,728

Securities in the amount of $5,538,122 have been received at the custodian bank as collateral for swap contracts.

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3-Month USD-LIBOR	1.453%	11/04/18	USD	50,680,000	$(628,924)
Pay	3-Month USD-LIBOR	2.617%	11/01/23	USD	14,340,000	(545,024)
Pay	3-Month USD-LIBOR	2.760%	11/05/23	USD	17,800,000	(456,791)
Pay	3-Month USD-LIBOR	3.055%	12/30/23	USD	1,258,270,000	(1,861,862)
Pay	3-Month USD-LIBOR	3.580%	11/04/43	USD	4,390,000	(271,099)
Pay	3-Month USD-LIBOR	3.660%	11/05/43	USD	4,800,000	(226,857)

Total						$(3,990,557)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Consolidated Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$25,219,309	$15,043,726	$—	$40,263,035
Air Freight & Logistics	7,582,324	4,465,341	—	12,047,665
Airlines	2,123,065	2,688,040	—	4,811,105
Auto Components	3,899,997	14,850,798	—	18,750,795
Automobiles	6,763,098	44,357,950	—	51,121,048
Beverages	19,709,712	30,425,264	—	50,134,976
Biotechnology	22,170,590	5,241,883	—	27,412,473
Building Products	664,605	8,028,958	—	8,693,563
Capital Markets	20,325,436	26,294,525	—	46,619,961
Chemicals	23,202,247	41,916,458	—	65,118,705
Commercial Banks	25,370,583	167,036,514	—	192,407,097
Commercial Services & Supplies	4,490,283	7,361,961	—	11,852,244
Communications Equipment	15,814,724	7,557,609	—	23,372,333
Computers & Peripherals	37,295,184	1,345,377	—	38,640,561
Construction & Engineering	1,553,976	9,365,836	—	10,919,812
Construction Materials	424,853	7,665,099	—	8,089,952
Consumer Finance	9,148,667	691,076	—	9,839,743
Containers & Packaging	2,081,503	2,062,067	—	4,143,570
Distributors	708,363	291,454	—	999,817
Diversified Consumer Services	605,017	275,309	—	880,326
Diversified Financial Services	47,262,210	18,158,104	—	65,420,314
Diversified Telecommunication Services	19,514,015	38,693,983	—	58,207,998
Electric Utilities	14,606,498	18,862,803	—	33,469,301
Electrical Equipment	7,086,251	17,799,816	—	24,886,067
Electronic Equipment, Instruments & Components	3,857,649	15,347,371	—	19,205,020
Energy Equipment & Services	16,981,168	8,282,404	—	25,263,572
Food & Staples Retailing	21,256,557	25,031,804	—	46,288,361
Food Products	14,246,964	46,881,509	—	61,128,473
Gas Utilities	1,014,777	6,057,811	—	7,072,588
Health Care Equipment & Supplies	18,475,180	8,147,457	—	26,622,637
Health Care Providers & Services	18,570,300	5,599,628	—	24,169,928
Health Care Technology	906,332	170,591	—	1,076,923
Hotels, Restaurants & Leisure	15,796,270	16,484,359	—	32,280,629
Household Durables	3,900,704	7,643,167	—	11,543,871
Household Products	18,213,981	8,477,433	—	26,691,414
Independent Power Producers & Energy Traders	1,036,404	736,245	—	1,772,649
Industrial Conglomerates	23,126,132	20,912,749	—	44,038,881
Insurance	27,387,377	66,382,999	—	93,770,376
Internet & Catalog Retail	13,568,692	1,022,582	—	14,591,274
Internet Software & Services	28,850,801	1,742,702	—	30,593,503

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
IT Services	$33,216,897	$5,353,559	$—	$38,570,456
Leisure Equipment & Products	1,236,167	2,550,944	—	3,787,111
Life Sciences Tools & Services	4,707,516	999,231	—	5,706,747
Machinery	16,101,592	33,806,793	—	49,908,385
Marine	—	3,518,907	—	3,518,907
Media	33,691,857	19,085,991	—	52,777,848
Metals & Mining	5,020,141	46,614,006	—	51,634,147
Multi-Utilities	9,922,114	16,924,504	—	26,846,618
Multiline Retail	6,376,111	4,168,472	—	10,544,583
Office Electronics	775,959	4,845,669	—	5,621,628
Oil, Gas & Consumable Fuels	76,434,048	77,445,093	—	153,879,141
Paper & Forest Products	1,198,048	1,754,180	—	2,952,228
Personal Products	1,475,076	7,056,361	—	8,531,437
Pharmaceuticals	53,482,453	105,575,230	—	159,057,683
Professional Services	1,680,449	7,836,971	—	9,517,420
Real Estate Investment Trusts	76,803,175	46,723,875	—	123,527,050
Real Estate Management & Development	1,745,446	54,162,148	—	55,907,594
Road & Rail	8,423,650	11,701,945	—	20,125,595
Semiconductors & Semiconductor Equipment	18,412,432	8,947,587	—	27,360,019
Software	31,246,898	11,513,814	—	42,760,712
Specialty Retail	20,105,667	12,454,195	—	32,559,862
Textiles, Apparel & Luxury Goods	7,644,252	20,279,092	—	27,923,344
Thrifts & Mortgage Finance	511,449	—	—	511,449
Tobacco	13,817,677	17,201,654	—	31,019,331
Trading Companies & Distributors	1,588,562	14,453,414	—	16,041,976
Transportation Infrastructure	—	4,629,643	—	4,629,643
Water Utilities	—	1,354,408	—	1,354,408
Wireless Telecommunication Services	1,351,846	32,628,355	—	33,980,201
Total Common Stocks	971,781,280	1,302,986,803	—	2,274,768,083
Total U.S. Treasury & Government Agencies*	—	1,196,804,164	—	1,196,804,164
Total Foreign Government*	—	201,929,765	—	201,929,765
Investment Company Securities	157,871,207	313,652	—	158,184,859
Total Preferred Stocks*	—	8,076,870	—	8,076,870
Total Purchased Options*	—	3,866,749	—	3,866,749
Total Rights*	54,593	—	—	54,593
Short-Term Investments
Mutual Fund	362,135,265	—	—	362,135,265
U.S. Treasury	—	42,994,334	—	42,994,334
Repurchase Agreement	—	1,111,276,000	—	1,111,276,000
Total Short-Term Investments	362,135,265	1,154,270,334	—	1,516,405,599
Total Investments	$1,491,842,345	$3,868,248,337	$—	$5,360,090,682

Collateral for securities loaned (Liability)	$—	$(362,135,265)	$—	$(362,135,265)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$7,456,684	$—	$7,456,684
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,681,801)	—	(1,681,801)
Total Forward Contracts	$—	$5,774,883	$—	$5,774,883
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$16,832,560	$—	$—	$16,832,560
Futures Contracts (Unrealized Depreciation)	(3,726,888)	—	—	(3,726,888)
Total Futures Contracts	$13,105,672	$—	$—	$13,105,672
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$7,123,693	$—	$7,123,693
OTC Swap Contracts at Value (Liabilities)	—	(326,965)	—	(326,965)
Total OTC Swap Contracts	$—	$6,796,728	$—	$6,796,728
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(3,990,557)	$—	$(3,990,557)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $507,545 were due to the discontinuation of a systematic fair valuation model factor.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$4,245,483,774
Affiliated investments at value (c)	3,330,908
Repurchase Agreement	1,111,276,000
Cash	2,437,275
Cash denominated in foreign currencies (d)	2,325,257
Cash collateral for centrally cleared swap contracts	49,379,764
OTC swap contracts at market value	7,123,693
Unrealized appreciation on forward foreign currency exchange contracts	7,456,684
Receivable for:
Investments sold	2,931,476
Fund shares sold	202,725
Dividends and interest	12,031,609
Variation margin on futures contracts	1,455,547
Interest on OTC swap contracts	27,216
Prepaid expenses	12,628

Total Assets	5,445,474,556
Liabilities
OTC swap contracts at value	326,965
Cash collateral for OTC swap contracts	4,340,000
Unrealized depreciation on forward foreign currency exchange contracts	1,681,801
Collateral for securities loaned	362,135,265
Payables for:
Investments purchased	1,738,000
Open OTC swap contracts cash collateral	270,000
Fund shares redeemed	716,180
Variation margin on futures contracts	363,390
Variation margin on swap contracts	5,487,090
Interest on OTC swap contracts	71,894
Accrued expenses:
Management fees	2,531,970
Distribution and service fees	1,062,995
Deferred trustees’ fees	34,491
Other expenses	371,309

Total Liabilities	381,131,350

Net Assets	$5,064,343,206

Net assets consist of:
Paid in surplus	$4,398,735,772
Undistributed net investment income	78,887,305
Accumulated net realized gain	72,443,904
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	514,276,225

Net Assets	$5,064,343,206

Net Assets
Class B	$5,064,343,206
Capital Shares Outstanding*
Class B	441,017,190
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.48

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,754,165,706.
(b)	Includes securities loaned at value of $353,234,395.
(c)	Identified cost of affiliated investments was $2,143,250.
(d)	Identified cost of cash denominated in foreign currencies was $2,322,134.

Consolidated§ Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$57,443,180
Dividends from affiliated investments	58,882
Interest	16,706,881
Securities lending income	1,669,525

Total investment income	75,878,468
Expenses
Management fees	28,644,816
Administration fees	119,156
Custodian and accounting fees	990,605
Distribution and service fees—Class B	11,727,007
Audit and tax services	86,320
Legal	37,017
Trustees’ fees and expenses	30,453
Shareholder reporting	148,190
Insurance	25,778
Miscellaneous	98,085

Total expenses	41,907,427
Less management fee waiver	(663,161)

Net expenses	41,244,266

Net Investment Income	34,634,202

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(17,819,709)
Affiliated investments	712
Futures contracts	204,508,881
Written options	(727,092)
Swap contracts	(85,015,400)
Foreign currency transactions	26,991,170

Net realized gain	127,938,562

Net change in unrealized appreciation (depreciation) on:
Investments	323,940,088
Affiliated investments	1,216,446
Futures contracts	6,619,181
Written options	(653,567)
Swap contracts	(4,153,289)
Foreign currency transactions	3,743,568

Net change in unrealized appreciation	330,712,427

Net realized and unrealized gain	458,650,989

Net Increase in Net Assets From Operations	$493,285,191

(a)	Net of foreign withholding taxes of $2,827,375.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$34,634,202	$17,378,965
Net realized gain	127,938,562	125,676,376
Net change in unrealized appreciation	330,712,427	164,043,908

Increase in net assets from operations	493,285,191	307,099,249

From Distributions to Shareholders
Net investment income
Class B	(59,427,441)	(3,105,250)
Net realized capital gains
Class B	(98,772,505)	(66,687)

Total distributions	(158,199,946)	(3,171,937)

Increase in net assets from capital share transactions	587,157,731	1,649,437,074

Total increase in net assets	922,242,976	1,953,364,386

Net Assets
Beginning of period	4,142,100,230	2,188,735,844

End of period	$5,064,343,206	$4,142,100,230

Undistributed net investment income
End of period	$78,887,305	$46,145,348

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	53,435,232	$587,034,866	165,208,345	$1,680,426,232
Reinvestments	14,729,977	158,199,946	312,506	3,171,937
Redemptions	(14,338,476)	(158,077,081)	(3,311,319)	(34,161,095)

Net increase	53,826,733	$587,157,731	162,209,532	$1,649,437,074

Increase derived from capital shares transactions		$587,157,731		$1,649,437,074

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.70	$9.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08	0.05		0.01
Net realized and unrealized gain (loss) on investments	1.09	0.93		(0.18	)(c)

Total from investment operations	1.17	0.98		(0.17)

Less Distributions
Distributions from net investment income	(0.15)	(0.01)		(0.04)
Distributions from net realized capital gains	(0.24)	(0.00	)(d)	(0.06)

Total distributions	(0.39)	(0.01)		(0.10)

Net Asset Value, End of Period	$11.48	$10.70		$9.73

Total Return (%) (f)	11.15	10.09		(1.72	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.91		1.01	(g)
Net ratio of expenses to average net assets (%) (h)	0.88	0.91		0.97	(g)
Ratio of net investment income to average net assets (%)	0.74	0.52		0.13	(g)
Portfolio turnover rate (%)	29	35		15	(e)
Net assets, end of period (in millions)	$5,064.3	$4,142.1		$2,188.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Distributions from net realized capital gains were less than $0.01.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AllianceBernstein Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary - AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio includes the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2013	% of Total Assets at December 31, 2013
AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.	5/2/2012	$44,317,213	0.8%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the consolidated financial statements were issued.

MIST-33

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

MIST-34

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, Real Estate Investment Trusts (REITs), passive foreign investment companies (PFICs) and a controlled foreign corporation. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the

MIST-35

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $1,111,276,000, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Consolidated Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Consolidated Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Consolidated Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$3,866,749	Unrealized depreciation on centrally cleared swap contracts*(b)	$3,990,557
			Unrealized depreciation on futures contracts**(b)	2,311,815
Equity	OTC swap contracts at market value (c)	7,123,693
	Unrealized appreciation on futures contracts**(b)	16,832,560	Unrealized depreciation on futures contracts**(b)	1,415,073
Commodity			OTC swap contracts at market value (c)	326,965
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	7,456,684	Unrealized depreciation on forward foreign currency exchange contracts	1,681,801

Total		$35,279,686		$9,726,211

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Includes options purchased which are part of investments as shown in the Consolidated Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Consolidated Statement of Operations.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes interest receivable on OTC swap contracts of $27,216 and interest payable on OTC swap contracts of $71,894.

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the consolidated statement of assets and liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$1,457,657	$—	$(812,256)	$645,401
Barclays Bank plc	2,758,916	(35,740)	—	2,723,176
BNP Paribas S.A.	4,350,874	(584,016)	—	3,766,858
Citibank N.A.	883,410	—	(739,349)	144,061
Deutsche Bank AG	2,982,121	—	(2,300,000)	682,121
JPMorgan Chase Bank, N.A.	852,433	(326,965)	(525,468)	—
Morgan Stanley	836,088	—	(800,000)	36,088
Royal Bank of Canada	18,764	(18,764)	—	—
Standard Chartered Bank	38,307	(16,922)	—	21,385
State Street Bank and Trust	38,370	(38,370)	—	—
UBS AG	4,230,186	—	(3,986,517)	243,669

	$18,447,126	$(1,020,777)	$(9,163,590)	$8,262,759

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$35,740	$(35,740)	$—	$—
BNP Paribas S.A.	584,016	(584,016)	—	—
HSBC Bank USA	524,856	—	—	524,856
JPMorgan Chase Bank, N.A.	326,965	(326,965)	—	—
Royal Bank of Canada	19,717	(18,764)	—	953
Royal Bank of Scotland plc	414,369	—	—	414,369
Standard Chartered Bank	16,922	(16,922)	—	—
State Street Bank and Trust	70,915	(38,370)	—	32,545
Westpac Banking Corp.	15,266	—	—	15,266

	$2,008,766	$(1,020,777)	$—	$987,989

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Investments (a)	$416,642	$(20,322,178)	$—	$—	$(19,905,536)
Forward foreign currency transactions	—	—	—	28,876,572	28,876,572
Futures contracts	(6,101,436)	210,610,317	—	—	204,508,881
Swap contracts	(86,974,585)	14,783,827	(12,824,642)	—	(85,015,400)
Written options	—	(727,092)	—	—	(727,092)

	$(92,659,379)	$204,344,874	$(12,824,642)	$28,876,572	$127,737,425

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Investments (a)	$1,246,197	$1,559,410	$—	$—	$2,805,607
Forward foreign currency transactions	—	—	—	3,704,706	3,704,706
Futures contracts	(1,924,453)	8,543,634	—	—	6,619,181
Swap contracts	(8,806,265)	3,454,347	1,198,629	—	(4,153,289)
Written options	—	(653,567)	—	—	(653,567)

	$(9,484,521)	$12,903,824	$1,198,629	$3,704,706	$8,322,638

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$78,803,600
Forward Foreign currency transactions	672,863,157
Futures contracts long	220,539,521
Futures contracts short	(20,499)
Swap contracts	1,320,929,578
Written options	(964,000)

‡	Averages are based on activity levels during 2013.
(a)	Includes purchased options which are part of investments as shown in the Consolidated Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Consolidated Statement of Operations.

Written Options

The Portfolio transactions in options written during the year December 31, 2012:

Call Options	Notional Amount	Premium Received
Options outstanding December 31, 2012	67,900	1,776,922
Options written	6,191,500	3,477,226
Options bought back	(6,259,400)	(5,254,148)

Options outstanding December 31, 2013	—	—

Put Options	Notional Amount	Premium Received
Options outstanding December 31, 2012	1,660,000	674,214
Options written	339,600	1,663,320
Options bought back	(1,999,600)	(2,337,534)

Options outstanding December 31, 2013	—	—

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering

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Met Investors Series Trust

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$623,530,248	$1,228,943,507	$183,236,230	$784,842,499

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with AllianceBernstein L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$28,644,816	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

Management Fee Waiver—Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	Over $2 billion

An identical agreement was in place for the period January 1, 2013 through April 28, 2013. Amounts waived, if applicable, for the year ended December 31, 2013 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.20%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the year ended December 31, 2013, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-43

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013	Realized Gain on shares sold	Income For the Year Ended December 31, 2013
MetLife, Inc.	56,965	4,900	(90)	61,775	$712	$58,882

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$146,724,302	$3,158,007	$11,475,644	$13,930	$158,199,946	$3,171,937

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$99,747,007	$99,081,304	$466,813,612	$665,641,923

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-44

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AllianceBernstein Global Dynamic Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AllianceBernstein Global Dynamic Allocation Portfolio and subsidiary, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related consolidated statements of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the two years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the AllianceBernstein Global Dynamic Allocation Portfolio and subsidiary of the Met Investors Series Trust as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the two years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-45

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-46

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-47

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the AllianceBernstein Global Dynamic Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-48

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds, including those underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the AllianceBernstein Global Dynamic Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year and since-inception (beginning May 2, 2011) periods ended June 30, 2013. The Board also considered that the Portfolio underperformed its Blended Index for the same periods. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-year ended October 31, 2013 but outperformed the benchmark for the since-inception period ended October 31, 2013. The Board also took into account the recent change in the investment management team in November 2013. The Board further noted that the Portfolio commenced operations on May 2, 2011 and thus has limited performance history.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies, including those underlying variable insurance products, deemed to be comparable to the Portfolios as

MIST-49

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the AllianceBernstein Global Dynamic Allocation Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median but below the Expense Universe median and Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group but below the average of the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule on two separate occasions and that the Adviser agreed to waive a corresponding portion of its advisory fee, in both instances, in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2013 and January 1, 2014, respectively.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the AllianceBernstein Global Dynamic Allocation Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MIST-50

Met Investors Series Trust

AllianceBernstein Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-51

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned 18.91% and 18.53%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

ECONOMIC AND MARKET REVIEW

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed”) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014 causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%) and Asia-Pacific ex-Japan (5.5%) as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care and Industrials proved to be the best performing sectors while Telecomm and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013 and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

The Portfolio delivered a strong return during the trailing twelve month period, which was comfortably ahead of its Dow Jones benchmark index. Outperformance was primarily attributable to strong security selection in underlying portfolios, and to a lesser degree, a higher allocation to equity, which significantly outpaced fixed income in the past year.

Within the fixed income segment of the Portfolio, the AFIS U.S. Government/AAA-Rated Securities Fund’s focus on bonds with very high credit ratings hurt relative performance during a period when the market favored lower quality bonds. Conversely, the AFIS High-Income Bond Fund produced a positive contribution to relative performance by providing an exposure to the best performing sector of the bond market, high yield, which is not part of the Dow Jones Index.

The equity side contributed positively to the overall Portfolio’s return, both on an absolute and relative basis. The AMCAP Fund was the leading contributor among all underlying portfolios. The portfolio managers’ focus on companies that are innovators and global market share leaders and have demonstrated above-average growth of key fundamental metrics paid off during the year. Stock selection was positive in eight of the ten economic sectors, particularly strong in the Health Care and Consumer Discretionary sectors. The AFIS Blue Chip Income and Growth Fund and AFIS Growth-Income Fund were also among the largest performance contributors. The AFIS Blue Chip and Income Fund, was helped by strong stock selection which more than offset a modest drag from holding cash. Stock selection in the Technology and Health Care sectors was particularly strong. The portfolio’s holdings in Hewlett-Packard and Gilead Science added

MIST-1

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

substantially to the performance. Both stocks’ prices more than doubled during the year. AFIS Growth-Income Fund’s outperformance was attributable to its strong stock selection as well. Similar to the Blue Chip Income and Growth portfolio, Gilead Science was also the top contributor for this portfolio. In addition, its underweight in some of the S&P 500 Index’s bottom performers, such as IBM and Apple was beneficial as well. On the international side, AFIS International Fund provided positive contribution. Although its absolute return was not as robust as some of the U.S. focused portfolios mentioned above, performance was very strong relative to its asset class benchmark. Despite an overweight in emerging markets, which substantially underperformed developed markets, the portfolio managed to deliver positive relative results, which was attributable to strong stock selection, particularly in the Asian region.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
American Funds Balanced Allocation Portfolio
Class B	18.91	14.20	5.77
Class C	18.53	13.82	5.46
Dow Jones Moderate Index	14.46	12.49	5.75

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	11.1
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	11.1
American Funds Growth-Income Fund (Class 1)	10.4
American Funds Growth Fund (Class 1)	9.3
American Funds Fundamental Investors Fund (Class R-6)	8.3
American Funds AMCAP Fund (Class R-6)	8.3
American Funds Blue Chip Income and Growth Fund (Class 1)	8.3
American Funds American Mutual Fund (Class R-6)	8.2
American Funds International Fund (Class 1)	6.2
American Funds International Growth and Income Fund (Class 1)	6.1

MIST-3

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B(a)	Actual	0.73%	$1,000.00	$1,119.80	$3.90
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class C(a)	Actual	1.03%	$1,000.00	$1,118.50	$5.50
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	14,824,435	$406,634,245
American Funds American Mutual Fund (Class R-6)	11,552,616	402,146,555
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	30,941,549	405,953,117
American Funds Bond Fund (Class 1) (a)	50,681,445	543,811,905
American Funds Fundamental Investors Fund (Class R-6)	7,830,969	407,053,792
American Funds Global Bond Fund (Class 1) (a)	11,451,929	136,048,913
American Funds Global Small Capitalization Fund (Class 1)	5,851,975	150,337,242
American Funds Growth Fund (Class 1)	5,808,313	456,184,913
American Funds Growth-Income Fund (Class 1)	10,040,388	509,248,471
American Funds High-Income Bond Fund (Class 1) (a)	17,211,618	191,565,307
American Funds International Fund (Class 1)	14,283,484	303,095,536
American Funds International Growth and Income Fund (Class 1) (a)	17,122,653	299,303,967

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1) (a)	5,915,100	148,350,701
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	45,364,462	541,651,671

Total Mutual Funds (Cost $4,188,767,680)		4,901,386,335

Total Investments—100.1% (Cost $4,188,767,680) (b)		4,901,386,335
Other assets and liabilities (net)—(0.1)%		(2,615,415)

Net Assets—100.0%		$4,898,770,920

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $4,196,752,580. The aggregate unrealized appreciation and depreciation of investments were $737,526,274 and $(32,892,519), respectively, resulting in net unrealized appreciation of $704,633,755 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,901,386,335	$—	$—	$4,901,386,335
Total Investments	$4,901,386,335	$—	$—	$4,901,386,335

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$2,634,700,754
Affiliated investments at value (b)	2,266,685,581
Receivable for:
Investments sold	213,697
Fund shares sold	450,834
Prepaid expenses	12,587

Total Assets	4,902,063,453
Liabilities
Payables for:
Fund shares redeemed	664,531
Accrued expenses:
Management fees	237,186
Distribution and service fees	2,257,578
Deferred trustees’ fees	53,884
Other expenses	79,354

Total Liabilities	3,292,533

Net Assets	$4,898,770,920

Net assets consist of:
Paid in surplus	$3,655,726,437
Undistributed net investment income	62,120,855
Accumulated net realized gain	468,304,973
Unrealized appreciation on investments and affiliated investments	712,618,655

Net Assets	$4,898,770,920

Net Assets
Class B	$4,488,582
Class C	4,894,282,338
Capital Shares Outstanding*
Class B	390,192
Class C	428,532,226
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.50
Class C	11.42

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,035,101,164.
(b)	Identified cost of affiliated investments was $2,153,666,516.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Underlying Portfolios	$35,673,712
Dividends from Affiliated Underlying Portfolios	47,025,355

Total investment income	82,699,067
Expenses
Management fees	2,697,303
Administration fees	21,912
Custodian and accounting fees	24,781
Distribution and service fees—Class B	9,133
Distribution and service fees—Class C	25,525,237
Audit and tax services	27,653
Legal	23,321
Trustees’ fees and expenses	30,452
Shareholder reporting	78,206
Insurance	28,623
Miscellaneous	24,845

Total expenses	28,491,466

Net Investment Income	54,207,601

Net Realized and Unrealized Gain
Net realized gain on:
Investments	421,947,751
Affiliated investments	14,716,493
Capital gain distributions from Underlying Portfolios	45,751,803
Capital gain distributions from Affiliated Underlying Portfolios	27,217,457

Net realized gain	509,633,504

Net change in unrealized appreciation (depreciation) on:
Investments	389,708,882
Affiliated investments	(162,950,888)

Net change in unrealized appreciation	226,757,994

Net realized and unrealized gain	736,391,498

Net Increase in Net Assets From Operations	$790,599,099

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$54,207,601	$55,979,020
Net realized gain	509,633,504	295,624,964
Net change in unrealized appreciation	226,757,994	187,081,077

Increase in net assets from operations	790,599,099	538,685,061

From Distributions to Shareholders
Net investment income
Class B	(56,869)	(48,076)
Class C	(63,507,458)	(73,001,962)
Net realized capital gains
Class B	(207,017)	(24,476)
Class C	(285,576,021)	(44,300,244)

Total distributions	(349,347,365)	(117,374,758)

Increase (decrease) in net assets from capital share transactions	69,598,827	(114,943,991)

Total Increase in Net Assets	510,850,561	306,366,312

Net Assets
Beginning of period	4,387,920,359	4,081,554,047

End of period	$4,898,770,920	$4,387,920,359

Undistributed Net Investment Income
End of period	$62,120,855	$63,432,786

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	98,818	$1,070,032	81,474	$822,344
Reinvestments	26,102	263,886	7,291	72,552
Redemptions	(15,412)	(166,513)	(24,601)	(248,428)

Net increase	109,508	$1,167,405	64,164	$646,468

Class C
Sales	16,651,335	$179,033,438	14,614,114	$146,218,328
Reinvestments	34,700,147	349,083,479	11,848,708	117,302,206
Redemptions	(42,956,400)	(459,685,495)	(37,813,970)	(379,110,993)

Net increase (decrease)	8,395,082	$68,431,422	(11,351,148)	$(115,590,459)

Increase (decrease) derived from capital shares transactions		$69,598,827		$(114,943,991)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$10.51	$9.52	$9.84	$8.87		$6.82

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.18	0.20	0.22		0.24
Net realized and unrealized gain (loss) on investments	1.71	1.11	(0.36)	0.87		1.81

Total from investment operations	1.87	1.29	(0.16)	1.09		2.05

Less Distributions
Distributions from net investment income	(0.19)	(0.20)	(0.15)	(0.12)		0.00
Distributions from net realized capital gains	(0.69)	(0.10)	(0.01)	(0.00	)(b)	0.00

Total distributions	(0.88)	(0.30)	(0.16)	(0.12)		0.00

Net Asset Value, End of Period	$11.50	$10.51	$9.52	$9.84		$8.87

Total Return (%) (c)	18.91	13.80	(1.79)	12.40		30.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.31	0.32	0.32	0.33		0.36
Net ratio of expenses to average net assets (%) (d)(e)	0.31	0.32	0.32	0.33		0.35
Ratio of net investment income to average net assets (%) (f)	1.52	1.78	2.06	2.38		2.99
Portfolio turnover rate (%)	33	14	7	6		6
Net assets, end of period (in millions)	$4.5	$3.0	$2.1	$1.5		$0.6

	Class C
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$10.44	$9.45	$9.78	$8.82		$6.82

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.13	0.16	0.17		0.17
Net realized and unrealized gain (loss) on investments	1.69	1.13	(0.36)	0.89		1.83

Total from investment operations	1.82	1.26	(0.20)	1.06		2.00

Less Distributions
Distributions from net investment income	(0.15)	(0.17)	(0.12)	(0.10)		0.00
Distributions from net realized capital gains	(0.69)	(0.10)	(0.01)	(0.00	)(b)	0.00

Total distributions	(0.84)	(0.27)	(0.13)	(0.10)		0.00

Net Asset Value, End of Period	$11.42	$10.44	$9.45	$9.78		$8.82

Total Return (%) (c)	18.53	13.53	(2.13)	12.16		29.33

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.61	0.62	0.62	0.63		0.66
Net ratio of expenses to average net assets (%) (d)(e)	0.61	0.62	0.62	0.63		0.65
Ratio of net investment income to average net assets (%) (f)	1.17	1.30	1.60	1.85		2.19
Portfolio turnover rate (%)	33	14	7	6		6
Net assets, end of period (in millions)	$4,894.3	$4,385.0	$4,079.5	$3,568.7		$1,998.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

MIST-9

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in thePortfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,509,011,027	$0	$1,661,351,525

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$2,697,303	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-10

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2013 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
American Funds Blue Chip Income and Growth Fund (Class 1)	8,791,646	24,426,912	(2,277,009)	30,941,549
American Funds Bond Fund (Class 1)	40,588,586	10,099,745	(6,886)	50,681,445
American Funds Global Bond Fund (Class 1)	7,981,334	3,474,708	(4,113)	11,451,929
American Funds High-Income Bond Fund (Class 1)	18,814,847	1,167,302	(2,770,531)	17,211,618
American Funds International Growth and Income Fund (Class 1)*	4,329,817	13,177,058	(384,222)	17,122,653
American Funds New World Fund (Class 1)	5,946,605	254,601	(286,106)	5,915,100
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	43,589,923	2,084,273	(309,734)	45,364,462

*      The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2013. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request on the Securities and Exchange Commission’s website at http://www.sec.gov.

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
American Funds Blue Chip Income and Growth Fund (Class 1)	$4,609,825	$—	$8,057,086	$405,953,117
American Funds Bond Fund (Class 1)	11,338	5,797,332	11,069,486	543,811,905
American Funds Global Bond Fund (Class 1)	6,308	1,560,532	—	136,048,913
American Funds High-Income Bond Fund (Class 1)	6,307,248	—	12,835,165	191,565,307
American Funds International Growth and Income Fund (Class 1)	737,133	4,643,952	7,682,662	299,303,967
American Funds New World Fund (Class 1)	2,914,928	622,351	2,286,234	148,350,701
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	129,713	14,593,290	5,094,722	541,651,671

	$14,716,493	$27,217,457	$47,025,355	$2,266,685,581

MIST-11

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$63,564,327	$73,050,038	$285,783,038	$44,324,720	$349,347,365	$117,374,758

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$79,132,860	$459,331,753	$704,633,755	$—	$1,243,098,368

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-12

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Balanced Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Balanced Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Balanced Allocation Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-13

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-14

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-15

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the American Funds Balanced Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Balanced Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Balanced Allocation Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-16

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the American Funds Balanced Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-, three- and five-year periods ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the American Funds Balanced Allocation Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group and Expense Universe medians. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median but above the Expense Universe median. The Board further noted that the Portfolio’s contractual management fee was below the asset-weighted average of the Expense Group at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow.

MIST-17

Met Investors Series Trust

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the American Funds Balanced Allocation Portfolio, the Board noted that management had previously implemented breakpoints with respect to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-18

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B and C shares of the American Funds Growth Allocation Portfolio returned 25.44% and 25.11%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 20.73%.

ECONOMIC AND MARKET REVIEW

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed”) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014 causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%) and Asia-Pacific ex-Japan (5.5%) as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care and Industrials proved to be the best performing sectors while Telecomm and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013 and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

The Portfolio delivered a strong return during the trailing twelve month period, which was comfortably ahead of its Dow Jones benchmark index. Outperformance was primarily attributable to strong security selection in underlying portfolios, and to a lesser degree, a higher allocation to equity, which significantly outpaced fixed income in the past year.

Within the fixed income segment of the Portfolio, the AFIS U.S. Government/AAA-Rated Securities Fund’s focus on bonds with very high credit ratings hurt relative performance during a period when the market favored lower quality bonds. Conversely, the AFIS High-Income Bond Fund produced a positive contribution to relative performance by providing an exposure to the best performing sector of the bond market, high yield, which is not part of the Dow Jones Index.

The equity side contributed positively to the overall Portfolio’s return, both on an absolute and relative basis. The AMCAP Fund was the leading contributor among all underlying portfolios. The portfolio managers’ focus on companies that are innovators and global market share leaders and have demonstrated above-average growth of key fundamental metrics paid off during the year. Stock selection was positive in eight of the ten economic sectors, particularly strong in the Health Care and Consumer Discretionary sectors. The AFIS Blue Chip Income and Growth Fund and AFIS Growth-Income Fund were also among the largest performance contributors. The AFIS Blue Chip and Income Fund, was helped by strong stock selection which more than offset a modest drag from holding cash. Stock selection in the Technology and Health Care sectors was particularly strong. The portfolio’s holdings in Hewlett-Packard and Gilead

MIST-1

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Science added substantially to the performance. Both stocks’ prices more than doubled during the year. AFIS Growth-Income Fund’s outperformance was attributable to its strong stock selection as well. Similar to the Blue Chip Income and Growth portfolio, Gilead Science was also the top contributor for this portfolio. In addition, its underweight in some of the S&P 500 Index’s bottom performers, such as IBM and Apple was beneficial as well. On the international side, AFIS International Fund provided positive contribution. Although its absolute return was not as robust as some of the U.S. focused portfolios mentioned above, performance was very strong relative to its asset class benchmark. Despite an overweight in emerging markets, which substantially underperformed developed markets, the portfolio managed to deliver positive relative results, which was attributable to strong stock selection, particularly in the Asian region.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
American Funds Growth Allocation Portfolio
Class B	25.44	16.40	5.82
Class C	25.11	16.06	5.46
Dow Jones Moderately Aggressive Index	20.73	15.46	6.23

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
American Funds Growth Fund (Class 1)	12.1
American Funds AMCAP Fund (Class R-6)	12.1
American Funds Fundamental Investors Fund (Class R-6)	11.1
American Funds Growth-Income Fund (Class 1)	10.1
American Funds Blue Chip Income and Growth Fund (Class 1)	10.1
American Funds American Mutual Fund (Class R-6)	10.0
American Funds International Fund (Class 1)	8.0
American Funds International Growth and Income Fund (Class 1)	7.0
American Funds Global Small Capitalization Fund (Class 1)	5.0
American Funds New World Fund (Class 1)	5.0

MIST-3

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B(a)	Actual	0.76%	$1,000.00	$1,155.20	$4.13
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class C(a)	Actual	1.06%	$1,000.00	$1,153.20	$5.75
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	13,036,441	$357,589,584
American Funds American Mutual Fund (Class R-6)	8,529,811	296,922,719
American Funds Blue Chip Income and Growth Fund (Class 1)	22,746,670	298,436,307
American Funds Bond Fund (Class 1)	10,687,509	114,676,975
American Funds Fundamental Investors Fund (Class R-6)	6,330,325	329,050,268
American Funds Global Bond Fund (Class 1)	4,831,489	57,398,094
American Funds Global Small Capitalization Fund (Class 1)	5,739,564	147,449,410
American Funds Growth Fund (Class 1)	4,565,182	358,549,397
American Funds Growth-Income Fund (Class 1)	5,895,773	299,033,602
American Funds High-Income Bond Fund (Class 1)	5,202,700	57,906,052
American Funds International Fund (Class 1)	11,227,173	238,240,614
American Funds International Growth and Income Fund (Class 1) (a)	11,877,502	207,618,739

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1) (a)	5,857,901	146,916,170
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	4,789,044	57,181,186

Total Mutual Funds (Cost $2,343,464,020)		2,966,969,117

Total Investments—100.1% (Cost $2,343,464,020) (b)		2,966,969,117
Other assets and liabilities (net)—(0.1)%		(1,619,026)

Net Assets—100.0%		$2,965,350,091

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $2,391,590,388. The aggregate unrealized appreciation and depreciation of investments were $579,463,516 and $(4,084,787), respectively, resulting in net unrealized appreciation of $575,378,729 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,966,969,117	$—	$—	$2,966,969,117
Total Investments	$2,966,969,117	$—	$—	$2,966,969,117

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$2,612,434,208
Affiliated investments at value (b)	354,534,909
Receivable for:
Investments sold	5,526
Fund shares sold	1,011,769
Prepaid expenses	7,207

Total Assets	2,967,993,619
Liabilities
Payables for:
Investments purchased	90,888
Fund shares redeemed	926,407
Accrued expenses:
Management fees	155,517
Distribution and service fees	1,356,828
Deferred trustees’ fees	53,884
Other expenses	60,004

Total Liabilities	2,643,528

Net Assets	$2,965,350,091

Net assets consist of:
Paid in surplus	$1,901,707,147
Undistributed net investment income	30,731,014
Accumulated net realized gain	409,406,833
Unrealized appreciation on investments and affiliated investments	623,505,097

Net Assets	$2,965,350,091

Net Assets
Class B	$14,162,879
Class C	2,951,187,212
Capital Shares Outstanding*
Class B	1,204,464
Class C	252,801,998
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.76
Class C	11.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,049,548,101.
(b)	Identified cost of affiliated investments was $293,915,919.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Underlying Portfolios	$38,758,234
Dividends from Affiliated Underlying Portfolios	7,557,973

Total investment income	46,316,207
Expenses
Management fees	1,721,111
Administration fees	21,912
Custodian and accounting fees	24,781
Distribution and service fees—Class B	29,936
Distribution and service fees—Class C	14,741,364
Audit and tax services	27,653
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	39,653
Insurance	16,574
Miscellaneous	16,725

Total expenses	16,693,483

Net Investment Income	29,622,724

Net Realized and Unrealized Gain
Net realized gain on:
Investments	448,482,805
Affiliated investments	977,723
Capital gain distributions from Underlying Portfolios	41,472,574
Capital gain distributions from Affiliated Underlying Portfolios	3,798,007

Net realized gain	494,731,109

Net change in unrealized appreciation on:
Investments	17,462,381
Affiliated investments	61,080,503

Net change in unrealized appreciation	78,542,884

Net realized and unrealized gain	573,273,993

Net Increase in Net Assets From Operations	$602,896,717

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$29,622,724	$25,719,653
Net realized gain	494,731,109	150,965,894
Net change in unrealized appreciation	78,542,884	178,401,741

Increase in net assets from operations	602,896,717	355,087,288

From Distributions to Shareholders
Net investment income
Class B	(151,358)	(118,594)
Class C	(26,841,832)	(28,747,814)
Net realized capital gains
Class B	(636,323)	0
Class C	(148,109,393)	0

Total distributions	(175,738,906)	(28,866,408)

Increase (decrease) in net assets from capital share transactions	93,301,703	(125,407,689)

Total increase in Net Assets	520,459,514	200,813,191

Net Assets
Beginning of period	2,444,890,577	2,244,077,386

End of period	$2,965,350,091	$2,444,890,577

Undistributed Net Investment Income
End of period	$30,731,014	$26,668,030

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	232,427	$2,471,443	220,289	$2,101,602
Reinvestments	79,644	787,681	12,484	118,594
Redemptions	(70,206)	(746,770)	(43,796)	(413,966)

Net increase	241,865	$2,512,354	188,977	$1,806,230

Class C
Sales	20,890,362	$222,542,772	13,834,525	$130,881,003
Reinvestments	17,779,596	174,951,225	3,042,097	28,747,814
Redemptions	(28,791,943)	(306,704,648)	(30,182,863)	(286,842,736)

Net increase (decrease)	9,878,015	$90,789,349	(13,306,241)	$(127,213,919)

Increase (decrease) derived from capital shares transactions		$93,301,703		$(125,407,689)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.10	$8.80	$9.33	$8.29	$6.17

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.15	0.16	0.16	0.13
Net realized and unrealized gain (loss) on investments	2.27	1.30	(0.56)	0.98	1.99

Total from investment operations	2.43	1.45	(0.40)	1.14	2.12

Less Distributions
Distributions from net investment income	(0.15)	(0.15)	(0.13)	(0.10)	(0.00	)(b)
Distributions from net realized capital gains	(0.62)	0.00	0.00	0.00	0.00

Total distributions	(0.77)	(0.15)	(0.13)	(0.10)	(0.00)

Net Asset Value, End of Period	$11.76	$10.10	$8.80	$9.33	$8.29

Total Return (%) (c)	25.44	16.54	(4.41)	13.78	34.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.32	0.33	0.33	0.34	0.36
Net ratio of expenses to average net assets (%) (d)(e)	0.32	0.33	0.33	0.34	0.35
Ratio of net investment income to average net assets (%) (f)	1.44	1.57	1.70	1.90	1.81
Portfolio turnover rate (%)	42	17	8	13	7
Net assets, end of period (in millions)	$14.2	$9.7	$6.8	$5.1	$2.4

	Class C
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.02	$8.73	$9.26	$8.23	$6.14

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.10	0.11	0.10	0.09
Net realized and unrealized gain (loss) on investments	2.26	1.30	(0.54)	1.00	2.00

Total from investment operations	2.38	1.40	(0.43)	1.10	2.09

Less Distributions
Distributions from net investment income	(0.11)	(0.11)	(0.10)	(0.07)	(0.00	)(b)
Distributions from net realized capital gains	(0.62)	0.00	0.00	0.00	0.00

Total distributions	(0.73)	(0.11)	(0.10)	(0.07)	(0.00)

Net Asset Value, End of Period	$11.67	$10.02	$8.73	$9.26	$8.23

Total Return (%) (c)	25.11	16.16	(4.73)	13.48	34.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.62	0.63	0.63	0.64	0.66
Net ratio of expenses to average net assets (%) (d)(e)	0.62	0.63	0.63	0.64	0.65
Ratio of net investment income to average net assets (%) (f)	1.10	1.07	1.17	1.25	1.27
Portfolio turnover rate (%)	42	17	8	13	7
Net assets, end of period (in millions)	$2,951.2	$2,435.2	$2,237.3	$2,360.4	$1,938.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

MIST-9

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,133,607,606	$0	$1,140,917,267

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$1,721,111	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-10

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2013 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
American Funds International Growth and Income Fund (Class 1)	2,812,840	9,190,774	(126,112)	11,877,502
American Funds New World Fund (Class 1)	4,666,252	1,323,893	(132,244)	5,857,901

Underlying Portfolio	Net Realized Gain/(Loss) on Sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
American Funds International Growth and Income Fund (Class 1)	$211,871	$3,220,265	$5,323,168	$207,618,739
American Funds New World Fund (Class 1)	765,852	577,742	2,234,805	146,916,170

	$977,723	$3,798,007	$7,557,973	$354,534,909

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$26,993,190	$28,866,408	$148,745,716	$—	$175,738,906	$28,866,408

MIST-11

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$38,349,387	$449,968,713	$575,378,729	$—	$1,063,696,829

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-12

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Growth Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Growth Allocation Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-13

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-14

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-15

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the American Funds Growth Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Growth Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Growth Allocation Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-16

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the American Funds Growth Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderately Aggressive Index, for the one- and three-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the American Funds Growth Allocation Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and Expense Universe median, and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median and above the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and

MIST-17

Met Investors Series Trust

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the American Funds Growth Allocation Portfolio, the Board noted that management had previously implemented breakpoints with respect to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-18

Met Investors Series Trust

American Funds Growth Portfolio

For the year ended December 31, 2013, the American Funds Growth Portfolio had a return of 29.78% for Class C versus 32.39% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year[2]
American Funds Growth Portfolio
Class C	29.78	19.03	7.75
S&P 500 Index	32.39	17.94	7.41

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

MIST-1

Met Investors Series Trust

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class C(a)	Actual	0.93%	$1,000.00	$1,178.80	$5.11
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

MIST-2

Met Investors Series Trust

American Funds Growth Portfolio

Schedule of Investments as of December 31, 2013

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (Cost $704,088,657)	13,839,733	$1,086,972,667

Total Investments—100.1% (Cost $704,088,657) (a)		1,086,972,667
Other assets and liabilities (net)—(0.1)%		(604,053)

Net Assets—100.0%		$1,086,368,614

(a)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $709,067,047. The aggregate and net unrealized appreciation of investments was $377,905,620 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,086,972,667	$—	$—	$1,086,972,667
Total Investments	$1,086,972,667	$—	$—	$1,086,972,667

See accompanying notes to financial statements.

MIST-3

Met Investors Series Trust

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$1,086,972,667
Receivable for:
Fund shares sold	515,184
Prepaid expenses	2,737

Total Assets	1,087,490,588
Liabilities
Payables for:
Investments purchased	332,000
Fund shares redeemed	183,185
Accrued expenses:
Distribution and service fees	497,728
Deferred trustees’ fees	53,884
Other expenses	55,177

Total Liabilities	1,121,974

Net Assets	$1,086,368,614

Net assets consist of:
Paid in surplus	$639,092,575
Undistributed net investment income	5,848,720
Accumulated net realized gain	58,543,309
Unrealized appreciation on investments	382,884,010

Net Assets	$1,086,368,614

Net Assets
Class C	$1,086,368,614
Capital Shares Outstanding*
Class C	87,200,027
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$12.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $704,088,657.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Master Fund	$11,771,383

Total investment income	11,771,383
Expenses
Administration fees	21,912
Custodian and accounting fees	24,781
Distribution and service fees—Class C	5,550,047
Audit and tax services	27,653
Legal	23,322
Trustees’ fees and expenses	30,453
Shareholder reporting	48,392
Insurance	6,909
Miscellaneous	9,957

Total expenses	5,743,426

Net Investment Income	6,027,957

Net Realized and Unrealized Gain
Net realized gain on investments	63,664,061

Net change in unrealized appreciation on investments	192,899,387

Net realized and unrealized gain	256,563,448

Net Increase in Net Assets From Operations	$262,591,405

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,027,957	$4,311,784
Net realized gain	63,664,061	50,978,545
Net change in unrealized appreciation	192,899,387	93,285,920

Increase in net assets from operations	262,591,405	148,576,249

From Distributions to Shareholders
Net investment income
Class C	(4,465,930)	(3,046,439)
Net realized capital gains
Class C	(49,661,136)	(240,088)

Total distributions	(54,127,066)	(3,286,527)

Decrease in net assets from capital share transactions	(49,860,342)	(103,412,696)

Total increase in net assets	158,603,997	41,877,026

Net Assets
Beginning of period	927,764,617	885,887,591

End of period	$1,086,368,614	$927,764,617

Undistributed Net Investment Income
End of period	$5,848,720	$4,286,693

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class C
Sales	7,497,274	$83,178,434	7,131,329	$68,034,145
Reinvestments	5,391,142	54,127,066	337,080	3,286,527
Redemptions	(16,782,658)	(187,165,842)	(18,249,921)	(174,733,368)

Net decrease	(3,894,242)	$(49,860,342)	(10,781,512)	$(103,412,696)

Decrease derived from capital shares transactions		$(49,860,342)		$(103,412,696)

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2013	2012		2011	2010	2009
Net Asset Value, Beginning of Period	$10.18	$8.70		$9.15	$7.75	$5.58

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.04		0.03	0.05	0.04
Net realized and unrealized gain (loss) on investments	2.82	1.47		(0.45)	1.37	2.13

Total from investment operations	2.89	1.51		(0.42)	1.42	2.17

Less Distributions
Distributions from net investment income	(0.05)	(0.03)		(0.03)	(0.02)	0.00
Distributions from net realized capital gains	(0.56)	(0.00	)(b)	0.00	0.00	0.00

Total distributions	(0.61)	(0.03)		(0.03)	(0.02)	0.00

Net Asset Value, End of Period	$12.46	$10.18		$8.70	$9.15	$7.75

Total Return (%) (c)	29.78	17.41		(4.60)	18.33	38.89

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.57	0.57		0.57	0.59	0.65
Ratio of net investment income to average net assets (%)	0.60	0.46		0.35	0.59	0.55
Portfolio turnover rate (%)	4	3		3	2	1
Net assets, end of period (in millions)	$1,086.4	$927.8		$885.9	$748.2	$348.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2013, the Portfolio owned approximately 4.45% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2013.

3. Certain Risks

Market Risk: In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MIST-7

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Master Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$35,885,221	$0	$133,773,961

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.750%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

MIST-8

Met Investors Series Trust

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$4,465,930	$3,046,439	$49,661,136	$240,088	$54,127,066	$3,286,527

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$5,902,605	$63,521,699	$377,905,620	$—	$447,329,924

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-9

Met Investors Series Trust

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Portfolio and the Board of Directors of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Growth Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds Growth Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-10

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-11

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-12

Met Investors Series Trust

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the American Funds Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds Growth Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 19-20, 2013 meeting for the American Funds Growth Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the current Advisory Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-13

Met Investors Series Trust

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the American Funds Growth Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series (the “Master Fund”), which in turn purchases investment securities. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2013 but underperformed these medians for the three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the S&P 500 Index, for the one- and five-year periods ended October 31, 2013 and underperformed the benchmark for the three-year period ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the American Funds Growth Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median but above the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the current Advisory Agreement. The Board noted, however, that the Portfolio’s contractual management fees under the stand-by Advisory Agreement would be above the asset-weighted average of the Expense Group at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the American Funds Growth Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s current management fee of 0.00% is below the

MIST-14

Met Investors Series Trust

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

asset weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-15

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned 13.75% and 13.52%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

ECONOMIC AND MARKET REVIEW

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed”) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014 causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%) and Asia-Pacific ex-Japan (5.5%) as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care and Industrials proved to be the best performing sectors while Telecomm and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013 and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Moderate Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

The Portfolio delivered a double digit return during the trailing twelve month period. Relative to the Dow Jones benchmark index, it modestly underperformed on a net-of-fees basis. While performance suffered from a lower equity target allocation than the Index (50% versus 60%) during a remarkably strong equity market, security selection, however, added value to the relative performance.

Within the fixed income segment of the Portfolio, the AFIS U.S. Government/AAA-Rated Securities Fund’s focus on bonds with very high credit ratings hurt relative performance during a period when the market favored lower quality bonds. Conversely, the AFIS High-Income Bond Fund produced a positive contribution to relative performance by providing an exposure to the best performing sector of the bond market, high yield, which is not part of the Dow Jones Index.

The equity side contributed positively to the overall Portfolio’s return, both on an absolute and relative basis. The AMCAP Fund was the leading contributor among all underlying portfolios. The portfolio managers’ focus on companies that are innovators and global market share leaders and have demonstrated above-average growth of key fundamental metrics paid off during the year. Stock selection was positive in eight of the ten economic sectors, particularly strong in the Health Care and Consumer Discretionary sectors. The AFIS Blue Chip Income and Growth Fund and AFIS Growth-Income Fund were also among the largest performance contributors. The AFIS Blue Chip and Income Fund, was helped by strong stock selection which more than offset a modest drag from holding cash. Stock selection in the Technology and Health Care sectors was particularly strong. The portfolio’s holdings in Hewlett-Packard and Gilead

MIST-1

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Science added substantially to the performance. Both stocks’ prices more than doubled during the year. AFIS Growth-Income Fund’s outperformance was attributable to its strong stock selection as well. Similar to the Blue Chip Income and Growth portfolio, Gilead Science was also the top contributor for this portfolio. In addition, its underweight in some of the S&P 500 Index’s bottom performers, such as IBM and Apple was beneficial as well. On the international side, AFIS International Fund provided positive contribution. Although its absolute return was not as robust as some of the U.S. focused portfolios mentioned above, performance was very strong relative to its asset class benchmark. Despite an overweight in emerging markets, which substantially underperformed developed markets, the portfolio managed to deliver positive relative results, which was attributable to strong stock selection, particularly in the Asian region.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
American Funds Moderate Allocation Portfolio
Class B	13.75	11.65	5.40
Class C	13.52	11.32	5.10
Dow Jones Moderate Index	14.46	12.49	5.75

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	21.1
American Funds Bond Fund (Class 1)	16.4
American Funds Growth-Income Fund (Class 1)	9.3
American Funds Blue Chip Income and Growth Fund (Class 1)	9.3
American Funds American Mutual Fund (Class R-6)	9.3
American Funds Fundamental Investors Fund (Class R-6)	5.2
American Funds AMCAP Fund (Class R-6)	5.2
American Funds Growth Fund (Class 1)	5.2
American Funds International Fund (Class 1)	5.2
American Funds High-Income Bond Fund (Class 1)	5.0

MIST-3

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B(a)	Actual	0.72%	$1,000.00	$1,091.10	$3.79
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class C(a)	Actual	1.02%	$1,000.00	$1,089.50	$5.37
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	5,967,518	$163,689,013
American Funds American Mutual Fund (Class R-6)	8,410,786	292,779,447
American Funds Blue Chip Income and Growth Fund (Class 1)	22,462,501	294,708,017
American Funds Bond Fund (Class 1) (a)	48,230,064	517,508,589
American Funds Fundamental Investors Fund (Class R-6)	3,158,300	164,168,446
American Funds Global Bond Fund (Class 1)	7,598,698	90,272,535
American Funds Global Small Capitalization Fund (Class 1)	1,260,300	32,377,118
American Funds Growth Fund (Class 1)	2,083,422	163,631,962
American Funds Growth-Income Fund (Class 1)	5,824,335	295,410,251
American Funds High-Income Bond Fund (Class 1) (a)	14,195,596	157,996,985
American Funds International Fund (Class 1)	7,687,062	163,119,465
American Funds International Growth and Income Fund (Class 1) (a)	7,427,913	129,839,914

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	1,280,290	$32,109,667
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	55,820,947	666,502,112

Total Mutual Funds (Cost $2,831,281,864)		3,164,113,521

Total Investments—100.1% (Cost $2,831,281,864) (b)		3,164,113,521
Other assets and liabilities (net)—(0.1)%		(1,740,119)

Net Assets—100.0%		$3,162,373,402

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated Underlying Portfolios.)
(b)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $2,834,952,548. The aggregate unrealized appreciation and depreciation of investments were $362,674,074 and $(33,513,101), respectively, resulting in net unrealized appreciation of $329,160,973 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,164,113,521	$—	$—	$3,164,113,521
Total Investments	$3,164,113,521	$—	$—	$3,164,113,521

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$1,692,265,921
Affiliated investments at value (b)	1,471,847,600
Receivable for:
Investments sold	720,436
Fund shares sold	26,680
Prepaid expenses	8,419

Total Assets	3,164,869,056
Liabilities
Payables for:
Investments purchased	204
Fund shares redeemed	746,912
Accrued expenses:
Management fees	165,141
Distribution and service fees	1,464,631
Deferred trustees’ fees	53,884
Other expenses	64,882

Total Liabilities	2,495,654

Net Assets	$3,162,373,402

Net assets consist of:
Paid in surplus	$2,514,156,658
Undistributed net investment income	45,749,593
Accumulated net realized gain	269,635,494
Unrealized appreciation on investments and affiliated investments	332,831,657

Net Assets	$3,162,373,402

Net Assets
Class B	$6,247,380
Class C	3,156,126,022
Capital Shares Outstanding*
Class B	560,643
Class C	284,974,857
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.14
Class C	11.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,352,764,647.
(b)	Identified cost of affiliated investments was $1,478,517,217.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Underlying Portfolios	$25,420,852
Dividends from Affiliated Underlying Portfolios	30,875,049

Total investment income	56,295,901
Expenses
Management fees	1,925,274
Administration fees	21,912
Custodian and accounting fees	24,781
Distribution and service fees—Class B	13,515
Distribution and service fees—Class C	17,023,275
Audit and tax services	27,653
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	53,250
Insurance	19,696
Miscellaneous	21,885

Total expenses	19,185,015

Net Investment Income	37,110,886

Net Realized and Unrealized Gain
Net realized gain on:
Investments	246,845,762
Affiliated investments	2,466,256
Capital gain distributions from Underlying Portfolios	22,323,697
Capital gain distributions from Affiliated Underlying Portfolios	25,947,560

Net realized gain	297,583,275

Net change in unrealized appreciation (depreciation) on:
Investments	116,289,829
Affiliated investments	(59,064,195)

Net change in unrealized appreciation	57,225,634

Net realized and unrealized gain	354,808,909

Net Increase in Net Assets From Operations	$391,919,795

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$37,110,886	$41,301,315
Net realized gain	297,583,275	190,443,162
Net change in unrealized appreciation	57,225,634	78,876,105

Increase in net assets from operations	391,919,795	310,620,582

From Distributions to Shareholders
Net investment income
Class B	(100,822)	(84,692)
Class C	(50,974,271)	(61,824,506)
Net realized capital gains
Class B	(273,594)	(47,065)
Class C	(168,130,607)	(40,417,477)

Total distributions	(219,479,294)	(102,373,740)

Decrease in net assets from capital share transactions	(42,251,146)	(92,001,391)

Total Increase in Net Assets	130,189,355	116,245,451

Net Assets
Beginning of period	3,032,184,047	2,915,938,596

End of period	$3,162,373,402	$3,032,184,047

Undistributed Net Investment Income
End of period	$45,749,593	$50,744,059

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	143,146	$1,532,996	180,471	$1,843,497
Reinvestments	36,816	374,416	13,084	131,757
Redemptions	(35,353)	(381,371)	(63,376)	(637,488)

Net increase	144,609	$1,526,041	130,179	$1,337,766

Class C
Sales	7,116,144	$75,441,697	11,008,316	$111,947,565
Reinvestments	21,629,307	219,104,878	10,193,617	102,241,983
Redemptions	(31,881,827)	(338,323,762)	(30,150,500)	(307,528,705)

Net decrease	(3,136,376)	$(43,777,187)	(8,948,567)	$(93,339,157)

Decrease derived from capital shares transactions		$(42,251,146)		$(92,001,391)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.58	$9.87	$10.05	$9.28	$7.49

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.20	0.25	0.24	0.28
Net realized and unrealized gain (loss) on investments	1.21	0.90	(0.20)	0.69	1.51

Total from investment operations	1.38	1.10	0.05	0.93	1.79

Less Distributions
Distributions from net investment income	(0.22)	(0.25)	(0.18)	(0.16)	0.00
Distributions from net realized capital gains	(0.60)	(0.14)	(0.05)	0.00	0.00

Total distributions	(0.82)	(0.39)	(0.23)	(0.16)	0.00

Net Asset Value, End of Period	$11.14	$10.58	$9.87	$10.05	$9.28

Total Return (%) (b)	13.75	11.28	0.44	10.15	23.90

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.34	0.37
Net ratio of expenses to average net assets (%) (c)(d)	0.32	0.32	0.32	0.34	0.35
Ratio of net investment income to average net assets (%) (e)	1.56	1.93	2.51	2.56	3.32
Portfolio turnover rate (%)	27	12	7	7	14
Net assets, end of period (in millions)	$6.2	$4.4	$2.8	$1.6	$0.7

	Class C
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.51	$9.81	$9.99	$9.23	$7.48

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.14	0.18	0.19	0.24
Net realized and unrealized gain (loss) on investments	1.22	0.91	(0.15)	0.72	1.51

Total from investment operations	1.35	1.05	0.03	0.91	1.75

Less Distributions
Distributions from net investment income	(0.18)	(0.21)	(0.16)	(0.15)	0.00
Distributions from net realized capital gains	(0.60)	(0.14)	(0.05)	0.00	0.00

Total distributions	(0.78)	(0.35)	(0.21)	(0.15)	0.00

Net Asset Value, End of Period	$11.08	$10.51	$9.81	$9.99	$9.23

Total Return (%) (b)	13.52	10.84	0.19	9.91	23.40

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.64	0.67
Net ratio of expenses to average net assets (%) (c)(d)	0.62	0.62	0.62	0.64	0.65
Ratio of net investment income to average net assets (%) (e)	1.20	1.36	1.79	2.04	2.85
Portfolio turnover rate (%)	27	12	7	7	14
Net assets, end of period (in millions)	$3,156.1	$3,027.8	$2,913.1	$2,590.2	$1,575.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios. These adjustments have no impact on net assets or the results of operations.

MIST-9

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$836,897,498	$0	$1,013,193,144

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$1,925,274	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-10

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Underlying Portfolios

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the year ended December 31, 2013 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
American Funds Bond Fund (Class 1)	45,542,105	2,763,567	(75,608)	48,230,064
American Funds High Income Bond Fund (Class 1)	13,764,988	966,853	(536,245)	14,195,596
American Funds International Growth and Income Fund (Class 1)	2,004,382	5,767,865	(344,334)	7,427,913
American Funds U.S. Government/AAA-Rated Securities Fund (Class 1)	55,656,770	2,099,685	(1,935,508)	55,820,947

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
American Funds Bond Fund (Class 1)	$143,353	$5,783,836	$10,637,270	$517,508,589
American Funds High Income Bond Fund (Class 1)	1,026,638	—	10,615,583	157,996,985
American Funds International Growth and Income Fund (Class 1)	616,443	2,018,015	3,339,740	129,839,914
American Funds U.S. Government/AAA-Rated Securities Fund (Class 1)	679,822	18,145,709	6,282,456	666,502,112

	$2,466,256	$25,947,560	$30,875,049	$1,471,847,600

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-11

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$51,075,093	$61,909,198	$168,404,201	$40,464,542	$219,479,294	$102,373,740

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$60,023,693	$259,085,963	$329,160,973	$—	$648,270,629

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-12

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Moderate Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds Moderate Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the American Funds Moderate Allocation Portfolio of the Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-13

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-14

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-15

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the American Funds Moderate Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Moderate Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Moderate Allocation Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-16

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the American Funds Moderate Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2013. The Board also considered that the Portfolio outperformed its Lipper Index for the five year period ended June 30, 2013 but underperformed the median of its Performance Universe for that period. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three- and five-year periods ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the American Funds Moderate Allocation Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and equal to the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board

MIST-17

Met Investors Series Trust

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the American Funds Moderate Allocation Portfolio, the Board noted that management previously implemented breakpoints to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-18

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B shares of the AQR Global Risk Balanced Portfolio returned -3.39%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

MARKET ENVIRONMENT / CONDITIONS

The specter of U.S. Federal Reserve (the “Fed”) tapering, the healing of the peripheral countries in Europe and the initiation of huge monetary stimulus in Japan defined 2013. These events buoyed developed equity markets, especially our own, unlike any year in the past decade. Yet, other markets floundered: commodities did not benefit from improving growth prospects and fixed income experienced its worst returns since 1994.

During the first half of the year, containment of the sovereign debt crisis in Europe and improving fundamental data led to a global equity rally across developed markets and a steady decline in safe-haven fixed-income assets. In June, however, fixed income and equity markets declined sharply over concerns of monetary policy tightening by the Fed and a credit squeeze in China.

During the second half of the year, equities furthered earlier gains as the Fed surprised markets with delayed tapering. Improved economic data in the U.S. and European economies supported developed market stocks, while a second credit squeeze in China and disappointing emerging Asian data led to declines in emerging markets.

Commodity markets and fixed income markets were choppy throughout the year due to changes in inflation expectations and uncertainty regarding monetary stimulus. Ultimately, there was a significant increase in sovereign bond yields as the Fed committed to begin tapering of asset purchases. In the foreign exchange markets, the Euro and Dollar strengthened in tandem with their economies, while the Yen fell due to highly stimulative fiscal and monetary policy by the government and central bank of Japan.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The AQR Global Risk Balanced Portfolio (“GRB” or the “Portfolio”) is a globally diversified asset allocation portfolio. GRB seeks to provide diversification across three primary sources of risk: equities, government bonds, and inflation-related assets (global inflation-linked bonds and commodities). The Portfolio diversifies by risk rather than dollars; this means that it will generally hold more dollars in low risk assets (typically bonds) and fewer dollars in high risk assets (typically equities). To achieve GRB’s target risk of 10%, the Portfolio is normally moderately levered through investments in equity, bond and commodity futures. GRB’s portfolio management process adjusts exposures to each of the three risk categories using a proprietary risk forecasting model. The process seeks to realize a steady risk level in each of the Portfolio’s three categories and for the Portfolio as a whole. Exposures are primarily attained through equity, fixed income and commodity futures. Global Inflation-Linked Bonds are purchased directly. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk in a diversified portfolio can help the Portfolio perform well during periods of market stress and improve long term risk adjusted returns.

The Portfolio returned -3.39% for the year ending December 31, 2013, underperforming the Dow Jones Moderate Index by -17.85%. Returns for the three risk categories in the Portfolio were mixed for the 12-month period: equity risk contributed +6.7% while government bonds detracted -4.7% and inflation risk detracted -5.4%. Specifically, the second quarter of 2013 was a difficult period for risk balanced strategies as market perceptions of changing central bank policy drove interest rates higher and caused a repricing of all risky assets. This was compounded by weaker demand from China which hurt inflation-related assets, specifically commodities. In addition, 2013 experienced a prolonged equity bull market while the fixed income and inflation risk buckets suffered overall.

AQR’s systematic portfolio management process reduces position sizes as volatility increases to maintain the Portfolio’s target risk. Additionally, AQR employs a Drawdown Control System, which reduces the Portfolio’s target risk when the Portfolio experiences losses beyond a pre-determined threshold. This process is intended to reflect the reality that investors’ risk tolerance is reduced when experiencing losses. Over the second quarter, a rise in market volatility led us to reduce positions sizes. This, coupled with losses in late June, caused us to temporarily reduce our risk target. As the Portfolio’s performance improved in the third quarter, risk targets systematically increased to near normal levels. Early in the fourth quarter, the Portfolio’s target risk reached normal levels.

The Portfolio entered the beginning of 2013 with a total market exposure of 233%, a relatively high number, as a result of historically low volatility across all asset classes. Throughout June, our active portfolio management process significantly reduced market exposure due to the sharp increase in volatility. This reduction was particularly pronounced in inflation-linked bonds and government bonds—two markets which experienced marked increases in risk. The total Portfolio exposure decreased to 99%, in early July versus 233% at the start of the year. As market risks decreased and performance across asset classes improved in the third quarter, exposures also increased across asset classes. By October, the Portfolio gradually exited from drawdown control related volatility target reductions. The Portfolio’s aggregate exposure at the end the year was 252%. The largest increase over the year came from equities which increased from 39% to 47% over the period, a 21% increase. Nominal bonds increased from 120% to 125%, commodities increased from 23% to 31% and inflation-linked bonds decreased from 53% to 48%.

The Portfolio uses a diversified approach to asset allocation that allocates risk equally to stocks, bonds and inflation sensitive assets. In

MIST-1

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

the long term we expect that the core benefit of diversification, the ability to generate, on average, a higher risk adjusted return, will allow GRB to realize better returns than a traditional 60% equity and 40% bonds portfolio (a portfolio which is very similar to our benchmark, the Dow Jones Moderate Index). It will certainly take a different path to get there, which is also helpful to investors. We recognize that in a year like 2013, in which the U.S. equity market had its best returns since 1997, many investors will regret holding anything other than equity; however, investing is a long term discipline and in the long term we expect a diversified portfolio such as the Portfolio to outperform traditional forms of asset allocation.

Going forward, we maintain positive expectations for the Portfolio. We continue to believe that the Portfolio is both diversifying and maintains a higher expected return than the Dow Jones Moderate Index while targeting a similar level of risk—a powerful case for inclusion in an asset allocation portfolio.

Brian Hurst

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	-3.39	3.78
Dow Jones Moderate Index	14.46	7.21

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	125.2
Global Inflation-Linked Bonds	48.3
Global Developed Equities	38.1
Commodities - Production Weighted	31.4
Global Emerging Equities	4.9
U.S. Mid Cap Equities	2.3
U.S. Small Cap Equities	1.8

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

MIST-3

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B(a)	Actual	0.88%	$1,000.00	$1,024.40	$4.49
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—27.8% of Net Assets

Security Description	Principal Amount*/ Shares	Value

U.S. Treasury—27.8%
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/18	308,882,337	$315,035,891
0.125%, 01/15/22	167,795,070	161,266,835
0.125%, 07/15/22	158,749,221	152,064,450
0.125%, 01/15/23	152,390,634	143,925,791
0.375%, 07/15/23	143,119,064	138,031,611
1.375%, 07/15/18	66,070,930	71,609,524
1.625%, 01/15/18	167,233,500	181,748,866
2.125%, 01/15/19	58,636,193	65,480,151
2.625%, 07/15/17	175,126,476	196,989,966

Total U.S. Treasury & Government Agencies (Cost $1,450,050,350)		1,426,153,085

Foreign Government—22.4%

Sovereign—22.4%
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.750%, 04/15/18 (EUR)	73,471,167	105,055,653
Deutsche Bundesrepublik Inflation Linked Bonds
0.100%, 04/15/23 (EUR)	138,619,206	186,001,454
1.750%, 04/15/20 (EUR)	48,523,428	73,794,758
France Government Bond OAT
0.250%, 07/25/18 (EUR)	35,065,810	49,044,174
0.250%, 07/25/24 (EUR)	33,137,526	43,041,999
1.100%, 07/25/22 (EUR)	75,425,158	108,522,959
1.300%, 07/25/19 (EUR)	83,460,624	123,347,611
2.100%, 07/25/23 (EUR)	32,486,751	50,591,347
United Kingdom Gilt Inflation Linked
0.125%, 03/22/24 (GBP)	52,578,966	87,773,386
1.875%, 11/22/22 (GBP)	163,272,505	321,787,560

Total Foreign Government (Cost $1,149,166,768)		1,148,960,901

Short-Term Investments—45.3%

Mutual Funds—30.8%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 0.010% (a)	391,808,021	391,808,021
Dreyfus Treasury & Agency Cash Management, Institutional Class, 0.010% (a)	391,806,314	391,806,314

Mutual Funds—(Continued)
State Street Institutional Treasury Plus Money Market Fund, Class I, 0.000% (a) (b)	406,109,774	$406,109,774
UBS Select Treasury Preferred Fund, Institutional Class, 0.010% (a)	394,538,584	394,538,584

		1,584,262,693

U.S. Treasury—14.5%
U.S. Treasury Bills
0.065%, 01/30/14 (c)	209,754,700	209,751,763
0.070%, 01/30/14 (c)	97,000,000	96,998,642
0.073%, 02/06/14 (c)	256,254,700	256,250,856
0.075%, 02/06/14 (c)	50,500,000	50,499,243
0.078%, 05/29/14 (c)	4,800,000	4,798,872
0.080%, 05/29/14 (c)	60,400,000	60,385,806
0.080%, 06/05/14 (c)	17,300,000	17,295,744
0.085%, 06/05/14 (c)	47,900,000	47,888,217

		743,869,143

Total Short-Term Investments (Cost $2,328,087,415)		2,328,131,836

Total Investments—95.5% (Cost $4,927,304,533) (d)		4,903,245,822
Other assets and liabilities (net)—4.5%		232,805,819

Net Assets—100.0%		$5,136,051,641

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents the annualized seven-day yield as of December 31, 2013.
(b)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of December 31, 2013, the market value of securities pledged was $115,713,123.
(c)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $4,977,978,623. The aggregate unrealized appreciation and depreciation of investments were $79,042,270 and $(153,775,071), respectively, resulting in net unrealized depreciation of $(74,732,801) for federal income tax purposes.
(EUR)—	Euro
(GBP)—	British Pound

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	7,820,000	Royal Bank of Scotland plc	03/19/14	$10,729,198	$28,536
GBP	5,940,000	Royal Bank of Scotland plc	03/19/14	9,668,570	162,537

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

§See Note 2 of the notes to consolidated financial statements.

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	333,184,836	Royal Bank of Scotland plc	03/19/14	$457,985,130	$(367,044)
EUR	107,447,390	Royal Bank of Scotland plc	03/19/14	146,448,106	(1,363,977)
EUR	54,089,162	Royal Bank of Scotland plc	03/19/14	73,469,850	(938,954)
EUR	52,835,328	Royal Bank of Scotland plc	03/19/14	72,699,139	15,197
GBP	112,331,296	Royal Bank of Scotland plc	03/19/14	184,070,715	(1,845,286)
GBP	42,969,146	Royal Bank of Scotland plc	03/19/14	70,409,328	(707,556)
GBP	42,969,146	Royal Bank of Scotland plc	03/19/14	70,224,260	(892,624)
GBP	34,516,200	Royal Bank of Scotland plc	03/19/14	56,361,503	(765,176)
GBP	22,333,496	Royal Bank of Scotland plc	03/19/14	36,581,842	(381,626)
RUB	625,722,000	Royal Bank of Scotland plc	03/19/14	18,795,169	(3,493)
RUB	49,238,000	Royal Bank of Scotland plc	03/19/14	1,471,739	(7,526)

Net Unrealized Depreciation					$(7,066,992)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum Futures 3 Months	01/21/14	129	USD	5,988,816	$(296,530)
Aluminum Futures 3 Months	03/11/14	21	USD	952,299	(12,229)
Aluminum HG Futures	03/19/14	675	USD	29,725,727	560,680
Amsterdam Index	01/17/14	104	EUR	7,897,171	648,930
Australian 10 Year Treasury Bond Futures	03/17/14	1,234	AUD	140,191,556	1,163,377
CAC 40 Index Futures	01/17/14	704	EUR	28,782,841	2,034,107
Canada Government Bond 10 Year Futures	03/20/14	1,499	CAD	192,520,580	(2,388,628)
Cattle Feeder Futures	03/31/14	116	USD	9,689,015	20,185
Cocoa Futures	03/14/14	158	USD	4,290,188	(9,968)
Coffee Futures	03/19/14	177	USD	7,140,250	207,462
Copper Futures	03/19/14	278	USD	48,789,048	2,402,914
Copper Futures 3 Months	01/21/14	49	USD	8,896,740	128,754
Copper Futures 3 Months	03/11/14	14	USD	2,506,589	71,598
Corn Futures	03/14/14	2,403	USD	53,133,886	(2,430,586)
Cotton No. 2 Futures	03/07/14	410	USD	16,146,520	1,204,680
DAX Index Futures	03/21/14	121	EUR	27,702,201	1,863,297
Euro Stoxx 50 Index Futures	03/21/14	2,718	EUR	80,462,579	5,520,491
Euro-Bund Futures	03/06/14	5,676	EUR	802,524,657	(17,327,947)
FTSE 100 Index Futures	03/21/14	1,670	GBP	107,571,113	7,082,725
FTSE JSE Top 40 Index Futures	03/20/14	612	ZAR	240,582,335	1,393,867
FTSE MIB Index Futures	03/21/14	73	EUR	6,645,961	410,184
Gold 100 oz Futures	02/26/14	296	USD	38,747,397	(3,159,317)
H-Shares Index Futures	01/29/14	716	HKD	380,817,951	903,170
Hang Seng Index Futures	01/29/14	159	HKD	182,136,258	433,449
IBEX 35 Index Futures	01/17/14	105	EUR	9,792,450	784,726
Japanese Government 10 Year Bond Futures	03/11/14	739	JPY	106,384,500,864	(4,472,708)
KOSPI 200 Index Futures	03/13/14	426	KRW	55,714,543,389	823,335
Lead Futures	03/19/14	128	USD	6,635,497	465,303
Lead Futures 3 Months	01/21/14	23	USD	1,257,638	7,207
Lead Futures 3 Months	03/11/14	5	USD	266,710	10,361
Lean Hogs Futures	02/14/14	674	USD	24,179,187	(1,148,607)
Live Cattle Futures	02/28/14	570	USD	30,492,835	201,665
MSCI Taiwan Index Futures	01/24/14	267	USD	7,927,999	167,441
Nickel Futures	03/19/14	91	USD	7,388,955	194,985
Nickel Futures 3 Months	01/21/14	16	USD	1,376,394	(47,071)
Nickel Futures 3 Months	03/11/14	7	USD	587,975	(4,871)
Russell 2000 Mini Index Futures	03/21/14	805	USD	88,442,861	5,049,839

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Futures Contracts—(Continued)

§See Note 2 of the notes to consolidated financial statements.

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index Futures	03/21/14	12,090	USD	1,069,229,001	$43,715,949
S&P Midcap 400 E-Mini Index Futures	03/21/14	888	USD	114,252,761	4,685,959
S&P TSX 60 Index Futures	03/20/14	563	CAD	84,488,791	3,238,926
SGX CNX NIFTY Index Futures	01/30/14	1,643	USD	20,786,504	82,882
SPI 200 Futures	03/20/14	527	AUD	66,824,609	2,893,032
Silver Futures	03/27/14	51	USD	5,534,503	(595,153)
Soybean Futures	03/14/14	650	USD	42,730,859	(724,609)
Sugar No. 11 Futures	02/28/14	1,202	USD	23,977,602	(1,885,803)
TOPIX Index Futures	03/13/14	1,420	JPY	17,822,735,894	6,388,416
U.S. Treasury Note 10 Year Futures	03/20/14	12,626	USD	1,585,333,199	(31,743,356)
United Kingdom Long Gilt Bond Futures	03/27/14	1,720	GBP	187,740,019	(7,380,269)
Wheat Futures	03/14/14	1,579	USD	51,998,516	(4,214,028)
Zinc Futures	03/19/14	168	USD	7,908,874	734,726
Zinc Futures 3 Months	01/21/14	31	USD	1,508,010	77,865
Zinc Futures 3 Months	03/11/14	3	USD	146,320	7,877

Futures Contracts—Short
Aluminum Futures 3 Months	01/21/14	(129)	USD	(5,988,557)	296,270
Aluminum Futures 3 Months	03/11/14	(21)	USD	(954,406)	14,336
Copper Futures 3 Months	01/21/14	(49)	USD	(8,889,723)	(135,771)
Copper Futures 3 Months	03/11/14	(14)	USD	(2,516,471)	(61,717)
Lead Futures	01/21/14	(23)	USD	(1,258,196)	(6,649)
Lead Futures	03/11/14	(5)	USD	(267,240)	(9,832)
Nickel Futures 3 Months	01/21/14	(16)	USD	(1,378,863)	49,540
Nickel Futures 3 Months	03/11/14	(7)	USD	(591,765)	8,661
Zinc Futures 3 Months	01/21/14	(31)	USD	(1,516,223)	(69,652)
Zinc Futures 3 Months	03/11/14	(3)	USD	(146,769)	(7,429)

Net Unrealized Appreciation					$17,816,441

Swap Agreements

Total Return Swap Agreements

Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	0.000%	01/21/14	Barclays Bank plc	Light Sweet Crude Oil (WTI) Futures	USD	419,376,010	$3,239,470	$—	$3,239,470
Receive	0.000%	01/24/14	Bank of America N.A.	MSCI Taiwan Stock Index Futures	USD	27,254,597	774,203	—	774,203
Receive	0.000%	01/29/14	Bank of America N.A.	Hang Seng China Index Futures	HKD	97,225,641	174,698	—	174,698
Receive	0.000%	01/29/14	Barclays Bank plc	Henry Hub Natural Gas Futures	USD	45,990,770	2,696,530	—	2,696,530
Receive	0.000%	01/31/14	Barclays Bank plc	RBOB Gasoline Futures	USD	94,716,556	1,346,848	—	1,346,848
Receive	0.000%	01/31/14	Barclays Bank plc	NY Harbor ULSD Futures	USD	105,686,213	265,490	—	265,490
Receive	0.000%	02/12/14	Bank of America N.A.	Ibovespa Futures	BRL	81,383,572	781,844	—	781,844
Receive	0.000%	02/12/14	Barclays Bank plc	Gasoil Futures	USD	146,607,850	(1,780,600)	—	(1,780,600)
Receive	0.000%	02/13/14	Barclays Bank plc	Brent Crude Oil Futures	USD	381,024,000	(5,000,940)	—	(5,000,940)
Receive	0.000%	02/19/14	Barclays Bank plc	Lean Hogs Futures	USD	3,446,869	(234,889)	—	(234,889)
Receive	0.000%	02/28/14	Barclays Bank plc	Live Cattle Futures	USD	17,710,062	168,138	—	168,138
Receive	0.000%	03/06/14	Bank of America N.A.	German Euro Bund Futures	EUR	310,028,874	(6,451,884)	—	(6,451,884)

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Swap Agreements—(Continued)

§See Note 2 of the notes to consolidated financial statements.

Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	0.000%	03/11/14	Bank of America N.A.	Japanese 10 Year Government BondMini Futures	JPY	42,888,130,200	$(1,697,561)	$—	$(1,697,561)
Receive	0.000%	03/17/14	Bank of America N.A.	RTS Index Futures	USD	11,926,621	450,283	—	450,283
Pay	0.6675%	03/19/14	Bank of America N.A.	Russian Depositary Index	USD	6,150,653	164,956	—	164,956
Pay	0.6640%	03/19/14	Bank of America N.A.	Russian Depositary Index	USD	1,504,949	48,688	—	48,688
Receive	0.000%	03/20/14	Bank of America N.A.	U.S. Treasury Note 10 Year Futures	USD	1,033,974,119	(19,452,635)	—	(19,452,635)
Receive	0.000%	03/21/14	Bank of America N.A.	Swiss Market Index Futures	CHF	63,148,857	3,868,239	—	3,868,239
Receive	0.000%	03/27/14	Bank of America N.A.	United Kingdom Long Gilt Bond Futures	GBP	74,939,850	(2,693,518)	—	(2,693,518)

Totals							$(23,332,640)	$—	$(23,332,640)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(RUB)—	Russian Ruble
(USD)—	United States Dollar
(ZAR)—	South African Rand

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Consolidated Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,426,153,085	$—	$1,426,153,085
Total Foreign Government*	—	1,148,960,901	—	1,148,960,901
Short-Term Investments
Mutual Funds	1,584,262,693	—	—	1,584,262,693
U.S. Treasury	—	743,869,143	—	743,869,143
Total Short-Term Investments	1,584,262,693	743,869,143	—	2,328,131,836
Total Investments	$1,584,262,693	$3,318,983,129	$—	$4,903,245,822

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$206,270	$—	$206,270
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,273,262)	—	(7,273,262)
Total Forward Contracts	$—	$(7,066,992)	$—	$(7,066,992)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$95,949,171	$—	$—	$95,949,171
Futures Contracts (Unrealized Depreciation)	(78,132,730)	—	—	(78,132,730)
Total Futures Contracts	$17,816,441	$—	$—	$17,816,441
Swap Contracts
Swap Contracts at Value (Assets)	$—	$13,979,387	$—	$13,979,387
Swap Contracts at Value (Liabilities)	—	(37,312,027)	—	(37,312,027)
Total Swap Contracts	$—	$(23,332,640)	$—	$(23,332,640)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$4,903,245,822
Cash	6,000,000
Cash denominated in foreign currencies (b)	10,040,691
Cash collateral for futures contracts	196,741,141
Swap contracts at market value	13,979,387
Unrealized appreciation on forward foreign currency exchange contracts	206,270
Receivable for:
Investments sold	33,566,697
Fund shares sold	51,373
Interest	8,771,955
Variation margin on futures contracts	17,176,219
Prepaid expenses	16,743

Total Assets	5,189,796,298
Liabilities
Swap contracts at market value	37,312,027
Unrealized depreciation on forward foreign currency exchange contracts	7,273,262
Payables for:
Fund shares redeemed	4,397,023
Variation margin on futures contracts	692,492
Interest on swap contracts	1,879
Accrued expenses:
Management fees	2,644,761
Distribution and service fees	1,102,602
Deferred trustees’ fees	34,491
Other expenses	286,120

Total Liabilities	53,744,657

Net Assets	$5,136,051,641

Net assets consist of:
Paid in surplus	$5,206,138,755
Undistributed net investment income	6,040,407
Accumulated net realized loss	(39,534,516)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(36,593,005)

Net Assets	$5,136,051,641

Net Assets
Class B	$5,136,051,641
Capital Shares Outstanding*
Class B	488,949,624
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $4,927,304,533.
(b)	Identified cost of cash denominated in foreign currencies was $11,748,515.

Consolidated§ Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$25,613
Interest	13,183,931

Total investment income	13,209,544
Expenses
Management fees	35,287,951
Administration fees	146,360
Custodian and accounting fees	794,286
Distribution and service fees—Class B	14,494,980
Interest expense	1,309,206
Audit and tax services	101,531
Legal	39,174
Trustees’ fees and expenses	30,452
Shareholder reporting	160,701
Insurance	33,221
Dividend expense on securities sold short	522
Miscellaneous	23,547

Total expenses	52,421,931
Less management fee waiver	(689,398)

Net expenses	51,732,533

Net Investment Loss	(38,522,989)

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(70,609,293)
Futures contracts	171,961,873
Swap contracts	(96,735,790)
Foreign currency transactions	(35,678,449)

Net realized loss	(31,061,659)

Net change in unrealized appreciation (depreciation) on:
Investments	(145,536,845)
Futures contracts	(8,599,139)
Swap contracts	(15,034,044)
Foreign currency transactions	14,457,407

Net change in unrealized depreciation	(154,712,621)

Net realized and unrealized loss	(185,774,280)

Net Decrease in Net Assets From Operations	$(224,297,269)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(38,522,989)	$(1,854,038)
Net realized gain (loss)	(31,061,659)	305,409,403
Net change in unrealized appreciation (depreciation)	(154,712,621)	104,814,485

Increase (decrease) in net assets from operations	(224,297,269)	408,369,850

From Distributions to Shareholders
Net investment income
Class B	(120,508,313)	(18,503,185)
Net realized capital gains
Class B	(224,559,543)	(19,654,281)

Total distributions	(345,067,856)	(38,157,466)

Increase in net assets from capital share transactions	11,154,644	2,739,957,653

Total increase (decrease) in net assets	(558,210,481)	3,110,170,037

Net Assets
Beginning of period	5,694,262,122	2,584,092,085

End of period	$5,136,051,641	$5,694,262,122

Undistributed net investment income
End of period	$6,040,407	$141,994,103

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	56,965,865	$655,496,837	248,596,980	$2,735,238,882
Reinvestments	31,284,484	345,067,856	3,516,817	38,157,466
Redemptions	(93,775,605)	(989,410,049)	(2,995,559)	(33,438,695)

Net increase (decrease)	(5,525,256)	$11,154,644	249,118,238	$2,739,957,653

Increase derived from capital shares transactions		$11,154,644		$2,739,957,653

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013	2012		Period May 2, 2011 through December 31, 2011(a)		Period April 19, 2011 through May 2, 2011(a)
Net Asset Value, Beginning of Period	$11.52	$10.53		$10.36	(b)	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (c)	(0.07)	(0.00	)(d)	(0.01)		0.51
Net realized and unrealized gain (loss) on investments	(0.30)	1.11		0.36		(0.15)

Total from investment operations	(0.37)	1.11		0.35		0.36

Less Distributions
Distributions from net investment income	(0.23)	(0.06)		(0.15)		0.00
Distributions from net realized capital gains	(0.42)	(0.06)		(0.03)		0.00

Total distributions	(0.65)	(0.12)		(0.18)		0.00

Net Asset Value, End of Period	$10.50	$11.52		$10.53		$10.36

Total Return (%) (e)	(3.39)	10.56		3.38	(f)(g)	3.60	(f)(h)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.98		1.18	(i)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.88	0.89		0.95	(i)
Net ratio of expenses to average net assets (%) (j)	0.89	0.98		1.15	(i)
Net ratio of expenses to average net assets excluding interest expense (%) (j)	0.87	0.89		0.92	(i)
Ratio of net investment income (loss) to average net assets (%)	(0.66)	(0.04)		(0.06	)(i)
Portfolio turnover rate (%)	173	79		8	(f)
Net assets, end of period (in millions)	$5,136.1	$5,694.3		$2,584.1

(a)	Commencement of operations was April 19, 2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was May 2, 2011.
(b)	Net Asset Value on SEC Effective Date, May 2, 2011.
(c)	Per share amounts based on average shares outstanding during the period.
(d)	Net investment income (loss) was less than $0.01.
(e)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(f)	Periods less than one year are not computed on an annualized basis.
(g)	Total return for the period May 2, 2011 to December 31, 2011.
(h)	Total return for the period April 19, 2011 to May 2, 2011.
(i)	Computed on an annualized basis.
(j)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary - AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2013	% of Total Assets at December 31, 2013
AQR Global Risk Balanced Portfolio, Ltd.	4/19/2011	$551,814,725	10.6%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the consolidated financial statements were issued.

MIST-13

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

MIST-14

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, controlled foreign corporation reversal, net operating losses and deflationary sell adjustments. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in

MIST-15

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. At December 31, 2013, the Portfolio had no investments in repurchase agreements.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2013, the Portfolio had an outstanding reverse repurchase agreement balance for a total of 288 days. The average amount of borrowings was $725,506,113 and the weighted average interest rate was 0.19% during the 288 day period.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the

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Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from

MIST-17

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.
Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Swap contracts at market value (a)	$30,295,598
	Unrealized appreciation on futures contracts*(b)	$1,163,377	Unrealized depreciation on futures contracts*(b)	63,312,908
Equity	Swap contracts at market value (a)	6,262,911
	Unrealized appreciation on futures contracts*(b)	88,120,725
Commodity	Swap contracts at market value (a)	7,716,476	Swap contracts at market value (a)	7,016,429
	Unrealized appreciation on futures contracts*(b)	6,665,069	Unrealized depreciation on futures contracts* (b)	14,819,822
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	206,270	Unrealized depreciation on forward foreign currency exchange contracts	7,273,262

Total		$110,134,828		$122,718,019

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Excludes interest payable on swap contracts of $1,879.
(b)	Financial instrument not subject to a master netting agreement.

MIST-18

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the consolidated statement of assets and liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$6,262,911	$(6,262,911)	$—	$—
Barclays Bank plc	7,716,476	(7,016,429)	—	700,047
Royal Bank of Scotland plc	206,270	(206,270)	—	—

	$14,185,657	$(13,485,610)	$—	$700,047

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$30,295,598	$(6,262,911)	$(24,032,687)	$—
Barclays Bank plc	7,016,429	(7,016,429)	—	—
Royal Bank of Scotland plc	7,273,262	(206,270)	(7,066,992)	—

	$44,585,289	$(13,485,610)	$(31,099,679)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(39,184,832)	$(39,184,832)
Futures contracts	(93,303,179)	321,477,361	(56,212,309)	—	171,961,873
Swap contracts	(87,865,415)	(7,396,449)	(1,473,926)	—	(96,735,790)

	$(181,168,594)	$314,080,912	$(57,686,235)	$(39,184,832)	$36,041,251

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$14,779,846	$14,779,846
Futures contracts	(59,348,535)	77,954,749	(27,205,353)	—	(8,599,139)
Swap contracts	(21,469,468)	5,735,377	700,047	—	(15,034,044)

	$(80,818,003)	$83,690,126	$(26,505,306)	$14,779,846	$(8,853,337)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward Foreign currency transactions	$2,189,817,878
Futures contracts long	3,660,901,486
Futures contracts short	(25,073)
Swap contracts	50,312,544

‡	Averages are based on activity levels during 2013.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The

MIST-19

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-20

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$2,670,618,548	$2,074,931,109	$2,726,810,556	$2,608,235,687

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with the Subadviser for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$35,287,951	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Over $	3.5 billion

An identical agreement was in place for the period January 1, 2013 through April 28, 2013. Amounts waived, if applicable, for the year ended December 31, 2013 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.10%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

MIST-21

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the year ended December 31, 2013, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$264,208,421	$25,817,343	$80,859,435	$12,340,123	$345,067,856	$38,157,466

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$—	$22,678,111	$(92,730,733)	$—	$(70,052,622)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-22

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AQR Global Balanced Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AQR Global Risk Balanced Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the two years in the period then ended and for the period from April 19, 2011 (commencement of operations) to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AQR Global Risk Balanced Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the two years in the period then ended and for the period from April 19, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-24

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-25

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the AQR Global Risk Balanced Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-26

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds, including those underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the AQR Global Risk Balanced Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Blended Index for the one-year period ended June 30, 2013. The Board also considered that the Portfolio outperformed its median for the since-inception (beginning May 2, 2011) period ended June 30, 2013 but underperformed its Blended Index for the same period. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one year and since-inception periods ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance. The Board further noted that the Portfolio commenced operations on May 2, 2011 and thus has limited performance history.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies, including those underlying variable insurance products, deemed to be comparable to the Portfolios as

MIST-27

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the AQR Global Risk Balanced Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median and that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size but below the average of the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule on two separate occasions and that the Adviser agreed to waive a corresponding portion of its advisory fee, in both instances, in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2013 and January 1, 2014, respectively.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the AQR Global Risk Balanced Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MIST-28

Met Investors Series Trust

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-29

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned 10.31%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

MARKET ENVIRONMENT / CONDITIONS

U.S. investors will remember 2013 as a year dominated by Federal Reserve (the “Fed”) policy. In late 2012 the Fed hinted that it may start to taper its monthly bond-buying program. These initiatives were sidelined in light of the debt ceiling debate and weakening global data that hinted at an economic slowdown, rather than an acceleration that would justify tapering. With a last-minute budget agreement, imminent U.S. default was avoided and despite a less-than-favorable economic environment, global developed equities, led by the U.S., rallied strongly in the first quarter of 2013 and throughout much of the year. U.S. large-cap stocks, as measured by the S&P 500 Index, returned more than 32% for 2013, while small-caps, as measured by the S&P 600 Small Cap Index, returned more than 41%. These returns were largely supported by easy Fed policy, but improving corporate fundamentals and earnings, along with a housing resurgence and continued job growth, also helped propel U.S. equities higher.

Meanwhile, Europe, Japan and the broader Europe, Australasia, Far East (“EAFE”) universe were also benefiting from easy central bank policy. Europe, recovering from the worst economic slowdown in decades driven by debt, banking, and competitiveness crises in the peripheral countries, experienced its own bumps and bruises during the year. While not out of the woods, outside of a mid-year threat from Cyprus, Europe ultimately ended the year on sounder footing.

Reforms in Japan aimed at revitalizing the country’s faltering and deflationary domestic economy found traction in 2013. Bank of Japan President Kuroda and Prime Minister Abe’s three-pronged approach of monetary, fiscal and structural reform took hold, which sent the domestic equity markets up more than 50% in local terms, weakened the yen and forced investors out of bonds and into risk assets. The broader MSCI EAFE Index ended the year with a very respectable return of more than 22%.

Emerging market equities, on the other hand, viewed by economists as a potential bright spot in 2013 driven by improving economic data and investor sentiment, sold off on inflation concerns, fiscal imbalances, and fear of the effect of tighter global monetary policy. The broad MSCI Emerging Markets Index ultimately returned -2.6% for the year.

The impact of Fed policy and uncertainty were not confined to the equity markets, as fixed income markets around the globe kept investors on the edge throughout the year. In the U.S., the push and pull around tapering expectations was the key driver of fixed income returns. Lackluster economic data, along with slow job growth and benign inflation, kept tapering expectations off the table for much of the year and drove 10-year U.S. Treasury rates as low as 1.66% in May. Rate volatility increased in early September when the Fed began to speculate that data had improved enough to begin tapering before the end of the year.

Extended forward guidance and a commitment to keep the Fed Funds rate at record lows into 2015 helped rates remain relatively orderly despite the taper announcement, with the 10-year U.S. Treasury ending the year at 3.04%. Credit markets, including high yield and loans, outperformed core assets as the search for yield drove credit spreads to new tights during the year. Corporations took advantage of the demand, which lead to record high yield and loan issuance in 2013. Like their equity counterparts, emerging market bonds underperformed during the year.

Despite the persistent uncertainty throughout 2013, in looking back, markets remained relatively orderly—with the exception of some pockets of stress—and volatility remained subdued. Realized volatilities on nearly all major asset classes were below long-term trends, while sharpe ratios (or risk-adjusted returns) for many equity sectors were the highest they’ve been in decades. In other words, despite headwinds, investors seemed to follow the age-old adage “Don’t fight the Fed.” Loose monetary policy and the low-but-increasing rate environment outweighed potential headwinds, forcing investors into risk assets and out of core fixed income.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s assets are allocated across a broad range of asset classes in a tactical sleeve and the volatility of the Portfolio is generally managed by transferring assets out of the tactical sleeve into cash during periods of high volatility, and back into the tactical sleeve during periods of low volatility. The Portfolio began the year cautiously positioned due to concerns over weakening economic data and anticipation of near-term volatility driven by a pattern of seasonality in recent years marked by summer slowdowns. As such, the Portfolio’s broad asset allocation was underweight equities and fixed income in favor of cash, which weighed on performance as equity markets rallied driven by monetary easing by the Fed. As economic data improved, we increased the Portfolio’s equity allocation, was increased ultimately moving to an overweight in May. Within equities, The Portfolio favored domestic equities, tilting towards large-caps and sector overweights in Health Care, Financials, and Information Technology for much of the year. Volatility management did not impact the portfolio in 2013.

As the economic outlook for the U.S. improved and global central banks pledged ongoing monetary support, equity markets outside of the U.S. also delivered strong returns. The Portfolio initiated an overweight to Japanese equities and an underweight to the yen in April, after reforms to ignite the stagnant economy began to take hold. Ultimately, the Portfolio maintained the Japanese overweight for the remainder of the year before taking profits and reducing the position in December.

MIST-1

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

Improving economic data and depressed equity valuations relative to the U.S. led the Portfolio to initiate an overweight to European equity exposure in August, which contributed to the Portfolio’s returns. This position was funded by reducing the overweight to U.S. equities, as we believed the European recovery presented both a better risk/reward profile and higher absolute upside relative to the U.S. Within Europe, the Portfolio held an overweight to Germany throughout the year, driven by the country’s stability and security against ongoing European volatility.

The Portfolio avoided broad emerging markets equities, which came under pressure from policy miscues, inflation concerns, and fears of pending tighter monetary policy in the developed world. We held a positive view of Mexico early in the year, but it ultimately detracted from returns as the negative view of the broad emerging markets outweighed the positive economic reforms taking place in Mexico and we subsequently exited the position.

Within fixed income, the Portfolio favored credit sectors and cash relative to core bonds. The Portfolio held overweights to high yield and investment grade corporate credit, as we found yields in those sectors relatively attractive versus safer fixed income assets. Cash was held as a proxy for our negative view on duration that was driven by expectations of higher interest rates. As such, the Portfolio was underweight duration during the year, which contributed to returns, as the 10-year U.S. Treasury increased from 1.86% in January to 3.04% at the end of the year. The Portfolio remains tilted in favor of investment grade corporates, although we closed the high yield overweight at the end of October due to less attractive spreads and upside potential. We remain cautious of higher interest rates over the long-term, although have tactically added to core bonds, adding duration, as the back-up in rates introduced an opportunity to capture profits on our short position and capitalize upon more attractive valuations.

The Portfolio held derivatives during the period as part of its investment strategy. Overall, derivatives had a positive effect on performance. As a reminder, the Portfolio employs derivatives to hedge and/or take outright views through interest rate swaps and index futures. In addition, the Portfolio systematically employs an interest rate swap overlay to help protect against market volatility and act as an additional source of diversification. The swap overlay detracted from returns as rates increased over the year. During the period, the Portfolio held positions in U.S., Italian, German, Eurozone, and Japanese equity index futures. The Portfolio also held various currency futures to express views on foreign currencies relative to the U.S. dollar and/or to neutralize currency positions relative to the index.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	10.31	5.82
Dow Jones Moderate Index	14.46	7.21

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
iShares Core Total US Bond Market ETF	10.4
Financial Select Sector SPDR Fund	9.0
iShares Core S&P 500 ETF	7.5
iShares Barclays 1-3 Year Credit Bond Fund	6.2
iShares iBoxx $ Investment Grade Corporate Bond Fund	5.6
Vanguard Total Bond Market ETF	5.4
iShares MSCI EAFE Index Fund	4.6
Technology Select Sector SPDR Fund ETF	4.5
Health Care Select Sector SPDR Fund	3.2
iShares Russell 2000 Index Fund	2.5

MIST-3

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B(a)(b)	Actual	0.91%	$1,000.00	$1,089.70	$4.79
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

(b) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Investment Company Securities—69.4% of Net Assets

Security Description	Shares	Value
Consumer Discretionary Select Sector SPDR Fund (a)	1,331,516	$88,985,214
Energy Select Sector SPDR Fund (a)	1,268,091	112,238,734
Financial Select Sector SPDR Fund (a)	32,132,890	702,424,975
Health Care Select Sector SPDR Fund (a)	4,529,310	251,104,946
Industrial Select Sector SPDR Fund (a)	1,729,908	90,404,992
iShares Barclays 1-3 Year Credit Bond Fund (a) (b)	4,618,949	487,114,362
iShares Barclays Intermediate Credit Bond Fund (a) (b)	1,173,627	126,610,881
iShares Core S&P 500 ETF (b)	3,153,483	585,444,119
iShares Core Total US Bond Market ETF (a) (b)	7,646,966	813,866,591
iShares iBoxx $ Investment Grade Corporate Bond Fund (a) (b)	3,858,200	440,645,022
iShares MSCI EAFE Index Fund (b)	5,418,553	363,368,164
iShares Russell 2000 Index Fund (a) (b)	1,670,173	192,587,649
Powershares QQQ Trust - Series 1 (a)	1,945,251	171,104,278
SPDR S&P 500 ETF Trust	588,225	108,627,511
Technology Select Sector SPDR Fund ETF (a)	9,922,609	354,634,046
Vanguard Short-Term Corporate Bond ETF (a)	1,458,405	116,351,551
Vanguard Total Bond Market ETF	5,264,314	421,092,477

Total Investment Company Securities (Cost $4,905,164,219)		5,426,605,512

Short-Term Investments—43.9%

Mutual Fund—15.7%
State Street Navigator Securities Lending MET Portfolio (c)	1,225,508,077	1,225,508,077

Security Description	Principal Amount*	Value

Repurchase Agreement—28.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $2,207,687,000 on 01/02/14, collateralized by $2,346,475,000 U.S. Government Agency obligations with rates ranging from of 0.375% - 5.250%, maturity dates ranging from 02/15/16 - 12/14/22, with a value of $2,251,855,431.	2,207,687,000	$2,207,687,000

Total Short-Term Investments (Cost $3,433,195,077)		3,433,195,077

Total Investments—113.3% (Cost $8,338,359,296) (d)		8,859,800,589
Other assets and liabilities (net)—(13.3)%		(1,042,037,607)

Net Assets—100.0%		$7,817,762,982

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $1,204,524,595 and the collateral received consisted of cash in the amount of $1,225,508,077 and non-cash collateral with a value of $3,459,807. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $8,343,123,304. The aggregate unrealized appreciation and depreciation of investments were $716,486,770 and $(199,809,485), respectively, resulting in net unrealized appreciation of $516,677,285 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
British Pound Currency Futures	03/17/14	3,000	USD	308,199,000	$2,263,500
DAX Index Futures	03/21/14	1,181	EUR	266,413,198	23,647,157
Euro Currency Futures	03/17/14	1,700	USD	292,466,725	528,275
Euro Stoxx 50 Index Futures	03/21/14	11,697	EUR	341,133,401	30,828,541
FTSE 100 Index Futures	03/21/14	3,391	GBP	216,604,669	17,399,987
Japanese Yen Currency Futures	03/17/14	2,000	USD	243,528,500	(5,953,500)
Nikkei 225 Index Futures	03/13/14	2,349	JPY	36,452,775,627	17,210,468
Swiss Franc Currency Futures	03/17/14	900	USD	126,935,325	(294,075)
U.S. Treasury Note 10 Year Futures	03/20/14	2,770	USD	348,200,048	(7,360,205)

Net Unrealized Appreciation					$78,270,148

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Written Options

Swap Agreements

OTC interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Pay	3-Month USD-LIBOR	1.804%	09/21/22	Goldman Sachs International	USD	168,000,000	$(14,232,053)	$—	$(14,232,053)
Pay	3-Month USD-LIBOR	1.846%	10/22/22	Deutsche Bank AG	USD	65,000,000	(5,420,974)	—	(5,420,974)
Pay	3-Month USD-LIBOR	1.673%	12/12/22	Credit Suisse International	USD	66,000,000	(6,650,714)	—	(6,650,714)
Pay	3-Month USD-LIBOR	1.879%	01/04/23	UBS AG	USD	60,000,000	(5,120,934)	—	(5,120,934)
Pay	3-Month USD-LIBOR	1.906%	01/15/23	Goldman Sachs International	USD	45,000,000	(3,773,034)	—	(3,773,034)
Pay	3-Month USD-LIBOR	2.038%	01/30/23	Deutsche Bank AG	USD	50,000,000	(3,681,870)	—	(3,681,870)
Pay	3-Month USD-LIBOR	2.101%	02/15/23	Deutsche Bank AG	USD	36,000,000	(2,498,476)	—	(2,498,476)
Pay	3-Month USD-LIBOR	2.135%	03/12/23	Deutsche Bank AG	USD	40,000,000	(2,718,064)	—	(2,718,064)
Pay	3-Month USD-LIBOR	1.948%	05/08/23	Deutsche Bank AG	USD	38,000,000	(3,309,853)	—	(3,309,853)
Pay	3-Month USD-LIBOR	2.065%	05/15/23	Goldman Sachs International	USD	30,000,000	(2,326,107)	—	(2,326,107)
Pay	3-Month USD-LIBOR	2.096%	05/22/23	Deutsche Bank AG	USD	30,000,000	(2,259,120)	—	(2,259,120)

Totals							$(51,991,199)	$—	$(51,991,199)

Centrally cleared Interest Rate Swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3-Month USD-LIBOR	2.293%	05/30/23	USD	40,000,000	$(2,353,628)
Pay	3-Month USD-LIBOR	2.355%	06/17/23	USD	130,000,000	(7,105,852)
Pay	3-Month USD-LIBOR	2.360%	06/17/23	USD	260,000,000	(14,099,774)
Pay	3-Month USD-LIBOR	2.395%	06/17/23	USD	785,000,000	(40,204,796)
Pay	3-Month USD-LIBOR	2.305%	06/18/23	USD	400,000,000	(23,582,880)
Pay	3-Month USD-LIBOR	2.693%	07/02/23	USD	70,000,000	(1,835,652)
Pay	3-Month USD-LIBOR	2.878%	08/16/23	USD	65,000,000	(785,960)
Pay	3-Month USD-LIBOR	3.038%	12/30/23	USD	25,000,000	(77,344)
Pay	3-Month USD-LIBOR	3.036%	12/30/23	USD	50,000,000	(161,444)

Total						$(90,207,330)

(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Consolidated Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$5,426,605,512	$—	$—	$5,426,605,512
Short-Term Investments
Mutual Fund	1,225,508,077	—	—	1,225,508,077
Repurchase Agreement	—	2,207,687,000	—	2,207,687,000
Total Short-Term Investments	1,225,508,077	2,207,687,000	—	3,433,195,077
Total Investments	$6,652,113,589	$2,207,687,000	$—	$8,859,800,589

Collateral for securities loaned (Liability)	$—	$(1,225,508,077)	$—	$(1,225,508,077)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$91,877,928	$—	$—	$91,877,928
Futures Contracts (Unrealized Depreciation)	(13,607,780)	—	—	(13,607,780)
Total Futures Contracts	$78,270,148	$—	$—	$78,270,148
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(90,207,330)	$—	$(90,207,330)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(51,991,199)	$—	$(51,991,199)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$3,642,476,801
Affiliated investments at value (c) (d)	3,009,636,788
Repurchase Agreement	2,207,687,000
Cash	746,905
Cash denominated in foreign currencies (e)	217,537
Cash collateral (f)	242,052,000
Receivable for:
Fund shares sold	216,373
Dividends	4,190,828
Interest on OTC swap contracts	3,287,645
Prepaid expenses	20,169

Total Assets	9,110,532,046
Liabilities
OTC swap contracts at value	51,991,199
Collateral for securities loaned	1,225,508,077
Payables for:
Fund shares redeemed	917,801
Variation margin on futures contracts	839,854
Variation margin on swap contracts	7,184,808
Interest on OTC swap contracts	180,466
Accrued expenses:
Management fees	4,211,704
Distribution and service fees	1,642,664
Deferred trustees’ fees	34,491
Other expenses	258,000

Total Liabilities	1,292,769,064

Net Assets	$7,817,762,982

Net assets consist of:
Paid in surplus	$6,921,713,622
Undistributed net investment income	87,982,769
Accumulated net realized gain	350,555,424
Unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	457,511,167

Net Assets	$7,817,762,982

Net Assets
Class B	$7,817,762,982
Capital Shares Outstanding*
Class B	707,281,542
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,308,021,366.
(b)	Includes securities loaned at value of $535,666,133.
(c)	Identified cost of affiliated investments was $2,822,650,930.
(d)	Includes securities loaned at value of $668,858,462.
(e)	Identified cost of cash denominated in foreign currencies was $219,282.
(f)	Includes collateral of $131,652,000 for futures contracts, $47,100,000 for OTC swap contracts, and $63,300,000 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Underlying ETFs	$44,267,332
Dividends from affiliated investments	62,402,127
Interest	42,107
Securities lending income	3,833,735

Total investment income	110,545,301
Expenses
Management fees	48,882,450
Administration fees	182,314
Custodian and accounting fees	522,823
Distribution and service fees—Class B	18,570,173
Audit and tax services	48,071
Legal	37,157
Trustees’ fees and expenses	30,453
Shareholder reporting	155,997
Insurance	40,939
Miscellaneous	31,336

Total expenses	68,501,713
Less management fee waiver	(1,235,614)

Net expenses	67,266,099

Net Investment Income	43,279,202

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	192,864,872
Affiliated investments	94,854,782
Futures contracts	147,422,162
Swap contracts	(2,349,589)
Foreign currency transactions	6
Capital gain distributions from Underlying ETFs	1,274,968
Capital gain distributions from affiliates	54,251

Net realized gain	434,121,452

Net change in unrealized appreciation (depreciation) on:
Investments	238,680,282
Affiliated investments	103,701,238
Futures contracts	82,321,882
Swap contracts	(167,827,390)
Foreign currency transactions	(2,221)

Net change in unrealized appreciation	256,873,791

Net realized and unrealized gain	690,995,243

Net Increase in Net Assets From Operations	$734,274,445

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$43,279,202	$74,343,545
Net realized gain	434,121,452	202,230,166
Net change in unrealized appreciation	256,873,791	183,544,800

Increase in net assets from operations	734,274,445	460,118,511

From Distributions to Shareholders
Net investment income
Class B	(100,334,481)	0
Net realized capital gains
Class B	(162,184,503)	(77,273)

Total distributions	(262,518,984)	(77,273)

Increase in net assets from capital share transactions	587,431,812	2,612,789,365

Total increase in net assets	1,059,187,273	3,072,830,603

Net Assets
Beginning of period	6,758,575,709	3,685,745,106

End of period	$7,817,762,982	$6,758,575,709

Undistributed net investment income
End of period	$87,982,769	$100,135,567

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	69,546,352	$732,102,877	269,306,993	$2,670,050,202
Reinvestments	25,561,732	262,518,984	7,829	77,273
Redemptions	(38,460,912)	(407,190,049)	(5,712,583)	(57,338,110)

Net increase	56,647,172	$587,431,812	263,602,239	$2,612,789,365

Increase derived from capital shares transactions		$587,431,812		$2,612,789,365

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.39	$9.52		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.06	0.14		0.09
Net realized and unrealized gain (loss) on investments	0.99	0.73		(0.44)

Total from investment operations	1.05	0.87		(0.35)

Less Distributions
Distributions from net investment income	(0.15)	0.00		(0.06)
Distributions from net realized capital gains	(0.24)	(0.00	)(c)	(0.07)

Total distributions	(0.39)	0.00		(0.13)

Net Asset Value, End of Period	$11.05	$10.39		$9.52

Total Return (%) (d)	10.31	9.14		(3.41	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (g)	0.92	0.93		0.96	(f)
Net ratio of expenses to average net assets (%) (g) (h)	0.91	0.93		0.92	(f)
Ratio of net investment income to average net assets (%) (i)	0.58	1.37		1.45	(f)
Portfolio turnover rate (%)	51	62		75	(e)
Net assets, end of period (in millions)	$7,817.8	$6,758.6		$3,685.7

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).
(i)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity-linked derivatives and exchange traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio includes the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2013	% of Total Assets at December 31, 2013
BlackRock Global Tactical Strategies Portfolio, Ltd.	5/14/2013	$1,000	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the consolidated financial statements were issued.

MIST-11

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions and short-term dividend reclass from Underlying ETFs. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

MIST-13

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Consolidated Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Consolidated Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Consolidated Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $2,207,687,000, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the

MIST-14

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

MIST-15

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate			OTC swap contracts at market value (a)	$51,991,199
			Unrealized depreciation on centrally cleared swap contracts* (b)	90,207,330
			Unrealized depreciation on futures contracts** (b)	7,360,205
Equity	Unrealized appreciation on futures contracts** (b)	$89,086,153
Foreign Exchange	Unrealized appreciation on futures contracts** (b)	2,791,775	Unrealized depreciation on futures contracts** (b)	6,247,575

Total		$91,877,928		$155,806,309

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Excludes interest receivable on OTC swap contracts of $3,287,645 and interest payable on OTC swap contracts of $180,466.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the consolidated statement of assets and liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount*
Credit Suisse International	$6,650,714	$—	$(6,500,000)	$150,714
Deutsche Bank AG	19,888,357	—	(17,800,000)	2,088,357
Goldman Sachs International	20,331,194	—	(18,600,000)	1,731,194
UBS AG	5,120,934	—	(4,200,000)	920,934

	$51,991,199	$—	$(47,100,000)	$4,891,199

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-16

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$3,173,940	$140,793,437	$3,454,785	$147,422,162
Swap contracts	(2,349,589)	—	—	(2,349,589)

	$824,351	$140,793,437	$3,454,785	$145,072,573

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Futures contracts	$(7,360,205)	$93,137,887	$(3,455,800)	$82,321,882
Swap contracts	(167,827,390)	—	—	(167,827,390)

	$(175,187,595)	$93,137,887	$(3,455,800)	$(85,505,508)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$238,050,323
Futures contracts short	(2,125,000	)(a)
Swap contracts	2,283,166,667

‡	Averages are based on activity levels during 2013.
(a)	Average notional amount reflects activity over three months period.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

MIST-17

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,578,259,240	$0	$2,766,905,733

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$48,882,450	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

MIST-18

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $100 million
0.075%	$100 million to $300 million
0.025%	$300 million to $600 million
0.020%	Over $3 billion

An identical agreement was in place for the period January 1, 2013 through April 28, 2013. Amounts waived, if applicable, for the year ended December 31, 2013 are shown as a management fee waiver in the Consolidated Statement of Operations.

Expense Limitation Agreement - The Adviser entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying ETFs fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.15%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the year ended December 31, 2013, there were no amounts waived or expenses repaid to the Advisor in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

MIST-19

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETF’s for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETF’s net assets. Transactions in the Underlying ETF’s for the year ended December 31, 2013 were as follows:

Underlying ETF/Security	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
iShares Barclays 1-3 Year Credit Bond Fund	3,044,431	1,574,518	—	4,618,949
iShares Barclays Intermediate Credit Bond Fund	836,842	336,785	—	1,173,627
iShares Core S&P 500 ETF	233,945	2,919,538	—	3,153,483
iShares Core Total US Bond Market ETF	3,752,548	3,894,418	—	7,646,966
iShares Dow Jones US Real Estate Fund	967,536	—	(967,536)	—
iShares iBoxx $ High Yield Corporate Bond Fund	2,996,610	1,643,802	(4,640,412)	—
iShares iBoxx $ Investment Grade Corporate Bond Fund	3,933,758	1,313,497	(1,389,055)	3,858,200
iShares MSCI EAFE Index Fund	11,536,997	—	(6,118,444)	5,418,553
iShares MSCI Mexico Capped Investable Market Index Fund	—	2,056,889	(2,056,889)	—
iShares MSCI USA Minimum Volatility Index	1,619,700	336,393	(1,956,093)	—
iShares Russell 2000 Index Fund	1,670,173	—	—	1,670,173
iShares S&P 100 Index Fund	1,326,534	—	(1,326,534)	—

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Underlying ETFs	Capital Gain Distributions from Underlying ETFs	Dividend Income from Underlying ETFs	Ending Value as of December 31, 2013
iShares Barclays 1-3 Year Credit Bond Fund	$—	$—	$5,038,784	$487,114,362
iShares Barclays Intermediate Credit Bond Fund	—	—	3,049,797	126,610,881
iShares Core S&P 500 ETF	—	—	8,380,726	585,444,119
iShares Core Total US Bond Market ETF	—	54,251	11,192,041	813,866,591
iShares Dow Jones US Real Estate Fund	7,675,278	—	565,444	—
iShares iBoxx $ High Yield Corporate Bond Fund	11,680,785	—	8,245,699	—
iShares iBoxx $ Investment Grade Corporate Bond Fund	5,499,804	—	13,770,122	440,645,022
iShares MSCI EAFE Index Fund	52,763,627	—	9,228,961	363,368,164
iShares MSCI Mexico Capped Investable Market Index Fund	(9,115,912)	—	—	—
iShares MSCI USA Minimum Volatility Index	7,952,756	—	197,807	—
iShares Russell 2000 Index Fund	—	—	2,362,074	192,587,649
iShares S&P 100 Index Fund	18,398,444	—	370,672	—

	$94,854,782	$54,251	$62,402,127	$3,009,636,788

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$254,272,314	$—	$8,246,670	$77,273	$262,518,984	$77,273

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$281,077,721	$223,317,283	$391,688,849	$—	$896,083,853

MIST-20

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-21

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Tactical Strategies Fund and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Tactical Strategies Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related consolidated statement of operations for the year then ended, and the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with custodians, brokers and the transfer agent; where the replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Tactical Strategies Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the two years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-22

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-24

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock Global Tactical Strategies Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-25

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds, including those underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the BlackRock Global Tactical Strategies Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Blended Index for the one-year period ended June 30, 2013. The Board further considered that the Portfolio outperformed the median of its Performance Universe for the since-inception (beginning May 2, 2011) period ended June 30, 2013 but underperformed its Blended Index for the same period. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark, for the one-year and since-inception periods ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance and the peer group used for comparative purposes. The Board further noted that the Portfolio commenced operations on May 2, 2011 and thus has a limited performance history.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated

MIST-26

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

investment companies, including those underlying variable insurance products, deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the BlackRock Global Tactical Strategies Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median but above the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule on two separate occasions and that the Adviser agreed to waive a corresponding portion of its advisory fee, in both instances, in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2013 and January 1, 2014, respectively.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the BlackRock Global Tactical Strategies Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MIST-27

Met Investors Series Trust

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-28

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the BlackRock High Yield Portfolio returned 9.52% and 9.33%, respectively. The Portfolio’s benchmark, the Barclays U.S. Corporate High Yield 2% Issuer Capped Index1, returned 7.44%.

MARKET ENVIRONMENT / CONDITIONS

2013 was another strong year for risk assets, and the combination of improving macroeconomic fundamentals and attractive spreads relative to low default rates saw high yield bonds, as measured by the Barclays U.S. Corporate High Yield 2% Issuer Capped Index, 7.44% for the year High yield was one of two fixed income sectors with a positive return in 2013, and results were largely in line with the market’s expectation. Global policy decisions/events were key market stimulants in 2013, but an equally important story was the upward path of interest rates, which helped explain underperformance in higher-quality, more duration-sensitive products like emerging markets debt, investment grade credit, and U.S. Treasuries. On the other hand, high yield was able to withstand much of the year’s sharp interest rate move. Equity markets were another success story for investors in 2013, with the S&P 500 Index soaring by more than 32%—its biggest surge in the last 15 years. For the year, spreads on high yield bonds versus U.S. Treasuries narrowed by about 100 basis points to +459 basis points, representing a final yield-to-worst of 5.8%—just 80 basis points shy of the record post-crisis low of 5.0% witnessed in May 2013.

For 2013, total high yield primary new issuance scored a new record high of $399 billion (source: J.P. Morgan Research). Non-dollar high yield issuance also hit a record-setting level, with $82.4 billion in bonds being priced (source: J.P. Morgan Research). The corporate refinancing theme of the post-crisis era did not taper in 2013, as companies continued to focus on balance sheet strength. In 2014, we believe this dynamic will largely remain intact; however, we believe there will be more diversity in primary market activity (i.e., mergers & acquisitions) as the cycle progresses. The demand for high yield paper that had regained momentum in the prior three months, when $9.5 billion flowed into mutual funds, waned in December as funds experienced $1 billion in outflows. All-in-all, fourth-quarter inflows totaled $4.4 billion, but for the year remained negative at -$4.1 billion—a stark reversal of activity from the $29 billion inflow seen in 2012.

The leveraged finance market witnessed only one default in December, which affected $345 million in loans. In the fourth quarter, four companies defaulted for a total of $851 million, which is the lowest quarterly default figure since the end of 2007. In aggregate, it was another muted default year for the speculative grade market as 29 companies defaulted on $18.9 billion of outstanding debt, which is a six-year low. The trailing 12-month par-weighted default rate decreased to 0.7%, marking the lowest level since the December 2007 0.4% figure. More importantly, it remains well below the 25-year average of 4.0%. A durable corporate fundamental backdrop kept default activity subdued in 2013, and we believe default volumes may remain low (i.e., below 2%) through 2015 as conditions remain fertile for levered issuers. In fact, only $150 billion in debt across high yield bonds and bank loans come due through the end of 2015, which further underscores our positive fundamental outlook.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed relative to its benchmark for the one year period. Outperformance was attributable to security selection in non-rated and single-B credits. Select positions in equities held outside of the benchmark boosted results, as did security selection in the Automotive, Gaming, and Media Cable sectors. On the other hand, the Portfolio’s use of equity futures as a means to tactically hedge the Portfolio against volatility in global markets hindered performance. Underweights to the Banking and Non-Captive Consumer sectors and security selection in Metals & Mining also detracted from performance.

During the period, the Portfolio selectively participated in the high yield primary calendar, seeking new issues illustrating solid risk-reward profiles and stable fundamentals. Our focus remains on issuers that generate consistent cash flows and provide clear earnings visibility. The Portfolio continued to find value within higher-quality, income-oriented credits; however, we also added to lower-rated credits and equity/equity-like securities when those securities represented the best risk-reward profile in an issuer’s capital structure.

At period end, the Portfolio held an underweight relative to the benchmark index in higher-rated names, and a moderate overweight in lower-rated issues. The Portfolio is overweight in the Automotive, Airlines, and Gaming sectors, with underweights in Non-Captive Consumer, Healthcare, and Banking. The Portfolio maintained allocations of approximately 12% to bank loans, 1% to preferred securities, and 1% to convertible bonds. On an asset allocation basis, the Portfolio decreased exposure to bank loans and higher-quality BB-rated securities, and the Portfolio maintained positions that were favorably priced as the most attractive risk-adjusted instruments in the capital structure.

MIST-1

Met Investors Series Trust

BlackRock High Yield Portfolio

Managed By BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio implemented derivatives during the period as part of its investment strategy. Derivatives are used by the portfolio management team as a means to hedge and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. During the period, the Portfolio used equity futures as a means to tactically hedge the Portfolio against volatility in global markets. The use of hedges detracted from performance during the period, however we believe the benefits of managing market risk/volatility outweigh the negative impact.

James Keenan

Mitch Garfin

Derek Schoenhofen

Charlie McCarthy

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
BlackRock High Yield Portfolio
Class A	9.52	17.56	8.07	—
Class B	9.33	17.23	—	9.52
Barclays U.S. Corporate High Yield 2% Issuer Capped Index	7.44	18.96	8.61	—

1 The Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2 Inception of Class A shares is 8/30/1996. Inception of Class B shares is 4/28/2008.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
Corporate Bonds & Notes	77.3
Floating Rate Loans	11.9
Common Stocks	7.0
Preferred Stocks	1.5
Convertible Preferred Stocks	1.0
Convertible Bonds	0.9
Asset-Backed Securities	0.5

MIST-3

Met Investors Series Trust

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.72%	$1,000.00	$1,077.80	$3.77
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class B	Actual	0.97%	$1,000.00	$1,074.70	$5.07
	Hypothetical*	0.97%	$1,000.00	$1,020.32	$4.94

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—81.0% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.3%
Catalina Marketing Corp. 11.625%, 10/01/17 (144A)	1,315,023	$1,367,624
Checkout Holding Corp. Zero Coupon, 11/15/15 (144A)	1,159,000	956,175
MDC Partners, Inc. 6.750%, 04/01/20 (144A)	525,000	549,281

		2,873,080

Aerospace/Defense—0.3%
Meccanica Holdings USA, Inc. 6.250%, 07/15/19 (144A)	278,000	288,278
National Air Cargo Group, Inc. 12.375%, 09/02/15 (a) (b)	2,066,353	2,066,353

		2,354,631

Airlines—1.5%
American Airlines Pass-Through Trust 6.000%, 01/15/17 (144A)	3,295,000	3,385,612
Continental Airlines Pass-Through Certificates 6.125%, 04/29/18	900,000	940,500
U.S. Airways Pass-Through Trust 6.750%, 12/03/22	657,423	698,512
10.875%, 10/22/14	450,882	471,172
United Continental Holdings, Inc. 6.000%, 12/01/20 (c)	1,195,000	1,192,013
8.000%, 07/15/24 (c)	3,020,000	3,029,060
Virgin Australia Trust 7.125%, 10/23/18 (144A)	2,180,000	2,156,987
8.500%, 10/23/16 (144A)	1,000,000	999,122

		12,872,978

Apparel—0.2%
Levi Strauss & Co. 6.875%, 05/01/22	388,000	426,800
7.750%, 05/15/18 (EUR)	278,000	405,391
Quiksilver, Inc./QS Wholesale, Inc. 7.875%, 08/01/18 (144A)	257,000	278,845
William Carter Co. (The) 5.250%, 08/15/21 (144A)	565,000	573,475

		1,684,511

Auto Manufacturers—0.8%
General Motors Co. 4.875%, 10/02/23 (144A) (c)	130,000	131,625
6.250%, 10/02/43 (144A) (d)	3,905,000	4,056,319
Jaguar Land Rover Automotive plc 8.250%, 03/15/20 (GBP)	1,362,000	2,554,245

		6,742,189

Auto Parts & Equipment—0.5%
Delphi Corp. 5.000%, 02/15/23	390,000	401,213
6.125%, 05/15/21	225,000	249,469

Auto Parts & Equipment—(Continued)
GKN Holdings plc 5.375%, 09/19/22 (GBP)	220,000	378,362
IDQ Holdings, Inc. 11.500%, 04/01/17 (144A)	500,000	520,000
Lear Corp. 5.750%, 08/01/14 (h)	1,395,000	12,206
8.500%, 12/01/13 (h)	1,530,000	13,388
Pittsburgh Glass Works LLC 8.000%, 11/15/18 (144A)	725,000	763,062
Schaeffler Holding Finance BV 6.875%, 08/15/18 (EUR) (e)	930,000	1,368,958
Titan International, Inc. 6.875%, 10/01/20 (144A) (c)	890,000	927,825

		4,634,483

Banks—1.5%
Ally Financial, Inc. 7.500%, 09/15/20	403,000	469,495
8.000%, 03/15/20	654,000	783,982
8.000%, 11/01/31 (c) (d) (f)	7,153,000	8,544,257
ATF Bank JSC 9.250%, 02/21/14 (144A)	100,000	99,750
CIT Group, Inc. 5.250%, 03/15/18	610,000	654,225
5.500%, 02/15/19 (144A)	561,000	601,673
6.000%, 04/01/36	1,550,000	1,473,678
6.625%, 04/01/18 (144A)	145,000	162,944

		12,790,004

Building Materials—1.4%
Ainsworth Lumber Co., Ltd. 7.500%, 12/15/17 (144A)	1,515,000	1,628,625
Builders FirstSource, Inc. 7.625%, 06/01/21 (144A) (c)	1,131,000	1,181,895
Building Materials Corp. of America 6.750%, 05/01/21 (144A)	850,000	920,125
7.000%, 02/15/20 (144A)	560,000	602,000
Buzzi Unicem S.p.A. 6.250%, 09/28/18 (EUR)	438,000	677,152
Cemex S.A.B. de C.V. 5.875%, 03/25/19 (144A) (c)	505,000	506,263
CPG Merger Sub LLC 8.000%, 10/01/21 (144A)	2,065,000	2,147,600
HeidelbergCement Finance Luxembourg S.A. 7.500%, 04/03/20 (EUR)	179,000	300,265
Interline Brands, Inc. 7.500%, 11/15/18	840,000	890,400
Spie BondCo 3 SCA 11.000%, 08/15/19 (EUR)	402,000	629,925
Texas Industries, Inc. 9.250%, 08/15/20 (c)	770,000	857,587
USG Corp. 9.750%, 01/15/18 (c)	1,384,000	1,636,580

		11,978,417

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—2.2%
Axiall Corp. 4.875%, 05/15/23 (144A)	310,000	$292,950
Celanese US Holdings LLC 4.625%, 11/15/22	330,000	315,975
Chemtura Corp. 5.750%, 07/15/21	522,000	529,177
Huntsman International LLC 4.875%, 11/15/20 (c)	911,000	897,335
5.125%, 04/15/21 (EUR)	362,000	499,871
8.625%, 03/15/20 (c)	255,000	282,094
8.625%, 03/15/21 (c)	305,000	344,650
Ineos Finance plc 7.500%, 05/01/20 (144A) (c)	1,406,000	1,541,327
INEOS Group Holdings S.A. 6.125%, 08/15/18 (144A) (c)	1,160,000	1,165,800
6.500%, 08/15/18 (EUR)	883,000	1,245,111
Momentive Performance Materials, Inc. 8.875%, 10/15/20 (c)	2,640,000	2,778,600
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375%, 03/01/18	315,000	312,638
Nufarm Australia, Ltd. 6.375%, 10/15/19 (144A)	705,000	729,675
Orion Engineered Carbons Bondco GmbH 10.000%, 06/15/18 (EUR)	937,800	1,425,595
Perstorp Holding AB 8.750%, 05/15/17 (144A) (c)	585,000	628,875
PetroLogistics L.P./PetroLogistics Finance Corp. 6.250%, 04/01/20 (144A)	561,000	562,402
PolyOne Corp. 5.250%, 03/15/23	747,000	728,325
Rain CII Carbon LLC/CII Carbon Corp. 8.250%, 01/15/21 (144A)	741,000	755,820
8.500%, 01/15/21 (EUR)	100,000	139,633
Rockwood Specialties Group, Inc. 4.625%, 10/15/20	1,881,000	1,920,971
US Coatings Acquisition, Inc./Axalta Coating Systems Dutch Holding B B.V. 5.750%, 02/01/21 (EUR)	260,000	373,778
7.375%, 05/01/21 (144A) (c)	1,260,000	1,343,475

		18,814,077

Coal—0.8%
Alpha Natural Resources, Inc. 6.250%, 06/01/21 (c)	267,000	228,285
CONSOL Energy, Inc. 8.000%, 04/01/17	1,598,000	1,683,893
8.250%, 04/01/20	1,074,000	1,162,605
Peabody Energy Corp. 6.000%, 11/15/18	1,550,000	1,650,750
6.250%, 11/15/21 (c)	671,000	677,710
7.875%, 11/01/26	967,000	981,505

		6,384,748

Commercial Services—5.8%
AA Bond Co., Ltd. 9.500%, 07/31/43 (GBP)	510,000	926,877
APX Group, Inc. 6.375%, 12/01/19	1,631,000	1,655,465
8.750%, 12/01/20	1,934,000	1,972,680
8.750%, 12/01/20 (144A)	530,000	539,275
Ashtead Capital, Inc. 6.500%, 07/15/22 (144A)	2,888,000	3,079,330
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 2.996%, 12/01/17 (144A) (f)	306,000	307,913
Brand Energy & Infrastructure Services, Inc. 8.500%, 12/01/21 (144A)	1,566,000	1,591,447
Catalent Pharma Solutions, Inc. 7.875%, 10/15/18	538,000	547,415
Ceridian Corp. 8.875%, 07/15/19 (144A) (d)	6,154,000	7,077,100
11.250%, 11/15/15	373,000	375,797
Ceridian HCM Holding, Inc. 11.000%, 03/15/21 (144A) (c) (d)	3,507,000	4,041,817
EC Finance plc 9.750%, 08/01/17 (EUR)	785,000	1,176,815
Garda World Security Corp. 7.250%, 11/15/21 (144A)	349,000	351,618
H&E Equipment Services, Inc. 7.000%, 09/01/22	1,022,000	1,113,980
Hertz Corp. (The) 4.250%, 04/01/18 (144A)	566,000	580,150
5.875%, 10/15/20	210,000	217,613
6.250%, 10/15/22 (c)	825,000	851,812
6.750%, 04/15/19	885,000	953,587
Igloo Holdings Corp. 8.250%, 12/15/17 (144A) (e)	944,000	961,700
Interactive Data Corp. 10.250%, 08/01/18 (d)	4,020,000	4,422,000
IVS F. S.p.A 7.125%, 04/01/20 (EUR)	710,000	1,006,049
Jaguar Holding Co. II/Jaguar Merger Subordinated, Inc. 9.500%, 12/01/19 (144A)	1,595,000	1,794,375
La Financiere Atalian S.A. 7.250%, 01/15/20 (EUR)	525,000	765,057
Laureate Education, Inc. 9.250%, 09/01/19 (144A)	2,816,000	3,062,400
Live Nation Entertainment, Inc. 7.000%, 09/01/20 (144A)	383,000	415,555
Safway Group Holding LLC/Safway Finance Corp. 7.000%, 05/15/18 (144A)	666,000	702,630
TMF Group Holding B.V. 9.875%, 12/01/19 (EUR)	420,000	625,046
TransUnion LLC/TransUnion Financing Corp. 11.375%, 06/15/18	182,000	198,380
Truven Health Analytics, Inc. 10.625%, 06/01/20	405,000	458,156

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
United Rentals North America, Inc. 5.750%, 07/15/18	783,000	$836,831
6.125%, 06/15/23	2,977,000	3,021,655
7.375%, 05/15/20	660,000	731,775
7.625%, 04/15/22	592,000	657,860
8.250%, 02/01/21	1,170,000	1,319,175
Verisure Holding AB 8.750%, 09/01/18 (EUR)	117,000	176,013
8.750%, 12/01/18 (EUR)	288,000	428,888

		48,944,236

Computers—0.3%
SunGard Data Systems, Inc. 6.625%, 11/01/19 (c)	1,115,000	1,170,750
7.375%, 11/15/18	1,420,000	1,503,425

		2,674,175

Distribution/Wholesale—1.7%
American Builders & Contractors Supply Co., Inc. 5.625%, 04/15/21 (144A)	1,060,000	1,065,300
HD Supply, Inc. 7.500%, 07/15/20 (c)	2,541,000	2,737,928
8.125%, 04/15/19 (d)	4,414,000	4,916,092
11.000%, 04/15/20 (c) (d)	4,358,000	5,164,230
VWR Funding, Inc. 7.250%, 09/15/17	170,000	182,325

		14,065,875

Diversified Financial Services—2.2%
Air Lease Corp. 4.500%, 01/15/16 (d)	1,369,000	1,449,429
Aircastle, Ltd. 6.250%, 12/01/19 (c)	655,000	701,669
6.750%, 04/15/17 (c)	1,030,000	1,148,450
Cantor Commercial Real Estate Co. L.P./CCRE Finance Corp.
7.750%, 02/15/18 (144A) (c)	769,000	813,218
Co-operative Group Holdings 6.875%, 07/08/20 (GBP) (g)	640,000	1,086,335
7.500%, 07/08/26 (GBP) (g)	150,000	253,981
Credit Acceptance Corp. 9.125%, 02/01/17	896,000	940,800
Doric Nimrod Air Finance Alpha, Ltd. Pass-Through Trust 5.125%, 11/30/24 (144A)	1,689,474	1,714,816
General Motors Financial Co., Inc. 4.250%, 05/15/23 (144A)	930,000	884,662
6.750%, 06/01/18	960,000	1,094,400
Icahn Enterprises L.P./Icahn Enterprises Finance Corp. 7.750%, 01/15/16	150,000	153,000
8.000%, 01/15/18	2,495,000	2,594,800
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.375%, 04/01/20 (144A)	505,000	525,200

Diversified Financial Services—(Continued)
Jefferies LoanCore LLC/JLC Finance Corp. 6.875%, 06/01/20 (144A)	1,428,000	1,413,720
KCG Holdings, Inc. 8.250%, 06/15/18 (144A)	464,000	488,360
Lehman Brothers Holdings, Inc. Zero Coupon, 02/05/14 (EUR) (h) (i)	4,500,000	1,322,941
4.750%, 01/16/14 (EUR) (h) (i)	2,140,000	640,319
5.375%, 10/17/12 (EUR) (h) (i)	350,000	104,725
8.800%, 09/22/18 (h) (i)	489,000	103,913
8.800%, 12/31/49 (h) (i)	1,740,000	369,750
Springleaf Finance Corp. 6.900%, 12/15/17	295,000	322,435
7.750%, 10/01/21	96,000	103,680
8.250%, 10/01/23	175,000	189,438

		18,420,041

Electric—3.6%
Calpine Corp. 5.875%, 01/15/24 (144A)	1,110,000	1,085,025
6.000%, 01/15/22 (144A)	369,000	378,225
7.500%, 02/15/21 (144A)	175,000	190,969
DPL, Inc. 6.500%, 10/15/16 (c)	605,000	654,912
7.250%, 10/15/21	1,000,000	1,012,500
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 6.875%, 08/15/17 (144A)	1,288,000	1,333,080
10.000%, 12/01/20	6,325,000	6,720,312
10.000%, 12/01/20 (144A)	2,796,000	2,963,760
11.250%, 12/01/18 (144A) (e)	4,841,278	3,364,688
12.250%, 03/01/22 (144A)	4,751,000	5,582,425
FPL Energy National Wind Portfolio LLC 6.125%, 03/25/19 (144A)	36,030	34,052
GenOn REMA LLC 9.237%, 07/02/17	381,585	393,033
9.681%, 07/02/26	538,000	554,140
Homer City Generation L.P. 8.137%, 10/01/19 (e)	420,000	443,100
Homer City Generation LP 8.734%, 10/01/26 (e)	975,000	1,023,750
Mirant Mid Atlantic Pass-Through Trust 9.125%, 06/30/17	717,165	772,746
NRG Energy, Inc. 7.625%, 01/15/18	710,000	809,400
7.625%, 05/15/19	1,000,000	1,057,500
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 10.500%, 11/01/16	37,917,000	2,275,020

		30,648,637

Electrical Components & Equipment—0.2%
Belden, Inc. 5.500%, 04/15/23 (EUR)	400,000	535,147
General Cable Corp. 6.500%, 10/01/22 (144A)	850,000	833,000

		1,368,147

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.3%
Rexel S.A. 5.125%, 06/15/20 (EUR)	657,000	$949,568
Techem GmbH 6.125%, 10/01/19 (144A) (EUR)	107,000	160,374
Trionista Holdco GmbH 5.000%, 04/30/20 (EUR)	1,066,000	1,506,824
Trionista TopCo GmbH 6.875%, 04/30/21 (EUR)	211,000	306,238

		2,923,004

Engineering & Construction—0.2%
Aguila 3 S.A. 7.875%, 01/31/18 (144A)	1,456,000	1,543,360
Weekley Homes LLC/Weekley Finance Corp. 6.000%, 02/01/23 (144A)	505,000	487,325

		2,030,685

Entertainment—2.0%
Diamond Resorts Corp. 12.000%, 08/15/18	2,950,000	3,259,750
DreamWorks Animation SKG, Inc. 6.875%, 08/15/20 (144A)	433,000	457,898
Gala Group Finance plc 8.875%, 09/01/18 (GBP)	1,573,000	2,805,432
Gamenet S.p.A. 7.250%, 08/01/18 (EUR)	115,000	161,370
Intralot Finance Luxembourg S.A. 9.750%, 08/15/18 (EUR)	1,200,000	1,805,605
Isle of Capri Casinos, Inc. 5.875%, 03/15/21	430,000	422,475
7.750%, 03/15/19 (c)	70,000	75,775
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.000%, 08/01/18 (144A)	1,209,000	1,248,292
PNK Finance Corp. 6.375%, 08/01/21 (144A)	1,097,000	1,121,682
PortAventura Entertainment Barcelona B.V. 7.250%, 12/01/20 (EUR)	175,000	245,562
Regal Entertainment Group 5.750%, 02/01/25	271,000	255,418
Scientific Games Corp. 8.125%, 09/15/18	275,000	294,938
Scientific Games International, Inc. 9.250%, 06/15/19 (c)	55,000	58,988
Six Flags Entertainment Corp. 5.250%, 01/15/21 (144A) (c)	955,000	933,512
Vougeot Bidco plc 7.875%, 07/15/20 (GBP)	382,000	678,687
Waterford Gaming LLC/Waterford Gaming Finance Corp. 8.625%, 09/15/14 (144A)	438,096	78,857
WMG Acquisition Corp. 11.500%, 10/01/18 (c)	2,869,000	3,299,350

		17,203,591

Environmental Control—0.3%
ADS Waste Holdings, Inc. 8.250%, 10/01/20	538,000	583,730
Bilbao Luxembourg S.A. 10.500%, 12/01/18 (EUR) (e)	255,000	343,787
Covanta Holding Corp. 6.375%, 10/01/22 (c)	384,000	394,260
Darling International, Inc. 8.500%, 12/15/18	190,000	209,475
Tervita Corp. 8.000%, 11/15/18 (144A)	265,000	273,613
10.875%, 02/15/18 (144A)	465,000	473,137

		2,278,002

Food—1.2%
ARAMARK Corp. 5.750%, 03/15/20 (144A)	1,581,000	1,652,145
Bakkavor Finance 2 plc 8.250%, 02/15/18 (GBP)	1,056,000	1,866,719
8.750%, 06/15/20 (GBP)	500,000	902,493
Findus Bondco S.A. 9.125%, 07/01/18 (EUR)	467,000	706,697
9.500%, 07/01/18 (GBP)	264,000	479,795
JBS Investments GmbH 7.750%, 10/28/20 (144A) (c)	955,000	964,550
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 4.875%, 05/01/21 (144A)	1,109,000	1,048,005
R&R Pik plc 9.250%, 05/15/18 (EUR) (e)	526,000	745,326
Smithfield Foods, Inc. 6.625%, 08/15/22	331,000	350,860
Sun Merger Sub, Inc. 5.250%, 08/01/18 (144A)	683,000	715,443
5.875%, 08/01/21 (144A)	352,000	360,800
Univeg Holding BV 7.875%, 11/15/20 (EUR)	355,000	487,152

		10,279,985

Food Service—0.1%
Brakes Capital 7.125%, 12/15/18 (GBP)	415,000	685,501

Forest Products & Paper—0.4%
Cascades, Inc. 7.750%, 12/15/17	700,000	729,750
Clearwater Paper Corp. 4.500%, 02/01/23 (c)	789,000	710,100
7.125%, 11/01/18	625,000	667,187
Sappi Papier Holding GmbH 6.625%, 04/15/21 (144A)	240,000	236,400
8.375%, 06/15/19 (144A)	425,000	466,438
Unifrax I LLC/Unifrax Holding Co. 7.500%, 02/15/19 (144A)	855,000	884,925

		3,694,800

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—0.6%
Sabine Pass LNG L.P. 6.500%, 11/01/20	720,000	$747,000
7.500%, 11/30/16 (d)	3,751,000	4,238,630

		4,985,630

Healthcare - Products—1.4%
Alere, Inc. 6.500%, 06/15/20	269,000	275,053
8.625%, 10/01/18	816,000	881,280
Biomet, Inc. 6.500%, 08/01/20 (d)	2,513,000	2,638,650
6.500%, 10/01/20	463,000	476,890
ConvaTec Healthcare E S.A. 7.375%, 12/15/17 (144A) (EUR)	594,000	862,191
DJO Finance LLC/DJO Finance Corp. 8.750%, 03/15/18 (c)	354,000	388,515
Fresenius U.S. Finance II, Inc. 9.000%, 07/15/15 (144A)	870,000	961,350
Hologic, Inc. 6.250%, 08/01/20	953,000	1,005,415
IDH Finance plc 6.000%, 12/01/18 (GBP)	397,000	663,986
6.000%, 12/01/18 (144A) (GBP)	100,000	167,251
Kinetic Concepts, Inc./KCI USA, Inc. 12.500%, 11/01/19 (c)	551,000	619,875
Ontex IV S.A. 9.000%, 04/15/19 (EUR)	1,348,000	2,012,070
Teleflex, Inc. 6.875%, 06/01/19	805,000	845,250

		11,797,776

Healthcare - Services—2.6%
Community Health Systems, Inc. 5.125%, 08/15/18	1,065,000	1,099,613
DaVita HealthCare Partners, Inc. 5.750%, 08/15/22	629,000	636,863
Fresenius Medical Care U.S. Finance, Inc. 6.875%, 07/15/17	90,000	102,150
HCA, Inc. 5.875%, 03/15/22 (d)	2,683,000	2,770,197
5.875%, 05/01/23	672,000	663,600
6.500%, 02/15/20	1,232,000	1,353,660
LifePoint Hospitals, Inc. 5.500%, 12/01/21 (144A)	611,000	613,291
Priory Group No. 3 plc 7.000%, 02/15/18 (144A) (GBP)	1,010,000	1,760,316
7.000%, 02/15/18 (GBP)	448,000	780,814
Symbion, Inc. 8.000%, 06/15/16	950,000	1,007,000
Tenet Healthcare Corp. 4.375%, 10/01/21 (c)	1,368,000	1,285,920
4.500%, 04/01/21 (c)	1,090,000	1,032,775
6.000%, 10/01/20 (144A)	804,000	839,175
6.250%, 11/01/18	1,884,000	2,086,530
8.000%, 08/01/20 (c)	1,165,000	1,265,481

Healthcare - Services—(Continued)
Tenet Healthcare Corp. 8.125%, 04/01/22	3,272,000	3,525,580
Voyage Care Bondco plc 6.500%, 08/01/18 (GBP)	704,000	1,200,179

		22,023,144

Holding Companies - Diversified—0.3%
DH Services Luxembourg S.a.r.l. 7.750%, 12/15/20 (144A)	291,000	309,188
GCS Holdco Finance I S.A. 6.500%, 11/15/18 (EUR)	245,000	346,736
Odeon & UCI Finco plc 9.000%, 08/01/18 (144A) (GBP)	436,000	729,214
WaveDivision Escrow LLC/WaveDivision Escrow Corp. 8.125%, 09/01/20 (144A)	1,323,000	1,402,380

		2,787,518

Home Builders—2.8%
Allegion U.S. Holdings Co., Inc. 5.750%, 10/01/21 (144A)	257,000	267,280
Ashton Woods USA LLC/Ashton Woods Finance Co. 6.875%, 02/15/21 (144A) (d)	744,000	734,700
Beazer Homes USA, Inc. 6.625%, 04/15/18 (c)	1,003,000	1,075,717
7.500%, 09/15/21 (144A)	1,581,000	1,636,335
Brookfield Residential Properties, Inc. 6.500%, 12/15/20 (144A)	937,000	972,137
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. 6.125%, 07/01/22 (144A) (c)	793,000	796,965
DR Horton, Inc. 4.375%, 09/15/22	149,000	138,943
K Hovnanian Enterprises, Inc. 7.250%, 10/15/20 (144A)	3,201,000	3,437,074
9.125%, 11/15/20 (144A)	255,000	279,863
KB Home 7.000%, 12/15/21	758,000	790,215
7.500%, 09/15/22	740,000	778,850
Lennar Corp. 4.750%, 11/15/22	910,000	844,025
PulteGroup, Inc. 6.375%, 05/15/33	750,000	678,750
Ryland Group, Inc. (The) 6.625%, 05/01/20	480,000	507,600
Shea Homes LP/Shea Homes Funding Corp. 8.625%, 05/15/19 (d)	2,827,000	3,130,902
Standard Pacific Corp. 8.375%, 01/15/21 (c)	4,403,000	5,129,495
Taylor Morrison Communities, Inc./Monarch Communities, Inc. 5.250%, 04/15/21 (144A)	870,000	846,075
William Lyon Homes, Inc. 8.500%, 11/15/20	940,000	1,017,550

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Woodside Homes Co. LLC/Woodside Homes Finance, Inc. 6.750%, 12/15/21 (144A)	660,000	$661,650

		23,724,126

Home Furnishings—0.2%
Brighthouse Group plc 7.875%, 05/15/18 (GBP)	184,000	316,547
DFS Furniture Holdings plc 7.625%, 08/15/18 (GBP)	160,000	282,985
Magnolia BC S.A. 9.000%, 08/01/20 (EUR)	749,000	1,082,537

		1,682,069

Household Products/Wares—1.0%
ACCO Brands Corp. 6.750%, 04/30/20 (c)	127,000	125,413
Armored Autogroup, Inc. 9.250%, 11/01/18	700,000	673,750
Jarden Corp. 7.500%, 05/01/17	655,000	758,162
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 5.750%, 10/15/20	2,757,000	2,812,140
6.875%, 02/15/21 (c)	295,000	317,863
7.125%, 04/15/19	1,125,000	1,198,125
7.875%, 08/15/19	403,000	445,315
8.250%, 02/15/21 (c)	126,000	134,505
9.000%, 04/15/19 (c)	435,000	466,537
9.875%, 08/15/19 (c)	942,000	1,047,975
Spectrum Brands Escrow Corp. 6.375%, 11/15/20 (144A)	310,000	330,925
6.625%, 11/15/22 (144A)	425,000	452,094

		8,762,804

Housewares—0.1%
Libbey Glass, Inc. 6.875%, 05/15/20	429,000	463,320

Insurance—0.4%
A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC 7.875%, 12/15/20 (144A)	562,000	590,100
AIG Life Holdings, Inc. 7.570%, 12/01/45 (144A) (d)	1,000,000	1,130,000
CNO Financial Group, Inc. 6.375%, 10/01/20 (144A)	560,000	596,400
Galaxy Bidco, Ltd. 6.375%, 11/15/20 (GBP)	210,000	348,828
Hockey Merger Sub 2, Inc. 7.875%, 10/01/21 (144A)	461,000	473,677

		3,139,005

Internet—1.1%
Adria Bidco BV 7.875%, 11/15/20 (EUR)	340,000	471,012
Cerved Group S.p.A. 6.375%, 01/15/20 (EUR)	476,000	694,319
8.000%, 01/15/21 (EUR)	178,000	259,151
IAC/InterActiveCorp 4.875%, 11/30/18 (144A)	824,000	842,540
VeriSign, Inc. 4.625%, 05/01/23	836,000	798,380
Zayo Group LLC/Zayo Capital, Inc. 8.125%, 01/01/20	3,000,000	3,285,000
10.125%, 07/01/20	2,814,000	3,243,135

		9,593,537

Iron/Steel—0.8%
APERAM 7.375%, 04/01/16 (144A)	515,000	529,162
7.750%, 04/01/18 (144A)	363,000	372,075
ArcelorMittal 4.250%, 02/25/15	435,000	446,963
4.250%, 08/05/15 (d)	2,111,000	2,184,885
5.000%, 02/25/17	990,000	1,061,775
6.125%, 06/01/18	1,072,000	1,176,520
9.500%, 02/15/15 (c)	146,000	158,593
Steel Dynamics, Inc. 5.250%, 04/15/23 (c)	579,000	579,000
6.375%, 08/15/22	260,000	280,800

		6,789,773

Leisure Time—0.6%
Brunswick Corp. 4.625%, 05/15/21 (144A)	760,000	725,800
Carlson Wagonlit B.V. 6.875%, 06/15/19 (144A)	390,000	404,625
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 (EUR)	1,352,000	1,971,542
Travelport LLC/Travelport Holdings, Inc. 6.364%, 03/01/16 (144A) (f)	65,414	65,741
11.875%, 09/01/16 (144A)	11,636	11,694
13.875%, 03/01/16 (144A) (e)	1,613,962	1,710,800

		4,890,202

Lodging—0.7%
Choice Hotels International, Inc. 5.750%, 07/01/22 (c)	410,000	427,937
Felcor Lodging L.P. 5.625%, 03/01/23	532,000	518,700
MGM Resorts International 5.250%, 03/31/20 (c)	1,239,000	1,229,707
6.625%, 12/15/21 (c)	277,000	292,928
6.750%, 10/01/20 (c)	188,000	201,160
8.625%, 02/01/19	65,000	76,213
Playa Resorts Holding B.V. 8.000%, 08/15/20 (144A)	268,000	284,415

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
Station Casinos LLC 7.500%, 03/01/21 (c)	2,548,000	$2,713,620
Wynn Macau, Ltd. 5.250%, 10/15/21 (144A)	307,000	307,384

		6,052,064

Machinery - Diversified—0.1%
CNH Capital LLC 3.625%, 04/15/18 (c)	630,000	638,663

Media—5.1%
AMC Networks, Inc. 4.750%, 12/15/22	250,000	238,125
7.750%, 07/15/21	625,000	703,125
Cablevision Systems Corp. 5.875%, 09/15/22 (c)	1,277,000	1,222,727
CCO Holdings LLC/CCO Holdings Capital Corp. 5.125%, 02/15/23	2,065,000	1,915,287
5.250%, 09/30/22	1,370,000	1,279,237
Cengage Learning Acquisitions, Inc. 11.500%, 04/15/20 (144A) (h)	1,445,000	1,157,806
Cequel Communications Holdings I LLC/Cequel Capital Corp. 5.125%, 12/15/21 (144A) (c)	1,200,000	1,125,000
Clear Channel Communications, Inc. 9.000%, 12/15/19 (c)	1,159,000	1,182,180
9.000%, 03/01/21	2,619,000	2,645,190
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22	2,657,000	2,704,408
7.625%, 03/15/20	946,000	994,483
DISH DBS Corp. 4.250%, 04/01/18	1,725,000	1,759,500
5.000%, 03/15/23 (c)	185,000	172,513
5.125%, 05/01/20 (c)	1,119,000	1,121,797
5.875%, 07/15/22	2,985,000	2,985,000
Gannett Co., Inc. 5.125%, 10/15/19 (144A)	469,000	487,760
5.125%, 07/15/20 (144A)	275,000	278,438
6.375%, 10/15/23 (144A)	1,338,000	1,384,830
Harron Communications L.P./Harron Finance Corp. 9.125%, 04/01/20 (144A)	990,000	1,096,425
Midcontinent Communications & Midcontinent Finance Corp. 6.250%, 08/01/21 (144A)	1,005,000	1,012,537
MPL 2 Acquisition Canco, Inc. 9.875%, 08/15/18 (144A)	1,151,000	1,202,795
NBCUniversal Enterprise, Inc. 5.250%, 12/19/49 (144A)	255,000	252,450
Nexstar Broadcasting, Inc. 6.875%, 11/15/20	509,000	544,630
ProQuest LLC/ProQuest Notes Co. 9.000%, 10/15/18 (144A)	572,000	592,020
RCN Telecom Services LLC/RCN Capital Corp. 8.500%, 08/15/20 (144A)	725,000	732,250

Media—(Continued)
Sirius XM Radio, Inc. 4.625%, 05/15/23 (144A) (c)	475,000	429,875
5.250%, 08/15/22 (144A)	168,000	169,680
5.875%, 10/01/20 (144A)	810,000	826,200
Sterling Entertainment Enterprises LLC 9.750%, 12/15/19 (144A) (a) (b)	2,750,000	2,750,000
Time Warner Cable, Inc. 5.875%, 11/15/40	270,000	233,562
6.550%, 05/01/37	200,000	185,071
6.750%, 06/15/39	1,316,000	1,239,280
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 5.500%, 01/15/23 (144A) (c)	1,160,000	1,125,200
5.625%, 04/15/23 (EUR)	104,000	145,069
7.500%, 03/15/19 (EUR)	1,168,000	1,747,510
Unitymedia Kabel BW GmbH 9.500%, 03/15/21 (EUR)	1,029,000	1,643,378
Univision Communications, Inc. 6.750%, 09/15/22 (144A)	73,000	79,935
6.875%, 05/15/19 (144A)	554,000	592,088
8.500%, 05/15/21 (144A) (c)	1,204,000	1,324,400
Ziggo B.V. 3.625%, 03/27/20 (EUR)	1,205,000	1,657,718

		42,939,479

Metal Fabricate/Hardware—0.7%
Eco-Bat Finance plc 7.750%, 02/15/17 (EUR)	1,139,000	1,637,433
Wise Metals Group LLC/Wise Alloys Finance Corp. 8.750%, 12/15/18 (144A)	4,034,000	4,245,785

		5,883,218

Mining—2.2%
FMG Resources (August 2006) Pty, Ltd. 6.000%, 04/01/17 (144A) (c)	3,705,000	3,936,562
6.875%, 02/01/18 (144A) (c)	2,840,000	2,989,100
Global Brass & Copper, Inc. 9.500%, 06/01/19 (144A)	925,000	1,054,500
Kaiser Aluminum Corp. 8.250%, 06/01/20	690,000	779,700
New Gold, Inc. 6.250%, 11/15/22 (144A)	935,000	904,613
Novelis, Inc. 8.375%, 12/15/17	2,340,000	2,497,950
8.750%, 12/15/20	3,654,000	4,065,075
S&B Minerals Finance SCA/S&B Industrial Minerals North America, Inc. 9.250%, 08/15/20 (EUR)	665,000	997,176
Taseko Mines, Ltd. 7.750%, 04/15/19	1,133,000	1,144,330

		18,369,006

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Miscellaneous Manufacturing—0.4%
CTP Transportation Products LLC/CTP Finance, Inc. 8.250%, 12/15/19 (144A)	1,365,000	$1,423,013
GCL Holdings SCA 9.375%, 04/15/18 (144A) (EUR)	943,000	1,401,067
SPX Corp. 6.875%, 09/01/17	495,000	559,350
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.750%, 02/01/19 (144A) (c)	390,000	402,675

		3,786,105

Oil & Gas—8.6%
Antero Resources Finance Corp. 5.375%, 11/01/21 (144A)	978,000	987,780
Athlon Holdings L.P./Athlon Finance Corp. 7.375%, 04/15/21 (144A)	539,000	565,950
Atwood Oceanics, Inc. 6.500%, 02/01/20	1,425,000	1,521,187
Aurora USA Oil & Gas, Inc. 7.500%, 04/01/20 (144A)	316,000	325,480
9.875%, 02/15/17 (144A)	1,758,000	1,885,455
Bonanza Creek Energy, Inc. 6.750%, 04/15/21	1,261,000	1,320,897
Carrizo Oil & Gas, Inc. 7.500%, 09/15/20 (c)	877,000	960,315
8.625%, 10/15/18	715,000	773,987
Chaparral Energy, Inc. 7.625%, 11/15/22 (c)	685,000	732,950
Chesapeake Energy Corp. 5.750%, 03/15/23 (c)	3,057,000	3,148,710
6.125%, 02/15/21	1,272,000	1,364,220
6.625%, 08/15/20 (c)	535,000	597,863
6.875%, 11/15/20	945,000	1,067,850
7.250%, 12/15/18 (c)	635,000	733,425
Concho Resources, Inc. 5.500%, 10/01/22	1,169,000	1,206,992
5.500%, 04/01/23	809,000	833,270
6.500%, 01/15/22	330,000	357,225
Continental Resources, Inc. 4.500%, 04/15/23	404,000	409,555
7.125%, 04/01/21	675,000	765,281
CrownRock L.P./CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	1,121,000	1,160,235
Denbury Resources, Inc. 4.625%, 07/15/23 (c)	975,000	879,937
Diamondback Energy, Inc. 7.625%, 10/01/21 (144A)	1,399,000	1,475,945
Drill Rigs Holdings, Inc. 6.500%, 10/01/17 (144A)	2,239,000	2,418,120
Energy XXI Gulf Coast, Inc. 7.750%, 06/15/19	1,820,000	1,951,950
9.250%, 12/15/17	300,000	333,750
EP Energy LLC/EP Energy Finance, Inc. 9.375%, 05/01/20	590,000	680,712

Oil & Gas—(Continued)
EP Energy LLC/Everest Acquisition Finance, Inc. 6.875%, 05/01/19	845,000	909,431
Halcon Resources Corp. 8.875%, 05/15/21	763,000	770,630
9.750%, 07/15/20 (144A)	160,000	166,600
Hilcorp Energy I L.P./Hilcorp Finance Co. 7.625%, 04/15/21 (144A)	970,000	1,052,450
8.000%, 02/15/20 (144A)	245,000	265,213
Kodiak Oil & Gas Corp. 5.500%, 02/01/22	557,000	554,215
8.125%, 12/01/19	2,455,000	2,725,050
Laredo Petroleum, Inc. 7.375%, 05/01/22	965,000	1,047,025
9.500%, 02/15/19	885,000	988,987
Legacy Reserves L.P./Legacy Reserves Finance Corp. 6.625%, 12/01/21 (144A)	431,000	416,993
Linn Energy LLC/Linn Energy Finance Corp. 7.750%, 02/01/21	135,000	142,763
8.625%, 04/15/20 (c)	2,003,000	2,163,240
MEG Energy Corp. 6.500%, 03/15/21 (144A)	2,238,000	2,355,495
7.000%, 03/31/24 (144A)	3,587,000	3,631,837
Memorial Production Partners LP/Memorial Production Finance Corp. 7.625%, 05/01/21 (c)	559,000	574,373
Newfield Exploration Co. 5.625%, 07/01/24	422,000	419,890
6.875%, 02/01/20 (c)	545,000	583,831
Northern Oil and Gas, Inc. 8.000%, 06/01/20 (c)	795,000	832,762
Oasis Petroleum, Inc. 6.500%, 11/01/21	835,000	893,450
6.875%, 03/15/22 (144A)	982,000	1,040,920
6.875%, 01/15/23	480,000	511,200
7.250%, 02/01/19	315,000	338,625
Ocean Rig UDW, Inc. 9.500%, 04/27/16 (144A)	200,000	212,250
Offshore Group Investment, Ltd. 7.125%, 04/01/23 (c)	898,000	915,960
7.500%, 11/01/19	274,000	297,975
Pacific Drilling S.A. 5.375%, 06/01/20 (144A) (c)	1,150,000	1,155,750
PBF Holding Co. LLC/PBF Finance Corp. 8.250%, 02/15/20 (c)	608,000	659,680
Penn Virginia Corp. 8.500%, 05/01/20	616,000	662,200
Precision Drilling Corp. 6.500%, 12/15/21	100,000	106,500
6.625%, 11/15/20	235,000	250,863
QEP Resources, Inc. 5.375%, 10/01/22	411,000	395,588
Range Resources Corp. 5.000%, 08/15/22	217,000	213,203
5.000%, 03/15/23	284,000	277,610
5.750%, 06/01/21	39,000	41,340

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Range Resources Corp. 6.750%, 08/01/20	218,000	$235,985
8.000%, 05/15/19	955,000	1,018,269
RKI Exploration & Production LLC/RKI Finance Corp. 8.500%, 08/01/21 (144A)	247,000	259,968
Rosetta Resources, Inc. 5.625%, 05/01/21	1,462,000	1,458,345
5.875%, 06/01/22	1,031,000	1,023,267
SandRidge Energy, Inc. 7.500%, 02/15/23	1,165,000	1,182,475
8.750%, 01/15/20 (c)	348,000	374,970
Seadrill, Ltd. 5.625%, 09/15/17 (144A)	1,957,000	2,025,495
Seven Generations Energy, Ltd. 8.250%, 05/15/20 (144A)	957,000	1,033,560
SM Energy Co. 5.000%, 01/15/24 (144A)	968,000	922,020
6.500%, 11/15/21	800,000	848,000
6.500%, 01/01/23	298,000	312,528
6.625%, 02/15/19	802,000	852,125
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 7.500%, 07/01/21 (144A)	776,000	810,920
Trafigura Beheer B.V. 6.375%, 04/08/15 (EUR)	490,000	701,056
Vanguard Natural Resources LLC/VNR Finance Corp. 7.875%, 04/01/20	830,000	871,500
Whiting Petroleum Corp. 5.000%, 03/15/19	2,580,000	2,638,050
6.500%, 10/01/18	315,000	334,688

		72,936,161

Oil & Gas Services—0.8%
Calfrac Holdings L.P. 7.500%, 12/01/20 (144A)	142,000	144,840
CGG S.A. 6.500%, 06/01/21 (c)	1,210,000	1,240,250
7.750%, 05/15/17 (c)	619,000	637,570
Hiland Partners L.P./Hiland Partner Finance Corp. 7.250%, 10/01/20 (144A) (c)	215,000	230,588
Hornbeck Offshore Services, Inc. 5.875%, 04/01/20	639,000	659,767
Key Energy Services, Inc. 6.750%, 03/01/21	375,000	384,375
Oil States International, Inc. 5.125%, 01/15/23	197,000	222,118
6.500%, 06/01/19	1,986,000	2,112,607
Petroleum Geo-Services ASA 7.375%, 12/15/18 (144A)	1,050,000	1,118,250

		6,750,365

Packaging & Containers—1.3%
Ardagh Packaging Finance plc 9.250%, 10/15/20 (144A) (EUR)	483,000	722,603
Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc. 5.000%, 11/15/22 (EUR)	760,000	1,040,304
7.375%, 10/15/17 (EUR)	294,000	433,293
Ball Corp. 4.000%, 11/15/23 (c)	1,326,000	1,186,770
Berry Plastics Corp. 9.750%, 01/15/21	420,000	486,150
Beverage Packaging Holdings Luxembourg II S.A./Beverage Packaging Holdings II Is 5.625%, 12/15/16 (144A)	1,291,000	1,316,820
6.000%, 06/15/17	1,125,000	1,139,063
Crown Americas LLC/Crown Americas Capital Corp. III 6.250%, 02/01/21	271,000	294,035
Crown Americas LLC/Crown Americas Capital Corp. IV 4.500%, 01/15/23 (144A)	469,000	438,515
Greif Nevada Holdings, Inc. 7.375%, 07/15/21 (144A) (EUR)	330,000	533,428
OI European Group B.V. 4.875%, 03/31/21 (EUR)	936,000	1,348,818
Pactiv LLC 7.950%, 12/15/25	1,186,000	1,111,875
Tekni-Plex, Inc. 9.750%, 06/01/19 (144A)	599,000	679,865

		10,731,539

Pharmaceuticals—1.4%
Capsugel FinanceCo SCA 9.875%, 08/01/19 (EUR)	195,000	299,782
9.875%, 08/01/19 (144A) (EUR)	500,000	768,672
Capsugel S.A. 7.000%, 05/15/19 (144A) (e)	369,000	375,919
Endo Finance Co. 5.750%, 01/15/22 (144A)	1,094,000	1,099,470
Forest Laboratories, Inc. 5.000%, 12/15/21 (144A)	830,000	833,112
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20	1,287,000	1,330,436
Pinnacle Merger Sub, Inc. 9.500%, 10/01/23 (144A)	356,000	379,140
Salix Pharmaceuticals, Ltd. 6.000%, 01/15/21 (144A)	355,000	363,875
Valeant Pharmaceuticals International, Inc. 5.625%, 12/01/21 (144A)	1,182,000	1,187,910
6.375%, 10/15/20 (144A)	848,000	893,580
6.750%, 08/15/18 (144A)	2,831,000	3,110,561
6.750%, 08/15/21 (144A) (c)	850,000	901,000
7.250%, 07/15/22 (144A)	330,000	355,163

		11,898,620

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—2.2%
Access Midstream Partners L.P./ACMP Finance Corp. 4.875%, 05/15/23	1,289,000	$1,243,885
5.875%, 04/15/21	1,740,000	1,853,100
6.125%, 07/15/22	1,077,000	1,152,390
Atlas Pipeline Partners, L.P. 5.875%, 08/01/23 (144A)	630,000	600,075
Crestwood Midstream Partners L.P./Crestwood Midstream Finance Corp. 6.125%, 03/01/22 (144A)	595,000	609,875
Crosstex Energy L.P./Crosstex Energy Finance Corp. 8.875%, 02/15/18	470,000	494,087
El Paso Corp. 7.750%, 01/15/32	493,000	500,422
El Paso LLC 6.700%, 02/15/27	62,930	64,818
Genesis Energy L.P./Genesis Energy Finance Corp. 5.750%, 02/15/21 (c)	166,000	167,868
Holly Energy Partners L.P./Holly Energy Finance Corp. 6.500%, 03/01/20	480,000	501,600
Kinder Morgan, Inc. 5.000%, 02/15/21 (144A)	217,000	213,742
5.625%, 11/15/23 (144A)	1,394,000	1,349,722
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp. 6.250%, 06/15/22	731,000	773,032
6.500%, 08/15/21 (c)	845,000	908,375
Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp. II 8.375%, 06/01/20	441,000	486,202
Regency Energy Partners L.P./Regency Energy Finance Corp. 4.500%, 11/01/23	1,979,000	1,800,890
5.750%, 09/01/20 (c)	125,000	129,063
Sabine Pass Liquefaction LLC 5.625%, 02/01/21 (144A)	2,562,000	2,504,355
5.625%, 04/15/23 (144A)	1,101,000	1,029,435
6.250%, 03/15/22 (144A)	1,766,000	1,752,755
Tesoro Logistics L.P./Tesoro Logistics Finance Corp. 5.875%, 10/01/20 (c)	259,000	264,828

		18,400,519

Real Estate—1.5%
Annington Finance No. 5 plc 13.000%, 01/15/23 (GBP) (e)	426,181	815,123
Crescent Resources LLC/Crescent Ventures, Inc. 10.250%, 08/15/17 (144A) (c)	1,850,000	2,011,875
Howard Hughes Corp. 6.875%, 10/01/21 (144A)	349,000	362,960
Realogy Group LLC 7.625%, 01/15/20 (144A)	2,590,000	2,907,275

Real Estate—(Continued)
Realogy Group LLC 7.875%, 02/15/19 (144A) (c)	1,787,000	1,961,232
9.000%, 01/15/20 (144A)	1,218,000	1,418,970
Realogy Group LLC/Sunshine Group Florida, Ltd. (The) 3.375%, 05/01/16 (144A) (c)	1,919,000	1,933,393
Rialto Holdings LLC/Rialto Corp. 7.000%, 12/01/18 (144A)	545,000	550,450
RPG Byty Sro 6.750%, 05/01/20 (EUR)	755,000	1,051,636
Tropicana Entertainment LLC/Tropicana Finance Corp. 9.625%, 12/15/14 (a) (h) (i)	70,000	0

		13,012,914

Retail—2.7%
Asbury Automotive Group, Inc. 8.375%, 11/15/20	1,024,000	1,150,720
Claire’s Stores, Inc. 7.750%, 06/01/20 (144A)	1,492,000	1,387,560
9.000%, 03/15/19 (144A)	368,000	399,280
CST Brands, Inc. 5.000%, 05/01/23 (c)	676,000	652,340
Dufry Finance SCA 5.500%, 10/15/20 (144A)	346,000	354,650
Enterprise Inns plc 6.500%, 12/06/18 (GBP)	965,000	1,657,916
House of Fraser Funding plc 8.875%, 08/15/18 (144A) (GBP)	780,000	1,411,118
8.875%, 08/15/18 (GBP)	718,000	1,298,952
L Brands, Inc. 5.625%, 02/15/22	400,000	409,000
Michaels Stores, Inc. 7.750%, 11/01/18	585,000	634,725
Neiman Marcus Group Ltd., Inc. 8.000%, 10/15/21 (144A)	3,377,000	3,528,965
New Academy Finance Co. LLC/New Academy Finance Corp. 8.000%, 06/15/18 (144A) (c) (e)	513,000	525,830
Party City Holdings, Inc. 8.875%, 08/01/20 (c)	1,432,000	1,603,840
PC Nextco Holdings LLC/PC Nextco Finance, Inc. 8.750%, 08/15/19 (144A) (e)	474,000	486,443
Penske Automotive Group, Inc. 5.750%, 10/01/22	1,299,000	1,328,227
PVH Corp. 7.375%, 05/15/20	696,000	766,470
7.750%, 11/15/23 (c)	650,000	752,861
Rite Aid Corp. 6.750%, 06/15/21 (c)	704,000	738,320
9.250%, 03/15/20	620,000	711,450
Sally Holdings LLC/Sally Capital, Inc. 5.500%, 11/01/23	643,000	638,177
5.750%, 06/01/22	813,000	845,520
6.875%, 11/15/19	520,000	574,600

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Sonic Automotive, Inc. 5.000%, 05/15/23 (c)	227,000	$212,813
Unique Pub Finance Co. plc (The) 6.542%, 03/30/21 (GBP)	292,200	504,433

		22,574,210

Semiconductors—0.3%
NXP B.V./NXP Funding LLC 3.750%, 06/01/18 (144A) (c)	1,210,000	1,219,075
5.750%, 02/15/21 (144A)	920,000	961,400

		2,180,475

Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. 6.875%, 03/15/18	555,000	599,400
7.125%, 03/15/21	935,000	1,026,163

		1,625,563

Software—3.2%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	1,189,000	1,230,615
6.125%, 09/15/23 (144A)	806,000	840,255
BMC Software Finance, Inc. 8.125%, 07/15/21 (144A)	1,480,000	1,524,400
Epicor Software Corp. 8.625%, 05/01/19	1,118,000	1,213,030
First Data Corp. 6.750%, 11/01/20 (144A)	1,198,000	1,245,920
7.375%, 06/15/19 (144A) (d)	4,331,000	4,623,342
8.250%, 01/15/21 (144A) (c)	1,260,000	1,340,325
10.625%, 06/15/21 (144A)	2,092,000	2,267,205
11.250%, 01/15/21 (144A)	60,000	66,225
11.750%, 08/15/21 (144A)	681,000	718,455
Healthcare Technology Intermediate, Inc. 7.375%, 09/01/18 (144A) (e)	744,000	773,760
IMS Health, Inc. 6.000%, 11/01/20 (144A)	502,000	533,375
12.500%, 03/01/18 (144A) (d)	3,537,000	4,182,502
Infor US, Inc. 9.375%, 04/01/19	2,425,000	2,728,125
Interface Security Systems Holdings, Inc./Interface Security Systems LLC 9.250%, 01/15/18 (144A)	491,000	508,185
Nuance Communications, Inc. 5.375%, 08/15/20 (144A)	1,985,000	1,940,338
Sophia L.P./Sophia Finance, Inc. 9.750%, 01/15/19 (144A)	989,000	1,095,318

		26,831,375

Storage/Warehousing—0.3%
Algeco Scotsman Global Finance plc 9.000%, 10/15/18 (EUR)	1,092,000	1,626,200
Mobile Mini, Inc. 7.875%, 12/01/20	840,000	930,300

		2,556,500

Telecommunications—9.1%
Alcatel-Lucent USA, Inc. 4.625%, 07/01/17 (144A)	970,000	971,212
6.450%, 03/15/29	1,068,000	945,180
6.500%, 01/15/28 (c)	435,000	380,625
6.750%, 11/15/20 (144A)	2,320,000	2,409,900
Altice Financing S.A. 6.500%, 01/15/22 (144A)	1,290,000	1,302,900
Altice Finco S.A. 8.125%, 01/15/24 (144A)	2,490,000	2,583,375
Avaya, Inc. 7.000%, 04/01/19 (144A)	655,000	641,900
Broadview Networks Holdings, Inc. 10.500%, 11/15/17	814,500	806,355
CenturyLink, Inc. 5.625%, 04/01/20	1,654,000	1,682,945
CommScope Holding Co., Inc. 6.625%, 06/01/20 (144A) (e)	1,355,000	1,409,200
Consolidated Communications Finance Co. 10.875%, 06/01/20	725,000	835,563
Crown Castle International Corp. 5.250%, 01/15/23	977,000	957,460
Digicel Group, Ltd. 8.250%, 09/30/20 (144A)	1,196,000	1,239,355
Digicel, Ltd. 6.000%, 04/15/21 (144A) (d)	4,487,000	4,329,955
DigitalGlobe, Inc. 5.250%, 02/01/21 (144A) (c)	1,008,000	982,800
Intelsat Jackson Holdings S.A. 5.500%, 08/01/23 (144A)	815,000	775,269
6.625%, 12/15/22 (c)	395,000	406,850
Intelsat Luxembourg S.A. 6.750%, 06/01/18 (144A) (c)	1,925,000	2,045,312
Level 3 Communications, Inc. 8.875%, 06/01/19	980,000	1,070,650
Level 3 Financing, Inc. 6.125%, 01/15/21 (144A)	2,132,000	2,153,320
7.000%, 06/01/20 (c)	1,142,000	1,210,520
8.125%, 07/01/19	2,736,000	2,995,920
8.625%, 07/15/20	810,000	907,200
Phones4u Finance plc 9.500%, 04/01/18 (144A) (GBP)	965,000	1,691,874
9.500%, 04/01/18 (GBP)	530,000	929,216
Sprint Communications, Inc. 7.000%, 03/01/20 (144A) (c) (d) (f)	2,833,000	3,158,795
9.000%, 11/15/18 (144A)	5,210,000	6,278,050
Sprint Corp. 7.125%, 06/15/24 (144A)	1,110,000	1,126,650
7.875%, 09/15/23 (144A)	7,819,000	8,405,425
T-Mobile USA, Inc. 6.125%, 01/15/22 (c)	545,000	554,538
6.500%, 01/15/24	1,000,000	1,012,500
6.633%, 04/28/21 (c)	2,650,000	2,789,125
6.731%, 04/28/22	1,950,000	2,032,875
Telenet Finance V Luxembourg SCA 6.250%, 08/15/22 (EUR)	910,000	1,324,571
6.750%, 08/15/24 (EUR)	1,213,000	1,774,270

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
tw telecom holdings, Inc. 5.375%, 10/01/22	940,000	$923,550
UPCB Finance II, Ltd. 6.375%, 07/01/20 (144A) (EUR)	2,103,000	3,099,229
Virgin Media Finance plc 6.375%, 04/15/23 (144A) (c)	232,000	236,060
7.000%, 04/15/23 (GBP)	513,000	883,482
Virgin Media Secured Finance plc 6.000%, 04/15/21 (GBP)	3,683,000	6,266,582
Windstream Corp. 7.750%, 10/15/20 (c)	545,000	578,381
7.750%, 10/01/21	425,000	450,500
Ziggo Finance B.V. 6.125%, 11/15/17 (EUR)	189,000	268,834

		76,828,273

Textiles—0.1%
SIWF Merger Sub, Inc. 6.250%, 06/01/21 (144A)	1,103,000	1,112,651

Transportation—0.4%
Gategroup Finance Luxembourg S.A. 6.750%, 03/01/19 (EUR)	1,225,000	1,785,503
Gulfmark Offshore, Inc. 6.375%, 03/15/22	480,000	483,600
Jack Cooper Finance Co. 9.250%, 06/01/20 (144A)	859,000	925,573
Watco Cos. LLC/Watco Finance Corp. 6.375%, 04/01/23 (144A)	617,000	610,830

		3,805,506

Total Corporate Bonds & Notes (Cost $664,183,161)		685,897,907

Floating Rate Loans (f)—12.4%

Aerospace/Defense—0.5%
Sequa Corp. Term Loan B, 5.250%, 06/19/17	3,796,962	3,718,973
Silver II US Holdings LLC Term Loan, 4.000%, 12/13/19	943,145	946,191

		4,665,164

Airlines—0.4%
American Airlines, Inc. Claim Participation 1, 0.000%, 12/31/49 (j)	905,000	868,800
Claim Participation 2, 0.000%, 12/31/49 (j)	600,000	576,000
Northwest Airlines, Inc. Term Loan, 1.621%, 09/10/18	1,364,167	1,203,877
Term Loan, 2.241%, 03/10/17	1,040,667	960,015

		3,608,692

Auto Parts & Equipment—0.5%
Federal-Mogul Corp. Term Loan B, 2.108%, 12/29/14	1,285,975	1,272,915
Term Loan C, 2.108%, 12/28/15	873,447	864,577
Schaeffler AG Term Loan C, 4.250%, 01/27/17	1,780,000	1,798,165

		3,935,657

Chemicals—0.6%
Ascend Performance Materials LLC Term Loan B, 6.750%, 04/10/18	3,360,150	3,229,944
Ineos U.S. Finance LLC Term Loan, 4.000%, 05/04/18	1,231,852	1,238,270
OXEA Finance LLC 2nd Lien Term Loan, 8.250%, 07/15/20	560,000	572,253

		5,040,467

Coal—0.3%
American Energy—Utica LLC 2nd Lien Term Loan, 11.000%, 09/10/18	1,715,619	1,724,197
Sandy Creek Energy Associates L.P. Term Loan B, 5.000%, 11/06/20	615,000	616,153

		2,340,350

Commercial Services—0.5%
Catalent Pharma Solutions, Inc. Term Loan, 6.500%, 12/29/17	730,000	743,231
Interactive Data Corp. Term Loan B, 3.750%, 02/11/18	1,236,006	1,239,356
ServiceMaster Co. Term Loan, 4.250%, 01/31/17	1,170,719	1,161,499
Truven Health Analytics, Inc. Term Loan B, 4.500%, 06/06/19	1,127,889	1,130,360

		4,274,446

Distribution/Wholesale—0.3%
HD Supply, Inc. Senior Debt B, 4.500%, 10/12/17	2,614,257	2,642,491

Diversified Financial Services—0.3%
KCG Holdings, Inc. Term Loan B, 5.750%, 12/05/17	443,645	445,863
Ocwen Financial Corp. Term Loan, 5.000%, 02/15/18	1,975,075	2,002,973

		2,448,836

Electronics—0.2%
CDW LLC Term Loan, 3.250%, 04/29/20	1,391,496	1,389,882

Food—0.1%
AdvancePierre Foods, Inc. Term Loan, 5.750%, 07/10/17	668,250	661,567

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (f)—(Continued)

Security Description	Principal Amount*	Value

Forest Products & Paper—0.1%
Wilsonart International Holdings LLC Term Loan B, 4.000%, 10/31/19	1,306,801	$1,299,659

Healthcare - Services—0.1%
LHP Hospital Group, Inc. Term Loan, 9.000%, 07/03/18	747,478	726,922

Household Products/Wares—0.2%
Spin Holdco, Inc. Incremental Term Loan B, 0.000%, 11/14/19 (j)	710,000	716,212
Term Loan B, 4.250%, 11/14/19	728,175	733,185

		1,449,397

Insurance—0.1%
Alliant Holdings I, Inc. Term Loan B, 4.250%, 12/20/19	1,019,700	1,025,120

Internet—0.4%
Zayo Group LLC Term Loan B, 4.000%, 07/02/19	3,248,512	3,256,081

Leisure Time—0.0%
Travelport LLC 2nd Lien Term Loan 1, 9.500%, 01/29/16	76,597	79,494
2nd Lien Term Loan 2, 4.000%, 12/01/16	154,763	158,052

		237,546

Lodging—2.9%
Caesars Entertainment Resort Properties LLC Term Loan B, 7.000%, 10/12/20	14,030,000	13,986,156
Hilton Worldwide Finance LLC Term Loan B2, 3.750%, 10/26/20	6,441,063	6,506,634
Las Vegas Sands LLC Term Loan B, 0.000%, 12/20/20 (j)	1,690,000	1,691,411
MGM Resorts International Term Loan B, 3.500%, 12/20/19	640,547	642,751
Station Casinos, Inc. Term Loan B, 5.000%, 03/02/20	1,637,625	1,658,095

		24,485,047

Machinery - Diversified—0.1%
Gardner Denver, Inc. Term Loan, 4.250%, 07/30/20	1,047,375	1,049,669

Media—1.1%
Cengage Learning Acquisitions, Inc. Non Extended Term Loan, 0.000%, 07/03/14 (h)	295,300	231,368
Clear Channel Communications, Inc. Term Loan B, 4.750%, 01/29/16	410,646	398,526
Term Loan C, 3.814%, 01/29/16	288,296	277,124
Term Loan D, 6.919%, 01/30/19	3,057,747	2,925,882
EMI Music Publishing, Ltd. Term Loan B, 4.250%, 06/29/18	667,349	671,383

Media—(Continued)
HEMA Holding B.V. Mezzanine Term Loan, 5.180%, 07/05/17 (EUR)	1,852,262	2,353,858
Tribune Co. Term Loan, 0.000%, 11/12/20 (j)	1,475,000	1,469,240
TWCC Holdings Corp. 2nd Lien Term Loan, 7.000%, 06/26/20	610,000	628,303

		8,955,684

Metal Fabricate/Hardware—0.5%
Constellium Holdco B.V. Term Loan B, 6.000%, 03/25/20 (i)	2,893,138	2,972,699
Rexnord LLC 1st Lien Term Loan B, 4.000%, 08/21/20	1,013,635	1,017,963

		3,990,662

Mining—0.4%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 4.250%, 06/28/19	3,225,030	3,271,390

Office/Business Equipment—0.1%
Brand Energy & Infrastructure Services, Inc. Term Loan B, 0.000%, 11/26/20 (j)	998,474	1,005,888

Oil & Gas—0.5%
Chesapeake Energy Corp. Unsecured Term Loan, 5.750%, 12/01/17	2,420,000	2,474,281
Offshore Group Investment, Ltd. Term Loan B, 5.000%, 10/25/17	910,141	918,532
Term Loan B, 5.750%, 03/28/19	857,679	869,472

		4,262,285

Packaging & Containers—0.1%
Ardagh Packaging Finance plc Term Loan B, 0.000%, 12/05/19 (j)	520,000	523,900
Tekni-Plex, Inc. Term Loan B, 5.505%, 08/25/19 (i)	756,200	759,981

		1,283,881

Pharmaceuticals—0.1%
Patheon, Inc. Term Loan, 7.250%, 12/06/18	623,700	630,979

Real Estate—0.2%
Realogy Corp. Extended Letter of Credit, 4.445%, 10/10/16	277,501	280,926
Extended Term Loan, 4.500%, 03/05/20	1,508,600	1,527,224

		1,808,150

Retail—0.5%
Alliance Boots Holdings, Ltd. Term Loan B1, 3.471%, 07/09/15 (GBP)	1,170,000	1,938,963
BJ’s Wholesale Club, Inc. 2nd Lien Term Loan, 8.500%, 03/26/20	550,000	562,260

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Retail—(Continued)
Neiman Marcus Group, Inc. (The) Term Loan B, 5.000%, 10/26/20	1,315,000	$1,333,357
Rite Aid Corp. 2nd Lien Term Loan, 5.750%, 08/21/20	350,000	359,735

		4,194,315

Software—0.4%
First Data Corp. Extended 2018 Term Loan B, 4.164%, 03/23/18	1,925,000	1,931,275
Kronos, Inc. 2nd Lien Term Loan, 9.750%, 04/30/20	1,610,000	1,669,369

		3,600,644

Telecommunications—0.8%
Alcatel-Lucent USA, Inc. Term Loan C, 5.750%, 01/30/19	4,756,950	4,786,396
Avaya, Inc. Term Loan B5, 8.000%, 03/30/18	136,234	138,482
Hawaiian Telcom Communications, Inc. Term Loan B, 5.000%, 06/06/19	636,955	640,299
Level 3 Financing, Inc. Term Loan B, 4.000%, 01/15/20	320,000	322,934
Virgin Media Investment Holdings, Ltd. Term Loan B, 3.500%, 06/08/20	1,075,000	1,078,763

		6,966,874

Transportation—0.1%
Genesee & Wyoming, Inc. Term Loan A, 1.919%, 09/29/17	799,740	800,740

Total Floating Rate Loans (Cost $103,065,046)		105,308,485

Common Stocks—7.3%

Auto Components—1.0%
Dana Holding Corp. (c)	17,226	337,974
Goodyear Tire & Rubber Co. (The)	337,421	8,047,491
Lear Corp. (c)	2,395	193,923

		8,579,388

Automobiles—1.0%
General Motors Co. (k)	205,311	8,391,061

Biotechnology—0.0%
Ironwood Pharmaceuticals, Inc. (c) (k)	21,770	252,750

Capital Markets—1.8%
American Capital, Ltd. (k)	902,905	14,121,434
E*Trade Financial Corp. (c) (k)	50,299	987,872
Uranium Participation Corp. (k)	28,400	151,057

		15,260,363

Chemicals—0.3%
Advanced Emissions Solutions, Inc. (k)	5,601	303,742
Huntsman Corp. (c)	104,700	2,575,620
Zemex Minerals Group, Inc. (k)	87	0

		2,879,362

Commercial Banks—0.8%
Ally Financial, Inc.	969	7,243,275

Containers & Packaging—0.0%
Smurfit Kappa Group plc	520	12,804

Diversified Telecommunication Services—0.2%
Broadview Networks Holdings, Inc. (a) (k)	52,943	189,005
Level 3 Communications, Inc. (c) (k)	38,560	1,279,035

		1,468,040

Insurance—0.5%
American International Group, Inc.	92,178	4,705,687

Machinery—0.1%
Stanley-Martin Communities LLC (a) (b) (k)	450	620,550

Media—0.4%
Cablevision Systems Corp.—Class A (c)	85,515	1,533,284
Clear Channel Outdoor Holdings, Inc.—Class A (c)	31,744	321,884
HMH Publishing Co., Ltd. (b) (k)	47,825	771,182
Loral Space & Communications, Inc. (c) (k)	6,666	539,813

		3,166,163

Metals & Mining—0.1%
African Minerals, Ltd. (c) (k)	159,753	524,456

Oil, Gas & Consumable Fuels—0.2%
General Maritime Corp. (a) (b)	88,191	1,631,534

Paper & Forest Products—0.2%
Ainsworth Lumber Co., Ltd. (k)	53,942	211,756
Ainsworth Lumber Co., Ltd. (144A) (k)	10,657	41,836
NewPage Corp. (c) (k)	18,684	1,588,140

		1,841,732

Trading Companies & Distributors—0.2%
HD Supply Holdings, Inc. (c) (k)	61,680	1,480,937

Wireless Telecommunication Services—0.5%
Crown Castle International Corp. (c) (k)	21,662	1,590,640
SBA Communications Corp. - Class A (c) (k)	28,902	2,596,556

		4,187,196

Total Common Stocks (Cost $55,272,736)		62,245,298

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Preferred Stocks—1.5%

Security Description	Shares/ Principal Amount*	Value

Commercial Banks—1.5%
GMAC Capital Trust I, 8.125%	461,310	$12,335,429

Diversified Financial Services—0.0%
Marsico Parent Superholdco LLC (144A) (a) (k)	25	0

Internet Software & Services—0.0%
Travelport Holdings, Ltd. (k)	107,862	163,034

Total Preferred Stocks (Cost $11,275,841)		12,498,463

Convertible Preferred Stocks—1.0%

Auto Components—0.9%
Dana Holding Corp. 4.000%, 12/31/49 (144A)	42,109	6,953,249
Goodyear Tire & Rubber Co. (The) 5.875%, 04/01/14	14,850	992,722

		7,945,971

Oil & Gas—0.1%
Chesapeake Energy Corp., 5.750%	899	1,011,375

Total Convertible Preferred Stocks (Cost $8,095,901)		8,957,346

Convertible Bonds—0.9%

Coal—0.2%
Alpha Natural Resources, Inc. 4.875%, 12/15/20	520,000	560,950
Peabody Energy Corp. 4.750%, 12/15/66 (c)	1,196,000	945,587

		1,506,537

Diversified Financial Services—0.0%
E*Trade Financial Corp. Zero Coupon, 08/31/19 (144A)	76,000	144,115
Zero Coupon, 08/31/19	11,000	20,859

		164,974

Insurance—0.1%
MGIC Investment Corp. 2.000%, 04/01/20	143,000	197,340
Radian Group, Inc. 2.250%, 03/01/19	363,000	532,249
3.000%, 11/15/17	169,000	239,769

		969,358

Pharmaceuticals—0.2%
Omnicare, Inc. 3.750%, 04/01/42	1,000,000	1,510,000

Retail—0.1%
Enterprise Funding, Ltd. 3.500%, 09/10/20 (GBP)	300,000	547,209

Semiconductors & Semiconductor Equipment—0.1%
SunEdison, Inc. 2.000%, 10/01/18 (144A)	284,000	317,546
2.750%, 01/01/21 (144A)	484,000	537,748

		855,294

Telecommunications—0.2%
Nokia Oyj 5.000%, 10/26/17 (EUR)	700,000	2,276,507

Total Convertible Bonds (Cost $7,320,324)		7,829,879

Asset-Backed Securities—0.5%

Asset-Backed - Other—0.5%
Alm Loan Funding 2.991%, 01/20/26 (144A) (f)	500,000	493,402
3.441%, 01/20/26 (144A) (f)	550,000	518,602
4.741%, 01/20/26 (144A) (f)	500,000	452,217
Battalion CLO, Ltd. 3.639%, 10/22/25 (144A) (f)	500,000	470,672
Figueroa CLO, Ltd. 3.887%, 03/21/24 (144A) (f)	250,000	236,920
Flatiron CLO, Ltd. 3.890%, 01/17/26 (144A) (f)	500,000	478,078
Jamestown CLO I, Ltd. 1.668%, 11/05/24 (144A) (f)	500,000	494,752
OZLM Funding III, Ltd. 1.571%, 01/22/25 (144A) (f)	455,000	450,845
Race Point CLO, Ltd. 1.659%, 11/08/24 (144A) (f)	750,000	746,815

Total Asset-Backed Securities (Cost $4,333,545)		4,342,303

Warrant—0.0%

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/22/19 (a) (b) (k) (Cost $16)	1,601	3,222

Short-Term Investments—11.0%

Mutual Fund—9.9%
State Street Navigator Securities Lending MET Portfolio (l)	83,573,666	83,573,666

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $8,963,000 on 01/02/14, collateralized by $9,345,000 U.S. Treasury Note at 1.000% due 05/31/18 with a value of $9,146,419.	8,963,000	$8,963,000

Total Short-Term Investments (Cost $92,536,666)		92,536,666

Total Investments—115.6% (Cost $946,083,236) (m)		979,619,569
Other assets and liabilities (net)—(15.6)%		(132,353,806)

Net Assets—100.0%		$847,265,763

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.9% of net assets.
(b)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $7,842,841, which is 0.9% of net assets. See details shown in the Restricted Securities table that follows.
(c)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $82,008,548 and the collateral received consisted of cash in the amount of $83,573,666 and non-cash collateral with a value of $2,135,003. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(d)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2013, the value of securities pledged amounted to $63,195,054.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(i)	Illiquid security. As of December 31, 2013, these securities represent 0.7% of net assets.
(j)	This loan will settle after December 31, 2013, at which time the interest rate will be determined.
(k)	Non-income producing security.
(l)	Represents investment of cash collateral received from securities lending transactions.
(m)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $948,987,947. The aggregate unrealized appreciation and depreciation of investments were $43,150,625 and $(12,519,003), respectively, resulting in net unrealized appreciation of $30,631,622 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $303,007,700, which is 35.8% of net assets.
(CLO)—	Collateralized Loan Obligation
(EUR)—	Euro
(GBP)—	British Pound

Restricted Securities	Acquisition Date	Shares/Principal Amount	Cost	Value
General Maritime Corp.	12/11/13	88,191	$1,631,534	$1,631,534
HMH Publishing Co., Ltd.	06/22/12	47,825	566,058	771,182
HMH Publishing Co., Ltd. Expires 06/22/19	06/22/12	1,601	16	3,222
National Air Cargo Group, Inc.	08/20/10	2,066,353	2,066,353	2,066,353
Stanley-Martin Communities LLC	10/22/07	450	333,101	620,550
Sterling Entertainment Enterprises LLC	12/28/12	2,750,000	2,750,000	2,750,000

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	1,622,797	Citibank N.A.	01/22/14	$2,234,101	$(1,640)
EUR	2,080,000	Deutsche Bank AG	01/22/14	2,862,500	(1,071)
GBP	469,000	Barclays Bank plc	01/23/14	768,076	8,461

Contracts to Deliver
EUR	106,000	BNP Paribas S.A.	01/22/14	$145,817	$(6)
EUR	43,741,000	Barclays Bank plc	01/22/14	59,066,709	(1,107,221)
EUR	721,000	Citibank N.A.	01/22/14	976,382	(15,488)

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	1,310	Citibank N.A.	01/22/14	$1,764	$(38)
EUR	967,000	HSBC Bank plc	01/22/14	1,310,207	(20,083)
GBP	21,591,000	Barclays Bank plc	01/23/14	34,847,550	(901,328)
GBP	11,910	Citibank N.A.	01/23/14	19,000	(720)
GBP	1,025,000	Deutsche Bank AG	01/23/14	1,656,434	(40,690)

Net Unrealized Depreciation					$(2,079,824)

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
S&P 500 E-Mini Index Futures	03/21/14	(130)	USD	(11,679,182)	$(287,968)

Reverse Repurchase Agreements
Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Deutsche Bank Securities	0.59%	10/25/2013	Open	USD	1,021,250	$1,021,250
Deutsche Bank Securities	0.06%	12/12/2013	Open	USD	1,328,000	1,328,000
Deutsche Bank Securities	0.56%	10/11/2013	Open	USD	3,556,000	3,556,000
Deutsche Bank Securities	0.60%	12/12/2013	Open	USD	4,484,000	4,484,000
Deutsche Bank Securities	0.58%	10/17/2013	Open	USD	5,224,891	5,224,891
Deutsche Bank Securities	0.55%	1/2/2014	Open	USD	17,806,500	17,806,500
Barclays Bank plc	0.60%	1/2/2014	Open	USD	23,189,931	23,189,931

Total						$56,610,572

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments. Securities in the amount of $530,614 have been received at the custodian bank as collateral for reverse repurchase agreements.

Swap Agreements

Credit Default Swaps on corporate issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Appreciation
RadioShack Corp. 6.75% due 05/15/2019	(5.000%)	09/20/18	Deutsche Bank AG	16.291%	USD	147,315	$47,722	$45,668	$2,054
RadioShack Corp. 6.75% due 05/15/2019	(5.000%)	09/20/18	Deutsche Bank AG	16.291%	USD	147,315	47,721	46,403	1,318
RadioShack Corp. 6.75% due 05/15/2019	(5.000%)	09/20/18	Deutsche Bank AG	16.291%	USD	147,315	47,721	41,247	6,474

Totals							$143,164	$133,318	$9,846

Credit Default Swaps on corporate and sovereign issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CCO Holdings LLC / CCO Holdings Capital Corp. 7.25%, due 10/30/2017	8.000%	09/20/17	Deutsche Bank AG	1.978%	USD	1,500,000	$336,134	$—	$336,134

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Credit Default Swaps on corporate and sovereign issues—Sell Protection (d)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	09/20/15	Barclays Bank plc	20.272%	USD	572,099	$(127,570)	$(147,315)	$19,745
Caesars Entertainment Operating Co., Inc. 5.625%, due 06/01/2015	5.000%	12/20/15	Barclays Bank plc	21.333%	USD	3,793,890	(1,001,371)	(1,100,228)	98,857
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/16	Barclays Bank plc	22.137%	USD	377,047	(113,573)	(98,031)	(15,542)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/16	Barclays Bank plc	22.137%	USD	436,847	(131,585)	(100,475)	(31,110)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/16	Barclays Bank plc	22.137%	USD	3,000,000	(903,647)	(810,000)	(93,647)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	06/20/16	Barclays Bank plc	23.051%	USD	640,000	(217,987)	(144,800)	(73,187)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	09/20/16	Barclays Bank plc	23.770%	USD	2,114,804	(794,927)	(475,831)	(319,096)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/012015	5.000%	09/20/16	Deutsche Bank AG	23.770%	USD	1,500,000	(563,830)	(345,000)	(218,830)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	03/20/17	Barclays Bank plc	24.804%	USD	436,847	(189,984)	(146,344)	(43,640)
Caesars Entertainment Operating Co., Inc. 5.625% due 06/01/2015	5.000%	06/20/17	Deutsche Bank AG	25.052%	USD	828,299	(378,588)	(283,693)	(94,895)
RadioShack Corp. 6.75% due 05/15/2019	5.000%	09/20/15	Deutsche Bank AG	13.761%	USD	147,315	(19,355)	(23,570)	4,215
RadioShack Corp. 6.75% due 05/15/2019	5.000%	09/20/15	Deutsche Bank AG	13.761%	USD	147,315	(19,355)	(23,570)	4,215
RadioShack Corp. 6.75% due 05/15/2019	5.000%	09/20/15	Deutsche Bank AG	13.761%	USD	147,315	(19,356)	(19,152)	(204)
Smithfield’s Foods, Inc. 7.75% due 07/01/2017	5.000%	06/20/18	Credit Suisse International	2.059%	USD	464,250	57,830	59,538	(1,708)
Techem GmbH 6.125% due 10/01/2019	5.000%	09/20/18	Credit Suisse International	2.671%	EUR	700,000	98,191	77,889	20,302
Techem GmbH 6.125% due 10/01/2019	5.000%	09/20/18	Credit Suisse International	2.671%	EUR	241,000	33,806	27,744	6,062
Techem GmbH 6.125% due 10/01/2019	5.000%	12/20/18	Credit Suisse International	2.800%	EUR	235,788	32,586	25,951	6,635

Totals							$(3,922,581)	$(3,526,887)	$(395,694)

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$2,873,080	$—	$2,873,080
Aerospace/Defense	—	288,278	2,066,353	2,354,631
Airlines	—	12,872,978	—	12,872,978
Apparel	—	1,684,511	—	1,684,511
Auto Manufacturers	—	6,742,189	—	6,742,189
Auto Parts & Equipment	—	4,634,483	—	4,634,483
Banks	—	12,790,004	—	12,790,004
Building Materials	—	11,978,417	—	11,978,417
Chemicals	—	18,814,077	—	18,814,077
Coal	—	6,384,748	—	6,384,748
Commercial Services	—	48,944,236	—	48,944,236
Computers	—	2,674,175	—	2,674,175
Distribution/Wholesale	—	14,065,875	—	14,065,875
Diversified Financial Services	—	18,420,041	—	18,420,041
Electric	—	30,648,637	—	30,648,637
Electrical Components & Equipment	—	1,368,147	—	1,368,147
Electronics	—	2,923,004	—	2,923,004
Engineering & Construction	—	2,030,685	—	2,030,685
Entertainment	—	17,203,591	—	17,203,591
Environmental Control	—	2,278,002	—	2,278,002
Food	—	10,279,985	—	10,279,985
Food Service	—	685,501	—	685,501
Forest Products & Paper	—	3,694,800	—	3,694,800
Gas	—	4,985,630	—	4,985,630
Healthcare - Products	—	11,797,776	—	11,797,776
Healthcare - Services	—	22,023,144	—	22,023,144
Holding Companies - Diversified	—	2,787,518	—	2,787,518
Home Builders	—	23,724,126	—	23,724,126
Home Furnishings	—	1,682,069	—	1,682,069
Household Products/Wares	—	8,762,804	—	8,762,804
Housewares	—	463,320	—	463,320
Insurance	—	3,139,005	—	3,139,005
Internet	—	9,593,537	—	9,593,537
Iron/Steel	—	6,789,773	—	6,789,773
Leisure Time	—	4,890,202	—	4,890,202
Lodging	—	6,052,064	—	6,052,064
Machinery - Diversified	—	638,663	—	638,663

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Media	$—	$40,189,479	$2,750,000	$42,939,479
Metal Fabricate/Hardware	—	5,883,218	—	5,883,218
Mining	—	18,369,006	—	18,369,006
Miscellaneous Manufacturing	—	3,786,105	—	3,786,105
Oil & Gas	—	72,936,161	—	72,936,161
Oil & Gas Services	—	6,750,365	—	6,750,365
Packaging & Containers	—	10,731,539	—	10,731,539
Pharmaceuticals	—	11,898,620	—	11,898,620
Pipelines	—	18,400,519	—	18,400,519
Real Estate	—	13,012,914	0	13,012,914
Retail	—	22,574,210	—	22,574,210
Semiconductors	—	2,180,475	—	2,180,475
Shipbuilding	—	1,625,563	—	1,625,563
Software	—	26,831,375	—	26,831,375
Storage/Warehousing	—	2,556,500	—	2,556,500
Telecommunications	—	76,828,273	—	76,828,273
Textiles	—	1,112,651	—	1,112,651
Transportation	—	3,805,506	—	3,805,506
Total Corporate Bonds & Notes	—	681,081,554	4,816,353	685,897,907
Total Floating Rate Loans*	—	105,308,485	—	105,308,485
Common Stocks
Auto Components	8,579,388	—	—	8,579,388
Automobiles	8,391,061	—	—	8,391,061
Biotechnology	252,750	—	—	252,750
Capital Markets	15,260,363	—	—	15,260,363
Chemicals	2,879,362	—	0	2,879,362
Commercial Banks	—	7,243,275	—	7,243,275
Containers & Packaging	—	12,804	—	12,804
Diversified Telecommunication Services	1,279,035	—	189,005	1,468,040
Insurance	4,705,687	—	—	4,705,687
Machinery	—	—	620,550	620,550
Media	2,394,981	771,182	—	3,166,163
Metals & Mining	524,456	—	—	524,456
Oil, Gas & Consumable Fuels	—	—	1,631,534	1,631,534
Paper & Forest Products	253,592	1,588,140	—	1,841,732
Trading Companies & Distributors	1,480,937	—	—	1,480,937
Wireless Telecommunication Services	4,187,196	—	—	4,187,196
Total Common Stocks	50,188,808	9,615,401	2,441,089	62,245,298
Preferred Stocks
Commercial Banks	12,335,429	—	—	12,335,429
Diversified Financial Services	—	—	0	0
Internet Software & Services	—	163,034	—	163,034
Total Preferred Stocks	12,335,429	163,034	0	12,498,463
Convertible Preferred Stocks
Auto Components	992,722	6,953,249	—	7,945,971
Oil & Gas	—	1,011,375	—	1,011,375
Total Convertible Preferred Stocks	992,722	7,964,624	—	8,957,346
Total Convertible Bonds*	—	7,829,879	—	7,829,879
Total Asset-Backed Securities*	—	4,342,303	—	4,342,303
Total Warrant*	—	—	3,222	3,222
Short-Term Investments
Mutual Fund	83,573,666	—	—	83,573,666
Repurchase Agreement	—	8,963,000	—	8,963,000
Total Short-Term Investments	83,573,666	8,963,000	—	92,536,666
Total Investments	$147,090,625	$825,268,280	$7,260,664	$979,619,569

Collateral for securities loaned (Liability)	$—	$(83,573,666)	$—	$(83,573,666)

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$8,461	$—	$8,461
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,088,285)	—	(2,088,285)
Total Forward Contracts	$—	$(2,079,824)	$—	$(2,079,824)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(287,968)	$—	$—	$(287,968)
Swap Contracts
Swap Contracts at Value (Assets)	$—	$701,711	$—	$701,711
Swap Contracts at Value (Liabilities)	—	(4,481,128)	—	(4,481,128)
Total Swap Contracts	$—	$(3,779,417)	$—	$(3,779,417)
Total Reverse Repurchase Agreements (Liability)	$—	$(56,610,572)	$—	$(56,610,572)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation) from Investments Still Held at December 31, 2013
Corporate Bonds & Notes
Aerospace & Defense	$3,650,726	$—	$(24,297)	$—	$(1,560,076	)(a)	$—	$—	$2,066,353	$(13,845)
Media	—	—	—	—	—		2,750,000	—	2,750,000	—
Real Estate	0	—	—	—	—		—	—	0	—
Floating Rate Loans
Forest Products & Paper	1,700,160	1,187,264	(110,280)	83,579	(2,860,723)		—	—	—	—
Health Care - Services	2,018,090	40,330	(3,735)	—	(2,054,685)		—	—	—	—
Common Stocks
Chemicals	0	—	—	—	0		—	—	0	—
Diversified Telecommunications Services	354,186	(184,040)	94,018	—	(75,159)		—	—	189,005	(165,181)
Machinery	622,350	—	(1,800)	—	—		—	—	620,550	(1,800)
Oil, Gas & Combustable fuels	—	—	—	1,631,534	—		—	—	1,631,534	—
Preferred Stocks
Diversified Financial Services	0	—	—	—	—		—	—	0	—
Internet Software & Services	265	—	—	—	—		—	(265)	—	—
Warrants
Media	0	—	3,222	—	—		—	—	3,222	3,222
Software	0	(5)	5	—	—		—	—	—	—

Total	$8,345,777	$1,043,549	$(42,867)	$1,715,113	$(6,550,643)		$2,750,000	$(265)	$7,260,664	$(177,604)

(a)	Sales include principal reductions

Corporate Bonds & Notes in the amount of $2,750,000 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

Preferred Stocks in the amount of $265 were transferred out of Level 3 due to an increase in third party pricing information and observable inputs in determining the value of the investment.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$979,619,569
Cash	332,469
Cash denominated in foreign currencies (c)	45,167
Cash collateral (d)	6,910,000
Swap contracts at market value (e)	701,711
Unrealized appreciation on forward foreign currency exchange contracts	8,461
Receivable for:
Investments sold	6,603,655
Open futures cash collateral	15,000
Fund shares sold	66,391
Dividends and interest	13,774,868
Interest on swap contracts	31,037
Prepaid expenses	2,292

Total Assets	1,008,110,620
Liabilities
Reverse repurchase agreements	56,610,572
Swap contracts at value (f)	4,481,128
Cash collateral on repurchase agreements	315,000
Unrealized depreciation on forward foreign currency exchange contracts	2,088,285
Collateral for securities loaned	83,573,666
Payables for:
Investments purchased	11,819,742
Open cash collateral on swap contracts	780,000
Fund shares redeemed	332,162
Interest on reverse repurchase agreements	121,073
Variation margin on futures contracts	41,600
Interest on swap contracts	737
Accrued Expenses:
Management fees	429,810
Distribution and service fees	65,567
Deferred trustees’ fees	53,884
Other expenses	131,631

Total Liabilities	160,844,857

Net Assets	$847,265,763

Net assets consist of:
Paid in surplus	$728,143,409
Undistributed net investment income	53,669,309
Accumulated net realized gain	34,631,504
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	30,821,541

Net Assets	$847,265,763

Net Assets
Class A	$538,283,283
Class B	308,982,480
Capital Shares Outstanding*
Class A	60,721,004
Class B	35,188,040
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.86
Class B	8.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $946,083,236.
(b)	Includes securities loaned at value of $82,008,548.
(c)	Identified cost of cash denominated in foreign currencies was $45,147.
(d)	Includes collateral of $6,270,000 for swap contracts and $640,000 for futures contracts.
(e)	Net premium paid on swap contracts was $324,440.
(f)	Net premium received on swap contracts was $3,718,009.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$1,416,338
Interest	57,699,602
Securities lending income	542,228

Total investment income	59,658,168
Expenses
Management fees	5,207,659
Administration fees	21,139
Custodian and accounting fees	284,362
Distribution and service fees—Class B	783,898
Interest expense	262,254
Audit and tax services	70,151
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	52,179
Insurance	5,846
Miscellaneous	20,342

Total expenses	6,761,604

Net Investment Income	52,896,564

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	43,338,661
Futures contracts	(4,781,798)
Swap contracts	1,221,648
Foreign currency transactions	(2,377,892)

Net realized gain	37,400,619

Net change in unrealized depreciation on:
Investments	(7,454,683)
Futures contracts	(287,968)
Swap contracts	(1,292,270)
Foreign currency transactions	(1,457,355)

Net change in unrealized depreciation	(10,492,276)

Net realized and unrealized gain	26,908,343

Net Increase in Net Assets From Operations	$79,804,907

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$52,896,564	$58,544,249
Net realized gain	37,400,619	26,249,592
Net change in unrealized appreciation (depreciation)	(10,492,276)	46,098,314

Increase in net assets from operations	79,804,907	130,892,155

From Distributions to Shareholders
Net investment income
Class A	(34,767,466)	(39,965,903)
Class B	(21,805,323)	(21,123,189)
Net realized capital gains
Class A	(13,650,688)	(7,088,726)
Class B	(8,859,543)	(3,859,774)

Total distributions	(79,083,020)	(72,037,592)

Increase (decrease) in net assets from capital share transactions	(68,008,509)	66,856,331

Total Increase (Decrease) in Net Assets	(67,286,622)	125,710,894

Net Assets
Beginning of period	914,552,385	788,841,491

End of period	$847,265,763	$914,552,385

Undistributed net investment income
End of period	$53,669,309	$55,850,695

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	19,515,643	$168,265,167	7,628,922	$65,207,609
Reinvestments	5,784,726	48,418,154	5,787,777	47,054,629
Redemptions	(30,621,408)	(271,693,816)	(9,407,848)	(80,237,933)

Net increase (decrease)	(5,321,039)	$(55,010,495)	4,008,851	$32,024,305

Class B
Sales	10,678,244	$91,286,248	15,497,271	$131,297,831
Reinvestments	3,690,116	30,664,866	3,095,782	24,982,963
Redemptions	(15,888,593)	(134,949,128)	(14,490,468)	(121,448,768)

Net increase (decrease)	(1,520,233)	$(12,998,014)	4,102,585	$34,832,026

Increase (decrease) derived from capital shares transactions		$(68,008,509)		$66,856,331

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$8.93	$8.36	$8.70	$8.02	$5.80

Income (Loss) from Investment Operations
Net investment income (a)	0.54	0.59	0.59	0.63	0.77
Net realized and unrealized gain (loss) on investments	0.26	0.73	(0.35)	0.62	1.85

Total from investment operations	0.80	1.32	0.24	1.25	2.62

Less Distributions
Distributions from net investment income	(0.62)	(0.64)	(0.58)	(0.57)	(0.40)
Distributions from net realized capital gains	(0.25)	(0.11)	0.00	0.00	0.00

Total distributions	(0.87)	(0.75)	(0.58)	(0.57)	(0.40)

Net Asset Value, End of Period	$8.86	$8.93	$8.36	$8.70	$8.02

Total Return (%) (b)	9.52	16.80 (c)	2.50	16.10	47.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	0.65	0.65	0.65	0.67
Ratio of expenses to average net assets excluding interest expense (%)	0.66	0.65	0.65	0.65	0.67
Net ratio of expenses to average net assets excluding interest expense (%)	0.66	0.65	0.65	0.65	0.67
Ratio of net investment income to average net assets (%)	6.18	6.90	6.91	7.60	11.24
Portfolio turnover rate (%)	108	85	99	99	92
Net assets, end of period (in millions)	$538.3	$589.6	$518.4	$679.1	$563.4

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$8.85	$8.29	$8.64	$7.98	$5.78

Income (Loss) from Investment Operations
Net investment income (a)	0.51	0.56	0.56	0.60	0.77
Net realized and unrealized gain (loss) on investments	0.27	0.74	(0.34)	0.62	1.83

Total from investment operations	0.78	1.30	0.22	1.22	2.60

Less Distributions
Distributions from net investment income	(0.60)	(0.63)	(0.57)	(0.56)	(0.40)
Distributions from net realized capital gains	(0.25)	(0.11)	0.00	0.00	0.00

Total distributions	(0.85)	(0.74)	(0.57)	(0.56)	(0.40)

Net Asset Value, End of Period	$8.78	$8.85	$8.29	$8.64	$7.98

Total Return (%) (b)	9.33	16.54 (c)	2.34	15.77	46.65

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.94	0.90	0.90	0.90	0.92
Ratio of expenses to average net assets excluding interest expense (%)	0.91	0.90	0.90	0.90	0.92
Net ratio of expenses to average net assets excluding interest expense (%)	0.91	0.90	0.90	0.90	0.92
Ratio of net investment income to average net assets (%)	5.94	6.65	6.66	7.29	10.88
Portfolio turnover rate (%)	108	85	99	99	92
Net assets, end of period (in millions)	$309.0	$324.9	$270.4	$238.0	$109.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	In 2012 0.00% and 0.13% of the Portfolio’s total return for Class A and Class B, respectively, consists of a voluntary reimbursement by the subadvisor for a realized loss. Excluding this item, total return would have been 16.80% and 16.41% for Class A and Class B, respectively.

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-29

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-30

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, paydown gains and losses and defaulted bonds. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $8,963,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities. For the year ended December 31, 2013, the Portfolio had an outstanding reverse repurchase agreement balance of 205 days. The average amount of borrowings was $78,801,900 and the weighted average interest rate was 0.59% during the 205 day period.

MIST-31

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The following table is a summary of open reverse repurchase agreements by counterparty which are subject to offset under a MRA on a net basis as of December 31, 2013:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount
Barclays Bank	$23,189,931	($23,189,931)	$—
Deutsche Bank Securities, Inc.	33,420,641	(33,420,641)	—

	$56,610,572	($56,610,572)	$—

[1]	Collateral with a value of $63,195,054 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged from the individual open repurchase agreements is not shown for financial reporting purposes.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MIST-32

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective

MIST-33

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap

MIST-34

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Credit	Swap contracts at market value (a)	$701,711	Swap contracts at market value (a)	$4,481,128
Equity			Unrealized depreciation on futures contracts* (b)	287,968
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	8,461	Unrealized depreciation on forward foreign currency exchange contracts	2,088,285

Total		$710,172		$6,857,381

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Excludes interest receivable on swap contracts of $31,307 and interest payable on swap contracts of $737.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-35

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$8,461	$(8,461)	$—	$—
Credit Suisse International	222,413	—	—	222,413
Deutsche Bank AG	479,298	(479,298)	—	—

	$710,172	$(487,759)	$—	$222,413

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$5,489,193	$(8,461)	$(4,890,000)	$590,732
BNP Paribas S.A.	6	—	—	6
Citibank N.A.	17,886	—	—	17,886
Deutsche Bank AG	1,042,245	(479,298)	(562,947)	—
HSBC Bank plc	20,083	—	—	20,083

	$6,569,413	$(487,759)	$(5,452,947)	$628,707

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(3,376,567)	$(3,376,567)
Futures contracts	2,694	—	(4,784,492)	—	(4,781,798)
Swap contracts	—	1,221,648	—	—	1,221,648

	$2,694	$1,221,648	$(4,784,492)	$(3,376,567)	$(6,936,717)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(1,451,914)	$(1,451,914)
Futures contracts	—	—	(287,968)	—	(287,968)
Swap contracts	—	(1,292,270)	—	—	(1,292,270)

	$—	$(1,292,270)	$(287,968)	$(1,451,914)	$(3,032,152)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward Foreign currency transactions	$94,223,219
Futures contracts short	(542,920)
Swap contracts	13,509,409

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies

MIST-36

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$974,860,851	$0	$1,044,451,717

MIST-37

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$5,207,659	0.600%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$67,414,452	$61,075,322	$11,668,568	$10,962,270	$79,083,020	$72,037,592

MIST-38

Met Investors Series Trust

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$70,571,632	$18,799,344	$29,805,261	$—	$119,176,237

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-39

Met Investors Series Trust

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-40

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-41

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-42

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the BlackRock High Yield Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-43

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the BlackRock High Yield Portfolio’s performance, the Board considered that the Portfolio outperformed the median of both of its Performance Universes and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, for the one- and three-year periods ended October 31, 2013 and underperformed its benchmark for the five-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MIST-44

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the BlackRock High Yield Portfolio, the Board considered that the Portfolio’s actual management fees were slightly above the Expense Group median but below the Expense Universe median and Sub-Advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the BlackRock High Yield Portfolio, the Board noted that the Portfolio’s advisory and sub-advisory fees do not contain breakpoints. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-45

Met Investors Series Trust

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-46

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned 3.76%, 3.55%, and 3.63%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 4.39%.

MARKET ENVIRONMENT / CONDITIONS

Global property stocks generated a mid-single digit positive total return over the past twelve months, with positive performance generated in each of the major geographic regions. The positive returns were due in large part to continued improving real estate fundamentals, strong earnings growth, rising dividends, and access to attractively priced capital which in turn helped to fuel value creation via transaction and development activities. Real estate values generally rose during the year. Property shares performed better than bonds but lagged general equities for the first time in years. Performance for the year was very much a “tale of two markets” as returns were robust during a declining interest rate environment during the first part of the year, only to reverse as interest rates moved higher on “tapering” comments by the U.S. Federal Reserve (“Fed”) in mid-May combined with subsequent positive economic news. Total return was strongest in Europe, due to the significant outperformance produced by U.K. property companies. Japan was a notable outperformer as well, benefiting from the prospects of improved economic growth.

Though 2013 real Gross Domestic Product (“GDP”) underperformed expectations at the start of the year, investor’s expectations for economic growth for 2014 have generally increased. Global economic growth prospects appear to be improving despite a sense that the recovery has taken longer and been more tepid than projected several years ago. Projected global GDP growth for 2013 and 2014 is in the 2% and 3% range, respectively. Longer-term interest rates are expected to rise in conjunction with an improving economic landscape despite an effort by central banks globally to maintain accommodative monetary policy, with policy rates remaining at or near zero for many major global economic players, including the U.S., the Eurozone and Japan. Forward yield curves imply that interest rates on 10-year sovereign debt are expected to be generally higher one year from now in many major capital markets. It’s increasingly clear that economic conditions are gradually improving, arguably with more visibility than in recent years and this is causing interest rates to generally move higher in anticipation of further improvement.

PORTFOLIO REVIEW / PERIOD END POSITIONING

While our orientation to growth stocks added value during the year, the Portfolio underperformed during the first quarter of the year as investors favored higher-yielding stocks. Relative performance began to improve in the second quarter following Fed Chairman Bernanke’s tapering comments, led primarily by the outperformance of Portfolio holdings in the U.S. as well as in Japan, as these markets were the two largest contributors to relative performance in 2013. Stock selection in Hong Kong and the U.K. detracted from relative performance for the year. Asset allocation decisions added value, led by positioning decisions in the Americas, which benefited from an underweight to the underperforming Canadian market. Asset allocation was also positive in Europe as the result of good positioning on the Continent as well as in the U.K. that was largely the result of increasing our allocation to the region during the second half of the year. Meanwhile, asset allocation in the Asia-Pacific region was negatively impacted by the drag of an overweight to the underperforming Hong Kong market.

The case for investment in listed property remains strong, particularly following a year of modest returns. The investment case for property companies remains solid based on: (1) improving earnings, which have generally consistently met or exceeded expectations and are underpinned by contractual lease obligations; (2) attractive absolute and relative level of the dividend yield which is growing; (3) valuations that remain attractive relative to our estimate of inherent private market real estate values; (4) continued access by property companies to attractively priced capital, which has provided a competitive advantage versus many private owners of real estate; and (5) a robust commercial property sales transaction market in which listed property companies are actively involved.

The Portfolio did not hold any derivative instruments during the period.

Our Portfolio positioning is focused on companies, geographies and property sectors which stand to benefit the most from improving economic conditions. In the U.S., we remain overweight the lodging, central business district (“CBD”) office, industrial and mall sectors and are more cautious on the storage, net lease and healthcare sectors. Positioning emphasizes property types which can more quickly benefit from improving economic conditions and/or property types whose shares outperform in anticipation of this improvement. We remain overweight the lodging sector given that lodging cash flows respond most quickly to improving demand. Office investments are concentrated in coastal CBD markets with a bias toward the west coast plus mid-town Manhattan. Positioning favors west coast markets including San Francisco, Seattle, San Diego and west Los Angeles, and noticeably excludes the Washington D.C. market, which is beset by continued soft demand from the government sector. Retail holdings are primarily focused on the higher quality regional mall companies which continue to generate strong internal growth, despite decelerating retail sales which have weighed on the shares. We remain cautious on healthcare and net lease property types, which generally generate slower growth “bond-like” earnings. Overall, Portfolio positioning is positive on U.S. Real Estate Investment Trusts (“REIT’s”), which offer an attractive combination of yield and growth in an improving macro-economic environment.

European positions have been increased in recent months on the underwriting belief that much of the poor macro-economic news is reflected in the valuation of property stocks and the “tail risks” of a

MIST-1

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities LLC

Portfolio Manager Commentary*—(Continued)

euro-zone collapse have diminished further, particularly as economic and property company releases have demonstrated signs of improvement. While significant long-term risks remain in the euro zone—risks which occasionally flare up and which current Portfolio positioning reflects—select property companies are proving that they can steadily grow cash flow per share in this environment. Investments are focused on those with higher growth characteristics, such as London office companies, as well as those with more value via current yield, including many companies in the euro zone,

In the Asia-Pacific region, we maintain an overweight position in the major Tokyo-based real estate companies. While Japanese property companies’ share prices have performed exceptionally well over the past year, they remain attractively valued on a Net Asset Value (“NAV”) basis with discounts to NAV still in-line to cheaper than the long-term average discount of approximately 20%. We expect solid NAV growth for at least the next two years as cap rate compression continues and rents and occupancy levels climb.

We believe that global property stocks offer investors an attractive investment option, anchored by current yield via a growing dividend and underpinned by increasing real estate cash flows derived from improving economic and commercial property fundamentals.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA /NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
Clarion Global Real Estate Portfolio
Class A	3.76	14.29	7.29
Class B	3.55	14.02	7.03
Class E	3.63	14.15	7.14
FTSE EPRA/NAREIT Developed Index	4.39	16.06	8.97

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

2 Inception of Class A, B and E shares is 5/1/2004. Index returns are based on an inception date of 5/1/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Mitsui Fudosan Co., Ltd.	4.1
Mitsubishi Estate Co., Ltd.	3.9
Simon Property Group, Inc. (REIT)	3.9
Unibail-Rodamco SE (REIT)	3.2
Host Hotels & Resorts, Inc. (REIT)	2.9
Sumitomo Realty & Development Co., Ltd.	2.6
ProLogis, Inc. (REIT)	2.4
Equity Residential (REIT)	2.3
Vornado Realty Trust (REIT)	2.3
Health Care REIT, Inc. (REIT)	2.1

Top Countries

% of Market Value of Total Investments
United States	48.0
Japan	17.6
Hong Kong	7.4
United Kingdom	6.3
France	6.1
Australia	6.0
Singapore	3.0
Canada	1.8
Netherlands	1.5
Sweden	0.8

MIST-3

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.66%	$1,000.00	$1,028.60	$3.37
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B	Actual	0.91%	$1,000.00	$1,027.80	$4.65
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

Class E	Actual	0.81%	$1,000.00	$1,027.70	$4.14
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Australia—6.0%
Dexus Property Group (REIT) (a)	15,600,303	$14,004,078
Federation Centres, Ltd. (REIT) (a)	4,911,608	10,265,672
Goodman Group (REIT)	4,654,383	19,712,836
Investa Office Fund (REIT) (a)	2,404,900	6,722,913
Mirvac Group (REIT) (a)	14,952,146	22,437,925
Stockland (REIT) (a)	2,822,800	9,126,323
Westfield Group (REIT)	1,204,104	10,852,516
Westfield Retail Trust (REIT)	4,740,715	12,576,039

		105,698,302

Canada—1.8%
Boardwalk Real Estate Investment Trust (REIT)	146,900	8,276,738
Calloway Real Estate Investment Trust (REIT)	310,800	7,361,476
Canadian Real Estate Investment Trust (REIT)	79,800	3,258,109
RioCan Real Estate Investment Trust (REIT)	594,000	13,851,146

		32,747,469

China—0.2%
Country Garden Holdings Co., Ltd.	7,245,268	4,369,144

France—6.1%
Fonciere Des Regions (REIT)	69,489	6,002,690
Gecina S.A. (REIT)	59,700	7,889,451
ICADE (REIT) (a)	117,921	10,998,929
Klepierre (REIT)	500,850	23,213,691
Mercialys S.A. (REIT)	169,560	3,562,495
Unibail-Rodamco SE (REIT)	222,504	57,109,372

		108,776,628

Germany—0.7%
LEG Immobilien AG (b)	206,400	12,195,800

Hong Kong—7.4%
China Overseas Land & Investment, Ltd. (a)	2,427,300	6,855,937
Hongkong Land Holdings, Ltd.	2,977,645	17,628,135
Link REIT (The) (REIT)	4,310,000	21,025,746
New World Development Co., Ltd.	6,438,400	8,168,415
Sino Land Co., Ltd.	4,805,162	6,580,945
Sun Hung Kai Properties, Ltd.	2,295,600	29,263,300
Swire Properties, Ltd.	2,347,000	5,936,203
Wharf Holdings, Ltd.	4,601,780	35,172,149

		130,630,830

Japan—17.7%
Activia Properties, Inc. (REIT) (a)	612	4,821,911
GLP J-REIT (REIT)	3,554	3,475,614
Hulic Co., Ltd. (a)	585,610	8,690,527
Japan Real Estate Investment Corp. (REIT)	4,984	26,735,849
Japan Retail Fund Investment Corp. (REIT)	13,145	26,767,156
Kenedix Realty Investment Corp. (REIT)	2,031	9,639,867
Mitsubishi Estate Co., Ltd.	2,314,856	69,368,882
Mitsui Fudosan Co., Ltd.	2,034,774	73,398,826
Nippon Building Fund, Inc. (REIT) (a)	1,466	8,533,888
Nippon Prologis REIT, Inc. (REIT)	1,089	10,411,443
Orix JREIT, Inc. (REIT)	1,496	1,871,419

Japan—(Continued)
Sumitomo Realty & Development Co., Ltd. (a)	911,600	45,436,994
Tokyo Tatemono Co., Ltd. (a)	997,300	11,109,699
United Urban Investment Corp. (REIT) (a)	8,367	12,034,374

		312,296,449

Netherlands—1.5%
Corio NV (REIT)	81,810	3,672,626
Eurocommercial Properties NV	232,157	9,877,972
Nieuwe Steen Investments NV (REIT)	2,062,240	13,054,138

		26,604,736

Singapore—3.0%
Ascendas Real Estate Investment Trust (REIT)	2,535,200	4,428,551
CapitaCommercial Trust (REIT) (a)	12,496,000	14,378,921
CapitaLand, Ltd. (a)	703,111	1,692,809
CapitaMalls Asia, Ltd.	4,844,400	7,548,135
Global Logistic Properties, Ltd.	10,622,600	24,373,494

		52,421,910

Sweden—0.8%
Castellum A.B.	583,130	9,088,613
Hufvudstaden A.B. - A Shares	405,248	5,436,239

		14,524,852

Switzerland—0.6%
PSP Swiss Property AG (b)	122,532	10,404,178

United Kingdom—6.4%
British Land Co. plc (REIT)	1,667,740	17,382,709
Derwent London plc (REIT)	443,740	18,370,537
Great Portland Estates plc (REIT)	1,735,558	17,270,262
Hammerson plc (REIT)	2,108,113	17,532,439
Land Securities Group plc (REIT)	2,284,426	36,468,894
Safestore Holdings plc (REIT)	2,113,000	5,635,445

		112,660,286

United States—46.4%
American Homes 4 Rent (REIT) - Class A	196,900	3,189,780
AvalonBay Communities, Inc. (REIT)	191,598	22,652,632
BioMed Realty Trust, Inc. (REIT)	734,000	13,300,080
Boston Properties, Inc. (REIT)	257,800	25,875,386
Brandywine Realty Trust (REIT) (a)	787,600	11,097,284
BRE Properties, Inc. (REIT) (a)	305,846	16,732,835
Brixmor Property Group, Inc. (REIT)	450,100	9,150,533
DDR Corp. (REIT) (a)	1,196,000	18,382,520
Douglas Emmett, Inc. (REIT)	565,700	13,175,153
Duke Realty Corp. (REIT)	1,250,300	18,804,512
Equity Residential (REIT)	785,800	40,759,446
Essex Property Trust, Inc. (REIT)	90,790	13,029,273
Extended Stay America, Inc. (b)	161,800	4,248,868
Federal Realty Investment Trust (REIT) (a)	34,034	3,451,388
General Growth Properties, Inc. (REIT) (a)	1,609,532	32,303,307
HCP, Inc. (REIT)	259,600	9,428,672
Health Care REIT, Inc. (REIT)	701,400	37,573,998
Healthcare Realty Trust, Inc. (REIT)	428,500	9,131,335

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Healthcare Trust of America, Inc. (REIT) - Class A (a)	484,900	$4,771,416
Highwoods Properties, Inc. (REIT) (a)	269,178	9,736,168
Hilton Worldwide Holdings, Inc. (a) (b)	780,300	17,361,675
Host Hotels & Resorts, Inc. (REIT)	2,605,271	50,646,468
Kilroy Realty Corp. (REIT) (a)	484,100	24,292,138
Kimco Realty Corp. (REIT)	1,030,100	20,344,475
Lexington Realty Trust (REIT) (a)	926,800	9,462,628
Liberty Property Trust (REIT)	645,800	21,873,246
Macerich Co. (The) (REIT)	455,188	26,806,021
Pebblebrook Hotel Trust (REIT) (a)	295,900	9,101,884
Post Properties, Inc. (REIT)	362,900	16,413,967
ProLogis, Inc. (REIT)	1,132,868	41,859,473
Public Storage (REIT)	136,500	20,545,980
Ramco-Gershenson Properties Trust (REIT) (a)	328,400	5,169,016
Senior Housing Properties Trust (REIT) (a)	524,000	11,648,520
Simon Property Group, Inc. (REIT)	450,173	68,498,324
SL Green Realty Corp. (REIT)	369,960	34,176,905
Starwood Hotels & Resorts Worldwide, Inc.	156,800	12,457,760
Strategic Hotels & Resorts, Inc. (REIT) (b)	990,000	9,355,500
Sunstone Hotel Investors, Inc. (REIT)	586,300	7,856,420
Tanger Factory Outlet Centers, Inc. (REIT)	192,720	6,170,894
Taubman Centers, Inc. (REIT)	173,613	11,097,343
UDR, Inc. (REIT)	1,060,475	24,762,091
Ventas, Inc. (REIT)	121,679	6,969,773
Vornado Realty Trust (REIT)	448,569	39,828,442
Weyerhaeuser Co. (REIT)	240,700	7,598,899

		821,092,428

Total Common Stocks (Cost $1,517,307,398)		1,744,423,012

Short-Term Investments—9.0%

Mutual Fund—7.3%
State Street Navigator Securities Lending MET Portfolio (c)	128,715,360	128,715,360

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $30,060,000 on 01/02/14, collateralized by $30,540,000 U.S. Treasury Note at 0.625% due 07/15/16 with a value of $30,662,924.	30,060,000	30,060,000

Total Short-Term Investments (Cost $158,775,360)		158,775,360

Total Investments—107.6% (Cost $1,676,082,758) (d)		1,903,198,372
Other assets and liabilities (net)—(7.6)%		(134,218,049)

Net Assets—100.0%		$1,768,980,323

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $130,408,808 and the collateral received consisted of cash in the amount of $128,715,360 and non-cash collateral with a value of $6,526,338. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,736,586,786. The aggregate unrealized appreciation and depreciation of investments were $207,402,977 and $(40,791,391), respectively, resulting in net unrealized appreciation of $166,611,586 for federal income tax purposes.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2013 (Unaudited)	% of Net Assets
Retail REIT’s	23.7
Diversified Real Estate Activities	15.5
Diversified REIT’s	14.5
Office REIT’s	12.7
Specialized REIT’s	10.4
Residential REIT’s	8.2
Real Estate Operating Companies	6.0
Industrial REIT’s	4.5
Hotels, Resorts & Cruise Lines	1.9
Real Estate Development	1.0

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$105,698,302	$—	$105,698,302
Canada	32,747,469	—	—	32,747,469
China	—	4,369,144	—	4,369,144
France	13,308,788	95,467,840	—	108,776,628
Germany	—	12,195,800	—	12,195,800
Hong Kong	—	130,630,830	—	130,630,830
Japan	—	312,296,449	—	312,296,449
Netherlands	—	26,604,736	—	26,604,736
Singapore	—	52,421,910	—	52,421,910
Sweden	—	14,524,852	—	14,524,852
Switzerland	—	10,404,178	—	10,404,178
United Kingdom	—	112,660,286	—	112,660,286
United States	821,092,428	—	—	821,092,428
Total Common Stocks	867,148,685	877,274,327	—	1,744,423,012
Short-Term Investments
Mutual Fund	128,715,360	—	—	128,715,360
Repurchase Agreement	—	30,060,000	—	30,060,000
Total Short-Term Investments	128,715,360	30,060,000	—	158,775,360
Total Investments	$995,864,045	$907,334,327	$—	$1,903,198,372

Collateral for Securities Loaned (Liability)	$—	$(128,715,360)	$—	$(128,715,360)

As of December 31, 2013, there were no securities designated as Level 3. The security that was designated as Level 3 at December 31, 2012 was no longer held by the Portfolio as of December 31, 2013. The Level 3 security had comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward of the Level 3 security held at December 31, 2012 has not been presented.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$1,903,198,372
Cash	916
Cash denominated in foreign currencies (c)	396,349
Receivable for:
Investments sold	598,286
Fund shares sold	958,064
Dividends	6,457,037
Prepaid expenses	4,646

Total Assets	1,911,613,670
Liabilities
Collateral for securities loaned	128,715,360
Payables for:
Investments purchased	12,112,146
Fund shares redeemed	500,425
Accrued expenses:
Management fees	883,802
Distribution and service fees	115,302
Deferred trustees’ fees	53,884
Other expenses	252,428

Total Liabilities	142,633,347

Net Assets	$1,768,980,323

Net assets consist of:
Paid in surplus	$1,953,312,974
Distributions in excess on net investment income	(14,766,382)
Accumulated net realized loss	(396,668,969)
Unrealized appreciation on investments and foreign currency transactions	227,102,700

Net Assets	$1,768,980,323

Net Assets
Class A	$1,200,039,347
Class B	526,247,933
Class E	42,693,043
Capital Shares Outstanding*
Class A	107,678,179
Class B	47,458,725
Class E	3,836,414
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.14
Class B	11.09
Class E	11.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,676,082,758.
(b)	Includes securities loaned at value of $130,408,808.
(c)	Identified cost of cash denominated in foreign currencies was $396,346.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$47,390,143
Interest	940
Securities lending income	481,085

Total investment income	47,872,168
Expenses
Management fees	10,388,974
Administration fees	41,920
Custodian and accounting fees	545,823
Distribution and service fees—Class B	1,343,640
Distribution and service fees—Class E	64,905
Audit and tax services	49,292
Legal	23,321
Trustees’ fees and expenses	30,452
Shareholder reporting	182,609
Insurance	10,669
Miscellaneous	21,944

Total expenses	12,703,549
Less broker commission recapture	(159,780)

Net expenses	12,543,769

Net Investment Income	35,328,399

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	115,807,470
Foreign currency transactions	(381,023)

Net realized gain	115,426,447

Net change in unrealized appreciation (depreciation) on:
Investments	(90,637,119)
Foreign currency transactions	9,444

Net change in unrealized depreciation	(90,627,675)

Net realized and unrealized gain	24,798,772

Net Increase in Net Assets From Operations	$60,127,171

(a)	Net of foreign withholding taxes of $2,434,853.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$35,328,399	$38,398,108
Net realized gain	115,426,447	97,229,356
Net change in unrealized appreciation (depreciation)	(90,627,675)	225,238,437

Increase in net assets from operations	60,127,171	360,865,901

From Distributions to Shareholders
Net investment income
Class A	(80,780,804)	(24,066,761)
Class B	(36,595,373)	(10,023,626)
Class E	(2,984,361)	(824,628)

Total distributions	(120,360,538)	(34,915,015)

Increase (decrease) in net assets from capital share transactions	188,328,915	(103,030,921)

Total increase in net assets	128,095,548	222,919,965

Net Assets
Beginning of period	1,640,884,775	1,417,964,810

End of period	$1,768,980,323	$1,640,884,775

Undistributed (distributions in excess of) Net Investment Income
End of period	$(14,766,382)	$34,361,434

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	13,771,107	$161,126,875	5,757,957	$59,957,042
Reinvestments	6,916,165	80,780,804	2,371,110	24,066,761
Redemptions	(6,954,377)	(81,838,491)	(14,963,083)	(158,311,844)

Net increase (decrease)	13,732,895	$160,069,188	(6,834,016)	$(74,288,041)

Class B
Sales	6,422,374	$72,661,651	3,835,940	$39,996,260
Reinvestments	3,143,932	36,595,373	989,500	10,023,626
Redemptions	(7,402,764)	(83,620,087)	(7,351,738)	(76,826,226)

Net increase (decrease)	2,163,542	$25,636,937	(2,526,298)	$(26,806,340)

Class E
Sales	584,704	$6,696,848	319,143	$3,368,531
Reinvestments	255,510	2,984,361	81,244	824,628
Redemptions	(619,786)	(7,058,419)	(581,959)	(6,129,699)

Net increase (decrease)	220,428	$2,622,790	(181,572)	$(1,936,540)

Increase (decrease) derived from capital shares transactions		$188,328,915		$(103,030,921)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.50	$9.32	$10.23	$9.58	$7.40

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.27	0.23	0.27	0.24
Net realized and unrealized gain (loss) on investments	0.23	2.15	(0.73)	1.20	2.21

Total from investment operations	0.47	2.42	(0.50)	1.47	2.45

Less Distributions
Distributions from net investment income	(0.83)	(0.24)	(0.41)	(0.82)	(0.27)

Total distributions	(0.83)	(0.24)	(0.41)	(0.82)	(0.27)

Net Asset Value, End of Period	$11.14	$11.50	$9.32	$10.23	$9.58

Total Return (%) (b)	3.76	26.30	(5.28)	16.28	35.12

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.65	0.66	0.67	0.69	0.73
Ratio of net investment income to average net assets (%)	2.12	2.54	2.35	2.86	3.16
Portfolio turnover rate (%)	36	43	31	55	66
Net assets, end of period (in millions)	$1,200.0	$1,080.7	$939.0	$859.6	$727.0

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.45	$9.28	$10.20	$9.55	$7.37

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.24	0.21	0.24	0.22
Net realized and unrealized gain (loss) on investments	0.23	2.14	(0.74)	1.21	2.21

Total from investment operations	0.44	2.38	(0.53)	1.45	2.43

Less Distributions
Distributions from net investment income	(0.80)	(0.21)	(0.39)	(0.80)	(0.25)

Total distributions	(0.80)	(0.21)	(0.39)	(0.80)	(0.25)

Net Asset Value, End of Period	$11.09	$11.45	$9.28	$10.20	$9.55

Total Return (%) (b)	3.55	25.99	(5.59)	16.10	34.74

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	0.91	0.92	0.94	0.98
Ratio of net investment income to average net assets (%)	1.86	2.29	2.09	2.60	2.90
Portfolio turnover rate (%)	36	43	31	55	66
Net assets, end of period (in millions)	$526.2	$518.7	$443.6	$461.3	$388.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.49	$9.31	$10.22	$9.57	$7.38

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.25	0.22	0.25	0.23
Net realized and unrealized gain (loss) on investments	0.24	2.15	(0.74)	1.21	2.22

Total from investment operations	0.46	2.40	(0.52)	1.46	2.45

Less Distributions
Distributions from net investment income	(0.82)	(0.22)	(0.39)	(0.81)	(0.26)

Total distributions	(0.82)	(0.22)	(0.39)	(0.81)	(0.26)

Net Asset Value, End of Period	$11.13	$11.49	$9.31	$10.22	$9.57

Total Return (%) (b)	3.63	26.13	(5.41)	16.14	34.96

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.81	0.82	0.84	0.88
Ratio of net investment income to average net assets (%)	1.96	2.38	2.17	2.68	3.02
Portfolio turnover rate (%)	36	43	31	55	66
Net assets, end of period (in millions)	$42.7	$41.5	$35.3	$41.9	$40.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), REIT adjustments and broker commission recapture. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $30,060,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-14

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$707,431,746	$0	$605,960,349

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with CBRE Clarion Securities LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

MIST-15

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$10,388,974	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$120,360,538	$34,915,015	$—	$—	$120,360,538	$34,915,015

MIST-16

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$32,864,827	$—	$166,597,966	$(383,741,558)	$(184,278,765)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $72,635,445.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total
$64,711,670	$231,334,681	$87,695,207	$383,741,558

MIST-17

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Clarion Global Real Estate Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Clarion Global Real Estate Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clarion Global Real Estate Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Clarion Global Real Estate Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-21

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Clarion Global Real Estate Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three- and five-year periods ended June 30, 2013 and underperformed the median of its Performance Universe for the one-year period ended June 30, 2013. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and five- year periods ended June 30, 2013 but outperformed the Index for the three-year period ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

MIST-22

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Clarion Global Real Estate Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Clarion Global Real Estate Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-23

Met Investors Series Trust

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-24

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed By ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the ClearBridge Aggressive Growth Portfolio returned 45.90%, 45.60%, and 45.85%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 34.23%.

MARKET ENVIRONMENT / CONDITIONS

The end of 2013 marks the close of one of the strongest years in the Portfolio’s history. As 2013 progressed, the highly correlated stock market rally of 2011 and 2012 gave way to a more selective, stock pickers’ market.

The U.S. stock market, as measured by the broad S&P 500 Index, gained 32.39% for the period. The Index’s leading performers for the period included the Consumer Discretionary, Health Care, and Industrials sectors, while the Telecommunication Services (Telecom), Utilities, and Energy sectors underperformed.

We did not see a material increase in stock market volatility over the course of the year and the averages only witnessed one correction of more than 5%. The market gyrated rapidly due to speculation over the timing of the Federal Reserve’s “taper,” the debt ceiling debate and the federal government’s shutdown, violence in Syria and concerns about Iran, yet stocks still managed to “climb the wall of worry” over the course of the year and reach record levels despite these issues.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the one year period ended December 31, 2013, relative to the benchmark Russell 3000 Growth Index, both overall stock selection and overall sector allocation made positive contributions to the Portfolio’s outperformance. In particular, stock selection in the Health Care and Information Technology (IT) sectors made significant contributions. An overweight to the Health Care sector and underweights to the IT, Consumer Staples, Telecom, Financials, and Materials sectors also contributed significantly to relative performance for the period.

Leading individual contributors to relative Portfolio performance during the period included Biogen Idec, Inc., UnitedHealth Group, Inc., Comcast Corp., Seagate Technology plc, and Core Laboratories NV (Netherlands).

Biogen Idec, Inc. is a biotechnology company in the Health Care sector that produces therapies in the areas of oncology, neurology and immunology. The shares continued to perform well as sales of the company’s newly launched oral MS drug, Tecfidera were quite strong. In addition, the company received a favorable decision in the European Union which will enable the company to sell Tecfidera there with 10 years of patent exclusivity.

Comcast Corp., in the Consumer Discretionary sector, offers consumer entertainment, information, and communication products and services, including cable TV systems, Internet and phone services, and consolidated national programming networks. The company has continued to deliver earnings and cash flow growth that have exceeded Wall Street’s consensus expectations.

Seagate Technology plc, in the IT sector, produces a range of hard disk drive products for use in enterprise computing, PCs and electronic devices, such as digital video recorders, portable external storage systems and digital media systems, and it provides data storage services for small to medium-sized businesses. Shares rose during the period as the company repurchased a significant holding in the company from Samsung, which retired a meaningful amount of Seagate’s outstanding shares. The company’s cash flow generation remains excellent.

Stock selection in the Industrials and Consumer Discretionary sectors were significant detractors from relative performance for the period, as was an underweight to the Industrials sector. In terms of individual positions, leading detractors from relative Portfolio performance for the period included Broadcom Corp., The ADT Corp., Facebook, Inc., Wright Medical Group, Inc. Contingent Value Rights, and Citrix Systems, Inc.

Broadcom Corp., in the IT sector, produces semiconductors and related technologies for use primarily in wired and wireless communications applications for the consumer and business markets. Shares of Broadcom were impacted by concerns over competition in the wireless market and disappointment over weak quarterly forward earnings guidance. We continued to believe the company is poised to benefit over the long term from the growth of the market for tablets and smartphones using Broadcom products, the increasing portability of media, and the rapidly expanding consumption of digital content and data worldwide. We believe that Broadcom remains well positioned in the infrastructure and networking parts of their business, and maintains a solid balance sheet. We added to the position during the period on price weakness.

Facebook, Inc., in the IT sector, manages an online social networking platform with over 1 billion monthly active users, and it generates revenue principally through advertising. We established a small position at the stock’s IPO but built the majority of the Portfolio’s position in the fall of last year and early summer of this year. We think it is a strong example of the characteristics we look for in a growth stock: A great company with an outstanding balance sheet and strong management team, and a “targeted” product (advertising) that is a big competitive advantage.

Citrix Systems, Inc., in the IT sector, provides solutions that enable secure on-demand delivery of IT services worldwide, and it also offers integrated desktop or application virtualization systems. The shares were down in the period on fears of competition.

MIST-1

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Managed By ClearBridge Investments, LLC

Portfolio Manager Commentary*—(Continued)

During the period, the Portfolio added new positions in Agios Pharmaceuticals, Inc. in the Health Care sector and Frank’s International NV in the Energy sector. We received shares of Mallinckrodt plc, in the Health Care sector, which was spun off from existing Portfolio holding Covidien, which was itself spun off from its parent Tyco International in 2007. The Portfolio also received shares of Wright Medical Group, Inc., in the Health Care sector, when the company acquired Portfolio holding BioMimetic Therapeutics, Inc. Finally, the Portfolio received shares of Liberty Media Corp., in the Consumer Discretionary sector, which was spun off from Portfolio holding Starz during the period.

During the year ended December 31, 2013, the Portfolio’s positioning with regard to sector weightings was largely consistent, with average allocations concentrated in the Health Care (36.74%), Consumer Discretionary (20.00%), IT (16.42%), Energy (16.16%), Industrials (8.86%), and Materials (1.23%) sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Telecom, or Utilities sectors. As always, the Portfolio’s sector allocations were a function of our bottom up stock selection process.

At the close of the period, we remained focused more on the companies we own than on the stock market as a whole. We continued to emphasize balance sheet strength and the cash flow generating ability of our companies.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	45.90	24.34	8.54
Class B	45.60	24.00	8.26
Class E	45.85	24.18	8.39
Russell 3000 Growth Index	34.23	20.56	7.95

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Biogen Idec, Inc.	9.6
UnitedHealth Group, Inc.	7.6
Comcast Corp. - Special Class A	6.2
Amgen, Inc.	6.0
Anadarko Petroleum Corp.	5.3
Forest Laboratories, Inc.	4.9
Seagate Technology plc	3.8
Core Laboratories NV	3.7
Weatherford International, Ltd.	3.3
SanDisk Corp.	2.9

Top Sectors

% of Market Value of Total Long-Term Investments
Health Care	36.6
Consumer Discretionary	20.6
Information Technology	17.4
Energy	14.8
Industrials	9.3
Materials	1.3

MIST-3

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.60%	$1,000.00	$1,188.20	$3.31
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class B(a)	Actual	0.85%	$1,000.00	$1,186.10	$4.68
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class E(a)	Actual	0.75%	$1,000.00	$1,187.10	$4.13
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.1%
Engility Holdings, Inc. (a)	57,266	$1,912,684
L-3 Communications Holdings, Inc.	418,600	44,731,596

		46,644,280

Biotechnology—18.3%
Agios Pharmaceuticals, Inc. (a) (b)	30,800	737,660
Amgen, Inc.	1,172,300	133,829,768
Biogen Idec, Inc. (a)	770,060	215,424,285
ImmunoGen, Inc. (a) (b)	314,600	4,615,182
Isis Pharmaceuticals, Inc. (a) (b)	319,335	12,722,306
Vertex Pharmaceuticals, Inc. (a)	588,972	43,760,620

		411,089,821

Commercial Services & Supplies—2.5%
ADT Corp. (The) (b)	444,312	17,981,307
Tyco International, Ltd.	944,125	38,746,890

		56,728,197

Communications Equipment—0.1%
ARRIS Group, Inc. (a)	122,915	2,994,824

Computers & Peripherals—6.7%
SanDisk Corp.	921,290	64,987,796
Seagate Technology plc	1,528,100	85,818,096

		150,805,892

Construction & Engineering—1.2%
Fluor Corp.	328,410	26,368,039

Electronic Equipment, Instruments & Components—2.5%
Dolby Laboratories, Inc. - Class A (a) (b)	295,300	11,386,768
TE Connectivity, Ltd.	825,125	45,472,639

		56,859,407

Energy Equipment & Services—9.0%
Core Laboratories NV	429,970	82,102,772
Frank’s International NV (b)	30,500	823,500
National Oilwell Varco, Inc.	581,878	46,276,757
Weatherford International, Ltd. (a)	4,767,900	73,854,771

		203,057,800

Health Care Equipment & Supplies—2.2%
Covidien plc	688,725	46,902,172
Wright Medical Group, Inc. (a)	56,921	1,748,044

		48,650,216

Health Care Providers & Services—7.6%
UnitedHealth Group, Inc.	2,273,700	171,209,610

Internet & Catalog Retail—1.8%
Liberty Interactive Corp. - Class A (a)	1,176,500	34,530,275
Liberty Ventures - Series A (a)	48,410	5,934,582

		40,464,857

Internet Software & Services—0.8%
Facebook, Inc. - Class A (a)	335,800	18,354,828

Machinery—3.4%
Pall Corp.	684,000	58,379,400
Pentair, Ltd.	213,604	16,590,623

		74,970,023

Media—18.4%
AMC Networks, Inc. - Class A (a)	514,225	35,023,865
Cablevision Systems Corp. - Class A (b)	2,182,300	39,128,639
CBS Corp. - Class B	205,400	13,092,196
Comcast Corp. - Class A	501,100	26,039,661
Comcast Corp. - Special Class A	2,803,100	139,818,628
DIRECTV (a)	604,475	41,763,178
Liberty Global plc - Class A (a)	188,000	16,730,120
Liberty Media Corp. - Class A (a)	292,388	42,820,223
Madison Square Garden Co. (The) - Class A (a)	542,750	31,251,545
Starz - Class A (a)	325,388	9,514,345
Viacom, Inc. - Class B	216,100	18,874,174

		414,056,574

Metals & Mining—1.2%
Freeport-McMoRan Copper & Gold, Inc.	487,500	18,398,250
Nucor Corp.	175,200	9,352,176

		27,750,426

Oil, Gas & Consumable Fuels—5.5%
Anadarko Petroleum Corp.	1,512,460	119,968,327
Newfield Exploration Co. (a)	127,900	3,150,177

		123,118,504

Pharmaceuticals—7.9%
Forest Laboratories, Inc. (a)	1,839,400	110,419,182
Mallinckrodt plc (a) (b)	91,515	4,782,574
Teva Pharmaceutical Industries, Ltd. (ADR)	187,200	7,502,976
Valeant Pharmaceuticals International, Inc. (a)	459,870	53,988,738

		176,693,470

Semiconductors & Semiconductor Equipment—4.4%
Broadcom Corp. - Class A	1,282,645	38,030,424
Cree, Inc. (a) (b)	637,900	39,913,403
Intel Corp.	805,048	20,899,046

		98,842,873

Software—2.5%
Advent Software, Inc. (b)	8,700	304,413
Autodesk, Inc. (a)	610,800	30,741,564
Citrix Systems, Inc. (a)	403,200	25,502,400

		56,548,377

Total Common Stocks (Cost $1,318,885,280)		2,205,208,018

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2013

Rights—0.0%

Security Description	Shares/ Principal Amount*	Value

Health Care Equipment & Supplies—0.0%
Wright Medical Group, Inc. (a) (Cost $573,350)	229,340	$74,077

Short-Term Investments—6.5%

Mutual Fund—4.6%
State Street Navigator Securities Lending MET Portfolio (c)	102,936,362	102,936,362

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $44,161,000 on 01/02/14, collateralized by $45,105,000 U.S. Treasury Note at 0.250% due 10/31/15 with a value of $45,048,619.	44,161,000	44,161,000

Total Short-Term Investments (Cost $147,097,362)		147,097,362

Total Investments—104.6% (Cost $1,466,555,992) (d)		2,352,379,457
Other assets and liabilities (net)—(4.6)%		(103,976,109)

Net Assets—100.0%		$2,248,403,348

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $101,248,351 and the collateral received consisted of cash in the amount of $102,936,362 and non-cash collateral with a value of $91,099. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,466,616,453. The aggregate unrealized appreciation and depreciation of investments were $902,919,654 and $(17,156,650), respectively, resulting in net unrealized appreciation of $885,763,004 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,205,208,018	$—	$—	$2,205,208,018
Total Rights*	74,077	—	—	74,077
Short-Term Investments
Mutual Fund	102,936,362	—	—	102,936,362
Repurchase Agreement	—	44,161,000	—	44,161,000
Total Short-Term Investments	102,936,362	44,161,000	—	147,097,362
Total Investments	$2,308,218,457	$44,161,000	$—	$2,352,379,457

Collateral for Securities Loaned (Liability)	$—	$(102,936,362)	$—	$(102,936,362)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$2,352,379,457
Cash	50
Receivable for:
Fund shares sold	621,635
Dividends	786,337
Prepaid expenses	4,878

Total Assets	2,353,792,357
Liabilities
Collateral for securities loaned	102,936,362
Payables for:
Fund shares redeemed	1,091,275
Accrued expenses:
Management fees	1,022,792
Distribution and service fees	153,789
Deferred trustees’ fees	73,508
Other expenses	111,283

Total Liabilities	105,389,009

Net Assets	$2,248,403,348

Net assets consist of:
Paid in surplus	$2,417,790,349
Undistributed net investment income	5,973,062
Accumulated net realized loss	(1,061,183,528)
Unrealized appreciation on investments	885,823,465

Net Assets	$2,248,403,348

Net Assets
Class A	$1,496,290,696
Class B	727,533,086
Class E	24,579,566
Capital Shares Outstanding*
Class A	111,232,154
Class B	55,393,339
Class E	1,854,154
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.45
Class B	13.13
Class E	13.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,466,555,992.
(b)	Includes securities loaned at value of $101,248,351.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$18,606,604
Securities lending income	175,876

Total investment income	18,782,480
Expenses
Management fees	10,721,467
Administration fees	43,658
Custodian and accounting fees	127,938
Distribution and service fees—Class B	1,483,944
Distribution and service fees—Class E	32,007
Audit and tax services	37,623
Legal	23,321
Trustees’ fees and expenses	30,856
Shareholder reporting	105,536
Insurance	10,357
Miscellaneous	13,114

Total expenses	12,629,821
Less management fee waiver	(116,117)
Less broker commission recapture	(1,485)

Net expenses	12,512,219

Net Investment Income	6,270,261

Net Realized and Unrealized Gain
Net realized gain on:
Investments	88,246,904
Futures contracts	47,317

Net realized gain	88,294,221

Net change in unrealized appreciation on investments	576,561,657

Net realized and unrealized gain	664,855,878

Net Increase in Net Assets From Operations	$671,126,139

(a)	Net of foreign withholding taxes of $113,165.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,270,261	$6,154,294
Net realized gain	88,294,221	15,524,236
Net change in unrealized appreciation	576,561,657	183,541,588

Increase in net assets from operations	671,126,139	205,220,118

From Distributions to Shareholders
Net investment income
Class A	(5,041,108)	(1,481,500)
Class B	(1,291,219)	(108,638)
Class E	(59,787)	(19,721)

Total distributions	(6,392,114)	(1,609,859)

Increase in net assets from capital share transactions	124,107,518	159,450,290

Total increase in net assets	788,841,543	363,060,549

Net Assets
Beginning of period	1,459,561,805	1,096,501,256

End of period	$2,248,403,348	$1,459,561,805

Undistributed Net Investment Income
End of period	$5,973,062	$6,095,127

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	24,795,424	$296,086,154	31,536,001	$286,049,129
Reinvestments	484,256	5,041,108	170,287	1,481,500
Redemptions	(19,304,630)	(220,349,977)	(10,739,022)	(94,129,243)

Net increase	5,975,050	$80,777,285	20,967,266	$193,401,386

Class B
Sales	14,022,239	$159,108,442	8,046,574	$68,385,093
Reinvestments	126,839	1,291,219	12,766	108,638
Redemptions	(10,434,473)	(116,158,981)	(11,626,737)	(99,895,338)

Net increase (decrease)	3,714,605	$44,240,680	(3,567,397)	$(31,401,607)

Class E
Sales	449,876	$5,186,622	244,903	$2,104,548
Reinvestments	5,821	59,787	2,299	19,721
Redemptions	(543,104)	(6,156,856)	(539,644)	(4,673,758)

Net decrease	(87,407)	$(910,447)	(292,442)	$(2,549,489)

Increase derived from capital shares transactions		$124,107,518		$159,450,290

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$9.26	$7.81		$7.55	$6.09		$4.57

Income (Loss) from Investment Operations
Net investment income (a)	0.05	0.05		0.02	0.01		0.00 (b)
Net realized and unrealized gain on investments	4.19	1.42		0.25	1.45		1.53

Total from investment operations	4.24	1.47		0.27	1.46		1.53

Less Distributions
Distributions from net investment income	(0.05)	(0.02)		(0.01)	(0.00	)(c)	(0.01)

Total distributions	(0.05)	(0.02)		(0.01)	(0.00	)(c)	(0.01)

Net Asset Value, End of Period	$13.45	$9.26		$7.81	$7.55		$6.09

Total Return (%) (d)	45.90	18.81		3.55	24.05		33.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	0.64		0.65	0.68		0.67
Net ratio of expenses to average net assets (%) (e)	0.61	0.64		0.65	0.68		0.67
Ratio of net investment income to average net assets (%)	0.43	0.61		0.27	0.19		0.11
Portfolio turnover rate (%)	7	4		6	1		3
Net assets, end of period (in millions)	$1,496.3	$974.5		$657.9	$585.2		$493.9

	Class B
	Year Ended December 31,
	2013	2012		2011	2010		2009
Net Asset Value, Beginning of Period	$9.04	$7.63		$7.39	$5.97		$4.49

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	0.03		0.00 (b)	0.00	(b)	(0.01)
Net realized and unrealized gain on investments	4.10	1.38		0.24	1.42		1.49

Total from investment operations	4.12	1.41		0.24	1.42		1.48

Less Distributions
Distributions from net investment income	(0.03)	(0.00	)(c)	0.00	0.00		0.00

Total distributions	(0.03)	(0.00	)(c)	0.00	0.00		0.00

Net Asset Value, End of Period	$13.13	$9.04		$7.63	$7.39		$5.97

Total Return (%) (d)	45.60	18.51		3.25	23.79		32.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.89		0.90	0.93		0.92
Net ratio of expenses to average net assets (%) (e)	0.86	0.89		0.90	0.93		0.92
Ratio of net investment income (loss) to average net assets (%)	0.18	0.31		0.04	(0.06)		(0.16)
Portfolio turnover rate (%)	7	4		6	1		3
Net assets, end of period (in millions)	$727.5	$467.3		$421.4	$197.5		$152.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$9.12	$7.70	$7.44	$6.01		$4.51

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	0.03	0.01	0.00	(b)	(0.00	)(b)
Net realized and unrealized gain on investments	4.14	1.40	0.25	1.43		1.50

Total from investment operations	4.17	1.43	0.26	1.43		1.50

Less Distributions
Distributions from net investment income	(0.03)	(0.01)	0.00	0.00		0.00

Total distributions	(0.03)	(0.01)	0.00	0.00		0.00

Net Asset Value, End of Period	$13.26	$9.12	$7.70	$7.44		$6.01

Total Return (%) (d)	45.85	18.57	3.49	23.79		33.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.79	0.80	0.83		0.82
Net ratio of expenses to average net assets (%) (e)	0.76	0.79	0.80	0.83		0.82
Ratio of net investment income (loss) to average net assets (%)	0.28	0.40	0.18	0.00	(f)	(0.06)
Portfolio turnover rate (%)	7	4	6	1		3
Net assets, end of period (in millions)	$24.6	$17.7	$17.2	$3.3		$3.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Ratio of net investment income to average net assets was less than 0.01%.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and deferred compensation paid. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $44,161,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MIST-14

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period October 31, 2013 through November 1, 2013, the Portfolio had bought and sold $160,068,551 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized gains in the amount of $47,317 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing

MIST-15

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$223,496,320	$0	$127,364,402

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $25,285,860 in purchases of investments and $7,621,910 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with ClearBridge Investments, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$10,721,467	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Management Fee Waiver - The Subadviser has agreed, for the period from November 1, 2013 through April 27, 2014, to waive a portion of the subadvisory fees payable to the Subadviser with respect to the Portfolio and the ClearBridge Aggressive Growth Portfolio II, another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the ClearBridge Aggressive Growth Portfolio II and the subadvisory fees that would be payable by the Adviser to the Subadviser if the assets of the Portfolio and the ClearBridge Aggressive Growth Portfolio II were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily net assets of the two portfolios. The Adviser has contractually agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-

MIST-16

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$6,392,114	$1,609,859	$—	$—	$6,392,114	$1,609,859

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,046,570	$—	$885,763,004	$(1,061,123,067)	$(169,313,493)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $88,252,913.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2015	Expiring 12/31/2016		Expiring 12/31/2017	Expiring 12/31/2018	Total
$257,079,629	$659,613,130	*	$130,530,096	$13,900,212	$1,061,123,067

*	The Portfolio acquired capital losses in its merger with Legg Mason Value Equity Portfolio on April 29, 2011.

MIST-17

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

9. Subsequent Events

At a meeting held on November 20, 2013, the Board, subject to shareholder approval, approved an Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of ClearBridge Aggressive Growth Portfolio II (“ClearBridge Portfolio II”), a series of Met Investors Series Trust, by the Portfolio in exchange for shares of the Portfolio. On February 21, 2014, the shareholders of ClearBridge Portfolio II approved the Agreement and Plan of Reorganization. It is anticipated that the reorganization will close on or about April 28, 2014.

MIST-18

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of ClearBridge Aggressive Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Aggressive Growth Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Aggressive Growth Portfolio of the Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the ClearBridge Aggressive Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-22

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the ClearBridge Aggressive Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Russell 3000 Growth Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MIST-23

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the ClearBridge Aggressive Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

The Board further noted the proposed acquisition by the ClearBridge Aggressive Growth Portfolio of the ClearBridge Aggressive Growth Portfolio II on or about April 28, 2014, pending approval by the acquired Portfolio’s contractholders. The Board considered that the Portfolio may benefit from the proposed acquisition because, following the acquisition, the Portfolio’s total annual operating expenses are expected to be lower than the total operating expenses of the Portfolio prior to the acquisition. Furthermore, the Adviser contractually agreed, for the period from November 1, 2013 through April 30, 2014, to waive portions of the management fees payable to it by the Portfolio reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Sub-Adviser individually with respect to the Portfolio and acquired Portfolio, which both have the same Sub-Adviser (i.e., ClearBridge), and the subadvisory fees that would be payable by the Adviser to the Sub-Adviser if the assets of the Portfolios were aggregated for purposes of calculating such subadvisory fees.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the ClearBridge Aggressive Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MIST-24

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-25

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Clearbridge Aggressive Growth Portfolio II returned 29.11%, 28.79%, and 28.90%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 34.23% over the same period. Effective November 1, 2013, ClearBridge Investments, LLC became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former investment subadviser.

Effective November 1, 2013, the Russell 3000 Growth Index replaced the Russell 1000 Growth Index2 as the primary benchmark of the Portfolio, and the Russell 1000 Growth Index became the secondary benchmark. These benchmark changes were made because the Russell 3000 Growth Index more precisely reflects the market in which the Portfolio invests. For the one year period ended December 31, 2013, the Russell 1000 Growth Index returned 33.48%.

The following section was prepared by ClearBridge Investments, LLC, who assumed management of the Portfolio on November 1, 2013.

MARKET ENVIRONMENT / CONDITIONS

The end of 2013 marks the close of one of the strongest years in the Portfolio’s history. As 2013 progressed, the highly correlated stock market rally of 2011 and 2012 gave way to a more selective, stock pickers’ market.

The U.S. stock market, as measured by the broad S&P 500 Index, gained 32.39% for the period. The Index’s leading performers for the period included the Consumer Discretionary, Health Care, and Industrials sectors, while the Telecommunication Services (Telecom), Utilities, and Energy sectors underperformed.

We did not see a material increase in stock market volatility over the course of the year and the averages only witnessed one correction of more than 5%. The market gyrated rapidly due to speculation over the timing of the Federal Reserve’s “taper,” the debt ceiling debate and the federal government’s shutdown, violence in Syria and concerns about Iran, yet stocks still managed to “climb the wall of worry” over the course of the year and reach record levels despite these issues.

The following section was prepared by Janus Capital Management, LLC, who managed the Portfolio through October 31, 2013.

PORTFOLIO REVIEW

Stock selection was a large driver of relative underperformance. The Portfolio’s holdings in Information Technology, Industrials, and Materials detracted the most from relative results, while holdings Health Care, Consumer Discretionary, and Consumer Staples contributed to relative results. The three largest detractors were sold during the second quarter as part of the transition to a new Janus portfolio manager.

Apple was our largest detractor and fully exited the stock earlier in the year. Apple has dominated the high-end smartphone market for some time now, but we feel growth in that market is slowing. Meanwhile, despite the new smartphone launches, we think Apple still lacks a phone with a low enough price point to attract most first-time smartphone users in emerging markets. We also think innovation has slowed for the company, making Apple’s risk/reward opportunity less attractive than it was earlier in the company’s product cycle.

Fanuc was our second largest detractor. The company makes industrial automation equipment. We exited the position because we felt the company’s future was too dependent on demand from China’s manufacturing sector.

Our third largest detractor was Turquoise Hill Resources, a mining company with a Mongolian copper mine. This position was also sold during the portfolio manager transition to pursue better growth opportunities. We felt geopolitical risk was a headwind for the company, and that the Mongolian government would ultimately limit the profit the company could get from its copper mine.

While the aforementioned stocks negatively impacted performance, we were pleased by the performance of most other companies in the portfolio. Celgene was our top contributor to performance during the period. Most recently, the stock was up 31% during the third quarter of 2013 after a global study pointed to the benefits of using Celgene’s drug Revlimid as a first-line treatment for multiple myeloma. Currently, the drug is only approved as a second-line treatment for the disease, and using Revlimid earlier in the treatment cycle could meaningfully expand its addressable market, especially outside the United States. The news on Revlimid was the latest encouraging news for the company, but over the course of the year, Celgene has announced positive test data for other drugs in their pipeline, which represent meaningful improvements over prior drug options for the serious diseases they treat. Other promising drugs in the pipeline include Abraxane for pancreatic cancer, Pomalyst for refractory multiple myeloma, and Apremilast, an oral drug to treat psoriatic arthritis and psoriasis. The stock is up 92% for the entire period, as the market has come to appreciate that multi-year growth will be driven by four different drug franchises, and that Celgene is much more than a one-product company.

Twenty First Century Fox, which was split from the publishing operations of News Corp, was another top contributor to performance during the period. The stock rose after the company announced multi-year earnings growth guidance that was well above market expectations. We think Fox has one of the broadest global content libraries of any studio, and much of its unique programming resonates strongly with its customer base. We also think the value of some of that content is poised to increase as it spreads internationally and as new digital platforms offer expanded viewing opportunities.

MIST-1

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*—(Continued)

MGM Resorts was another top contributor during the period. The company is using much of its free cash flow to pay down debt, and as that happens it transfers the value of the company to equity holders. Going forward, we think that value could be significant. The 2014 convention calendar is improving, and should drive higher rates for many of MGM’s Las Vegas properties, resulting in meaningful revenue growth. Meanwhile, the company has a property in Macau that should benefit from strong growth in gaming in the region.

Douglas Rao

Portfolio Manager

Janus Capital Management LLC

PORTFOLIO REVIEW / PERIOD END POSITIONING

Since taking over the Portfolio on November 1, 2013, both overall stock selection and sector allocation made positive contributions to the Portfolio’s outperformance relative to the benchmark. In particular, stock selection in the Health Care and Information Technology (IT) sectors made significant contributions to relative performance. An overweight to the Health Care sector and underweights to the Consumer Staples and Telecommunication Services (Telecom) sectors also contributed significantly to relative performance for the period.

Leading individual contributors to relative Portfolio performance during the period included Biogen Idec, Inc., Forest Laboratories, Inc., and UnitedHealth Group, Inc., all in the Health Care sector, Seagate Technology plc in the IT sector and Comcast Corp. in the Consumer Discretionary sector.

Stock selection in the Energy sector, an overweight to the Energy sector and an underweight to the IT sector were significant detractors from relative performance for the period. In terms of individual positions, leading detractors from relative Portfolio performance for the period included Anadarko Petroleum Corp. and Weatherford International, Ltd. in the Energy sector, AMC Networks, Inc., Liberty Media Corp. in the Consumer Discretionary sector, and The ADT Corp. in the Industrials sector.

During the period, the Portfolio’s positioning with regard to sector weightings was largely consistent, with average allocations concentrated in the Health Care (35.79%), Consumer Discretionary (19.85%), IT (16.06%), Energy (13.95%), Industrials (8.87%), and Materials (1.19%) sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Telecom, or Utilities sectors. Consistent with our management of the strategy, the Portfolio’s sector allocations were a function of our bottom up stock selection process. At period end, we remained focused more on the companies we own than on the stock market as a whole. We continued to emphasize balance sheet strength and the cash flow generating ability of our companies.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX & THE RUSSELL 1000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[3]
ClearBridge Aggressive Growth Portfolio II
Class A	29.11	18.21	9.81	—
Class B	28.79	17.92	—	7.45
Class E	28.90	18.03	—	7.55
Russell 3000 Growth Index	34.23	20.56	7.95	—
Russell 1000 Growth Index	33.48	20.39	7.83	—

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

2 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

3 Inception of Class A shares is 3/19/1982. Inception of Class B and Class E shares is 4/28/2007.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Biogen Idec, Inc.	9.9
UnitedHealth Group, Inc.	7.8
Comcast Corp. - Special Class A	7.4
Amgen, Inc.	6.0
Anadarko Petroleum Corp.	5.4
Forest Laboratories, Inc.	4.9
Seagate Technology plc	3.9
Weatherford International, Ltd.	3.3
SanDisk Corp.	2.9
Pall Corp.	2.6

Top Sectors

% of Market Value of Total Long-Term Investments
Health Care	37.6
Consumer Discretionary	21.0
Information Technology	17.4
Energy	13.5
Industrials	9.3
Materials	1.2

MIST-3

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio II		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.63%	$1,000.00	$1,203.50	$3.50
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B(a)	Actual	0.88%	$1,000.00	$1,201.70	$4.88
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E(a)	Actual	0.78%	$1,000.00	$1,202.30	$4.33
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Schedule of Investments as of December 31, 2013

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
L-3 Communications Holdings, Inc.	245,300	$26,212,758

Biotechnology—18.6%
Amgen, Inc.	697,800	79,660,848
Biogen Idec, Inc. (a)	466,800	130,587,300
ImmunoGen, Inc. (a) (b)	185,100	2,715,417
Isis Pharmaceuticals, Inc. (a) (b)	179,000	7,131,360
Vertex Pharmaceuticals, Inc. (a)	343,700	25,536,910

		245,631,835

Commercial Services & Supplies—2.4%
ADT Corp. (The) (b)	257,300	10,412,931
Tyco International, Ltd.	529,000	21,710,160

		32,123,091

Computers & Peripherals—6.9%
SanDisk Corp.	551,900	38,931,026
Seagate Technology plc	920,400	51,689,664

		90,620,690

Construction & Engineering—1.2%
Fluor Corp.	191,000	15,335,390

Electronic Equipment, Instruments & Components—2.0%
TE Connectivity, Ltd.	489,500	26,976,345

Energy Equipment & Services—7.4%
Core Laboratories NV	134,100	25,606,395
National Oilwell Varco, Inc.	355,000	28,233,150
Weatherford International, Ltd. (a)	2,846,600	44,093,834

		97,933,379

Health Care Equipment & Supplies—2.1%
Covidien plc	407,300	27,737,130

Health Care Providers & Services—7.8%
UnitedHealth Group, Inc.	1,369,400	103,115,820

Internet & Catalog Retail—1.8%
Liberty Interactive Corp. - Class A (a)	690,700	20,272,045
Liberty Ventures - Series A (a)	28,800	3,530,592

		23,802,637

Internet Software & Services—0.8%
Facebook, Inc. - Class A (a)	199,700	10,915,602

Machinery—3.4%
Pall Corp.	410,100	35,002,035
Pentair, Ltd.	126,200	9,801,954

		44,803,989

Media—18.4%
AMC Networks, Inc. - Class A (a)	311,600	21,223,076
Cablevision Systems Corp. - Class A (b)	1,210,800	21,709,644

Media—(Continued)
CBS Corp. - Class B	117,800	7,508,572
Comcast Corp. - Class A	294,100	15,282,907
Comcast Corp. - Special Class A	1,651,300	82,366,844
DIRECTV (a)	354,900	24,520,041
Liberty Global plc - Class A (a)	111,400	9,913,486
Liberty Media Corp. - Class A (a)	178,200	26,097,390
Madison Square Garden Co. (The) - Class A (a)	315,400	18,160,732
Starz - Class A (a)	188,500	5,511,740
Viacom, Inc. - Class B	128,600	11,231,924

		243,526,356

Metals & Mining—1.2%
Freeport-McMoRan Copper & Gold, Inc.	283,300	10,691,742
Nucor Corp.	99,500	5,311,310

		16,003,052

Oil, Gas & Consumable Fuels—5.6%
Anadarko Petroleum Corp.	907,400	71,974,968
Newfield Exploration Co. (a)	77,500	1,908,825

		73,883,793

Pharmaceuticals—7.8%
Forest Laboratories, Inc. (a)	1,081,100	64,898,433
Mallinckrodt plc (a)(b)	52,400	2,738,424
Teva Pharmaceutical Industries, Ltd. (ADR)	110,900	4,444,872
Valeant Pharmaceuticals International, Inc. (a)	268,200	31,486,680

		103,568,409

Semiconductors & Semiconductor Equipment—4.8%
Broadcom Corp. - Class A	752,900	22,323,485
Cree, Inc. (a) (b)	449,300	28,112,701
Intel Corp.	483,300	12,546,468

		62,982,654

Software—2.3%
Autodesk, Inc. (a)	333,500	16,785,055
Citrix Systems, Inc. (a)	212,900	13,465,925

		30,250,980

Total Common Stocks (Cost $1,203,197,877)		1,275,423,910

Short-Term Investments—7.9%

Mutual Fund—4.3%
State Street Navigator Securities Lending MET Portfolio (c)	56,925,230	56,925,230

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $47,925,000 on 01/02/14, collateralized by $48,865,000 U.S. Government obligations with rates ranging from 0.000% - 0.250%, maturity dates ranging from 02/28/14 - 03/20/14 with a value of $48,887,277.	47,925,000	$47,925,000

Total Short-Term Investments (Cost $104,850,230)		104,850,230

Total Investments—104.4% (Cost $1,308,048,107) (d)		1,380,274,140
Other assets and liabilities (net)—(4.4)%		(57,881,065)

Net Assets—100.0%		$1,322,393,075

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $55,952,406 and the collateral received consisted of cash in the amount of $56,925,230. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,308,125,729. The aggregate unrealized appreciation and depreciation of investments were $99,758,613 and $(27,610,202), respectively, resulting in net unrealized appreciation of $72,148,411 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,275,423,910	$—	$—	$1,275,423,910
Short-Term Investments
Mutual Fund	56,925,230	—	—	56,925,230
Repurchase Agreement	—	47,925,000	—	47,925,000
Total Short-Term Investments	56,925,230	47,925,000	—	104,850,230
Total Investments	$1,332,349,140	$47,925,000	$—	$1,380,274,140

Collateral for Securities Loaned (Liability)	$—	$(56,925,230)	$—	$(56,925,230)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$1,380,274,140
Cash	381
Receivable for:
Fund shares sold	210,158
Dividends	628,653
Prepaid expenses	5,496

Total Assets	1,381,118,828
Liabilities
Due to bank cash denominated in foreign currencies (c)	3
Collateral for securities loaned	56,925,230
Payables for:
Fund shares redeemed	841,513
Accrued expenses:
Management fees	604,625
Distribution and service fees	118,160
Deferred trustees’ fees	53,884
Other expenses	182,338

Total Liabilities	58,725,753

Net Assets	$1,322,393,075

Net assets consist of:
Paid in surplus	$404,744,397
Undistributed net investment income	4,633,189
Accumulated net realized gain	840,783,377
Unrealized appreciation on investments and foreign currency transactions	72,232,112

Net Assets	$1,322,393,075

Net Assets
Class A	$737,791,507
Class B	540,205,049
Class E	44,396,519
Capital Shares Outstanding*
Class A	7,404,733
Class B	5,669,389
Class E	456,895
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$99.64
Class B	95.28
Class E	97.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,308,048,107.
(b)	Includes securities loaned at value of $55,952,406.
(c)	Identified cost of cash denominated in foreign currencies was $3.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$17,599,595
Interest	3,984
Securities lending income	591,493

Total investment income	18,195,072
Expenses
Management fees	11,744,285
Administration fees	45,353
Custodian and accounting fees	233,014
Distribution and service fees—Class B	1,248,771
Distribution and service fees—Class E	62,654
Audit and tax services	37,623
Legal	35,972
Trustees’ fees and expenses	30,452
Shareholder reporting	114,749
Insurance	12,477
Miscellaneous	16,497

Total expenses	13,581,847
Less management fee waiver	(400,436)
Less broker commission recapture	(66,508)

Net expenses	13,114,903

Net Investment Income	5,080,169

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	890,347,101
Futures contracts	(385,211)
Foreign currency transactions	(217,551)

Net realized gain	889,744,339

Net change in unrealized depreciation on:
Investments	(423,698,898)
Foreign currency transactions	(19,888)

Net change in unrealized depreciation	(423,718,786)

Net realized and unrealized gain	466,025,553

Net Increase in Net Assets From Operations	$471,105,722

(a)	Net of foreign withholding taxes of $383,148.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$5,080,169	$15,024,335
Net realized gain	889,744,339	6,840,071
Net change in unrealized appreciation (depreciation)	(423,718,786)	340,941,178

Increase in net assets from operations	471,105,722	362,805,584

From Distributions to Shareholders
Net investment income
Class A	(11,768,970)	(5,837,440)
Class B	(2,989,896)	(1,056,031)
Class E	(278,459)	(115,043)

Total distributions	(15,037,325)	(7,008,514)

Decrease in net assets from capital share transactions	(946,867,346)	(179,376,050)

Total increase (decrease) in net assets	(490,798,949)	176,421,020

Net Assets
Beginning of period	1,813,192,024	1,636,771,004

End of period	$1,322,393,075	$1,813,192,024

Undistributed Net Investment Income
End of period	$4,633,189	$10,905,050

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,770,557	$147,858,296	410,638	$30,486,318
Reinvestments	149,523	11,768,970	77,594	5,837,440
Redemptions	(11,125,870)	(1,036,644,295)	(2,947,401)	(218,879,590)

Net decrease	(9,205,790)	$(877,017,029)	(2,459,169)	$(182,555,832)

Class B
Sales	750,451	$62,024,781	1,133,628	$80,840,933
Reinvestments	39,648	2,989,896	14,647	1,056,031
Redemptions	(1,554,314)	(128,008,191)	(1,112,247)	(79,127,540)

Net increase (decrease)	(764,215)	$(62,993,514)	36,028	$2,769,424

Class E
Sales	50,253	$4,227,165	161,027	$11,717,952
Reinvestments	3,624	278,459	1,566	115,043
Redemptions	(135,523)	(11,362,427)	(158,182)	(11,422,637)

Net increase (decrease)	(81,646)	$(6,856,803)	4,411	$410,358

Decrease derived from capital shares transactions		$(946,867,346)		$(179,376,050)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$77.85	$63.65	$69.87	$64.76	$45.22

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.66	0.32	0.29	0.07
Net realized and unrealized gain (loss) on investments	22.17	13.86	(5.32)	5.94	19.47

Total from investment operations	22.46	14.52	(5.00)	6.23	19.54

Less Distributions
Distributions from net investment income	(0.67)	(0.32)	(1.22)	(1.12)	0.00

Total distributions	(0.67)	(0.32)	(1.22)	(1.12)	0.00

Net Asset Value, End of Period	$99.64	$77.85	$63.65	$69.87	$64.76

Total Return (%) (b)	29.11	22.83	(7.32)	9.68	43.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.66	0.66	0.66	0.67	0.68
Net ratio of expenses to average net assets (%) (c)	0.63	0.65	0.66	0.67	0.68
Ratio of net investment income to average net assets (%)	0.33	0.89	0.47	0.46	0.12
Portfolio turnover rate (%)	132	7	47	41	27
Net assets, end of period (in millions)	$737.8	$1,293.1	$1,213.8	$1,395.5	$1,271.8

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$74.48	$60.93	$66.97	$62.17	$43.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.48	0.15	0.14	(0.07)
Net realized and unrealized gain (loss) on investments	21.19	13.23	(5.10)	5.68	18.72

Total from investment operations	21.28	13.71	(4.95)	5.82	18.65

Less Distributions
Distributions from net investment income	(0.48)	(0.16)	(1.09)	(1.02)	0.00

Total distributions	(0.48)	(0.16)	(1.09)	(1.02)	0.00

Net Asset Value, End of Period	$95.28	$74.48	$60.93	$66.97	$62.17

Total Return (%) (b)	28.79	22.51	(7.54)	9.40	42.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	0.91	0.91	0.92	0.93
Net ratio of expenses to average net assets (%) (c)	0.88	0.90	0.91	0.92	0.93
Ratio of net investment income (loss) to average net assets (%)	0.11	0.68	0.22	0.23	(0.13)
Portfolio turnover rate (%)	132	7	47	41	27
Net assets, end of period (in millions)	$540.2	$479.2	$389.8	$420.5	$314.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$75.94	$62.10	$68.19	$63.25	$44.23

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17	0.56	0.20	0.19	(0.02)
Net realized and unrealized gain (loss) on investments	21.61	13.49	(5.18)	5.80	19.04

Total from investment operations	21.78	14.05	(4.98)	5.99	19.02

Less Distributions
Distributions from net investment income	(0.55)	(0.21)	(1.11)	(1.05)	0.00

Total distributions	(0.55)	(0.21)	(1.11)	(1.05)	0.00

Net Asset Value, End of Period	$97.17	$75.94	$62.10	$68.19	$63.25

Total Return (%) (b)	28.90	22.64	(7.45)	9.50	43.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.82	0.83
Net ratio of expenses to average net assets (%) (c)	0.78	0.80	0.81	0.82	0.83
Ratio of net investment income (loss) to average net assets (%)	0.20	0.78	0.30	0.30	(0.03)
Portfolio turnover rate (%)	132	7	47	41	27
Net assets, end of period (in millions)	$44.4	$40.9	$33.2	$46.5	$50.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is ClearBridge Aggressive Growth Portfolio II, formerly known as Janus Forty Portfolio, (the “Portfolio”), which is non-diversified. On November 1, 2013, ClearBridge Investments, LLC succeeded Janus Capital Management, LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the Janus Forty Portfolio to ClearBridge Aggressive Growth Portfolio II. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-12

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, return of capital adjustment, utilized capital loss carryforwards, and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $47,925,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

MIST-13

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period October 25, 2013 through October 31, 2013, the Portfolio had bought and sold $743,847,672 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized losses in the amount of $385,211 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing

MIST-14

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$2,290,529,295	$0	$3,246,586,411

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $38,545,726 in purchases of investments and $153,243,389 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with ClearBridge Investments, LLC (the “Subadviser”) effective November 1, 2013, for investment subadvisory services in connection with the investment management of the Portfolio. Prior to November 1, 2013, the Adviser had a subadvisory agreement with Janus Capital Management LLC for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$11,744,285	0.650%	First $1 billion
	0.600%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period November 1, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	$525 million to $1 billion
0.025%	$1 billion to $1.85 billion
0.075%	$1.85 billion to $2 billion
0.125%	Over $2 billion

In addition to the above waiver agreement, the Subadviser has agreed, for the period from November 1, 2013 through April 27, 2014, to waive a portion of their subadvisory fees payable to the Subadviser with respect to the Portfolio and the ClearBridge Aggressive Growth Portfolio, another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the ClearBridge Aggressive Growth Portfolio and the subadvisory fees that would be payable by the Adviser to the Sub adviser if the assets of the Portfolio and the ClearBridge Aggressive Growth Portfolio were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily

MIST-15

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

net assets of the two portfolios. The Adviser has contractually agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Prior to November 1, 2013 the Adviser had agreed, for the period April 29, 2013 to October 31, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $1 billion

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$15,037,325	$7,008,514	$—	$—	$15,037,325	$7,008,514

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$60,419,582	$785,128,491	$72,154,490	$—	$917,702,563

MIST-16

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $45,028,123.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Subsequent Events

At a meeting held on November 20, 2013, the Board approved the acquisition of the Portfolio by the Met Investors Series Trust ClearBridge Aggressive Growth Portfolio (“ClearBridge Aggressive Growth Portfolio”), subject to the approval of shareholders of the Portfolio. On February 21, 2014, the shareholders of the Portfolio approved the proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the ClearBridge Aggressive Growth Portfolio in exchange for shares of the ClearBridge Aggressive Growth Portfolio. It is anticipated that the reorganization will close on or about April 28, 2014.

MIST-17

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of ClearBridge Aggressive Growth Portfolio II and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio), one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Aggressive Growth Portfolio II of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the ClearBridge Aggressive Growth Portfolio II, the Sub-Advisory Agreement for this Portfolio went into effect on November 1, 2013, when ClearBridge Investments, LLC (“ClearBridge”) assumed the role of Sub-Adviser. The Board approved the Sub-Advisory Agreement at a Board meeting held on August 20-21, 2013, as explained in greater detail below, and the Agreement terminates on December 31, 2014. Therefore, the Board did not re-approve this Sub-Advisory Agreement at the Board meeting held on November 19-20, 2013. The Board, however, did approve the Portfolio’s Advisory Agreement at this November meeting. The Board’s consideration of the Advisory Agreement and the Sub-Advisory Agreement with ClearBridge are discussed below.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-21

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreement—(Continued)

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. Both the Lipper Report and the Bobroff Report relate to the Portfolio’s performance and expenses when the previous Sub-Adviser (i.e., not ClearBridge) was managing the Portfolio. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the ClearBridge Aggressive Growth Portfolio II’s performance, the Board considered that the Portfolio underperformed the median of both of its Performance Universes and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one-, three- and five-year periods ended October 31, 2013. The Board also noted that ClearBridge assumed portfolio management responsibilities for the Portfolio effective November 1, 2013 and that performance prior to that date represents that of the previous sub-adviser.

With respect to the hiring of ClearBridge at the August 20-21, 2013 Board meeting, the Board considered the performance of the Portfolio and another fund sub-advised by ClearBridge (i.e., the ClearBridge Aggressive Growth Portfolio (the “Other Portfolio”)). The Board noted that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the trailing six-month and one-, three- and five-year periods ending June 30, 2013. The Board also noted that the Portfolio performed below the median of its peer group for the same periods. Among other data relating specifically to the Other Portfolio, the Board noted that the Other Portfolio had

MIST-22

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreement—(Continued)

outperformed the Portfolio for the trailing six-month and one-, three- and five-year periods ended June 30, 2013. The Board noted that the Other Portfolio had also outperformed its benchmark, the Russell 3000 Growth Index, for the same periods. The Board also noted that the Other Portfolio performed above the median of its peer group for the trailing six-month and one-, three- and five-year periods ending June 30, 2013. The Board took into account that the portfolio managers who managed the Other Portfolio were expected to manage the Portfolio. In addition, the Board took into consideration the difference in principal investment strategies between the Portfolio and the Other Portfolio.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the ClearBridge Aggressive Growth Portfolio II, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group but below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

The Board noted the proposed merger of the ClearBridge Aggressive Growth Portfolio II into the Other Portfolio on or about April 28, 2014, pending approval by the Portfolio’s contractholders. The Board considered that the Portfolio may benefit from the proposed merger because, following the merger, the Other Portfolio’s total annual operating expenses are expected to be lower than the total operating expenses of the Portfolio prior to the merger. Furthermore, the Adviser contractually agreed, for the period from November 1, 2013 through April 30, 2014, to waive portions of the management fees payable to it by the Portfolio reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Sub-Adviser individually with respect to the Portfolio and Other Portfolio, which both have the same Sub-Adviser (i.e., ClearBridge), and the subadvisory fees that would be payable by the Adviser to the Sub-Adviser if the assets of the Portfolios were aggregated for purposes of calculating such subadvisory fees.

With respect to the hiring of ClearBridge, the Board noted that the rate of compensation to be paid to ClearBridge under its sub-advisory fee schedule is lower at current asset levels than the rate of compensation the Adviser paid to the sub-adviser that ClearBridge is replacing. The Board further considered, with the assistance of a Lipper-based report prepared by Bobroff, the Portfolio’s peer group ranking in light of its revised fee arrangement.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

MIST-23

Met Investors Series Trust

ClearBridge Aggressive Growth Portfolio II (formerly, Janus Forty Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreement—(Continued)

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the ClearBridge Aggressive Growth Portfolio II, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-24

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned 32.95% and 32.65%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 33.46%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities extended their rally from 2012 with a strong first quarter in 2013, as the S&P 500 Index (“Index”) gained 10.6% and despite the overhang of automatic spending cuts that went into effect in March, markets reflected a variety of positive economic indicators, including improved housing and labor market conditions. While the Index benefited from the continued strong rebound in home prices, the equity rally halted in mid-May when Federal Reserve Board (the “Fed”) Chairman Bernanke announced the potential tapering of the pace of quantitative easing. Equity markets reacted negatively again in June on news that the slowing could begin later in 2013, with the program potentially ending by the middle of 2014. However, markets calmed toward the end of the quarter as a downward revision of first quarter Gross Domestic Product (“GDP”) growth to 1.8% from 2.4% supported reassurance from the Fed that it would only begin reducing asset purchases if the economy was clearly on track. All told, the Index gained 2.9% during the second quarter as a whole. The Index continued its strong performance in the third quarter, gaining 5.2% over the three month period. Throughout the quarter, the possibility of U.S. military intervention in Syria, Fed tapering and a government shutdown in Washington dominated the headlines. However, sentiment improved in the latter part of the quarter following increased expectations for a diplomatic solution in Syria and the Fed’s surprise decision in September to leave the pace of its monthly asset purchases unchanged at $85 billion. Fiscal uncertainty in Washington garnered significant attention toward the end of the quarter, highlighted by Congress’ inability to reach a spending agreement prior to the September 30 deadline. The bull market in U.S. equities continued through the end of 2013. The S&P 500 Index enjoyed a strong finish to post a fifth consecutive years of gains, returning 2.5% in December and 10.5% during the fourth quarter. All told, it finished the year up 32.4%. The Index posted record highs in December, as the Fed ended seven months of speculation and announced that it would finally begin tapering its asset purchases, signaling confidence in the U.S. economy. Days later, the Commerce Department raised its GDP growth estimate for the third quarter to an annualized pace of 4.1%, the fastest in two years. For the full year, the Health Care and Consumer Discretionary sectors posted the largest gains, while the Utilities and Telecommunication Services sectors notably underperformed as investors repositioned for growth.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the twelve months ended December 31, 2013, stock selection detracted from performance in the Information Technology and Industrials sectors while stock selection was strongest in the Financials and Energy sectors. Altera Corp. (1.6% of the Portfolio as of December 31, 2013), a global semiconductor manufacturer, was the top detractor from returns within the Information Technology sector. Its shares declined as third quarter results indicated slower than expected upgrades to wireless networks in China. Despite this short term weakness, we continue to believe a meaningful ramp-up in industry spending is likely to drive earnings acceleration for Altera. Earlier this year, the company announced a 30 million share increase to its existing share repurchase program, demonstrating shareholder-friendly actions. Furthermore, we continue to believe the company is well positioned to potentially benefit from its strong position in the Programmable Logic Device (PLD) market. While there is short-term cyclicality in the semiconductor industry, Altera has generated an attractive compound annualized return on capital that outpaces its peers. Digital Realty Trust, Inc. (0.4% as of December 31, 2013) was another top detractor from performance during the period. Shares of Digital Realty Trust, a real estate investment trust that specializes in data storage centers, came under pressure given investor concerns over supply and demand imbalances in some of its key markets. In addition, its shares were weaker after management announced an accounting change that caught investors by surprise. We reduced our position following this announcement, although we continue to own a small position.

Within Financials, ING U.S., Inc. (1.1% as of December 31, 2013) was the top contributor to returns. ING U.S. became publicly available during the second quarter as part of a 2008 bailout agreement entered into by its Dutch parent company, ING Group. In our view, the offering share price of the life insurance and retirement product provider was attractive given the current level of returns. As the year progressed, the stock benefited from continued optimism surrounding the company’s opportunity to benefit from a rise in interest rates. In addition, ING U.S. continues to divest problematic legacy businesses, while focusing on the growth of its more profitable segments. As evidenced by its return profile for the nine months ended in September, we continue to believe management’s expectations regarding capital ratios and return on equity have created a favorable risk/reward opportunity. For the year, Pioneer Natural Resources Co. (0.5% as of December 31, 2013), an independent energy exploration and production company focused on domestic onshore properties, was a top contributor to performance. It’s share price rose sharply in the third quarter after the company announced materially positive results from its well production, while also increasing the lower end of its 2013 production guidance. In our view, recent results provide additional confirmation of increased productivity in the Northern Wolfcamp acreage. We continue to believe the company has potential upside from better horizontal Wolfcamp results and/or deepening vertical wells. Additionally, as the company increasingly shifts production towards oil, this should positively impact operating margins, capital efficiency and returns, in our view.

During the period, we initiated a position in Agilent Technologies (2.1% as of December 31, 2013). Agilent Technologies is the world’s premier test and measurement company providing core bio-analytical and electronic measurement solutions to the life sciences, chemical

MIST-1

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*—(Continued)

analysis, diagnostics and genomics, communications and electronics industries. We believe that over the next one to two years, Agilent Technologies is likely to transition into two separate, more efficiently run, organizations, where revenue growth, operating margins and free cash flow should be prioritized. After almost two years of end-market softness, we expect its business to see improved revenue growth and operating margins. We also established a position in Lincoln National (1.8% as of December 31, 2013), which through its subsidiaries engages in multiple insurance and retirement businesses in the U.S. The company operates in annuities, retirement plan services, life insurance and group protection segments. Lincoln National appears to have recovered from a deeply depressed valuation in 2013. It is a prime life insurance beneficiary of rising interest rates, with approximately 85% of its earnings coming from interest rate sensitive life insurance and annuity lines of business.

During the period, we exited our position in industrial products and equipment manufacturer Dover. The company performed well, driven by a combination of its share buyback program and the company divesting its peripheral businesses. In our view, shares had become fairly valued, and we decided to exit the Portfolio’s position in favor of what we considered to be more attractive opportunities. We also exited the Portfolio’s position in Health Care Real Estate Investment Trust Ventas. Strict to our sell discipline, as the stock approached our price target, we rotated the capital into other names that we believed had a more favorable risk/reward profile.

At the end of December 2013, the Portfolio had overweight positions relative to the Russell Midcap Value Index in the Consumer Discretionary and Health Care sectors. On the same date, the Portfolio had underweight positions compared to the Russell Midcap Value Index in Financials and Utilities and was rather neutrally weighted to the Russell Midcap Value Index in Consumer Staples, Energy, Industrials, Information Technology, and Materials. The Portfolio had no exposure to Telecommunication Services at the end of the period.

Regardless of the market direction, our fundamental, bottom-up stock selection continues to drive our process, rather than headlines or sentiment. We maintain high conviction in the companies that we own and believe they have the potential to outperform relative to the broader market regardless of the growth environment. We continue to focus on undervalued companies in control of their own destiny, such as innovators with differentiated products, companies with low cost structures, or ones that have been investing in their own businesses and are poised to gain market share. We maintain our discipline in identifying companies with strong or improving balance sheets, led by quality management teams, trading at discounted valuations, and remain focused on the long-term outperformance of the Portfolio.

Sean Gallagher

Andrew Braun

Dolores Bamford

Portfolio Managers

Goldman Sachs Asset Management, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
Goldman Sachs Mid Cap Value Portfolio
Class A	32.95	19.56	10.21
Class B	32.65	19.27	9.95
Russell Midcap Value Index	33.46	21.16	10.52

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 Inception of the Class A and Class B shares is 5/1/2004. Index returns are based on an inception date of 5/1/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Agilent Technologies, Inc.	2.1
Lincoln National Corp.	1.8
M&T Bank Corp.	1.8
Invesco, Ltd.	1.8
Cardinal Health, Inc.	1.7
Textron, Inc.	1.7
Principal Financial Group, Inc.	1.7
Sempra Energy	1.7
Altera Corp.	1.6
Chesapeake Energy Corp.	1.5

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	29.5
Industrials	12.5
Consumer Discretionary	11.9
Information Technology	11.6
Health Care	11.0
Energy	8.1
Utilities	6.7
Materials	5.1
Consumer Staples	3.6

MIST-3

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Goldman Sachs Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.75%	$1,000.00	$1,151.80	$4.07
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class B	Actual	1.00%	$1,000.00	$1,150.60	$5.42
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.2%
Textron, Inc.	488,934	$17,973,214
Triumph Group, Inc.	208,487	15,859,606

		33,832,820

Airlines—0.7%
United Continental Holdings, Inc. (a)	198,110	7,494,501

Auto Components—1.7%
Delphi Automotive plc	214,196	12,879,606
TRW Automotive Holdings Corp. (a)	63,637	4,733,956

		17,613,562

Beverages—1.4%
Constellation Brands, Inc. - Class A (a)	109,357	7,696,546
Monster Beverage Corp. (a)	104,913	7,109,954

		14,806,500

Building Products—0.8%
Armstrong World Industries, Inc. (a)	140,951	8,120,187

Capital Markets—3.0%
Invesco, Ltd.	526,791	19,175,193
Raymond James Financial, Inc.	237,801	12,410,834

		31,586,027

Chemicals—2.3%
Ashland, Inc.	65,965	6,401,244
Celanese Corp. - Series A	132,795	7,344,892
Valspar Corp. (The)	144,536	10,303,971

		24,050,107

Commercial Banks—6.0%
CIT Group, Inc.	200,147	10,433,663
First Republic Bank	160,008	8,376,419
Huntington Bancshares, Inc.	1,225,036	11,821,598
M&T Bank Corp. (b)	164,776	19,183,222
Signature Bank (a)	61,424	6,598,166
Zions Bancorporation	246,616	7,388,615

		63,801,683

Commercial Services & Supplies—1.8%
Tyco International, Ltd.	345,201	14,167,049
Waste Connections, Inc. (b)	108,785	4,746,290

		18,913,339

Communications Equipment—2.1%
F5 Networks, Inc. (a)	60,929	5,536,009
Juniper Networks, Inc. (a)	503,939	11,373,903
Polycom, Inc. (a)	489,966	5,502,318

		22,412,230

Computers & Peripherals—0.5%
NetApp, Inc.	129,219	5,316,070

Construction & Engineering—0.8%
KBR, Inc.	262,531	$8,372,114

Consumer Finance—1.2%
SLM Corp.	473,396	12,440,847

Containers & Packaging—0.8%
Packaging Corp. of America	133,066	8,420,416

Diversified Financial Services—2.4%
ING U.S., Inc.	325,436	11,439,075
NASDAQ OMX Group, Inc. (The)	355,715	14,157,457

		25,596,532

Electric Utilities—3.5%
Edison International	272,178	12,601,841
FirstEnergy Corp.	393,146	12,965,955
Xcel Energy, Inc.	397,704	11,111,850

		36,679,646

Energy Equipment & Services—1.9%
Cameron International Corp. (a)	214,752	12,784,186
Oil States International, Inc. (a)	72,462	7,370,835

		20,155,021

Food Products—2.1%
Green Mountain Coffee Roasters, Inc. (a) (b)	67,680	5,115,254
Ingredion, Inc.	132,317	9,058,422
Tyson Foods, Inc. - Class A (b)	250,391	8,378,083

		22,551,759

Health Care Equipment & Supplies—2.4%
C.R. Bard, Inc.	103,273	13,832,385
CareFusion Corp. (a)	287,224	11,437,260

		25,269,645

Health Care Providers & Services—6.4%
Aetna, Inc.	228,459	15,670,003
Cardinal Health, Inc.	272,105	18,179,335
Humana, Inc.	149,874	15,469,994
Laboratory Corp. of America Holdings (a)	57,617	5,264,465
Tenet Healthcare Corp. (a) (b)	305,175	12,853,971

		67,437,768

Hotels, Restaurants & Leisure—2.5%
MGM Resorts International (a)	523,775	12,319,188
Starwood Hotels & Resorts Worldwide, Inc.	179,399	14,253,251

		26,572,439

Household Durables—2.1%
Toll Brothers, Inc. (a) (b)	326,774	12,090,638
Whirlpool Corp.	62,694	9,834,181

		21,924,819

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Independent Power Producers & Energy Traders—0.8%
Calpine Corp. (a)	441,786	$8,619,245

Industrial Conglomerates—1.1%
Carlisle Cos., Inc.	145,205	11,529,277

Insurance— 9.2%
Arthur J. Gallagher & Co.	112,779	5,292,718
Everest Re Group, Ltd.	82,153	12,805,188
Genworth Financial, Inc. - Class A (a)	733,452	11,390,509
Lincoln National Corp.	375,805	19,399,054
Principal Financial Group, Inc.	362,280	17,864,027
Validus Holdings, Ltd.	187,799	7,566,422
W.R. Berkley Corp.	61,267	2,658,375
Willis Group Holdings plc	121,375	5,438,814
XL Group plc	451,140	14,364,298

		96,779,405

Internet & Catalog Retail—1.6%
Expedia, Inc.	22,196	1,546,173
Liberty Interactive Corp. - Class A (a)	513,816	15,080,500

		16,626,673

IT Services—1.6%
Fidelity National Information Services, Inc.	212,775	11,421,762
Global Payments, Inc.	85,166	5,534,938

		16,956,700

Life Sciences Tools & Services—2.1%
Agilent Technologies, Inc.	391,763	22,404,926

Machinery—4.1%
Crane Co.	78,262	5,263,119
Stanley Black & Decker, Inc.	170,095	13,724,966
Terex Corp.	277,349	11,645,885
Timken Co.	227,342	12,519,724

		43,153,694

Media—2.2%
Liberty Media Corp. - Class A (a)	93,027	13,623,804
Scripps Networks Interactive, Inc. - Class A	116,327	10,051,816

		23,675,620

Metals & Mining—0.8%
Reliance Steel & Aluminum Co.	116,784	8,856,899

Multi-Utilities—2.3%
SCANA Corp. (b)	155,736	7,308,690
Sempra Energy	194,510	17,459,218

		24,767,908

Multiline Retail—0.7%
Macy’s, Inc.	138,531	7,397,555

Oil, Gas & Consumable Fuels—6.1%
Chesapeake Energy Corp.	598,928	$16,254,906
Cimarex Energy Co.	108,887	11,423,335
EQT Corp.	85,937	7,715,424
Pioneer Natural Resources Co.	29,039	5,345,209
Range Resources Corp.	124,239	10,474,590
Tesoro Corp.	225,701	13,203,508

		64,416,972

Paper & Forest Products—1.1%
International Paper Co.	114,532	5,615,504
Louisiana-Pacific Corp. (a)	347,939	6,440,351

		12,055,855

Real Estate Investment Trusts—7.5%
AvalonBay Communities, Inc.	133,804	15,819,647
Camden Property Trust	202,200	11,501,136
DDR Corp.	565,420	8,690,506
Digital Realty Trust, Inc. (b)	89,236	4,383,272
MFA Financial, Inc.	690,262	4,873,250
Starwood Property Trust, Inc. (b)	399,147	11,056,372
Tanger Factory Outlet Centers, Inc.	215,656	6,905,305
Taubman Centers, Inc.	151,110	9,658,951
Two Harbors Investment Corp.	661,893	6,142,367

		79,030,806

Semiconductors & Semiconductor Equipment—5.2%
Altera Corp.	509,171	16,563,332
Applied Materials, Inc.	613,290	10,849,100
Lam Research Corp. (a)	159,475	8,683,414
Maxim Integrated Products, Inc.	403,403	11,258,978
NVIDIA Corp.	442,853	7,094,505

		54,449,329

Software—2.1%
Citrix Systems, Inc. (a)	189,136	11,962,852
PTC, Inc. (a)	202,225	7,156,743
TIBCO Software, Inc. (a)	121,993	2,742,402

		21,861,997

Textiles, Apparel & Luxury Goods—1.1%
PVH Corp.	82,069	11,163,025

Total Common Stocks (Cost $888,070,466)		1,047,113,918

Short-Term Investments—6.1%

Mutual Fund—5.5%
State Street Navigator Securities Lending MET Portfolio (c)	58,379,457	58,379,457

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $5,645,000 on 01/02/14, collateralized by $5,735,000 U.S. Treasury Note at 0.625% due 07/15/16 with a value of $5,758,083.	5,645,000	$5,645,000

Total Short-Term Investments (Cost $64,024,457)		64,024,457

Total Investments—105.3% (Cost $952,094,923) (d)		1,111,138,375
Other assets and liabilities (net)—(5.3)%		(55,722,544)

Net Assets—100.0%		$1,055,415,831

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $57,183,575 and the collateral received consisted of cash in the amount of $58,379,457. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $952,499,977. The aggregate unrealized appreciation and depreciation of investments were $170,951,247 and $(12,312,849), respectively, resulting in net unrealized appreciation of $158,638,398 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,047,113,918	$—	$—	$1,047,113,918
Short-Term Investments
Mutual Fund	58,379,457	—	—	58,379,457
Repurchase Agreement	—	5,645,000	—	5,645,000
Total Short-Term Investments	58,379,457	5,645,000	—	64,024,457
Total Investments	$1,105,493,375	$5,645,000	$—	$1,111,138,375

Collateral for Securities Loaned (Liability)	$—	$(58,379,457)	$—	$(58,379,457)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$1,111,138,375
Cash	974
Receivable for:
Investments sold	5,852,160
Fund shares sold	96,825
Dividends	1,665,790
Prepaid expenses	2,647

Total Assets	1,118,756,771
Liabilities
Collateral for securities loaned	58,379,457
Payables for:
Investments purchased	3,720,842
Fund shares redeemed	427,964
Accrued expenses:
Management fees	623,434
Distribution and service fees	44,902
Deferred trustees’ fees	53,884
Other expenses	90,457

Total Liabilities	63,340,940

Net Assets	$1,055,415,831

Net assets consist of:
Paid in surplus	$701,574,878
Undistributed net investment income	7,782,605
Accumulated net realized gain	187,014,896
Unrealized appreciation on investments	159,043,452

Net Assets	$1,055,415,831

Net Assets
Class A	$840,226,130
Class B	215,189,701
Capital Shares Outstanding*
Class A	47,311,275
Class B	12,147,265
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.76
Class B	17.72

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $952,094,923.
(b)	Includes securities loaned at value of $57,183,575.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$16,120,452
Interest	808
Securities lending income	135,151

Total investment income	16,256,411
Expenses
Management fees	6,852,782
Administration fees	23,325
Custodian and accounting fees	107,452
Distribution and service fees—Class B	510,896
Audit and tax services	37,622
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	85,356
Insurance	6,127
Miscellaneous	10,954

Total expenses	7,688,288
Less broker commission recapture	(104,496)

Net expenses	7,583,792

Net Investment Income	8,672,619

Net Realized and Unrealized Gain
Net realized gain on investments	189,058,934

Net change in unrealized appreciation on investments	71,562,850

Net realized and unrealized gain	260,621,784

Net Increase in Net Assets From Operations	$269,294,403

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,672,619	$10,794,147
Net realized gain	189,058,934	39,878,828
Net change in unrealized appreciation	71,562,850	78,024,278

Increase in net assets from operations	269,294,403	128,697,253

From Distributions to Shareholders
Net investment income
Class A	(8,515,979)	(4,973,239)
Class B	(1,812,117)	(1,013,625)
Net realized capital gains
Class A	(27,403,374)	0
Class B	(7,198,478)	0

Total distributions	(44,929,948)	(5,986,864)

Increase in net assets from capital share transactions	11,325,875	2,942,681

Total increase in net assets	235,690,330	125,653,070

Net Assets
Beginning of period	819,725,501	694,072,431

End of period	$1,055,415,831	$819,725,501

Undistributed Net Investment Income
End of period	$7,782,605	$10,232,272

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	6,037,861	$94,610,806	4,608,500	$60,201,183
Reinvestments	2,463,604	35,919,353	383,441	4,973,239
Redemptions	(7,012,517)	(110,997,914)	(3,426,497)	(45,783,868)

Net increase	1,488,948	$19,532,245	1,565,444	$19,390,554

Class B
Sales	2,075,283	$32,429,771	961,054	$12,643,676
Reinvestments	618,859	9,010,595	78,152	1,013,625
Redemptions	(3,084,321)	(49,646,736)	(2,287,923)	(30,105,174)

Net decrease	(390,179)	$(8,206,370)	(1,248,717)	$(16,447,873)

Increase derived from capital shares transactions		$11,325,875		$2,942,681

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.05	$11.96	$12.82	$10.41	$7.99

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.19	0.13	0.09	0.14
Net realized and unrealized gain (loss) on investments	4.32	2.01	(0.91)	2.45	2.42

Total from investment operations	4.47	2.20	(0.78)	2.54	2.56

Less Distributions
Distributions from net investment income	(0.18)	(0.11)	(0.08)	(0.13)	(0.14)
Distributions from net realized capital gains	(0.58)	0.00	0.00	0.00	0.00

Total distributions	(0.76)	(0.11)	(0.08)	(0.13)	(0.14)

Net Asset Value, End of Period	$17.76	$14.05	$11.96	$12.82	$10.41

Total Return (%) (b)	32.95	18.46	(6.13)	24.56	32.67

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.74	0.75	0.76	0.77	0.77
Ratio of net investment income to average net assets (%)	0.95	1.45	1.05	0.85	1.64
Portfolio turnover rate (%)	112	81	74	98	116
Net assets, end of period (in millions)	$840.2	$643.9	$529.5	$432.6	$409.4

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.02	$11.94	$12.80	$10.40	$7.97

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.16	0.10	0.07	0.12
Net realized and unrealized gain (loss) on investments	4.31	2.00	(0.90)	2.44	2.42

Total from investment operations	4.42	2.16	(0.80)	2.51	2.54

Less Distributions
Distributions from net investment income	(0.14)	(0.08)	(0.06)	(0.11)	(0.11)
Distributions from net realized capital gains	(0.58)	0.00	0.00	0.00	0.00

Total distributions	(0.72)	(0.08)	(0.06)	(0.11)	(0.11)

Net Asset Value, End of Period	$17.72	$14.02	$11.94	$12.80	$10.40

Total Return (%) (b)	32.65	18.12	(6.29)	24.23	32.30

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.99	1.00	1.01	1.02	1.02
Ratio of net investment income to average net assets (%)	0.70	1.18	0.78	0.64	1.37
Portfolio turnover rate (%)	112	81	74	98	116
Net assets, end of period (in millions)	$215.2	$175.8	$164.6	$147.8	$109.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-11

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-12

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture reclasses and Real Estate Investment Trust (REIT) adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $5,645,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MIST-13

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,059,164,266	$0	$1,071,778,565

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $13,712,676 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$6,852,782	0.750%	First $200 million
	0.700%	Over $200 million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-14

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2013 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Goldman Sachs & Co.	$57,529

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$17,717,033	$5,986,864	$27,212,915	$—	$44,929,948	$5,986,864

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$77,671,092	$117,585,351	$158,638,398	$—	$353,894,841

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-15

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Mid Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Goldman Sachs Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-19

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Goldman Sachs Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and five-year periods ended June 30, 2013 and outperformed its Lipper Index for the three-year period ended June 30, 2013. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also

MIST-20

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Goldman Sachs Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Goldman Sachs Mid Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-21

Met Investors Series Trust

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-22

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned 30.80%, 30.49%, and 30.65%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned 22.78%.

MARKET ENVIRONMENT / CONDITIONS

The year started with an abundance of negative macroeconomic distractions such as political deadlock in the U.S., continued structural issues in Europe, slowed growth in the emerging markets, and a questionable reform plan in Japan. Yet, on the whole, equity markets performed well in 2013.

In the U.S., although the year began with legitimate concerns regarding new tax hikes and a budget sequester, it ended with reassuring answers to both concerns. The U.S. economy also showed signs of revitalization, as many key growth indicators trended toward improvement. As 2013 progressed, Europe began to slowly recover, partly because of internally imposed initiatives. Spain emerged from two years of recession and Angela Merkel was re-elected in Germany, solidifying the policies that have safeguarded Germany’s stability. In Japan, the new government began to seriously tackle deflation, which had partially caused a strong yen, weak share prices and slow growth. As a result, U.S., European and Japanese equity markets, which had been impacted by macro fears, strengthened.

Japan, in particular, saw many changes occur in 2013 in terms of price movement and economic and corporate activity. Since the low of Japan’s TOPIX Index in 2012, the market climbed around 80%. The weaker yen resulting from looser monetary policy has not only helped corporate profitability, but has greatly improved sentiment. Although Japan somewhat lags the world in corporate governance standards and profitability, we are seeing some progress addressing these structural shortcomings. Companies are starting to shift away from the standard practices of keeping large cash reserves on the balance sheet and having too few independent board members to more shareholder-friendly measures. The new Liberal Democratic Party government is actually helping by trying to push corporate reform, which we think is a positive step.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection was the main driver of the Portfolio’s outperformance, as holdings in 10 of 15 invested countries delivered positive relative performance. Stocks in the U.K., Germany and Italy produced the strongest relative results, followed by Japan, Switzerland and Ireland. Relative performance was hindered primarily by holdings in Spain (liquidated during the period) and Australia along with a lack of exposure to Finland.

However, our investment process does not emphasize outperforming any benchmark. Instead we focus on achieving strong absolute performance of our portfolios through effective stock selection. In terms of absolute collective performance, 13 of 15 countries in which we were invested delivered positive absolute returns for the year and 12 countries supplied double-digit returns of 11% or greater. Performance was best for holdings in Italy (+51%), Germany (+51%), the U.K. (+41%) and Ireland (+40%). Holdings in Australia (-11%) and Spain (-9%) lost value for the period.

The Portfolio’s top contributors to performance for the year were Daiwa Securities Group (Japan), Daimler (Germany) and Intesa Sanpaolo (Italy). Daiwa Securities Group was a strong performer in 2013 and was a top contributor for the past four quarters. Daiwa’s fiscal first-half results released in October showed pre-tax profit at the highest level since the company started reporting in 1995. Revenues rose across the board in retail, wholesale and asset management, and in total revenues are on track to meet full-year estimates. Of special note, the wholesale banking division became profitable for the first time since 2009. We expected wholesale banking revenues to be strong due to equity trading and commission activity, but were surprised by the advance in fixed income revenues, which surpassed peers.

Daimler performed well primarily in the second half of the year, as its quarterly results were what we consider to be strong. In its third quarter, all businesses (except Financial Services that suffered from a high tax rate) showed both top- and bottom-line progress. Overall unit sales increased 13%, net profit improved 53% and earnings per share rose 62% from the year-ago quarter. Some of the best results came from the previously struggling Buses business, where revenues were more than double our estimates. Revenues in the Mercedes-Benz unit also outpaced our forecasts. Free cash flow was a positive surprise, as it was stronger than we expected. Management stated that the company expects to build upon these solid results and to realize further earnings growth in 2014.

Intesa Sanpaolo’s stock price progressively advanced from the mid-point of 2013. Its third-quarter results showed stabilizing net interest income and the spread improvement more than offset volume declines. Fee growth remained robust in the period, and results from trading exceeded expectations. Costs were down 7% year-to-date mainly due to head-count reductions of nearly 7,000 since 2011. Management closed nearly 900 branches since 2011 and plans to close another 400 by the end of 2014. Capital ratios and liquidity remain strong, and management plans to continue its high dividend payout assuming no regulatory constraints.

The Portfolio’s worst detractors for the year were AMP (Australia), Orica (Australia) and Canon (Japan). AMP’s stock price declined significantly in the latter part of 2013. The company’s life insurance business remains challenged, as evidenced by its third-quarter cash-flows and assets under management results. Life-related costs in the quarter were higher than the market expected and exceeded the total amount anticipated for the remainder of the year. We also noted weak cash flows. However, the Australian wealth management segment performed well, as assets under management grew 5% from the

MIST-1

Met Investors Series Trust

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

previous quarter and net cash inflows were AUD $206 million. Management stated that the company would still issue a shareholder dividend in February 2014 even though the company will realize a current-year deficit, stating that “the expected capitalized loss is a non-cash item and would not reduce AMP’s overall capital position.”

Orica’s share price was weakened by a reduction in guidance in July and by the market’s anticipation that the company would miss its 2013 fiscal-year targets. However, shares rebounded when Orica’s fiscal-year results showed 3% revenue growth and relatively flat margins, which put the company in line with expectations. This demonstrated that Orica’s explosives business is much more resilient than most other areas of mining services. Management has indicated earnings will be higher this year than last but that the environment is leading to higher than normal volatility. During the year 90% of its contracts that were up for renewal were renewed, and any clients they lost were replaced two times over by new contract wins or greenfield business. Also, a year ago two-thirds of contracts were only for products, while today two-thirds of renewal contracts include a service component.

Canon’s performance was largely the result of the downgrade of the Interchangeable-Lens Camera business (digital single-lens reflex cameras and lenses). This business has lagged enough that management lowered fiscal-year volume estimates from nine million to eight million units. Quarterly data confirms that imaging inventory has decreased year-over-year. Despite falling prices due to uncertain consumer markets in developed regions and from trading down in emerging markets, management indicated pricing is normalizing. The office products division has remained mostly unchanged, generating only slightly lower volumes. In addition, print volumes are growing again, and Canon is taking market share. We continue to believe that Canon is a compelling investment opportunity that will reward shareholders in the long term.

As active value managers, we believe that today’s market provides exploitable opportunities, and we are constantly looking for ways to capitalize on these opportunities in order to add value for our shareholders.

Currency hedging was actively utilized throughout the year, as we still believe that many currencies are overvalued compared to the U.S. dollar. Approximately 33% of the Portfolio’s Australian dollar exposure, 35% of the Portfolio’s Swiss franc exposure and 30% of the Portfolio’s Swedish krona exposure were hedged at year-end.

The Portfolio finished the year with most of its assets invested in Switzerland (18%) followed by the U.K. (16%) and France (15%). Israel, South Korea and Canada (all 1%) accounted for the smallest allocations, as the Portfolio holds only one security domiciled in each of these countries.

David G. Herro

Robert A. Taylor

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	30.80	21.45	10.74
Class B	30.49	21.16	10.47
Class E	30.65	21.28	10.58
MSCI EAFE Index	22.78	12.44	6.91

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Credit Suisse Group AG	5.3
Allianz SE	3.8
Intesa Sanpaolo S.p.A.	3.7
Daimler AG	3.4
BNP Paribas S.A.	3.2
Canon, Inc.	2.8
CNH Industrial NV	2.8
Holcim, Ltd.	2.5
Orica, Ltd.	2.5
Toyota Motor Corp.	2.5

Top Countries

% of Market Value of Total Investments
Switzerland	18.0
United Kingdom	15.0
France	14.5
Germany	12.1
Japan	11.9
Netherlands	7.6
Australia	4.9
Sweden	4.2
Italy	3.7
United States	2.8

MIST-3

Met Investors Series Trust

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.81%	$1,000.00	$1,194.90	$4.48
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class B(a)	Actual	1.06%	$1,000.00	$1,193.20	$5.86
	Hypothetical*	1.06%	$1,000.00	$1,019.86	$5.40

Class E(a)	Actual	0.96%	$1,000.00	$1,194.10	$5.31
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—97.3% of Net Assets

Security Description	Shares	Value

Australia—4.9%
AMP, Ltd.	22,388,282	$87,912,668
Orica, Ltd. (a)	4,375,700	93,266,252

		181,178,920

Canada—1.2%
Thomson Reuters Corp. (a)	1,168,100	44,172,819

France—14.5%
BNP Paribas S.A.	1,537,487	120,389,376
Christian Dior S.A.	179,171	33,920,181
Danone S.A.	1,067,300	76,995,766
Kering	438,700	92,777,386
LVMH Moet Hennessy Louis Vuitton S.A.	385,900	70,643,217
Pernod-Ricard S.A.	693,400	79,171,728
Publicis Groupe S.A. (a)	388,068	35,623,783
Sanofi	266,400	28,357,202

		537,878,639

Germany—12.2%
Allianz SE	781,700	140,216,280
Bayerische Motoren Werke (BMW) AG	774,600	90,840,191
Continental AG	119,800	26,280,293
Daimler AG	1,476,500	127,807,057
SAP AG	754,700	64,708,021

		449,851,842

Ireland—2.1%
Experian plc	4,158,400	76,748,300

Israel—1.0%
Check Point Software Technologies, Ltd. (a) (b)	577,279	37,246,041

Italy—3.7%
Intesa Sanpaolo S.p.A.	55,243,100	137,138,891

Japan—11.9%
Canon, Inc. (a)	3,313,700	105,476,454
Daiwa Securities Group, Inc.	8,175,000	81,869,625
FANUC Corp.	48,800	8,948,777
Honda Motor Co., Ltd.	1,661,700	68,533,174
Meitec Corp.	347,100	9,412,784
Olympus Corp. (b)	1,982,600	62,881,295
Omron Corp.	89,000	3,939,140
Secom Co., Ltd.	123,300	7,445,926
Toyota Motor Corp.	1,529,700	93,086,020

		441,593,195

Netherlands—7.6%
Akzo Nobel NV	486,256	37,727,769
CNH Industrial NV (b)	8,936,700	102,061,672
Heineken Holding NV	781,000	49,528,999
Koninklijke Ahold NV	2,172,200	39,002,698
Koninklijke Philips NV	1,405,141	51,797,838

		280,118,976

South Korea—1.0%
Samsung Electronics Co., Ltd.	28,800	$37,641,464

Sweden—4.2%
Atlas Copco AB - B Shares	2,008,694	51,149,752
Hennes & Mauritz AB - B Shares	1,001,300	46,270,608
SKF AB - B Shares	2,185,759	57,361,639

		154,781,999

Switzerland—18.0%
Adecco S.A. (b)	634,900	50,424,056
Cie Financiere Richemont S.A.	791,000	79,154,503
Credit Suisse Group AG (b)	6,341,409	194,693,007
Geberit AG	14,400	4,405,093
Givaudan S.A. (b)	25,080	35,931,072
Holcim, Ltd. (b)	1,244,800	93,588,171
Kuehne & Nagel International AG	690,600	90,827,860
Nestle S.A.	989,600	72,644,503
Novartis AG	454,500	36,373,844
Schindler Holding AG	13,302	1,963,099
Wolseley plc	139,376	7,915,055

		667,920,263

United Kingdom—15.0%
Diageo plc	2,668,500	88,143,845
GlaxoSmithKline plc	2,666,900	71,130,619
Lloyds Banking Group plc (b)	67,926,200	88,784,483
Schroders plc	1,367,062	59,028,891
Schroders plc (non-voting)	10,427	348,265
Signet Jewelers, Ltd.	196,892	15,495,400
Smiths Group plc	2,230,500	54,848,187
TESCO plc (a)	14,670,300	81,247,570
Willis Group Holdings plc (a)	1,908,200	85,506,442
WPP plc	552,500	12,678,717

		557,212,419

Total Common Stocks (Cost $2,957,085,266)		3,603,483,768

Short-Term Investments—8.7%

Mutual Fund—5.9%
State Street Navigator Securities Lending MET Portfolio (c)	220,191,498	220,191,498

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $103,890,000 on 01/02/14, collateralized by $106,065,000 U.S. Treasury Notes with rates ranging from 0.250% - 0.375%, maturity dates ranging from 10/31/15 - 02/15/16 with a value of $105,968,231.	103,890,000	$103,890,000

Total Short-Term Investments (Cost $324,081,498)		324,081,498

Total Investments—106.0% (Cost $3,281,166,764) (d)		3,927,565,266
Other assets and liabilities (net)—(6.0)%		(222,557,336)

Net Assets—100.0%		$3,705,007,930

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $256,727,496 and the collateral received consisted of cash in the amount of $220,191,498 and non-cash collateral with a value of $47,301,440. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $3,342,145,173. The aggregate unrealized appreciation and depreciation of investments were $633,715,390 and $(48,295,297), respectively, resulting in net unrealized appreciation of $585,420,093 for federal income tax purposes.

Ten Largest Industries as of December 31, 2013 (Unaudited)	% of Net Assets
Automobiles	10.3
Commercial Banks	9.3
Capital Markets	9.1
Insurance	8.5
Textiles, Apparel & Luxury Goods	7.5
Machinery	6.0
Beverages	5.8
Chemicals	4.5
Food Products	4.0
Professional Services	3.7

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
SEK	88,000,000	State Street Bank and Trust	06/18/14	$13,421,385	$222,337

Contracts to Deliver
AUD	66,300,000	State Street Bank and Trust	09/17/14	58,350,630	139,520
CHF	145,600,000	State Street Bank and Trust	03/19/14	156,928,682	(6,387,444)
CHF	31,200,000	State Street Bank and Trust	03/19/14	35,071,942	75,630
CHF	26,200,000	State Street Bank and Trust	03/19/14	28,705,093	(682,836)
SEK	350,000,000	State Street Bank and Trust	06/18/14	53,392,727	(872,078)
SEK	40,000,000	State Street Bank and Trust	06/18/14	6,201,743	51

Net Unrealized Depreciation					$(7,504,820)

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(SEK)—	Swedish Krona

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$181,178,920	$—	$181,178,920
Canada	44,172,819	—	—	44,172,819
France	—	537,878,639	—	537,878,639
Germany	—	449,851,842	—	449,851,842
Ireland	—	76,748,300	—	76,748,300
Israel	37,246,041	—	—	37,246,041
Italy	—	137,138,891	—	137,138,891
Japan	—	441,593,195	—	441,593,195
Netherlands	—	280,118,976	—	280,118,976
South Korea	—	37,641,464	—	37,641,464
Sweden	—	154,781,999	—	154,781,999
Switzerland	—	667,920,263	—	667,920,263
United Kingdom	101,001,842	456,210,577	—	557,212,419
Total Common Stocks	182,420,702	3,421,063,066	—	3,603,483,768
Short-Term Investments
Mutual Fund	220,191,498	—	—	220,191,498
Repurchase Agreement	—	103,890,000	—	103,890,000
Total Short-Term Investments	220,191,498	103,890,000	—	324,081,498
Total Investments	$402,612,200	$3,524,953,066	$—	$3,927,565,266

Collateral for Securities Loaned (Liability)	$—	$(220,191,498)	$—	$(220,191,498)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$437,538	$—	$437,538
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(7,942,358)	—	(7,942,358)
Total Forward Contracts	$—	$(7,504,820)	$—	$(7,504,820)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$3,927,565,266
Cash	612
Cash denominated in foreign currencies (c)	110
Unrealized appreciation on forward foreign currency exchange contracts	437,538
Receivable for:
Investments sold	10,279,361
Fund shares sold	1,032,907
Dividends and interest	8,201,419
Prepaid expenses	9,139

Total Assets	3,947,526,352
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	7,942,358
Collateral for securities loaned	220,191,498
Payables for:
Investments purchased	10,037,211
Fund shares redeemed	1,236,558
Accrued expenses:
Management fees	2,289,945
Distribution and service fees	303,473
Deferred trustees’ fees	53,884
Other expenses	463,495

Total Liabilities	242,518,422

Net Assets	$3,705,007,930

Net assets consist of:
Paid in surplus	$2,687,101,757
Undistributed net investment income	97,061,701
Accumulated net realized gain	281,790,061
Unrealized appreciation on investments and foreign currency transactions	639,054,411

Net Assets	$3,705,007,930

Net Assets
Class A	$2,176,613,439
Class B	1,379,472,832
Class E	148,921,659
Capital Shares Outstanding*
Class A	113,754,251
Class B	73,224,931
Class E	7,858,577
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.13
Class B	18.84
Class E	18.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,281,166,764.
(b)	Includes securities loaned at value of $256,727,496.
(c)	Identified cost of cash denominated in foreign currencies was $109.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$85,204,633
Interest	204,137
Securities lending income	2,971,622

Total investment income	88,380,392
Expenses
Management fees	26,261,610
Administration fees	82,613
Custodian and accounting fees	1,584,085
Distribution and service fees—Class B	3,081,877
Distribution and service fees—Class E	202,540
Audit and tax services	51,287
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	215,725
Insurance	19,885
Miscellaneous	31,473

Total expenses	31,584,869
Less management fee waiver	(607,054)

Net expenses	30,977,815

Net Investment Income	57,402,577

Net Realized and Unrealized Gain
Net realized gain on:
Investments	497,350,409
Foreign currency transactions	56,603,847

Net realized gain	553,954,256

Net change in unrealized appreciation (depreciation) on:
Investments	329,306,867
Foreign currency transactions	(27,480,586)

Net change in unrealized appreciation	301,826,281

Net realized and unrealized gain	855,780,537

Net Increase in Net Assets From Operations	$913,183,114

(a)	Net of foreign withholding taxes of $7,686,911.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$57,402,577	$64,498,121
Net realized gain	553,954,256	79,431,654
Net change in unrealized appreciation	301,826,281	637,874,142

Increase in net assets from operations	913,183,114	781,803,917

From Distributions to Shareholders
Net investment income
Class A	(55,521,937)	(36,645,122)
Class B	(30,390,349)	(16,304,255)
Class E	(3,443,670)	(1,850,884)

Total distributions	(89,355,956)	(54,800,261)

Decrease in net assets from capital share transactions	(267,313,853)	(404,342,351)

Total increase in net assets	556,513,305	322,661,305

Net Assets
Beginning of period	3,148,494,625	2,825,833,320

End of period	$3,705,007,930	$3,148,494,625

Undistributed Net Investment Income
End of period	$97,061,701	$68,964,865

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	11,913,450	$197,537,987	14,633,424	$187,870,272
Reinvestments	3,595,980	55,521,937	2,867,381	36,645,122
Redemptions	(29,878,876)	(502,723,353)	(39,274,755)	(523,077,795)

Net decrease	(14,369,446)	$(249,663,429)	(21,773,950)	$(298,562,401)

Class B
Sales	8,985,193	$152,590,784	6,500,381	$81,297,315
Reinvestments	1,995,427	30,390,349	1,291,937	16,304,255
Redemptions	(12,075,347)	(200,888,411)	(14,695,829)	(192,139,633)

Net decrease	(1,094,727)	$(17,907,278)	(6,903,511)	$(94,538,063)

Class E
Sales	1,252,067	$21,113,827	802,938	$10,447,573
Reinvestments	225,077	3,443,670	145,969	1,850,884
Redemptions	(1,433,998)	(24,300,643)	(1,816,718)	(23,540,344)

Net increase (decrease)	43,146	$256,854	(867,811)	$(11,241,887)

Decrease derived from capital shares transactions		$(267,313,853)		$(404,342,351)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$15.06	$11.85	$13.78		$12.05	$8.57

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.29	0.24		0.16	0.15
Net realized and unrealized gain (loss) on investments	4.22	3.16	(2.17)		1.83	4.17

Total from investment operations	4.53	3.45	(1.93)		1.99	4.32

Less Distributions
Distributions from net investment income	(0.46)	(0.24)	(0.00	)(b)	(0.26)	(0.84)

Total distributions	(0.46)	(0.24)	(0.00	)(b)	(0.26)	(0.84)

Net Asset Value, End of Period	$19.13	$15.06	$11.85		$13.78	$12.05

Total Return (%) (c)	30.80	29.47	(13.98)		16.67	55.46

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.85		0.85	0.84
Net ratio of expenses to average net assets (%) (d)	0.81	0.81	0.83		0.84	0.83
Ratio of net investment income to average net assets (%)	1.79	2.26	1.79		1.33	1.58
Portfolio turnover rate (%)	58	41	48		51	54
Net assets, end of period (in millions)	$2,176.6	$1,929.3	$1,775.7		$1,479.3	$1,082.1

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.84	$11.67	$13.61	$11.91	$8.47

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.25	0.21	0.13	0.13
Net realized and unrealized gain (loss) on investments	4.17	3.13	(2.15)	1.81	4.11

Total from investment operations	4.42	3.38	(1.94)	1.94	4.24

Less Distributions
Distributions from net investment income	(0.42)	(0.21)	0.00	(0.24)	(0.80)

Total distributions	(0.42)	(0.21)	0.00	(0.24)	(0.80)

Net Asset Value, End of Period	$18.84	$14.84	$11.67	$13.61	$11.91

Total Return (%) (c)	30.49	29.25	(14.25)	16.42	55.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	1.08	1.10	1.10	1.09
Net ratio of expenses to average net assets (%) (d)	1.06	1.06	1.08	1.09	1.08
Ratio of net investment income to average net assets (%)	1.50	1.98	1.60	1.07	1.30
Portfolio turnover rate (%)	58	41	48	51	54
Net assets, end of period (in millions)	$1,379.5	$1,102.6	$948.2	$975.9	$710.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.92	$11.74	$13.67	$11.96	$8.50

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.27	0.23	0.15	0.13
Net realized and unrealized gain (loss) on investments	4.20	3.13	(2.16)	1.80	4.14

Total from investment operations	4.47	3.40	(1.93)	1.95	4.27

Less Distributions
Distributions from net investment income	(0.44)	(0.22)	0.00	(0.24)	(0.81)

Total distributions	(0.44)	(0.22)	0.00	(0.24)	(0.81)

Net Asset Value, End of Period	$18.95	$14.92	$11.74	$13.67	$11.96

Total Return (%) (c)	30.65	29.27	(14.12)	16.50	55.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	0.98	1.00	1.00	0.99
Net ratio of expenses to average net assets (%) (d)	0.96	0.96	0.98	0.99	0.98
Ratio of net investment income to average net assets (%)	1.60	2.10	1.74	1.22	1.37
Portfolio turnover rate (%)	58	41	48	51	54
Net assets, end of period (in millions)	$148.9	$116.6	$101.9	$134.9	$126.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $103,890,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MIST-14

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$437,538	Unrealized depreciation on forward foreign currency exchange contracts	$7,942,358

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust	$437,538	$(437,538)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
State Street Bank and Trust	$7,942,358	$(437,538)	$—	$7,504,820

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$60,901,090

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(27,663,286)

MIST-15

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$543,378,768

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MIST-16

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,922,710,003	$0	$2,189,199,701

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Harris Associates L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$26,261,610	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $1 billion

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that

MIST-17

Met Investors Series Trust

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$89,355,956	$54,800,261	$—	$—	$89,355,956	$54,800,261

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$89,648,128	$342,768,470	$585,543,459	$—	$1,017,960,057

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $130,829,687.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

MIST-18

Met Investors Series Trust

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Harris Oakmark International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Harris Oakmark International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harris Oakmark International Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Harris Oakmark International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-22

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Harris Oakmark International Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MIST-23

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Harris Oakmark International Portfolio, the Board considered that the Portfolio’s actual management fees were slightly above the Expense Group median but below the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Harris Oakmark International Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-24

Met Investors Series Trust

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-25

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned 1.86%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

MARKET ENVIRONMENT / CONDITIONS

Similar to recent years past, equities came charging out of the gates to post handsome returns as improved sentiment coupled with central bank actions encouraged risk appetite. However, the first quarter of 2013 was not absent volatility which provided opportunity for government bonds to post gains as investors coped with news regarding lower than expected U.S. Gross Domestic Product figures, geopolitical risks and seizure of private bank balances in Cyprus by seeking shelter in safe haven assets. Commodities bucked the trend of past years by diverging from equities and posting losses, especially in the metals and agricultural and livestock complexes.

Capital markets were weak and returns unbalanced during the second quarter as commodities and bonds experienced material declines while select equity markets generated small gains. Losses among commodities were broad based with gold and silver particularly hard hit. Government bonds continued their selloff from May, which intensified after statements made by Federal Reserve Chairman Ben Bernanke on June 19th led to fears that the Federal Reserve might be turning off the easy-money faucet. The majority of the developed equity markets ended the quarter in positive territory, despite a late quarter selloff.

The third quarter saw better performance from risky asset classes than what was experienced in the second quarter. Both equities and commodities experienced solid gains as the Federal Reserve sought to allay fears around their proposed tapering of asset purchases and a host of geopolitical and weather related factors impacted resource prices. Bonds tread water during the quarter as reduced safe haven demand and fears of increased interest rates was tempered by the surprise “no-taper” announcement by the Federal Reserve.

Developed equity markets continued to push higher to year end with the MSCI World Index finishing at 26.68% on investor demand for the asset class which has been the primary beneficiary of central bank stimulus. Bond markets drifted lower -2.02% (measured by the Barclays U.S. Aggregate Bond Index) as investor preference for risky assets outweighed their desire to maintain exposure to safe-haven assets. Commodity prices ended the year down -9.52% (measured by Dow Jones UBS Commodity Index) however results were mixed by complex as energy prices generally increased while prices for metals and agricultural commodities declined.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio had a positive return for the year but underperformed the benchmark. Positive absolute performance from strategic equity and active positioning drove results for the period. Environments in which equity markets dominate performance are periods in which the Portfolio’s performance may lag relative to the reference benchmark, due to the Portfolio’s high degree of diversification. Weak performance by the commodity asset class was an additional headwind for the Portfolio.

Equities were the primary driver of results for the first quarter, but gains weren’t uniform across all markets. Japan led all markets on investor enthusiasm surrounding the actions emanating from the Bank of Japan. Bonds also posted gains on the quarter with German Bunds leading the way as European investors sought safe haven assets after the Italian elections and during the Cyprus banking crisis. Commodities started the year hot, but sold off in the last months of the quarter as weakness in the Chinese and European economies, a rising dollar and increased supply in agricultural and industrial metal commodities acted in concert to depressed prices. Tactical positioning for the period aided results as overweights to Japanese, U.S. and U.K. equities as well as Japanese government bonds helped to offset a slight drag from commodity overweights, particularly the overweight positioning in precious metals. Even though timely overweights to energy helped results, volatility in industrial metals and agriculture hurt our tactical decisions to overweight copper, soy meal and soy beans.

The second quarter was an unusual one as a broad cross-section of markets declined, limiting the benefits of the Portfolio’s focus on economic diversification. Environments like this are rare, but not unprecedented and have typically been short-lived. Equities continued to provide narrow leadership across the major asset classes with European and U.S. markets finishing positive, but not keeping pace with the euphoric Japanese market. Only Hong Kong and the U.K. markets finished down for the quarter. Within commodities, declines were broad based but most heavily concentrated in precious metals. Government bonds sold off across the globe as investors perceived that the Federal Reserve has now signaled that the timeline has been accelerated for both the reduction and cessation of bond purchasing programs. Tactical equity exposure was a net contributor to results as we maintained an overweight position to all six markets throughout the quarter. Overweight positions in Japan and both U.S. large and small caps were the primary tactical contributors offsetting slight losses from overweight positions in Hong Kong and the U.K. Tactical commodity exposures hurt results with overweight positions in gold and silver being the primary detractors and an underweight to sugar, the primary contributor. Tactical bond exposure was slightly positive as an underweight to Australian bonds helped offset declines in overweight exposures to Canada government bonds, U.K. Gilts and U.S. Treasuries. Overall, the impact on returns from tactical shifts was flat for the second quarter.

In the third quarter, equities led results as all six markets in which the strategy invests were positive, with Europe, U.S. small caps and Hong Kong equity markets posting double digit gains. Tactical positioning benefitted results as all six markets carried overweights over

MIST-1

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

the entire quarter. Strategic commodities also aided results as all 4 commodity complexes posted gains. Tactical positioning in commodities detracted from performance in the quarter as negative results from positioning in agriculture and industrial metals slightly outweighed positive results from positioning in precious metals and energy commodities. Bonds rose marginally as gains in Japanese and German government bonds were diluted by negative results from the U.K., U.S., Australia, and Canada. Tactical positioning in bonds produced flat results as positive returns from a general underweight to U.K. Gilts were negated by losses from general overweights to Germany and the U.S.

Fourth quarter results were led by U.S. large caps which posted double digit returns, but price advances in Japanese, U.S. small caps, and European equities were impressive as well. Tactical positioning from equities was additive to results as we remained overweight across all of the markets within the Portfolio. With the exception of Japan, government bond yields in the developed markets drifted higher on continued fears of tapering of asset purchases by the Federal Reserve, improving economic data points, and deteriorating investor sentiment towards safe haven assets. As a result, strategic and tactical contribution from government bonds detracted from returns. From an asset class perspective, strategic and tactical commodities detracted from results while performance was mixed at the among the different commodity complexes; energy, agriculture, industrial and precious metals. Energy was the lone bright spot while industrial metals results were largely unchanged. Agricultural commodities were generally weak and precious metals continued to struggle during the quarter as investors reduced exposure on a benign inflation outlook and concerns over what effects a Fed taper could have on prices.

Please note that the Portfolio is principally implemented with derivative instruments that include futures and total return swaps. Therefore, all or most of the performance of the strategy, both positive and negative, can be attributed to these instruments. Derivatives can be a more liquid and cost-effective way to gain exposure to asset classes. Additionally, the leverage used in the strategy is inherent in these instruments.

To close out 2013, tactical positioning continued to overweight all equity markets and a modest overweight to governments bond markets, except in Japan which remained at a neutral stance. Within commodities, the strategy was underweight all agricultural portfolio constituents, precious metals, select energy assets as well as aluminum. Copper remained the sole asset with a tactical overweight.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	1.86	4.83
Dow Jones Moderate Index	14.46	11.25

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 4/23/2012. Index returns are based on an inception date of 4/23/2012.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Exposures by Asset Class*

% of Net Assets
Fixed Income	84.8
Equities	43.2
Commodities	26.1

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

MIST-3

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B(a)	Actual	0.91%	$1,000.00	$1,053.80	$4.71
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-4

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Municipals—2.4% of Net Assets

Security Description	Shares/ Principal Amount*	Value
Gainesville & Hall County, GA, Development Authority Revenue 0.140%, 03/01/21 (a)	24,300,000	$24,300,000
Minnesota State Office of Higher Education Revenue 0.110%, 08/01/47 (a)	7,912,000	7,912,000

Total Municipals (Cost $32,212,000)		32,212,000

Commodity - Linked Securities—2.1%
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index multiplied by 2), 01/13/15	3,780,000	3,703,266
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Canadian Imperial Bank of Commerce Custom 1 Agriculture Commodity Index multiplied by 2), 12/11/14	5,387,855	5,432,574
Cargill, Inc. Commodity Linked Note, one month LIBOR rate (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 05/12/14	11,540,387	13,255,974
Cargill, Inc. Commodity Linked Note, one month LIBOR rate (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 12/19/14	5,750,000	5,766,804

Total Commodity-Linked Securities (Cost $26,458,242)		28,158,618

Short-Term Investments—87.9%

Mutual Funds—16.7%
Premier Portfolio, Institutional Class 0.021% (b) (c)	18,281,408	18,281,408
STIC (Global Series) PLC - U.S. Dollar Liquidity Portfolio, Institutional Class 0.040% (b) (c)	187,352,201	187,352,201
STIT-Liquid Assets Portfolio, Institutional Class 0.069% (b) (c)	18,281,407	18,281,407

		223,915,016

U.S. Treasury—7.5%
U.S. Treasury Bills 0.046%, 03/06/14 (d)	7,920,000	7,919,366
0.051%, 02/27/14 (d)	15,546,000	15,544,769
U.S. Treasury Bills 0.061%, 01/23/14 (d) (e)	9,000,000	8,999,670
0.061%, 02/06/14 (d)	26,549,000	26,547,407
0.063%, 01/23/14 (d) (e)	10,150,000	10,149,612
0.071%, 06/12/14 (d)	3,880,000	3,878,778
0.081%, 06/12/14 (d)	4,120,000	4,118,517

U.S. Treasury—(Continued)
0.086%, 06/19/14 (d)	8,880,000	8,876,457
0.100%, 01/23/14 (d)	2,500,000	2,499,908
0.135%, 01/09/14 (d)	8,100,000	8,099,762
0.137%, 01/09/14 (d)	4,100,000	4,099,877

		100,734,123

Commercial Paper—63.7%
Alpine Securitization Corp. 0.122%, 01/07/14 (d)	30,000,000	29,999,400
0.122%, 01/10/14 (d)	8,000,000	7,999,760
Atlantic Asset Securitization LLC 0.122%, 01/07/14 (d)	45,000,000	44,999,100
Barton Capital LLC 0.189%, 05/01/14 (144A) (d)	39,000,000	39,000,000
CAFCO LLC 0.162%, 02/18/14 (d)	3,300,000	3,299,296
Caisse des Depots et Consignations 0.117%, 01/06/14 (d)	37,000,000	36,999,409
Cancara Asset Securitisation LLC 0.162%, 02/18/14 (144A) (d)	20,000,000	19,995,733
0.183%, 01/03/14 (d)	25,000,000	24,999,750
Collateralized Commercial Paper II Co. LLC 0.305%, 02/05/14 (d)	14,300,000	14,295,829
0.325%, 08/01/14 (d)	10,700,000	10,679,837
Gemini Securitization Corp. LLC 0.122%, 01/22/14 (d)	7,100,000	7,099,503
Gotham Funding Corp. 0.162%, 02/03/14 (d)	40,000,000	39,994,133
Govco LLC 0.162%, 02/04/14 (d)	40,000,000	39,993,956
ING (U.S.) Funding LLC 0.223%, 02/24/14 (d)	20,000,000	19,993,400
0.228%, 03/10/14 (d)	19,900,000	19,891,543
Jupiter Securitization Co. LLC 0.244%, 03/12/14 (144A) (d)	22,900,000	22,889,313
Macquarie Bank, Ltd. 0.203%, 02/26/14 (144A) (d)	7,000,000	6,997,822
0.244%, 01/06/14 (144A) (d)	2,000,000	1,999,933
National Australia Funding Delaware, Inc. 0.188%, 05/12/14 (144A) (d)	40,000,000	39,973,072
Natixis US Finance Co. LLC 0.213%, 02/14/14 (d)	45,500,000	45,488,322
Nieuw Amsterdam Receivables Corp. 0.162%, 02/12/14 (d)	7,000,000	6,998,693
Old Line Funding LLC 0.183%, 05/23/14 (144A) (d)	20,000,000	19,985,800
PepsiCo, Inc. 0.061%, 01/22/14 (144A) (d)	25,000,000	24,999,125
Regency Markets No. 1 LLC 0.142%, 01/15/14 (d)	15,000,000	14,999,183
Salisbury Receivables Co. LLC 0.162%, 02/05/14 (144A) (d)	10,000,000	9,998,445
Scaldis Capital LLC 0.203%, 02/04/14 (144A) (d)	32,500,000	32,493,861

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper —(Continued)
Sheffield Receivables Corp. 0.183%, 03/12/14 (144A) (d)	20,000,000	$19,993,000
0.193%, 01/21/14 (d)	25,000,000	24,997,361
Skandinaviska Enskilda Banken AB 0.167%, 01/17/14 (144A) (d)	9,500,000	9,499,303
Societe Generale North America, Inc. 0.254%, 02/03/14 (d)	37,000,000	36,991,521
Standard Chartered Bank 0.173%, 03/17/14 (d)	45,000,000	44,984,063
Svenska Handelsbanken AB 0.152%, 02/19/14 (d)	36,100,000	36,092,630
Thunder Bay Funding LLC 0.173%, 03/04/14 (144A) (d)	30,000,000	29,991,217
Wells Fargo Bank N.A. 0.220%, 02/11/14 (d)	35,000,000	35,000,000
Working Capital Management Co. 0.183%, 01/07/14 (d)	30,000,000	29,999,100

		853,612,413

Total Short-Term Investments (Cost $1,178,261,552)		1,178,261,552

Total Investments—92.4% (Cost $1,236,931,794) (f)		1,238,632,170
Other assets and liabilities (net)—7.6%		101,833,513

Net Assets—100.0%		$1,340,465,683

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2013.
(d)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(e)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2013, the market value of securities pledged was $8,512,681.
(f)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,236,931,794. The aggregate unrealized appreciation and depreciation of investments were $2,119,977 and $(419,601), respectively, resulting in net unrealized appreciation of $1,700,376 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $277,816,624, which is 20.7% of net assets.
(EMTN)—	Euro Medium-Term Note
(LIBOR)—	London InterBank Offered Rate

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/21/14	2,162	AUD	245,821,815	$1,857,388
Brent Crude Oil Futures	01/16/14	235	USD	26,135,642	(97,642)
Canada Government Bond 10 Year Futures	03/20/14	1,692	CAD	216,744,488	(2,165,599)
Euro Stoxx 50 Index Futures	03/21/14	2,320	EUR	68,037,613	5,596,327
Euro-Bund Futures	03/06/14	1,145	EUR	161,962,912	(3,595,062)
FTSE 100 Index Futures	03/21/14	975	GBP	62,601,158	4,470,182
Gas Oil Futures	01/10/14	175	USD	16,517,452	6,923
Gasoline RBOB Futures	01/31/14	165	USD	18,755,735	550,552
Hang Seng Index Futures	01/29/14	482	HKD	551,538,288	1,391,101
Japanese Government 10 Year Bond Futures	03/11/14	114	JPY	16,415,234,020	(728,839)
NY Harbor USLD Futures	01/31/14	44	USD	5,564,857	99,632
Russell 2000 Mini Index Futures	03/21/14	723	USD	79,935,880	4,033,340
S&P 500 E-Mini Index Futures	03/21/14	1,083	USD	96,633,451	3,062,114
Silver Futures	03/27/14	355	USD	35,441,265	(1,059,515)
TOPIX Index Futures	03/13/14	817	JPY	10,253,119,183	3,687,264
U.S. Treasury Long Bond Futures	03/20/14	793	USD	103,254,767	(1,502,955)
United Kingdom Long Gilt Bond Futures	03/27/14	1,186	GBP	128,996,193	(4,332,020)
WTI Light Sweet Crude Oil Futures	05/19/14	166	USD	15,590,648	557,833

Net Unrealized Appreciation					$11,831,024

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Futures Contracts—(Continued)

Swap Agreements

Total Return Swap Agreements

Pay/Receive Floating Rate	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	0.3300%	05/12/14	Barclays Bank plc	Barclays Commodity Strategy 1452 Excess Return Index	USD	28,304,704	$301,566	$—	$301,566
Receive	0.5300%	10/09/14	Barclays Bank plc	Barclays Commodity Strategy 1635 Excess Return Index	USD	20,311,827	(297,289)	—	(297,289)
Receive	0.3000%	04/11/14	Canadian Imperial Bank of Commerce	CIBC Dynamic Roll LME Copper Excess Return Index	USD	28,020,187	568,664	—	568,664
Receive	0.6000%	10/31/14	Goldman Sachs International	Goldman Sachs Alpha Basket B472 Excess Return Strategy	USD	13,441,312	(269,248)	—	(269,248)
Receive	0.4900%	10/16/14	JPMorgan Chase Bank N.A.	JPMorgan Bespoke Commodity JMAB 165 Index	USD	12,336,755	(26,764)	—	(26,764)
Receive	0.2500%	05/07/14	Merrill Lynch International	MLCX Dynamic Enhanced Copper Excess Return Index	USD	15,923,155	26,469	—	26,469
Receive	0.1400%	02/24/14	Merrill Lynch International	Merrill Lynch Gold Excess Return Index	USD	23,241,610	28,992	—	28,992
Receive	0.3800%	10/13/14	Morgan Stanley Capital Services LLC	S&P GSCI Aluminum Dynamic Roll Excess Return Index	USD	332,499	5,109	—	5,109
Receive	0.0900%	04/22/14	JPMorgan Chase Bank N.A.	S&P GSCI Gold Index Excess Return	USD	18,543,870	82,101	—	82,101
Receive	0.1200%	05/16/14	Cargill, Inc.	Single Commodity Index Excess Return	USD	13,996,116	—	—	—

Totals							$419,600	$—	$419,600

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Consolidated Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Municipals	$—	$32,212,000	$—	$32,212,000
Total Commodity-Linked Securities	—	28,158,618	—	28,158,618
Short-Term Investments
Mutual Funds	223,915,016	—	—	223,915,016
U.S. Treasury	—	100,734,123	—	100,734,123
Commercial Paper	—	853,612,413	—	853,612,413
Total Short-Term Investments	223,915,016	954,346,536	—	1,178,261,552
Total Investments	$223,915,016	$1,014,717,154	$—	$1,238,632,170

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$25,312,656	$—	$—	$25,312,656
Futures Contracts (Unrealized Depreciation)	(13,481,632)	—	—	(13,481,632)
Total Futures Contracts	$11,831,024	$—	$—	$11,831,024
Swap Contracts
Swap Contracts at Value (Assets)	$—	$1,012,901	$—	$1,012,901
Swap Contracts at Value (Liabilities)	—	(593,301)	—	(593,301)
Total Swap Contracts	$—	$419,600	$—	$419,600

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$1,014,717,154
Affiliated investments at value (b)	223,915,016
Cash	27,171,989
Cash collateral for futures contracts	76,980,000
Swap contracts at market value	1,012,901
Receivable for:
Fund shares sold	304,408
Dividends and interest	64,558
Variation margin on futures contracts	32,604
Prepaid expenses	3,638

Total Assets	1,344,202,268
Liabilities
Swap contracts at market value	593,301
Payables for:
Investments purchased	812,477
Fund shares redeemed	1,164,409
Interest on swap contracts	28,739
Accrued Expenses:
Management fees	713,531
Distribution and service fees	293,208
Deferred trustees’ fees	25,346
Other expenses	105,574

Total Liabilities	3,736,585

Net Assets	$1,340,465,683

Net Assets Consist of:
Paid in surplus	$1,270,001,996
Distributions in excess of net investment loss	(25,346)
Accumulated net realized gain	56,687,687
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	13,801,346

Net Assets	$1,340,465,683

Net Assets
Class B	$1,340,465,683
Capital Shares Outstanding*
Class B	126,674,704
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,013,016,778.
(b)	Identified cost of affiliated investments was $223,915,016.

Consolidated§ Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from affiliated investments	$185,198
Interest	1,714,766

Total investment income	1,899,964
Expenses
Management fees	8,386,357
Administration fees	38,076
Custodian and accounting fees	92,983
Distribution and service fees—Class B	3,286,027
Interest expense	238,206
Audit and tax services	76,462
Legal	18,491
Trustees’ fees and expenses	32,072
Shareholder reporting	29,467
Insurance	6,079
Organizational expense	904
Miscellaneous	3,446

Total expenses	12,208,570
Less management fee waiver	(379,840)

Net expenses	11,828,730

Net Investment Loss	(9,928,766)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(1,136,042)
Futures contracts	50,866,783
Swap contracts	(25,686,651)
Foreign currency transactions	(4,164,025)

Net realized gain	19,880,065

Net change in unrealized appreciation (depreciation) on:
Investments	3,163,279
Futures contracts	6,803,944
Swap contracts	1,432,254
Foreign currency transactions	(57,540)

Net change in unrealized appreciation	11,341,937

Net realized and unrealized gain	31,222,002

Net Increase in Net Assets from Operations	$21,293,236

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Changes in Net Assets

	Year Ended December 31, 2013	Period Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(9,928,766)	$(2,601,322)
Net realized gain	19,880,065	27,524,072
Net change in unrealized appreciation	11,341,937	2,459,409

Increase in net assets from operations	21,293,236	27,382,159

From Distributions to Shareholders
Net investment income
Class B	0	(2,810,093)
Net realized capital gains
Class B	(12,689,759)	(10,176,103)

Total distributions	(12,689,759)	(12,986,196)

Increase in net assets from capital share transactions	358,775,383	958,690,860

Total Increase in Net Assets	367,378,860	973,086,823

Net Assets
Beginning of period	973,086,823	0

End of period	$1,340,465,683	$973,086,823

Distributions in excess of net investment income (loss)
End of period	$(25,346)	$(357,742)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Period Ended December 31, 2012(a)
	Shares	Value	Shares	Value
Class B
Sales	53,328,028	$563,181,207	93,179,366	$962,678,484
Reinvestments	1,213,170	12,689,759	1,239,141	12,986,196
Redemptions	(20,645,200)	(217,095,583)	(1,639,801)	(16,973,820)

Net increase	33,895,998	$358,775,383	92,778,706	$958,690,860

Increase derived from capital shares transactions		$358,775,383		$958,690,860

(a)	Commencement of operations was April 23, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013	2012(a)
Net Asset Value, Beginning of Period	$10.49	$10.00

Income (Loss) from Investment Operations
Net investment loss (b)	(0.08)	(0.06)
Net realized and unrealized gain on investments	0.27	0.69

Total from investment operations	0.19	0.63

Less Distributions
Distributions from net investment income	0.00	(0.03)
Distributions from net realized capital gains	(0.10)	(0.11)

Total distributions	(0.10)	(0.14)

Net Asset Value, End of Period	$10.58	$10.49

Total Return (%) (c)	1.86	6.34	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	1.03	(e)
Gross ratio of expenses to average net assets excluding interest expense (%)	0.91	1.03	(e)
Net ratio of expenses to average net assets (%) (f)	0.90	0.90	(e)
Net ratio of expenses to average net assets excluding interest expense (%) (f)	0.88	0.90	(e)
Ratio of net investment loss to average net assets (%)	(0.76)	(0.80	)(e)
Portfolio turnover rate (%)	34	0	(g)
Net assets, end of period (in millions)	$1,340.5	$973.1

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waiver (see Note 7 of the Notes to Consolidated Financial Statements).
(g)	There were no long term sale transactions during the period ended December 31, 2012.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”) (commenced operations on April 23, 2012), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 30, 2012. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary - Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2013	% of Total Assets at December 31, 2013
Invesco Balanced-Risk Allocation Portfolio, Ltd.	4/23/2012	$313,369,055	23.3%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the consolidated financial statements were issued.

MIST-12

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

MIST-13

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, foreign currency tax expense reclass and controlled foreign corporations. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective

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Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.
Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$1,857,388	Unrealized depreciation on futures contracts* (a)	$12,324,475
Equity	Unrealized appreciation on futures contracts* (a)	22,240,328
Commodity	Swap contracts at market value (b)	1,012,901	Swap contracts at market value (b)	593,301
	Unrealized appreciation on futures contracts* (a)	1,214,940	Unrealized depreciation on futures contracts* (a)	1,157,157

Total		$26,325,557		$14,074,933

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes interest payable on swap contracts of $28,739.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the consolidated statement of assets and liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$301,566	$(297,289)	$—	$4,277
Canadian Imperial Bank of Commerce	568,664	—	—	568,664
JPMorgan Chase Bank N.A.	82,101	(26,764)	—	55,337
Merrill Lynch International	55,461	—	—	55,461
Morgan Stanley Capital Services LLC	5,109	—	—	5,109

	$1,012,901	$(324,053)	$—	$688,848

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$297,289	$(297,289)	$—	$—
Goldman Sachs International	269,248	—	(269,248)	—
JPMorgan Chase Bank N.A.	26,764	(26,764)	—	—

	$593,301	$(324,053)	$(269,248)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(36,192,223)	$108,068,846	$(21,009,840)	$50,866,783
Swap contracts	645,760	(715,898)	(25,616,513)	(25,686,651)

	$(35,546,463)	$107,352,948	$(46,626,353)	$25,180,132

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(11,046,882)	$14,967,906	$2,882,920	$6,803,944
Swap contracts	—	—	1,432,254	1,432,254

	$(11,046,882)	$14,967,906	$4,315,174	$8,236,198

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$821,423,758
Futures contracts short	12,758
Swap contracts	795,898

‡	Averages are based on activity levels during 2013.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$26,458,242	$0	$56,769,530

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (“the Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$8,386,357	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Consolidated Statement of Operations.

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Expense Limitation Agreement - The Adviser entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.10%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the year ended December 31, 2013, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Invesco V.I. Money Market Fund	11,616,289	—	(11,616,289)	—
Premier Portfolio, Institutional Class	37,193,244	489,402,951	(508,314,787)	18,281,408
STIC (Global Series) PLC - U.S. Dollar Liquidity Portfolio, Institutional Class	143,456,545	276,886,346	(232,990,690)	187,352,201
STIT-Liquid Assets Portfolio, Institutional Class	37,193,244	489,402,951	(508,314,788)	18,281,407

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Security Description	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2013
Invesco V.I. Money Market Fund	$—	$—	$195	$—
Premier Portfolio, Institutional Class	—	—	22,374	18,281,408
STIC (Global Series) PLC - U.S. Dollar Liquidity Portfolio, Institutional Class	—	—	118,411	187,352,201
STIT-Liquid Assets Portfolio, Institutional Class	—	—	44,218	18,281,407

	$—	$—	$185,198	$223,915,016

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$9,883,370	$10,672,798	$2,806,389	$2,313,398	$12,689,759	$12,986,196

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$39,092,065	$23,161,949	$8,235,019	$—	$70,489,033

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-21

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Balanced-Risk Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Invesco Balanced-Risk Allocation Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets, and consolidated financial highlights for the year then ended and for the period from April 23, 2012 (commencement of operations) to December, 31, 2012. These consolidated financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of the Invesco Balanced-Risk Allocation Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for the year ended December 31, 2013 and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-22

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-24

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Invesco Balanced-Risk Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-25

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds, including those underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Invesco Balanced-Risk Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year and since-inception (beginning April 30, 2012) periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since inception periods ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance. The Board further noted that the Portfolio commenced operations on April 30, 2012 and thus has limited performance history.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies, including those underlying variable insurance products, deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense

MIST-26

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Invesco Balanced-Risk Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Invesco Balanced-Risk Allocation Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-27

Met Investors Series Trust

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-28

Met Investors Series Trust

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the Invesco Comstock Portfolio returned 35.64% and 35.39%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 32.53%.

MARKET ENVIRONMENT / CONDITIONS

The year ended December 31, 2013, was characterized by slow but steady improvement in the U.S. economy and strong U.S. equity market returns. As the year began, consumer confidence trended higher based on the recovery of the U.S. housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—which consequently left many businesses hesitant to spend.

U.S. equity markets rose for the first half of the year, but from late May through June, capital markets declined following Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (“QE”). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential U.S. Military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the reporting period, major U.S. equity market indexes delivered strong double-digit gains, and all sectors of the Russell 1000 Value Index were positive for the reporting period, with all sectors providing double digit returns.

On the positive side of sector performance, strong stock selection within Financials, mainly having no exposure to Real Estate Investment Trusts (“REITs”), was one of the strongest contributors to relative performance. REITs was one of the worst performing industries in the Russell 1000 Value benchmark, posting flat returns in a strong stock market. Also, within Diversified Financials, select stocks like Morgan Stanley contributed to performance, as the firm continued its trend of delivering positive earnings surprises for consecutive quarters, based on revenue growth and lower expenses, coupled with a tail-wind from improved asset position.

An overweight position and contributions from select stocks in the Consumer Discretionary sector were large contributors to Portfolio performance. The Portfolio’s main Consumer Discretionary exposure was in the Media industry, with holdings such as Viacom and Twenty-First Century Fox contributing the most within this industry. Viacom had a strong run in 2013, posting returns of over 68% after reporting consecutive quarters of strong profits, with a large increase in profits from the film unit later in the reporting period.

Favorable stock selection and an overweight in the Information Technology sector boosted performance as well. Within the Software and Services industry, Microsoft and Yahoo!; and within Hardware and Equipment industry, Hewlett-Packard, were the clear contributors. Both Yahoo! and Hewlett-Packard posted returns over 100% for the period. Since Marissa Mayer became CEO of Yahoo!, it has acquired more than a dozen tech companies to increase market presence, including the purchase of the photo sharing website, Tumblr and news story mobile application Summly during the first half of 2013.

Stock selection and an underweight in Telecommunication Services also contributed, mainly from a material underweight in AT&T, followed by contributions from Vodafone Group. Also, a material underweight to Utilities enhanced relative performance, as this was the second worst performing sector in the benchmark.

Stock selection and an underweight to Energy assisted with performance, as well. The largest relative contributor within the sector was not owning Exxon Mobile (not held in Portfolio), as the company performed poorly on a relative basis. Also, there was a contribution from holding Halliburton, who posted returns of over 40%, assisted by stock buy-backs and announcing a 39% increase in dividends earlier in the year, backed by management’s commitment to increasing shareholder return.

Strong stock selection and an underweight position in the Materials sector also enhanced relative Portfolio performance. Notably, having no exposure to miners, like Newmont Mining (not held in Portfolio), boosted Portfolio performance, as margins and earnings were negatively affected by gold and other metals experiencing steep declines during the 2013 year.

Favorable stock selection in the Consumer Staples sector also helped Portfolio performance. Being significantly underweight household and personal products company Procter & Gamble (sold prior to period end) and having exposure to food company Tyson Foods both boosted performance for the period. Tyson produced returns of almost 74% during the period.

Stock selection and an overweight in the Healthcare sector, specifically Pharmaceuticals, assisted performance. Bristol-Myers Squibb, a large pharmaceuticals provider, returned over 60% during the period, with improving earnings and presenting important new clinical data for immune-oncology and diabetes treatments. Cardinal Health, a health care services provider, also posted outsized returns, outperforming both benchmark and sector.

MIST-1

Met Investors Series Trust

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S. based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The use of currency forward contracts had a very slight positive impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period.

On the negative side, cash acted as a detractor to relative performance. Although the cash position only averaged roughly 3% for the period, cash utilized for investment opportunities and to allow for redemptions from the Portfolio, it was a negative contributor in such a strong equity market. An underweight to Industrials was also a slight detractor to relative performance, offsetting strong stock selection within the sector, as the sector returned over 40% for the period.

During the fiscal year, trading activity for the Portfolio remained muted. Towards the end of the reporting period, the portfolio managers increased positions in Health Care, Energy, and select Consumer Staples companies. Conversely, we continued to trim select Insurance and Technology stocks. The majority of activity occurred in the Consumer Discretionary sector where we continued to reduce Media and select Retail companies that had performed well. Strong equity market returns over the past few years, with an exceptional market return in 2013, are making it ever important to focus on valuations and stock selection through intense fundamental analysis. As value managers, we believe the very low earnings expectations that characterize most holdings in the Portfolio, combined with historically attractive valuations, could potentially provide downside protection in a volatile equity market.

Kevin Holt

Devin Armstrong

Jason Leder

Matthew Seinsheimer

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
Invesco Comstock Portfolio
Class A	35.64	18.39	7.00
Class B	35.39	18.09	6.75
Russell 1000 Value Index	32.53	16.67	7.11

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception of Class A and Class B shares is 5/2/2005. Index returns are based on an inception date of 5/2/2005.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Citigroup, Inc.	4.0
JPMorgan Chase & Co.	3.4
Viacom, Inc. - Class B	2.4
Bank of New York Mellon Corp. (The)	2.4
General Motors Co.	2.4
Weatherford International, Ltd.	2.4
General Electric Co.	2.3
Wells Fargo & Co.	2.2
Halliburton Co.	2.2
Merck & Co., Inc.	2.1

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	24.1
Consumer Discretionary	15.6
Energy	15.4
Health Care	15.1
Information Technology	9.8
Industrials	7.4
Consumer Staples	5.6
Utilities	2.4
Telecommunication Services	2.4
Materials	2.2

MIST-3

Met Investors Series Trust

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.57%	$1,000.00	$1,157.10	$3.10
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class B(a)	Actual	0.82%	$1,000.00	$1,156.10	$4.46
	Hypothetical*	0.82%	$1,000.00	$1,021.07	$4.18

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—97.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
Honeywell International, Inc.	240,394	$21,964,800
Textron, Inc.	871,603	32,040,126

		54,004,926

Auto Components—1.2%
Johnson Controls, Inc.	613,037	31,448,798

Automobiles—2.3%
General Motors Co. (a)	1,531,387	62,587,787

Building Products—0.2%
Allegion plc (a)	102,997	4,551,452

Capital Markets—5.9%
Bank of New York Mellon Corp. (The)	1,817,107	63,489,719
Goldman Sachs Group, Inc. (The)	163,788	29,033,061
Morgan Stanley	1,364,648	42,795,361
State Street Corp.	297,325	21,820,682

		157,138,823

Commercial Banks—5.5%
Fifth Third Bancorp	1,440,809	30,300,213
PNC Financial Services Group, Inc. (The)	550,863	42,735,952
U.S. Bancorp	336,811	13,607,164
Wells Fargo & Co.	1,307,447	59,358,094

		146,001,423

Communications Equipment—1.2%
Cisco Systems, Inc.	1,385,170	31,097,067

Computers & Peripherals—1.8%
Hewlett-Packard Co.	1,749,185	48,942,196

Diversified Financial Services—9.0%
Bank of America Corp.	2,865,515	44,616,068
Citigroup, Inc.	2,055,106	107,091,574
JPMorgan Chase & Co.	1,525,442	89,207,848

		240,915,490

Diversified Telecommunication Services—1.3%
AT&T, Inc.	292,996	10,301,740
Verizon Communications, Inc.	317,851	15,619,198
Vivendi S.A.	325,342	8,606,632

		34,527,570

Electric Utilities—1.6%
FirstEnergy Corp.	417,180	13,758,596
PPL Corp.	1,004,556	30,227,090

		43,985,686

Electrical Equipment—1.3%
Emerson Electric Co.	488,418	34,277,175

Electronic Equipment, Instruments & Components—1.2%
Corning, Inc.	1,807,165	32,203,680

Energy Equipment & Services—5.0%
Halliburton Co.	1,140,093	57,859,720
Noble Corp. plc	310,063	11,618,061
Weatherford International, Ltd. (a)	4,039,586	62,573,187

		132,050,968

Food & Staples Retailing—1.8%
CVS Caremark Corp.	666,552	47,705,127

Food Products—3.7%
ConAgra Foods, Inc.	1,014,651	34,193,739
Mondelez International, Inc. - Class A	743,476	26,244,703
Tyson Foods, Inc. - Class A	466,533	15,610,194
Unilever NV	549,224	22,095,281

		98,143,917

Health Care Providers & Services—4.6%
Cardinal Health, Inc.	284,976	19,039,247
Express Scripts Holding Co. (a)	230,501	16,190,390
UnitedHealth Group, Inc.	721,813	54,352,519
WellPoint, Inc.	353,126	32,625,311

		122,207,467

Hotels, Restaurants & Leisure—1.6%
Carnival Corp. (b)	1,036,948	41,654,201

Household Durables—0.7%
Newell Rubbermaid, Inc.	547,450	17,742,855

Industrial Conglomerates—2.3%
General Electric Co.	2,159,262	60,524,114

Insurance—3.0%
Aflac, Inc.	257,832	17,223,178
Allstate Corp. (The)	938,091	51,163,483
Travelers Cos., Inc. (The)	114,219	10,341,388

		78,728,049

Internet Software & Services—2.1%
eBay, Inc. (a)	666,337	36,575,238
Yahoo!, Inc. (a)	458,535	18,543,155

		55,118,393

Machinery—1.4%
Ingersoll-Rand plc	617,734	38,052,414

Media—7.7%
Comcast Corp. - Class A	821,284	42,678,023
Time Warner Cable, Inc.	299,972	40,646,206
Time Warner, Inc.	287,477	20,042,896
Twenty-First Century Fox, Inc. - Class B	1,117,654	38,670,828
Viacom, Inc. - Class B	735,519	64,240,230

		206,278,183

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—1.0%
Alcoa, Inc. (b)	2,625,707	$27,911,265

Multi-Utilities—0.7%
PG&E Corp.	442,335	17,817,254

Multiline Retail—1.7%
Kohl’s Corp.	451,168	25,603,784
Target Corp.	299,261	18,934,244

		44,538,028

Oil, Gas & Consumable Fuels—10.0%
BP plc (ADR)	1,124,944	54,683,528
Chevron Corp.	256,233	32,006,064
Murphy Oil Corp. (b)	590,727	38,326,368
Occidental Petroleum Corp.	335,754	31,930,205
QEP Resources, Inc.	926,109	28,385,241
Royal Dutch Shell plc (ADR)	724,073	51,604,683
Suncor Energy, Inc.	847,752	29,713,707

		266,649,796

Paper & Forest Products—1.1%
International Paper Co.	586,460	28,754,134

Pharmaceuticals—10.1%
Bristol-Myers Squibb Co.	727,794	38,682,252
GlaxoSmithKline plc (ADR) (b)	492,768	26,308,883
Merck & Co., Inc.	1,122,123	56,162,256
Novartis AG	487,105	38,983,237
Pfizer, Inc.	1,478,249	45,278,767
Roche Holding AG (ADR)	369,544	25,941,989
Sanofi (ADR)	692,990	37,165,054

		268,522,438

Semiconductors & Semiconductor Equipment—0.8%
Intel Corp.	838,914	21,778,207

Software—2.4%
Autodesk, Inc. (a)	325,010	16,357,753
Microsoft Corp.	1,280,273	47,920,619

		64,278,372

Wireless Telecommunication Services—1.0%
Vodafone Group plc (ADR)	681,045	26,771,879

Total Common Stocks (Cost $1,822,470,980)		2,586,909,134

Short-Term Investments—4.1%

Mutual Fund—1.5%
State Street Navigator Securities Lending MET Portfolio (c)	38,716,135	38,716,135

Security Description	Principal Amount*	Value

Repurchase Agreement—2.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $70,341,000 on 01/02/14, collateralized by $71,315,000 U.S. Government Agency obligations with rates ranging from 0.000% - 2.500%, maturity dates ranging from 06/05/14 - 06/13/14 with a value of $71,752,163.	70,341,000	$70,341,000

Total Short-Term Investments (Cost $109,057,135)		109,057,135

Total Investments—101.3% (Cost $1,931,528,115) (d)		2,695,966,269
Other assets and liabilities (net)—(1.3)%		(35,569,420)

Net Assets—100.0%		$2,660,396,849

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $38,231,993 and the collateral received consisted of cash in the amount of $38,716,135. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,945,333,770. The aggregate unrealized appreciation and depreciation of investments were $757,292,973 and $(6,660,474), respectively, resulting in net unrealized appreciation of $750,632,499 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CAD	25,735,520	Canadian Imperial Bank of Commerce	01/17/14	$24,175,022	$(43,688)
CHF	16,591,259	Bank of New York Mellon Corp.	01/17/14	18,650,246	49,521
CHF	15,144,521	Citibank N.A.	01/17/14	17,023,584	44,820
CHF	16,591,259	State Street Bank and Trust	01/17/14	18,646,054	45,329
EUR	17,446,224	Bank of New York Mellon Corp.	01/17/14	23,968,582	(32,020)
EUR	17,446,224	Canadian Imperial Bank of Commerce	01/17/14	23,965,529	(35,073)
EUR	17,446,225	Citibank N.A.	01/17/14	23,968,932	(31,671)
EUR	17,638,319	State Street Bank and Trust	01/17/14	24,231,046	(33,819)
GBP	13,878,350	Bank of New York Mellon Corp.	01/17/14	22,797,966	(181,755)
GBP	13,878,350	Canadian Imperial Bank of Commerce	01/17/14	22,799,076	(180,645)
GBP	12,370,030	Citibank N.A.	01/17/14	20,323,996	(158,254)
GBP	13,878,350	State Street Bank and Trust	01/17/14	22,797,549	(182,172)

Net Unrealized Depreciation					$(739,427)

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$54,004,926	$—	$—	$54,004,926
Auto Components	31,448,798	—	—	31,448,798
Automobiles	62,587,787	—	—	62,587,787
Building Products	4,551,452	—	—	4,551,452
Capital Markets	157,138,823	—	—	157,138,823
Commercial Banks	146,001,423	—	—	146,001,423
Communications Equipment	31,097,067	—	—	31,097,067
Computers & Peripherals	48,942,196	—	—	48,942,196
Diversified Financial Services	240,915,490	—	—	240,915,490
Diversified Telecommunication Services	25,920,938	8,606,632	—	34,527,570
Electric Utilities	43,985,686	—	—	43,985,686
Electrical Equipment	34,277,175	—	—	34,277,175
Electronic Equipment, Instruments & Components	32,203,680	—	—	32,203,680
Energy Equipment & Services	132,050,968	—	—	132,050,968
Food & Staples Retailing	47,705,127	—	—	47,705,127
Food Products	98,143,917	—	—	98,143,917
Health Care Providers & Services	122,207,467	—	—	122,207,467
Hotels, Restaurants & Leisure	41,654,201	—	—	41,654,201
Household Durables	17,742,855	—	—	17,742,855
Industrial Conglomerates	60,524,114	—	—	60,524,114
Insurance	78,728,049	—	—	78,728,049
Internet Software & Services	55,118,393	—	—	55,118,393
Machinery	38,052,414	—	—	38,052,414
Media	206,278,183	—	—	206,278,183
Metals & Mining	27,911,265	—	—	27,911,265
Multi-Utilities	17,817,254	—	—	17,817,254
Multiline Retail	44,538,028	—	—	44,538,028
Oil, Gas & Consumable Fuels	266,649,796	—	—	266,649,796
Paper & Forest Products	28,754,134	—	—	28,754,134
Pharmaceuticals	229,539,201	38,983,237	—	268,522,438
Semiconductors & Semiconductor Equipment	21,778,207	—	—	21,778,207
Software	64,278,372	—	—	64,278,372
Wireless Telecommunication Services	26,771,879	—	—	26,771,879
Total Common Stocks	2,539,319,265	47,589,869	—	2,586,909,134
Short-Term Investments
Mutual Fund	38,716,135	—	—	38,716,135
Repurchase Agreement	—	70,341,000	—	70,341,000
Total Short-Term Investments	38,716,135	70,341,000	—	109,057,135
Total Investments	$2,578,035,400	$117,930,869	$—	$2,695,966,269

Collateral for Securities Loaned (Liability)	$—	$(38,716,135)	$—	$(38,716,135)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$139,670	$—	$139,670
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(879,097)	—	(879,097)
Total Forward Contracts	$—	$(739,427)	$—	$(739,427)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$2,695,966,269
Cash	747
Cash denominated in foreign currencies (c)	72
Unrealized appreciation on forward foreign currency exchange contracts	139,670
Receivable for:
Investments sold	4,377,453
Fund shares sold	280,584
Dividends	4,690,348
Prepaid expenses	6,738

Total Assets	2,705,461,881
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	879,097
Collateral for securities loaned	38,716,135
Payables for:
Investments purchased	2,450,094
Fund shares redeemed	1,474,766
Accrued expenses:
Management fees	1,200,724
Distribution and service fees	158,475
Deferred trustees’ fees	53,884
Other expenses	131,857

Total Liabilities	45,065,032

Net Assets	$2,660,396,849

Net assets consist of:
Paid in surplus	$2,129,731,005
Undistributed net investment income	29,288,320
Accumulated net realized loss	(262,329,185)
Unrealized appreciation on investments and foreign currency transactions	763,706,709

Net Assets	$2,660,396,849

Net Assets
Class A	$1,897,597,359
Class B	762,799,490
Capital Shares Outstanding*
Class A	130,142,609
Class B	52,546,630
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.58
Class B	14.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,931,528,115.
(b)	Includes securities loaned at value of $38,231,993.
(c)	Identified cost of cash denominated in foreign currencies was $71.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$52,134,246
Interest	3,962
Securities lending income	308,495

Total investment income	52,446,703
Expenses
Management fees	13,790,669
Administration fees	58,707
Custodian and accounting fees	213,146
Distribution and service fees—Class B	1,716,672
Audit and tax services	37,622
Legal	23,322
Trustees’ fees and expenses	30,453
Shareholder reporting	99,932
Insurance	14,536
Miscellaneous	16,598

Total expenses	16,001,657
Less management fee waiver	(468,159)

Net expenses	15,533,498

Net Investment Income	36,913,205

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	189,458,399
Foreign currency transactions	(10,893,002)

Net realized gain	178,565,397

Net change in unrealized appreciation on:
Investments	515,025,834
Foreign currency transactions	2,699,333

Net change in unrealized appreciation	517,725,167

Net realized and unrealized gain	696,290,564

Net Increase in Net Assets From Operations	$733,203,769

(a)	Net of foreign withholding taxes of $888,670.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,913,205	$38,387,255
Net realized gain	178,565,397	147,157,780
Net change in unrealized appreciation	517,725,167	172,946,609

Increase in net assets from operations	733,203,769	358,491,644

From Distributions to Shareholders
Net investment income
Class A	(23,547,092)	(23,206,545)
Class B	(7,435,457)	(7,530,053)

Total distributions	(30,982,549)	(30,736,598)

Decrease in net assets from capital share transactions	(173,198,654)	(158,108,847)

Total increase in net assets	529,022,566	169,646,199

Net Assets
Beginning of period	2,131,374,283	1,961,728,084

End of period	$2,660,396,849	$2,131,374,283

Undistributed Net Investment Income
End of period	$29,288,320	$34,250,666

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	9,589,741	$117,901,033	2,850,112	$28,861,743
Reinvestments	1,987,096	23,547,092	2,297,678	23,206,545
Redemptions	(21,265,646)	(272,140,082)	(16,197,303)	(168,067,245)

Net decrease	(9,688,809)	$(130,691,957)	(11,049,513)	$(115,998,957)

Class B
Sales	5,728,174	$73,699,924	7,046,652	$69,486,777
Reinvestments	629,057	7,435,457	747,029	7,530,053
Redemptions	(9,746,396)	(123,642,078)	(11,675,121)	(119,126,720)

Net decrease	(3,389,165)	$(42,506,697)	(3,881,440)	$(42,109,890)

Decrease derived from capital shares transactions		$(173,198,654)		$(158,108,847)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.90	$9.32	$9.55	$8.43	$6.85

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.19	0.17	0.13	0.13
Net realized and unrealized gain (loss) on investments	3.65	1.55	(0.27)	1.14	1.64

Total from investment operations	3.85	1.74	(0.10)	1.27	1.77

Less Distributions
Distributions from net investment income	(0.17)	(0.16)	(0.13)	(0.15)	(0.19)

Total distributions	(0.17)	(0.16)	(0.13)	(0.15)	(0.19)

Net Asset Value, End of Period	$14.58	$10.90	$9.32	$9.55	$8.43

Total Return (%) (b)	35.64	18.76	(1.17)	15.12	26.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.60	0.61	0.64	0.64
Net ratio of expenses to average net assets (%) (c)	0.57	0.58	0.61	0.64	0.64
Ratio of net investment income to average net assets (%)	1.59	1.90	1.81	1.51	1.95
Portfolio turnover rate (%)	14	17	25	29	44
Net assets, end of period (in millions)	$1,897.6	$1,524.2	$1,406.5	$828.0	$782.7

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.85	$9.28	$9.52	$8.41	$6.83

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.17	0.14	0.11	0.10
Net realized and unrealized gain (loss) on investments	3.64	1.53	(0.27)	1.13	1.65

Total from investment operations	3.81	1.70	(0.13)	1.24	1.75

Less Distributions
Distributions from net investment income	(0.14)	(0.13)	(0.11)	(0.13)	(0.17)

Total distributions	(0.14)	(0.13)	(0.11)	(0.13)	(0.17)

Net Asset Value, End of Period	$14.52	$10.85	$9.28	$9.52	$8.41

Total Return (%) (b)	35.39	18.43	(1.48)	14.85	26.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.85	0.86	0.89	0.89
Net ratio of expenses to average net assets (%) (c)	0.82	0.83	0.86	0.89	0.89
Ratio of net investment income to average net assets (%)	1.33	1.65	1.50	1.28	1.39
Portfolio turnover rate (%)	14	17	25	29	44
Net assets, end of period (in millions)	$762.8	$607.1	$555.3	$582.6	$505.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $70,341,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-15

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$139,670	Unrealized depreciation on forward foreign currency exchange contracts	$879,097

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of New York Mellon Corp.	$49,521	$(49,521)	$—	$—
Citibank N.A.	44,820	(44,820)	—	—
State Street Bank and Trust	45,329	(45,329)	—	—

	$139,670	$(139,670)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of New York Mellon Corp.	$213,775	$(49,521)	$—	$164,254
Canadian Imperial Bank of Commerce	259,406	—	—	259,406
Citibank N.A.	189,925	(44,820)	—	145,105
State Street Bank and Trust	215,991	(45,329)	—	170,662

	$879,097	$(139,670)	$—	$739,427

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-16

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transactions in derivative instruments during the year ended December 31, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(16,334,877)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$2,691,351

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount‡
Forward foreign currency transactions	$223,114,640

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability

MIST-17

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$333,651,813	$0	$541,020,462

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $1,041,725 in sales of investments, which are included above.

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $67,581,027 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (the “Adviser”), for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$13,790,669	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-18

Met Investors Series Trust

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$30,982,549	$30,736,598	$—	$—	$30,982,549	$30,736,598

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$28,602,778	$—	$750,640,480	$(248,523,529)	$530,719,729

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $183,279,887.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $248,523,529

MIST-19

Met Investors Series Trust

Invesco Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Comstock Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Comstock Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Comstock Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-21

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Invesco Comstock Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-23

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Invesco Comstock Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MIST-24

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Invesco Comstock Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group but above the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Invesco Comstock Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-25

Met Investors Series Trust

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-26

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Invesco Mid Cap Value Portfolio returned 30.63%, 30.30%, and 30.46%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned 33.46%.

Lord, Abbett & Co. LLC was the Portfolio’s subadviser up until September 30. The following portion of the commentary is only from January 1 through September 30, 2013.

MARKET ENVIRONMENT / CONDITIONS

In a period dominated by geopolitical headlines including U.S. congressional showdowns, an escalating Syrian civil war, fears of a slowing Asian economy, and an ongoing European debt crisis, domestic equity markets could have very easily experienced lackluster returns. However, despite these risks, domestic equity markets rallied to levels at or near all-time highs as investors instead focused on the continuation of accommodative global monetary policy rebounding U.S. housing and employment, the manageable rise in interest rates, and constrained inflation. While corporate earnings continued to progress, multiple expansion supported the bulk of the equity market’s positive move.

For the period, investors favored small capitalization companies over large and within the mid-cap space, growth companies over value. A major shift in investor preferences took place during the year, however. With the Federal Reserve Bank’s (the “Fed”) signaling in the second quarter of 2013 its plan to begin tapering the quantitative easing (“QE”) program, interest rates moved up in an abrupt fashion. This action initiated a shift in investor equity preferences away from more defensive, large cap, stable growth stocks, which had been driven to near record valuation levels. As the Fed’s tapering communications were further clarified later in the year, an environment more supportive of thoughtful stock picking developed.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year-to-date period ended September 30, 2013, despite posting a strong absolute return, the Portfolio underperformed the Russell Midcap Value Index. Much of this underperformance occurred during the first quarter of 2013, as cautious, yield-starved investors favored more defensive, stable growth companies despite their historically expensive valuations.

Relative underperformance was largely driven by stock selection, in contrast to sector weighting, which was a positive contributor overall. Weak stock selection within the Consumer Discretionary sector was a primary reason for the Portfolio’s relative underperformance. In particular, retailers such as Abercrombie & Fitch Co. and Macy’s, Inc., suffered from an unseasonably cool spring and an uninspired consumer, which led to slower in-store traffic and subsequently lower sales. In addition, stock selection within the Information Technology sector also detracted from the Portfolio’s relative performance. Within the sector, Broadcom Corp., a provider of semiconductors for use in wired and wireless communications, was the largest relative detractor. Macroeconomic headwinds and weakness from a major customer led to sluggish stock performance amid a strong equity rally. Due to concerns regarding a slowdown in the growth of the smartphone market, we liquidated the position in April 2013. With the strength in the equity markets, our average cash position of 1.5% served as a drag on performance. Also negatively impacting performance was our overweight in the Materials sector which, however, was nearly offset by strong stock selection in the sector. Our underweight in Telecommunication Services also detracted from performance.

On a positive note, stock selection within the Financials sector contributed to relative performance. Within the sector, strong performing investments in the Insurance industry, including Lincoln National Corp., Hartford Financial Services Group, Inc., and Affiliated Managers were bolstered by the improved capital markets, rising interest rates, and margin expansion. Also contributing to relative performance was the Portfolio’s weighting within the Utilities sector and Real Estate Investment Trust (“REIT”) industry, both meaningfully underweight due to expensive valuations. As U.S. Treasury rates crept up during the second and third quarter, these industries became less compelling to investors using the typically higher yielding stocks as bond proxies, sparking an industry-wide sell off. Also contributing to relative performance was our overweight in the top-performing Health Care sector, highlighted by our position in the integrated specialty pharmaceutical company Actavis, Inc.

At the end of Lord Abbett’s tenure, the Health Care sector was the Portfolio’s largest overweight, primarily concentrated in the Health Care Providers and Services industry. We had focused on select health care providers that we believed would benefit from an increase in the insured population due to the implementation of the Patient Protection and Affordable Care Act. Within the Financials sector, we maintained the Portfolio’s significant underweight to the REIT industry due to concerns regarding overall valuations. We reduced the Portfolio’s exposure to the Materials sector, mostly within the Chemicals industry, as select companies’ reward-to-risk ratios no longer justified an investment. The Utilities sector was a significant underweight, as we found more compelling investment opportunities in other segments of the market.

Jeff Diamond

Portfolio Manager

Lord, Abbett & Co. LLC

Invesco Advisers Inc. was named subadviser to the Portfolio on October 1, 2013. The following portion of the commentary is only from October 1 through December 31, 2013.

MARKET ENVIRONMENT / CONDITIONS

The year ended December 31, 2013, was characterized by slow but steady improvement in the U.S. economy and strong U.S. equity market returns. As the year began, consumer confidence trended

MIST-1

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

higher based on the recovery of the U.S. housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—which consequently left many businesses hesitant to spend.

U.S. equity markets rose for the first half of the year, but from late May through June, capital markets declined following Fed Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as QE. This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the period October 1, 2013 to December 31, 2013, the Invesco Mid Cap Value Portfolio underperformed the benchmark, Russell Midcap Value Index.

Stock selection and an overweight in Health Care detracted from relative performance. HealthSouth Corp. posted negative returns for the period, as investors took profits, after benefitting from a huge profit jump from the prior period. The Portfolio’s allocation to cash was a result of our sensitivity to valuation and perceived remaining stock price upside. This discipline becomes more crucial in a rapidly rising market in an attempt to protect investor returns through an entire cycle. Harvesting well-performing holdings with limited upside potential created a higher cash position for the Portfolio during the reporting period and detracted from relative performance. Weak stock selection and an underweight in Information Technology also dampened relative return. Shares of Flextronics International, Ltd. declined after reporting that net income fell 21%, even though revenues rose slightly. Stock selection within Energy also hampered relative performance. Newfield Exploration Co. and Noble Corp. both posted negative returns for the period. Newfield Exploration Co. posted negative returns due to reporting a loss from continuing operations.

Stock selection and a significant underweight of the Financials sector compared to the benchmark added to relative performance. The Financials underweight stems from the Portfolio’s minimal real estate exposure, which helped performance as REITs declined during the period. Select stocks in Banks and Insurance also assisted performance. Strong stock selection and an overweight in Industrials also aided performance for the period. Capital goods companies Foster Wheeler AG and Ingersoll-Rand and airplane manufacturer Textron, Inc. were top performers within the sector, posting solid double-digit returns. Textron, the maker of Cessna aircraft and Bell Helicopters, rallied in December, after announcing it was nearing a deal to purchase plane maker Beechcraft Corp. A significant underweight in utilities also helped relative performance as Utilities was the worst performing sector within the Russell Midcap Value Index, barely posting a positive return. Stock selection in Materials also boosted performance. Sealed Air Corp., the food packaging company, reported a profit in its fiscal third quarter, bouncing back from a loss a year ago when it absorbed a large one-time charge.

Portfolio changes were muted for the period, with no major changes occurring. The team paired down Information Technology by eliminating select holdings, as they reached fair value. We increased exposure to Consumer Discretionary. Compared to the Russell Midcap Value Index, the Portfolio remains overweight Materials, Consumer Discretionary, Industrials, Consumer Staples, Health Care, and Telecommunications. The Portfolio is currently underweight Utilities, Financials (specifically REITs), and Information Technology.

Thomas Copper

Sergio Marcheli

John Mazanec

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
Invesco Mid Cap Value Portfolio
Class A	30.63	18.28	8.10	—
Class B	30.30	17.98	7.83	—
Class E	30.46	—	—	21.31
Russell Midcap Value Index	33.46	21.16	10.25	—

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2 Inception of Class A shares is 8/20/1997. Inception of Class B shares is 4/3/2001. Inception of Class E shares is 4/25/2012.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
ConAgra Foods, Inc.	3.6
ACE, Ltd.	3.1
Marsh & McLennan Cos., Inc.	3.1
Johnson Controls, Inc.	3.0
Williams Cos., Inc. (The)	2.9
Snap-on, Inc.	2.9
Newell Rubbermaid, Inc.	2.8
Comerica, Inc.	2.7
Forest City Enterprises, Inc. - Class A	2.7
tw telecom, Inc.	2.6

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	24.7
Industrials	17.1
Consumer Discretionary	14.2
Health Care	9.2
Information Technology	7.3
Energy	7.3
Materials	7.0
Utilities	5.8
Consumer Staples	4.6
Telecommunication Services	2.8

MIST-3

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.71%	$1,000.00	$1,141.10	$3.83
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B(a)	Actual	0.96%	$1,000.00	$1,139.80	$5.18
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

Class E(a)	Actual	0.86%	$1,000.00	$1,140.40	$4.64
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2013

Common Stocks—95.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Textron, Inc.	546,619	$20,093,714

Auto Components—3.0%
Johnson Controls, Inc.	689,507	35,371,709

Building Products—0.6%
Allegion plc (a)	156,656	6,922,629

Capital Markets—4.5%
Northern Trust Corp.	438,739	27,153,556
Stifel Financial Corp. (a) (b)	564,366	27,044,419

		54,197,975

Chemicals—2.8%
Eastman Chemical Co.	75,121	6,062,265
WR Grace & Co. (a)	275,616	27,250,154

		33,312,419

Commercial Banks—8.3%
BB&T Corp.	784,894	29,292,244
Comerica, Inc. (b)	685,158	32,572,411
Texas Capital Bancshares, Inc. (a) (b)	94,049	5,849,848
Wintrust Financial Corp. (b)	594,234	27,406,072
Zions Bancorporation	129,277	3,873,139

		98,993,714

Computers & Peripherals—1.5%
Diebold, Inc. (b)	546,263	18,032,142

Construction & Engineering—2.1%
Foster Wheeler AG (a)	773,854	25,552,659

Containers & Packaging—3.8%
Sealed Air Corp.	760,088	25,880,996
Sonoco Products Co. (b)	480,054	20,027,853

		45,908,849

Diversified Telecommunication Services—2.6%
tw telecom, Inc. (a) (b)	1,032,724	31,467,100

Electric Utilities—1.8%
Edison International	470,876	21,801,559

Electrical Equipment—2.3%
Babcock & Wilcox Co. (The) (b)	801,516	27,403,832

Electronic Equipment, Instruments & Components—1.6%
Flextronics International, Ltd. (a)	2,523,931	19,610,944

Energy Equipment & Services—2.2%
Noble Corp. plc	687,067	25,744,401

Food Products—3.6%
ConAgra Foods, Inc.	1,271,043	42,834,149

Gas Utilities—1.3%
ONEOK, Inc.	259,402	16,129,616

Health Care Equipment & Supplies—1.8%
CareFusion Corp. (a)	539,986	21,502,243

Health Care Providers & Services—5.4%
Brookdale Senior Living, Inc. (a)	796,883	21,659,280
HealthSouth Corp. (b)	721,010	24,024,053
Universal Health Services, Inc. - Class B	238,460	19,377,260

		65,060,593

Household Durables—2.8%
Newell Rubbermaid, Inc.	1,042,652	33,792,351

Insurance—8.0%
ACE, Ltd.	361,569	37,433,239
Marsh & McLennan Cos., Inc.	760,212	36,763,852
Willis Group Holdings plc (b)	477,324	21,388,888

		95,585,979

IT Services—1.6%
Teradata Corp. (a)	425,172	19,341,074

Life Sciences Tools & Services—1.5%
PerkinElmer, Inc.	443,272	18,276,105

Machinery—5.3%
Ingersoll-Rand plc	469,968	28,950,029
Snap-on, Inc.	314,736	34,469,887

		63,419,916

Multi-Utilities—2.3%
CenterPoint Energy, Inc.	1,183,234	27,427,364

Multiline Retail—1.9%
Family Dollar Stores, Inc.	343,115	22,292,182

Oil, Gas & Consumable Fuels—4.8%
Newfield Exploration Co. (a) (b)	911,699	22,455,146
Williams Cos., Inc. (The)	913,040	35,215,953

		57,671,099

Personal Products—0.8%
Avon Products, Inc.	536,762	9,243,042

Professional Services—2.3%
Robert Half International, Inc.	640,663	26,901,439

Real Estate Management & Development—2.7%
Forest City Enterprises, Inc. - Class A (a) (b)	1,675,578	32,003,540

Road & Rail—2.0%
Swift Transportation Co. (a) (b)	528,717	11,742,804
Werner Enterprises, Inc. (b)	496,053	12,267,391

		24,010,195

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—2.2%
Cadence Design Systems, Inc. (a) (b)	1,891,558	$26,519,643

Specialty Retail—5.9%
Advance Auto Parts, Inc.	214,174	23,704,779
Ascena Retail Group, Inc. (a)	1,104,145	23,363,708
Express, Inc. (a) (b)	1,242,172	23,191,351

		70,259,838

Total Common Stocks (Cost $1,051,639,317)		1,136,684,014

Short-Term Investments—14.1%

Mutual Fund—8.7%
State Street Navigator Securities Lending MET Portfolio (c)	104,465,160	104,465,160

Repurchase Agreement—5.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $64,418,000 on 01/02/14, collateralized by $64,980,000 U.S. Treasury Note at 2.250% due 05/31/14 with a value of $65,711,025.	64,418,000	64,418,000

Total Short-Term Investments (Cost $168,883,160)		168,883,160

Total Investments—109.1% (Cost $1,220,522,477) (d)		1,305,567,174
Other assets and liabilities (net)—(9.1)%		(109,103,222)

Net Assets—100.0%		$1,196,463,952

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $103,500,243 and the collateral received consisted of cash in the amount of $104,465,160 and non-cash collateral with a value of $1,127,535. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,220,532,156. The aggregate unrealized appreciation and depreciation of investments were $103,799,311 and $(18,764,293), respectively, resulting in net unrealized appreciation of $85,035,018 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,136,684,014	$—	$—	$1,136,684,014
Short-Term Investments
Mutual Fund	104,465,160	—	—	104,465,160
Repurchase Agreement	—	64,418,000	—	64,418,000
Total Short-Term Investments	104,465,160	64,418,000	—	168,883,160
Total Investments	$1,241,149,174	$64,418,000	$—	$1,305,567,174

Collateral for Securities Loaned (Liability)	$—	$(104,465,160)	$—	$(104,465,160)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$1,305,567,174
Cash	971
Receivable for:
Investments sold	1,101,621
Fund shares sold	194,639
Dividends	946,258
Prepaid expenses	3,079

Total Assets	1,307,813,742
Liabilities
Collateral for securities loaned	104,465,160
Payables for:
Investments purchased	4,917,339
Fund shares redeemed	937,100
Accrued expenses:
Management fees	624,839
Distribution and service fees	172,317
Deferred trustees’ fees	73,508
Other expenses	159,527

Total Liabilities	111,349,790

Net Assets	$1,196,463,952

Net assets consist of:
Paid in surplus	$898,992,347
Undistributed net investment income	6,214,876
Accumulated net realized gain	206,212,032
Unrealized appreciation on investments	85,044,697

Net Assets	$1,196,463,952

Net Assets
Class A	$355,542,932
Class B	800,034,740
Class E	40,886,280
Capital Shares Outstanding*
Class A	15,638,877
Class B	35,687,154
Class E	1,810,861
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$22.73
Class B	22.42
Class E	22.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,220,522,477.
(b)	Includes securities loaned at value of $103,500,243.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$16,385,263
Interest	939
Securities lending income	270,459

Total investment income	16,656,661
Expenses
Management fees	7,340,064
Administration fees	27,556
Custodian and accounting fees	109,373
Distribution and service fees—Class B	1,909,097
Distribution and service fees—Class E	59,370
Audit and tax services	37,622
Legal	43,784
Trustees’ fees and expenses	35,427
Shareholder reporting	317,636
Insurance	5,852
Miscellaneous	16,246

Total expenses	9,902,027
Less management fee waiver	(80,684)
Less broker commission recapture	(30,581)

Net expenses	9,790,762

Net Investment Income	6,865,899

Net Realized and Unrealized Gain
Net realized gain on:
Investments	314,421,702
Futures contracts	818,714

Net realized gain	315,240,416

Net change in unrealized depreciation on investments	(22,332,558)

Net realized and unrealized gain	292,907,858

Net Increase in Net Assets From Operations	$299,773,757

(a)	Net of foreign withholding taxes of $1,013.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,865,899	$9,133,077
Net realized gain	315,240,416	53,908,678
Net change in unrealized appreciation (depreciation)	(22,332,558)	12,305,310

Increase in net assets from operations	299,773,757	75,347,065

From Distributions to Shareholders
Net investment income
Class A	(3,052,538)	(270,664)
Class B	(5,619,674)	(1,502,171)
Class E	(326,720)	0

Total distributions	(8,998,932)	(1,772,835)

Increase (decrease) in net assets from capital share transactions	(141,989,467)	581,474,194

Total increase in net assets	148,785,358	655,048,424

Net Assets
Beginning of period	1,047,678,594	392,630,170

End of period	$1,196,463,952	$1,047,678,594

Undistributed Net Investment Income
End of period	$6,214,876	$8,854,445

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	842,899	$16,987,156	842,348	$13,660,798
Shares issued through acquisition	0	0	16,541,706	281,043,573
Reinvestments	162,110	3,052,538	16,305	270,664
Redemptions	(2,705,253)	(54,794,205)	(2,373,212)	(39,226,118)

Net increase (decrease)	(1,700,244)	$(34,754,511)	15,027,147	$255,748,917

Class B
Sales	2,000,605	$39,927,530	1,962,903	$31,424,405
Shares issued through acquisition	0	0	21,669,916	363,837,884
Reinvestments	302,133	5,619,674	91,540	1,502,171
Redemptions	(7,302,722)	(145,890,608)	(6,566,763)	(107,582,351)

Net increase (decrease)	(4,999,984)	$(100,343,404)	17,157,596	$289,182,109

Class E (a)
Sales	69,965	$1,409,481	46,266	$752,221
Shares issued through acquisition	0	0	2,418,202	40,867,612
Reinvestments	17,453	326,720	0	0
Redemptions	(431,778)	(8,627,753)	(309,247)	(5,076,665)

Net increase (decrease)	(344,360)	$(6,891,552)	2,155,221	$36,543,168

Increase (decrease) derived from capital shares transactions		$(141,989,467)		$581,474,194

(a)	Commencement of operations was April 25, 2012.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.57	$15.38	$16.04	$12.84	$10.40

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.23	0.10	0.12	0.11
Net realized and unrealized gain (loss) on investments	5.18	2.07	(0.64)	3.19	2.60

Total from investment operations	5.34	2.30	(0.54)	3.31	2.71

Less Distributions
Distributions from net investment income	(0.18)	(0.11)	(0.12)	(0.11)	(0.27)

Total distributions	(0.18)	(0.11)	(0.12)	(0.11)	(0.27)

Net Asset Value, End of Period	$22.73	$17.57	$15.38	$16.04	$12.84

Total Return (%) (b)	30.63	15.00	(3.46)	25.84	26.86

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.69	0.73	0.75	0.76
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.73	0.75	0.76
Ratio of net investment income to average net assets (%)	0.78	1.37	0.65	0.86	1.04
Portfolio turnover rate (%)	144	66	47	77	113
Net assets, end of period (in millions)	$355.5	$304.7	$35.6	$42.5	$38.2

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$17.34	$15.18	$15.84	$12.69	$10.27

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.16	0.06	0.08	0.08
Net realized and unrealized gain (loss) on investments	5.12	2.07	(0.64)	3.15	2.57

Total from investment operations	5.23	2.23	(0.58)	3.23	2.65

Less Distributions
Distributions from net investment income	(0.15)	(0.07)	(0.08)	(0.08)	(0.23)

Total distributions	(0.15)	(0.07)	(0.08)	(0.08)	(0.23)

Net Asset Value, End of Period	$22.42	$17.34	$15.18	$15.84	$12.69

Total Return (%) (b)	30.30	14.70	(3.70)	25.53	26.53

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.94	0.98	1.00	1.01
Net ratio of expenses to average net assets (%) (c)	0.94	0.94	0.98	1.00	1.01
Ratio of net investment income to average net assets (%)	0.53	1.00	0.41	0.62	0.76
Portfolio turnover rate (%)	144	66	47	77	113
Net assets, end of period (in millions)	$800.0	$705.4	$357.1	$382.3	$307.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012(d)
Net Asset Value, Beginning of Period	$17.46	$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.14
Net realized and unrealized gain on investments	5.15	0.88

Total from investment operations	5.28	1.02

Less Distributions
Distributions from net investment income	(0.16)	0.00

Total distributions	(0.16)	0.00

Net Asset Value, End of Period	$22.58	$17.46

Total Return (%) (b)	30.46	6.20	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	0.84	(f)
Net ratio of expenses to average net assets (%) (c)	0.84	0.84	(f)
Ratio of net investment income to average net assets (%)	0.62	1.26	(f)
Portfolio turnover rate (%)	144	66
Net assets, end of period (in millions)	$40.9	$37.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Commencement of operations was April 25, 2012.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Mid Cap Value Portfolio, formerly known as Lord Abbett Mid Cap Value Portfolio, (the “Portfolio”), which is diversified. On October 1, 2013, Invesco Advisers, Inc. succeeded Lord, Abbett & Co. LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the Lord Abbett Mid Cap Value Portfolio to Invesco Mid Cap Value Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and Real Estate Investment Trust (REITs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $64,418,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MIST-14

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period September 19, 2013 through October 31, 2013, the Portfolio had bought and sold $270,786,351 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized gains in the amount of $818,714 which are shown under Net realized gain on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing

MIST-15

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,572,452,445	$0	$1,748,269,094

The Portfolio engaged in security transactions with other accounts managed by Lord, Abbett & Co. LLC. that amounted to $753,942 in purchases and $2,023,252 in sales of investments, which are included above.

Effective October 1, 2013, the Board approved a change of subadviser for the Invesco Mid-Cap Value Portfolio from Lord Abbett & Co. LLC to Invesco Advisers, Inc. During the month of September, the Portfolio transitioned its holdings resulting in purchase transactions of $868,815,416 and sale transactions of $1,056,541,443.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (the “Subadviser”), effective October 1, 2013, for investment subadvisory services in connection with the investment management of the Portfolio. Prior to October 1, 2013, the Adviser had a subadvisory agreement with Lord, Abbett & Co. LLC for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$7,340,064	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period October 1, 2013 to April 30, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

If average daily net assets are between $750 million and $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $500 million

MIST-16

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

If average daily net assets are less than $750 million or above $1.4 billion:

% per annum reduction	Average Daily Net Assets
0.025%	Over $500 million

Prior to October 1, 2013 the Adviser had agreed, for the period April 29, 2013 to September 30, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million
(0.025)%	$500 million to $900 million
0.025%	Over $1 billion

Prior to October 1, 2013, any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. The Adviser will receive advisory fees equal to 0.650% of the Portfolio’s average daily net assets for amounts over $500 million but less than $900 million (0.025% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow between $500 million up to $900 million, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived, if applicable, for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-17

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$8,998,932	$1,772,835	$—	$—	$8,998,932	$1,772,835

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$6,291,702	$206,221,708	$85,035,018	$—	$297,548,428

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $107,638,472.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Acquisition

At the close of business on April 27, 2012, the Portfolio, with aggregate Class A, Class B and Class E net assets of $41,925,587, $375,659,920 and $1,028, respectively, acquired all of the assets and liabilities of Lord Abbett Mid Cap Value Portfolio of the Metropolitan Series Fund (“MSF Lord Abbett Mid Cap Value”). The acquisition was accomplished by a tax-free exchange of 16,541,706 Class A shares of the Portfolio (valued at $281,043,573) for 13,726,281 Class A shares of MSF Lord Abbett Mid Cap Value; 21,669,916 Class B shares of the Portfolio (valued at $363,837,884) for 17,930,264 of Class B shares of MSF Lord Abbett Mid Cap Value; and 2,418,202 Class E shares of the Portfolio (valued at $40,867,612) for 2,000,483 of Class E shares of MSF Lord Abbett Mid Cap Value. MSF Lord Abbett Mid Cap Value then distributed the Class A, B and E shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. MSF Lord Abbett Mid Cap Value’s net assets on April 27, 2012, were $281,043,573, $363,837,884 and $40,867,612 for Class A, Class B and Class E shares, respectively, including investments valued at $686,007,596 with a cost basis of $627,319,877. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MSF Lord Abbett Mid Cap Value were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(53,973,734) in capital loss carry forwards from MSF Lord Abbett Mid Cap Value.

The net assets of the Portfolio immediately after the acquisition were $1,103,335,604, which included $58,687,719 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2012, the Portfolio’s pro-forma results of operations for the year ended December 31, 2012 are as follows:

(Unaudited)
Net Investment income	$10,353,108	(a)
Net realized and unrealized gain (loss) on investments	$135,813,180	(b)

Net increase in net assets from operations	$146,166,288

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MSF Lord Abbett Mid Cap Value that have been included in the Portfolio’s Statement of Operations since April 27, 2012.

(a)	$9,133,077 as reported plus $1,111,167 MSF Lord Abbett Mid Cap Value pre-merger, plus $72,475 in lower advisory fees, plus $36,389 of pro-forma eliminated other expenses.
(b)	$107,377,255 Unrealized appreciation, as reported December 31, 2012, minus $130,479,053 pro-forma December 31, 2011 Unrealized appreciation, plus $53,908,678 Net realized gain as reported, plus $105,006,300 in Net Realized gain from MSF Lord Abbett Mid Cap Value pre-merger.

MIST-18

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio), one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Mid Cap Value Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the Invesco Mid Cap Value Portfolio, the Sub-Advisory Agreement for this Portfolio went into effect on October 1, 2013 when Invesco Advisers, Inc. (“Invesco”) assumed the role of Sub-Adviser. The Board approved the Sub-Advisory Agreement at a Board meeting held on August 20-21, 2013, as explained in greater detail below, and that Agreement terminates on December 31, 2014. Therefore, the Board did not re-approve this Sub-Advisory Agreement at the Board meeting held on November 19-20, 2013. The Board, however, did approve the Portfolio’s Advisory Agreement at this November meeting. The Board’s consideration of the Advisory Agreement and the Sub-advisory Agreement with Invesco are discussed below.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-22

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreement—(Continued)

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. Both the Lipper Report and the Bobroff Report relate to the Portfolio’s performance and expenses when the previous Sub-Adviser (i.e., not Invesco) was managing the Portfolio. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Invesco Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and five-year periods ended June 30, 2013, and outperformed its Lipper Index for the three-year period ended June 30, 2013. The Board took into account that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three- and five-year periods ended October 31, 2013. The Board further noted that Invesco assumed portfolio management responsibilities for the Portfolio effective October 1, 2013 and that performance prior to that date represents that of the previous sub-adviser.

With respect to the hiring of Invesco at the August 20-21, 2013 Board meeting, the Board considered the performance of the Portfolio and another fund sub-advised by Invesco, which is managed in substantially the same manner as the Portfolio would be managed (the “Invesco Portfolio”). The Board noted that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the trailing six-month and one- and three-year periods ending June 30, 2013. Among other data relating specifically to the Invesco

MIST-23

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreement—(Continued)

Portfolio, the Board noted that the Invesco Portfolio had underperformed the Russell Midcap Value Index for the trailing one- and three-year periods ended July 31, 2013 and outperformed the index for the trailing five-year period ended July 31, 2013. The Board also noted that the Invesco Portfolio had outperformed the peer group median for the trailing three- and five-year periods ended July 31, 2013 and underperformed the peer group median for the trailing one-year period ended July 31, 2013. The Board took into account that the portfolio managers who managed the Invesco Portfolio were expected to manage the Portfolio. In addition, the Board took into consideration the differences in principal investment strategies between the Portfolio and the Invesco Portfolio.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Invesco Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the medians of the Expense Group, Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had waived fees and/or reimbursed expenses during the past year.

With respect to the hiring of Invesco, the Board noted that the rate of compensation to be paid to Invesco under its sub-advisory fee schedule is lower at current asset levels than the rate of compensation the Adviser paid to the sub-adviser that Invesco is replacing. In addition, the Board noted that the Adviser, effective October 1, 2013, had contractually agreed through April 30, 2015 to waive an additional portion of its advisory fee at the Portfolio’s current net asset levels. The Board further considered, with the assistance of a Lipper-based report prepared by Bobroff, the Portfolio’s peer group ranking in light of its revised fee arrangement.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the

MIST-24

Met Investors Series Trust

Invesco Mid Cap Value Portfolio (formerly, Lord Abbett Mid Cap Value Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreement—(Continued)

Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Invesco Mid Cap Value Portfolio, the Board noted the Portfolio’s advisory fee and two-tiered sub-advisory fee. The Board considered that the advisory fee and each tier of the sub-advisory fee contain breakpoints that would reduce the fee rate on assets above certain specified asset levels.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-25

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned 40.54%, 40.17%, and 40.34%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned 43.30%.

MARKET ENVIRONMENT / CONDITIONS

The year ended December 31, 2013 was characterized by slow but steady improvement in the U.S. economy and strong U.S. equity market returns. As the year began, consumer confidence trended higher based on the recovery of the U.S. housing market, despite uncertainty surrounding the outcome of tax and spending negotiations between the White House and Congress—and implementation of sequestration spending cuts—which consequently left many businesses hesitant to spend.

U.S. equity markets rose for the first half of the year, but from late May through June, capital markets declined following U.S. Federal Reserve (the “Fed”) Chairman Ben Bernanke’s comments suggesting that the time had come for the Fed to begin to reduce the size of its bond buying program, also known as quantitative easing (“QE”). This sell-off was brief but broad, and few asset classes were immune. Markets stabilized in mid-summer, despite some volatility in August surrounding a potential U.S. military reaction to instability in Syria. The fourth quarter began amid uncertainty created by a two-week federal government shutdown, yet equities shrugged off this news and rallied steadily throughout the last three months of the year. In December, as expected, the Fed officially announced that it would begin reducing the scope of QE in early 2014. Despite the Fed’s actions, equities continued to rise, as the announcement was widely anticipated and largely priced into stock valuations.

For the reporting period, major U.S. equity market indexes delivered strong double-digit gains. All ten sectors of the Portfolio’s benchmark, the Russell 2000 Growth Index, had positive returns with the Health Care sector outperforming all others.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio had very solid positive absolute returns; however, it was unable to keep up with the strong pace of its benchmark index as it underperformed by nearly 3%. The Portfolio underperformed in several sectors including Information Technology, Materials, and Consumer Staples, and performance was also hindered by the relative lag of its small cash position during a period of strong market performance. The impact from these sectors offset strong stock selection and outperformance in the Financials and Consumer Discretionary sectors.

Information Technology was the area of weakest relative performance during the year. One detractor was SolarWinds, a provider of powerful and affordable technology management software with an innovative web-based delivery model. The company underperformed because the enterprise macro-environment for software spending was weak in 2013. Additionally, the company had temporary missteps in its marketing spending and execution issues with its European sales team, which resulted in the replacement of European sales leadership. Netgear, which designs networking products for small businesses and the home, was another detractor during the year. Netgear reported disappointing earnings guidance early in the year, which management blamed on the lumpy nature of revenues from its European service provider business. However, the more detrimental event which resulted in eliminating the position was the announced acquisition of a large business that had lower margins, slowing growth, and few synergies.

The Portfolio also underperformed in the Materials sector. This was one of the poorest performing sectors of the Index, and the Portfolio’s underweight allocation was beneficial to performance. However, several of the Portfolio’s Materials stocks had weak performance, including Allied Nevada Gold and Intrepid Potash, which were both sold during the year.

The Portfolio outperformed by the widest margin in the Financials sector due primarily to stock selection. Asset management firm Affiliated Managers Group was a solid contributor during the year as its revenue prospects rose along with equity markets. The Portfolio’s investment in Banks, especially those with niche clientele that are demonstrating loan growth while simultaneously cutting operating expenses, was beneficial to performance. SVB Financial Group, EastWest Bancorp, and Prosperity Bancshares were three banks that contributed to relative performance.
Portfolio positioning is based primarily on our bottom-up stock selection process, and our long term investment horizon leads to relatively low turnover. Changes in our view of fundamentals over the course of the year led us to moderately reduce our exposure to the Consumer Discretionary sector, while our weight in the Industrials sector increased, and we incrementally tilted more in favor of cyclical

MIST-1

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Managed By Invesco Advisers Inc.

Portfolio Manager Commentary*—(Continued)

growth opportunities. Our portfolio construction process acts as a risk control and ensures that the Portfolio is generally aligned with small-cap market sector exposure within modest over- and underweights. Within this framework, at the end of the period, Consumer Staples and Health Care were the largest underweight exposures relative to the benchmark, while Financials and Industrials were the largest overweights.

Juliet Ellis

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	40.54	22.89	9.73
Class B	40.17	22.59	9.50
Class E	40.34	22.71	9.62
Russell 2000 Growth Index	43.30	22.58	9.41

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Manhattan Associates, Inc.	1.9
CoStar Group, Inc.	1.6
Incyte Corp., Ltd.	1.5
Aspen Technology, Inc.	1.4
Jazz Pharmaceuticals plc	1.3
United Therapeutics Corp.	1.3
SBA Communications Corp. - Class A	1.2
Wabtec Corp.	1.2
AO Smith Corp.	1.2
Affiliated Managers Group, Inc.	1.2

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	25.3
Health Care	18.0
Industrials	17.7
Consumer Discretionary	15.2
Financials	10.5
Energy	6.0
Materials	3.8
Consumer Staples	1.5
Telecommunication Services	1.2
Utilities	0.8

MIST-3

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.85%	$1,000.00	$1,219.80	$4.76
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class B(a)	Actual	1.10%	$1,000.00	$1,219.20	$6.15
	Hypothetical*	1.10%	$1,000.00	$1,019.66	$5.60

Class E(a)	Actual	1.00%	$1,000.00	$1,219.10	$5.59
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
Hexcel Corp. (a)	314,830	$14,069,753
TransDigm Group, Inc.	74,497	11,995,507

		26,065,260

Air Freight & Logistics—1.4%
Forward Air Corp.	271,712	11,930,874
HUB Group, Inc. - Class A (a)	314,960	12,560,605

		24,491,479

Auto Components—1.8%
Tenneco, Inc. (a)	334,556	18,925,833
TRW Automotive Holdings Corp. (a)	182,639	13,586,515

		32,512,348

Biotechnology—4.6%
Acorda Therapeutics, Inc. (a) (b)	243,612	7,113,470
BioMarin Pharmaceutical, Inc. (a)	191,755	13,474,624
Incyte Corp., Ltd. (a) (b)	535,065	27,090,341
Seattle Genetics, Inc. (a) (b)	312,048	12,447,595
United Therapeutics Corp. (a) (b)	197,958	22,385,091

		82,511,121

Building Products—1.2%
AO Smith Corp.	394,391	21,273,451

Capital Markets—3.7%
Affiliated Managers Group, Inc. (a)	97,505	21,146,884
Greenhill & Co., Inc. (b)	180,866	10,479,376
SEI Investments Co.	440,631	15,303,115
Stifel Financial Corp. (a)	396,624	19,006,222

		65,935,597

Chemicals—1.6%
PolyOne Corp.	455,891	16,115,747
Rockwood Holdings, Inc.	177,158	12,741,203

		28,856,950

Commercial Banks—3.5%
East West Bancorp, Inc.	442,227	15,464,678
Prosperity Bancshares, Inc. (b)	228,795	14,503,315
SVB Financial Group (a)	167,469	17,560,799
UMB Financial Corp. (b)	232,041	14,915,596

		62,444,388

Commercial Services & Supplies—2.4%
Pitney Bowes, Inc. (b)	718,972	16,752,048
Steelcase, Inc. - Class A	872,899	13,844,178
Tetra Tech, Inc. (a)	440,723	12,331,429

		42,927,655

Communications Equipment—0.9%
ARRIS Group, Inc. (a)	637,961	15,543,920

Computers & Peripherals—0.8%
Cray, Inc. (a) (b)	523,928	$14,387,063

Construction & Engineering—0.7%
MasTec, Inc. (a) (b)	399,709	13,078,478

Construction Materials—0.6%
Martin Marietta Materials, Inc. (b)	111,039	11,097,238

Containers & Packaging—0.8%
Berry Plastics Group, Inc. (a)	586,944	13,963,398

Distributors—1.0%
Pool Corp. (b)	304,023	17,675,897

Electric Utilities—0.7%
ITC Holdings Corp. (b)	137,336	13,159,535

Electrical Equipment—1.0%
Acuity Brands, Inc. (b)	167,786	18,342,365

Electronic Equipment, Instruments & Components—4.2%
Cognex Corp.	477,101	18,215,716
IPG Photonics Corp. (a) (b)	142,517	11,060,744
Littelfuse, Inc.	179,354	16,667,367
National Instruments Corp. (b)	370,425	11,861,009
SYNNEX Corp. (a)	265,927	17,923,480

		75,728,316

Energy Equipment & Services—3.0%
Atwood Oceanics, Inc. (a) (b)	209,711	11,196,470
Dresser-Rand Group, Inc. (a)	204,552	12,197,436
Dril-Quip, Inc. (a)	152,423	16,755,860
Patterson-UTI Energy, Inc.	543,874	13,770,890

		53,920,656

Food Products—1.5%
B&G Foods, Inc. (b)	367,277	12,454,363
Lancaster Colony Corp. (b)	166,798	14,703,244

		27,157,607

Health Care Equipment & Supplies—4.4%
Insulet Corp. (a)	329,676	12,230,980
Masimo Corp. (a) (b)	366,323	10,707,621
Meridian Bioscience, Inc. (b)	287,936	7,638,942
NuVasive, Inc. (a)	384,066	12,416,854
Sirona Dental Systems, Inc. (a)	150,217	10,545,233
STERIS Corp.	299,774	14,404,141
Thoratec Corp. (a)	286,412	10,482,679

		78,426,450

Health Care Providers & Services—3.7%
Chemed Corp. (b)	176,638	13,534,003
Health Management Associates, Inc. - Class A (a)	889,691	11,654,952
HealthSouth Corp.	395,624	13,182,192
MEDNAX, Inc. (a)	253,048	13,507,702

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
VCA Antech, Inc. (a)	474,841	$14,891,014

		66,769,863

Health Care Technology—0.4%
HMS Holdings Corp. (a) (b)	274,879	6,248,000

Hotels, Restaurants & Leisure—4.3%
Cheesecake Factory, Inc. (The) (b)	272,530	13,155,023
Choice Hotels International, Inc. (b)	206,607	10,146,470
Domino’s Pizza, Inc. (b)	273,706	19,063,623
Jack in the Box, Inc. (a)	369,308	18,472,786
Life Time Fitness, Inc. (a) (b)	255,519	12,009,393
Penn National Gaming, Inc. (a) (b)	304,671	4,365,935

		77,213,230

Household Durables—0.6%
Ethan Allen Interiors, Inc. (b)	336,410	10,233,592

Insurance—1.5%
American Equity Investment Life Holding Co. (b)	594,086	15,671,988
Brown & Brown, Inc.	344,579	10,816,335

		26,488,323

Internet & Catalog Retail—0.9%
HomeAway, Inc. (a) (b)	386,099	15,783,727

Internet Software & Services—4.1%
CoStar Group, Inc. (a)	152,701	28,185,551
Dealertrack Technologies, Inc. (a) (b)	334,752	16,094,876
OpenTable, Inc. (a) (b)	166,611	13,223,915
ValueClick, Inc. (a) (b)	674,270	15,757,690

		73,262,032

IT Services—1.1%
Alliance Data Systems Corp. (a) (b)	67,903	17,853,736
EPAM Systems, Inc. (a)	47,262	1,651,334

		19,505,070

Leisure Equipment & Products—0.8%
Brunswick Corp.	291,078	13,407,053

Life Sciences Tools & Services—2.2%
PAREXEL International Corp. (a)	283,726	12,818,740
PerkinElmer, Inc.	298,678	12,314,494
Techne Corp.	153,258	14,508,935

		39,642,169

Machinery—5.7%
Crane Co.	208,380	14,013,555
ITT Corp.	447,863	19,446,212
Lincoln Electric Holdings, Inc.	258,247	18,423,341
Lindsay Corp. (b)	151,189	12,510,890
WABCO Holdings, Inc. (a)	165,257	15,436,656

Machinery—(Continued)
Wabtec Corp.	288,697	$21,441,526

		101,272,180

Marine—1.0%
Kirby Corp. (a) (b)	172,180	17,088,865

Media—0.9%
Sinclair Broadcast Group, Inc. - Class A (b)	429,016	15,328,742

Metals & Mining—0.7%
Carpenter Technology Corp. (b)	194,673	12,108,661

Oil, Gas & Consumable Fuels—2.8%
Energen Corp.	199,015	14,080,311
Oasis Petroleum, Inc. (a)	354,973	16,673,082
Resolute Energy Corp. (a) (b)	696,113	6,285,901
Ultra Petroleum Corp. (a) (b)	624,499	13,520,403

		50,559,697

Pharmaceuticals—2.4%
Jazz Pharmaceuticals plc (a)	186,456	23,597,871
Salix Pharmaceuticals, Ltd. (a)	210,210	18,906,288

		42,504,159

Real Estate Investment Trusts—1.7%
Corrections Corp. of America	441,837	14,169,713
Gaming and Leisure Properties, Inc. (a) (b)	304,735	15,483,585

		29,653,298

Road & Rail—0.8%
Swift Transportation Co. (a) (b)	678,325	15,065,598

Semiconductors & Semiconductor Equipment—3.1%
MKS Instruments, Inc.	316,463	9,474,902
Power Integrations, Inc.	284,976	15,907,361
Semtech Corp. (a)	360,518	9,113,895
Silicon Laboratories, Inc. (a) (b)	243,772	10,557,765
Teradyne, Inc. (a) (b)	611,389	10,772,674

		55,826,597

Software—10.6%
ANSYS, Inc. (a)	171,665	14,969,188
Aspen Technology, Inc. (a)	617,836	25,825,545
Cadence Design Systems, Inc. (a) (b)	809,594	11,350,508
CommVault Systems, Inc. (a)	168,612	12,625,667
FireEye, Inc. (a) (b)	33,332	1,453,609
Informatica Corp. (a)	407,013	16,891,039
Interactive Intelligence Group, Inc. (a)	258,295	17,398,751
Manhattan Associates, Inc. (a)	285,655	33,558,749
Mentor Graphics Corp.	607,195	14,615,184
MICROS Systems, Inc. (a) (b)	233,317	13,385,396
MicroStrategy, Inc. - Class A (a)	73,733	9,160,588
QLIK Technologies, Inc. (a)	359,837	9,582,459
SolarWinds, Inc. (a)	243,525	9,212,551

		190,029,234

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—4.0%
DSW, Inc. - Class A (b)	380,749	$16,269,405
Group 1 Automotive, Inc. (b)	184,271	13,086,926
Monro Muffler Brake, Inc. (b)	237,548	13,388,205
Tractor Supply Co.	248,456	19,275,217
Vitamin Shoppe, Inc. (a)	171,542	8,921,899

		70,941,652

Textiles, Apparel & Luxury Goods—0.7%
Steven Madden, Ltd. (a)	347,784	12,725,417

Trading Companies & Distributors—1.7%
Watsco, Inc.	147,534	14,172,116
WESCO International, Inc. (a) (b)	172,431	15,703,291

		29,875,407

Wireless Telecommunication Services—1.2%
SBA Communications Corp. - Class A (a)	241,622	21,707,320

Total Common Stocks (Cost $1,060,846,368)		1,752,739,058

Short-Term Investments—22.1%

Mutual Fund—20.2%
State Street Navigator Securities Lending MET Portfolio (c)	360,351,992	360,351,992

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $34,326,000 on 01/02/14, collateralized by $35,415,000 Federal National Mortgage Association at 1.000% due 09/20/17 with a value of $35,016,581.	34,326,000	34,326,000

Total Short-Term Investments (Cost $394,677,992)		394,677,992

Total Investments—120.3% (Cost $1,455,524,360) (d)		2,147,417,050
Other assets and liabilities (net)—(20.3)%		(361,943,740)

Net Assets—100.0%		$1,785,473,310

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $358,504,708 and the collateral received consisted of cash in the amount of $360,351,992 and non-cash collateral with a value of $5,055,632. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,455,818,524. The aggregate unrealized appreciation and depreciation of investments were $700,618,481 and $(9,019,955), respectively, resulting in net unrealized appreciation of $691,598,526 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,752,739,058	$—	$—	$1,752,739,058
Short-Term Investments
Mutual Fund	360,351,992	—	—	360,351,992
Repurchase Agreement	—	34,326,000	—	34,326,000
Total Short-Term Investments	360,351,992	34,326,000	—	394,677,992
Total Investments	$2,113,091,050	$34,326,000	$—	$2,147,417,050

Collateral for Securities Loaned (Liability)	$—	$(360,351,992)	$—	$(360,351,992)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$2,147,417,050
Cash	171
Receivable for:
Fund shares sold	184,882
Dividends	857,922
Prepaid expenses	4,351

Total Assets	2,148,464,376
Liabilities
Collateral for securities loaned	360,351,992
Payables for:
Fund shares redeemed	1,141,115
Accrued expenses:
Management fees	1,233,615
Distribution and service fees	92,241
Deferred trustees’ fees	53,884
Other expenses	118,219

Total Liabilities	362,991,066

Net Assets	$1,785,473,310

Net assets consist of:
Paid in surplus	$898,134,451
Distributions in excess of net investment income (loss)	(53,885)
Accumulated net realized gain	195,500,054
Unrealized appreciation on investments	691,892,690

Net Assets	$1,785,473,310

Net Assets
Class A	$1,335,232,971
Class B	433,675,117
Class E	16,565,222
Capital Shares Outstanding*
Class A	65,031,264
Class B	21,784,878
Class E	818,025
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.53
Class B	19.91
Class E	20.25

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $358,504,708.
(b)	Identified cost of investments was $1,455,524,360.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$13,063,234
Interest	1,377
Securities lending income	811,022

Total investment income	13,875,633
Expenses
Management fees	14,119,786
Administration fees	40,423
Custodian and accounting fees	141,246
Distribution and service fees—Class B	944,145
Distribution and service fees—Class E	21,244
Audit and tax services	37,622
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	81,403
Insurance	10,089
Miscellaneous	15,243

Total expenses	15,464,975
Less management fee waiver	(250,000)
Less broker commission recapture	(23,391)

Net expenses	15,191,584

Net Investment Loss	(1,315,951)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	199,041,550
Futures contracts	(1,989,068)
Foreign currency transactions	93

Net realized gain	197,052,575

Net change in unrealized appreciation on investments	369,422,662

Net realized and unrealized gain	566,475,237

Net Increase in Net Assets From Operations	$565,159,286

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(1,315,951)	$6,569,897
Net realized gain	197,052,575	95,718,074
Net change in unrealized appreciation	369,422,662	158,022,662

Increase in net assets from operations	565,159,286	260,310,633

From Distributions to Shareholders
Net investment income
Class A	(5,352,864)	0
Class B	(813,978)	0
Class E	(43,094)	0
Net realized capital gains
Class A	(72,744,049)	(74,437,402)
Class B	(22,123,511)	(20,528,494)
Class E	(815,717)	(737,571)

Total distributions	(101,893,213)	(95,703,467)

Increase (decrease) in net assets from capital share transactions	(282,344,958)	17,544,091

Total increase in net assets	180,921,115	182,151,257

Net Assets
Beginning of period	1,604,552,195	1,422,400,938

End of period	$1,785,473,310	$1,604,552,195

Undistributed (Distributions in Excess of) Net Investment Income (Loss)
End of period	$(53,885)	$6,260,248

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	4,330,920	$75,103,898	4,202,912	$63,039,438
Reinvestments	4,987,031	78,096,913	5,009,247	74,437,402
Redemptions	(24,900,559)	(436,591,837)	(7,606,890)	(116,357,715)

Net increase (decrease)	(15,582,608)	$(283,391,026)	1,605,269	$21,119,125

Class B
Sales	3,494,132	$60,318,809	3,079,281	$45,355,899
Reinvestments	1,508,053	22,937,489	1,419,674	20,528,494
Redemptions	(4,887,653)	(83,787,241)	(4,634,698)	(68,176,370)

Net increase (decrease)	114,532	$(530,943)	(135,743)	$(2,291,977)

Class E
Sales	245,077	$4,210,462	92,910	$1,394,704
Reinvestments	55,515	858,811	50,243	737,571
Redemptions	(200,172)	(3,492,262)	(231,962)	(3,415,332)

Net increase (decrease)	100,420	$1,577,011	(88,809)	$(1,283,057)

Increase (decrease) derived from capital shares transactions		$(282,344,958)		$17,544,091

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013		2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.67		$14.07	$14.19	$11.22	$8.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	0.07	(0.03)	(0.03)	(0.00	)(b)
Net realized and unrealized gain (loss) on investments	6.00		2.48	(0.09)	3.00	2.86

Total from investment operations	6.00		2.55	(0.12)	2.97	2.86

Less Distributions
Distributions from net investment income	(0.08)		0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(1.06)		(0.95)	0.00	0.00	0.00

Total distributions	(1.14)		(0.95)	0.00	0.00	0.00

Net Asset Value, End of Period	$20.53		$15.67	$14.07	$14.19	$11.22

Total Return (%) (c)	40.54		18.51	(0.85)	26.47	34.21

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87		0.87	0.88	0.89	0.90
Net ratio of expenses to average net assets (%) (d)	0.85		0.86	0.87	0.87	0.90
Ratio of net investment income (loss) to average net assets (%)	(0.02)		0.48	(0.21)	(0.22)	0.03
Portfolio turnover rate (%)	18		28	40	36	31
Net assets, end of period (in millions)	$1,335.2		$1,263.5	$1,111.8	$1,074.4	$719.1

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.23	$13.73	$13.88	$11.00	$8.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	0.03	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	5.83	2.42	(0.08)	2.94	2.80

Total from investment operations	5.78	2.45	(0.15)	2.88	2.78

Less Distributions
Distributions from net investment income	(0.04)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(1.06)	(0.95)	0.00	0.00	0.00

Total distributions	(1.10)	(0.95)	0.00	0.00	0.00

Net Asset Value, End of Period	$19.91	$15.23	$13.73	$13.88	$11.00

Total Return (%) (c)	40.17	18.23	(1.08)	26.18	33.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	1.12	1.13	1.14	1.15
Net ratio of expenses to average net assets (%) (d)	1.10	1.11	1.12	1.12	1.15
Ratio of net investment income (loss) to average net assets (%)	(0.27)	0.22	(0.46)	(0.47)	(0.23)
Portfolio turnover rate (%)	18	28	40	36	31
Net assets, end of period (in millions)	$433.7	$330.0	$299.4	$282.4	$221.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.47	$13.92	$14.06	$11.13	$8.31

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	0.04	(0.05)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	5.93	2.46	(0.09)	2.98	2.83

Total from investment operations	5.90	2.50	(0.14)	2.93	2.82

Less Distributions
Distributions from net investment income	(0.06)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(1.06)	(0.95)	0.00	0.00	0.00

Total distributions	(1.12)	(0.95)	0.00	0.00	0.00

Net Asset Value, End of Period	$20.25	$15.47	$13.92	$14.06	$11.13

Total Return (%) (c)	40.34	18.34	(1.00)	26.33	33.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.02	1.03	1.04	1.05
Net ratio of expenses to average net assets (%) (d)	1.00	1.01	1.02	1.02	1.05
Ratio of net investment income (loss) to average net assets (%)	(0.16)	0.30	(0.36)	(0.38)	(0.13)
Portfolio turnover rate (%)	18	28	40	36	31
Net assets, end of period (in millions)	$16.6	$11.1	$11.2	$11.5	$11.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency gains and losses, net operating loss reclass and Real Estate Investment Trusts (REITs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $34,326,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-15

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 12, 2013 through April 16, 2013, the Portfolio had bought and sold $109,354,579 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized losses in the amount of $1,989,068 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing

MIST-16

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$297,383,639	$0	$669,615,166

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $13,518,563 in purchases and $108,634,202 in sales of investments, which are included above.

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $46,382,973 in sales of investments, which are included above.

Affiliated Broker - During the year ended December 31, 2013 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$2,275

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$14,119,786	0.880%	First $500 million
	0.830%	Over $500 million

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $500 million

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

MIST-17

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$22,458,040	$—	$79,435,173	$95,703,467	$101,893,213	$95,703,467

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$24,296,397	$171,497,817	$691,598,526	$—	$887,392,740

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-18

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Small Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Small Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Invesco Small Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-22

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Invesco Small Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the three- and five-year periods ended October 31, 2013 and underperformed its benchmark for the one-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MIST-23

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Invesco Small Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median but above the Expense Universe median and the Sub-advised Expense Universe median. The Board also considered that total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Invesco Small Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that would reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-24

Met Investors Series Trust

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-25

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B shares of the JPMorgan Core Bond Portfolio returned -3.04%. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -2.02%. Since its inception on February 28, 2013, the Class A shares of the JPMorgan Core Bond Portfolio returned -2.70%. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index, returned -1.75% during the same period.

MARKET ENVIRONMENT / CONDITIONS

In 2013, U.S. developments reemerged as the main driver of global financial markets after years of being subjugated to the concerns of the European debt crisis. In the first quarter, risk assets benefited from accommodative support from central banks and remained resilient even with a potential fiscal crisis in the U.S. and volatility in Europe. In the second quarter, risk markets continued to be driven by the actions of central banks, as the Federal Reserve (the “Fed”) disappointed investors with hints of a scale back in asset purchases, which led to an aggressive sell-off in U.S. Treasuries and risk assets. Markets continued to be volatile in the third quarter, as investors reacted positively to dovish comments by the Fed, though sentiment shifted quickly due to the U.S. government shutdown and debt ceiling debate. By the end of the year, improving economic data led risk assets to improve despite the Fed announcing it would start to taper its asset purchase program by $10 billion per month, $5 billion less in U.S. Treasury securities and $5 billion less in Agency Mortgage-Backed Securities (MBS) starting in 2014.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s yield curve positioning was a detractor from performance, as the Portfolio maintained an overweight position in the belly of the curve (5-10 years) relative to the benchmark. This segment of the yield curve rose the most in absolute terms during 2013. The Portfolio’s shorter duration (sensitivity to interest rates) relative to the benchmark throughout the year helped to offset some of underperformance from yield curve positioning. During 2013, spreads on corporate bonds tightened 27 basis points (bps) with the market Option Adjusted Spread (OAS) moving from 141 to 114. The Barclays U.S. Corporate Bond Index outpaced comparable duration Treasuries by 286 bps on the year. The Portfolio’s underweight to Credit was a detractor to performance on the year as Credit outperformed MBS in the index. Conversely, the Portfolio’s sector allocation within Credit relieved a portion of underperformance by being overweight in the best performing sub-sector, Financials. The Portfolio’s Agency MBS allocation underperformed the MBS segment held in the index. Security selection worked against the Portfolio as certain coupon levels, which are a larger portion of the index, performed well during the year. Offsetting some of this underperformance in the pass-through segment of the MBS sector was the Portfolio’s allocation to Collateralized Mortgage Obligations which helped to limit some of the duration extension associated with MBS.

The Portfolio’s underweight in U.S. Treasury debt was a benefit to performance, as the 10-year Treasury yield moved 121 bps higher during the year (as prices move lower, yields move higher). Within Treasuries, the 30-year bellwether was the worst performer, posting performance of -15.03% during the year. The Portfolio maintained a shorter duration posture throughout the year, which was a contributor to excess returns as rates rose across the Treasury curve. Within structured credit, the Portfolio’s overweight to Non-Agency MBS and Asset-Backed Securities (ABS) were additive to performance, as these sectors generated positive excess returns for the year.

The Portfolio evolved throughout 2013, as initial cash flows and subsequent cash flows were utilized to build a broadly diversified portfolio across all sectors. Through the utilization of our investment process, which is focused upon relative value, the Portfolio deployed cash into all spread sectors while maintaining a solid Treasury position. The Portfolio initiated credit default swap index (CDX) positions of roughly 4% during the first quarter of 2013 in order to gain exposure to the credit markets. As the Portfolio continued to invest throughout the year in spread sectors, the CDX position was reduced until it was closed out in the third quarter. End of year sector weightings represent a diversified portfolio: Treasury 25.2%, Agency debt 2.3%, MBS 42.9%, ABS 6.0%, Commercial MBS 2.5%, Credit 18.2% and cash at 2.9%.

Douglas Swanson

Peter Simons

Henry Song

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	—	—	-2.70
Class B	-3.04	5.06	2.60
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.63

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgagebacked securities.

2 Inception of Class A shares is 2/28/2013. Inception of Class B (formerly Class C) shares is 4/28/2008. Class C shares were converted to Class B shares effective 1/7/2013. Index returns are based on an inception date of 4/28/2008.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	67.7
Corporate Bonds & Notes	18.4
Asset-Backed Securities	6.7
Mortgage-Backed Securities	6.6
Foreign Government	0.6

MIST-2

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.44%	$1,000.00	$1,000.00	$2.22
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class B(a)	Actual	0.67%	$1,000.00	$998.00	$3.37
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—65.4% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—38.5%
Fannie Mae 10 Yr. Pool 4.500%, 07/01/21	1,498,541	$1,595,396
Fannie Mae 20 Yr. Pool 4.000%, 02/01/31	3,675,844	3,840,213
4.500%, 10/01/30	980,093	1,044,606
5.000%, 11/01/29	2,282,340	2,487,375
6.000%, 02/01/28	601,516	671,653
6.000%, 07/01/28	812,894	905,980
Fannie Mae 30 Yr. Pool Zero Coupon, 10/25/43 (a)	1,481,017	1,054,372
3.500%, 07/01/42	2,954,140	2,937,622
3.500%, 08/01/42	1,888,936	1,878,364
3.500%, 01/01/43	4,272,546	4,248,652
3.500%, 03/01/43	9,824,387	9,769,453
4.500%, 02/01/40	1,053,432	1,119,458
5.000%, 09/01/35	2,700,652	2,932,374
6.000%, 12/01/39	1,313,703	1,453,279
Fannie Mae ARM Pool 0.498%, 05/01/23 (b)	20,875,000	20,910,926
0.548%, 02/01/23 (b)	5,000,000	4,995,011
0.640%, 11/01/23 (b)	4,992,316	4,993,931
0.648%, 08/01/23 (b)	5,000,000	4,999,797
0.868%, 01/01/21 (b)	979,992	981,463
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	2,009,183	2,236,697
Fannie Mae Interest Strip (CMO) 4.500%, 11/01/20 (c)	1,518,706	118,607
Fannie Mae Pool 1.735%, 05/01/20	15,000,000	14,365,305
1.750%, 06/01/20	7,476,432	7,146,832
1.800%, 02/01/20	3,091,442	2,988,215
1.810%, 01/01/20	4,426,688	4,288,093
2.010%, 07/01/19	3,000,000	2,975,791
2.010%, 06/01/20	12,541,000	12,249,693
2.240%, 12/01/22	2,000,000	1,857,784
2.330%, 11/01/22	17,810,000	16,693,505
2.350%, 05/01/23	4,945,882	4,594,821
2.360%, 05/01/23	9,500,000	8,814,477
2.420%, 05/01/23	5,947,630	5,534,789
2.420%, 06/01/23	4,957,602	4,614,163
2.450%, 11/01/22	3,000,000	2,804,553
2.460%, 02/01/23	1,473,246	1,389,598
2.500%, 04/01/23	2,000,000	1,835,617
2.510%, 06/01/23	3,964,556	3,718,006
2.520%, 05/01/23	25,000,000	22,931,031
2.530%, 05/01/23	4,289,000	4,031,452
2.540%, 05/01/23	5,000,000	4,704,109
2.640%, 04/01/23	1,981,879	1,876,257
2.640%, 05/01/23	2,379,808	2,251,199
2.680%, 04/01/19	1,000,000	1,025,449
2.700%, 05/01/23	5,000,000	4,657,053
2.703%, 04/01/23	2,477,232	2,361,172
2.720%, 03/01/23	3,262,911	3,117,199
2.740%, 06/01/23	3,000,000	2,857,433
2.900%, 06/01/22	7,788,347	7,527,473
2.980%, 07/01/22	2,000,000	1,970,063

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool 3.000%, 05/01/22	3,500,000	3,459,191
3.000%, 01/01/43	5,968,283	5,587,523
3.050%, 04/01/22	3,500,000	3,479,001
3.200%, 11/01/20	10,923,046	11,168,499
3.440%, 11/01/21	4,143,359	4,231,593
3.490%, 09/01/23	4,000,000	4,001,461
3.500%, 08/01/26	1,282,941	1,324,943
3.500%, 02/01/33	6,293,416	6,314,027
3.500%, 05/01/33	7,567,052	7,591,908
3.500%, 12/01/42	8,277,034	8,122,842
3.500%, 03/01/43	9,729,201	9,548,101
3.500%, 05/01/43	32,449,790	31,845,007
3.500%, 06/01/43	7,903,364	7,757,258
3.500%, 07/01/43	4,647,305	4,561,333
3.500%, 08/01/43	10,405,917	10,212,953
3.670%, 07/01/23	2,500,000	2,511,803
3.728%, 07/01/22	5,978,817	6,228,394
3.743%, 06/01/18	1,923,277	2,083,032
3.760%, 10/01/23	1,500,000	1,531,287
3.760%, 11/01/23	1,100,000	1,122,307
3.770%, 12/01/20	2,389,712	2,518,810
3.772%, 05/01/22	9,946,565	10,427,914
3.970%, 07/01/21	4,853,570	5,119,725
3.990%, 12/01/20	2,824,324	3,001,820
4.000%, 10/01/32	2,527,333	2,598,670
4.000%, 12/01/40	1,172,043	1,199,153
4.000%, 07/01/42	4,656,382	4,750,489
4.260%, 12/01/19	2,833,947	3,065,839
4.330%, 04/01/20	3,984,155	4,318,543
4.380%, 04/01/21	3,243,368	3,508,308
4.770%, 06/01/19	3,671,255	4,058,717
Fannie Mae REMICS (CMO) Zero Coupon, 09/25/43 (a)	2,957,862	2,200,824
0.643%, 03/25/27 (b)	1,092,494	1,073,580
0.665%, 05/25/35 (b)	5,735,189	5,712,919
0.665%, 10/25/42 (b)	1,867,279	1,862,932
1.065%, 03/25/38 (b)	1,275,160	1,289,814
1.165%, 08/25/32 (b)	1,979,670	2,021,991
3.000%, 05/25/26	5,908,549	5,726,306
3.500%, 07/25/24	3,165,309	3,278,039
3.500%, 02/25/43	9,463,123	9,491,493
3.500%, 03/25/43	5,801,854	6,055,319
4.500%, 07/25/38	707,749	732,900
5.000%, 03/25/40	13,200,000	14,269,438
6.000%, 01/25/36	1,400,000	1,442,436
6.365%, 01/25/41 (b) (c)	9,434,015	1,887,286
6.500%, 07/18/28	375,702	429,497
Fannie Mae-ACES 2.207%, 01/25/22	10,000,000	9,316,970
2.280%, 12/27/22	9,391,000	8,572,180
2.389%, 01/25/23 (b)	3,000,000	2,758,242
Freddie Mac 15 Yr. Gold Pool 3.500%, 05/01/26	1,386,683	1,448,422
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	2,653,224	2,704,120

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 3.500%, 08/01/42	5,985,713	$5,945,887
3.500%, 10/01/42	5,339,896	5,304,367
3.500%, 11/01/42	7,060,171	7,013,196
3.500%, 04/01/43	3,175,144	3,154,018
5.000%, 08/01/39	2,734,420	2,965,495
6.000%, 12/01/39	1,600,409	1,768,960
Freddie Mac ARM Non-Gold Pool 4.011%, 07/01/40 (b)	7,040,960	7,438,575
Freddie Mac Gold Pool 3.500%, 12/01/32	8,418,485	8,460,785
3.500%, 01/01/33	11,595,444	11,653,695
3.500%, 02/01/33	15,096,082	15,172,032
3.500%, 03/01/33	10,549,419	10,602,500
3.500%, 04/01/33	13,354,504	13,421,760
3.500%, 05/01/33	4,940,900	4,965,807
3.500%, 06/01/43	4,907,036	4,820,988
4.000%, 09/01/32	2,509,919	2,592,610
4.000%, 11/01/32	6,026,985	6,214,219
4.000%, 12/01/32	3,268,703	3,370,233
4.000%, 01/01/33	1,358,627	1,400,865
4.000%, 02/01/33	1,238,083	1,276,540
5.000%, 02/01/34	904,290	966,064
Freddie Mac Multifamily Structured Pass-Through Certificates 3.320%, 02/25/23 (b)	4,346,000	4,298,407
Freddie Mac REMICS (CMO) 0.617%, 01/15/41 (b)	804,381	807,111
0.867%, 03/15/24 (b)	1,372,606	1,384,049
3.500%, 12/15/25	1,000,000	990,801
3.500%, 12/15/29	1,558,310	1,627,423
3.500%, 08/15/39	4,901,528	5,040,550
3.500%, 01/15/42	409,959	412,754
4.500%, 03/15/40	1,000,000	1,049,912
5.000%, 05/15/22	14,409,164	15,143,498
5.000%, 10/15/34	3,154,203	3,312,585
5.000%, 08/15/35	1,650,000	1,780,911
5.500%, 08/15/39	5,495,888	5,992,875
5.750%, 06/15/35	11,134,871	12,040,586
6.000%, 07/15/35	12,490,641	13,826,928
6.000%, 03/15/36	2,385,256	2,738,536
6.203%, 10/15/37 (b) (c)	9,583,988	1,344,106
6.233%, 11/15/36 (b) (c)	6,357,034	838,491
6.500%, 05/15/28	998,020	1,109,481
6.500%, 03/15/37	1,756,625	1,995,568
Freddie Mac Strips (CMO) Zero Coupon, 09/15/43 (a)	1,480,794	1,012,664
0.617%, 09/15/42 (b)	9,837,497	9,763,384
0.667%, 08/15/42 (b)	5,635,100	5,614,078
0.667%, 10/15/42 (b)	1,401,629	1,389,742
3.000%, 01/15/43	9,505,637	9,255,668
Ginnie Mae II Pool 4.375%, 06/20/63	10,140,999	10,868,210
4.433%, 05/20/63	15,736,579	17,159,632
4.462%, 05/20/63	10,206,805	11,115,078
4.479%, 04/20/63	5,122,409	5,580,080

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO) 0.469%, 08/20/60 (b)	1,321,599	1,320,424
0.469%, 11/20/62 (b)	926,031	925,236
0.509%, 12/20/62 (b)	3,219,825	3,182,771
0.569%, 02/20/62 (b)	9,809,639	9,749,555
0.579%, 03/20/63 (b)	972,072	962,483
0.589%, 02/20/63 (b)	2,599,916	2,572,775
0.619%, 02/20/63 (b)	9,528,584	9,456,176
0.639%, 03/20/63 (b)	4,855,833	4,823,828
0.649%, 04/20/63 (b)	9,790,039	9,729,693
0.667%, 09/20/37 (b)	696,360	701,090
0.669%, 01/20/63 (b)	4,601,525	4,588,397
0.669%, 04/20/63 (b)	9,524,508	9,469,742
0.719%, 04/20/62 (b)	981,311	979,671
0.819%, 07/20/63 (b)	8,038,798	8,058,324
0.869%, 09/20/63 (b)	4,972,495	4,997,979
0.919%, 09/20/63 (b)	5,021,923	5,061,013
1.650%, 02/20/63	17,009,612	16,529,890
1.650%, 04/20/63	10,041,915	9,747,496
1.750%, 03/20/63	2,489,605	2,425,700
2.000%, 06/20/62	3,724,301	3,717,206
3.500%, 05/20/35	516,249	533,425
4.000%, 03/16/25	1,438,531	1,526,231
4.000%, 02/20/37	526,900	553,078
4.500%, 08/20/33	1,469,618	1,503,954
4.500%, 08/20/34	865,582	883,085
4.500%, 06/20/36	724,447	757,648
4.519%, 04/20/43 (b)	3,327,621	3,534,319
4.705%, 11/20/42 (b)	14,713,342	15,467,872
5.000%, 12/20/33	2,000,000	2,161,194
5.000%, 09/20/38	5,741,715	6,050,036
5.000%, 06/16/39	1,471,387	1,599,518
5.000%, 07/20/39	4,986,174	5,223,282
5.000%, 10/20/39	3,369,727	3,565,120
5.235%, 06/20/40 (b)	7,076,585	7,836,335
5.500%, 02/20/33	487,120	525,613
5.500%, 07/16/33 (c)	1,980,980	390,031
5.500%, 06/20/36	826,645	862,361

		917,855,775

Federal Agencies—1.8%
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/20 (a)	42,209,000	35,226,703
Tennessee Valley Authority 1.750%, 10/15/18	850,000	844,719
5.250%, 09/15/39	600,000	640,388
5.880%, 04/01/36	1,000,000	1,158,424
6.235%, 07/15/45	4,250,000	4,611,832
Tennessee Valley Authority Principal Strip Zero Coupon, 11/01/25 (a)	1,000,000	601,602
Zero Coupon, 06/15/35 (a)	750,000	260,786

		43,344,454

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—25.1%
U.S. Treasury Bonds 4.375%, 02/15/38	2,000,000	$2,176,876
4.500%, 05/15/38	1,000,000	1,108,750
4.750%, 02/15/37	2,000,000	2,300,938
5.000%, 05/15/37	21,550,000	25,644,500
5.250%, 11/15/28	13,000,000	15,650,778
5.250%, 02/15/29	500,000	601,875
5.500%, 08/15/28	3,000,000	3,697,968
6.125%, 08/15/29	5,000,000	6,567,190
U.S. Treasury Coupon Strips Zero Coupon, 02/15/18	5,000,000	4,715,335
Zero Coupon, 05/15/18	6,000,000	5,607,768
Zero Coupon, 02/15/21	30,000,000	24,939,120
Zero Coupon, 05/15/21	15,000,000	12,332,100
Zero Coupon, 08/15/21	2,500,000	2,030,445
Zero Coupon, 11/15/21	22,000,000	17,671,852
Zero Coupon, 05/15/22	5,000,000	3,921,460
Zero Coupon, 02/15/23	1,000,000	755,818
Zero Coupon, 08/15/27	400,000	240,966
Zero Coupon, 11/15/27	600,000	356,624
Zero Coupon, 02/15/30	800,000	427,202
Zero Coupon, 05/15/30	700,000	369,145
Zero Coupon, 05/15/31	9,000,000	4,524,327
Zero Coupon, 05/15/32	2,000,000	961,164
Zero Coupon, 11/15/33	9,000,000	4,046,724
Zero Coupon, 05/15/35	4,000,000	1,684,900
U.S. Treasury Notes 0.250%, 01/15/15	10,500,000	10,508,610
0.750%, 12/31/17	10,000,000	9,778,120
0.750%, 02/28/18	13,000,000	12,657,736
0.875%, 01/31/18	15,000,000	14,714,070
1.000%, 01/15/14	45,000,000	45,014,040
1.000%, 08/31/19	25,000,000	23,642,575
1.250%, 02/29/20	11,000,000	10,413,051
1.375%, 11/30/18	10,000,000	9,850,000
1.375%, 01/31/20	8,000,000	7,651,872
1.500%, 08/31/18	33,000,000	32,832,426
1.750%, 10/31/18	3,000,000	3,013,125
1.750%, 05/15/22	2,500,000	2,311,720
2.125%, 08/15/21	41,000,000	39,718,750
2.375%, 10/31/14	9,000,000	9,164,880
2.500%, 04/30/15	6,000,000	6,181,170
2.625%, 06/30/14	6,000,000	6,074,532
2.625%, 01/31/18	14,000,000	14,721,868
2.625%, 08/15/20	13,000,000	13,264,056
2.625%, 11/15/20	19,000,000	19,308,750
3.125%, 04/30/17	10,000,000	10,705,470
3.125%, 05/15/21	27,000,000	28,145,394
3.250%, 05/31/16	8,000,000	8,519,376
3.625%, 02/15/21	44,000,000	47,482,204
4.500%, 02/15/16	23,000,000	24,989,132
5.125%, 05/15/16	40,000,000	44,328,120

		597,324,872

Total U.S. Treasury & Government Agencies (Cost $1,630,124,513)		1,558,525,101

Corporate Bonds & Notes—17.8%
Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
EADS Finance B.V. 2.700%, 04/17/23 (144A)	249,000	$228,353
Northrop Grumman Corp. 1.750%, 06/01/18	418,000	407,785
Northrop Grumman Systems Corp. 7.750%, 02/15/31	350,000	446,374
United Technologies Corp. 7.500%, 09/15/29	1,568,000	2,083,892

		3,166,404

Agriculture—0.1%
Bunge N.A. Finance L.P. 5.900%, 04/01/17	247,000	269,684
Bunge, Ltd. Finance Corp. 8.500%, 06/15/19	1,084,000	1,331,676
Cargill, Inc. 7.350%, 03/06/19 (144A)	1,055,000	1,276,996

		2,878,356

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	388,000	378,300
American Airlines Pass-Through Trust 4.950%, 01/15/23 (144A)	1,291,000	1,345,867
United Airlines Pass-Through Trust 4.300%, 08/15/25	534,000	543,345

		2,267,512

Auto Manufacturers—0.2%
Daimler Finance North America LLC 1.875%, 01/11/18 (144A)	328,000	323,094
2.250%, 07/31/19 (144A)	2,300,000	2,254,214
2.375%, 08/01/18 (144A)	378,000	377,164
Nissan Motor Acceptance Corp. 1.800%, 03/15/18 (144A)	789,000	770,303

		3,724,775

Auto Parts & Equipment—0.0%
Johnson Controls, Inc. 5.000%, 03/30/20	635,000	693,698

Banks—4.6%
ABN AMRO Bank NV 2.500%, 10/30/18 (144A)	674,000	672,544
American Express Bank FSB 6.000%, 09/13/17	1,800,000	2,070,653
American Express Centurion Bank 5.950%, 06/12/17	250,000	282,806
Bank of America Corp. 2.000%, 01/11/18	2,450,000	2,445,654
3.300%, 01/11/23	971,000	918,825
5.875%, 01/05/21	2,500,000	2,873,465
6.000%, 09/01/17	360,000	411,045

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank of Montreal 2.375%, 01/25/19	797,000	$794,693
2.550%, 11/06/22	500,000	457,113
Bank of New York Mellon Corp. (The) 2.100%, 01/15/19	1,052,000	1,042,742
4.150%, 02/01/21	670,000	711,945
5.450%, 05/15/19	278,000	315,856
Bank of Nova Scotia 2.550%, 01/12/17	300,000	311,134
4.375%, 01/13/21	500,000	538,152
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 2.700%, 09/09/18 (144A)	2,000,000	2,022,302
4.100%, 09/09/23 (144A)	1,114,000	1,116,089
Barclays Bank plc 2.250%, 05/10/17 (144A)	1,000,000	1,030,500
5.125%, 01/08/20	1,080,000	1,197,537
BB&T Corp. 2.050%, 06/19/18	833,000	824,700
2.150%, 03/22/17	485,000	490,357
6.850%, 04/30/19	525,000	631,321
Canadian Imperial Bank of Commerce 1.550%, 01/23/18	330,000	322,775
Capital One Financial Corp. 4.750%, 07/15/21	907,000	964,458
5.250%, 02/21/17	170,000	183,807
Capital One N.A. 1.500%, 03/22/18	500,000	486,239
Citigroup, Inc. 1.250%, 01/15/16	3,000,000	3,009,957
3.375%, 03/01/23	231,000	219,569
5.375%, 08/09/20	350,000	398,175
5.500%, 09/13/25	692,000	728,841
6.125%, 05/15/18	1,000,000	1,157,289
8.500%, 05/22/19	4,138,000	5,303,215
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 3.375%, 01/19/17	1,230,000	1,295,055
Credit Suisse 4.375%, 08/05/20	1,000,000	1,068,927
5.300%, 08/13/19	300,000	336,761
Deutsche Bank AG 6.000%, 09/01/17	200,000	228,434
Discover Bank 4.200%, 08/08/23	493,000	486,251
Fifth Third Bancorp 8.250%, 03/01/38	500,000	665,696
Fifth Third Bank 1.150%, 11/18/16	500,000	499,654
Goldman Sachs Group, Inc. (The) 1.600%, 11/23/15	420,000	424,514
5.375%, 03/15/20	1,000,000	1,112,129
5.750%, 01/24/22	1,000,000	1,125,688
5.950%, 01/15/27	1,000,000	1,061,975
6.250%, 09/01/17	2,900,000	3,320,094
7.500%, 02/15/19	3,000,000	3,653,907

Banks—(Continued)
HSBC Bank plc 1.500%, 05/15/18 (144A)	1,821,000	1,778,152
3.500%, 06/28/15 (144A)	1,550,000	1,615,607
4.125%, 08/12/20 (144A)	2,002,000	2,118,294
HSBC USA, Inc. 1.625%, 01/16/18	500,000	493,029
ING Bank NV 1.375%, 03/07/16 (144A)	500,000	500,789
3.750%, 03/07/17 (144A)	1,000,000	1,053,220
KeyCorp 5.100%, 03/24/21	896,000	979,250
Macquarie Bank, Ltd. 2.000%, 08/15/16 (144A)	1,008,000	1,019,462
5.000%, 02/22/17 (144A)	1,500,000	1,626,660
Manufacturers & Traders Trust Co. 6.625%, 12/04/17	970,000	1,122,955
Morgan Stanley 1.750%, 02/25/16	107,000	108,436
5.000%, 11/24/25	1,269,000	1,272,794
5.500%, 01/26/20	2,930,000	3,289,136
5.625%, 09/23/19	3,030,000	3,444,159
5.750%, 10/18/16	2,757,000	3,077,355
Nordea Bank AB 1.625%, 05/15/18 (144A)	1,400,000	1,367,929
4.875%, 01/27/20 (144A)	1,000,000	1,092,934
Northern Trust Corp. 3.375%, 08/23/21	887,000	900,085
PNC Funding Corp. 5.125%, 02/08/20	800,000	898,526
6.700%, 06/10/19	1,300,000	1,561,527
Rabobank Nederland 3.875%, 02/08/22	700,000	703,816
Royal Bank of Canada 1.200%, 09/19/17	1,000,000	990,833
2.000%, 10/01/18	2,092,000	2,081,143
2.200%, 07/27/18	705,000	707,863
2.300%, 07/20/16	275,000	284,289
Skandinaviska Enskilda Banken AB 1.750%, 03/19/18 (144A)	402,000	393,810
Stadshypotek AB 1.875%, 10/02/19 (144A)	1,500,000	1,445,700
Standard Chartered Bank 6.400%, 09/26/17 (144A)	1,100,000	1,245,761
Standard Chartered plc 5.200%, 01/26/24 (144A)	1,000,000	997,995
State Street Corp. 3.100%, 05/15/23	407,000	378,431
3.700%, 11/20/23	1,308,000	1,297,716
4.375%, 03/07/21	300,000	325,727
SunTrust Banks, Inc. 2.750%, 05/01/23	2,000,000	1,813,352
3.500%, 01/20/17	310,000	325,970
Toronto-Dominion Bank (The) 1.400%, 04/30/18	1,450,000	1,410,809
2.500%, 07/14/16	300,000	311,182

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
UBS AG 5.750%, 04/25/18	917,000	$1,052,762
5.875%, 12/20/17	900,000	1,032,773
US Bancorp 1.950%, 11/15/18	940,000	934,959
4.125%, 05/24/21	635,000	674,848
Wachovia Bank N.A. 6.000%, 11/15/17	2,491,000	2,874,365
Wachovia Corp. 5.750%, 02/01/18	2,800,000	3,228,618
Wells Fargo & Co. 2.150%, 01/15/19	179,000	178,439
4.600%, 04/01/21	2,500,000	2,740,567
5.375%, 11/02/43	1,005,000	1,029,126
Westpac Banking Corp. 1.375%, 05/30/18 (144A)	2,000,000	1,938,800

		108,932,796

Beverages—0.2%
Anheuser-Busch InBev Finance, Inc. 1.250%, 01/17/18	310,000	303,313
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 07/15/22	950,000	878,719
Beam, Inc. 3.250%, 05/15/22	760,000	728,373
Coca-Cola Co. (The) 1.150%, 04/01/18	182,000	176,812
Heineken NV 3.400%, 04/01/22 (144A)	1,339,000	1,307,298
PepsiCo, Inc. 0.447%, 02/26/16 (b)	182,000	182,120
SABMiller Holdings, Inc. 3.750%, 01/15/22 (144A)	1,000,000	1,003,730

		4,580,365

Biotechnology—0.2%
Amgen, Inc. 4.500%, 03/15/20	100,000	107,221
5.700%, 02/01/19	100,000	115,240
6.375%, 06/01/37	2,116,000	2,426,752
Celgene Corp. 3.250%, 08/15/22	250,000	236,689
3.950%, 10/15/20	500,000	517,872
Gilead Sciences, Inc. 4.400%, 12/01/21	630,000	672,808

		4,076,582

Building Materials—0.0%
CRH America, Inc. 6.000%, 09/30/16	404,000	451,317

Chemicals—0.4%
Dow Chemical Co. (The) 4.250%, 11/15/20	212,000	225,810
7.375%, 11/01/29	600,000	771,068
8.850%, 09/15/21	640,000	819,135

Chemicals—(Continued)
Ecolab, Inc. 4.350%, 12/08/21	700,000	725,852
EI du Pont de Nemours & Co. 4.150%, 02/15/43	107,000	94,394
Mosaic Co. (The) 3.750%, 11/15/21	800,000	783,108
4.250%, 11/15/23	460,000	454,294
5.450%, 11/15/33	1,163,000	1,184,920
Potash Corp. of Saskatchewan, Inc. 3.250%, 12/01/17	100,000	104,348
PPG Industries, Inc. 7.400%, 08/15/19	1,220,000	1,431,021
7.700%, 03/15/38	220,000	286,259
Praxair, Inc. 1.250%, 11/07/18	900,000	860,261
Rohm & Haas Co. 6.000%, 09/15/17	68,000	77,141
7.850%, 07/15/29	418,000	554,002

		8,371,613

Commercial Services—0.1%
ADT Corp. (The) 4.125%, 06/15/23	625,000	554,695
4.875%, 07/15/42	420,000	316,052
ERAC USA Finance LLC 4.500%, 08/16/21 (144A)	1,740,000	1,813,334
7.000%, 10/15/37 (144A)	500,000	591,711

		3,275,792

Computers—0.4%
Apple, Inc. 0.492%, 05/03/18 (b)	1,100,000	1,098,139
2.400%, 05/03/23	1,679,000	1,509,775
EMC Corp. 2.650%, 06/01/20	1,639,000	1,605,204
Hewlett-Packard Co. 4.375%, 09/15/21	605,000	616,028
HP Enterprise Services LLC 7.450%, 10/15/29	700,000	787,582
International Business Machines Corp. 1.625%, 05/15/20	3,420,000	3,207,040

		8,823,768

Distribution/Wholesale—0.0%
Arrow Electronics, Inc. 3.000%, 03/01/18	49,000	49,025
6.875%, 06/01/18	300,000	339,913
7.500%, 01/15/27	300,000	344,525

		733,463

Diversified Financial Services—1.8%
American Express Co. 1.550%, 05/22/18	700,000	683,479
American Express Credit Corp. 2.125%, 07/27/18	231,000	231,388

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
American Honda Finance Corp. 1.600%, 02/16/18 (144A)	219,000	$215,669
2.125%, 02/28/17 (144A)	1,300,000	1,314,641
2.125%, 10/10/18	377,000	375,448
Ameriprise Financial, Inc. 4.000%, 10/15/23	1,380,000	1,375,908
Blackstone Holdings Finance Co. LLC 6.625%, 08/15/19 (144A)	1,200,000	1,401,234
Capital One Bank USA N.A. 3.375%, 02/15/23	600,000	557,808
8.800%, 07/15/19	300,000	381,322
Caterpillar Financial Services Corp. 1.300%, 03/01/18	500,000	484,798
7.150%, 02/15/19	1,000,000	1,229,228
Ford Motor Credit Co. LLC 1.489%, 05/09/16 (b)	840,000	852,325
1.500%, 01/17/17	678,000	677,696
2.875%, 10/01/18	719,000	735,965
4.250%, 02/03/17	1,000,000	1,075,768
General Electric Capital Corp. 1.500%, 07/12/16	1,050,000	1,061,100
4.375%, 09/16/20	3,500,000	3,793,261
5.400%, 02/15/17	2,000,000	2,225,850
5.500%, 01/08/20	500,000	572,581
5.625%, 09/15/17	1,000,000	1,137,597
6.000%, 08/07/19	2,350,000	2,757,283
6.750%, 03/15/32	1,800,000	2,228,949
IntercontinentalExchange Group, Inc. 2.500%, 10/15/18	931,000	937,848
4.000%, 10/15/23	716,000	720,244
Invesco Finance plc 4.000%, 01/30/24	500,000	495,590
Jefferies Group LLC 5.125%, 01/20/23	300,000	303,440
6.875%, 04/15/21	475,000	541,039
John Deere Capital Corp. 1.050%, 10/11/16	663,000	664,907
1.300%, 03/12/18	400,000	390,908
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	1,572,000	1,736,337
MassMutual Global Funding II 2.100%, 08/02/18 (144A)	764,000	757,843
5.250%, 07/31/18 (144A)	880,000	985,357
Merrill Lynch & Co., Inc. 6.050%, 05/16/16	2,494,000	2,743,959
6.400%, 08/28/17	1,276,000	1,471,108
6.500%, 07/15/18	997,000	1,169,423
Murray Street Investment Trust I 4.647%, 03/09/17 (d)	1,600,000	1,723,019
PACCAR Financial Corp. 0.800%, 02/08/16	117,000	116,822
Private Export Funding Corp. 2.800%, 05/15/22	1,000,000	969,845
Toyota Motor Credit Corp. 1.375%, 01/10/18	700,000	686,479
1.750%, 05/22/17	500,000	502,359

Diversified Financial Services—(Continued)
Toyota Motor Credit Corp. 2.000%, 10/24/18	1,046,000	1,045,696

		43,331,521

Electric—1.6%
Alabama Power Co. 3.550%, 12/01/23	461,000	452,454
Arizona Public Service Co. 4.500%, 04/01/42	200,000	191,510
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,510,894
CenterPoint Energy Houston Electric LLC 2.250%, 08/01/22	950,000	858,968
Cleveland Electric Illuminating Co. (The) 7.880%, 11/01/17	1,118,000	1,341,816
CMS Energy Corp. 8.750%, 06/15/19	885,000	1,119,413
Commonwealth Edison Co. 5.950%, 08/15/16	200,000	223,602
Consumers Energy Co. 5.650%, 04/15/20	200,000	230,560
DTE Electric Co. 3.900%, 06/01/21	1,000,000	1,042,096
5.700%, 10/01/37	300,000	338,682
DTE Energy Co. 3.850%, 12/01/23	225,000	222,148
Duke Energy Carolinas LLC 4.300%, 06/15/20	619,000	663,770
6.000%, 01/15/38	600,000	707,278
Duke Energy Ohio, Inc. 3.800%, 09/01/23	815,000	814,594
Duke Energy Progress, Inc. 4.100%, 03/15/43	200,000	184,467
5.300%, 01/15/19	200,000	227,484
5.700%, 04/01/35	360,000	396,977
Entergy Arkansas, Inc. 3.050%, 06/01/23	765,000	713,265
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,418,421
Hydro-Quebec 8.050%, 07/07/24	700,000	932,363
9.400%, 02/01/21	845,000	1,130,852
Indiana Michigan Power Co. 3.200%, 03/15/23	330,000	308,482
Kansas City Power & Light Co. 3.150%, 03/15/23	604,000	560,114
5.300%, 10/01/41	315,000	315,206
MidAmerican Energy Co. 3.700%, 09/15/23	1,100,000	1,095,010
MidAmerican Energy Holdings Co. 1.100%, 05/15/17 (144A)	460,000	457,512
3.750%, 11/15/23 (144A)	1,736,000	1,693,109
Nevada Power Co. 6.650%, 04/01/36	360,000	439,443
7.125%, 03/15/19	200,000	243,349

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
NextEra Energy Capital Holdings, Inc. 1.339%, 09/01/15	133,000	$133,886
3.625%, 06/15/23	410,000	384,559
Nisource Finance Corp. 4.800%, 02/15/44	162,000	146,167
5.400%, 07/15/14	500,000	512,294
6.125%, 03/01/22	1,875,000	2,078,929
Northern States Power Co. 6.500%, 03/01/28	628,000	739,893
Ohio Power Co. 5.375%, 10/01/21	305,000	340,290
6.600%, 02/15/33	258,000	299,864
Pacific Gas & Electric Co. 3.500%, 10/01/20	782,000	795,829
6.050%, 03/01/34	1,200,000	1,374,594
PacifiCorp 5.500%, 01/15/19	500,000	574,193
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	276,560
PPL Energy Supply LLC 4.600%, 12/15/21	800,000	768,757
PSEG Power LLC 4.300%, 11/15/23	201,000	200,097
5.320%, 09/15/16	568,000	624,960
5.500%, 12/01/15	1,070,000	1,159,127
Public Service Co. of Colorado 2.500%, 03/15/23	800,000	728,291
3.200%, 11/15/20	375,000	376,930
Public Service Co. of New Hampshire 3.500%, 11/01/23	272,000	266,321
Public Service Co. of Oklahoma 5.150%, 12/01/19	1,010,000	1,118,942
Public Service Electric & Gas Co. 3.800%, 01/01/43	700,000	606,301
Sierra Pacific Power Co. 3.375%, 08/15/23	556,000	536,847
State Grid Overseas Investment 2013, Ltd. 1.750%, 05/22/18 (144A)	499,000	484,023
Virginia Electric and Power Co. 2.750%, 03/15/23	400,000	371,898
2.950%, 01/15/22	489,000	472,444
6.000%, 05/15/37	685,000	800,218
Wisconsin Electric Power Co. 1.700%, 06/15/18	840,000	828,043
4.250%, 12/15/19	618,000	676,148
Xcel Energy, Inc. 0.750%, 05/09/16	290,000	287,554

		37,797,798

Electronics—0.1%
Koninklijke Philips NV 3.750%, 03/15/22	1,680,000	1,680,907
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	551,000	548,606
4.150%, 02/01/24	1,030,000	1,020,213

		3,249,726

Environmental Control—0.1%
Republic Services, Inc. 5.500%, 09/15/19	650,000	731,404
6.086%, 03/15/35	500,000	546,621
Waste Management, Inc. 7.100%, 08/01/26	400,000	483,739
7.375%, 03/11/19	512,000	619,244

		2,381,008

Food—0.2%
ConAgra Foods, Inc. 1.300%, 01/25/16	104,000	104,180
Kellogg Co. 3.125%, 05/17/22	500,000	474,053
Kraft Foods Group, Inc. 6.125%, 08/23/18	700,000	815,936
6.875%, 01/26/39	600,000	730,704
Kroger Co. (The) 7.500%, 04/01/31	1,140,000	1,383,861
8.000%, 09/15/29	610,000	769,282

		4,278,016

Gas—0.3%
AGL Capital Corp. 3.500%, 09/15/21	1,000,000	994,903
4.400%, 06/01/43	375,000	338,122
6.000%, 10/01/34	1,000,000	1,128,824
Atmos Energy Corp. 4.150%, 01/15/43	460,000	413,758
8.500%, 03/15/19	200,000	256,292
CenterPoint Energy, Inc. 6.500%, 05/01/18	706,000	823,772
Sempra Energy 2.875%, 10/01/22	1,100,000	1,012,798
4.050%, 12/01/23	1,054,000	1,040,755

		6,009,224

Healthcare - Products—0.0%
Baxter International, Inc. 1.850%, 06/15/18	431,000	425,609

Healthcare - Services—0.1%
Aetna, Inc. 6.625%, 06/15/36	297,000	355,117
Quest Diagnostics, Inc. 4.750%, 01/30/20	400,000	416,119
UnitedHealth Group, Inc. 2.875%, 03/15/23	250,000	232,627
5.800%, 03/15/36	375,000	412,527
WellPoint, Inc. 2.300%, 07/15/18	751,000	745,040
5.950%, 12/15/34	272,000	294,384

		2,455,814

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Holding Companies - Diversified—0.1%
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	$1,123,607

Household Products/Wares—0.0%
Kimberly-Clark Corp. 2.400%, 06/01/23	600,000	542,687

Insurance—1.0%
ACE INA Holdings, Inc. 2.700%, 03/13/23	400,000	366,529
Aflac, Inc. 3.625%, 06/15/23	500,000	483,988
4.000%, 02/15/22	450,000	452,910
6.900%, 12/17/39	400,000	491,972
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	1,000,000	1,212,386
Allstate Corp. (The) 3.150%, 06/15/23	407,000	385,976
American International Group, Inc. 4.125%, 02/15/24	622,000	618,394
5.850%, 01/16/18	600,000	688,230
8.250%, 08/15/18	600,000	750,528
Berkshire Hathaway Finance Corp. 2.900%, 10/15/20	800,000	793,350
3.000%, 05/15/22	1,000,000	958,656
4.300%, 05/15/43	831,000	748,403
CNA Financial Corp. 6.950%, 01/15/18	550,000	626,647
7.350%, 11/15/19	500,000	606,106
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	700,000	734,152
Liberty Mutual Insurance Co. 7.875%, 10/15/26 (144A)	500,000	597,420
Lincoln National Corp. 6.250%, 02/15/20	800,000	922,262
8.750%, 07/01/19	350,000	450,505
Massachusetts Mutual Life Insurance Co. 5.625%, 05/15/33 (144A)	720,000	766,590
Nationwide Mutual Insurance Co. 8.250%, 12/01/31 (144A)	1,000,000	1,226,621
New York Life Global Funding 0.800%, 02/12/16 (144A)	600,000	602,713
1.650%, 05/15/17 (144A)	956,000	957,051
Pacific Life Insurance Co. 9.250%, 06/15/39 (144A)	650,000	902,662
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	1,378,000	1,335,757
Principal Financial Group, Inc. 8.875%, 05/15/19	690,000	882,186
Principal Life Global Funding II 2.250%, 10/15/18 (144A)	2,151,000	2,133,938
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	2,150,000	2,698,702
XLIT, Ltd. 6.375%, 11/15/24	921,000	1,055,626

		24,450,260

Internet—0.0%
eBay, Inc. 3.250%, 10/15/20	400,000	406,944
4.000%, 07/15/42	700,000	592,801

		999,745

Iron/Steel—0.0%
Nucor Corp. 4.000%, 08/01/23	449,000	438,305

Machinery - Construction & Mining—0.0%
Caterpillar Financial Services Corp. 3.750%, 11/24/23	769,000	759,229

Machinery - Diversified—0.0%
Deere & Co. 8.100%, 05/15/30	600,000	833,200

Media—0.9%
21st Century Fox America, Inc. 6.550%, 03/15/33	370,000	420,676
6.900%, 03/01/19	900,000	1,079,671
CBS Corp. 4.300%, 02/15/21	515,000	524,283
5.500%, 05/15/33	255,000	250,663
5.900%, 10/15/40	125,000	126,764
7.875%, 07/30/30	140,000	174,185
Comcast Corp. 3.125%, 07/15/22	900,000	858,872
4.250%, 01/15/33	1,880,000	1,746,368
5.700%, 07/01/19	1,000,000	1,155,766
COX Communications, Inc. 3.250%, 12/15/22 (144A)	1,010,000	913,933
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc. 1.750%, 01/15/18	282,000	276,633
3.800%, 03/15/22	700,000	672,445
5.000%, 03/01/21	1,400,000	1,470,713
6.350%, 03/15/40	530,000	551,072
6.375%, 03/01/41	300,000	311,057
Discovery Communications LLC 3.300%, 05/15/22	625,000	591,749
4.375%, 06/15/21	1,240,000	1,281,327
Historic TW, Inc. 6.625%, 05/15/29	300,000	344,320
NBCUniversal Media LLC 4.375%, 04/01/21	1,000,000	1,058,422
TCI Communications, Inc. 7.125%, 02/15/28	801,000	985,111
Thomson Reuters Corp. 3.950%, 09/30/21	2,252,000	2,243,602
5.850%, 04/15/40	100,000	101,407
Time Warner Cable, Inc. 8.250%, 04/01/19	1,300,000	1,522,956
Time Warner, Inc. 4.700%, 01/15/21	450,000	477,759

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Time Warner, Inc. 4.750%, 03/29/21	300,000	$319,912
7.625%, 04/15/31	826,000	1,045,358
Viacom, Inc. 3.250%, 03/15/23	222,000	205,620
3.875%, 12/15/21	380,000	377,661
6.875%, 04/30/36	348,000	401,913

		21,490,218

Mining—0.2%
BHP Billiton Finance USA, Ltd. 2.050%, 09/30/18	437,000	436,946
2.875%, 02/24/22	200,000	191,264
5.000%, 09/30/43	414,000	420,931
Freeport-McMoRan Copper & Gold, Inc. 3.100%, 03/15/20	943,000	916,155
3.550%, 03/01/22	650,000	617,760
3.875%, 03/15/23	100,000	94,565
5.450%, 03/15/43	62,000	59,336
Placer Dome, Inc. 6.450%, 10/15/35	700,000	646,926
Rio Tinto Finance USA plc 2.250%, 12/14/18	1,200,000	1,194,079
Teck Resources, Ltd. 4.500%, 01/15/21	680,000	685,057

		5,263,019

Miscellaneous Manufacturing—0.2%
Eaton Corp. 6.950%, 03/20/19	282,000	335,585
General Electric Co. 5.250%, 12/06/17	1,250,000	1,414,927
Ingersoll-Rand Global Holding Co., Ltd. 2.875%, 01/15/19 (144A)	400,000	394,251
Siemens Financieringsmaatschappij NV 5.750%, 10/17/16 (144A)	820,000	923,981
6.125%, 08/17/26 (144A)	800,000	923,144
Tyco International Finance S.A. 8.500%, 01/15/19	734,000	900,351
Tyco International, Ltd./Tyco International Finance S.A. 7.000%, 12/15/19	160,000	188,560

		5,080,799

Multi-National—0.1%
African Development Bank 8.800%, 09/01/19	1,275,000	1,646,108

Office/Business Equipment—0.0%
Xerox Corp. 6.750%, 02/01/17	800,000	908,598

Oil & Gas—1.4%
Anadarko Finance Co. 7.500%, 05/01/31	805,000	978,726

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Anadarko Holding Co. 7.150%, 05/15/28	949,000	$1,100,383
Anadarko Petroleum Corp. 8.700%, 03/15/19	1,000,000	1,266,072
Apache Corp. 3.625%, 02/01/21	870,000	895,698
5.100%, 09/01/40	150,000	152,299
BP Capital Markets plc 1.375%, 11/06/17	500,000	492,398
1.375%, 05/10/18	518,000	502,744
2.241%, 09/26/18	1,020,000	1,022,944
3.561%, 11/01/21	800,000	806,251
4.500%, 10/01/20	675,000	729,280
Canadian Natural Resources, Ltd. 6.250%, 03/15/38	200,000	224,106
Cenovus Energy, Inc. 3.000%, 08/15/22	310,000	290,699
6.750%, 11/15/39	600,000	703,273
Chevron Corp. 2.427%, 06/24/20	686,000	667,519
3.191%, 06/24/23	425,000	407,979
CNOOC Finance 2013, Ltd. 1.125%, 05/09/16	400,000	398,526
3.000%, 05/09/23	848,000	757,419
ConocoPhillips Holding Co. 6.950%, 04/15/29	700,000	885,764
Devon Energy Corp. 4.000%, 07/15/21	300,000	305,213
Devon Financing Corp. LLC 7.875%, 09/30/31	886,000	1,139,575
EOG Resources, Inc. 4.100%, 02/01/21	880,000	919,244
Marathon Oil Corp. 6.600%, 10/01/37	200,000	239,612
Nabors Industries, Inc. 4.625%, 09/15/21	1,670,000	1,671,957
Noble Holding International, Ltd. 5.250%, 03/15/42	600,000	575,689
Occidental Petroleum Corp. 4.100%, 02/01/21	1,120,000	1,175,704
Petro-Canada 5.950%, 05/15/35	210,000	227,461
9.250%, 10/15/21	243,000	317,205
Petrobras Global Finance B.V. 4.375%, 05/20/23	873,000	777,749
Petrobras International Finance Co. 6.750%, 01/27/41	150,000	139,565
7.875%, 03/15/19	500,000	566,371
Shell International Finance B.V. 3.400%, 08/12/23	420,000	409,355
4.300%, 09/22/19	800,000	876,895
6.375%, 12/15/38	600,000	745,193
Sinopec Group Overseas Development 2013, Ltd. 4.375%, 10/17/23 (144A)	1,246,000	1,223,472

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Statoil ASA 1.150%, 05/15/18	389,000	$375,776
2.650%, 01/15/24	393,000	354,487
2.900%, 11/08/20	196,000	194,718
6.700%, 01/15/18	180,000	211,965
7.250%, 09/23/27	1,040,000	1,348,373
Suncor Energy, Inc. 5.950%, 12/01/34	268,000	291,811
6.100%, 06/01/18	1,070,000	1,236,875
Talisman Energy, Inc. 7.750%, 06/01/19	800,000	958,133
Tosco Corp. 7.800%, 01/01/27	700,000	920,870
Total Capital Canada, Ltd. 0.624%, 01/15/16 (b)	154,000	154,814
Total Capital International S.A. 2.875%, 02/17/22	815,000	775,029
3.700%, 01/15/24	654,000	646,658
Transocean, Inc. 2.500%, 10/15/17	700,000	707,416
6.500%, 11/15/20	480,000	548,131

		32,317,396

Oil & Gas Services—0.2%
Cameron International Corp. 4.000%, 12/15/23	203,000	200,604
Halliburton Co. 6.750%, 02/01/27	650,000	776,529
7.450%, 09/15/39	200,000	269,185
8.750%, 02/15/21	350,000	453,172
Schlumberger Investment S.A. 3.650%, 12/01/23	614,000	608,654
Schlumberger Oilfield UK plc 4.200%, 01/15/21 (144A)	600,000	634,192
Weatherford International, Ltd. 9.625%, 03/01/19	1,298,000	1,667,754

		4,610,090

Pharmaceuticals—0.1%
Actavis, Inc. 3.250%, 10/01/22	172,000	160,428
Medco Health Solutions, Inc. 4.125%, 09/15/20	800,000	828,352
Merck & Co., Inc. 2.800%, 05/18/23	625,000	578,615
Pfizer, Inc. 3.000%, 06/15/23	1,100,000	1,033,528
Sanofi 1.250%, 04/10/18	157,000	152,857
Zoetis, Inc. 1.875%, 02/01/18	93,000	92,236
4.700%, 02/01/43	26,000	24,301

		2,870,317

Pipelines—0.4%
ANR Pipeline Co. 7.375%, 02/15/24	226,000	273,105
Magellan Midstream Partners L.P. 4.250%, 02/01/21	492,000	509,454
5.150%, 10/15/43	401,000	395,261
6.400%, 07/15/18	1,420,000	1,666,848
Spectra Energy Capital LLC 3.300%, 03/15/23	308,000	272,770
5.650%, 03/01/20	2,200,000	2,395,637
6.750%, 07/15/18	218,000	250,155
8.000%, 10/01/19	1,000,000	1,191,163
TransCanada PipeLines, Ltd. 0.750%, 01/15/16	350,000	349,124
3.800%, 10/01/20	500,000	517,566
7.125%, 01/15/19	490,000	592,268
7.250%, 08/15/38	200,000	253,432

		8,666,783

Real Estate—0.1%
WCI Finance LLC/WEA Finance LLC 5.700%, 10/01/16 (144A)	1,060,000	1,183,354
WEA Finance, LLC 6.750%, 09/02/19 (144A)	390,000	463,712

		1,647,066

Real Estate Investment Trusts—0.4%
American Tower Corp. 3.500%, 01/31/23	790,000	720,279
Boston Properties L.P. 3.700%, 11/15/18	800,000	843,901
5.875%, 10/15/19	500,000	574,171
CommonWealth REIT 5.875%, 09/15/20	100,000	102,882
6.250%, 06/15/17	840,000	900,931
Duke Realty L.P. 3.875%, 02/15/21	378,000	372,933
6.750%, 03/15/20	584,000	674,637
8.250%, 08/15/19	170,000	210,488
ERP Operating L.P. 4.625%, 12/15/21	250,000	263,564
4.750%, 07/15/20	450,000	485,168
HCP, Inc. 2.625%, 02/01/20	1,100,000	1,048,508
4.250%, 11/15/23	346,000	338,456
5.375%, 02/01/21	800,000	870,862
Health Care REIT, Inc. 4.500%, 01/15/24	1,024,000	1,011,044
ProLogis L.P. 4.250%, 08/15/23	114,000	112,615
6.875%, 03/15/20	325,000	382,789
Simon Property Group L.P. 5.650%, 02/01/20	1,185,000	1,347,318

		10,260,546

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—0.3%
Advance Auto Parts, Inc. 4.500%, 01/15/22	1,001,000	$1,015,757
CVS Caremark Corp. 4.000%, 12/05/23	429,000	428,092
5.300%, 12/05/43	303,000	313,351
CVS Pass-Through Trust 6.204%, 10/10/25(144A)	889,087	975,740
Home Depot, Inc. (The) 3.750%, 02/15/24	586,000	583,266
3.950%, 09/15/20	350,000	373,413
4.400%, 04/01/21	350,000	377,991
Lowe’s Cos., Inc. 3.120%, 04/15/22	900,000	872,673
Macy’s Retail Holdings, Inc. 4.375%, 09/01/23	154,000	154,580
6.375%, 03/15/37	300,000	334,781
Wal-Mart Stores, Inc. 1.125%, 04/11/18	541,000	525,040

		5,954,684

Software—0.2%
Intuit, Inc. 5.750%, 03/15/17	267,000	298,529
Microsoft Corp. 2.375%, 05/01/23	540,000	488,540
3.000%, 10/01/20	750,000	764,431
3.625%, 12/15/23	711,000	712,111
Oracle Corp. 2.375%, 01/15/19	455,000	459,073
2.500%, 10/15/22	2,410,000	2,207,406
5.750%, 04/15/18	400,000	462,227
6.500%, 04/15/38	300,000	365,506

		5,757,823

Telecommunications—1.1%
America Movil S.A.B. de C.V. 1.244%, 09/12/16 (b)	1,700,000	1,717,636
5.000%, 10/16/19	1,000,000	1,092,500
AT&T, Inc. 3.000%, 02/15/22	2,000,000	1,884,308
5.625%, 06/15/16	388,000	428,190
6.300%, 01/15/38	200,000	221,050
6.450%, 06/15/34	500,000	561,513
BellSouth Corp. 5.200%, 12/15/16	200,000	221,064
British Telecommunications plc 1.625%, 06/28/16	308,000	310,714
Cellco Partnership / Verizon Wireless Capital LLC 8.500%, 11/15/18	1,360,000	1,721,941
Cisco Systems, Inc. 5.900%, 02/15/39	900,000	1,000,599
Crown Castle Towers, LLC 6.113%, 01/15/20 (144A)	1,000,000	1,121,331
Deutsche Telekom International Finance B.V. 2.250%, 03/06/17 (144A)	400,000	405,698
8.750%, 06/15/30	500,000	705,392

Telecommunications—(Continued)
Embarq Corp. 7.082%, 06/01/16	747,000	834,697
GTE Corp. 6.840%, 04/15/18	950,000	1,106,518
Orange S.A. 8.750%, 03/01/31	400,000	552,270
Qwest Corp. 6.875%, 09/15/33	690,000	662,400
Rogers Communications, Inc. 4.100%, 10/01/23	736,000	737,386
5.450%, 10/01/43	482,000	494,559
8.750%, 05/01/32	940,000	1,218,658
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	210,000	213,868
5.877%, 07/15/19	540,000	602,155
6.421%, 06/20/16	500,000	557,175
Verizon Communications, Inc. 2.500%, 09/15/16	255,000	263,679
4.500%, 09/15/20	1,068,000	1,143,364
4.600%, 04/01/21	1,500,000	1,584,463
6.400%, 09/15/33	1,082,000	1,244,431
7.750%, 12/01/30	800,000	1,021,795
Verizon New England, Inc. 7.875%, 11/15/29	1,000,000	1,173,667
Verizon Pennsylvania LLC 6.000%, 12/01/28	260,000	256,068
8.750%, 08/15/31	1,300,000	1,606,394
Vodafone Group plc 1.500%, 02/19/18	300,000	292,496

		26,957,979

Transportation—0.4%
Burlington Northern Santa Fe LLC 3.000%, 03/15/23	240,000	223,503
3.850%, 09/01/23	700,000	688,548
7.950%, 08/15/30	1,185,000	1,545,332
Burlington Northern, Inc. 8.750%, 02/25/22	812,000	1,054,378
Canadian Pacific Railway Co. 6.500%, 05/15/18	680,000	792,564
7.125%, 10/15/31	872,000	1,048,649
CSX Corp. 6.000%, 10/01/36	300,000	328,592
7.900%, 05/01/17	1,000,000	1,194,844
Norfolk Southern Corp. 3.850%, 01/15/24	1,079,000	1,059,857
Ryder System, Inc. 3.500%, 06/01/17	485,000	507,459

		8,443,726

Trucking & Leasing—0.0%
Penske Truck Leasing Co. L.P./PTL Finance Corp. 2.875%, 07/17/18 (144A)	80,000	80,471

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Water—0.1%
American Water Capital Corp. 3.850%, 03/01/24	1,130,000	$1,116,369

Total Corporate Bonds & Notes (Cost $441,653,462)		424,124,182

Asset-Backed Securities—6.4%

Asset-Backed - Automobile—3.1%
Ally Auto Receivables Trust 0.630%, 05/15/17	1,318,182	1,318,539
0.720%, 05/20/16	2,500,000	2,501,260
0.790%, 01/15/18	1,435,000	1,433,694
1.240%, 11/15/18	405,000	402,651
American Credit Acceptance Receivables Trust 1.320%, 02/15/17 (144A)	1,322,687	1,323,001
1.450%, 04/16/18 (144A)	1,665,842	1,664,200
4.130%, 06/15/15 (144A)	503,558	504,244
AmeriCredit Automobile Receivables Trust 0.490%, 06/08/16	554,491	554,250
0.610%, 10/10/17	185,000	184,674
0.740%, 11/08/16	6,108,000	6,113,955
0.900%, 09/10/18	393,220	393,081
0.910%, 10/08/15	107,186	107,193
1.170%, 05/09/16	379,598	380,121
BMW Vehicle Lease Trust 0.400%, 01/20/15	660,434	660,322
0.540%, 09/21/15	381,000	381,121
BMW Vehicle Owner Trust 0.670%, 11/27/17	678,000	678,628
Capital Auto Receivables Asset Trust 0.597%, 11/20/15 (b)	2,500,000	2,501,377
0.620%, 07/20/16	990,000	989,819
Carfinance Capital Auto Trust 1.650%, 07/17/17 (144A)	1,095,006	1,092,588
1.750%, 11/15/17 (144A)	672,447	672,429
2.750%, 11/15/18 (144A)	667,000	658,953
CarMax Auto Owner Trust 0.600%, 10/16/17	453,000	452,767
0.800%, 07/16/18	615,000	614,078
1.280%, 05/15/19	275,000	273,127
CarNow Auto Receivables Trust 1.160%, 10/16/17 (144A)	1,672,519	1,671,707
1.970%, 11/15/17 (144A)	668,000	668,334
CPS Auto Receivables Trust 1.310%, 06/15/20 (144A)	1,330,788	1,309,637
1.640%, 04/16/18 (144A)	2,596,320	2,598,106
1.820%, 09/15/20 (144A)	1,986,908	1,971,615
CPS Auto Trust 1.540%, 07/16/18 (144A)	3,156,000	3,153,381
DT Auto Owner Trust 1.780%, 06/15/17 (144A)	1,625,000	1,626,867
Exeter Automobile Receivables Trust 1.290%, 10/16/17 (144A)	1,447,918	1,450,636
1.490%, 11/15/17 (144A)	1,973,507	1,980,631

Asset-Backed - Automobile—(Continued)
Fifth Third Auto Trust 0.450%, 01/15/16	1,462,264	1,461,895
0.880%, 10/16/17	1,745,000	1,749,956
First Investors Auto Owner Trust 0.900%, 10/15/18 (144A)	369,692	369,859
Flagship Credit Auto Trust 1.320%, 04/16/18 (144A)	2,804,451	2,799,866
1.940%, 01/15/19 (144A)	2,371,352	2,371,155
Ford Credit Auto Lease Trust 0.760%, 09/15/16	1,007,000	1,008,377
0.960%, 10/15/16	500,000	499,936
Harley Davidson Motorcycle Trust 0.650%, 07/16/18	1,427,000	1,424,580
Honda Auto Receivables Owner Trust 0.350%, 06/22/15	481,580	481,580
0.370%, 10/16/15	3,000,000	3,000,252
0.530%, 02/16/17	1,404,000	1,403,544
0.690%, 09/18/17	1,527,000	1,528,188
1.040%, 02/18/20	700,000	698,200
Hyundai Auto Receivables Trust 0.400%, 12/15/15	487,575	487,601
0.560%, 07/17/17	423,000	423,027
0.750%, 09/17/18	600,000	596,311
Mercedes-Benz Auto Lease Trust 0.490%, 06/15/15	2,871,000	2,871,500
Nissan Auto Lease Trust 0.750%, 06/15/16	508,784	508,839
Nissan Auto Receivables Owner Trust 0.370%, 09/15/15	503,744	503,808
Santander Drive Auto Receivables Trust 0.480%, 02/16/16	203,377	203,369
2.350%, 11/16/15	1,187,664	1,193,055
3.010%, 04/16/18	2,000,000	2,058,222
SNAAC Auto Receivables Trust 1.140%, 07/16/18 (144A)	798,678	798,034
Toyota Auto Receivables Owner Trust 0.550%, 01/17/17	732,000	731,980
World Omni Auto Receivables Trust 0.830%, 08/15/18	873,000	872,719
1.320%, 01/15/20	476,000	472,718

		72,805,557

Asset-Backed - Credit Card—0.0%
Discover Card Execution Note Trust 1.040%, 04/15/19	1,080,000	1,078,982

Asset-Backed - Home Equity—0.0%
Asset Backed Securities Corp. Home Equity Loan Trust 0.915%, 02/25/35 (b)	530,000	496,226

Asset-Backed - Other—3.2%
Axis Equipment Finance Receivables II LLC 1.750%, 03/20/17 (144A)	1,774,789	1,783,689

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Bayview Opportunity Master Fund IIa Trust 3.228%, 03/28/33 (144A) (b)	1,234,733	$1,232,942
Conix Mortgage Asset Trust 4.704%, 12/25/47 (144A) (b) (e)	1,522,737	1,504,417
Ford Credit Floorplan Master Owner Trust 0.547%, 01/15/18 (b)	725,000	725,895
Fortress Opportunities Residential Transaction 3.960%, 10/25/33 (144A) (e)	1,244,409	1,256,790
4.210%, 10/25/18 (144A) (e)	594,847	595,010
GMAT Trust 3.967%, 11/25/43 (144A) (b)	1,644,022	1,642,127
HLSS Servicer Advance Receivables Backed Notes 0.898%, 01/15/44 (144A)	964,000	964,000
1.147%, 05/16/44 (144A)	1,495,000	1,487,226
1.183%, 08/15/44 (144A)	2,148,000	2,145,423
1.287%, 09/15/44 (144A)	2,000,000	1,998,800
1.495%, 01/16/46 (144A)	748,000	745,232
1.744%, 01/16/46 (144A)	174,000	174,226
1.843%, 05/16/44 (144A)	2,000,000	1,995,400
1.981%, 11/15/46 (144A)	1,783,000	1,779,969
John Deere Owner Trust 0.410%, 09/15/15	1,936,888	1,936,699
0.600%, 03/15/17	2,000,000	2,000,900
Kondaur Mortgage Asset Trust LLC 4.458%, 08/25/52 (144A) (b)	2,622,262	2,767,299
LV Tower 52 Issuer LLC 5.500%, 06/15/18 (e)	2,170,264	2,170,581
7.500%, 06/15/18 (e)	1,156,469	1,156,469
Nationstar Agency Advance Funding Trust 0.997%, 02/15/45 (144A)	253,000	251,657
1.892%, 02/18/48 (144A)	115,000	112,080
Nationstar Mortgage Advance Receivable Trust 1.679%, 06/20/46 (144A)	2,000,000	1,996,960
Navitas Equipment Receivables LLC 1.950%, 11/15/16 (144A)	938,561	938,247
Normandy Mortgage Loan Co. LLC 4.949%, 09/16/43 (144A)	5,976,634	5,976,634
NYMT Residential LLC 4.850%, 09/25/18 (e)	2,429,000	2,429,000
Progreso Receivables Funding I LLC 4.000%, 07/09/18 (144A)	1,000,000	995,000
RBSHD Trust 4.685%, 10/25/47 (144A) (e)	3,000,000	3,012,717
Real Estate Asset Trust 3.230%, 05/25/52 (144A) (e)	978,616	978,616
3.819%, 07/25/43 (144A) (e)	946,550	951,283
SpringCastle America Funding LLC 3.750%, 04/03/21 (144A)	3,012,790	3,018,451
Springleaf Funding Trust 2.580%, 09/15/21 (144A)	5,650,000	5,641,779
3.920%, 01/16/23 (144A)	2,500,000	2,537,500
4.820%, 01/16/23 (144A)	2,000,000	1,950,000
Stanwich Mortgage Loan Co. LLC 3.228%, 04/16/59 (144A)	2,553,917	2,515,378

Asset-Backed - Other—(Continued)
Stanwich Mortgage Loan Trust 2.981%, 02/16/43 (144A)	649,536	655,814
Vericrest Opportunity Loan Transferee 3.625%, 11/25/53 (144A) (b)	2,660,000	2,650,025
3.625%, 03/25/54 (144A)	3,200,000	3,186,144
3.625%, 04/25/55 (144A)	2,181,164	2,172,797
3.960%, 11/25/53 (b)	832,713	832,973
4.250%, 04/25/53 (144A)	1,787,265	1,785,126
Westgate Resorts LLC 2.250%, 08/20/25 (144A)	1,583,901	1,585,881

		76,237,156

Asset-Backed - Student Loan—0.1%
Academic Loan Funding Trust 0.965%, 12/26/44 (144A) (b)	2,500,000	2,481,307

Total Asset-Backed Securities (Cost $153,038,689)		153,099,228

Mortgage-Backed Securities—6.4%

Collateralized Mortgage Obligations—3.6%
AJAX Mortgage Loan Trust 3.500%, 02/25/51 (144A) (e)	3,139,419	3,162,613
4.500%, 03/25/35 (144A) (e)	1,480,419	1,475,560
American Tower Trust I 1.551%, 03/15/43 (144A)	695,000	678,306
Bear Stearns ALT-A Trust 0.805%, 07/25/34 (b)	3,165,357	3,002,575
CAM Mortgage Trust 3.967%, 11/25/57 (144A) (e)	841,308	837,628
Countrywide Alternative Loan Trust 0.505%, 08/25/34 (b)	2,427,600	2,366,429
FDIC Trust 4.500%, 10/25/18 (144A)	484,823	490,132
Global Mortgage Securitization, Ltd. 0.487%, 11/25/32 (144A) (b)	2,498,262	2,338,933
HarborView Mortgage Loan Trust 2.590%, 05/19/34 (b)	2,408,778	2,357,986
Homeowner Assistance Program Reverse Mortgage Loan Trust 4.000%, 05/26/53 (144A) (e)	4,296,428	4,194,602
JP Morgan Mortgage Trust 2.734%, 08/25/34 (b)	552,879	551,526
MASTR Asset Securitization Trust 5.500%, 12/25/33	1,893,789	1,979,735
Merrill Lynch Mortgage Investors Trust 0.625%, 04/25/29 (b)	1,507,844	1,413,310
0.665%, 05/25/29 (b)	3,055,442	2,962,563
0.785%, 10/25/28 (b)	1,584,981	1,533,048
0.805%, 10/25/28 (b)	2,715,860	2,684,918
1.027%, 01/25/29 (b)	2,027,429	1,995,090
Sequoia Mortgage Trust 0.467%, 12/20/34 (b)	3,272,246	3,171,808
0.507%, 10/20/34 (b)	3,504,555	3,256,969
0.807%, 01/20/34 (b)	1,904,164	1,854,248
0.827%, 07/20/33 (b)	2,032,806	1,976,227
0.927%, 04/20/33 (b)	1,941,517	1,903,420

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Springleaf Mortgage Loan Trust 1.270%, 06/25/58 (144A) (b)	2,886,771	$2,879,525
1.780%, 12/25/65 (144A) (b)	5,506,907	5,491,444
1.870%, 09/25/57 (144A) (b)	1,761,535	1,761,365
2.310%, 06/25/58 (144A) (b)	1,240,000	1,199,602
3.140%, 06/25/58 (144A) (b)	792,000	770,180
3.520%, 12/25/65 (144A) (b)	2,177,000	2,140,866
3.790%, 09/25/57 (144A) (b)	1,274,000	1,273,776
3.790%, 06/25/58 (144A) (b)	603,000	573,101
4.480%, 12/25/65 (144A) (b)	3,000,000	2,954,448
6.000%, 10/25/57 (144A) (b)	350,000	367,130
Station Place Securitization Trust 1.870%, 02/25/15 (b)	1,000,000	1,000,000
Structured Asset Mortgage Investments II Trust 0.866%, 01/19/34 (b)	2,972,158	2,890,762
0.866%, 03/19/34 (b)	3,212,781	3,152,988
Structured Asset Mortgage Investments Trust 1.066%, 05/19/33 (b)	3,169,703	3,025,101
Structured Asset Securities Corp. Mortgage Loan Trust 0.765%, 10/25/27 (b)	763,584	754,668
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 2.489%, 11/25/33 (b)	1,833,594	1,818,766
Thornburg Mortgage Securities Trust 1.981%, 12/25/44 (b)	2,684,223	2,661,279
Vericrest Opportunity Loan Transferee 3.105%, 11/25/50 (144A) (b)	718,988	724,163
Wells Fargo Commercial Mortgage Trust 2.710%, 03/18/28 (144A) (b)	1,000,000	966,048
Wells Fargo Mortgage Loan Trust 2.847%, 08/27/37 (144A) (b)	2,004,505	2,014,337

		84,607,175

Commercial Mortgage-Backed Securities—2.8%
A10 Securitization LLC 2.400%, 11/15/25 (144A)	1,415,000	1,410,267
A10 Term Asset Financing LLC 2.620%, 11/15/27 (144A)	2,861,000	2,847,530
4.380%, 11/15/27 (144A)	425,000	420,425
Banc of America Commercial Mortgage Trust 5.633%, 04/10/49 (b)	1,000,000	1,111,398
5.889%, 07/10/44 (b)	1,655,716	1,801,182
BB-UBS Trust 2.892%, 06/05/30 (144A)	1,250,000	1,177,500
3.430%, 11/05/36 (144A)	2,950,000	2,703,817
Bear Stearns Commercial Mortgage Securities Trust 0.830%, 06/11/50 (144A) (b)	1,500,000	1,460,746
Citigroup Commercial Mortgage Trust 2.110%, 01/12/18	578,665	580,101
Commercial Mortgage Pass-Through Certificates 0.220%, 07/10/45 (144A) (b) (c)	120,000,000	2,126,448
2.365%, 02/10/29 (144A)	2,789,132	2,853,712
3.612%, 06/10/46 (b)	2,934,000	2,893,255
4.353%, 08/10/30 (144A)	3,000,000	3,044,430

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Trust 2.987%, 04/12/35 (144A)	1,871,000	1,723,234
DBRR Trust 0.853%, 02/25/45 (144A) (b)	1,251,933	1,245,441
1.636%, 12/18/49 (144A) (b)	2,833,862	2,838,291
GS Mortgage Securities Corp. II 2.318%, 01/10/30 (144A)	733,000	733,300
2.706%, 12/10/27 (144A)	298,272	293,251
GS Mortgage Securities Corp. Trust 3.551%, 04/10/34 (144A)	3,000,000	2,949,642
JP Morgan Chase Commercial Mortgage Securities Trust 5.716%, 02/15/51	3,000,000	3,292,308
KGS-Alpha SBA COOF Trust 0.601%, 05/25/39 (144A) (b) (c)	13,291,518	319,827
1.796%, 03/25/39	12,224,001	712,430
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	700,335
LB-UBS Commercial Mortgage Trust 5.430%, 02/15/40	1,243,397	1,369,734
Morgan Stanley Re-REMIC Trust 0.250%, 07/27/49 (144A)	1,500,000	1,237,500
2.000%, 07/27/49 (144A)	1,901,415	1,916,627
N-Star Real Estate CDO, Ltd. 2.015%, 08/25/29 (144A) (b)	3,037,000	3,036,818
5.165%, 08/25/29 (144A) (b)	880,000	874,225
NCUA Guaranteed Notes Trust 2.650%, 10/29/20	3,668,629	3,768,911
2.900%, 10/29/20	5,000,000	5,164,795
ORES NPL LLC 3.081%, 09/25/25 (144A)	2,817,523	2,817,695
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	486,425
UBS-BAMLL Trust 3.663%, 06/10/30 (144A)	578,000	549,134
UBS-Barclays Commercial Mortgage Trust 3.244%, 04/10/46	2,228,000	2,131,187
VFC LLC 3.130%, 03/20/26 (144A)	1,188,319	1,195,351
VNO Mortgage Trust 2.996%, 11/15/30 (144A)	1,400,000	1,305,444
3.808%, 12/13/29 (144A)	2,500,000	2,555,797

		67,648,513

Total Mortgage-Backed Securities (Cost $153,183,250)		152,255,688

Foreign Government—0.6%

Provincial—0.1%
Province of Ontario 1.650%, 09/27/19	1,000,000	959,800

Sovereign—0.5%
Brazilian Government International Bond 4.250%, 01/07/25	601,000	572,452

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Israel Government AID Bond Zero Coupon, 08/15/20	1,500,000	$1,247,922
Zero Coupon, 02/15/22	3,000,000	2,295,201
Zero Coupon, 11/01/22	8,000,000	5,877,336
Mexico Government International Bond 4.000%, 10/02/23	1,374,000	1,360,260
5.750%, 10/12/10	500,000	462,500
South Africa Government International Bond 5.875%, 09/16/25	384,000	399,360

		12,215,031

Total Foreign Government (Cost $14,384,180)		13,174,831

Short-Term Investment—2.9%

Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $70,212,000 on 01/02/14, collateralized by $65,000,000 U.S. Government Agency obligations with rates ranging from 0.625% - 3.625%, maturity dates ranging from 01/09/14 - 02/15/20 with a value of $71,616,790.	70,212,000	70,212,000

Total Short-Term Investment (Cost $70,212,000)		70,212,000

Total Investments—99.5% (Cost $2,462,596,094) (f)		2,371,391,030
Other assets and liabilities (net)—0.5%		10,802,937

Net Assets—100.0%		$2,382,193,967

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal only security.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $23,725,286, which is 1.0% of net assets. See details shown in the Restricted Securities table that follows.
(f)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $2,472,229,344. The aggregate unrealized appreciation and depreciation of investments were $2,994,616 and $(103,832,930), respectively, resulting in net unrealized depreciation of $(100,838,314) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $244,555,675, which is 10.3% of net assets.
(ACES)—	Alternative Credit Enhancement Securities.
(ARM)—	Adjustable-Rate Mortgage
(CDO)—	Collateralized Debt Obligation
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
AJAX Mortgage Loan Trust Series 2013-A Class A	01/28/13	$451,175	$448,167	$446,161
AJAX Mortgage Loan Trust Series 2013-B Class A	03/20/13	2,688,244	2,679,630	2,716,452
AJAX Mortgage Loan Trust Series 2013-C Class A	11/15/13	1,480,419	1,474,422	1,475,560
CAM Mortgage Trust Series 2013-1 Class A	04/25/13	841,308	840,886	837,628
Conix Mortgage Asset Trust Series 2013-1 Class A	05/16/13	1,522,737	1,522,737	1,504,417
Fortress Opportunities Residential Transaction Series 2013-1A Class A1N	12/19/13	1,244,409	1,244,284	1,256,790
Fortress Opportunities Residential Transaction Series 2013-1A Class AR	11/08/13	594,847	594,809	595,010
Homeowner Assistance Program Reverse Mortgage Loan Trust Series 2013-RM1 Class A	05/03/13	4,296,428	4,235,394	4,194,602
LV Tower 52 Issuer LLC Series 2013-1 Class A	10/09/13	2,170,264	2,170,264	2,170,581
LV Tower 52 Issuer LLC Series 2013-1 Class M	06/19/13	1,156,469	1,155,269	1,156,469
NYMT Residential LLC	09/18/13	2,429,000	2,429,000	2,429,000
RBSHD Trust Series 2013-1A Class A	09/27/13	3,000,000	3,000,000	3,012,717
Real Estate Asset Trust	07/16/13	946,550	946,550	951,283
Real Estate Asset Trust Series 2013-1A Class A1	04/01/13	978,616	978,616	978,616

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,558,525,101	$—	$1,558,525,101
Total Corporate Bonds & Notes*	—	424,124,182	—	424,124,182
Total Asset-Backed Securities*	—	153,099,228	—	153,099,228
Total Mortgage-Backed Securities*	—	152,255,688	—	152,255,688
Total Foreign Government*	—	13,174,831	—	13,174,831
Total Short-Term Investment*	—	70,212,000	—	70,212,000
Total Investments	$—	$2,371,391,030	$—	$2,371,391,030

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$2,371,391,030
Cash	836
Receivable for:
Fund shares sold	634,846
Principal paydowns	275,545
Interest	11,245,998
Prepaid expenses	5,994

Total Assets	2,383,554,249
Liabilities
Payables for:
Fund shares redeemed	243,314
Accrued Expenses:
Management fees	847,931
Distribution and service fees	93,826
Deferred trustees’ fees	53,884
Other expenses	121,327

Total Liabilities	1,360,282

Net Assets	$2,382,193,967

Net assets consist of:
Paid in surplus	$2,428,839,578
Undistributed net investment income	40,864,746
Accumulated net realized gain	3,694,707
Unrealized depreciation on investments	(91,205,064)

Net Assets	$2,382,193,967

Net Assets
Class A	$1,942,590,461
Class B (b)	439,603,506
Capital Shares Outstanding*
Class A	191,088,453
Class B (b)	43,329,086
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.17
Class B (b)	10.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,462,596,094.
(b)	On January 7, 2013, Class C shares were converted into Class B shares.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Interest (a)	$37,087,719

Total investment income	37,087,719
Expenses
Management fees	10,063,669
Administration fees	44,088
Custodian and accounting fees	189,577
Distribution and service fees—Class B	1,135,655
Distribution and service fees—Class C (b)	43,394
Audit and tax services	64,903
Legal	43,890
Trustees’ fees and expenses	30,453
Shareholder reporting	75,503
Insurance	10,571
Miscellaneous	8,129

Total expenses	11,709,832
Less management fee waiver	(2,378,685)

Net expenses	9,331,147

Net Investment Income	27,756,572

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,366,265)
Affiliated investments	21,476,164
Swap contracts	230,261

Net realized gain	17,340,160

Net change in unrealized depreciation on:
Investments	(91,205,064)
Affiliated investments	(22,755,068)

Net change in unrealized depreciation	(113,960,132)

Net realized and unrealized loss	(96,619,972)

Net Decrease in Net Assets From Operations	$(68,863,400)

(a)	Net of foreign withholding taxes of $281.
(b)	On January 7, 2013, Class C shares were converted into Class B shares.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$27,756,572	$10,190,751
Net realized gain	17,340,160	9,274,560
Net change in unrealized appreciation (depreciation)	(113,960,132)	4,148,384

Increase (decrease) in net assets from operations	(68,863,400)	23,613,695

From Distributions to Shareholders
Net investment income
Class A	(9,092,406)	0
Class B	(1,276,261)	0
Class C (a)	0	(12,499,181)
Net realized capital gains
Class A	(7,273,925)	0
Class B	(2,005,553)	0
Class C (a)	0	(2,428,856)

Total distributions	(19,648,145)	(14,928,037)

Increase in net assets from capital share transactions	1,989,814,811	122,001

Total Increase in Net Assets	1,901,303,266	8,807,659

Net Assets
Beginning of period	480,890,701	472,083,042

End of period	$2,382,193,967	$480,890,701

Undistributed net investment income
End of period	$40,864,746	$10,165,679

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A (b)
Sales	191,161,299	$2,013,338,110	0	$0
Reinvestments	1,551,311	16,366,331	0	0
Redemptions	(1,624,157)	(16,628,530)	0	0

Net increase	191,088,453	$2,013,075,911	0	$0

Class B (a)
Sales	5,575,652	$57,544,307	0	$0
Shares converted from Class C	45,595,758	479,416,762	0	0
Reinvestments	311,073	3,281,814	0	0
Redemptions	(8,153,397)	(83,938,129)	0	0

Net increase	43,329,086	$456,304,754	0	$0

Class C (a)
Sales	44,995	$473,335	7,320,568	$76,505,581
Shares converted into Class B	(45,595,758)	(479,416,762)	0	0
Reinvestments	0	0	1,457,816	14,928,037
Redemptions	(59,186)	(622,427)	(8,742,410)	(91,311,617)

Net increase (decrease)	(45,609,949)	$(479,565,854)	35,974	$122,001

Increase derived from capital shares transactions		$1,989,814,811		$122,001

(a)	On January 7, 2013, Class C shares were converted into Class B shares.
(b)	Commencement of operations was February 28, 2013.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013(a)
Net Asset Value, Beginning of Period	$10.56

Income (Loss) from Investment Operations
Net investment income (b)	0.12
Net realized and unrealized gain (loss) on investments	(0.41)

Total from investment operations	(0.29)

Less Distributions
Distributions from net investment income	(0.06)
Distributions from net realized capital gains	(0.04)

Total distributions	(0.10)

Net Asset Value, End of Period	$10.17

Total Return (%) (c)	(2.70	) (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	(e)
Ratio of net investment income to average net assets (%)	1.62	(e)
Portfolio turnover rate (%)	68
Net assets, end of period (in millions)	$1,942.6

	Class B
	Year Ended December 31,
	2013(g)	2012	2011		2010	2009
Net Asset Value, Beginning of Period	$10.54	$10.36	$10.01		$9.62	$8.58

Income (Loss) from Investment Operations
Net investment income (b)	0.12	0.22	0.29		0.33	0.41
Net realized and unrealized gain (loss) on investments	(0.44)	0.28	0.28		0.25	0.63

Total from investment operations	(0.32)	0.50	0.57		0.58	1.04

Less Distributions
Distributions from net investment income	(0.03)	(0.27)	(0.22)		(0.19)	(0.00	) (h)
Distributions from net realized capital gains	(0.04)	(0.05)	(0.00	) (i)	0.00	0.00

Total distributions	(0.07)	(0.32)	(0.22)		(0.19)	(0.00	) (h)

Net Asset Value, End of Period	$10.15	$10.54	$10.36		$10.01	$9.62

Total Return (%) (c)	(3.04)	4.92	5.79		6.10	12.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.59	0.59		0.65	0.69
Net ratio of expenses to average net assets (%) (f)	0.69	0.59	0.59		0.65	0.65
Ratio of net investment income to average net assets (%)	1.21	2.09	2.81		3.34	4.42
Portfolio turnover rate (%)	68	11	8		2	1
Net assets, end of period (in millions)	$439.6	$480.9	$472.1		$373.7	$191.4

(a)	Commencement of operations was February 28, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waiver (see Note 6 of the Notes to Financial Statements).
(g)	On January 7, 2013, Class C shares were converted into Class B shares. The financial information of Class B includes the financial information of Class C prior to the conversion.
(h)	Distributions from net investment income were less than $0.01.
(i)	Distributions from net realized capital gains were less than $0.01.

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Prior to January 7, 2013, the Portfolio sought to achieve its investment objective by investing all of its investable assets in a master fund, the Bond Fund (the “Master Fund”), a fund of the American Funds Insurance Series. On January 7, 2013, the Portfolio’s investment in the Master Fund was withdrawn and J.P. Morgan Investment Management Inc. was hired as the subadviser to the Portfolio, and the name of the Portfolio was changed from the American Funds Bond Portfolio to JPMorgan Core Bond Portfolio. Also on that date, Class C shares of the Portfolio were converted to Class B shares. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Class A commenced operations on February 28, 2013. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity

MIST-23

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

MIST-24

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions, premium amortization adjustments and paydown transactions.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $70,212,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from

MIST-25

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity. The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investments in Derivative Instruments

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated

MIST-26

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of

MIST-27

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Credit
Swap contracts	$230,261

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Swap contracts	22,500,000

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

MIST-28

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$3,012,218,802	$0	$1,130,214,740

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with J.P. Morgan Investment Management Inc. (“the Subadviser”), effective January 7, 2013, for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$10,063,669	0.550%	ALL

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	ALL

An identical agreement was in place for the period January 7, 2013 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

MIST-29

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Prior to the conversion of Class C Shares to Class B Shares on January 7, 2013, the annual rate was equal to 0.55% of average daily net assets. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013	Net Realized Gain/(Loss) on sales of Affiliated Investments	Income from Affiliated Investments
American Funds Bond Fund (Class 1)	42,622,682	4,572	(42,627,254)	—	$21,476,164	$—

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$10,368,667	$12,499,181	$9,279,478	$2,428,856	$19,648,145	$14,928,037

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$40,918,631	$13,327,955	$(100,838,314)	$—	$(46,591,728)

MIST-30

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-31

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Core Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JPMorgan Core Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodians and brokers; where replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Core Bond Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-32

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-33

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-34

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the JPMorgan Core Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the JPMorgan Core Bond Portfolio, the Sub-Advisory Agreement for this Portfolio went into effect on January 7, 2013 when J.P. Morgan Investment Management Inc. assumed the role of Sub-Adviser. The Board approved the Sub-Advisory Agreement at a Board meeting held on November 12-13, 2012, and the Agreement terminates on December 31, 2014. Therefore, the Board did not re-approve this Sub-Advisory Agreement at the Board meeting held on November 19-20, 2013. The Board, however, did approve the Portfolio’s Advisory Agreement at this November meeting, as explained in greater detail below.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-35

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other information relating specifically to the JPMorgan Core Bond Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2013. The Board further noted that, prior to January 7, 2013, the Portfolio operated as a feeder fund, that a Sub-Adviser assumed portfolio management responsibilities for the Portfolio on that date and that performance prior to that date represents that of a different adviser (i.e., the adviser of the master fund in which the Portfolio invested).

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the JPMorgan Core Bond Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the medians of the Expense Universe and Sub-advised Expense Universe. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the median of the Expense Group and equal to the medians of the Expense Universe and Sub-advised Expense Universe. The Board noted that the Portfolio’s contractual management fee was above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and

MIST-36

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the JPMorgan Core Bond Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-37

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of the Sub-Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust, MetLife Advisers, LLC (“MetLife Advisers”), J.P. Morgan Investment Management Inc. (“JPMIM”) or MetLife Investors Distribution Company (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment subadvisory agreement between MetLife Advisers, the investment adviser to the Trust, and JPMIM for the American Funds® Bond Portfolio (to be renamed the JPMorgan Core Bond Portfolio) (the “Portfolio”) (the “New Subadvisory Agreement”). Representatives of management informed the Board that, if approved by the Board, the New Subadvisory Agreement would become effective on January 7, 2013.

In considering the New Subadvisory Agreement, the Board reviewed a variety of materials provided by MetLife Advisers and JPMIM relating to the Portfolio and JPMIM, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by JPMIM under the New Subadvisory Agreement. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by JPMIM to the JPMorgan Global Active Allocation Portfolio (the “JPMIM Portfolio”), a series of the Trust managed by JPMIM. In considering the approval of the New Subadvisory Agreement, the Board took into account certain information and materials relating to JPMIM that the Board received and considered in connection with its recent approval of the subadvisory agreement of the JPMIM Portfolio between MetLife Advisers and JPMIM that occurred at the February 14-15, 2012 meeting. The consideration of the JPMIM Portfolio’s subadvisory agreement involved a lengthy process which included a presentation regarding the JPMIM Portfolio from JPMIM on January 20, 2012, during which representatives of MetLife Advisers and JPMIM responded to questions from the Independent Trustees.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Independent Trustees discussed the proposed approval of the New Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the New Subadvisory Agreement with JPMIM with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by JPMIM; (2) the performance of the Portfolio and a variable fund managed by JPMIM (“JPMIM Fund”), which is managed in substantially the same manner as the Portfolio would be managed, as compared to a peer group and an appropriate index; (3) JPMIM’s personnel and operations; (4) the financial condition of JPMIM; (5) the level and method of computing the Portfolio’s proposed subadvisory fee; (6) the anticipated profitability of JPMIM under the New Subadvisory Agreement; (7) any “fall-out” benefits that may accrue to JPMIM and its affiliates (i.e., ancillary benefits that may be realized by JPMIM or its affiliates from JPMIM’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by JPMIM to the Portfolio, the Board considered information provided to the Board by JPMIM, including JPMIM’s Form ADV, as well as information presented throughout the past year in connection with JPMIM’s management of the JPMIM Portfolio. The Board considered JPMIM’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed JPMIM’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of JPMIM’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, JPMIM’s compliance program and its disciplinary history. The Board noted JPMIM’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s Chief Compliance Officer and his staff would be conducting regular, periodic compliance reviews with JPMIM and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of JPMIM and procedures reasonably designed by JPMIM to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of JPMIM.

The Board considered JPMIM’s investment process and philosophy. The Board took into account that JPMIM’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed JPMIM’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also took into consideration that MetLife Advisers was recommending that the Portfolio withdraw its assets from the master fund in which it currently invests and instead invest directly in securities selected by JPMIM.

MIST-38

Met Investors Series Trust

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of the Sub-Advisory Agreement—(Continued)

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by JPMIM were satisfactory and that there was a reasonable basis on which to conclude that JPMIM would provide a high quality of investment services to the Portfolio.

Performance. The Board considered the performance of the Portfolio as described in the quarterly reports prepared by management. The Board noted that MetLife Advisers reviews with the Board on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In reviewing the Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its performance universe and Lipper index for the one- and three-year periods ended June 30, 2012. The Board also considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one- and three-year periods ended October 31, 2012. The Trustees took into account that the portfolio managers who managed the JPMIM Fund were expected to manage the Portfolio. Among other data relating specifically to the JPMIM Fund, the Board noted that the JPMIM Fund had outperformed its benchmark index for the one-, three- and five-year periods ended September 30, 2012. In addition, the Trustees took into consideration the similarities and differences in principal investment strategies between the Portfolio and the JPMIM Fund. Based on its review, the Board concluded that the selection of JPMIM as subadviser for the Portfolio was appropriate given the comparative performance records of the Portfolio and the JPMIM Fund.

Fees and expenses. The Board considered the subadvisory fee payable under the New Subadvisory Agreement. The Board noted that the proposed subadvisory fee for the Portfolio would be paid by MetLife Advisers, not the Portfolio, out of the management fee. The Board noted that MetLife Advisers negotiated such fees at arm’s length. In evaluating the proposed subadvisory fee payable under the New Subadvisory Agreement, the Board considered subadvisory fees payable for subadvisory services provided to other portfolios of the Trust. In considering these other subadvisory fees, the Board took into account the differences required to manage different types of portfolios.

Profitability. In considering the anticipated profitability to JPMIM and its affiliates of their relationships with the Portfolio, the Board noted that the proposed subadvisory fee under the New Subadvisory Agreement would be paid by MetLife Advisers, not the Portfolio, out of the management fee that it would receive under the management agreement with the Trust. The Board also relied on the ability of MetLife Advisers to negotiate the New Subadvisory Agreement and the fee thereunder at arm’s length.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performance and fees. Although the management fee and proposed subadvisory fee did not contain breakpoints, the Board noted that if the Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the management fee structure for the Portfolio was reasonable.

Other factors. The Board considered other benefits that may be realized by JPMIM and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to JPMIM and its affiliates by virtue of JPMIM’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of JPMIM to the Portfolio.

The Board also took into account the expected transaction costs to the Portfolio of the change in subadviser and associated restructuring of the Portfolio and concluded that the potential benefits from changing subadvisers outweighed those costs. The Board also took into consideration that MetLife Advisers had agreed to waive a portion of its management fee in connection with the restructuring of the Portfolio and the appointment of JPMIM as the Portfolio’s subadviser.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and JPMIM’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and JPMIM in connection with the services to be provided to the Trust and the various relationships that JPMIM and its affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the approval of the New Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Subadvisory Agreement with respect to the Portfolio.

MIST-39

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned 10.99%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

MARKET ENVIRONMENT / CONDITIONS

In a world economy still recovering from financial crisis, a key theme in 2013 continued to be unprecedented monetary easing. With this backdrop of expansionary monetary policies being pursued by the largest central banks in the developed world, equities performed strongly with differentiation seen across regions. The MSCI World Index was up 27.4% during the twelve month period. In the U.S., large cap stocks, as represented by the S&P 500 Index advanced 32.4%, while small cap stocks, as represented by the Russell 2000 Index, outperformed large cap and were up 38.9%. The MSCI Emerging Markets Index underperformed developed markets, declining 2.6% during the period. The Barclays U.S. Aggregate Bond Index, a measure of fixed income performance, declined 2.0% over the twelve month period. Commodities experienced a negative 2013 as well, as represented by the Dow Jones UBS Commodities Index falling 9.5%.

For investors, 2013 started on a positive note, as a last minute U.S. fiscal deal was successfully negotiated, providing investors and global markets with a catalyst that helped to propel most global equity markets higher. This positive start was further driven by the continued impact of quantitative easing (“QE”) programs employed by central banks. The intent of these QE policies was to reduce borrowing costs and support markets. Marginal improvement was seen in the stabilization of the financial sector and most asset prices experienced a strong move higher. However, for various reasons the policies have largely failed to ignite the level of strong economic growth that many have expected.

In the U.S., the Federal Reserve (the “Fed”) continued to implement the most aggressive monetary stimulus in its history. Since December 2008, the Fed has relied on quantitative easing and forward guidance as a way to reduce long-term interest rates. Successive quantitative easing programs have boosted the size of the Fed’s balance sheet as well as extended the maturity of its assets. Given the timetable originally outlined by Ben Bernanke, it seems probable that bond purchases will be entirely phased out over the course of 2014. However, Fed officials have emphasized that they are likely to maintain the federal funds rate at near-zero levels for a considerable period after bond purchases have been phased out. It is also worth noting that Janet Yellen—successor to Ben Bernanke as head of the Fed—provides philosophical continuity on continued monetary accommodation.

The key theme of monetary accommodation was seen outside the U.S. as well. For instance, Japanese quantitative easing moved into hyper-drive in the first half of 2013. Upon the appointment of Haruhiko Kuroda as governor of the Bank of Japan (the “BoJ”), the BoJ launched an aggressive stimulus initiative. The program has contributed to a sharp slide in the yen, a sharp rise in the stock market and corporate earnings, an improvement in consumer and business confidence, and solid Gross Domestic Product growth. However, the other side of this stimulus is that Japan is likely to run a significant government budget deficit with gross government debt also ballooning further. Turning to Europe, the European Central Bank also pursued accommodative monetary policy. A combination of weak economic fundamentals, high debt, and high deficits in peripheral European countries were all primary aspects for this support.

Emerging markets experienced a more challenging 2013. The underperformance relative to developed markets was driven by a stronger U.S. dollar, weaker commodity prices and a slowdown in growth that has pressured margins. Inflation-related protests in Brazil and political unrest in Turkey also negatively impacted the asset class during the period. Finally, the Fed’s suggestion that they may lessen QE was an additional headwind, as emerging markets have been a particular beneficiary of such policies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 25% to investment grade fixed income, 20% to convertible debt securities, and 5% to commodities. The strategy seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM is a proprietary quantitative de-risking framework that aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. By systematically reducing exposure to assets that are likely to experience subpar returns, J.P. Morgan aims to deliver higher risk-adjusted returns and lower volatility relative to both the Dow Jones Global Moderate Index and a traditional portfolio invested 60% in equity and 40% in fixed income markets.

Portfolio allocations are not only adjusted based on SEM but also based on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. Derivatives may be used in the Portfolio as a way to implement tactical decisions. Further, derivative usage is also permissible for purposes such as hedging, cash management, as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. As a final element to the Portfolio’s construction, an extended duration exposure is achieved through a 10-year interest rate swap. This extended duration profile provides further balancing of Portfolio risk and additional diversification benefits.

MIST-1

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio began the year with SEM, the primary risk management model, suggesting no necessary de-risking. However, a number of tactical asset allocation positions were employed at the beginning of 2013. Allocations to U.S., EAFE, and Emerging Market equities were above their respective Strategic Asset Allocation. The overweight equity position was driven by numerous positive economic data points, particularly coming out of the U.S. The Portfolio also held a tactical underweight to Commodities relative to the Strategic Asset Allocation. The portfolio management team felt that this underweight was warranted, as SEM was reflecting weak asset class performance, albeit not poor enough to constitute mandatory de-risking at the beginning of the period. Fixed Income was an additional tactical underweight position at the beginning of 2013. The favorable equity view and the historically low interest rate environment were the primary underpinnings to this position.

After a strong market environment in January, SEM suggested a decrease in exposure to interest rate sensitive assets. The management team reflected this positioning during February and March, as an additional underweight in Fixed Income. The underweight to Fixed Income remained in place for much of the first quarter. Outside of this interest rate positioning, SEM was not engaged for any asset classes in the first quarter as negative momentum characteristics were largely absent from the surprisingly calm markets. SEM had little impact on results given the minimal level of activity.

In the second quarter, SEM suggested a decrease to the Commodities allocation. As stated earlier, the portfolio managers had decreased the Commodities weight due to their tactical views in 2012 and because of descreased exposure, the Portfolio weight did not need to be adjusted lower. Also in the second quarter, SEM again suggested that interest rate sensitivity be lessened; therefore, a decreased allocation to Fixed Income was initiated in May. For the second quarter, SEM contributed positively to performance.

In the third quarter, SEM maintained its decreased allocations to both Commodities and interest rate sensitivity. It also indicated a lessening in exposure to Emerging Markets Equity in July. SEM negatively contributed to performance during the third quarter. This negative performance was primarily due to the decreased allocation to interest rate sensitivity in September when the Fed announced that quantitative easing would not be lessened in the immediate term. The Fed’s comments caused interest rates to decrease during September.

In the fourth quarter, Emerging Market Equity exposure was increased back to its Strategic Asset Allocation, reflecting marginal improvement in the asset class. Exposure to both Commodities and interest rate sensitivity remained below the Portfolio’s Strategic Asset Allocation as 2013 came to a close. For the fourth quarter, SEM contributed positively to performance.

Separate from SEM, the Portfolio maintained a tactical overweight to both U.S. and EAFE equities throughout 2013. The overweight to equity aided performance throughout the year. The Portfolio also maintained an overweight to Emerging Market Equities in Q1, which experienced lackluster performance compared to U.S. and EAFE Equities. This allocation was reduced early in Q2 and transitioned to an underweight position in Q3. Emerging Market Equities positioning detracted slightly over the year, while the underweight to Commodities was a modestly positive contributor. From a security selection standpoint, decisions within the Convertible Bonds asset class detracted from relative performance. Conversely, stock selection within EAFE equities was strong over the twelve month period and benefitted the Portfolio.

At the end of December, the Portfolio remained pro-risk with a tilt to U.S. and EAFE equities. The Portfolio also maintained an underweight to Commodities and Fixed Income as these asset classes exhibited negative momentum. Other allocations were in line with the Portfolio’s Strategic Asset Allocation.

Michael Feser

Anne Lester

Jeffrey Geller

Nicole Goldberger

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	10.99	10.09
Dow Jones Moderate Index	14.46	11.25

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 4/23/2012. Index returns are based on an inception date of 4/23/2012.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Equity Holdings

% of Net Assets
Sumitomo Mitsui Financial Group, Inc.	0.6
Roche Holding AG	0.6
Mitsubishi UFJ Financial Group, Inc.	0.5
Novartis AG	0.5
NextEra Energy, Inc.	0.5

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Notes	2.2
priceline.com, Inc.	0.9
Eni S.p.A.	0.8
BNP Paribas S.A.	0.6
Goldman Sachs Group, Inc. (The)	0.6

Top Equity Sectors

% of Market Value of Total Investments
Financials	9.1
Consumer Discretionary	6.5
Information Technology	4.2
Health Care	4.0
Consumer Staples	3.8

Top Fixed Income Sectors

% of Market Value of Total Investments
Corporate Bonds & Notes	24.8
Cash & Cash Equivalents	18.5
Convertible Bonds	17.5
U.S. Treasury & Government Agencies	2.3
Foreign Government	0.2

MIST-3

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B	Actual	1.08%	$1,000.00	$1,089.40	$5.69
	Hypothetical*	1.08%	$1,000.00	$1,019.76	$5.50

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-4

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—34.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
BAE Systems plc	83,099	$600,553
European Aeronautic Defence and Space Co. NV	37,550	2,894,275
General Dynamics Corp.	5,781	552,375
Honeywell International, Inc.	20,994	1,918,222
United Technologies Corp.	20,090	2,286,242

		8,251,667

Air Freight & Logistics—0.1%
Deutsche Post AG	32,222	1,174,994
Yamato Holdings Co., Ltd.	40,600	821,928

		1,996,922

Airlines—0.0%
Delta Air Lines, Inc.	9,305	255,608
Southwest Airlines Co.	8,653	163,023

		418,631

Auto Components—0.8%
Bridgestone Corp.	104,700	3,969,221
Continental AG	11,615	2,547,960
GKN plc	446,018	2,761,086
Johnson Controls, Inc.	7,439	381,621
NHK Spring Co., Ltd.	29,800	336,834
Valeo S.A.	13,695	1,517,340

		11,514,062

Automobiles—1.5%
Astra International Tbk PT	1,696,500	952,562
Bayerische Motoren Werke (BMW) AG	23,466	2,751,944
General Motors Co. (a)	32,099	1,311,886
Honda Motor Co., Ltd.	60,100	2,478,693
Hyundai Motor Co.	10,170	2,304,074
Isuzu Motors, Ltd.	189,000	1,178,389
Mahindra & Mahindra, Ltd. (GDR)	76,360	1,069,040
Mazda Motor Corp. (a)	265,000	1,373,985
Toyota Motor Corp.	95,700	5,823,581
Yamaha Motor Co., Ltd.	49,700	746,793

		19,990,947

Beverages—0.9%
AMBEV S.A. (ADR)	230,000	1,690,500
Coca-Cola Co. (The)	24,995	1,032,544
Constellation Brands, Inc. - Class A (a)	2,511	176,724
Diageo plc	58,176	1,921,625
Dr. Pepper Snapple Group, Inc.	11,531	561,790
Molson Coors Brewing Co. - Class B	2,700	151,605
PepsiCo, Inc.	17,934	1,487,446
SABMiller plc	66,692	3,434,523
Tsingtao Brewery Co., Ltd. - Class H	160,000	1,363,037

		11,819,794

Biotechnology—0.3%
Alexion Pharmaceuticals, Inc. (a)	3,765	500,971
Biogen Idec, Inc. (a)	5,305	1,484,074

Biotechnology—(Continued)
Celgene Corp. (a)	11,137	1,881,707
Gilead Sciences, Inc. (a)	4,191	314,954
Vertex Pharmaceuticals, Inc. (a)	4,132	307,007

		4,488,713

Building Products—0.3%
Cie de St-Gobain	39,009	2,156,095
Daikin Industries, Ltd.	31,900	1,990,672
Masco Corp.	26,372	600,491

		4,747,258

Capital Markets—0.8%
Bank of New York Mellon Corp. (The)	239	8,351
Goldman Sachs Group, Inc. (The)	5,864	1,039,453
Henderson Group plc	558,258	2,115,476
Invesco, Ltd.	20,918	761,415
Jupiter Fund Management plc	253,575	1,617,678
Morgan Stanley	30,399	953,313
Nomura Holdings, Inc.	173,800	1,345,123
State Street Corp.	11,804	866,296
TD Ameritrade Holding Corp.	4,846	148,481
UBS AG (a)	117,552	2,239,403

		11,094,989

Chemicals—0.6%
Air Products & Chemicals, Inc.	3,598	402,184
Asahi Kasei Corp.	290,000	2,272,977
Axiall Corp.	5,074	240,711
BASF SE	20,406	2,175,990
CF Industries Holdings, Inc.	24	5,593
Dow Chemical Co. (The)	13,547	601,487
E.I. du Pont de Nemours & Co.	1,322	85,890
Monsanto Co.	5,836	680,186
Mosaic Co. (The)	2,285	108,012
Solvay S.A.	13,122	2,076,991

		8,650,021

Commercial Banks—3.5%
Australia & New Zealand Banking Group, Ltd.	62,247	1,791,964
Banco Santander Chile (ADR)	23,530	554,602
BNP Paribas S.A.	32,045	2,509,210
Capitec Bank Holdings, Ltd.	15,490	307,632
China Merchants Bank Co., Ltd. - Class H	208,000	447,007
Comerica, Inc.	5,887	279,868
Cullen/Frost Bankers, Inc.	896	66,689
Danske Bank A/S (a)	46,162	1,062,818
Grupo Financiero Banorte S.A.B. de C.V. - Class O	86,080	602,194
HDFC Bank, Ltd. (ADR)	92,150	3,173,646
HSBC Holdings plc	380,199	4,169,982
Itau Unibanco Holding S.A. (ADR)	72,870	988,846
Lloyds Banking Group plc (a)	326,934	427,326
Mitsubishi UFJ Financial Group, Inc.	1,088,700	7,198,548
Mizuho Financial Group, Inc.	1,355,800	2,936,390
PNC Financial Services Group, Inc. (The)	3,888	301,631

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—(Continued)
PT Bank Rakyat Indonesia Persero Tbk	1,025,000	$614,097
Public Bank Bhd	131,800	781,490
Sberbank of Russia (ADR)	114,470	1,438,888
Siam Commercial Bank Public Co., Ltd.	121,200	529,282
Standard Chartered plc	53,440	1,204,100
Sumitomo Mitsui Financial Group, Inc.	155,500	8,030,256
Sumitomo Mitsui Trust Holdings, Inc.	544,000	2,873,892
SVB Financial Group (a)	698	73,192
Swedbank AB - A Shares	72,631	2,048,950
Turkiye Garanti Bankasi A/S	158,825	516,168
U.S. Bancorp	1,200	48,480
Wells Fargo & Co.	73,594	3,341,168

		48,318,316

Commercial Services & Supplies—0.1%
Moshi Moshi Hotline, Inc.	55,600	595,791
Tyco International, Ltd.	3,420	140,357

		736,148

Communications Equipment—0.4%
Cisco Systems, Inc.	81,885	1,838,318
QUALCOMM, Inc.	20,789	1,543,583
Telefonaktiebolaget LM Ericsson - B Shares	158,903	1,945,875

		5,327,776

Computers & Peripherals—0.4%
Apple, Inc.	7,189	4,033,820
EMC Corp.	19,053	479,183
Hewlett-Packard Co.	17,818	498,547
NetApp, Inc.	4,170	171,554
SanDisk Corp.	2,017	142,279

		5,325,383

Construction & Engineering—0.2%
Fluor Corp.	18,501	1,485,445
Larsen & Toubro, Ltd. (GDR)	38,260	686,767

		2,172,212

Consumer Finance—0.1%
Capital One Financial Corp.	11,039	845,698
SLM Corp.	2,535	66,620

		912,318

Containers & Packaging—0.2%
Crown Holdings, Inc. (a)	8,657	385,842
Smurfit Kappa Group plc	95,746	2,357,981

		2,743,823

Distributors—0.0%
Imperial Holdings, Ltd.	14,880	287,708

Diversified Financial Services—1.1%
Bank of America Corp.	131,696	2,050,507
Berkshire Hathaway, Inc. - Class B (a)	10,464	1,240,612

Diversified Financial Services—(Continued)
Citigroup, Inc.	42,841	2,232,444
FirstRand, Ltd.	294,680	1,010,973
ING Groep NV (a)	206,529	2,888,030
IntercontinentalExchange Group, Inc.	5,373	1,208,495
ORIX Corp.	206,900	3,644,592
Remgro, Ltd.	34,310	680,077

		14,955,730

Diversified Telecommunication Services—0.6%
AT&T, Inc.	6,168	216,867
BT Group plc	622,446	3,919,149
Nippon Telegraph & Telephone Corp.	38,500	2,072,316
Verizon Communications, Inc.	35,139	1,726,730

		7,935,062

Electric Utilities—0.2%
American Electric Power Co., Inc.	21,473	1,003,648
Edison International	11,812	546,896
Electricite de France S.A.	17,276	611,785
NextEra Energy, Inc.	13,477	1,153,901

		3,316,230

Electrical Equipment—0.5%
Eaton Corp. plc	1,936	147,368
Emerson Electric Co.	20,141	1,413,496
Schneider Electric S.A.	21,955	1,927,020
Sumitomo Electric Industries, Ltd.	181,500	3,033,074

		6,520,958

Electronic Equipment, Instruments & Components—0.5%
Corning, Inc.	12,581	224,193
Delta Electronics, Inc.	282,000	1,611,986
Hitachi, Ltd.	691,000	5,238,990
TE Connectivity, Ltd.	4,934	271,913

		7,347,082

Energy Equipment & Services—0.4%
Baker Hughes, Inc.	2,444	135,055
Cameron International Corp. (a)	2,657	158,171
Ensco plc - Class A	14,470	827,395
Halliburton Co.	5,263	267,097
Noble Corp. plc	8,821	330,523
Petrofac, Ltd.	42,460	861,693
Schlumberger, Ltd.	20,997	1,892,040
Tenaris S.A. (ADR)	27,020	1,180,504

		5,652,478

Food & Staples Retailing—0.7%
Costco Wholesale Corp.	6,321	752,262
CVS Caremark Corp.	21,230	1,519,431
Kroger Co. (The)	7,237	286,079
Magnit OJSC (GDR)	19,700	1,304,140
Massmart Holdings, Ltd.	24,140	299,964
President Chain Store Corp.	114,000	790,122

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Seven & I Holdings Co., Ltd.	38,000	$1,513,350
Shoprite Holdings, Ltd.	73,480	1,156,474
Sun Art Retail Group, Ltd.	388,500	546,645
Wal-Mart de Mexico S.A.B. de C.V.	271,500	712,827
Wal-Mart Stores, Inc.	5,768	453,884

		9,335,178

Food Products—1.2%
Archer-Daniels-Midland Co.	20,884	906,366
General Mills, Inc.	24,031	1,199,387
Grieg Seafood ASA (a)	415,038	1,678,489
Kellogg Co.	7,788	475,613
Marine Harvest ASA	1,777,615	2,170,052
Mondelez International, Inc. - Class A	28,453	1,004,391
Nutreco NV	44,924	2,237,025
Salmar ASA (a)	104,920	1,281,549
Tate & Lyle plc	69,756	935,347
Tiger Brands, Ltd.	18,980	484,213
Tingyi Cayman Islands Holding Corp.	240,000	694,996
Unilever NV	73,143	2,953,170

		16,020,598

Gas Utilities—0.0%
National Fuel Gas Co.	959	68,473
Questar Corp.	9,599	220,681

		289,154

Health Care Equipment & Supplies—0.1%
Abbott Laboratories	17,379	666,137
Baxter International, Inc.	8,027	558,278
Intuitive Surgical, Inc. (a)	346	132,892
Stryker Corp.	7,740	581,583

		1,938,890

Health Care Providers & Services—0.2%
Humana, Inc.	8,047	830,611
McKesson Corp.	3,711	598,956
UnitedHealth Group, Inc.	16,860	1,269,558

		2,699,125

Health Care Technology—0.0%
Cerner Corp. (a)	700	39,018

Hotels, Restaurants & Leisure—0.7%
InterContinental Hotels Group plc	86,059	2,870,280
Marriott International, Inc. - Class A	18	888
McDonald’s Corp.	1,024	99,359
Royal Caribbean Cruises, Ltd.	10,502	498,005
Sands China, Ltd.	336,000	2,761,133
Sodexo	25,502	2,589,507
Starbucks Corp.	6,312	494,798
Starwood Hotels & Resorts Worldwide, Inc.	5,138	408,214
Yum! Brands, Inc.	4,074	308,035

		10,030,219

Household Durables—0.6%
Berkeley Group Holdings plc	22,283	985,568
Electrolux AB - Series B	52,427	1,380,208
Haseko Corp. (a)	180,700	1,377,335
Lennar Corp. - Class A	1,474	58,311
Persimmon plc (a)	25,175	517,187
PulteGroup, Inc.	16,423	334,537
Sekisui Chemical Co., Ltd.	120,000	1,475,145
Sekisui House, Ltd.	111,100	1,555,626
Toll Brothers, Inc. (a)	2,055	76,035

		7,759,952

Household Products—0.2%
Kimberly-Clark Corp.	2,009	209,860
Procter & Gamble Co. (The)	26,365	2,146,375
Unilever Indonesia Tbk PT	142,000	304,545

		2,660,780

Industrial Conglomerates—0.4%
Bidvest Group, Ltd.	44,630	1,145,513
General Electric Co.	45,690	1,280,691
Hutchison Whampoa, Ltd.	95,000	1,298,936
Jardine Matheson Holdings, Ltd.	20,800	1,091,605
KOC Holding	111,590	457,838

		5,274,583

Insurance—2.4%
ACE, Ltd.	15,719	1,627,388
Aegon NV	188,905	1,783,431
Ageas	34,720	1,482,262
AIA Group, Ltd.	382,800	1,929,822
Allianz SE	18,322	3,286,482
Assicurazioni Generali S.p.A.	41,693	990,870
AXA S.A.	121,902	3,400,235
Axis Capital Holdings, Ltd.	529	25,165
Everest Re Group, Ltd.	517	80,585
Hartford Financial Services Group, Inc.	14,178	513,669
Lancashire Holdings, Ltd.	71,570	961,384
Legal & General Group plc	322,559	1,190,208
Lincoln National Corp.	2,173	112,170
Marsh & McLennan Cos., Inc.	8,892	430,017
Muenchener Rueckversicherungs AG	3,303	727,963
Ping An Insurance Group Co. of China, Ltd. - Class H	83,500	757,123
Prudential Financial, Inc.	13,523	1,247,091
Prudential plc	192,662	4,311,973
RenaissanceRe Holdings, Ltd.	1,463	142,408
Swiss Re AG (a)	43,870	4,055,095
Tokio Marine Holdings, Inc.	26,900	901,071
XL Group plc	7,897	251,441
Zurich Insurance Group AG (a)	8,603	2,501,730

		32,709,583

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a)	3,317	1,322,786
priceline.com, Inc. (a)	494	574,226

		1,897,012

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—0.4%
Baidu, Inc. (ADR) (a)	3,530	$627,916
eBay, Inc. (a)	14,509	796,399
Facebook, Inc. - Class A (a)	10,186	556,767
Google, Inc. - Class A (a)	3,177	3,560,496
LinkedIn Corp. - Class A (a)	307	66,567

		5,608,145

IT Services—0.8%
Alliance Data Systems Corp. (a)	947	248,995
Cap Gemini S.A.	44,138	2,992,992
Cielo S.A.	28,100	782,374
Cognizant Technology Solutions Corp. - Class A (a)	9,297	938,811
Fidelity National Information Services, Inc.	2,469	132,536
Infosys, Ltd. (ADR)	32,190	1,821,954
International Business Machines Corp.	4,031	756,095
MasterCard, Inc. - Class A	571	477,047
Nomura Research Institute, Ltd.	37,100	1,169,986
Visa, Inc. - Class A	5,627	1,253,020

		10,573,810

Life Sciences Tools & Services—0.0%
Mettler-Toledo International, Inc. (a)	2,099	509,196
Thermo Fisher Scientific, Inc.	585	65,140

		574,336

Machinery—0.3%
Caterpillar, Inc.	2,338	212,314
Deere & Co.	3,361	306,960
Kawasaki Heavy Industries, Ltd.	260,000	1,092,906
PACCAR, Inc.	18,582	1,099,497
SPX Corp.	3,187	317,457
WEG S.A.	47,970	633,460

		3,662,594

Marine—0.1%
AP Moeller - Maersk A/S - Class B	110	1,199,711

Media—1.3%
CBS Corp. - Class B	13,100	834,994
Comcast Corp. - Class A	39,677	2,061,815
Dentsu, Inc.	19,300	791,116
DISH Network Corp. - Class A (a)	5,346	309,640
Omnicom Group, Inc.	1,016	75,560
Pearson plc	63,871	1,418,674
Publicis Groupe S.A.	11,868	1,089,456
Reed Elsevier plc	136,361	2,032,514
Time Warner Cable, Inc.	4,688	635,224
Time Warner, Inc.	27,524	1,918,973
Walt Disney Co. (The)	7,022	536,481
Wolters Kluwer NV	78,107	2,235,335
WPP plc	151,728	3,481,840

		17,421,622

Metals & Mining—0.4%
Alcoa, Inc.	54,086	574,934
First Quantum Minerals, Ltd.	69,839	1,258,384
Freeport-McMoRan Copper & Gold, Inc.	14,758	556,967
Kumba Iron Ore, Ltd.	13,980	595,804
Rio Tinto plc	28,088	1,584,992
United States Steel Corp.	9,597	283,112
Vale S.A. (ADR)	70,750	991,208

		5,845,401

Multi-Utilities—0.3%
Centrica plc	166,805	960,638
CMS Energy Corp.	16,303	436,431
DTE Energy Co.	1,500	99,585
GDF Suez	42,291	997,977
NiSource, Inc.	17,421	572,802
Sempra Energy	6,622	594,391

		3,661,824

Multiline Retail—0.2%
Lojas Renner S.A.	18,520	481,039
Macy’s, Inc.	5,466	291,884
Next plc	19,846	1,791,519
Nordstrom, Inc.	3,821	236,138
Target Corp.	6,116	386,959

		3,187,539

Office Electronics—0.0%
Xerox Corp.	18,258	222,200

Oil, Gas & Consumable Fuels—1.6%
Anadarko Petroleum Corp.	9,649	765,359
BG Group plc	134,767	2,904,263
Cheniere Energy, Inc. (a)	3,874	167,047
Chevron Corp.	21,137	2,640,223
CNOOC, Ltd.	794,000	1,485,239
EOG Resources, Inc.	1,642	275,593
EQT Corp.	2,353	211,252
Exxon Mobil Corp.	28,993	2,934,092
Marathon Oil Corp.	11,859	418,623
Marathon Petroleum Corp.	12,636	1,159,100
Occidental Petroleum Corp.	11,082	1,053,898
Petroleo Brasileiro S.A. (ADR) (a)	56,500	829,985
Phillips 66	5,531	426,606
Range Resources Corp.	1,420	119,720
Repsol S.A.	56,375	1,424,382
Royal Dutch Shell plc - A Shares	67,227	2,396,206
Tullow Oil plc	70,178	996,537
Ultrapar Participacoes S.A.	40,690	963,296
Valero Energy Corp.	4,067	204,977
Williams Cos., Inc. (The)	3,888	149,960

		21,526,358

Paper & Forest Products—0.2%
International Paper Co.	3,758	184,255
Stora Enso Oyj - R Shares	97,136	978,891

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Paper & Forest Products—(Continued)
UPM-Kymmene Oyj	59,575	$1,007,931

		2,171,077

Pharmaceuticals—3.2%
Actavis plc (a)	2,223	373,464
Allergan, Inc.	6,801	755,455
AstraZeneca plc	13,651	809,723
Bayer AG	47,821	6,708,969
Bristol-Myers Squibb Co.	39,871	2,119,144
GlaxoSmithKline plc	128,359	3,423,546
Johnson & Johnson	39,223	3,592,435
Merck & Co., Inc.	17,992	900,500
Novartis AG	87,598	7,010,508
Novo Nordisk A/S - Class B	18,719	3,448,627
Perrigo Co. plc	1,449	222,363
Pfizer, Inc.	12,217	374,207
Roche Holding AG	28,303	7,933,811
Sanofi	23,176	2,466,991
Shire plc	67,988	3,203,711
Valeant Pharmaceuticals International, Inc. (a)	1,397	164,008

		43,507,462

Real Estate Investment Trusts—0.6%
American Tower Corp.	1,757	140,244
AvalonBay Communities, Inc.	2,668	315,438
Boston Properties, Inc.	1,168	117,232
Brandywine Realty Trust	9,374	132,080
Camden Property Trust	2,002	113,874
Excel Trust, Inc.	3,024	34,443
First Real Estate Investment Trust	890,000	748,368
Goodman Group	258,464	1,094,680
HCP, Inc.	6,939	252,024
Highwoods Properties, Inc.	4,764	172,314
Host Hotels & Resorts, Inc.	2,798	54,393
Kilroy Realty Corp.	3,845	192,942
Kimco Realty Corp.	8,940	176,565
Lippo Malls Indonesia Retail Trust	2,254,000	741,974
Mapletree Logistics Trust	941,000	787,190
Post Properties, Inc.	1,915	86,615
Prologis, Inc.	691	25,532
Public Storage	545	82,033
Simon Property Group, Inc.	3,808	579,425
Unibail-Rodamco SE	6,590	1,689,685
Ventas, Inc.	5,172	296,252

		7,833,303

Real Estate Management & Development—0.4%
Daito Trust Construction Co., Ltd.	13,800	1,290,130
Deutsche Wohnen AG	36,895	716,029
Hang Lung Properties, Ltd.	143,000	456,150
Mitsubishi Estate Co., Ltd.	29,000	869,038
TAG Immobilien AG	50,652	614,430
Wharf Holdings, Ltd.	114,000	871,321

		4,817,098

Road & Rail—0.4%
CSX Corp.	59,726	1,718,317
East Japan Railway Co.	11,900	949,696
Norfolk Southern Corp.	2,799	259,831
Union Pacific Corp.	11,442	1,922,256

		4,850,100

Semiconductors & Semiconductor Equipment—0.8%
Applied Materials, Inc.	33,983	601,159
ASML Holding NV	25,705	2,413,831
Avago Technologies, Ltd.	10,070	532,602
KLA-Tencor Corp.	6,323	407,581
Lam Research Corp. (a)	5,249	285,808
Samsung Electronics Co., Ltd. (GDR)	4,860	3,173,580
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	162,450	2,833,128
Xilinx, Inc.	20,599	945,906

		11,193,595

Software—0.7%
Adobe Systems, Inc. (a)	15,557	931,553
CA, Inc.	2,800	94,220
Citrix Systems, Inc. (a)	5,566	352,049
Microsoft Corp.	76,783	2,873,988
Oracle Corp.	52,080	1,992,581
SAP AG	38,667	3,315,311
VMware, Inc. - Class A (a)	1,712	153,583

		9,713,285

Specialty Retail—0.5%
AutoZone, Inc. (a)	1,731	827,314
Gap, Inc. (The)	1,176	45,958
Home Depot, Inc. (The)	22,032	1,814,115
Kingfisher plc	275,269	1,759,755
Lowe’s Cos., Inc.	22,928	1,136,082
Mr. Price Group, Ltd.	19,430	303,375
TJX Cos., Inc.	15,361	978,957

		6,865,556

Textiles, Apparel & Luxury Goods—0.3%
Cie Financiere Richemont S.A.	22,518	2,253,352
Lululemon Athletica, Inc. (a)	1,705	100,646
VF Corp.	19,748	1,231,090

		3,585,088

Tobacco—0.7%
British American Tobacco Malaysia Bhd	13,300	260,920
British American Tobacco plc	52,679	2,826,440
Japan Tobacco, Inc.	117,900	3,836,123
Philip Morris International, Inc.	23,440	2,042,327

		8,965,810

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—0.1%
Marubeni Corp.	35,000	$251,866
WW Grainger, Inc.	2,027	517,736

		769,602

Transportation Infrastructure—0.1%
CCR S.A.	102,780	775,663

Wireless Telecommunication Services—0.6%
China Mobile, Ltd.	183,000	1,901,386
MTN Group, Ltd.	76,820	1,593,882
Vodafone Group plc	1,327,426	5,218,213

		8,713,481

Total Common Stocks (Cost $418,925,214)		472,422,980

Corporate Bonds & Notes—24.3%

Advertising—0.0%
Omnicom Group, Inc. 3.625%, 05/01/22	185,000	179,153

Aerospace & Defense—0.0%
Boeing Capital Corp. 4.700%, 10/27/19	255,000	286,124

Aerospace/Defense—0.3%
BAE Systems Finance, Inc. 7.500%, 07/01/27 (144A)	300,000	364,491
BAE Systems plc 4.750%, 10/11/21 (144A)	225,000	234,549
Boeing Co. (The)
7.250%, 06/15/25	11,000	13,801
8.625%, 11/15/31	125,000	172,699
EADS Finance B.V.
2.700%, 04/17/23 (144A)	279,000	255,866
General Dynamics Corp.
1.000%, 11/15/17	117,000	113,364
2.250%, 11/15/22	250,000	224,468
Lockheed Martin Corp.
4.070%, 12/15/42	312,000	272,817
7.650%, 05/01/16	168,000	193,788
Northrop Grumman Corp.
3.250%, 08/01/23	400,000	373,102
Northrop Grumman Systems Corp.
7.750%, 02/15/31	200,000	255,070
United Technologies Corp.
3.100%, 06/01/22	500,000	488,891
5.375%, 12/15/17	173,000	197,144
5.400%, 05/01/35	525,000	589,717
6.050%, 06/01/36	100,000	117,425
6.700%, 08/01/28	233,000	284,943
7.500%, 09/15/29	255,000	338,898
8.875%, 11/15/19	41,000	53,134

		4,544,167

Agriculture—0.2%
Altria Group, Inc.
2.850%, 08/09/22	260,000	239,387
4.250%, 08/09/42	80,000	68,274
4.500%, 05/02/43	215,000	189,970
Archer-Daniels-Midland Co.
4.016%, 04/16/43	150,000	127,526
5.375%, 09/15/35	100,000	106,366
6.625%, 05/01/29	100,000	114,977
BAT International Finance plc
1.400%, 06/05/15 (144A)	250,000	252,103
Bunge N.A. Finance L.P.
5.900%, 04/01/17	90,000	98,265
Bunge, Ltd. Finance Corp.
3.200%, 06/15/17	131,000	134,729
Cargill, Inc.
6.125%, 04/19/34 (144A)	325,000	351,918
7.350%, 03/06/19 (144A)	260,000	314,710
Monsanto Finance Canada Co.
5.500%, 07/30/35	125,000	136,232
Philip Morris International, Inc.
2.900%, 11/15/21	305,000	291,170
4.125%, 03/04/43	185,000	161,952
4.875%, 11/15/43	65,000	64,391

		2,651,970

Airlines—0.1%
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	176,000	171,600
American Airlines Pass-Through Trust 4.950%, 01/15/23 (144A)	574,000	598,395
Continental Airlines Pass-Through Certificates 4.000%, 10/29/24	42,000	41,790
Delta Air Lines Pass-Through Trust
4.750%, 05/07/20	66,025	70,647
6.821%, 08/10/22	222,007	250,313
U.S. Airways Pass-Through Trust
3.950%, 11/15/25	250,000	243,125

		1,375,870

Auto Manufacturers—0.3%
Daimler Finance North America LLC
1.450%, 08/01/16 (144A)	175,000	176,042
1.875%, 01/11/18 (144A)	205,000	201,934
2.375%, 08/01/18 (144A)	665,000	663,529
8.500%, 01/18/31	330,000	479,138
Ford Motor Co.
4.750%, 01/15/43	80,000	72,150
6.375%, 02/01/29	500,000	550,102
6.625%, 02/15/28	250,000	272,053
9.980%, 02/15/47	400,000	546,433
General Motors Co.
6.250%, 10/02/43 (144A)	235,000	244,106

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
Nissan Motor Acceptance Corp.
1.800%, 03/15/18 (144A)	146,000	$142,540
1.950%, 09/12/17 (144A)	1,000,000	992,359

		4,340,386

Auto Parts & Equipment—0.0%
Johnson Controls, Inc.
2.600%, 12/01/16	75,000	77,548
5.500%, 01/15/16	135,000	146,642

		224,190

Banks—5.1%
ABN AMRO Bank NV
2.500%, 10/30/18 (144A)	210,000	209,546
American Express Bank FSB
0.469%, 06/12/17 (b)	500,000	495,080
American Express Centurion Bank
6.000%, 09/13/17	250,000	286,818
Bank of America Corp.
2.000%, 01/11/18	1,625,000	1,622,117
3.300%, 01/11/23	500,000	473,134
3.875%, 03/22/17	485,000	517,649
4.100%, 07/24/23	326,000	327,383
5.625%, 10/14/16	800,000	891,506
5.625%, 07/01/20	2,000,000	2,285,426
5.875%, 02/07/42	240,000	274,486
7.625%, 06/01/19	250,000	310,082
8.000%, 01/30/18 (b)	470,000	520,760
Bank of America N.A.
0.523%, 06/15/16 (b)	250,000	247,760
5.300%, 03/15/17	1,400,000	1,543,111
Bank of Montreal
1.400%, 09/11/17	194,000	190,994
1.450%, 04/09/18	500,000	486,876
2.375%, 01/25/19	110,000	109,682
2.550%, 11/06/22	213,000	194,730
Bank of New York Mellon Corp. (The)
1.969%, 06/20/17 (c)	500,000	505,419
3.550%, 09/23/21	502,000	513,617
4.500%, 06/20/23 (b)	75,000	68,063
4.600%, 01/15/20	200,000	215,526
Bank of Nova Scotia
1.375%, 07/15/16	465,000	470,116
1.375%, 12/18/17	1,000,000	981,342
3.400%, 01/22/15	170,000	175,382
Barclays Bank plc
6.050%, 12/04/17 (144A)	460,000	514,272
BB&T Corp.
1.600%, 08/15/17	44,000	43,607
2.050%, 06/19/18	139,000	137,615
2.150%, 03/22/17	350,000	353,866
3.950%, 03/22/22	175,000	171,908
BNP Paribas S.A.
2.400%, 12/12/18	540,000	540,343
2.700%, 08/20/18	462,000	470,663
3.250%, 03/03/23	95,000	89,883

Banks—(Continued)
BPCE S.A.
2.500%, 12/10/18	500,000	497,323
5.700%, 10/22/23 (144A)	200,000	206,052
Branch Banking & Trust Co.
0.564%, 09/13/16 (b)	250,000	248,168
Canadian Imperial Bank of Commerce
0.900%, 10/01/15	87,000	87,477
1.350%, 07/18/16	1,000,000	1,007,139
Capital One Financial Corp.
1.000%, 11/06/15	91,000	90,960
2.150%, 03/23/15	270,000	274,477
5.500%, 06/01/15	208,000	220,918
7.375%, 05/23/14	250,000	256,438
Capital One N.A.
1.500%, 03/22/18	500,000	486,239
Citigroup, Inc.
1.700%, 07/25/16	355,000	358,345
2.500%, 09/26/18	95,000	95,479
3.375%, 03/01/23	747,000	710,035
4.950%, 11/07/43	285,000	283,885
5.350%, 05/15/23 (b)	240,000	210,720
5.500%, 09/13/25	101,000	106,377
6.125%, 11/21/17	2,600,000	2,997,043
6.125%, 05/15/18	1,200,000	1,388,747
6.625%, 01/15/28	100,000	116,072
6.675%, 09/13/43	70,000	80,544
8.500%, 05/22/19	473,000	606,192
Comerica Bank
5.200%, 08/22/17	250,000	275,271
5.750%, 11/21/16	376,000	423,029
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
2.125%, 10/13/15	620,000	635,982
Credit Suisse
5.400%, 01/14/20	170,000	188,927
5.500%, 05/01/14	550,000	558,965
Credit Suisse AG
6.500%, 08/08/23 (144A)	405,000	430,819
Discover Bank
2.000%, 02/21/18	700,000	687,515
DNB Bank ASA
3.200%, 04/03/17 (144A)	445,000	465,225
Fifth Third Bancorp
3.625%, 01/25/16	155,000	162,841
4.300%, 01/16/24	170,000	166,505
8.250%, 03/01/38	50,000	66,570
Fifth Third Bank 0.900%, 02/26/16	750,000	746,056
Goldman Sachs Group, Inc. (The)
2.375%, 01/22/18	1,110,000	1,114,219
2.900%, 07/19/18	509,000	517,996
3.625%, 01/22/23	1,045,000	1,011,929
5.250%, 07/27/21	800,000	875,874
5.375%, 03/15/20	500,000	556,064
6.125%, 02/15/33	1,000,000	1,124,839
6.250%, 09/01/17	1,000,000	1,144,860

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Goldman Sachs Group, Inc. (The)
6.250%, 02/01/41	70,000	$80,668
6.750%, 10/01/37	130,000	144,631
7.500%, 02/15/19	1,500,000	1,826,953
HSBC Bank plc
1.500%, 05/15/18 (144A)	564,000	550,729
4.125%, 08/12/20 (144A)	160,000	169,294
HSBC Bank USA N.A.
4.875%, 08/24/20	500,000	539,615
5.875%, 11/01/34	1,500,000	1,649,007
HSBC Holdings plc
5.100%, 04/05/21	745,000	828,030
HSBC USA, Inc.
1.625%, 01/16/18	300,000	295,817
KeyBank N.A.
4.950%, 09/15/15	167,000	177,639
1.650%, 02/01/18	1,000,000	983,416
KeyCorp.
3.750%, 08/13/15	200,000	209,149
Macquarie Bank, Ltd.
2.000%, 08/15/16 (144A)	622,000	629,073
Morgan Stanley
2.125%, 04/25/18	515,000	510,558
3.750%, 02/25/23	618,000	601,354
5.450%, 01/09/17	1,750,000	1,940,752
5.500%, 01/26/20	100,000	112,257
5.550%, 04/27/17	650,000	725,089
5.625%, 09/23/19	1,100,000	1,250,355
6.250%, 08/09/26	875,000	1,011,328
6.375%, 07/24/42	295,000	345,528
National City Bank
5.800%, 06/07/17	500,000	563,541
National City Bank of Indiana
4.250%, 07/01/18	250,000	265,034
Nordea Bank AB
4.250%, 09/21/22 (144A)	280,000	276,856
Northern Trust Corp.
3.375%, 08/23/21	500,000	507,376
PNC Bank N.A.
2.950%, 01/30/23	275,000	253,086
6.875%, 04/01/18	350,000	413,821
PNC Financial Services Group, Inc. (The)
4.850%, 06/01/23 (b)	320,000	286,560
Rabobank Nederland
3.875%, 02/08/22	350,000	351,908
Royal Bank of Canada
0.850%, 03/08/16	270,000	269,624
1.450%, 09/09/16	335,000	339,743
2.200%, 07/27/18	750,000	753,046
2.875%, 04/19/16	500,000	521,157
Royal Bank of Scotland Group plc (The)
6.000%, 12/19/23	100,000	100,712
6.125%, 01/11/21	35,000	39,615
Santander UK plc
5.000%, 11/07/23 (144A)	200,000	200,744

Banks—(Continued)
Skandinaviska Enskilda Banken AB
1.750%, 03/19/18 (144A)	245,000	$240,008
2.375%, 11/20/18 (144A)	400,000	397,396
Societe Generale S.A.
2.625%, 10/01/18	355,000	358,113
7.875%, 12/18/23 (144A) (b)	200,000	201,400
State Street Bank and Trust Co.
5.250%, 10/15/18	215,000	242,774
State Street Corp.
3.100%, 05/15/23	90,000	83,683
3.700%, 11/20/23	594,000	589,330
4.375%, 03/07/21	100,000	108,576
SunTrust Banks, Inc.
0.547%, 04/01/15 (b)	377,000	375,136
2.350%, 11/01/18	113,000	112,401
2.750%, 05/01/23	300,000	272,003
6.000%, 09/11/17	150,000	169,879
Svenska Handelsbanken AB
1.625%, 03/21/18	250,000	245,255
2.500%, 01/25/19	315,000	317,450
Swedbank AB
1.750%, 03/12/18 (144A)	675,000	663,205
Toronto-Dominion Bank (The)
1.400%, 04/30/18	463,000	450,486
UBS AG
4.875%, 08/04/20	250,000	278,202
US Bancorp
2.200%, 11/15/16	175,000	180,722
US Bank N.A.
0.524%, 10/14/14 (b)	150,000	150,174
4.800%, 04/15/15	200,000	210,366
Wachovia Bank N.A.
6.000%, 11/15/17	1,229,000	1,418,143
Wachovia Corp.
6.605%, 10/01/25	222,000	254,923
Wells Fargo & Co.
3.676%, 06/15/16 (c)	500,000	532,372
4.125%, 08/15/23	405,000	399,269
4.480%, 01/16/24 (144A)	55,000	54,749
5.375%, 11/02/43	220,000	225,281
5.625%, 12/11/17	700,000	802,336
7.980%, 03/15/18 (b)	540,000	602,100
Wells Fargo Bank N.A.
4.750%, 02/09/15	1,000,000	1,044,930
Westpac Banking Corp.
1.006%, 09/25/15 (b)	200,000	202,121
4.875%, 11/19/19	400,000	443,856

		69,071,582

Beverages—0.6%
Anheuser-Busch Cos. LLC
5.750%, 04/01/36	60,000	66,902
5.950%, 01/15/33	100,000	113,906

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—(Continued)
Anheuser-Busch Cos. LLC
6.750%, 12/15/27	65,000	$77,005
6.800%, 08/20/32	420,000	514,713
Anheuser-Busch InBev Finance, Inc.
2.625%, 01/17/23	1,000,000	918,347
Anheuser-Busch InBev Worldwide, Inc.
2.500%, 07/15/22	387,000	357,963
5.375%, 01/15/20	320,000	367,250
6.375%, 01/15/40	300,000	365,963
8.000%, 11/15/39	50,000	72,060
Beam, Inc.
5.375%, 01/15/16	191,000	206,710
Brown-Forman Corp.
1.000%, 01/15/18	122,000	117,636
2.250%, 01/15/23	143,000	126,633
Coca-Cola Co. (The)
7.375%, 07/29/93	100,000	123,822
Coca-Cola Refreshments USA, Inc.
7.000%, 05/15/98	100,000	118,598
8.000%, 09/15/22	324,000	412,765
Diageo Capital plc
2.625%, 04/29/23	105,000	95,731
4.828%, 07/15/20	250,000	276,838
4.850%, 05/15/18	46,000	50,672
Diageo Investment Corp.
2.875%, 05/11/22	200,000	190,646
7.450%, 04/15/35	70,000	91,259
Dr Pepper Snapple Group, Inc.
2.000%, 01/15/20	92,000	86,685
Heineken NV
4.000%, 10/01/42 (144A)	575,000	484,311
Molson Coors Brewing Co.
2.000%, 05/01/17	200,000	200,729
PepsiCo, Inc.
0.447%, 02/26/16 (b)	341,000	341,226
2.750%, 03/01/23	130,000	120,323
4.500%, 01/15/20	276,000	300,187
5.000%, 06/01/18	250,000	280,431
5.500%, 01/15/40	150,000	163,042
SABMiller Holdings, Inc.
2.200%, 08/01/18 (144A)	500,000	499,215
SABMiller plc
6.500%, 07/15/18 (144A)	250,000	295,119
6.625%, 08/15/33 (144A)	150,000	178,247

		7,614,934

Biotechnology—0.3%
Amgen, Inc.
3.875%, 11/15/21	575,000	590,634
5.150%, 11/15/41	75,000	74,722
5.650%, 06/15/42	115,000	121,789
6.375%, 06/01/37	500,000	573,429
6.400%, 02/01/39	100,000	114,476
6.900%, 06/01/38	100,000	121,061

Biotechnology—(Continued)
Celgene Corp.
2.300%, 08/15/18	315,000	313,270
3.250%, 08/15/22	174,000	164,736
4.000%, 08/15/23	800,000	787,678
Genzyme Corp.
3.625%, 06/15/15	150,000	156,644
Gilead Sciences, Inc.
4.400%, 12/01/21	125,000	133,494
4.500%, 04/01/21	440,000	468,622

		3,620,555

Building Materials—0.0%
CRH America, Inc.
6.000%, 09/30/16	150,000	167,568

Chemicals—0.4%
Dow Chemical Co. (The)
2.500%, 02/15/16	370,000	381,322
3.000%, 11/15/22	54,000	50,363
4.125%, 11/15/21	550,000	568,132
8.550%, 05/15/19	100,000	129,119
Ecolab, Inc.
1.450%, 12/08/17	70,000	68,405
4.350%, 12/08/21	290,000	300,710
4.875%, 02/15/15	150,000	156,602
EI du Pont de Nemours & Co.
2.750%, 04/01/16	60,000	62,536
2.800%, 02/15/23	165,000	151,114
4.250%, 04/01/21	201,000	212,598
6.500%, 01/15/28	100,000	121,275
LyondellBasell Industries NV
5.000%, 04/15/19	200,000	222,124
Mosaic Co. (The)
4.250%, 11/15/23	177,000	174,804
4.875%, 11/15/41	100,000	90,544
Mosaic Global Holdings, Inc.
7.300%, 01/15/28	23,000	27,246
7.375%, 08/01/18	800,000	923,601
Potash Corp. of Saskatchewan, Inc.
5.875%, 12/01/36	400,000	430,568
PPG Industries, Inc.
3.600%, 11/15/20	155,000	157,300
7.700%, 03/15/38	140,000	182,165
9.000%, 05/01/21	100,000	128,134
Praxair, Inc.
3.000%, 09/01/21	30,000	29,423
4.050%, 03/15/21	300,000	312,237
5.375%, 11/01/16	180,000	200,752
Union Carbide Corp.
7.500%, 06/01/25	701,000	811,775
7.750%, 10/01/96	100,000	109,188
7.875%, 04/01/23	30,000	35,740

		6,037,777

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—0.2%
ADT Corp. (The)
3.500%, 07/15/22	423,000	$368,201
4.125%, 06/15/23	27,000	23,963
4.875%, 07/15/42	200,000	150,501
California Institute of Technology
4.700%, 11/01/2111	165,000	139,966
ERAC USA Finance LLC
1.400%, 04/15/16 (144A)	11,000	11,009
3.300%, 10/15/22 (144A)	100,000	92,913
6.375%, 10/15/17 (144A)	395,000	457,087
6.700%, 06/01/34 (144A)	500,000	555,005
University of Pennsylvania
4.674%, 09/01/2112	254,000	225,096

		2,023,741

Computers—0.3%
Apple, Inc.
3.850%, 05/04/43	488,000	407,687
EMC Corp.
2.650%, 06/01/20	594,000	581,752
3.375%, 06/01/23	325,000	312,260
Hewlett-Packard Co.
3.750%, 12/01/20	150,000	149,673
4.300%, 06/01/21	118,000	119,599
HP Enterprise Services LLC
7.450%, 10/15/29	138,000	155,266
International Business Machines Corp.
1.625%, 05/15/20	105,000	98,462
1.875%, 08/01/22	105,000	91,764
3.375%, 08/01/23	585,000	569,968
5.700%, 09/14/17	300,000	344,489
6.220%, 08/01/27	1,000,000	1,182,740

		4,013,660

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The)
5.500%, 02/01/34	117,000	130,785
5.800%, 08/15/34	300,000	346,074
8.000%, 10/26/29	160,000	210,663

		687,522

Distribution/Wholesale—0.1%
Arrow Electronics, Inc.
3.000%, 03/01/18	26,000	26,013
6.000%, 04/01/20	250,000	266,614
7.500%, 01/15/27	361,000	414,579

		707,206

Diversified Financial Services—1.6%
Air Lease Corp.
3.375%, 01/15/19	410,000	410,000
American Express Co.
1.550%, 05/22/18	158,000	154,271
7.000%, 03/19/18	250,000	298,711

Diversified Financial Services—(Continued)
American Express Credit Corp.
1.300%, 07/29/16	811,000	817,276
1.750%, 06/12/15	200,000	203,227
2.750%, 09/15/15	150,000	155,229
American Honda Finance Corp.
1.125%, 10/07/16	190,000	190,777
1.500%, 09/11/17 (144A)	425,000	418,727
Ameriprise Financial, Inc.
4.000%, 10/15/23	600,000	598,221
5.650%, 11/15/15	144,000	156,396
BlackRock, Inc.
3.375%, 06/01/22	100,000	98,909
6.250%, 09/15/17	250,000	290,069
Blackstone Holdings Finance Co. LLC
5.875%, 03/15/21 (144A)	250,000	278,136
Capital One Bank USA N.A.
3.375%, 02/15/23	550,000	511,324
Caterpillar Financial Services Corp.
1.250%, 11/06/17	87,000	85,754
2.450%, 09/06/18	160,000	162,221
7.050%, 10/01/18	155,000	187,006
Charles Schwab Corp. (The)
4.450%, 07/22/20	750,000	810,734
CME Group, Inc.
3.000%, 09/15/22	300,000	283,295
Credit Suisse USA, Inc.
5.125%, 08/15/15	500,000	535,805
Ford Motor Credit Co. LLC
1.700%, 05/09/16	333,000	336,810
4.250%, 02/03/17	240,000	258,184
4.250%, 09/20/22	415,000	416,907
4.375%, 08/06/23	635,000	638,403
5.750%, 02/01/21	300,000	336,080
General Electric Capital Corp.
1.500%, 07/12/16	1,000,000	1,010,571
1.600%, 11/20/17	350,000	347,696
1.625%, 07/02/15	536,000	544,711
1.625%, 04/02/18	245,000	242,398
2.100%, 12/11/19	35,000	34,031
4.375%, 09/16/20	520,000	563,570
5.500%, 01/08/20	1,500,000	1,717,744
5.625%, 09/15/17	500,000	568,798
5.875%, 01/14/38	410,000	467,037
6.000%, 08/07/19	1,000,000	1,173,312
6.250%, 12/15/22 (b)	200,000	206,500
6.750%, 03/15/32	1,000,000	1,238,305
HSBC Finance Corp.
0.494%, 01/15/14 (b)	525,000	525,005
0.669%, 06/01/16 (b)	100,000	99,839
IntercontinentalExchange Group, Inc.
4.000%, 10/15/23	118,000	118,699
Invesco Finance plc
5.375%, 11/30/43	75,000	75,663
Jefferies Group LLC
5.125%, 04/13/18	75,000	81,094
8.500%, 07/15/19	375,000	457,500

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
John Deere Capital Corp.
0.950%, 06/29/15	44,000	$44,324
1.200%, 10/10/17	59,000	57,533
1.700%, 01/15/20	43,000	40,492
2.250%, 04/17/19	75,000	74,840
2.800%, 01/27/23	122,000	114,003
MassMutual Global Funding II
2.000%, 04/05/17 (144A)	250,000	250,735
Merrill Lynch & Co., Inc.
6.400%, 08/28/17	100,000	115,291
National Rural Utilities Cooperative Finance Corp.
0.488%, 05/27/16 (b)	500,000	500,139
8.000%, 03/01/32	400,000	536,568
10.375%, 11/01/18	40,000	54,095
PACCAR Financial Corp.
0.800%, 02/08/16	217,000	216,670
1.050%, 06/05/15	80,000	80,653
1.600%, 03/15/17	150,000	149,784
Toyota Motor Credit Corp.
0.411%, 12/05/14 (b)	458,000	458,557
1.250%, 10/05/17	200,000	196,335
2.000%, 10/24/18	350,000	349,898
2.050%, 01/12/17	300,000	306,598
2.625%, 01/10/23	400,000	370,898
4.250%, 01/11/21	150,000	160,656

		22,183,014

Electric—1.7%
Alabama Power Co.
5.500%, 10/15/17	147,000	166,019
5.700%, 02/15/33	150,000	166,861
American Electric Power Co., Inc.
1.650%, 12/15/17	119,000	116,598
Appalachian Power Co.
3.400%, 05/24/15	75,000	77,392
5.800%, 10/01/35	150,000	156,726
Arizona Public Service Co.
8.750%, 03/01/19	165,000	209,713
Atlantic City Electric Co.
7.750%, 11/15/18	135,000	166,680
Baltimore Gas & Electric Co.
2.800%, 08/15/22	143,000	133,115
3.350%, 07/01/23	460,000	441,648
CenterPoint Energy Houston Electric LLC
5.600%, 07/01/23	381,000	420,659
6.950%, 03/15/33	100,000	128,467
Cleveland Electric Illuminating Co. (The)
5.500%, 08/15/24	187,000	201,723
7.880%, 11/01/17	315,000	378,061
Commonwealth Edison Co.
4.600%, 08/15/43	250,000	242,325
5.875%, 02/01/33	150,000	170,099
6.450%, 01/15/38	175,000	211,795
Connecticut Light & Power Co. (The)
5.500%, 02/01/19	250,000	286,372

Electric—(Continued)
Consolidated Edison Co. of New York, Inc.
3.950%, 03/01/43	300,000	264,687
5.850%, 04/01/18	180,000	208,170
Consumers Energy Co.
3.950%, 05/15/43	200,000	176,671
Detroit Edison Co. (The)
5.450%, 02/15/35	30,000	31,169
Dominion Gas Holdings LLC
1.050%, 11/01/16 (144A)	170,000	169,459
4.800%, 11/01/43 (144A)	70,000	67,679
Dominion Resources, Inc.
4.450%, 03/15/21	496,000	525,876
5.150%, 07/15/15	150,000	159,605
5.250%, 08/01/33	400,000	421,890
8.875%, 01/15/19	200,000	254,124
DTE Electric Co.
5.700%, 10/01/37	250,000	282,235
DTE Energy Co.
3.850%, 12/01/23	137,000	135,263
Duke Energy Carolinas LLC
4.300%, 06/15/20	538,000	576,911
6.000%, 12/01/28	200,000	226,353
6.000%, 01/15/38	60,000	70,728
Duke Energy Corp.
1.625%, 08/15/17	680,000	675,702
3.050%, 08/15/22	415,000	394,187
6.250%, 06/15/18	375,000	434,107
Duke Energy Progress, Inc.
6.125%, 09/15/33	500,000	560,189
Entergy Arkansas, Inc.
3.050%, 06/01/23	461,000	429,824
Florida Power & Light Co.
4.950%, 06/01/35	300,000	314,408
5.625%, 04/01/34	110,000	124,821
Georgia Power Co.
4.300%, 03/15/43	305,000	273,891
Indiana Michigan Power Co.
3.200%, 03/15/23	250,000	233,699
Jersey Central Power & Light Co.
6.150%, 06/01/37	100,000	103,211
Kansas City Power & Light Co.
3.150%, 03/15/23	100,000	92,734
6.375%, 03/01/18	150,000	172,598
7.150%, 04/01/19	250,000	304,922
LG&E and KU Energy LLC
2.125%, 11/15/15	235,000	239,114
MidAmerican Energy Co.
3.700%, 09/15/23	300,000	298,639
MidAmerican Energy Holdings Co.
5.150%, 11/15/43 (144A)	140,000	141,166
Nevada Power Co.
5.875%, 01/15/15	700,000	737,769
6.500%, 08/01/18	425,000	503,222
6.650%, 04/01/36	150,000	183,101

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio
Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
NextEra Energy Capital Holdings, Inc.
1.200%, 06/01/15	49,000	$49,251
1.339%, 09/01/15	95,000	95,633
7.875%, 12/15/15	100,000	113,026
Nisource Finance Corp.
4.800%, 02/15/44	275,000	248,123
5.250%, 09/15/17	447,000	493,565
5.450%, 09/15/20	75,000	83,399
5.650%, 02/01/45	25,000	25,609
6.250%, 12/15/40	75,000	80,158
6.800%, 01/15/19	30,000	34,914
Northern States Power Co.
2.150%, 08/15/22	500,000	449,953
Pacific Gas & Electric Co.
2.450%, 08/15/22	91,000	81,695
3.250%, 06/15/23	300,000	284,574
5.800%, 03/01/37	255,000	281,110
PacifiCorp
2.950%, 02/01/22	445,000	427,725
5.500%, 01/15/19	65,000	74,645
5.900%, 08/15/34	15,000	16,428
6.100%, 08/01/36	116,000	135,849
6.250%, 10/15/37	260,000	309,990
7.700%, 11/15/31	40,000	52,971
Peco Energy Co.
2.375%, 09/15/22	250,000	227,191
5.350%, 03/01/18	530,000	601,306
PPL Capital Funding, Inc.
3.500%, 12/01/22	295,000	278,601
4.700%, 06/01/43	75,000	67,558
PPL Electric Utilities Corp.
2.500%, 09/01/22	86,000	79,280
4.750%, 07/15/43	42,000	42,033
6.450%, 08/15/37	150,000	182,436
PPL Energy Supply LLC
6.500%, 05/01/18	278,000	309,246
Progress Energy, Inc.
7.000%, 10/30/31	325,000	392,630
PSEG Power LLC
4.150%, 09/15/21	110,000	111,620
4.300%, 11/15/23	74,000	73,668
5.320%, 09/15/16	45,000	49,513
5.500%, 12/01/15	428,000	463,651
Public Service Co. of Colorado
2.250%, 09/15/22	47,000	42,606
3.950%, 03/15/43	200,000	177,897
5.125%, 06/01/19	150,000	169,112
5.800%, 08/01/18	130,000	150,480
Public Service Co. of New Hampshire
3.500%, 11/01/23	55,000	53,852
6.000%, 05/01/18	410,000	451,050
Public Service Co. of Oklahoma
5.150%, 12/01/19	50,000	55,393
6.625%, 11/15/37	100,000	115,652
Public Service Electric & Gas Co.
3.650%, 09/01/42	56,000	47,220

Electric—(Continued)
San Diego Gas & Electric Co.
5.350%, 05/15/35	100,000	109,483
6.000%, 06/01/26	100,000	119,349
Southern California Edison Co.
0.693%, 09/15/14 (b)	104,000	104,244
3.500%, 10/01/23	239,000	234,232
3.900%, 03/15/43	185,000	163,085
4.650%, 04/01/15	150,000	157,550
Southern Power Co.
4.875%, 07/15/15	319,000	338,448
5.250%, 07/15/43	140,000	139,064
TECO Finance, Inc.
6.572%, 11/01/17	150,000	173,428
Toledo Edison Co. (The)
6.150%, 05/15/37	250,000	274,886
7.250%, 05/01/20	15,000	17,880
Virginia Electric and Power Co.
1.200%, 01/15/18	33,000	32,037
Xcel Energy, Inc.
0.750%, 05/09/16	95,000	94,199
4.700%, 05/15/20	245,000	268,882

		23,169,757

Electrical Components & Equipment—0.0%
Emerson Electric Co.
5.250%, 10/15/18	375,000	425,077
6.000%, 08/15/32	70,000	79,376

		504,453

Electronics—0.1%
Honeywell International, Inc.
5.300%, 03/15/17	105,000	116,944
Koninklijke Philips NV
3.750%, 03/15/22	100,000	100,054
6.875%, 03/11/38	100,000	121,521
Thermo Fisher Scientific, Inc.
1.300%, 02/01/17	176,000	175,235
4.150%, 02/01/24	103,000	102,021
5.300%, 02/01/44	80,000	80,894

		696,669

Engineering & Construction—0.0%
ABB Finance USA, Inc.
1.625%, 05/08/17	165,000	164,672
2.875%, 05/08/22	100,000	94,493
Fluor Corp.
3.375%, 09/15/21	105,000	102,344
Heathrow Funding, Ltd.
2.500%, 06/25/15 (144A)	200,000	202,642

		564,151

Environmental Control—0.2%
Republic Services, Inc.
5.500%, 09/15/19	600,000	675,142
6.086%, 03/15/35	230,000	251,446

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Environmental Control—(Continued)
Waste Management, Inc.
2.900%, 09/15/22	354,000	$327,939
7.125%, 12/15/17	179,000	208,221
7.375%, 03/11/19	100,000	120,946
7.375%, 05/15/29	450,000	547,551

		2,131,245

Food—0.5%
ConAgra Foods, Inc.
1.900%, 01/25/18	120,000	117,800
2.100%, 03/15/18	21,000	20,769
3.200%, 01/25/23	305,000	283,171
6.625%, 08/15/39	125,000	141,848
7.000%, 04/15/19	200,000	237,022
7.125%, 10/01/26	40,000	47,828
8.250%, 09/15/30	70,000	90,261
General Mills, Inc.
3.150%, 12/15/21	244,000	238,849
5.700%, 02/15/17	500,000	560,675
Kellogg Co.
4.000%, 12/15/20	100,000	103,774
7.450%, 04/01/31	500,000	630,668
Kraft Foods Group, Inc.
3.500%, 06/06/22	355,000	345,981
5.000%, 06/04/42	150,000	147,869
6.125%, 08/23/18	500,000	582,812
6.875%, 01/26/39	300,000	365,352
Kroger Co. (The)
0.804%, 10/17/16 (b)	700,000	701,536
2.300%, 01/15/19	70,000	69,649
3.850%, 08/01/23	65,000	63,996
5.150%, 08/01/43	225,000	219,488
6.400%, 08/15/17	100,000	114,574
7.700%, 06/01/29	110,000	134,990
8.000%, 09/15/29	400,000	504,447
Mondelez International, Inc.
6.500%, 11/01/31	900,000	1,024,069

		6,747,428

Forest Products & Paper—0.0%
International Paper Co.
6.000%, 11/15/41	215,000	233,481

Gas—0.3%
AGL Capital Corp.
5.875%, 03/15/41	147,000	161,235
6.000%, 10/01/34	250,000	282,206
6.375%, 07/15/16	150,000	167,257
Atmos Energy Corp.
6.350%, 06/15/17	355,000	401,458
8.500%, 03/15/19	350,000	448,511
Sempra Energy
1.003%, 03/15/14 (b)	600,000	600,865
2.875%, 10/01/22	640,000	589,264
6.500%, 06/01/16	350,000	393,821

Gas—(Continued)
Sempra Energy
9.800%, 02/15/19	267,000	352,717

		3,397,334

Healthcare-Products—0.1%
Baxter International, Inc.
1.850%, 06/15/18	57,000	56,287
2.400%, 08/15/22	112,000	101,527
4.500%, 08/15/19	125,000	136,950
Covidien International Finance S.A.
2.950%, 06/15/23	300,000	277,519
6.000%, 10/15/17	200,000	229,112
CR Bard, Inc.
1.375%, 01/15/18	250,000	241,177
Hospira, Inc.
6.050%, 03/30/17	150,000	165,508
Medtronic, Inc.
4.500%, 03/15/14	150,000	151,202

		1,359,282

Healthcare-Services—0.5%
Aetna, Inc.
2.750%, 11/15/22	255,000	234,894
3.950%, 09/01/20	416,000	434,923
4.125%, 06/01/21	500,000	524,704
4.500%, 05/15/42	150,000	139,441
Cigna Corp.
4.000%, 02/15/22	355,000	361,343
5.125%, 06/15/20	330,000	366,018
Howard Hughes Medical Institute
3.500%, 09/01/23	800,000	786,688
Kaiser Foundation Hospitals
3.500%, 04/01/22	765,000	725,116
Quest Diagnostics, Inc.
1.098%, 03/24/14 (b)	180,000	180,228
3.200%, 04/01/16	50,000	51,852
6.400%, 07/01/17	150,000	170,557
6.950%, 07/01/37	25,000	27,585
UnitedHealth Group, Inc.
2.750%, 02/15/23	46,000	42,120
2.875%, 03/15/23	300,000	279,152
3.950%, 10/15/42	310,000	262,900
4.700%, 02/15/21	100,000	109,105
5.375%, 03/15/16	77,000	84,285
5.800%, 03/15/36	225,000	247,516
6.625%, 11/15/37	175,000	211,725
Ventas Realty L.P.
5.700%, 09/30/43	105,000	107,487
WellPoint, Inc.
2.300%, 07/15/18	510,000	505,953
3.125%, 05/15/22	100,000	93,788
3.300%, 01/15/23	35,000	32,662
5.100%, 01/15/44	295,000	292,536
5.950%, 12/15/34	700,000	757,606

		7,030,184

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd.
2.000%, 11/08/17 (144A)	200,000	$197,393

Household Products/Wares—0.0%
Kimberly-Clark Corp.
2.400%, 06/01/23	350,000	316,567
3.625%, 08/01/20	45,000	46,924
6.125%, 08/01/17	98,000	113,041

		476,532

Insurance—1.0%
ACE INA Holdings, Inc.
2.600%, 11/23/15	50,000	51,728
2.700%, 03/13/23	200,000	183,264
5.700%, 02/15/17	177,000	198,479
5.800%, 03/15/18	36,000	41,006
5.875%, 06/15/14	15,000	15,367
5.900%, 06/15/19	81,000	94,562
Aflac, Inc.
2.650%, 02/15/17	100,000	103,191
8.500%, 05/15/19	600,000	766,321
AIG SunAmerica Global Financing X
6.900%, 03/15/32 (144A)	1,335,000	1,618,535
Allstate Corp. (The)
3.150%, 06/15/23	173,000	164,064
5.750%, 08/15/53 (b)	320,000	322,400
American International Group, Inc.
4.875%, 06/01/22	215,000	231,087
6.400%, 12/15/20	670,000	791,847
Aon Corp.
3.125%, 05/27/16	100,000	104,287
3.500%, 09/30/15	155,000	161,772
5.000%, 09/30/20	200,000	219,684
AXA S.A.
8.600%, 12/15/30	55,000	67,719
Berkshire Hathaway Finance Corp.
1.300%, 05/15/18	129,000	126,057
3.000%, 05/15/22	650,000	623,126
Berkshire Hathaway, Inc.
1.900%, 01/31/17	200,000	204,603
4.500%, 02/11/43	210,000	194,134
CNA Financial Corp.
7.250%, 11/15/23	153,000	183,432
7.350%, 11/15/19	50,000	60,611
Five Corners Funding Trust
4.419%, 11/15/23 (144A)	120,000	118,287
Hartford Financial Services Group, Inc.
5.125%, 04/15/22	65,000	70,799
ING U.S., Inc.
2.900%, 02/15/18	565,000	577,874
5.650%, 05/15/53 (b)	160,000	155,600
Liberty Mutual Group, Inc.
5.000%, 06/01/21 (144A)	220,000	230,733
6.500%, 03/15/35 (144A)	300,000	327,532
Lincoln National Corp.
6.250%, 02/15/20	375,000	432,310

Insurance—(Continued)
Markel Corp.
3.625%, 03/30/23	275,000	258,830
Massachusetts Mutual Life Insurance Co.
8.875%, 06/01/39 (144A)	401,000	574,658
Nationwide Mutual Insurance Co.
7.875%, 04/01/33 (144A)	200,000	243,874
8.250%, 12/01/31 (144A)	135,000	165,594
9.375%, 08/15/39 (144A)	138,000	193,522
New York Life Global Funding
2.450%, 07/14/16 (144A)	150,000	155,251
New York Life Insurance Co.
5.875%, 05/15/33 (144A)	100,000	109,525
Pacific Life Insurance Co.
9.250%, 06/15/39 (144A)	200,000	277,742
Pricoa Global Funding I
1.600%, 05/29/18 (144A)	617,000	598,086
Principal Financial Group, Inc.
6.050%, 10/15/36	100,000	113,511
Principal Life Global Funding II
0.606%, 05/27/16 (144A) (b)	500,000	500,853
Prudential Financial, Inc.
5.200%, 03/15/44 (b)	445,000	430,538
Prudential Insurance Co. of America (The)
8.300%, 07/01/25 (144A)	800,000	1,004,168
Swiss Re Capital I L.P.
6.854%, 05/25/16 (144A) (b)	100,000	105,700
Swiss Re Treasury US Corp.
4.250%, 12/06/42 (144A)	120,000	103,121
Travelers Cos., Inc. (The)
3.900%, 11/01/20	25,000	26,338
6.750%, 06/20/36	175,000	219,494
Travelers Property Casualty Corp.
6.375%, 03/15/33	100,000	120,384

		13,641,600

Internet—0.1%
Amazon.com, Inc.
2.500%, 11/29/22	355,000	320,006
eBay, Inc.
2.600%, 07/15/22	37,000	34,030
3.250%, 10/15/20	408,000	415,083

		769,119

Iron/Steel—0.1%
Nucor Corp.
4.000%, 08/01/23	90,000	87,856
5.850%, 06/01/18	550,000	623,141
Vale Overseas, Ltd.
4.375%, 01/11/22	80,000	77,727

		788,724

Machinery-Construction & Mining—0.1%
Caterpillar, Inc.
1.500%, 06/26/17	69,000	68,666
2.600%, 06/26/22	31,000	28,739

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Machinery-Construction & Mining—(Continued)
Caterpillar, Inc.
3.803%, 08/15/42	255,000	$214,436
5.300%, 09/15/35	400,000	421,483
7.300%, 05/01/31	384,000	485,799

		1,219,123

Machinery-Diversified—0.1%
Deere & Co.
5.375%, 10/16/29	1,175,000	1,319,332
8.100%, 05/15/30	61,000	84,709

		1,404,041

Media—1.2%
21st Century Fox America, Inc.
5.400%, 10/01/43 (144A)	150,000	151,884
6.650%, 11/15/37	110,000	128,399
CBS Corp.
1.950%, 07/01/17	165,000	165,299
7.875%, 09/01/23	100,000	117,969
7.875%, 07/30/30	175,000	217,731
8.875%, 05/15/19	547,000	699,356
Comcast Corp.
4.250%, 01/15/33	303,000	281,462
5.875%, 02/15/18	100,000	114,699
6.500%, 11/15/35	185,000	215,785
7.050%, 03/15/33	187,000	226,239
COX Communications, Inc.
6.450%, 12/01/36 (144A)	255,000	259,746
DIRECTV Financing Co., Inc.
4.600%, 02/15/21	100,000	103,269
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc.
1.750%, 01/15/18	141,000	138,316
2.400%, 03/15/17	120,000	122,167
3.500%, 03/01/16	80,000	83,975
5.000%, 03/01/21	225,000	236,365
5.150%, 03/15/42	320,000	287,393
5.200%, 03/15/20	600,000	653,383
5.875%, 10/01/19	200,000	226,557
Discovery Communications LLC
4.875%, 04/01/43	60,000	55,349
5.050%, 06/01/20	375,000	409,330
Grupo Televisa S.A.B.
8.500%, 03/11/32	100,000	125,565
Historic TW, Inc.
6.875%, 06/15/18	100,000	118,890
NBCUniversal Enterprise, Inc.
1.662%, 04/15/18 (144A)	160,000	156,266
NBCUniversal Media LLC
2.875%, 01/15/23	450,000	416,599
4.450%, 01/15/43	400,000	358,330
News America, Inc.
7.125%, 04/08/28	220,000	257,729
7.250%, 05/18/18	265,000	320,074
7.280%, 06/30/28	400,000	475,554

Media—(Continued)
News America, Inc.
7.300%, 04/30/28	218,000	255,200
7.625%, 11/30/28	100,000	124,034
TCI Communications, Inc.
7.875%, 02/15/26	996,000	1,290,299
Thomson Reuters Corp.
1.300%, 02/23/17	162,000	161,285
3.950%, 09/30/21	500,000	498,135
Time Warner Cable, Inc.
4.500%, 09/15/42	110,000	83,332
6.750%, 07/01/18	660,000	740,149
Time Warner Entertainment Co. L.P.
8.375%, 03/15/23	265,000	304,798
8.375%, 07/15/33	450,000	490,267
Time Warner, Inc.
4.050%, 12/15/23	286,000	285,166
4.750%, 03/29/21	500,000	533,186
5.350%, 12/15/43	200,000	202,546
6.200%, 03/15/40	205,000	225,840
6.500%, 11/15/36	250,000	282,469
7.625%, 04/15/31	350,000	442,948
Viacom, Inc.
3.250%, 03/15/23	44,000	40,754
4.250%, 09/01/23	900,000	898,128
5.850%, 09/01/43	300,000	315,367
6.125%, 10/05/17	400,000	452,632
6.875%, 04/30/36	375,000	433,095
Walt Disney Co. (The)
3.750%, 06/01/21	673,000	694,732

		15,878,042

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp.
2.500%, 01/15/23	300,000	271,795

Mining—0.5%
Barrick Gold Corp.
3.850%, 04/01/22	100,000	90,063
5.250%, 04/01/42	140,000	116,779
BHP Billiton Finance USA, Ltd.
2.050%, 09/30/18	137,000	136,983
2.875%, 02/24/22	400,000	382,528
3.250%, 11/21/21	500,000	497,037
5.000%, 09/30/43	205,000	208,432
5.400%, 03/29/17	450,000	503,981
Freeport-McMoRan Copper & Gold, Inc.
2.375%, 03/15/18	573,000	571,600
3.100%, 03/15/20	482,000	468,278
3.875%, 03/15/23	400,000	378,258
5.450%, 03/15/43	167,000	159,825
Freeport-McMoRan Corp.
9.500%, 06/01/31	500,000	636,207
Rio Tinto Finance USA plc
1.375%, 06/17/16	250,000	253,893
2.000%, 03/22/17	500,000	502,427
2.875%, 08/21/22	570,000	531,257

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Mining—(Continued)
Rio Tinto Finance USA, Ltd.
7.125%, 07/15/28	280,000	$344,362
Teck Resources, Ltd.
6.250%, 07/15/41	590,000	587,304
Xstrata Finance Canada, Ltd.
4.250%, 10/25/22 (144A)	175,000	166,859
5.550%, 10/25/42 (144A)	95,000	88,004

		6,624,077

Miscellaneous Manufacturing—0.3%
Cooper US, Inc.
5.450%, 04/01/15	250,000	264,286
Eaton Corp.
0.573%, 06/16/14 (b)	330,000	330,417
1.500%, 11/02/17	318,000	311,746
General Electric Co.
2.700%, 10/09/22	148,000	138,528
4.125%, 10/09/42	205,000	189,391
Honeywell, Inc.
6.625%, 06/15/28	250,000	296,982
Illinois Tool Works, Inc.
3.900%, 09/01/42	200,000	171,152
6.250%, 04/01/19	172,000	205,133
Ingersoll-Rand Global Holding Co., Ltd.
4.250%, 06/15/23 (144A)	135,000	131,856
6.875%, 08/15/18	272,000	320,115
Parker Hannifin Corp.
6.550%, 07/15/18	500,000	586,599
Siemens Financieringsmaatschappij NV
5.750%, 10/17/16 (144A)	230,000	259,165
Tyco International Finance S.A.
8.500%, 01/15/19	142,000	174,182

		3,379,552

Multi-Utilities—0.0%
Centrica plc
4.000%, 10/16/23 (144A)	200,000	194,794
Oglethorpe Power Corp.
5.375%, 11/01/40	115,000	117,971

		312,765

Office/Business Equipment—0.0%
Xerox Corp.
1.059%, 05/16/14 (b)	135,000	135,111
6.750%, 02/01/17	100,000	113,575

		248,686

Oil & Gas—1.9%
Anadarko Petroleum Corp.
5.950%, 09/15/16	280,000	311,938
6.375%, 09/15/17	780,000	895,494
Apache Corp.
3.625%, 02/01/21	750,000	772,153
6.000%, 01/15/37	150,000	170,047

Oil & Gas—(Continued)
BP Capital Markets plc
0.843%, 03/11/14 (b)	72,000	72,078
1.375%, 11/06/17	40,000	39,392
2.241%, 09/26/18	650,000	651,876
2.750%, 05/10/23	70,000	63,917
3.245%, 05/06/22	585,000	567,018
4.500%, 10/01/20	600,000	648,249
4.742%, 03/11/21	500,000	546,932
4.750%, 03/10/19	575,000	640,916
Burlington Resources Finance Co.
7.400%, 12/01/31	300,000	388,945
Canadian Natural Resources, Ltd.
5.700%, 05/15/17	190,000	213,525
5.850%, 02/01/35	405,000	429,603
7.200%, 01/15/32	200,000	239,633
Canadian Oil Sands, Ltd.
6.000%, 04/01/42 (144A)	115,000	117,601
Cenovus Energy, Inc.
3.000%, 08/15/22	170,000	159,416
3.800%, 09/15/23	500,000	487,442
5.200%, 09/15/43	160,000	158,667
5.700%, 10/15/19	325,000	370,218
Chevron Corp.
1.718%, 06/24/18	260,000	259,019
2.427%, 06/24/20	176,000	171,259
3.191%, 06/24/23	900,000	863,956
CNOOC Finance 2013, Ltd.
1.750%, 05/09/18	600,000	586,502
ConocoPhillips
6.000%, 01/15/20	325,000	381,263
ConocoPhillips Holding Co.
6.950%, 04/15/29	225,000	284,710
Devon Energy Corp.
1.200%, 12/15/16	320,000	319,866
2.250%, 12/15/18	250,000	247,381
2.400%, 07/15/16	500,000	514,145
5.600%, 07/15/41	35,000	36,474
7.950%, 04/15/32	235,000	305,845
Diamond Offshore Drilling, Inc.
3.450%, 11/01/23	228,000	220,121
EOG Resources, Inc.
2.625%, 03/15/23	478,000	434,870
5.875%, 09/15/17	50,000	57,190
6.875%, 10/01/18	120,000	144,321
Hess Corp.
7.875%, 10/01/29	175,000	223,018
Kerr-McGee Corp.
7.875%, 09/15/31	620,000	775,832
Marathon Oil Corp.
6.000%, 10/01/17	400,000	453,312
6.800%, 03/15/32	727,000	853,747
Marathon Petroleum Corp.
6.500%, 03/01/41	220,000	250,736
Nabors Industries, Inc.
5.000%, 09/15/20	225,000	234,126

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Nexen, Inc.
5.875%, 03/10/35	270,000	$288,351
Noble Energy, Inc.
5.250%, 11/15/43	160,000	159,869
Occidental Petroleum Corp.
1.750%, 02/15/17	500,000	501,720
8.450%, 02/15/29	135,000	174,775
Petro-Canada
5.350%, 07/15/33	165,000	168,114
Petrobras Global Finance B.V.
4.375%, 05/20/23	84,000	74,835
Petrobras International Finance Co.
6.750%, 01/27/41	330,000	307,043
Phillips 66
1.950%, 03/05/15	150,000	152,090
5.875%, 05/01/42	85,000	92,186
Shell International Finance B.V.
2.250%, 01/06/23	205,000	183,050
2.375%, 08/21/22	440,000	402,894
3.400%, 08/12/23	350,000	341,129
3.625%, 08/21/42	25,000	20,909
5.200%, 03/22/17	500,000	558,532
Shell International Finance BV
4.550%, 08/12/43	240,000	234,082
Sinopec Group Overseas Development 2013, Ltd.
4.375%, 10/17/23 (144A)	582,000	571,477
Statoil ASA
1.200%, 01/17/18	25,000	24,403
2.900%, 11/08/20	90,000	89,411
5.100%, 08/17/40	100,000	103,788
7.250%, 09/23/27	205,000	265,785
Suncor Energy, Inc.
5.950%, 12/01/34	100,000	108,885
6.100%, 06/01/18	805,000	930,546
6.500%, 06/15/38	249,000	289,871
7.150%, 02/01/32	100,000	127,548
Talisman Energy, Inc.
5.850%, 02/01/37	100,000	96,622
7.750%, 06/01/19	350,000	419,183
Tosco Corp.
8.125%, 02/15/30	526,000	732,773
Total Capital Canada, Ltd.
0.624%, 01/17/14 (b)	26,000	26,005
2.750%, 07/15/23	1,079,000	996,801
Total Capital International S.A.
1.550%, 06/28/17	308,000	308,066
2.700%, 01/25/23	555,000	511,956
2.875%, 02/17/22	70,000	66,567
3.700%, 01/15/24	150,000	148,316
Total Capital S.A.
4.125%, 01/28/21	105,000	111,060
4.250%, 12/15/21	150,000	158,753
4.450%, 06/24/20	190,000	206,969
Transocean, Inc.
3.800%, 10/15/22	78,000	73,930
6.375%, 12/15/21	85,000	95,516

Oil & Gas—(Continued)
Transocean, Inc.
6.500%, 11/15/20	75,000	85,646
7.375%, 04/15/18	75,000	86,992
7.500%, 04/15/31	55,000	62,860

		25,922,061

Oil & Gas Services—0.3%
Baker Hughes, Inc.
6.875%, 01/15/29	153,000	189,621
Cameron International Corp.
1.169%, 06/02/14 (b)	155,000	155,457
6.375%, 07/15/18	80,000	93,036
Halliburton Co.
3.500%, 08/01/23	714,000	692,132
4.750%, 08/01/43	230,000	225,871
6.700%, 09/15/38	350,000	431,250
National Oilwell Varco, Inc.
1.350%, 12/01/17	29,000	28,492
2.600%, 12/01/22	200,000	184,061
Schlumberger Investment S.A.
1.250%, 08/01/17 (144A)	643,000	628,473
3.650%, 12/01/23	458,000	454,012
Weatherford International LLC
6.800%, 06/15/37	100,000	108,078
Weatherford International, Ltd.
5.125%, 09/15/20	100,000	107,426
6.000%, 03/15/18	200,000	224,457
6.500%, 08/01/36	560,000	584,074
6.750%, 09/15/40	100,000	108,156

		4,214,596

Pharmaceuticals—1.0%
Abbott Laboratories
5.125%, 04/01/19	158,000	178,625
AbbVie, Inc.
1.200%, 11/06/15	180,000	181,830
1.750%, 11/06/17	874,000	872,503
2.900%, 11/06/22	500,000	467,328
4.400%, 11/06/42	195,000	181,871
Actavis, Inc.
1.875%, 10/01/17	390,000	385,933
Allergan, Inc.
5.750%, 04/01/16	80,000	88,498
AstraZeneca plc
6.450%, 09/15/37	360,000	429,876
Bristol-Myers Squibb Co.
2.000%, 08/01/22	40,000	35,406
6.800%, 11/15/26	100,000	125,683
6.875%, 08/01/97	100,000	124,840
Cardinal Health, Inc.
3.200%, 03/15/23	170,000	159,164
4.000%, 06/15/15	200,000	209,315
Express Scripts Holding Co.
2.650%, 02/15/17	229,000	236,025
3.125%, 05/15/16	95,000	99,153

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Express Scripts Holding Co.
4.750%, 11/15/21	230,000	$243,033
6.125%, 11/15/41	350,000	393,715
7.250%, 06/15/19	135,000	163,751
GlaxoSmithKline Capital plc
2.850%, 05/08/22	870,000	820,537
GlaxoSmithKline Capital, Inc.
2.800%, 03/18/23	143,000	132,438
4.200%, 03/18/43	100,000	91,429
5.375%, 04/15/34	300,000	326,482
Johnson & Johnson
6.950%, 09/01/29	700,000	919,724
McKesson Corp.
0.950%, 12/04/15	34,000	33,978
2.700%, 12/15/22	79,000	70,751
Mead Johnson Nutrition Co.
4.900%, 11/01/19	135,000	147,212
5.900%, 11/01/39	300,000	323,153
Medco Health Solutions, Inc.
4.125%, 09/15/20	450,000	465,948
Merck & Co., Inc.
2.400%, 09/15/22	62,000	56,633
6.300%, 01/01/26	112,000	133,917
6.550%, 09/15/37	308,000	384,036
Merck Sharp & Dohme Corp.
5.950%, 12/01/28	500,000	583,123
Mylan, Inc.
1.800%, 06/24/16 (144A)	230,000	234,475
2.600%, 06/24/18 (144A)	50,000	50,029
5.400%, 11/29/43	350,000	352,825
Novartis Capital Corp.
2.400%, 09/21/22	300,000	275,049
Novartis Securities Investment, Ltd.
5.125%, 02/10/19	200,000	226,474
Perrigo Co. plc
1.300%, 11/08/16 (144A)	305,000	303,943
5.300%, 11/15/43 (144A)	300,000	294,463
Pfizer, Inc.
0.543%, 06/15/18 (b)	300,000	300,017
Sanofi
2.625%, 03/29/16	419,000	435,699
Teva Pharmaceutical Finance Co. B.V.
2.950%, 12/18/22	50,000	45,269
3.650%, 11/10/21	465,000	456,081
Teva Pharmaceutical Finance III B.V.
0.746%, 03/21/14 (b)	95,000	95,070
Teva Pharmaceutical Finance IV LLC
2.250%, 03/18/20	98,000	93,189
Wyeth LLC
5.500%, 02/15/16	100,000	109,812
6.500%, 02/01/34	806,000	986,625
Zoetis, Inc.
1.875%, 02/01/18	52,000	51,573
3.250%, 02/01/23	460,000	430,409
4.700%, 02/01/43	43,000	40,190

		13,847,102

Pipelines—0.7%
DCP Midstream Operating L.P.
3.875%, 03/15/23	340,000	313,094
Enbridge, Inc.
4.000%, 10/01/23	145,000	142,400
Energy Transfer Partners L.P.
3.600%, 02/01/23	75,000	69,453
6.500%, 02/01/42	235,000	252,567
Enterprise Products Operating LLC
3.700%, 06/01/15	650,000	676,733
4.850%, 03/15/44	230,000	216,292
5.200%, 09/01/20	190,000	211,351
5.250%, 01/31/20	500,000	557,463
6.125%, 10/15/39	400,000	441,564
6.875%, 03/01/33	162,000	193,663
Kinder Morgan Energy Partners L.P.
3.950%, 09/01/22	475,000	462,869
5.000%, 03/01/43	185,000	170,746
Magellan Midstream Partners L.P.
6.550%, 07/15/19	595,000	704,090
ONEOK Partners L.P.
3.250%, 02/01/16	115,000	119,571
6.200%, 09/15/43	200,000	215,881
Plains All American Pipeline L.P. / PAA Finance Corp.
3.650%, 06/01/22	350,000	343,872
3.850%, 10/15/23	255,000	248,753
5.750%, 01/15/20	265,000	302,497
6.650%, 01/15/37	425,000	496,721
Spectra Energy Capital LLC
3.300%, 03/15/23	237,000	209,891
6.750%, 07/15/18	185,000	212,287
6.750%, 02/15/32	705,000	730,798
7.500%, 09/15/38	85,000	97,740
Spectra Energy Partners L.P.
2.950%, 09/25/18	140,000	141,908
5.950%, 09/25/43	193,000	206,326
Texas Eastern Transmission L.P.
2.800%, 10/15/22 (144A)	46,000	41,133
6.000%, 09/15/17 (144A)	150,000	170,222
TransCanada PipeLines, Ltd.
0.750%, 01/15/16	500,000	498,748
0.927%, 06/30/16 (b)	300,000	302,819
2.500%, 08/01/22	75,000	68,406
5.850%, 03/15/36	176,000	191,559
7.125%, 01/15/19	142,000	171,637
7.250%, 08/15/38	300,000	380,148

		9,563,202

Real Estate—0.0%
WCI Finance LLC / WEA Finance LLC
5.700%, 10/01/16 (144A)	175,000	195,365

Real Estate Investment Trusts—0.6%
American Tower Corp.
3.500%, 01/31/23	35,000	31,911
5.000%, 02/15/24	474,000	477,505

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
AvalonBay Communities, Inc.
3.625%, 10/01/20	135,000	$136,471
Boston Properties L.P.
3.800%, 02/01/24	227,000	217,684
3.850%, 02/01/23	320,000	312,655
5.625%, 11/15/20	300,000	337,513
5.875%, 10/15/19	100,000	114,834
Camden Property Trust
4.875%, 06/15/23	130,000	135,575
DDR Corp.
3.500%, 01/15/21	320,000	311,472
Duke Realty L.P.
3.875%, 02/15/21	265,000	261,447
6.750%, 03/15/20	185,000	213,712
7.375%, 02/15/15	175,000	187,184
8.250%, 08/15/19	145,000	179,534
ERP Operating L.P.
4.625%, 12/15/21	100,000	105,426
4.750%, 07/15/20	190,000	204,849
5.750%, 06/15/17	600,000	673,670
HCP, Inc.
3.150%, 08/01/22	120,000	110,138
3.750%, 02/01/19	100,000	103,868
5.375%, 02/01/21	420,000	457,203
5.625%, 05/01/17	345,000	384,633
Kimco Realty Corp.
3.125%, 06/01/23	175,000	159,145
Liberty Property L.P.
3.375%, 06/15/23	75,000	68,260
4.400%, 02/15/24	155,000	152,195
ProLogis L.P.
4.250%, 08/15/23	333,000	328,956
6.625%, 05/15/18	222,000	259,289
Simon Property Group L.P.
2.750%, 02/01/23	135,000	123,363
5.650%, 02/01/20	250,000	284,244
5.875%, 03/01/17	404,000	453,105
10.350%, 04/01/19	340,000	460,079
UDR, Inc.
3.700%, 10/01/20	140,000	140,754
Ventas Realty L.P. / Ventas Capital Corp.
4.250%, 03/01/22	405,000	407,547
Weingarten Realty Investors
4.450%, 01/15/24	75,000	73,461

		7,867,682

Retail—0.8%
CVS Caremark Corp.
1.200%, 12/05/16	500,000	500,507
5.300%, 12/05/43	25,000	25,854
5.750%, 06/01/17	130,000	147,434
5.750%, 05/15/41	220,000	240,101
CVS Pass-Through Trust
4.704%, 01/10/36 (144A)	95,000	94,877
5.880%, 01/10/28	547,305	593,764

Retail—(Continued)
Dollar General Corp.
3.250%, 04/15/23	500,000	459,933
Gap, Inc. (The)
5.950%, 04/12/21	212,000	234,254
Home Depot, Inc. (The)
2.250%, 09/10/18	596,000	604,197
4.875%, 02/15/44	100,000	101,257
5.400%, 09/15/40	200,000	216,517
5.875%, 12/16/36	100,000	115,390
Lowe’s Cos., Inc.
3.800%, 11/15/21	500,000	515,499
5.500%, 10/15/35	275,000	292,536
5.800%, 10/15/36	150,000	165,223
6.500%, 03/15/29	125,000	148,257
Macy’s Retail Holdings, Inc.
2.875%, 02/15/23	265,000	239,831
4.300%, 02/15/43	80,000	67,516
5.900%, 12/01/16	295,000	330,895
6.700%, 09/15/28	435,000	479,888
6.900%, 04/01/29	113,000	128,230
6.900%, 01/15/32	180,000	206,015
7.000%, 02/15/28	150,000	169,886
McDonald’s Corp.
4.875%, 07/15/40	340,000	347,149
6.300%, 10/15/37	325,000	396,041
Nordstrom, Inc.
5.000%, 01/15/44 (144A)	110,000	108,726
6.950%, 03/15/28	60,000	72,433
Target Corp.
6.350%, 11/01/32	250,000	292,698
6.650%, 08/01/28	182,000	214,775
6.750%, 01/01/28	66,000	78,219
Wal-Mart Stores, Inc.
1.125%, 04/11/18	135,000	131,018
1.950%, 12/15/18	465,000	463,322
3.250%, 10/25/20	800,000	816,885
4.000%, 04/11/43	475,000	422,742
4.125%, 02/01/19	250,000	271,168
5.250%, 09/01/35	775,000	841,908
5.875%, 04/05/27	90,000	106,553
6.750%, 10/15/23	111,000	136,866
Walgreen Co.
3.100%, 09/15/22	94,000	88,124

		10,866,488

Savings & Loans—0.0%
Nationwide Building Society
4.650%, 02/25/15 (144A)	200,000	208,344

Semiconductors—0.1%
Intel Corp.
1.350%, 12/15/17	88,000	86,974
3.300%, 10/01/21	740,000	735,184
National Semiconductor Corp.
6.600%, 06/15/17	170,000	198,671

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Samsung Electronics America, Inc.
1.750%, 04/10/17 (144A)	245,000	$243,431
Texas Instruments, Inc.
1.650%, 08/03/19	110,000	105,958

		1,370,218

Software—0.3%
Intuit, Inc.
5.750%, 03/15/17	431,000	481,895
Microsoft Corp.
0.875%, 11/15/17	65,000	63,995
3.500%, 11/15/42	190,000	156,918
4.500%, 10/01/40	275,000	261,242
4.875%, 12/15/43	165,000	168,644
5.200%, 06/01/39	500,000	529,550
Oracle Corp.
1.200%, 10/15/17	364,000	358,197
2.500%, 10/15/22	2,059,000	1,885,912
3.625%, 07/15/23	161,000	159,707
5.000%, 07/08/19	200,000	226,417
6.125%, 07/08/39	70,000	81,563

		4,374,040

Telecommunications—1.7%
Alltel Corp.
6.800%, 05/01/29	280,000	323,838
America Movil S.A.B. de C.V.
1.244%, 09/12/16 (b)	1,000,000	1,010,374
3.125%, 07/16/22	620,000	572,352
5.000%, 10/16/19	100,000	109,250
5.625%, 11/15/17	125,000	140,802
6.375%, 03/01/35	600,000	648,986
AT&T, Inc.
0.624%, 02/12/16 (b)	750,000	748,550
1.400%, 12/01/17	300,000	295,753
1.700%, 06/01/17	915,000	909,394
2.375%, 11/27/18	740,000	740,635
2.625%, 12/01/22	420,000	378,950
4.300%, 12/15/42	563,000	477,559
BellSouth Capital Funding Corp.
7.875%, 02/15/30	550,000	646,412
British Telecommunications plc
2.000%, 06/22/15	900,000	915,826
5.950%, 01/15/18	100,000	114,347
9.625%, 12/15/30	75,000	111,918
Cisco Systems, Inc.
4.450%, 01/15/20	15,000	16,360
5.500%, 01/15/40	235,000	248,638
5.900%, 02/15/39	750,000	833,833
Crown Castle Towers, LLC
4.883%, 08/15/20 (144A)	500,000	524,562
Deutsche Telekom International Finance B.V.
2.250%, 03/06/17 (144A)	650,000	659,259
5.750%, 03/23/16	100,000	109,796
8.750%, 06/15/30	100,000	141,078

Telecommunications—(Continued)
GTE Corp.
6.840%, 04/15/18	283,000	329,626
Koninklijke KPN NV
8.375%, 10/01/30	250,000	316,938
Nippon Telegraph & Telephone Corp.
1.400%, 07/18/17	500,000	493,979
Orange S.A.
2.750%, 09/14/16	500,000	519,224
4.125%, 09/14/21	470,000	475,835
5.375%, 01/13/42	35,000	35,152
8.750%, 03/01/31	165,000	227,811
Qwest Corp.
6.750%, 12/01/21	350,000	383,237
6.875%, 09/15/33	100,000	96,000
7.250%, 09/15/25	133,000	141,640
Rogers Communications, Inc.
4.100%, 10/01/23	213,000	213,401
6.800%, 08/15/18	100,000	119,184
7.500%, 08/15/38	100,000	126,077
8.750%, 05/01/32	400,000	518,578
Telefonica Emisiones S.A.U.
3.192%, 04/27/18	150,000	152,763
4.570%, 04/27/23	310,000	305,687
6.421%, 06/20/16	450,000	501,457
7.045%, 06/20/36	75,000	82,676
Verizon Communications, Inc.
0.857%, 03/28/14 (b)	64,000	64,080
2.450%, 11/01/22	235,000	208,033
2.500%, 09/15/16	200,000	206,807
3.850%, 11/01/42	350,000	285,881
4.500%, 09/15/20	621,000	664,821
5.500%, 02/15/18	100,000	112,976
5.850%, 09/15/35	650,000	690,084
6.000%, 04/01/41	290,000	318,400
6.400%, 09/15/33	728,000	837,288
6.550%, 09/15/43	415,000	485,533
6.900%, 04/15/38	350,000	416,523
7.750%, 06/15/32	654,000	837,055
Verizon Pennsylvania LLC
6.000%, 12/01/28	125,000	123,110
8.750%, 08/15/31	200,000	247,138
Vodafone Group plc
1.500%, 02/19/18	30,000	29,250
2.500%, 09/26/22	225,000	198,708
2.950%, 02/19/23	550,000	501,605
4.375%, 02/19/43	255,000	220,353
5.000%, 09/15/15	150,000	160,393
6.150%, 02/27/37	350,000	379,318
6.250%, 11/30/32	200,000	218,852

		22,923,945

Transportation—0.5%
Burlington Northern Santa Fe LLC
3.050%, 09/01/22	1,120,000	1,050,105
3.450%, 09/15/21	510,000	503,668

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
Burlington Northern Santa Fe LLC
3.850%, 09/01/23	500,000	$491,820
4.450%, 03/15/43	440,000	398,953
5.750%, 03/15/18	100,000	114,008
7.950%, 08/15/30	100,000	130,408
Canadian National Railway Co.
5.850%, 11/15/17	190,000	216,049
6.800%, 07/15/18	120,000	142,686
Canadian Pacific Railway Co.
5.750%, 03/15/33	120,000	126,970
7.250%, 05/15/19	400,000	484,418
CSX Corp.
4.100%, 03/15/44	211,000	178,802
5.600%, 05/01/17	635,000	712,889
7.900%, 05/01/17	62,000	74,080
Norfolk Southern Corp.
3.850%, 01/15/24	250,000	245,565
4.800%, 08/15/43	80,000	77,478
5.590%, 05/17/25	100,000	109,280
5.750%, 04/01/18	500,000	569,658
Ryder System, Inc.
2.500%, 03/01/17	125,000	127,171
3.600%, 03/01/16	100,000	104,329
7.200%, 09/01/15	100,000	109,777
Union Pacific Corp.
3.646%, 02/15/24 (144A)	138,000	133,341
4.821%, 02/01/44 (144A)	257,000	248,909
6.250%, 05/01/34	378,000	427,673
United Parcel Service of America, Inc.
8.375%, 04/01/20	75,000	97,023
8.375%, 04/01/30 (c)	377,000	508,853
United Parcel Service, Inc.
1.125%, 10/01/17	32,000	31,523
2.450%, 10/01/22	14,000	12,865

		7,428,301

Trucking & Leasing—0.0%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.500%, 03/15/16 (144A)	325,000	332,968
2.875%, 07/17/18 (144A)	93,000	93,547
3.125%, 05/11/15 (144A)	110,000	113,133

		539,648

Water—0.0%
American Water Capital Corp.
3.850%, 03/01/24	450,000	444,572
6.593%, 10/15/37	100,000	121,294

		565,866

Total Corporate Bonds & Notes (Cost $341,509,506)		330,661,710

Convertible Bonds—17.1%
Security Description	Principal Amount*	Value

Advertising—0.0%
Publicis Groupe S.A.
1.000%, 01/18/18 (EUR)	134,400	5,129

Airlines—0.3%
Air France-KLM
2.030%, 02/15/23 (EUR)	25,000,000	3,779,734

Apparel—0.2%
Adidas AG
0.250%, 06/14/19 (EUR)	1,600,000	2,861,895

Auto Manufacturers—0.4%
Volkswagen International Finance NV
5.500%, 11/09/15 (144A) (EUR)	3,400,000	5,811,221

Auto Parts & Equipment—0.3%
Cie Generale des Etablissements Michelin
Zero Coupon, 01/01/17 (EUR)	1,910,000	3,597,428

Banks—0.8%
Bank of Iwate, Ltd. (The)
Zero Coupon, 07/25/18	300,000	341,100
Bank of Kyoto, Ltd. (The)
Zero Coupon, 03/31/14 (JPY)	141,000,000	1,337,230
BNP Paribas S.A.
0.250%, 09/21/15 (EUR)	1,600,000	2,342,211
0.250%, 09/27/16 (EUR)	3,600,000	5,281,860
Shizuoka Bank, Ltd. (The)
Zero Coupon, 04/25/18	1,200,000	1,267,440

		10,569,841

Beverages—0.1%
Asahi Group Holdings, Ltd.
Zero Coupon, 05/26/28 (JPY)	50,000,000	685,476

Biotechnology—0.1%
Gilead Sciences, Inc.
1.000%, 05/01/14	2,000	6,648
Illumina, Inc.
0.250%, 03/15/16 (144A)	660,000	916,987

		923,635

Building Materials—0.1%
Asahi Glass Co., Ltd.
Zero Coupon, 11/14/14 (JPY)	90,000,000	850,560

Computers—0.1%
Nomura Research Institute, Ltd.
Zero Coupon, 03/31/14 (JPY)	166,000,000	1,578,269

Diversified Financial Services—0.4%
China Overseas Finance Investment Cayman, Ltd.
Zero Coupon, 05/14/14	700,000	995,750

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Hong Kong Exchanges and Clearing, Ltd.
0.500%, 10/23/17	3,000,000	$3,187,500
Portfolio Recovery Associates, Inc.
3.000%, 08/01/20 (144A)	1,122,000	1,229,291

		5,412,541

Electrical Components & Equipment—0.1%
Nidec Corp.
Zero Coupon, 09/18/15 (JPY)	150,000,000	1,616,656

Food—0.1%
Nippon Meat Packers, Inc. Series 5
Zero Coupon, 03/03/14 (JPY)	96,000,000	1,254,582

Food Products—0.2%
Archer-Daniels-Midland Co.
0.875%, 02/15/14	2,400,000	2,539,500

Hand/Machine Tools—0.3%
Schindler Holding AG
0.375%, 06/05/17 (CHF)	3,135,000	3,620,511

Healthcare-Products—0.1%
Qiagen Euro Finance S.A.
3.250%, 05/16/26	1,300,000	1,653,600

Healthcare - Services—0.2%
WellPoint, Inc.
2.750%, 10/15/42	2,123,000	2,874,011

Holding Companies-Diversified—1.7%
GBL Verwaltung S.A.
1.250%, 02/07/17 (EUR)	3,800,000	5,632,801
Groupe Bruxelles Lambert S.A.
0.125%, 09/21/15 (EUR)	3,000,000	4,957,883
Industrivarden AB
1.875%, 02/27/17 (EUR)	900,000	1,324,179
2.500%, 02/27/15 (EUR)	850,000	1,495,592
Sofina S.A.
1.000%, 09/19/16	1,000,000	1,009,850
Solidium OY
0.500%, 09/29/15 (EUR)	2,900,000	4,156,291
Wharf Finance 2014, Ltd.
2.300%, 06/07/14 (HKD)	38,000,000	4,912,758

		23,489,354

Home Builders—0.2%
Sekisui House, Ltd.
Zero Coupon, 07/05/16 (JPY)	230,000,000	3,213,251

Internet—0.9%
priceline.com, Inc.
0.350%, 06/15/20 (144A)	7,761,000	8,842,689
1.000%, 03/15/18	2,052,000	2,829,195

		11,671,884

Investment Company Security—1.7%
Ares Capital Corp.
4.375%, 01/15/19 (144A)	1,851,000	1,926,197
4.750%, 01/15/18	2,972,000	3,137,317
4.875%, 03/15/17	1,850,000	1,945,969
Billion Express Investments, Ltd.
0.750%, 10/18/15	6,000,000	6,165,000
Prospect Capital Corp.
5.375%, 10/15/17	2,735,000	2,867,008
5.750%, 03/15/18	377,000	397,264
5.875%, 01/15/19	854,000	883,356
Temasek Financial III Pte, Ltd.
Zero Coupon, 10/24/14 (SGD)	7,250,000	5,739,332

		23,061,443

Iron/Steel—0.2%
Salzgitter Finance B.V.
2.000%, 11/08/17 (EUR)	2,250,000	3,508,549

IT Services—0.2%
Cap Gemini S.A.
Zero Coupon, 01/01/19 (EUR)	2,500,000	2,484,857

Lodging—0.1%
Resorttrust, Inc.
Zero Coupon, 07/27/18 (JPY)	105,000,000	1,141,629

Machinery-Diversified—0.0%
Daifuku Co., Ltd.
Zero Coupon, 10/02/17 (JPY)	40,000,000	453,898

Mining—0.8%
Glencore Finance Europe S.A.
5.000%, 12/31/14	4,800,000	5,376,000
Newmont Mining Corp.
1.250%, 07/15/14	700,000	699,563
Royal Gold, Inc.
2.875%, 06/15/19	5,052,000	4,856,235

		10,931,798

Miscellaneous Manufacturing—0.6%
Siemens Financieringsmaatschappij NV
1.050%, 08/16/17	6,750,000	7,819,200

Oil & Gas—0.8%
Eni S.p.A.
0.250%, 11/30/15 (EUR)	3,100,000	4,352,094
0.625%, 01/18/16 (EUR)	4,300,000	6,246,775

		10,598,869

Oil & Gas Services—0.7%
Subsea 7 S.A.
1.000%, 10/05/17	5,800,000	5,833,640
Technip S.A.
0.250%, 01/01/17 (EUR)	2,933,500	4,127,626

		9,961,266

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—0.1%
Teva Pharmaceutical Finance Co. LLC
0.250%, 02/01/26	652,000	$692,343

Real Estate—0.7%
British Land Co. Jersey, Ltd. (The)
1.500%, 09/10/17 (GBP)	4,000,000	7,339,832
CapitaLand, Ltd.
1.850%, 06/19/20 (SGD)	3,000,000	2,166,290
Swiss Prime Site AG
1.875%, 01/20/15 (CHF)	580,000	673,270

		10,179,392

Real Estate Investment Trusts—2.6%
BioMed Realty L.P.
3.750%, 01/15/30 (144A)	1,985,000	2,236,847
Boston Properties L.P.
3.625%, 02/15/14 (144A)	3,897,000	3,909,178
CapitaCommercial Trust
2.500%, 09/12/17 (SGD)	1,250,000	1,046,495
Commonwealth Property Office Fund
5.250%, 12/11/16 (AUD)	1,000,000	1,061,435
Derwent London Capital Jersey, Ltd.
2.750%, 07/15/16 (GBP)	1,300,000	2,609,115
Derwent London Capital No.2 Jersey, Ltd.
1.125%, 07/24/19 (GBP)	3,200,000	5,271,485
Gecina S.A.
2.125%, 01/01/16 (EUR)	374,000	672,467
Great Portland Estates Capital Jersey, Ltd.
1.000%, 09/10/18 (GBP)	3,000,000	5,159,112
INTU Jersey, Ltd.
2.500%, 10/04/18 (GBP)	1,400,000	2,419,177
ProLogis L.P.
3.250%, 03/15/15	1,729,000	1,929,996
Ruby Assets Pte, Ltd.
1.600%, 02/01/17 (SGD)	2,500,000	2,191,549
Unibail-Rodamco SE
0.750%, 01/01/18 (EUR)	2,147,000	7,348,623

		35,855,479

Retail—0.1%
Lotte Shopping Co., Ltd.
Zero Coupon, 07/05/16 (JPY)	80,000,000	788,339
Takashimaya Co., Ltd.
Zero Coupon, 11/14/14 (JPY)	32,000,000	396,088

		1,184,427

Semiconductors—1.2%
Intel Corp.
2.950%, 12/15/35	2,900,000	3,248,000
3.250%, 08/01/39	780,000	1,060,313
Lam Research Corp.
0.500%, 05/15/16	4,991,000	5,683,501
Linear Technology Corp.
3.000%, 05/01/27	4,630,000	5,278,200

Semiconductors—(Continued)
Xilinx, Inc.
3.125%, 03/15/37	874,000	1,383,651

		16,653,665

Software—0.1%
Electronic Arts, Inc.
0.750%, 07/15/16	1,150,000	1,223,313

Transportation—0.6%
Deutsche Post AG
0.600%, 12/06/19 (EUR)	3,300,000	6,141,906
Fukuyama Transporting Co., Ltd.
Zero Coupon, 03/22/17 (JPY)	50,000,000	558,470
Nagoya Railroad Co., Ltd.
Zero Coupon, 10/03/23 (JPY)	100,000,000	1,007,739
0.500%, 03/31/15 (JPY)	15,000,000	177,476
Yamato Holdings Co., Ltd.
Zero Coupon, 03/07/16 (JPY)	70,000,000	823,403

		8,708,994

Water—0.0%
Pennon Group plc
4.625%, 08/20/14 (GBP)	300,000	558,386

Total Convertible Bonds (Cost $219,001,720)		233,026,586

U.S. Treasury & Government Agencies—2.3%

Federal Agencies—0.1%
Federal Farm Credit Bank
3.040%, 03/06/28	250,000	219,270
5.250%, 12/28/27	585,000	655,478
Tennessee Valley Authority
5.375%, 04/01/56	350,000	359,107

		1,233,855

U.S. Treasury—2.2%
U.S. Treasury Bonds
3.625%, 08/15/43	140,000	132,212
U.S. Treasury Notes
0.250%, 01/31/14 (d) (e)	30,080,000	30,084,692
2.750%, 11/15/23	130,000	127,177

		30,344,081

Total U.S. Treasury & Government Agencies (Cost $31,727,734)		31,577,936

Convertible Preferred Stocks—0.6%

Aerospace & Defense—0.0%
United Technologies Corp.
7.500%, 08/01/15	8,900	582,683

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Convertible Preferred Stocks—(Continued)

Security Description	Principal Amount*	Value

Electric Utilities—0.4%
NextEra Energy, Inc.
5.799%, 09/01/16	47,600	$2,388,092
5.889%, 09/01/15	59,460	3,367,220

		5,755,312

Multi-Utilities—0.1%
Dominion Resources, Inc.
6.000%, 07/01/16	14,400	780,624
6.125%, 04/01/16	7,400	400,488

		1,181,112

Real Estate Investment Trusts—0.1%
Health Care REIT, Inc.
6.500%, 12/31/49	13,900	712,514

Total Convertible Preferred Stocks (Cost $8,034,803)		8,231,621

Preferred Stocks—0.5%

Automobiles—0.4%
Volkswagen AG	16,511	4,638,781

Capital Markets—0.0%
Goldman Sachs Group, Inc. (The), 5.500% (b)	10,000	222,900
Morgan Stanley, 7.125% (b)	4,000	104,560

		327,460

Household Products—0.1%
Henkel AG & Co. KGaA	13,655	1,584,130

Machinery—0.0%
Marcopolo S.A.	112,950	244,189

Total Preferred Stocks (Cost $5,750,284)		6,794,560

Foreign Government—0.2%

Provincial—0.0%
Province of Ontario
2.450%, 06/29/22	150,000	138,715

Regional Government—0.1%
Province of British Columbia
6.500%, 01/15/26	510,000	637,173
Province of Quebec Canada
6.350%, 01/30/26	1,100,000	1,326,215

		1,963,388

Sovereign—0.1%
Brazilian Government International Bond
4.250%, 01/07/25	200,000	$190,500
Mexico Government International Bond
3.625%, 03/15/22	250,000	250,000
4.000%, 10/02/23	288,000	285,120

		725,620

Total Foreign Government (Cost $3,060,496)		2,827,723

Municipals—0.1%
American Municipal Power, Inc.
5.939%, 02/15/47	75,000	76,280
7.499%, 02/15/50	350,000	427,378
Los Angeles, California Unified School District, Build America Bonds
5.750%, 07/01/34	100,000	110,707
Los Angeles, Department of Airports, Build America Bonds
6.582%, 05/15/39	65,000	74,086
Los Angeles, Unified School District, Build America Bonds
6.758%, 07/01/34	75,000	92,186
Port Authority of New York & New Jersey
4.458%, 10/01/62	160,000	136,301
State of California
5.770%, 05/15/43	140,000	154,281
7.300%, 10/01/39	260,000	326,846
State of Massachusetts
5.456%, 12/01/39	150,000	160,544

Total Municipals (Cost $1,685,758)		1,558,609

Rights—0.0%

Oil, Gas & Consumable Fuels—0.0%
Repsol S.A., Expires 01/09/14 (a) (Cost $36,761)	56,375	38,467

Short-Term Investments—18.2%

U.S. Treasury—0.1%
U.S. Treasury Bills
0.066%, 01/23/14 (d)(f)	900,000	899,964
0.079%, 05/01/14 (d)(f)	90,000	89,977

		989,941

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreement—18.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $245,288,000 on 01/02/14, collateralized by $228,865,000 U.S. Treasury Notes with rates ranging from 0.625%—3.625%, maturity dates ranging from 07/15/16—02/15/20 with a value of $250,196,603.	245,288,000	$245,288,000

Total Short-Term Investments (Cost $246,277,941)		246,277,941

Total Investments—98.0% (Cost $1,276,010,217)(g)		1,333,418,133
Other assets and liabilities (net)—2.0%		26,825,119

Net Assets—100.0%		$1,360,243,252

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $15,532,228.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2013, the market value of securities pledged was $13,577,118.
(f)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(g)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,281,713,014. The aggregate unrealized appreciation and depreciation of investments were $80,858,153 and $(29,153,034), respectively, resulting in net unrealized appreciation of $51,705,119 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $52,448,796, which is 3.9% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SGD)—	Singapore Dollar

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	8,326,392	State Street Bank and Trust	03/28/14	$7,394,919	$(1,250)
EUR	605,117	Barclays Bank plc	01/29/14	826,415	6,035
EUR	1,294,554	Goldman Sachs International	01/29/14	1,748,529	32,366
EUR	498,670	HSBC Bank plc	01/29/14	676,117	9,895
EUR	945,149	Merrill Lynch International Bank Limited	01/29/14	1,285,054	15,172
EUR	442,933	State Street Bank and Trust	01/29/14	598,832	10,503
EUR	1,294,554	State Street Bank and Trust	01/29/14	1,782,329	(1,434)
EUR	389,393	Toronto Dominion Bank	01/29/14	536,014	(332)
JPY	63,756,458	Deutsche Bank AG	01/29/14	645,765	(40,285)
JPY	81,282,391	HSBC Bank plc	01/29/14	791,979	(20,060)
JPY	209,460,653	Westpac Banking Corp.	03/28/14	2,007,640	(17,832)
NOK	5,638,066	Westpac Banking Corp.	03/28/14	911,541	15,095
SGD	4,213,863	Morgan Stanley & Co International PLC.	01/29/14	3,395,954	(56,808)
SGD	2,230,490	State Street Bank and Trust	03/28/14	1,761,701	5,858

Contracts to Deliver
AUD	1,039,985	Credit Suisse International	01/29/14	995,489	68,466
CAD	1,024,634	State Street Bank and Trust	03/28/14	962,731	151
CHF	953,206	Citibank N.A.	01/29/14	1,061,936	(6,826)
CHF	3,676,138	Societe Generale	01/29/14	4,128,090	6,301

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
CHF	695,147	Goldman Sachs International	03/28/14	$776,614	$(3,175)
DKK	5,368,298	Westpac Banking Corp.	03/28/14	983,115	(7,488)
EUR	1,786,125	Citibank N.A.	01/29/14	2,429,852	(27,290)
EUR	1,294,554	Deutsche Bank AG	01/29/14	1,752,017	(28,878)
EUR	1,546,439	Societe Generale	01/29/14	2,110,613	(16,795)
EUR	590,514	Societe Generale	01/29/14	806,825	(5,535)
EUR	1,874,448	State Street Bank and Trust	01/29/14	2,578,546	(99)
EUR	798,047	UBS AG	01/29/14	1,092,185	(5,674)
EUR	53,874,057	Westpac Banking Corp.	01/29/14	74,293,510	179,907
EUR	109,305	Deutsche Bank AG	03/28/14	150,259	(108)
EUR	2,401,007	UBS AG	03/28/14	3,285,641	(17,351)
GBP	487,769	Credit Suisse International	01/29/14	786,933	(20,649)
GBP	399,822	Goldman Sachs International	01/29/14	655,035	(6,936)
GBP	799,644	HSBC Bank plc	01/29/14	1,307,795	(16,148)
GBP	1,441,990	State Street Bank and Trust	01/29/14	2,326,738	(60,715)
GBP	9,321,186	Westpac Banking Corp.	01/29/14	15,077,745	(355,014)
GBP	630,157	Westpac Banking Corp.	01/29/14	1,023,172	(20,158)
GBP	600,000	Westpac Banking Corp.	01/29/14	984,815	(8,584)
GBP	2,312,805	Morgan Stanley & Co International PLC.	03/28/14	3,780,207	(47,381)
HKD	36,788,567	Societe Generale	01/29/14	4,746,217	1,835
JPY	46,800,000	Barclays Bank plc	01/29/14	476,411	31,963
JPY	1,359,052,941	Credit Suisse International	01/29/14	13,961,644	1,055,044
JPY	909,087,809	Credit Suisse International	01/29/14	8,733,000	99,611
JPY	139,162,500	State Street Bank and Trust	01/29/14	1,430,877	109,284
JPY	50,962,500	UBS AG	01/29/14	518,365	34,387
JPY	106,250,000	Westpac Banking Corp.	01/29/14	1,035,511	26,480
NOK	12,689,743	Toronto Dominion Bank	01/29/14	2,071,406	(18,747)
SEK	4,425,000	Citibank N.A.	03/28/14	671,537	(15,455)
SGD	15,433,564	Credit Suisse International	01/29/14	12,465,795	235,943
SGD	1,798,125	State Street Bank and Trust	01/29/14	1,449,354	24,485
SGD	583,117	State Street Bank and Trust	01/29/14	470,509	8,436

Net Unrealized Appreciation					$1,150,210

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Aluminum HG Futures	03/19/14	14	USD	655,587	$(27,424)
Aluminum HG Futures	05/21/14	20	USD	930,840	(19,215)
Brent Crude Oil Futures	08/14/14	11	USD	1,156,082	30,488
Coffee Futures	05/19/14	4	USD	184,493	(15,068)
Copper High Grade Futures	03/27/14	17	USD	1,381,582	61,931
Corn Futures	12/12/14	41	USD	1,033,900	(110,888)
Cotton No. 2 Futures	05/07/14	15	USD	621,669	11,331
Gasoline RBOB Futures	02/28/14	6	USD	686,035	17,524
Gold 100 oz Futures	02/26/14	14	USD	1,847,377	(164,157)
Kansas City Wheat Futures	03/14/14	7	USD	258,459	(34,284)
Lean Hogs Futures	02/14/14	18	USD	641,145	(26,085)
Live Cattle Futures	06/30/14	14	USD	722,913	1,867
MSCI EAFE Mini Index Futures	03/21/14	163	USD	14,884,248	745,822
MSCI Emerging Markets Mini Index Futures	03/21/14	124	USD	6,100,158	204,002
NY Harbor ULSD Heating Oil Futures	02/28/14	6	USD	745,196	24,361
Natural Gas Futures	02/26/14	68	USD	2,750,347	100,893
Nickel Futures	03/19/14	4	USD	342,730	(9,370)
Nickel Futures	05/21/14	4	USD	338,386	(3,898)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index Futures	03/21/14	2,696	USD	239,378,530	$8,801,751
Silver Futures	03/27/14	6	USD	605,706	(24,606)
Soybean Futures	05/14/14	17	USD	1,070,577	14,873
Soybean Meal Futures	07/14/14	14	USD	540,973	20,287
Soybean Oil Futures	05/14/14	19	USD	480,046	(29,860)
Sugar No. 11 Futures	02/28/14	39	USD	711,661	5,128
U.S. Treasury Long Bond Futures	03/20/14	46	USD	5,981,172	(78,797)
U.S. Treasury Note 10 Year Futures	03/20/14	7	USD	862,499	(1,171)
U.S. Treasury Note 2 Year Futures	03/31/14	36	USD	7,924,652	(11,402)
U.S. Treasury Note 5 Year Futures	03/31/14	3	USD	360,170	(2,233)
WTI Light Sweet Crude Oil Futures	02/19/14	16	USD	1,561,120	15,680
WTI Light Sweet Crude Oil Futures	05/19/14	7	USD	674,708	6,252
Wheat Futures	03/14/14	20	USD	686,761	(81,511)
Zinc Futures	03/19/14	9	USD	434,949	28,101
Zinc Futures	05/19/14	14	USD	683,955	36,695

Futures Contracts—Short
Aluminum HG Futures	03/19/14	(14)	USD	(654,088)	25,925
Brent Crude Oil Futures	01/16/14	(3)	USD	(326,694)	(5,706)
Corn Futures	03/14/14	(10)	USD	(217,620)	6,620
Mini-Sized Silver Futures	03/27/14	(1)	USD	(20,710)	1,340
Nickel Futures	03/19/14	(4)	USD	(337,190)	3,830
U.S. Treasury Note 10 Year Futures	03/20/14	(923)	USD	(115,431,405)	1,859,139
U.S. Treasury Ultra Long Bond Futures	03/20/14	(14)	USD	(1,933,432)	25,932
Zinc Futures	03/19/14	(9)	USD	(437,151)	(25,899)
Zinc Futures	05/19/14	(7)	USD	(352,232)	(8,093)

Net Unrealized Appreciation					$11,370,105

Swap Agreements

OTC interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation
Pay	3-Month USD-LIBOR	2.764%	07/30/23	Deutsche Bank AG	USD	22,350,000	$(473,164)	$—	$(473,164)
Pay	3-Month USD-LIBOR	2.778%	08/09/23	Deutsche Bank AG	USD	14,470,000	(296,075)	—	(296,075)
Pay	3-Month USD-LIBOR	2.969%	09/03/23	Deutsche Bank AG	USD	46,620,000	(229,548)	—	(229,548)

Totals							$(998,787)	$—	$(998,787)

Centrally cleared interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	3.075%	09/13/23	USD	49,580,000	$202,703
Pay	3-Month USD-LIBOR	2.903%	09/20/23	USD	21,050,000	(238,882)
Pay	3-Month USD-LIBOR	2.793%	09/30/23	USD	46,250,000	(985,555)
Pay	3-Month USD-LIBOR	2.744%	10/07/23	USD	53,120,000	(1,391,643)
Pay	3-Month USD-LIBOR	2.826%	10/15/23	USD	47,520,000	(910,726)
Pay	3-Month USD-LIBOR	2.671%	10/29/23	USD	16,700,000	(556,591)
Pay	3-Month USD-LIBOR	2.770%	11/08/23	USD	8,390,000	(211,159)
Pay	3-Month USD-LIBOR	2.804%	11/22/23	USD	11,030,000	(251,095)
Pay	3-Month USD-LIBOR	2.918%	12/09/23	USD	54,010,000	(721,298)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-31

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Centrally cleared interest rate swap agreements —(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	2.944%	12/20/23	USD	11,010,000	$(124,946)
Pay	3-Month USD-LIBOR	3.068%	01/03/24	USD	13,320,000	(32,407)

Total						$(5,221,599)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Consolidated Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,756,839	$3,494,828	$—	$8,251,667
Air Freight & Logistics	—	1,996,922	—	1,996,922
Airlines	418,631	—	—	418,631
Auto Components	381,621	11,132,441	—	11,514,062
Automobiles	2,380,926	17,610,021	—	19,990,947
Beverages	5,100,609	6,719,185	—	11,819,794
Biotechnology	4,488,713	—	—	4,488,713
Building Products	600,491	4,146,767	—	4,747,258
Capital Markets	3,777,309	7,317,680	—	11,094,989
Chemicals	2,124,063	6,525,958	—	8,650,021
Commercial Banks	11,398,486	36,919,830	—	48,318,316
Commercial Services & Supplies	140,357	595,791	—	736,148
Communications Equipment	3,381,901	1,945,875	—	5,327,776
Computers & Peripherals	5,325,383	—	—	5,325,383

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-32

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Construction & Engineering	$2,172,212	$—	$—	$2,172,212
Consumer Finance	912,318	—	—	912,318
Containers & Packaging	385,842	2,357,981	—	2,743,823
Distributors	—	287,708	—	287,708
Diversified Financial Services	6,732,058	8,223,672	—	14,955,730
Diversified Telecommunication Services	1,943,597	5,991,465	—	7,935,062
Electric Utilities	2,704,445	611,785	—	3,316,230
Electrical Equipment	1,560,864	4,960,094	—	6,520,958
Electronic Equipment, Instruments & Components	496,106	6,850,976	—	7,347,082
Energy Equipment & Services	4,790,785	861,693	—	5,652,478
Food & Staples Retailing	5,028,623	4,306,555	—	9,335,178
Food Products	3,585,757	12,434,841	—	16,020,598
Gas Utilities	289,154	—	—	289,154
Health Care Equipment & Supplies	1,938,890	—	—	1,938,890
Health Care Providers & Services	2,699,125	—	—	2,699,125
Health Care Technology	39,018	—	—	39,018
Hotels, Restaurants & Leisure	1,809,299	8,220,920	—	10,030,219
Household Durables	468,883	7,291,069	—	7,759,952
Household Products	2,356,235	304,545	—	2,660,780
Industrial Conglomerates	1,280,691	3,993,892	—	5,274,583
Insurance	4,429,934	28,279,649	—	32,709,583
Internet & Catalog Retail	1,897,012	—	—	1,897,012
Internet Software & Services	5,608,145	—	—	5,608,145
IT Services	5,628,458	4,945,352	—	10,573,810
Life Sciences Tools & Services	574,336	—	—	574,336
Machinery	1,936,228	1,726,366	—	3,662,594
Marine	—	1,199,711	—	1,199,711
Media	6,372,687	11,048,935	—	17,421,622
Metals & Mining	3,664,605	2,180,796	—	5,845,401
Multi-Utilities	1,703,209	1,958,615	—	3,661,824
Multiline Retail	914,981	2,272,558	—	3,187,539
Office Electronics	222,200	—	—	222,200
Oil, Gas & Consumable Fuels	11,356,435	10,169,923	—	21,526,358
Paper & Forest Products	184,255	1,986,822	—	2,171,077
Pharmaceuticals	8,501,576	35,005,886	—	43,507,462
Real Estate Investment Trusts	3,941,581	3,891,722	—	7,833,303
Real Estate Management & Development	—	4,817,098	—	4,817,098
Road & Rail	3,900,404	949,696	—	4,850,100
Semiconductors & Semiconductor Equipment	8,779,764	2,413,831	—	11,193,595
Software	6,397,974	3,315,311	—	9,713,285
Specialty Retail	4,802,426	2,063,130	—	6,865,556
Textiles, Apparel & Luxury Goods	1,331,736	2,253,352	—	3,585,088
Tobacco	2,042,327	6,923,483	—	8,965,810
Trading Companies & Distributors	517,736	251,866	—	769,602
Transportation Infrastructure	—	775,663	—	775,663
Wireless Telecommunication Services	—	8,713,481	—	8,713,481
Total Common Stocks	170,177,240	302,245,740	—	472,422,980
Total Corporate Bonds & Notes*	—	330,661,710	—	330,661,710
Total Convertible Bonds*	—	233,026,586	—	233,026,586
Total U.S. Treasury & Government Agencies*	—	31,577,936	—	31,577,936
Total Convertible Preferred Stocks*	8,231,621	—	—	8,231,621
Preferred Stocks
Automobiles	—	4,638,781	—	4,638,781
Capital Markets	327,460	—	—	327,460
Household Products	—	1,584,130	—	1,584,130

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Machinery	$—	$244,189	$—	$244,189
Total Preferred Stocks	327,460	6,467,100	—	6,794,560
Total Foreign Government*	—	2,827,723	—	2,827,723
Total Municipals	—	1,558,609	—	1,558,609
Total Rights*	38,467	—	—	38,467
Short-Term Investments
U.S. Treasury	—	989,941	—	989,941
Repurchase Agreement	—	245,288,000	—	245,288,000
Total Short-Term Investments	—	246,277,941	—	246,277,941
Total Investments	$178,774,788	$1,154,643,345	$—	$1,333,418,133

Forward Contracts
Forward Foreign Currency Exchange
Contracts (Unrealized Appreciation)	$—	$1,977,217	$—	$1,977,217
Forward Foreign Currency Exchange
Contracts (Unrealized Depreciation)	—	(827,007)	—	(827,007)
Total Forward Contracts	$—	$1,150,210	$—	$1,150,210
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$12,049,772	$—	$—	$12,049,772
Futures Contracts (Unrealized Depreciation)	(679,667)	—	—	(679,667)
Total Futures Contracts	$11,370,105	$—	$—	$11,370,105
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$202,703	$—	$202,703
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,424,302)	—	(5,424,302)
Total Centrally Cleared Swap Contracts	$—	$(5,221,599)	$—	$(5,221,599)
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(998,787)	$—	$(998,787)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-34

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$1,088,130,133
Repurchase Agreement	245,288,000
Cash	19,030,712
Cash denominated in foreign currencies (b)	278,369
Unrealized appreciation on forward foreign currency exchange contracts	1,977,217
Receivable for:
Investments sold	2,246,169
Fund shares sold	957,742
Dividends and interest	5,604,603
Variation margin on futures contracts	1,106,961
Interest on OTC swap contracts	871,364
Prepaid expenses	2,277

Total Assets	1,365,493,547
Liabilities
OTC swap contracts at market value	998,787
Unrealized depreciation on forward foreign currency exchange contracts	827,007
Payables for:
Investments purchased	521,175
Fund shares redeemed	46,839
Variation margin on futures contracts	212,726
Variation margin on swap contracts	1,312,868
Interest on OTC swap contracts	25,044
Accrued Expenses:
Management fees	823,752
Distribution and service fees	281,306
Deferred trustees’ fees	25,346
Other expenses	175,445

Total Liabilities	5,250,295

Net Assets	$1,360,243,252

Net assets consist of:
Paid in surplus	$1,250,073,537
Undistributed net investment income	14,933,732
Accumulated net realized gain	31,506,401
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	63,729,582

Net Assets	$1,360,243,252

Net Assets
Class B	$1,360,243,252
Capital Shares Outstanding*
Class B	117,493,301
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,030,722,217.
(b)	Identified cost of cash denominated in foreign currencies was $278,256.

Consolidated§ Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$7,973,550
Interest (b)	8,923,881

Total investment income	16,897,431
Expenses
Management fees	6,999,334
Administration fees	28,907
Deferred expense reimbursement	21,567
Custodian and accounting fees	612,117
Distribution and service fees—Class B	2,350,203
Audit and tax services	82,391
Legal	10,323
Trustees’ fees and expenses	32,072
Shareholder reporting	25,897
Insurance	4,105
Miscellaneous	13,237

Total expenses	10,180,153

Net Investment Income	6,717,278

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	25,223,671
Net increase from payments by affiliates (c)	284,616
Futures contracts	31,186,366
Swap contracts	(14,718,589)
Foreign currency transactions	(964,189)

Net realized gain	41,011,875

Net change in unrealized appreciation (depreciation) on:
Investments	47,127,970
Futures contracts	10,371,867
Swap contracts	(5,763,010)
Foreign currency transactions	440,890

Net change in unrealized appreciation	52,177,717

Net realized and unrealized gain	93,189,592

Net Increase in Net Assets From Operations	$99,906,870

(a)	Net of foreign withholding taxes of $434,581.
(b)	Net of foreign withholding taxes of $4,076.
(c)	See Note 7 of the Notes to Consolidated Financial Statements.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-35

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Changes in Net Assets

	Year Ended December 31, 2013	Period Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,717,278	$363,715
Net realized gain	41,011,875	5,038,266
Net change in unrealized appreciation	52,177,717	11,551,865

Increase in net assets from operations	99,906,870	16,953,846

From Distributions to Shareholders
Net investment income
Class B	(704,191)	(1,676,207)
Net realized capital gains
Class B	(4,154,728)	(2,915,176)

Total distributions	(4,858,919)	(4,591,383)

Increase in net assets from capital share transactions	779,035,397	473,797,441

Total increase in net assets	874,083,348	486,159,904

Net Assets
Beginning of period	486,159,904	0

End of period	$1,360,243,252	$486,159,904

Undistributed net investment income
End of period	$14,933,732	$(559,547)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Period Ended December 31, 2012(a)
	Shares	Value	Shares	Value
Class B
Sales	73,368,061	$803,297,942	46,752,485	$477,991,749
Reinvestments	447,414	4,858,919	438,528	4,591,383
Redemptions	(2,638,853)	(29,121,464)	(874,334)	(8,785,691)

Net increase	71,176,622	$779,035,397	46,316,679	$473,797,441

Increase derived from capital shares transactions		$779,035,397		$473,797,441

(a)	Commencement of operations was April 23, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-36

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013	2012(a)
Net Asset Value, Beginning of Period	$10.50	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.08	0.02
Net realized and unrealized gain on investments	1.07 (c)	0.58

Total from investment operations	1.15	0.60

Less Distributions
Distributions from net investment income	(0.01)	(0.04)
Distributions from net realized capital gains	(0.06)	(0.06)

Total distributions	(0.07)	(0.10)

Net Asset Value, End of Period	$11.58	$10.50

Total Return (%) (d)	10.99	6.02	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	1.32	(f)
Net ratio of expenses to average net assets (%) (g)	1.08	1.25	(f)
Ratio of net investment income to average net assets (%)	0.71	0.24	(f)
Portfolio turnover rate (%)	45	33	(e)
Net assets, end of period (in millions)	$1,360.2	$486.2

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Consolidated Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-37

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”) (commenced operations on April 23, 2012), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 30, 2012. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary - JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2013	% of Total Assets at December 31, 2013
JPMorgan Global Active Allocation Portfolio, Ltd.	4/23/2012	$19,647,992	1.4%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the consolidated financial statements were issued.

MIST-38

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across

MIST-39

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments, contingent payment debt instrument adjustments, Real Estate Investment Trusts (REITs), return of capital adjustments, passive foreign investment companies (PFICs) and controlled foreign corporation reversal. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in

MIST-40

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $245,288,000, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts** (b)	$1,885,071	OTC swap contracts at market value (a)	$998,787
	Unrealized appreciation of centrally cleared swap contracts* (b)	202,703	Unrealized depreciation on centrally cleared swap contracts* (b)	5,424,302
			Unrealized depreciation on futures contracts** (b)	93,603
Equity	Unrealized appreciation on futures contracts** (b)	9,751,575
Commodity	Unrealized appreciation on futures contracts** (b)	413,126	Unrealized depreciation on futures contracts** (b)	586,064
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	1,977,217	Unrealized depreciation on forward foreign currency exchange contracts	827,007

Total		$14,229,692		$7,929,763

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Excludes interest receivable on OTC swap contracts of $871,364 and interest payable on OTC swap contracts of $25,044.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the consolidated statement of assets and liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$37,998	$—	$—	$37,998
Credit Suisse International	1,459,064	(20,649)	—	1,438,415
Goldman Sachs International	32,366	(10,111)	—	22,255
HSBC Bank plc	9,895	(9,895)	—	—
Merrill Lynch International Bank Limited	15,172	—	—	15,172
Societe Generale	8,136	(8,136)	—	—
State Street Bank and Trust	158,717	(63,498)	—	95,219
UBS AG	34,387	(23,025)	—	11,362
Westpac Banking Corp.	221,482	(221,482)	—	—

	$1,977,217	$(356,796)	$—	$1,620,421

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$49,571	$—	$—	$49,571
Credit Suisse International	20,649	(20,649)	—	—
Deutsche Bank AG	1,068,058	—	—	1,068,058
Goldman Sachs International	10,111	(10,111)	—	—
HSBC Bank plc	36,208	(9,895)	—	26,313
Morgan Stanley & Co International PLC.	104,189	—	—	104,189
Societe Generale	22,330	(8,136)	—	14,194
State Street Bank and Trust	63,498	(63,498)	—	—
Toronto Dominion Bank	19,079	—	—	19,079
UBS AG	23,025	(23,025)	—	—
Westpac Banking Corp.	409,076	(221,482)	—	187,594

	$1,825,794	$(356,796)	$—	$1,468,998

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$—	$(1,203,587)	$(1,203,587)
Futures contracts	(1,614,896)	—	33,834,652	(1,033,390)	—	31,186,366
Swap contracts	(13,951,445)	—	—	(767,144)	—	(14,718,589)

	$(15,566,341)	$—	$33,834,652	$(1,800,534)	$(1,203,587)	$15,264,190

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$419,516	$419,516
Futures contracts	1,785,165	8,759,640	(172,938)	—	10,371,867
Swap contracts	(5,837,074)	—	74,064	—	(5,763,010)

	$(4,051,909)	$8,759,640	$(98,874)	$419,516	$5,028,373

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward Foreign currency transactions	$158,051,182
Futures contracts long	15,871,671
Futures contracts short	(55,145,208)
Swap contracts	288,200,056

‡	Averages are based on activity levels during 2013.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$9,568,573	$941,957,795	$1,633,258	$316,939,348

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with J.P. Morgan Investment Management, Inc. (“the Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$6,999,334	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.25%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2013, there were no expenses deferred in 2013 and $21,567 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2012, which were recovered during the year ended December 31, 2013 was $21,567. Amounts recouped for the year ended December 31, 2013 are shown as Deferred expense reimbursement in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2013, the Subadvisor voluntarily reimbursed the Portfolio for underperformance that occurred as a result of an operational error. The error did not result in a breach of regulatory or investment guidelines for the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Consolidated Statement of Operations. This reimbursement had no impact on total return.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-47

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$3,028,022	$3,216,051	$1,830,897	$1,375,332	$4,858,919	$4,591,383

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$36,754,180	$27,895,089	$45,545,793	$—	$110,195,062

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-48

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JP Morgan Global Active Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of JPMorgan Global Active Allocation Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets, and the consolidated financial highlights for the year the ended and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Global Active Allocation Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets, and the consolidated financial highlights for the year ended December 31, 2013 and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-49

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-50

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-51

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the JPMorgan Global Active Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-52

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds, including those underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the JPMorgan Global Active Allocation Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year and since-inception (beginning April 30, 2012) periods ended June 30, 2013, and underperformed its Blended Index for the same periods. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception periods ended October 31, 2013. The Board further noted that the Portfolio commenced operations on April 30, 2012 and thus has limited performance history.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies, including those underlying variable insurance products, deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense

MIST-53

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the JPMorgan Global Active Allocation Portfolio, the Board considered that the Portfolio’s actual management fees were above its Expense Group median and Expense Universe median, and below its Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above its Expense Group median, its Expense Universe median, and its Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2014. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the JPMorgan Global Active Allocation Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

MIST-54

Met Investors Series Trust

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-55

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned 33.25% and 32.90%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned 34.52%.

The following section was prepared by J.P. Morgan Investment Management Inc., who assumed management of the Portfolio on April 29, 2013.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index finished 2013 rising 32.4%, posting its best performance since 1997. In 2013, investors were bracing themselves for the “worst case scenario” with every potential crisis. Headlines were dominated by uncertainty over the economic impact of the U.S. fiscal cliff, a fragile Italian government, a potential U.S. military attack on Syria, and a 16-day U.S. government shutdown. These and other potential headwinds were favorably resolved. Given the reduced uncertainty, U.S. equity markets rallied throughout the year with only the months of June and August posting negative returns.

During 2013’s first few months investors were skeptical about the prospects for global growth. U.S. economic data pointed towards moderation as the March employment report and several of the regional manufacturing surveys for April came in below expectations. Headlines from overseas also signaled weakening economic activity. Chinese first quarter Gross Domestic Product (GDP) grew 7.7% year-over-year, down from the 7.9% year-over-year advance for the 4th quarter. In Europe, the manufacturing Purchasing Managers Index (PMI) remained stuck in contraction. Through the end of April, the defensive sectors of the market outperformed the cyclical sectors.

Chatter around when the Federal Reserve (Fed) would taper the pace of its bond buying program intensified in May. Federal Reserve Chairman, Ben Bernanke, in his address to the Joint Economic Committee of Congress stated asset purchases could be reduced over the next few meetings if data indicated it would be prudent to do so. The S&P 500 saw its largest correction of the year, from May 21st to June 24th the S&P 500 Index declined -5.8%. The fixed income markets were even more volatile as the yield on the U.S. 10-year Treasury rose from 1.9% to 2.5%. The back up in bonds yields brought about an intense intra-market rotation as “bond proxy” equities such as utilities, telecoms, and real estate investment trusts (REITs) sold off significantly while economically sensitive sectors rallied. The cyclical leadership remained in place throughout the year.

While markets started the year’s final quarter quite volatile they rallied into year end. Congress reached an agreement in October to fund the U.S. government through January 15th, 2014 and extend the debt ceiling to February 7th, 2014. In December, the Fed announced that it would reduce the pace of asset purchases from $85 billion per month to $75 billion per month, starting in January. Data releases were also supportive of markets giving strong signals that the global economy was accelerating going into 2014. The final estimate of 3rd quarter U.S. GDP increased at an annual rate of 4.1%, the largest quarterly rate of growth since the 4th quarter of 2011. Turning to overseas, manufacturing PMI surveys for the Eurozone, the U.K. and Japan have been in expansion territory for several consecutive months.

The S&P 500 Index finished 2013 at an all time record high of 1848.36. Small cap stocks, measured by the Russell 2000 Index, gained 38.8%, outperforming the 32.4% advance for the S&P 500 Index. Growth outperformed value across the large, mid and small cap categories. Small cap growth, as measured by the Russell 2000 Growth Index, was the top performing equity style in 2013 returning 43.3%.

The following section was prepared by Dreman Value Management, LLC, who managed the Portfolio through April 28, 2013.

PORTFOLIO REVIEW

Through April 28, 2013 stock selection was the main driver of relative performance and the Portfolio generated the strongest results in the Financials, Industrials, Information Technology, and Health Care sectors. Relative performance was weakest in the Materials and Consumer Discretionary sectors.

The Financials sector was the strongest performer in the Portfolio as the additions we made over the past 18 months performed well. The Portfolio’s Capital Markets stocks enjoyed a strong first quarter as rising markets lifted their revenue and earnings outlook. Waddell & Reed Financial and Federated Investors were up sharply over the first four months of the year. The Portfolio’s bank stocks also did well over this time frame and we remained positive on the industry and continued to have an overweight position given attractive valuations. Pricing trends in the Insurance industry continued to improve during the time period, providing a tail wind for associated stocks. The Hanover Insurance group and Protective Lift appreciated over the four month period. The Portfolio’s positioning in real estate investment trusts (REITs) was neutral as our positive stock selection was offset by our underweight in the industry. Omega Health Care, a REIT focused on long-term care facilities, posted a strong gain over this time period on strong earnings, increased guidance and a dividend increase. We continued to hold the stock in the Portfolio as it remains attractively valued. We remained concerned about the fundamentals of Mortgage REITS due to the implications a rising rate environment will have on their portfolios. The Portfolio held no exposure within this subsection of the REIT’s space given rich valuations and this underweight hurt performance during the first quarter as Mortgage REITs posted a strong return.

Performance in the Industrials industry was strong as stock selection provided alpha. Low valuations and improving fundamentals drove the performance as many stocks exceeded earnings expectations. In the Aerospace and Defense industry both Esterline Technologies and

MIST-1

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Managed By J.P. Morgan Investment Management Inc.

Portfolio Manager Commentary*—(Continued)

Alliant Techsystems posted double digit returns. General Cable, a manufacturer of copper and aluminum wire for the distribution of power, was up as end market improvements, especially nonresidential construction, improved in the first few months of 2013. Tutor Perini, a construction and engineering company, exceeded earnings estimates partially driven by emergency repair work in New York related to “Super storm Sandy”. The company’s backlog has been stable over the past several quarters and we expect it to grow this year as the economy continues to improve. Ryder, a logistics and supply chain management company, beat earnings estimates due to improvements in its utilization rates which helped bolster margins during the fourth quarter. Management raised guidance for the year and the stock responded accordingly. We remained overweight the Industrials Sector with the backdrop of a slowly improving global economy.

The Materials sector was the worst performing sector on a relative basis as both stock selection and allocation negatively impacted performance. All of the Portfolio’s precious metal stocks fell as both silver and gold prices retreated during the first quarter. We made the decision to sell AuRico Gold during this volatile time as the company continued to struggle with operating issues which compounded the negative price movements of the precious metals. The sector was not a complete loss as our steel stocks performed well, including Worthington Industries and Steel Dynamics, as demand for their products increased.

Stock selection in Energy helped performance. An improved outlook in the Gulf of Mexico (GOM) as well as in International markets was a positive for Superior Energy and Atwood Oceanics. Atwood Oceanics, a contract driller, continued to see high utilization rates on its rigs, effective new builds and strong cost controls that led to expanding margins and a positive earnings surprise. Superior Energy, a specialized oilfield services and equipment company, continued its International expansion and is seeing improvements in the U.S. land markets. The company remained focused on de-levering its balance sheet and we believe this could lead to shareholder friendly actions as cash builds over the coming quarters.

Mark Roach

Mario Trufano

Portfolio Managers

Dreman Value Management, LLC

The following section was prepared by J.P. Morgan Investment Management Inc., who assumed management of the Portfolio on April 29, 2013.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Since taking over the Portfolio on April 29, 2013 through December 31, 2013 the Portfolio underperformed its benchmark, returning 19.63% versus 20.62% for the Russell 2000 Value Index.

Stock selection in the Consumer Discretionary and Healthcare sectors hurt the portfolio’s relative returns. Anworth Mortgage Asset Corporation and Forest Oil Corporation were the top detractors. Anworth Mortgage Asset Corporation shares declined due to poor growth in its earnings per share, as well as deteriorating net income. Forest Oil’s company’s share price tumbled after reporting disappointing third quarter earning number. Also investors were disappointed with an asset sale deal that Forest Oil completed in this quarter.

Alternatively, stock selection in Industrials and Consumer Staples aided relative returns. Rite Aid and Barrett Business Services were the top contributors. Shares of the U.S. retail drugstore chain Rite Aid rallied after the company reported better-than-expected results in the first and second quarter of the year. The company also raised its profit forecast for the fiscal year ending February 2014. Our overweight position in Barrett Business Services contributed to performance as the company released better than expected earning guidance for Q4 2013 which drove the stock price higher for the period.

From a proprietary attribution standpoint, the Alpha Model, the team’s quantitative ranking model, made the most meaningful contribution to performance, with the other exposures (beta, risk factors, and sector) also contributing. Stock selection was a slight detractor for the year. From a factor perspective, Deployment and Valuation both made positive contributions while the impact from Quality was slightly negative.

There have been no changes to the way the Portfolio has been managed. Further, we remain firmly committed to our disciplined and dispassionate investment process. As of December 31, 2013 our largest relative sector overweights were in the Industrials and Information Technology sectors, and our largest relative underweights were in Financials and Energy sectors.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
JPMorgan Small Cap Value Portfolio
Class A	33.25	16.41	9.71
Class B	32.90	16.11	8.47
Russell 2000 Value Index	34.52	17.64	8.64

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 Inception of Class A shares is 5/2/2005. Inception of Class B shares is 4/28/2008. Index returns are based on an inception date of 5/2/2005.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Portland General Electric Co.	1.1
Rite Aid Corp.	1.0
Helix Energy Solutions Group, Inc.	1.0
AAR Corp.	0.9
Barrett Business Services, Inc.	0.9
Dana Holding Corp.	0.9
Children’s Place Retail Stores, Inc. (The)	0.9
Minerals Technologies, Inc.	0.9
Ocwen Financial Corp.	0.9
Universal Corp.	0.8

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	36.8
Industrials	15.7
Information Technology	11.7
Consumer Discretionary	10.3
Energy	6.8
Utilities	5.7
Materials	4.5
Health Care	4.3
Consumer Staples	3.3
Telecommunication Services	0.8

MIST-3

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.75%	$1,000.00	$1,176.50	$4.11
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class B(a)	Actual	0.99%	$1,000.00	$1,175.20	$5.43
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
AAR Corp.	259,300	$7,262,993
API Technologies Corp. (a) (b)	26,500	90,365
Engility Holdings, Inc. (a)	67,100	2,241,140

		9,594,498

Airlines—1.0%
Alaska Air Group, Inc.	18,500	1,357,345
Republic Airways Holdings, Inc. (a)	413,800	4,423,522
SkyWest, Inc.	146,800	2,177,044

		7,957,911

Auto Components—1.3%
Dana Holding Corp.	364,600	7,153,452
Stoneridge, Inc. (a)	113,200	1,443,300
Superior Industries International, Inc. (b)	84,600	1,745,298

		10,342,050

Biotechnology—1.3%
Agios Pharmaceuticals, Inc. (a) (b)	4,200	100,590
Clovis Oncology, Inc. (a)	20,600	1,241,562
Durata Therapeutics, Inc. (a) (b)	16,200	207,198
Foundation Medicine, Inc. (a) (b)	9,100	216,762
Geron Corp. (a) (b)	403,500	1,912,590
Insmed, Inc. (a) (b)	157,600	2,680,776
Karyopharm Therapeutics, Inc. (a) (b)	14,500	332,340
MacroGenics, Inc. (a) (b)	7,500	205,725
PDL BioPharma, Inc. (b)	278,400	2,349,696
Verastem, Inc. (a) (b)	53,200	606,480

		9,853,719

Building Products—0.9%
Gibraltar Industries, Inc. (a)	158,900	2,953,951
Norcraft Cos., Inc. (a) (b)	50,900	998,658
PGT, Inc. (a)	201,400	2,038,168
Trex Co., Inc. (a)	16,300	1,296,339

		7,287,116

Capital Markets—1.7%
Apollo Investment Corp. (b)	101,500	860,720
Arlington Asset Investment Corp. - Class A (b)	47,100	1,242,969
Artisan Partners Asset Management, Inc. - Class A	8,100	528,039
Cowen Group, Inc. - Class A (a)	107,600	420,716
Firsthand Technology Value Fund, Inc. (a)	11,700	271,089
GAMCO Investors, Inc. - Class A (b)	15,685	1,364,125
Gladstone Capital Corp. (b)	96,740	928,704
Investment Technology Group, Inc. (a)	214,700	4,414,232
Janus Capital Group, Inc. (b)	30,100	372,337
MCG Capital Corp.	168,700	742,280
MVC Capital, Inc.	27,300	368,550
NGP Capital Resources Co. (b)	46,309	345,928
Oppenheimer Holdings, Inc. - Class A	25,409	629,635
Piper Jaffray Cos. (a)	21,700	858,235

		13,347,559

Chemicals—1.3%
Minerals Technologies, Inc.	111,600	$6,703,812
Tredegar Corp.	106,425	3,066,104

		9,769,916

Commercial Banks—15.3%
1st Source Corp.	44,801	1,430,944
1st United Bancorp, Inc.	10,700	81,427
American National Bankshares, Inc.	3,000	78,750
Bancfirst Corp. (b)	33,100	1,855,586
BancorpSouth, Inc. (b)	170,400	4,331,568
Bank of Hawaii Corp. (b)	74,600	4,411,844
Banner Corp. (b)	28,200	1,263,924
BBCN Bancorp, Inc.	161,200	2,674,308
Bridge Capital Holdings (a) (b)	8,900	182,806
Cascade Bancorp (a) (b)	11,294	59,068
Cathay General Bancorp	94,000	2,512,620
Center Bancorp, Inc. (b)	9,706	182,085
Central Pacific Financial Corp.	140,601	2,823,268
Century Bancorp, Inc. - Class A	3,800	126,350
Chemical Financial Corp.	33,100	1,048,277
Citizens & Northern Corp.	8,900	183,607
City Holding Co. (b)	68,616	3,178,979
CoBiz Financial, Inc.	44,740	535,090
Columbia Banking System, Inc.	25,000	687,750
Community Bank System, Inc. (b)	61,800	2,452,224
Community Trust Bancorp, Inc. (b)	50,724	2,290,696
Cullen/Frost Bankers, Inc. (b)	15,400	1,146,222
Financial Institutions, Inc.	31,899	788,224
First Bancorp (a) (b)	164,500	1,164,275
First Busey Corp.	136,400	791,120
First Citizens BancShares, Inc. - Class A	3,700	823,731
First Commonwealth Financial Corp.	604,200	5,329,044
First Community Bancshares, Inc. (b)	11,300	188,710
First Financial Bankshares, Inc. (b)	17,300	1,147,336
First Interstate Bancsystem, Inc.	53,100	1,506,447
First Merchants Corp.	20,700	471,132
FirstMerit Corp.	201,400	4,477,122
FNB Corp. (b)	212,200	2,677,964
Glacier Bancorp, Inc. (b)	96,800	2,883,672
Great Southern Bancorp, Inc. (b)	16,800	510,888
Guaranty Bancorp	12,200	171,410
Hancock Holding Co.	125,156	4,590,722
Heartland Financial USA, Inc.	24,883	716,382
Home Federal Bancorp, Inc.	16,100	239,890
Hudson Valley Holding Corp. (b)	23,932	487,016
Lakeland Bancorp, Inc. (b)	27,100	335,227
Lakeland Financial Corp.	12,500	487,500
MainSource Financial Group, Inc.	115,587	2,084,034
MB Financial, Inc.	54,700	1,755,323
Metro Bancorp, Inc. (a)	26,500	570,810
MetroCorp Bancshares, Inc.	26,562	400,289
OFG Bancorp	256,645	4,450,224
OmniAmerican Bancorp, Inc. (a)	17,244	368,677
Pacific Continental Corp.	35,885	572,007
PacWest Bancorp (b)	71,000	2,997,620
Preferred Bank (a)	8,500	170,425

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—(Continued)
Republic Bancorp, Inc. - Class A	9,100	$223,314
S&T Bancorp, Inc. (b)	10,100	255,631
Seacoast Banking Corp. of Florida (a) (b)	13,179	160,784
Sierra Bancorp	8,000	128,720
Simmons First National Corp. - Class A (b)	34,400	1,277,960
Southside Bancshares, Inc. (b)	14,100	385,494
Southwest Bancorp, Inc. (a)	105,286	1,676,153
StellarOne Corp.	16,300	392,341
Sterling Financial Corp.	142,500	4,856,400
Suffolk Bancorp (a)	8,100	168,480
Susquehanna Bancshares, Inc.	333,300	4,279,572
SVB Financial Group (a)	25,700	2,694,902
SY Bancorp, Inc.	5,800	185,136
TCF Financial Corp. (b)	201,000	3,266,250
Tompkins Financial Corp. (b)	18,159	933,191
Trustmark Corp. (b)	65,600	1,760,704
UMB Financial Corp. (b)	85,300	5,483,084
Umpqua Holdings Corp. (b)	31,000	593,340
Union First Market Bankshares Corp. (b)	201,000	4,986,810
Univest Corp. of Pennsylvania	7,400	153,032
Valley National Bancorp (b)	28,400	287,408
Washington Trust Bancorp, Inc. (b)	17,400	647,628
Webster Financial Corp.	51,000	1,590,180
West Bancorp, Inc. (b)	16,620	262,928
Westamerica Bancorp (b)	62,600	3,534,396
Wilshire Bancorp, Inc.	187,700	2,051,561

		118,930,013

Commercial Services & Supplies—4.0%
ABM Industries, Inc.	80,000	2,287,200
ACCO Brands Corp. (a) (b)	343,500	2,308,320
ARC Document Solutions, Inc. (a)	342,171	2,812,646
Cenveo, Inc. (a) (b)	856,007	2,944,664
Consolidated Graphics, Inc. (a)	45,961	3,099,610
Courier Corp.	15,600	282,204
Ennis, Inc.	11,200	198,240
G&K Services, Inc. - Class A	50,000	3,111,500
HNI Corp. (b)	53,700	2,085,171
Kimball International, Inc. - Class B	33,600	505,008
Quad/Graphics, Inc.	131,707	3,586,381
Steelcase, Inc. - Class A	114,500	1,815,970
United Stationers, Inc. (b)	137,900	6,328,231

		31,365,145

Communications Equipment—1.7%
Aviat Networks, Inc. (a)	183,400	414,484
Bel Fuse, Inc. - Class B	28,472	606,738
Black Box Corp.	66,692	1,987,421
Calix, Inc. (a) (b)	38,200	368,248
Ciena Corp. (a)	111,900	2,677,767
Comtech Telecommunications Corp.	175,982	5,546,953
Harmonic, Inc. (a)	175,100	1,292,238
Oplink Communications, Inc. (a)	15,538	289,007

		13,182,856

Computers & Peripherals—0.5%
Avid Technology, Inc. (a) (b)	210,584	1,716,260
QLogic Corp. (a)	184,400	2,181,452
Violin Memory, Inc. (a) (b)	40,800	161,568

		4,059,280

Construction & Engineering—1.2%
Argan, Inc.	47,610	1,312,132
Comfort Systems USA, Inc.	64,000	1,240,960
EMCOR Group, Inc.	139,100	5,903,404
Orion Marine Group, Inc. (a)	38,500	463,155

		8,919,651

Consumer Finance—1.3%
DFC Global Corp. (a)	126,500	1,448,425
Green Dot Corp. - Class A (a) (b)	22,900	575,935
Nelnet, Inc. - Class A	50,200	2,115,428
Springleaf Holdings, Inc. (a)	13,200	333,696
World Acceptance Corp. (a) (b)	66,900	5,855,757

		10,329,241

Containers & Packaging—0.6%
Graphic Packaging Holding Co. (a)	287,200	2,757,120
Myers Industries, Inc.	75,100	1,586,112

		4,343,232

Diversified Consumer Services—0.4%
Corinthian Colleges, Inc. (a) (b)	287,500	511,750
Lincoln Educational Services Corp. (b)	111,464	555,091
Regis Corp. (b)	131,700	1,910,967

		2,977,808

Diversified Financial Services—0.4%
Marlin Business Services Corp.	53,574	1,350,065
PHH Corp. (a) (b)	56,400	1,373,340
Resource America, Inc. - Class A (b)	14,568	136,356

		2,859,761

Diversified Telecommunication Services—0.8%
Fairpoint Communications, Inc. (a) (b)	16,900	191,139
Inteliquent, Inc.	251,900	2,876,698
magicJack VocalTec, Ltd. (a) (b)	209,497	2,497,204
Vonage Holdings Corp. (a)	244,400	813,852

		6,378,893

Electric Utilities—2.4%
El Paso Electric Co.	135,205	4,747,048
PNM Resources, Inc.	64,800	1,562,976
Portland General Electric Co. (b)	280,000	8,456,000
Unitil Corp.	23,600	719,564
UNS Energy Corp. (b)	46,100	2,759,085

		18,244,673

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—0.3%
LSI Industries, Inc.	98,665	$855,426
Powell Industries, Inc.	16,000	1,071,840

		1,927,266

Electronic Equipment, Instruments & Components—2.7%
Aeroflex Holding Corp. (a)	152,500	991,250
Agilysys, Inc. (a)	24,858	346,023
Anixter International, Inc.	8,000	718,720
Benchmark Electronics, Inc. (a)	156,200	3,605,096
Checkpoint Systems, Inc. (a)	105,100	1,657,427
Cognex Corp.	99,500	3,798,910
Coherent, Inc. (a)	43,800	3,258,282
Electro Scientific Industries, Inc.	31,200	326,352
Insight Enterprises, Inc. (a)	50,200	1,140,042
Newport Corp. (a)	70,800	1,279,356
Park Electrochemical Corp.	19,172	550,620
Richardson Electronics, Ltd.	26,600	302,176
Tech Data Corp. (a)	36,000	1,857,600
Vishay Intertechnology, Inc. (a) (b)	64,600	856,596

		20,688,450

Energy Equipment & Services—2.8%
Dawson Geophysical Co. (a)	30,862	1,043,753
Exterran Holdings, Inc. (a) (b)	111,200	3,803,040
Global Geophysical Services, Inc. (a) (b)	82,100	132,181
Helix Energy Solutions Group, Inc. (a)	336,300	7,795,434
Hercules Offshore, Inc. (a)	344,600	2,250,238
Key Energy Services, Inc. (a)	22,900	180,910
Natural Gas Services Group, Inc. (a)	29,937	825,363
Parker Drilling Co. (a)	141,100	1,147,143
Pioneer Energy Services Corp. (a)	28,600	229,086
SEACOR Holdings, Inc. (a) (b)	50,800	4,632,960

		22,040,108

Food & Staples Retailing—1.5%
Pantry, Inc. (The) (a)	4,200	70,476
Rite Aid Corp. (a)	1,558,500	7,886,010
Roundy’s, Inc. (b)	87,900	866,694
Spartan Stores, Inc.	38,600	937,208
SUPERVALU, Inc. (a) (b)	307,500	2,241,675

		12,002,063

Food Products—0.7%
Chiquita Brands International, Inc. (a)	127,912	1,496,570
Farmer Bros Co. (a)	11,000	255,860
Fresh Del Monte Produce, Inc. (b)	47,200	1,335,760
John B Sanfilippo & Son, Inc.	3,600	88,848
Pinnacle Foods, Inc.	68,900	1,891,994
Seneca Foods Corp. - Class A (a)	9,700	309,333

		5,378,365

Gas Utilities—1.6%
AGL Resources, Inc.	38,800	1,832,524
Chesapeake Utilities Corp.	9,300	558,186
Laclede Group, Inc. (The)	117,139	5,334,510

Gas Utilities—(Continued)
Piedmont Natural Gas Co., Inc.	20,800	689,728
Southwest Gas Corp.	68,500	3,829,835

		12,244,783

Health Care Equipment & Supplies—1.3%
Greatbatch, Inc. (a)	40,000	1,769,600
Medical Action Industries, Inc. (a) (b)	38,200	326,992
NuVasive, Inc. (a)	138,500	4,477,705
PhotoMedex, Inc. (a) (b)	29,900	387,205
SurModics, Inc. (a)	95,886	2,338,660
Symmetry Medical, Inc. (a)	70,900	714,672

		10,014,834

Health Care Providers & Services—1.4%
Addus HomeCare Corp. (a) (b)	32,400	727,380
Amedisys, Inc. (a) (b)	96,600	1,413,258
Centene Corp. (a)	37,800	2,228,310
Cross Country Healthcare, Inc. (a)	54,100	539,918
HealthSouth Corp.	68,400	2,279,088
LHC Group, Inc. (a)	43,900	1,055,356
Magellan Health Services, Inc. (a)	19,700	1,180,227
Providence Service Corp. (The) (a)	20,100	516,972
Skilled Healthcare Group, Inc. - Class A (a) (b)	12,921	62,150
Triple-S Management Corp. - Class B (a)	24,000	466,560

		10,469,219

Health Care Technology—0.1%
Veeva Systems, Inc. - Class A (a) (b)	30,200	969,420

Hotels, Restaurants & Leisure—1.2%
Biglari Holdings, Inc. (a)	8,046	4,076,425
Einstein Noah Restaurant Group, Inc.	26,622	386,019
Isle of Capri Casinos, Inc. (a)	98,741	888,669
Jack in the Box, Inc. (a)	8,600	430,172
Red Robin Gourmet Burgers, Inc. (a)	20,400	1,500,216
Ruth’s Hospitality Group, Inc.	124,200	1,764,882
Scientific Games Corp. - Class A (a)	14,900	252,257
Town Sports International Holdings, Inc.	11,300	166,788

		9,465,428

Household Durables—0.6%
Blyth, Inc. (b)	62,700	682,176
Cavco Industries, Inc. (a) (b)	6,300	432,810
CSS Industries, Inc.	39,351	1,128,587
Leggett & Platt, Inc. (b)	43,400	1,342,796
Lifetime Brands, Inc.	5,300	83,369
NACCO Industries, Inc. - Class A	15,600	970,164

		4,639,902

Household Products—0.2%
Central Garden and Pet Co. - Class A (a)	191,000	1,289,250

Independent Power Producers & Energy Traders—0.2%
Atlantic Power Corp. (b)	523,700	1,822,476

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—4.4%
American Equity Investment Life Holding Co. (b)	174,500	$4,603,310
Arch Capital Group, Ltd. (a)	15,456	922,569
Argo Group International Holdings, Ltd.	47,640	2,214,784
CNO Financial Group, Inc.	342,000	6,049,980
Global Indemnity plc (a)	5,400	136,620
Hallmark Financial Services, Inc. (a)	33,621	298,722
Horace Mann Educators Corp.	106,811	3,368,819
Meadowbrook Insurance Group, Inc. (b)	46,500	323,640
Platinum Underwriters Holdings, Ltd.	93,900	5,754,192
Primerica, Inc.	49,400	2,119,754
ProAssurance Corp.	79,800	3,868,704
StanCorp Financial Group, Inc.	29,100	1,927,875
Symetra Financial Corp.	144,000	2,730,240

		34,319,209

Internet & Catalog Retail—0.3%
Orbitz Worldwide, Inc. (a)	215,400	1,546,572
zulily, Inc. - Class A (a)	11,300	468,159

		2,014,731

Internet Software & Services—0.9%
Chegg, Inc. (a) (b)	38,800	330,188
Digital River, Inc. (a)	99,600	1,842,600
IntraLinks Holdings, Inc. (a)	285,548	3,457,986
Monster Worldwide, Inc. (a) (b)	39,600	282,348
QuinStreet, Inc. (a) (b)	57,200	497,068
XO Group, Inc. (a)	26,500	393,790
Xoom Corp. (a)	6,700	183,379

		6,987,359

IT Services—2.2%
CACI International, Inc. - Class A (a) (b)	41,300	3,023,986
Convergys Corp.	56,900	1,197,745
CSG Systems International, Inc. (b)	109,100	3,207,540
Euronet Worldwide, Inc. (a) (b)	55,300	2,646,105
EVERTEC, Inc.	15,800	389,628
Global Cash Access Holdings, Inc. (a)	143,700	1,435,563
Unisys Corp. (a) (b)	128,900	4,327,173
Vantiv, Inc. - Class A (a) (b)	36,600	1,193,526

		17,421,266

Machinery—3.3%
AGCO Corp.	43,300	2,562,927
Ampco-Pittsburgh Corp.	2,900	56,405
Briggs & Stratton Corp. (b)	203,100	4,419,456
Douglas Dynamics, Inc. (b)	124,684	2,097,185
Federal Signal Corp. (a)	91,100	1,334,615
FreightCar America, Inc. (b)	88,416	2,353,634
Hurco Cos., Inc.	31,082	777,361
Hyster-Yale Materials Handling, Inc.	31,300	2,915,908
Kadant, Inc.	64,095	2,597,129
Lydall, Inc. (a)	14,200	250,204
Mueller Industries, Inc.	31,600	1,991,116
Mueller Water Products, Inc. - Class A	134,200	1,257,454
Standex International Corp.	40,657	2,556,512

Machinery—(Continued)
Watts Water Technologies, Inc. - Class A	9,500	587,765

		25,757,671

Marine—0.1%
International Shipholding Corp. (b)	26,036	768,062

Media—1.9%
AH Belo Corp. - Class A	18,500	138,195
AMC Entertainment Holdings, Inc. - Class A (a)	18,800	386,340
Digital Generation, Inc. (a) (b)	321,500	4,099,125
Entercom Communications Corp. - Class A (a) (b)	99,404	1,044,736
Journal Communications, Inc. - Class A (a)	156,147	1,453,729
McClatchy Co. (The) - Class A (a) (b)	160,100	544,340
Nexstar Broadcasting Group, Inc. - Class A	20,900	1,164,757
Saga Communications, Inc. - Class A	4,135	207,990
Sinclair Broadcast Group, Inc. - Class A	121,000	4,323,330
Valassis Communications, Inc. (b)	48,500	1,661,125

		15,023,667

Metals & Mining—1.3%
A.M. Castle & Co. (a) (b)	55,300	816,781
Coeur Mining, Inc. (a)	126,000	1,367,100
Olympic Steel, Inc.	15,900	460,782
Schnitzer Steel Industries, Inc. - Class A (b)	18,000	588,060
SunCoke Energy, Inc. (a)	45,700	1,042,417
Worthington Industries, Inc.	142,200	5,983,776

		10,258,916

Multi-Utilities—1.3%
Avista Corp.	156,800	4,420,192
NorthWestern Corp.	128,883	5,583,212

		10,003,404

Multiline Retail—1.0%
Bon-Ton Stores, Inc. (The) (b)	72,954	1,187,691
Burlington Stores, Inc. (a) (b)	26,600	851,200
Dillard’s, Inc. - Class A	56,700	5,511,807

		7,550,698

Oil, Gas & Consumable Fuels—3.8%
Alon USA Energy, Inc. (b)	21,700	358,918
Alpha Natural Resources, Inc. (a) (b)	335,100	2,392,614
Arch Coal, Inc. (b)	148,100	659,045
Delek U.S. Holdings, Inc.	3,600	123,876
EPL Oil & Gas, Inc. (a)	102,300	2,915,550
Equal Energy, Ltd.	18,100	96,654
Forest Oil Corp. (a)	1,253,300	4,524,413
Frontline, Ltd. (a) (b)	98,100	366,894
Green Plains Renewable Energy, Inc. (b)	120,800	2,342,312
Knightsbridge Tankers, Ltd.	99,400	913,486
Panhandle Oil and Gas, Inc. - Class A	7,106	237,411
Penn Virginia Corp. (a)	333,700	3,146,791
PetroQuest Energy, Inc. (a) (b)	309,900	1,338,768
REX American Resources Corp. (a)	28,800	1,287,648
Stone Energy Corp. (a)	75,300	2,604,627

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
W&T Offshore, Inc. (b)	125,700	$2,011,200
Western Refining, Inc. (b)	106,100	4,499,701

		29,819,908

Paper & Forest Products—1.3%
Domtar Corp.	28,800	2,716,992
Neenah Paper, Inc.	26,800	1,146,236
PH Glatfelter Co.	126,800	3,504,752
Resolute Forest Products, Inc. (a)	119,100	1,907,982
Schweitzer-Mauduit International, Inc.	13,500	694,845

		9,970,807

Pharmaceuticals—0.2%
Cornerstone Therapeutics, Inc. (a)	8,000	75,920
Questcor Pharmaceuticals, Inc. (b)	24,100	1,312,245

		1,388,165

Professional Services—1.4%
Barrett Business Services, Inc.	77,260	7,165,092
CDI Corp.	4,800	88,944
FTI Consulting, Inc. (a)	66,000	2,715,240
VSE Corp.	10,000	480,100

		10,449,376

Real Estate Investment Trusts—11.0%
American Assets Trust, Inc.	10,600	333,158
Anworth Mortgage Asset Corp.	1,080,766	4,550,025
Apartment Investment & Management Co. - Class A	89,600	2,321,536
Ashford Hospitality Prime, Inc.	59,739	1,087,250
Ashford Hospitality Trust, Inc.	298,195	2,469,054
Capstead Mortgage Corp. (b)	493,658	5,963,389
CBL & Associates Properties, Inc.	190,900	3,428,564
Chambers Street Properties (b)	224,200	1,715,130
Coresite Realty Corp. (b)	151,800	4,886,442
CubeSmart (b)	250,100	3,986,594
CYS Investments, Inc. (b)	538,100	3,987,321
DCT Industrial Trust, Inc.	867,900	6,188,127
DiamondRock Hospitality Co.	145,000	1,674,750
Education Realty Trust, Inc.	73,750	650,475
EPR Properties	34,200	1,681,272
FelCor Lodging Trust, Inc. (a) (b)	323,069	2,636,243
First Industrial Realty Trust, Inc. (b)	57,400	1,001,630
First Potomac Realty Trust	222,000	2,581,860
Getty Realty Corp.	37,636	691,373
Gladstone Commercial Corp.	4,238	76,157
Highwoods Properties, Inc.	26,600	962,122
Home Properties, Inc.	30,000	1,608,600
Hospitality Properties Trust	72,500	1,959,675
LaSalle Hotel Properties	36,100	1,114,046
LTC Properties, Inc.	44,900	1,589,011
Mid-America Apartment Communities, Inc.	6,632	402,828
Parkway Properties, Inc.	68,700	1,325,223
Pebblebrook Hotel Trust	10,200	313,752
Pennsylvania Real Estate Investment Trust	103,900	1,972,022
Potlatch Corp.	138,400	5,776,816

Real Estate Investment Trusts—(Continued)
PS Business Parks, Inc.	16,300	$1,245,646
RAIT Financial Trust (b)	443,100	3,974,607
Redwood Trust, Inc. (b)	247,500	4,794,075
Strategic Hotels & Resorts, Inc. (a)	33,300	314,685
Sunstone Hotel Investors, Inc.	196,900	2,638,460
Taubman Centers, Inc.	6,300	402,696
Washington Real Estate Investment Trust (b)	133,900	3,127,904

		85,432,518

Real Estate Management & Development—0.6%
Alexander & Baldwin, Inc.	42,700	1,781,871
Forestar Group, Inc. (a) (b)	69,900	1,486,773
RE/MAX Holdings, Inc. - Class A (a)	44,200	1,417,494

		4,686,138

Road & Rail—1.1%
AMERCO (a)	2,100	499,464
Arkansas Best Corp.	97,800	3,293,904
Celadon Group, Inc.	22,800	444,144
Heartland Express, Inc. (b)	18,200	357,084
Quality Distribution, Inc. (a)	23,600	302,788
Saia, Inc. (a)	118,696	3,804,207

		8,701,591

Semiconductors & Semiconductor Equipment—2.7%
Advanced Energy Industries, Inc. (a)	208,100	4,757,166
Amkor Technology, Inc. (a) (b)	95,300	584,189
DSP Group, Inc. (a)	127,987	1,242,754
First Solar, Inc. (a) (b)	46,900	2,562,616
GSI Technology, Inc. (a) (b)	32,300	214,472
IXYS Corp.	29,700	385,209
LTX-Credence Corp. (a)	209,939	1,677,412
Pericom Semiconductor Corp. (a)	36,000	318,960
Photronics, Inc. (a)	139,200	1,256,976
Spansion, Inc. - Class A (a) (b)	386,600	5,369,874
SunPower Corp. (a) (b)	61,400	1,830,334
Supertex, Inc. (a)	20,695	518,410

		20,718,372

Software—0.7%
Aspen Technology, Inc. (a)	76,600	3,201,880
Fair Isaac Corp.	29,100	1,828,644
Telenav, Inc. (a)	109,900	724,241

		5,754,765

Specialty Retail—2.5%
Brown Shoe Co., Inc.	140,100	3,942,414
Children’s Place Retail Stores, Inc. (The) (a) (b)	123,400	7,030,098
Container Store Group, Inc. (The) (a) (b)	8,000	372,880
hhgregg, Inc. (a) (b)	135,266	1,889,666
New York & Co., Inc. (a)	55,300	241,661
Office Depot, Inc. (a)	978,626	5,176,932
Stein Mart, Inc. (b)	65,556	881,728

		19,535,379

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—0.9%
Iconix Brand Group, Inc. (a) (b)	119,200	$4,732,240
Perry Ellis International, Inc. (a)	15,530	245,219
Unifi, Inc. (a)	72,981	1,988,002
Vince Holding Corp. (a)	8,800	269,896

		7,235,357

Thrifts & Mortgage Finance—1.4%
BankFinancial Corp.	8,485	77,723
Beneficial Mutual Bancorp, Inc. (a) (b)	44,500	485,940
Charter Financial Corp.	67,500	726,975
ESB Financial Corp. (b)	11,500	163,300
Fox Chase Bancorp, Inc.	12,500	217,250
Kearny Financial Corp. (a) (b)	6,900	80,247
OceanFirst Financial Corp.	25,700	440,241
Ocwen Financial Corp. (a)	120,500	6,681,725
Rockville Financial, Inc.	44,200	628,082
Westfield Financial, Inc.	28,500	212,610
WSFS Financial Corp.	11,565	896,634

		10,610,727

Tobacco—0.8%
Universal Corp. (b)	119,167	6,506,518

Trading Companies & Distributors—0.9%
Aircastle, Ltd.	75,300	1,442,748
Applied Industrial Technologies, Inc.	112,698	5,532,345
Stock Building Supply Holdings, Inc. (a)	600	10,932

		6,986,025

Water Utilities—0.1%
California Water Service Group	29,400	678,258
Consolidated Water Co., Ltd. (b)	27,000	380,700

		1,058,958

Wireless Telecommunication Services—0.0%
USA Mobility, Inc.	3,500	49,980

Total Common Stocks (Cost $640,131,595)		761,704,453

U.S. Treasury & Government Agencies—0.1%

U.S. Treasury—0.1%
U.S. Treasury Notes
0.250%, 11/30/14 (c) (Cost $830,973)	830,000	830,745

Short-Term Investments —22.2%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—20.5%
State Street Navigator Securities Lending MET Portfolio (d)	159,503,028	159,503,028

Repurchase Agreement —1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $12,801,000 on 01/02/14, collateralized by $12,975,000 Federal Home Loan Mortgage Corp. at 1.375% due 02/25/14 with a value of $13,059,130.	12,801,000	12,801,000

Total Short-Term Investments (Cost $172,304,028)		172,304,028

Total Investments—120.3% (Cost $813,266,596) (e)		934,839,226
Other assets and liabilities (net)—(20.3)%		(157,938,902)

Net Assets—100.0%		$776,900,324

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $155,888,872 and the collateral received consisted of cash in the amount of $159,503,028 and non-cash collateral with a value of $223,937. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $580,145.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $814,791,456. The aggregate unrealized appreciation and depreciation of investments were $141,260,373 and $(21,212,603), respectively, resulting in net unrealized appreciation of $120,047,770 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
Russell 2000 Mini Index Futures	03/21/14	130	USD	14,833,330	$264,870

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$761,704,453	$—	$—	$761,704,453
Total U.S. Treasury & Government Agencies*	—	830,745	—	830,745
Short-Term Investments
Mutual Fund	159,503,028	—	—	159,503,028
Repurchase Agreement	—	12,801,000	—	12,801,000
Total Short-Term Investments	159,503,028	12,801,000	—	172,304,028
Total Investments	$921,207,481	$13,631,745	$—	$934,839,226

Collateral for Securities Loaned (Liability)	$—	$(159,503,028)	$—	$(159,503,028)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$264,870	$—	$—	$264,870

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$934,839,226
Cash	8,048
Receivable for:
Investments sold	4,983,682
Fund shares sold	4,623
Dividends and interest	1,158,470
Variation margin on futures contracts	62,400
Prepaid expenses	1,906

Total Assets	941,058,355
Liabilities
Collateral for securities loaned	159,503,028
Payables for:
Investments purchased	3,834,902
Fund shares redeemed	252,956
Accrued expenses:
Management fees	442,271
Distribution and service fees	6,485
Deferred trustees’ fees	53,884
Other expenses	64,505

Total Liabilities	164,158,031

Net Assets	$776,900,324

Net assets consist of:
Paid in surplus	$557,975,183
Undistributed net investment income	7,727,751
Accumulated net realized gain	89,359,848
Unrealized appreciation on investments, futures contracts and foreign currency transactions	121,837,542

Net Assets	$776,900,324

Net Assets
Class A	$745,865,727
Class B	31,034,597
Capital Shares Outstanding*
Class A	37,424,022
Class B	1,568,069
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$19.93
Class B	19.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $813,266,596.
(b)	Includes securities loaned at value of $155,888,872.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$11,758,624
Interest	3,297
Securities lending income	797,944

Total investment income	12,559,865

Expenses
Management fees	4,951,098
Administration fees	15,427
Custodian and accounting fees	132,251
Distribution and service fees—Class B	70,723
Audit and tax services	40,123
Legal	90,136
Trustees’ fees and expenses	30,452
Shareholder reporting	17,825
Insurance	4,272
Miscellaneous	7,607

Total expenses	5,359,914
Less management fee waiver	(470,657)

Net expenses	4,889,257

Net Investment Income	7,670,608

Net Realized and Unrealized Gain
Net realized gain on:
Investments	92,815,617
Futures contracts	4,259,276
Foreign currency transactions	1,324
Capital gain distributions	3,744

Net realized gain	97,079,961

Net change in unrealized appreciation on:
Investments	77,421,928
Futures contracts	264,870
Foreign currency transactions	42

Net change in unrealized appreciation	77,686,840

Net realized and unrealized gain	174,766,801

Net Increase in Net Assets From Operations	$182,437,409

(a)	Net of foreign withholding taxes of $20,165.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,670,608	$5,303,809
Net realized gain	97,079,961	8,305,379
Net change in unrealized appreciation	77,686,840	39,248,938

Increase in net assets from operations	182,437,409	52,858,126

From Distributions to Shareholders
Net investment income
Class A	(4,693,106)	(2,879,129)
Class B	(137,094)	(149,683)

Total distributions	(4,830,200)	(3,028,812)

Increase in net assets from capital share transactions	196,541,571	28,365,767

Total increase in net assets	374,148,780	78,195,081

Net Assets
Beginning of period	402,751,544	324,556,463

End of period	$776,900,324	$402,751,544

Undistributed Net Investment Income
End of period	$7,727,751	$4,834,995

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	17,042,620	$281,210,557	3,657,297	$52,046,512
Reinvestments	295,536	4,693,106	202,328	2,879,129
Redemptions	(4,947,996)	(87,090,034)	(1,864,981)	(26,939,734)

Net increase	12,390,160	$198,813,629	1,994,644	$27,985,907

Class B
Sales	215,277	$3,745,167	272,559	$3,849,589
Reinvestments	8,677	137,094	10,571	149,683
Redemptions	(355,231)	(6,154,319)	(253,456)	(3,619,412)

Net increase (decrease)	(131,277)	$(2,272,058)	29,674	$379,860

Increase derived from capital shares transactions		$196,541,571		$28,365,767

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.07	$13.14	$14.85	$12.52	$9.80

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.21	0.15	0.18	0.11
Net realized and unrealized gain (loss) on investments	4.77	1.84	(1.62)	2.26	2.70

Total from investment operations	4.98	2.05	(1.47)	2.44	2.81

Less Distributions
Distributions from net investment income	(0.12)	(0.12)	(0.24)	(0.11)	(0.09)

Total distributions	(0.12)	(0.12)	(0.24)	(0.11)	(0.09)

Net Asset Value, End of Period	$19.93	$15.07	$13.14	$14.85	$12.52

Total Return (%) (b)	33.25	15.66	(10.12)	19.53	29.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.84	0.85	0.87	0.89
Net ratio of expenses to average net assets (%) (c)	0.75	0.84	0.85	0.87	0.89
Ratio of net investment income to average net assets (%)	1.21	1.44	1.08	1.39	1.07
Portfolio turnover rate (%)	110	38	47	41	60
Net assets, end of period (in millions)	$745.9	$377.3	$302.8	$258.5	$209.4

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.97	$13.06	$14.78	$12.48	$9.79

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.17	0.12	0.16	0.09
Net realized and unrealized gain (loss) on investments	4.74	1.83	(1.62)	2.24	2.69

Total from investment operations	4.90	2.00	(1.50)	2.40	2.78

Less Distributions
Distributions from net investment income	(0.08)	(0.09)	(0.22)	(0.10)	(0.09)

Total distributions	(0.08)	(0.09)	(0.22)	(0.10)	(0.09)

Net Asset Value, End of Period	$19.79	$14.97	$13.06	$14.78	$12.48

Total Return (%) (b)	32.90	15.36	(10.36)	19.25	28.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	1.09	1.10	1.12	1.14
Net ratio of expenses to average net assets (%) (c)	1.00	1.09	1.10	1.12	1.14
Ratio of net investment income to average net assets (%)	0.90	1.18	0.85	1.21	0.79
Portfolio turnover rate (%)	110	38	47	41	60
Net assets, end of period (in millions)	$31.0	$25.4	$21.8	$16.3	$7.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. On April 29, 2013, JPMorgan Investment Management Inc. succeeded Dreman Value Management, LLC as the subadviser to the Portfolio and the name of the Portfolio was changed from the Dreman Small Cap Value Portfolio to the JPMorgan Small Cap Value Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-15

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-16

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to passive foreign investment companies (PFICs), and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $12,801,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

During the year ended December 31, 2013, the custodian voluntarily reimbursed the Portfolio for potential revenue that was missed due to an operational error. This reimbursement of $480,894 is also reflected as Securities lending income in the Statement of Operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

MIST-17

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts *	$264,870

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$4,259,276

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$264,870

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$16,800

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MIST-18

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$830,973	$891,139,562	$0	$681,946,786

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $23,930,524 in purchases of investments and $12,303,860 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with J.P. Morgan Investment Management, Inc. (“the Subadviser”) , effective April 29, 2013, for investment subadvisory services in connection with the investment management of the Portfolio. Prior to April 29, 2013, the Adviser had a subadvisory agreement with Dreman Value Management, LLC for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-19

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$4,951,098	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $50 million
0.100%	$50 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

Prior to April 29, 2013 the Adviser had agreed, for the period January 1, 2013 to April 28, 2013, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	First $100 million
0.025%	$300 million to $400 million
0.100%	$400 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-20

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$4,830,200	$3,028,812	$—	$—	$4,830,200	$3,028,812

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$43,555,616	$55,375,599	$120,047,812	$—	$218,979,027

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $5,146,864.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

MIST-21

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders JPMorgan Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of JPMorgan Small Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPMorgan Small Cap Value Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-22

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-24

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the JPMorgan Small Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the JPMorgan Small Cap Value Portfolio, the Sub-Advisory Agreement for this Portfolio went into effect on April 29, 2013 when J.P. Morgan Investment Management Inc. assumed the role of Sub-Adviser. The Board approved the Sub-Advisory Agreement at a Board meeting held on March 5-6, 2013, and the Agreement terminates on December 31, 2014. Therefore, the Board did not re-approve this Sub-Advisory Agreement at the Board meeting held on November 19-20, 2013. The Board, however, did approve the Portfolio’s Advisory Agreement at this November meeting, as explained in greater detail below.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also considered each Portfolio’s more recent performance, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-25

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

In considering the JPMorgan Small Cap Value Portfolio, the Board noted that, on April 29, 2013, J.P. Morgan Investment Management Inc. (“JPMorgan”) succeeded Dreman Value Management, LLC (“Dreman”) as Sub-Adviser to the Portfolio. The Board noted further its March 2013 approval of JPMorgan as Sub-Adviser, as described in greater detail in the Portfolio’s semi-annual report dated June 30, 2013. Since the hiring of JPMorgan, on a quarterly basis, the Board has reviewed the Portfolio’s performance against its benchmark and its peer ranking, noting that performance prior to April 29, 2013 reflects the performance of Dreman.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the JPMorgan Small Cap Value Portfolio, among other things, the Board noted that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule on two separate occasions and that the Adviser, in both instances, agreed to waive a corresponding portion of its advisory fees in order for contractholders to benefit from the lower sub-advisory fees effective January 1, 2013 and April 29, 2013, respectively.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the JPMorgan Small Cap Value Portfolio, the Board observed that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-26

Met Investors Series Trust

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-27

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned 17.34% and 17.13%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index (WGBI)2, returned 26.68% and -4.00%, respectively. A blend of the MSCI World Index (60%) and the Citigroup WGBI (40%) returned 13.54%.

MARKET ENVIRONMENT / CONDITIONS

In 2013, the end of household deleveraging was a significant turning point for the U.S. economy. Aggregate household liabilities rose for the first time since 2009, and there are early signs that consumer spending is making a comeback. As equity prices and home values rebounded, household net worth was restored and the wealth effect kicked in, causing consumers to borrow and spend. And with most of the fiscal drag from the sequester behind us, the U.S. now appears to be poised for stronger growth.

Japan has continued to pull itself out of deflation, but “Abenomics” appears, at least initially, to be incrementally successful. However, wage growth and labor market reforms will need to materialize before Japan can achieve its escape velocity. In Europe, multiple signs of a sustainable (albeit muted) recovery have been emerging. Ireland successfully exited its sovereign bailout program, unemployment rates in the peripheral economies have stopped rising or have begun to fall, and industrial activity seems to be picking up across the region on the back of solid export growth. Improving global growth, low inflation and still highly accommodative monetary policy created a positive environment for global credit, especially high yield and equity-linked assets in 2013.

Further, developed equity markets performed strongly over the quarter. Overall, global equities, as measured by the MSCI World Index, returned 8.11% and finished the year up 27.37% (in dollar terms). Emerging markets however, continued to lag.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Against this backdrop of very strong equity market returns, the Portfolio, with its balanced exposure to both equity and fixed income securities, overall underperformed the all equity benchmark MSCI World Index. However, the relative performance within each asset class was positive, driven by strong stock selection and a beneficial exposure to global credit. All equity sectors (with the exception of materials) contributed positively to absolute returns, in particular Health Care, Financials, and Consumer Discretionary. In regional terms, the strongest gains were seen in the United States, United Kingdom, and Germany while emerging markets exposure, particularly in Turkey and Thailand holdings, weighed on performance, as emerging markets securities are not constituents of the MSCI World Index benchmark. Within the fixed income portion of the Portfolio, security selection and sector allocation were primary drivers of outperformance during the period. The out-of-benchmark allocation to corporate bonds drove alpha.

Within the equity portion of the Portfolio, the Industrials sector was the largest detractor from relative performance due to two holdings, Fanuc Corp., a Japan-based machinery manufacturer, and Mills Estructuras, a Brazil-based construction and industrial maintenance company. On the positive side, strong stock selection in the Energy, Health Care, and Utilities sectors, combined with an underweight in the latter was beneficial on a relative basis.

Also within the equity portion of the Portfolio, individual detractors from performance included Antofagasta plc and Potash Corp. of Saskatchewan. Shares of U.K. mining company Antofagasta fell after the company warned that copper and gold output would decline due to increasing production costs. The Portfolio’s holdings in Canada’s Potash Corp. of Saskatchewan, a producer of potash and other fertilizers, declined after OAO Uralkali, the world’s largest potash producer, ended its relationship with its distribution and trading organization. This change in market dynamics, and the heightened risks to potash pricing, negatively influenced our downside view of the company, and we sold the stock. The strongest individual performers included Priceline.com and Google. Priceline.com, a U.S. online travel service company, continued to perform well with rapid growth in hotel listings and strong growth in its booking.com brand in the U.S. Internet search company, Google, had a strong year as it continued to build scale across the major facets of its business.

For the fixed income portion of the Portfolio, country allocation detracted from return due to the Portfolio’s bias to U.S. markets. The Portfolio’s underweight to Japan and Europe also detracted from performance. Yield curve positioning diminished relative performance, given the long duration stance along the U.S. dollar curve. The top performing industries on an excess return basis were Retail Stores—Food/Drugs, Automotive Manufactures, and Electronics. Selections within Manufacturing (i.e. General Motors in USD and Lucent Tech in USD) and Services (such as Albertsons Inc in USD and HCA, Inc. and Omnicare, Inc. in USD) positively contributed to the Portfolio’s performance. Currency and hedging also contributed to excess return. Our substantial underweight to Japanese yen was main driver of performance, as the yen fell 17.63% during the period. However, the Portfolio’s underweight to the euro slightly offset the positive performance as the euro strengthened versus the U.S. dollar over the year.

The Portfolio ended the year with overweight positions in the U.S., U.K., and Germany. We remained underweight in Japan even with the recent addition of information technology company Nomura Research Institute to the Portfolio. We also increased the Portfolio’s exposure to North America, while bringing down our emerging markets exposure. The Portfolio remained zero-weighted in the Telecommunications and Utilities sectors, as we believe these sectors are relatively unattractive. We are seeking better opportunities elsewhere in the market, including within the commercial aerospace industry and among selected banking franchises. These shifts are the result of our process that seeks to identify quality companies with the ability to grow intrinsic value and trade at attractive valuations.

MIST-1

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Managed By Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

At the end of the reporting period, the fixed income portion of the Portfolio had a corporate bond allocation of 65% and held 39% in high yield securities. U.S. credit appears to be further along in the credit recovery cycle than European credit. The Portfolio is positioned with an overweight to U.S. dollars, underweight to the euro and overweight to European periphery currencies, along with tactical positioning in emerging market currencies. The overall duration is slightly short than that of the benchmark.

Dan Fuss

Warren Koontz

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE CITIGROUP WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[3]
Loomis Sayles Global Markets Portfolio
Class A	17.34	18.58	8.84
Class B	17.13	18.31	8.57
MSCI World Index	26.68	15.02	4.70
Citigroup World Government Bond Index	-4.00	2.28	4.80

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The Citigroup World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

3 Inception of Class A and Class B shares is 5/1/2006. Index returns are based on an inception date of 5/1/2006.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Equity Sectors

% of Market Value of Total Investments
Financials	15.1
Consumer Discretionary	11.1
Information Technology	9.8
Industrials	9.2
Health Care	8.8

Top Fixed Income Sectors

% of Market Value of Total Investments
Corporate Bonds & Notes	17.9
Foreign Government	8.3
Convertible Bonds	2.2
U.S. Treasury & Government Agencies	1.0
Floating Rate Loans	0.2

MIST-3

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.78%	$1,000.00	$1,135.50	$4.20
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B	Actual	1.03%	$1,000.00	$1,135.00	$5.54
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—68.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
Precision Castparts Corp.	32,327	$8,705,661
TransDigm Group, Inc.	54,080	8,707,962

		17,413,623

Automobiles—0.2%
General Motors Co. (a)	22,657	925,992

Beverages—6.0%
Anheuser-Busch InBev NV	68,856	7,341,702
Asahi Group Holdings, Ltd. (b)	234,300	6,611,558
Coca-Cola Co. (The)	199,726	8,250,681
Diageo plc	301,741	9,966,877

		32,170,818

Biotechnology—1.6%
Alkermes plc (a)	106,959	4,348,953
Gilead Sciences, Inc. (a) (b)	59,069	4,439,035

		8,787,988

Capital Markets—3.1%
Aberdeen Asset Management plc (b)	1,014,316	8,447,043
Goldman Sachs Group, Inc. (The)	45,586	8,080,574

		16,527,617

Chemicals—2.8%
NewMarket Corp. (b)	12,058	4,029,181
Praxair, Inc.	52,882	6,876,246
Valspar Corp. (The) (b)	54,219	3,865,273

		14,770,700

Commercial Banks—4.8%
Bangkok Bank PCL	535,200	2,899,127
HSBC Holdings plc	528,346	5,794,842
M&T Bank Corp. (b)	43,290	5,039,822
Standard Chartered plc	167,224	3,767,861
Sumitomo Mitsui Trust Holdings, Inc.	914,000	4,828,562
Turkiye Garanti Bankasi A/S	1,039,113	3,377,029

		25,707,243

Communications Equipment—0.7%
QUALCOMM, Inc.	50,294	3,734,330

Computers & Peripherals—1.2%
Apple, Inc.	10,980	6,160,988

Construction Materials—0.4%
Siam Cement PCL (The)	172,700	2,111,025

Consumer Finance—1.6%
American Express Co.	94,306	8,556,383

Diversified Financial Services—1.7%
Citigroup, Inc.	172,757	9,002,367

Energy Equipment & Services—2.6%
Core Laboratories NV	17,447	$3,331,505
National Oilwell Varco, Inc.	49,223	3,914,705
Schlumberger, Ltd.	74,414	6,705,445

		13,951,655

Health Care Providers & Services—0.9%
UnitedHealth Group, Inc.	63,539	4,784,487

Hotels, Restaurants & Leisure—1.8%
Wyndham Worldwide Corp.	128,057	9,436,520

Insurance—3.5%
ACE, Ltd.	66,753	6,910,938
Legal & General Group plc	3,136,157	11,572,086

		18,483,024

Internet & Catalog Retail—2.0%
priceline.com, Inc. (a)	9,073	10,546,455

Internet Software & Services—3.4%
Facebook, Inc. - Class A (a)	39,797	2,175,304
Google, Inc. - Class A (a)	10,489	11,755,127
Mail.ru Group, Ltd. (GDR) (144A)	100,508	4,482,657

		18,413,088

IT Services—2.0%
CGI Group, Inc. - Class A (a)	195,000	6,524,170
Nomura Research Institute, Ltd.	136,500	4,304,665

		10,828,835

Machinery—2.4%
Atlas Copco AB - A Shares (b)	220,035	6,136,805
Deere & Co. (b)	74,140	6,771,206

		12,908,011

Multiline Retail—0.7%
S.A.C.I. Falabella	439,900	3,951,776

Oil, Gas & Consumable Fuels—2.1%
Gulfport Energy Corp. (a) (b)	70,450	4,448,917
Noble Energy, Inc.	101,287	6,898,658

		11,347,575

Personal Products—1.1%
Hengan International Group Co., Ltd.	485,000	5,737,874

Pharmaceuticals—6.2%
Bayer AG	53,601	7,519,865
Genomma Lab Internacional S.A.B. de C.V. - Class B (a)	2,447,068	6,833,386
Hikma Pharmaceuticals plc	162,363	3,229,759
Roche Holding AG	35,655	9,994,701
Shire plc	118,199	5,569,739

		33,147,450

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Road & Rail—1.4%
Genesee & Wyoming, Inc. - Class A (a) (b)	75,230	$7,225,841

Semiconductors & Semiconductor Equipment—1.2%
Texas Instruments, Inc.	150,379	6,603,142

Software—0.7%
FactSet Research Systems, Inc. (b)	34,635	3,760,668

Specialty Retail—3.7%
AutoZone, Inc. (a) (b)	17,053	8,150,311
Lowe’s Cos., Inc.	147,412	7,304,264
Signet Jewelers, Ltd.	57,557	4,529,736

		19,984,311

Textiles, Apparel & Luxury Goods—2.6%
Adidas AG	65,356	8,331,722
Luxottica Group S.p.A.	101,243	5,437,838

		13,769,560

Tobacco—0.9%
British American Tobacco plc	91,480	4,908,270

Trading Companies & Distributors—2.0%
Brenntag AG	41,577	7,723,843
Mills Estruturas e Servicos de Engenharia S.A.	220,200	3,081,950

		10,805,793

Total Common Stocks (Cost $295,479,782)		366,463,409

Corporate Bonds & Notes—17.6%

Advertising—0.1%
Visant Corp. 10.000%, 10/01/17	100,000	97,000
WPP plc 6.000%, 04/04/17 (GBP)	160,000	294,174

		391,174

Agriculture—0.0%
BAT International Finance plc 3.250%, 06/07/22 (144A)	150,000	143,670

Airlines—0.6%
Air Canada 7.625%, 10/01/19 (144A) (CAD)	470,000	463,474
Delta Air Lines Pass-Through Trust 8.021%, 08/10/22	1,242,823	1,398,176
8.954%, 08/10/14	1,123,649	1,137,695
United Continental Holdings, Inc. 6.375%, 06/01/18 (b)	305,000	318,725

Airlines—(Continued)
US Airways Pass-Through Trust 5.900%, 10/01/24	76,837	$83,752
8.000%, 10/01/19	38,333	42,741

		3,444,563

Auto Manufacturers—0.4%
Ford Motor Co. 6.625%, 10/01/28	1,675,000	1,880,539
Kia Motors Corp. 3.625%, 06/14/16 (144A)	300,000	313,309

		2,193,848

Auto Parts & Equipment—0.3%
Gajah Tunggal Tbk PT 7.750%, 02/06/18 (144A) (b)	300,000	294,000
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	1,228,000	1,228,000

		1,522,000

Banks—2.8%
Akbank TAS 3.875%, 10/24/17 (144A)	395,000	384,177
Banco de Credito e Inversiones 3.000%, 09/13/17 (144A) (b)	600,000	601,317
Banco do Brasil S.A. 3.875%, 10/10/22	300,000	261,000
Banco Latinoamericano de Comercio Exterior S.A. 3.750%, 04/04/17 (144A) (b)	625,000	637,500
Banco Santander Brasil S.A. 4.625%, 02/13/17 (144A)	400,000	416,000
Banco Santander Chile 6.500%, 09/22/20 (144A) (CLP)	400,000,000	762,014
Banco Santander Mexico S.A. 4.125%, 11/09/22 (144A)	150,000	141,375
Banco Votorantim S.A. 6.250%, 05/16/16 (144A) (BRL)	450,000	209,811
Bank of America Corp. 4.625%, 08/07/17 (EUR)	300,000	455,678
Barclays Bank plc 3.680%, 08/20/15 (KRW)	220,000,000	212,114
BBVA Bancomer S.A. 6.750%, 09/30/22 (144A) (b)	300,000	319,500
Caixa Economica Federal 4.500%, 10/03/18 (144A)	475,000	471,913
Canara Bank 6.365%, 11/28/21 (c)	200,000	190,500
Export-Import Bank of Korea 3.000%, 05/22/18 (144A) (NOK)	1,700,000	275,416
4.000%, 11/26/15 (144A) (PHP)	8,000,000	186,206
Goldman Sachs Group, Inc. (The) 3.375%, 02/01/18 (CAD)	300,000	285,181
6.750%, 10/01/37	945,000	1,051,355
7.250%, 04/10/28 (GBP)	100,000	208,331

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
GTB Finance B.V. 6.000%, 11/08/18 (144A) (b)	200,000	$197,000
Hana Bank 4.000%, 11/03/16 (144A)	200,000	211,904
ICICI Bank, Ltd. 6.375%, 04/30/22 (144A) (c)	300,000	287,250
Industrial Bank of Korea 2.375%, 07/17/17 (144A)	300,000	301,205
Itau Unibanco Holding S.A. 6.200%, 12/21/21 (144A) (b)	300,000	301,500
Macquarie Bank, Ltd. 5.000%, 02/22/17 (144A)	550,000	596,442
6.625%, 04/07/21 (144A)	500,000	552,970
Morgan Stanley 4.100%, 05/22/23	200,000	193,550
5.750%, 02/14/17 (GBP)	510,000	929,089
7.250%, 05/26/15 (AUD)	300,000	280,653
7.625%, 03/03/16 (AUD)	500,000	475,223
PKO Finance AB 4.630%, 09/26/22 (144A)	450,000	447,975
Standard Chartered Bank 5.875%, 09/26/17 (EUR)	250,000	388,196
State Bank of India 4.125%, 08/01/17 (144A)	300,000	303,381
Turkiye Garanti Bankasi A/S 4.000%, 09/13/17 (144A)	300,000	294,750
Turkiye Is Bankasi 3.875%, 11/07/17 (144A)	400,000	384,480
VTB Bank OJSC Via VTB Capital S.A. 6.000%, 04/12/17 (144A)	200,000	212,500
Wells Fargo & Co. 3.500%, 09/12/29 (GBP)	260,000	391,007
4.625%, 11/02/35 (GBP)	100,000	168,168
Woori Bank Co., Ltd. 5.875%, 04/13/21 (144A)	200,000	218,893
Yapi ve Kredi Bankasi A/S 5.250%, 12/03/18 (144A)	360,000	348,768
Yapi ve Kredi Bankasi Via Unicredit Luxembourg S.A. 5.188%, 10/13/15 (144A)	300,000	303,750

		14,858,042

Beverages—0.0%
Crestview DS Merger Sub II, Inc. 10.000%, 09/01/21 (144A)	125,000	134,063

Building Materials—0.0%
Masco Corp. 6.500%, 08/15/32	30,000	29,475
7.750%, 08/01/29	200,000	219,627

		249,102

Chemicals—1.1%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	200,000	196,000

Chemicals—(Continued)
Hercules, Inc. 6.500%, 06/30/29	10,000	8,700
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	87,555
INEOS Group Holdings S.A. 6.125%, 08/15/18 (144A) (b)	200,000	201,000
Momentive Specialty Chemicals, Inc. 7.875%, 02/15/23 (d)	899,000	800,110
8.375%, 04/15/16 (d)	2,943,000	2,884,140
9.200%, 03/15/21 (d)	1,910,000	1,833,600

		6,011,105

Coal—0.1%
Adaro Indonesia PT 7.625%, 10/22/19 (144A)	400,000	422,000

Commercial Services—0.2%
Cielo S.A. / Cielo USA, Inc.
3.750%, 11/16/22 (144A)	540,000	480,600
RR Donnelley & Sons Co.
7.000%, 02/15/22 (b)	255,000	274,125
8.250%, 03/15/19	165,000	188,925

		943,650

Diversified Financial Services—0.6%
Hyundai Capital Services, Inc.
3.500%, 09/13/17 (144A)	400,000	413,505
Jefferies Group LLC
5.125%, 01/20/23	50,000	50,573
6.250%, 01/15/36	175,000	168,875
6.450%, 06/08/27	50,000	51,954
6.875%, 04/15/21	480,000	546,734
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
7.375%, 10/01/17	90,000	94,500
Old Mutual plc
8.000%, 06/03/21 (GBP)	280,000	492,615
SLM Corp.
5.500%, 01/25/23	555,000	524,260
5.625%, 08/01/33	975,000	808,031
Springleaf Finance Corp.
7.750%, 10/01/21	165,000	178,200
8.250%, 10/01/23	65,000	70,363

		3,399,610

Electric—0.7%
AES Corp.
4.875%, 05/15/23	125,000	116,875
CEZ A/S
4.250%, 04/03/22 (144A)	400,000	399,578
Dubai Electricity & Water Authority
6.375%, 10/21/16 (144A)	200,000	220,800
8.500%, 04/22/15 (144A)	300,000	325,950
E.CL S.A.
5.625%, 01/15/21 (144A)	250,000	263,621

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Emgesa S.A. E.S.P
8.750%, 01/25/21 (144A) (COP)	1,210,000,000	$661,613
Empresas Publicas de Medellin E.S.P.
8.375%, 02/01/21 (144A) (COP)	1,610,000,000	863,811
Energy Future Intermediate Holding Co. LLC / EFIH Finance, Inc.
11.250%, 12/01/18 (144A) (e)	1,532,358	1,064,989

		3,917,237

Engineering & Construction—0.1%
Odebrecht Offshore Drilling Finance, Ltd.
6.750%, 10/01/22 (144A)	393,840	403,095
Sydney Airport Finance Co. Pty., Ltd.
5.125%, 02/22/21 (144A)	140,000	147,856

		550,951

Food—0.3%
BRF S.A.
3.950%, 05/22/23 (144A) (b)	1,085,000	938,525
5.875%, 06/06/22 (144A)	200,000	199,600
7.750%, 05/22/18 (144A) (BRL)	480,000	168,460
Cosan Luxembourg S.A.
5.000%, 03/14/23 (144A) (b)	200,000	173,760

		1,480,345

Food & Staples Retailing—0.3%
SUPERVALU, Inc.
6.750%, 06/01/21 (b)	1,415,000	1,397,312

Forest Products & Paper—0.2%
Celulosa Arauco y Constitucion S.A.
4.750%, 01/11/22	400,000	389,697
Fibria Overseas Finance, Ltd.
6.750%, 03/03/21 (144A)	150,000	163,500
Inversiones CMPC S.A.
4.375%, 05/15/23 (144A) (b)	400,000	372,774

		925,971

Gas—0.0%
China Resources Gas Group, Ltd.
4.500%, 04/05/22 (144A) (b)	200,000	196,257

Healthcare-Services—1.6%
HCA, Inc.
7.050%, 12/01/27	80,000	78,800
7.500%, 11/06/33	5,060,000	5,060,000
7.580%, 09/15/25	375,000	389,062
7.690%, 06/15/25	755,000	788,975
7.750%, 07/15/36	1,420,000	1,412,900
Tenet Healthcare Corp.
6.875%, 11/15/31	910,000	791,700

		8,521,437

Holding Companies-Diversified—0.1%
Hutchison Whampoa International 11, Ltd.
3.500%, 01/13/17 (144A)	200,000	208,734
Noble Group, Ltd.
6.750%, 01/29/20 (144A)	300,000	315,000

		523,734

Home Builders—0.1%
K. Hovnanian Enterprises, Inc. 5.000%, 11/01/21	700,000	626,500
7.500%, 05/15/16	15,000	16,200

		642,700

Home Furnishings—0.1%
Arcelik A/S
5.000%, 04/03/23 (144A) (b)	300,000	258,900

Household Products/Wares—0.4%
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750%, 10/15/20	900,000	918,000
8.250%, 02/15/21 (b)	1,150,000	1,227,625

		2,145,625

Insurance—0.2%
Forethought Financial Group, Inc.
8.625%, 04/15/21 (144A)	820,000	904,420

Internet—0.1%
Baidu, Inc.
3.250%, 08/06/18	600,000	606,479

Iron/Steel—0.5%
ArcelorMittal
7.250%, 03/01/41	300,000	286,500
CSN Resources S.A.
6.500%, 07/21/20 (144A) (b)	100,000	101,125
Gerdau Holdings, Inc.
7.000%, 01/20/20 (144A)	400,000	436,000
Hyundai Steel Co.
4.625%, 04/21/16 (144A)	400,000	421,223
Samarco Mineracao S.A.
4.125%, 11/01/22 (144A)	300,000	270,000
United States Steel Corp.
7.500%, 03/15/22 (b)	290,000	308,125
Vale Overseas, Ltd.
6.875%, 11/21/36	350,000	361,463
Vale S.A.
5.625%, 09/11/42 (b)	525,000	476,586

		2,661,022

Machinery-Diversified—0.0%
Cleaver-Brooks, Inc.
8.750%, 12/15/19 (144A)	65,000	70,525

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—0.3%
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/20	325,000	$341,656
Dex Media, Inc.
14.000%, 01/29/17 (e)	5,157	2,682
Grupo Televisa S.A.B.
7.250%, 05/14/43 (MXN)	6,000,000	372,110
Myriad International Holding B.V.
6.000%, 07/18/20 (144A)	200,000	214,000
Shaw Communications, Inc.
5.650%, 10/01/19 (CAD)	250,000	258,687
Time Warner Cable, Inc.
5.250%, 07/15/42 (GBP)	305,000	398,738

		1,587,873

Mining—0.3%
Anglo American Capital plc
2.625%, 09/27/17 (144A)	250,000	251,077
AngloGold Ashanti Holdings plc
5.125%, 08/01/22 (b)	285,000	245,813
Corp. Nacional del Cobre de Chile
4.500%, 08/13/23 (144A)	650,000	647,176
Hecla Mining Co.
6.875%, 05/01/21 (144A) (b)	320,000	307,200
Vedanta Resources plc
6.000%, 01/31/19 (144A) (b)	255,000	246,712

		1,697,978

Multi-National—0.1%
Central American Bank for Economic Integration
3.875%, 02/09/17 (144A)	550,000	565,676

Oil & Gas—1.5%
Bill Barrett Corp.
7.000%, 10/15/22 (b)	1,000,000	1,037,500
CNOOC Finance 2013, Ltd.
3.000%, 05/09/23	500,000	446,591
Ecopetrol S.A.
5.875%, 09/18/23	740,000	780,700
Gazprom OAO Via Gaz Capital S.A.
4.950%, 05/23/16 (144A) (b)	200,000	212,300
Halcon Resources Corp.
8.875%, 05/15/21	185,000	186,850
NGC Corp. Capital Trust I
8.316%, 06/01/27 (f) (k)	520,000	0
Odebrecht Drilling Norbe VIII/IX, Ltd.
6.350%, 06/30/21 (144A)	180,000	184,500
Pacific Rubiales Energy Corp.
5.125%, 03/28/23 (144A)	570,000	522,975
5.375%, 01/26/19 (144A)	500,000	503,750
Pan American Energy LLC
7.875%, 05/07/21 (144A)	180,000	185,400
Pertamina Persero PT
4.300%, 05/20/23 (144A)	1,115,000	970,050
Petrobras Global Finance B.V.
3.000%, 01/15/19	400,000	374,333
4.375%, 05/20/23	1,080,000	962,163

Oil & Gas—(Continued)
Petrobras International Finance Co.
6.250%, 12/14/26 (GBP)	200,000	342,354
Petroleos Mexicanos
3.500%, 07/18/18 (b)	210,000	215,513
Reliance Holdings USA, Inc.
5.400%, 02/14/22 (144A)	500,000	505,671
Rosetta Resources, Inc.
5.625%, 05/01/21	245,000	244,388
Thai Oil PCL
3.625%, 01/23/23 (144A)	350,000	311,145

		7,986,183

Oil & Gas Services—0.0%
Korea National Oil Corp.
3.125%, 04/03/17 (144A) (b)	200,000	205,983

Pharmaceuticals—0.1%
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20 (144A)	240,000	252,900

Pipelines—0.1%
Transportadora de Gas del Sur S.A.
7.875%, 05/14/17 (144A)	345,000	332,063

Real Estate Investment Trusts—0.0%
iStar Financial, Inc.
3.875%, 07/01/16	20,000	20,450
4.875%, 07/01/18	70,000	69,737
6.050%, 04/15/15 (b)	15,000	15,769

		105,956

Retail—1.0%
J.C. Penney Corp., Inc. 7.625%, 03/01/97	175,000	125,125
Lotte Shopping Co., Ltd. 3.375%, 05/09/17 (144A) (b)	430,000	440,252
New Albertsons, Inc. 7.450%, 08/01/29 (b)	5,470,000	4,485,400
Parkson Retail Group, Ltd. 4.500%, 05/03/18	200,000	185,000
Toys “R” Us, Inc. 7.375%, 10/15/18	150,000	111,000

		5,346,777

Software—0.1%
First Data Corp. 10.625%, 06/15/21 (144A)	675,000	731,531

Telecommunications—3.0%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29	55,000	48,675
Altice Financing S.A. 7.875%, 12/15/19 (144A) (b)	200,000	217,500
America Movil S.A.B. de C.V. 3.500%, 02/08/15 (CNH)	4,000,000	663,456

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Bharti Airtel International Netherlands B.V. 5.125%, 03/11/23 (144A)	500,000	$459,200
British Telecommunications plc 5.750%, 12/07/28 (GBP)	540,000	989,495
CenturyLink, Inc. 6.875%, 01/15/28	45,000	41,400
7.600%, 09/15/39	475,000	422,750
7.650%, 03/15/42	185,000	165,113
Colombia Telecomunicaciones S.A. E.S.P. 5.375%, 09/27/22 (144A)	250,000	233,750
Eileme 2 AB 11.625%, 01/31/20	200,000	239,746
Indosat Palapa Co. B.V. 7.375%, 07/29/20 (144A) (b)	200,000	217,000
Level 3 Financing, Inc. 7.000%, 06/01/20	380,000	402,800
Millicom International Cellular S.A. 4.750%, 05/22/20 (144A)	225,000	216,000
Oi S.A. 9.750%, 09/15/16 (144A) (BRL)	300,000	114,443
Philippine Long Distance Telephone Co. 8.350%, 03/06/17	95,000	108,775
Qwest Capital Funding, Inc. 7.750%, 02/15/31	1,445,000	1,383,587
SoftBank Corp. 4.500%, 04/15/20 (144A)	800,000	780,000
Sprint Capital Corp. 6.875%, 11/15/28	1,250,000	1,178,125
8.750%, 03/15/32	350,000	375,375
Sprint Communications, Inc. 7.000%, 08/15/20 (b)	1,500,000	1,623,750
9.000%, 11/15/18 (144A)	2,500,000	3,012,500
11.500%, 11/15/21	2,000,000	2,620,000
Telecom Italia Capital S.A. 6.000%, 09/30/34	350,000	303,188
Telefonica Emisiones SAU 4.375%, 02/02/16 (EUR)	140,000	204,674

		16,021,302

Transportation—0.2%
Jack Cooper Holdings Corp. 9.250%, 06/01/20 (144A)	360,000	387,900
Transnet SOC, Ltd. 4.000%, 07/26/22 (144A) (b)	555,000	488,511

		876,411

Total Corporate Bonds & Notes (Cost $90,670,563)		94,226,375

Foreign Government—8.2%

Regional Government—0.3%
Autonomous Community of Madrid Spain 4.300%, 09/15/26 (EUR)	350,000	449,837

Regional Government—(Continued)
New South Wales Treasury Corp. 6.000%, 02/01/18 (AUD)	845,000	825,953

		1,275,790

Sovereign—7.9%
Banco Nacional de Desenvolvimento Economico e Social 5.750%, 09/26/23 (144A)	500,000	494,375
Brazil Letras do Tesouro Nacional Zero Coupon, 07/01/16 (BRL)	2,900,000	923,121
Brazil Notas do Tesouro Nacional
6.000%, 05/15/15 (BRL)	715,000	729,768
10.000%, 01/01/19 (BRL)	1,000,000	382,646
10.000%, 01/01/21 (BRL)	1,635,000	602,383
Brazilian Government International Bonds
8.500%, 01/05/24 (BRL) (b)	350,000	129,808
10.250%, 01/10/28 (BRL) (b)	1,000,000	410,088
Bundesrepublik Deutschland 3.750%, 01/04/17 (EUR)	900,000	1,362,247
Canadian Government Bonds 1.000%, 08/01/16 (CAD)	205,000	191,973
3.000%, 12/01/15 (CAD)	750,000	731,050
Chile Government International Bond 5.500%, 08/05/20 (CLP)	130,000,000	251,390
Costa Rica Government International Bond 4.375%, 04/30/25 (144A)	400,000	353,000
Croatia Government International Bond 6.000%, 01/26/24 (144A) (b)	400,000	397,000
European Financial Stability Facility 1.625%, 07/17/20 (EUR)	1,375,000	1,876,590
Export Credit Bank of Turkey 5.375%, 11/04/16 (144A) (b)	200,000	205,460
Finland Government Bond 1.500%, 04/15/23 (144A) (EUR)	625,000	814,388
Hungary Government International Bond 6.375%, 03/29/21 (b)	640,000	686,400
Iceland Government International Bond 5.875%, 05/11/22 (144A)	500,000	510,000
Indonesia Treasury Bonds 6.125%, 05/15/28 (IDR)	5,300,000,000	337,510
11.500%, 09/15/19 (IDR)	2,901,000,000	272,460
Italy Buoni Poliennali Del Tesoro 4.000%, 02/01/37 (EUR)	380,000	480,442
4.500%, 08/01/18 (EUR)	1,040,000	1,550,808
4.750%, 08/01/23 (144A) (EUR)	630,000	925,522
5.000%, 03/01/22 (EUR)	220,000	330,781
Korea Treasury Bonds 2.750%, 09/10/17 (KRW)	1,200,000,000	1,124,605
4.000%, 03/10/16 (KRW)	345,000,000	334,973
Malaysia Government Bonds 3.434%, 08/15/14 (MYR)	1,600,000	489,871
4.012%, 09/15/17 (MYR)	2,495,000	771,074
Mexican Bonos 6.500%, 06/10/21 (MXN)	11,200,000	880,084
6.500%, 06/09/22 (MXN)	10,420,000	806,781

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Mexican Bonos 7.750%, 12/14/17 (MXN)	13,230,000	$1,110,746
8.000%, 12/07/23 (MXN)	11,500,000	979,656
8.500%, 12/13/18 (MXN)	28,850,000	2,498,046
New Zealand Government Bonds 3.000%, 09/20/30 (NZD)	1,195,000	983,790
5.000%, 03/15/19 (NZD) (b)	1,015,000	864,428
Norwegian Government Bonds 2.000%, 05/24/23 (NOK)	7,237,000	1,096,832
4.250%, 05/19/17 (NOK)	760,000	135,058
4.500%, 05/22/19 (NOK)	4,280,000	781,017
Philippine Government International Bond 4.950%, 01/15/21 (PHP)	30,000,000	714,809
Poland Government Bonds 4.000%, 10/25/23 (PLN)	2,965,000	955,046
4.750%, 04/25/17 (PLN)	1,000,000	345,244
Poland Government International Bond 3.000%, 03/17/23 (b)	1,360,000	1,238,280
Romania Government Bond 5.850%, 04/26/23 (RON)	1,010,000	323,569
Singapore Government Bonds 2.250%, 06/01/21 (SGD)	570,000	449,347
2.500%, 06/01/19 (SGD)	1,075,000	885,741
3.250%, 09/01/20 (SGD)	1,760,000	1,487,845
South Africa Government Bond 7.750%, 02/28/23 (ZAR)	4,750,000	448,601
South Africa Government International Bond 5.875%, 09/16/25 (b)	200,000	208,000
Spain Government Bonds 4.200%, 01/31/37 (EUR)	355,000	441,238
4.300%, 10/31/19 (EUR)	875,000	1,280,716
4.400%, 10/31/23 (144A) (EUR)	330,000	462,198
5.850%, 01/31/22 (EUR)	575,000	897,737
Sweden Government Bonds 4.500%, 08/12/15 (SEK)	6,080,000	999,996
5.000%, 12/01/20 (SEK)	2,650,000	487,243
Thailand Government Bond 3.250%, 06/16/17 (THB)	19,000,000	582,895
Turkey Government International Bond 3.250%, 03/23/23	880,000	723,800
United Kingdom Gilt 1.000%, 09/07/17 (GBP)	305,000	495,812
2.000%, 01/22/16 (GBP)	350,000	594,026
Uruguay Government International Bond 4.375%, 12/15/28 (UYU)	8,000,000	380,165

		42,208,479

Total Foreign Government (Cost $44,603,745)		43,484,269

Convertible Bonds—2.1%

Auto Manufacturers—0.5%
Ford Motor Co. 4.250%, 11/15/16	1,305,000	2,407,725

Auto Parts & Equipment—0.0%
Meritor, Inc. 4.000%, 02/15/27 (g)	195,000	186,591

Chemicals—0.0%
RPM International, Inc. 2.250%, 12/15/20 (b)	20,000	22,138

Home Builders—0.0%
KB Home 1.375%, 02/01/19	55,000	54,622

Insurance—0.4%
Old Republic International Corp. 3.750%, 03/15/18 (b)	1,875,000	2,332,031

Iron/Steel—0.0%
United States Steel Corp. 2.750%, 04/01/19	95,000	125,756

Miscellaneous Manufacturing—0.0%
Trinity Industries, Inc. 3.875%, 06/01/36	45,000	59,259

Oil & Gas—0.0%
Chesapeake Energy Corp. 2.500%, 05/15/37 (b)	50,000	50,750
2.750%, 11/15/35	60,000	62,738

		113,488

Pharmaceuticals—0.2%
Omnicare, Inc. 3.750%, 12/15/25	365,000	838,588

Semiconductors—0.7%
Intel Corp. 3.250%, 08/01/39	2,670,000	3,629,531

Telecommunications—0.3%
Ciena Corp. 3.750%, 10/15/18 (144A)	115,000	165,672
Level 3 Communications, Inc. 7.000%, 03/15/15 (144A) (h)	1,015,000	1,382,937

		1,548,609

Total Convertible Bonds (Cost $7,786,927)		11,318,338

U.S. Treasury & Government Agencies—1.0%

U.S. Treasury—1.0%
U.S. Treasury Notes 0.250%, 10/31/15	5,000,000	4,992,970
1.500%, 12/31/18	495,000	489,431

Total U.S. Treasury & Government Agencies (Cost $5,483,405)		5,482,401

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Convertible Preferred Stocks—0.4%

Security Description	Shares/ Principal Amount*	Value

Diversified Telecommunication Services—0.4%
Lucent Technologies Capital Trust I 7.750%, 03/15/17	2,063	$2,073,315

Oil, Gas & Consumable Fuels—0.0%
Chesapeake Energy Corp. 5.000%, 12/31/49	694	67,665
Chesapeake Energy Corp. 5.750%, 12/31/49 (144A)	20	23,175

		90,840

Real Estate Investment Trusts—0.0%
Weyerhaeuser Co. 6.375%, 07/01/16	2,829	158,537

Total Convertible Preferred Stocks (Cost $1,703,121)		2,322,692

Floating Rate Loans (c)—0.2%

Airlines—0.1%
U.S. Airways, Inc. Term Loan B1, 4.000%, 05/23/19	395,000	398,160

Multi-Utilities—0.0%
Power Team Services LLC 1st Lien Term Loan, 4.250%, 05/06/20	233,825	231,291
2nd Lien Term Loan, 8.250%, 11/06/20	60,000	59,100
Delayed Draw Term Loan, 3.685%, 05/06/20 (i)	30,000	29,675

		320,066

Telecommunications—0.1%
FairPoint Communications, Inc. Term Loan, 7.500%, 02/14/19	451,588	467,732

Total Floating Rate Loans (Cost $1,167,489)		1,185,958

Municipals—0.2%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46 (Cost $1,329,704)	1,330,000	897,670

Preferred Stock—0.2%

Commercial Banks—0.2%
Ally Financial, Inc., 7.000% (144A) (Cost $211,643)	906	865,315

Mortgage-Backed Securities—0.0%
Security Description	Shares/ Principal Amount*	Value

Commercial Mortgage-Backed Securities—0.0%
GS Mortgage Securities Trust 5.804%, 08/10/45 (c)	40,000	$40,642

Total Mortgage-Backed Securities (Cost $38,364)		40,642

Short-Term Investments—14.2%

Mutual Fund—13.1%
State Street Navigator Securities Lending MET Portfolio (j)	70,081,336	70,081,336

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $5,631,000 on 01/02/14, collateralized by $5,750,000 U.S. Treasury Bills at 0.000% due 06/05/14 with a value of $5,747,125.	5,631,000	5,631,000

Total Short-Term Investments (Cost $75,712,336)		75,712,336

Total Investments—112.7% (Cost $524,187,079) (l)		601,999,405
Unfunded Loan Commitments—(0.0)% (Cost $(16,950))		(16,950)
Net Investments—112.7% (Cost $524,170,129)		601,982,455
Other assets and liabilities (net)—(12.7)%		(67,682,084)

Net Assets—100.0%		$534,300,371

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $68,305,448 and the collateral received consisted of cash in the amount of $70,081,336. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Illiquid security. As of December 31, 2013, these securities represent 1.0% of net assets.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(g)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

value of restricted securities was $1,382,937, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(i)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(j)	Represents investment of cash collateral received from securities lending transactions.
(k)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.0% of net assets.
(l)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $525,389,617. The aggregate unrealized appreciation and depreciation of investments were $86,422,589 and $(9,829,751), respectively, resulting in net unrealized appreciation of $76,592,838 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $46,866,153, which is 8.8% of net assets.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(EMTN)—	Euro Medium-Term Note
(EUR)—	Euro
(GBP)—	British Pound
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(IDR)—	Indonesian Rupiah
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(RON)—	New Romanian Leu
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(THB)—	Thai Baht
(UYU)—	Uruguayan Peso
(ZAR)—	South African Rand

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Level 3 Communications, Inc.	06/22/09	$1,015,000	$1,010,016	$1,382,937

Countries Diversification as of December 31, 2013 (Unaudited)	% of Net Assets
United States	50.6
United Kingdom	10.5
Germany	4.7
Switzerland	3.2
Japan	3.1
Mexico	2.6
Brazil	2.1
Ireland	1.9
Canada	1.7
Italy	1.6

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	5,795,000	Barclays Bank plc	03/19/14	USD	7,995,709	$(23,705)
GBP	580,000	Credit Suisse International	03/11/14	USD	947,894	12,104
JPY	954,000,000	Credit Suisse International	03/19/14	USD	9,256,160	(193,933)
PHP	81,000,000	Barclays Bank plc	03/17/14	USD	1,835,070	(8,092)

Contracts to Deliver
AUD	1,695,000	Credit Suisse International	03/19/14	USD	1,540,077	$34,061
BRL	2,030,000	Credit Suisse International	01/07/14	USD	902,222	42,651
BRL	1,850,000	Credit Suisse International	01/07/14	USD	821,930	38,577
CAD	850,000	Credit Suisse International	03/05/14	USD	803,522	4,540
NZD	1,195,000	Barclays Bank plc	03/19/14	USD	976,351	(1,286)

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Cross Currency Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	425,995	Deutsche Bank AG	03/12/14	NOK	3,550,000	$2,215
NOK	3,550,000	Deutsche Bank AG	03/12/14	EUR	418,628	7,920

Net Unrealized Depreciation						$(84,948)

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$17,413,623	$—	$—	$17,413,623
Automobiles	925,992	—	—	925,992
Beverages	8,250,681	23,920,137	—	32,170,818
Biotechnology	8,787,988	—	—	8,787,988
Capital Markets	8,080,574	8,447,043	—	16,527,617
Chemicals	14,770,700	—	—	14,770,700
Commercial Banks	5,039,822	20,667,421	—	25,707,243
Communications Equipment	3,734,330	—	—	3,734,330
Computers & Peripherals	6,160,988	—	—	6,160,988
Construction Materials	—	2,111,025	—	2,111,025
Consumer Finance	8,556,383	—	—	8,556,383
Diversified Financial Services	9,002,367	—	—	9,002,367
Energy Equipment & Services	13,951,655	—	—	13,951,655
Health Care Providers & Services	4,784,487	—	—	4,784,487
Hotels, Restaurants & Leisure	9,436,520	—	—	9,436,520
Insurance	6,910,938	11,572,086	—	18,483,024
Internet & Catalog Retail	10,546,455	—	—	10,546,455
Internet Software & Services	18,413,088	—	—	18,413,088
IT Services	6,524,170	4,304,665	—	10,828,835
Machinery	6,771,206	6,136,805	—	12,908,011
Multiline Retail	—	3,951,776	—	3,951,776
Oil, Gas & Consumable Fuels	11,347,575	—	—	11,347,575
Personal Products	—	5,737,874	—	5,737,874
Pharmaceuticals	6,833,386	26,314,064	—	33,147,450
Road & Rail	7,225,841	—	—	7,225,841
Semiconductors & Semiconductor Equipment	6,603,142	—	—	6,603,142
Software	3,760,668	—	—	3,760,668
Specialty Retail	19,984,311	—	—	19,984,311
Textiles, Apparel & Luxury Goods	—	13,769,560	—	13,769,560
Tobacco	—	4,908,270	—	4,908,270
Trading Companies & Distributors	—	10,805,793	—	10,805,793
Total Common Stocks	223,816,890	142,646,519	—	366,463,409
Corporate Bonds & Notes
Advertising	—	391,174	—	391,174
Agriculture	—	143,670	—	143,670
Airlines	—	3,444,563	—	3,444,563
Auto Manufacturers	—	2,193,848	—	2,193,848

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Auto Parts & Equipment	$—	$1,522,000	$—	$1,522,000
Banks	—	14,858,042	—	14,858,042
Beverages	—	134,063	—	134,063
Building Materials	—	249,102	—	249,102
Chemicals	—	6,011,105	—	6,011,105
Coal	—	422,000	—	422,000
Commercial Services	—	943,650	—	943,650
Diversified Financial Services	—	3,399,610	—	3,399,610
Electric	—	3,917,237	—	3,917,237
Engineering & Construction	—	550,951	—	550,951
Food	—	1,480,345	—	1,480,345
Food & Staples Retailing	—	1,397,312	—	1,397,312
Forest Products & Paper	—	925,971	—	925,971
Gas	—	196,257	—	196,257
Healthcare-Services	—	8,521,437	—	8,521,437
Holding Companies-Diversified	—	523,734	—	523,734
Home Builders	—	642,700	—	642,700
Home Furnishings	—	258,900	—	258,900
Household Products/Wares	—	2,145,625	—	2,145,625
Insurance	—	904,420	—	904,420
Internet	—	606,479	—	606,479
Iron/Steel	—	2,661,022	—	2,661,022
Machinery-Diversified	—	70,525	—	70,525
Media	—	1,587,873	—	1,587,873
Mining	—	1,697,978	—	1,697,978
Multi-National	—	565,676	—	565,676
Oil & Gas	—	7,986,183	0	7,986,183
Oil & Gas Services	—	205,983	—	205,983
Pharmaceuticals	—	252,900	—	252,900
Pipelines	—	332,063	—	332,063
Real Estate Investment Trusts	—	105,956	—	105,956
Retail	—	5,346,777	—	5,346,777
Software	—	731,531	—	731,531
Telecommunications	—	16,021,302	—	16,021,302
Transportation	—	876,411	—	876,411
Total Corporate Bonds & Notes	—	94,226,375	0	94,226,375
Total Foreign Government*	—	43,484,269	—	43,484,269
Total Convertible Bonds*	—	11,318,338	—	11,318,338
Total U.S. Treasury & Government Agencies*	—	5,482,401	—	5,482,401
Convertible Preferred Stocks
Diversified Telecommunication Services	2,073,315	—	—	2,073,315
Oil, Gas & Consumable Fuels	—	90,840	—	90,840
Real Estate Investment Trusts	158,537	—	—	158,537
Total Convertible Preferred Stocks	2,231,852	90,840	—	2,322,692
Total Floating Rate Loans* (Less Unfunded Loan Commitments)	—	1,169,008	—	1,169,008
Total Municipals	—	897,670	—	897,670
Total Preferred Stock*	—	865,315	—	865,315
Total Mortgage-Backed Securities*	—	40,642	—	40,642
Short-Term Investments
Mutual Fund	70,081,336	—	—	70,081,336
Repurchase Agreement	—	5,631,000	—	5,631,000
Total Short-Term Investments	70,081,336	5,631,000	—	75,712,336
Total Net Investments	$296,130,078	$305,852,377	$0	$601,982,455

Collateral for securities loaned (Liability)	$—	$(70,081,336)	—	$(70,081,336)

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$142,068	$—	$142,068
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(227,016)	—	(227,016)
Total Forward Contracts	$—	(84,948)	$—	(84,948)

*	See Schedule of Investments for additional detailed categorizations.

As of December 31, 2013, the security designated as Level 3 was fair valued using significant unobservable inputs under procedures adopted by the Board. Such valuations were based on a review of inputs such as, but not limited to, similar securities, company specific financial information, and company specific news. For this security there was no change in the valuation techniques used since the December 31, 2012 annual report. The Level 3 security comprised 0.0% of net assets of the Portfolio. As such, the Level 3 roll forward and change in unrealized appreciation (depreciation) of the Level 3 security held at December 31, 2013 have not been presented.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b) (c)	$601,982,455
Cash	95
Cash denominated in foreign currencies (d)	2,061,810
Unrealized appreciation on forward foreign currency exchange contracts	142,068
Receivable for:
Investments sold	188,303
Fund shares sold	15,755
Dividends and interest	2,890,073
Prepaid expenses	1,453

Total Assets	607,282,012
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	227,016
Collateral for securities loaned	70,081,336
Payables for:
Investments purchased	973,236
Fund shares redeemed	1,075,451
Foreign taxes	1,782
Accrued expenses:
Management fees	314,520
Distribution and service fees	74,678
Deferred trustees’ fees	95,123
Other expenses	138,499

Total Liabilities	72,981,641

Net Assets	$534,300,371

Net assets consist of:
Paid in surplus	$484,049,161
Undistributed net investment income	11,536,209
Accumulated net realized loss	(39,007,968)
Unrealized appreciation on investments and foreign currency transactions (e)	77,722,969

Net Assets	$534,300,371

Net Assets
Class A	$181,444,267
Class B	352,856,104
Capital Shares Outstanding*
Class A	12,160,394
Class B	23,845,780
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.92
Class B	14.80

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $524,170,129.
(b)	Includes securities loaned at value of $68,305,448.
(c)	Investments at value includes unfunded loan commitments of $16,950.
(d)	Identified cost of cash denominated in foreign currencies was $2,071,343.
(e)	Includes foreign capital gains tax of $1,782.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$7,550,509
Interest (b)	8,443,690
Securities lending income	339,117

Total investment income	16,333,316
Expenses
Management fees	3,468,509
Administration fees	12,064
Custodian and accounting fees	195,089
Distribution and service fees—Class B	800,718
Audit and tax services	63,173
Legal	22,860
Trustees’ fees and expenses	30,627
Shareholder reporting	49,419
Insurance	3,838
Miscellaneous	17,487

Total expenses	4,663,784
Less broker commission recapture	(28,888)

Net expenses	4,634,896

Net Investment Income	11,698,420

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	40,962,610
Foreign currency transactions	(154,391)

Net realized gain	40,808,219

Net change in unrealized appreciation (depreciation) on:
Investments (c)	26,469,527
Foreign currency transactions	(94,837)

Net change in unrealized appreciation	26,374,690

Net realized and unrealized gain	67,182,909

Net Increase in Net Assets From Operations	$78,881,329

(a)	Net of foreign withholding taxes of $289,722.
(b)	Net of foreign withholding taxes of $11,054.
(c)	Includes foreign capital gains tax of $7,208.

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,698,420	$11,468,125
Net realized gain	40,808,219	25,142,349
Net change in unrealized appreciation	26,374,690	27,323,480

Increase in net assets from operations	78,881,329	63,933,954

From Distributions to Shareholders
Net investment income
Class A	(4,577,342)	(4,481,835)
Class B	(5,962,694)	(5,479,860)

Total distributions	(10,540,036)	(9,961,695)

Increase (decrease) in net assets from capital share transactions	49,411,912	(24,799,714)

Total increase in net assets	117,753,205	29,172,545

Net Assets
Beginning of period	416,547,166	387,374,621

End of period	$534,300,371	$416,547,166

Undistributed net investment income
End of period	$11,536,209	$9,319,255

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	292,995	$4,060,134	356,242	$4,494,632
Shares issued through acquisition	162,507	2,169,470	0	0
Reinvestments	350,217	4,577,342	358,547	4,481,835
Redemptions	(1,950,300)	(26,866,584)	(2,204,636)	(27,342,913)

Net decrease	(1,144,581)	$(16,059,638)	(1,489,847)	$(18,366,446)

Class B
Sales	2,423,008	$32,970,925	3,067,012	$37,960,439
Shares issued through acquisition	8,430,155	111,783,861	0	0
Reinvestments	459,022	5,962,694	440,858	5,479,860
Redemptions	(6,212,433)	(85,245,930)	(4,041,199)	(49,873,567)

Net increase (decrease)	5,099,752	$65,471,550	(533,329)	$(6,433,268)

Increase (decrease) derived from capital shares transactions		$49,411,912		$(24,799,714)

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.06	$11.42	$11.84	$10.00	$7.29

Income (Loss) from Investment Operations
Net investment income (a)	0.35	0.36	0.27	0.23	0.27
Net realized and unrealized gain (loss) on investments	1.87	1.59	(0.39)	1.96	2.64

Total from investment operations	2.22	1.95	(0.12)	2.19	2.91

Less Distributions
Distributions from net investment income	(0.36)	(0.31)	(0.30)	(0.35)	(0.20)

Total distributions	(0.36)	(0.31)	(0.30)	(0.35)	(0.20)

Net Asset Value, End of Period	$14.92	$13.06	$11.42	$11.84	$10.00

Total Return (%) (b)	17.34	17.24	(1.25)	22.39	41.00

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.79	0.80	0.79	0.76
Ratio of net investment income to average net assets (%)	2.53	2.93	2.22	2.20	3.35
Portfolio turnover rate (%)	59	33	58	101	108
Net assets, end of period (in millions)	$181.4	$173.7	$168.9	$187.6	$565.4

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.95	$11.33	$11.77	$9.95	$7.24

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.33	0.24	0.19	0.25
Net realized and unrealized gain (loss) on investments	1.86	1.58	(0.40)	1.96	2.64

Total from investment operations	2.17	1.91	(0.16)	2.15	2.89

Less Distributions
Distributions from net investment income	(0.32)	(0.29)	(0.28)	(0.33)	(0.18)

Total distributions	(0.32)	(0.29)	(0.28)	(0.33)	(0.18)

Net Asset Value, End of Period	$14.80	$12.95	$11.33	$11.77	$9.95

Total Return (%) (b)	17.13	16.93	(1.48)	22.01	40.82

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	1.04	1.05	1.04	1.01
Ratio of net investment income to average net assets (%)	2.26	2.67	1.99	1.83	2.95
Portfolio turnover rate (%)	59	33	58	101	108
Net assets, end of period (in millions)	$352.9	$242.8	$218.5	$181.2	$101.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-21

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-22

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), premium amortization adjustment, broker commission recapture, convertible preferred stock and tax basis merger adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $5,631,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MIST-23

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2013, the Portfolio had no when-issued and delayed-delivery securities.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2013, the Portfolio had open unfunded loan commitments of $16,950. At December 31, 2013, the Portfolio had sufficient cash and/or securities to cover these commitments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

MIST-24

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$142,068	Unrealized depreciation on forward foreign currency exchange contracts	$227,016

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Credit Suisse International	$131,933	$(131,933)	$—	$—
Deutsche Bank AG	10,135	—	—	10,135

	$142,068	$(131,933)	$—	$10,135

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$33,083	$—	$—	$33,083
Credit Suisse International	193,933	(131,933)	—	62,000

	$227,016	$(131,933)	$—	$95,083

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (loss)	Foreign Exchange
Forward foreign currency transactions	$(68,954)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$(66,986)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$16,935,215

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MIST-25

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$11,650,903	$273,987,796	$7,603,879	$331,589,034

With respect to the Portfolio’s merger with Met/Franklin Income Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired long-term securities with a cost of $104,932,223 that are not included in the above non-U.S. Government purchases value.

MIST-26

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Loomis, Sayles & Company, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$3,468,509	0.700%	First $ 500 million
	0.650%	$ 500 million to $1 billion
	0.600%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-27

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$10,540,036	$9,961,695	$—	$—	$10,540,036	$9,961,695

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$12,100,340	$—	$76,579,759	$(38,333,766)	$50,346,333

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $39,684,287.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017
$38,333,766

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A and Class B net assets of $175,934,064 and $250,560,658, respectively, acquired all of the assets and liabilities of Met/Franklin Income Portfolio of the Trust (“Met/Franklin Income”).

The acquisition was accomplished by a tax-free exchange of 162,507 Class A shares of the Portfolio (valued at $2,169,470) for 430,814 Class A shares of Met/Franklin Income and 8,430,155 Class B shares of the Portfolio (valued at $111,783,861) for 22,467,578 of Class B shares of Met/Franklin Income. Each shareholder of Met/Franklin Income received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Met/Franklin Income may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Met/Franklin Income. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Met/Franklin Income’s net assets on April 26, 2013, were $2,169,470 and $111,783,861 for Class A and Class B shares, respectively, including investments valued at $112,769,128 with a cost basis of $105,846,223. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Met/Franklin Income were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $540,448,053, which included $6,920,215 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$17,420,201	(a)
Net realized and unrealized gain on investments	$82,440,620	(b)

Net increase in net assets from operations	$99,860,821

MIST-28

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Met/Franklin Income that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$11,698,420 net investment income as reported, plus $5,676,177 from Met/Franklin Income pre-merger net investment income plus $98,528 in lower advisory fees, minus $52,924 of pro-forma additional other expenses.
(b)	$77,722,969 Unrealized appreciation as reported minus $70,640,321 pro-forma December 31, 2012 Unrealized appreciation, plus $40,808,219 Net realized gain as reported, plus $34,549,753 in Net Realized gain from Met/Franklin Income pre-merger.

MIST-29

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Global Markets Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Global Markets Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Loomis Sayles Global Markets Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-30

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-31

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-32

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Loomis Sayles Global Markets Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-33

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Loomis Sayles Global Markets Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2013. The Board also noted that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its blended benchmark, 60% MSCI World Index/40% Citigroup World Government Bond Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MIST-34

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Loomis Sayles Global Markets Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below its Expense Group median, its Expense Universe median and its Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Loomis Sayles Global Markets Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-35

Met Investors Series Trust

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-36

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Lord Abbett Bond Debenture Portfolio returned 8.17%, 7.98%, and 8.06%, respectively. The Portfolio’s benchmarks, the Barclays U.S. Aggregate Bond Index1, Bank of America (BofA) Merrill Lynch High Yield Master II Constrained Index2, and the Hybrid Index3, returned -2.02%, 7.41%, and 8.75%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Equity markets posted strong gains in 2013, despite some periods of weakness. Investors appeared to pull back in May, for example, when Federal Reserve (the “Fed”) chairman Ben Bernanke raised the possibility of “tapering” its asset purchases, and again in August prior to the Fed’s September meeting. The market continued to rise in the fourth quarter, however, despite some concerns about high valuations and a possible decline in corporate profit margins. Even the Fed’s December announcement that it would begin reducing its bond purchases in January 2014 failed to deter the market. The S&P 500 Index finished up 32.4% for the year on a total return basis.

In spite of cutbacks in government spending at the federal level, the U.S. economy continued to expand at a modest pace. Personal consumption rose year over year, and the housing sector showed continued strength, though growth in business investment remained weak. Real gross domestic product rose 1.1% (third estimate) in the first quarter and 2.5% (third estimate) in the second quarter. The economy expanded by a 4.1% annualized rate (third estimate) in the third quarter (according to the latest data available).

Industrial production, which measures the output of the manufacturing, mining, and utilities sectors, rose on strength in automobiles and mining, though capacity utilization remained below average. The manufacturing sector expanded at a slow pace in the year’s first half, as indicated by the index published by the Institute for Supply Management. But activity grew more robust in the second half, with the index hitting a 12-month high in November.

Banks cut back on their lending to the business sector, while consumers took on more debt, primarily term loans. Personal savings as a percentage of disposable income declined somewhat. The consumer segment of the economy displayed growth, despite continued weakness in job creation. Retail sales for the first 11 months of the year were up 4.3%, year over year.

The Fed continued its accommodative monetary policy stance, but indicated it would moderate its asset purchases beginning in January 2014. The Fed also indicated that it would keep interest rates at historically low levels until unemployment and inflation rates reach targeted levels.

All 10 of the major sectors of the market registered gains for the year. Four sectors—Financials, Healthcare, Consumer Discretionary, and Industrials—outperformed the broader market. Value stocks (as measured by the Russell 3000 Value Index) underperformed growth stocks (as measured by the Russell 3000 Growth Index). Large cap stocks (as measured by the Russell 1000 Index) underperformed small caps (as measured by the Russell 2000 Index).

PORTFOLIO REVIEW / PERIOD END POSITIONING

A major contributor to performance was the Portfolio’s positioning in high yield bonds. Over the course of the year, the Portfolio maintained an overweight position in high yield bonds versus the Hybrid Index, as we remained positive on the market from a fundamental perspective. Within the Portfolio’s high yield allocation, top performing names included gaming holding River Rock Entertainment Authority and retailer Rite Aid Corp. Wireless telecommunications holding NII Capital Corp. was among the worst performers within the sector.

The Portfolio’s Convertible allocation also added to absolute performance, though an underweight position versus the Hybrid Index detracted from relative performance. This was somewhat offset by security selection, which helped relative results. Within the Convertibles portion of the Portfolio, computer hardware holding Micron Technology, Inc. was a top performer, as was Priceline.com, an online services company. Among the Convertible holdings that detracted the most from absolute performance was Nuance Communications, Inc. Within the Portfolio’s Convertible allocation, we sought to focus on companies with good prospects for improving earnings results.

Within the Portfolio’s investment-grade bond allocation, we maintained little to no exposure to U.S. Treasuries. Investment Grade Corporate bonds, where the Portfolio maintained an overweight, outperformed 10-Year U.S. Treasuries during the year. Throughout the period, the Portfolio remained underweight investment grade bonds versus the Hybrid Index. Within the Portfolio’s investment grade corporate bond allocation, among the top performing holdings was Verizon Communications, Inc. 5.15% notes due 2023. Among the investment grade holdings that detracted the most from absolute performance was Morgan Stanley 4.10% notes due 2023.

MIST-1

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*—(Continued)

Overall across the Portfolio, among the industries that contributed the most to absolute performance were Health Care, Technology and Electronics, and Capital Goods. Among those that either detracted from absolute performance or contributed the least were Foreign Sovereign, Local Authority, and Mortgage Backed Securities. As of December 31, 2013, the Portfolio’s allocation was as follows: 66.5% High Yield, 12.8% Investment Grade, 14.1% Convertible, 3.6% Equity, and 3.0% Cash. At period end, the Portfolio maintained an overweight in high yield bonds versus the Hyrbrid Index as we remained constructive on the high yield market from a fundamental perspective. The Portfolio remained underweight U.S. Treasury bonds as well.

Christopher J. Towle

Portfolio Manager

Lord, Abbett & Co. LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX,

THE BOFA MERRILL LYNCH HIGH YIELD MASTER II CONSTRAINED INDEX & THE HYBRID INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
Lord Abbett Bond Debenture Portfolio
Class A	8.17	14.78	7.68
Class B	7.98	14.50	7.42
Class E	8.06	14.61	7.52
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55
BofA Merrill Lynch High Yield Master II Constrained Index	7.41	18.70	8.46
Hybrid Index	8.75	15.83	7.53

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds with maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This index limits any individual issuer to a maximum of 2% benchmark exposure.

3 The Hybrid Index is comprised of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays U.S. Aggregate Bond Index, 20% BofA Merrill Lynch All Convertible Index. The BofA Merrill Lynch All Convertible Index is composed of approximately 700 issues of only convertible bonds and preferreds of all qualities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
Corporate Bonds & Notes	80.3
Convertible Bonds	11.8
Convertible Preferred Stocks	3.0
Common Stocks	2.9
U.S. Treasury & Government Agencies	0.8
Preferred Stocks	0.4
Municipals	0.3
Floating Rate Loans	0.2
Investment Company Securities	0.2
Foreign Government	0.1

MIST-3

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Lord Abbett Bond Debenture Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.55%	$1,000.00	$1,063.60	$2.86
	Hypothetical*	0.55%	$1,000.00	$1,022.43	$2.80

Class B	Actual	0.80%	$1,000.00	$1,062.60	$4.16
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

Class E	Actual	0.70%	$1,000.00	$1,062.40	$3.64
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—78.0% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.0%
Griffey Intermediate, Inc. / Griffey Finance Sub LLC 7.000%, 10/15/20 (144A) (a)	650,000	$515,125

Aerospace/Defense—1.9%
Alliant Techsystems, Inc. 5.250%, 10/01/21 (144A)	1,000,000	1,002,500
BE Aerospace, Inc. 5.250%, 04/01/22	7,297,000	7,406,455
Esterline Technologies Corp. 7.000%, 08/01/20	2,100,000	2,268,000
GenCorp, Inc. 7.125%, 03/15/21	3,250,000	3,477,500
Silver II Borrower / Silver II U.S. Holdings LLC 7.750%, 12/15/20 (144A) (a)	3,750,000	3,975,000
Spirit Aerosystems, Inc. 6.750%, 12/15/20	6,710,000	7,221,637
Triumph Group, Inc. 4.875%, 04/01/21	2,100,000	2,037,000

		27,388,092

Agriculture—0.2%
American Rock Salt Co. LLC / American Rock Capital Corp. 8.250%, 05/01/18 (144A) (b)	3,450,000	3,475,875

Airlines—0.1%
UAL Pass-Through Trust 6.636%, 07/02/22	1,557,747	1,651,212

Apparel—0.4%
Levi Strauss & Co. 6.875%, 05/01/22 (a)	1,000,000	1,100,000
Perry Ellis International, Inc. 7.875%, 04/01/19 (c)	2,050,000	2,183,250
William Carter Co. (The) 5.250%, 08/15/21 (144A)	1,300,000	1,319,500
Wolverine World Wide, Inc. 6.125%, 10/15/20	700,000	749,000

		5,351,750

Auto Manufacturers—0.2%
Chrysler Group LLC / CG Co.-Issuer, Inc. 8.250%, 06/15/21 (a)	1,000,000	1,137,500
Jaguar Land Rover Automotive plc 5.625%, 02/01/23 (144A) (a)	2,500,000	2,500,000

		3,637,500

Auto Parts & Equipment—0.7%
Accuride Corp. 9.500%, 08/01/18 (a)	625,000	610,937
Dana Holding Corp. 5.375%, 09/15/21 (a)	3,300,000	3,312,375
International Automotive Components Group S.A. 9.125%, 06/01/18 (144A) (b)	2,000,000	2,085,000

Auto Parts & Equipment—(Continued)
Stanadyne Corp. 10.000%, 08/15/14	1,500,000	1,455,000
Stanadyne Holdings, Inc. 12.000%, 02/15/15 (c)	2,000,000	1,250,000
Tenneco, Inc. 6.875%, 12/15/20	1,250,000	1,365,625

		10,078,937

Banks—2.1%
CIT Group, Inc. 4.250%, 08/15/17	1,200,000	1,249,500
5.000%, 08/15/22	6,000,000	5,850,000
HBOS plc 6.750%, 05/21/18 (144A)	1,500,000	1,696,691
LBG Capital No.1 plc 8.000%, 06/15/20 (144A) (d)	1,400,000	1,494,844
Nordea Bank AB 4.250%, 09/21/22 (144A)	1,700,000	1,680,909
Provident Funding Associates L.P. / PFG Finance Corp. 6.750%, 06/15/21 (144A) (a)	1,875,000	1,865,625
Regions Bank 6.450%, 06/26/37 (a)	4,000,000	4,226,000
7.500%, 05/15/18	1,950,000	2,307,408
Royal Bank of Scotland Group plc 6.125%, 12/15/22	1,000,000	1,022,001
7.640%, 09/30/17 (d)	2,000,000	1,950,000
Santander UK plc 5.000%, 11/07/23 (144A)	900,000	903,348
SVB Financial Group 5.375%, 09/15/20 (a)	2,150,000	2,367,780
Synovus Financial Corp. 7.875%, 02/15/19	1,500,000	1,683,750
Wachovia Capital Trust III 5.570%, 03/06/14 (d)	3,143,000	2,875,845

		31,173,701

Beverages—0.2%
Constellation Brands, Inc. 4.250%, 05/01/23	2,500,000	2,331,250

Biotechnology—0.3%
STHI Holding Corp. 8.000%, 03/15/18 (144A) (b)	3,500,000	3,745,000

Building Materials—0.7%
Associated Materials LLC / AMH New Finance, Inc. 9.125%, 11/01/17	425,000	453,687
Interline Brands, Inc. 10.000%, 11/15/18 (e)	1,250,000	1,365,625
Louisiana-Pacific Corp. 7.500%, 06/01/20	1,500,000	1,668,750
Masco Corp. 7.125%, 03/15/20	3,000,000	3,424,527

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Building Materials—(Continued)
Owens Corning 4.200%, 12/15/22	1,875,000	$1,790,496
9.000%, 06/15/19	1,625,000	2,006,188

		10,709,273

Chemicals—2.7%
Ashland, Inc. 4.750%, 08/15/22	3,565,000	3,386,750
Axiall Corp. 4.875%, 05/15/23 (144A) (a)	3,900,000	3,685,500
Chemtura Corp. 5.750%, 07/15/21	2,500,000	2,534,375
Eagle Spinco, Inc. 4.625%, 02/15/21 (144A)	4,400,000	4,312,000
Hexion U.S. Finance Corp. / Hexion Nova Scotia Finance ULC 8.875%, 02/01/18 (a)	2,200,000	2,285,250
Huntsman International LLC 8.625%, 03/15/20	3,500,000	3,871,875
Ineos Finance plc 7.500%, 05/01/20 (144A) (a)	1,350,000	1,479,938
Methanex Corp. 5.250%, 03/01/22	1,875,000	1,985,049
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	4,900,000	5,804,618
NOVA Chemicals Corp. 5.250%, 08/01/23 (144A) (a)	800,000	824,000
Nufarm Australia, Ltd. 6.375%, 10/15/19 (144A)	2,200,000	2,277,000
PetroLogistics L.P. / PetroLogistics Finance Corp. 6.250%, 04/01/20 (144A)	950,000	952,375
Phibro Animal Health Corp. 9.250%, 07/01/18 (144A) (b)	4,225,000	4,499,625
Rockwood Specialties Group, Inc. 4.625%, 10/15/20	1,750,000	1,787,187
TPC Group, Inc. 8.750%, 12/15/20 (144A)	675,000	717,188

		40,402,730

Coal—0.2%
Arch Coal, Inc. 7.250%, 06/15/21 (a)	1,500,000	1,147,500
8.000%, 01/15/19 (144A) (a)	1,150,000	1,147,125

		2,294,625

Commercial Services—3.1%
ADT Corp. (The) 4.125%, 06/15/23	1,500,000	1,331,268
Alliance Data Systems Corp. 6.375%, 04/01/20 (144A)	8,500,000	8,903,750
Avis Budget Car Rental LLC / Avis Budget Finance, Inc. 5.500%, 04/01/23 (a)	1,200,000	1,162,500
9.750%, 03/15/20	1,100,000	1,289,750

Commercial Services—(Continued)
Ceridian Corp. 11.250%, 11/15/15	2,325,000	2,342,438
FTI Consulting, Inc. 6.000%, 11/15/22	1,750,000	1,771,875
6.750%, 10/01/20 (a)	1,000,000	1,080,000
Great Lakes Dredge & Dock Corp. 7.375%, 02/01/19	2,300,000	2,403,500
Hertz Corp. (The) 5.875%, 10/15/20	3,500,000	3,626,875
7.500%, 10/15/18	2,500,000	2,696,875
Iron Mountain, Inc. 5.750%, 08/15/24	3,000,000	2,782,500
NES Rentals Holdings, Inc. 7.875%, 05/01/18 (144A)	1,400,000	1,473,500
Rent-A-Center, Inc. 4.750%, 05/01/21	925,000	868,344
Sotheby’s 5.250%, 10/01/22 (144A)	4,300,000	4,031,250
Truven Health Analytics, Inc. 10.625%, 06/01/20	3,300,000	3,733,125
United Rentals North America, Inc. 6.125%, 06/15/23	1,300,000	1,319,500
7.625%, 04/15/22	2,000,000	2,222,500
8.250%, 02/01/21	2,375,000	2,677,812

		45,717,362

Computers—1.1%
Compiler Finance Sub, Inc. 7.000%, 05/01/21 (144A) (b)	2,850,000	2,828,625
Seagate HDD Cayman 6.875%, 05/01/20	1,500,000	1,621,875
SRA International, Inc. 11.000%, 10/01/19 (a)	3,550,000	3,692,000
SunGard Data Systems, Inc. 6.625%, 11/01/19	5,500,000	5,775,000
7.625%, 11/15/20 (a)	1,450,000	1,580,500

		15,498,000

Computers & Peripherals—0.1%
NCR Escrow Corp. 5.875%, 12/15/21 (144A)	350,000	356,562
6.375%, 12/15/23 (144A)	1,075,000	1,097,844

		1,454,406

Cosmetics/Personal Care—0.6%
Avon Products, Inc. 4.600%, 03/15/20	2,050,000	2,032,860
Elizabeth Arden, Inc. 7.375%, 03/15/21 (c)	5,975,000	6,512,750

		8,545,610

Distribution/Wholesale—0.2%
HD Supply, Inc. 11.500%, 07/15/20 (a)	1,450,000	1,730,938

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Distribution/Wholesale—(Continued)
LKQ Corp. 4.750%, 05/15/23 (144A) (a)	1,650,000	$1,534,500

		3,265,438

Diversified Financial Services—3.9%
Affinion Investments LLC 13.500%, 08/15/18 (144A) (a) (b)	1,785,000	1,776,075
Air Lease Corp. 5.625%, 04/01/17	1,000,000	1,101,250
Cantor Fitzgerald L.P. 7.875%, 10/15/19 (144A) (b)	2,550,000	2,677,500
Discover Financial Services 3.850%, 11/21/22	1,526,000	1,446,907
General Motors Financial Co., Inc. 4.250%, 05/15/23 (144A)	650,000	618,313
International Lease Finance Corp. 6.250%, 05/15/19	2,000,000	2,165,000
8.250%, 12/15/20	1,000,000	1,170,000
8.750%, 03/15/17 (a)	4,000,000	4,710,000
Invesco Finance plc 4.000%, 01/30/24	2,000,000	1,982,360
Legg Mason, Inc. 5.500%, 05/21/19	2,000,000	2,187,846
Macquarie Group, Ltd. 6.000%, 01/14/20 (144A)	2,500,000	2,761,350
Nationstar Mortgage LLC / Nationstar Capital Corp. 6.500%, 07/01/21	4,200,000	4,000,500
6.500%, 06/01/22	2,250,000	2,109,375
7.875%, 10/01/20	2,500,000	2,593,750
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 5.625%, 03/15/20 (144A) (a)	700,000	735,000
5.875%, 03/15/22 (144A)	4,500,000	4,635,000
Nuveen Investments, Inc. 9.125%, 10/15/17 (144A) (a)	5,000,000	5,000,000
9.500%, 10/15/20 (144A) (a)	2,000,000	2,005,000
Raymond James Financial, Inc. 8.600%, 08/15/19	4,075,000	5,124,687
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 9.500%, 06/15/19 (144A) (b)	2,140,000	2,348,650
SLM Corp. 4.875%, 06/17/19	1,000,000	996,453
5.500%, 01/15/19	2,400,000	2,490,605
8.450%, 06/15/18	1,700,000	1,980,500

		56,616,121

Electric—1.6%
AES Corp. 4.875%, 05/15/23 (a)	1,200,000	1,122,000
Black Hills Corp. 5.875%, 07/15/20	2,000,000	2,231,248
Calpine Corp. 7.500%, 02/15/21 (144A)	644,000	702,765

Electric—(Continued)
DPL, Inc. 7.250%, 10/15/21	2,650,000	2,683,125
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	5,000,000	5,719,105
Mirant Americas Generation LLC 9.125%, 05/01/31 (a)	2,075,000	2,111,312
National Fuel Gas Co. 6.500%, 04/15/18	5,000,000	5,722,870
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A)	3,175,000	3,381,375

		23,673,800

Electrical Components & Equipment—0.7%
Anixter, Inc. 5.625%, 05/01/19	2,125,000	2,233,906
Artesyn Escrow, Inc. 9.750%, 10/15/20 (144A)	2,250,000	2,362,500
Belden, Inc. 5.500%, 09/01/22 (144A)	2,500,000	2,450,000
WESCO Distribution, Inc. 5.375%, 12/15/21 (144A)	2,825,000	2,825,000

		9,871,406

Electronics—0.2%
Stoneridge, Inc. 9.500%, 10/15/17 (144A)	1,725,000	1,871,625
Thermo Fisher Scientific, Inc. 2.400%, 02/01/19	400,000	396,276

		2,267,901

Energy-Alternate Sources—0.1%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	2,042,124	2,160,342

Engineering & Construction—0.5%
Dycom Investments, Inc. 7.125%, 01/15/21	4,375,000	4,714,063
MasTec, Inc. 4.875%, 03/15/23	2,400,000	2,268,000

		6,982,063

Entertainment—1.7%
CCM Merger, Inc. 9.125%, 05/01/19 (144A) (a)	1,500,000	1,567,500
Cedar Fair L.P. / Canada’s Wonderland Co. / Magnum Management Corp. 5.250%, 03/15/21	1,700,000	1,678,750
Graton Economic Development Authority 9.625%, 09/01/19 (144A) (b)	3,755,000	4,355,800
Mohegan Tribal Gaming Authority 9.750%, 09/01/21 (144A)	1,325,000	1,427,688
MU Finance plc 8.375%, 02/01/17 (144A) (b)	2,568,511	2,684,094

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Peninsula Gaming LLC 8.375%, 02/15/18 (144A) (a)	2,200,000	$2,398,000
Pinnacle Entertainment, Inc. 7.750%, 04/01/22	1,500,000	1,635,000
PNK Finance Corp. 6.375%, 08/01/21 (144A)	2,300,000	2,351,750
River Rock Entertainment Authority (The) 9.000%, 11/01/18	1,852,000	1,518,640
Snoqualmie Entertainment Authority 9.125%, 02/01/15 (144A) (b)	1,975,000	1,955,250
Speedway Motorsports, Inc. 6.750%, 02/01/19	1,600,000	1,700,000
WMG Acquisition Corp. 11.500%, 10/01/18	1,000,000	1,150,000

		24,422,472

Environmental Control—0.1%
Clean Harbors, Inc. 5.250%, 08/01/20 (a)	2,000,000	2,060,000

Food—1.4%
B&G Foods, Inc. 4.625%, 06/01/21 (a)	4,250,000	4,080,000
Cencosud S.A. 4.875%, 01/20/23 (144A) (a)	900,000	839,857
Del Monte Corp. 7.625%, 02/15/19	2,000,000	2,077,500
Ingles Markets, Inc. 5.750%, 06/15/23	250,000	245,000
Land O’ Lakes, Inc. 6.000%, 11/15/22 (144A) (b)	1,750,000	1,802,500
Post Holdings, Inc. 7.375%, 02/15/22	3,000,000	3,210,000
7.375%, 02/15/22 (144A)	325,000	347,750
Shearer’s Foods LLC / Chip Fin Corp. 9.000%, 11/01/19 (144A)	1,850,000	1,951,750
Smithfield Foods, Inc. 6.625%, 08/15/22	875,000	927,500
U.S. Foods, Inc. 8.500%, 06/30/19	4,500,000	4,927,500

		20,409,357

Forest Products & Paper—0.2%
Millar Western Forest Products, Ltd. 8.500%, 04/01/21	2,000,000	2,055,000
Unifrax I LLC / Unifrax Holding Co. 7.500%, 02/15/19 (144A) (a)	1,175,000	1,216,125

		3,271,125

Gas—0.1%
LBC Tank Terminals Holding Netherlands B.V. 6.875%, 05/15/23 (144A)	1,350,000	1,395,563

Hand/Machine Tools—0.3%
Mcron Finance Sub LLC / Mcron Finance Corp. 8.375%, 05/15/19 (144A) (a)	3,500,000	3,902,500
Milacron LLC / Mcron Finance Corp. 7.750%, 02/15/21 (144A)	1,100,000	1,155,000

		5,057,500

Healthcare-Products—0.4%
Biomet, Inc. 6.500%, 08/01/20	2,650,000	2,782,500
Life Technologies Corp. 5.000%, 01/15/21 (a)	1,500,000	1,624,039
Mallinckrodt International Finance S.A. 4.750%, 04/15/23 (144A)	1,100,000	1,015,232

		5,421,771

Healthcare-Services—3.2%
Amsurg Corp. 5.625%, 11/30/20 (a) (c)	2,365,000	2,459,600
Centene Corp. 5.750%, 06/01/17	3,250,000	3,453,125
Community Health Systems, Inc. 8.000%, 11/15/19	8,500,000	9,222,500
DaVita HealthCare Partners, Inc. 5.750%, 08/15/22	4,500,000	4,556,250
HCA Holdings, Inc. 6.250%, 02/15/21 (a)	1,400,000	1,464,750
7.750%, 05/15/21 (a)	6,150,000	6,718,875
HCA, Inc. 7.500%, 02/15/22	4,400,000	4,829,000
7.690%, 06/15/25	1,225,000	1,280,125
HealthSouth Corp. 8.125%, 02/15/20 (a)	3,400,000	3,727,250
LifePoint Hospitals, Inc. 5.500%, 12/01/21 (144A) (a)	1,500,000	1,505,625
Tenet Healthcare Corp. 8.125%, 04/01/22	7,000,000	7,542,500

		46,759,600

Holding Companies-Diversified—0.1%
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A) (a)	1,500,000	1,121,250

Home Builders—0.6%
Brookfield Residential Properties, Inc. 6.500%, 12/15/20 (144A)	1,600,000	1,660,000
K. Hovnanian Enterprises, Inc. 5.000%, 11/01/21	1,050,000	939,750
KB Home 9.100%, 09/15/17	2,000,000	2,345,000
Lennar Corp. 12.250%, 06/01/17 (a)	900,000	1,157,625
Ryland Group, Inc. (The) 5.375%, 10/01/22 (a)	2,000,000	1,900,000

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.250%, 04/15/21 (144A) (a)	1,500,000	$1,458,750

		9,461,125

Household Products/Wares—1.6%
Prestige Brands, Inc. 5.375%, 12/15/21 (144A)	2,000,000	2,020,000
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.750%, 10/15/20 (a)	1,250,000	1,275,000
8.500%, 05/15/18	9,500,000	10,022,500
9.875%, 08/15/19	1,650,000	1,835,625
Scotts Miracle-Gro Co. (The) 6.625%, 12/15/20	4,500,000	4,848,750
Spectrum Brands Escrow Corp. 6.375%, 11/15/20 (144A)	2,500,000	2,668,750
6.625%, 11/15/22 (144A)	1,000,000	1,063,750

		23,734,375

Insurance—0.8%
A-S Co-Issuer Subsidiary, Inc. / A-S Merger Sub LLC 7.875%, 12/15/20 (144A)	1,750,000	1,837,500
American Equity Investment Life Holding Co. 6.625%, 07/15/21	1,950,000	2,037,750
Fidelity National Financial, Inc. 6.600%, 05/15/17 (a)	3,700,000	4,131,386
Hockey Merger Sub 2, Inc. 7.875%, 10/01/21 (144A) (a)	2,200,000	2,260,500
Trinity Acquisition plc 4.625%, 08/15/23 (a)	1,300,000	1,277,102

		11,544,238

Internet—0.6%
Equinix, Inc. 7.000%, 07/15/21 (a)	2,450,000	2,676,625
Netflix, Inc. 5.375%, 02/01/21 (144A) (a) (b)	3,500,000	3,543,750
VeriSign, Inc. 4.625%, 05/01/23	2,550,000	2,435,250

		8,655,625

Investment Company Security—0.1%
Ares Capital Corp. 4.875%, 11/30/18	2,000,000	2,047,132

Iron/Steel—0.7%
Allegheny Ludlum Corp. 6.950%, 12/15/25	2,700,000	2,867,681
ArcelorMittal 5.750%, 08/05/20 (a)	7,000,000	7,437,500
Essar Steel Algoma, Inc. 9.875%, 06/15/15 (144A) (a)	1,000,000	610,000

		10,915,181

Leisure Time—0.2%
Royal Caribbean Cruises, Ltd. 5.250%, 11/15/22	2,500,000	2,500,000

Lodging—1.0%
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 07/01/19 (144A)	500,000	505,000
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, 10/15/21 (144A) (a)	3,000,000	3,112,500
MCE Finance, Ltd. 5.000%, 02/15/21 (144A) (a)	3,250,000	3,168,750
MTR Gaming Group, Inc. 11.500%, 08/01/19	1,525,000	1,694,656
Playa Resorts Holding B.V. 8.000%, 08/15/20 (144A)	2,000,000	2,122,500
Seminole Hard Rock Entertainment, Inc. / Seminole Hard Rock International LLC 5.875%, 05/15/21 (144A)	1,100,000	1,080,750
Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.375%, 06/01/21 (144A)	2,950,000	2,846,750

		14,530,906

Machinery-Diversified—0.9%
Cleaver-Brooks, Inc. 8.750%, 12/15/19 (144A)	1,750,000	1,898,750
Flowserve Corp. 3.500%, 09/15/22	1,500,000	1,413,000
Gardner Denver, Inc. 6.875%, 08/15/21 (144A) (a)	2,200,000	2,194,500
Manitowoc Co., Inc. (The) 5.875%, 10/15/22 (a)	2,225,000	2,247,250
8.500%, 11/01/20	4,900,000	5,561,500

		13,315,000

Media—4.2%
21st Century Fox America, Inc. 4.500%, 02/15/21 (a)	1,500,000	1,607,808
AMC Networks, Inc. 4.750%, 12/15/22	2,500,000	2,381,250
7.750%, 07/15/21	1,500,000	1,687,500
Cablevision Systems Corp. 5.875%, 09/15/22 (a)	4,500,000	4,308,750
CCO Holdings LLC / CCO Holdings Capital Corp. 5.250%, 03/15/21 (144A) (a)	1,600,000	1,528,000
5.750%, 09/01/23 (144A) (a)	3,000,000	2,842,500
8.125%, 04/30/20 (a)	3,000,000	3,255,000
Clear Channel Communications, Inc. 4.900%, 05/15/15	1,000,000	960,000
9.000%, 12/15/19 (a)	4,400,000	4,488,000
11.250%, 03/01/21 (a)	3,250,000	3,493,750
DISH DBS Corp. 5.125%, 05/01/20 (a)	5,800,000	5,814,500
5.875%, 07/15/22	1,500,000	1,500,000
6.750%, 06/01/21	3,350,000	3,551,000

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Harron Communications L.P. / Harron Finance Corp. 9.125%, 04/01/20 (144A)	1,575,000	$1,744,312
Mediacom Broadband LLC / Mediacom Broadband Corp. 6.375%, 04/01/23 (a)	5,050,000	5,163,625
Mediacom LLC / Mediacom Capital Corp. 9.125%, 08/15/19 (a)	6,350,000	6,865,937
Nara Cable Funding, Ltd. 8.875%, 12/01/18 (144A)	1,575,000	1,693,125
Ono Finance II plc 10.875%, 07/15/19 (144A)	1,750,000	1,916,250
ProQuest LLC / ProQuest Notes Co. 9.000%, 10/15/18 (144A)	3,150,000	3,260,250
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.500%, 01/15/23 (144A)	3,150,000	3,055,500
Univision Communications, Inc. 5.125%, 05/15/23 (144A) (a)	1,150,000	1,148,563

		62,265,620

Metal Fabricate/Hardware—0.4%
Constellation Enterprises LLC 10.625%, 02/01/16 (144A)	1,500,000	1,297,500
Valmont Industries, Inc. 6.625%, 04/20/20 (a)	3,500,000	3,926,892

		5,224,392

Mining—0.4%
Allied Nevada Gold Corp. 8.750%, 06/01/19 (144A) (CAD) (b)	173,000	104,231
FMG Resources (August 2006) Pty, Ltd. 8.250%, 11/01/19 (144A) (a)	3,500,000	3,928,750
Mirabela Nickel, Ltd. 8.750%, 04/15/18 (144A) (a) (b) (f)	2,550,000	637,500
Teck Resources, Ltd. 4.750%, 01/15/22 (a)	1,400,000	1,413,408

		6,083,889

Miscellaneous Manufacturing—1.0%
Actuant Corp. 5.625%, 06/15/22	1,375,000	1,392,188
Amsted Industries, Inc. 8.125%, 03/15/18 (144A)	2,250,000	2,370,937
Bombardier, Inc. 6.125%, 01/15/23 (144A) (a)	1,825,000	1,811,312
Park-Ohio Industries, Inc. 8.125%, 04/01/21 (a)	2,000,000	2,200,000
Polymer Group, Inc. 7.750%, 02/01/19	3,000,000	3,198,750
SPX Corp. 6.875%, 09/01/17	3,750,000	4,237,500

		15,210,687

Office Furnishings—0.2%
Steelcase, Inc. 6.375%, 02/15/21	3,000,000	3,294,639

Oil & Gas—9.9%
Antero Resources Finance Corp. 5.375%, 11/01/21 (144A)	1,225,000	1,237,250
7.250%, 08/01/19	1,625,000	1,746,875
Atlas Energy Holdings Operating Co. LLC / Atlas Resource Finance Corp. 7.750%, 01/15/21 (144A)	3,400,000	3,264,000
Berry Petroleum Co. 6.375%, 09/15/22	1,100,000	1,119,250
6.750%, 11/01/20	5,250,000	5,446,875
BreitBurn Energy Partners L.P. / BreitBurn Finance Corp. 7.875%, 04/15/22 (a)	4,600,000	4,784,000
Chaparral Energy, Inc. 7.625%, 11/15/22 (a)	1,700,000	1,819,000
8.250%, 09/01/21	5,675,000	6,157,375
Concho Resources, Inc. 5.500%, 04/01/23 (a)	4,600,000	4,738,000
7.000%, 01/15/21	5,175,000	5,692,500
Continental Resources, Inc. 4.500%, 04/15/23	1,500,000	1,520,625
7.375%, 10/01/20	1,750,000	1,968,750
CrownRock L.P. / CrownRock Finance, Inc. 7.125%, 04/15/21 (144A)	3,500,000	3,622,500
Diamondback Energy, Inc. 7.625%, 10/01/21 (144A)	2,700,000	2,848,500
Energy XXI Gulf Coast, Inc. 7.750%, 06/15/19 (a)	5,300,000	5,684,250
Forest Oil Corp. 7.250%, 06/15/19	788,000	767,315
Halcon Resources Corp. 8.875%, 05/15/21	1,000,000	1,010,000
9.750%, 07/15/20 (a)	3,000,000	3,127,500
Kerr-McGee Corp. 6.950%, 07/01/24	5,850,000	6,795,723
Kodiak Oil & Gas Corp. 5.500%, 01/15/21 (a)	2,500,000	2,493,750
8.125%, 12/01/19	3,250,000	3,607,500
Laredo Petroleum, Inc. 7.375%, 05/01/22	1,300,000	1,410,500
Legacy Reserves L.P. / Legacy Reserves Finance Corp. 6.625%, 12/01/21 (144A)	2,000,000	1,935,000
8.000%, 12/01/20 (144A)	3,600,000	3,744,000
Linn Energy LLC / Linn Energy Finance Corp. 7.750%, 02/01/21 (a)	2,500,000	2,643,750
Lukoil International Finance B.V. 6.656%, 06/07/22 (144A)	3,000,000	3,281,250
MEG Energy Corp. 6.500%, 03/15/21 (144A)	3,675,000	3,867,937
Newfield Exploration Co. 5.625%, 07/01/24	4,950,000	4,925,250

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Oasis Petroleum, Inc. 6.500%, 11/01/21	1,500,000	$1,605,000
7.250%, 02/01/19 (a)	6,000,000	6,450,000
Offshore Group Investment, Ltd. 7.125%, 04/01/23 (a)	1,150,000	1,173,000
Pacific Rubiales Energy Corp. 5.125%, 03/28/23 (144A)	1,700,000	1,559,750
PDC Energy, Inc. 7.750%, 10/15/22 (a)	2,400,000	2,592,000
Pioneer Natural Resources Co. 7.200%, 01/15/28	1,510,000	1,815,594
Plains Exploration & Production Co. 6.500%, 11/15/20 (a)	4,000,000	4,417,520
6.875%, 02/15/23	1,100,000	1,226,500
QEP Resources, Inc. 6.800%, 03/01/20 (a) (c)	1,450,000	1,522,500
6.875%, 03/01/21	1,000,000	1,072,500
Range Resources Corp. 5.000%, 03/15/23	2,450,000	2,394,875
Rosneft Oil Co. via Rosneft International Finance, Ltd. 4.199%, 03/06/22 (144A)	1,650,000	1,513,875
Seadrill, Ltd. 6.125%, 09/15/20 (144A)	3,500,000	3,491,250
SM Energy Co. 6.500%, 11/15/21	2,250,000	2,385,000
6.500%, 01/01/23	800,000	839,000
6.625%, 02/15/19	4,775,000	5,073,437
Stone Energy Corp. 7.500%, 11/15/22	6,675,000	6,975,375
Tesoro Corp. 5.375%, 10/01/22 (a)	1,500,000	1,518,750
Ultra Petroleum Corp. 5.750%, 12/15/18 (144A)	300,000	308,250
W&T Offshore, Inc. 8.500%, 06/15/19 (a)	2,250,000	2,379,375
WPX Energy, Inc. 6.000%, 01/15/22	3,500,000	3,500,000

		145,072,776

Oil & Gas Services—1.6%
Dresser-Rand Group, Inc. 6.500%, 05/01/21	3,500,000	3,727,500
FMC Technologies, Inc. 3.450%, 10/01/22	2,200,000	2,026,040
Hiland Partners L.P. / Hiland Partner Finance Corp. 7.250%, 10/01/20 (144A)	2,290,000	2,456,025
Hornbeck Offshore Services, Inc. 5.000%, 03/01/21	3,000,000	2,940,000
5.875%, 04/01/20	3,700,000	3,820,250
Oil States International, Inc. 6.500%, 06/01/19	3,175,000	3,377,406
SEACOR Holdings, Inc. 7.375%, 10/01/19 (a)	4,150,000	4,492,375

		22,839,596

Packaging & Containers—1.6%
AEP Industries, Inc. 8.250%, 04/15/19	2,500,000	2,687,500
Ball Corp. 4.000%, 11/15/23 (a)	2,750,000	2,461,250
Crown Cork & Seal Co., Inc. 7.375%, 12/15/26 (a)	8,000,000	8,840,000
Rock Tenn Co. 4.900%, 03/01/22	1,500,000	1,544,052
Sealed Air Corp. 6.875%, 07/15/33 (144A)	4,500,000	4,297,500
8.375%, 09/15/21 (144A)	3,200,000	3,632,000

		23,462,302

Pharmaceuticals—1.1%
Bristol-Myers Squibb Co. 1.750%, 03/01/19 (a)	1,500,000	1,464,642
Capsugel S.A. 7.000%, 05/15/19 (144A) (e)	825,000	840,469
Endo Finance Co. 5.750%, 01/15/22 (144A)	1,350,000	1,356,750
Grifols, Inc. 8.250%, 02/01/18	1,500,000	1,599,375
Par Pharmaceutical Cos., Inc. 7.375%, 10/15/20	4,150,000	4,290,062
Salix Pharmaceuticals, Ltd. 6.000%, 01/15/21 (144A)	1,350,000	1,383,750
Valeant Pharmaceuticals International, Inc. 5.625%, 12/01/21 (144A)	2,300,000	2,311,500
6.375%, 10/15/20 (144A)	3,350,000	3,530,063

		16,776,611

Pipelines—2.4%
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.000%, 12/15/20	650,000	669,500
6.125%, 03/01/22 (144A)	1,275,000	1,306,875
El Paso LLC 6.500%, 09/15/20 (a)	4,000,000	4,289,288
Energy Transfer Partners L.P. 5.200%, 02/01/22 (a)	4,500,000	4,737,573
IFM U.S. Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A) (b)	4,900,000	5,160,352
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	1,500,000	1,643,674
MarkWest Energy Partners L.P. / MarkWest Energy Finance Corp. 5.500%, 02/15/23	1,475,000	1,486,063
6.750%, 11/01/20	3,000,000	3,255,000
Panhandle Eastern Pipeline Co. L.P. 7.000%, 06/15/18	1,850,000	2,140,541
Regency Energy Partners L.P. / Regency Energy Finance Corp. 4.500%, 11/01/23	900,000	819,000
5.500%, 04/15/23	1,100,000	1,072,500

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Sabine Pass Liquefaction LLC 5.625%, 02/01/21 (144A)	1,925,000	$1,881,687
Tennessee Gas Pipeline Co. 7.500%, 04/01/17	3,500,000	4,073,307
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.875%, 10/01/20 (a)	1,500,000	1,533,750
5.875%, 10/01/20 (144A)	500,000	511,250
6.125%, 10/15/21	1,200,000	1,236,000

		35,816,360

Real Estate—0.1%
Jones Lang LaSalle, Inc. 4.400%, 11/15/22	1,100,000	1,056,505

Real Estate Investment Trusts—1.0%
American Tower Corp. 4.700%, 03/15/22 (a)	2,750,000	2,748,751
DDR Corp. 7.875%, 09/01/20	2,625,000	3,242,867
Goodman Funding Pty, Ltd. 6.375%, 11/12/20 (144A)	1,500,000	1,654,331
Health Care REIT, Inc. 4.950%, 01/15/21	2,150,000	2,273,335
6.125%, 04/15/20 (a)	1,500,000	1,688,232
Omega Healthcare Investors, Inc. 6.750%, 10/15/22	1,675,000	1,819,469
RHP Hotel Properties LP / RHP Finance Corp. 5.000%, 04/15/21	1,000,000	987,500

		14,414,485

Retail—4.9%
Bon-Ton Department Stores, Inc. (The) 8.000%, 06/15/21 (a)	1,350,000	1,360,125
Brinker International, Inc. 2.600%, 05/15/18	2,705,000	2,662,486
Brookstone Co., Inc. 13.000%, 10/15/14 (144A) (b)	3,089,000	2,332,195
Brown Shoe Co., Inc. 7.125%, 05/15/19	3,500,000	3,718,750
CDR DB Sub, Inc. 7.750%, 10/15/20 (144A) (a) (b)	4,107,000	4,086,465
Chinos Intermediate Holdings A, Inc. 7.750%, 05/01/19 (144A) (a) (e)	2,425,000	2,479,562
Claire’s Stores, Inc. 7.750%, 06/01/20 (144A) (a)	1,000,000	930,000
8.875%, 03/15/19 (a)	2,575,000	2,652,250
9.000%, 03/15/19 (144A)	1,800,000	1,953,000
CST Brands, Inc. 5.000%, 05/01/23	2,000,000	1,930,000
Ferrellgas L.P. / Ferrellgas Finance Corp. 6.500%, 05/01/21	1,750,000	1,785,000
J. Crew Group, Inc. 8.125%, 03/01/19	2,000,000	2,100,000

Retail—(Continued)
L Brands, Inc. 7.000%, 05/01/20	3,000,000	3,367,500
7.600%, 07/15/37	1,000,000	1,016,250
8.500%, 06/15/19	1,250,000	1,500,000
Michaels FinCo Holdings LLC / Michaels FinCo, Inc. 7.500%, 08/01/18 (144A) (a) (e)	1,600,000	1,664,000
Michaels Stores, Inc. 7.750%, 11/01/18	1,400,000	1,519,000
Neiman Marcus Group Ltd., Inc. 8.000%, 10/15/21 (144A)	4,125,000	4,310,625
New Albertsons, Inc. 7.450%, 08/01/29	1,000,000	820,000
7.750%, 06/15/26	1,875,000	1,518,750
Petco Animal Supplies, Inc. 9.250%, 12/01/18 (144A) (a)	1,500,000	1,608,750
Petco Holdings, Inc. 8.500%, 10/15/17 (144A) (a) (e)	1,500,000	1,530,000
QVC, Inc. 4.375%, 03/15/23	1,750,000	1,636,148
7.375%, 10/15/20 (144A)	2,500,000	2,695,225
Rite Aid Corp. 6.875%, 12/15/28 (144A)	1,250,000	1,190,625
7.700%, 02/15/27	5,500,000	5,678,750
Sally Holdings LLC / Sally Capital, Inc. 5.500%, 11/01/23	1,325,000	1,315,063
5.750%, 06/01/22	1,475,000	1,534,000
Serta Simmons Holdings LLC 8.125%, 10/01/20 (144A) (a)	2,500,000	2,718,750
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 7.375%, 08/01/21	3,009,000	3,279,810
Tops Holding Corp. / Tops Markets LLC 8.875%, 12/15/17 (144A)	2,725,000	2,994,094
Tops Holding II Corp. 8.750%, 06/15/18 (144A) (b) (e)	1,875,000	1,931,250

		71,818,423

Savings & Loans—0.2%
People’s United Financial, Inc. 3.650%, 12/06/22	2,850,000	2,694,413
Washington Mutual Bank 6.875%, 06/15/11 (c) (f) (g)	6,000,000	600

		2,695,013

Semiconductors—0.9%
Altera Corp. 2.500%, 11/15/18	1,500,000	1,487,304
Freescale Semiconductor, Inc. 6.000%, 01/15/22 (144A)	3,500,000	3,543,750
10.750%, 08/01/20 (a)	4,400,000	4,994,000
Magnachip Semiconductor Corp. 6.625%, 07/15/21 (a)	1,100,000	1,119,250

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Sensata Technologies B.V. 6.500%, 05/15/19 (144A) (a)	1,500,000	$1,608,750

		12,753,054

Shipbuilding—0.2%
Huntington Ingalls Industries, Inc. 7.125%, 03/15/21	2,500,000	2,743,750

Software—2.3%
Activision Blizzard, Inc. 5.625%, 09/15/21 (144A)	4,000,000	4,140,000
Audatex North America, Inc. 6.000%, 06/15/21 (144A)	1,300,000	1,361,750
BMC Software Finance, Inc. 8.125%, 07/15/21 (144A)	2,000,000	2,060,000
Dun & Bradstreet Corp. (The) 4.375%, 12/01/22 (a)	1,500,000	1,446,174
First Data Corp. 8.250%, 01/15/21 (144A) (a)	8,300,000	8,829,125
11.250%, 01/15/21 (144A)	2,925,000	3,228,469
12.625%, 01/15/21	5,350,000	6,279,562
Infor U.S., Inc. 9.375%, 04/01/19	2,200,000	2,475,000
Mantech International Corp. 7.250%, 04/15/18	1,500,000	1,578,750
Nuance Communications, Inc. 5.375%, 08/15/20 (144A)	750,000	733,125
Sophia L.P. / Sophia Finance, Inc. 9.750%, 01/15/19 (144A)	2,200,000	2,436,500

		34,568,455

Telecommunications—8.4%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29	2,000,000	1,770,000
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	2,795,000	2,616,408
CenturyLink, Inc. 6.150%, 09/15/19	1,500,000	1,582,500
6.450%, 06/15/21 (a)	3,400,000	3,536,000
6.750%, 12/01/23 (a)	2,500,000	2,531,250
Clearwire Communications LLC / Clearwire Finance, Inc. 14.750%, 12/01/16 (144A)	600,000	817,500
CPI International, Inc. 8.000%, 02/15/18	2,500,000	2,612,500
Cricket Communications, Inc. 7.750%, 10/15/20	3,500,000	3,990,000
Crown Castle International Corp. 5.250%, 01/15/23 (a)	1,350,000	1,323,000
Digicel Group, Ltd. 8.250%, 09/30/20 (144A)	2,000,000	2,072,500
10.500%, 04/15/18 (144A)	2,500,000	2,675,000
Digicel, Ltd. 7.000%, 02/15/20 (144A) (a)	3,000,000	3,030,000

Telecommunications—(Continued)
DigitalGlobe, Inc. 5.250%, 02/01/21 (144A) (a)	2,400,000	2,340,000
Frontier Communications Corp. 7.125%, 01/15/23	750,000	740,625
7.625%, 04/15/24	1,400,000	1,396,500
9.250%, 07/01/21 (a)	1,225,000	1,411,813
Hughes Satellite Systems Corp. 7.625%, 06/15/21 (a)	5,000,000	5,575,000
Intelsat Jackson Holdings S.A. 7.500%, 04/01/21 (a)	4,275,000	4,713,187
Intelsat Luxembourg S.A. 7.750%, 06/01/21 (144A) (a)	3,175,000	3,405,187
8.125%, 06/01/23 (144A) (a)	1,320,000	1,415,700
Matterhorn Mobile S.A. 6.750%, 05/15/19 (144A) (CHF)	1,325,000	1,611,597
MetroPCS Wireless, Inc. 6.625%, 11/15/20	2,000,000	2,120,000
Millicom International Cellular S.A. 4.750%, 05/22/20 (144A) (a)	900,000	864,000
NeuStar, Inc. 4.500%, 01/15/23	2,455,000	2,215,638
NII Capital Corp. 8.875%, 12/15/19 (a)	650,000	279,500
Sable International Finance, Ltd. 8.750%, 02/01/20 (144A) (a)	2,515,000	2,829,375
SBA Telecommunications, Inc. 5.750%, 07/15/20 (a)	2,000,000	2,080,000
8.250%, 08/15/19	1,950,000	2,091,375
SES S.A. 3.600%, 04/04/23 (144A) (a)	1,585,000	1,476,776
SoftBank Corp. 4.500%, 04/15/20 (144A)	2,300,000	2,242,500
Sprint Capital Corp. 6.900%, 05/01/19 (a)	6,000,000	6,555,000
Sprint Communications, Inc. 7.000%, 03/01/20 (144A)	3,000,000	3,345,000
7.000%, 08/15/20 (a)	4,400,000	4,763,000
Sprint Corp. 7.125%, 06/15/24 (144A)	2,000,000	2,030,000
7.875%, 09/15/23 (144A)	1,600,000	1,720,000
Syniverse Holdings, Inc. 9.125%, 01/15/19	3,600,000	3,933,000
T-Mobile USA, Inc. 6.125%, 01/15/22	1,700,000	1,729,750
6.500%, 01/15/24	2,000,000	2,025,000
6.542%, 04/28/20	4,750,000	5,046,875
Telemovil Finance Co., Ltd. 8.000%, 10/01/17 (144A)	2,700,000	2,875,500
UPCB Finance V, Ltd. 7.250%, 11/15/21 (144A)	2,850,000	3,092,250
Verizon Communications, Inc. 5.150%, 09/15/23	2,250,000	2,415,807
ViaSat, Inc. 6.875%, 06/15/20	2,000,000	2,115,000

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Vimpel-Communications Via VIP Finance Ireland, Ltd. OJSC 7.748%, 02/02/21 (144A) (a)	2,125,000	$2,308,281
Virgin Media Secured Finance plc 5.375%, 04/15/21 (144A)	3,000,000	3,000,000
Wind Acquisition Finance S.A. 7.250%, 02/15/18 (144A)	1,500,000	1,578,750
11.750%, 07/15/17 (144A)	6,500,000	6,914,375
Wind Acquisition Holdings Finance S.A. 12.250%, 07/15/17 (144A) (a) (e)	925,000	921,313

		123,734,332

Textiles—0.1%
SIWF Merger Sub, Inc. 6.250%, 06/01/21 (144A)	900,000	907,875

Transportation—1.1%
Florida East Coast Railway Corp. 8.125%, 02/01/17	5,500,000	5,740,625
Gulfmark Offshore, Inc. 6.375%, 03/15/22	3,225,000	3,249,188
Kansas City Southern de Mexico S.A. de C.V. 2.350%, 05/15/20	2,000,000	1,863,244
Viterra, Inc. 5.950%, 08/01/20 (144A)	4,250,000	4,513,912
Watco Cos. LLC / Watco Finance Corp. 6.375%, 04/01/23 (144A)	1,125,000	1,113,750

		16,480,719

Trucking & Leasing—0.2%
NESCO LLC / NESCO Holdings Corp. 11.750%, 04/15/17 (144A) (b)	2,400,000	2,700,000

Total Corporate Bonds & Notes (Cost $1,107,898,012)		1,145,349,222

Convertible Bonds—11.4%

Airlines—0.4%
United Airlines, Inc. 4.500%, 01/15/15	2,600,000	5,313,750

Apparel—0.2%
Iconix Brand Group, Inc. 1.500%, 03/15/18 (144A)	2,500,000	3,418,750

Auto Manufacturers—0.4%
Ford Motor Co. 4.250%, 11/15/16 (a)	1,200,000	2,214,000
Volkswagen International Finance NV 5.500%, 11/09/15 (144A) (EUR)	2,600,000	4,443,875

		6,657,875

Auto Parts & Equipment—0.1%
Meritor, Inc. 4.000%, 02/15/27 (h)	2,000,000	1,913,750

Biotechnology—1.0%
Cubist Pharmaceuticals, Inc. 1.875%, 09/01/20 (144A) (a)	3,000,000	3,429,375
Gilead Sciences, Inc. 1.625%, 05/01/16	2,650,000	8,740,031
Illumina, Inc. 0.250%, 03/15/16 (144A)	1,750,000	2,431,406

		14,600,812

Chemicals—0.1%
RPM International, Inc. 2.250%, 12/15/20 (a)	750,000	830,156

Computers—0.3%
EMC Corp. 1.750%, 12/01/13	1,000,000	1,577,500
SanDisk Corp. 0.500%, 10/15/20 (144A)	2,650,000	2,623,500

		4,201,000

Electrical Components & Equipment—0.2%
InvenSense, Inc. 1.750%, 11/01/18 (144A)	1,075,000	1,253,047
SunPower Corp. 0.750%, 06/01/18 (144A)	1,500,000	1,883,437

		3,136,484

Healthcare-Services—0.6%
Brookdale Senior Living, Inc. 2.750%, 06/15/18 (a)	3,850,000	4,571,875
LifePoint Hospitals, Inc. 3.500%, 05/15/14 (a)	2,000,000	2,173,750
WellPoint, Inc. 2.750%, 10/15/42	1,500,000	2,030,625

		8,776,250

Insurance—0.1%
MGIC Investment Corp. 2.000%, 04/01/20	700,000	966,000

Internet—1.0%
priceline.com, Inc. 1.000%, 03/15/18 (a)	2,750,000	3,791,562
1.250%, 03/15/15	437,280	1,668,497
Shutterfly, Inc. 0.250%, 05/15/18 (144A) (a)	1,075,000	1,149,578
SINA Corp. 1.000%, 12/01/18 (144A)	2,150,000	2,183,594
Trulia, Inc. 2.750%, 12/15/20 (144A) (a)	1,075,000	1,305,437

See accompanying notes to financial statements.

MIST-14

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Schedule of Investments as of December 31, 2013

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Web.com Group, Inc. 1.000%, 08/15/18	2,300,000	$2,581,750
Yahoo!, Inc. Zero Coupon, 12/01/18 (144A)	2,000,000	2,066,250

		14,746,668

Iron/Steel—0.1%
United States Steel Corp. 2.750%, 04/01/19	1,250,000	1,654,688

Machinery-Diversified—0.5%
Altra Industrial Motion Corp. 2.750%, 03/01/31	3,200,000	4,390,000
Chart Industries, Inc. 2.000%, 08/01/18 (a)	2,325,000	3,590,672

		7,980,672

Media—0.3%
Liberty Interactive LLC 0.750%, 03/30/43 (144A)	2,200,000	2,741,750
Liberty Media Corp. 1.375%, 10/15/23 (144A)	1,155,000	1,152,834

		3,894,584

Miscellaneous Manufacturing—0.6%
Danaher Corp. Zero Coupon, 01/22/21	2,500,000	5,610,938
Trinity Industries, Inc. 3.875%, 06/01/36 (a)	2,325,000	3,061,734

		8,672,672

Oil & Gas—0.2%
Energy XXI Bermuda, Ltd. 3.000%, 12/15/18 (144A)	3,000,000	2,953,125

Oil & Gas Services—0.3%
Hornbeck Offshore Services, Inc. 1.500%, 09/01/19 (a)	3,500,000	4,149,688

Pharmaceuticals—1.3%
ALZA Corp. Zero Coupon, 07/28/20	5,000,000	6,293,750
BioMarin Pharmaceutical, Inc. 0.750%, 10/15/18	300,000	317,813
1.875%, 04/23/17	800,000	2,782,000
Medivation, Inc. 2.625%, 04/01/17 (a)	3,150,000	4,599,000
Mylan, Inc. 3.750%, 09/15/15	1,750,000	5,737,812

		19,730,375

Real Estate Investment Trusts—0.8%
Boston Properties L.P. 3.625%, 02/15/14 (144A)	1,500,000	1,504,687
Host Hotels & Resorts L.P. 2.500%, 10/15/29 (144A)	4,800,000	7,266,000
ProLogis L.P. 3.250%, 03/15/15 (a) (i)	2,700,000	3,013,875

		11,784,562

Semiconductors—1.2%
Intel Corp. 3.250%, 08/01/39 (a)	4,250,000	5,777,344
Micron Technology, Inc. 2.375%, 05/01/32	1,850,000	4,279,281
Novellus Systems, Inc. 2.625%, 05/15/41 (a)	1,400,000	2,339,750
Xilinx, Inc. 2.625%, 06/15/17 (a)	3,500,000	5,582,500

		17,978,875

Software—1.3%
Concur Technologies, Inc. 0.500%, 06/15/18 (144A)	2,400,000	2,779,500
Electronic Arts, Inc. 0.750%, 07/15/16 (a)	825,000	877,594
Medidata Solutions, Inc. 1.000%, 08/01/18 (144A) (a)	1,450,000	1,849,656
NetSuite, Inc. 0.250%, 06/01/18 (144A) (a)	3,275,000	3,610,687
Nuance Communications, Inc. 2.750%, 11/01/31 (a)	1,200,000	1,172,250
Proofpoint, Inc. 1.250%, 12/15/18 (144A)	2,500,000	2,695,313
Salesforce.com, Inc. 0.750%, 01/15/15	1,425,000	3,674,719
Workday, Inc. 0.750%, 07/15/18 (144A) (a)	2,000,000	2,346,250

		19,005,969

Telecommunications—0.4%
Ciena Corp. 4.000%, 12/15/20 (a)	1,500,000	2,206,875
Nortel Networks Corp. 2.125%, 04/15/14 (a) (f)	3,300,000	3,277,313

		5,484,188

Total Convertible Bonds (Cost $138,293,155)		167,850,893

Convertible Preferred Stocks—2.9%

Aerospace & Defense—0.5%
United Technologies Corp. 7.500%, 08/01/15 (a)	100,000	6,547,000

See accompanying notes to financial statements.

MIST-15

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Schedule of Investments as of December 31, 2013

Convertible Preferred Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—0.3%
Wells Fargo & Co. Series L 7.500%, 12/31/49	4,500	$4,972,500

Diversified Financial Services —0.6%
AMG Capital Trust II 5.150%, 10/15/37	123,500	7,811,375
Bank of America Corp. 7.250%, 12/31/49 (a)	1,175	1,246,675

		9,058,050

Diversified Telecommunication Services—0.0%
Intelsat S.A. 5.750%, 05/01/16	6,000	351,000

Electric Utilities—0.5%
NextEra Energy, Inc. 5.889%, 09/01/15	65,000	3,680,950
PPL Corp. 8.750%, 05/01/14 (a)	55,000	2,908,400

		6,589,350

Iron/Steel—0.0%
ArcelorMittal 6.000%, 01/15/16	25,000	644,530

Metals & Mining—0.2%
Cliffs Natural Resources, Inc. 7.000%, 02/01/16 (a)	120,000	2,755,200

Multi-Utilities—0.2%
Dominion Resources, Inc. 6.000%, 07/01/16	40,000	2,168,400

Real Estate Investment Trusts—0.2%
Alexandria Real Estate Equities, Inc. 7.000%, 12/31/49	70,000	1,757,000
Weyerhaeuser Co. 6.375%, 07/01/16 (a)	29,925	1,676,997

		3,433,997

Road & Rail—0.3%
Genesee & Wyoming, Inc. 5.000%, 10/01/15	30,000	3,840,600

Telecommunications—0.1%
Crown Castle International Corp. 4.500%, 11/01/16 (j)	20,000	2,000,800

Total Convertible Preferred Stocks (Cost $39,483,734)		42,361,427

Common Stocks—2.8%

Aerospace & Defense—0.1%
Precision Castparts Corp.	7,500	2,019,750

Auto Components—0.1%
Cooper-Standard Holding, Inc. (j)	24,066	1,181,867

Biotechnology—0.1%
Vertex Pharmaceuticals, Inc. (j)	15,522	1,153,285

Chemicals—0.3%
Axiall Corp.	30,000	1,423,200
Monsanto Co.	30,000	3,496,500

		4,919,700

Commercial Banks—0.2%
Fifth Third Bancorp (a)	175,000	3,680,250

Communications Equipment—0.1%
Palo Alto Networks, Inc. (a) (j)	25,000	1,436,750

Electrical Equipment—0.1%
Generac Holdings, Inc. (a)	35,000	1,982,400

Energy Equipment & Services—0.1%
Dresser-Rand Group, Inc. (a) (j)	20,000	1,192,600

Food Products—0.0%
Boulder Brands, Inc. (a) (j)	35,000	555,100

Health Care Providers & Services—0.1%
Team Health Holdings, Inc. (j)	40,000	1,822,000

Industrial Conglomerates—0.1%
General Electric Co.	35,000	981,050

IT Services—0.2%
Alliance Data Systems Corp. (a) (j)	10,000	2,629,300

Media—0.1%
Twenty-First Century Fox, Inc. - Class A (a)	35,000	1,231,300

Oil, Gas & Consumable Fuels—0.5%
Antero Resources Corp. (j)	8,000	507,520
Concho Resources, Inc. (j)	12,900	1,393,200
Diamondback Energy, Inc. (a) (j)	20,000	1,057,200
Kodiak Oil & Gas Corp. (a) (j)	100,000	1,121,000
Whiting Petroleum Corp. (a) (j)	42,000	2,598,540

		6,677,460

Paper & Forest Products—0.0%
PT Indah Kiat Pulp and Paper Corp. (j)	1,867,500	215,696

Personal Products—0.1%
Estee Lauder Cos., Inc. (The) - Class A (a)	25,000	1,883,000

Pharmaceuticals—0.3%
Bristol-Myers Squibb Co.	70,000	3,720,500

Semiconductors & Semiconductor Equipment—0.1%
Broadcom Corp. - Class A (a)	25,000	741,250

See accompanying notes to financial statements.

MIST-16

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Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—0.2%
FireEye, Inc. (a) (j)	20,000	$872,200
Informatica Corp. (a) (j)	40,000	1,660,000

		2,532,200

Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association (a) (j)	75,000	225,750

Total Common Stocks (Cost $36,562,286)		40,781,208

U.S. Treasury & Government Agencies—0.8%

Agency Sponsored Mortgage - Backed—0.8%
Fannie Mae 30 Yr. Pool 3.500%, 07/01/43 (Cost $12,035,572)	11,775,087	11,709,357

Total U.S. Treasury & Government Agencies (Cost $12,035,572)		11,709,357

Preferred Stocks—0.4%

Commercial Banks—0.3%
GMAC Capital Trust I, 8.125% (d)	50,000	1,337,000
Texas Capital Bancshares, Inc., 6.500% (a)	86,800	1,826,272
U.S. Bancorp. Series A, 3.500% (a) (d)	2,305	1,691,893

		4,855,165

Thrifts & Mortgage Finance—0.1%
Federal National Mortgage Association Series S, 8.250% (d) (j)	136,300	1,192,625

Total Preferred Stocks (Cost $8,670,566)		6,047,790

Municipals—0.3%
Metropolitan Government of Nashville & Davidson County, Convention Center Authority, Build America Bonds 6.731%, 07/01/43 (Cost $3,403,215)	3,350,000	3,689,656

Floating Rate Loans (d)—0.2%

Electronics—0.1%
Generac Power Systems, Inc. Term Loan B, 0.000%, 05/31/20 (k)	1,994,987	2,001,222

Retail—0.1%
BJ’s Wholesale Club, Inc. 2nd Lien Term Loan, 8.500%, 03/26/20	1,425,000	1,456,763

Total Floating Rate Loans (Cost $3,422,291)		3,457,985

Investment Company Security—0.2%
Security Description	Shares/ Principal Amount*	Value
SPDR S&P 500 ETF Trust (Cost $2,538,315)	15,000	2,770,050

Foreign Government—0.1%

Sovereign—0.1%
Bermuda Government International Bond 4.138%, 01/03/23 (144A) (a) (Cost $1,750,000)	1,750,000	1,672,829

Warrants—0.0%

Auto Components—0.0%
Cooper-Standard Holding, Inc., Strike Price $27.33, Expires 11/27/17 (c) (j)	20,875	448,813

Media—0.0%
Ion Media Second Lien, Expires 12/18/16 (c) (g) (j)	395	38,726
Ion Media Unsecured Debt, Expires 12/18/16 (c) (g) (j)	390	38,235

		76,961

Total Warrants (Cost $2,394,059)		525,774

Short-Term Investments—17.1%

Mutual Fund—15.6%
State Street Navigator Securities Lending MET Portfolio (l)	229,071,523	229,071,523

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $21,806,000 on 01/02/14, collateralized by $22,100,000 Federal Home Loan Mortgage Corp. at 1.375% due 02/25/14 with a value of $22,243,296.	21,806,000	21,806,000

Total Short-Term Investments (Cost $250,877,523)		250,877,523

Total Investments—114.2% (Cost $1,607,328,728) (m)		1,677,093,714
Other assets and liabilities (net)—(14.2)%		(208,541,174)

Net Assets—100.0%		$1,468,552,540

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $220,550,468 and the collateral received consisted of cash in the amount of $229,071,523 and non-cash collateral with a value of $1,892,348. The cash collateral is invested in a money market fund managed by an affiliate of the

See accompanying notes to financial statements.

MIST-17

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Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(b)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $54,729,737, which is 3.7% of net assets. See details shown in the Restricted Securities table that follows.
(c)	Illiquid security. As of December 31, 2013, these securities represent 1.0% of net assets.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent less than 0.05% of net assets.
(h)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(i)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $837,188.
(j)	Non-income producing security.
(k)	This loan will settle after December 31, 2013, at which time the interest rate will be determined.
(l)	Represents investment of cash collateral received from securities lending transactions.
(m)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,611,901,436. The aggregate unrealized appreciation and depreciation of investments were $94,958,357 and $(29,766,079), respectively, resulting in net unrealized appreciation of $65,192,278 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $446,414,332, which is 30.4% of net assets.
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(ETF)—	Exchange-Traded Fund
(EUR)—	Euro

Restricted Securities	Acquisition Date	Principal Amount		Cost	Value
Affinion Investments LLC	12/09/13		$1,785,000	$1,807,313	$1,776,075
Allied Nevada Gold Corp.	04/12/13	CAD	173,000	163,686	104,231
American Rock Salt Co. LLC / American Rock Capital Corp.	04/15/11		$3,450,000	3,450,000	3,475,875
Brookstone Co., Inc.	11/02/06		3,089,000	3,445,052	2,332,195
CDR DB Sub, Inc.	10/05/12		4,107,000	4,142,264	4,086,465
Cantor Fitzgerald L.P.	10/14/09		2,550,000	2,559,797	2,677,500
Compiler Finance Sub, Inc.	05/02/13		2,850,000	2,906,344	2,828,625
Graton Economic Development Authority	08/14/12		3,755,000	3,860,144	4,355,800
IFM U.S. Colonial Pipeline 2 LLC	04/14/11		4,900,000	4,897,871	5,160,352
International Automotive Components Group S.A.	05/26/11		2,000,000	1,939,352	2,085,000
Land O’ Lakes, Inc.	11/07/12		1,750,000	1,768,688	1,802,500
MU Finance plc	01/22/10		2,568,511	2,542,958	2,684,094
Mirabela Nickel, Ltd.	04/07/12		2,550,000	2,576,268	637,500
NESCO LLC / NESCO Holdings Corp.	04/05/12		2,400,000	2,368,284	2,700,000
Netflix, Inc.	05/31/13		3,500,000	3,514,258	3,543,750
Phibro Animal Health Corp.	06/28/10		4,225,000	4,321,872	4,499,625
Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp.	05/30/12		2,140,000	2,205,625	2,348,650
STHI Holding Corp.	03/11/11		3,500,000	3,577,312	3,745,000
Snoqualmie Entertainment Authority	02/15/07		1,975,000	1,856,844	1,955,250
Tops Holding II Corp.	05/08/13		1,875,000	1,894,181	1,931,250

Futures Contracts

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation
U.S. Treasury Note 10 Year Futures	03/20/14	(340)	USD	(42,600,366)	$764,429

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$515,125	$—	$515,125
Aerospace/Defense	—	27,388,092	—	27,388,092
Agriculture	—	3,475,875	—	3,475,875
Airlines	—	1,651,212	—	1,651,212
Apparel	—	5,351,750	—	5,351,750
Auto Manufacturers	—	3,637,500	—	3,637,500
Auto Parts & Equipment	—	10,078,937	—	10,078,937
Banks	—	31,173,701	—	31,173,701
Beverages	—	2,331,250	—	2,331,250
Biotechnology	—	3,745,000	—	3,745,000
Building Materials	—	10,709,273	—	10,709,273
Chemicals	—	40,402,730	—	40,402,730
Coal	—	2,294,625	—	2,294,625
Commercial Services	—	45,717,362	—	45,717,362
Computers	—	15,498,000	—	15,498,000
Computers & Peripherals	—	1,454,406	—	1,454,406
Cosmetics/Personal Care	—	8,545,610	—	8,545,610
Distribution/Wholesale	—	3,265,438	—	3,265,438
Diversified Financial Services	—	56,616,121	—	56,616,121
Electric	—	23,673,800	—	23,673,800
Electrical Components & Equipment	—	9,871,406	—	9,871,406
Electronics	—	2,267,901	—	2,267,901
Energy-Alternate Sources	—	2,160,342	—	2,160,342
Engineering & Construction	—	6,982,063	—	6,982,063
Entertainment	—	24,422,472	—	24,422,472
Environmental Control	—	2,060,000	—	2,060,000
Food	—	20,409,357	—	20,409,357
Forest Products & Paper	—	3,271,125	—	3,271,125
Gas	—	1,395,563	—	1,395,563
Hand/Machine Tools	—	5,057,500	—	5,057,500
Healthcare-Products	—	5,421,771	—	5,421,771
Healthcare-Services	—	46,759,600	—	46,759,600
Holding Companies-Diversified	—	1,121,250	—	1,121,250
Home Builders	—	9,461,125	—	9,461,125
Household Products/Wares	—	23,734,375	—	23,734,375
Insurance	—	11,544,238	—	11,544,238
Internet	—	8,655,625	—	8,655,625

See accompanying notes to financial statements.

MIST-19

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Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Investment Company Security	$—	$2,047,132	$—	$2,047,132
Iron/Steel	—	10,915,181	—	10,915,181
Leisure Time	—	2,500,000	—	2,500,000
Lodging	—	14,530,906	—	14,530,906
Machinery-Diversified	—	13,315,000	—	13,315,000
Media	—	62,265,620	—	62,265,620
Metal Fabricate/Hardware	—	5,224,392	—	5,224,392
Mining	—	6,083,889	—	6,083,889
Miscellaneous Manufacturing	—	15,210,687	—	15,210,687
Office Furnishings	—	3,294,639	—	3,294,639
Oil & Gas	—	145,072,776	—	145,072,776
Oil & Gas Services	—	22,839,596	—	22,839,596
Packaging & Containers	—	23,462,302	—	23,462,302
Pharmaceuticals	—	16,776,611	—	16,776,611
Pipelines	—	35,816,360	—	35,816,360
Real Estate	—	1,056,505	—	1,056,505
Real Estate Investment Trusts	—	14,414,485	—	14,414,485
Retail	—	71,818,423	—	71,818,423
Savings & Loans	—	2,694,413	600	2,695,013
Semiconductors	—	12,753,054	—	12,753,054
Shipbuilding	—	2,743,750	—	2,743,750
Software	—	34,568,455	—	34,568,455
Telecommunications	—	123,734,332	—	123,734,332
Textiles	—	907,875	—	907,875
Transportation	—	16,480,719	—	16,480,719
Trucking & Leasing	—	2,700,000	—	2,700,000
Total Corporate Bonds & Notes	—	1,145,348,622	600	1,145,349,222
Total Convertible Bonds*	—	167,850,893	—	167,850,893
Convertible Preferred Stocks
Aerospace & Defense	6,547,000	—	—	6,547,000
Commercial Banks	4,972,500	—	—	4,972,500
Diversified Financial Services	1,246,675	7,811,375	—	9,058,050
Diversified Telecommunication Services	351,000	—	—	351,000
Electric Utilities	6,589,350	—	—	6,589,350
Iron/Steel	644,530	—	—	644,530
Metals & Mining	2,755,200	—	—	2,755,200
Multi-Utilities	2,168,400	—	—	2,168,400
Real Estate Investment Trusts	3,433,997	—	—	3,433,997
Road & Rail	3,840,600	—	—	3,840,600
Telecommunications	2,000,800	—	—	2,000,800
Total Convertible Preferred Stocks	34,550,052	7,811,375	—	42,361,427
Common Stocks
Aerospace & Defense	2,019,750	—	—	2,019,750
Auto Components	1,181,867	—	—	1,181,867
Biotechnology	1,153,285	—	—	1,153,285
Chemicals	4,919,700	—	—	4,919,700
Commercial Banks	3,680,250	—	—	3,680,250
Communications Equipment	1,436,750	—	—	1,436,750
Electrical Equipment	1,982,400	—	—	1,982,400
Energy Equipment & Services	1,192,600	—	—	1,192,600
Food Products	555,100	—	—	555,100
Health Care Providers & Services	1,822,000	—	—	1,822,000
Industrial Conglomerates	981,050	—	—	981,050
IT Services	2,629,300	—	—	2,629,300
Media	1,231,300	—	—	1,231,300
Oil, Gas & Consumable Fuels	6,677,460	—	—	6,677,460
Paper & Forest Products	—	215,696	—	215,696

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Personal Products	$1,883,000	$—	$—	$1,883,000
Pharmaceuticals	3,720,500	—	—	3,720,500
Semiconductors & Semiconductor Equipment	741,250	—	—	741,250
Software	2,532,200	—	—	2,532,200
Thrifts & Mortgage Finance	225,750	—	—	225,750
Total Common Stocks	40,565,512	215,696	—	40,781,208
Total U.S. Treasury & Government Agencies*	—	11,709,357	—	11,709,357
Preferred Stocks
Commercial Banks	3,163,272	1,691,893	—	4,855,165
Thrifts & Mortgage Finance	1,192,625	—	—	1,192,625
Total Preferred Stocks	4,355,897	1,691,893	—	6,047,790
Total Municipals	—	3,689,656	—	3,689,656
Total Floating Rate Loans*	—	3,457,985	—	3,457,985
Total Investment Company Security	2,770,050	—	—	2,770,050
Total Foreign Government*	—	1,672,829	—	1,672,829
Warrants
Auto Components	448,813	—	—	448,813
Media	—	—	76,961	76,961
Total Warrants	448,813	—	76,961	525,774
Short-Term Investments
Mutual Fund	229,071,523	—	—	229,071,523
Repurchase Agreement	—	21,806,000	—	21,806,000
Total Short-Term Investments	229,071,523	21,806,000	—	250,877,523
Total Investments	$311,761,847	$1,365,254,306	$77,561	$1,677,093,714

Collateral for securities loaned (Liability)	$—	$(229,071,523)	$—	$(229,071,523)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$764,429	$—	$—	$764,429

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 2 to Level 1 in the amount of $2,451,020 were due to increased trading activity.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation) from investments still held at December 31, 2013
Corporate Bonds & Notes
Saving & Loans	$600	$113	$—	$(113)	$—	$—	$600	$(113)
Warrants
Media	—	—	—	(139,289)	216,250	—	76,961	(139,289)

Total	$600	$113	$—	$(139,402)	$216,250	$—	$77,561	$(139,402)

Warrants transfers into level 3 were due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,677,093,714
Cash	322,974
Receivable for:
Investments sold	3,559,037
Fund shares sold	408,050
Dividends and interest	20,821,665
Variation margin on futures contracts	58,436
Prepaid expenses	3,993

Total Assets	1,702,267,869
Liabilities
Collateral for securities loaned	229,071,523
Payables for:
Investments purchased	2,937,749
Fund shares redeemed	634,988
Accrued Expenses:
Management fees	633,763
Distribution and service fees	174,107
Deferred trustees’ fees	53,884
Other expenses	209,315

Total Liabilities	233,715,329

Net Assets	$1,468,552,540

Net assets consist of:
Paid in surplus	$1,281,080,750
Undistributed net investment income	81,007,631
Accumulated net realized gain	35,931,237
Unrealized appreciation on investments, futures contracts and foreign currency transactions	70,532,922

Net Assets	$1,468,552,540

Net Assets
Class A	$637,912,402
Class B	807,962,145
Class E	22,677,993
Capital Shares Outstanding*
Class A	47,063,848
Class B	60,260,307
Class E	1,686,189
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.55
Class B	13.41
Class E	13.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,607,328,728.
(b)	Includes securities loaned at value of $220,550,468.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$2,909,358
Interest	85,793,701
Securities lending income	845,279
Other income	470,193

Total investment income	90,018,531
Expenses
Management fees	7,586,419
Administration fees	36,159
Custodian and accounting fees	178,082
Distribution and service fees—Class B	2,024,105
Distribution and service fees—Class E	35,126
Audit and tax services	64,711
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	158,308
Insurance	9,767
Miscellaneous	9,475

Total expenses	10,155,926

Net Investment Income	79,862,605

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	43,579,232
Futures contracts	481,718
Foreign currency transactions	2,125

Net realized gain	44,063,075

Net change in unrealized appreciation (depreciation) on:
Investments	(7,789,161)
Futures contracts	720,852
Foreign currency transactions	2,229

Net change in unrealized depreciation	(7,066,080)

Net realized and unrealized gain	36,996,995

Net Increase in Net Assets From Operations	$116,859,600

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$79,862,605	$87,655,076
Net realized gain	44,063,075	29,879,340
Net change in unrealized appreciation (depreciation)	(7,066,080)	72,790,457

Increase in net assets from operations	116,859,600	190,324,873

From Distributions to Shareholders
Net investment income
Class A	(42,518,412)	(53,800,785)
Class B	(53,791,660)	(57,914,519)
Class E	(1,589,195)	(1,768,268)

Total distributions	(97,899,267)	(113,483,572)

Decrease in net assets from capital share transactions	(109,762,823)	(37,787,980)

Total increase (decrease) in net assets	(90,802,490)	39,053,321

Net Assets
Beginning of period	1,559,355,030	1,520,301,709

End of period	$1,468,552,540	$1,559,355,030

Undistributed net investment income end of period	$81,007,631	$95,374,502

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	4,364,094	$58,692,112	1,978,444	$25,774,729
Reinvestments	3,285,812	42,518,412	4,314,417	53,800,785
Redemptions	(14,420,147)	(196,904,953)	(8,385,601)	(108,358,346)

Net decrease	(6,770,241)	$(95,694,429)	(2,092,740)	$(28,782,832)

Class B
Sales	6,559,278	$85,792,951	4,297,729	$55,496,360
Reinvestments	4,195,917	53,791,660	4,681,853	57,914,519
Redemptions	(11,626,686)	(152,201,329)	(9,421,788)	(120,873,781)

Net decrease	(871,491)	$(12,616,718)	(442,206)	$(7,462,902)

Class E
Sales	261,672	$3,472,694	119,412	$1,540,585
Reinvestments	123,673	1,589,195	142,717	1,768,268
Redemptions	(494,024)	(6,513,565)	(376,601)	(4,851,099)

Net decrease	(108,679)	$(1,451,676)	(114,472)	$(1,542,246)

Decrease derived from capital shares transactions		$(109,762,823)		$(37,787,980)

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.43	$12.80	$12.98	$12.24	$9.72

Income (Loss) from Investment Operations
Net investment income (a)	0.73	0.75	0.80	0.79	0.78
Net realized and unrealized gain (loss) on investments	0.32	0.86	(0.17)	0.76	2.61

Total from investment operations	1.05	1.61	0.63	1.55	3.39

Less Distributions
Distributions from net investment income	(0.93)	(0.98)	(0.81)	(0.81)	(0.87)

Total distributions	(0.93)	(0.98)	(0.81)	(0.81)	(0.87)

Net Asset Value, End of Period	$13.55	$13.43	$12.80	$12.98	$12.24

Total Return (%) (b)	8.17	13.19	4.83	13.18	37.12

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.54	0.54	0.54	0.53	0.55
Ratio of net investment income to average net assets (%)	5.50	5.76	6.18	6.40	7.21
Portfolio turnover rate (%)	46	47	36	42	39
Net assets, end of period (in millions)	$637.9	$722.9	$715.6	$1,163.2	$1,006.5

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.29	$12.67	$12.87	$12.14	$9.65

Income (Loss) from Investment Operations
Net investment income (a)	0.69	0.71	0.76	0.76	0.74
Net realized and unrealized gain (loss) on investments	0.33	0.86	(0.19)	0.76	2.59

Total from investment operations	1.02	1.57	0.57	1.52	3.33

Less Distributions
Distributions from net investment income	(0.90)	(0.95)	(0.77)	(0.79)	(0.84)

Total distributions	(0.90)	(0.95)	(0.77)	(0.79)	(0.84)

Net Asset Value, End of Period	$13.41	$13.29	$12.67	$12.87	$12.14

Total Return (%) (b)	7.98	12.95	4.46	12.97	36.77

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.79	0.79	0.78	0.80
Ratio of net investment income to average net assets (%)	5.24	5.51	5.98	6.16	6.93
Portfolio turnover rate (%)	46	47	36	42	39
Net assets, end of period (in millions)	$808.0	$812.6	$780.4	$805.0	$740.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$13.33	$12.71	$12.89	$12.16	$9.67

Income (Loss) from Investment Operations
Net investment income (a)	0.71	0.72	0.78	0.77	0.76
Net realized and unrealized gain (loss) on investments	0.32	0.86	(0.18)	0.76	2.58

Total from investment operations	1.03	1.58	0.60	1.53	3.34

Less Distributions
Distributions from net investment income	(0.91)	(0.96)	(0.78)	(0.80)	(0.85)

Total distributions	(0.91)	(0.96)	(0.78)	(0.80)	(0.85)

Net Asset Value, End of Period	$13.45	$13.33	$12.71	$12.89	$12.16

Total Return (%) (b)	8.06	13.01	4.69	13.03	36.87

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	0.69	0.69	0.68	0.70
Ratio of net investment income to average net assets (%)	5.34	5.61	6.07	6.26	7.03
Portfolio turnover rate (%)	46	47	36	42	39
Net assets, end of period (in millions)	$22.7	$23.9	$24.3	$30.0	$32.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Bond Debenture Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-26

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-27

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to premium amortization adjustments, foreign currency transactions, paydown gains and losses, convertible preferred stocks, Real Estate Investment Trusts (REITs) and contingent payment debt instruments. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $21,806,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MIST-28

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts*	$764,429

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$481,718

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$720,852

MIST-29

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts short	$26,375,000

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$24,530,625	$651,184,210	$12,490,225	$794,524,672

The Portfolio engaged in security transactions with other accounts managed by Lord, Abbett & Co. LLC that amounted to $653,429 in purchases of investments, which are included above.

MIST-30

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$7,586,419	0.600%	First $250 Million
	0.550%	$250 Million to $500 Million
	0.500%	$500 Million to $1 Billion
	0.450%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-31

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$97,899,267	$113,483,572	$—	$—	$97,899,267	$113,483,572

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$90,962,884	$31,366,952	$65,195,839	$—	$187,525,675

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $1,720,960.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

MIST-32

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Lord Abbett Bond Debenture Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Bond Debenture Portfolio, one of the portfolios constituting Met Investors Series Trust. (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond Debenture Portfolio of Met Investors Series Trust, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-35

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Lord Abbett Bond Debenture Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

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Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Lord Abbett Bond Debenture Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2013, and equaled the median of its Performance Universe for the three-year period ended June 30, 2013. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further noted that the Portfolio outperformed one of its benchmarks, the Merrill Lynch U.S. High Yield Master II Constrained Index, for the one-year period ended October 31, 2013, and underperformed its benchmark for the three- and five-year periods ended October 31, 2013. The Board also took into account that the Portfolio outperformed its blended benchmark for the three-year period ended October 31, 2013 and underperformed its blended benchmark for the one- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated

MIST-37

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Lord Abbett Bond Debenture Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Lord Abbett Bond Debenture Portfolio, the Board took into account that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-38

Met Investors Series Trust

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-39

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned 4.13% and 3.84%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 5.29%.

MARKET ENVIRONMENT / CONDITIONS

Following a strong 2012 calendar year, where leveraged loans advanced 9.66%, the loan market generated a solid 5.29% gain in 2013, advancing in 10 of the 12 calendar months. With loan prices approaching par at the start of 2013, returns were comprised primarily of investment income during the period. The average loan price ended 2013 at $98.29, up modestly from $97.51 at the beginning of the year. Average loan prices for the higher quality BB and B-rated segments of the loan market ended the year at $100.10 and $100.00, respectively.

The loan market enjoyed favorable technical conditions in 2013, with robust demand outweighing strong new loan issuance. Given investors’ concerns over the Federal Reserve (the “Fed”) beginning to ease it’s accommodative monetary policy and the prospect for a rising rate environment, investors gravitated to the floating-rate profile of loans. The attractive yield offered by loans relative to various fixed income alternatives also helped to drive the sizeable investor inflows into the floating-rate loan space in 2013 across the major investor segments including retail loan funds, institutional accounts, and collateralized loan obligations.

With respect to fundamentals, issuers have remained broadly healthy on average, and the market default rate has generally reflected this condition, ending the year at 2.1% on a trailing-twelve-months basis.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Loan prices for the higher quality BB and B-rated segments ended the year close to where they began it, near par, with little room to appreciate. Prices of the more distressed segments of the market, on the other hand, advanced, as strong investor inflows into the bank loan space helped to drive CCC loans higher from $79.25 to $84.51. In this environment, CCC loans outperformed BB and B-rated loans by a wide margin, 10.38% vs. 3.80% and 5.89%, respectively. The Portfolio’s up-in-quality bias relative to the benchmark index, specifically a consistent overweight to higher quality BB loans and underweight exposure to the more speculative CCC loans, was a headwind to relative performance in 2013.

The Portfolio employs a rigorous, bottom-up credit research process where loan selection drives portfolio performance. With that said, breaking down performance results by industry, calendar year 2013 saw positive performance across each of the loan industry groups. Underweight exposures to two of the strongest-performing industry groups, Radio & Television and Lodging & Casinos, were a drag on relative performance, as they advanced 10.76% and 6.46%, respectively. Contributing to relative performance were overweight exposures to the Business Equipment & Service and Electronics/Electrical industries, which returned 5.77% and 5.98%, respectively.

The cornerstones of the strategy’s investment philosophy are intense, internal credit research and broad diversification. The Portfolio’s held 441 issuer positions across 35 industries as of December 31, 2013. Important to note, we believe the optimal risk/return profile can be achieved predominantly through interest income realized through investments of higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the calendar year 2013, relative to the benchmark index, the Portfolio maintained a sizeable overweight position in BB loans (43.0% vs. 37.4%) and minimal exposure to the more distressed loan categories rated below B (0.8% vs. 5.8%). The Portfolio’s higher quality positioning was also exhibited in its average loan price of $100.03 vs. a $98.29 average loan price for the Index as of December 31, 2013.

Given the floating-rate nature of the asset class, the Portfolio is exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons on average every 55 days as of December 31, 2013, resulting in a portfolio duration of roughly 0.15 years for the period.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
Met/Eaton Vance Floating Rate Portfolio
Class A	4.13	4.72
Class B	3.84	4.44
S&P/LSTA Leveraged Loan Index	5.29	5.48

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception of the Class A and Class B shares is 4/30/2010. Index returns are based on an inception date of 4/30/2010.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
Floating Rate Loans	99.6
Corporate Bonds & Notes	0.4

MIST-2

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.67%	$1,000.00	$1,022.10	$3.41
	Hypothetical*	0.67%	$1,000.00	$1,021.83	$3.41

Class B	Actual	0.92%	$1,000.00	$1,021.30	$4.69
	Hypothetical*	0.92%	$1,000.00	$1,020.57	$4.69

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—95.7% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.3%
inVentiv Health, Inc. Incremental Term Loan B3, 7.750%, 05/15/18	1,555,356	$1,542,718
Term Loan, 7.500%, 08/04/16	1,681,243	1,667,059

		3,209,777

Aerospace/Defense—1.9%
Beechcraft Holdings LLC Term Loan, 5.750%, 02/14/20	775,000	784,042
DAE Aviation Holdings, Inc. Term Loan B, 6.250%, 11/02/18	679,472	686,692
Term Loan B2, 6.250%, 11/02/18	308,028	311,300
Ducommun, Inc. Term Loan, 5.000%, 06/28/17	349,013	352,722
Flying Fortress, Inc. Term Loan, 3.500%, 06/30/17	2,729,167	2,737,695
Sequa Corp. Term Loan B, 5.250%, 06/19/17	1,209,750	1,184,799
Silver II US Holdings LLC Term Loan, 4.000%, 12/13/19	5,816,412	5,828,225
Transdigm, Inc. Term Loan C, 3.750%, 02/28/20	6,799,065	6,825,975

		18,711,450

Auto Manufacturers—0.7%
ASP HHI Acquisition Co., Inc. Term Loan, 5.000%, 10/05/18	1,832,695	1,852,396
Chrysler Group LLC Term Loan B, 0.000%, 05/24/17 (b)	4,830,000	4,874,528

		6,726,924

Auto Parts & Equipment—2.7%
Affinia Group Intermediate Holdings, Inc. Term Loan B2, 4.750%, 04/27/20	547,250	554,091
Federal-Mogul Corp. Term Loan B, 2.108%, 12/29/14	3,059,658	3,021,201
Term Loan C, 2.108%, 12/28/15	2,838,763	2,803,083
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 4.750%, 04/30/19	7,300,000	7,384,410
Jason, Inc. Term Loan, 5.003%, 02/28/19	512,021	513,301
Metaldyne LLC Term Loan B, 5.000%, 12/18/18	1,661,242	1,677,024
Pacific Industrial Services U.S. Finco LLC 1st Lien Term Loan, 5.000%, 10/02/18	1,296,750	1,318,228
Schaeffler AG Term Loan C, 4.250%, 01/27/17	775,000	782,653
Tomkins LLC Term Loan B2, 3.750%, 09/29/16	2,939,853	2,955,287
Tower Automotive Holdings USA LLC Term Loan B, 4.750%, 04/23/20	796,005	801,727
UCI International, Inc. Term Loan B, 5.500%, 07/26/17	1,496,144	1,504,560

Auto Parts & Equipment—(Continued)
Veyance Technologies, Inc. 1st Lien Term Loan, 5.250%, 09/08/17	3,349,688	3,364,342

		26,679,907

Beverages—0.1%
Constellation Brands, Inc. Term Loan, 2.750%, 06/05/20	794,000	796,127

Building Materials—0.5%
Armstrong World Industries, Inc. Term Loan B, 3.500%, 03/16/20	794,000	796,481
CPG International, Inc. Term Loan, 4.750%, 09/30/20	623,438	627,334
Preferred Proppants LLC Term Loan B, 0.000%, 12/15/16 (f)	1,921,984	1,377,423
Quikrete Holdings, Inc. 1st Lien Term Loan, 4.000%, 09/28/20	997,500	1,004,041
Summit Materials Cos. I LLC Term Loan B, 5.000%, 01/30/19	443,275	445,492
Tank Holding Corp. Term Loan, 4.250%, 07/09/19	872,282	869,011

		5,119,782

Capital Markets—0.5%
Armor Holding II LLC 1st Lien Term Loan, 5.750%, 06/26/20	671,625	674,563
Cetera Financial Group, Inc. Term Loan, 6.500%, 08/02/19	720,469	729,024
Guggenheim Partners LLC Term Loan, 4.250%, 07/17/20	847,875	856,986
Mitel U.S. Holdings, Inc. Term Loan, 7.000%, 02/27/19	647,063	650,298
NXT Capital, Inc. Term Loan B, 6.250%, 09/04/18	748,125	744,384
Sheridan Investment Partners II L.P. Term Loan A, 4.250%, 12/11/20	102,200	102,999
Term Loan B, 4.250%, 12/16/20	734,685	740,425
Term Loan M, 4.250%, 12/16/20	38,115	38,413

		4,537,092

Chemicals—4.0%
AIlnex (Luxembourg) & Cy SCA Term Loan B1, 4.500%, 10/03/19	935,159	945,096
AIlnex USA, Inc. Term Loan B2, 4.500%, 10/03/19	485,209	490,365
Arysta LifeScience Corp. 1st Lien Term Loan, 4.500%, 05/29/20	2,238,750	2,256,006
Axalta Coatings Systems U.S. Holdings, Inc. Term Loan, 4.750%, 02/01/20	4,987,313	5,029,565
AZ Chem US, Inc. Term Loan, 5.250%, 12/22/17	847,463	856,149
Chemtura Corp. Term Loan B, 3.500%, 08/27/16	1,097,187	1,102,673
Emerald Performance Materials LLC Term Loan B, 6.750%, 05/18/18	664,877	669,863

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
General Chemical Corp. Term Loan, 5.007%, 10/06/15	267,243	$268,579
Huntsman International LLC Extended Term Loan B, 2.706%, 04/19/17	1,348,302	1,350,831
Incremental Term Loan, 0.000%, 10/15/20 (b)	2,050,000	2,057,688
Ineos U.S. Finance LLC Term Loan, 4.000%, 05/04/18	8,062,445	8,098,347
MacDermid, Inc. 1st Lien Term Loan, 4.000%, 06/08/20	746,250	752,313
Omnova Solutions, Inc. Term Loan B1, 4.250%, 05/31/18	1,772,681	1,783,760
OXEA Finance LLC Term Loan B2, 4.250%, 01/15/20	2,175,000	2,196,750
PQ Corp. Term Loan, 4.500%, 08/07/17	1,854,270	1,871,365
Taminco Global Chemical Corp. Term Loan B2, 4.250%, 02/15/19	368,466	371,229
Tata Chemicals North America, Inc. Term Loan B, 3.750%, 08/07/20	1,169,125	1,172,779
Tronox Pigments (Netherlands) B.V. Term Loan, 4.500%, 03/19/20	4,253,625	4,314,771
Unifrax Corp. Term Loan, 4.250%, 11/28/18	275,470	276,804
Univar, Inc. Term Loan B, 5.000%, 06/30/17	3,951,951	3,918,608

		39,783,541

Coal—1.1%
Alpha Natural Resources LLC Term Loan B, 3.500%, 05/22/20	2,754,188	2,712,530
Arch Coal, Inc. Term Loan B, 6.250%, 05/16/18	2,808,573	2,775,572
Murray Energy Corp. 1st Lien Term Loan, 5.250%, 11/21/19	1,475,000	1,490,979
Patriot Coal Corp. Term Loan, 9.000%, 12/15/18	525,000	528,938
SunCoke Energy, Inc. Term Loan B, 4.000%, 07/26/18	373,310	372,601
Walter Energy, Inc. Term Loan B, 6.750%, 04/02/18	3,336,381	3,279,386

		11,160,006

Commercial Services—6.6%
Allied Security Holdings LLC 1st Lien Term Loan, 5.250%, 02/03/17	389,015	391,811
Altegrity, Inc. Term Loan, 4.750%, 02/21/15	1,592,021	1,563,664
Term Loan D, 7.750%, 02/20/15	393,945	393,125
Audio Visual Services Group, Inc. 1st Lien Term Loan, 6.750%, 11/09/18	1,061,563	1,069,524
BakerCorp International, Inc. Term Loan, 4.250%, 02/14/20	2,257,938	2,253,234
BAR/BRI Review Courses, Inc. Term Loan B, 5.250%, 06/16/17	588,094	591,034

Commercial Services—(Continued)
Booz Allen Hamilton, Inc. Term Loan, 3.750%, 07/31/19	790,000	793,357
Brickman Group, Ltd. LLC 1st Lien Term Loan, 4.000%, 12/18/20	900,000	904,500
Bright Horizons Family Solutions, Inc. Term Loan B, 4.000%, 01/30/20	1,488,722	1,498,725
Catalent Pharma Solutions, Inc. Term Loan B1, 3.669%, 09/15/16	2,211,961	2,225,326
Term Loan B2, 4.250%, 09/15/17	1,079,359	1,087,454
Ceridian Corp. Term Loan B, 4.415%, 05/09/17	1,225,000	1,232,145
ClientLogic Corp. Extended Term Loan, 6.996%, 01/30/17	2,394,165	2,413,319
Education Management LLC Term Loan C3, 8.250%, 03/29/18	1,986,623	1,996,350
Garda World Security Corp. Delayed Draw Term Loan, 0.500%, 11/08/20 (c)	122,222	122,776
Term Loan B, 4.000%, 11/06/20	477,778	479,943
Genpact International, Inc. Term Loan B, 3.500%, 08/30/19	1,534,539	1,538,855
Hertz Corp. (The) Term Loan B, 3.750%, 03/12/18	1,782,000	1,790,910
Term Loan B2, 3.000%, 03/11/18	2,528,890	2,531,598
IAP Worldwide Services, Inc. Term Loan, 10.000%, 12/31/15	1,298,986	422,170
Interactive Data Corp. Term Loan B, 3.750%, 02/11/18	3,487,974	3,497,786
ISS Holdings A/S Term Loan B12, 3.750%, 04/30/18	447,750	449,849
KAR Auction Services, Inc. Term Loan B, 3.750%, 05/19/17	4,698,336	4,725,703
Language Line LLC Term Loan B, 6.250%, 06/20/16	1,948,902	1,945,248
Laureate Education, Inc. Term Loan B, 5.000%, 06/15/18	6,822,901	6,872,654
Live Nation Entertainment, Inc. Term Loan B1, 3.500%, 08/17/20	2,716,812	2,724,454
McGraw-Hill Global Education Holdings LLC Term Loan, 9.000%, 03/22/19	714,000	728,994
Merrill Communications LLC 1st Lien Term Loan, 7.250%, 03/08/18	679,876	691,562
Moneygram International, Inc. Term Loan B, 4.250%, 03/27/20	919,306	929,355
Monitronics International, Inc. Term Loan B, 4.250%, 03/23/18	2,151,336	2,172,402
ServiceMaster Co. Extended Term Loan, 4.420%, 01/31/17	2,896,145	2,872,614
Term Loan, 4.250%, 01/31/17	1,410,750	1,395,536
Truven Health Analytics, Inc. Term Loan B, 4.500%, 06/06/19	1,604,728	1,608,981
U.S. Security Holdings, Inc. Delayed Draw Term Loan, 6.000%, 07/28/17	112,103	113,084
Term Loan, 6.000%, 07/28/17	572,721	577,732

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Visant Corp. Term Loan B, 5.250%, 12/22/16	1,831,515	$1,811,484
Weight Watchers International, Inc. Term Loan B2, 3.750%, 04/02/20	7,121,188	6,376,432

		64,793,690

Communications Equipment—0.3%
Blue Coat Systems, Inc. 1st Lien Term Loan, 4.500%, 05/31/19	2,493,750	2,506,219

Computers—2.9%
Attachmate Corp. 1st Lien Term Loan, 7.250%, 11/22/17	2,628,415	2,677,151
Dell, Inc. Term Loan B, 4.500%, 04/29/20	9,200,000	9,234,500
Term Loan C, 3.750%, 10/29/18	1,650,000	1,655,615
Expert Global Solutions, Inc. Term Loan B, 8.500%, 04/03/18	1,837,269	1,837,269
Mercury Payment Systems Canada LLC Term Loan B, 5.500%, 07/03/17	954,996	960,965
Sirius Computer Solutions, Inc. Term Loan B, 7.000%, 11/30/18	485,769	493,663
SkillSoft Corp. Term Loan B, 5.000%, 05/26/17	669,298	676,409
SunGard Data Systems, Inc. Term Loan C, 3.919%, 02/28/17	2,360,904	2,373,447
Term Loan E, 4.000%, 03/09/20	6,773,813	6,836,260
TASC, Inc. Term Loan B, 4.500%, 12/18/15	767,806	732,615
TNS, Inc. 1st Lien Term Loan, 5.000%, 02/14/20	826,389	833,749

		28,311,643

Computers & Peripherals—0.1%
Smart Technologies ULC Term Loan, 10.500%, 01/31/18	613,281	597,949

Construction Materials—0.2%
Fairmount Minerals, Ltd. Term Loan B1, 4.247%, 03/15/17	399,000	402,841
Term Loan B2, 5.000%, 09/05/19	2,019,938	2,052,341

		2,455,182

Containers & Packaging—0.0%
Multi Packaging Solutions, Inc. Term Loan B, 4.250%, 08/21/20	350,000	351,313

Cosmetics/Personal Care—0.1%
Revlon Consumer Products Corp. Term Loan, 4.000%, 08/19/19	1,200,000	1,206,187

Distribution/Wholesale—0.9%
ABC Supply Co., Inc. Term Loan, 3.500%, 04/16/20	1,246,875	1,251,063

Distribution/Wholesale—(Continued)
Michael Foods Group, Inc. Term Loan, 4.250%, 02/23/18	2,126,715	2,143,994
VWR Funding, Inc. Extended Term Loan, 4.169%, 04/03/17	2,202,750	2,215,140
Extended Term Loan B, 4.419%, 04/03/17	3,117,558	3,135,095

		8,745,292

Diversified Consumer Services—0.0%
WASH Multifamily Laundry Systems LLC Term Loan, 4.500%, 02/21/19	297,750	298,494

Diversified Financial Services—3.3%
Altisource Solutions S.a.r.l. Term Loan B, 4.500%, 11/27/20	1,213,890	1,227,546
American Beacon Advisors, Inc. Term Loan B, 4.750%, 11/22/19	500,000	504,062
American Capital Holdings, Inc. Term Loan, 4.000%, 08/22/16	600,000	602,625
Citco Funding LLC Term Loan, 4.250%, 06/29/18	2,446,314	2,461,603
Clipper Acquisitions Corp. Term Loan B, 4.000%, 02/06/20	1,512,231	1,524,204
Grosvenor Capital Management Holdings LLP Extended Term Loan C, 4.188%, 12/05/16	1,410,821	1,408,176
Term Loan B, 0.000%, 11/25/20 (b)	1,325,000	1,318,375
Hamilton Lane Advisors LLC Term Loan, 5.250%, 02/28/18	625,607	627,562
Harbourvest Partners LLC Term Loan B, 4.750%, 11/21/17	736,021	739,701
Home Loan Servicing Solutions, Ltd. Term Loan B, 4.500%, 06/19/20	1,044,750	1,053,892
La Frontera Generation LLC Term Loan, 4.500%, 09/30/20	607,185	614,585
LPL Holdings, Inc. Term Loan A, 2.669%, 03/29/17	484,375	484,678
Term Loan B, 3.250%, 03/29/19	3,446,456	3,450,764
MIPL (Lux) S.a.r.l. Term Loan, 4.000%, 03/09/20	643,443	647,063
Nuveen Investments, Inc. Term Loan, 4.167%, 05/15/17	7,025,000	7,002,422
Ocwen Financial Corp. Term Loan, 5.000%, 02/15/18	1,191,000	1,206,334
Shield Finance Co. S.a.r.l. Term Loan B, 6.500%, 05/10/19	960,375	963,976
TransUnion LLC Term Loan, 4.250%, 02/10/19	3,309,876	3,333,873
Walker & Dunlop, Inc. Term Loan B, 0.000%, 12/11/20 (b)	700,000	696,500
Walter Investment Management Corp. Term Loan, 4.750%, 12/11/20	2,263,973	2,276,237

		32,144,178

Electric—1.8%
AES Corp. Term Loan B, 3.750%, 06/01/18	2,531,554	2,552,801

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Calpine Corp.
Delayed Draw Term Loan, 4.000%, 10/30/20	375,000	$377,953
Term Loan B1, 4.000%, 04/02/18	3,987,250	4,020,894
Term Loan B2, 4.000%, 04/02/18	877,500	884,698
Term Loan B3, 4.000%, 10/09/19	790,000	796,638
Covanta Energy Corp. Term Loan, 3.500%, 03/28/19	393,000	395,129
EFS Cogen Holdings I, Inc. Term Loan B, 3.750%, 12/01/20	650,000	654,875
Equipower Resources Holdings LLC Term Loan C, 4.250%, 12/31/19	572,126	575,225
LSP Madison Funding LLC Term Loan, 5.500%, 06/28/19	518,467	523,868
NRG Energy, Inc. Term Loan B, 2.750%, 07/02/18	4,046,795	4,042,861
Raven Power Finance LLC Term Loan, 5.250%, 12/19/20	1,625,000	1,629,063
Texas Competitive Electric Holdings Co. LLC Extended Term Loan, 4.730%, 10/10/17	1,326,565	916,325

		17,370,330

Electrical Components & Equipment—0.2%
Pelican Products, Inc. 1st Lien Term Loan, 6.250%, 07/11/18	812,625	815,672
Tallgrass Operations LLC Term Loan B, 4.250%, 11/13/18	1,537,634	1,547,886

		2,363,558

Electronics—2.7%
Aeroflex, Inc. Term Loan B, 4.500%, 11/11/19	1,783,830	1,801,475
Allflex Holdings III, Inc. 1st Lien Term Loan, 4.250%, 07/17/20	623,438	627,139
CDW LLC Term Loan, 3.250%, 04/29/20	3,300,814	3,294,833
CompuCom Systems, Inc. Term Loan B, 4.250%, 05/11/20	1,268,625	1,269,154
Digital Generation, Inc. Term Loan B, 7.250%, 07/26/18	1,184,832	1,191,743
Eagle Parent, Inc. Term Loan, 4.500%, 05/16/18	2,525,645	2,542,614
Edwards (Cayman Islands II), Ltd. Term Loan B, 5.500%, 03/26/20	1,462,821	1,466,707
EIG Investors Corp. Term Loan, 5.000%, 11/09/19	4,947,600	4,981,615
Excelitas Technologies Corp. 1st Lien Term Loan, 6.000%, 10/30/20	1,852,949	1,871,479
Fender Musical Instruments Corp. Term Loan B, 5.750%, 04/03/19	425,125	433,362
Generac Power Systems, Inc. Term Loan B, 3.500%, 05/31/20	2,493,750	2,502,323
Sensata Technologies Finance Co. LLC Term Loan, 3.250%, 05/11/18	1,718,432	1,735,616

Electronics—(Continued)
Sensus USA, Inc. 1st Lien Term Loan, 4.750%, 05/09/17	3,087,709	3,094,465

		26,812,525

Engineering & Construction—0.1%
Brock Holdings III, Inc. Term Loan B, 6.002%, 03/16/17	803,756	808,277

Entertainment—1.6%
Affinity Gaming LLC Term Loan B, 4.250%, 11/09/17	406,397	408,937
Bally Technologies, Inc. Term Loan B, 4.250%, 11/25/20	1,321,688	1,332,691
Cedar Fair L.P. Term Loan B, 3.250%, 03/06/20	1,178,762	1,185,510
Dave & Buster’s, Inc. Term Loan, 4.500%, 06/01/16	579,975	580,323
National CineMedia LLC Term Loan, 2.920%, 11/26/19	500,000	500,078
Pinnacle Entertainment, Inc. Term Loan B2, 3.750%, 08/13/20	970,125	976,188
Scientific Games International, Inc. Term Loan B, 4.250%, 10/18/20	3,550,000	3,560,725
SeaWorld Parks & Entertainment, Inc. Term Loan B2, 3.000%, 05/14/20	3,036,714	3,009,599
Seminole Hard Rock Entertainment, Inc. Term Loan B, 3.500%, 05/14/20	273,625	274,195
Seminole Tribe of Florida Term Loan, 3.000%, 04/29/20	615,875	616,737
Six Flags Theme Parks, Inc. Term Loan B, 3.501%, 12/20/18	2,027,333	2,040,003
US Finco LLC 1st Lien Term Loan, 4.000%, 05/29/20	447,750	449,289
WMG Acquisition Corp. Term Loan, 3.750%, 07/01/20	997,500	1,000,306

		15,934,581

Environmental Control—0.9%
ADS Waste Holdings, Inc. Term Loan B, 4.250%, 10/09/19	5,323,731	5,361,285
Darling International, Inc. Term Loan B, 0.000%, 12/31/20 (b)	750,000	757,500
Progressive Waste Solutions, Ltd. Term Loan B, 3.000%, 10/24/19	519,750	522,836
Tervita Corp. Term Loan, 6.250%, 05/15/18	2,582,987	2,596,711

		9,238,332

Food—5.6%
AdvancePierre Foods, Inc. Term Loan, 5.750%, 07/10/17	2,259,731	2,235,721
American Seafoods Group LLC Term Loan B, 4.250%, 03/16/18	390,158	389,305

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
ARAMARK Corp. Extended Synthetic LOC 2, 3.669%, 07/26/16	154,267	$154,605
Extended Synthetic LOC 3, 3.679%, 07/26/16	160,084	160,651
Extended Term Loan B, 3.747%, 07/26/16	1,287,400	1,290,216
Extended Term Loan C, 3.747%, 07/26/16	1,987,191	1,994,229
Term Loan D, 4.000%, 09/09/19	2,500,000	2,515,083
Blue Buffalo Co., Ltd. Term Loan B3, 4.000%, 08/08/19	1,234,430	1,252,175
Centerplate, Inc. Term Loan B, 4.750%, 11/13/19	471,250	473,606
Clearwater Seafoods L.P. Term Loan B, 4.750%, 06/24/19	447,750	449,989
CSM Bakery Supplies LLC 1st Lien Term Loan, 4.750%, 07/03/20	997,500	1,002,176
Del Monte Foods Co. 1st Lien Term Loan, 0.000%, 11/06/20 (b)	775,000	779,198
Term Loan, 4.000%, 03/08/18	7,019,960	7,048,138
Dole Food Co., Inc. Term Loan B, 4.500%, 11/01/18	2,875,000	2,891,172
High Liner Foods, Inc. Term Loan B, 4.750%, 12/31/17	581,799	584,708
HJ Heinz Co. Term Loan B2, 3.500%, 06/05/20	10,223,625	10,314,779
JBS USA Holdings, Inc. Incremental Term Loan, 3.750%, 09/18/20	1,596,000	1,594,005
Term Loan, 3.750%, 05/25/18	5,615,202	5,622,221
NPC International, Inc. Term Loan B, 4.000%, 12/28/18	2,119,750	2,143,597
Pinnacle Foods Finance LLC Incremental Term Loan H, 3.250%, 04/29/20	698,250	698,469
Term Loan G, 3.250%, 04/29/20	3,672,250	3,673,888
Supervalu, Inc. Term Loan B, 5.000%, 03/21/19	3,642,186	3,683,918
US Foods, Inc. Term Loan, 4.500%, 03/29/19	4,877,994	4,922,403

		55,874,252

Food Service—0.3%
OSI Restaurant Partners LLC Term Loan, 3.527%, 10/25/19	2,477,750	2,484,710
Sagittarius Restaurants LLC Term Loan, 6.278%, 10/01/18	557,143	559,232

		3,043,942

Forest Products & Paper—0.1%
Expera Specialty Solutions LLC Term Loan B, 7.500%, 12/21/18	522,375	530,211

Hand/Machine Tools—0.1%
Apex Tool Group LLC Term Loan B, 4.500%, 01/31/20	694,750	699,657

Hand/Machine Tools—(Continued)
Milacron LLC Term Loan, 4.250%, 03/30/20	397,000	397,576

		1,097,233

Healthcare-Products—2.7%
Alere, Inc. Incremental Term Loan B2, 4.250%, 06/30/17	1,437,062	1,448,962
Term Loan B, 4.250%, 06/30/17	2,668,624	2,689,474
Term Loan B1, 4.250%, 06/30/17	539,000	543,632
Biomet, Inc. Term Loan B2, 3.670%, 07/25/17	7,418,892	7,487,265
BSN Medical, Inc. Term Loan B1B, 4.000%, 08/28/19	550,000	552,750
CeramTec Acquisition Corp. Term Loan B2, 4.250%, 08/28/20	31,590	31,788
CHG Buyer Corp. Term Loan, 4.250%, 11/19/19	841,041	846,297
Convatec, Inc. Term Loan, 4.000%, 12/22/16	3,234,053	3,254,913
DJO Finance LLC Term Loan B3, 4.750%, 09/15/17	2,777,094	2,811,807
Faenza Acquisition GmbH Term Loan B1, 4.250%, 08/31/20	320,826	322,831
Term Loan B3, 4.250%, 08/28/20	97,584	98,194
Hologic, Inc. Term Loan B, 3.750%, 08/01/19	1,464,378	1,475,361
Kinetic Concepts, Inc. Term Loan D1, 4.500%, 05/04/18	4,861,558	4,905,108
Sage Products, Inc. Term Loan B, 4.250%, 12/13/19	479,898	481,998

		26,950,380

Healthcare-Services—6.9%
Alliance Healthcare Services, Inc. Term Loan B, 4.250%, 06/03/19	1,194,001	1,188,777
Apria Healthcare Group, Inc. Term Loan, 6.750%, 04/05/20	572,125	574,986
Ardent Medical Services, Inc. Term Loan, 6.750%, 07/02/18	3,995,953	4,017,599
ATI Holdings, Inc. Term Loan, 5.000%, 12/20/19	420,750	423,117
Community Health Systems, Inc. Extended Term Loan, 3.737%, 01/25/17	7,452,862	7,518,075
CRC Health Corp. Extended Term Loan, 4.667%, 11/16/15	2,067,582	2,077,920
Term Loan B4, 0.000%, 11/16/15 (b)	300,000	300,563
DaVita, Inc. Term Loan B, 4.500%, 10/20/16	1,818,750	1,834,380
Term Loan B2, 4.000%, 11/01/19	2,994,750	3,019,082
Emdeon Business Services LLC Term Loan B2, 3.750%, 11/02/18	2,423,685	2,433,278
Envision Healthcare Corp. Term Loan, 4.000%, 05/25/18	5,389,724	5,414,727

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Gentiva Health Services, Inc. Term Loan B, 6.500%, 10/18/19	1,950,000	$1,947,562
HCA, Inc. Extended Term Loan A2, 2.669%, 05/01/16	862,500	863,218
Extended Term Loan B4, 2.997%, 05/01/18	5,043,902	5,054,736
Term Loan B5, 2.919%, 03/31/17	5,162,063	5,172,144
Health Management Associates, Inc. Term Loan B, 3.500%, 11/16/18	2,993,725	2,997,467
Iasis Healthcare LLC Term Loan B2, 4.500%, 05/03/18	1,529,513	1,542,132
Kindred Healthcare, Inc. Term Loan B, 4.250%, 06/01/18	1,687,867	1,690,505
LHP Hospital Group, Inc. Term Loan, 9.000%, 07/03/18	892,125	862,016
Medpace, Inc. Term Loan, 5.250%, 06/16/17	467,881	467,881
MMM Holdings, Inc. Term Loan, 9.750%, 12/12/17	1,450,818	1,460,792
MSO of Puerto Rico, Inc. Term Loan, 9.750%, 12/12/17	1,055,141	1,063,054
Multiplan, Inc. Term Loan B, 4.000%, 08/25/17	2,354,169	2,374,524
One Call Medical, Inc. 1st Lien Term Loan, 5.000%, 11/27/20	1,775,000	1,778,697
Onex Carestream Finance L.P. 1st Lien Term Loan, 5.000%, 06/07/19	2,778,750	2,815,655
Radnet Management, Inc. Term Loan B, 4.253%, 10/10/18	1,655,061	1,647,821
Select Medical Corp. Incremental Term Loan B, 3.500%, 02/13/16	742,500	745,981
Term Loan B, 4.003%, 06/01/18	1,247,822	1,255,870
Sheridan Holdings, Inc. Term Loan, 4.500%, 06/29/18	616,029	620,553
Steward Health Care System LLC Term Loan B, 6.750%, 04/13/20	1,343,250	1,343,653
TriZetto Group, Inc. (The) Term Loan B, 4.750%, 05/02/18	1,672,027	1,653,913
Universal Health Services, Inc. Term Loan B, 2.417%, 11/15/16	455,469	458,031
US Renal Care, Inc. Term Loan, 4.250%, 07/03/19	1,221,938	1,230,084

		67,848,793

Holding Companies-Diversified—0.0%
ARG IH Corp. Term Loan B, 5.000%, 11/15/20	275,000	276,805

Home Furnishings—0.3%
Tempur-Pedic International, Inc. Term Loan B, 3.500%, 03/18/20	2,496,667	2,499,528

Household Products/Wares—0.7%
Polarpark, Inc. 1st Lien Canadian Borrower, 4.500%, 06/05/20	234,898	237,247

Household Products/Wares—(Continued)
Prestige Brands, Inc. Term Loan, 3.792%, 01/31/19	214,110	215,352
Spectrum Brands, Inc. Term Loan C, 3.500%, 09/04/19	1,022,438	1,027,333
Spin Holdco, Inc.
Incremental Term Loan B, 0.000%, 11/14/19 (b)	625,000	628,516
Term Loan B, 4.250%, 11/14/19	2,546,125	2,562,675
Sun Products Corp. (The) Term Loan, 5.500%, 03/23/20	2,133,875	2,027,181
WNA Holdings, Inc. 1st Lien U.S. Borrower, 4.500%, 06/07/20	137,314	138,687

		6,836,991

Independent Power Producers & Energy Traders—0.2%
Calpine Construction Finance Co. L.P. Term Loan B1, 3.000%, 05/03/20	1,019,875	1,014,011
Calpine Construction Finance Co.L.P. Term Loan B2, 3.250%, 01/31/22	398,000	394,642
Dynegy Holdings, Inc. Term Loan B2, 4.000%, 04/23/20	949,077	955,997

		2,364,650

Industrial Conglomerates—0.1%
IG Investment Holdings LLC 1st Lien Term Loan, 5.250%, 10/31/19	1,116,368	1,124,393

Insurance—2.5%
Alliant Holdings I, Inc. Term Loan B, 4.250%, 12/20/19	2,925,475	2,936,446
AmWINS Group, Inc. Term Loan, 5.000%, 09/06/19	1,066,091	1,073,021
Asurion LLC
Term Loan B1, 4.500%, 05/24/19	8,960,741	8,967,963
Term Loan B2, 3.500%, 07/08/20	945,250	929,595
CNO Financial Group, Inc.
Term Loan B1, 3.000%, 09/28/16	750,000	754,922
Term Loan B2, 3.750%, 09/20/18	1,854,397	1,861,931
Cooper Gay Swett & Crawford, Ltd. 1st Lien Term Loan, 5.000%, 04/16/20	472,625	461,991
Cunningham Lindsey US, Inc. 1st Lien Term Loan, 5.000%, 12/10/19	1,889,039	1,890,811
Hub International, Ltd. Term Loan B, 4.750%, 10/02/20	2,867,813	2,911,426
Sedgwick CMS Holdings, Inc. 1st Lien Term Loan, 4.250%, 06/12/18	621,875	625,373
StoneRiver Holdings, Inc. 1st Lien Term Loan, 4.500%, 11/29/19	173,841	173,950
USI, Inc. Term Loan B, 4.250%, 12/27/19	2,054,289	2,063,919

		24,651,348

Internet—2.0%
Ascend Learning, Inc. Term Loan B, 7.000%, 05/23/17	1,866,578	1,873,578

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Getty Images, Inc. Term Loan B, 4.750%, 10/18/19	5,667,750	$5,301,710
Go Daddy Operating Co. LLC Term Loan B3, 4.000%, 12/17/18	3,830,821	3,846,983
Internet Brands, Inc. Term Loan, 6.250%, 03/18/19	1,910,563	1,920,115
RP Crown Parent LLC Term Loan, 6.000%, 12/21/18	3,550,675	3,577,305
Sabre, Inc. Term Loan B, 5.250%, 02/19/19	1,163,250	1,173,325
SurveyMonkey.com LLC Term Loan B, 5.500%, 02/05/19	545,875	553,026
Web.com Group, Inc. Term Loan B, 4.500%, 10/27/17	1,084,769	1,097,876

		19,343,918

Internet Software & Services—0.1%
Answers Corp. Term Loan B, 0.000%, 12/20/18 (b)	875,000	868,438

Iron/Steel—0.2%
Essar Steel Algoma, Inc. Term Loan, 9.250%, 09/19/14	987,500	997,375
United Central Industrial Supply Co. LLC 1st Lien Term Loan, 7.500%, 10/09/18	1,138,500	1,087,267

		2,084,642

Leisure Time—1.4%
Bombardier Recreational Products, Inc. Term Loan B, 4.000%, 01/30/19	3,149,143	3,164,234
ClubCorp Club Operations, Inc. Term Loan, 4.000%, 07/24/20	2,643,047	2,669,477
Delta 2 (LUX) S.a.r.l. Term Loan B, 4.500%, 04/30/19	3,853,932	3,896,946
Equinox Holdings, Inc. Term Loan B, 4.501%, 01/31/20	1,166,188	1,176,392
SRAM LLC Term Loan B, 4.026%, 04/10/20	1,902,180	1,902,180
Town Sports International, Inc. Term Loan B, 4.500%, 11/16/20	1,300,000	1,310,969

		14,120,198

Lodging—1.8%
Boyd Gaming Corp. Term Loan B, 4.000%, 08/14/20	473,813	476,971
Caesars Entertainment Operating Co. Extended Term Loan B6, 5.488%, 01/26/18	3,912,103	3,743,077
CityCenter Holdings LLC Term Loan B, 5.000%, 10/16/20	900,000	914,863
Four Seasons Holdings. Inc. 1st Lien Term Loan, 3.750%, 06/27/20	698,250	701,741
Golden Nugget, Inc. Delayed Draw Term Loan, 0.500%, 11/21/19 (c)	150,000	151,545
Term Loan B, 5.500%, 11/21/19	350,000	355,906

Lodging—(Continued)
Hilton Worldwide Finance LLC Term Loan B2, 3.750%, 10/26/20	6,335,526	$6,393,604
Las Vegas Sands LLC Term Loan B, 3.250%, 12/20/20	2,050,000	2,050,320
MGM Resorts International Term Loan B, 3.500%, 12/20/19	2,475,000	2,476,804
Playa Resorts Holding B.V. Term Loan B, 4.750%, 08/06/19	473,813	480,920
Tropicana Entertainment, Inc. Term Loan, 4.000%, 11/27/20	399,000	399,299

		18,145,050

Machinery—0.6%
Allison Transmission, Inc. Term Loan B2, 3.170%, 08/07/17	291,650	292,743
Term Loan B3, 3.750%, 08/23/19	4,891,942	4,925,574
Paladin Brands Holding, Inc. Term Loan B, 6.750%, 08/16/19	725,000	719,563

		5,937,880

Machinery-Construction & Mining—0.1%
Terex Corp. Term Loan, 3.500%, 04/28/17	502,272	507,295

Machinery-Diversified—0.4%
Alliance Laundry Systems LLC Term Loan, 4.263%, 12/10/18	1,274,016	1,282,775
CPM Acquisition Corp. 1st Lien Term Loan, 6.250%, 08/29/17	469,063	471,408
Gardner Denver, Inc. Term Loan, 4.250%, 07/30/20	1,795,500	1,801,111
Manitowoc Co., Inc. (The) Term Loan B, 0.000%, 01/03/21 (b)	350,000	350,875
WTG Holdings III Corp. 1st Lien Term Loan, 0.000%, 12/11/20 (b)	425,000	427,834

		4,334,003

Media—7.2%
Acosta, Inc. Term Loan B, 4.250%, 03/02/18	4,429,024	4,464,319
Advanstar Communications, Inc. 1st Lien Term Loan, 5.500%, 04/29/19	744,375	741,584
Advantage Sales & Marketing, Inc. 1st Lien Term Loan, 4.250%, 12/18/17	5,325,770	5,350,738
AMC Entertainment, Inc. Term Loan, 3.500%, 04/30/20	2,357,188	2,363,922
Atlantic Broadband Finance LLC Term Loan B, 3.250%, 12/02/19	814,688	813,669
Bragg Communications, Inc. Term Loan B, 3.500%, 02/28/18	393,000	394,351
Cequel Communications LLC Term Loan B, 3.500%, 02/14/19	6,066,938	6,090,162
Charter Communications Operating LLC Term Loan E, 3.000%, 07/01/20	1,318,375	1,308,693
Term Loan F, 3.000%, 01/04/21	2,770,452	2,750,366

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Clear Channel Communications, Inc. Extended Term Loan E, 7.669%, 07/30/19	425,533	$420,213
Term Loan B, 3.819%, 01/29/16	23,042	22,383
Term Loan D, 6.919%, 01/30/19	1,323,104	1,266,872
Crossmark Holdings, Inc. 1st Lien Term Loan, 4.500%, 12/20/19	1,462,613	1,456,214
Crown Media Holdings, Inc. Term Loan B, 4.000%, 07/14/18	807,069	806,302
CSC Holdings, Inc. Term Loan B, 2.669%, 04/17/20	3,258,625	3,231,565
Cumulus Media Holdings, Inc. Term Loan, 4.250%, 12/12/20	4,675,000	4,715,906
Entercom Radio LLC Term Loan B, 4.019%, 11/23/18	439,267	443,110
Entravision Communications Corp. Term Loan, 3.500%, 05/29/20	2,135,833	2,113,809
Gray Television, Inc. Term Loan B, 4.750%, 10/15/19	143,243	144,139
Information Resources, Inc. Term Loan B, 4.750%, 09/30/20	1,246,875	1,256,227
ION Media Networks, Inc. Term Loan, 0.000%, 12/18/20 (b)	1,625,000	1,637,187
Kasima LLC Term Loan B, 3.250%, 05/17/21	950,000	950,000
LIN Television Corp. Term Loan B, 4.000%, 12/21/18	539,010	542,716
LodgeNet Interactive Corp. Term Loan, 6.750%, 03/31/18	812,346	302,599
Media General, Inc. Delayed Draw Term Loan B, 4.250%, 07/31/20	1,100,000	1,112,368
Mediacom Illinois LLC Term Loan E, 4.500%, 10/23/17	483,709	484,725
Mission Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	939,592	944,682
Nexstar Broadcasting, Inc. Term Loan B2, 3.750%, 10/01/20	774,362	778,557
Nielsen Finance LLC Term Loan E, 2.918%, 05/02/16	5,322,220	5,342,918
Nine Entertainment Group Pty, Ltd. Term Loan B, 3.250%, 02/05/20	2,707,050	2,703,666
Penton Media, Inc. 1st Lien Term Loan, 5.500%, 10/01/19	598,500	596,256
PRA Holdings, Inc. 1st Lien Term Loan, 5.000%, 09/23/20	2,098,750	2,109,017
Raycom TV Broadcasting, Inc. Term Loan B, 4.250%, 05/31/17	804,375	807,391
Regal Cinemas, Inc. Term Loan B, 2.693%, 08/23/17	2,497,750	2,510,016
Rentpath, Inc. Term Loan B, 6.250%, 05/29/20	1,019,875	989,891
Sinclair Television Group, Inc. Term Loan B, 3.000%, 04/09/20	471,440	471,145
Springer Science + Business Media Deutschland GmbH Term Loan B2, 5.000%, 08/10/20	2,097,250	2,111,669

Media—(Continued)
Sterling Entertainment Enterprises LLC Term Loan A, 3.170%, 12/28/17 (d)	735,000	718,463
TWCC Holdings Corp. 2nd Lien Term Loan, 7.000%, 06/26/20	700,000	721,000
Univision Communications, Inc. Extended Term Loan, 4.500%, 03/02/20	4,796,605	4,830,009

		70,818,819

Metal Fabricate/Hardware—1.4%
Ameriforge Group, Inc. 1st Lien Term Loan, 5.000%, 12/19/19	1,888,816	1,903,770
Constellium Holdco B.V. Term Loan B, 6.000%, 03/25/20	496,250	511,137
Grede LLC Term Loan B, 4.500%, 05/02/18	1,892,751	1,900,638
JFB Firth Rixson, Inc. Term Loan, 4.250%, 06/30/17	1,291,975	1,297,627
JMC Steel Group, Inc. Term Loan, 4.750%, 04/03/17	3,442,867	3,456,811
Rexnord LLC 1st Lien Term Loan B, 4.000%, 08/21/20	4,563,563	4,579,708
WireCo WorldGroup, Inc. Term Loan, 6.000%, 02/15/17	617,188	622,974

		14,272,665

Mining—1.6%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 4.250%, 06/28/19	7,143,821	7,252,464
Neenah Foundry Co. Term Loan, 6.750%, 04/26/17	1,858,720	1,856,397
Noranda Aluminum Acquisition Corp. Term Loan B, 5.750%, 02/28/19	982,500	924,368
Novelis, Inc. Term Loan, 3.750%, 03/10/17	3,805,926	3,827,315
Waupaca Foundry, Inc. Term Loan, 4.500%, 06/29/17	2,085,096	2,090,308

		15,950,852

Miscellaneous Manufacturing—0.6%
Filtration Group Corp. 1st Lien Term Loan, 4.500%, 11/21/20	300,000	303,375
Husky Injection Molding Systems, Ltd. Term Loan B, 4.250%, 06/29/18	3,111,154	3,137,161
RGIS Services LLC Extended Term Loan, 4.497%, 10/18/16	462,924	455,691
Term Loan C, 5.500%, 10/18/17	2,311,337	2,286,779

		6,183,006

Multi-Utilities—0.0%
Power Team Services LLC 1st Lien Term Loan, 4.250%, 05/06/20	265,333	263,144
Delayed Draw Term Loan, 3.685%, 05/06/20 (c)	33,333	33,042

		296,186

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Office/Business Equipment—0.6%
Quintiles Transnational Corp. Term Loan B3, 3.750%, 06/08/18	6,194,221	$6,199,332

Oil & Gas—2.2%
Bronco Midstream Funding LLC Term Loan B, 5.000%, 08/17/20	2,775,000	2,823,562
Citgo Petroleum Corp. Term Loan B, 8.000%, 06/24/15	88,750	89,527
Term Loan C, 9.000%, 06/23/17	1,349,714	1,366,586
Crestwood Holdings LLC Term Loan B1, 7.000%, 06/19/19	1,901,286	1,958,325
Emerald Expositions Holdings, Inc. Term Loan B, 5.500%, 06/17/20	746,250	751,380
Fieldwood Energy LLC 1st Lien Term Loan, 3.875%, 09/28/18	822,938	830,309
2nd Lien Term Loan, 8.375%, 09/30/20	550,000	562,768
MEG Energy Corp. Term Loan, 3.750%, 03/31/20	7,969,647	8,036,392
Obsidian Natural Gas Trust Term Loan, 7.000%, 11/02/15	1,553,800	1,571,280
Oxbow Carbon LLC Term Loan B, 4.250%, 07/19/19	463,125	466,888
Samson Investments Co. 2nd Lien Term Loan, 5.000%, 09/25/18	825,000	829,125
Sheridan Production Partners I LLC Term Loan B2, 5.000%, 09/14/19	1,932,945	1,944,623
Term Loan B2 I-A, 5.000%, 09/25/19	256,131	257,679
Term Loan B2 I-M, 5.000%, 09/25/19	156,446	157,392

		21,645,836

Packaging & Containers—1.7%
Berry Plastics Holding Corp. Term Loan C, 2.169%, 04/03/15	2,997,501	3,000,166
Term Loan D, 3.500%, 02/07/20	4,099,037	4,087,511
Term Loan E, 0.000%, 01/09/21 (b)	725,000	725,518
BWAY Holding Co., Inc. Term Loan B, 4.500%, 08/07/17	2,623,500	2,642,631
Reynolds Group Holdings, Inc. Term Loan, 4.000%, 12/03/18	5,395,500	5,449,455
TricorBraun, Inc. Term Loan B, 4.003%, 05/03/18	594,401	597,125

		16,502,406

Pharmaceuticals—2.4%
Akorn, Inc. Term Loan B, 0.000%, 08/27/20 (b)	750,000	757,031
Alkermes, Inc. Term Loan, 3.500%, 09/18/19	371,241	373,097
Amneal Pharmaceuticals LLC Term Loan, 5.753%, 11/01/19	573,563	577,864
Aptalis Pharma, Inc. Term Loan B, 6.000%, 09/18/20	2,668,313	2,718,343
Auxilium Pharmaceuticals, Inc. Term Loan B, 6.250%, 04/26/17	553,617	561,922

Pharmaceuticals—(Continued)
Endo Health Solutions, Inc. Term Loan B, 0.000%, 11/05/20 (b)	425,000	426,948
Grifols, Inc. Term Loan B, 4.250%, 06/01/17	3,037,664	3,060,869
Ikaria Acquisition, Inc. 1st Lien Term Loan, 7.250%, 07/03/18	633,750	639,295
Par Pharmaceutical Cos., Inc. Term Loan B, 4.250%, 09/30/19	1,135,654	1,143,603
Pharmaceutical Product Development LLC Term Loan B, 4.000%, 12/05/18	1,831,500	1,847,846
Salix Pharmaceuticals, Ltd. Term Loan, 0.000%, 11/07/19 (b)	750,000	758,125
Valeant Pharmaceuticals International, Inc. Term Loan B, 3.750%, 02/13/19	1,696,834	1,710,621
Term Loan B, 3.750%, 12/11/19	4,591,875	4,631,645
Term Loan E, 4.500%, 08/05/20	4,739,188	4,776,215

		23,983,424

Pipelines—0.2%
Energy Transfer Equity L.P. Term Loan, 3.250%, 12/02/19	1,275,000	1,272,808
Ruby Western Pipeline Holdings LLC Term Loan B, 3.500%, 03/27/20	449,052	450,287

		1,723,095

Real Estate—0.4%
MCS AMS Sub-Holdings LLC Term Loan B, 7.000%, 10/15/19	600,000	581,250
RE/MAX International, Inc. Term Loan B, 4.000%, 07/31/20	1,791,000	1,796,038
Realogy Corp. Extended Term Loan, 4.500%, 03/05/20	496,250	502,066
Starwood Property Trust, Inc. Term Loan B, 3.500%, 04/17/20	1,070,927	1,071,374

		3,950,728

Retail—7.6%
99 Cents Only Stores Term Loan, 4.500%, 01/11/19	2,429,274	2,453,555
Albertson’s LLC Term Loan B1, 4.250%, 03/21/16	421,495	424,832
Term Loan B2, 4.750%, 03/21/19	675,005	680,064
Bass Pro Group LLC Term Loan, 3.750%, 11/20/19	2,618,304	2,636,774
Burger King Corp. Term Loan B, 3.750%, 09/28/19	2,666,250	2,681,485
David’s Bridal, Inc. Term Loan B, 5.000%, 10/11/19	643,500	646,717
DineEquity, Inc. Term Loan B2, 3.750%, 10/19/17	2,611,030	2,626,174
Dunkin’ Brands, Inc. Term Loan B3, 3.750%, 02/14/20	6,036,926	6,066,573
Evergreen Acquisition Co. 1 L.P. Term Loan, 5.000%, 07/09/19	640,270	643,968

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
General Nutrition Centers, Inc. Term Loan, 3.250%, 03/04/19	6,362,063	$6,358,086
Harbor Freight Tools USA, Inc. 1st Lien Term Loan, 4.750%, 07/26/19	1,097,250	1,112,194
Hudson’s Bay Co. 1st Lien Term Loan, 4.750%, 11/04/20	4,050,000	4,119,470
J Crew Group, Inc. Term Loan B1, 4.000%, 03/07/18	3,631,875	3,657,955
Jo-Ann Stores, Inc. Term Loan, 4.000%, 03/16/18	2,747,125	2,759,967
Landry’s, Inc. Term Loan B, 4.000%, 04/24/18	2,420,602	2,442,791
Michaels Stores, Inc. Term Loan, 3.750%, 01/28/20	2,487,500	2,500,903
National Vision, Inc. Term Loan B, 7.000%, 08/02/18	754,333	756,672
NBTY, Inc. Term Loan B2, 3.500%, 10/01/17	8,115,571	8,184,895
Neiman Marcus Group, Inc. (The) Term Loan B, 5.000%, 10/26/20	4,425,000	4,487,030
Ollie’s Bargain Outlet, Inc. Term Loan, 5.255%, 09/27/19	470,252	471,427
P.F. Chang’s China Bistro, Inc. Term Loan B, 4.200%, 07/02/19	395,000	395,494
Pantry, Inc. (The) Term Loan B, 4.750%, 08/02/19	419,688	425,448
Party City Holdings, Inc. Term Loan B, 4.250%, 07/29/19	1,336,500	1,343,684
Pep Boys-Manny, Moe & Jack (The) Term Loan B, 4.250%, 10/11/18	445,500	447,171
Petco Animal Supplies, Inc. Term Loan, 4.000%, 11/24/17	3,700,697	3,725,369
Pilot Travel Centers LLC Term Loan B, 3.750%, 03/30/18	4,303,823	4,313,885
Term Loan B2, 4.250%, 08/07/19	444,375	446,967
Rite Aid Corp. 2nd Lien Term Loan, 5.750%, 08/21/20	450,000	463,219
Term Loan 6, 4.000%, 02/21/20	3,721,875	3,746,689
Serta Simmons Holdings LLC Term Loan, 4.250%, 10/01/19	1,527,119	1,538,566
Toys “R” Us Property Co. I LLC Term Loan B, 6.000%, 08/21/19	1,600,000	1,536,000
Wendy’s International, Inc. Term Loan B, 3.250%, 05/15/19	1,309,904	1,313,062

		75,407,086

Semiconductors—0.9%
Freescale Semiconductor, Inc. Term Loan B4, 5.000%, 02/28/20	2,803,813	2,838,568
Microsemi Corp. Term Loan, 3.750%, 02/19/20	1,269,534	1,277,469
NXP B.V. Term Loan A1, 4.500%, 03/03/17	1,945,000	1,974,175
Term Loan D, 3.250%, 01/11/20	2,119,688	2,123,331

Semiconductors—(Continued)
Spansion LLC Term Loan, 3.750%, 12/13/18	1,014,764	1,018,570

		9,232,113

Software—4.8%
Activision Blizzard, Inc. Term Loan B, 3.250%, 10/12/20	3,491,250	3,518,356
Applied Systems, Inc. 1st Lien Term Loan, 4.250%, 12/08/16	1,831,763	1,840,921
CCC Information Services, Inc. Term Loan, 4.000%, 12/20/19	421,060	422,025
Cinedigm Digital Funding I LLC Term Loan, 3.750%, 04/29/16	1,435,724	1,438,416
First Data Corp. Term Loan, 4.164%, 03/24/17	500,000	501,602
Extended Term Loan B, 4.164% 03/24/18	4,023,844	4,033,655
Term Loan, 4.164%, 09/24/18	1,850,000	1,854,753
Hyland Software, Inc. 1st Lien Term Loan, 5.500%, 10/25/19	346,500	348,579
IMS Health, Inc. Term Loan B1, 3.750%, 09/01/17	3,197,582	3,215,168
Infor (U.S.), Inc. Term Loan B2, 5.250%, 04/05/18	6,621,846	6,628,746
Term Loan B3, 3.750%, 06/03/20	443,800	443,190
Term Loan B5, 0.000%, 06/03/20 (b)	925,000	926,850
ION Trading Technologies S.a.r.l. 1st Lien Term Loan, 4.500%, 05/22/20	621,875	627,511
Kronos, Inc. Term Loan, 4.500%, 10/30/19	3,002,109	3,030,879
Magic Newco LLC 1st Lien Term Loan, 5.000%, 12/12/18	2,230,609	2,250,127
MedAssets, Inc. Term Loan B, 4.000%, 12/13/19	384,000	384,898
Open Text Corp. Term Loan B, 0.000%, 01/04/21 (b)	1,025,000	1,028,416
Renaissance Learning, Inc. 1st Lien Term Loan B, 5.000%, 10/16/20	847,875	852,114
2nd Lien Term Loan, 0.000%, 04/16/21 (b)	2,000,000	2,021,250
Rocket Software, Inc. Term Loan, 5.750%, 02/08/18	416,505	417,547
Rovi Solutions Corp. Term Loan B3, 3.500%, 03/29/19	728,196	717,491
SafeNet, Inc. Term Loan B, 2.705%, 04/12/14	307,948	307,755
Serena Software, Inc. Extended Term Loan, 4.165%, 03/10/16	1,700,000	1,683,000
Term Loan B 2016, 5.000%, 03/10/16	325,000	323,375
Sophia L.P. Term Loan B, 4.500%, 07/19/18	1,230,115	1,238,828
SS&C Technologies, Inc. Term Loan B1, 3.250%, 06/07/19	929,796	933,856
Term Loan B2, 3.250%, 06/07/19	96,186	96,456
SumTotal Systems LLC 1st Lien Term Loan, 6.279%, 11/16/18	1,193,331	1,179,906
Transfirst Holdings, Inc. 1st Lien Term Loan, 4.750%, 12/27/17	997,487	1,000,812

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Vertafore, Inc. 1st Lien Term Loan, 4.250%, 10/03/19	1,022,649	$1,031,171
Wall Street Systems, Inc. 1st Lien Term Loan, 5.750%, 10/25/19	1,957,235	1,975,584
Websense, Inc. Term Loan B, 4.500%, 06/25/20	796,000	798,985

		47,072,222

Telecommunications—4.7%
Arris Group, Inc. Term Loan B, 3.500%, 04/17/20	1,705,102	1,701,905
Cellular South, Inc. Term Loan, 3.250%, 05/22/20	372,188	371,722
CommScope, Inc. Term Loan B4, 3.250%, 01/26/18	1,246,875	1,257,006
Cricket Communications, Inc. Term Loan, 4.750%, 10/10/19	470,250	472,405
Term Loan C, 4.750%, 03/09/20	3,034,750	3,045,587
Crown Castle International Corp. Term Loan, 3.250%, 01/31/19	2,883,542	2,890,096
Crown Castle Operating Co. Term Loan B2, 0.000%, 01/29/21 (b)	600,000	602,036
Genesys Telecom Holdings U.S., Inc. Term Loan B, 4.000%, 02/07/20	1,539,557	1,534,745
Intelsat Jackson Holdings S.A. Term Loan B2, 3.750%, 06/30/19	8,125,000	8,206,250
MCC Iowa LLC Term Loan D1, 1.880%, 01/31/15	1,171,894	1,165,546
Term Loan H, 3.250%, 01/29/21	945,250	939,933
SBA Finance Term Loan, 3.750%, 06/29/18	315,926	317,505
Term Loan, 3.750%, 09/27/19	155,792	156,766
Syniverse Holdings, Inc. Term Loan, 4.000%, 04/23/19	1,751,683	1,755,332
Term Loan B, 4.000%, 04/23/19	1,163,426	1,169,243
Telesat LLC Term Loan B2, 3.500%, 03/28/19	3,669,335	3,689,211
UPC Financing Partnership Term Loan AF, 4.000%, 01/29/21	775,000	780,167
Term Loan AH, 3.250%, 06/30/21	4,028,489	4,026,600
Virgin Media Investment Holdings, Ltd. Term Loan B, 3.500%, 06/08/20	5,975,000	5,994,915
WaveDivision Holdings LLC Term Loan B, 4.000%, 10/15/19	297,000	298,235
West Corp. Term Loan B8, 3.750%, 06/29/18	5,166,403	5,195,453
Windstream Corp. Term Loan B3, 3.500%, 08/08/19	888,750	891,389

		46,462,047

Transportation—0.2%
Atlantic Aviation FBO, Inc. Term Loan B, 3.250%, 06/01/20	522,625	523,196

Transportation—(Continued)
Swift Transportation Co., Inc. Term Loan B2, 4.000%, 12/21/17	1,170,994	1,180,655

		1,703,851

Total Floating Rate Loans (Cost $948,777,117)		950,505,974

Corporate Bonds & Notes—0.0%

Aerospace/Defense—0.0%
Erickson Air-Crane, Inc. 6.000%, 11/02/20 (d) (e)
(Cost $56,587)	71,875	55,113

Short-Term Investment—5.6%

Repurchase Agreement—5.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $54,765,000 on 01/02/14, collateralized by $50,670,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $55,863,675.	54,765,000	54,765,000

Total Short-Term Investment (Cost $54,765,000)		54,765,000

Total Investments—101.7% (Cost $1,003,598,704)		1,005,326,087
Unfunded Loan Commitments—(0.0)% (Cost $(291,055))		(291,055)
Net Investments—101.6% (Cost $1,003,307,649) (g)		1,005,035,032
Other assets and liabilities (net)—(1.7)%		(16,206,700)

Net Assets—100.0%		$988,828,332

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(b)	This loan will settle after December 31, 2013, at which time the interest rate will be determined.
(c)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.1% of net assets.
(e)	Illiquid security. As of December 31, 2013, these securities represent 0.0% of net assets.
(f)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(g)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,003,361,592. The aggregate unrealized appreciation and depreciation of investments were $5,759,784 and $(4,086,344), respectively, resulting in net unrealized appreciation of $1,673,440 for federal income tax purposes.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$3,209,777	$—	$3,209,777
Aerospace/Defense	—	18,711,450	—	18,711,450
Auto Manufacturers	—	6,726,924	—	6,726,924
Auto Parts & Equipment	—	26,679,907	—	26,679,907
Beverages	—	796,127	—	796,127
Building Materials	—	5,119,782	—	5,119,782
Capital Markets	—	4,537,092	—	4,537,092
Chemicals	—	39,783,541	—	39,783,541
Coal	—	11,160,006	—	11,160,006
Commercial Services (Less Unfunded Loan Commitments of $122,222)	—	64,671,468	—	64,671,468
Communications Equipment	—	2,506,219	—	2,506,219
Computers	—	28,311,643	—	28,311,643
Computers & Peripherals	—	597,949	—	597,949
Construction Materials	—	2,455,182	—	2,455,182
Containers & Packaging	—	351,313	—	351,313
Cosmetics/Personal Care	—	1,206,187	—	1,206,187
Distribution/Wholesale	—	8,745,292	—	8,745,292
Diversified Consumer Services	—	298,494	—	298,494
Diversified Financial Services	—	32,144,178	—	32,144,178
Electric	—	17,370,330	—	17,370,330
Electrical Components & Equipment	—	2,363,558	—	2,363,558
Electronics	—	26,812,525	—	26,812,525
Engineering & Construction	—	808,277	—	808,277

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Entertainment	$—	$15,934,581	$—	$15,934,581
Environmental Control	—	9,238,332	—	9,238,332
Food	—	55,874,252	—	55,874,252
Food Service	—	3,043,942	—	3,043,942
Forest Products & Paper	—	530,211	—	530,211
Hand/Machine Tools	—	1,097,233	—	1,097,233
Healthcare-Products	—	26,950,380	—	26,950,380
Healthcare-Services	—	67,848,793	—	67,848,793
Holding Companies-Diversified	—	276,805	—	276,805
Home Furnishings	—	2,499,528	—	2,499,528
Household Products/Wares	—	6,836,991	—	6,836,991
Independent Power Producers & Energy Traders	—	2,364,650	—	2,364,650
Industrial Conglomerates	—	1,124,393	—	1,124,393
Insurance	—	24,651,348	—	24,651,348
Internet	—	19,343,918	—	19,343,918
Internet Software & Services	—	868,438	—	868,438
Iron/Steel	—	2,084,642	—	2,084,642
Leisure Time	—	14,120,198	—	14,120,198
Lodging (Less Unfunded Loan Commitments of $150,000)	—	17,995,050	—	17,995,050
Machinery	—	5,937,880	—	5,937,880
Machinery-Construction & Mining	—	507,295	—	507,295
Machinery-Diversified	—	4,334,003	—	4,334,003
Media	—	70,100,356	718,463	70,818,819
Metal Fabricate/Hardware	—	14,272,665	—	14,272,665
Mining	—	15,950,852	—	15,950,852
Miscellaneous Manufacturing	—	6,183,006	—	6,183,006
Multi-Utilities (Less Unfunded Loan Commitments of $18,833)	—	277,353	—	277,353
Office/Business Equipment	—	6,199,332	—	6,199,332
Oil & Gas	—	21,645,836	—	21,645,836
Packaging & Containers	—	16,502,406	—	16,502,406
Pharmaceuticals	—	23,983,424	—	23,983,424
Pipelines	—	1,723,095	—	1,723,095
Real Estate	—	3,950,728	—	3,950,728
Retail	—	75,407,086	—	75,407,086
Semiconductors	—	9,232,113	—	9,232,113
Software	—	47,072,222	—	47,072,222
Telecommunications	—	46,462,047	—	46,462,047
Transportation	—	1,703,851	—	1,703,851
Total Floating Rate Loans - (Less Unfunded Loan Commitments)	—	949,496,456	718,463	950,214,919
Total Corporate Bonds & Notes*	—	—	55,113	55,113
Total Short-Term Investment*	—	54,765,000	—	54,765,000
Total Net Investments	$—	$1,004,261,456	$773,576	$1,005,035,032

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2013

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Change in Unrealized Depreciation	Accrued Discount/ (Premium)	Realized Gain	Purchases	Sales		Balance as of December 31, 2013	Change in Unrealized Depreciation from investments still held at December 31, 2013
Floating Rate Loans
Media	$—	$(3,689)	$1,890	$262	$735,000	$(15,000	) (a)	$718,463	$(3,689)
Corporate Bonds & Notes
Aerospace/Defense	—	(1,473)	1,487	—	55,099	—		55,113	(1,473)

Total	$—	$(5,162)	$3,377	$262	$790,099	$(15,000)		$773,576	$(5,162)

(a)	Sales include principal reductions.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,005,035,032
Cash	8,309,822
Receivable for:
Investments sold	2,382,464
Fund shares sold	252,305
Interest	2,400,575
Prepaid expenses	2,409

Total Assets	1,018,382,607
Liabilities
Payables for:
Investments purchased	28,692,583
Fund shares redeemed	152,570
Accrued expenses:
Management fees	502,636
Distribution and service fees	24,531
Deferred trustees’ fees	43,316
Other expenses	138,639

Total Liabilities	29,554,275

Net Assets	$988,828,332

Net assets consist of:
Paid in surplus	$947,750,772
Undistributed net investment income	35,326,393
Accumulated net realized gain	4,023,784
Unrealized appreciation on investments	1,727,383

Net Assets	$988,828,332

Net Assets
Class A	$870,998,680
Class B	117,829,652
Capital Shares Outstanding*
Class A	81,918,042
Class B	11,142,019
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.63
Class B	10.58

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,003,307,649.
(b)	Investments at value includes unfunded loan commitments of $291,055.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Interest	$41,741,620

Total investment income	41,741,620
Expenses
Management fees	5,446,281
Administration fees	21,874
Custodian and accounting fees	359,211
Distribution and service fees—Class B	226,781
Audit and tax services	110,358
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	33,350
Insurance	5,735
Miscellaneous	15,607

Total expenses	6,272,971

Net Investment Income	35,468,649

Net Realized and Unrealized Gain
Net realized gain on investments	4,120,552

Net change in unrealized depreciation on investments	(3,817,470)

Net realized and unrealized gain	303,082

Net Increase in Net Assets From Operations	$35,771,731

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$35,468,649	$35,548,921
Net realized gain	4,120,552	3,957,301
Net change in unrealized appreciation (depreciation)	(3,817,470)	18,805,885

Increase in net assets from operations	35,771,731	58,312,107

From Distributions to Shareholders
Net investment income
Class A	(32,615,338)	(26,402,311)
Class B	(3,061,308)	(2,179,825)
Net realized capital gains
Class A	(3,689,518)	(2,120,418)
Class B	(364,441)	(185,019)

Total distributions	(39,730,605)	(30,887,573)

Increase in net assets from capital share transactions	161,483,079	41,207,562

Total increase in net assets	157,524,205	68,632,096

Net Assets
Beginning of period	831,304,127	762,672,031

End of period	$988,828,332	$831,304,127

Undistributed net investment income
End of period	$35,326,393	$35,534,390

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	9,059,273	$96,332,060	4,022,565	$42,194,239
Reinvestments	3,480,811	36,304,856	2,774,585	28,522,728
Redemptions	(1,675,722)	(17,659,690)	(4,065,448)	(42,374,721)

Net increase	10,864,362	$114,977,226	2,731,702	$28,342,246

Class B
Sales	6,655,673	$69,851,416	2,733,292	$28,587,355
Reinvestments	329,716	3,425,749	230,716	2,364,845
Redemptions	(2,552,951)	(26,771,312)	(1,736,754)	(18,086,884)

Net increase	4,432,438	$46,505,853	1,227,254	$12,865,316

Increase derived from capital shares transactions		$161,483,079		$41,207,562

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.69	$10.34	$10.34	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.42	0.46	0.42	0.25
Net realized and unrealized gain (loss) on investments	0.01	0.30	(0.18)	0.09

Total from investment operations	0.43	0.76	0.24	0.34

Less Distributions
Distributions from net investment income	(0.44)	(0.38)	(0.21)	0.00
Distributions from net realized capital gains	(0.05)	(0.03)	(0.03)	0.00

Total distributions	(0.49)	(0.41)	(0.24)	0.00

Net Asset Value, End of Period	$10.63	$10.69	$10.34	$10.34

Total Return (%) (c)	4.13	7.51	2.33	3.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	0.68	0.68	0.69	(e)
Ratio of net investment income to average net assets (%)	3.95	4.42	4.10	3.71	(e)
Portfolio turnover rate (%)	40	42	40	31	(d)
Net assets, end of period (in millions)	$871.0	$759.9	$706.2	$536.1

	Class B
	Year Ended December 31,
	2013	2012	2011	2010(a)
Net Asset Value, Beginning of Period	$10.64	$10.29	$10.32	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.39	0.44	0.40	0.25
Net realized and unrealized gain (loss) on investments	0.02	0.30	(0.19)	0.07

Total from investment operations	0.41	0.74	0.21	0.32

Less Distributions
Distributions from net investment income	(0.42)	(0.36)	(0.21)	0.00
Distributions from net realized capital gains	(0.05)	(0.03)	(0.03)	0.00

Total distributions	(0.47)	(0.39)	(0.24)	0.00

Net Asset Value, End of Period	$10.58	$10.64	$10.29	$10.32

Total Return (%) (c)	3.84	7.33	2.01	3.20	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	0.93	0.93	0.94	(e)
Ratio of net investment income to average net assets (%)	3.67	4.18	3.86	3.73	(e)
Portfolio turnover rate (%)	40	42	40	31	(d)
Net assets, end of period (in millions)	$117.8	$71.4	$56.4	$20.2

(a)	Commencement of operations was April 30, 2010.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-21

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. The Portfolio has no permanent book-tax differences at December 31, 2013.

MIST-22

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $54,765,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2013, the Portfolio had open unfunded loan commitments of $291,055. At December 31, 2013, the Portfolio had sufficient cash and / or securities to cover these commitments.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$502,593,455	$0	$350,387,616

MIST-23

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Eaton Vance Management (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$5,446,281	0.625%	First $100 million
	0.600%	Over $100 million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$37,136,071	$30,069,012	$2,594,534	$818,561	$39,730,605	$30,887,573

MIST-24

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$36,432,367	$3,015,069	$1,673,440	$—	$41,120,876

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-25

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Eaton Vance Floating Rate Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Eaton Vance Floating Rate Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operation for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the three years then ended and for the period from April 30, 2010 (commencement of operations) to December 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Eaton Vance Floating Rate Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in net assets for each of the two years then ended, and the financial highlights for the three years then ended and for the period from April 30, 2010 (commencement of operations) to December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-26

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-27

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-28

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Eaton Vance Floating Rate Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-29

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Met/Eaton Vance Floating Rate Portfolio, the Board considered that the Portfolio underperformed the median of one of its Performance Universes and its Lipper Index for the one- and three-year periods ended June 30, 2013. The Board also considered that the Portfolio outperformed the median of its other Performance Universe for the one- and three-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the S&P/LSTA Leveraged Loan Index, for the one- and three-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board

MIST-30

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Met/Eaton Vance Floating Rate Portfolio, the Board considered that the Portfolio’s actual management fees were below the medians of the Expense Group and the Sub-advised Expense Universe, and were equal to the median of the Expense Universe. The Board noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Met/Eaton Vance Floating Rate Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-31

Met Investors Series Trust

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-32

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Managed By Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the Met/Franklin Low Duration Total Return Portfolio returned 1.33% and 1.16%, respectively. The Portfolio’s benchmark, the Barclays U.S. Government/Credit 1-3 Year Bond Index1, returned 0.64%.

MARKET ENVIRONMENT / CONDITIONS

Markets were volatile during the fiscal year given uncertainty regarding global economic growth, the political climate and domestic fiscal policy. U.S. economic data displayed a still-nascent but firming trend. Even with increased taxes and a decline in government spending, consumer spending increased, supported by declining unemployment, improving confidence and a generally low inflation rate. The housing market continued to strengthen despite rising interest rates.

During the period, the U.S. Federal Reserve Board (the “Fed”) announced it might reduce the size of its quantitative easing program at subsequent meetings. The announcement led risk assets, particularly those in emerging markets, to sell off as market participants’ expectations of global liquidity conditions began to change. The Fed later confirmed it would begin tapering its asset purchases from $85 billion per month to $75 billion per month beginning in January 2014. Global financial market volatility increased toward the end of the period as the U.S. federal government partially shut down and the U.S. Treasury approached its debt ceiling. As the government shutdown ended and the debt ceiling was raised, market volatility quickly subsided.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Despite rising interest rates, most sectors typically regarded as riskier performed better than U.S. Treasuries and higher quality agency securities. Corporate Credit produced some of the strongest returns over the period, which helped our credit exposure, particularly below-investment-grade corporate bonds, to aid performance. Many of our Non-U.S. Dollar Denominated Bonds benefited from yield curve movements in non-U.S. markets, but Foreign Currencies were a slight detractor from results. The Portfolio’s Commercial Mortgage-Backed Securities (“CMBS”) exposure and security selection provided a strong boost to performance. Our non-Agency Residential Mortgage-Backed Securities (“RMBS”) sector allocation also benefited the Portfolio. Our underweighted allocation to Agency Debentures slightly detracted from performance. Interest rate movements hurt results and negatively impacted our yield curve positioning.

During the period, we increased the Portfolio’s allocation to Investment Grade Corporate Credit and High Yield securities and slightly pared exposure to Corporate Loans to take profits. We also reduced sector exposure to Agency Adjustable Rate Mortgage-Backed Securities and Treasury Inflation Protected Securities while we increased the allocation to non-Agency RMBS and CMBS as we found what we considered to be attractive valuations in those sectors. We remained convinced that many of the best opportunities in global bond markets were outside of the U.S. but trimmed some exposure to international bonds and currencies. Our largest overweights at period end were in Investment Grade Corporate Credit, CMBS, and Bank Loans. We also held notable positions in non-Agency MBS and Municipal Bonds. Conversely, our largest underweights were in U.S. Treasuries and Agency debt.

The Portfolio utilized derivatives principally as a tool for efficient portfolio management and seeking to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
Met/Franklin Low Duration Total Return Portfolio
Class A	1.33	1.76
Class B	1.16	1.52
Barclays U.S. Government/Credit 1-3 Year Bond Index	0.64	1.06

1 The Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

2 Inception of the Class A and B shares is 4/29/2011. Index returns are based on an inception date of 4/29/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
Corporate Bonds & Notes	39.5
U.S. Treasury & Government Agencies	27.8
Mortgage-Backed Securities	12.9
Asset-Backed Securities	6.6
Floating Rate Loans	6.0
Foreign Government	4.9
Municipals	2.3

MIST-2

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.52%	$1,000.00	$1,013.10	$2.64
	Hypothetical*	0.52%	$1,000.00	$1,022.58	$2.65

Class B(a)	Actual	0.77%	$1,000.00	$1,012.10	$3.91
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—39.1% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.0%
inVentiv Health, Inc. 9.000%, 01/15/18 (144A)	600,000	$624,000

Aerospace/Defense—0.1%
Boeing Co. (The) 0.950%, 05/15/18	1,500,000	1,438,343

Agriculture—0.7%
Japan Tobacco, Inc. 2.100%, 07/23/18 (144A)	4,000,000	3,988,940
Lorillard Tobacco Co. 3.500%, 08/04/16	3,800,000	3,998,531
Reynolds American, Inc. 1.050%, 10/30/15	1,000,000	1,003,180

		8,990,651

Auto Manufacturers—0.3%
Daimler Finance North America LLC 1.950%, 03/28/14 (144A)	4,200,000	4,210,408

Banks—11.7%
AIB Mortgage Bank 2.625%, 07/29/16 (EUR)	3,000,000	4,216,838
4.875%, 06/29/17 (EUR)	4,050,000	6,081,382
Ally Financial, Inc. 4.750%, 09/10/18	1,500,000	1,569,375
5.500%, 02/15/17	500,000	541,250
Banco Bradesco S.A. of the Cayman Islands 2.339%, 05/16/14 (144A) (a)	4,200,000	4,203,906
Banco Popolare SC 4.750%, 03/31/16 (EUR)	3,300,000	4,758,817
Bank of America Corp. 1.281%, 01/15/19 (a)	6,600,000	6,651,586
Bank of Ireland Mortgage Bank 2.750%, 03/22/18 (EUR)	5,000,000	7,011,389
3.250%, 06/22/15 (EUR)	2,500,000	3,536,545
Bank of Montreal 0.800%, 11/06/15	3,000,000	3,016,266
Bank of Nova Scotia 1.100%, 12/13/16	1,000,000	1,004,795
BB&T Corp. 2.050%, 06/19/18	1,000,000	990,036
BBVA U.S. Senior SAU 2.364%, 05/16/14 (a)	4,200,000	4,226,443
BNP Paribas S.A. 2.700%, 08/20/18	2,700,000	2,750,628
CIT Group, Inc. 4.250%, 08/15/17	700,000	728,875
5.000%, 05/15/17	400,000	427,000
5.250%, 03/15/18	500,000	536,250
Citigroup, Inc. 0.512%, 06/09/16 (a)	6,400,000	6,296,186
Commonwealth Bank of Australia 3.750%, 10/15/14 (144A)	4,200,000	4,307,075

Banks—(Continued)
Credit Suisse of New York 2.200%, 01/14/14	4,200,000	4,202,638
Fifth Third Bank 0.748%, 11/18/16 (a)	7,300,000	7,319,287
Goldman Sachs Group, Inc. (The) 3.300%, 05/03/15	4,200,000	4,327,373
5.125%, 10/16/14 (EUR)	3,000,000	4,266,214
HSBC Bank Brasil S.A. - Banco Multiplo 4.000%, 05/11/16 (144A)	4,200,000	4,268,250
JPMorgan Chase & Co. 3.700%, 01/20/15	5,000,000	5,156,020
4.375%, 01/30/14 (EUR)	4,900,000	6,755,218
6.125%, 04/01/14 (EUR)	1,500,000	2,089,314
Korea Development Bank (The) 3.000%, 03/17/19	2,800,000	2,801,786
Morgan Stanley 1.518%, 04/25/18 (a)	6,500,000	6,592,872
Nordea Bank AB 2.125%, 01/14/14 (144A)	4,200,000	4,202,314
Nykredit Realkredit AS 2.000%, 04/01/14 (DKK)	45,000,000	8,327,923
2.000%, 01/01/16 (DKK)	18,000,000	3,418,209
4.000%, 01/01/16 (DKK)	9,000,000	1,774,441
PNC Funding Corp. 2.700%, 09/19/16	1,300,000	1,355,982
Realkredit Danmark AS 4.000%, 01/01/16 (DKK)	9,000,000	1,778,320
Regions Financial Corp. 2.000%, 05/15/18	3,200,000	3,098,598
Royal Bank of Canada 0.612%, 03/08/16 (a)	3,000,000	3,005,817
Royal Bank of Scotland plc (The) 4.875%, 08/25/14 (144A)	4,200,000	4,305,361
6.934%, 04/09/18 (EUR)	1,500,000	2,342,128
U.S. Bank N.A. 3.778%, 04/29/20 (a)	1,000,000	1,034,860
UBS AG 2.250%, 01/28/14	2,441,000	2,444,142
Union Bank N.A. 0.996%, 09/26/16 (a)	2,000,000	2,017,862
Wachovia Corp. 0.614%, 10/15/16 (a)	8,500,000	8,453,420

		158,192,991

Beverages—0.9%
Coca-Cola Femsa S.A.B. de C.V. 2.375%, 11/26/18	4,000,000	3,970,448
Constellation Brands, Inc. 7.250%, 09/01/16	2,000,000	2,270,000
7.250%, 05/15/17	2,000,000	2,325,000
Heineken NV 0.800%, 10/01/15 (144A)	4,000,000	4,001,112

		12,566,560

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Biotechnology—0.4%
Celgene Corp. 2.300%, 08/15/18	3,000,000	$2,983,527
Gilead Sciences, Inc. 2.400%, 12/01/14	1,000,000	1,016,477
3.050%, 12/01/16	1,000,000	1,055,873

		5,055,877

Building Materials—0.1%
Cemex S.A.B. de C.V. 9.000%, 01/11/18 (144A)	1,200,000	1,317,000
Euramax International, Inc. 9.500%, 04/01/16	200,000	200,500

		1,517,500

Chemicals—0.1%
INEOS Group Holdings S.A. 6.500%, 08/15/18 (144A) (EUR)	800,000	1,128,073

Coal—0.1%
Peabody Energy Corp. 7.375%, 11/01/16	1,500,000	1,687,500

Commercial Services—0.3%
Block Financial LLC 5.125%, 10/30/14	4,200,000	4,344,988

Computers—1.0%
Apple, Inc. 0.492%, 05/03/18 (a)	9,000,000	8,984,772
Hewlett-Packard Co. 1.794%, 09/19/14 (a)	4,200,000	4,235,675

		13,220,447

Cosmetics/Personal Care—0.4%
Avon Products, Inc. 2.375%, 03/15/16	3,400,000	3,422,542
Colgate-Palmolive Co. 0.900%, 05/01/18	2,000,000	1,910,332

		5,332,874

Diversified Financial Services—2.9%
American Honda Finance Corp. 1.600%, 02/16/18 (144A)	3,500,000	3,446,772
Banque PSA Finance S.A. 3.375%, 04/04/14 (144A)	4,100,000	4,098,114
Ford Motor Credit Co. LLC 2.375%, 01/16/18	2,000,000	2,019,920
7.000%, 04/15/15	12,000,000	12,916,404
GE Capital European Funding 2.000%, 02/27/15 (EUR)	3,000,000	4,186,578
4.625%, 07/04/14 (EUR)	3,000,000	4,211,968
Hyundai Capital America 4.000%, 06/08/17 (144A)	300,000	315,881

Diversified Financial Services—(Continued)
John Deere Capital Corp. 0.343%, 10/08/14 (a)	4,000,000	4,002,228
1.300%, 03/12/18	1,100,000	1,074,996
Nuveen Investments, Inc. 9.125%, 10/15/17 (144A)	1,500,000	1,500,000
SLM Corp. 5.500%, 01/15/19	1,100,000	1,141,527
8.450%, 06/15/18	500,000	582,500

		39,496,888

Electric—1.7%
Duke Energy Corp. 2.100%, 06/15/18	800,000	795,407
GDF Suez 1.625%, 10/10/17 (144A)	1,000,000	989,890
Georgia Power Co. 0.625%, 11/15/15	1,000,000	999,280
Korea East-West Power Co., Ltd. 2.500%, 07/16/17 (144A)	1,400,000	1,399,234
Korea Hydro & Nuclear Power Co., Ltd. 2.875%, 10/02/18 (144A)	4,200,000	4,175,695
6.250%, 06/17/14 (144A)	4,300,000	4,399,644
Korea Western Power Co., Ltd. 2.875%, 10/10/18 (144A)	1,400,000	1,391,863
3.125%, 05/10/17 (144A)	3,100,000	3,176,350
Southern Co. (The) 2.450%, 09/01/18	3,000,000	3,045,528
State Grid Overseas Investment 2013, Ltd. 1.750%, 05/22/18 (144A)	2,000,000	1,939,972
Virginia Electric and Power Co. 1.200%, 01/15/18	900,000	873,729

		23,186,592

Electronics—0.1%
Thermo Fisher Scientific, Inc. 1.300%, 02/01/17	1,000,000	995,655

Food—0.9%
Dean Foods Co. 7.000%, 06/01/16	1,771,000	1,956,955
Kraft Foods Group, Inc. 1.625%, 06/04/15	3,000,000	3,038,103
2.250%, 06/05/17	3,000,000	3,037,719
Safeway, Inc. 3.400%, 12/01/16	2,400,000	2,496,989
3.950%, 08/15/20	650,000	649,761
TESCO plc 2.000%, 12/05/14 (144A)	1,000,000	1,012,595

		12,192,122

Gas—0.5%
Korea Gas Corp. 2.875%, 07/29/18 (144A)	2,800,000	2,820,174

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—(Continued)
Sempra Energy 2.000%, 03/15/14	4,200,000	$4,212,978

		7,033,152

Healthcare - Products—0.4%
Baxter International, Inc. 1.850%, 06/15/18	3,400,000	3,357,473
3.200%, 06/15/23	500,000	477,674
Edwards Lifesciences Corp. 2.875%, 10/15/18	1,400,000	1,391,830

		5,226,977

Healthcare - Services—0.1%
Aetna, Inc. 1.500%, 11/15/17	1,000,000	985,292
Laboratory Corp. of America Holdings 2.200%, 08/23/17	1,000,000	1,003,260

		1,988,552

Holding Companies - Diversified—0.2%
Hutchison Whampoa International 09/16, Ltd. 4.625%, 09/11/15 (144A)	2,000,000	2,116,444
Hutchison Whampoa International 11, Ltd. 3.500%, 01/13/17 (144A)	400,000	417,467

		2,533,911

Home Builders—1.6%
Centex Corp. 5.250%, 06/15/15	3,000,000	3,153,750
6.500%, 05/01/16	6,000,000	6,622,500
DR Horton, Inc. 4.750%, 05/15/17	2,000,000	2,115,000
5.625%, 01/15/16	3,425,000	3,660,469
Toll Brothers Finance Corp. 5.150%, 05/15/15	6,000,000	6,262,500

		21,814,219

Household Products/Wares—0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 8.500%, 05/15/18	2,000,000	2,110,000

Insurance—1.3%
New York Life Global Funding 2.100%, 01/02/19 (144A)	4,000,000	3,955,640
Pricoa Global Funding I 1.600%, 05/29/18 (144A)	3,500,000	3,392,708
Prudential Covered Trust 2.997%, 09/30/15 (144A)	7,650,000	7,886,989
Prudential Financial, Inc. 1.021%, 08/15/18 (a)	3,000,000	3,009,519

		18,244,856

Iron/Steel—0.2%
ArcelorMittal 5.000%, 02/25/17	2,000,000	2,145,000

Leisure Time—0.2%
Carnival Corp. 3.950%, 10/15/20	2,800,000	2,802,162

Lodging—0.2%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	1,000,000	1,017,500
MGM Resorts International 6.625%, 07/15/15	1,000,000	1,072,500

		2,090,000

Machinery - Diversified—0.1%
CNH Capital LLC 3.875%, 11/01/15	1,000,000	1,032,500

Media—1.3%
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc. 2.400%, 03/15/17	2,700,000	2,748,759
DISH DBS Corp. 4.250%, 04/01/18	500,000	510,000
7.125%, 02/01/16	1,500,000	1,661,250
NBCUniversal Enterprise, Inc. 0.929%, 04/15/18 (144A) (a)	3,000,000	3,010,983
NBCUniversal Media LLC 2.100%, 04/01/14	4,200,000	4,217,921
Viacom, Inc. 2.500%, 09/01/18	500,000	504,031
Walt Disney Co. (The) 0.231%, 02/11/15 (a)	4,500,000	4,499,231

		17,152,175

Mining—0.5%
FMG Resources (August 2006) Pty, Ltd. 6.000%, 04/01/17 (144A)	900,000	956,250
6.875%, 02/01/18 (144A)	500,000	526,250
Rio Tinto Finance USA plc 1.625%, 08/21/17	2,600,000	2,598,968
Xstrata Finance Canada, Ltd. 2.050%, 10/23/15 (144A)	3,000,000	3,038,181

		7,119,649

Office/Business Equipment—0.3%
Xerox Corp. 1.059%, 05/16/14 (a)	4,200,000	4,203,473

Oil & Gas—3.1%
Anadarko Petroleum Corp. 5.750%, 06/15/14	2,000,000	2,041,948
BG Energy Capital plc 2.875%, 10/15/16 (144A)	4,500,000	4,697,546

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
BP Capital Markets plc 0.700%, 11/06/15	4,000,000	$4,009,960
Chesapeake Energy Corp. 6.500%, 08/15/17	500,000	563,750
9.500%, 02/15/15	1,500,000	1,625,625
Chevron Corp. 1.104%, 12/05/17	6,000,000	5,867,958
CNPC General Capital, Ltd. 1.950%, 04/16/18 (144A)	1,500,000	1,452,591
CNPC HK Overseas Capital, Ltd. 3.125%, 04/28/16 (144A)	500,000	517,822
Drill Rigs Holdings, Inc. 6.500%, 10/01/17 (144A)	800,000	864,000
Lukoil International Finance B.V. 3.416%, 04/24/18 (144A)	2,300,000	2,320,125
ONGC Videsh, Ltd. 2.500%, 05/07/18	1,500,000	1,409,460
Petrohawk Energy Corp. 7.875%, 06/01/15	700,000	718,375
Phillips 66 1.950%, 03/05/15	2,700,000	2,737,611
Quicksilver Resources, Inc. 7.000%, 06/21/19 (144A) (a)	700,000	686,000
Sinopec Group Overseas Development 2013, Ltd. 2.500%, 10/17/18(144A)	2,200,000	2,182,649
Statoil ASA 0.699%, 11/08/18 (a)	5,600,000	5,626,695
Woodside Finance, Ltd. 4.500%, 11/10/14 (144A)	4,200,000	4,329,931

		41,652,046

Oil & Gas Services—0.4%
CGG 9.500%, 05/15/16	321,000	337,853
Petrofac, Ltd. 3.400%, 10/10/18(144A)	1,200,000	1,208,586
Schlumberger Norge A/S 1.950%, 09/14/16 (144A)	4,000,000	4,081,020

		5,627,459

Pharmaceuticals—1.3%
AbbVie, Inc. 0.998%, 11/06/15 (a)	6,000,000	6,061,704
Actavis, Inc. 1.875%, 10/01/17	3,000,000	2,968,713
Express Scripts Holding Co. 2.750%, 11/21/14	1,000,000	1,019,285
McKesson Corp. 1.400%, 03/15/18	2,000,000	1,921,606
Mylan, Inc. 1.350%, 11/29/16	2,700,000	2,695,051
Zoetis, Inc. 1.150%, 02/01/16	1,800,000	1,802,043
1.875%, 02/01/18	1,200,000	1,190,138

		17,658,540

Pipelines—0.4%
Enterprise Products Operating LLC 1.250%, 08/13/15	3,700,000	3,724,583
Kinder Morgan Finance Co. LLC 5.700%, 01/05/16	500,000	537,066
6.000%, 01/15/18 (144A)	1,000,000	1,095,783

		5,357,432

Real Estate Investment Trusts—1.3%
American Tower Corp. 3.400%, 02/15/19	3,400,000	3,461,384
Boston Properties L.P. 3.700%, 11/15/18	3,900,000	4,114,016
HCP, Inc. 3.750%, 02/01/19	4,000,000	4,154,732
Hospitality Properties Trust 5.625%, 03/15/17	5,000,000	5,431,460

		17,161,592

Retail—1.0%
Costco Wholesale Corp. 0.650%, 12/07/15	1,000,000	1,001,841
CVS Caremark Corp. 1.200%, 12/05/16	1,000,000	1,001,015
Dollar General Corp. 1.875%, 04/15/18	2,000,000	1,934,744
Edcon Pty, Ltd. 9.500%, 03/01/18 (144A) (EUR)	800,000	1,128,073
Home Depot, Inc. (The) 2.250%, 09/10/18	4,000,000	4,055,012
Wal-Mart Stores, Inc. 0.600%, 04/11/16	4,000,000	3,994,188

		13,114,873

Semiconductors—0.3%
Maxim Integrated Products, Inc. 2.500%, 11/15/18	4,200,000	4,164,510

Software—0.4%
Oracle Corp. 0.824%, 01/15/19 (a)	6,000,000	6,023,742

Telecommunications—1.8%
Alcatel-Lucent USA, Inc. 4.625%, 07/01/17 (144A)	1,300,000	1,301,625
Cellco Partnership/Verizon Wireless Capital LLC 8.500%, 11/15/18	3,500,000	4,431,465
Embarq Corp. 7.082%, 06/01/16	2,071,000	2,314,133
Qwest Corp. 7.500%, 10/01/14	4,200,000	4,408,480
Sprint Communications, Inc. 9.000%, 11/15/18 (144A)	2,000,000	2,410,000
Telefonica Emisiones S.A.U. 3.192%, 04/27/18	2,300,000	2,342,359

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Verizon Communications, Inc. 0.700%, 11/02/15	1,000,000	$997,210
1.950%, 03/28/14	4,200,000	4,215,427
3.650%, 09/14/18	1,300,000	1,376,133
Wind Acquisition Finance S.A. 11.750%, 07/15/17 (144A)	1,000,000	1,063,750

		24,860,582

Trucking & Leasing—0.3%
Aviation Capital Group Corp. 3.875%, 09/27/16 (144A)	3,300,000	3,408,530

Total Corporate Bonds & Notes (Cost $526,580,482)		528,707,401

U.S. Treasury & Government Agencies—27.5%

Agency Sponsored Mortgage - Backed—4.6%
Fannie Mae 15 Yr. Pool 4.000%, 04/01/26	3,605,944	3,822,585
4.000%, 05/01/26	3,859,282	4,090,564
4.500%, 09/01/24	1,881,010	2,003,368
4.500%, 03/01/25	3,857,630	4,106,438
Fannie Mae ARM Pool 1.780%, 03/01/35 (a)	82,661	85,983
1.809%, 02/01/36 (a)	137,928	146,173
1.945%, 11/01/35 (a)	261,690	273,924
1.960%, 03/01/36 (a)	461,629	490,621
2.000%, 05/01/19 (a)	97,617	97,402
2.160%, 07/01/35 (a)	154,571	164,205
2.175%, 07/01/36 (a)	110,556	114,550
2.226%, 01/01/20 (a)	148,793	156,905
2.249%, 06/01/35 (a)	98,652	104,323
2.322%, 06/01/33 (a)	50,663	51,592
2.340%, 10/01/33 (a)	58,696	61,828
2.363%, 06/01/32 (a)	4,230	4,269
2.365%, 01/01/33 (a)	193,107	193,800
2.410%, 02/01/35 (a)	102,924	109,369
2.433%, 11/01/36 (a)	5,475,816	5,785,969
2.440%, 11/01/35 (a)	53,469	56,531
2.450%, 11/01/34 (a)	40,722	41,182
2.457%, 08/01/35 (a)	1,266,046	1,348,809
2.485%, 11/01/34 (a)	7,969,932	8,515,595
2.498%, 08/01/33 (a)	128,319	138,029
2.548%, 09/01/35 (a)	9,281,270	9,822,708
2.571%, 12/01/35 (a)	227,406	234,918
2.588%, 02/01/32 (a)	89,984	96,028
2.619%, 11/01/35 (a)	3,946,622	4,194,446
2.625%, 05/01/34 (a)	146,464	148,338
2.685%, 04/01/35 (a)	1,383,677	1,477,623
3.629%, 05/01/34 (a)	131,906	131,964
Freddie Mac ARM Non-Gold Pool 2.375%, 05/01/34 (a)	293,111	311,034
2.495%, 07/01/37 (a)	735,548	786,049
2.528%, 07/01/36 (a)	140,066	148,796

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac ARM Non-Gold Pool 2.559%, 01/01/35 (a)	157,715	166,957
2.591%, 01/01/35 (a)	1,420,088	1,505,938
2.602%, 03/01/35 (a)	1,084,547	1,154,343
2.602%, 07/01/35 (a)	372,200	396,956
2.623%, 09/01/37 (a)	622,140	659,394
2.712%, 06/01/37 (a)	545,301	582,204
2.725%, 04/01/34 (a)	1,094,442	1,154,287
2.746%, 06/01/37 (a)	6,965,645	7,459,494
3.076%, 04/01/35 (a)	120,145	121,110

		62,516,601

U.S. Treasury—22.9%
U.S. Treasury Bonds 11.250%, 02/15/15	4,000,000	4,492,500
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/16	3,174,450	3,259,516
1.250%, 04/15/14	7,504,684	7,552,759
U.S. Treasury Notes 0.250%, 07/15/15	3,000,000	3,000,117
1.500%, 07/31/16	18,000,000	18,410,616
1.750%, 07/31/15	11,000,000	11,256,520
1.875%, 06/30/15	32,800,000	33,594,383
2.000%, 04/30/16	46,000,000	47,588,426
2.125%, 12/31/15	21,000,000	21,721,875
2.625%, 02/29/16	13,000,000	13,617,500
4.125%, 05/15/15	25,000,000	26,330,075
4.250%, 08/15/15	33,000,000	35,107,611
4.500%, 11/15/15	27,000,000	29,087,235
4.500%, 02/15/16	50,000,000	54,324,200

		309,343,333

Total U.S. Treasury & Government Agencies (Cost $365,139,438)		371,859,934

Mortgage-Backed Securities—12.8%

Collateralized Mortgage Obligations—3.9%
American Home Mortgage Investment Trust 1.897%, 10/25/34 (a)	2,446,588	2,373,934
Credit Suisse First Boston Mortgage Securities Corp. 2.588%, 04/25/34 (a)	2,516,650	2,547,567
5.000%, 09/25/19	935,653	978,508
Fosse Master Issuer plc 1.646%, 10/18/54 (144A) (a)	3,279,694	3,295,820
Granite Master Issuer plc 0.247%, 12/20/54 (a)	2,398,657	2,366,994
0.254%, 12/17/54 (a)	1,545,952	1,525,391
Holmes Master Issuer plc 1.644%, 10/15/54 (144A) (a)	765,741	767,595
Kildare Securities, Ltd. 0.361%, 12/10/43 (144A) (a)	2,612,215	2,576,611

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
MACH One Commercial Mortgage Trust 6.237%, 05/28/40 (144A) (a)	3,500,000	$3,595,515
MASTR Adjustable Rate Mortgages Trust 0.325%, 01/25/47 (a)	2,606,365	2,533,358
0.365%, 05/25/47 (a)	1,030,335	996,065
MASTR Alternative Loan Trust 5.000%, 02/25/18	1,009,417	1,040,608
5.000%, 08/25/18	1,244,332	1,298,392
5.500%, 12/25/18	952,367	994,790
5.500%, 04/25/19	1,324,961	1,385,899
5.561%, 11/25/19 (a)	1,208,395	1,266,673
Merrill Lynch Mortgage Investors Trust 0.905%, 03/25/28 (a)	853,916	843,245
1.027%, 01/25/29 (a)	1,757,105	1,729,078
2.124%, 04/25/35 (a)	1,010,123	962,227
Permanent Master Issuer plc 1.641%, 07/15/42 (144A) (a)	3,970,000	3,971,020
Sequoia Mortgage Trust 0.787%, 07/20/33 (a)	230,781	210,904
1.058%, 07/20/33 (a)	399,925	366,096
WaMu Mortgage Pass-Through Certificates Trust 0.455%, 07/25/45 (a)	1,916,996	1,791,895
0.455%, 10/25/45 (a)	5,342,905	4,946,745
Wells Fargo Mortgage Backed Securities Trust 2.610%, 02/25/35 (a)	2,451,916	2,445,617
2.627%, 06/25/35 (a)	1,712,611	1,711,815
2.631%, 10/25/34 (a)	2,495,899	2,508,124
2.677%, 07/25/34 (a)	1,227,190	1,222,812

		52,253,298

Commercial Mortgage-Backed Securities—8.9%
Banc of America Commercial Mortgage Trust 5.460%, 09/10/45 (a)	5,250,000	5,581,826
5.695%, 07/10/46 (a)	4,024,000	4,141,927
Bear Stearns Commercial Mortgage Securities Trust 5.138%, 10/12/42 (a)	511,074	517,717
5.439%, 03/11/39 (a)	3,961,000	4,127,806
5.540%, 09/11/41	2,900,000	3,161,905
5.611%, 09/11/41 (a)	3,620,000	3,678,673
5.706%, 06/11/40 (a)	4,580,000	5,133,163
Citigroup/Deutsche Bank Commercial Mortgage Trust 5.218%, 07/15/44 (a)	147,703	148,905
Citigroup Commercial Mortgage Trust 5.482%, 10/15/49	2,000,000	1,957,808
Commercial Mortgage Pass-Through Certificates 5.800%, 12/10/49 (a)	3,173,266	3,514,973
Commercial Mortgage Trust 5.820%, 07/10/38 (a)	5,300,060	5,774,070

Commercial Mortgage-Backed Securities—(Continued)
Commercial Mortgage Trust 2005-GG5 5.277%, 04/10/37 (a)	5,400,000	5,732,537
Credit Suisse First Boston Mortgage Securities Corp. 4.710%, 11/15/37	6,277,308	6,438,352
G-FORCE 2005-RR LLC 4.830%, 08/22/36 (144A)	1,391,758	1,402,196
Greenwich Capital Commercial Funding Corp. 5.224%, 04/10/37 (a)	5,910,000	6,232,556
5.820%, 07/10/38 (a)	8,157,018	8,625,630
Hilton USA Trust 1.169%, 11/05/30 (144A) (a)	2,000,000	2,002,000
JP Morgan Chase Commercial Mortgage Securities Trust 5.115%, 07/15/41	1,608,596	1,625,798
5.445%, 12/12/44 (a)	3,700,000	3,972,890
5.464%, 12/12/43	3,500,000	3,617,163
5.863%, 04/15/45 (a)	3,120,000	3,192,165
LB-UBS Commercial Mortgage Trust 4.739%, 07/15/30	2,748,505	2,856,244
5.224%, 07/15/37 (144A) (a)	586,131	587,063
5.276%, 02/15/41 (a)	930,000	915,713
5.878%, 06/15/38 (a)	2,000,000	2,076,696
Merrill Lynch Mortgage Trust 5.280%, 11/12/37 (a)	1,483,000	1,559,676
ML-CFC Commercial Mortgage Trust 5.409%, 07/12/46 (a)	2,821,952	3,084,492
Morgan Stanley Capital I Trust 4.780%, 12/13/41	2,654,560	2,715,063
5.310%, 01/13/41 (144A) (a)	1,800,000	1,798,506
5.417%, 03/12/44 (a)	2,750,000	2,936,106
5.497%, 03/12/44 (a)	3,100,000	3,212,087
Talisman-6 Finance plc 0.404%, 10/22/16 (EUR) (a)	2,432,031	3,144,998
Wachovia Bank Commercial Mortgage Trust 5.051%, 10/15/35 (144A) (a)	1,200,000	1,182,420
5.209%, 12/15/35 (a)	1,730,000	1,727,943
5.287%, 03/15/42 (a)	1,000,000	1,036,207
5.515%, 01/15/45 (a)	5,300,000	5,632,496
5.724%, 05/15/43 (a)	2,700,000	2,508,462
5.795%, 07/15/45 (a)	2,400,000	2,614,879

		120,169,111

Total Mortgage-Backed Securities (Cost $169,907,052)		172,422,409

Asset-Backed Securities—6.5%

Asset-Backed - Automobile—0.2%
Ford Credit Auto Owner Trust 1.150%, 06/15/17	2,750,000	2,770,028

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Credit Card—1.5%
Capital One Multi-Asset Execution Trust 5.050%, 12/17/18	5,240,000	$5,708,315
Citibank Credit Card Issuance Trust 4.150%, 07/07/17	2,350,000	2,476,540
5.100%, 11/20/17	5,300,000	5,738,967
5.300%, 03/15/18	1,760,000	1,931,470
Discover Card Execution Note Trust 0.747%, 03/15/18 (a)	4,170,000	4,198,198

		20,053,490

Asset-Backed - Home Equity—0.7%
Argent Securities, Inc. 0.525%, 10/25/35 (a)	1,270,000	1,138,286
Bayview Financial Acquisition Trust 0.797%, 08/28/44 (a)	1,419,143	1,396,226
GSAA Home Equity Trust 1.110%, 02/25/35 (a)	2,622,000	2,389,531
Home Loan Trust 5.480%, 06/25/34	802,692	832,836
MASTR Asset Backed Securities Trust 1.260%, 09/25/34 (a)	1,400,000	1,363,947
Morgan Stanley ABS Capital I, Inc. Trust 1.365%, 05/25/33 (a)	473,968	441,209
NovaStar Mortgage Funding Trust 1.815%, 03/25/35 (a)	800,000	784,295
Wells Fargo Home Equity Trust 0.535%, 04/25/34 (a)	1,570,000	1,468,473

		9,814,803

Asset-Backed - Other—4.1%
Aames Mortgage Investment Trust 0.870%, 10/25/35 (a)	667,929	666,241
ABSC Manufactured Housing Contract Resecuritization Trust 5.019%, 04/16/30 (144A)	2,759,812	2,814,848
Ameriquest Mortgage Securities, Inc. 0.605%, 08/25/34 (a)	1,566,123	1,538,033
0.990%, 06/25/34 (a)	2,131,056	2,071,141
Apidos CLO XIV 4.850%, 04/15/25 (144A)	1,710,000	1,616,432
ARCap 2004-1 Resecuritization Trust 4.730%, 04/21/24 (144A)	1,755,840	1,776,910
Chase Funding Mortgage Loan Asset-Backed Certificates 5.351%, 02/25/35 (a)	370,408	373,533
Citigroup Mortgage Loan Trust, Inc. 0.315%, 10/25/36 (a)	1,016,513	1,008,688
Conseco Financial Corp. 6.740%, 02/01/31	858,969	865,335
CountryPlace Manufactured Housing Contract Trust 4.800%, 12/15/35 (144A) (a)	178,735	182,441
Countrywide Asset-Backed Certificates 0.405%, 04/25/36 (a)	246,953	246,361
0.675%, 06/25/35 (a)	1,408,205	1,385,698

Asset-Backed - Other—(Continued)
Countrywide Asset-Backed Certificates 0.915%, 03/25/34 (a)	691,000	652,216
1.215%, 12/25/34 (a)	1,122,492	1,114,515
CREST 2003-2 Ltd 5.709%, 12/28/38 (144A)	2,601,640	2,627,396
CREST 2004-1, Ltd. 0.568%, 01/28/20 (144A) (a)	1,585,213	1,509,975
0.728%, 01/28/40 (144A) (a)	4,500,000	4,315,365
CT CDO III, Ltd. 5.471%, 06/25/35 (144A)	2,470,000	2,465,677
CT CDO IV, Ltd. 0.477%, 10/20/43 (144A) (a)	2,925,399	2,773,717
Emerson Park CLO, Ltd. 5.640%, 07/15/25 (144A)	570,000	574,087
GreenPoint Mortgage Funding Trust 0.885%, 07/25/30 (a)	684,356	679,785
GSAMP Trust 1.170%, 06/25/35 (a)	1,564,900	1,470,679
Highbridge Loan Management, Ltd. 5.800%, 10/20/24 (144A)	510,000	511,856
JP Morgan Mortgage Acquisition Trust 0.315%, 05/25/36 (a)	430,413	420,149
Long Beach Mortgage Loan Trust 0.635%, 08/25/35 (a)	1,906,104	1,842,867
Morgan Stanley ABS Capital I, Inc. Trust 0.900%, 01/25/35 (a)	868,424	827,957
Newcastle CDO V, Ltd. 0.588%, 12/24/39 (144A) (a)	1,956,850	1,879,476
Ownit Mortgage Loan Trust 1.095%, 03/25/36 (a)	2,500,000	2,378,893
Park Place Securities, Inc. 0.615%, 09/25/35 (a)	675,000	634,427
1.102%, 10/25/34 (a)	505,678	502,277
1.110%, 02/25/35 (a)	2,780,537	2,755,178
Structured Asset Investment Loan Trust 1.205%, 12/25/34 (a)	3,385,699	3,315,463
Structured Asset Securities Corp. 0.465%, 02/25/36 (a)	2,126,533	2,074,601
Trade MAPS 1, Ltd. 0.870%, 12/10/18 (144A) (a)	5,500,000	5,510,120
Vanderbilt Acquisition Loan Trust 7.330%, 05/07/32 (a)	303,475	329,831

		55,712,168

Total Asset-Backed Securities (Cost $87,430,710)		88,350,489

Floating Rate Loans (a)—6.0%

Aerospace & Defense—0.2%
FGI Operating Co. LLC Term Loan, 4.250%, 04/19/19	2,334,018	2,351,523

Aerospace/Defense—0.1%
Transdigm, Inc. Term Loan C, 3.000%, 02/28/20	835,289	838,614

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Agriculture—0.1%
American Rock Salt Holdings LLC Term Loan, 3.750%, 04/25/17 (b)	1,528,754	$1,536,780

Airlines—0.1%
Delta Air Lines, Inc. Term Loan B, 2.750%, 04/20/17	776,465	781,318

Auto Parts & Equipment—0.1%
Cooper Tire & Rubber Co. Term Loan, 5.750%, 07/11/14	2,000,000	2,000,560

Building Materials—0.1%
Quikrete Holdings, Inc. 1st Lien Term Loan, 3.000%, 09/28/20	1,729,266	1,740,221

Capital Markets—0.2%
Guggenheim Partners LLC Term Loan, 3.250%, 07/17/20	2,703,634	2,733,374

Chemicals—0.8%
Arysta LifeScience Corp. 1st Lien Term Loan, 3.500%, 05/29/20	2,807,522	2,829,028
Axalta Coatings Systems U.S. Holdings, Inc. Term Loan, 3.500%, 02/01/20	2,089,878	2,108,060
Ineos U.S. Finance LLC Term Loan, 3.000%, 05/04/18	1,802,090	1,811,479
MacDermid, Inc. 1st Lien Term Loan, 3.000%, 06/08/20	1,579,209	1,593,517
OCI Beaumont LLC Term Loan B2, 5.000%, 08/20/19	323,016	327,457
Tronox Pigments (Netherlands) B.V. Term Loan, 3.500%, 03/19/20	1,464,568	1,486,170

		10,155,711

Coal—0.0%
Bowie Resource Holdings, LLC 2nd Lien Delayed Draw Term Loan, 1.000%, 02/16/21	476,191	466,667

Commercial Services—0.4%
Interactive Data Corp. Term Loan B, 2.750%, 02/11/18	874,108	876,476
Moneygram International, Inc. Term Loan B, 3.250%, 03/27/20	2,861,852	2,894,048
Otter Products LLC Term Loan B, 4.250%, 04/29/19	905,701	904,569
Weight Watchers International, Inc. Term Loan B2, 3.000%, 04/02/20 (b)	733,754	656,435

		5,331,528

Computers—0.1%
Dell, Inc. Term Loan B, 3.500%, 04/29/20	1,755,859	1,764,015

Distribution/Wholesale—0.1%
WESCO Distribution, Inc. Term Loan B, 3.000%, 12/12/19	1,102,749	1,110,330

Diversified Financial Services—0.1%
TransUnion LLC Term Loan, 3.000%, 02/10/19	1,903,661	1,917,939

Entertainment—0.0%
WMG Acquisition Corp. Term Loan, 2.750%, 07/01/20	210,181	210,549

Food—0.3%
ARAMARK Corp. Extended Synthetic LOC 2, 0.000%, 07/26/16 (c)	25,984	26,085
Extended Term Loan B, 3.500%, 07/26/16	216,555	217,394
Extended Term Loan C, 3.500%, 07/26/16	161,551	162,177
Term Loan D, 3.000%, 09/09/19	940,000	947,238
Del Monte Foods Co. Term Loan, 3.000%, 03/08/18	3,257,363	3,273,633

		4,626,527

Forest Products & Paper—0.0%
Exopack LLC Term Loan B, 4.250%, 05/08/19	538,093	548,182

Healthcare - Services—0.4%
Community Health Systems, Inc. Extended Term Loan, 3.500%, 01/25/17	2,315,428	2,336,950
DaVita, Inc. Term Loan B, 3.000%, 10/20/16	1,473,455	1,485,795
Term Loan B2, 3.000%, 11/01/19	1,603,795	1,618,830

		5,441,575

Insurance—0.0%
Asurion LLC Term Loan B1, 3.250%, 05/24/19	161,024	161,282

Lodging—0.2%
Hilton Worldwide Finance LLC Term Loan B2, 2.750%, 10/26/20	2,846,257	2,875,232

Machinery-Construction & Mining—0.1%
Terex Corp. Term Loan, 2.750%, 04/28/17	798,065	805,715

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Media—0.1%
Cumulus Media Holdings, Inc. Term Loan, 3.250%, 12/12/20	302,700	$304,970
Entravision Communications Corp. Term Loan, 2.500%, 05/29/20	333,724	329,658
Zuffa LLC Term Loan B, 3.500%, 02/25/20	354,932	358,147

		992,775

Mining—0.0%
FMG Resources (August 2006) Pty, Ltd. Term Loan B, 3.250%, 06/28/19	554,748	562,723

Oil & Gas—0.4%
Oxbow Carbon LLC Term Loan B, 3.250%, 07/19/19	1,677,636	1,688,121
Pacific Drilling S.A. Term Loan B, 3.500%, 06/04/18	2,983,670	3,019,116

		4,707,237

Packaging & Containers—0.3%
Reynolds Group Holdings, Inc. Term Loan, 3.000%, 12/03/18	3,460,403	3,496,962

Pharmaceuticals—0.1%
Aptalis Pharma, Inc. Term Loan B, 5.000%, 09/18/20	612,864	624,867
Valeant Pharmaceuticals International, Inc. Term Loan E, 3.750%, 08/05/20	556,667	561,249

		1,186,116

Retail—1.0%
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 3.500%, 09/26/19	3,153,285	3,176,477
Evergreen Acquisition Co. 1 L.P. Term Loan, 3.750%, 07/09/19	2,338,211	2,350,264
Harbor Freight Tools USA, Inc. 1st Lien Term Loan, 3.750%, 07/26/19	2,270,504	2,300,860
Hudson’s Bay Co. 1st Lien Term Loan, 3.750%, 11/04/20	977,758	995,055
Neiman Marcus Group, Inc. (The) Term Loan B, 4.000%, 10/26/20	441,230	447,390
P.F. Chang’s China Bistro, Inc. Term Loan, 3.250%, 06/22/19	282,900	283,961
Party City Holdings, Inc. Term Loan B, 3.250%, 07/29/19	1,818,266	1,828,921
Sears Holding Corp. Term Loan, 4.500%, 06/30/18	2,227,530	2,245,896

		13,628,824

Semiconductors—0.1%
Freescale Semiconductor, Inc. Term Loan, 3.750%, 06/01/16 (b)	1,000,000	880,000

Software—0.2%
BMC Software Finance, Inc. Term Loan, 4.000%, 09/10/20	2,990,474	3,008,417

Telecommunications—0.3%
Intelsat Jackson Holdings S.A. Term Loan B1, 2.750%, 04/02/18	2,092,148	2,111,762
Term Loan B2, 2.750%, 06/30/19	1,776,335	1,792,988
UPC Financing Partnership Term Loan AF, 3.000%, 01/29/21	238,500	239,741

		4,144,491

Trucking & Leasing—0.1%
Global TIP Finance B.V. Term Loan C, 5.500%, 10/23/20	700,000	682,500

Total Floating Rate Loans (Cost $80,306,078)		80,687,687

Foreign Government—4.9%

Banks—0.6%
Bank Negara Malaysia Monetary Notes 2.723%, 09/18/14 (MYR) (d)	360,000	107,631
2.725%, 09/09/14 (MYR) (d)	395,000	118,180
2.742%, 05/27/14 (MYR) (d)	990,000	298,742
2.742%, 05/27/14 (MYR) (d)	210,000	63,369
2.743%, 05/20/14 (MYR) (d)	350,000	105,676
2.743%, 02/18/14 (MYR) (d)	200,000	60,827
2.744%, 05/20/14 (MYR) (d)	330,000	99,637
2.744%, 05/15/14 (MYR) (d)	460,000	138,945
2.746%, 02/06/14 (MYR) (d)	15,000	4,566
2.750%, 11/06/14 (MYR) (d)	835,000	44,675
2.750%, 03/20/14 (MYR) (d)	240,000	72,818
2.751%, 07/08/14 (MYR) (d)	180,000	54,130
2.752%, 06/05/14 (MYR) (d)	442,000	133,280
2.752%, 07/08/14 (MYR) (d)	100,000	30,072
2.752%, 08/14/14 (MYR) (d)	530,000	158,901
2.755%, 06/05/14 (MYR) (d)	430,000	129,661
2.760%, 06/17/14 (MYR) (d)	1,840,000	554,284
2.760%, 08/21/14 (MYR) (d)	50,000	14,982
2.761%, 04/15/14 (MYR) (d)	30,000	9,083
2.762%, 07/24/14 (MYR) (d)	500,000	150,163
2.762%, 03/27/14 (MYR) (d)	240,000	72,788
2.764%, 07/15/14 (MYR) (d)	330,000	99,181
2.764%, 06/03/14 (MYR) (d)	2,380,000	717,776
2.768%, 02/25/14 (MYR) (d)	60,000	18,238
2.769%, 02/25/14 (MYR) (d)	100,000	30,397
2.769%, 11/06/14 (MYR) (d)	835,000	248,689
2.770%, 10/16/14 (MYR) (d)	290,000	86,509
2.770%, 04/24/14 (MYR) (d)	170,000	51,436
2.770%, 01/09/14 (MYR) (d)	455,000	138,830

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Bank Negara Malaysia Monetary Notes 2.771%, 03/27/14 (MYR) (d)	40,000	$12,131
2.777%, 03/27/14 (MYR) (d)	10,000	3,033
2.779%, 08/05/14 (MYR) (d)	530,000	159,016
2.780%, 01/16/14 (MYR) (d)	880,000	268,439
2.786%, 10/02/14 (MYR) (d)	425,000	126,922
2.789%, 03/13/14 (MYR) (d)	60,000	18,215
2.789%, 07/24/14 (MYR) (d)	80,000	24,026
2.790%, 07/15/14 (MYR) (d)	80,000	24,044
2.794%, 10/16/14 (MYR) (d)	870,000	259,527
2.799%, 05/27/14 (MYR) (d)	125,000	37,720
2.799%, 05/15/14 (MYR) (d)	190,000	57,390
2.800%, 04/03/14 (MYR) (d)	130,000	39,408
2.809%, 06/10/14 (MYR) (d)	140,000	42,198
2.809%, 06/05/14 (MYR) (d)	550,000	165,846
2.818%, 08/21/14 (MYR) (d)	140,000	41,950
2.821%, 03/20/14 (MYR) (d)	210,000	63,715
2.839%, 06/19/14 (MYR) (d)	1,310,000	394,561
2.841%, 10/28/14 (MYR) (d)	1,045,000	311,433
2.845%, 01/09/14 (MYR) (d)	140,000	42,717
2.846%, 01/23/14 (MYR) (d)	160,000	48,764
2.864%, 06/12/14 (MYR) (d)	520,000	156,686
2.873%, 01/30/14 (MYR) (d)	130,000	39,598
2.876%, 01/23/14 (MYR) (d)	10,000	3,048
Korea Monetary Stabilization Bonds 2.470%, 04/02/15 (KRW)	650,000,000	614,044
2.740%, 02/02/15 (KRW)	179,540,000	170,178
2.840%, 12/02/14 (KRW)	715,040,000	678,567
Monetary Authority of Singapore 0.290%, 02/03/14 (SGD) (d)	740,000	586,261

		8,202,903

Sovereign—4.3%
Hungary Government Bonds 5.500%, 02/12/14 (HUF)	1,500,000	6,958
5.500%, 12/22/16 (HUF)	38,490,000	185,094
5.500%, 12/20/18 (HUF)	27,110,000	129,717
6.750%, 11/24/17 (HUF)	3,690,000	18,497
7.750%, 08/24/15 (HUF)	3,800,000	18,806
8.000%, 02/12/15 (HUF)	12,120,000	59,019
Hungary Government International Bond 6.750%, 07/28/14 (EUR)	700,000	992,890
Hungary Treasury Bills 3.933%, 06/25/14 (HUF) (d)	9,860,000	45,002
4.251%, 03/05/14 (HUF) (d)	28,280,000	130,220
4.320%, 01/08/14 (HUF) (d)	6,470,000	29,898
4.369%, 03/05/14 (HUF) (d)	137,420,000	632,773
4.396%, 03/05/14 (HUF) (d)	48,500,000	223,326
4.448%, 01/08/14 (HUF) (d)	68,710,000	317,508
Indonesia Government International Bond 7.500%, 01/15/16 (144A)	10,000,000	11,000,000
Ireland Government Bonds 4.000%, 01/15/14 (EUR)	250,000	344,250
4.600%, 04/18/16 (EUR)	3,078,000	4,586,324

Sovereign—(Continued)
Korea Treasury Bonds 2.750%, 12/10/15 (KRW)	1,273,840,000	1,206,081
3.000%, 12/10/16 (KRW)	11,000,000,000	10,465,859
3.250%, 12/10/14 (KRW)	62,530,000	59,567
3.250%, 06/10/15 (KRW)	186,850,000	178,301
Malaysia Government Bonds 3.197%, 10/15/15 (MYR)	2,010,000	612,412
3.434%, 08/15/14 (MYR)	1,400,000	428,637
3.741%, 02/27/15 (MYR)	4,515,000	1,385,269
3.835%, 08/12/15 (MYR)	7,255,000	2,233,065
4.720%, 09/30/15 (MYR)	130,000	40,656
Malaysia Treasury Bill 2.804%, 05/30/14 (MYR) (d)	80,000	24,130
Mexican Bonos 6.000%, 06/18/15 (MXN)	101,000	7,984
6.250%, 06/16/16 (MXN)	2,287,000	183,934
7.000%, 06/19/14 (MXN)	19,820,000	1,541,845
7.250%, 12/15/16 (MXN)	50,649,000	4,174,899
8.000%, 12/17/15 (MXN)	32,714,000	2,701,761
9.500%, 12/18/14 (MXN)	28,960,000	2,337,672
Mexico Cetes 3.568%, 03/20/14 (MXN) (d)	52,840,000	401,671
3.644%, 04/30/14 (MXN) (d)	2,130,000	16,126
3.683%, 04/03/14 (MXN) (d)	2,140,000	16,246
3.690%, 01/09/14 (MXN) (d)	2,140,000	16,377
3.868%, 04/30/14 (MXN) (d)	5,080,000	38,461
3.871%, 04/30/14 (MXN) (d)	4,930,000	37,325
3.980%, 01/09/14 (MXN) (d)	8,796,000	67,316
Philippine Treasury Bill 0.173%, 08/06/14 (PHP) (d)	87,600,000	1,969,073
Poland Government Bonds Zero Coupon, 07/25/14 (PLN)	60,000	19,596
Zero Coupon, 07/25/15 (PLN)	820,000	260,078
Zero Coupon, 01/25/16 (PLN)	6,309,000	1,963,046
2.710%, 01/25/17 (PLN) (a)	5,746,000	1,895,141
2.710%, 01/25/21 (PLN) (a)	5,829,000	1,885,084
5.000%, 04/25/16 (PLN)	1,525,000	525,993
5.500%, 04/25/15 (PLN)	561,000	192,250
6.250%, 10/24/15 (PLN)	1,551,000	544,087
Singapore Treasury Bill 0.228%, 05/16/14 (SGD) (d)	1,650,000	1,306,246

		57,456,470

Total Foreign Government (Cost $65,041,492)		65,659,373

Municipals—2.3%
Acalanes Union High School District, General Obligation Unlimited 1.427%, 08/01/18	1,000,000	961,690
Alabama Public School & College Authority 5.000%, 12/01/25	2,500,000	2,762,350
California State Public Works Board 3.183%, 12/01/14	3,685,000	3,728,151

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Municipals—(Continued)

Security Description	Contracts/ Principal Amount*/ Notional Amount	Value
City of Burleson, Texas, Refunding, General Obligation, Ltd. 3.000%, 03/01/14	1,010,000	$1,014,362
City of Cleveland, Ohio, Public Improvements, General Obligation, Ltd. 2.250%, 12/01/15	1,295,000	1,329,046
New York State Dormitory Authority, Revenue, Refunding 4.000%, 10/01/14	2,085,000	2,141,212
New York State Urban Development Corp., Revenue, Refunding 5.000%, 01/01/15	2,000,000	2,093,500
Puerto Rico Sales Tax Financing Corp. Zero Coupon, 08/01/45	3,655,000	403,731
Zero Coupon, 08/01/46	500,000	51,375
Reading School District, Refunding, General Obligation Unlimited 5.000%, 04/01/15	2,500,000	2,615,675
State Board of Administration Finance Corp. 2.107%, 07/01/18	2,000,000	1,952,180
State of Arkansas 3.250%, 06/15/22	2,500,000	2,551,475
State of California 5.000%, 05/15/48 (a)	2,300,000	2,662,664
State of Illinois, Refunding, General Obligation Unlimited 5.000%, 01/01/16	2,500,000	2,687,175
State of Minnesota 2.500%, 08/01/18	1,250,000	1,271,550
State of Rhode Island 5.000%, 08/01/19	2,250,000	2,577,690

Total Municipals (Cost $31,238,957)		30,803,826

Purchased Options—0.0%

Call Options—0.0%
USD Currency, Strike Price KRW 1072.65, Expires 05/28/14 (USD)(Counterparty - Citibank N.A.)	6,700,000	100,252

Put Options—0.0%
EUR Currency, Strike Price PLN 4.23, Expires 04/24/14 (EUR)(Counterparty - Barclays Bank plc)	2,812,971	86,173
EUR Currency, Strike Price SEK 8.955, Expires 05/24/14 (EUR)(Counterparty - Barclays Bank plc)	7,800,000	254,720
EUR Currency, Strike Price USD 1.32, Expires 02/06/14 (EUR)(Counterparty - Citibank N.A.)	20,000,000	24,542

		365,435

Total Purchased Options (Cost $940,251)		465,687

Common Stock—0.0%
Security Description	Shares/ Principal Amount*	Value

Paper & Forest Products—0.0%
NewPage Corp. (e) (Cost $554,408)	2,400	$204,000

Short-Term Investment—1.3%

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $17,741,000 on 01/02/14, collateralized by $18,080,000 U.S. Treasury Note at 0.250% due 02/28/14 with a value of $18,100,051.	17,741,000	17,741,000

Total Short-Term Investment (Cost $17,741,000)		17,741,000

Total Investments—100.4% (Cost $1,344,879,868)		1,356,901,806
Unfunded Loan Commitments—(0.2)% (Cost $(3,000,000))		(3,000,000)
Net Investments—100.2% (Cost $1,341,879,868) (f)		1,353,901,806
Other assets and liabilities (net)—(0.2)%		(2,510,828)

Net Assets—100.0%		$1,351,390,978

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(c)	This loan will settle after December 31, 2013, at which time the interest rate will be determined.
(d)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(e)	Non-income producing security.
(f)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,355,329,782. The aggregate unrealized appreciation and depreciation of investments were $15,509,757 and $(16,937,733), respectively, resulting in net unrealized depreciation of $(1,427,976) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $186,008,612, which is 13.8% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

(DKK)—	Danish Krone
(EUR)—	Euro
(HUF)—	Hungarian Forint
(KRW)—	South Korea Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	4,377,547	Deutsche Bank AG	03/31/14	$4,468,600	$(582,192)
CAD	259,000	Citibank N.A.	02/11/14	256,405	(12,817)
CAD	194,000	Deutsche Bank AG	02/12/14	191,467	(9,016)
CAD	130,000	Deutsche Bank AG	02/14/14	128,180	(5,925)
CAD	260,000	Deutsche Bank AG	02/19/14	256,115	(11,635)
CAD	261,000	Deutsche Bank AG	02/20/14	255,842	(10,428)
CAD	262,000	Barclays Bank plc	02/21/14	255,805	(9,457)
CAD	131,000	Barclays Bank plc	02/24/14	127,512	(4,347)
CAD	211,000	Barclays Bank plc	02/25/14	204,339	(5,964)
CAD	132,000	Deutsche Bank AG	02/25/14	127,949	(3,847)
CAD	185,000	Barclays Bank plc	02/26/14	178,904	(4,977)
CAD	132,000	HSBC Bank plc	03/06/14	127,398	(3,324)
CAD	165,000	Barclays Bank plc	03/07/14	158,881	(3,793)
CAD	144,000	HSBC Bank plc	03/07/14	138,413	(3,063)
CAD	1,042,200	Deutsche Bank AG	05/28/14	1,000,000	(22,369)
CHF	40,250	Deutsche Bank AG	04/16/14	43,917	1,242
CHF	1,440,250	Deutsche Bank AG	04/16/15	1,593,197	31,068
CLP	1,129,880,000	Deutsche Bank AG	05/09/14	2,299,074	(178,084)
CLP	1,133,875,000	JPMorgan Chase Bank N.A.	05/09/14	2,308,847	(180,358)
EUR	1,661,000	Deutsche Bank AG	01/23/14	2,204,977	80,038
EUR	296,000	Deutsche Bank AG	01/30/14	398,860	8,342
EUR	3,300,000	Deutsche Bank AG	02/03/14	4,471,665	68,077
EUR	2,895,000	Deutsche Bank AG	02/05/14	3,937,200	45,390
EUR	1,381,542	Deutsche Bank AG	02/06/14	1,842,839	57,718
EUR	3,400,000	Deutsche Bank AG	02/06/14	4,535,260	142,046
EUR	2,414,290	Deutsche Bank AG	04/22/14	3,272,329	49,017
EUR	2,035,710	Deutsche Bank AG	05/12/14	2,759,405	41,198
INR	6,818,000	JPMorgan Chase Bank N.A.	02/06/14	107,617	1,705
INR	83,274,000	Deutsche Bank AG	02/07/14	1,315,379	19,545
SEK	11,363,310	Deutsche Bank AG	05/28/14	1,700,000	62,405
SGD	1,623,132	Deutsche Bank AG	05/06/14	1,315,209	(28,852)
SGD	1,629,622	Morgan Stanley & Co. LLC	05/08/14	1,312,613	(21,107)
SGD	3,496,264	Morgan Stanley & Co. LLC	11/17/14	2,805,203	(33,570)

Contracts to Deliver
AUD	2,422,547	Deutsche Bank AG	03/31/14	$2,309,656	$158,907
AUD	1,180,000	Deutsche Bank AG	03/31/14	1,089,376	41,766
AUD	775,000	Deutsche Bank AG	03/31/14	690,990	2,941
CHF	40,250	Deutsche Bank AG	04/16/14	44,732	(427)
CHF	1,440,250	Deutsche Bank AG	04/16/15	1,621,355	(2,910)
CLP	742,000,000	Deutsche Bank AG	05/09/14	1,391,337	(1,532)
DKK	46,800,000	Deutsche Bank AG	01/09/14	8,264,171	(366,531)
DKK	20,000,000	Deutsche Bank AG	09/11/14	3,564,872	(130,229)
DKK	19,000,000	Deutsche Bank AG	09/26/14	3,448,276	(62,455)
EUR	3,100,000	Deutsche Bank AG	01/23/14	4,183,450	(81,178)
EUR	3,653,125	Deutsche Bank AG	01/30/14	4,897,745	(127,793)
EUR	1,461,250	Deutsche Bank AG	01/30/14	1,946,531	(63,684)
EUR	1,355,480	Deutsche Bank AG	01/30/14	1,827,932	(36,777)

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
EUR	3,300,000	Deutsche Bank AG	02/03/14	$4,483,545	$(56,197)
EUR	5,000,000	Deutsche Bank AG	02/05/14	6,768,500	(109,893)
EUR	3,400,000	Deutsche Bank AG	02/06/14	4,441,420	(235,886)
EUR	1,816,000	Deutsche Bank AG	02/06/14	2,334,468	(163,764)
EUR	152,186	Barclays Bank plc	02/27/14	203,281	(6,077)
EUR	30,815	Barclays Bank plc	02/27/14	41,162	(1,230)
EUR	87,929	UBS AG	02/28/14	117,760	(3,202)
EUR	395,300	Deutsche Bank AG	03/18/14	512,985	(30,817)
EUR	118,600	JPMorgan Chase Bank N.A.	03/19/14	155,396	(7,759)
EUR	198,000	JPMorgan Chase Bank N.A.	03/20/14	257,398	(14,985)
EUR	198,000	JPMorgan Chase Bank N.A.	03/21/14	256,219	(16,164)
EUR	198,000	JPMorgan Chase Bank N.A.	03/24/14	257,177	(15,205)
EUR	158,000	JPMorgan Chase Bank N.A.	03/25/14	204,548	(12,808)
EUR	3,060,000	Deutsche Bank AG	03/26/14	3,921,390	(288,158)
EUR	178,275	Deutsche Bank AG	03/26/14	232,168	(13,080)
EUR	2,752,764	Deutsche Bank AG	04/03/14	3,537,715	(249,178)
EUR	1,689,780	Deutsche Bank AG	04/10/14	2,217,025	(107,574)
EUR	2,414,290	Deutsche Bank AG	04/22/14	3,169,480	(151,866)
EUR	513,104	Deutsche Bank AG	04/22/14	676,066	(29,813)
EUR	300,000	Deutsche Bank AG	05/05/14	397,050	(15,668)
EUR	1,824,000	Deutsche Bank AG	05/07/14	2,399,326	(110,004)
EUR	6,170,000	Goldman Sachs & Co.	05/07/14	8,117,252	(370,997)
EUR	2,350,000	Goldman Sachs & Co.	05/08/14	3,077,584	(155,384)
EUR	400,000	Deutsche Bank AG	05/09/14	525,100	(25,193)
EUR	2,750,000	Deutsche Bank AG	05/12/14	3,632,750	(150,529)
EUR	2,909,965	Citibank N.A.	05/13/14	3,840,718	(162,637)
EUR	715,290	Deutsche Bank AG	05/28/14	928,053	(56,019)
EUR	693,000	Goldman Sachs & Co.	05/30/14	893,519	(59,889)
EUR	3,500,000	Deutsche Bank AG	06/02/14	4,595,150	(220,062)
EUR	35,796	Deutsche Bank AG	06/05/14	46,582	(2,666)
EUR	93,500	Deutsche Bank AG	06/09/14	122,772	(5,864)
EUR	5,666,000	Deutsche Bank AG	06/20/14	7,795,283	(37)
EUR	755,100	Deutsche Bank AG	07/03/14	986,463	(52,426)
EUR	1,905,310	Deutsche Bank AG	07/17/14	2,508,721	(112,753)
EUR	923,000	Barclays Bank plc	07/28/14	1,222,421	(47,550)
EUR	410,000	Deutsche Bank AG	07/29/14	543,393	(20,734)
EUR	1,046,650	Barclays Bank plc	08/04/14	1,389,794	(50,334)
EUR	46,169	Citibank N.A.	08/08/14	61,465	(2,062)
EUR	5,933	Citibank N.A.	08/11/14	7,906	(258)
EUR	1,000,000	Deutsche Bank AG	08/20/14	1,334,000	(41,996)
EUR	17,272	Barclays Bank plc	08/25/14	23,155	(612)
EUR	31,978	Barclays Bank plc	09/19/14	42,723	(1,282)
EUR	21,514	Barclays Bank plc	09/24/14	29,125	(481)
EUR	1,618,079	JPMorgan Chase Bank N.A.	10/23/14	2,223,969	(2,894)
INR	6,818,000	JPMorgan Chase Bank N.A.	02/06/14	107,353	(1,968)
INR	83,274,000	Deutsche Bank AG	02/07/14	1,299,126	(35,798)
JPY	64,350,000	HSBC Bank plc	02/12/14	691,846	80,688
JPY	64,319,000	JPMorgan Chase Bank N.A.	02/12/14	691,877	81,013
JPY	85,250,000	Citibank N.A.	02/13/14	922,544	112,886
JPY	42,690,000	JPMorgan Chase Bank N.A.	02/13/14	461,279	55,833
JPY	42,710,000	JPMorgan Chase Bank N.A.	02/18/14	461,271	55,624
JPY	42,570,000	Citibank N.A.	02/19/14	461,221	56,902
JPY	42,760,000	Goldman Sachs & Co.	02/19/14	461,290	55,166
JPY	21,350,000	Barclays Bank plc	02/25/14	230,626	27,843
JPY	42,660,000	Barclays Bank plc	02/27/14	461,266	56,075
JPY	14,279,000	Deutsche Bank AG	02/27/14	155,996	20,372
JPY	436,983,750	Deutsche Bank AG	05/07/14	4,500,000	347,712

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
JPY	55,178,000	Deutsche Bank AG	05/12/14	$559,842	$35,514
JPY	281,655,500	Morgan Stanley & Co. LLC	05/12/14	2,863,255	186,829
JPY	265,900,000	Morgan Stanley & Co. LLC	05/19/14	2,609,319	82,489
JPY	82,910,000	Barclays Bank plc	06/10/14	851,965	63,959
JPY	88,300,000	HSBC Bank plc	06/10/14	912,831	73,596
JPY	59,880,000	JPMorgan Chase Bank N.A.	06/10/14	608,559	39,438
JPY	29,200,000	Deutsche Bank AG	06/11/14	303,863	26,334
JPY	81,810,000	JPMorgan Chase Bank N.A.	06/11/14	851,978	74,421
JPY	34,500,000	JPMorgan Chase Bank N.A.	06/17/14	365,137	37,221
SEK	11,363,310	Deutsche Bank AG	05/28/14	1,714,854	(47,550)

Net Unrealized Depreciation					$(2,894,624)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	03/31/14	830	USD	182,797,505	$(353,130)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/20/14	(248)	USD	(31,069,130)	553,505
U.S. Treasury Note 5 Year Futures	03/31/14	(360)	USD	(43,511,991)	559,490

Net Unrealized Appreciation					$759,865

Written Options

	Strike Price	Counterparty	Expiration Date	Notional	Premiums Received	Market Value	Unrealized Appreciation
Put - USD Currency, KRW	1,123.85	Citibank N.A.	05/28/14	(6,700,000)	$(70,946)	$(42,525)	$28,421

Swap Agreements

Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/(Received)	Unrealized (Depreciation)
Floating rate equal to 3Month UDS-LIBOR based on the notional amount of currency delivered	Fixed rate equal to 2.750% based on the notional amount of currency received	03/23/18	Citibank N.A.	$6,760,000	EUR	5,000,000	$(154,921)	$(1,253)	$(153,668)

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Credit Default Swaps on corporate and sovereign issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Centex Corp. 5.250%, due 06/15/2015	(5.000%)	06/20/15	JPMorgan Chase Bank N.A.	0.110%	$3,000,000	$(217,238)	$(137,578)	$(79,660)
Centex Corp. 5.250%, due 06/15/2015	(5.000%)	06/20/16	Credit Suisse International	0.162%	6,000,000	(720,088)	(737,831)	17,743
Constellation Brands, Inc. 7.250%, due 09/01/2016	(5.000%)	09/20/16	Barclays Bank plc	0.501%	2,000,000	(244,389)	(241,928)	(2,461)
Constellation Brands, Inc. 7.250%, due 09/01/2016	(5.000%)	06/20/17	Barclays Bank plc	0.669%	2,000,000	(296,985)	(262,181)	(34,804)
D.R. Horton, Inc. 5.250% due 02/15/2015	(5.000%)	03/20/16	JPMorgan Chase Bank N.A.	0.502%	3,425,000	(342,175)	(394,626)	52,451
D.R. Horton, Inc. 5.250% due 02/15/2015	(5.000%)	06/20/17	Citibank N.A.	0.937%	2,000,000	(277,468)	(281,353)	3,885
Dean Foods Co. 7.000%, due 06/01/2016	(5.000%)	06/20/16	JPMorgan Chase Bank N.A.	0.827%	1,771,000	(181,823)	(171,491)	(10,332)
Embarq Corp. 7.082%, due 06/01/2016	(5.000%)	06/20/16	Credit Suisse International	0.684%	2,071,000	(220,349)	(247,588)	27,239
First Data Corp. 12.625%, due 01/15/2021	(5.000%)	03/20/15	Barclays Bank plc	0.807%	1,600,000	(81,976)	(99,699)	17,723
First Data Corp. 12.625%, due 01/15/2021	(5.000%)	03/20/15	Barclays Bank plc	0.807%	2,600,000	(133,211)	(120,307)	(12,904)
Ford Motor Credit Co. LLC 5.000%, 05/15/2018	(5.000%)	06/20/15	Credit Suisse International	0.363%	10,000,000	(684,441)	(837,653)	153,212
Hospitality Properties Trust 5.125%, due 02/15/2015	(5.000%)	03/20/17	Credit Suisse International	0.953%	5,000,000	(631,932)	(663,898)	31,966
Indonesia of Republic 6.875%, due 03/09/2017	(5.000%)	03/20/16	Credit Suisse International	1.073%	5,000,000	(432,156)	(413,099)	(19,057)
Indonesia of Republic 7.250%, due 04/20/2015	(5.000%)	03/20/16	Credit Suisse International	1.073%	5,000,000	(432,156)	(466,254)	34,098
Merrill Lynch & Co., Inc. 5.000%, due 01/15/2015	(1.000%)	09/20/17	Credit Suisse International	0.561%	2,000,000	(32,223)	4,498	(36,721)
Tenet Healthcare Corp. 6.875%, due 11/15/2031	(5.000%)	12/05/16	Barclays Bank plc	1.774%	3,500,000	(327,729)	(322,116)	(5,613)
Toll Brothers, Inc. 5.150%, due 05/15/2015	(5.000%)	06/20/15	Credit Suisse International	0.286%	3,000,000	(209,146)	(330,262)	121,116
Toll Brothers, Inc. 5.150%, due 05/15/2015	(5.000%)	06/20/15	Credit Suisse International	0.286%	3,000,000	(209,146)	(316,024)	106,878

Totals						$(5,674,631)	$(6,039,390)	$364,759

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Credit Default Swaps on corporate and sovereign issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Bank of America Corp. 5.650%, due 05/01/2018	1.000%	09/20/17	Credit Suisse International	0.561%	$2,000,000	$32,223	$(4,498)	$36,721
Berkshire Hathaway, Inc. 1.900%, due 01/31/2017	1.000%	09/20/15	Barclays Bank plc	0.249%	1,800,000	23,393	21,363	2,030
Berkshire Hathaway, Inc. 2.450%, due 05/15/2015	1.000%	09/20/17	Barclays Bank plc	0.493%	6,000,000	111,823	(84,614)	196,437
Celanese US Holdings LLC 3.246%, due 10/31/2016	1.800%	06/20/16	Credit Suisse International	1.353%	500,000	5,280	—	5,280
First Data Corp. 12.625%, due 01/15/2021	5.000%	03/20/16	Barclays Bank plc	1.731%	2,000,000	143,418	(5,000)	148,418
First Data Corp. 12.625%, due 01/15/2021	5.000%	03/20/16	Barclays Bank plc	1.731%	1,000,000	71,709	39,817	31,892
People’s Republic of China 4.25%, due 10/28/2014	1.000%	12/20/18	Citibank N.A.	0.753%	3,000,000	35,577	43,583	(8,006)
Republic of Lithuania 4.500%, due 03/05/2013	1.000%	06/20/16	Credit Suisse International	0.595%	400,000	3,995	(18,566)	22,561
Tenet Healthcare Corp. 6.875%, due 11/15/2031	5.000%	12/20/18	Barclays Bank plc	3.473%	2,500,000	171,435	169,065	2,370

Totals						$598,853	$161,150	$437,703

Credit Default Swaps on credit indices—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation
Markit CMBX North America, AJ Tranche, Series 2	1.090%	03/15/49	Credit Suisse International	0.000%	$1,100,000	$(116,552)	$(165,688)	$49,136
Markit CMBX North America, AJ Tranche, Series 2	1.090%	03/15/49	Credit Suisse International	0.000%	1,200,000	(127,148)	(168,786)	41,638
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	1.293%	2,328,000	103,829	29,100	74,729
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	1.293%	2,328,000	103,829	32,010	71,819
Markit LCDX North America, Series 19	2.500%	12/20/17	Barclays Bank plc	1.293%	1,067,000	47,588	15,045	32,543
Markit LCDX North America, Series 20	2.500%	06/20/18	Barclays Bank plc	1.422%	1,980,000	87,021	79,200	7,821
Markit LCDX North America, Series 20	2.500%	06/20/18	Credit Suisse International	1.422%	1,881,000	82,670	58,781	23,889
Markit LCDX North America, Series 21	2.500%	12/20/18	Credit Suisse International	1.456%	6,200,000	289,333	286,750	2,583
Markit LCDX North America, Series 21	2.500%	12/20/18	Credit Suisse International	1.456%	1,700,000	79,333	68,000	11,333
Markit MCDX North America, Series 21	1.000%	12/20/18	Citibank N.A.	1.400%	11,500,000	(196,667)	(226,006)	29,339

Totals						$353,236	$8,406	$344,830

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(CMBX)—	Commercial Mortgage-Backed Index
(DKK)—	Danish Krone
(EUR)—	Euro
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korea Won
(LCDX)—	First Lien Leveraged Loan Index
(MCDX)—	Municipal Single Name Index
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$528,707,401	$—	$528,707,401
Total U.S. Treasury & Government Agencies*	—	371,859,934	—	371,859,934
Total Mortgage-Backed Securities*	—	172,422,409	—	172,422,409
Total Asset-Backed Securities*	—	88,350,489	—	88,350,489
Total Floating Rate Loans* (Less Unfunded Loan Commitments)	—	77,687,687	—	77,687,687
Total Foreign Government*	—	65,659,373	—	65,659,373
Total Municipals	—	30,803,826	—	30,803,826
Total Purchased Options*	—	465,687	—	465,687
Total Common Stock*	—	204,000	—	204,000
Total Short-Term Investment*	—	17,741,000	—	17,741,000
Total Net Investments	$—	$1,353,901,806	$—	$1,353,901,806

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,381,320	$—	$2,381,320
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,275,944)	—	(5,275,944)
Total Forward Contracts	$—	$(2,894,624)	$—	$(2,894,624)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,112,995	$—	$—	$1,112,995
Futures Contracts (Unrealized Depreciation)	(353,130)	—	—	(353,130)
Total Futures Contracts	$759,865	$—	$—	$759,865
Written Options at Value	—	(42,525)	—	(42,525)
Swap Contracts
Swap Contracts at Value (Assets)	$—	$1,392,456	$—	$1,392,456
Swap Contracts at Value (Liabilities)	—	(6,269,919)	—	(6,269,919)
Total Swap Contracts	$—	$(4,877,463)	$—	$(4,877,463)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,353,901,806
Cash	2,500,747
Cash denominated in foreign currencies (c)	622,700
Cash collateral (d)	4,842,106
Swap contracts at market value (e)	1,392,456
Unrealized appreciation on forward foreign currency exchange contracts	2,381,320
Receivable for:
Investments sold	2,786,495
Fund shares sold	1,837,001
Principal paydowns	172,240
Dividends and interest	9,333,867
Variation margin on futures contracts	76,374
Interest on swap contracts	37,195
Prepaid expenses	2,983

Total Assets	1,379,887,290
Liabilities
Written options at value (f)	42,525
Swap contracts at value (g)	6,269,919
Unrealized depreciation on forward foreign currency exchange contracts	5,275,944
Payables for:
Investments purchased	15,822,269
Fund shares redeemed	111,984
Interest on swap contracts	153,751
Accrued Expenses:
Management fees	535,830
Distribution and service fees	56,824
Deferred trustees’ fees	34,491
Other expenses	192,775

Total Liabilities	28,496,312

Net Assets	$1,351,390,978

Net assets consist of:
Paid in surplus	$1,341,084,628
Undistributed net investment income	32,225,765
Accumulated net realized loss	(32,878,033)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	10,958,618

Net Assets	$1,351,390,978

Net Assets
Class A	$1,075,667,517
Class B	275,723,461
Capital Shares Outstanding*
Class A	106,758,704
Class B	27,480,771
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.08
Class B	10.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,341,879,868.
(b)	Investments at value includes unfunded loan commitments of $3,000,000.
(c)	Identified cost of cash denominated in foreign currencies was $623,584.
(d)	Includes collateral of $177,106 for futures contracts and $4,665,000 for swap contracts.
(e)	Net premium paid on swap contracts was $730,036.
(f)	Premiums received on written options were $70,946.
(g)	Net premium received on swap contracts was $6,601,123.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Interest	$24,132,733

Total investment income	24,132,733
Expenses
Management fees	5,739,844
Administration fees	27,991
Custodian and accounting fees	393,428
Distribution and service fees—Class B	396,778
Audit and tax services	90,467
Legal	23,321
Trustees’ fees and expenses	30,457
Shareholder reporting	21,090
Insurance	6,742
Miscellaneous	10,693

Total expenses	6,740,811
Less management fee waiver	(271,275)

Net expenses	6,469,536

Net Investment Income	17,663,197

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	3,278,693
Futures contracts	(924,873)
Swap contracts	(1,780,476)
Foreign currency transactions	1,726,620

Net realized gain	2,299,964

Net change in unrealized appreciation (depreciation) on:
Investments	(2,782,955)
Futures contracts	700,156
Written options	28,421
Swap contracts	2,150,064
Foreign currency transactions	(3,282,436)

Net change in unrealized depreciation	(3,186,750)

Net realized and unrealized loss	(886,786)

Net Increase in Net Assets From Operations	$16,776,411

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,663,197	$16,050,641
Net realized gain	2,299,964	931,185
Net change in unrealized appreciation (depreciation)	(3,186,750)	25,354,775

Increase in net assets from operations	16,776,411	42,336,601

From Distributions to Shareholders
Net investment income
Class A	(17,639,187)	(18,675,670)
Class B	(1,756,188)	(1,332,614)

Total distributions	(19,395,375)	(20,008,284)

Increase in net assets from capital share transactions	327,760,599	141,545,050

Total Increase In Net Assets	325,141,635	163,873,367

Net Assets
Beginning of period	1,026,249,343	862,375,976

End of period	$1,351,390,978	$1,026,249,343

Undistributed net investment income
End of period	$32,225,765	$20,021,598

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	14,696,535	$147,589,727	11,073,616	$110,759,964
Reinvestments	1,763,919	17,639,187	1,888,339	18,675,670
Redemptions	(2,592,610)	(25,943,588)	(2,053,499)	(20,427,988)

Net increase	13,867,844	$139,285,326	10,908,456	$109,007,646

Class B
Sales	22,871,088	$228,235,754	5,347,627	$53,337,952
Reinvestments	176,147	1,756,188	135,017	1,332,614
Redemptions	(4,153,055)	(41,516,669)	(2,219,552)	(22,133,162)

Net increase	18,894,180	$188,475,273	3,263,092	$32,537,404

Increase derived from capital shares transactions		$327,760,599		$141,545,050

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011(a)
Net Asset Value, Beginning of Period	$10.12	$9.88	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.16	0.17	0.09
Net realized and unrealized gain (loss) on investments	(0.02)	0.29	(0.21)

Total from investment operations	0.14	0.46	(0.12)

Less Distributions
Distributions from net investment income	(0.18)	(0.22)	0.00

Total distributions	(0.18)	(0.22)	0.00

Net Asset Value, End of Period	$10.08	$10.12	$9.88

Total Return (%) (c)	1.33	4.67	(1.20	) (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.57	0.59	(e)
Net ratio of expenses to average net assets (%) (f)	0.52	0.53	0.56	(e)
Ratio of net investment income to average net assets (%)	1.55	1.70	1.40	(e)
Portfolio turnover rate (%)	67	60	76	(d)
Net assets, end of period (in millions)	$1,075.7	$939.7	$809.9

	Class B
	Year Ended December 31,
	2013	2012	2011(a)
Net Asset Value, Beginning of Period	$10.08	$9.86	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.13	0.14	0.09
Net realized and unrealized gain (loss) on investments	(0.01)	0.29	(0.23)

Total from investment operations	0.12	0.43	(0.14)

Less Distributions
Distributions from net investment income	(0.17)	(0.21)	0.00

Total distributions	(0.17)	(0.21)	0.00

Net Asset Value, End of Period	$10.03	$10.08	$9.86

Total Return (%) (c)	1.16	4.40	(1.40	) (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.82	0.84	(e)
Net ratio of expenses to average net assets (%) (f)	0.77	0.78	0.81	(e)
Ratio of net investment income to average net assets (%)	1.32	1.45	1.37	(e)
Portfolio turnover rate (%)	67	60	76	(d)
Net assets, end of period (in millions)	$275.7	$86.6	$52.5

(a)	Commencement of operations was April 29, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-25

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-26

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, swap transactions, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $17,741,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

MIST-27

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2013, the Portfolio had open unfunded loan commitments of $3,000,000. At December 31, 2013, the Portfolio had sufficient cash and/or securities to cover these commitments.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been

MIST-28

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or

MIST-29

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of

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the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$1,112,995	Unrealized depreciation on futures contracts* (a)	$353,130
Credit	Swap contracts at market value (b)	1,392,456	Swap contracts at market value (b)	6,114,998
Foreign Exchange	Investments at market value (c)	465,687
			Swap contracts at market value (b)	154,921
	Unrealized appreciation on forward foreign currency exchange contracts	2,381,320	Unrealized depreciation on forward foreign currency exchange contracts	5,275,944
			Written options at value	42,525

Total		$5,352,458		$11,941,518

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes interest receivable on swap contracts of $37,195 and interest payable on swap contracts of $153,751.
(c)	Includes purchased options which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

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The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,352,815	$(1,220,394)	$—	$132,421
Citibank N.A.	330,159	(330,159)	—	—
Credit Suisse International	492,834	(492,834)	—	—
Deutsche Bank AG	1,239,632	(1,239,632)	—	—
Goldman Sachs & Co.	55,166	(55,166)	—	—
HSBC Bank plc	154,284	(6,387)	—	147,897
JPMorgan Chase Bank N.A.	345,255	(345,255)	—	—
Morgan Stanley & Co. LLC	269,318	(54,677)	—	214,641

	$4,239,463	$(3,744,504)	$—	$494,959

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,220,394	$(1,220,394)	$—	$—
Citibank N.A.	849,355	(330,159)	(519,196)	—
Credit Suisse International	3,815,337	(492,834)	(3,322,503)	—
Deutsche Bank AG	4,059,389	(1,239,632)	—	2,819,757
Goldman Sachs & Co.	586,270	(55,166)	—	531,104
HSBC Bank plc	6,387	(6,387)	—	—
JPMorgan Chase Bank N.A.	993,377	(345,255)	(648,122)	—
Morgan Stanley & Co. LLC	54,677	(54,677)	—	—
UBS AG	3,202	—	—	3,202

	$11,588,388	$(3,744,504)	$(4,489,821)	$3,354,063

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$2,020,200	$(22,350)	$(488,468)	$1,509,382
Forward foreign currency transactions	—	—	1,872,634	1,872,634
Futures contracts	(924,873)	—	—	(924,873)
Swap contracts	—	(1,764,420)	(16,056)	(1,780,476)

	$1,095,327	$(1,786,770)	$1,368,110	$676,667

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$—	$140,251	$(474,564)	$(334,313)
Forward foreign currency transactions	—	—	(3,258,405)	(3,258,405)
Futures contracts	700,156	—	—	700,156
Swap contracts	—	2,303,732	(153,668)	2,150,064
Written options	—	—	28,421	28,421

	$700,156	$2,443,983	$(3,858,216)	$(714,077)

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Notes to Financial Statements—December 31, 2013—(Continued)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$55,241,267
Forward Foreign currency transactions	162,113,454
Futures contracts long	103,600,000
Futures contracts short	(36,833,333)
Swap contracts	107,325,254
Written options	(6,700,000	)(b)

‡	Averages are based on activity levels during 2013.
(a)	Includes purchased options which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Average notional amount reflects activity over a one month period.

Written Options

The Portfolio transactions in written options during the year December 31, 2013:

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	—	—	$—
Options written	6,700,000	—	70,946

Options outstanding December 31, 2013	6,700,000	—	$70,946

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or

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a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$382,606,192	$727,591,194	$421,680,533	$325,126,318

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

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Notes to Financial Statements—December 31, 2013—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$5,739,844	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - For the period April 29, 2013 to April 27, 2014, the Adviser has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Templeton International Bond Portfolio, a series of the Trust.

Prior to April 29, 2013, the Adviser contractually agreed, for the period April 30, 2012 to April 28, 2013, to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio, Met/Templeton Growth Portfolio and Met/Templeton International Bond Portfolio, each a series of the Trust. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B
0.75%	1.00%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the year ended December 31, 2013, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf

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Notes to Financial Statements—December 31, 2013—(Continued)

of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$19,395,375	$20,008,284	$—	$—	$19,395,375	$20,008,284

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Other Accumulated Capital Losses	Total
$31,361,975	$—	$(4,036,180)	$(16,984,953)	$10,340,842

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the accumulated short-term capital losses were $9,165,190 and the accumulated long-term capital losses were $7,819,763.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Low Duration Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Low Duration Total Return Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 29, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Low Duration Total Return Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from April 29, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-38

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-39

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Franklin Low Duration Total Return Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-40

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Met/Franklin Low Duration Total Return Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2013. The Board noted that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the since-inception (beginning April 29, 2011) period ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Bond Index for the one-year and since-inception periods ended October 31, 2013. The Board also noted that the Portfolio commenced operations on April 29, 2011 and thus has a limited performance history.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper.

MIST-41

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Met/Franklin Low Duration Total Return Portfolio, the Board considered that the Portfolio’s actual management fees were slightly below the Expense Group median and the Sub-advised Expense Universe median and were equal to the Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board also considered that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Met/Franklin Low Duration Total Return Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-42

Met Investors Series Trust

Met/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-43

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the Met/Templeton International Bond Portfolio returned 1.27% and 1.04%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (“WGBI”) ex-U.S.1, returned -4.56%.

MARKET ENVIRONMENT / CONDITIONS

The global economic recovery was mixed during the year under review. The recovery in emerging markets moderated after many economies had previously returned to and exceeded pre-crisis activity levels. Although some developed economies, such as those of Australia and some Scandinavian countries, have enjoyed relatively strong recoveries in the aftermath of the global financial crisis, growth in the G-3 (U.S., eurozone and Japan) continued to be slow by the standards of previous recoveries. Improving sentiment, relatively strong fundamentals, and continued provision of global liquidity supported assets perceived as risky and equity markets performed well.

Fears of possible reductions in stimulative government policies contributed to periods of risk aversion, when credit spreads widened and assets perceived as risky sold off, alternating with periods of heightened risk appetite, when spreads narrowed and investors again favored risk assets. Against this backdrop, extensive liquidity creation continued, in particular from the Bank of Japan’s commitment to raise its inflation target, as well as from the European Central Bank’s interest rate cuts.

During the period, the U.S. Federal Reserve Board (the “Fed”) announced it might reduce the size of its quantitative easing program at subsequent meetings. The announcement led risk assets, particularly those in emerging markets, to sell off as market participants’ expectations of global liquidity conditions began to change. The Fed later confirmed it would begin tapering its asset purchases from $85 billion per month to $75 billion per month beginning in January 2014. Global financial market volatility increased toward the end of the period as the U.S. federal government partially shut down and the U.S. Treasury approached its debt ceiling. As the government shutdown ended and the debt ceiling was raised, market volatility quickly subsided.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Overall, our diversified currency exposure contributed to relative performance. The Japanese yen depreciated against the U.S. dollar during the year and the Portfolio’s net negative position in the yen meaningfully helped absolute and relative performance. Conversely, the Portfolio’s net negative position in the euro detracted from performance as the monetary union’s currency appreciated against the U.S. dollar. As part of the Portfolio’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies. We maintained a defensive posture with respect to interest rate risk in developed and emerging markets. Nevertheless, select duration exposures in Europe contributed to absolute and relative performance. Sovereign credit exposures were largely neutral in terms of absolute and relative results.

At period-end, the Portfolio had a shorter duration position than the benchmark index, a stance arising from our assessment that there is limited scope for further global interest rate reductions. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premiums. We also built positions in currencies of countries we believed to have attractive medium-term growth prospects and rising short-term interest rate differentials. In particular, we favored Asian, some Latin American and non-euro European currencies. Our net negative position in the yen reflected our pessimistic view on the relative prospects for the Japanese economy and served as an implicit hedge against potential rising yields in the U.S., given the yen’s historically strong correlation to long-term U.S. Treasury yields.

Michael Hasenstab

Canyon Chan

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Met/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE CITIGROUP WORLD GOVERNMENT BOND INDEX (“WGBI”) EX-U.S.

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
Met/Templeton International Bond Portfolio
Class A	1.27	8.35
Class B	1.04	8.08
Citigroup World Government Bond Index (“WGBI”) ex-U.S.	-4.56	3.60

1 The Citigroup World Government Bond Index (“WGBI”) ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception of Class A and Class B shares is 5/1/2009. Index returns are based on an inception date of 5/1/2009.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Countries

% of Market Value of Total Investments
United States	19.7
South Korea	16.3
Mexico	8.6
Poland	8.6
Ireland	8.4
Sweden	6.0
Hungary	4.7
Malaysia	4.7
Brazil	4.4
Canada	3.7

MIST-2

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Met/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.73%	$1,000.00	$1,029.90	$3.74
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B	Actual	0.98%	$1,000.00	$1,028.30	$5.01
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2013

Foreign Government—79.5% of Net Assets

Security Description	Principal Amount*	Value

Brazil—4.4%
Brazil Letras do Tesouro Nacional 9.081%, 04/01/14 (BRL) (a)	6,700,000	$2,772,387
9.244%, 01/01/17 (BRL) (a)	17,580,000	5,247,480
9.367%, 01/01/16 (BRL) (a)	3,140,000	1,065,457
9.554%, 01/01/16 (BRL) (a)	6,350,000	2,154,667
Brazil Notas do Tesouro Nacional 6.000%, 05/15/15 (BRL)	13,495,000	13,777,023
6.000%, 08/15/16 (BRL)	3,245,000	3,284,132
6.000%, 08/15/18 (BRL)	4,225,000	4,213,732
6.000%, 08/15/22 (BRL)	5,230,000	5,108,321
6.000%, 05/15/45 (BRL)	6,400,000	5,989,343
10.000%, 01/01/17 (BRL)	19,225,000	7,703,193
10.000%, 01/01/19 (BRL)	6,700,000	2,563,729
10.000%, 01/01/21 (BRL)	3,480,000	1,282,136
10.000%, 01/01/23 (BRL)	8,090,000	2,896,167

		58,057,767

Canada—3.7%
Canadian Government Bonds 0.750%, 02/01/15 (CAD)	17,581,000	16,550,552
1.000%, 02/01/14 (CAD)	12,171,000	11,457,067
1.000%, 05/01/14 (CAD)	2,247,000	2,113,904
1.000%, 11/01/14 (CAD)	7,165,000	6,745,724
2.000%, 03/01/14 (CAD)	2,624,000	2,474,304
2.000%, 12/01/14 (CAD)	6,372,000	6,053,715
2.250%, 08/01/14 (CAD)	3,558,000	3,374,046

		48,769,312

Hungary—4.6%
Hungary Government Bonds 5.500%, 02/12/14 (HUF)	237,400,000	1,101,199
5.500%, 02/12/16 (HUF)	168,700,000	810,234
5.500%, 12/22/16 (HUF)	2,674,800,000	12,862,811
5.500%, 12/20/18 (HUF)	134,000,000	641,166
6.000%, 11/24/23 (HUF)	71,030,000	336,875
6.500%, 06/24/19 (HUF)	153,000,000	763,233
6.750%, 08/22/14 (HUF)	719,960,000	3,404,484
6.750%, 02/24/17 (HUF)	153,300,000	761,436
6.750%, 11/24/17 (HUF)	759,920,000	3,809,322
7.000%, 06/24/22 (HUF)	203,820,000	1,029,103
7.500%, 11/12/20 (HUF)	129,680,000	674,839
7.750%, 08/24/15 (HUF)	200,360,000	991,589
8.000%, 02/12/15 (HUF)	109,300,000	532,243
Hungary Government International Bonds 3.875%, 02/24/20 (EUR) (b)	6,510,000	8,944,608
4.375%, 07/04/17 (EUR)	580,000	835,024
5.750%, 06/11/18 (EUR) (b)	4,840,000	7,216,757
6.250%, 01/29/20 (b)	10,995,000	11,860,856
6.375%, 03/29/21 (b)	4,058,000	4,352,205
Hungary Treasury Bills 4.944%, 01/08/14 (HUF) (a)	61,640,000	284,838

		61,212,822

Iceland—0.2%
Iceland Government International Bond 5.875%, 05/11/22 (144A) (b)	3,080,000	3,141,600

Indonesia—2.2%
Indonesia Treasury Bonds 10.000%, 09/15/24 (IDR)	186,070,000,000	16,558,242
10.000%, 02/15/28 (IDR)	34,960,000,000	3,088,086
12.800%, 06/15/21 (IDR)	93,010,000,000	9,514,992

		29,161,320

Ireland—8.3%
Ireland Government Bonds 4.400%, 06/18/19 (EUR)	1,532,000	2,312,798
4.500%, 10/18/18 (EUR)	1,042,000	1,589,281
4.500%, 04/18/20 (EUR)	5,387,000	8,103,588
5.000%, 10/18/20 (EUR)	25,040,000	38,719,693
5.400%, 03/13/25 (EUR)	21,787,510	34,088,006
5.500%, 10/18/17 (EUR)	12,324,600	19,269,735
5.900%, 10/18/19 (EUR) (b)	3,639,000	5,875,081

		109,958,182

Lithuania—1.3%
Lithuania Government International Bonds 6.125%, 03/09/21 (144A)	930,000	1,053,504
6.750%, 01/15/15 (144A)	7,480,000	7,902,650
7.375%, 02/11/20 (144A)	6,420,000	7,713,630

		16,669,784

Malaysia—4.6%
Bank Negara Malaysia Monetary Notes 2.723%, 09/18/14 (MYR) (a)	9,280,000	2,774,486
2.725%, 09/09/14 (MYR) (a)	10,055,000	3,008,356
2.742%, 05/27/14 (MYR) (a)	210,000	63,370
2.743%, 02/18/14 (MYR) (a)	6,715,000	2,042,274
2.743%, 02/20/14 (MYR) (a)	5,375,000	1,634,469
2.743%, 05/20/14 (MYR) (a)	600,000	181,159
2.744%, 05/20/14 (MYR) (a)	100,000	30,193
2.746%, 02/06/14 (MYR) (a)	470,000	143,082
2.750%, 03/20/14 (MYR) (a)	420,000	127,431
2.750%, 11/06/14 (MYR) (a)	80,000	23,827
2.752%, 07/08/14 (MYR) (a)	1,060,000	318,765
2.752%, 08/14/14 (MYR) (a)	2,610,000	782,514
2.755%, 06/05/14 (MYR) (a)	780,000	235,199
2.760%, 02/20/14 (MYR) (a)	7,475,000	2,273,053
2.760%, 06/17/14 (MYR) (a)	2,970,000	894,687
2.760%, 06/19/14 (MYR) (a)	4,520,000	1,361,387
2.760%, 08/21/14 (MYR) (a)	265,000	79,406
2.761%, 04/15/14 (MYR) (a)	795,000	240,710
2.761%, 08/05/14 (MYR) (a)	870,000	261,026
2.762%, 03/27/14 (MYR) (a)	440,000	133,444
2.762%, 07/24/14 (MYR) (a)	510,000	153,166
2.763%, 06/10/14 (MYR) (a)	6,340,000	1,910,966
2.764%, 06/03/14 (MYR) (a)	3,820,000	1,152,061
2.764%, 06/05/14 (MYR) (a)	1,810,000	545,783

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2013

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Malaysia—(Continued)
Bank Negara Malaysia Monetary Notes 2.764%, 07/15/14 (MYR) (a)	340,000	$102,186
2.767%, 04/03/14 (MYR) (a)	170,000	51,533
2.768%, 02/25/14 (MYR) (a)	2,015,000	612,490
2.769%, 02/25/14 (MYR) (a)	3,355,000	1,019,803
2.769%, 11/06/14 (MYR) (a)	445,000	132,535
2.770%, 01/09/14 (MYR) (a)	1,820,000	555,319
2.770%, 01/16/14 (MYR) (a)	1,930,000	588,736
2.770%, 03/20/14 (MYR) (a)	260,000	78,886
2.770%, 04/24/14 (MYR) (a)	1,070,000	323,745
2.770%, 10/16/14 (MYR) (a)	150,000	44,746
2.771%, 03/27/14 (MYR) (a)	250,000	75,821
2.777%, 03/27/14 (MYR) (a)	150,000	45,492
2.779%, 08/05/14 (MYR) (a)	1,000,000	300,030
2.780%, 01/16/14 (MYR) (a)	1,600,000	488,071
2.785%, 03/04/14 (MYR) (a)	170,000	51,645
2.786%, 10/02/14 (MYR) (a)	10,730,000	3,204,413
2.789%, 03/13/14 (MYR) (a)	310,000	94,109
2.789%, 07/15/14 (MYR) (a)	90,000	27,049
2.789%, 07/24/14 (MYR) (a)	90,000	27,029
2.794%, 10/16/14 (MYR) (a)	450,000	134,238
2.799%, 03/13/14 (MYR) (a)	105,000	31,876
2.799%, 05/15/14 (MYR) (a)	60,000	18,123
2.799%, 05/27/14 (MYR) (a)	40,000	12,070
2.799%, 10/28/14 (MYR) (a)	770,000	229,477
2.800%, 04/03/14 (MYR) (a)	40,000	12,126
2.809%, 06/05/14 (MYR) (a)	960,000	289,476
2.809%, 06/10/14 (MYR) (a)	240,000	72,339
2.810%, 07/03/14 (MYR) (a)	1,510,000	454,226
2.818%, 08/21/14 (MYR) (a)	700,000	209,752
2.819%, 01/09/14 (MYR) (a)	75,000	22,884
2.821%, 03/20/14 (MYR) (a)	370,000	112,260
2.839%, 06/19/14 (MYR) (a)	2,400,000	722,861
2.841%, 10/28/14 (MYR) (a)	100,000	29,802
2.843%, 10/28/14 (MYR) (a)	1,300,000	387,428
2.844%, 01/09/14 (MYR) (a)	240,000	73,229
2.864%, 06/12/14 (MYR) (a)	640,000	192,844
2.873%, 01/30/14 (MYR) (a)	670,000	204,084
2.876%, 01/23/14 (MYR) (a)	30,000	9,143
Malaysia Government Bonds 3.172%, 07/15/16 (MYR)	20,000,000	6,082,064
3.197%, 10/15/15 (MYR)	3,185,000	970,414
3.434%, 08/15/14 (MYR)	14,380,000	4,402,712
3.741%, 02/27/15 (MYR)	19,750,000	6,059,593
3.835%, 08/12/15 (MYR)	14,030,000	4,318,387
4.720%, 09/30/15 (MYR)	24,680,000	7,718,477
Malaysia Treasury Bill 2.804%, 05/30/14 (MYR) (a)	90,000	27,146

		60,991,483

Mexico—8.5%
Mexican Bonos 6.000%, 06/18/15 (MXN)	133,665,000	10,566,430
6.250%, 06/16/16 (MXN)	38,378,000	3,086,586
7.000%, 06/19/14 (MXN)	14,591,000	1,135,068

Mexico—(Continued)
Mexican Bonos 7.250%, 12/15/16 (MXN)	25,000	2,061
7.750%, 12/14/17 (MXN)	195,000,000	16,371,532
8.000%, 12/17/15 (MXN)	83,978,000	6,935,516
9.500%, 12/18/14 (MXN)	38,610,000	3,116,627
Mexican Udibonos 2.500%, 12/10/20 (MXN)	12,439,420	965,489
3.500%, 12/14/17 (MXN)	22,976,756	1,896,902
4.000%, 06/13/19 (MXN)	15,757,947	1,333,387
4.500%, 12/18/14 (MXN)	8,971,659	719,107
5.000%, 06/16/16 (MXN)	22,971,697	1,940,135
Mexico Cetes 3.568%, 03/20/14 (MXN) (a)	270,000	2,052
3.579%, 12/11/14 (MXN) (a)	4,331,560,000	32,058,155
3.592%, 10/16/14 (MXN) (a)	3,412,942,000	25,405,003
3.644%, 04/30/14 (MXN) (a)	77,180,000	584,338
3.683%, 04/03/14 (MXN) (a)	77,180,000	585,915
3.690%, 01/09/14 (MXN) (a)	77,180,000	590,656
3.868%, 04/30/14 (MXN) (a)	183,690,000	1,390,734
3.871%, 04/30/14 (MXN) (a)	178,290,000	1,349,851
3.980%, 01/09/14 (MXN) (a)	317,319,000	2,428,433

		112,463,977

Peru—0.2%
Peru Government Bond 7.840%, 08/12/20 (PEN)	5,663,000	2,305,333

Philippines—1.1%
Philippine Government Bond 1.625%, 04/25/16 (PHP)	455,900,000	10,159,454
Philippine Treasury Bills 0.074%, 04/10/14 (PHP) (a)	21,860,000	491,670
0.154%, 10/08/14 (PHP) (a)	185,250,000	4,145,600

		14,796,724

Poland—8.5%
Poland Government Bonds Zero Coupon, 01/25/14 (PLN)	19,150,000	6,328,714
Zero Coupon, 04/25/14 (PLN)	52,875,000	17,684,181
Zero Coupon, 07/25/14 (PLN)	9,090,000	2,968,869
Zero Coupon, 07/25/15 (PLN)	65,950,000	20,917,287
Zero Coupon, 01/25/16 (PLN)	55,717,000	17,336,350
2.710%, 01/25/17 (PLN) (c)	28,518,000	9,405,781
2.710%, 01/25/21 (PLN) (c)	28,929,000	9,355,566
5.000%, 04/25/16 (PLN)	16,450,000	5,673,822
5.500%, 04/25/15 (PLN)	9,432,000	3,232,259
6.250%, 10/24/15 (PLN)	53,896,000	18,906,568

		111,809,397

Russia—1.6%
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (144A)	18,018,000	20,994,574

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2013

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Serbia—0.7%
Republic of Serbia 4.875%, 02/25/20 (144A)	3,150,000	$2,978,325
5.250%, 11/21/17 (144A)	1,720,000	1,724,300
7.250%, 09/28/21 (144A)	3,740,000	3,936,350

		8,638,975

Singapore—2.8%
Singapore Government Bonds 0.250%, 02/01/14 (SGD)	23,435,000	18,568,572
3.625%, 07/01/14 (SGD)	23,750,000	19,130,499

		37,699,071

Slovenia—0.4%
Slovenia Government International Bonds 5.500%, 10/26/22 (144A)	3,200,000	3,192,000
5.850%, 05/10/23 (144A)	1,850,000	1,877,750

		5,069,750

South Korea—16.4%
Export-Import Bank of Korea 1.450%, 05/19/14 (144A) (SEK)	25,960,000	4,033,298
Korea Monetary Stabilization Bonds 2.470%, 04/02/15 (KRW)	40,784,600,000	38,528,510
2.550%, 05/09/14 (KRW)	3,709,900,000	3,514,574
2.570%, 06/09/14 (KRW)	8,226,000,000	7,792,871
2.720%, 09/09/14 (KRW)	8,131,000,000	7,707,635
2.740%, 02/02/15 (KRW)	481,310,000	456,211
2.760%, 06/02/15 (KRW)	6,555,600,000	6,213,350
2.780%, 10/02/14 (KRW)	2,536,400,000	2,405,210
2.800%, 08/02/15 (KRW)	23,319,650,000	22,114,457
2.810%, 10/02/15 (KRW)	1,092,000,000	1,035,724
2.820%, 08/02/14 (KRW)	636,300,000	603,540
2.840%, 12/02/14 (KRW)	1,407,530,000	1,335,734
2.900%, 12/02/15 (KRW)	50,092,900,000	47,571,618
3.280%, 06/02/14 (KRW)	9,018,300,000	8,567,902
3.470%, 02/02/14 (KRW)	5,175,740,000	4,907,780
3.590%, 04/02/14 (KRW)	7,606,760,000	7,225,683
Korea Treasury Bonds 2.750%, 12/10/15 (KRW)	11,222,000,000	10,625,071
2.750%, 06/10/16 (KRW)	16,927,400,000	16,010,480
3.000%, 12/10/16 (KRW)	18,945,200,000	18,025,253
3.250%, 12/10/14 (KRW)	2,150,000,000	2,048,120
3.250%, 06/10/15 (KRW)	2,412,300,000	2,301,931
4.000%, 09/10/15 (KRW)	2,754,400,000	2,661,512
4.000%, 03/10/16 (KRW)	1,043,200,000	1,012,882
4.500%, 03/10/15 (KRW)	521,600,000	504,573

		217,203,919

Sri Lanka—1.1%
Sri Lanka Government Bonds 6.400%, 08/01/16 (LKR)	56,200,000	402,005
6.400%, 10/01/16 (LKR)	35,400,000	251,855
6.500%, 07/15/15 (LKR)	80,900,000	598,588

Sri Lanka—(Continued)
Sri Lanka Government Bonds 6.600%, 06/01/14 (LKR)	29,200,000	$221,837
7.000%, 03/01/14 (LKR)	900,000	6,869
8.000%, 11/15/18 (LKR)	243,630,000	1,731,517
8.500%, 04/01/18 (LKR)	79,670,000	581,775
8.500%, 06/01/18 (LKR)	1,410,000	10,289
8.500%, 07/15/18 (LKR)	45,000,000	326,523
9.000%, 05/01/21 (LKR)	3,530,000	25,076
11.000%, 08/01/15 (LKR)	522,600,000	4,129,409
11.000%, 09/01/15 (LKR)	762,125,000	6,009,545
11.750%, 04/01/14 (LKR)	890,000	6,862
11.750%, 03/15/15 (LKR)	11,590,000	91,654

		14,393,804

Sweden—5.7%
Kommuninvest I Sverige AB 2.250%, 05/05/14 (SEK)	125,580,000	19,618,896
Sweden Government Bond 6.750%, 05/05/14 (SEK)	349,340,000	55,375,375

		74,994,271

Ukraine—2.8%
Financing of Infrastrucural Projects State Enterprise 7.400%, 04/20/18 (144A)	400,000	355,927
8.375%, 11/03/17 (144A)	440,000	401,500
Ukraine Government International Bonds 4.950%, 10/13/15 (144A) (EUR)	150,000	196,924
6.250%, 06/17/16 (144A)	3,440,000	3,228,440
6.580%, 11/21/16 (144A) (b)	5,050,000	4,734,375
7.500%, 04/17/23 (144A) (b)	3,400,000	3,044,700
7.750%, 09/23/20 (144A)	6,949,000	6,410,453
7.800%, 11/28/22 (144A)	4,150,000	3,751,600
7.950%, 02/23/21 (144A) (b)	9,904,000	9,136,440
9.250%, 07/24/17 (144A)	5,850,000	5,832,918

		37,093,277

Vietnam—0.4%
Vietnam Government International Bond 6.750%, 01/29/20 (144A)	5,080,000	5,499,100

Total Foreign Government (Cost $1,009,477,838)		1,050,924,442

Short-Term Investments—22.4%

Discount Note—14.3%
Federal Home Loan Bank 0.000%, 01/02/14 (a)	189,300,000	189,300,000

Mutual Fund—2.9%
State Street Navigator Securities Lending MET Portfolio (d)	38,813,324	38,813,324

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—5.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $68,408,000 on 01/02/14, collateralized by $69,815,000 U.S. Treasury Bill at 0.000% due 03/20/14 with a value of $69,780,093.	68,408,000	$68,408,000

Total Short-Term Investments (Cost $296,521,324)		296,521,324

Total Investments—101.9% (Cost $1,305,999,162) (e)		1,347,445,766
Other assets and liabilities (net)—(1.9)%		(25,644,805)

Net Assets—100.0%		$1,321,800,961

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $37,314,303 and the collateral received consisted of cash in the amount of $38,813,324. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,311,524,378. The aggregate unrealized appreciation and depreciation of investments were $56,171,112 and $(20,249,724), respectively, resulting in net unrealized appreciation of $35,921,388 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $101,140,358, which is 7.7% of net assets.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(KRW)—	South Korea Won
(LKR)—	Sri Lankan Rupee
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PEN)—	Peruvian Nuevo Sol
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

Top Industries as of December 31, 2013 (Unaudited)	% of Net Assets
Global Government Investment Grade	56.7%
Global Government High Yield	22.8%

79.5%

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	864,300,000	Morgan Stanley & Co. LLC	01/13/14	USD	1,756,172	$(113,187)
CLP	438,100,000	Barclays Bank plc	02/11/14	USD	888,281	(58,237)
CLP	438,900,000	Deutsche Bank AG	02/12/14	USD	888,641	(57,176)
CLP	370,000,000	Deutsche Bank AG	02/14/14	USD	750,553	(49,773)
CLP	993,900,000	Morgan Stanley & Co. LLC	02/14/14	USD	2,010,519	(128,072)
CLP	433,400,000	Deutsche Bank AG	02/18/14	USD	879,054	(58,566)
CLP	405,100,000	JPMorgan Chase Bank N.A.	02/21/14	USD	823,374	(56,723)
CLP	687,600,000	JPMorgan Chase Bank N.A.	02/24/14	USD	1,394,868	(94,027)
CLP	488,550,000	Morgan Stanley & Co. LLC	02/24/14	USD	988,268	(64,001)
CLP	360,850,000	Deutsche Bank AG	02/25/14	USD	729,579	(46,980)
CLP	245,250,000	Deutsche Bank AG	02/26/14	USD	495,455	(31,582)
CLP	313,500,000	Morgan Stanley & Co. LLC	02/26/14	USD	633,782	(40,819)
CLP	303,150,000	Deutsche Bank AG	02/27/14	USD	612,920	(39,598)
CLP	303,150,000	Deutsche Bank AG	02/28/14	USD	612,078	(38,821)
CLP	246,100,000	JPMorgan Chase Bank N.A.	02/28/14	USD	497,523	(32,148)
CLP	39,050,000	Deutsche Bank AG	03/03/14	USD	78,897	(5,078)
CLP	1,155,000,000	Barclays Bank plc	03/05/14	USD	2,332,155	(149,263)
CLP	39,050,000	Deutsche Bank AG	03/05/14	USD	78,683	(4,880)
CLP	113,400,000	Morgan Stanley & Co. LLC	03/10/14	USD	229,090	(14,886)
CLP	408,600,000	JPMorgan Chase Bank N.A.	03/21/14	USD	826,289	(55,390)
CLP	1,182,768,000	Deutsche Bank AG	05/09/14	USD	2,406,691	(186,420)

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CLP	8,066,295,000	Deutsche Bank AG	05/09/14	USD	16,413,257	$(1,271,355)
CLP	9,313,680,000	JPMorgan Chase Bank N.A.	05/09/14	USD	18,964,936	(1,481,466)
CLP	440,900,000	Morgan Stanley & Co. LLC	05/12/14	USD	894,321	(66,922)
CLP	753,400,000	Morgan Stanley & Co. LLC	07/31/14	USD	1,416,032	(13,507)
CLP	376,530,000	Morgan Stanley & Co. LLC	08/20/14	USD	707,537	(7,985)
INR	14,658,000	JPMorgan Chase Bank N.A.	01/22/14	USD	233,982	1,899
INR	201,041,000	HSBC Bank plc	01/29/14	USD	3,188,344	41,381
INR	1,228,565,000	HSBC Bank plc	02/12/14	USD	19,094,441	576,987
INR	16,661,000	Deutsche Bank AG	02/26/14	USD	259,950	5,948
INR	214,401,200	Deutsche Bank AG	02/27/14	USD	3,344,114	76,785
INR	27,220,000	HSBC Bank plc	02/27/14	USD	424,337	9,974
INR	35,346,000	Deutsche Bank AG	02/28/14	USD	553,172	10,663
INR	69,899,500	HSBC Bank plc	03/03/14	USD	1,079,196	35,051
INR	16,661,000	Deutsche Bank AG	03/26/14	USD	261,924	2,219
INR	8,330,700	Deutsche Bank AG	03/28/14	USD	131,544	468
KRW	2,321,000,000	Deutsche Bank AG	06/27/14	USD	1,986,648	191,959
KRW	2,328,000,000	HSBC Bank plc	09/26/14	USD	2,129,917	50,759
MXN	521,116,000	Citibank N.A.	02/20/14	USD	40,000,000	(242,869)
MXN	16,965,000	HSBC Bank plc	03/10/14	USD	1,291,390	1,043
MXN	285,397,780	HSBC Bank plc	10/07/14	USD	20,951,547	445,704
MXN	35,485,000	Deutsche Bank AG	10/14/14	USD	2,620,753	38,176
MYR	27,560,000	JPMorgan Chase Bank N.A.	01/02/14	USD	8,622,470	(208,487)
MYR	3,409,400	Deutsche Bank AG	01/08/14	USD	1,102,188	(61,642)
MYR	697,000	JPMorgan Chase Bank N.A.	01/16/14	USD	227,147	(14,532)
MYR	4,429,000	JPMorgan Chase Bank N.A.	01/30/14	USD	1,425,950	(76,123)
MYR	3,758,000	JPMorgan Chase Bank N.A.	02/04/14	USD	1,193,584	(48,616)
MYR	7,610,828	HSBC Bank plc	02/06/14	USD	2,399,000	(80,437)
MYR	10,421,193	HSBC Bank plc	02/27/14	USD	3,106,168	64,741
MYR	13,780,000	JPMorgan Chase Bank N.A.	04/02/14	USD	4,217,292	(32,914)
MYR	50,424,120	JPMorgan Chase Bank N.A.	05/14/14	USD	16,703,919	(1,430,558)
MYR	99,141,840	HSBC Bank plc	06/06/14	USD	31,426,709	(1,437,833)
MYR	13,780,000	JPMorgan Chase Bank N.A.	07/02/14	USD	4,199,939	(38,122)
MYR	7,165,900	JPMorgan Chase Bank N.A.	08/27/14	USD	2,133,788	23,212
MYR	21,469,000	HSBC Bank plc	10/01/14	USD	6,538,450	(89,566)
MYR	58,458,531	JPMorgan Chase Bank N.A.	10/16/14	USD	18,060,594	(515,415)
MYR	3,043,000	JPMorgan Chase Bank N.A.	10/20/14	USD	940,620	(27,525)
MYR	5,541,000	HSBC Bank plc	10/22/14	USD	1,727,675	(65,202)
MYR	4,132,000	Deutsche Bank AG	10/24/14	USD	1,283,030	(43,438)
MYR	2,756,789	HSBC Bank plc	10/24/14	USD	851,387	(24,355)
MYR	2,837,000	JPMorgan Chase Bank N.A.	10/31/14	USD	887,117	(36,350)
MYR	2,742,080	Deutsche Bank AG	11/19/14	USD	841,464	(20,021)
MYR	1,632,000	HSBC Bank plc	11/20/14	USD	501,228	(12,358)
SGD	2,190,000	JPMorgan Chase Bank N.A.	01/24/14	USD	1,766,129	(30,729)
SGD	7,822,083	Deutsche Bank AG	02/06/14	USD	6,132,851	65,531
SGD	2,353,000	Deutsche Bank AG	02/07/14	USD	1,848,186	16,382
SGD	2,353,000	HSBC Bank plc	02/07/14	USD	1,902,029	(37,461)
SGD	8,472,703	Barclays Bank plc	02/12/14	USD	6,677,729	36,263
SGD	1,398,000	HSBC Bank plc	02/18/14	USD	1,106,012	1,807
SGD	2,961,000	Deutsche Bank AG	02/27/14	USD	2,315,452	30,962
SGD	1,138,500	Deutsche Bank AG	02/28/14	USD	919,852	(17,658)
SGD	1,138,500	Deutsche Bank AG	02/28/14	USD	887,858	14,336
SGD	4,013,100	HSBC Bank plc	03/14/14	USD	3,217,688	(37,516)
SGD	3,051,000	Deutsche Bank AG	03/19/14	USD	2,392,116	25,648
SGD	3,488,000	HSBC Bank plc	03/19/14	USD	2,795,880	(31,815)
SGD	2,180,000	JPMorgan Chase Bank N.A.	03/19/14	USD	1,701,476	26,064
SGD	3,002,184	Deutsche Bank AG	05/06/14	USD	2,432,642	(53,366)
SGD	3,014,189	Morgan Stanley & Co. LLC	05/08/14	USD	2,427,841	(39,040)
SGD	1,398,000	Deutsche Bank AG	05/19/14	USD	1,102,437	5,532

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
SGD	2,625,000	HSBC Bank plc	06/20/14	USD	2,084,988	$(4,424)
SGD	3,284,900	Deutsche Bank AG	06/23/14	USD	2,617,659	(14,043)
SGD	12,676,300	JPMorgan Chase Bank N.A.	07/31/14	USD	10,043,020	5,161
SGD	10,161,130	Morgan Stanley & Co. LLC	08/01/14	USD	8,013,510	40,980
SGD	4,687,000	Deutsche Bank AG	08/12/14	USD	3,703,382	11,995
SGD	1,863,000	Barclays Bank plc	08/18/14	USD	1,466,929	9,890
SGD	1,398,000	Deutsche Bank AG	08/19/14	USD	1,102,698	5,514
SGD	1,398,000	HSBC Bank plc	08/19/14	USD	1,102,872	5,340
SGD	2,961,000	Deutsche Bank AG	08/27/14	USD	2,316,358	30,910

Contracts to Deliver
EUR	16,117,434	Deutsche Bank AG	01/07/14	USD	21,181,532	(991,170)
EUR	8,953,000	UBS AG	01/13/14	USD	11,726,013	(590,566)
EUR	913,000	Barclays Bank plc	01/21/14	USD	1,200,002	(56,001)
EUR	1,858,400	Citibank N.A.	01/28/14	USD	2,487,413	(69,157)
EUR	2,553,000	Citibank N.A.	02/10/14	USD	3,457,196	(54,907)
EUR	419,000	HSBC Bank plc	02/10/14	USD	566,635	(9,774)
EUR	1,915,000	UBS AG	02/10/14	USD	2,592,757	(41,664)
EUR	1,023,000	Barclays Bank plc	02/11/14	USD	1,382,175	(25,142)
EUR	10,382,000	Deutsche Bank AG	02/11/14	USD	13,931,917	(350,356)
EUR	446,000	UBS AG	02/13/14	USD	598,220	(15,332)
EUR	956,000	JPMorgan Chase Bank N.A.	02/19/14	USD	1,277,034	(38,110)
EUR	956,000	JPMorgan Chase Bank N.A.	02/19/14	USD	1,278,315	(36,829)
EUR	2,080,000	Barclays Bank plc	02/20/14	USD	2,776,467	(84,933)
EUR	1,022,000	Goldman Sachs & Co.	02/21/14	USD	1,368,049	(37,889)
EUR	2,704,732	Barclays Bank plc	02/26/14	USD	3,605,868	(114,954)
EUR	429,852	Barclays Bank plc	02/26/14	USD	573,036	(18,299)
EUR	1,201,923	Barclays Bank plc	02/27/14	USD	1,605,457	(47,994)
EUR	421,332	Barclays Bank plc	02/27/14	USD	562,803	(16,811)
EUR	1,421,320	Deutsche Bank AG	02/27/14	USD	1,879,724	(75,544)
EUR	252,000	Deutsche Bank AG	02/27/14	USD	333,275	(13,394)
EUR	1,120,359	UBS AG	02/28/14	USD	1,500,452	(40,793)
EUR	13,630,862	Deutsche Bank AG	03/03/14	USD	17,934,807	(816,753)
EUR	457,000	Deutsche Bank AG	03/05/14	USD	595,243	(33,438)
EUR	1,405,634	Barclays Bank plc	03/07/14	USD	1,839,188	(94,500)
EUR	8,070,000	Deutsche Bank AG	03/07/14	USD	10,562,823	(538,829)
EUR	2,142,782	Barclays Bank plc	03/10/14	USD	2,791,488	(156,272)
EUR	10,839,830	Citibank N.A.	03/10/14	USD	14,161,696	(750,326)
EUR	714,000	HSBC Bank plc	03/10/14	USD	931,770	(50,458)
EUR	2,023,000	Morgan Stanley & Co. LLC	03/10/14	USD	2,643,555	(139,424)
EUR	225,000	JPMorgan Chase Bank N.A.	03/13/14	USD	296,568	(12,958)
EUR	651,717	Barclays Bank plc	03/17/14	USD	848,060	(48,487)
EUR	462,068	Citibank N.A.	03/18/14	USD	599,850	(35,803)
EUR	399,325	Barclays Bank plc	03/21/14	USD	518,563	(30,776)
EUR	840,650	Citibank N.A.	03/26/14	USD	1,093,433	(63,023)
EUR	1,040,000	Deutsche Bank AG	03/26/14	USD	1,351,220	(79,476)
EUR	1,815,000	Barclays Bank plc	03/27/14	USD	2,450,885	(45,955)
EUR	205,485	Deutsche Bank AG	03/31/14	USD	264,956	(17,723)
EUR	640,496	Deutsche Bank AG	04/03/14	USD	823,134	(57,977)
EUR	2,372,000	Deutsche Bank AG	04/04/14	USD	3,053,120	(209,972)
EUR	1,005,008	Barclays Bank plc	04/07/14	USD	1,293,496	(89,070)
EUR	3,821,000	HSBC Bank plc	04/10/14	USD	4,993,550	(262,929)
EUR	4,186,153	Deutsche Bank AG	04/11/14	USD	5,478,628	(280,194)
EUR	1,911,000	UBS AG	04/11/14	USD	2,501,977	(126,954)
EUR	3,193,000	JPMorgan Chase Bank N.A.	04/14/14	USD	4,185,043	(207,531)
EUR	3,696,678	HSBC Bank plc	04/16/14	USD	4,838,693	(246,798)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	989,372	Barclays Bank plc	04/22/14	USD	1,302,983	$(58,099)
EUR	31,188,000	Deutsche Bank AG	04/22/14	USD	40,843,805	(2,061,613)
EUR	274,083	JPMorgan Chase Bank N.A.	04/22/14	USD	358,784	(18,273)
EUR	3,529,000	Deutsche Bank AG	04/23/14	USD	4,625,460	(229,401)
EUR	2,045,873	Barclays Bank plc	04/25/14	USD	2,672,319	(142,205)
EUR	692,175	Barclays Bank plc	04/30/14	USD	902,735	(49,502)
EUR	5,010,000	Deutsche Bank AG	04/30/14	USD	6,651,376	(240,965)
EUR	3,083,128	Barclays Bank plc	05/05/14	USD	4,086,501	(155,037)
EUR	9,737,000	Deutsche Bank AG	05/07/14	USD	12,808,245	(587,230)
EUR	7,580,000	Goldman Sachs & Co.	05/07/14	USD	9,972,248	(455,779)
EUR	6,590,000	Goldman Sachs & Co.	05/08/14	USD	8,630,330	(435,737)
EUR	17,552,000	UBS AG	05/12/14	USD	23,175,222	(971,730)
EUR	8,138,999	Goldman Sachs & Co.	05/13/14	USD	10,688,540	(508,604)
EUR	1,710,000	Goldman Sachs & Co.	05/13/14	USD	2,286,783	(65,732)
EUR	2,080,000	Barclays Bank plc	05/16/14	USD	2,760,285	(101,265)
EUR	685,000	Goldman Sachs & Co.	05/20/14	USD	887,589	(54,801)
EUR	469,000	Goldman Sachs & Co.	05/20/14	USD	607,707	(37,521)
EUR	469,000	Barclays Bank plc	05/21/14	USD	603,720	(41,508)
EUR	195,330	Barclays Bank plc	06/05/14	USD	255,189	(13,542)
EUR	1,516,100	Deutsche Bank AG	06/09/14	USD	1,990,753	(95,078)
EUR	505,700	Deutsche Bank AG	06/09/14	USD	664,022	(31,714)
EUR	1,546,000	Deutsche Bank AG	06/13/14	USD	2,052,702	(74,276)
EUR	776,000	Barclays Bank plc	07/16/14	USD	1,014,543	(53,136)
EUR	3,870,000	Morgan Stanley & Co. LLC	07/16/14	USD	5,048,841	(275,794)
EUR	3,585,000	UBS AG	07/16/14	USD	4,681,687	(250,823)
EUR	3,585,000	UBS AG	07/16/14	USD	4,681,723	(250,787)
EUR	1,218,000	Barclays Bank plc	07/18/14	USD	1,601,975	(73,849)
EUR	670,000	Deutsche Bank AG	07/22/14	USD	878,919	(42,931)
EUR	4,966,000	Morgan Stanley & Co. LLC	07/22/14	USD	6,505,162	(327,535)
EUR	609,000	Deutsche Bank AG	07/23/14	USD	800,238	(37,684)
EUR	799,500	Citibank N.A.	07/28/14	USD	1,058,798	(41,247)
EUR	5,010,000	JPMorgan Chase Bank N.A.	07/31/14	USD	6,660,369	(233,024)
EUR	5,009,000	UBS AG	08/01/14	USD	6,666,478	(225,556)
EUR	146,322	Barclays Bank plc	08/04/14	USD	194,294	(7,037)
EUR	5,009,000	HSBC Bank plc	08/04/14	USD	6,639,079	(253,008)
EUR	3,073,000	Barclays Bank plc	08/05/14	USD	4,075,535	(152,741)
EUR	1,362,600	JPMorgan Chase Bank N.A.	08/06/14	USD	1,802,315	(72,551)
EUR	502,668	Citibank N.A.	08/08/14	USD	669,202	(22,446)
EUR	146,742	Citibank N.A.	08/11/14	USD	195,532	(6,380)
EUR	1,943,000	Deutsche Bank AG	08/11/14	USD	2,590,699	(82,801)
EUR	2,537,900	JPMorgan Chase Bank N.A.	08/11/14	USD	3,379,518	(112,543)
EUR	900,000	Goldman Sachs & Co.	08/12/14	USD	1,204,956	(33,416)
EUR	650,000	Morgan Stanley & Co. LLC	08/15/14	USD	862,543	(31,843)
EUR	2,341,000	Barclays Bank plc	08/19/14	USD	3,102,176	(119,023)
EUR	1,313,000	Deutsche Bank AG	08/20/14	USD	1,753,564	(53,119)
EUR	2,600,000	JPMorgan Chase Bank N.A.	08/20/14	USD	3,473,704	(103,886)
EUR	4,541,000	JPMorgan Chase Bank N.A.	08/21/14	USD	6,070,386	(178,029)
EUR	1,115,456	Barclays Bank plc	08/25/14	USD	1,495,369	(39,514)
EUR	440,882	Deutsche Bank AG	08/29/14	USD	588,754	(17,912)
EUR	495,000	Deutsche Bank AG	09/03/14	USD	655,528	(25,614)
EUR	225,000	Deutsche Bank AG	09/03/14	USD	297,967	(11,643)
EUR	1,516,100	Deutsche Bank AG	09/05/14	USD	2,000,782	(85,450)
EUR	281,896	Barclays Bank plc	09/19/14	USD	376,613	(11,304)
EUR	3,307,000	Deutsche Bank AG	09/23/14	USD	4,487,004	(63,807)
EUR	685,747	Barclays Bank plc	09/24/14	USD	928,337	(15,332)
EUR	1,538,000	Deutsche Bank AG	09/26/14	USD	2,075,415	(41,065)
EUR	1,815,000	Barclays Bank plc	09/29/14	USD	2,451,974	(45,712)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	4,440,000	Deutsche Bank AG	09/30/14	USD	5,995,643	$(114,414)
EUR	1,200,000	Goldman Sachs & Co.	09/30/14	USD	1,619,172	(32,195)
EUR	1,620,000	HSBC Bank plc	09/30/14	USD	2,190,062	(39,283)
EUR	2,310,000	JPMorgan Chase Bank N.A.	10/07/14	USD	3,150,297	(28,649)
EUR	3,220,000	Goldman Sachs & Co.	10/09/14	USD	4,374,531	(56,756)
EUR	3,217,000	JPMorgan Chase Bank N.A.	10/14/14	USD	4,354,000	(73,230)
EUR	268,031	Barclays Bank plc	10/27/14	USD	369,030	151
EUR	8,218,000	Deutsche Bank AG	10/29/14	USD	11,340,429	30,279
EUR	4,118,000	Goldman Sachs & Co.	10/29/14	USD	5,682,016	14,555
EUR	1,370,039	Deutsche Bank AG	10/31/14	USD	1,892,038	6,488
EUR	92,609	Deutsche Bank AG	11/03/14	USD	127,435	(22)
EUR	652,963	Barclays Bank plc	11/05/14	USD	883,067	(15,604)
EUR	1,990,000	Deutsche Bank AG	11/05/14	USD	2,691,167	(47,664)
EUR	1,525,000	Deutsche Bank AG	11/10/14	USD	2,064,621	(34,265)
EUR	413,121	JPMorgan Chase Bank N.A.	11/12/14	USD	550,872	(17,718)
EUR	9,537,000	Citibank N.A.	11/17/14	USD	12,824,595	(301,659)
EUR	309,733	Deutsche Bank AG	11/17/14	USD	416,349	(9,952)
EUR	650,000	Morgan Stanley & Co. LLC	11/17/14	USD	874,760	(19,868)
EUR	86,267	Deutsche Bank AG	11/19/14	USD	116,193	(2,541)
EUR	1,287,000	Deutsche Bank AG	11/20/14	USD	1,741,761	(29,619)
EUR	302,256	JPMorgan Chase Bank N.A.	11/20/14	USD	409,126	(6,888)
EUR	1,380,000	Deutsche Bank AG	12/04/14	USD	1,869,431	(30,038)
EUR	263,000	Standard Chartered Bank	12/09/14	USD	359,292	(2,714)
EUR	1,340,000	JPMorgan Chase Bank N.A.	12/15/14	USD	1,848,309	3,832
JPY	296,207,000	Deutsche Bank AG	01/07/14	USD	3,421,234	608,519
JPY	44,450,000	Citibank N.A.	01/10/14	USD	509,461	87,368
JPY	88,890,000	UBS AG	01/14/14	USD	1,015,746	171,639
JPY	44,440,000	UBS AG	01/14/14	USD	508,962	86,956
JPY	183,890,000	HSBC Bank plc	01/15/14	USD	2,094,419	348,175
JPY	44,590,000	Deutsche Bank AG	01/16/14	USD	502,570	79,135
JPY	138,210,000	UBS AG	01/16/14	USD	1,557,823	245,356
JPY	109,940,000	UBS AG	01/16/14	USD	1,238,203	194,193
JPY	60,980,000	Deutsche Bank AG	01/17/14	USD	687,886	108,806
JPY	110,740,000	JPMorgan Chase Bank N.A.	01/17/14	USD	1,250,686	199,074
JPY	359,980,000	UBS AG	01/27/14	USD	4,080,481	661,869
JPY	342,205,982	Deutsche Bank AG	01/28/14	USD	3,821,396	571,563
JPY	443,025,359	HSBC Bank plc	01/28/14	USD	4,950,004	742,718
JPY	133,761,000	Goldman Sachs & Co.	02/12/14	USD	1,441,080	170,696
JPY	164,870,000	HSBC Bank plc	02/12/14	USD	1,772,567	206,729
JPY	164,783,000	JPMorgan Chase Bank N.A.	02/12/14	USD	1,772,564	207,552
JPY	218,400,000	Citibank N.A.	02/13/14	USD	2,363,445	289,199
JPY	109,360,000	JPMorgan Chase Bank N.A.	02/13/14	USD	1,181,670	143,028
JPY	46,833,020	Goldman Sachs & Co.	02/18/14	USD	503,148	58,342
JPY	109,420,000	JPMorgan Chase Bank N.A.	02/18/14	USD	1,181,744	142,505
JPY	87,100,000	JPMorgan Chase Bank N.A.	02/18/14	USD	935,804	108,554
JPY	109,070,000	Citibank N.A.	02/19/14	USD	1,181,709	145,789
JPY	109,540,000	Goldman Sachs & Co.	02/19/14	USD	1,181,706	141,322
JPY	144,240,000	HSBC Bank plc	02/24/14	USD	1,543,499	173,508
JPY	54,700,000	Barclays Bank plc	02/25/14	USD	590,879	71,335
JPY	144,300,000	JPMorgan Chase Bank N.A.	02/25/14	USD	1,556,592	186,024
JPY	350,622,000	UBS AG	02/26/14	USD	3,561,061	230,818
JPY	358,900,000	Barclays Bank plc	02/27/14	USD	3,833,583	424,697
JPY	109,290,000	Barclays Bank plc	02/27/14	USD	1,181,712	143,659
JPY	36,614,000	Deutsche Bank AG	02/27/14	USD	400,002	52,237
JPY	160,000,000	JPMorgan Chase Bank N.A.	03/03/14	USD	1,759,479	239,744
JPY	159,900,000	HSBC Bank plc	03/04/14	USD	1,756,178	237,384
JPY	178,400,000	UBS AG	03/04/14	USD	1,940,607	246,093

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	578,374,700	Barclays Bank plc	03/07/14	USD	5,833,748	$340,031
JPY	109,701,956	Citibank N.A.	03/17/14	USD	1,145,892	103,824
JPY	323,500,000	Citibank N.A.	03/19/14	USD	3,407,236	334,248
JPY	142,403,000	Citibank N.A.	03/19/14	USD	1,491,521	138,808
JPY	200,950,000	Morgan Stanley & Co. LLC	03/19/14	USD	2,100,559	191,697
JPY	164,310,000	Barclays Bank plc	03/24/14	USD	1,736,947	176,091
JPY	160,844,000	Deutsche Bank AG	03/24/14	USD	1,703,621	175,690
JPY	86,066,450	Barclays Bank plc	03/25/14	USD	907,395	89,806
JPY	177,260,000	Barclays Bank plc	04/21/14	USD	1,822,228	138,060
JPY	106,500,000	JPMorgan Chase Bank N.A.	04/21/14	USD	1,093,289	81,420
JPY	100,800,000	Citibank N.A.	04/22/14	USD	1,030,095	72,376
JPY	627,180,000	JPMorgan Chase Bank N.A.	04/22/14	USD	6,406,922	447,969
JPY	796,134,720	Deutsche Bank AG	05/12/14	USD	8,077,665	512,411
JPY	791,049,590	Morgan Stanley & Co., Inc.	05/12/14	USD	8,041,655	524,722
JPY	462,800,000	Citibank N.A.	06/09/14	USD	4,666,734	268,146
JPY	693,100,000	HSBC Bank plc	06/09/14	USD	7,000,303	412,876
JPY	464,700,000	JPMorgan Chase Bank N.A.	06/09/14	USD	4,667,303	250,657
JPY	596,690,000	Barclays Bank plc	06/10/14	USD	6,131,456	460,300
JPY	635,480,000	HSBC Bank plc	06/10/14	USD	6,569,491	529,661
JPY	430,940,000	JPMorgan Chase Bank N.A.	06/10/14	USD	4,379,630	283,821
JPY	210,400,000	Deutsche Bank AG	06/11/14	USD	2,189,477	189,746
JPY	588,770,000	JPMorgan Chase Bank N.A.	06/11/14	USD	6,131,514	535,594
JPY	119,465,000	Citibank N.A.	06/16/14	USD	1,257,527	122,042
JPY	248,300,000	JPMorgan Chase Bank N.A.	06/17/14	USD	2,627,930	267,885
JPY	930,710,000	Deutsche Bank AG	06/20/14	USD	9,058,358	211,952
JPY	481,311,000	Barclays Bank plc	06/30/14	USD	4,946,670	371,493
JPY	330,341,000	Barclays Bank plc	06/30/14	USD	3,395,077	254,969
JPY	353,334,000	Citibank N.A.	07/24/14	USD	3,551,585	192,266
JPY	544,000,000	JPMorgan Chase Bank N.A.	07/24/14	USD	5,460,203	288,129
JPY	189,600,000	JPMorgan Chase Bank N.A.	07/25/14	USD	1,912,736	110,101
JPY	411,460,000	Barclays Bank plc	07/29/14	USD	4,145,359	233,241
JPY	105,370,000	Barclays Bank plc	08/11/14	USD	1,088,871	86,913
JPY	105,400,000	Citibank N.A.	08/11/14	USD	1,089,181	86,937
JPY	105,370,000	Deutsche Bank AG	08/12/14	USD	1,096,599	94,633
JPY	338,124,000	Deutsche Bank AG	08/19/14	USD	3,444,726	229,304
JPY	639,006,000	HSBC Bank plc	08/20/14	USD	6,587,691	510,950
JPY	305,946,000	JPMorgan Chase Bank N.A.	08/20/14	USD	3,146,702	237,255
JPY	152,028,000	JPMorgan Chase Bank N.A.	08/20/14	USD	1,564,356	118,619
JPY	151,705,000	Barclays Bank plc	08/22/14	USD	1,564,614	121,924
JPY	303,103,000	Citibank N.A.	08/25/14	USD	3,120,222	237,687
JPY	149,920,000	Deutsche Bank AG	08/25/14	USD	1,542,609	116,857
JPY	300,880,000	HSBC Bank plc	08/25/14	USD	3,089,403	228,009
JPY	427,709,000	Barclays Bank plc	08/26/14	USD	4,351,058	283,475
JPY	302,459,000	JPMorgan Chase Bank N.A.	08/26/14	USD	3,076,850	200,416
JPY	256,658,000	Deutsche Bank AG	08/27/14	USD	2,600,385	159,505
JPY	488,094,000	HSBC Bank plc	08/27/14	USD	4,945,879	303,986
JPY	244,017,000	JPMorgan Chase Bank N.A.	08/27/14	USD	2,475,759	155,098
JPY	150,260,000	JPMorgan Chase Bank N.A.	08/29/14	USD	1,546,450	117,416
JPY	109,297,635	Barclays Bank plc	09/18/14	USD	1,110,297	70,655
JPY	109,471,259	JPMorgan Chase Bank N.A.	09/29/14	USD	1,114,155	72,763
JPY	66,105,000	JPMorgan Chase Bank N.A.	09/30/14	USD	670,419	41,562
JPY	104,580,000	JPMorgan Chase Bank N.A.	10/20/14	USD	1,065,404	70,318
JPY	698,590,000	Barclays Bank plc	10/22/14	USD	7,163,556	516,264
JPY	94,232,353	Citibank N.A.	11/10/14	USD	958,522	61,667
JPY	157,477,000	HSBC Bank plc	11/12/14	USD	1,597,130	98,308
JPY	92,567,000	JPMorgan Chase Bank N.A.	11/13/14	USD	936,060	55,023
JPY	119,300,000	Morgan Stanley & Co. LLC	11/14/14	USD	1,200,636	65,145

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	229,154,000	Citibank N.A.	11/17/14	USD	2,314,219	$133,064
JPY	93,849,000	Standard Chartered Bank	11/17/14	USD	946,841	53,559
JPY	379,208,000	Citibank N.A.	11/19/14	USD	3,795,952	186,452
JPY	306,357,000	Deutsche Bank AG	11/19/14	USD	3,064,796	148,730
JPY	425,961,000	Citibank N.A.	11/20/14	USD	4,274,142	219,573
JPY	79,941,000	HSBC Bank plc	11/20/14	USD	801,727	40,798
JPY	152,982,000	JPMorgan Chase Bank N.A.	11/20/14	USD	1,534,215	78,035
JPY	122,208,000	JPMorgan Chase Bank N.A.	11/20/14	USD	1,225,125	61,871
JPY	929,100,000	Deutsche Bank AG	12/22/14	USD	9,058,337	211,143
JPY	930,530,000	HSBC Bank plc	12/22/14	USD	9,058,369	197,558
JPY	383,980,000	Barclays Bank plc	12/26/14	USD	3,702,975	46,415
JPY	307,130,000	Citibank N.A.	12/26/14	USD	2,962,445	37,711
JPY	291,890,000	Citibank N.A.	12/26/14	USD	2,814,282	34,675
MYR	13,780,000	JPMorgan Chase Bank N.A.	01/02/14	USD	4,231,537	24,546
MYR	13,780,000	JPMorgan Chase Bank N.A.	01/02/14	USD	4,231,537	24,546

Cross Currency Contracts to Buy
HUF	789,872,400	Deutsche Bank AG	03/19/14	EUR	2,501,357	199,177
HUF	236,727,980	JPMorgan Chase Bank N.A.	03/19/14	EUR	750,407	58,676
HUF	396,052,000	JPMorgan Chase Bank N.A.	03/20/14	EUR	1,250,677	104,635
HUF	393,926,000	JPMorgan Chase Bank N.A.	03/21/14	EUR	1,250,678	94,740
HUF	388,774,000	JPMorgan Chase Bank N.A.	09/23/14	EUR	1,282,448	10,623
HUF	311,219,000	JPMorgan Chase Bank N.A.	09/25/14	EUR	1,016,258	22,617
PLN	4,666,000	Barclays Bank plc	02/11/14	EUR	1,082,523	51,513
PLN	4,666,000	Deutsche Bank AG	02/11/14	EUR	1,084,839	48,328
PLN	4,666,000	Deutsche Bank AG	02/14/14	EUR	1,082,925	50,676
PLN	5,956,000	Morgan Stanley & Co. LLC	05/27/14	EUR	1,395,452	34,383
PLN	39,200,000	Deutsche Bank AG	07/07/14	EUR	8,843,568	662,862
PLN	35,870,000	Deutsche Bank AG	08/19/14	EUR	8,303,241	284,820
SEK	261,920,000	Barclays Bank plc	04/30/14	EUR	30,304,994	(1,049,534)
SEK	14,943,320	Deutsche Bank AG	05/07/14	EUR	1,736,384	(70,340)
SEK	15,023,913	Morgan Stanley & Co. LLC	05/08/14	EUR	1,740,060	(62,935)
SEK	38,634,000	UBS AG	06/30/14	EUR	4,360,841	(11,033)

Net Unrealized Depreciation						$(2,487,975)

Securities in the amount of $1,006,272 have been received at the custodian bank as collateral for forward foreign currency exchange contracts.

Swap Agreements

Interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation
Receive	3-Month USD-LIBOR	1.000%	08/22/23	JPMorgan Chase Bank N.A.	USD	26,870,000	$1,513	$—	$1,513
Receive	3-Month USD-LIBOR	3.848%	08/22/43	JPMorgan Chase Bank N.A.	USD	15,360,000	205,515	—	205,515

Totals							$207,028	$—	$207,028

(CLP)—	Chilean Peso
(EUR)—	Euro
(HUF)—	Hungarian Forint
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korea Won

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2013

(LIBOR)—	London InterBank Offered Rate
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$1,050,924,442	$—	$1,050,924,442
Short-Term Investments
Discount Note	—	189,300,000	—	189,300,000
Mutual Fund	38,813,324	—	—	38,813,324
Repurchase Agreement	—	68,408,000	—	68,408,000
Total Short-Term Investments	38,813,324	257,708,000	—	296,521,324
Total Investments	$38,813,324	$1,308,632,442	$—	$1,347,445,766
Collateral for securities loaned (Liability)	$—	$(38,813,324)	$—	$(38,813,324)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$25,461,622	$—	$25,461,622
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(27,949,597)	—	(27,949,597)
Total Forward Contracts	$—	$(2,487,975)	$—	$(2,487,975)
Swap Contracts
Swap Contracts at Value (Assets)	$—	$207,028	$—	$207,028

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,347,445,766
Cash denominated in foreign currencies (c)	2,628,352
Cash collateral for swap contracts	1,220,000
Swap contracts at market value	207,028
Unrealized appreciation on forward foreign currency exchange contracts	25,461,622
Receivable for:
Fund shares sold	134,779
Dividends and interest	13,739,517
Interest on swap contracts	12,298
Prepaid expenses	3,309

Total Assets	1,390,852,671
Liabilities
Due to custodian	279,849
Unrealized depreciation on forward foreign currency exchange contracts	27,949,597
Collateral for securities loaned	38,813,324
Payables for:
Net open swap contracts cash collateral	100,000
Fund shares redeemed	79,023
Foreign taxes	487,908
Interest on swap contracts	308,078
Accrued Expenses:
Management fees	668,053
Distribution and service fees	14,958
Deferred trustees’ fees	53,884
Other expenses	297,036

Total Liabilities	69,051,710

Net Assets	$1,321,800,961

Net assets consist of:
Paid in surplus	$1,233,835,417
Undistributed net investment income	57,510,785
Accumulated net realized loss	(8,353,924)
Unrealized appreciation on investments, swap contracts and foreign currency transactions (d)	38,808,683

Net Assets	$1,321,800,961

Net Assets
Class A	$1,251,179,040
Class B	70,621,921
Capital Shares Outstanding*
Class A	106,736,041
Class B	6,064,749
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.72
Class B	11.64

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,305,999,162.
(b)	Includes securities loaned at value of $37,314,303.
(c)	Identified cost of cash denominated in foreign currencies was $2,645,782.
(d)	Includes foreign capital gains tax of $487,908.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Interest (a)	$53,933,492
Securities lending income	108,037

Total investment income	54,041,529
Expenses
Management fees	7,348,029
Administration fees	29,600
Custodian and accounting fees	1,272,053
Distribution and service fees—Class B	187,280
Audit and tax services	91,043
Legal	23,321
Trustees’ fees and expenses	30,445
Shareholder reporting	44,311
Insurance	7,505
Miscellaneous	11,402

Total expenses	9,044,989

Net Investment Income	44,996,540

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(10,035,979)
Swap contracts	(267,494)
Foreign currency transactions	30,448,076

Net realized gain	20,144,603

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(31,770,627)
Swap contracts	207,028
Foreign currency transactions	(19,527,859)

Net change in unrealized depreciation	(51,091,458)

Net realized and unrealized loss	(30,946,855)

Net Increase in Net Assets From Operations	$14,049,685

(a)	Net of foreign withholding taxes of $920,792.
(b)	Includes change in foreign capital gains tax of $1,077,547.

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$44,996,540	$40,555,887
Net realized gain	20,144,603	21,474,687
Net change in unrealized appreciation (depreciation)	(51,091,458)	83,540,686

Increase in net assets from operations	14,049,685	145,571,260

From Distributions to Shareholders
Net investment income
Class A	(25,258,496)	(101,866,698)
Class B	(1,507,561)	(7,551,771)
Net realized capital gains
Class A	(5,070,835)	0
Class B	(340,003)	0

Total distributions	(32,176,895)	(109,418,469)

Increase in net assets from capital share transactions	214,998,175	95,178,284

Total increase in net assets	196,870,965	131,331,075

Net Assets
Beginning of period	1,124,929,996	993,598,921

End of period	$1,321,800,961	$1,124,929,996

Undistributed net investment income
End of period	$57,510,785	$15,826,162

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	17,720,480	$210,385,198	5,746,559	$65,733,843
Reinvestments	2,542,274	30,329,331	9,311,398	101,866,698
Redemptions	(1,799,528)	(21,180,248)	(7,032,089)	(79,312,673)

Net increase	18,463,226	$219,534,281	8,025,868	$88,287,868

Class B
Sales	1,006,488	$11,739,010	1,336,249	$15,480,445
Reinvestments	155,650	1,847,564	693,459	7,551,771
Redemptions	(1,563,610)	(18,122,680)	(1,426,002)	(16,141,800)

Net increase (decrease)	(401,472)	$(4,536,106)	603,706	$6,890,416

Increase derived from capital shares transactions		$214,998,175		$95,178,284

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010		2009(a)
Net Asset Value, Beginning of Period	$11.88	$11.54	$12.45	$11.02		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.43	0.43	0.50	0.49		0.34
Net realized and unrealized gain (loss) on investments	(0.28)	1.15	(0.47)	1.03		0.68

Total from investment operations	0.15	1.58	0.03	1.52		1.02

Less Distributions
Distributions from net investment income	(0.26)	(1.24)	(0.92)	(0.09)		0.00
Distributions from net realized capital gains	(0.05)	0.00	(0.02)	(0.00	)(c)	0.00

Total distributions	(0.31)	(1.24)	(0.94)	(0.09)		0.00

Net Asset Value, End of Period	$11.72	$11.88	$11.54	$12.45		$11.02

Total Return (%) (d)	1.27	14.64	(0.06)	13.73		10.20	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.72	0.73	0.74	0.73		0.73	(f)
Ratio of net investment income to average net assets (%)	3.69	3.78	4.09	4.18		4.87	(f)
Portfolio turnover rate (%)	37	35	46	18		15	(e)
Net assets, end of period (in millions)	$1,251.2	$1,048.6	$926.3	$747.3		$645.1

	Class B
	Year Ended December 31,
	2013	2012	2011	2010		2009(a)
Net Asset Value, Beginning of Period	$11.80	$11.48	$12.41	$11.00		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.40	0.40	0.46	0.46		0.41
Net realized and unrealized gain (loss) on investments	(0.27)	1.14	(0.46)	1.03		0.59

Total from investment operations	0.13	1.54	0.00	1.49		1.00

Less Distributions
Distributions from net investment income	(0.24)	(1.22)	(0.91)	(0.08)		0.00
Distributions from net realized capital gains	(0.05)	0.00	(0.02)	(0.00	)(c)	0.00

Total distributions	(0.29)	(1.22)	(0.93)	(0.08)		0.00

Net Asset Value, End of Period	$11.64	$11.80	$11.48	$12.41		$11.00

Total Return (%) (d)	1.04	14.29	(0.33)	13.54		10.00	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.97	0.98	0.99	0.98		0.98	(f)
Ratio of net investment income to average net assets (%)	3.44	3.53	3.81	3.86		5.71	(f)
Portfolio turnover rate (%)	37	35	46	18		15	(e)
Net assets, end of period (in millions)	$70.6	$76.3	$67.3	$46.3		$9.7

(a)	Commencement of operations was May 1, 2009.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net realized capital gains were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-18

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-19

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution redesignations, swap transactions and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take

MIST-20

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $68,408,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

MIST-21

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under

MIST-22

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Swap contracts at market value (a)	$207,028
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	25,461,622	Unrealized depreciation on forward foreign currency exchange contracts	$27,949,597

Total		$25,668,650		$27,949,597

(a)	Excludes interest receivable on swap contracts of $12,298 and interest payable on swap contracts of $308,078.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$3,927,145	$(3,180,638)	$—	$746,507
Citibank N.A.	2,751,832	(1,587,817)	(1,006,272)	157,743
Deutsche Bank AG	5,285,889	(5,285,889)	—	—
Goldman Sachs & Co.	384,915	(384,915)	—	—
HSBC Bank plc	5,263,447	(2,683,217)	—	2,580,230
JPMorgan Chase Bank N.A.	5,308,012	(5,308,012)	—	—
Morgan Stanley & Co. LLC	856,927	(856,927)	—	—
Standard Chartered Bank	53,559	(2,714)	—	50,845
UBS AG	1,836,924	(1,836,924)	—	—

	$25,668,650	$(21,127,053)	$(1,006,272)	$3,535,325

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$3,180,638	$(3,180,638)	$—	$—
Citibank N.A.	1,587,817	(1,587,817)	—	—
Deutsche Bank AG	9,586,381	(5,285,889)	—	4,300,492
Goldman Sachs & Co.	1,718,430	(384,915)	—	1,333,515
HSBC Bank plc	2,683,217	(2,683,217)	—	—
JPMorgan Chase Bank N.A.	5,319,344	(5,308,012)	(11,332)	—
Morgan Stanley & Co. LLC	1,345,818	(856,927)	—	488,891
Standard Chartered Bank	2,714	(2,714)	—	—
UBS AG	2,525,238	(1,836,924)	—	688,314

	$27,949,597	$(21,127,053)	$(11,332)	$6,811,212

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-23

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$29,459,144	$29,459,144
Swap contracts	(267,494)	—	(267,494)

	$(267,494)	$29,459,144	$29,191,650

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(19,457,982)	$(19,457,982)
Swap contracts	207,028	—	207,028

	$207,028	$(19,457,982)	$(19,250,954)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,062,756,385
Swap contracts	42,230,000	(a)

‡	Averages are based on activity levels during 2013.
(a)	Average notional amount reflects activity over a one month period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or

MIST-24

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$415,895,936	$0	$337,391,062

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$7,348,029	0.600%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$26,818,418	$105,548,486	$5,358,477	$3,869,983	$32,176,895	$109,418,469

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Other Accumulated Capital Losses	Total
$63,303,743	$—	$27,544,394	$(2,828,708)	$88,019,429

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carry forward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2013, the post-enactment accumulated short-term capital losses were $15,589, and the post-enactment accumulated long-term capital losses were $2,813,119.

MIST-26

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Templeton International Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Templeton International Bond Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period May 1, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Templeton International Bond Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the four years in the period then ended and for the period May 1, 2009 (commencement of operations) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

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Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-29

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Met/Templeton International Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Met/Templeton International Bond Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2013. The Board also considered that the Portfolio outperformed its benchmark, the Citigroup World Government Bond Index (WGBI) ex-US Index, for the one- and three-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

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Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Met/Templeton International Bond Portfolio, the Board took into account that the Portfolio’s actual management fees were below the median of the Expense Group, the Expense Universe, and the Sub-advised Expense Universe, and that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the medians of the Expense Group, the Expense Universe, and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Met/Templeton International Bond Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee do not contain breakpoints. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at asset levels up to $1.2 billion. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-32

Met Investors Series Trust

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-33

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the MetLife Aggressive Strategy Portfolio returned 29.77% and 29.51%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned 27.00%.

MARKET ENVIRONMENT / CONDITIONS

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed”) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened, resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014, causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S. equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%), and Asia-Pacific ex-Japan (5.5%), as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care and Industrials proved to be the best performing sectors, while Telecom and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013, and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex-U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Aggressive Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 100% to equities, although we expect that some residual cash will be held by the underlying portfolios. The Portfolio delivered a strong double digit return during the twelve month period. Relative to the Dow Jones Aggressive Index, despite a performance drag resulting from the residual cash position, the Portfolio outperformed due to strong security selection in the underlying portfolios.

Domestic equity was the big winner in 2013. Not only did our U.S. equity portfolios generate the best absolute return relative to underlying portfolios on the international side, they also produced the best asset class specific excess return derived from solid stock selection. Outperformance was most pronounced in the large cap space across value and growth spectrum. The ClearBridge Aggressive Growth Portfolio was the leading contributor in the domestic equity space. Both stock selection and sector allocation made positive contributions to the portfolio’s relative performance. In particular, stock selection in the Health Care and Information Technology (“IT”) sectors were most effective. Additionally, an overweight in the Health Care sector and underweights in the IT, Consumer Staples, Telecom, Financials, and Materials sectors also aided results for the period. Other domestic equity portfolios that provided a positive contribution included T. Rowe Price Large Cap Growth Portfolio, Jennison Growth Portfolio, and Invesco Comstock Portfolio. For T. Rowe Price Large Cap Growth Portfolio, holdings in the Consumer Discretionary sector added substantially to the performance. Overweight positions in Priceline, Amazon, and Netflix all proved to be beneficial during 2013. Both the Jennison Growth Portfolio’s and Invesco Comstock Portfolio’s strong performance was driven by favorable stock selection. In contrast, several mid cap and small cap equity portfolios detracted from relative performance, however, to a lesser degree.

MIST-1

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

The results from the underlying international equity portfolios were mixed. The two portfolios that provide exposure to emerging markets and real estate investment trusts (“REITs”) generally have lower correlations with the rest of the equity market and therefore add diversification benefits to the Portfolio. Unfortunately, these two asset classes had a difficult year in 2013. As a result, MFS Emerging Markets Equity Portfolio and Clarion Global Real Estate Portfolio significantly hindered the overall performance. On a relative basis, while the Harris Oakmark International Portfolio and Met/Dimensional International Small Company Portfolio produced a meaningfully positive contribution, that positive effect was more than offset by the underperformance generated from several other international portfolios, especially the Clarion Global Real Estate Portfolio.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
MetLife Aggressive Strategy Portfolio
Class A	29.77	17.40	6.96
Class B	29.51	17.10	6.64
Dow Jones Aggressive Index	27.00	18.50	8.85

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

2 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
T. Rowe Price Large Cap Growth Portfolio (Class A)	7.1
Jennison Growth Portfolio (Class A)	7.1
ClearBridge Aggressive Growth Portfolio (Class A)	6.1
Invesco Comstock Portfolio (Class A)	6.1
BlackRock Capital Appreciation Portfolio (Class A)	5.1
MFS Value Portfolio (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio (Class A)	5.0
Clarion Global Real Estate Portfolio (Class A)	4.8
Harris Oakmark International Portfolio (Class A)	4.5
MFS Emerging Markets Equity Portfolio (Class A)	4.3

MIST-3

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggressive Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)(b)	Actual	0.79%	$1,000.00	$1,177.60	$4.34
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class B(a)(b)	Actual	1.04%	$1,000.00	$1,176.50	$5.71
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	7,047,790	$74,283,705
BlackRock Capital Appreciation Portfolio (Class A) (a)	2,505,725	94,841,689
BlackRock Large Cap Value Portfolio (Class A) (a)	4,688,404	56,354,617
Clarion Global Real Estate Portfolio (Class A) (b)	7,979,733	88,894,220
ClearBridge Aggressive Growth Portfolio (Class A) (b)	8,436,377	113,469,272
Frontier Mid Cap Growth Portfolio (Class A) (a)	1,020,730	37,664,947
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	2,389,858	42,443,881
Harris Oakmark International Portfolio (Class A) (b)	4,353,531	83,283,048
Invesco Comstock Portfolio (Class A) (b)	7,768,499	113,264,717
Invesco Small Cap Growth Portfolio (Class A) (b)	2,299,893	47,216,796
Jennison Growth Portfolio (Class A) (a)	8,348,024	132,065,735
JPMorgan Small Cap Value Portfolio (Class A) (b)	1,694,510	33,771,582
Loomis Sayles Small Cap Growth Portfolio (Class A) (a) (c)	3,178,318	52,601,170
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	157,150	42,210,460
Met/Dimensional International Small Company Portfolio (Class A) (a)	4,456,244	74,998,580
MFS Emerging Markets Equity Portfolio (Class A) (b)	7,754,220	80,411,258
MFS Research International Portfolio (Class A) (b)	6,150,753	73,870,541
MFS Value Portfolio (Class A) (a)	5,308,269	94,221,782
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	2,609,224	42,556,440
Neuberger Berman Genesis Portfolio (Class A) (a)	1,659,725	30,107,403

Affiliated Investment Companies—(Continued)
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	5,388,791	132,079,262
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,924,611	94,026,249
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	3,454,542	42,456,327
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	396,540	9,425,756
Third Avenue Small Cap Value Portfolio (Class A) (b)	1,613,240	33,942,578
Van Eck Global Natural Resources Portfolio (Class A) (a)	5,147,395	73,144,477
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A) (a)	1,759,025	75,585,320

Total Mutual Funds (Cost $1,438,309,926)		1,869,191,812

Total Investments—100.0% (Cost $1,438,309,926) (d)		1,869,191,812
Other assets and liabilities (net)—0.0%		(528,243)

Net Assets—100.0%		$1,868,663,569

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,489,330,957. The aggregate and net unrealized appreciation of investments was $379,860,855 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,869,191,812	$—	$—	$1,869,191,812
Total Investments	$1,869,191,812	$—	$—	$1,869,191,812

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Affiliated investments at value (a)	$1,869,191,812
Receivable for:
Investments sold	171,553
Fund shares sold	586,953

Total Assets	1,869,950,318
Liabilities
Payables for:
Investments purchased	418,958
Fund shares redeemed	339,548
Due to Adviser	24,355
Accrued Expenses:
Management fees	109,449
Distribution and service fees	253,546
Deferred trustees’ fees	114,569
Other expenses	26,324

Total Liabilities	1,286,749

Net Assets	$1,868,663,569

Net Assets Consist of:
Paid in surplus	$1,520,535,619
Undistributed net investment income	14,185,143
Accumulated net realized loss	(96,939,079)
Unrealized appreciation on affiliated investments	430,881,886

Net Assets	$1,868,663,569

Net Assets
Class A	$646,315,259
Class B	1,222,348,310
Capital Shares Outstanding*
Class A	48,033,669
Class B	91,203,530
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.46
Class B	13.40

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,438,309,926.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from affiliated investments	$16,829,714

Total investment income	16,829,714
Expenses
Management fees	1,147,104
Administration fees	21,831
Deferred expense reimbursement	249,766
Custodian and accounting fees	24,875
Distribution and service fees—Class B	2,774,961
Audit and tax services	35,404
Legal	22,301
Trustees’ fees and expenses	31,613
Miscellaneous	11,315

Total expenses	4,319,170

Net Investment Income	12,510,544

Net Realized and Unrealized Gain
Net realized gain on:
Investments	40,732
Affiliated investments	72,575,788
Capital gain distributions from Affiliated Underlying Portfolios	14,603,727

Net realized gain	87,220,247

Net change in unrealized appreciation on affiliated investments	296,960,137

Net realized and unrealized gain	384,180,384

Net Increase in Net Assets From Operations	$396,690,928

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$12,510,544	$7,174,629
Net realized gain	87,220,247	45,498,969
Net change in unrealized appreciation	296,960,137	110,025,071

Increase in net assets from operations	396,690,928	162,698,669

From Distributions to Shareholders
Net investment income
Class A	(736,790)	(536,616)
Class B	(8,281,024)	(6,332,536)

Total distributions	(9,017,814)	(6,869,152)

Increase (decrease) in net assets from capital share transactions	415,127,110	(91,648,450)

Total increase in net assets	802,800,224	64,181,067

Net Assets
Beginning of period	1,065,863,345	1,001,682,278

End of period	$1,868,663,569	$1,065,863,345

Undistributed net investment income
End of period	$14,185,143	$8,871,246

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	2,619,374	$30,726,583	1,019,506	$10,049,202
Shares issued through acquisition	44,617,982	505,967,920	0	0
Reinvestments	67,042	736,790	54,039	536,616
Redemptions	(5,808,570)	(69,512,462)	(769,543)	(7,587,028)

Net increase	41,495,828	$467,918,831	304,002	$2,998,790

Class B
Sales	9,511,395	$112,021,339	6,813,119	$66,979,229
Reinvestments	754,879	8,281,024	639,005	6,332,536
Redemptions	(14,650,878)	(173,094,084)	(17,013,625)	(167,959,005)

Net decrease	(4,384,604)	$(52,791,721)	(9,561,501)	$(94,647,240)

Increase (decrease) derived from capital shares transactions		$415,127,110		$(91,648,450)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.48	$9.03	$9.68	$8.39	$6.31

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	0.09	(0.01)	0.08	0.12
Net realized and unrealized gain (loss) on investments	3.07	1.44	(0.51)	1.33	1.96

Total from investment operations	3.09	1.53	(0.52)	1.41	2.08

Less Distributions
Distributions from net investment income	(0.11)	(0.08)	(0.13)	(0.12)	0.00

Total distributions	(0.11)	(0.08)	(0.13)	(0.12)	0.00

Net Asset Value, End of Period	$13.46	$10.48	$9.03	$9.68	$8.39

Total Return (%) (b)	29.77	17.05	(5.57)	16.92	32.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.10	0.10	0.10	0.11	0.12
Net ratio of expenses to average net assets (%) (c) (d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (e)	0.15	0.89	(0.08)	0.87	1.75
Portfolio turnover rate (%)	13	13	23	13	40
Net assets, end of period (in millions)	$646.3	$68.5	$56.3	$1.2	$0.3

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.43	$8.99	$9.64	$8.37	$6.31

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.07	0.06	0.09	0.10
Net realized and unrealized gain (loss) on investments	2.93	1.43	(0.60)	1.28	1.96

Total from investment operations	3.06	1.50	(0.54)	1.37	2.06

Less Distributions
Distributions from net investment income	(0.09)	(0.06)	(0.11)	(0.10)	0.00

Total distributions	(0.09)	(0.06)	(0.11)	(0.10)	0.00

Net Asset Value, End of Period	$13.40	$10.43	$8.99	$9.64	$8.37

Total Return (%) (b)	29.51	16.74	(5.78)	16.50	32.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.35	0.35	0.35	0.36	0.37
Net ratio of expenses to average net assets (%) (c) (d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%) (e)	1.07	0.67	0.61	1.02	1.51
Portfolio turnover rate (%)	13	13	23	13	40
Net assets, end of period (in millions)	$1,222.3	$997.4	$945.4	$798.0	$653.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements-December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Aggressive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios and merger adjustments. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly

MIST-10

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$199,092,585	$0	$271,703,533

With respect to the Portfolio’s merger with Zenith Equity Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired long-term securities with a cost of $512,194,667 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$1,147,104	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit

MIST-11

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

	Maximum Expense Ratio under Current Expense Limitation Agreement		Expenses Deferred in
			2009	2010	2011	2012	2013
			Subject to repayment until December 31,
	Class A	Class B	2014	2015	2016	2017	2018
MetLife Aggressive Strategy Portfolio	0.10%	0.35%	$120,935	$93,182	$22,483	$5,609	$—
Strategic Growth Portfolio*	N/A	N/A	$—	$—	$—	$—	$—

*	On November 7, 2008, the Strategic Growth Portfolio, a series of the Trust, merged with and into MetLife Aggressive Strategy Portfolio. At that time, the Adviser was entitled to a subsidy amount of $197,052 from the Portfolio. The repayment of such subsidy amount will be repaid, as applicable, by the MetLife Aggressive Strategy Portfolio. During the year ended December 31, 2013, the Portfolio repaid $65,845 of the subsidy amount for the Strategic Growth Portfolio.

As of December 31, 2013, there were no expenses deferred in 2013 and $249,766 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2013 was $141,616. The amount of expenses deferred in 2009, which were recovered during the year ended December 31, 2013 was $108,160. Amounts recouped for the year ended December 31, 2013 are shown as Deferred expense reimbursement in the Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2013, there was $249,766 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-12

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Baillie Gifford International Stock	4,617,608	2,512,584	(82,402)	7,047,790
BlackRock Capital Appreciation	1,489,277	1,272,642	(256,194)	2,505,725
BlackRock Large Cap Value	3,250,899	1,782,726	(345,221)	4,688,404
Clarion Global Real Estate	4,656,855	3,575,123	(252,245)	7,979,733
ClearBridge Aggressive Growth	5,717,628	3,925,255	(1,206,506)	8,436,377
ClearBridge Aggressive Growth II (formerly Janus Forty)	547,750	270,676	(818,426)	—
Frontier Mid Cap Growth	—	1,228,668	(207,938)	1,020,730
Goldman Sachs Mid Cap Value	1,518,804	975,047	(103,993)	2,389,858
Harris Oakmark International	3,558,024	1,586,416	(790,909)	4,353,531
Invesco Comstock	5,870,197	2,630,454	(732,152)	7,768,499
Invesco Small Cap Growth	2,730,868	909,950	(1,340,925)	2,299,893
Jennison Growth	5,439,576	3,759,306	(850,858)	8,348,024
JPMorgan Small Cap Value	1,417,955	567,584	(291,029)	1,694,510
Loomis Sayles Small Cap Growth	2,878,530	1,149,459	(849,671)	3,178,318
Met/Artisan Mid Cap Value	107,431	60,467	(10,748)	157,150
Met/Dimensional International Small Company	3,093,346	1,647,548	(284,650)	4,456,244
MFS Emerging Markets Equity	2,914,796	4,955,108	(115,684)	7,754,220
MFS Research International	5,174,518	2,142,491	(1,166,256)	6,150,753
MFS Value	3,835,484	1,946,163	(473,378)	5,308,269
Morgan Stanley Mid Cap Growth	1,806,157	1,085,567	(282,500)	2,609,224
Neuberger Berman Genesis	807,029	1,006,455	(153,759)	1,659,725
T. Rowe Price Large Cap Growth	3,612,394	2,312,303	(535,906)	5,388,791
T. Rowe Price Large Cap Value	2,175,826	988,628	(239,843)	2,924,611
T. Rowe Price Mid Cap Growth	2,237,759	1,486,293	(269,510)	3,454,542
T. Rowe Price Small Cap Growth	—	438,311	(41,771)	396,540
Third Avenue Small Cap Value	1,333,110	546,436	(266,306)	1,613,240
Turner Mid Cap Growth	926,645	418,663	(1,345,308)	—
Van Eck Global Natural Resources	3,312,345	1,997,481	(162,431)	5,147,395
WMC Core Equity Opportunities (formerly Davis Venture Value)	1,602,370	615,928	(459,273)	1,759,025

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Baillie Gifford International Stock	$212,309	$—	$743,175	$74,283,705
BlackRock Capital Appreciation	1,438,637	—	392,965	94,841,689
BlackRock Large Cap Value	1,125,430	1,892,163	489,406	56,354,617
Clarion Global Real Estate	229,806	—	3,818,273	88,894,220
ClearBridge Aggressive Growth	5,460,689	—	251,320	113,469,272
ClearBridge Aggressive Growth II (formerly Janus Forty)	22,824,749	—	369,205	—
Frontier Mid Cap Growth	(2,815,620)	267,414	141,893	37,664,947
Goldman Sachs Mid Cap Value	145,656	894,132	277,864	42,443,881
Harris Oakmark International	5,348,695	—	1,532,396	83,283,048
Invesco Comstock	1,142,027	—	933,100	113,264,717
Invesco Small Cap Growth	9,004,289	1,741,049	128,115	47,216,796
Jennison Growth	4,699,220	737,710	300,548	132,065,735
JPMorgan Small Cap Value	1,097,980	—	153,010	33,771,582
Loomis Sayles Small Cap Growth	2,297,305	—	—	52,601,170
Met/Artisan Mid Cap Value	577,386	—	243,734	42,210,460
Met/Dimensional International Small Company	1,495,156	1,292,458	931,557	74,998,580
MFS Emerging Markets Equity	558,154	—	636,825	80,411,258
MFS Research International	4,464,763	—	1,328,856	73,870,541
MFS Value	3,295,745	1,862,714	1,097,013	94,221,782
Morgan Stanley Mid Cap Growth	552,450	—	207,436	42,556,440

MIST-13

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Neuberger Berman Genesis	$877,469	$—	$145,972	$30,107,403
T. Rowe Price Large Cap Growth	2,910,750	—	216,203	132,079,262
T. Rowe Price Large Cap Value	1,516,090	—	1,023,647	94,026,249
T. Rowe Price Mid Cap Growth	1,342,209	1,292,188	104,583	42,456,327
T. Rowe Price Small Cap Growth	84,952	305,286	19,759	9,425,756
Third Avenue Small Cap Value	1,561,764	—	266,798	33,942,578
Turner Mid Cap Growth	(106,803)	3,515,598	—	—
Van Eck Global Natural Resources	568,098	—	403,710	73,144,477
WMC Core Equity Opportunities (formerly Davis Venture Value)	666,433	803,015	672,351	75,585,320

	$72,575,788	$14,603,727	$16,829,714	$1,869,191,812

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$9,017,814	$6,869,152	$—	$—	$9,017,814	$6,869,152

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$14,299,712	$—	$379,860,855	$(45,918,048)	$348,242,519

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total
$42,496,343*	$3,421,705	$45,918,048

*	The Portfolio acquired capital losses in the merger with MetLife Aggressive Allocation Portfolio of the Metropolitan Series Fund on April 29, 2011.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $78,406,352.

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A and Class B net assets of $73,784,334 and $1,073,640,005, respectively, acquired all of the assets and liabilities of Zenith Equity Portfolio of the Metropolitan Series Fund (“Zenith Equity”).

The acquisition was accomplished by a tax-free exchange of 44,617,982 Class A shares of the Portfolio (valued at $505,967,920) for 1,460,084 Class A shares of Zenith Equity. Each shareholder of Zenith Equity received Class A shares of the Portfolio at the Class NAV,

MIST-14

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Zenith Equity may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Zenith Equity. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Zenith Equity’s net assets on April 26, 2013, were $505,967,920 for Class A shares, including investments valued at $506,025,400 with a cost basis of $512,194,667. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Zenith Equity were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $1,653,392,259, which included $(6,169,267) of acquired unrealized depreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$19,768,418	(a)
Net realized and unrealized gain on investments	$425,928,242	(b)

Net increase in net assets from operations	$445,696,660

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Zenith Equity that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$12,510,544 net investment income as reported plus $7,392,816 from Zenith Equity pre-merger net investment income, minus $80,324 in higher advisory fees, minus $54,618 of proforma additional other expenses.
(b)	$430,881,886 Unrealized appreciation as reported, minus $124,708,212 pro-forma December 31, 2012 Unrealized appreciation, plus $87,220,247 Net realized gain as reported, plus $32,534,321 in Net Realized gain from Zenith Equity pre-merger.

10. Subsequent Events

At a meeting held on November 20, 2013, the Board approved for the Portfolio to be renamed the MetLife Asset Allocation 100 Portfolio. This change becomes effective on April 28, 2014.

MIST-15

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Metlife Aggressive Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Aggressive Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Aggressive Strategy Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Aggressive Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Aggressive Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Aggressive Strategy Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-19

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Aggressive Strategy Portfolio’s performance, the Board noted that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2013, and underperformed the median of its Performance Universe for the five-year period ended June 30, 2013. The Board considered that the Portfolio underperformed the median of its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board also noted that the Portfolio outperformed its benchmark, the Dow Jones Aggressive Index, for the one- and three-year periods ended October 31, 2013, and underperformed its benchmark for the five-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the MetLife Aggressive Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and above the Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board also considered that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

MIST-20

Met Investors Series Trust

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Aggressive Strategy Portfolio, the Board took into account that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-21

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

For the one year period ended December 31, 2013, the Class B shares of the MetLife Balanced Plus Portfolio returned 14.36%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

MARKET ENVIRONMENT / CONDITIONS

The beginning of 2013 saw U.S. equity indices reach new highs and U.S. Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments, including Congress’ failure to reach a deal on sequestration, and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated and volatility increased as investors reacted to signals by the Federal Reserve (the “Fed”) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, sending yields higher across the risk spectrum.

While the Fed’s choice to later eschew market consensus and delay tapering in the third quarter left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data. Ever since the Fed began hinting at tapering in the spring, headline indicators of economic growth had been unconvincing.

The U.S. Government shut down in the fourth quarter, the 17th such event in U.S. history, as Congress failed to fund the Government for fiscal year 2014. After 16 days, through an eleventh-hour deal, Congress managed to re-open the government and remove the immediate threat of a debt. While financial markets had experienced increased volatility leading up to the debt ceiling deadline, the markets were quick to recover on the deal.

And so in December, after months of preparation and intense data watching, the Fed announced its intention to begin gradually exiting its five-year bond-buying program. In January 2014 the Fed will reduce—or “taper”—its quantitative easing program from $85 billion to $75 billion per month. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

TOTAL PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Balanced Plus Portfolio is composed of two segments. During the year, approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of MetLife Advisers. The remaining 30% of the assets (the “Overlay Sleeve”) were invested in various fixed income instruments that served as the collateral for equity index derivative instruments purchased by the Sleeve’s subadviser, Pacific Investment Management Company (“PIMCO”), to keep the Portfolio’s overall volatility level within the desired range by changing the Portfolio’s total realized equity exposure. Combining the two sleeves, the realized equity exposure of the Portfolio ranged from approximately 50% to 70% over the course of the period.

The Portfolio benefitted from an average overweight equity allocation during the period as equity markets rallied. This benefit was muted, however, as the long duration bond strategy implemented in the Overlay held back returns as rates increased and bond prices fell. Equity volatility remained low at the end of the period and the Portfolio held the maximum allowable allocation of 70% in equity.

BASE SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The fixed income position in the Base Sleeve of the Portfolio restrained absolute performance for the Portfolio during the full twelve months when stocks significantly outperformed bonds. However, on a relative basis, the Base Sleeve performed in line with the sleeve’s asset allocation goals established earlier in the year. From an asset allocation perspective, a moderate cumulative overweight to high yield bonds due to the opportunistic positioning of the core bond managers contributed positively to relative performance.

The overall fixed income portion of the Portfolio produced a slightly positive impact on relative performance. PIMCO Inflation Protected Bond Portfolio was the largest performance detractor given that TIPS was one of the worst performing fixed income segments during the period. However, that negative contribution was more than offset by positive contributions from several other underlying bond portfolios. The Met/Templeton International Bond Portfolio, for example, generated a large outperformance against its benchmark, driven largely by the portfolio’s currency positioning. More specifically, a sizable underweight in Japanese yen proved to be the right decision as the yen tumbled against the dollar. For the BlackRock Bond Income Portfolio, the overweight in non-government spread sectors and underweight in government-owned/government-related sectors contributed to performance. Furthermore, security selection and sector allocation within structured products, commercial mortgage-backed securities, asset-backed securities, agency and non-agency residential mortgage-backed securities also added to performance.

Domestic equity was the big winner in 2013. Not only did our U.S. equity portfolios generate the best absolute return relative to other underlying portfolios, they also produced the best asset class specific alpha derived from solid stock selection. Within the large cap space, the ClearBridge Aggressive Growth Portfolio was the leading contributor. Both stock selection and sector allocation made positive contributions to the portfolio’s relative performance. In particular,

MIST-1

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

stock selection in the Health Care and Information Technology (“IT”) sectors were most effective. Additionally, an overweight to the Health Care sector and underweights to the IT, Consumer Staples, Telecom, Financials, and Materials sectors also aided results for the period. Among the midcap and small cap underlying portfolios, Morgan Stanley Mid Cap Growth Portfolio and T. Rowe Price Small Cap Growth Portfolio were the top contributors. For the Morgan Stanley Mid Cap Growth Portfolio, stock selection in the IT sector provided nearly all of the gains relative to that portfolio’s benchmark. Positive contribution from the T. Rowe Price Small Cap Growth Portfolio was largely driven by its growth style of investing during a period growth style considerably outpaced the broad market within the small cap space.

The result from underlying international equity portfolios was mixed. The underlying portfolios which include exposures to emerging markets and real estate investment trusts (“REITs”) generally have lower correlations with the rest of the equity market and therefore add diversification benefits to the Portfolio. Unfortunately, these two asset classes had a difficult year in 2013. As a result, MFS Emerging Markets Equity Portfolio and Clarion Global Real Estate Portfolio hindered the overall performance. Conversely, the Harris Oakmark International Portfolio, which was the largest equity holding in the Base Sleeve, produced a significant positive contribution, attributable to strong stock selection as holdings in 10 of 15 invested countries delivered positive relative performance.

OVERLAY SLEEVE PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio’s volatility management strategy resulted in an average overweight to equities during the year. The Overlay Sleeve’s overweight to U.S. equities, obtained via equity futures contracts, resulted in positive absolute and relative returns, given the outperformance of U.S. equity markets.

The Overlay Sleeve maintained a modest underweight to duration during the year, which was positive for relative performance amid a general increase in rates. However, this positive impact was more than offset by the focus on intermediate maturities, where rates rose the most during the year. Furthermore, diversified duration exposure to Canada also detracted from returns as rates rose in concert with U.S. interest rates. Modest exposures to Government-Related bonds, Municipals, Investment-Grade Corporates, and Emerging Markets added to returns as spreads tightened in most risk assets.

In regards to Portfolio positioning, equity exposure in the PIMCO-managed Overlay Sleeve ended the period with an overweight to equities as a result of the low volatility in financial markets. The fixed income allocation ended the year with a modest underweight to duration relative to the benchmark. It was predominately overweight duration in 5- to 15-year maturities, where superior opportunities for price appreciation exist compared to those available at the long-end, which may not adequately compensate investors for price volatility and longer-term inflation risk. The fixed income allocation was primarily composed of U.S. Treasuries, but also included modest exposures to high quality Corporates, Agencies, Sovereigns, and Municipal bonds.

The base sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The overlay sleeve is subadvised by:

Vineer Bhansali

Steve A. Rodosky

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
MetLife Balanced Plus Portfolio
Class B	14.36	7.91
Dow Jones Moderate Index	14.46	7.21

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
U.S. Treasury Bonds	15.2
BlackRock Bond Income Portfolio (Class A)	7.9
PIMCO Total Return Portfolio (Class A)	7.6
JPMorgan Core Bond Portfolio (Class A)	5.9
U.S. Treasury Notes	5.4
Harris Oakmark International Portfolio (Class A)	3.5
MFS Research International Portfolio (Class A)	3.5
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.5
Western Asset Management U.S. Government Portfolio (Class A)	3.5
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.1

Top Sectors

% of Net Assets
Mutual Funds	70.0
U.S. Treasury & Government Agencies	22.0
Foreign Government	0.5
Municipals	0.4
Corporate Bonds & Notes	0.3

MIST-3

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B(a)(b)	Actual	0.93%	$1,000.00	$1,096.40	$4.91
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—70.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—70.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	19,458,168	$205,089,088
BlackRock Bond Income Portfolio (Class A) (a)	7,188,496	771,541,255
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,907,264	72,189,929
BlackRock High Yield Portfolio (Class A) (b)	11,363,638	100,795,473
Clarion Global Real Estate Portfolio (Class A) (b)	12,132,224	135,152,973
ClearBridge Aggressive Growth Portfolio (Class A) (b)	5,210,020	70,074,773
Frontier Mid Cap Growth Portfolio (Class A) (a)	2,395,184	88,382,302
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	11,504,649	204,322,567
Harris Oakmark International Portfolio (Class A) (b)	17,856,588	341,596,536
Invesco Comstock Portfolio (Class A) (b)	4,696,526	68,475,344
Invesco Small Cap Growth Portfolio (Class A) (b)	8,659,328	177,776,005
Jennison Growth Portfolio (Class A) (a)	4,466,645	70,662,320
JPMorgan Core Bond Portfolio (Class A) (b)	56,085,068	570,385,142
JPMorgan Small Cap Value Portfolio (Class A) (b)	8,563,723	170,675,004
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	352,901	94,789,162
Met/Dimensional International Small Company Portfolio (Class A) (a)	8,230,623	138,521,390
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	12,628,980	134,246,057
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	33,306,596	335,397,417
Met/Templeton International Bond Portfolio (Class A) (b)	17,197,032	201,549,220
MFS Emerging Markets Equity Portfolio (Class A) (b)	13,011,556	134,929,839
MFS Research International Portfolio (Class A) (b)	28,371,626	340,743,227
MFS Value Portfolio (Class A) (a)	3,892,793	69,097,075
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	5,692,987	92,852,612
Neuberger Berman Genesis Portfolio (Class A) (a)	3,921,553	71,136,980
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	20,244,637	201,434,140
PIMCO Total Return Portfolio (Class A) (b)	62,213,571	738,475,094
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,107,087	67,742,857
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	7,511,270	178,542,882
Third Avenue Small Cap Value Portfolio (Class A) (b)	8,267,816	173,954,852
Van Eck Global Natural Resources Portfolio (Class A) (a)	9,583,186	136,177,079
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	22,466,943	302,180,389

Affiliated Investment Companies—(Continued)
Western Asset Management U.S. Government Portfolio (Class A) (a)	27,923,162	335,357,178

Total Mutual Funds (Cost $6,180,148,442)		6,794,246,161

U.S. Treasury & Government Agencies—22.0%

Federal Agencies—1.1%
Federal Home Loan Mortgage Corp. 1.750%, 05/30/19	36,000,000	35,362,800
2.375%, 01/13/22	10,500,000	10,037,633
6.250%, 07/15/32	30,000,000	37,950,270
Federal National Mortgage Association 6.625%, 11/15/30	1,300,000	1,691,011
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	24,600,000	21,360,549

		106,402,263

U.S. Treasury—20.9%
U.S. Treasury Bonds 2.750%, 11/15/42	11,500,000	9,092,188
2.875%, 05/15/43	11,000,000	8,915,159
3.000%, 05/15/42	3,000,000	2,515,782
3.125%, 11/15/41 (c)	145,100,000	125,330,125
3.125%, 02/15/42 (c)	149,100,000	128,552,231
3.125%, 02/15/43	61,200,000	52,402,500
3.750%, 08/15/41	70,600,000	68,823,986
4.250%, 11/15/40 (c)	177,700,000	189,111,716
4.375%, 05/15/40	7,100,000	7,712,375
4.375%, 05/15/41 (c)	193,500,000	209,947,500
4.500%, 05/15/38	63,000,000	69,851,250
4.500%, 08/15/39	25,000,000	27,710,950
5.000%, 05/15/37	14,400,000	17,136,000
5.250%, 02/15/29	168,400,000	202,711,500
5.375%, 02/15/31	54,600,000	66,910,607
5.500%, 08/15/28	6,200,000	7,642,467
6.000%, 02/15/26	26,700,000	34,084,205
6.250%, 08/15/23	88,000,000	113,038,728
6.250%, 05/15/30	1,600,000	2,137,250
6.500%, 11/15/26	39,900,000	53,291,438
8.000%, 11/15/21	57,700,000	80,148,877
U.S. Treasury Notes
0.250%, 05/31/14	52,100,000	52,130,531
0.250%, 08/31/14	20,013,000	20,030,191
0.250%, 09/15/14	74,300,000	74,363,824
0.250%, 09/30/14	9,400,000	9,407,708
0.500%, 08/15/14	8,100,000	8,118,986
0.500%, 10/15/14	61,961,000	62,135,234
1.000%, 01/15/14	78,400,000	78,424,461
1.375%, 02/28/19	54,000,000	52,886,250
1.750%, 01/31/14	2,100,000	2,102,789
3.500%, 05/15/20	12,000,000	12,945,936
3.625%, 02/15/21	137,600,000	148,489,802

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Principal Strips
Zero Coupon, 11/15/27	39,600,000	$23,809,460
Zero Coupon, 05/15/39	6,700,000	2,391,840
Zero Coupon, 11/15/41	24,000,000	7,593,168

		2,031,897,014

Total U.S. Treasury & Government Agencies (Cost $2,321,060,640)		2,138,299,277

Foreign Government—0.5%

Municipal—0.2%
Junta de Castilla y Leon 6.270%, 02/19/18 (EUR)	7,500,000	11,508,207
6.505%, 03/01/19 (EUR)	7,500,000	11,788,436

		23,296,643

Provincial—0.3%
Province of Quebec Canada 5.750%, 12/01/36 (CAD)	22,000,000	25,234,192

Total Foreign Government (Cost $50,330,838)		48,530,835

Municipals—0.4%
Metropolitan Transportation Authority NY, Dedicated Tax Fund Revenue, Refunding 5.000%, 11/15/29	4,000,000	4,289,520
New Mexico State Hospital Equipment Loan Council Hospital Revenue 5.000%, 08/01/42	1,000,000	985,010
New York State Dormitory Authority, State Personal Income Tax Revenue, Refunding 5.000%, 02/15/42	6,000,000	6,164,820
Pennsylvania State Economic Development Financing Authority Unemployment Compensation Revenue, Refunding 5.000%, 07/01/22	4,000,000	4,382,560
San Francisco Bay Area CA, Toll Authority, Toll Bridge Revenue, Refunding 5.000%, 04/01/30	7,930,000	8,515,868
University of California CA, Revenue 1.796%, 07/01/19	8,500,000	8,169,945
Utah County UT Hospital Revenue, Intermountain Healthcare Health Services, Inc. 5.000%, 05/15/43	2,000,000	2,025,660

Total Municipals (Cost $37,575,262)		34,533,383

Corporate Bonds & Notes—0.3%

Banks—0.1%
Banco del Estado de Chile 2.000%, 11/09/17 (144A)	5,000,000	4,911,220

Banks—(Continued)
Citigroup, Inc. 1.694%, 01/13/14 (d)	1,000,000	1,000,367
Export-Import Bank of Korea 1.750%, 02/27/18	6,700,000	6,519,515
Morgan Stanley 1.838%, 01/24/14 (d)	500,000	500,402

		12,931,504

Diversified Financial Services—0.1%
LeasePlan Corp. NV 3.000%, 10/23/17 (144A)	5,100,000	5,137,204
MassMutual Global Funding II 2.500%, 10/17/22 (144A) (e)	4,000,000	3,612,812

		8,750,016

Oil & Gas—0.1%
Statoil ASA 2.450%, 01/17/23	5,400,000	4,922,170

Software—0.0%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	3,716,474

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	3,772,000	3,579,236

Total Corporate Bonds & Notes (Cost $35,860,857)		33,899,400

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
JPMorgan Chase Commercial Mortgage Securities Trust 4.106%, 07/15/46 (144A)	100,000	106,903

Total Mortgage-Backed Securities (Cost $101,000)		106,903

Purchased Option—0.0%

Put Options—0.0%
S&P 500 Index, Strike Price $800 Expires 03/21/14 (Cost $176,448)	1,600,000	80,000

Short-Term Investments—5.3%

Discount Notes—0.6%
Federal Home Loan Bank 0.190%, 01/15/14 (f)	15,000,000	14,998,892

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Discount Notes—(Continued)
Federal Home Loan Mortgage Corp. 0.160%, 01/14/14 (f)	18,392,000	$18,390,937
0.160%, 02/04/14 (f)	12,500,000	12,498,111
Federal National Mortgage Association 0.125%, 01/27/14 (f)	10,000,000	9,999,097

		55,887,037

U.S. Treasury—1.6%
U.S. Treasury Bills 0.025%, 01/30/14 (f)	50,000,000	49,998,993
0.061%, 01/09/14 (c) (f)	101,000,000	100,998,653
0.061%, 01/23/14 (c) (f)	502,000	501,982
0.069%, 01/09/14 (f)	100,000	99,999
0.074%, 01/09/14 (f)	2,600,000	2,599,958

		154,199,585

Commercial Paper—0.3%
Banco do Brasil S.A. 1.217%, 01/24/14 (f)	25,000,000	24,981,060

Repurchase Agreements—2.8%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/13 at 0.010% to be repurchased at $6,000,003 on 01/02/14 collateralized by $6,222,000 U.S. Treasury Note at 0.625% due 08/31/17 with a value $6,105,338.	6,000,000	6,000,000
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 12/31/13 at 0.010% to be repurchased at $139,000,077 on 01/02/14 collateralized by $141,602,000 U.S. Treasury Note at 0.375% due 08/31/15 with a value $141,812,137.	139,000,000	139,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/13 at 0.020% to be repurchased at $67,800,075 on 01/02/14 collateralized by $61,061,000 U.S. Treasury Bond at 4.500% due 08/15/39 with a value $67,682,333.	67,800,000	67,800,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $1,155,000 on 01/02/14, collateralized by $1,175,000 Federal Farm Credit Bank at 1.125% due 02/27/2014 with a value of $1,182,344.	1,155,000	1,155,000
JPMorgan Securities, Inc. Repurchase Agreement dated 12/31/13 at 0.030% to be repurchased at $2,700,005 on 01/02/14 collateralized by $2,663,400 U.S. Treasury Note at 2.500% due 03/31/15 with a value $2,738,931.	2,700,000	2,700,000

Repurchase Agreements—(Continued)
JPMorgan Securities, Inc. Repurchase Agreement dated 12/31/13 at 0.060% to be repurchased at $60,000,200 on 01/02/14 collateralized by $59,514,300 U.S. Government Obligations with rates ranging from 0.750% - 4.000%, maturity dates ranging from 06/30/17 - 08/15/18 with a value $60,858,480.	60,000,000	60,000,000

		276,655,000

Total Short-Term Investments (Cost $511,722,682)		511,722,682

Total Investments—98.5% (Cost $9,136,976,169) (g)		9,561,418,641
Other assets and liabilities (net)—1.5%		147,612,054

Net Assets—100.0%		$9,709,030,695

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $62,822,917.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $3,612,812, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(f)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(g)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $9,164,749,709. The aggregate unrealized appreciation and depreciation of investments were $702,960,940 and $(306,292,008), respectively, resulting in net unrealized appreciation of $396,668,932 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $13,768,139, which is 0.1% of net assets.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2013

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
MassMutual Global Funding II	10/10/12	$4,000,000	$3,973,411	$3,612,812

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	18,393,280	Credit Suisse International	01/03/14	$7,825,595	$(29,355)
BRL	18,393,280	Deutsche Bank AG	01/03/14	7,851,652	(55,412)
BRL	18,393,280	Deutsche Bank AG	02/04/14	7,872,487	(138,884)

Contracts to Deliver
BRL	18,393,280	Credit Suisse International	01/03/14	7,851,652	55,412
BRL	18,393,280	Deutsche Bank AG	01/03/14	7,934,978	138,738
CAD	28,414,000	Citibank N.A.	03/20/14	26,772,447	73,917
EUR	14,999,000	Citibank N.A.	03/13/14	20,675,521	41,856

Net Unrealized Appreciation					$86,272

Securities in the amount of $135,892 have been received at the custodian bank as collateral for forward foreign currency exchange contracts.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	12/14/15	1,403	USD	347,210,175	$(406,111)
90 Day EuroDollar Futures	03/14/16	160	USD	39,542,274	(114,274)
S&P 500 E-Mini Index Futures	03/21/14	42,119	USD	3,751,561,703	125,702,842
U.S. Treasury Long Bond Futures	03/20/14	1,460	USD	190,416,265	(3,080,015)

Net Unrealized Appreciation					$122,102,442

(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$6,794,246,161	$—	$—	$6,794,246,161
Total U.S. Treasury & Government Agencies*	—	2,138,299,277	—	2,138,299,277
Total Foreign Government*	—	48,530,835	—	48,530,835
Total Municipals	—	34,533,383	—	34,533,383
Total Corporate Bonds & Notes*	—	33,899,400	—	33,899,400
Total Mortgage-Backed Securities*	—	106,903	—	106,903
Total Purchased Option*	—	80,000	—	80,000
Short-Term Investments
Discount Notes	—	55,887,037	—	55,887,037
U.S. Treasury	—	154,199,585	—	154,199,585
Commercial Paper	—	24,981,060	—	24,981,060
Repurchase Agreements	—	276,655,000	—	276,655,000
Total Short-Term Investments	—	511,722,682	—	511,722,682
Total Investments	$6,794,246,161	$2,767,172,480	$—	$9,561,418,641

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$309,923	$—	$309,923
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(223,651)	—	(223,651)
Total Forward Contracts	$—	$86,272	$—	$86,272
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$125,702,842	$—	$—	$125,702,842
Futures Contracts (Unrealized Depreciation)	(3,600,400)	—	—	(3,600,400)
Total Futures Contracts	$122,102,442	$—	$—	$122,102,442

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$2,767,172,480
Affiliated investments at value (b)	6,794,246,161
Cash	5,694
Cash denominated in foreign currencies (c)	1,732
Cash collateral for futures contracts	117,601,000
Unrealized appreciation on forward foreign currency exchange contracts	309,923
Receivable for:
Fund shares sold	3,695,703
Interest	21,211,207
Variation margin on futures contracts	13,478,080
Prepaid expenses	21,124

Total Assets	9,717,743,104
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	223,651
Payables for:
Investments purchased	3,630,426
Fund shares redeemed	65,277
Variation margin on futures contracts	722,333
Accrued expenses:
Management fees	1,904,900
Distribution and service fees	2,011,792
Deferred trustees’ fees	34,491
Other expenses	119,539

Total Liabilities	8,712,409

Net Assets	$9,709,030,695

Net assets consist of:
Paid in surplus	$8,316,305,507
Undistributed net investment income	182,854,668
Accumulated net realized gain	663,196,226
Unrealized appreciation on investments, affiliated investments, futures contracts and foreign currency transactions	546,674,294

Net Assets	$9,709,030,695

Net Assets
Class B	$9,709,030,695
Capital Shares Outstanding*
Class B	820,518,672
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.83

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,956,827,727.
(b)	Identified cost of affiliated investments was $6,180,148,442.
(c)	Identified cost of cash denominated in foreign currencies was $1,732.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from affiliated investments	$128,673,819
Interest	49,060,588

Total investment income	177,734,407
Expenses
Management fees	19,672,004
Administration fees	74,457
Custodian and accounting fees	211,278
Distribution and service fees—Class B	20,194,780
Audit and tax services	37,330
Legal	26,613
Trustees’ fees and expenses	30,447
Shareholder reporting	58,560
Insurance	33,887
Miscellaneous	10,198

Total expenses	40,349,554
Less management fee waiver	(250,000)

Net expenses	40,099,554

Net Investment Income	137,634,853

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	(6,463,816)
Affiliated investments	84,068,854
Futures contracts	576,476,892
Foreign currency transactions	592,262
Capital gain distributions from Affiliated Underlying Portfolios	66,944,327

Net realized gain	721,618,519

Net change in unrealized appreciation (depreciation) on:
Investments	(218,335,361)
Affiliated investments	328,375,454
Futures contracts	121,091,605
Foreign currency transactions	(140,771)

Net change in unrealized appreciation	230,990,927

Net realized and unrealized gain	952,609,446

Net Increase in Net Assets From Operations	$1,090,244,299

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$137,634,853	$76,000,849
Net realized gain	721,618,519	208,808,760
Net change in unrealized appreciation	230,990,927	280,964,199

Increase in net assets from operations	1,090,244,299	565,773,808

From Distributions to Shareholders
Net investment income
Class B	(94,628,528)	(6,497)
Net realized capital gains
Class B	(152,861,468)	0

Total distributions	(247,489,996)	(6,497)

Increase in net assets from capital share transactions	2,406,968,703	2,741,602,136

Total increase in net assets	3,249,723,006	3,307,369,447

Net Assets
Beginning of period	6,459,307,689	3,151,938,242

End of period	$9,709,030,695	$6,459,307,689

Undistributed net investment income
End of period	$182,854,668	$94,785,201

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	205,508,134	$2,299,030,477	275,325,275	$2,778,844,068
Reinvestments	22,747,242	247,489,996	647	6,497
Redemptions	(12,449,546)	(139,551,770)	(3,657,779)	(37,248,429)

Net increase	215,805,830	$2,406,968,703	271,668,143	$2,741,602,136

Increase derived from capital shares transactions		$2,406,968,703		$2,741,602,136

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$10.68	$9.46		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.19	0.16		0.01
Net realized and unrealized gain (loss) on investments	1.33	1.06		(0.54)

Total from investment operations	1.52	1.22		(0.53)

Less Distributions
Distributions from net investment income	(0.14)	(0.00	)(c)	(0.01)
Distributions from net realized capital gains	(0.23)	0.00		0.00

Total distributions	(0.37)	(0.00)		(0.01)

Net Asset Value, End of Period	$11.83	$10.68		$9.46

Total Return (%) (d)	14.36	13.11		(5.28	)(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (f)	0.50	0.51		0.54	(g)
Net ratio of expenses to average net assets (%) (f) (h)	0.50	0.51		0.54	(g)
Ratio of net investment income to average net assets (%)	1.70	1.55		0.17	(g)
Portfolio turnover rate (%)	13	13		10	(e)
Net assets, end of period (in millions)	$9,709.0	$6,459.3		$3,151.9

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(g)	Computed on an annualized basis.
(h)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Plus Portfolio (the “Portfolio”) which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments and short term dividend reclasses from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

MIST-14

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral, including interest, be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $276,655,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2013, the Portfolio held U.S. Treasury securities purchased through secured borrowing transactions. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

MIST-15

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

MIST-16

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts* (b)	$3,600,400
Equity	Investments at market value (a) (b)	$80,000
	Unrealized appreciation on futures contracts* (b)	125,702,842
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	309,923	Unrealized depreciation on forward foreign currency exchange contracts	223,651

Total		$126,092,765		$3,824,051

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Includes options purchased which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$115,773	$—	$(115,773)	$—
Credit Suisse International	55,412	(29,355)	—	26,057
Deutsche Bank AG	138,738	(138,738)	—	—

	$309,923	$(168,093)	$(115,773)	$26,057

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Credit Suisse International	$29,355	$(29,355)	$—	$—
Deutsche Bank AG	194,296	(138,738)	—	55,558

	$223,651	$(168,093)	$—	$55,558

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

MIST-17

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Investments (a)	$(3,906)	$(605,961)	$—	$(609,867)
Forward foreign currency transactions	—	—	772,805	772,805
Futures contracts	(10,178,516)	586,655,408	—	576,476,892

	$(10,182,422)	$586,049,447	$772,805	$576,639,830

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Investments (a)	$—	$(31,044)	$—	$(31,044)
Forward foreign currency transactions	—	—	(184,380)	(184,380)
Futures contracts	(2,361,708)	123,453,313	—	121,091,605

	$(2,361,708)	$123,422,269	$(184,380)	$120,876,181

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$1,382,854
Forward Foreign currency transactions	74,610,076
Futures contracts long	192,283,054

‡	Averages are based on activity levels during 2013.
(a)	Includes purchased options which are part of net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or

MIST-18

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$940,779,372	$2,585,298,493	$234,411,466	$701,956,262

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser (Overlay Portion managed by PIMCO) for the year ended December 31, 2013	% per annum	Average Daily Net Assets of the Overlay Portion
$16,487,886	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

MIST-19

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Management Fees earned by the Adviser (Base Portion managed by MetLife Advisers) for the year ended December 31, 2013	% per annum	Average Daily Net Assets of the Base Portion
$3,184,118	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

Overlay Portion:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million

An identical agreement was in place for the period January 1, 2013 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
0.65%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the year ended December 31, 2013, there were no amounts waived or expenses repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

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Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Baillie Gifford International Stock	22,153,698	6,118,872	(8,814,402)	19,458,168
BlackRock Bond Income	5,718,897	2,561,835	(1,092,236)	7,188,496
BlackRock Capital Appreciation	1,555,793	363,652	(12,181)	1,907,264
BlackRock High Yield	10,368,586	4,203,358	(3,208,306)	11,363,638
Clarion Global Real Estate	8,286,606	4,183,644	(338,026)	12,132,224
ClearBridge Aggressive Growth	4,965,575	986,405	(741,960)	5,210,020
Frontier Mid Cap Growth	—	2,399,347	(4,163)	2,395,184
Goldman Sachs Mid Cap Value	9,916,673	2,573,836	(985,860)	11,504,649
Harris Oakmark International	22,412,541	4,121,926	(8,677,879)	17,856,588
Invesco Comstock	4,294,824	911,196	(509,494)	4,696,526
Invesco Small Cap Growth	7,379,597	2,084,949	(805,218)	8,659,328
Jennison Growth	—	4,488,603	(21,958)	4,466,645
JPMorgan Core Bond	—	56,166,445	(81,377)	56,085,068
JPMorgan Small Cap Value	7,559,681	1,632,356	(628,314)	8,563,723
Met/Artisan Mid Cap Value	229,555	124,164	(818)	352,901
Met/Dimensional International Small Company	6,711,166	1,846,120	(326,663)	8,230,623
Met/Eaton Vance Floating Rate	8,186,577	4,469,571	(27,168)	12,628,980
Met/Franklin Low Duration Total Return	20,997,559	12,380,306	(71,269)	33,306,596
Met/Templeton International Bond	11,368,738	5,864,846	(36,552)	17,197,032
MFS Emerging Markets Equity	8,315,831	4,722,793	(27,068)	13,011,556
MFS Research International	28,097,212	6,616,508	(6,342,094)	28,371,626
MFS Value	3,336,662	877,468	(321,337)	3,892,793
Morgan Stanley Mid Cap Growth	3,713,430	2,013,904	(34,347)	5,692,987
Neuberger Berman Genesis	3,386,903	736,689	(202,039)	3,921,553
PIMCO Inflation Protected Bond	11,218,800	9,065,287	(39,450)	20,244,637
PIMCO Total Return	51,535,317	21,416,987	(10,738,733)	62,213,571
T. Rowe Price Large Cap Value	—	2,110,633	(3,546)	2,107,087
T. Rowe Price Small Cap Growth	6,253,934	1,796,887	(539,551)	7,511,270
Third Avenue Small Cap Value	7,202,711	1,571,837	(506,732)	8,267,816
Van Eck Global Natural Resources	6,827,482	2,777,786	(22,082)	9,583,186
Western Asset Management Strategic Bond Opportunities*	16,057,839	7,155,208	(746,104)	22,466,943
Western Asset Management U.S. Government	17,192,557	10,789,324	(58,719)	27,923,162

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2013. The mostrecent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MIST-21

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Baillie Gifford International Stock	$7,729,979	$—	$2,416,948	$205,089,088
BlackRock Bond Income	8,967,120	14,286,085	23,437,949	771,541,255
BlackRock Capital Appreciation	60,519	—	445,134	72,189,929
BlackRock High Yield	3,031,904	1,992,124	5,073,818	100,795,473
Clarion Global Real Estate	699,401	—	7,233,272	135,152,973
ClearBridge Aggressive Growth	2,245,997	—	236,901	70,074,773
Frontier Mid Cap Growth	(1,423)	1,606,803	852,591	88,382,302
Goldman Sachs Mid Cap Value	2,679,968	6,011,084	1,868,028	204,322,567
Harris Oakmark International	32,600,338	—	7,332,618	341,596,536
Invesco Comstock	1,519,419	—	742,785	68,475,344
Invesco Small Cap Growth	1,769,562	8,354,101	614,735	177,776,005
Jennison Growth	39,712	533,523	217,361	70,662,320
JPMorgan Core Bond	(14,074)	1,750,918	2,188,648	570,385,142
JPMorgan Small Cap Value	2,058,936	—	976,360	170,675,004
Met/Artisan Mid Cap Value	28,454	—	703,499	94,789,162
Met/Dimensional International Small Company	(81,460)	3,057,287	2,203,581	138,521,390
Met/Eaton Vance Floating Rate	5,422	457,393	4,043,352	134,246,057
Met/Franklin Low Duration Total Return	2,162	—	4,485,574	335,397,417
Met/Templeton International Bond	(17,612)	662,054	3,297,780	201,549,220
MFS Emerging Markets Equity	(34,818)	—	1,315,598	134,929,839
MFS Research International	5,649,486	—	7,401,950	340,743,227
MFS Value	1,024,872	1,778,440	1,047,381	69,097,075
Morgan Stanley Mid Cap Growth	55,031	—	555,374	92,852,612
Neuberger Berman Genesis	725,735	—	449,084	71,136,980
PIMCO Inflation Protected Bond	(12,411)	7,903,498	3,321,217	201,434,140
PIMCO Total Return	8,314,554	11,062,288	25,199,982	738,475,094
T. Rowe Price Large Cap Value	2,198	—	884,834	67,742,857
T. Rowe Price Small Cap Growth	2,076,745	7,488,729	484,685	178,542,882
Third Avenue Small Cap Value	1,835,980	—	1,703,569	173,954,852
Van Eck Global Natural Resources	(87,557)	—	914,387	136,177,079
Western Asset Management Strategic Bond Opportunities	1,169,670	—	11,766,176	302,180,389
Western Asset Management U.S. Government	25,045	—	5,258,648	335,357,178

	$84,068,854	$66,944,327	$128,673,819	$6,794,246,161

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$160,802,324	$6,497	$86,687,672	$—	$247,489,996	$6,497

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$459,015,792	$536,935,400	$396,808,487	$—	$1,392,759,679

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-22

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Balanced Plus Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Balanced Plus Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the two years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent, custodian, and brokers, where replies were not received from brokers; we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Plus Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-24

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-25

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Balanced Plus Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-26

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds, including those underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Balanced Plus Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Blended Index for the one-year period ended June 30, 2013. The Board also noted that the Portfolio outperformed the median of its Performance Universe and underperformed its Blended Index for the

MIST-27

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

since-inception period (beginning April 29, 2011) ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index for the one-year period ended October 31, 2013 and outperformed this benchmark for the since-inception period ended October 31, 2013. The Board also took into account that the Portfolio underperformed its other benchmark, the Balanced Plus Narrow Index, for the one-year and since-inception periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies, including those underlying variable insurance products, deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the MetLife Balanced Plus Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and the Expense Universe median and below the median of the Sub-advised Expense Universe. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median, and above the median of the Sub-advised Expense Universe. The Board also took into account that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board considered that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule (with respect to the Portfolio’s overlay portion) and that the Adviser agreed to waive a corresponding portion of its advisory fee (with respect to the Portfolio’s overlay portion) in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2013.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

MIST-28

Met Investors Series Trust

MetLife Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the MetLife Balanced Plus Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-29

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the MetLife Balanced Strategy Portfolio returned 19.78% and 19.42%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

MARKET ENVIRONMENT / CONDITIONS

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed”) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened, resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014, causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S. equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%), and Asia-Pacific ex-Japan (5.5%), as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care, and Industrials proved to be the best performing sectors, while Telecom and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013, and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex-U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Balanced Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 65% to equities and 35% to fixed income. The Portfolio delivered a strong double digit return during the twelve month period. Relative to the Dow Jones Moderate Index, the Portfolio outperformed due to a combination of asset class exposures and favorable security selection in the underlying portfolios. From an asset class exposure perspective, a modest overweight to high yield bonds due to the opportunistic positioning of the core bond managers along with a slight overweight to equity compared to the benchmark contributed positively to relative performance.

Domestic equity was the big winner in 2013. Not only did our U.S. equity portfolios generate the best absolute return relative to international and fixed income underlying portfolios, they also produced the best asset class specific excess return derived from solid stock selection. Outperformance was most pronounced in the large cap space across value and growth spectrum. The ClearBridge Aggressive Growth Portfolio and MFS Value Portfolio were the top contributors in the domestic equity space. For the ClearBridge Aggressive Growth Portfolio, both stock selection and sector allocation made positive contributions to the portfolio’s relative performance. In particular, stock selection in the Health Care and Information Technology (“IT”) sectors were most effective. Additionally, an overweight in the Health Care sector and underweights in the IT, Consumer Staples, Telecom, Financials, and Materials sectors also aided results for the period. The MFS Value Portfolio benefited from sector positioning, namely an underweight in the bottom performing Utilities sector combined with an overweight in the better performing Industrials sector. Additionally, its stock selection within the Financials sector was effective across a large number of names. Other domestic equity portfolios that provided a strong contribution on the positive side included Invesco Comstock Portfolio and T. Rowe Price Large Cap Growth Portfolio. Both portfolios’ strong performance

MIST-1

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

was driven by favorable stock selection. In contrast, several mid cap and small cap equity portfolios detracted from relative performance, however, to a lesser degree.

The results from the underlying international equity portfolios were mixed. The two portfolios that provide exposure to emerging markets and real estate investment trusts (“REITs”) generally have lower correlations with the rest of the equity market and therefore add diversification benefits to the Portfolio. Unfortunately, these two asset classes had a difficult year in 2013. As a result, MFS Emerging Markets Equity Portfolio and Clarion Global Real Estate Portfolio significantly hindered the overall performance. On a relative basis, while the Harris Oakmark International Portfolio produced the largest positive contribution among all equity portfolios, that positive effect was more than offset by the underperformance generated from several other international portfolios, especially the Clarion Global Real Estate Portfolio.

The fixed income portion of the Portfolio produced a slightly positive impact on relative performance. Not surprisingly, the PIMCO Inflation Protected Bond Portfolio was the largest performance detractor given that TIPS was the worst performing fixed income segment during the year. That negative contribution was more than offset by positive contributions from several other underlying bond portfolios, including the Met/Templeton International Bond Portfolio and the Western Asset Management U.S. Government Portfolio. While the PIMCO Inflation Protected Bond Portfolio was largely an asset class story, the portfolios on the positive side were a successful security selection story in the sense that they generated a positive excess return relative to their respective asset class indices. The Met/Templeton International Bond Portfolio generated a large outperformance against its benchmark, driven primarily by the portfolio’s currency positioning. More specifically, a sizable underweight in Japanese yen proved to be the right decision as the yen tumbled against the dollar. The Western Asset Management U.S. Government Portfolio performed particularly well in the Mortgage-Backed Securities sector, an area in which it has been consistently adding value.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
MetLife Balanced Strategy Portfolio
Class A	19.78	14.58	6.70
Class B	19.42	14.28	6.23
Dow Jones Moderate Index	14.46	12.49	7.02

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	7.6
MFS Value Portfolio (Class A)	6.2
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A)	5.2
BlackRock Bond Income Portfolio (Class A)	5.2
T. Rowe Price Large Cap Value Portfolio (Class A)	4.6
Invesco Comstock Portfolio (Class A)	4.1
BlackRock Large Cap Value Portfolio (Class A)	4.1
Harris Oakmark International Portfolio (Class A)	4.1
Jennison Growth Portfolio (Class A)	3.9
T. Rowe Price Large Cap Growth Portfolio (Class A)	3.9

MIST-3

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Balanced Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.69%	$1,000.00	$1,122.60	$3.69
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class B(a)	Actual	0.94%	$1,000.00	$1,120.50	$5.02
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	32,982,418	$347,634,681
BlackRock Bond Income Portfolio (Class A) (a)	5,444,774	584,387,608
BlackRock Capital Appreciation Portfolio (Class A) (a)	7,776,452	294,338,696
BlackRock High Yield Portfolio (Class A) (b)	7,609,104	67,492,750
BlackRock Large Cap Value Portfolio (Class A) (a)	38,709,034	465,282,584
Clarion Global Real Estate Portfolio (Class A) (b)	18,801,352	209,447,061
ClearBridge Aggressive Growth Portfolio (Class A) (b)	21,521,527	289,464,537
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	13,103,052	232,710,196
Harris Oakmark International Portfolio (Class A) (b)	24,091,455	460,869,537
Invesco Comstock Portfolio (Class A) (b)	32,053,600	467,341,494
Invesco Small Cap Growth Portfolio (Class A) (b)	20,068,092	411,997,925
Jennison Growth Portfolio (Class A) (a)	27,568,267	436,129,986
JPMorgan Core Bond Portfolio (Class A) (b)	36,445,151	370,647,181
JPMorgan Small Cap Value Portfolio (Class A) (b)	5,841,314	116,417,379
Lord Abbett Bond Debenture Portfolio (Class A) (b)	5,798,359	78,567,767
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	431,397	115,873,198
Met/Dimensional International Small Company Portfolio (Class A) (a)	13,870,472	233,440,041
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	20,312,476	215,921,619
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	21,361,219	215,107,472
Met/Templeton International Bond Portfolio (Class A) (b)	27,505,251	322,361,546
MFS Emerging Markets Equity Portfolio (Class A) (b)	20,738,949	215,062,902
MFS Research International Portfolio (Class A) (b)	28,727,113	345,012,628
MFS Value Portfolio (Class A) (a)	39,573,564	702,430,757
Neuberger Berman Genesis Portfolio (Class A) (a)	9,681,365	175,619,970

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	31,472,042	$313,146,815
PIMCO Total Return Portfolio (Class A) (b)	71,947,105	854,012,138
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	17,764,738	435,413,739
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	16,261,429	522,804,946
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	19,018,243	233,734,211
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	2,470,502	58,723,822
Third Avenue Small Cap Value Portfolio (Class A) (b)	8,337,750	175,426,251
Van Eck Global Natural Resources Portfolio (Class A) (a)	15,788,432	224,353,618
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	5,590,482	75,191,978
Western Asset Management U.S. Government Portfolio (Class A) (a)	35,492,314	426,262,686
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A) (a)	13,620,121	585,256,588

Total Mutual Funds (Cost $9,082,159,908)		11,277,886,307

Total Investments—100.0% (Cost $9,082,159,908) (c)		11,277,886,307
Other assets and liabilities (net)—0.0%		(2,940,069)

Net Assets — 100.0%		$11,274,946,238

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $9,274,432,451. The aggregate unrealized appreciation and depreciation of investments were $2,069,357,899 and $(65,904,043), respectively, resulting in net unrealized appreciation of $2,003,453,856 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$11,277,886,307	$—	$—	$11,277,886,307
Total Investments	$11,277,886,307	$—	$—	$11,277,886,307

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Affiliated investments at value (a)	$11,277,886,307
Receivable for:
Investments sold	3,648,747
Fund shares sold	97,782

Total Assets	11,281,632,836
Liabilities
Payables for:
Fund shares redeemed	3,746,529
Due to Adviser	1,370
Accrued expenses:
Management fees	504,398
Distribution and service fees	2,362,048
Deferred trustees’ fees	53,884
Other expenses	18,369

Total Liabilities	6,686,598

Net Assets	$11,274,946,238

Net Assets Consist of:
Paid in surplus	$8,802,958,629
Undistributed net investment income	233,371,347
Accumulated net realized gain	42,889,863
Unrealized appreciation on affiliated investments	2,195,726,399

Net Assets	$11,274,946,238

Net Assets
Class A	$3,338,473
Class B	11,271,607,765
Capital Shares Outstanding*
Class A	253,201
Class B	859,562,506
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.19
Class B	13.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,082,159,908.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Affiliated Underlying Portfolios	$216,405,048

Total investment income	216,405,048
Expenses
Management fees	5,761,107
Administration fees	21,912
Deferred expense reimbursement	16,435
Custodian and accounting fees	24,781
Distribution and service fees—Class B	26,922,964
Audit and tax services	27,653
Legal	23,321
Trustees’ fees and expenses	30,453
Miscellaneous	16,619

Total expenses	32,845,245

Net Investment Income	183,559,803

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	477,969,778
Capital gain distributions from Affiliated Underlying Portfolios	161,654,065

Net realized gain	639,623,843

Net change in unrealized appreciation on affiliated investments	1,084,552,935

Net realized and unrealized gain	1,724,176,778

Net Increase in Net Assets From Operations	$1,907,736,581

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$183,559,803	$181,839,627
Net realized gain	639,623,843	286,876,172
Net change in unrealized appreciation	1,084,552,935	847,801,002

Increase in net assets from operations	1,907,736,581	1,316,516,801

From Distributions to Shareholders
Net investment income
Class A	(62,473)	(56,222)
Class B	(216,504,479)	(217,200,076)

Total distributions	(216,566,952)	(217,256,298)

Decrease in net assets from capital share transactions	(619,086,415)	(610,459,513)

Total increase in net assets	1,072,083,214	488,800,990

Net Assets
Beginning of period	10,202,863,024	9,714,062,034

End of period	$11,274,946,238	$10,202,863,024

Undistributed net investment income
End of period	$233,371,347	$216,427,058

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	83,864	$1,022,281	35,493	$376,102
Reinvestments	5,404	62,473	5,289	56,222
Redemptions	(65,318)	(807,819)	(22,210)	(235,823)

Net increase	23,950	$276,935	18,572	$196,501

Class B
Sales	19,215,748	$233,169,973	21,768,959	$232,301,120
Reinvestments	18,810,120	216,504,479	20,509,922	217,200,076
Redemptions	(88,253,172)	(1,069,037,802)	(99,306,483)	(1,060,157,210)

Net decrease	(50,227,304)	$(619,363,350)	(57,027,602)	$(610,656,014)

Decrease derived from capital shares transactions		$(619,086,415)		$(610,459,513)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.27	$10.10	$10.43	$9.37	$7.28

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.21	0.20	0.18	0.29
Net realized and unrealized gain (loss) on investments	1.97	1.21	(0.35)	1.10	1.80

Total from investment operations	2.19	1.42	(0.15)	1.28	2.09

Less Distributions
Distributions from net investment income	(0.27)	(0.25)	(0.18)	(0.22)	0.00

Total distributions	(0.27)	(0.25)	(0.18)	(0.22)	0.00

Net Asset Value, End of Period	$13.19	$11.27	$10.10	$10.43	$9.37

Total Return (%) (b)	19.78	14.24	(1.51)	13.85	28.71

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (d)	1.80	1.98	1.93	1.88	3.72
Portfolio turnover rate (%)	14	10	26	13	28
Net assets, end of period (in millions)	$3.3	$2.6	$2.1	$2.4	$1.8

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.21	$10.05	$10.38	$9.33	$7.27

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.19	0.16	0.17	0.21
Net realized and unrealized gain (loss) on investments	1.93	1.20	(0.33)	1.08	1.85

Total from investment operations	2.14	1.39	(0.17)	1.25	2.06

Less Distributions
Distributions from net investment income	(0.24)	(0.23)	(0.16)	(0.20)	0.00

Total distributions	(0.24)	(0.23)	(0.16)	(0.20)	0.00

Net Asset Value, End of Period	$13.11	$11.21	$10.05	$10.38	$9.33

Total Return (%) (b)	19.42	13.93	(1.70)	13.58	28.34

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	1.70	1.79	1.56	1.75	2.59
Portfolio turnover rate (%)	14	10	26	13	28
Net assets, end of period (in millions)	$11,271.6	$10,200.3	$9,711.9	$9,252.1	$7,049.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MIST-10

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,476,304,144	$0	$1,966,482,885

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$5,761,107	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Expense Limitation Agreement - On November 7, 2008, the Strategic Growth and Income Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Growth and Income Portfolio. The Expense Limitation Agreement with respect to the Strategic Growth and Income Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Growth and Income Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Growth and Income Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $280,240 from the Strategic Growth and Income Portfolio. Such amount was a contractual obligation of the Strategic Growth and

MIST-11

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Income Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Growth and Income Portfolio. Any reimbursement of the Adviser owed by the Strategic Growth and Income Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Growth and Income Portfolio paid by the Adviser expired on December 31, 2013.

As of December 31, 2013, there were no expenses deferred in 2013 and $16,435 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2013 was $16,435. Amounts recouped for the year ended December 31, 2013 are shown as Deferred expense reimbursement in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Baillie Gifford International Stock	33,387,041	576,802	(981,425)	32,982,418
BlackRock Bond Income	5,249,076	925,112	(729,414)	5,444,774
BlackRock Capital Appreciation	7,156,850	1,334,792	(715,190)	7,776,452
BlackRock High Yield	11,479,132	725,320	(4,595,348)	7,609,104
BlackRock Large Cap Value	41,864,889	3,064,904	(6,220,759)	38,709,034
Clarion Global Real Estate	17,948,796	1,464,997	(612,441)	18,801,352
ClearBridge Aggressive Growth	22,087,370	3,730,042	(4,295,885)	21,521,527
ClearBridge Aggressive Growth II (formerly Janus Forty)	2,624,504	545,285	(3,169,789)	—
Goldman Sachs Mid Cap Value	14,681,380	723,786	(2,302,114)	13,103,052

MIST-12

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Harris Oakmark International	27,420,985	794,506	(4,124,036)	24,091,455
Invesco Comstock	37,780,641	505,316	(6,232,357)	32,053,600
Invesco Small Cap Growth	26,413,055	1,624,918	(7,969,881)	20,068,092
Jennison Growth	25,871,695	4,532,566	(2,835,994)	27,568,267
JPMorgan Core Bond	—	36,445,151	—	36,445,151
JPMorgan Small Cap Value	—	6,159,322	(318,008)	5,841,314
Lord Abbett Bond Debenture	7,626,362	397,272	(2,225,275)	5,798,359
Met/Artisan Mid Cap Value	518,681	5,057	(92,341)	431,397
Met/Dimensional International Small Company	14,898,711	776,967	(1,805,206)	13,870,472
Met/Eaton Vance Floating Rate	18,895,507	1,452,274	(35,305)	20,312,476
Met/Franklin Low Duration Total Return	19,894,288	1,497,396	(30,465)	21,361,219
Met/Templeton International Bond	25,909,354	1,641,913	(46,016)	27,505,251
MFS Emerging Markets Equity	9,376,925	11,386,966	(24,942)	20,738,949
MFS Research International	39,883,034	900,823	(12,056,744)	28,727,113
MFS Value	44,092,077	2,348,587	(6,867,100)	39,573,564
Neuberger Berman Genesis	15,552,396	98,595	(5,969,626)	9,681,365
PIMCO Inflation Protected Bond	25,371,478	6,139,719	(39,155)	31,472,042
PIMCO Total Return	78,488,010	5,304,029	(11,844,934)	71,947,105
Pioneer Fund	7,052,166	1,853	(7,054,019)	—
T. Rowe Price Large Cap Growth	17,191,272	2,660,721	(2,087,255)	17,764,738
T. Rowe Price Large Cap Value	16,834,880	704,847	(1,278,298)	16,261,429
T. Rowe Price Mid Cap Growth	21,636,144	1,289,122	(3,907,023)	19,018,243
T.Rowe Price Small Cap Growth	—	2,775,801	(305,299)	2,470,502
Third Avenue Small Cap Value	12,899,353	122,171	(4,683,774)	8,337,750
Van Eck Global Natural Resources	15,627,757	297,239	(136,564)	15,788,432
Western Asset Management Strategic Bond Opportunities *	7,265,928	342,665	(2,018,111)	5,590,482
Western Asset Management U.S. Government	32,416,641	3,125,510	(49,837)	35,492,314
WMC Core Equity Opportunities (formerly Davis Venture Value)	15,470,069	494,527	(2,344,475)	13,620,121

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2013. The most recent Annual Report of the Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Baillie Gifford International Stock	$905,457	$—	$5,227,128	$347,634,681
BlackRock Bond Income	7,550,542	12,942,785	21,234,109	584,387,608
BlackRock Capital Appreciation	2,652,569	—	1,859,846	294,338,696
BlackRock High Yield	8,193,041	1,694,017	4,314,558	67,492,750
BlackRock Large Cap Value	15,740,154	24,277,690	6,279,403	465,282,584
Clarion Global Real Estate	(1,246,384)	—	14,685,875	209,447,061
ClearBridge Aggressive Growth	17,109,585	—	967,999	289,464,537
ClearBridge Aggressive Growth II (formerly Janus Forty)	80,966,855	—	2,065,243	—
Goldman Sachs Mid Cap Value	4,515,347	8,050,876	2,501,922	232,710,196
Harris Oakmark International	34,524,000	—	12,267,177	460,869,537
Invesco Comstock	19,993,818	—	5,987,999	467,341,494
Invesco Small Cap Growth	43,651,681	23,702,094	1,744,117	411,997,925
Jennison Growth	14,854,038	3,484,108	1,419,452	436,129,986
JPMorgan Core Bond	—	1,452,257	1,815,321	370,647,181
JPMorgan Small Cap Value	772,551	—	733,405	116,417,379
Lord Abbett Bond Debenture	4,012,816	—	5,101,652	78,567,767
Met/Artisan Mid Cap Value	11,344,285	—	1,107,225	115,873,198
Met/Dimensional International Small Company	9,528,381	6,158,645	4,438,928	233,440,041
Met/Eaton Vance Floating Rate	29,007	944,822	8,352,229	215,921,619
Met/Franklin Low Duration Total Return	5,315	—	3,643,090	215,107,472
Met/Templeton International Bond	100,549	1,371,517	6,831,709	322,361,546
MFS® Emerging Markets Equity	133,268	—	2,646,112	215,062,902
MFS® Research International	36,519,492	—	9,341,196	345,012,628

MIST-13

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
MFS® Value	$48,256,063	$21,506,219	$12,665,717	$702,430,757
Neuberger Berman Genesis	26,586,236	—	1,374,421	175,619,970
PIMCO Inflation Protected Bond	37,530	16,088,560	6,760,753	313,146,815
PIMCO Total Return	25,562,189	16,171,713	36,839,296	854,012,138
Pioneer Fund	8,862,572	—	28,432	—
T. Rowe Price Large Cap Growth	9,888,859	—	1,025,649	435,413,739
T. Rowe Price Large Cap Value	4,581,177	—	8,105,794	522,804,946
T. Rowe Price Mid Cap Growth	7,723,917	11,556,277	935,310	233,734,211
T.Rowe Price Small Cap Growth	713,112	2,856,039	184,848	58,723,822
Third Avenue Small Cap Value	23,207,973	—	2,046,372	175,426,251
Van Eck Global Natural Resources	569,746	—	1,838,592	224,353,618
Western Asset Management Strategic Bond Opportunities	3,479,397	—	3,662,211	75,191,978
Western Asset Management U.S. Government	18,365	—	8,504,476	426,262,686
WMC Core Equity Opportunities (formerly Davis Venture Value)	6,626,275	9,396,446	7,867,482	585,256,588

	$477,969,778	$161,654,065	$216,405,048	$11,277,886,307

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$216,566,952	$217,256,298	$—	$—	$216,566,952	$217,256,298

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$233,425,232	$235,162,407	$2,003,453,856	$—	$2,472,041,495

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $332,534,238.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

9. Subsequent Events

At a meeting held on November 20, 2013, the Board approved the acquisition of the Portfolio by the Metropolitan Series Fund MetLife Moderate Allocation Portfolio (“MetLife Moderate Allocation Portfolio”), subject to the approval of shareholders of the Portfolio. On February 21, 2014, the shareholders of the Portfolio approved the proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the MetLife Moderate Allocation Portfolio in exchange for shares of the MetLife Moderate Allocation Portfolio. It is anticipated that the reorganization will close on or about April 28, 2014.

MIST-14

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Balanced Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Balanced Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Strategy Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-15

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-17

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Balanced Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Balanced Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Balanced Strategy Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-18

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Balanced Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2013 and underperformed the median of its Performance Universe for the three-year period ended June 30, 2013. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the MetLife Balanced Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

The Board also took account the proposed merger of the MetLife Balanced Strategy Portfolio into the MetLife Moderate Allocation Portfolio on or about April 28, 2014, pending approval by the Portfolio’s contractholders. The Board considered that the Portfolio may benefit from the proposed merger because, following the merger, the Portfolio’s total annual operating expenses are expected to be lower than the total operating expenses of the Portfolio prior to the merger.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios may invest. In considering the profitability to the Adviser from the Asset

MIST-19

Met Investors Series Trust

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Allocation Portfolios, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Balanced Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-20

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the MetLife Defensive Strategy Portfolio returned 9.30% and 9.08%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 8.13%.

MARKET ENVIRONMENT / CONDITIONS

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed”) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened, resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014, causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S. equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%), and Asia-Pacific ex-Japan (5.5%), as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care, and Industrials proved to be the best performing sectors, while Telecom and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013, and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex-U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Defensive Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 65% to fixed income and 35% to equities. The Portfolio’s large fixed income position restrained absolute performance during the full twelve month period when stocks outperformed bonds. However, on a relative basis, performance was ahead of its benchmark index, the Dow Jones Moderately Conservative Index. Outperformance was attributable to a combination of asset class exposures and favorable security selection in the underlying portfolios. From an asset class exposure perspective, a moderate overweight to high yield bonds due to the opportunistic positioning of the core bond managers contributed positively to relative performance.

The fixed income portion of the Portfolio produced a slightly negative impact on relative performance. Not surprisingly, the PIMCO Inflation Protected Bond Portfolio was the largest performance detractor given that TIPS was the worst performing fixed income segment during the year. That negative contribution was partially offset by positive contributions from several other underlying bond portfolios, including the Western Asset Management U.S. Government Portfolio and Met/Templeton International Bond Portfolio. While the PIMCO Inflation Protected Bond Portfolio was largely an asset class story, the portfolios on the positive side were a successful security selection story in the sense that they generated a positive excess return relative to their respective asset class indices. The Western Asset Management U.S. Government Portfolio performed particularly well in the Mortgage-Backed Securities sector, an area in which it has been consistently adding value. The Met/Templeton International Bond Portfolio generated a large outperformance against its benchmark, driven primarily by the portfolio’s currency positioning. More specifically, a sizable underweight in Japanese yen proved to be the right decision as the yen tumbled against the dollar.

Domestic equity was the big winner in 2013. Not only did our U.S. equity portfolios generate the best absolute return relative to

MIST-1

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

international and fixed income underlying portfolios, they also produced the best asset class specific excess return derived from solid stock selection. Outperformance was most pronounced in the large cap space across value and growth spectrum. The MFS Value Portfolio and Invesco Comstock Portfolio were the top contributors within the domestic equity space. The MFS Value Portfolio’s sector positioning, namely an underweight in the bottom performing Utilities sector combined with an overweight in the better performing Industrials sector benefited the portfolio. Additionally, its stock selection within the Financials sector was effective across a large number of names. For the Invesco Comstock Portfolio, strong stock selection within Financials, mainly having no exposure to Real Estate Investment Trusts (“REITs”), was one of the strongest contributors to relative performance. Furthermore, within Diversified Financials, select stocks such as Morgan Stanley also aided results, as the firm continued its trend of delivering positive earnings surprises for consecutive quarters, based on revenue growth and lower expenses, coupled with a tail-wind from improved asset position. The T. Rowe Price Large Cap Growth Portfolio was another contributor on the positive side. The portfolio’s holdings in the Consumer Discretionary sector added substantially to the performance. Overweight positions in Priceline, Amazon, and Netflix all proved to be beneficial during 2013. In contrast, several mid cap and small cap equity portfolios detracted from relative performance, however, to a lesser degree.

The results from the underlying international equity portfolios were mixed. The two portfolios that provide exposure to emerging markets and REITs generally have lower correlations with the rest of the equity market and therefore add diversification benefits to the Portfolio. Unfortunately, these two asset classes had a difficult year in 2013. As a result, MFS Emerging Markets Equity Portfolio and Clarion Global Real Estate Portfolio significantly hindered the overall performance. On a relative basis, while the Harris Oakmark International Portfolio produced the largest positive contribution among all equity portfolios, that positive effect was more than offset by the underperformance generated from the other international portfolios, especially the Clarion Global Real Estate Portfolio.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
MetLife Defensive Strategy Portfolio
Class A	9.30	11.19	6.02
Class B	9.08	10.91	5.43
Dow Jones Moderately Conservative Index	8.13	9.45	5.84

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 40% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	16.4
Western Asset Management U.S. Government Portfolio (Class A)	9.9
BlackRock Bond Income Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	7.9
JPMorgan Core Bond Portfolio (Class A)	7.0
MFS Value Portfolio (Class A)	4.6
Met/Franklin Low Duration Total Return Portfolio (Class A)	4.0
Invesco Comstock Portfolio (Class A)	3.5
T. Rowe Price Large Cap Value Portfolio (Class A)	3.5
BlackRock Large Cap Value Portfolio (Class A)	3.0

MIST-3

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Defensive Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.63%	$1,000.00	$1,066.00	$3.28
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B(a)	Actual	0.88%	$1,000.00	$1,065.50	$4.58
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	4,908,237	$51,732,815
BlackRock Bond Income Portfolio (Class A) (a)	2,255,016	242,030,872
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,368,982	51,815,984
BlackRock High Yield Portfolio (Class A) (b)	4,632,212	41,087,722
BlackRock Large Cap Value Portfolio (Class A) (a)	6,464,057	77,697,969
Clarion Global Real Estate Portfolio (Class A) (b)	2,278,609	25,383,703
ClearBridge Aggressive Growth Portfolio (Class A) (b)	961,324	12,929,809
Frontier Mid Cap Growth Portfolio (Class A) (a)	561,601	20,723,093
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	874,273	15,527,094
Harris Oakmark International Portfolio (Class A) (b)	2,701,684	51,683,213
Invesco Comstock Portfolio (Class A) (b)	6,214,539	90,607,978
Invesco Small Cap Growth Portfolio (Class A) (b)	1,259,973	25,867,241
Jennison Growth Portfolio (Class A) (a)	2,453,178	38,809,269
JPMorgan Core Bond Portfolio (Class A) (b)	17,494,757	177,921,681
JPMorgan Small Cap Value Portfolio (Class A) (b)	647,781	12,910,276
Lord Abbett Bond Debenture Portfolio (Class A) (b)	1,326,055	17,968,045
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	57,813	15,528,602
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	4,811,318	51,144,305
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	10,135,573	102,065,224
Met/Templeton International Bond Portfolio (Class A) (b)	6,569,410	76,993,487
MFS Emerging Markets Equity Portfolio (Class A) (b)	1,226,846	12,722,398
MFS Research International Portfolio (Class A) (b)	3,230,129	38,793,853
MFS Value Portfolio (Class A) (a)	6,559,173	116,425,312

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (a)	2,136,969	38,764,616
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	20,362,611	202,607,976
PIMCO Total Return Portfolio (Class A) (b)	35,295,761	418,960,686
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	1,584,649	38,839,755
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	2,816,629	90,554,616
Third Avenue Small Cap Value Portfolio (Class A) (b)	1,230,143	25,882,205
Van Eck Global Natural Resources Portfolio (Class A) (a)	1,807,966	25,691,193
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	3,232,774	43,480,810
Western Asset Management U.S. Government Portfolio (Class A) (a)	21,190,491	254,497,792
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A) (a)	1,205,098	51,783,045

Total Mutual Funds (Cost $2,331,289,359)		2,559,432,639

Total Investments—100.0% (Cost $2,331,289,359) (c)		2,559,432,639
Other assets and liabilities (net)—0.0%		(756,641)

Net Assets—100.0%		$2,558,675,998

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $2,347,584,218. The aggregate unrealized appreciation and depreciation of investments were $250,572,557 and $(38,724,136), respectively, resulting in net unrealized appreciation of $211,848,421 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,559,432,639	$—	$—	$2,559,432,639
Total Investments	$2,559,432,639	$—	$—	$2,559,432,639

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Affiliated investments at value (a)	$2,559,432,639
Receivable for:
Investments sold	1,268,102

Total Assets	2,560,700,741
Liabilities
Due to custodian	3
Payables for:
Fund shares redeemed	1,268,102
Accrued expenses:
Management fees	140,615
Distribution and service fees	543,822
Deferred trustees’ fees	53,884
Other expenses	18,317

Total Liabilities	2,024,743

Net Assets	$2,558,675,998

Net Assets Consist of:
Paid in surplus	$2,082,779,459
Undistributed net investment income	89,201,121
Accumulated net realized gain	158,552,138
Unrealized appreciation on affiliated investments	228,143,280

Net Assets	$2,558,675,998

Net Assets
Class A	$26,153
Class B	2,558,649,845
Capital Shares Outstanding*
Class A	2,188
Class B	215,630,959
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.95
Class B	11.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $2,331,289,359.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Affiliated Underlying Portfolios	$73,948,982

Total investment income	73,948,982
Expenses
Management fees	1,772,473
Administration fees	21,912
Custodian and accounting fees	24,781
Distribution and service fees—Class B	6,987,241
Audit and tax services	27,653
Legal	23,321
Trustees’ fees and expenses	30,453
Miscellaneous	8,268

Total expenses	8,896,102

Net Investment Income	65,052,880

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	184,005,620
Capital gain distributions from Affiliated Underlying Portfolios	44,293,028

Net realized gain	228,298,648

Net change in unrealized depreciation on affiliated investments	(50,972,716)

Net realized and unrealized gain	177,325,932

Net Increase in Net Assets From Operations	$242,378,812

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$65,052,880	$68,017,477
Net realized gain	228,298,648	90,024,489
Net change in unrealized appreciation (depreciation)	(50,972,716)	142,152,014

Increase in net assets from operations	242,378,812	300,193,980

From Distributions to Shareholders
Net investment income
Class A	(3,008)	(2,474)
Class B	(84,499,855)	(81,768,760)
Net realized capital gains
Class A	(2,242)	(697)
Class B	(68,427,836)	(24,902,541)

Total distributions	(152,932,941)	(106,674,472)

Decrease in net assets from capital share transactions	(512,243,545)	(30,040,945)

Total increase (decrease) in net assets	(422,797,674)	163,478,563

Net Assets
Beginning of period	2,981,473,672	2,817,995,109

End of period	$2,558,675,998	$2,981,473,672

Undistributed net investment income
End of period	$89,201,121	$84,169,669

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	403	$4,821	351	$4,049
Reinvestments	465	5,250	289	3,171
Redemptions	(6,307)	(72,949)	(152)	(1,696)

Net increase (decrease)	(5,439)	$(62,878)	488	$5,524

Class B
Sales	8,834,675	$102,365,110	31,400,951	$348,774,722
Reinvestments	13,605,667	152,927,691	9,795,344	106,671,301
Redemptions	(66,323,564)	(767,473,468)	(43,596,494)	(485,492,492)

Net decrease	(43,883,222)	$(512,180,667)	(2,400,199)	$(30,046,469)

Decrease derived from capital shares transactions		$(512,243,545)		$(30,040,945)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.57	$10.83	$10.89	$10.14	$8.68

Income (Loss) from Investment Operations
Net investment income (a)	0.57	0.29	0.25	0.29	0.50
Net realized and unrealized gain (loss) on investments	0.47	0.90	(0.03)	0.83	1.41

Total from investment operations	1.04	1.19	0.22	1.12	1.91

Less Distributions
Distributions from net investment income	(0.38)	(0.35)	(0.28)	(0.37)	(0.29)
Distributions from net realized capital gains	(0.28)	(0.10)	0.00	0.00	(0.16)

Total distributions	(0.66)	(0.45)	(0.28)	(0.37)	(0.45)

Net Asset Value, End of Period	$11.95	$11.57	$10.83	$10.89	$10.14

Total Return (%) (b)	9.30	11.20	1.99	11.25	23.24

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.07	0.07	0.07	0.08	0.10
Net ratio of expenses to average net assets (%) (c) (d)	0.07	0.07	0.07	0.08	0.10
Ratio of net investment income to average net assets (%) (e)	4.89	2.61	2.32	2.75	5.53
Portfolio turnover rate (%)	15	11	30	19	28
Net assets, end of period (in millions)	$— (f)	$0.1	$0.1	$0.1	$0.1

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.49	$10.76	$10.82	$10.09	$8.65

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.26	0.21	0.24	0.37
Net realized and unrealized gain (loss) on investments	0.74	0.89	(0.01)	0.84	1.51

Total from investment operations	1.01	1.15	0.20	1.08	1.88

Less Distributions
Distributions from net investment income	(0.35)	(0.32)	(0.26)	(0.35)	(0.28)
Distributions from net realized capital gains	(0.28)	(0.10)	0.00	0.00	(0.16)

Total distributions	(0.63)	(0.42)	(0.26)	(0.35)	(0.44)

Net Asset Value, End of Period	$11.87	$11.49	$10.76	$10.82	$10.09

Total Return (%) (b)	9.08	10.91	1.77	10.90	22.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.33	0.35
Net ratio of expenses to average net assets (%) (c) (d)	0.32	0.32	0.32	0.33	0.35
Ratio of net investment income to average net assets (%) (e)	2.33	2.35	1.94	2.29	3.99
Portfolio turnover rate (%)	15	11	30	19	28
Net assets, end of period (in millions)	$2,558.6	$2,981.4	$2,817.9	$2,546.9	$1,904.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)	Net Assets less than 1/10 of $1 million.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Defensive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MIST-10

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$422,424,921	$0	$978,351,893

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$1,772,473	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

MIST-11

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Baillie Gifford International Stock	6,518,341	118,205	(1,728,309)	4,908,237
BlackRock Bond Income	2,834,881	161,654	(741,519)	2,255,016
BlackRock Capital Appreciation	2,108,996	17,409	(757,423)	1,368,982
BlackRock High Yield	6,704,599	541,892	(2,614,279)	4,632,212
BlackRock Large Cap Value	9,164,252	627,021	(3,327,216)	6,464,057
Clarion Global Real Estate	2,630,905	191,077	(543,373)	2,278,609
ClearBridge Aggressive Growth	—	1,296,651	(335,327)	961,324
Frontier Mid Cap Growth	—	734,173	(172,572)	561,601
Goldman Sachs Mid Cap Value	2,139,535	58,744	(1,324,006)	874,273
Harris Oakmark International	4,026,643	109,188	(1,434,147)	2,701,684
Invesco Comstock	8,251,570	699,279	(2,736,310)	6,214,539
Invesco Small Cap Growth	1,927,153	124,967	(792,147)	1,259,973
Jennison Growth	2,561,184	1,015,141	(1,123,147)	2,453,178
JPMorgan Core Bond	—	18,491,245	(996,488)	17,494,757
JPMorgan Small Cap Value	—	850,232	(202,451)	647,781
Lord Abbett Bond Debenture	2,223,545	108,713	(1,006,203)	1,326,055
Met/Artisan Mid Cap Value	151,036	808	(94,031)	57,813
Met/Eaton Vance Floating Rate	5,561,509	255,305	(1,005,496)	4,811,318
Met/Franklin Low Duration Total Return	11,733,357	211,468	(1,809,252)	10,135,573
Met/Templeton International Bond	7,582,707	193,130	(1,206,427)	6,569,410
MFS Emerging Markets Equity	—	1,332,983	(106,137)	1,226,846
MFS Research International	5,834,524	124,191	(2,728,586)	3,230,129
MFS Value	8,647,575	757,871	(2,846,273)	6,559,173
Neuberger Berman Genesis	4,539,096	27,289	(2,429,416)	2,136,969
PIMCO Inflation Protected Bond	19,998,880	1,711,088	(1,347,357)	20,362,611
PIMCO Total Return	48,536,467	2,485,439	(15,726,145)	35,295,761
Pioneer Fund	6,173,383	1,487	(6,174,870)	—
T. Rowe Price Large Cap Growth	1,699,138	636,894	(751,383)	1,584,649
T. Rowe Price Large Cap Value	3,677,376	325,674	(1,186,421)	2,816,629
Third Avenue Small Cap Value	1,879,689	22,086	(671,632)	1,230,143
Van Eck Global Natural Resources	2,346,378	77,092	(615,504)	1,807,966
Western Asset Management Strategic Bond Opportunities	4,259,292	181,442	(1,207,960)	3,232,774
Western Asset Management U.S. Government	23,975,923	509,784	(3,295,216)	21,190,491
WMC Core Equity Opportunities (formerly Davis Venture Value)	1,801,689	53,851	(650,442)	1,205,098

MIST-12

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Baillie Gifford International Stock	$1,544,182	$—	$970,629	$51,732,815
BlackRock Bond Income	7,316,872	6,288,805	10,317,500	242,030,872
BlackRock Capital Appreciation	2,555,816	—	512,974	51,815,984
BlackRock High Yield	6,176,440	1,276,264	3,250,566	41,087,722
BlackRock Large Cap Value	5,417,547	4,940,295	1,277,803	77,697,969
Clarion Global Real Estate	3,255,035	—	2,013,487	25,383,703
ClearBridge Aggressive Growth	484,351	—	60,422	12,929,809
Frontier Mid Cap Growth	405,860	550,510	292,107	20,723,093
Goldman Sachs Mid Cap Value	7,869,742	653,431	203,063	15,527,094
Harris Oakmark International	11,031,040	—	1,673,130	51,683,213
Invesco Comstock	18,735,972	—	1,318,543	90,607,978
Invesco Small Cap Growth	6,184,041	1,801,266	132,546	25,867,241
Jennison Growth	2,464,822	449,902	183,293	38,809,269
JPMorgan Core Bond	(289,657)	798,663	998,329	177,921,681
JPMorgan Small Cap Value	392,826	—	100,873	12,910,276
Lord Abbett Bond Debenture	922,983	—	1,406,746	17,968,045
Met/Artisan Mid Cap Value	9,482,608	—	176,549	15,528,602
Met/Eaton Vance Floating Rate	545,125	270,605	2,392,145	51,144,305
Met/Franklin Low Duration Total Return	5,299	—	2,114,515	102,065,224
Met/Templeton International Bond	2,068,291	385,199	1,918,727	76,993,487
MFS Emerging Markets Equity	(12,908)	—	181,724	12,722,398
MFS Research International	1,160,225	—	1,287,794	38,793,853
MFS Value	19,172,081	4,061,830	2,392,145	116,425,312
Neuberger Berman Genesis	9,656,977	—	380,415	38,764,616
PIMCO Inflation Protected Bond	685,428	12,542,808	5,270,753	202,607,976
PIMCO Total Return	22,169,724	9,250,239	21,072,121	418,960,686
Pioneer Fund	9,537,687	—	22,805	—
T. Rowe Price Large Cap Growth	3,748,217	—	131,822	38,839,755
T. Rowe Price Large Cap Value	14,285,554	—	1,733,271	90,554,616
Third Avenue Small Cap Value	5,602,571	—	369,913	25,882,205
Van Eck Global Natural Resources	477,660	—	256,773	25,691,193
Western Asset Management Strategic Bond Opportunities	1,559,695	—	2,480,230	43,480,810
Western Asset Management U.S. Government	412,860	—	6,198,552	254,497,792
WMC Core Equity Opportunities (formerly Davis Venture Value)	8,980,654	1,023,211	856,717	51,783,045

	$184,005,620	$44,293,028	$73,948,982	$2,559,432,639

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$84,746,386	$81,771,234	$68,186,555	$24,903,238	$152,932,941	$106,674,472

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$92,454,098	$171,647,904	$211,848,421	$—	$475,950,423

MIST-13

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

9. Subsequent Events

At a meeting held on November 20, 2013, the Board approved the acquisition of the Portfolio by the Metropolitan Series Fund MetLife Conservative to Moderate Allocation Portfolio (“MetLife Conservative to Moderate Allocation Portfolio”), subject to the approval of shareholders of the Portfolio. On February 21, 2014, the shareholders of the Portfolio approved the proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the MetLife Conservative to Moderate Allocation Portfolio in exchange for shares of the MetLife Conservative to Moderate Allocation Portfolio. It is anticipated that the reorganization will close on or about April 28, 2014.

MIST-14

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Defensive Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Defensive Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Defensive Strategy Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-15

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-17

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Defensive Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Defensive Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Defensive Strategy Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-18

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Defensive Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three-, and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderately Conservative Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the MetLife Defensive Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board

MIST-19

Met Investors Series Trust

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Defensive Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-20

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the MetLife Growth Strategy Portfolio returned 26.26% and 25.91%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned 20.73%.

MARKET ENVIRONMENT / CONDITIONS

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed’) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened, resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014, causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S. equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%), and Asia-Pacific ex-Japan (5.5%), as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care, and Industrials proved to be the best performing sectors, while Telecom and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013, and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex-U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The MetLife Growth Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 85% to equities and 15% to fixed income. The Portfolio delivered a strong double digit return during the twelve month period. Relative to the Dow Jones Moderately Aggressive Index, the Portfolio outperformed due to a combination of asset class exposures and favorable security selection in the underlying portfolios. From an asset class exposure perspective, a moderate overweight to equity compared to the benchmark, along with a overweight to high yield bonds due to the opportunistic positioning of the core bond managers contributed positively to relative performance.

Domestic equity was the big winner in 2013. Not only did our U.S. equity portfolios generate the best absolute return relative to international and fixed income underlying portfolios, they also produced the best asset class specific excess return derived from solid stock selection. Outperformance was most pronounced in the large cap space across value and growth spectrum. The ClearBridge Aggressive Growth Portfolio was the leading contributor in the domestic equity space. Both stock selection and sector allocation made positive contributions to the portfolio’s relative performance. In particular, stock selection in the Health Care and Information Technology (“IT”) sectors were most effective. Additionally, an overweight in the Health Care sector and underweights in the IT, Consumer Staples, Telecom, Financials, and Materials sectors also aided results for the period. Other domestic equity portfolios that provided a strong contribution on the positive side included T. Rowe Price Large Cap Growth Portfolio, Jennison Growth Portfolio, and Invesco Comstock Portfolio. For T. Rowe Price Large Cap Growth Portfolio, the portfolio’s holdings in the Consumer Discretionary sector added substantially to the performance. Overweight positions in Priceline, Amazon and Netflix all proved to be beneficial during 2013. Both the Jennison Growth Portfolio’s and Invesco Comstock Portfolio’s strong performance was driven by favorable stock selection. In contrast, several mid cap and

MIST-1

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

small cap equity portfolios detracted from relative performance, however, to a lesser degree.

The results from the underlying international equity portfolios were mixed. The two portfolios that provide exposure to emerging markets and real estate investment trusts (“REITs”) generally have lower correlations with the rest of the equity market and therefore add diversification benefits to the Portfolio. Unfortunately, these two asset classes had a difficult year in 2013. As a result, the MFS Emerging Markets Equity Portfolio and Clarion Global Real Estate Portfolio significantly hindered the overall performance. On a relative basis, while the Harris Oakmark International Portfolio produced a sizable positive contribution that positive effect was more than offset by the underperformance generated from several other international portfolios, especially the Clarion Global Real Estate Portfolio.

Within the fixed income portion of the Portfolio, not surprisingly, the PIMCO Inflation Protected Bond Portfolio was the largest performance detractor given that TIPS was the worst performing fixed income segment during the year. That negative contribution was more than offset by positive contributions from several other underlying bond portfolios, including the Met/Templeton International Bond Portfolio. While the PIMCO Inflation Protected Bond Portfolio was largely an asset class story, the portfolios on the positive side were a successful security selection story in the sense that they generated a positive excess return relative to their respective asset class indices. The Met/Templeton International Bond Portfolio generated a large outperformance against its benchmark, driven primarily by the portfolio’s currency positioning. More specifically, a sizable underweight in Japanese yen proved to be the right decision as the yen tumbled against the dollar.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Growth Strategy Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
MetLife Growth Strategy Portfolio
Class A	26.26	16.35	7.02
Class B	25.91	16.05	6.65
Dow Jones Moderately Aggressive Index	20.73	15.46	7.97

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	6.1
T. Rowe Price Large Cap Value Portfolio (Class A)	6.1
Jennison Growth Portfolio (Class A)	5.9
T. Rowe Price Large Cap Growth Portfolio (Class A)	5.9
Invesco Comstock Portfolio (Class A)	5.1
ClearBridge Aggressive Growth Portfolio (Class A)	4.8
Harris Oakmark International Portfolio (Class A)	4.5
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A)	4.1
BlackRock Large Cap Value Portfolio (Class A)	4.1
Baillie Gifford International Stock Portfolio (Class A)	4.0

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Met Investors Series Trust

MetLife Growth Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Growth Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.73%	$1,000.00	$1,157.20	$3.97
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B(a)	Actual	0.98%	$1,000.00	$1,155.40	$5.32
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	35,146,471	$370,443,807
BlackRock Bond Income Portfolio (Class A) (a)	816,866	87,674,189
BlackRock Capital Appreciation Portfolio (Class A) (a)	9,546,958	361,352,377
BlackRock Large Cap Value Portfolio (Class A) (a)	31,498,065	378,606,747
Clarion Global Real Estate Portfolio (Class A) (b)	22,901,470	255,122,376
ClearBridge Aggressive Growth Portfolio (Class A) (b)	33,596,277	451,869,932
Frontier Mid Cap Growth Portfolio (Class A) (a)	3,854,175	142,219,057
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	7,978,775	141,703,052
Harris Oakmark International Portfolio (Class A) (b)	22,038,402	421,594,633
Invesco Comstock Portfolio (Class A) (b)	32,590,100	475,163,654
Invesco Small Cap Growth Portfolio (Class A) (b)	9,299,886	190,926,652
Jennison Growth Portfolio (Class A) (a)	34,526,829	546,214,431
JPMorgan Core Bond Portfolio (Class A) (b)	8,594,576	87,406,842
JPMorgan Small Cap Value Portfolio (Class A) (b)	8,555,254	170,506,216
Loomis Sayles Small Cap Growth Portfolio (Class A) (a) (c)	10,317,141	170,748,677
Lord Abbett Bond Debenture Portfolio (Class A) (b)	9,883,751	133,924,823
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	704,299	189,174,835
Met/Dimensional International Small Company Portfolio (Class A) (a)	16,952,031	285,302,680
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	16,810,806	178,698,870
Met/Templeton International Bond Portfolio (Class A) (b)	18,920,228	221,745,069
MFS Emerging Markets Equity Portfolio (Class A) (b)	29,441,640	305,309,808
MFS Research International Portfolio (Class A) (b)	23,298,013	279,809,133
MFS Value Portfolio (Class A) (a)	32,169,159	571,002,575
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	8,787,773	143,328,586
Neuberger Berman Genesis Portfolio (Class A) (a)	8,367,138	151,779,880

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	25,968,734	258,388,906
PIMCO Total Return Portfolio (Class A) (b)	14,755,560	175,148,497
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	22,249,503	545,335,323
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	17,657,333	567,683,265
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	15,469,052	190,114,646
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	2,001,761	47,581,852
Third Avenue Small Cap Value Portfolio (Class A) (b)	8,121,147	170,868,928
Van Eck Global Natural Resources Portfolio (Class A) (a)	19,189,954	272,689,243
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A) (a)	8,858,501	380,649,798

Total Mutual Funds (Cost $7,060,736,319)		9,320,089,359

Total Investments—100.0% (Cost $7,060,736,319) (d)		9,320,089,359
Other assets and liabilities (net)—0.0%		(2,488,883)

Net Assets—100.0%		$9,317,600,476

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $7,307,061,792. The aggregate unrealized appreciation and depreciation of investments were $2,042,453,197 and $(29,425,630), respectively, resulting in net unrealized appreciation of $2,013,027,567 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:
Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$9,320,089,359	$—	$—	$9,320,089,359
Total Investments	$9,320,089,359	$—	$—	$9,320,089,359

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Affiliated investments at value (a)	$9,320,089,359
Receivable for:
Investments sold	1,855,115
Fund shares sold	424,254

Total Assets	9,322,368,728
Liabilities
Payables for:
Investments purchased	26,086
Fund shares redeemed	2,253,283
Due to Adviser	1,223
Accrued expenses:
Management fees	420,336
Distribution and service fees	1,940,978
Deferred trustees’ fees	95,123
Other expenses	31,223

Total Liabilities	4,768,252

Net Assets	$9,317,600,476

Net assets consist of:
Paid in surplus	$7,778,248,365
Undistributed net investment income	125,693,467
Accumulated net realized loss	(845,694,396)
Unrealized appreciation on affiliated investments	2,259,353,040

Net Assets	$9,317,600,476

Net Assets
Class A	$7,040,335
Class B	9,310,560,141
Capital Shares Outstanding*
Class A	498,259
Class B	662,529,738
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.13
Class B	14.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $7,060,736,319.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from affiliated investments	$124,663,752

Total investment income	124,663,752
Expenses
Management fees	4,535,252
Administration fees	21,792
Deferred expense reimbursement	14,673
Custodian and accounting fees	24,950
Distribution and service fees—Class B	20,788,051
Audit and tax services	33,597
Legal	22,669
Trustees’ fees and expenses	30,627
Miscellaneous	13,660

Total expenses	25,485,271

Net Investment Income	99,178,481

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	382,349,216
Capital gain distributions from Affiliated Underlying Portfolios	111,072,221

Net realized gain	493,421,437

Net change in unrealized appreciation on affiliated investments	1,312,219,964

Net realized and unrealized gain	1,805,641,401

Net Increase in Net Assets From Operations	$1,904,819,882

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$99,178,481	$93,494,873
Net realized gain	493,421,437	287,467,286
Net change in unrealized appreciation	1,312,219,964	635,852,468

Increase in net assets from operations	1,904,819,882	1,016,814,627

From Distributions to Shareholders
Net investment income
Class A	(53,725)	(47,107)
Class B	(116,318,395)	(116,049,871)

Total distributions	(116,372,120)	(116,096,978)

Increase (decrease) in net assets from capital share transactions	506,223,901	(603,862,940)

Total increase in net assets	2,294,671,663	296,854,709

Net Assets
Beginning of period	7,022,928,813	6,726,074,104

End of period	$9,317,600,476	$7,022,928,813

Undistributed net investment income
End of period	$125,693,467	$116,216,946

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	60,388	$783,589	23,982	$260,595
Shares issued through acquisition	236,946	2,886,005	0	0
Reinvestments	4,538	53,725	4,374	47,107
Redemptions	(49,102)	(636,807)	(41,845)	(452,825)

Net increase (decrease)	252,770	$3,086,512	(13,489)	$(145,123)

Class B
Sales	21,107,589	$268,005,470	13,178,304	$141,211,593
Shares issued through acquisition	80,579,552	977,429,966	0	0
Reinvestments	9,857,491	116,318,395	10,815,459	116,049,871
Redemptions	(67,974,151)	(858,616,442)	(79,961,501)	(860,979,281)

Net increase (decrease)	43,570,481	$503,137,389	(55,967,738)	$(603,717,817)

Increase (decrease) derived from capital shares transactions		$506,223,901		$(603,862,940)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.40	$10.01	$10.56	$9.29	$7.12

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.16	0.15	0.14	0.16
Net realized and unrealized gain (loss) on investments	2.83	1.43	(0.52)	1.31	2.01

Total from investment operations	2.95	1.59	(0.37)	1.45	2.17

Less Distributions
Distributions from net investment income	(0.22)	(0.20)	(0.18)	(0.18)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.22)	(0.20)	(0.18)	(0.18)	0.00

Net Asset Value, End of Period	$14.13	$11.40	$10.01	$10.56	$9.29

Total Return (%) (b)	26.26	16.04	(3.64)	15.77	30.48

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%) (d)	0.89	1.49	1.39	1.51	2.02
Portfolio turnover rate (%)	13	12	24	14	39
Net assets, end of period (in millions)	$7.0	$2.8	$2.6	$2.8	$2.9

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.34	$9.96	$10.51	$9.25	$7.11

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.14	0.12	0.12	0.15
Net realized and unrealized gain (loss) on investments	2.75	1.42	(0.51)	1.30	1.99

Total from investment operations	2.90	1.56	(0.39)	1.42	2.14

Less Distributions
Distributions from net investment income	(0.19)	(0.18)	(0.16)	(0.16)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.19)	(0.18)	(0.16)	(0.16)	0.00

Net Asset Value, End of Period	$14.05	$11.34	$9.96	$10.51	$9.25

Total Return (%) (b)	25.91	15.72	(3.87)	15.49	30.10

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	1.19	1.33	1.18	1.31	1.92
Portfolio turnover rate (%)	13	12	24	14	39
Net assets, end of period (in millions)	$9,310.6	$7,020.1	$6,723.5	$7,456.1	$6,915.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Growth Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios and tax basis merger adjustments. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MIST-10

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,050,820,879	$0	$1,430,701,004

With respect to the Portfolio’s merger with Met/Franklin Templeton Founding Portfolio (see Note 9) on April 26, 2013, the Portfolio acquired long-term securities with a cost of $1,000,541,556 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$4,535,252	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Expense Limitation Agreement - On November 7, 2008, the Strategic Conservative Growth Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Conservative Growth Portfolio. The Expense Limitation Agreement with respect to the Strategic Conservative Growth Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Conservative Growth Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Conservative Growth Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

MIST-11

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $275,495 from the Strategic Conservative Growth Portfolio. Such amount was a contractual obligation of the Strategic Conservative Growth Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Conservative Growth Portfolio. Any reimbursement of the Adviser owed by the Strategic Conservative Growth Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Conservative Growth Portfolio paid by the Adviser expired on December 31, 2013.

As of December 31, 2013, there were no expenses deferred in 2013 and $14,673 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2013 was $14,673. Amounts recouped for the year ended December 31, 2013 are shown as Deferred expense reimbursement in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Baillie Gifford International Stock	30,623,198	4,994,929	(471,656)	35,146,471
BlackRock Bond Income	591,112	318,579	(92,825)	816,866
BlackRock Capital Appreciation	7,378,649	2,988,660	(820,351)	9,546,958
BlackRock Large Cap Value	28,790,235	5,987,265	(3,279,435)	31,498,065
Clarion Global Real Estate	18,537,066	5,035,588	(671,184)	22,901,470
ClearBridge Aggressive Growth	30,015,516	8,763,441	(5,182,680)	33,596,277
ClearBridge Aggressive Growth II (formerly Janus Forty)	2,708,494	419,403	(3,127,897)	—
Frontier Mid Cap Growth	—	4,081,772	(227,597)	3,854,175
Goldman Sachs Mid Cap Value	5,050,080	3,267,499	(338,804)	7,978,775
Harris Oakmark International	23,604,655	3,405,280	(4,971,533)	22,038,402
Invesco Comstock	32,434,302	4,488,828	(4,333,030)	32,590,100
Invesco Small Cap Growth	13,601,947	1,824,465	(6,126,526)	9,299,886
Jennison Growth	29,681,521	7,531,641	(2,686,333)	34,526,829

MIST-12

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
JPMorgan Core Bond	—	8,693,653	(99,077)	8,594,576
JPMorgan Small Cap Value	9,425,485	1,136,050	(2,006,281)	8,555,254
Loomis Sayles Small Cap Growth	12,631,150	1,416,206	(3,730,215)	10,317,141
Lord Abbett Bond Debenture	10,373,567	2,048,969	(2,538,785)	9,883,751
Met/Artisan Mid Cap Value	713,188	94,029	(102,918)	704,299
Met/Dimensional International Small Company	15,389,257	2,908,834	(1,346,060)	16,952,031
Met/Eaton Vance Floating Rate	12,779,224	4,242,979	(211,397)	16,810,806
Met/Templeton International Bond	11,744,029	7,402,262	(226,063)	18,920,228
MFS Emerging Markets Equity	12,893,875	16,895,712	(347,947)	29,441,640
MFS Research International	27,453,906	3,360,729	(7,516,622)	23,298,013
MFS Value	30,600,846	5,563,804	(3,995,491)	32,169,159
Morgan Stanley Mid Cap Growth	5,890,355	3,580,509	(683,091)	8,787,773
Neuberger Berman Genesis	5,321,268	3,761,507	(715,637)	8,367,138
PIMCO Inflation Protected Bond	17,134,483	9,135,081	(300,830)	25,968,734
PIMCO Total Return	15,902,006	3,579,633	(4,726,079)	14,755,560
T. Rowe Price Large Cap Growth	19,760,252	4,600,373	(2,111,122)	22,249,503
T. Rowe Price Large Cap Value	17,349,104	2,472,978	(2,164,749)	17,657,333
T. Rowe Price Mid Cap Growth	14,877,827	2,856,831	(2,265,606)	15,469,052
T. Rowe Price Small Cap Growth	—	2,201,141	(199,380)	2,001,761
Third Avenue Small Cap Value	8,860,796	1,124,914	(1,864,563)	8,121,147
Turner Mid Cap Growth	6,061,518	2,720,410	(8,781,928)	—
Van Eck Global Natural Resources	16,207,712	3,285,176	(302,934)	19,189,954
WMC Core Equity Opportunities (formerly Davis Venture Value)	10,628,995	1,359,776	(3,130,270)	8,858,501

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Baillie Gifford International Stock	$(1,632,947)	$—	$4,803,399	$370,443,807
BlackRock Bond Income	836,987	1,636,423	2,684,738	87,674,189
BlackRock Capital Appreciation	4,094,342	—	1,923,970	361,352,377
BlackRock Large Cap Value	10,571,218	16,692,841	4,317,588	378,606,747
Clarion Global Real Estate	(811,978)	—	15,165,580	255,122,376
ClearBridge Aggressive Growth	20,098,151	—	1,342,225	451,869,932
ClearBridge Aggressive Growth II (formerly Janus Forty)	111,400,419	—	1,802,435	—
Frontier Mid Cap Growth	(1,913,688)	869,952	461,607	142,219,057
Goldman Sachs Mid Cap Value	715,744	3,864,788	1,201,037	141,703,052
Harris Oakmark International	36,408,744	—	9,935,201	421,594,633
Invesco Comstock	11,633,184	—	5,149,389	475,163,654
Invesco Small Cap Growth	51,277,967	8,804,624	647,887	190,926,652
Jennison Growth	14,386,120	4,003,196	1,630,932	546,214,431
JPMorgan Core Bond	(4,301)	288,554	360,693	87,406,842
JPMorgan Small Cap Value	2,601,234	—	985,758	170,506,216
Loomis Sayles Small Cap Growth	8,529,885	—	—	170,748,677
Lord Abbett Bond Debenture	8,027,639	—	7,455,566	133,924,823
Met/Artisan Mid Cap Value	2,707,737	—	1,516,217	189,174,835
Met/Dimensional International Small Company	7,059,425	6,393,457	4,608,172	285,302,680
Met/Eaton Vance Floating Rate	101,773	643,713	5,690,423	178,698,870
Met/Templeton International Bond	446,108	756,160	3,766,537	221,745,069
MFS Emerging Markets Equity	(624,327)	—	3,220,982	305,309,808
MFS Research International	25,667,248	—	6,320,982	279,809,133
MFS Value	27,722,295	14,812,319	8,723,457	571,002,575
Morgan Stanley Mid Cap Growth	1,554,250	—	896,332	143,328,586
Neuberger Berman Genesis	4,127,330	—	949,129	151,779,880
PIMCO Inflation Protected Bond	244,206	11,138,049	4,680,444	258,388,906
PIMCO Total Return	4,287,950	2,815,320	6,413,322	175,148,497
T. Rowe Price Large Cap Growth	10,348,988	—	1,182,972	545,335,323
T. Rowe Price Large Cap Value	10,347,937	—	8,128,123	567,683,265
T. Rowe Price Mid Cap Growth	3,517,002	7,961,119	644,335	190,114,646
T. Rowe Price Small Cap Growth	428,445	1,986,267	128,555	47,581,852
Third Avenue Small Cap Value	6,179,150	—	1,721,136	170,868,928

MIST-13

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Turner Mid Cap Growth	$(72,487)	$23,286,314	$—	$—
Van Eck Global Natural Resources	935,075	—	1,918,473	272,689,243
WMC Core Equity Opportunities (formerly Davis Venture Value)	1,152,391	5,119,125	4,286,156	380,649,798

	$382,349,216	$111,072,221	$124,663,752	$9,320,089,359

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$116,372,120	$116,096,978	$—	$—	$116,372,120	$116,096,978

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$125,788,590	$—	$2,013,027,567	$(599,368,920)	$1,539,447,237

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $446,963,364.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total
$472,742,047	$126,626,873	$599,368,920

9. Acquisition

At the close of business on April 26, 2013, the Portfolio, with aggregate Class A and Class B net assets of $3,015,664 and $7,455,544,431, respectively, acquired all of the assets and liabilities of Met/Franklin Templeton Founding Strategy Portfolio of the Trust (“Met/Franklin Templeton Founding Strategy”).

The acquisition was accomplished by a tax-free exchange of 236,946 Class A shares of the Portfolio (valued at $2,886,005) for 366,460 Class A shares of Met/Franklin Templeton Founding Strategy and 80,579,552 Class B shares of the Portfolio (valued at $977,429,966) for 124,846,451 Class B shares of Met/Franklin Templeton Founding Strategy. Each shareholder of Met/Franklin Templeton Founding Strategy received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by Met/Franklin Templeton Founding Strategy may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment

MIST-14

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Met/Franklin Templeton Founding Strategy. All other costs associated with the merger were not borne by the shareholders of either portfolio. Met/Franklin Templeton Founding Strategy’s net assets on April 26, 2013, were $2,886,005 and $977,429,966 for Class A and Class B shares, respectively, including investments valued at $980,600,544 with a cost basis of $1,000,541,556. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Met/Franklin Templeton Founding Strategy were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $8,438,876,066, which included $(19,941,012) of acquired unrealized depreciation.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$114,712,137	(a)
Net realized and unrealized gain on investments	$1,864,925,085	(b)

Net increase in net assets from operations	$1,979,637,222

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Met/Franklin Templeton Founding Strategy that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$99,178,481 net investment income as reported, plus $15,532,840 from Met/Franklin Templeton Founding Strategy pre-merger net investment income, minus $15,006 in higher advisory fees, plus $15,822 of pro-forma eliminated other expenses.
(b)	$2,259,353,040 Unrealized appreciation as reported, minus $1,095,356,997 pro-forma December 31, 2012 Unrealized depreciation, plus $493,421,437 Net realized gain as reported, plus $207,507,605 in Net Realized gain from Met/Franklin Templeton Founding Strategy pre-merger.

10. Subsequent Events

At a meeting held on November 20, 2013, the Board approved the acquisition of the Portfolio by the Metropolitan Series Fund MetLife Moderate to Aggressive Allocation Portfolio (“MetLife Moderate to Aggressive Allocation Portfolio”), subject to the approval of shareholders of the Portfolio. On February 21, 2014, the shareholders of the Portfolio approved the proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the MetLife Moderate to Aggressive Allocation Portfolio in exchange for shares of the MetLife Moderate to Aggressive Allocation Portfolio. It is anticipated that the reorganization will close on or about April 28, 2014.

MIST-15

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Growth Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Growth Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Growth Strategy Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Growth Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Growth Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Growth Strategy Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-19

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Growth Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2013. The Board also noted that the Portfolio outperformed the median of its Performance Universe and slightly underperformed the median of its Lipper Index for the five-year period ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderately Aggressive Index, for the one- and three-year periods ended October 31, 2013 and underperformed its benchmark for the five-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the MetLife Growth Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of its Expense Group and above the median of its Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

The Board also took account the proposed merger of the MetLife Growth Strategy Portfolio into the MetLife Moderate to Aggressive Allocation Portfolio on or about April 28, 2014, pending approval by the Portfolio’s contractholders. The Board considered that the Portfolio may benefit from the proposed merger because, following the merger, the Portfolio’s total annual operating expenses are expected to be lower than the total operating expenses of the Portfolio prior to the merger.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios may invest. In considering the profitability to the Adviser from the Asset

MIST-20

Met Investors Series Trust

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Allocation Portfolios, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Growth Strategy Portfolio, the Board also noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-21

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the MetLife Moderate Strategy Portfolio returned 14.43% and 14.23%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

MARKET ENVIRONMENT / CONDITIONS

Global economic expansion was in low gear through much of 2013, becoming more bifurcated in the second half of the year. Developed economies continued to strengthen whereas emerging markets faced the dual challenges of slowing growth and tighter global financial conditions. In the U.S., equity markets rallied in the first quarter but experienced a sharp decline in May and June when the Federal Reserve (the “Fed”) hinted at the possibility of reducing its unprecedented bond-buying program. This announcement subsequently sent global markets into a plunge. Domestically, Treasury yields rose while credit spreads widened. The dollar rallied and Treasury Inflation Protected Securities (“TIPS”) posted a substantial loss on reduced inflation expectations. Emerging markets sold off while their currencies tumbled against the U.S. dollar. Volatility spiked in bond and currency markets. The Fed’s accommodative language and policy stance boosted risk appetite in the third quarter and sent investors back into risk assets. Equity performance was strong both domestically and outside of the U.S. Credit spreads tightened, resulting in solid excess returns in both investment grade and high yield bond sectors. Volatility came down significantly in both equity and rate markets following the late September Federal Open Market Committee decision not to pare back the Fed’s asset-purchasing program. Economic reports that came out in the fourth quarter indicated robust domestic growth which in turn boosted investor confidence and made the looming taper even more likely. In December, reduced fiscal drag, falling unemployment and stronger economic growth prompted the Fed to announce a $10 billion reduction in the level of its asset-buying program starting in January 2014, causing stock markets to rally sharply on the news.

The vast majority of global equity markets concluded the year in record territories, supported by accommodative monetary policies around the world. The U.S. equity market outperformed the rest of the world with the S&P 500 Index up 32.4%, trailed by Japan (27.2%), Europe (25.2%), and Asia-Pacific ex-Japan (5.5%), as reported by MSCI. Within U.S. equity markets, smaller cap names generally delivered a better performance than their large cap counterparts. Growth stocks modestly outpaced value stocks over the trailing one year period, most prominently in the small cap space. In terms of sectors, Consumer Discretionary, Health Care, and Industrials proved to be the best performing sectors, while Telecom and Utility stocks trailed. Emerging market equities, however, produced a moderately negative return in 2013 after an impressive 2012. Growing signs of strength in the U.S. economy raised speculation that the Fed would start reducing its stimulus sooner than anticipated. Disappointing economic data across the developing world also reduced investors’ risk appetite as the year progressed.

Within fixed income, interest rate risk drove the majority of domestic bond sectors into negative territory, especially in longer dated securities as the yield curve steepened. High Yield Credit was the only bright spot with a positive 7.4% return for the year. Investors’ demand for additional yield provided steady support for high yield issues throughout 2013, and resulted in meaningful spread narrowing. Internationally, peripheral European debt enjoyed double digit returns for U.S. investors stemming from the combination of positive local returns and the euro strengthening against the dollar. On the other extreme, the Barclays Global Japan Index fell 16.0%, driven entirely by a large currency depreciation induced by Japan’s Prime Minister Shinzo Abe. With Japan being the largest component of the Barclays Global Aggregate ex-U.S. Index, the Index as a whole was down 3.1% for the year. Similar to the equity side, emerging market debt struggled and produced a negative return in 2013, due largely to weak emerging market currencies vis-à-vis the dollar.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The MetLife Moderate Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities. The Portfolio’s fixed income position restrained absolute performance during the full twelve month period when stocks significantly outperformed bonds. On a relative basis, performance was in line with its benchmark index, the Dow Jones Moderate Index. While the Portfolio suffered from a lower equity allocation relative to the Index, favorable security selection in the underlying portfolios contributed positively to the relative performance.

The fixed income portion of the Portfolio produced a slightly positive impact on relative performance. Not surprisingly, the PIMCO Inflation Protected Bond Portfolio was the largest performance detractor given that TIPS was the worst performing fixed income segment during the year. That negative contribution was more than offset by positive contributions from several other underlying bond portfolios, including Western Asset Management U.S. Government Portfolio and Met/Templeton International Bond Portfolio. While the PIMCO Inflation Protected Bond Portfolio was largely an asset class story, the portfolios on the positive side were a successful security selection story in the sense that they generated a positive excess return relative to their respective asset class indices. The Western Asset Management U.S. Government Portfolio performed particularly well in the Mortgage-Backed Securities sector, an area in which it has been consistently adding value. The Met/Templeton International Bond Portfolio generated a large outperformance against its benchmark, driven primarily by the portfolio’s currency positioning. More specifically, a sizable underweight in Japanese yen proved to be the right decision as the yen tumbled against the dollar.

Domestic equity was the big winner in 2013. Not only did our U.S. equity portfolios generate the best absolute return relative to international and fixed income underlying portfolios, they also

MIST-1

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*—(Continued)

produced the best asset class specific excess return derived from solid stock selection. Outperformance was most pronounced in the large cap space across value and growth spectrum. The ClearBridge Aggressive Growth Portfolio was the leading contributor in the domestic equity space. Both stock selection and sector allocation made positive contributions to the portfolio’s relative performance. In particular, stock selection in the Health Care and Information Technology (“IT”) sectors were most effective. Additionally, an overweight in the Health Care sector and underweights in the IT, Consumer Staples, Telecom, Financials, and Materials sectors also aided results for the period. Other domestic equity portfolios that provided a strong contribution on the positive side included MFS Value Portfolio, Invesco Comstock Portfolio, and T. Rowe Price Large Cap Growth Portfolio. The MFS Value Portfolio’s sector positioning, namely an underweight in the bottom performing Utilities sector combined with an overweight in the better performing Industrials sector, benefited the portfolio. Additionally, its stock selection within the Financials sector was effective across a large number of names. Both Invesco Comstock Portfolio’s and T. Rowe Price Large Cap Growth Portfolio’s strong performance was driven by favorable stock selection. In contrast, several mid cap and small cap equity portfolios detracted from relative performance, however, to a lesser degree.

The results from the underlying international equity portfolios were mixed. The two portfolios that provide exposure to emerging markets and real estate investments trusts (“REITs”) generally have lower correlations with the rest of the equity market and therefore add diversification benefits to the Portfolio. Unfortunately, these two asset classes had a difficult year in 2013. As a result, the MFS Emerging Markets Equity Portfolio and Clarion Global Real Estate Portfolio significantly hindered the overall performance. On a relative basis, while the Harris Oakmark International Portfolio produced the largest positive contribution among all equity portfolios, that positive effect was more than offset by the underperformance generated from several other international portfolios, especially the Clarion Global Real Estate Portfolio.

Investment Committee

MetLife Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
MetLife Moderate Strategy Portfolio
Class A	14.43	12.96	6.52
Class B	14.23	12.69	5.96
Dow Jones Moderate Index	14.46	12.49	7.02

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	14.7
BlackRock Bond Income Portfolio (Class A)	7.1
Western Asset Management U.S. Government Portfolio (Class A)	6.7
MFS® Value Portfolio (Class A)	5.2
JPMorgan Core Bond Portfolio (Class A)	5.2
T. Rowe Price Large Cap Value Portfolio (Class A)	4.7
BlackRock Large Cap Value Portfolio (Class A)	4.1
PIMCO Inflation Protected Bond Portfolio (Class A)	3.7
Invesco Comstock Portfolio (Class A)	3.6
BlackRock Capital Appreciation Portfolio (Class A)	3.2

MIST-3

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Moderate Strategy Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.66%	$1,000.00	$1,094.00	$3.48
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B(a)	Actual	0.91%	$1,000.00	$1,092.60	$4.80
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-4

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	9,755,702	$102,825,100
BlackRock Bond Income Portfolio (Class A) (a)	3,304,511	354,673,141
BlackRock Capital Appreciation Portfolio (Class A) (a)	4,170,727	157,862,029
BlackRock High Yield Portfolio (Class A) (b)	9,079,063	80,531,288
BlackRock Large Cap Value Portfolio (Class A) (a)	17,126,439	205,859,798
Clarion Global Real Estate Portfolio (Class A) (b)	8,560,870	95,368,097
ClearBridge Aggressive Growth Portfolio (Class A) (b)	8,672,303	116,642,474
Goldman Sachs Mid Cap Value Portfolio (Class A) (b)	2,900,464	51,512,242
Harris Oakmark International Portfolio (Class A) (b)	8,001,018	153,059,484
Invesco Comstock Portfolio (Class A) (b)	12,408,689	180,918,681
Invesco Small Cap Growth Portfolio (Class A) (b)	5,061,462	103,911,812
Jennison Growth Portfolio (Class A) (a)	8,240,391	130,362,987
JPMorgan Core Bond Portfolio (Class A) (b)	25,397,595	258,293,546
JPMorgan Small Cap Value Portfolio (Class A) (b)	2,581,090	51,441,122
Lord Abbett Bond Debenture Portfolio (Class A) (b)	2,594,749	35,158,850
Met/Artisan Mid Cap Value Portfolio (Class A) (a)	191,003	51,303,471
Met/Dimensional International Small Company Portfolio (Class A) (a)	3,068,207	51,637,931
Met/Eaton Vance Floating Rate Portfolio (Class A) (b)	9,242,486	98,247,630
Met/Franklin Low Duration Total Return Portfolio (Class A) (b)	14,396,125	144,968,982
Met/Templeton International Bond Portfolio (Class A) (b)	8,284,423	97,093,439
MFS Emerging Markets Equity Portfolio (Class A) (b)	6,985,568	72,440,340
MFS Research International Portfolio (Class A) (b)	10,625,485	127,612,077
MFS Value Portfolio (Class A) (a)	14,572,915	258,669,249
Neuberger Berman Genesis Portfolio (Class A) (a)	4,269,233	77,443,894

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	18,576,996	184,841,111
PIMCO Total Return Portfolio (Class A) (b)	61,459,458	729,523,765
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,779,825	117,153,499
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	7,198,414	231,429,007
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	4,204,522	51,673,572
Third Avenue Small Cap Value Portfolio (Class A) (b)	3,679,506	77,416,806
Van Eck Global Natural Resources Portfolio (Class A) (a)	3,522,663	50,057,037
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	2,562,323	34,463,251
Western Asset Management U.S. Government Portfolio (Class A) (a)	27,654,492	332,130,447
WMC Core Equity Opportunities Portfolio (formerly Davis Venture Value Portfolio) (Class A) (a)	2,409,342	103,529,415

Total Mutual Funds (Cost $4,194,605,966)		4,970,055,574

Total Investments—100.0% (Cost $4,194,605,966) (c)		4,970,055,574
Other assets and liabilities (net)—0.0%		(1,360,034)

Net Assets—100.0%		$4,968,695,540

(a)	A Portfolio of Metropolitan Series Fund. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $4,259,987,056. The aggregate unrealized appreciation and depreciation of investments were $738,832,567 and $(28,764,049), respectively, resulting in net unrealized appreciation of $710,068,518 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$4,970,055,574	$—	$—	$4,970,055,574
Total Investments	$4,970,055,574	$—	$—	$4,970,055,574

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Affiliated investments at value (a)	$4,970,055,574
Receivable for:
Investments sold	2,500,174

Total Assets	4,972,555,748
Liabilities
Payables for:
Fund shares redeemed	2,500,174
Accrued expenses:
Management fees	241,230
Distribution and service fees	1,046,591
Deferred trustees’ fees	53,884
Other expenses	18,329

Total Liabilities	3,860,208

Net Assets	$4,968,695,540

Net assets consist of:
Paid in surplus	$3,892,124,639
Undistributed net investment income	130,977,015
Accumulated net realized gain	170,144,278
Unrealized appreciation on affiliated investments	775,449,608

Net Assets	$4,968,695,540

Net Assets
Class A	$1,473,338
Class B	4,967,222,202
Capital Shares Outstanding*
Class A	115,149
Class B	390,043,763
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.80
Class B	12.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,194,605,966.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Affiliated Underlying Portfolios	$116,521,494

Total investment income	116,521,494

Expenses
Management fees	2,813,258
Administration fees	21,912
Custodian and accounting fees	24,781
Distribution and service fees—Class B	12,187,828
Audit and tax services	27,652
Legal	23,321
Trustees’ fees and expenses	30,453
Miscellaneous	10,281

Total expenses	15,139,486

Net Investment Income	101,382,008

Net Realized and Unrealized Gain
Net realized gain on:
Affiliated investments	211,527,770
Capital gain distributions from Affiliated Underlying Portfolios	70,924,347

Net realized gain	282,452,117

Net change in unrealized appreciation on affiliated investments	260,710,867

Net realized and unrealized gain	543,162,984

Net Increase in Net Assets From Operations	$644,544,992

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$101,382,008	$97,661,894
Net realized gain	282,452,117	150,645,859
Net change in unrealized appreciation	260,710,867	299,222,889

Increase in net assets from operations	644,544,992	547,530,642

From Distributions to Shareholders
Net investment income
Class A	(35,529)	(34,017)
Class B	(116,026,649)	(125,446,751)
Net realized capital gains
Class A	(2,474)	0
Class B	(8,894,029)	0

Total distributions	(124,958,681)	(125,480,768)

Decrease in net assets from capital share transactions	(310,634,411)	(175,808,091)

Total increase in net assets	208,951,900	246,241,783
Net Assets
Beginning of period	4,759,743,640	4,513,501,857

End of period	$4,968,695,540	$4,759,743,640

Undistributed net investment income
End of period	$130,977,015	$115,835,683

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	50,522	$597,548	7,938	$86,549
Reinvestments	3,259	38,003	3,129	34,017
Redemptions	(51,830)	(612,915)	(5,304)	(58,555)

Net increase	1,951	$22,636	5,763	$62,011

Class B
Sales	15,057,271	$181,257,939	21,961,274	$241,035,954
Reinvestments	10,750,489	124,920,678	11,572,579	125,446,751
Redemptions	(51,217,858)	(616,835,664)	(49,376,296)	(542,352,807)

Net decrease	(25,410,098)	$(310,657,047)	(15,842,443)	$(175,870,102)

Decrease derived from capital shares transactions		$(310,634,411)		$(175,808,091)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.51	$10.51	$10.70	$9.76	$8.29

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.25	0.22	0.25	0.33
Net realized and unrealized gain (loss) on investments	1.35	1.07	(0.19)	0.97	1.70

Total from investment operations	1.63	1.32	0.03	1.22	2.03

Less Distributions
Distributions from net investment income	(0.32)	(0.32)	(0.22)	(0.28)	(0.33)
Distributions from net realized capital gains	(0.02)	0.00	0.00	0.00	(0.23)

Total distributions	(0.34)	(0.32)	(0.22)	(0.28)	(0.56)

Net Asset Value, End of Period	$12.80	$11.51	$10.51	$10.70	$9.76

Total Return (%) (b)	14.43	12.70	0.17	12.66	26.35

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.06	0.06	0.06	0.06	0.07
Ratio of net investment income to average net assets (%) (d)	2.29	2.23	2.09	2.50	3.82
Portfolio turnover rate (%)	12	11	25	16	28
Net assets, end of period (in millions)	$1.5	$1.3	$1.1	$1.1	$1.1

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.45	$10.46	$10.66	$9.73	$8.26

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.23	0.20	0.21	0.28
Net realized and unrealized gain (loss) on investments	1.35	1.05	(0.20)	0.98	1.73

Total from investment operations	1.60	1.28	0.00	1.19	2.01

Less Distributions
Distributions from net investment income	(0.29)	(0.29)	(0.20)	(0.26)	(0.31)
Distributions from net realized capital gains	(0.02)	0.00	0.00	0.00	(0.23)

Total distributions	(0.31)	(0.29)	(0.20)	(0.26)	(0.54)

Net Asset Value, End of Period	$12.74	$11.45	$10.46	$10.66	$9.73

Total Return (%) (b)	14.23	12.39	(0.12)	12.40	26.09

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.32
Ratio of net investment income to average net assets (%) (d)	2.08	2.06	1.84	2.07	3.26
Portfolio turnover rate (%)	12	11	25	16	28
Net assets, end of period (in millions)	$4,967.2	$4,758.4	$4,512.4	$4,205.8	$3,054.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Moderate Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”).

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

3. Certain Risks

Market Risk: In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MIST-10

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Underlying Portfolios’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$598,932,175	$0	$862,161,355

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$2,813,258	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

MIST-11

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Baillie Gifford International Stock	10,391,643	180,074	(816,015)	9,755,702
BlackRock Bond Income	3,698,151	289,927	(683,567)	3,304,511
BlackRock Capital Appreciation	4,987,067	43,737	(860,077)	4,170,727
BlackRock High Yield	10,723,728	919,753	(2,564,418)	9,079,063
BlackRock Large Cap Value	19,525,209	1,408,442	(3,807,212)	17,126,439
Clarion Global Real Estate	8,381,951	607,947	(429,028)	8,560,870
ClearBridge Aggressive Growth	10,155,086	96,910	(1,579,693)	8,672,303
Goldman Sachs Mid Cap Value	3,426,843	166,158	(692,537)	2,900,464
Harris Oakmark International	9,605,787	272,459	(1,877,228)	8,001,018
Invesco Small Cap Growth	6,162,494	417,957	(1,518,989)	5,061,462
Invesco Comstock	13,201,458	1,007,193	(1,799,962)	12,408,689
Jennison Growth	8,058,366	1,491,818	(1,309,793)	8,240,391
JPMorgan Core Bond	—	25,397,801	(206)	25,397,595
JPMorgan Small Cap Value	—	2,831,852	(250,762)	2,581,090
Lord Abbett Bond Debenture	3,559,806	186,704	(1,151,761)	2,594,749
Met/Artisan Mid Cap Value	242,583	2,317	(53,897)	191,003
Met/Dimensional International Small Company	3,478,541	178,243	(588,577)	3,068,207
Met/Eaton Vance Floating Rate	8,875,870	445,916	(79,300)	9,242,486
Met/Franklin Low Duration Total Return	14,035,244	379,601	(18,720)	14,396,125
Met/Templeton International Bond	8,066,002	253,745	(35,324)	8,284,423
MFS Emerging Markets Equity	4,375,423	2,655,125	(44,980)	6,985,568
MFS Research International	13,970,041	352,120	(3,696,676)	10,625,485
MFS Value	17,282,096	901,691	(3,610,872)	14,572,915
Neuberger Berman Genesis	7,237,125	46,482	(3,014,374)	4,269,233
PIMCO Inflation Protected Bond	15,853,265	2,740,063	(16,332)	18,576,996
PIMCO Total Return	66,316,493	3,983,996	(8,841,031)	61,459,458
Pioneer Fund	6,561,603	1,758	(6,563,361)	—
T. Rowe Price Large Cap Growth	5,354,723	281,852	(856,750)	4,779,825
T. Rowe Price Large Cap Value	7,845,628	342,156	(989,370)	7,198,414
T. Rowe Price Mid Cap Growth	5,048,748	295,883	(1,140,109)	4,204,522
Third Avenue Small Cap Value	6,027,119	57,599	(2,405,212)	3,679,506
Van Eck Global Natural Resources	3,643,040	46,550	(166,927)	3,522,663
Western Asset Management Strategic Bond Opportunities	3,403,253	127,119	(968,049)	2,562,323
Western Asset Management U.S. Government	26,720,505	969,188	(35,201)	27,654,492
WMC Core Equity Opportunities (formerly Davis Venture Value)	2,882,950	90,880	(564,488)	2,409,342

MIST-12

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Baillie Gifford International Stock	$1,370,905	$—	$1,615,362	$102,825,100
BlackRock Bond Income	8,291,065	8,278,014	13,581,024	354,673,141
BlackRock Capital Appreciation	3,420,298	—	1,288,667	157,862,029
BlackRock High Yield	2,301,683	2,168,714	5,523,582	80,531,288
BlackRock Large Cap Value	11,276,880	11,156,362	2,885,583	205,859,798
Clarion Global Real Estate	(23,872)	—	6,782,132	95,368,097
ClearBridge Aggressive Growth	4,363,289	—	455,721	116,642,474
Goldman Sachs Mid Cap Value	5,653,343	1,848,216	574,359	51,512,242
Harris Oakmark International	16,511,614	—	4,206,621	153,059,484
Invesco Small Cap Growth	12,321,842	6,096,582	448,616	103,911,812
Invesco Comstock	10,461,359	—	2,205,968	180,918,681
Jennison Growth	2,897,090	1,257,643	512,373	130,362,987
JPMorgan Core Bond	(21)	1,049,428	1,311,785	258,293,546
JPMorgan Small Cap Value	587,808	—	337,270	51,441,122
Lord Abbett Bond Debenture	1,486,162	—	2,413,594	35,158,850
Met/Artisan Mid Cap Value	6,382,455	—	507,271	51,303,471
Met/Dimensional International Small Company	3,126,302	1,412,796	1,018,292	51,637,931
Met/Eaton Vance Floating Rate	39,521	443,671	3,922,050	98,247,630
Met/Franklin Low Duration Total Return	2,158	—	2,571,869	144,968,982
Met/Templeton International Bond	71,398	426,672	2,125,309	97,093,439
MFS Emerging Markets Equity	235,453	—	913,026	72,440,340
MFS Research International	6,902,333	—	3,651,243	127,612,077
MFS Value	24,870,781	8,256,694	4,862,638	258,669,249
Neuberger Berman Genesis	13,698,071	—	647,959	77,443,894
PIMCO Inflation Protected Bond	10,771	10,090,308	4,240,161	184,841,111
PIMCO Total Return	14,235,188	14,060,076	32,028,970	729,523,765
Pioneer Fund	8,423,720	—	26,960	—
T. Rowe Price Large Cap Growth	4,873,398	—	332,352	117,153,499
T. Rowe Price Large Cap Value	14,298,784	—	3,729,187	231,429,007
T. Rowe Price Mid Cap Growth	6,109,332	2,652,426	214,675	51,673,572
Third Avenue Small Cap Value	18,414,962	—	964,760	77,416,806
Van Eck Global Natural Resources	656,362	—	422,655	50,057,037
Western Asset Management Strategic Bond Opportunities	1,635,684	—	1,731,327	34,463,251
Western Asset Management U.S. Government	4,447	—	7,022,359	332,130,447
WMC Core Equity Opportunities (formerly Davis Venture Value)	6,617,205	1,726,745	1,445,774	103,529,415

	$211,527,770	$70,924,347	$116,521,494	$4,970,055,574

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$116,062,178	$125,480,768	$8,896,503	$—	$124,958,681	$125,480,768

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$132,461,519	$234,094,753	$710,068,518	$—	$1,076,624,790

MIST-13

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

9. Subsequent Events

At a meeting held on November 20, 2013, the Board approved the acquisition of the Portfolio by the Metropolitan Series Fund MetLife Conservative to Moderate Allocation Portfolio (“MetLife Conservative to Moderate Allocation Portfolio”), subject to the approval of shareholders of the Portfolio. On February 21, 2014, the shareholders of the Portfolio approved the proposed Agreement and Plan of Reorganization providing for the acquisition of all the assets and assumption of all liabilities of the Portfolio by the MetLife Conservative to Moderate Allocation Portfolio in exchange for shares of the MetLife Conservative to Moderate Allocation Portfolio. It is anticipated that the reorganization will close on or about April 28, 2014.

MIST-14

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Moderate Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Moderate Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate Strategy Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-15

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-17

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Moderate Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Moderate Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Moderate Strategy Portfolio.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-18

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Moderate Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- and five-year periods ended June 30, 2013 and underperformed the median of its Performance Universe and its Lipper Index for the three-year period ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the MetLife Moderate Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

The Board also noted the proposed merger of the MetLife Moderate Strategy Portfolio into the MetLife Conservative to Moderate Allocation Portfolio on or about April 28, 2014, pending approval by the Portfolio’s contractholders. The Board considered that the Portfolio may benefit from the proposed merger because, following the merger, the acquiring Portfolio’s total annual operating expenses are expected to be lower than the total operating expenses of the Portfolio prior to the merger.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

MIST-19

Met Investors Series Trust

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Moderate Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-20

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Managed by MetLife Advisers, LLC and MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned 12.94%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

MARKET ENVIRONMENT / CONDITIONS

In 2013, the equity markets rose and U.S. Treasury prices fell. The global economic recovery, led by the U.S. real estate market and global economic growth, helped lift equity markets. U.S. equity markets outperformed international developed equity markets. In the U.S., small capitalization stocks outperformed large capitalization stocks.

Changes in interest rates were driven mostly by the U.S. Federal Reserve which began signaling an end to the extraordinary liquidity measures known as Quantitative Easing during the second quarter. The potential change in policy, called “tapering,” caused a rapid rise in interest rates during the second quarter. In the second half of the year, rates fluctuated based on wavering sentiment of when tapering would begin, but ended the year moderately higher.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment, (the “Base Sleeve”) is approximately 75% of the Portfolio’s assets and invests in a variety of the Metropolitan Series Fund index Portfolios to achieve and maintain a broad asset allocation of approximately 40% fixed income and 35% equities. The Investment Committee of MetLife Advisers manages the asset allocation of the Base Sleeve. MetLife Investment Management, LLC manages the second segment (the “Overlay Sleeve”) which is approximately 25% of the Portfolio assets. The Overlay Sleeve invests in: equity derivatives used to keep the Portfolio’s volatility level within a desired range by changing the Portfolio’s total equity exposure; interest rate derivatives used to increase duration exposure; and cash and money market instruments which serve as the collateral for derivative instruments. The Portfolio utilizes a quantitative model to rebalance the Portfolio risk based on market signals driven by realized equity price volatility. The Portfolio targets an equity contribution to volatility within an 8% to 12% band.

Realized equity volatility in 2013 was below its long-term average, signaling the Portfolio to remain fully invested in equities while volatility of the Portfolio was maintained within the target band. The Portfolio benefited from an overweight equity allocation during most of the period as equity markets rallied, aiding both absolute and relative returns. However, the positive contribution from equity was offset by the rise in interest rates which drove negative returns in the fixed income allocation. The interest rate overlay was also negatively impacted by the rising rates and the Portfolio modestly underperformed the benchmark as a result.

Derivatives were a significant component of the Portfolio, which used both equity and interest rate futures to manage total market exposures. Equity futures may be used to either increase or decrease equity exposure. During the period, equity futures were used to increase equity allocations, and the long exposure from the equity derivatives during a period of broadly rising equity markets added to overall Portfolio performance. Interest rate futures and swaps were used within the interest rate overlay to add additional diversification and balance the sources of risk in the Portfolio. During the period, while equities rose, U.S. Treasuries prices fell and the interest rate overlay reduced the total Portfolio return.

As of December 31, 2013, the Portfolio remained overweight equity which was distributed across domestic and international equity indices as follows: 32% in U.S. Large Cap as represented by the S&P 500 Index, 9% in U.S. Mid Cap as represented by the S&P 400 Index, 6% in U.S. Small Cap as represented by the Russell 2000 Index, and 18% in Foreign Equity as represented by the MSCE EAFE Index. The fixed income exposure was invested in an index portfolio that tracks the performance of the Barclays U.S. Aggregate Bond Index.

The base sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The overlay sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	12.94	12.64
Dow Jones Moderate Index	14.46	14.38

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 11/5/2012. Index returns are based on an inception date of 11/5/2012.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Barclays Aggregate Bond Index Portfolio (Class A)	40.0
MetLife Stock Index Portfolio (Class A)	17.0
MSCI EAFE Index Portfolio (Class A)	10.0
MetLife Mid Cap Stock Index Portfolio (Class A)	5.0
Russell 2000 Index Portfolio (Class A)	3.0

Top Sectors

% of Net Assets
Mutual Funds	75.0
Cash and Cash Equivalents	24.9

MIST-2

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B(a)(b)	Actual	0.75%	$1,000.00	$1,090.70	$3.95
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 6 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

MIST-3

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—75.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—75.0%
Barclays Aggregate Bond Index Portfolio (Class A) (a)	17,757,766	$194,092,386
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	1,314,989	24,261,548
MetLife Stock Index Portfolio (Class A) (a)	1,937,277	82,489,264
MSCI EAFE Index Portfolio (Class A) (a)	3,508,539	48,523,096
Russell 2000 Index Portfolio (Class A) (a)	734,086	14,556,929

Total Mutual Funds (Cost $348,877,079)		363,923,223

Short-Term Investments—24.9%

Discount Notes—23.1%
Federal Home Loan Bank 0.036%, 02/21/14 (b)	1,400,000	1,399,931
0.066%, 02/21/14 (b)	500,000	499,954
0.081%, 03/12/14 (b)	800,000	799,876
0.084%, 02/12/14 (b)	3,300,000	3,299,680
0.086%, 02/21/14 (b)	2,200,000	2,199,735
0.086%, 03/12/14 (b)	1,300,000	1,299,785
0.086%, 03/28/14 (b)	1,100,000	1,099,777
0.091%, 02/21/14 (b)	4,500,000	4,499,426
0.091%, 03/12/14 (b)	2,500,000	2,499,562
0.091%, 03/28/14 (b)	500,000	499,893
0.091%, 04/04/14 (b)	500,000	499,884
0.096%, 03/19/14 (b)	3,000,000	2,999,390
0.096%, 03/28/14 (b)	1,300,000	1,299,705
0.096%, 03/28/14 (b)	600,000	599,864
0.101%, 03/28/14 (b)	800,000	799,809
0.112%, 04/04/14 (b)	13,000,000	12,996,306
0.117%, 05/23/14 (b)	12,200,000	12,194,466
0.127%, 06/11/14 (b)	5,600,000	5,596,869
0.152%, 02/21/14 (b)	4,000,000	3,999,150
Federal Home Loan Mortgage Corp. 0.036%, 02/04/14 (b)	5,700,000	5,699,812
0.041%, 01/21/14 (b)	1,400,000	1,399,969
0.041%, 01/22/14 (b)	2,000,000	1,999,953
0.051%, 01/21/14 (b)	1,500,000	1,499,958
0.051%, 02/04/14 (b)	1,100,000	1,099,948
0.061%, 01/22/14 (b)	200,000	199,993
0.066%, 02/24/14 (b)	8,200,000	8,199,200
0.081%, 01/21/14 (b)	1,200,000	1,199,947
0.081%, 03/13/14 (b) (c)	1,700,000	1,699,732
0.086%, 01/21/14 (b)	1,800,000	1,799,915
0.086%, 03/13/14 (b) (c)	600,000	599,899
0.091%, 01/21/14 (b)	1,100,000	1,099,945
0.091%, 03/13/14 (b) (c)	2,500,000	2,499,556
0.101%, 02/04/14 (b)	1,500,000	1,499,858
0.122%, 05/21/14 (b)	3,500,000	3,498,367
0.142%, 03/13/14 (b) (c)	800,000	799,779
Federal National Mortgage Association 0.056%, 01/22/14 (b)	5,200,000	5,199,833
0.061%, 02/12/14 (b) (c)	4,400,000	4,399,692
0.061%, 02/24/14 (b)	400,000	399,964

Discount Notes—(Continued)
Federal National Mortgage Association 0.061%, 02/24/14 (b)	400,000	$399,964
0.066%, 02/03/14 (b)	4,400,000	4,399,738
0.066%, 02/12/14 (b) (c)	200,000	199,985
0.076%, 02/24/14 (b)	200,000	199,978
0.086%, 01/22/14 (b)	2,000,000	1,999,901
0.093%, 01/22/14 (b)	500,000	499,973
0.127%, 02/24/14 (b)	500,000	499,906

		112,077,827

U.S. Treasury—1.7%
U.S. Treasury Bills 0.040%, 05/15/14 (b) (d)	1,100,000	1,099,840
0.051%, 05/15/14 (b)	1,100,000	1,099,795
0.053%, 05/15/14 (b)	800,000	799,845
0.084%, 05/15/14 (b)	2,700,000	2,699,171
0.092%, 05/15/14 (b)	1,000,000	999,663
0.094%, 05/15/14 (b)	900,000	899,689
0.098%, 05/15/14 (b)	400,000	399,856

		7,997,859

Repurchase Agreement — 0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $700,000 on 01/02/14, collateralized by $710,000 Federal Farm Credit Bank at 1.125% due 02/27/14 with a value of $714,438.	700,000	700,000

Total Short-Term Investments (Cost $120,775,686)		120,775,686

Total Investments—99.9% (Cost $469,652,765) (e)		484,698,909
Other assets and liabilities (net)—0.1%		406,573

Net Assets—100.0%		$485,105,482

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Metropolitan Series Fund. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $8,893,862.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2013, the market value of securities pledged was $812,782.
(e)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $469,654,100. The aggregate unrealized appreciation and depreciation of investments were $17,635,396 and $(2,590,587), respectively, resulting in net unrealized appreciation of $15,044,809 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
MSCI EAFE Mini Index Futures	03/21/14	439	USD	40,276,206	$1,819,504
Russell 2000 Mini Index Futures	03/21/14	112	USD	12,346,517	661,163
S&P 500 E-Mini Index Futures	03/21/14	783	USD	69,237,863	2,841,202
S&P Midcap 400 E-Mini Index Futures	03/21/14	158	USD	20,313,490	849,030
U.S. Treasury Note 10 Year Futures	03/20/14	1,120	USD	140,438,973	(2,626,473)

Net Unrealized Appreciation					$3,544,426

Swap Agreements

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3-Month USD-LIBOR	2.908%	12/19/23	USD	23,000,000	$(370,352)

(LIBOR)—	London InterBank Offered Rate
(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$363,923,223	$—	$—	$363,923,223
Short-Term Investments
Discount Notes	—	112,077,827	—	112,077,827
U.S. Treasury	—	7,997,859	—	7,997,859
Repurchase Agreement	—	700,000	—	700,000
Total Short-Term Investments	—	120,775,686	—	120,775,686
Total Investments	$363,923,223	$120,775,686	$—	$484,698,909

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$6,170,899	$—	$—	$6,170,899
Futures Contracts (Unrealized Depreciation)	(2,626,473)	—	—	(2,626,473)
Total Futures Contracts	$3,544,426	$—	$—	$3,544,426
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(370,352)	$—	$(370,352)

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$120,775,686
Affiliated investments at value (b)	363,923,223
Cash	84
Receivable for:
Fund shares sold	1,768,629
Variation margin on futures contracts	480,351
Prepaid expenses	325

Total Assets	486,948,298
Liabilities
Payables for:
Investments purchased	1,296,649
Fund shares redeemed	6,654
Variation margin on futures contracts	192,500
Variation margin on swap contracts	131,163
Accrued expenses:
Management fees	67,676
Distribution and service fees	95,264
Deferred trustees’ fees	20,233
Other expenses	32,677

Total Liabilities	1,842,816

Net Assets	$485,105,482

Net assets consist of:
Paid in surplus	$468,302,905
Distributions in excess of net investment income	(20,233)
Accumulated net realized loss	(1,397,408)
Unrealized appreciation on affiliated investments, futures contracts and swap contracts	18,220,218

Net Assets	$485,105,482

Net Assets
Class B	$485,105,482
Capital Shares Outstanding*
Class B	43,147,955
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $120,775,686.
(b)	Identified cost of affiliated investments was $348,877,079.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from affiliated investments	$2,030,623
Interest	40,586

Total investment income	2,071,209
Expenses
Management fees	350,319
Administration fees	18,031
Custodian and accounting fees	27,226
Distribution and service fees—Class B	493,565
Audit and tax services	32,031
Legal	104,141
Trustees’ fees and expenses	34,970
Shareholder reporting	6,152
Insurance	1,265
Miscellaneous	6,954

Total expenses	1,074,654

Net Investment Income	996,555

Net Realized and Unrealized Gain
Net realized gain on:
Investments	29
Affiliated investments	29,061
Futures contracts	6,561,145
Swap contracts	20,262
Capital gain distributions from Affiliated Underlying Portfolios	397,565

Net realized gain	7,008,062

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	14,896,717
Futures contracts	3,492,070
Swap contracts	(370,352)

Net change in unrealized appreciation	18,018,435

Net realized and unrealized gain	25,026,497

Net Increase in Net Assets From Operations	$26,023,052

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$996,555	$(9,630)
Net realized gain	7,008,062	35,739
Net change in unrealized appreciation	18,018,435	201,783

Increase in net assets from operations	26,023,052	227,892

From Distributions to Shareholders
Net investment income
Class B	(1,091,455)	0
Net realized capital gains
Class B	(8,368,510)	0

Total distributions	(9,459,965)	0

Increase in net assets from capital share transactions	444,674,098	23,640,405

Total increase in net assets	461,237,185	23,868,297

Net Assets
Beginning of period	23,868,297	0

End of period	$485,105,482	$23,868,297

Distributions in excess of net investment income (loss)
End of period	$(20,233)	$(1,974)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	40,750,831	$443,879,138	2,349,640	$23,642,306
Reinvestments	842,905	9,459,965	0	0
Redemptions	(795,233)	(8,665,005)	(188)	(1,901)

Net increase	40,798,503	$444,674,098	2,349,452	$23,640,405

Increase derived from capital shares transactions		$444,674,098		$23,640,405

(a)	Commencement of operations was November 5, 2012.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013	2012(a)
Net Asset Value, Beginning of Period	$10.16	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.06	(0.01)
Net realized and unrealized gain on investments	1.26	0.17

Total from investment operations	1.32	0.16

Less Distributions
Distributions from net investment income	(0.03)	0.00
Distributions from net realized capital gains	(0.21)	0.00

Total distributions	(0.24)	0.00

Net Asset Value, End of Period	$11.24	$10.16

Total Return (%) (c)	12.94	1.60	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	0.54	9.45	(f)
Net ratio of expenses to average net assets (%) (e) (g)	0.54	0.60	(f)
Ratio of net investment income (loss) to average net assets (%)	0.50	(0.57	)(f)
Portfolio turnover rate (%)	0 (h)	0	(d)(i)
Net assets, end of period (in millions)	$485.1	$23.9

(a)	Commencement of operations was November 5, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(h)	Rounds to less than 1%.
(i)	There were no long term sale transactions during the period ended December 31, 2012.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively

MIST-9

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

MIST-10

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distribution and service fee, swap interest re-class, and distributions received from underlying funds. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $700,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign

MIST-11

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

MIST-12

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on centrally cleared swap contracts*	$370,352
			Unrealized depreciation on futures contracts**	2,626,473
Equity	Unrealized appreciation on futures contracts**	$6,170,899

Total		$6,170,899		$2,996,825

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$(384,015)	$6,945,160	$6,561,145
Swap contracts	20,262	—	20,262

	$(363,753)	$6,945,160	$6,581,407

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$(2,611,041)	$6,103,111	$3,492,070
Swap contracts	(370,352)	—	(370,352)

	$(2,981,393)	$6,103,111	$3,121,718

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$59,693,600
Swap contracts	23,000,000	(a)

‡	Averages are based on activity levels during 2013.
(a)	Average notional amount reflects activity over a one month period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by

MIST-13

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$331,329,910	$0	$218,989

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Management, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

MIST-14

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser (Overlay Portion managed by the Subadviser) for the year ended December 31, 2013	% per annum	Average Daily Net Assets of the Overlay Portion
$98,661	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by the Adviser (Base Portion managed by the Adviser) for the year ended December 31, 2013	% per annum	Average Daily Net Assets of the Base Portion
$251,658	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement	Expenses Deferred in
	2012	2013
	Subject to repayment until December 31,
Class B	2017	2018
0.60%	$148,313	$0

Amounts waived for the year ended December 31, 2013 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2013, there was $148,313 in expense deferrals eligible for recoupment by the Adviser.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

MIST-15

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2013 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Barclays Aggregate Bond Index	815,881	16,946,062	(4,177)	17,757,766
MetLife Mid Cap Stock Index	83,245	1,232,572	(828)	1,314,989
MetLife Stock Index	121,281	1,816,553	(557)	1,937,277
MSCI EAFE Index	208,393	3,301,106	(960)	3,508,539
Russell 2000 Index	50,161	691,131	(7,206)	734,086

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Barclays Aggregate Bond Index	$(1,336)	$—	$1,311,139	$194,092,386
MetLife Mid Cap Stock Index	1,224	142,138	57,996	24,261,548
MetLife Stock Index	1,625	255,427	314,787	82,489,264
MSCI EAFE Index	1,201	—	299,102	48,523,096
Russell 2000 Index	26,347	—	47,599	14,556,929

	$29,061	$397,565	$2,030,623	$363,923,223

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$4,317,731	$—	$5,142,234	$—	$9,459,965	$—

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$830,175	$1,318,180	$14,674,455	$—	$16,822,810

MIST-16

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-17

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Multi-Index Targeted Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Multi-Index Targeted Risk Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”), as of December 31, 2013, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year ended December 31, 2013 and for the period from November 5, 2012 (commencement of operations) to December 31, 2012. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MetLife Multi-Index Targeted Risk Portfolio of the Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year ended December 31, 2013 and for the period from November 5, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MetLife Multi-Index Targeted Risk Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-21

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

The Board considered the provision of investment advisory services by the Adviser to the Asset Allocation Portfolios (i.e., MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio and MetLife Moderate Strategy Portfolio), the American Funds of Funds (i.e., American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio), the MetLife Balanced Plus Portfolio and the MetLife Multi-Index Targeted Risk Portfolio. With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trusts (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds, including those underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MetLife Multi-Index Targeted Risk Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Blended Index for the since-inception period (beginning November 2, 2012) ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Dow

MIST-22

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Jones Moderate Index, for the since-inception period ended October 31, 2013. The Board also noted that the Portfolio commenced operations on November 2, 2012 and thus has a limited performance history.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies, including those underlying variable insurance products, deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the MetLife Multi-Index Targeted Risk Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and Expense Universe median, and below the Sub-advised Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board took into account that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size but below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MetLife Multi-Index Targeted Risk Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

MIST-23

Met Investors Series Trust

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-24

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the MFS Emerging Markets Equity Portfolio returned -4.61% and -4.80%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets (EM) Index1, returned -2.60%.

MARKET ENVIRONMENT / CONDITIONS

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the U.S. waned. In the middle of the period, concerns that the U.S. Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over U.S. fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient U.S. growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Financials sector detracted from performance relative to the MSCI Emerging Markets Index. Within this sector, the timing of ownership in shares of banking firm ICICI Bank Limited (India) and an overweight position in Turkish bank Garanti Bank dampened relative performance. Stock selection in the Consumer Discretionary sector also negatively impacted relative results. Here, overweight positions in, Brazilian marketing firm Cia Hering, automotive parts manufacturers Ford Otomotiv Sanayi (Turkey), Mando Corporation (South Korea), and consumer goods company Li & Fung (Hong Kong) detracted from relative performance. Additionally, not holding strong-performing car company Hyundai Motor (South Korea) hurt relative performance. Elsewhere, holdings of cable television provider Dish TV India (India), steel manufacturer Steel Authority of India (India), and not holding internet software service provider Tencent Holdings (China) held back relative performance during the reporting period.

Stock selection and underweight positions in both the Materials and Energy sectors supported relative performance. There were no individual securities within either sector that were among the Portfolio’s top relative contributors for the period. Security selection in the Industrials and Consumer Staples sectors also strengthened relative performance. Within Industrials, the Portfolio’s overweight position in Promotora y Operadora de Infraestructura (Mexico) benefited relative results as the stock outperformed the benchmark during the reporting period. Within Consumer Staples, the Portfolio’s overweight position in India-based health care company Dabur India was among the Portfolio’s top relative contributors.

Stocks in other sectors that contributed to relative performance included Information Technology company Cognizant Technology (United States), and overweight positions in South African multinational media company Naspers, internet search engine and online computer games provider NAVER (South Korea), South Korean light-emitting diode (“LED”) device manufacturer Seoul Semiconductor and semiconductor assembly and testing company Siliconware Precision Industries (Taiwan). The Portfolio’s overweight positions in strong-performing diversified bank Hana Financial Group (South Korea), banking firm Komercni Banka (Czech Republic), and Russian telecommunications company Mobile TeleSystems also supported positive results.

We continue to favor small and mid-cap names in emerging markets where we feel we can drive value for our shareholders given our local presence. Additionally, these are companies that should continue to benefit from the growing middle class and growing disposable income in this part of the world. During the period emerging markets have continued to experience downward pressure particularly during the middle months of 2013 as macro concerns caused investors to move away from the asset class.

We’ve increased our exposure to the Auto sector throughout all of 2013. We’re overweight Asian autos and auto parts. In China and Korea we own the actual auto makers while our Indian exposure is more weighted towards auto parts or suppliers. Our largest exposure is to South Korean automaker Kia motors which has good geographical diversification with roughly 40% of their business in the U.S., 30% in Europe and the other 30% in emerging markets. They boast one of the highest margins in the auto industry and they have a new product cycle coming in 2014.

We have remained underweight Materials for the better part of two years. Although we are underweight the sector we’ve maintained our overweight to Metals & Mining and within that industry our preference is towards the mining sector. The miners have been under

MIST-1

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

substantial pressure over the last few years and when we look at normalized prices, with the partial exception of iron ore, we believe the commodity price collapse is probably played out. During the period we also added to one of our existing miners in Mexico Grupo Mexico, as it’s attractively valued while trimming some of our Brazilian steel companies on strength.

We continue to be underweight Financials and the biggest reason for this is our underweight position to Chinese financials. Chinese banks alone account for close to 20% of the benchmark and we only own one Chinese Bank. It’s also why we believe Chinese bank stocks have weakened over the last few weeks of the period. We have been cautious towards Chinese financial institutions for some time and believe this makes the most sense. We’re neutral Brokers & Asset Managers, however, within that space we’re overweight the financial exchanges, which we believe are good businesses with good long term prospects. Lastly, we’re overweight real estate and have been fairly active in Brazilian malls and Mexican Real Estate Investment Trust’s (“REITs) throughout most of the year.

In Special Products & Services we continue to run a large overweight to for profit education companies in Brazil. The education space should remain resilient regardless of the economic environment and the Brazilian government is also putting its muscle behind the space by providing below market rate financing. This is a structural growth story that trades at reasonable valuations.

On a sector level our largest overweights are to Retailing, Special Products & Services and Information Technology. Conversely our largest underweights are in Financials, Materials, and Energy. On a regional basis we remain underweight to Asia and Europe, the Middle East & Africa while overweight Latin America.

Jose Luis Garcia

Robert Lau

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS (EM) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
MFS Emerging Markets Equity Portfolio
Class A	-4.61	14.22	3.05
Class B	-4.80	13.96	2.79
MSCI Emerging Markets (EM) Index	-2.60	14.79	4.76

1 The MSCI Emerging Markets (EM) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

2 Inception of Class A and Class B shares is 5/1/2006. Index returns are based on an inception date of 5/1/2006.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.
This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd.	4.1
Samsung Electronics Co., Ltd.	4.0
Naspers, Ltd. - N Shares	2.7
Kia Motors Corp.	2.7
Housing Development Finance Corp.	2.4
Cognizant Technology Solutions Corp. - Class A	2.3
Hon Hai Precision Industry Co., Ltd.	1.9
Siliconware Precision Industries Co.	1.8
China Construction Bank Corp. - Class H	1.8
Vale S.A. (ADR)	1.7

Top Countries

% of Market Value of Total Investments
Brazil	17.0
South Korea	12.2
Hong Kong	10.5
Taiwan	9.8
China	8.4
India	7.5
Russia	5.7
Mexico	5.6
South Africa	4.9
United States	3.2

MIST-3

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	1.02%	$1,000.00	$1,064.50	$5.31
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

Class B(a)	Actual	1.27%	$1,000.00	$1,064.00	$6.61
	Hypothetical*	1.27%	$1,000.00	$1,018.80	$6.46

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—98.8% of Net Assets

Security Description	Shares	Value

Australia—1.0%
Iluka Resources, Ltd. (a)	2,328,355	$17,948,059

Brazil—16.5%
Abril Educacao S.A.	413,400	5,851,146
All America Latina Logistica S.A.	1,443,300	4,013,027
Alupar Investimento S.A. (b)	817,000	5,629,833
AMBEV S.A. (ADR)	2,212,290	16,260,332
Anhanguera Educacional Participacoes S.A.	1,318,700	8,328,337
Banco Santander Brasil S.A.	1,335,600	8,115,071
BM&FBovespa S.A.	2,732,000	12,822,833
Brasil Brokers Participacoes S.A.	2,464,300	6,113,592
Brasil Insurance Participacoes e Administracao S.A.	1,345,500	10,429,766
CCR S.A.	702,310	5,300,210
Cia Hering	743,500	9,430,743
EDP - Energias do Brasil S.A.	1,721,200	8,283,070
Estacio Participacoes S.A.	1,409,220	12,215,133
Fibria Celulose S.A. (b)	802,200	9,390,654
Fleury S.A.	665,300	5,194,384
Gerdau S.A. (ADR) (a)	1,253,480	9,827,283
Itau Unibanco Holding S.A. (ADR)	942,802	12,793,823
Kroton Educacional S.A.	603,752	10,047,608
LPS Brasil Consultoria de Imoveis S.A.	1,126,000	6,897,896
M Dias Branco S.A.	254,400	10,782,603
Mills Estruturas e Servicos de Engenharia S.A.	761,000	10,651,063
Multiplan Empreendimentos Imobiliarios S.A.	260,210	5,508,672
Multiplus S.A.	364,400	4,639,287
Odontoprev S.A.	2,812,700	11,715,900
Petroleo Brasileiro S.A. (ADR)	1,954,662	26,935,242
Qualicorp S.A. (b)	762,900	7,282,606
Tim Participacoes S.A. (ADR)	195,308	5,124,882
Tractebel Energia S.A.	364,400	5,554,541
Vale S.A. (ADR) (a)	1,919,880	29,278,170

		284,417,707

Chile—0.2%
Aguas Andinas S.A. - Class A	6,149,248	3,979,245

China—8.4%
51job, Inc. (ADR) (a) (b)	128,630	10,020,277
Anhui Conch Cement Co., Ltd. - Class H (a)	5,684,000	21,233,666
China Construction Bank Corp. - Class H	39,980,060	30,360,979
China Pacific Insurance Group Co., Ltd. - Class H	6,152,000	24,387,109
China Shenhua Energy Co., Ltd. - Class H	8,503,000	27,037,350
Guangzhou Automobile Group Co., Ltd. - Class H (a)	19,512,000	21,531,082
Wumart Stores, Inc. - Class H (a)	6,217,000	10,174,275

		144,744,738

Czech Republic—1.0%
Komercni Banka A/S	75,866	16,935,987

Greece—0.6%
Diana Shipping, Inc. (b)	771,200	10,249,248

Hong Kong—10.5%
Ajisen China Holdings, Ltd.	10,029,000	10,407,920
Belle International Holdings, Ltd. (a)	13,175,000	15,328,542
China Mobile, Ltd.	924,500	9,605,638
China Unicom Hong Kong, Ltd. (a)	19,222,000	28,805,412
Dairy Farm International Holdings, Ltd. (a)	984,900	9,369,976
First Pacific Co., Ltd.	11,696,650	13,366,171
Hang Lung Properties, Ltd.	5,342,000	17,040,246
Li & Fung, Ltd. (a)	18,510,000	23,966,897
Shangri-La Asia, Ltd.	7,288,000	14,246,242
Sinotruk Hong Kong, Ltd.	9,096,500	5,123,453
Stella International Holdings, Ltd.	8,561,000	21,830,388
VTech Holdings, Ltd.	869,100	11,294,182

		180,385,067

India—7.6%
CESC, Ltd.	1,657,574	12,512,792
Dabur India, Ltd.	7,452,388	20,587,589
Exide Industries, Ltd.	6,643,612	13,257,931
Housing Development Finance Corp., Ltd.	3,131,729	40,682,946
Reliance Industries, Ltd.	1,761,304	25,520,680
Steel Authority of India, Ltd.	8,844,456	10,383,384
Thermax, Ltd.	629,438	7,154,468

		130,099,790

Indonesia—0.9%
Mitra Adiperkasa Tbk PT	6,730,000	3,041,721
XL Axiata Tbk PT	29,053,000	12,438,698

		15,480,419

Japan—1.5%
GLORY, Ltd.	532,000	13,809,993
Inpex Corp.	887,100	11,374,010

		25,184,003

Malaysia—1.6%
Astro Malaysia Holdings Bhd	20,116,100	18,443,955
Top Glove Corp. Bhd	5,672,600	9,758,630

		28,202,585

Mexico—5.6%
America Movil S.A.B. de C.V. - Series L (ADR) (a)	784,686	18,338,112
Arca Continental S.A.B. de C.V. (a)	840,515	5,246,580
Bolsa Mexicana de Valores S.A.B. de C.V. (a)	2,129,000	4,882,033
Compartamos S.A.B. de C.V.	2,697,540	5,039,099
Concentradora Fibra Danhos S.A. de C.V. (b)	4,308,200	8,282,145
Concentradora Fibra Hotelera Mexicana S.A. de C.V.	3,679,100	5,889,265
Genomma Lab Internacional S.A.B. de C.V. - Class B (a) (b)	2,875,400	8,029,494
Grupo Financiero Banorte S.A.B. de C.V. - Class O	1,284,200	8,983,941
Grupo Mexico S.A.B. de C.V. - Series B (a)	3,373,246	11,137,796
Kimberly-Clark de Mexico S.A.B. de C.V. - Class A	1,855,937	5,277,903

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Mexico—(Continued)
Macquarie Mexico Real Estate Management S.A. de C.V. (b)	4,627,600	$9,204,517
Promotora y Operadora de Infraestructura S.A.B. de C.V. (b)	481,400	5,788,672

		96,099,557

Panama—0.4%
Copa Holdings S.A. - Class A	42,150	6,748,637

Peru—0.4%
Credicorp, Ltd.	52,504	6,968,856

Russia—5.8%
Gazprom OAO (ADR)	1,002,542	8,671,988
Gazprom OAO (GDR)	1,360,094	11,641,386
Magnit OJSC	46,392	13,002,341
Mobile Telesystems OJSC (ADR)	898,290	19,430,013
NovaTek OAO (GDR)	80,259	10,987,457
Sberbank of Russia	9,415,621	28,960,765
TMK OAO (GDR)	532,150	6,274,049

		98,967,999

South Africa—4.9%
Mr. Price Group, Ltd.	594,940	9,289,239
MTN Group, Ltd. (a)	618,361	12,829,921
Naspers, Ltd. - N Shares	451,374	47,195,327
Woolworths Holdings, Ltd.	2,061,304	14,709,551

		84,024,038

South Korea—12.3%
E-Mart Co., Ltd.	80,148	20,316,698
Hana Financial Group, Inc.	582,060	24,239,184
Kia Motors Corp. (a)	880,620	47,100,955
NAVER Corp.	41,764	28,781,994
Samsung Electronics Co., Ltd.	52,982	69,247,223
Seoul Semiconductor Co., Ltd. (a)	291,707	11,189,310
TK Corp. (b)	485,221	10,164,233

		211,039,597

Taiwan—9.8%
Asustek Computer, Inc.	195,000	1,755,837
Cathay Financial Holding Co., Ltd.	11,748,000	19,027,873
Hon Hai Precision Industry Co., Ltd.	12,315,736	33,149,171
MediaTek, Inc.	901,000	13,425,247
Siliconware Precision Industries Co.	25,357,000	30,396,798
Taiwan Semiconductor Manufacturing Co., Ltd.	20,226,842	71,270,036

		169,024,962

Thailand—2.3%
Bangkok Bank PCL	4,968,100	26,911,721
Kasikornbank PCL	1,338,400	6,455,919

Thailand—(Continued)
Minor International PCL (a)	8,906,850	$5,610,827

		38,978,467

Turkey—2.0%
Ford Otomotiv Sanayi A/S	994,986	10,536,070
Turkcell Iletisim Hizmetleri A/S (a) (b)	1,733,555	9,178,641
Turkiye Garanti Bankasi A/S	4,734,031	15,385,198

		35,099,909

United Arab Emirates—0.5%
Lamprell plc (b)	3,990,585	9,275,672

United Kingdom—2.7%
SABMiller plc	410,460	21,137,984
Standard Chartered plc (a)	1,120,206	25,088,033

		46,226,017

United States—2.3%
Cognizant Technology Solutions Corp. - Class A (b)	398,150	40,205,187

Total Common Stocks (Cost $1,654,021,962)		1,700,285,746

Preferred Stock—0.5%

Brazil—0.5%
Usinas Siderurgicas de Minas Gerais S.A. (b) (Cost $6,853,102)	1,326,700	7,991,774

Short-Term Investments—12.1%

Mutual Fund—11.3%
State Street Navigator Securities Lending MET Portfolio (c)	194,909,634	194,909,634

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $14,555,000 on 01/02/14, collateralized by $14,740,000 U.S. Government Agency obligations with rates ranging from 0.000% - 2.500% maturity dates ranging from 06/13/14 - 06/19/14 with value of $14,847,310.	14,555,000	14,555,000

Total Short-Term Investments (Cost $209,464,634)		209,464,634

Total Investments—111.4% (Cost $1,870,339,698) (d)		1,917,742,154
Other assets and liabilities (net)—(11.4)%		(196,985,878)

Net Assets—100.0%		$1,720,756,276

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2013

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $185,293,905 and the collateral received consisted of cash in the amount of $194,909,634. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,887,434,650. The aggregate unrealized appreciation and depreciation of investments were $173,102,042 and $(142,794,538), respectively, resulting in net unrealized appreciation of $30,307,504 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

Ten Largest Industries as of December 31, 2013 (Unaudited)	% of Net Assets
Commercial Banks	12.3
Semiconductors & Semiconductor Equipment	11.4
Oil, Gas & Consumable Fuels	7.1
Metals & Mining	5.0
Automobiles	4.6
Wireless Telecommunication Services	4.3
Media	4.1
Insurance	3.1
Food & Staples Retailing	3.1
Textiles, Apparel & Luxury Goods	2.6

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$17,948,059	$—	$17,948,059
Brazil	100,219,732	184,197,975	—	284,417,707
Chile	—	3,979,245	—	3,979,245
China	10,020,277	134,724,461	—	144,744,738
Czech Republic	—	16,935,987	—	16,935,987
Greece	10,249,248	—	—	10,249,248
Hong Kong	—	180,385,067	—	180,385,067
India	—	130,099,790	—	130,099,790
Indonesia	—	15,480,419	—	15,480,419
Japan	—	25,184,003	—	25,184,003
Malaysia	—	28,202,585	—	28,202,585
Mexico	96,099,557	—	—	96,099,557
Panama	6,748,637	—	—	6,748,637
Peru	6,968,856	—	—	6,968,856
Russia	58,365,848	40,602,151	—	98,967,999
South Africa	—	84,024,038	—	84,024,038
South Korea	—	211,039,597	—	211,039,597
Taiwan	—	169,024,962	—	169,024,962
Thailand	5,610,827	33,367,640	—	38,978,467
Turkey	—	35,099,909	—	35,099,909
United Arab Emirates	—	9,275,672	—	9,275,672
United Kingdom	—	46,226,017	—	46,226,017
United States	40,205,187	—	—	40,205,187
Total Common Stocks	334,488,169	1,365,797,577	—	1,700,285,746
Total Preferred Stock*	—	7,991,774	—	7,991,774
Short-Term Investments
Mutual Fund	194,909,634	—	—	194,909,634
Repurchase Agreement	—	14,555,000	—	14,555,000
Total Short-Term Investments	194,909,634	14,555,000	—	209,464,634
Total Investments	$529,397,803	$1,388,344,351	$—	$1,917,742,154

Collateral for Securities Loaned (Liability)	$—	$(194,909,634)	$—	$(194,909,634)

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 1 to Level 2 in the amount of $4,038,286 were due to the application of a systematic fair valuation model factor.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$1,917,742,154
Cash	453
Cash denominated in foreign currencies (c)	1,624,756
Receivable for:
Investments sold	6,556,704
Fund shares sold	373,231
Dividends	548,415
Prepaid expenses	35,247

Total Assets	1,926,880,960
Liabilities
Collateral for securities loaned	194,909,634
Payables for:
Investments purchased	8,620,526
Fund shares redeemed	178,178
Foreign taxes	550,209
Accrued expenses:
Management fees	1,221,645
Distribution and service fees	135,544
Deferred trustees’ fees	53,884
Other expenses	455,064

Total Liabilities	206,124,684

Net Assets	$1,720,756,276

Net assets consist of:
Paid in surplus	$1,752,200,204
Undistributed net investment income	12,945,352
Accumulated net realized loss	(91,222,509)
Unrealized appreciation on investments and foreign currency transactions (d)	46,833,229

Net Assets	$1,720,756,276

Net Assets
Class A	$1,075,920,692
Class B	644,835,584
Capital Shares Outstanding*
Class A	103,524,522
Class B	62,617,072
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.39
Class B	10.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,870,339,698.
(b)	Includes securities loaned at value of $185,293,905.
(c)	Identified cost of cash denominated in foreign currencies was $1,624,743.
(d)	Includes foreign capital gains tax of $550,209.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$33,435,167
Interest	7,356
Securities lending income	813,976

Total investment income	34,256,499
Expenses
Management fees	13,260,760
Administration fees	36,499
Custodian and accounting fees	1,951,692
Distribution and service fees—Class B	1,580,699
Audit and tax services	49,291
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	108,900
Insurance	9,416
Miscellaneous	54,271

Total expenses	17,105,302
Less management fee waiver	(249,999)

Net expenses	16,855,303

Net Investment Income	17,401,196

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	3,695,730
Futures contracts	(1,530,933)
Foreign currency transactions	(1,291,519)

Net realized gain	873,278

Net change in unrealized depreciation on:
Investments (c)	(74,871,832)
Foreign currency transactions	(20,725)

Net change in unrealized depreciation	(74,892,557)

Net realized and unrealized loss	(74,019,279)

Net Decrease in Net Assets From Operations	$(56,618,083)

(a)	Net of foreign withholding taxes of $3,215,707.
(b)	Net of foreign capital gains tax of $1,064,709.
(c)	Includes change in foreign capital gains tax of $1,555,377.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,401,196	$15,626,649
Net realized gain	873,278	19,819,776
Net change in unrealized appreciation (depreciation)	(74,892,557)	161,796,561

Increase (decrease) in net assets from operations	(56,618,083)	197,242,986

From Distributions to Shareholders
Net investment income
Class A	(12,814,992)	(5,305,959)
Class B	(6,808,230)	(4,543,628)

Total distributions	(19,623,222)	(9,849,587)

Increase in net assets from capital share transactions	577,571,030	14,217,163

Total increase in net assets	501,329,725	201,610,562

Net Assets
Beginning of period	1,219,426,551	1,017,815,989

End of period	$1,720,756,276	$1,219,426,551

Undistributed Net Investment Income
End of period	$12,945,352	$15,011,639

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	52,189,080	$548,218,608	4,997,800	$50,964,051
Reinvestments	1,238,163	12,814,992	504,369	5,305,959
Redemptions	(2,255,649)	(23,672,218)	(3,755,949)	(39,577,246)

Net increase	51,171,594	$537,361,382	1,746,220	$16,692,764

Class B
Sales	11,637,181	$119,528,234	8,331,678	$83,982,582
Reinvestments	662,924	6,808,230	434,797	4,543,628
Redemptions	(8,283,539)	(86,126,816)	(8,861,268)	(91,001,811)

Net increase (decrease)	4,016,566	$40,209,648	(94,793)	$(2,475,601)

Increase derived from capital shares transactions		$577,571,030		$14,217,163

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.04	$9.36	$11.65	$9.50	$5.75

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.15	0.16	0.12	0.10
Net realized and unrealized gain (loss) on investments	(0.64)	1.63	(2.28)	2.15	3.79

Total from investment operations	(0.51)	1.78	(2.12)	2.27	3.89

Less Distributions
Distributions from net investment income	(0.14)	(0.10)	(0.17)	(0.12)	(0.14)

Total distributions	(0.14)	(0.10)	(0.17)	(0.12)	(0.14)

Net Asset Value, End of Period	$10.39	$11.04	$9.36	$11.65	$9.50

Total Return (%) (b)	(4.61)	19.10	(18.42)	24.00	69.17

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.07	1.09	1.12	1.17
Net ratio of expenses to average net assets (%) (c)	1.01	1.07	1.09	1.12	1.17
Ratio of net investment income to average net assets (%)	1.28	1.50	1.50	1.19	1.39
Portfolio turnover rate (%)	33	29	40	35	92
Net assets, end of period (in millions)	$1,075.9	$578.1	$473.5	$596.0	$419.7

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.94	$9.27	$11.56	$9.44	$5.71

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.13	0.14	0.09	0.07
Net realized and unrealized gain (loss) on investments	(0.62)	1.62	(2.28)	2.13	3.79

Total from investment operations	(0.52)	1.75	(2.14)	2.22	3.86

Less Distributions
Distributions from net investment income	(0.12)	(0.08)	(0.15)	(0.10)	(0.13)

Total distributions	(0.12)	(0.08)	(0.15)	(0.10)	(0.13)

Net Asset Value, End of Period	$10.30	$10.94	$9.27	$11.56	$9.44

Total Return (%) (b)	(4.80)	18.90	(18.70)	23.65	68.95

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.27	1.32	1.34	1.37	1.42
Net ratio of expenses to average net assets (%) (c)	1.26	1.32	1.34	1.37	1.42
Ratio of net investment income to average net assets (%)	0.95	1.25	1.30	0.90	0.94
Portfolio turnover rate (%)	33	29	40	35	92
Net assets, end of period (in millions)	$644.8	$641.3	$544.3	$576.5	$340.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to currency futures margin reclass, foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $14,555,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MIST-14

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 16, 2013 through April 23, 2013, the Portfolio had bought and sold $374,236,218 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized losses in the amount of $1,530,933 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MIST-15

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,054,601,613	$0	$493,529,339

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $3,068,894 in purchases and $3,278,630 in sales of investments, which are included above.

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $23,022,132 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$13,260,760	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	$500 million to $1 billion

An identical agreement was in place for the period January 1, 2013 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

MIST-16

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$19,623,222	$9,849,587	$—	$—	$19,623,222	$9,849,587

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$17,042,496	$—	$29,752,626	$(78,185,166)	$(31,390,044)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $319,702.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $78,185,166.

MIST-17

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Emerging Markets Equity Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Emerging Markets Equity Portfolio, one of the portfolios constituting Met Investors Series Trust. (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Emerging Markets Equity Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MFS Emerging Markets Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-21

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MFS Emerging Markets Equity Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the MSCI Emerging Markets Index, for the one-, three- and five-year periods ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also

MIST-22

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the MFS Emerging Markets Equity Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective January 1, 2013.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MFS Emerging Markets Equity Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-23

Met Investors Series Trust

MFS Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-24

Met Investors Series Trust

MFS Research International Portfolio

Managed By Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the MFS Research International Portfolio returned 19.58%, 19.26%, and 19.36%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI AC World (ex-U.S.) Index2, returned 22.78% and 15.29%, respectively.

MARKET ENVIRONMENT / CONDITIONS

At the beginning of the period, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with concerns surrounding the Italian election results, was a source of uncertainty which lingered throughout the first half of the period.

The more dominant features of the first few months of 2013 included a marked improvement in market sentiment as global macroeconomic indicators improved, monetary easing by the Bank of Japan accelerated and fears of fiscal austerity in the U.S. waned. In the middle of the period, concerns that the U.S. Federal Reserve (“Fed”) would begin tapering its quantitative easing (“QE”) program caused sovereign bond yields to spike, credit spreads to widen, and equity valuations to fall. Equities subsequently outperformed fixed income in response to the improved economic fundamentals.

Toward the end of the period, the Fed’s decision to postpone QE tapering surprised markets. Favorable market reactions were tempered, however, by tense negotiations over U.S. fiscal policy which resulted in a 16-day partial shutdown of the federal government and a short-term extension in the debt ceiling. The volatility was short-lived, however, as an extension of budget and debt ceiling deadlines allowed the government to re-open, and subsequent economic data reflected moderate but resilient U.S. growth. Also well-received was the decision by the European Central Bank to cut its policy rate as inflation pressures waned in the region. In addition, equity investors appeared to have concluded that there would be no major change in U.S. monetary policy as a result of the nomination of Janet Yellen as the new Fed Chair for a term beginning in early 2014.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Stock selection in the Financials sector detracted from performance relative to MSCI EAFE Index. Within this sector, holdings of poor-performing banking services company Kasikornbank (Thailand) and diversified bank HDFC Bank (India) held back relative results. Security selection in both the Industrials and Consumer Discretionary sectors also hurt relative returns. Within the Industrials sector, holdings of mining equipment manufacturer Joy Global weighed on relative results. In Consumer Discretionary, an overweight position in global sourcing and supply chain management company Li & Fung (Hong Kong) hampered relative returns. Elsewhere, not owning Japanese technology investment firm SoftBank hurt relative results. Overweight positions in Australian mining companies, Iluka Resources and Rio Tinto, and wine and alcoholic beverage producer Pernod Ricard (France), also hampered relative performance. Holdings of Brazilian integrated utility company Energias do Brasil were also among the top relative detractors. The Portfolio’s cash and/or cash equivalent position during the period was another detractor from relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and provide liquidity. In a period when equity markets rose, as measured by the Portfolio’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

During the reporting period, the Portfolio’s relative currency exposure, resulting primarily from differences between the Portfolio’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, held back relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our Portfolios to have different currency exposure than the benchmark.

An underweight position and, to a lesser extent, stock selection in the Materials sector supported relative performance. Within this sector, not holding shares of mining giant BHP Billiton (Australia) boosted relative results as the stock lagged the benchmark during the period. Stock selection in the Health Care sector also supported relative performance. However, there were no individual securities within this sector that were among the Portfolio’s top relative contributors. Elsewhere, the Portfolio’s overweight positions in telecommunications company KDDI (Japan), casino resorts operator China Sands (Hong Kong), automobile parts manufacturer Denso (Japan), investment firm KBC Groep (Belgium), hotel and coffee shop operator Whitbread (United Kingdom), banking and financial services firm Sumitomo Mitsui Financial (Japan), advertising and marketing services provider Publicis Groupe (France), internet search services provider Yahoo! Japan (Japan), and financial services firm ING Groep (Netherlands) benefited relative performance.

In Capital Goods although we’ve maintained our defensive bias, at the margin we’ve added to some of our cyclical names during the period. An example of this would be in emerging markets, where we slightly increased our exposure to both autos and metals. We continue to believe that emerging markets and more specifically China will be a key driver for many of the industries within the Capital Goods sector. Although when we look at normalized prices, with the partial exception of iron ore, we believe the commodity price collapse is probably played out. If we do witness a capex cycle during 2014 we believe the key theme would be automation and we’re probably well placed if that’s the case.

In Consumer Cyclicals, our concerns over the deteriorating macro situation in some of the peripheral European countries has dissipated. We’ve become more constructive towards all of Europe and as a

MIST-1

Met Investors Series Trust

MFS Research International Portfolio

Managed By Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

result we’ve switched our specialty retailer exposure from Swedish H&M to Spanish based Inditex. Longer term we believe Inditex offers superior brands and a better business model with similar valuation to H&M. We’ve also pulled back on our emerging market exposure selling out Arcos Dorados, the McDonalds franchise in Latin America, however, this is very company specific and does not reflect our overall thoughts on the region. We’re actually revisiting other names in emerging markets given the volatility witnessed for the better part of 2013. In Consumer Staples we continue to favor well balanced businesses with long pathways to growth, and pricing power. Strength in the emerging markets is important to the staples names especially the European ones as they’ve been one of the more important reasons for the rerating in many of the names in the region. Approximately 45-50% of the sales for many of the European staple companies come from emerging markets and in some cases it’s almost all of their growth. We added to two of our European names on weakness during the period, Nestle and Pernod. We’ve been looking to add to direct emerging market exposure, however, valuations for the higher quality names remains expensive and we’ve not seen them de-rate.

Brent oil prices have remained resilient over most of 2013, and have seen little volatility during the period. In a year where oil prices have been high, we might have hoped for a benign period for the non-U.S. Energy sector. This has failed to materialize as companies have struggled to monetize high oil prices due to rising costs, project delays, and currency fluctuations, all of which have resulted in falling industry returns. The impact of the shale revolution in the U.S. has also been felt by non-U.S. Energy companies as gasoline exports have disrupted global refining margins and moves to establish U.S. Liquid Natural Gas export terminals have slowed the process of sanctioning non-U.S. gas projects. The increase in U.S. supply has also caused companies to defer offshore oil and gas project sanctioning. This last point has been key to the poor performance of non-U.S. Oilfield Services in 2013, with most companies in the sub-sector lowering guidance for 2014/5 due to lower activity levels.

We believe the starting point for investing in Telecoms is good regulation, it shapes the investment universe and competitive positioning, allowing us to identify where we believe we have valuation opportunities. Our largest holding in the Portfolio fits that description. We believe Japan is the best large market from a regulatory standpoint and our overweight Japanese position, KDDI is inexpensive with upside potential. In Europe we continued to add to Vodafone because the underlying businesses are cheap once we subtract out the U.S. operation.

The Research International strategy is a sector-neutral Portfolio that emphasizes bottom-up fundamental analysis. The focus is on high quality companies whose growth rates and fundamentals are not properly reflected in their valuation. Our sector-neutral approach relies on stock picking to drive alpha, therefore regional and industry allocation is strictly a by-product of where our analysts are finding attractive investment opportunities. That said, on a regional basis, market valuations and opportunity have combined to slightly decrease our investment for the period in distinct sectors in Asia Pacific ex-Japan, Emerging Markets, and Japan. Conversely we’ve increased exposure in the fund to Europe ex-U.K, North America, and the United Kingdom.

Jose Luis Garcia

Thomas Melendez

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	19.58	13.04	7.94
Class B	19.26	12.74	7.68
Class E	19.36	12.87	7.79
MSCI EAFE Index	22.78	12.44	6.91
MSCI AC World (ex-U.S.) Index	15.29	12.81	7.57

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Royal Dutch Shell plc - A Shares	3.2
Nestle S.A.	2.7
HSBC Holdings plc	2.6
Novartis AG	2.3
Rio Tinto plc	2.3
Roche Holding AG	2.2
Sumitomo Mitsui Financial Group, Inc.	2.0
KDDI Corp.	1.9
GlaxoSmithKline plc	1.9
Honda Motor Co., Ltd.	1.9

Top Countries

% of Market Value of Total Investments
Japan	20.5
United Kingdom	18.0
Switzerland	11.8
France	10.5
Germany	6.5
Hong Kong	5.3
Netherlands	4.0
United States	3.4
Australia	3.1
Brazil	2.9

MIST-3

Met Investors Series Trust

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.70%	$1,000.00	$1,154.80	$3.80
	Hypothetical*	0.70%	$1,000.00	$1,021.68	$3.57

Class B(a)	Actual	0.95%	$1,000.00	$1,153.10	$5.16
	Hypothetical*	0.95%	$1,000.00	$1,020.42	$4.84

Class E(a)	Actual	0.85%	$1,000.00	$1,153.30	$4.61
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Argentina—0.7%
Arcos Dorados Holdings, Inc. - Class A (a)	1,408,234	$17,067,796

Australia—3.2%
Computershare, Ltd.	947,714	9,651,814
Iluka Resources, Ltd. (a)	2,262,235	17,438,374
Oil Search, Ltd.	1,175,419	8,515,243
Westpac Banking Corp.	1,565,036	45,450,298

		81,055,729

Austria—1.1%
Erste Group Bank AG	838,257	29,325,965

Belgium—1.5%
KBC Groep NV (a)	680,187	38,711,495

Brazil—2.9%
EDP—Energias do Brasil S.A.	2,360,300	11,358,662
Gerdau S.A. (ADR)	1,641,260	12,867,478
Itau Unibanco Holding S.A. (ADR)	450,010	6,106,636
M Dias Branco S.A.	310,300	13,151,893
Odontoprev S.A.	1,498,100	6,240,122
Petroleo Brasileiro S.A. (ADR)	1,270,160	17,502,805
Telefonica Brasil S.A. (ADR)	412,620	7,930,556

		75,158,152

Canada—0.4%
Cenovus Energy, Inc.	367,188	10,508,369

China—0.2%
Wumart Stores, Inc. - Class H	2,692,000	4,405,525

Denmark—0.4%
TDC A/S	1,179,312	11,441,582

France—10.5%
BNP Paribas S.A.	549,890	43,057,869
Danone S.A.	567,329	40,927,510
Dassault Systemes S.A.	98,993	12,300,348
GDF Suez	910,839	21,493,839
Legrand S.A.	154,283	8,507,938
LVMH Moet Hennessy Louis Vuitton S.A.	144,084	26,376,153
Pernod-Ricard S.A.	285,275	32,572,418
Publicis Groupe S.A.	285,053	26,167,234
Schneider Electric S.A.	523,254	45,926,710
Technip S.A.	124,960	12,036,063

		269,366,082

Germany—6.5%
Bayer AG	291,964	40,960,612
Deutsche Wohnen AG (b)	496,027	9,208,780
Infineon Technologies AG	1,412,312	15,081,526
Linde AG	206,114	43,167,936
Siemens AG	345,328	47,183,510
Symrise AG	253,171	11,669,347

		167,271,711

Hong Kong—5.4%
AIA Group, Ltd.	7,363,000	$37,119,337
China Resources Gas Group, Ltd. (a)	3,188,000	11,043,168
China Unicom Hong Kong, Ltd.	9,674,850	14,498,390
Hutchison Whampoa, Ltd.	1,756,000	24,009,812
Li & Fung, Ltd. (a)	20,609,540	26,685,398
Sands China, Ltd.	2,928,407	24,064,643

		137,420,748

India—0.9%
HDFC Bank, Ltd. (ADR)	347,073	11,953,194
Reliance Industries, Ltd.	747,838	10,835,912

		22,789,106

Ireland—0.6%
Experian plc	847,127	15,634,753
Paddy Power plc	1,920	164,098

		15,798,851

Israel—0.2%
Bezeq The Israeli Telecommunication Corp., Ltd.	2,519,799	4,270,906

Italy—1.5%
Snam S.p.A.	2,576,330	14,441,218
Telecom Italia S.p.A. - Risparmio Shares	10,614,717	8,335,607
UniCredit S.p.A.	2,253,353	16,779,140

		39,555,965

Japan—20.5%
AEON Financial Service Co., Ltd. (a)	418,900	11,255,377
Canon, Inc. (a)	208,400	6,633,459
Chugoku Marine Paints, Ltd.	570,941	3,029,190
Denso Corp.	843,800	44,614,226
GLORY, Ltd.	539,400	14,002,087
Honda Motor Co., Ltd.	1,155,600	47,660,189
Inpex Corp.	1,060,100	13,592,141
Japan Tobacco, Inc.	893,500	29,071,889
JGC Corp.	694,000	27,258,431
JSR Corp.	320,900	6,222,327
KDDI Corp.	808,324	49,853,030
Kobayashi Pharmaceutical Co., Ltd. (a)	108,200	6,042,711
Mitsubishi Corp.	727,897	13,970,379
Mitsubishi Estate Co., Ltd.	1,068,000	32,004,568
Mitsubishi UFJ Financial Group, Inc.	4,096,300	27,084,975
Nippon Television Network Corp.	838,570	15,154,503
Nomura Research Institute, Ltd.	385,100	12,144,515
Santen Pharmaceutical Co., Ltd.	566,700	26,450,091
Sony Financial Holdings, Inc.	561,600	10,230,588
Sumitomo Mitsui Financial Group, Inc.	982,500	50,737,793
Sundrug Co., Ltd.	305,000	13,649,158
Tokyo Gas Co., Ltd.	3,560,000	17,541,980
Yahoo Japan Corp.	3,472,000	19,339,537
Yamato Holdings Co., Ltd.	1,497,700	30,320,221

		527,863,365

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—4.0%
Akzo Nobel NV	552,366	$42,857,130
Delta Lloyd NV	448,890	11,167,741
Heineken NV	209,335	14,174,624
ING Groep NV (b)	2,407,583	33,666,811

		101,866,306

Portugal—0.2%
Galp Energia SGPS S.A.	354,318	5,817,441

Russia—0.3%
Sberbank of Russia (ADR)	5,297	66,583
Sberbank of Russia (London Exchange) (ADR)	579,765	7,321,968

		7,388,551

Singapore—0.7%
DBS Group Holdings, Ltd.	1,335,000	18,145,179

South Korea—0.7%
Kia Motors Corp. (a)	321,940	17,219,324

Spain—0.6%
Inditex S.A.	92,199	15,256,168

Sweden—2.3%
Atlas Copco AB - A Shares (a)	1,241,349	34,621,385
Tele2 AB - B Shares	136,654	1,550,242
Telefonaktiebolaget LM Ericsson - B Shares	1,884,168	23,072,910

		59,244,537

Switzerland—11.8%
Julius Baer Group, Ltd. (b)	440,526	21,241,935
Nestle S.A.	954,714	70,083,594
Novartis AG	733,087	58,669,290
Roche Holding AG	203,279	56,982,552
Schindler Holding AG	184,126	27,173,178
Sonova Holding AG (b)	107,462	14,486,506
UBS AG (b)	2,155,661	41,066,032
Zurich Insurance Group AG (b)	46,902	13,638,978

		303,342,065

Taiwan—1.3%
MediaTek, Inc.	1,301,000	19,385,402
Taiwan Semiconductor Manufacturing Co., Ltd.	4,307,753	15,178,529

		34,563,931

Thailand—0.4%
Kasikornbank PCL (NVDR)	2,049,400	9,729,621

United Kingdom—18.0%
BG Group plc	1,252,911	27,000,554
BT Group plc	1,777,007	11,188,691
Cairn Energy plc (b)	1,188,421	5,313,553
Compass Group plc	1,066,361	17,097,847

Security Description	Shares/ Principal Amount*	Value

United Kingdom—(Continued)
GlaxoSmithKline plc	1,856,187	$49,507,567
Hiscox, Ltd.	1,132,233	13,040,058
HSBC Holdings plc	6,180,717	67,789,441
Reckitt Benckiser Group plc	308,628	24,571,936
Rio Tinto plc	1,031,808	58,224,429
Royal Bank of Scotland Group plc (b)	4,105,722	23,113,520
Royal Dutch Shell plc - A Shares	2,302,956	82,709,124
Standard Chartered plc	715,630	16,124,445
Vodafone Group plc	10,427,967	40,993,131
Whitbread plc	425,462	26,444,006

		463,118,302

United States—2.5%
Autoliv, Inc. (a)	244,251	22,422,241
Cognizant Technology Solutions Corp. - Class A (b)	213,717	21,581,142
Joy Global, Inc. (a)	342,865	20,054,174

		64,057,557

Total Common Stocks (Cost $2,052,261,768)		2,551,760,329

Short-Term Investments—5.5%

Mutual Fund—4.6%
State Street Navigator Securities Lending MET Portfolio (c)	117,699,099	117,699,099

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $23,038,000 on 01/02/14, collateralized by $22,675,000 U.S. Government Agency obligations with rates ranging from of 0.520%-2.000%, maturity dates ranging from 04/30/16 - 05/20/16, with a value of $23,500,191.	23,038,000	23,038,000

Total Short-Term Investments (Cost $140,737,099)		140,737,099

Total Investments—104.8% (Cost $2,192,998,867)(d)		2,692,497,428
Other assets and liabilities (net)—(4.8)%		(122,934,702)

Net Assets—100.0%		$2,569,562,726

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $113,298,615 and the collateral received consisted of cash in the amount of $117,699,099. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2013

(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $2,237,722,731. The aggregate unrealized appreciation and depreciation of investments were $515,533,357 and $(60,758,660), respectively, resulting in net unrealized appreciation of $454,774,697 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(NVDR)—	Non-Voting Depository Receipts

Ten Largest Industries as of December 31, 2013 (Unaudited)	% of Net Assets
Commercial Banks	16.0
Pharmaceuticals	9.1
Oil, Gas & Consumable Fuels	7.1
Food Products	4.8
Chemicals	4.2
Machinery	3.7
Wireless Telecommunication Services	3.6
Metals & Mining	3.4
Insurance	3.3
Hotels, Restaurants & Leisure	3.3

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

MFS Research International Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$17,067,796	$—	$—	$17,067,796
Australia	—	81,055,729	—	81,055,729
Austria	—	29,325,965	—	29,325,965
Belgium	—	38,711,495	—	38,711,495
Brazil	44,407,475	30,750,677	—	75,158,152
Canada	10,508,369	—	—	10,508,369
China	—	4,405,525	—	4,405,525
Denmark	—	11,441,582	—	11,441,582
France	—	269,366,082	—	269,366,082
Germany	9,208,780	158,062,931	—	167,271,711
Hong Kong	—	137,420,748	—	137,420,748
India	11,953,194	10,835,912	—	22,789,106
Ireland	—	15,798,851	—	15,798,851
Israel	—	4,270,906	—	4,270,906
Italy	—	39,555,965	—	39,555,965
Japan	—	527,863,365	—	527,863,365
Netherlands	—	101,866,306	—	101,866,306
Portugal	—	5,817,441	—	5,817,441
Russia	66,583	7,321,968	—	7,388,551
Singapore	—	18,145,179	—	18,145,179
South Korea	—	17,219,324	—	17,219,324
Spain	—	15,256,168	—	15,256,168
Sweden	—	59,244,537	—	59,244,537
Switzerland	—	303,342,065	—	303,342,065
Taiwan	—	34,563,931	—	34,563,931
Thailand	—	9,729,621	—	9,729,621
United Kingdom	—	463,118,302	—	463,118,302
United States	64,057,557	—	—	64,057,557
Total Common Stocks	157,269,754	2,394,490,575	—	2,551,760,329
Short-Term Investments
Mutual Fund	117,699,099	—	—	117,699,099
Repurchase Agreement	—	23,038,000	—	23,038,000
Total Short-Term Investments	117,699,099	23,038,000	—	140,737,099
Total Investments	$274,968,853	$2,417,528,575	$—	$2,692,497,428

Collateral for securities loaned (Liability)	$—	$(117,699,099)	$—	$(117,699,099)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

MFS Research International Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$2,692,497,428
Cash	900
Cash denominated in foreign currencies (c)	3,373,927
Receivable for:
Investments sold	3,034,474
Fund shares sold	291,237
Dividends	3,794,377
Prepaid expenses	7,591

Total Assets	2,702,999,934
Liabilities
Collateral for securities loaned	117,699,099
Payables for:
Investments purchased	13,163,251
Fund shares redeemed	663,466
Accrued Expenses:
Management fees	1,318,358
Distribution and service fees	172,329
Deferred trustees’ fees	53,884
Other expenses	366,821

Total Liabilities	133,437,208

Net Assets	$2,569,562,726

Net Assets Consist of:
Paid in surplus	$2,399,125,098
Undistributed net investment income	50,117,760
Accumulated net realized loss	(379,286,546)
Unrealized appreciation on investments and foreign currency transactions	499,606,414

Net Assets	$2,569,562,726

Net Assets
Class A	$1,733,334,963
Class B	824,626,844
Class E	11,600,919
Capital Shares Outstanding*
Class A	144,352,390
Class B	69,307,576
Class E	970,241
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.01
Class B	11.90
Class E	11.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,192,998,867.
(b)	Includes securities loaned at value of $113,298,615.
(c)	Identified cost of cash denominated in foreign currencies was $3,360,813.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$67,009,134
Interest	601
Securities lending income	2,588,957

Total investment income	69,598,692
Expenses
Management fees	17,192,070
Administration fees	60,833
Custodian and accounting fees	1,266,163
Distribution and service fees—Class B	1,986,205
Distribution and service fees—Class E	17,225
Audit and tax services	49,292
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	218,421
Insurance	14,995
Miscellaneous	41,230

Total expenses	20,900,208
Less management fee waiver	(1,385,397)

Net expenses	19,514,811

Net Investment Income	50,083,881

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments (b)	192,316,454
Futures contracts	(4,052,859)
Foreign currency transactions	(1,115,118)

Net realized gain	187,148,477

Net change in unrealized appreciation on:
Investments (c)	212,319,075
Foreign currency transactions	119,849

Net change in unrealized appreciation	212,438,924

Net realized and unrealized gain	399,587,401

Net Increase in Net Assets from Operations	$449,671,282

(a)	Net of foreign withholding taxes of $6,051,022.
(b)	Net of foreign capital gains tax of $387,433.
(c)	Includes change in foreign capital gains tax of $619,907.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

MFS Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$50,083,881	$64,370,001
Net realized gain (loss)	187,148,477	(9,030,206)
Net change in unrealized appreciation	212,438,924	355,138,650

Increase in net assets from operations	449,671,282	410,478,445

From Distributions to Shareholders
Net investment income
Class A	(44,608,151)	(42,745,331)
Class B	(20,387,657)	(14,235,363)
Class E	(305,107)	(241,003)

Total distributions	(65,300,915)	(57,221,697)

Decrease in net assets from capital share transactions	(401,376,154)	(304,049,306)

Total increase (decrease) in net assets	(17,005,787)	49,207,442

Net Assets
Beginning of period	2,586,568,513	2,537,361,071

End of period	$2,569,562,726	$2,586,568,513

Undistributed net investment income
End of period	$50,117,760	$61,895,500

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	12,376,143	$134,933,713	20,332,156	$193,072,967
Reinvestments	4,301,654	44,608,151	4,485,344	42,745,331
Redemptions	(46,440,369)	(509,482,802)	(50,578,495)	(488,223,696)

Net decrease	(29,762,572)	$(329,940,938)	(25,760,995)	$(252,405,398)

Class B
Sales	4,666,911	$50,934,808	5,866,692	$54,803,540
Reinvestments	1,981,308	20,387,657	1,504,795	14,235,363
Redemptions	(12,899,858)	(141,028,101)	(12,348,402)	(118,308,155)

Net decrease	(6,251,639)	$(69,705,636)	(4,976,915)	$(49,269,252)

Class E
Sales	30,536	$339,355	30,304	$282,170
Reinvestments	29,507	305,107	25,369	241,003
Redemptions	(217,118)	(2,374,042)	(301,787)	(2,897,829)

Net decrease	(157,075)	$(1,729,580)	(246,114)	$(2,374,656)

Decrease derived from capital shares transactions		$(401,376,154)		$(304,049,306)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.34	$9.03	$10.28	$9.38	$7.41
Income (Loss) from Investment Operations
Net investment income(a)	0.23	0.25	0.22	0.18	0.17
Net realized and unrealized gain (loss) on investments	1.75	1.27	(1.26)	0.90	2.07

Total from investment operations	1.98	1.52	(1.04)	1.08	2.24

Less Distributions
Distributions from net investment income	(0.31)	(0.21)	(0.21)	(0.18)	(0.27)

Total distributions	(0.31)	(0.21)	(0.21)	(0.18)	(0.27)

Net Asset Value, End of Period	$12.01	$10.34	$9.03	$10.28	$9.38

Total Return (%)(b)	19.58	16.97	(10.44)	11.65	31.93

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.75	0.77	0.78	0.81
Net ratio of expenses to average net assets (%)(c)	0.70	0.70	0.73	0.75	0.80
Ratio of net investment income to average net assets (%)	2.08	2.59	2.24	1.91	2.20
Portfolio turnover rate (%)	34	36	39	50	72
Net assets, end of period (in millions)	$1,733.3	$1,800.5	$1,804.3	$1,707.5	$1,049.1

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.25	$8.95	$10.20	$9.31	$7.35
Income (Loss) from Investment Operations
Net investment income(a)	0.20	0.22	0.20	0.15	0.15
Net realized and unrealized gain (loss) on investments	1.73	1.26	(1.26)	0.90	2.06

Total from investment operations	1.93	1.48	(1.06)	1.05	2.21

Less Distributions
Distributions from net investment income	(0.28)	(0.18)	(0.19)	(0.16)	(0.25)

Total distributions	(0.28)	(0.18)	(0.19)	(0.16)	(0.25)

Net Asset Value, End of Period	$11.90	$10.25	$8.95	$10.20	$9.31

Total Return (%)(b)	19.26	16.71	(10.71)	11.40	31.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	1.00	1.02	1.03	1.06
Net ratio of expenses to average net assets (%)(c)	0.95	0.95	0.98	1.00	1.05
Ratio of net investment income to average net assets (%)	1.81	2.29	2.02	1.65	1.93
Portfolio turnover rate (%)	34	36	39	50	72
Net assets, end of period (in millions)	$824.6	$774.5	$720.7	$775.8	$712.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.30	$8.99	$10.24	$9.34	$7.37

Income (Loss) from Investment Operations
Net investment income(a)	0.21	0.23	0.21	0.16	0.16
Net realized and unrealized gain (loss) on investments	1.74	1.27	(1.27)	0.90	2.06

Total from investment operations	1.95	1.50	(1.06)	1.06	2.22

Less Distributions
Distributions from net investment income	(0.29)	(0.19)	(0.19)	(0.16)	(0.25)

Total distributions	(0.29)	(0.19)	(0.19)	(0.16)	(0.25)

Net Asset Value, End of Period	$11.96	$10.30	$8.99	$10.24	$9.34

Total Return (%)(b)	19.36	16.83	(10.62)	11.54	31.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.90	0.92	0.93	0.96
Net ratio of expenses to average net assets (%)(c)	0.85	0.85	0.88	0.90	0.95
Ratio of net investment income to average net assets (%)	1.92	2.42	2.14	1.79	2.07
Portfolio turnover rate (%)	34	36	39	50	72
Net assets, end of period (in millions)	$11.6	$11.6	$12.3	$17.4	$19.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-14

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, foreign capital gain tax and passive foreign investment companies (PFICs). These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $23,038,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MIST-15

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 12, 2013 through April 16, 2013, the Portfolio had bought and sold $247,855,377 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized losses in the amount of $4,052,859 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MIST-16

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$849,078,890	$0	$1,286,562,767

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Co. that amounted to $262,763 in purchases and $8,543,068 in sales of investments, which are included above.

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $64,141,622 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$17,192,070	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period December 1, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $500 million
0.050%	$500 million to $1 billion
0.100%	Over $1.5 billion

MIST-17

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Prior to December 1, 2013, the Adviser had agreed, for the period April 29, 2013 to November 30, 2013, to reduce its advisory fees for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $500 million
0.100%	Over $1.5 billion

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$65,300,915	$57,221,697	$—	$—	$65,300,915	$57,221,697

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$58,933,554	$—	$454,871,604	$(343,313,647)	$170,491,511

MIST-18

Met Investors Series Trust

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards $170,238,142.

As of December 31, 2013, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total
$151,249,713	$169,884,123	$22,179,811	$343,313,647

MIST-19

Met Investors Series Trust

MFS Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS Research International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research International Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-21

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the MFS Research International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-23

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the MFS Research International Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board noted that the Portfolio underperformed its benchmark, the MSCI EAFE Index for the one-year period ended October 31, 2013 and outperformed this benchmark for the three- and five-year periods ended October 31, 2013. The Board further noted that the Portfolio outperformed its other benchmark, the MSCI AC World (ex.-U.S.) Index for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as

MIST-24

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the MFS Research International Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe and equal to the average of the Sub-advised Expense Group at the Portfolio’s current size. In addition, the Board noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective December 1, 2013. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the MFS Research International Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-25

Met Investors Series Trust

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-26

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 39.30%, 39.02%, and 39.06%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 35.74%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks turned in a strong performance for the year ended December 31, 2013. As in 2012, the expectation that accommodative monetary policy by the U.S. Federal Reserve (the “Fed”) would continue for some time helped drive the prices of risky assets including stocks higher in 2013. However, as the U.S. economy began to look stronger, the Fed started signaling its intention to reduce the pace of its asset purchase program (known as quantitative easing or “QE”) if economic data warranted. Uncertainty as to the timing and magnitude of this tapering led to volatility across the capital markets. When the Fed unexpectedly left its QE program intact after its September meeting, stocks rallied strongly. The market’s advance paused in October, disrupted by a partial government shutdown and political gridlock over whether to raise the debt ceiling, but resumed in the final months of the period on expectations, and later confirmation by the Fed, that QE tapering would begin in 2014.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell Midcap Growth Index for the 12-month period. Stock selection in the Information Technology sector provided nearly all of the gains relative to the Index. Six of the top 10 contributors to the overall Portfolio’s outperformance were Information Technology stocks: Yandex (Russia), LinkedIn, Groupon, Qihoo 360 Technology (China), Gartner, and Twitter. Yandex, Qihoo 360 Technology, and Twitter are not represented in the Index. Stock selection in Financials had a modestly positive impact, led by a holding in MSCI. A zero weight in Telecommunication Services also benefited relative performance.

Stock selection in Industrials and Consumer Staples detracted from relative performance. Although the Portfolio’s holdings in these sectors performed well, less exposure to industries with strong performance, such as Capital Goods, Transportation, Food and Staples Retailing, and Household and Personal Products, dampened relative returns. An underweight to the Consumer Discretionary sector also hurt relative performance, although it was slightly offset by relative gains from stock selection.

At the security level, one of the few changes made to the Portfolio was the addition of Panera Bread in April. Panera owns, operates, and franchises retail bakery-cafes in the U.S. and Canada. We believe the company is uniquely positioned due to its focus on serving fresh, high-quality food centered on its artisan bread platform, which is delivered fresh from multiple national fresh dough facilities. We think the company has scale, reputation, and quality; competitive advantages that can be leveraged to introduce new daytime menu items such as pasta, which could over time improve the company’s already strong unit-level economics and overall returns on invested capital. Panera was added to the Portfolio based on our assessment of the quality of the company as characterized by the nature and sustainability of its competitive advantages, as well as its end game potential and attractive free cash flow yield.

At the end of the period, the Portfolio’s largest sector weights were Information Technology, Consumer Discretionary, and Health Care. The smallest sectors in the Portfolio were Materials and Energy.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead Nash

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	39.30	24.38	9.69	—
Class B	39.02	24.05	9.43	—
Class E	39.06	—	—	15.63
Russell Midcap Growth Index	35.74	23.37	9.77	—

1 The Russell MidCap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception of the Class A shares is 5/1/2001. Inception of the Class B shares is 2/12/2001. Inception of the Class E shares is 4/27/2010.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Illumina, Inc.	4.9
Solera Holdings, Inc.	3.5
Motorola Solutions, Inc.	3.2
athenahealth, Inc.	3.0
Edenred	2.9
Yandex NV - Class A	2.9
Mead Johnson Nutrition Co.	2.9
Intuitive Surgical, Inc.	2.8
Gartner, Inc.	2.8
MSCI, Inc.	2.6

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	34.7
Consumer Discretionary	20.5
Health Care	15.2
Industrials	13.1
Financials	7.3
Consumer Staples	7.2
Energy	1.0
Materials	1.0

MIST-2

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.68%	$1,000.00	$1,208.10	$3.78
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B(a)	Actual	0.93%	$1,000.00	$1,207.50	$5.17
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

Class E(a)	Actual	0.83%	$1,000.00	$1,208.20	$4.62
	Hypothetical*	0.83%	$1,000.00	$1,021.02	$4.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—97.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
TransDigm Group, Inc.	42,537	$6,849,308

Automobiles—2.1%
Tesla Motors, Inc. (a) (b)	193,825	29,147,403

Beverages—1.1%
Monster Beverage Corp. (a)	228,859	15,509,774

Biotechnology—0.8%
Alnylam Pharmaceuticals, Inc. (a)	53,485	3,440,690
Ironwood Pharmaceuticals, Inc. (a) (b)	639,651	7,426,348

		10,867,038

Commercial Services & Supplies—3.9%
Edenred	1,201,568	40,309,619
Stericycle, Inc. (a)	110,378	12,822,612

		53,132,231

Communications Equipment—3.2%
Motorola Solutions, Inc.	650,901	43,935,817

Computers & Peripherals—1.6%
3D Systems Corp. (a) (b)	160,577	14,922,421
Stratasys, Ltd. (a)	53,376	7,189,747

		22,112,168

Construction Materials—0.9%
Martin Marietta Materials, Inc. (b)	129,472	12,939,432

Diversified Financial Services—2.6%
MSCI, Inc. (a)	803,418	35,125,435

Food Products—5.9%
Green Mountain Coffee Roasters, Inc. (a) (b)	171,159	12,936,197
McCormick & Co., Inc.	400,286	27,587,711
Mead Johnson Nutrition Co.	479,260	40,142,818

		80,666,726

Health Care Equipment & Supplies—2.8%
Intuitive Surgical, Inc. (a)	100,695	38,674,936

Health Care Providers & Services—0.8%
Qualicorp S.A. (a)	1,109,749	10,593,610

Health Care Technology—3.0%
athenahealth, Inc. (a) (b)	304,230	40,918,935

Hotels, Restaurants & Leisure—4.7%
Dunkin’ Brands Group, Inc. (b)	688,972	33,208,450
Panera Bread Co. - Class A (a) (b)	176,307	31,151,684

		64,360,134

Insurance—4.6%
Arch Capital Group, Ltd. (a)	498,252	29,740,662

Insurance—(Continued)
Progressive Corp. (The)	1,209,110	32,972,430

		62,713,092

Internet & Catalog Retail—4.1%
ASOS plc (a)	70,669	7,173,313
Groupon, Inc. (a) (b)	2,903,764	34,177,302
TripAdvisor, Inc. (a)	85,638	7,093,396
zulily, Inc. - Class A (a)	199,056	8,246,890

		56,690,901

Internet Software & Services—14.8%
Akamai Technologies, Inc. (a)	721,317	34,031,736
Dropbox, Inc. (a) (c) (d)	460,161	6,322,612
LinkedIn Corp. - Class A (a)	150,453	32,622,724
MercadoLibre, Inc. (b)	89,486	9,645,696
Qihoo 360 Technology Co., Ltd. (ADR) (a)	279,921	22,967,518
SINA Corp. (a)	91,742	7,729,263
Twitter, Inc. (a) (b)	458,252	29,167,740
Yandex NV - Class A (a)	932,120	40,220,978
Youku Tudou, Inc. (ADR) (a)	638,023	19,332,097

		202,040,364

IT Services—5.2%
FleetCor Technologies, Inc. (a)	278,052	32,579,353
Gartner, Inc. (a)	536,993	38,153,352

		70,732,705

Life Sciences Tools & Services—4.9%
Illumina, Inc. (a) (b)	610,442	67,527,094

Machinery—1.1%
Colfax Corp. (a)	231,661	14,754,489

Media—2.0%
Aimia, Inc.	763,282	14,018,952
Charter Communications, Inc. - Class A (a)	99,175	13,563,173

		27,582,125

Multiline Retail—2.3%
Dollar Tree, Inc. (a)	564,836	31,868,047

Oil, Gas & Consumable Fuels—1.0%
Range Resources Corp.	162,854	13,730,221

Pharmaceuticals—2.5%
Endo Health Solutions, Inc. (a)	512,205	34,553,349

Professional Services—7.4%
IHS, Inc. - Class A (a)	278,923	33,387,083
Intertek Group plc	644,145	33,606,499
Verisk Analytics, Inc. - Class A (a)	519,878	34,166,382

		101,159,964

Semiconductors & Semiconductor Equipment—0.9%
First Solar, Inc. (a)	212,279	11,598,924

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Notional	Value

Software—8.0%
NetSuite, Inc. (a) (b)	122,808	$12,651,680
ServiceNow, Inc. (a)	255,701	14,321,813
Solera Holdings, Inc.	671,253	47,497,862
Splunk, Inc. (a)	210,611	14,462,658
Workday, Inc. - Class A (a)	167,325	13,914,747
Zynga, Inc. - Class A (a)	1,890,201	7,182,764

		110,031,524

Specialty Retail—1.3%
Sally Beauty Holdings, Inc. (a)	194,065	5,866,585
Ulta Salon Cosmetics & Fragrance, Inc. (a)	118,954	11,481,440

		17,348,025

Textiles, Apparel & Luxury Goods—3.3%
Carter’s, Inc.	441,561	31,699,664
Moncler SpA (a)	637,017	13,846,235

		45,545,899

Total Common Stocks (Cost $982,896,296)		1,332,709,670

Preferred Stocks—0.5%

Internet & Catalog Retail—0.2%
FlipKart - Series D (a) (c) (d)	98,557	2,334,816

Internet Software & Services—0.1%
Dropbox, Inc. - Series A (a) (c) (d)	51,888	712,941
Peixe Urbano, Inc. - Series C (a) (c) (d)	71,709	86,768

		799,709

Software—0.2%
Palantir Technologies, Inc. - Series G (a) (c) (d)	541,563	1,900,886
Palantir Technologies, Inc. - Series H (a) (c) (d)	174,289	611,754
Palantir Technologies, Inc. - Series H-1 (a) (c) (d)	174,289	611,754

		3,124,394

Total Preferred Stocks (Cost $7,975,627)		6,258,919

Purchased Option—0.0%

Call Option—0.0%
USD Currency, Strike Price CNY 6.50 Expires 12/17/14 (Counterparty - Royal Bank of Scotland plc) (e) (Cost $1,278,457)	349,698,704	594,138

Short-Term Investments—19.6%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—17.3%
State Street Navigator Securities Lending MET Portfolio (f)	237,358,798	$237,358,798

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $31,983,000 on 01/02/14, collateralized by $29,160,000 Federal Home Loan Mortgage Corp. at 5.250% due 04/18/16 with a value of $32,622,750.	31,983,000	31,983,000

Total Short-Term Investments (Cost $269,341,798)		269,341,798

Total Investments—117.4% (Cost $1,261,492,178) (g)		1,608,904,525
Other assets and liabilities (net)—(17.4)%		(239,041,029)

Net Assets—100.0%		$1,369,863,496

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $235,938,793 and the collateral received consisted of cash in the amount of $237,358,798 and non-cash collateral with a value of $1,107,743. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.9% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $12,581,531, which is 0.9% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Cash collateral in the amount of $760,000, received from Royal Bank of Scotland plc, is held in a segregated account.
(f)	Represents investment of cash collateral received from securities lending transactions.
(g)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,261,382,511. The aggregate unrealized appreciation and depreciation of investments were $365,074,854 and $(17,552,840), respectively, resulting in net unrealized appreciation of $347,522,014 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(CNY)—	Chinese Yuan

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Restricted Securities	Acquisition Date	Shares	Cost	Value
Dropbox, Inc.	05/01/12	460,161	$4,165,241	$6,322,612
Dropbox, Inc. - Series A	05/25/12	51,888	470,124	712,941
Flipkart - Series D	10/04/13	98,557	2,264,087	2,334,816
Palantir Technologies, Inc. - Series G	07/19/12	541,563	1,657,184	1,900,886
Palantir Technologies, Inc. - Series H	10/25/13	174,289	611,754	611,754
Palantir Technologies, Inc. - Series H-1	10/25/13	174,289	611,754	611,754
Peixe Urbano, Inc. - Series C	12/02/11	71,709	2,360,725	86,768

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$6,849,308	$—	$—	$6,849,308
Automobiles	29,147,403	—	—	29,147,403
Beverages	15,509,774	—	—	15,509,774
Biotechnology	10,867,038	—	—	10,867,038
Commercial Services & Supplies	12,822,612	40,309,619	—	53,132,231
Communications Equipment	43,935,817	—	—	43,935,817
Computers & Peripherals	22,112,168	—	—	22,112,168
Construction Materials	12,939,432	—	—	12,939,432
Diversified Financial Services	35,125,435	—	—	35,125,435
Food Products	80,666,726	—	—	80,666,726
Health Care Equipment & Supplies	38,674,936	—	—	38,674,936
Health Care Providers & Services	—	10,593,610	—	10,593,610
Health Care Technology	40,918,935	—	—	40,918,935
Hotels, Restaurants & Leisure	64,360,134	—	—	64,360,134
Insurance	62,713,092	—	—	62,713,092
Internet & Catalog Retail	49,517,588	7,173,313	—	56,690,901
Internet Software & Services	195,717,752	—	6,322,612	202,040,364
IT Services	70,732,705	—	—	70,732,705
Life Sciences Tools & Services	67,527,094	—	—	67,527,094
Machinery	14,754,489	—	—	14,754,489
Media	27,582,125	—	—	27,582,125
Multiline Retail	31,868,047	—	—	31,868,047
Oil, Gas & Consumable Fuels	13,730,221	—	—	13,730,221
Pharmaceuticals	34,553,349	—	—	34,553,349
Professional Services	67,553,465	33,606,499	—	101,159,964

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$11,598,924	$—	$—	$11,598,924
Software	110,031,524	—	—	110,031,524
Specialty Retail	17,348,025	—	—	17,348,025
Textiles, Apparel & Luxury Goods	45,545,899	—	—	45,545,899
Total Common Stocks	1,234,704,017	91,683,041	6,322,612	1,332,709,670
Total Preferred Stocks*	—	—	6,258,919	6,258,919
Total Purchased Option*	—	594,138	—	594,138
Short-Term Investments
Mutual Fund	237,358,798	—	—	237,358,798
Repurchase Agreement	—	31,983,000	—	31,983,000
Total Short-Term Investments	237,358,798	31,983,000	—	269,341,798
Total Investments	$1,472,062,815	$124,260,179	$12,581,531	$1,608,904,525

Collateral for Securities Loaned (Liability)	$—	$(237,358,798)	$—	$(237,358,798)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Balance as of December 31, 2013	Change in Unrealized Appreciation/(Depreciation) from Investments Still Held at December 31, 2013
Common Stocks
Internet Software & Services	$4,164,043	$—	$2,158,569	$—	$6,322,612	$2,158,569
Preferred Stocks
Internet & Catalog Retail	—	—	70,729	2,264,087	2,334,816	70,729
Internet Software & Services	810,874	—	(11,165)	—	799,709	(11,165)
Software	1,657,183	—	243,703	1,223,508	3,124,394	243,703
Transportation Infrastructure	434,949	(5,976,980)	5,542,031	—	—	—

Total	$7,067,049	$(5,976,980)	$8,003,867	$3,487,595	$12,581,531	$2,461,836

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$1,608,904,525
Cash	123,304
Cash denominated in foreign currencies (c)	103,831
Receivable for:
Investments sold	1,839,610
Fund shares sold	236,639
Dividends	525,630
Prepaid expenses	3,224

Total Assets	1,611,736,763
Liabilities
Collateral for securities loaned	237,358,798
Payables for:
Investments purchased	2,700,925
Fund shares redeemed	739,358
Accrued expenses:
Management fees	718,327
Distribution and service fees	89,307
Deferred trustees’ fees	60,001
Other expenses	206,551

Total Liabilities	241,873,267

Net Assets	$1,369,863,496

Net assets consist of:
Paid in surplus	$1,318,344,130
Undistributed net investment income	975,527
Accumulated net realized loss	(296,868,558)
Unrealized appreciation on investments and foreign currency transactions	347,412,397

Net Assets	$1,369,863,496

Net Assets
Class A	$930,319,271
Class B	421,949,049
Class E	17,595,176
Capital Shares Outstanding*
Class A	57,030,236
Class B	26,760,525
Class E	1,102,540
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.31
Class B	15.77
Class E	15.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,261,492,178.
(b)	Includes securities loaned at value of $235,938,793.
(c)	Identified cost of cash denominated in foreign currencies was $103,831.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$7,780,004
Interest	2,540
Securities lending income	2,322,698

Total investment income	10,105,242
Expenses
Management fees	7,645,132
Administration fees	28,628
Custodian and accounting fees	124,089
Distribution and service fees—Class B	925,290
Distribution and service fees—Class E	24,677
Audit and tax services	39,760
Legal	23,321
Trustees’ fees and expenses	30,490
Shareholder reporting	241,825
Insurance	7,620
Miscellaneous	12,183

Total expenses	9,103,015
Less management fee waiver	(100,000)

Net expenses	9,003,015

Net Investment Income	1,102,227

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	95,231,862
Futures contracts	(585,324)
Foreign currency transactions	(17,247)

Net realized gain	94,629,291

Net change in unrealized appreciation on:
Investments	297,437,349
Foreign currency transactions	1,769

Net change in unrealized appreciation	297,439,118

Net realized and unrealized gain	392,068,409

Net Increase in Net Assets From Operations	$393,170,636

(a)	Net of foreign withholding taxes of $342,206.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,102,227	$9,040,191
Net realized gain	94,629,291	12,141,444
Net change in unrealized appreciation	297,439,118	50,597,721

Increase in net assets from operations	393,170,636	71,779,356

From Distributions to Shareholders
Net investment income
Class A	(6,497,822)	0
Class B	(2,272,736)	0
Class E	(112,563)	0

Total distributions	(8,883,121)	0

Increase in net assets from capital share transactions	5,489,561	101,333,588

Total increase in net assets	389,777,076	173,112,944

Net Assets
Beginning of period	980,086,420	806,973,476

End of period	$1,369,863,496	$980,086,420

Undistributed Net Investment Income
End of period	$975,527	$8,852,928

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	8,104,680	$106,443,709	14,185,070	$171,283,998
Reinvestments	517,755	6,497,822	0	0
Redemptions	(6,562,107)	(91,389,007)	(9,257,024)	(108,061,482)

Net increase	2,060,328	$21,552,524	4,928,046	$63,222,516

Class B
Sales	3,163,679	$41,636,207	6,563,583	$74,205,752
Reinvestments	186,903	2,272,736	0	0
Redemptions	(4,190,310)	(56,715,853)	(3,014,351)	(34,111,320)

Net increase (decrease)	(839,728)	$(12,806,910)	3,549,232	$40,094,432

Class E
Sales	32,882	$458,276	79,744	$917,766
Reinvestments	9,151	112,563	0	0
Redemptions	(283,192)	(3,826,892)	(253,375)	(2,901,126)

Net decrease	(241,159)	$(3,256,053)	(173,631)	$(1,983,360)

Increase derived from capital shares transactions		$5,489,561		$101,333,588

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.81	$10.78	$11.91	$9.01	$5.71

Income (Loss) from Investment Operations
Net investment income (a)	0.02	0.12	0.03	0.07	0.02
Net realized and unrealized gain (loss) on investments	4.59	0.91	(0.75)	2.85	3.28

Total from investment operations	4.61	1.03	(0.72)	2.92	3.30

Less Distributions
Distributions from net investment income	(0.11)	0.00	(0.09)	(0.02)	(0.00	)(b)
Distributions from net realized capital gains	0.00	0.00	(0.32)	0.00	0.00

Total distributions	(0.11)	0.00	(0.41)	(0.02)	(0.00	)(b)

Net Asset Value, End of Period	$16.31	$11.81	$10.78	$11.91	$9.01

Total Return (%) (c)	39.30	9.55	(6.67)	32.41	57.83

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.72	0.72	0.80	0.90
Net ratio of expenses to average net assets (%) (d)	0.68	0.71	0.71	0.78	0.90
Ratio of net investment income to average net assets (%)	0.17	1.07	0.22	0.63	0.24
Portfolio turnover rate (%)	56	36	34	48	33
Net assets, end of period (in millions)	$930.3	$649.3	$539.5	$567.5	$21.7

	Class B
	Year Ended December 31,
	2013	2012	2011		2010		2009
Net Asset Value, Beginning of Period	$11.42	$10.45	$11.57		$8.76		$5.57

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.09	(0.00	)(e)	0.02		0.00	(e)
Net realized and unrealized gain (loss) on investments	4.44	0.88	(0.73)		2.79		3.19

Total from investment operations	4.43	0.97	(0.73)		2.81		3.19

Less Distributions
Distributions from net investment income	(0.08)	0.00	(0.07)		(0.00	)(b)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.32)		0.00		0.00

Total distributions	(0.08)	0.00	(0.39)		(0.00	)(b)	0.00

Net Asset Value, End of Period	$15.77	$11.42	$10.45		$11.57		$8.76

Total Return (%) (c)	39.02	9.28	(6.92)		32.09		57.27

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.97	0.97		1.05		1.15
Net ratio of expenses to average net assets (%) (d)	0.93	0.96	0.96		1.03		1.15
Ratio of net investment income (loss) to average net assets (%)	(0.08)	0.80	(0.03)		0.24		0.00	(f)
Portfolio turnover rate (%)	56	36	34		48		33
Net assets, end of period (in millions)	$421.9	$315.3	$251.4		$237.9		$107.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010(g)
Net Asset Value, Beginning of Period	$11.56	$10.56	$11.69	$9.71

Income (Loss) from Investment Operations
Net investment income (a)	0.00 (e)	0.10	0.01	0.04
Net realized and unrealized gain (loss) on investments	4.49	0.90	(0.74)	1.94

Total from investment operations	4.49	1.00	(0.73)	1.98

Less Distributions
Distributions from net investment income	(0.09)	0.00	(0.08)	0.00
Distributions from net realized capital gains	0.00	0.00	(0.32)	0.00

Total distributions	(0.09)	0.00	(0.40)	0.00

Net Asset Value, End of Period	$15.96	$11.56	$10.56	$11.69

Total Return (%) (c)	39.06	9.47	(6.87)	20.39	(h)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.87	0.87	0.95	(i)
Net ratio of expenses to average net assets (%) (d)	0.83	0.86	0.86	0.93	(i)
Ratio of net investment income to average net assets (%)	0.03	0.87	0.06	0.50	(i)
Portfolio turnover rate (%)	56	36	34	48
Net assets, end of period (in millions)	$17.6	$15.5	$16.0	$20.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net investment income were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Net investment income (loss) was less than $0.01.
(f)	Ratio of net investment income to average net assets was less than 0.01%.
(g)	Commencement of operations was April 27, 2010.
(h)	Periods less than one year are not computed on an annualized basis.
(i)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $31,983,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-14

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 16, 2013 through April 18, 2013, the Portfolio had bought and sold $45,993,629 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the

MIST-15

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$594,138

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Royal Bank of Scotland plc	$594,138	$—	$(594,138)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013, were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(585,324)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Investments (a)	$(684,319)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$349,698,704	(b)

‡	Averages are based on activity levels during 2013.
(a)	Includes purchased options which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Average notional amount reflects activity over a one month period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve

MIST-16

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$636,470,295	$0	$635,426,173

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. that amounted to $16,845,264 in purchases and $40,146,081 in sales of investments, which are included above.

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $15,358,448 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general

MIST-17

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$7,645,132	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $200 million

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2013 the Portfolio paid brokerage commissions to affiliated brokers/dealer:

Affiliate	Commission
Morgan Stanley	$3,795

MIST-18

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$8,883,121	$—	$—	$—	$8,883,121	$—

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total
$1,036,337	$—	$347,521,255	$(296,978,225)	$51,579,367

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $95,028,969.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/15		Expiring 12/31/16		Total
$88,898,157	*	$208,080,068	*	$296,978,225

*	The Portfolio acquired capital losses in the merger with FI Mid Cap Opportunities Portfolio, a series of Metropolitan Series Fund, on April 30, 2010.

MIST-19

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Stanley Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-21

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-22

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Morgan Stanley Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-23

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Morgan Stanley Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three-year periods ended June 30, 2013, and outperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2013. The Board also noted that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one-year period ended October 31, 2013 and underperformed its benchmark for the three- and five-year periods ended October 31, 2013. The Board took into account management’s discussion of the Portfolio’s performance.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the

MIST-24

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Morgan Stanley Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Morgan Stanley Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-25

Met Investors Series Trust

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-26

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed by OppeheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned 27.32%, 27.01%, and 27.19%, respectively. The Portfolio’s benchmark, the MSCI ACWI (All Country World Index)1, returned 22.80%.

MARKET ENVIRONMENT / CONDITIONS

Equities in the U.S. and developed markets throughout the world delivered strong performance in 2013. Accommodative monetary policies on the part of central banks in the U.S., Europe, and Japan, combined with supportive equity valuations relative to bonds, have been instrumental in this performance. Signs that the U.S. economy was on the mend, demonstrated by rising house prices, also helped sentiment toward stocks. Mid-year comments from the Federal Reserve (the “Fed”) suggesting the aggressive quantitative easing (“QE”) policy would be “tapered” in the foreseeable future led to significant sell-offs in both stocks and bonds. However, the Fed’s clarification that the timeframe in which this would be executed would be later rather than earlier allowed for a rebound in markets to resume. Emerging markets equities had mixed results, with inflation concerns in a variety of markets, slower-than-expected growth and policy orientations toward a more redistributive stance hurting performance. A further recognition that these markets have greater structural volatility than the developed world was evidenced in a reduction in price-to-earnings ratios.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Top contributors to performance for the one year period ending December 31, 2013 included Airbus Group NV (Industrials) (Netherlands), Google, Inc. (Information Technology) (United States), KDDI Corp. (Telecommunication Services) (Japan), WellPoint, Inc. (Health Care) (United States), and The Walt Disney Co. (Consumer Discretionary) (United States). Airbus Group, previously named European Aeronautic Defence & Space Co., makes airplanes and is one of the leading defense companies in Europe. The market for larger airplanes with more than 150 seats is a duopoly comprising Boeing and Airbus. Persistently high fuel prices combined with the increase in travel demand from the emerging markets makes for a good environment for growth in new, more fuel efficient, aircraft sales. Airbus has been very successful in driving orders for its new-engined A-320/1 NEO aircraft and its larger A-350 aircraft. Shares of search engine giant Google topped $1,000 per share for the first time in October 2013 after the company reported strong earnings. KDDI is a Japanese telecommunications firm that offers fixed line and mobile telephony and digital TV. The company has been gaining share with a “triple play” offering and began to wind down a large scale investment phase, improving business economics. Wellpoint is a North American health insurance company. The early concern that the Patient Protection and Affordable Care Act (also known as “Obamacare”) would supplant the private insurance market has not come to pass. The early indications from discussions around the health exchanges, both public and private, seem less negative than most were imagining, and this has been a plus for the stock. Walt Disney is the world’s largest entertainment company. The company’s major investments in a new cruise ship and multiple amusement park upgrades in 2012 have started to pay off.

The most significant detractors from performance this period included Fusion-IO, Inc. (Information Technology) (United States), DLF, Ltd. (Financials) (India), ICICI Bank, Ltd. (Financials) (India), BM&F Bovespa S.A. (Financials) (Brazil), and Technip S.A. (Energy) (France). Fusion-IO produces flash-enabled server accelerator cards, which allow servers to better process information in real-time. The stock experienced volatility due partly to a management transition. DLF is the largest and highest-quality real estate developer in the National Capital Region (NCR) of India. Tightening monetary policy and the weaker Indian rupee have served to hurt near-term real estate demand. Longer term, demand for housing outstrips supply by a long way, given the various restrictions and hurdles to property development in the area. DLF’s assets are unmatched in location and quality and they are a preferred developer at the high end in the Delhi area. ICICI Bank faced similar problems this period. Rising rates have led to worries about worsening non-performing loans and a slowdown in the economy that would hurt loan growth, neither of which helps earnings. However, about half the banking sector is state-owned, and has lower capital levels and worse asset quality. BM&F Bovespa is involved in the operation of the Sao Paulo Stock Exchange. In a volatile environment for emerging markets, BM&F Bovespa experienced declines. Technip is a global oil service company that suffered from investors’ negative read-through of competitor Saipem’s poor results. Technip, by contrast, announced results in line with analyst expectations, but investors’ caution on the sector led to the sell-off.

At period end, the Portfolio had its largest overweight positions in Information Technology, Health Care, Consumer Discretionary, and Industrials. The Portfolio was underweight all other sectors of the Index. On a country basis, the Portfolio had its largest overweight positions in Germany, France, Sweden, Spain, and India, with its most significant underweight positions in the United Kingdom, the

MIST-1

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Managed By OppeheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

U.S., Canada, and Australia. Despite being underweight the U.S. relative to the Index, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Rajeev Bhaman

Portfolio Manager

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
Oppenheimer Global Equity Portfolio[3]
Class A	27.32	18.28	8.78	—
Class B	27.01	17.97	—	8.44
Class E	27.19	18.12	8.62	—
MSCI ACWI (All Country World Index)	22.80	14.92	7.17	—

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception of the Class A shares is 3/3/1997. Inception of the Class B shares is 4/26/2004. Inception of the Class E shares is 5/1/2001.

3 Effective April 29, 2013, Oppenheimer became the subadviser to the Portfolio. In addition, the Portfolio’s investment objective and principal investment strategies changed and the name of the Portfolio was changed from Met/Templeton Growth Portfolio to Oppenheimer Global Equity Portfolio. At the close of business, on April 26, 2013, the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (the “MSF Predecessor Fund”) merged with and into the Portfolio. The MSF Predecessor Fund was the accounting and performance survivor of that merger. As a result, the historical performance shown for the Portfolio from May 1, 2005 to April 29, 2013 is the performance of the MSF Predecessor Fund managed by Oppenheimer using the same investment objective and strategies as the Portfolio. The historical performance shown for the Portfolio prior to May 1, 2005 is the performance of the MSF Predecessor Fund when it was managed by a former subadviser using different investment objectives and strategies.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Telefonaktiebolaget LM Ericsson - B Shares	2.8
Google, Inc. - Class A	2.7
European Aeronautic Defence and Space Co. NV	2.5
SAP AG	2.2
Walt Disney Co. (The)	2.2
WellPoint, Inc.	2.1
McGraw Hill Financial, Inc.	2.1
UBS AG	2.0
Bayerische Motoren Werke (BMW) AG	2.0
eBay, Inc.	2.0

Top Countries

% of Market Value of Total Investments
United States	40.8
Germany	11.5
Japan	9.3
Switzerland	6.0
France	5.8
Sweden	4.5
Spain	4.0
United Kingdom	3.2
India	3.1
Brazil	3.0

MIST-3

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.73%	$1,000.00	$1,178.50	$4.01
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B(a)	Actual	0.97%	$1,000.00	$1,177.50	$5.32
	Hypothetical*	0.97%	$1,000.00	$1,020.32	$4.94

Class E(a)	Actual	0.86%	$1,000.00	$1,177.90	$4.72
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—96.9% of Net Assets

Security Description	Shares	Value

Brazil—3.0%
Ambev S.A. (ADR)	913,750	$6,716,063
BM&FBovespa S.A.	1,298,700	6,095,539
Embraer S.A. (ADR)	256,790	8,263,502
Itau Unibanco Holding S.A. (ADR)	563,766	7,650,305

		28,725,409

Denmark—0.5%
FLSmidth & Co. A/S (a)	79,903	4,381,069

Finland—0.2%
Fortum Oyj	84,865	1,942,844

France—5.7%
Kering	75,610	15,990,194
LVMH Moet Hennessy Louis Vuitton S.A.	96,341	17,636,274
Societe Generale S.A.	126,864	7,408,537
Technip S.A.	151,060	14,549,998

		55,585,003

Germany—9.5%
Allianz SE	94,563	16,962,098
Bayer AG	107,118	15,027,944
Deutsche Bank AG	308,663	14,727,433
Linde AG	45,939	9,621,335
SAP AG	249,236	21,369,509
Siemens AG	106,071	14,492,894

		92,201,213

India—3.1%
DLF, Ltd.	2,632,137	7,151,618
ICICI Bank, Ltd. (ADR)	309,070	11,488,132
Infosys, Ltd.	94,672	5,336,078
Zee Entertainment Enterprises, Ltd.	1,316,809	5,909,911

		29,885,739

Ireland—0.8%
Shire plc	169,090	7,967,810

Italy—2.0%
Brunello Cucinelli S.p.A.	28,560	1,018,183
Gtech S.p.A.	140,538	4,286,834
Prysmian S.p.A.	219,801	5,667,325
Tod’s S.p.A. (a)	51,113	8,533,244

		19,505,586

Japan—9.3%
Dai-ichi Life Insurance Co., Ltd. (The)	675,600	11,323,442
FANUC Corp.	36,900	6,766,596
KDDI Corp.	251,470	15,509,303
Keyence Corp.	34,200	14,646,235
Kyocera Corp.	137,700	6,887,716
Murata Manufacturing Co., Ltd.	173,700	15,441,240
Nidec Corp. (a)	96,000	9,414,482
Sumitomo Mitsui Financial Group, Inc.	195,900	10,116,574

		90,105,588

Mexico—1.9%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	100,554	9,841,220
Grupo Televisa S.A.B. (ADR)	266,444	8,062,596

		17,903,816

Netherlands—2.5%
Airbus Group NV	316,637	24,405,717

Spain—4.0%
Banco Bilbao Vizcaya Argentaria S.A.	1,039,456	12,879,261
Inditex S.A.	107,173	17,733,916
Repsol S.A.	309,339	7,815,820

		38,428,997

Sweden—4.5%
Assa Abloy AB - Class B	315,610	16,732,732
Telefonaktiebolaget LM Ericsson - B Shares	2,187,197	26,783,704

		43,516,436

Switzerland—6.0%
Credit Suisse Group AG (b)	307,456	9,439,469
Nestle S.A.	140,771	10,333,710
Roche Holding AG	39,637	11,110,923
Transocean, Ltd. (a)	149,648	7,395,604
UBS AG (b)	1,014,340	19,323,502

		57,603,208

Taiwan—0.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	2,423,498	8,539,286

United Kingdom—3.2%
Prudential plc	745,802	16,691,814
Unilever plc	354,611	14,545,529

		31,237,343

United States—39.8%
3M Co.	96,980	13,601,445
Adobe Systems, Inc. (b)	276,340	16,547,239
Aetna, Inc.	222,780	15,280,480
Allergan, Inc.	65,350	7,259,078
Altera Corp.	459,860	14,959,246
Biogen Idec, Inc. (b)	19,130	5,351,618
Celldex Therapeutics, Inc. (a) (b)	145,390	3,519,892
Citigroup, Inc.	213,170	11,108,289
Colgate-Palmolive Co.	266,710	17,392,159
eBay, Inc. (b)	345,800	18,980,962
Emerson Electric Co.	136,780	9,599,220
Facebook, Inc. - Class A (b)	207,410	11,337,031
Fidelity National Financial, Inc. - Class A (a)	215,440	6,991,028
Fusion-io, Inc. (a) (b)	351,350	3,130,529
Gilead Sciences, Inc. (b)	161,210	12,114,931
Goldman Sachs Group, Inc. (The)	58,980	10,454,795
Google, Inc. - Class A (b)	23,660	26,515,999
Intuit, Inc.	200,750	15,321,240
Juniper Networks, Inc. (b)	356,420	8,044,399

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Maxim Integrated Products, Inc.	443,490	$12,377,806
McDonald’s Corp.	129,130	12,529,484
McGraw Hill Financial, Inc.	254,270	19,883,914
Medivation, Inc. (a) (b)	45,430	2,899,343
Microsoft Corp.	345,140	12,918,590
St. Jude Medical, Inc.	92,050	5,702,497
Theravance, Inc. (a) (b)	190,080	6,776,352
Tiffany & Co.	146,440	13,586,703
United Parcel Service, Inc. - Class B	105,590	11,095,397
Vertex Pharmaceuticals, Inc. (b)	117,810	8,753,283
Walt Disney Co. (The)	272,910	20,850,324
WellPoint, Inc.	224,670	20,757,261
Zimmer Holdings, Inc.	104,390	9,728,104

		385,368,638

Total Common Stocks (Cost $641,603,083)		937,303,702

Preferred Stock—2.0%

Germany—2.0%
Bayerische Motoren Werke (BMW) AG (Cost $9,392,278)	222,336	18,995,073

Rights—0.0%

Spain—0.0%
Repsol S.A., Expires 01/09/14 (b) (Cost $201,715)	309,339	211,076

Short-Term Investments—5.4%

Mutual Fund—4.6%
State Street Navigator Securities Lending MET Portfolio (c)	44,494,230	44,494,230

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $7,920,000 on 01/02/14, collateralized by $8,090,000 U.S. Treasury Note at 0.250% due 10/31/15 with a value of $8,079,888.	7,920,000	7,920,000

Total Short-Term Investments (Cost $52,414,230)		52,414,230

Total Investments—104.3% (Cost $703,611,306) (d)		1,008,924,081
Other assets and liabilities (net)—(4.3)%		(41,288,716)

Net Assets—100.0%		$967,635,365

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $44,456,179 and the collateral received consisted of cash in the amount of $44,494,230 and non-cash collateral with a value of $1,146,000. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $709,788,408. The aggregate unrealized appreciation and depreciation of investments were $316,478,924 and $(17,343,251), respectively, resulting in net unrealized appreciation of $299,135,673 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2013 (Unaudited)	% of Net Assets
Software	6.8
Internet Software & Services	5.9
Capital Markets	5.6
Insurance	5.4
Commercial Banks	5.1
Textiles, Apparel & Luxury Goods	4.4
Pharmaceuticals	4.3
Biotechnology	4.1
Diversified Financial Services	3.8
Electronic Equipment, Instruments & Components	3.8

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$22,629,870	$6,095,539	$—	$28,725,409
Denmark	—	4,381,069	—	4,381,069
Finland	—	1,942,844	—	1,942,844
France	—	55,585,003	—	55,585,003
Germany	—	92,201,213	—	92,201,213
India	11,488,132	18,397,607	—	29,885,739
Ireland	—	7,967,810	—	7,967,810
Italy	—	19,505,586	—	19,505,586
Japan	—	90,105,588	—	90,105,588
Mexico	17,903,816	—	—	17,903,816
Netherlands	—	24,405,717	—	24,405,717
Spain	—	38,428,997	—	38,428,997
Sweden	—	43,516,436	—	43,516,436
Switzerland	7,395,604	50,207,604	—	57,603,208
Taiwan	—	8,539,286	—	8,539,286
United Kingdom	—	31,237,343	—	31,237,343
United States	385,368,638	—	—	385,368,638
Total Common Stocks	444,786,060	492,517,642	—	937,303,702
Total Preferred Stock*	—	18,995,073	—	18,995,073
Total Rights*	211,076	—	—	211,076
Short-Term Investments
Mutual Fund	44,494,230	—	—	44,494,230
Repurchase Agreement	—	7,920,000	—	7,920,000
Total Short-Term Investments	44,494,230	7,920,000	—	52,414,230
Total Investments	$489,491,366	$519,432,715	$—	$1,008,924,081

Collateral for Securities Loaned (Liability)	$—	$(44,494,230)	$—	$(44,494,230)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$1,008,924,081
Cash	329
Cash denominated in foreign currencies (c)	2,034
Receivable for:
Investments sold	3,732,549
Fund shares sold	167,003
Dividends	609,755
Prepaid expenses	2,434

Total Assets	1,013,438,185
Liabilities
Collateral for securities loaned	44,494,230
Payables for:
Fund shares redeemed	484,858
Accrued expenses:
Management fees	511,109
Distribution and service fees	97,199
Deferred trustees’ fees	89,792
Other expenses	125,632

Total Liabilities	45,802,820

Net Assets	$967,635,365

Net assets consist of:
Paid in surplus	$653,247,162
Undistributed net investment income	4,616,104
Accumulated net realized gain	4,454,320
Unrealized appreciation on investments and foreign currency transactions	305,317,779

Net Assets	$967,635,365

Net Assets
Class A	$484,397,901
Class B	448,574,897
Class E	34,662,567
Capital Shares Outstanding*
Class A	23,362,981
Class B	21,739,834
Class E	1,677,693
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.73
Class B	20.63
Class E	20.66

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $703,611,306.
(b)	Includes securities loaned at value of $44,456,179.
(c)	Identified cost of cash denominated in foreign currencies was $2,019.

Statement of Operations (a)

Year Ended December 31, 2013

Investment Income
Dividends (b)	$15,791,176
Interest	279
Securities lending income	681,636

Total investment income	16,473,091
Expenses
Management fees	5,339,244
Administration fees	18,191
Custodian and accounting fees	355,177
Distribution and service fees—Class B	932,572
Distribution and service fees—Class E	39,748
Audit and tax services	47,134
Legal	47,173
Trustees’ fees and expenses	28,018
Shareholder reporting	120,205
Insurance	4,496
Miscellaneous	33,950

Total expenses	6,965,908
Less management fee waiver	(182,654)

Net expenses	6,783,254

Net Investment Income	9,689,837

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	32,772,088
Foreign currency transactions	(157,804)

Net realized gain	32,614,284

Net change in unrealized appreciation on:
Investments	160,250,591
Foreign currency transactions	7,756

Net change in unrealized appreciation	160,258,347

Net realized and unrealized gain	192,872,631

Net Increase in Net Assets From Operations	$202,562,468

(a)	See Note 8 of the Notes to Financial Statements.
(b)	Net of foreign withholding taxes of $1,384,870.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets (a)

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$9,689,837	$10,674,660
Net realized gain (loss)	32,614,284	(11,352,914)
Net change in unrealized appreciation	160,258,347	127,138,005

Increase in net assets from operations	202,562,468	126,459,751

From Distributions to Shareholders
Net investment income
Class A	(9,136,910)	(6,477,159)
Class B	(4,727,843)	(3,462,856)
Class E	(224,300)	(169,733)

Total distributions	(14,089,053)	(10,109,748)

Increase (decrease) in net assets from capital share transactions	105,993,366	(68,906,332)

Total increase in net assets	294,466,781	47,443,671

Net Assets
Beginning of period	673,168,584	625,724,913

End of period	$967,635,365	$673,168,584

Undistributed Net Investment Income
End of period	$4,616,104	$6,419,125

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,859,981	$33,562,921	860,460	$12,951,010
Shares issued through acquisition	198,591	3,526,980	0	0
Reinvestments	513,887	9,136,910	430,662	6,477,159
Redemptions	(3,920,137)	(71,901,182)	(3,798,136)	(57,416,970)

Net decrease	(1,347,678)	$(25,674,371)	(2,507,014)	$(37,988,801)

Class B
Sales	1,597,800	$29,555,954	1,135,489	$16,721,661
Shares issued through acquisition	8,955,697	158,515,826	0	0
Reinvestments	266,808	4,727,843	231,011	3,462,856
Redemptions	(4,247,073)	(78,496,333)	(3,267,012)	(49,400,703)

Net increase (decrease)	6,573,232	$114,303,290	(1,900,512)	$(29,216,186)

Class E
Sales	226,958	$4,089,110	35,456	$535,428
Shares issued through acquisition	1,102,678	19,528,426	0	0
Reinvestments	12,651	224,300	11,316	169,733
Redemptions	(349,048)	(6,477,389)	(158,109)	(2,406,506)

Net increase (decrease)	993,239	$17,364,447	(111,337)	$(1,701,345)

Increase (decrease) derived from capital shares transactions		$105,993,366		$(68,906,332)

(a)	See Note 8 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights (a)

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.63	$13.91	$15.44	$13.48	$9.90

Income (Loss) from Investment Operations
Net investment income (b)	0.24	0.26	0.25	0.20	0.19
Net realized and unrealized gain (loss) on investments	4.24	2.71	(1.48)	1.97	3.68

Total from investment operations	4.48	2.97	(1.23)	2.17	3.87

Less Distributions
Distributions from net investment income	(0.38)	(0.25)	(0.30)	(0.21)	(0.29)

Total distributions	(0.38)	(0.25)	(0.30)	(0.21)	(0.29)

Net Asset Value, End of Period	$20.73	$16.63	$13.91	$15.44	$13.48

Total Return (%) (c)	27.32	21.52	(8.24)	16.23	40.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.62	0.62	0.61	0.64
Net ratio of expenses to average net assets (%) (d)	0.69	0.62	0.62	0.61	0.64
Ratio of net investment income to average net assets (%)	1.27	1.74	1.65	1.45	1.68
Portfolio turnover rate (%)	11	13	12	18	14
Net assets, end of period (in millions)	$484.4	$411.0	$378.6	$458.8	$451.6

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.54	$13.83	$15.36	$13.42	$9.86

Income (Loss) from Investment Operations
Net investment income (b)	0.18	0.22	0.21	0.16	0.16
Net realized and unrealized gain (loss) on investments	4.23	2.70	(1.47)	1.96	3.66

Total from investment operations	4.41	2.92	(1.26)	2.12	3.82

Less Distributions
Distributions from net investment income	(0.32)	(0.21)	(0.27)	(0.18)	(0.26)

Total distributions	(0.32)	(0.21)	(0.27)	(0.18)	(0.26)

Net Asset Value, End of Period	$20.63	$16.54	$13.83	$15.36	$13.42

Total Return (%) (c)	27.01	21.17	(8.40)	15.93	39.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.87	0.87	0.86	0.89
Net ratio of expenses to average net assets (%) (d)	0.94	0.87	0.87	0.86	0.89
Ratio of net investment income to average net assets (%)	0.99	1.49	1.40	1.19	1.42
Portfolio turnover rate (%)	11	13	12	18	14
Net assets, end of period (in millions)	$448.6	$250.9	$236.1	$265.5	$225.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Financial Highlights (a)

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.56	$13.85	$15.38	$13.43	$9.86

Income (Loss) from Investment Operations
Net investment income (b)	0.20	0.24	0.23	0.18	0.17
Net realized and unrealized gain (loss) on investments	4.25	2.69	(1.48)	1.96	3.67

Total from investment operations	4.45	2.93	(1.25)	2.14	3.84

Less Distributions
Distributions from net investment income	(0.35)	(0.22)	(0.28)	(0.19)	(0.27)

Total distributions	(0.35)	(0.22)	(0.28)	(0.19)	(0.27)

Net Asset Value, End of Period	$20.66	$16.56	$13.85	$15.38	$13.43

Total Return (%) (c)	27.19	21.35	(8.39)	16.08	40.07

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.77	0.77	0.76	0.79
Net ratio of expenses to average net assets (%) (d)	0.84	0.77	0.77	0.76	0.79
Ratio of net investment income to average net assets (%)	1.07	1.60	1.51	1.30	1.54
Portfolio turnover rate (%)	11	13	12	18	14
Net assets, end of period (in millions)	$34.7	$11.3	$11.0	$14.6	$14.5

(a)	See Note 8 of the Notes to Financial Statements.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. As of close of business April 26, 2013, the Oppenheimer Global Equity Portfolio of the Metropolitan Series Fund (“MSF Oppenheimer Global Equity Predecessor”) merged with and into the Portfolio (see Note 8). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger with and into the Portfolio. OppenheimerFunds, Inc. succeeded Templeton Global Advisors Limited as the subadviser to the Portfolio and the name of the Portfolio was changed from the Met/Templeton Growth Portfolio to the Oppenheimer Global Equity Portfolio. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively

MIST-12

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

MIST-13

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, distribution re-designation, passive foreign investment companies (PFICs) and merger related adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $7,920,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

MIST-14

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$92,284,049	$0	$164,529,798

The Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc. that amounted to $615,359 in purchases and $228,666 in sales of investments, which are included above.

With respect to the Portfolio’s merger with MSF Oppenheimer Global Equity Predecessor (see Note 8) on April 26, 2013, the Portfolio acquired long-term securities with a cost of $163,476,576 that are not included in the above non-U.S. Government purchases value.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general

MIST-15

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

management and administration of the Trust. The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. (the “Subadviser”), effective April 29, 2013, for investment subadvisory services in connection with the investment management of the Portfolio. Prior to April 29, 2013, the Adviser had a subadvisory agreement with Templeton Global Advisers Limited for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period April 29, 2013 through December 31, 2013	% per annum	Average Daily Net Assets
$4,146,482	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

Prior to April 29, 2013, the MSF Oppenheimer Global Equity Predecessor paid the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period January 1, 2013 through April 28, 2013	% per annum	Average Daily Net Assets
$1,192,762	0.900%	Of the first $50 million
	0.550%	Of the next $50 million
	0.500%	Of the next $400 million
	0.475%	On amounts in excess of $500 million

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.040%	$462.5 million to $500 million
0.030%	$500 million to $550 million
0.070%	$550 million to $750 million
0.060%	$750 million to $1.05 billion
0.085%	Over $1.05 billion

Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to

MIST-16

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The income tax information in this note does not reflect the acquisition which took place on April 26, 2013 (see Note 8 for further information).

The tax character of distributions paid by the MSF Oppenheimer Global Equity Predecessor, the accounting survivor, for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2013	2012	2013	2012	2013	2012
$14,089,053	$10,109,748	$—	$—	$14,089,053	$10,109,748

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$8,607,430	$27,991,054	$299,130,372	$(21,250,861)	$—	$314,477,995

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $57,994,601.

As of December 31, 2013, the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/17	Expiring 12/31/16	Total
$14,078,843	$7,172,018	$21,250,861

*	The Portfolio acquired $79,245,462 of capital loss carry forwards in its merger with MSF Oppenheimer Global Equity, a series of Metropolitan Series Fund on April 26, 2013. The availability of these carryforwards are limited this year to $57,994,601 due to IRS limitations.

8. Acquisition

At the close of business on April 26, 2013, the Portfolio with aggregate Class A, Class B and Class E net assets of $3,526,980, $158,515,826 and $19,528,426, respectively, acquired all the assets and liabilities of the Oppenheimer Global Equity Portfolio of the Metropolitan Series

MIST-17

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Fund (the “MSF Oppenheimer Global Equity Predecessor”). The MSF Oppenheimer Global Equity Predecessor was the accounting survivor of the merger for financial reporting purposes, therefore, the financial statements presented for the Portfolio reflect the historical results of MSF Oppenheimer Global Equity Predecessor prior to the acquisition and the combined results thereafter. The number and value of shares issued by the Portfolio were in amounts equal to the number and value of shares held by MSF Oppenheimer Global Equity Predecessor shareholders as of the acquisition date. The Met/Templeton Growth Portfolio was the tax survivor.

The acquisition was accomplished by a tax-free exchange of 427,378 Class A shares of the Portfolio (valued at $3,526,980) for 198,591 Class A shares of MSF Oppenheimer Global Equity Predecessor, 19,311,254 Class B shares of the Portfolio (valued at $158,515,826) for 8,955,697 Class B shares of MSF Oppenheimer Global Equity Predecessor and 2,366,957 Class E shares of the Portfolio (valued at $19,528,426) for 1,102,678 Class E shares of MSF Oppenheimer Global Equity Predecessor. Each shareholder of MSF Oppenheimer Global Equity Predecessor received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 26, 2013. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. Some of the investments held by the Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by the Portfolio. All other costs associated with the merger were not borne by the shareholders of either portfolio. MSF Oppenheimer Global Equity Predecessor’s net assets on April 26, 2013, were $435,783,822, $262,590,705 and $11,704,411 for Class A, Class B and Class E shares, respectively, including investments valued at $707,687,652 with a cost basis of $519,329,715. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MSF Oppenheimer Global Equity Predecessor were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $79,245,462 in capital loss carryforwards from MSF Oppenheimer Global Equity Predecessor.

The aggregate net assets of the Portfolio immediately after the acquisition were $891,650,170, which included $3,849,213 of acquired net unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2013, the Portfolio’s pro-forma results of operations for the year ended December 31, 2013 are as follows:

Net Investment income	$11,992,249	(a)
Net realized and unrealized gain on investments	$224,594,228	(b)

Net increase in net assets from operations	$236,586,477

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the pre-merger Portfolio that have been included in the Portfolio’s Statement of Operations since April 26, 2013.

(a)	$9,689,837 net investment income, as reported, plus $2,384,382 from Portfolio pre-merger net investment income, minus $183,706 in higher net advisory fees, plus $101,736 of pro-forma eliminated other expenses.
(b)	$305,317,779 Unrealized appreciation as reported, minus $176,142,538 pro-forma December 31, 2012 Unrealized appreciation, plus $32,614,284 Net realized gain as reported, plus $62,804,703 in Net realized gain from the Portfolio pre-merger.

MIST-18

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oppenheimer Global Equity Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oppenheimer Global Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Fund”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Global Equity Portfolio of Met Investors Series Trust, as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the Oppenheimer Global Equity Portfolio, the Sub-Advisory Agreement for this Portfolio went into effect on April 29, 2013 when OppenheimerFunds, Inc. assumed the role of Sub-Adviser. The Board approved the Sub-Advisory Agreement at a Board meeting held on November 12-13, 2012, and the Agreement terminates on December 31, 2014. Therefore, the Board did not re-approve this Sub-Advisory Agreement at the Board meeting held on November 19-20, 2013. The Board, however, did approve the Portfolio’s Advisory Agreement at this November meeting, as explained in greater detail below.

In considering the Agreement, the Board reviewed a variety of materials provided by the Adviser relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser under the Agreement. The Board also took into account its experience with the Adviser and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser, including quarterly performance reports prepared by management containing reviews of investment results. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by the Adviser; (2) the performance of the Portfolio as compared to a peer group and an appropriate index; (3) the Adviser’s personnel and operations; (4) the financial condition of the Adviser; (5) the level and method of computing each Portfolio’s advisory fees; (6) the profitability of the Adviser under the Advisory Agreement; (7) any “fall-out” benefits to the Adviser and its affiliates (i.e., ancillary benefits realized by the Adviser or its affiliates from the Adviser’s relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; and (9) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-22

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Oppenheimer Global Equity Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the one-, three- and five-year periods ended October 31, 2013. The Board also noted that the Sub-adviser assumed portfolio management responsibilities for the Portfolio effective April 29, 2013 and that performance prior to that date represents that of the previous Sub-Adviser that managed the Portfolio’s assets.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

With respect to the Oppenheimer Global Equity Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective April 29, 2013.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

MIST-23

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

With respect to the Oppenheimer Global Equity Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-24

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of the Subadvisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 12-13, 2012, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust, MetLife Advisers, LLC (“MetLife Advisers”), Oppenheimer Funds, Inc. (“Oppenheimer”) or MetLife Investors Distribution Company (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), approved the investment subadvisory agreement between MetLife Advisers, the investment adviser to the Trust, and Oppenheimer for the Met/Templeton Growth Portfolio (to be renamed the Oppenheimer Global Equity Portfolio) (the “Portfolio”) (the “New Subadvisory Agreement”). Representatives of management informed the Board that, if approved by the Board, the New Subadvisory Agreement would become effective on April 29, 2013.

In considering the New Subadvisory Agreement, the Board reviewed a variety of materials provided by MetLife Advisers and Oppenheimer relating to the Portfolio and Oppenheimer, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services to be provided by Oppenheimer under the New Subadvisory Agreement. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by Oppenheimer to the Oppenheimer Global Equity Portfolio (the “Oppenheimer Portfolio”), a series of Metropolitan Series Fund managed by Oppenheimer. In considering the approval of the New Subadvisory Agreement, the Board took into account certain information and materials relating to Oppenheimer and the Oppenheimer Portfolio that the Board received and considered in connection with its approval of the renewal of the investment subadvisory agreement between MetLife Advisers and Oppenheimer with respect to the Oppenheimer Portfolio. That approval, on which the Board also voted at the meeting, followed a lengthy process during which the Board considered a variety of factors, including, for example, the experience and qualifications of the Oppenheimer portfolio management team and their investment performance.

The Independent Trustees were separately advised by independent legal counsel throughout the process. The Independent Trustees discussed the proposed approval of the New Subadvisory Agreement in a private session with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the New Subadvisory Agreement with Oppenheimer with respect to the Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolio by Oppenheimer; (2) the performance of the Portfolio and the Oppenheimer Portfolio as compared to a peer group and an appropriate index; (3) Oppenheimer’s personnel and operations; (4) the financial condition of Oppenheimer; (5) the level and method of computing the Portfolio’s proposed subadvisory fee; (6) the anticipated profitability of Oppenheimer under the New Subadvisory Agreement; (7) any “fall-out” benefits that may accrue to Oppenheimer and its affiliates (i.e., ancillary benefits that may be realized by Oppenheimer or its affiliates from Oppenheimer’s relationship with the Trust); (8) the anticipated effect of growth in size on the Portfolio’s performance and expenses; (9) fees paid by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by Oppenheimer to the Portfolio, the Board considered information provided to the Board by Oppenheimer, including Oppenheimer’s Form ADV, as well as information presented throughout the past year in connection with Oppenheimer’s management of the Oppenheimer Portfolio. The Board considered Oppenheimer’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed Oppenheimer’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of Oppenheimer’s investment and compliance personnel who would be providing services to the Portfolio. The Board also considered, among other things, Oppenheimer’s compliance program and its disciplinary history. The Board noted Oppenheimer’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and ameliatory actions undertaken, as appropriate. The Board also noted that the Trust’s Chief Compliance Officer and his staff would be conducting regular, periodic compliance reviews with Oppenheimer and present reports to the Independent Trustees regarding the same, which would include evaluating the regulatory compliance system of Oppenheimer and procedures reasonably designed by Oppenheimer to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of Oppenheimer.

The Board considered Oppenheimer’s investment process and philosophy. The Board took into account that Oppenheimer’s responsibilities would include the development and maintenance of an investment program for the Portfolio which would be consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also

MIST-25

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of the Subadvisory Agreement—(Continued)

reviewed Oppenheimer’s brokerage policies and practices, including with respect to best execution and soft dollars. The Board also took into consideration that MetLife Advisers was recommending that, subject to shareholder approval, the Oppenheimer Portfolio be merged into the Portfolio on or about April 29, 2013 and that Oppenheimer manage the combined portfolio using the investment strategies it currently used to manage the Oppenheimer Portfolio.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services to be provided by Oppenheimer were satisfactory and that there was a reasonable basis on which to conclude that Oppenheimer would provide a high quality of investment services to the Portfolio.

Performance. The Board considered the performance of the Portfolio as described in the quarterly reports prepared by management. The Board noted that MetLife Advisers reviews with the Board on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board also considered information comparing the performance of the Portfolio with the Oppenheimer Portfolio along with information about the performance of the Oppenheimer Portfolio that had been provided in connection with the annual subadvisory agreement renewal relating to the Oppenheimer Portfolio. Among other data relating specifically to the Portfolio and the Oppenheimer Portfolio, the Board noted that the Oppenheimer Portfolio had outperformed the Portfolio for the three-year period ended September 30, 2012 (although it had underperformed for the one-year period) and outperformed for the calendar years ended 2009 and 2010 (although it had underperformed for 2012). The Board also noted that the Oppenheimer Portfolio has underperformed the median of its performance universe and Lipper index for the one-year period ended June 30, 2012, and outperformed the median of its performance universe and Lipper index for the three- and five-year periods ended June 30, 2012. The Board further considered that the Oppenheimer Portfolio underperformed its benchmark, the MSCI World Index, for the one-year period ended October 31, 2012, and outperformed that index for the three- and five-year periods ended October 31, 2012. The Trustees took into account that the portfolio managers who managed the Oppenheimer Portfolio were expected to manage the Portfolio. Based on its review, the Board concluded that the replacement of Templeton Global Advisors Limited (“Templeton”), the current subadviser to the Portfolio, by Oppenheimer was supported by the comparative performance records of the Portfolio and the Oppenheimer Portfolio.

Fees and expenses. The Board considered the subadvisory fee payable under the New Subadvisory Agreement. The Board noted that the rate of compensation in the New Subadvisory Agreement’s fee schedule is lower than the rate of compensation MetLife Advisers pays to Templeton for managing the Portfolio under the investment subadvisory agreement between MetLife Advisers and Templeton (the “Previous Subadvisory Agreement”). The Board also noted that the proposed subadvisory fee for the Portfolio would be paid by MetLife Advisers, not the Portfolio, out of the management fee. It was further noted that MetLife Advisers negotiated such fees at arm’s length.

Profitability. In considering the anticipated profitability to Oppenheimer and its affiliates of their relationships with the Portfolio, the Board took into account that the rate of compensation provided in the New Subadvisory Agreement’s fee schedule is lower than the rate of compensation in the Previous Subadvisory Agreement’s fee schedule. The Board noted that the proposed subadvisory fee under the New Subadvisory Agreement would be paid by MetLife Advisers, not the Portfolio, out of the management fee that it would receive under the management agreement with the Trust. The Board also relied on the ability of MetLife Advisers to negotiate the New Subadvisory Agreement and the fee thereunder at arm’s length.

Economies of scale. The Board also considered the effect of the Portfolio’s growth in size on its performance and fees. The Board noted that the Portfolio’s management fee and proposed subadvisory fee each contained breakpoints that would reduce the fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that if the Portfolio’s assets increase over time, the Portfolio may realize economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the management fee structure for the Portfolio, including breakpoints, was reasonable.

Other factors. The Board considered other benefits that may be realized by Oppenheimer and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits that may accrue to Oppenheimer and its affiliates by virtue of Oppenheimer’s relationship to the Portfolio were fair and reasonable in light of the anticipated costs of providing investment advisory services to the Portfolio and the anticipated commitment of Oppenheimer to the Portfolio.

The Board also took into account the expected transaction costs to the Portfolio of the change in subadviser and concluded that the potential benefits from changing subadvisers outweighed those costs.

MIST-26

Met Investors Series Trust

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of the Subadvisory Agreement—(Continued)

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and Oppenheimer’s affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and Oppenheimer in connection with the services to be provided to the Trust and the various relationships that Oppenheimer and its affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the approval of the New Subadvisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent legal counsel, approved the New Subadvisory Agreement with respect to the Portfolio.

MIST-27

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned -8.98%, -9.27%, and -9.17%, respectively. The Portfolio’s benchmark, the Barclays U.S. TIPS Index1, returned -8.61%.

MARKET ENVIRONMENT / CONDITIONS

The beginning of 2013 saw U.S. equity indices reach new highs and U.S. Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments, including Congress’ failure to reach a deal on sequestration, and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (the “Fed”) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum. While the Fed’s choice to later eschew market consensus and delay tapering in the third quarter left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data. Ever since the Fed began hinting at tapering in the spring, headline indicators of economic growth had been unconvincing.

The Fed also kept a wary eye on the uncertain fiscal policy landscape going into the fourth quarter. The economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed. Against this backdrop of elevated economic and fiscal policy uncertainty, the Fed continued to enhance one source of certainty for investors: the policy rate. The Fed would not begin hiking rates until a “considerable time” after the third quantitative easing (“QE3”) had been wound down; the longer the withdrawal from QE3 was delayed, the further the Fed would push out the eventual first rate hike.

And so in December, after months of preparation and intense data watching, the Fed announced its intention to begin gradually exiting its bond buying program. In January 2014 the Fed will reduce—or “taper”—its quantitative easing program from $85 billion to $75 billion. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. Thus far, its ‘forward guidance’ had consisted of providing an unemployment threshold for potential action, but in December it added that it would likely maintain the current target range for the federal funds rate well past the time that the unemployment rate declines below 6.5%, especially if projected inflation continues to run below the 2% longer-run goal. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

Treasury Inflation-Protected Securities (TIPS) returned -8.61% for the year, as measured by the Barclays U.S. TIPS Index, and underperformed nominal Treasuries. Real yields rose across most of the maturity spectrum during the year with the 10-year real yield ending the year at 0.86%. Breakeven inflation levels (the difference between nominal and real yields and a proxy for inflation expectations) tightened during the year as the markets reduced inflation expectations given the Fed’s expectation of lower rates for a “considerable time” after QE3 has ended.

PORTFOLIO REVIEW / PERIOD END POSITIONING

A general overweight duration position in TIPS relative to the benchmark for most of the year detracted from the Portfolio’s performance as real yields rose during the calendar year. An emphasis to intermediate maturity bonds detracted from relative performance as well. Exposure to Non-U.S. developed Inflation-Linked Bonds (ILBs), particularly Canada and Australia, detracted from Portfolio performance as real yields rose in both countries during the year. The Portfolio’s exposure to Emerging Market Local Debt denominated in Brazilian real, partially achieved through zero coupon swaps, detracted from Portfolio performance as rates rose due to central bank rate hikes and inflation concerns.

However, tactical use of pay fixed interest rate swaps on the long end of the U.S. nominal yield curve contributed to performance, as rates rose on longer-dated nominal Treasuries over the period. Modest positioning in Investment Grade Corporate Securities during the year was positive for returns, as spreads narrowed and the sector outperformed like-duration Treasuries. An allocation to Non-Agency Mortgage-Backed Securities was positive for performance as the sector continued to benefit from the ongoing housing recovery.

With regard to positioning at year end, the Portfolio had an overweight to U.S. real duration but is targeting a neutral U.S. duration position relative to the benchmark, focusing on lower maturity bonds that are stabilized by the Fed’s policy rate. The Portfolio was concentrated on intermediate maturities of the real yield curve where we saw superior opportunities for roll-down and price appreciation. The Portfolio remained underweight the long end of the real yield curve as longer maturities may not adequately compensate investors for price volatility and longer-term inflation risk. In terms of spread exposure, the Portfolio maintained a modest exposure to Non-Agency Mortgage-Backed Securities as a source of additional yield. With regard to credit, the Portfolio maintained small exposures to well-capitalized U.S. financial companies.

MIST-1

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

At period end the Portfolio continued to hold Australian ILBs, but reduced exposure to New South Wales ILBs following a rally due to cancelled regular auctions. We have continued to use derivatives to tactically pay French inflation given market expectations for higher inflation than we anticipate. We also held Brazilian rate exposure, focusing on Nominal bonds over ILBs, which are pricing in inflation that is notably higher than the central bank target.

Mihir P. Worah

Portfolio Manager

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
PIMCO Inflation Protected Bond Portfolio
Class A	-8.98	7.24	5.10	—
Class B	-9.27	6.96	4.83	—
Class E	-9.17	7.05	—	5.24
Barclays U.S. TIPS Index	-8.61	5.63	4.85	—

1 The Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

2 Inception of Class A and Class B shares is 5/1/2003. Inception of Class E shares is 5/1/2006.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	84.8
Foreign Government	5.3
Corporate Bonds & Notes	4.0
Mortgage-Backed Securities	3.5
Asset-Backed Securities	2.2
Floating Rate Loans	0.2

MIST-3

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.54%	$1,000.00	$989.10	$2.71
	Hypothetical*	0.54%	$1,000.00	$1,022.48	$2.75

Class B	Actual	0.79%	$1,000.00	$987.00	$3.96
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

Class E	Actual	0.69%	$1,000.00	$987.00	$3.46
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—93.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—1.1%
Fannie Mae ARM Pool
1.344%, 07/01/44 (a)	28,492	$28,967
1.344%, 09/01/44 (a)	49,575	50,413
2.485%, 11/01/34 (a)	1,328,322	1,419,266
Fannie Mae REMICS (CMO)
0.225%, 07/25/37 (a)	1,113,639	1,045,179
0.226%, 12/25/36 (a)	110,504	107,652
0.315%, 08/25/34 (a)	182,559	180,595
0.515%, 07/25/37 (a)	58,639	58,654
0.545%, 07/25/37 (a)	367,020	367,459
0.845%, 02/25/41 (a)	4,830,962	4,836,986
2.369%, 05/25/35 (a)	702,902	724,409
Fannie Mae Whole Loan (CMO)
0.515%, 05/25/42 (a)	90,202	90,098
Freddie Mac ARM Non-Gold Pool
2.368%, 01/01/34	134,715	142,460
Freddie Mac REMICS (CMO)
0.317%, 10/15/20 (a)	730,511	729,416
0.397%, 02/15/19 (a)	1,669,838	1,670,112
0.617%, 08/15/33 (a)	4,262,971	4,286,468
Freddie Mac Strips (CMO)
0.617%, 09/15/42 (a)	11,196,704	11,041,288
Freddie Mac Structured Pass-Through Securities (CMO)
0.425%, 08/25/31 (a)	69,158	67,543
1.342%, 02/25/45 (a)	1,232,013	1,248,672
1.344%, 10/25/44 (a)	4,088,975	4,143,682
Ginnie Mae (CMO)
0.467%, 03/20/37 (a)	5,877,976	5,893,987

		38,133,306

Federal Agencies—0.9%
Federal Home Loan Mortgage Corp.
2.500%, 10/02/19	18,100,000	18,227,442
Federal National Mortgage Association
1.250%, 03/14/14	10,700,000	10,723,947

		28,951,389

U.S. Treasury—91.6%
U.S. Treasury Inflation Indexed Bonds
0.625%, 02/15/43 (b)	51,484,836	39,586,999
0.750%, 02/15/42 (b)	3,512,982	2,824,107
1.750%, 01/15/28 (b)	157,021,925	168,111,598
2.000%, 01/15/26 (b)	90,328,320	99,996,250
2.125%, 02/15/40 (b)	25,710,181	28,887,805
2.375%, 01/15/25 (b)	182,023,081	209,226,977
2.375%, 01/15/27 (b)	124,395,940	143,288,573
2.500%, 01/15/29	47,213,558	55,483,296
3.625%, 04/15/28	57,792,082	76,448,059
3.875%, 04/15/29 (b)	124,941,146	171,227,967
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/16 (b) (c) (d)	142,645,551	146,468,024
0.125%, 04/15/17 (b)	18,809,472	19,332,601
0.125%, 04/15/18 (b)	164,905,807	168,191,061
0.125%, 01/15/22 (b)	107,780,255	103,586,956

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes
0.125%, 07/15/22 (b)	303,337,555	290,564,314
0.125%, 01/15/23 (b)	209,419,029	197,786,430
0.375%, 07/15/23	97,806,566	94,329,836
0.500%, 04/15/15 (b)	32,748,400	33,467,326
0.625%, 07/15/21 (b)	294,881,107	299,327,324
1.125%, 01/15/21 (b)	49,197,920	51,707,801
1.250%, 04/15/14 (b) (c) (d) (e)	30,441,252	30,636,258
1.250%, 07/15/20 (b)	187,544,612	200,643,478
1.375%, 07/15/18 (b)	216,522	234,673
1.375%, 01/15/20 (b)	130,027,175	139,626,821
1.625%, 01/15/15 (b)	83,621,736	86,143,433
1.625%, 01/15/18 (b) (c) (d)	19,045,554	20,698,651
1.875%, 07/15/15 (b)	81,240,006	85,625,666
1.875%, 07/15/19 (b)	12,683,092	14,093,097
2.000%, 07/15/14 (b)	3,715,500	3,797,356
2.000%, 01/15/16 (b)	33,522,270	35,724,784
2.375%, 01/15/17 (b)	3,872,272	4,261,316
2.625%, 07/15/17 (b)	17,450,055	19,628,590
U.S. Treasury Notes
2.750%, 11/15/23	50,200,000	49,109,706

		3,090,067,133

Total U.S. Treasury & Government Agencies (Cost $3,388,854,316)		3,157,151,828

Foreign Government—5.9%

Provincial—0.6%
New South Wales Treasury Corp.
2.500%, 11/20/35 (AUD)	2,500,000	2,607,983
2.750%, 11/20/25 (AUD)	16,800,000	18,768,005

		21,375,988

Sovereign—5.3%
Australia Government Bonds
5.500%, 04/21/23 (AUD)	5,600,000	5,523,966
Brazil Letras do Tesouro Nacional
Zero Coupon, 01/01/17 (BRL)	160,500,000	47,907,881
Brazil Notas do Tesouro Nacional
10.000%, 01/01/23 (BRL)	16,400,000	5,871,092
Bundesrepublik Deutschland Bundesobligation Inflation Linked Bond
0.750%, 04/15/18 (EUR)	20,037,591	28,651,542
Instituto de Credito Oficial
2.044%, 03/25/14 (EUR) (a)	20,800,000	28,577,348
Italy Buoni Poliennali Del Tesoro
1.700%, 09/15/18 (EUR)	8,874,888	12,246,257
2.100%, 09/15/16 (EUR)	8,223,215	11,662,279
2.100%, 09/15/17 (EUR)	14,492,625	20,489,764
2.100%, 09/15/21 (EUR)	864,632	1,157,988
3.100%, 09/15/26 (EUR)	634,758	889,670
New Zealand Government Bond
3.000%, 09/20/30 (NZD) (f)	5,600,000	4,610,231

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Slovenia Government International Bond
4.700%, 11/01/16 (144A) (EUR) (g)	6,400,000	$9,052,322

		176,640,340

Total Foreign Government (Cost $200,107,617)		198,016,328

Corporate Bonds & Notes—4.4%

Banks—4.0%
Achmea Hypotheekbank NV
3.200%, 11/03/14 (144A)	483,000	494,312
Ally Financial, Inc.
3.439%, 02/11/14 (a)	17,600,000	17,642,240
3.645%, 06/20/14 (a)	1,300,000	1,316,081
ANZ National International, Ltd.
0.678%, 08/19/14 (144A) (a)	5,000,000	5,010,965
Banco Bradesco S.A. of the Cayman Islands
2.339%, 05/16/14 (144A) (a)	16,200,000	16,215,066
Banco Santander Brazil S.A.
2.343%, 03/18/14 (144A) (a) (g)	1,200,000	1,200,086
BBVA Bancomer S.A.
6.500%, 03/10/21 (144A)	5,000,000	5,275,000
Commonwealth Bank of Australia
0.524%, 09/17/14 (144A) (a)	7,500,000	7,515,105
0.746%, 06/25/14 (144A) (a)	7,900,000	7,917,254
Eksportfinans ASA
2.375%, 05/25/16	4,100,000	4,033,375
ICICI Bank, Ltd.
1.988%, 02/24/14 (144A) (a)	4,500,000	4,501,305
Intesa Sanpaolo S.p.A.
2.638%, 02/24/14 (144A) (a)	27,700,000	27,780,967
3.125%, 01/15/16	3,200,000	3,260,999
Morgan Stanley
0.543%, 01/09/14 (a)	8,925,000	8,925,134
Swedbank AB
3.375%, 05/27/14 (EUR)	6,240,000	8,688,887
Turkiye Garanti Bankasi A/S
2.742%, 04/20/16 (144A) (a)	1,600,000	1,548,000
Westpac Banking Corp.
2.700%, 12/09/14 (144A)	4,900,000	4,997,559
3.585%, 08/14/14 (144A)	6,700,000	6,832,948

		133,155,283

Diversified Financial Services—0.2%
Credit Agricole Home Loan SFH
0.992%, 07/21/14 (144A) (a)	2,000,000	2,006,034
HSBC Finance Corp.
0.494%, 01/15/14 (a)	3,800,000	3,800,038
LeasePlan Corp. NV
3.250%, 05/22/14 (EUR)	183,000	254,501
RCI Banque S.A.
2.116%, 04/11/14 (144A) (a)	1,600,000	1,604,883

		7,665,456

Home Builders—0.2%
D.R. Horton, Inc.
5.250%, 02/15/15	7,500,000	7,781,250

Total Corporate Bonds & Notes (Cost $147,418,540)		148,601,989

Mortgage-Backed Securities—3.8%

Collateralized Mortgage Obligations—2.9%
American General Mortgage Loan Trust
5.150%, 03/25/58 (144A) (a)	1,231,476	1,242,458
Banc of America Funding Corp. Trust
2.631%, 02/20/36 (a)	1,873,305	1,850,679
Banc of America Mortgage Securities, Inc.
2.774%, 09/25/35 (a)	256,045	239,920
2.794%, 06/25/35 (a)	442,729	412,877
4.442%, 11/25/34 (a)	102,824	100,673
6.500%, 09/25/33	68,958	71,068
BCAP LLC Trust
5.222%, 03/26/37 (144A) (a)	2,476,556	2,267,518
Bear Stearns Adjustable Rate Mortgage Trust
2.210%, 08/25/35 (a)	195,892	195,996
2.600%, 03/25/35 (a)	890,342	896,280
2.768%, 03/25/35 (a)	715,324	695,767
2.793%, 03/25/35 (a)	7,834	7,809
2.848%, 01/25/35 (a)	2,898,052	2,872,720
Bear Stearns ALT-A Trust
0.325%, 02/25/34 (a)	308,433	288,851
2.708%, 09/25/35 (a)	2,124,155	1,850,776
Chase Mortgage Finance Trust
2.719%, 02/25/37 (a)	211,463	210,528
Citigroup Mortgage Loan Trust, Inc.
2.200%, 09/25/35 (a)	297,424	293,166
2.290%, 09/25/35 (a)	277,515	271,734
2.510%, 10/25/35 (a)	4,815,101	4,699,207
2.540%, 05/25/35 (a)	66,821	64,607
Countrywide Alternative Loan Trust
0.345%, 05/25/47 (a)	514,417	414,087
0.347%, 02/20/47 (a)	1,549,958	1,016,497
0.445%, 12/25/35 (a)	42,561	36,503
5.500%, 06/25/35	1,175,652	1,075,376
Countrywide Home Loan Mortgage Pass-Through Trust
0.455%, 04/25/35 (a)	1,203,325	1,035,187
0.505%, 06/25/35 (144A) (a)	193,230	167,333
2.645%, 11/19/33 (a)	42,779	41,792
2.826%, 08/25/34 (a)	333,274	292,113
4.819%, 11/20/34 (a)	694,753	642,852
Deutsche ALT-A Securities, Inc. Alternate Loan Trust
0.265%, 10/25/36 (a)	49,063	27,213
5.869%, 10/25/36	867,452	639,371
5.886%, 10/25/36	867,452	639,962

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
First Horizon Alternative Mortgage Securities Trust
2.207%, 06/25/34 (a)	411,103	$397,714
Granite Mortgages plc
0.904%, 09/20/44 (GBP) (a)	798,720	1,314,571
GreenPoint Mortgage Funding Trust
0.245%, 10/25/46 (a)	4	4
0.435%, 11/25/45 (a)	219,443	164,725
GreenPoint MTA Trust
0.385%, 06/25/45 (a)	489,570	439,478
GSR Mortgage Loan Trust
2.648%, 09/25/35 (a)	667,012	662,507
2.765%, 01/25/35 (a)	586,619	583,877
2.870%, 05/25/35 (a)	880,546	798,298
5.045%, 11/25/35 (a)	1,289,400	1,185,871
Harborview Mortgage Loan Trust
0.386%, 05/19/35 (a)	123,438	107,631
0.446%, 02/19/36 (a)	254,603	189,757
Holmes Master Issuer plc
1.577%, 10/15/54 (144A) (EUR) (a)	8,698,126	12,021,385
Indymac Index Mortgage Loan Trust
2.695%, 11/25/35 (a)	1,295,344	1,130,809
JPMorgan Mortgage Trust
2.430%, 07/27/37 (144A) (a)	1,402,101	1,205,807
2.700%, 08/25/35 (a)	840,294	799,935
2.756%, 08/25/35 (a)	604,332	603,770
2.774%, 07/25/35 (a)	462,268	459,999
2.813%, 07/25/35 (a)	429,671	432,274
3.554%, 02/25/35 (a)	736,060	738,890
5.067%, 06/25/35 (a)	1,827,673	1,836,930
5.146%, 09/25/35 (a)	238,845	238,455
Master Adjustable Rate Mortgages Trust
2.183%, 12/25/33 (a)	298,236	292,939
2.623%, 11/21/34 (a)	485,369	496,289
Mellon Residential Funding Corp.
0.607%, 12/15/30 (a)	62,306	60,822
0.867%, 11/15/31 (a)	435,405	428,835
Merrill Lynch Mortgage Investors, Inc.
5.425%, 12/25/35 (a)	424,128	401,646
MLCC Mortgage Investors, Inc.
0.415%, 11/25/35 (a)	217,178	198,986
1.165%, 10/25/35 (a)	414,057	405,999
1.596%, 10/25/35 (a)	1,523,595	1,473,205
National Credit Union Administration Guaranteed Notes
0.619%, 10/07/20 (a)	3,702,902	3,722,824
0.729%, 12/08/20 (a)	5,515,657	5,573,019
Permanent Master Issuer plc
1.527%, 07/15/42 (144A) (EUR) (a)	1,500,000	2,064,106
RBSSP Resecuritization Trust
2.258%, 07/26/45 (144A) (a)	9,518,404	9,304,554
Residential Accredit Loans, Inc.
0.465%, 08/25/35 (a)	213,400	168,848
1.503%, 09/25/45 (a)	223,433	178,473

Collateralized Mortgage Obligations—(Continued)
Sequoia Mortgage Trust
0.367%, 07/20/36 (a)	2,063,869	1,856,524
0.866%, 10/19/26 (a)	121,331	120,557
Structured Adjustable Rate Mortgage Loan Trust
1.534%, 01/25/35 (a)	172,964	135,296
2.906%, 02/25/34 (a)	285,027	285,152
5.500%, 12/25/34 (a)	558,830	540,634
Structured Asset Mortgage Investments, Inc.
0.355%, 06/25/36 (a)	129,990	102,816
0.375%, 05/25/46 (a)	58,961	46,258
0.416%, 07/19/35 (a)	306,202	282,660
0.826%, 10/19/34 (a)	149,628	142,323
Structured Asset Securities Corp.
2.625%, 10/28/35 (144A) (a)	161,857	152,666
Swan Trust
3.900%, 04/25/41 (AUD) (a)	336,204	301,243
TBW Mortgage Backed Pass-Through Certificates
6.015%, 07/25/37	384,984	285,029
Thornburg Mortgage Securities Trust
6.102%, 09/25/37 (a)	2,464,204	2,557,898
WaMu Mortgage Pass-Through Certificates Trust
0.425%, 11/25/45 (a)	230,914	209,967
0.455%, 10/25/45 (a)	1,431,669	1,325,515
0.909%, 05/25/47 (a)	592,313	510,470
0.949%, 12/25/46 (a)	136,173	128,205
1.139%, 08/25/46 (a)	9,912,717	8,489,281
1.143%, 02/25/46 (a)	230,326	215,568
1.343%, 11/25/42 (a)	33,285	31,219
2.463%, 07/25/46 (a)	908,574	851,107
2.463%, 11/25/46 (a)	312,076	288,888
2.482%, 12/25/35 (a)	290,265	266,010
5.158%, 08/25/35 (a)	291,258	280,064
Wells Fargo Mortgage Backed Securities Trust
2.615%, 11/25/34 (a)	315,001	316,707
2.617%, 09/25/34 (a)	599,710	605,848
2.619%, 03/25/36 (a)	223,009	218,340
2.626%, 04/25/36 (a)	1,358,291	1,271,990
2.629%, 10/25/35 (a)	28,459	28,649
5.573%, 04/25/36 (a)	532,843	514,487

		97,005,523

Commercial Mortgage - Backed Securities—0.9%
Banc of America Large Loan, Inc.
5.611%, 06/24/50 (144A) (a)	1,698,896	1,861,531
5.634%, 02/17/51 (144A) (a)	1,000,000	1,086,230
Banc of America Merrill Lynch Commercial Mortgage Trust
0.340%, 06/10/49 (144A) (a)	44,466	44,444
5.649%, 06/10/49 (a)	1,144,466	1,259,957
5.746%, 02/10/51 (a)	1,100,000	1,214,852

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage - Backed Securities—(Continued)
Commercial Mortgage Pass-Through Certificates
3.156%, 07/10/46 (144A)	2,232,317	$2,298,782
Credit Suisse Mortgage Capital Certificates
5.383%, 02/15/40 (144A)	1,542,620	1,653,632
5.467%, 09/18/39 (144A) (a)	1,823,095	1,984,747
GS Mortgage Securities Corp. II
4.592%, 08/10/43 (144A)	25,000	27,042
Indus Eclipse plc
0.685%, 01/25/20 (GBP) (a)	538,974	861,277
JPMorgan Chase Commercial Mortgage Securities Corp.
4.654%, 01/12/37	329,787	330,636
5.794%, 02/12/51 (a)	1,500,000	1,681,508
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700%, 09/12/49	5,400,000	5,999,951
RBSCF Trust
6.007%, 12/16/49 (144A) (a)	2,600,000	2,837,271
Vornado DP LLC
4.004%, 09/13/28 (144A)	7,000,000	7,305,627
Wachovia Bank Commercial Mortgage Trust
0.247%, 06/15/20 (144A) (a)	1,002,372	992,246
5.088%, 08/15/41 (a)	1,089,573	1,105,575

		32,545,308

Total Mortgage-Backed Securities (Cost $122,794,470)		129,550,831

Asset-Backed Securities—2.5%

Asset-Backed - Credit Card—0.2%
Citibank Omni Master Trust
2.917%, 08/15/18 (144A) (a)	7,100,000	7,207,245

Asset-Backed - Home Equity—0.2%
Asset Backed Funding Certificates
0.865%, 06/25/34 (a)	619,977	585,691
Bear Stearns Asset Backed Securities Trust
0.825%, 10/25/32 (a)	19,464	18,328
1.165%, 10/25/37 (a)	2,895,886	2,714,485
Carrington Mortgage Loan Trust
0.485%, 10/25/35 (a)	112,511	111,839
First NLC Trust
0.235%, 08/25/37 (144A) (a)	1,520,902	768,087
HSBC Home Equity Loan Trust
0.317%, 03/20/36 (a)	1,608,219	1,571,434
HSI Asset Securitization Corp. Trust
0.215%, 10/25/36 (a)	8,700	4,350
Soundview Home Loan Trust
0.225%, 11/25/36 (144A) (a)	61,566	23,035

		5,797,249

Asset-Backed - Other—1.5%
Alzette European CLO S.A.
0.563%, 12/15/20 (144A) (a)	140,964	140,562

Asset-Backed - Other—(Continued)
Aquilae CLO II plc
0.572%, 01/17/23 (EUR) (a)	2,674,534	3,624,602
ARES VIR CLO, Ltd.
0.469%, 03/12/18 (144A) (a)	915,762	912,423
Conseco Finance Securitizations Corp.
6.681%, 12/01/33 (a)	1,800,698	1,824,341
Countrywide Asset-Backed Certificates
0.345%, 07/25/36 (a)	3,936,640	3,822,076
0.415%, 04/25/36 (a)	213,667	207,993
Credit-Based Asset Servicing and Securitization LLC
0.285%, 07/25/37 (144A) (a)	167,661	103,474
CSAB Mortgage Backed Trust
5.720%, 09/25/36	998,558	751,231
Equity One Mortgage Pass-Through Trust
0.465%, 04/25/34 (a)	115,533	98,088
Harbourmaster CLO, Ltd.
0.537%, 06/15/20 (EUR) (a)	111,743	152,809
Hillmark Funding
0.489%, 05/21/21 (144A) (a)	15,600,000	15,206,443
JPMorgan Mortgage Acquisition Corp.
0.225%, 03/25/47 (a)	312,607	297,772
Magi Funding plc
0.591%, 04/11/21 (144A) (EUR) (a)	1,080,183	1,464,136
Morgan Stanley IXIS Real Estate Capital Trust
0.215%, 11/25/36 (a)	854	393
Nautique Funding, Ltd.
0.494%, 04/15/20 (144A) (a)	790,046	769,130
NYLIM Flatiron CLO, Ltd.
0.459%, 08/08/20 (144A) (a)	528,532	520,818
Park Place Securities, Inc.
0.425%, 09/25/35 (a)	30,826	30,169
1.185%, 12/25/34 (a)	1,719,116	1,715,355
Penta CLO S.A.
0.551%, 06/04/24 (EUR) (a)	4,357,383	5,759,291
Small Business Administration Participation Certificates
5.510%, 11/01/27	3,780,310	4,146,355
Structured Asset Securities Corp.
0.305%, 05/25/47 (a)	3,200,000	3,017,712
1.669%, 04/25/35 (a)	517,026	491,347
Symphony CLO, Ltd.
0.481%, 05/15/19 (144A) (a)	3,416,495	3,378,862
Wood Street CLO B.V.
0.587%, 03/29/21 (144A) (EUR) (a)	503,296	678,108

		49,113,490

Asset-Backed - Student Loan—0.6%
College Loan Corp. Trust
0.488%, 01/25/24 (a)	900,000	831,159
Nelnet Student Loan Trust
0.938%, 07/25/18 (a)	296,854	297,365

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*/ Shares/ Contracts	Value

Asset-Backed - Student Loand—(Continued)
North Carolina State Education Assistance Authority
0.688%, 10/26/20 (a)	1,697,823	$1,697,348
SLM Student Loan Trust
0.248%, 10/25/17 (a)	453,645	452,232
0.738%, 10/25/17 (a)	394,401	394,748
1.738%, 04/25/23 (a)	15,388,618	15,855,386
1.817%, 12/15/17 (144A) (a)	86,198	86,222
2.350%, 04/15/39 (144A) (a) (g)	856,756	857,806

		20,472,266

Total Asset-Backed Securities (Cost $79,384,584)		82,590,250

Floating Rate Loan(a)—0.2%

Healthcare-Services—0.2%
Iasis Healthcare LLC Term Loan B2, 3.250%, 05/03/18 (Cost $7,085,732)	7,100,527	7,173,024

Convertible Preferred Stock—0.0%

Commercial Banks—0.0%
Wells Fargo & Co. Series L
7.500%, 12/31/49 (Cost $900,000)	900	994,500

Purchased Option—0.0%

Put Option—0.0%
OTC - 30 Year Interest Rate Swap, Exercise Rate 3.875%, Expires 04/14/14 (Counterparty-Deutsche Bank AG) (Cost $1,032,255)	20,300,000	777,734

Municipals—0.0%
Tobacco Settlement Financing Corp.
7.467%, 06/01/47 (Cost $721,657)	755,000	585,465

Short-Term Investments—69.6%

Discount Notes—1.1%
Federal Home Loan Bank
0.040%, 01/21/14 (h)	9,700,000	9,699,785
0.063%, 02/05/14 (h)	600,000	599,963
Federal Home Loan Mortgage Corp.
0.030%, 01/06/14 (h)	24,000,000	23,999,900

Discount Notes—(Continued)
Federal National Mortgage Association
0.040%, 01/02/14 (h)	1,590,000	1,589,998

		35,889,646

Foreign Government—3.3%
Japan Treasury Bills
0.072%, 02/03/14 (JPY) (h)	790,000,000	7,501,362
0.072%, 02/10/14 (JPY) (h)	10,810,000,000	102,643,983
United Kingdom Treasury Bill
0.352%, 03/17/14 (GBP) (h)	30,000	49,638

		110,194,983

U.S. Treasury—0.5%
U.S. Treasury Bills
0.097%, 11/13/14 (d) (h) (i)	758,000	757,367
0.099%, 09/18/14 (h)	31,000	30,978
0.112%, 12/11/14 (d) (h) (i)	1,931,000	1,928,970
0.114%, 12/11/14 (d) (h)	3,264,000	3,260,491
0.117%, 11/13/14 (d) (h)	301,000	300,696
0.119%, 12/11/14 (d) (h)	3,659,000	3,654,892
0.120%, 11/13/14 (d) (h)	540,000	539,441
0.122%, 11/13/14 (d) (h)	607,000	606,361
0.124%, 12/11/14 (d) (h)	1,564,000	1,562,169
0.130%, 05/29/14 (d) (h)	37,000	36,980
0.132%, 05/29/14 (d) (h)	259,000	258,861
0.132%, 12/11/14 (d) (h)	2,156,000	2,153,322
0.135%, 12/11/14 (d) (h)	1,670,000	1,667,886

		16,758,414

Repurchase Agreements—64.7%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/13 at 0.010% to be repurchased at $224,500,125 on 01/02/14 collateralized by $231,596,000 U.S. Treasury Note at 1.500% due 12/31/18 with a value of $228,990,545.	224,500,000	224,500,000
Repurchase Agreement dated 12/26/13 at 0.040% to be repurchased at $419,005,121 on 01/06/14 collateralized by $424,567,703 U.S. Government obligations with rates ranging from of 0.125% - 2.000%, maturity dates ranging from 07/15/14 - 01/15/22 with a value of $425,144,672.	419,000,000	419,000,000

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements — (Continued)
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 12/31/13 at 0.010% to be repurchased at $575,100,320 on 01/02/14 collateralized by $585,157,000 U.S. Treasury Notes with rates ranging from of 0.250% - 1.750%, maturity dates ranging from 01/31/14 - 10/15/15 with a value of $585,277,175.	575,100,000	$575,100,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/13 at 0.020% to be repurchased at $321,700,357 on 01/02/14 collateralized by $375,420,000 U.S. Treasury Bond at 3.125% due 02/15/43 with a value of $321,453,375.	321,700,000	321,700,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/2013 at 0.000% to be repurchased at $435,000 on 01/02/14 collateralized by $410,000 U.S. Treasury Notes with rates ranging from of 0.625% - 3.625%, maturity dates ranging from 05/31/17-02/15/20 with a value of $448,002.	435,000	435,000
JPMorgan Securities, Inc. Repurchase Agreement dated 12/31/13 at 0.030% to be repurchased at $321,700,536 on 01/02/14 collateralized by $317,336,600 U.S. Treasury Note at 2.500% due 03/31/15 with a value of $326,335,949.	321,700,000	321,700,000
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/13 at 0.020% to be repurchased at $321,700,357 on 01/02/14 collateralized by $329,838,100 U.S. Treasury Note at 2.125% due 08/31/20 with a value of $325,225,644.	321,700,000	321,700,000

		2,184,135,000

Total Short-Term Investments (Cost $2,355,077,770)		2,346,978,043

Total Investments—180.0% (Cost $6,303,376,941) (j)		6,072,419,992
Other assets and liabilities (net)—(80.0)%		(2,698,427,030)

Net Assets—100.0%		$3,373,992,962

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	All or a portion of this security has been transferred in a secured-borrowing transaction, (see Note 2 of the Notes to Financial Statements)
(c)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2013, the market value of securities pledged was $7,375,975.
(d)	All or a portion of the security was pledged as collateral against open swap contracts and open forward foreign currency exchange contracts. As of December 31, 2013, the market value of securities pledged was $10,344,426.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $2,370,233.
(f)	Illiquid security. As of December 31, 2013, these securities represent 0.1% of net assets.
(g)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $11,110,214, which is 0.3% of net assets. See details shown in the Restricted Securities table that follows.
(h)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(i)	All or a portion of the security was pledged as collateral against open secured borrowing transactions. As of December 31, 2013, the value of securities pledged amounted to $11,293,776.
(j)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $6,451,541,581. The aggregate unrealized appreciation and depreciation of investments were $17,708,423 and $(396,830,012), respectively, resulting in net unrealized depreciation of $(379,121,589) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $182,585,536, which is 5.4% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(NZD)—	New Zealand Dollar
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Banco Santander Brazil S.A.	03/17/11	$1,200,000	$1,200,000	$1,200,086
SLM Student Loan Trust Series 2009-CT Class 1A	05/05/11	856,756	867,372	857,806
Slovenia Government International Bond	11/15/13	6,400,000	8,600,961	9,052,322

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	35,702,000	Societe Generale Paris	01/06/14	$31,600,055	$272,003
BRL	110,731,837	Credit Suisse International	01/03/14	47,180,161	(244,975)
BRL	9,964,661	JPMorgan Chase Bank N.A.	01/03/14	4,253,676	(30,020)
BRL	100,767,176	Morgan Stanley & Co., LLC	01/03/14	43,015,102	(303,572)
EUR	121,626,000	BNP Paribas S.A.	01/02/14	167,235,750	85,062
EUR	767,000	UBS AG Stamford	01/02/14	1,040,891	14,270
EUR	14,004,000	Deutsche Bank AG	02/04/14	19,299,725	(34,716)
GBP	1,595,000	Barclays Bank plc	01/02/14	2,596,660	44,580
MXN	109,275,488	Morgan Stanley & Co., LLC	03/06/14	8,272,492	54,945
NZD	5,641,000	UBS AG Stamford	01/06/14	4,604,100	35,060

Contracts to Deliver
AUD	35,702,000	Citibank N.A.	01/06/14	32,582,288	710,230
AUD	35,702,000	Societe Generale Paris	02/04/14	31,539,361	(272,233)
BRL	110,731,837	Credit Suisse International	01/03/14	47,268,777	333,591
BRL	9,964,661	JPMorgan Chase Bank N.A.	01/03/14	4,361,284	137,628
BRL	45,206,514	Morgan Stanley & Co., LLC	01/03/14	19,606,416	445,024
BRL	24,527,810	Morgan Stanley & Co., LLC	01/03/14	10,718,323	321,879
BRL	17,771,346	Morgan Stanley & Co., LLC	01/03/14	7,772,972	240,347
BRL	13,261,506	Morgan Stanley & Co., LLC	01/03/14	5,623,094	2,026
BRL	110,731,837	Credit Suisse International	02/04/14	46,811,176	253,080
EUR	6,000	Citibank N.A.	01/02/14	8,216	(38)
EUR	6,338,000	Deutsche Bank AG	01/02/14	8,527,177	(192,006)
EUR	3,424,000	Deutsche Bank AG	01/02/14	4,606,667	(103,728)
EUR	112,625,000	JPMorgan Chase Bank N.A.	01/02/14	151,550,115	(3,388,027)
EUR	121,626,000	BNP Paribas S.A.	02/04/14	167,232,101	(86,234)
GBP	1,595,000	Credit Suisse International	01/02/14	2,583,010	(58,230)
GBP	1,595,000	Barclays Bank plc	02/04/14	2,596,067	(44,612)
JPY	790,000,000	Citibank N.A.	02/03/14	8,130,650	628,033
JPY	10,810,000,000	Citibank N.A.	02/10/14	110,141,248	7,475,315
JPY	187,900,000	Credit Suisse International	02/18/14	1,893,380	108,761
NZD	5,641,000	Morgan Stanley & Co., LLC	01/06/14	4,630,674	(8,485)
NZD	5,641,000	UBS AG Stamford	02/04/14	4,594,594	(35,106)

Net Unrealized Appreciation					$6,359,852

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
90 Day EuroDollar Futures	09/15/14	450	USD	111,932,757	$156,618
90 Day EuroDollar Futures	03/13/17	213	USD	51,671,502	172,698
90 Day EuroDollar Futures	09/14/15	586	USD	145,220,965	4,486
90 Day EuroDollar Futures	12/14/15	397	USD	98,245,164	(111,726)
90 Day EuroDollar Futures	03/14/16	1,118	USD	276,387,690	(884,540)
90 Day EuroDollar Futures	06/13/16	613	USD	150,870,013	(294,225)
U.S. Treasury Long Bond Futures	03/20/14	204	USD	26,352,928	(177,178)

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/20/14	123	USD	15,463,570	$(328,804)
U.S. Treasury Note 5 Year Futures	03/31/14	1,348	USD	163,005,824	(2,172,574)

Net Unrealized Depreciation					$(3,635,245)

Written Options

Inflation Capped Options	Initial Index	Counterparty	Floating Rate	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	0.000	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - (Final/Index/Initial Index)] or 0	01/22/18	$(4,500,000)	$(43,650)	$(5,372)	$38,278
Floor - OTC CPURNSA Index	0.000	BNP Paribas S.A.	Maximum of [(1 + 0.000%)[10] - (Final/Index/Initial Index)] or 0	03/01/18	(3,500,000)	(30,100)	(4,877)	25,223
Floor - OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - (Final/Index/Initial Index)] or 0	03/10/20	(5,100,000)	(38,250)	(796)	37,454
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final/Index/Initial Index)] or 0	04/07/20	(49,000,000)	(436,720)	(8,399)	428,321
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final/Index/Initial Index)] or 0	09/29/20	(4,700,000)	(60,630)	(1,110)	59,520

Totals						$(609,350)	$(20,554)	$588,796

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 5-Year Interest Rate Swap	1.400%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	01/27/14	USD	(67,700,000)	$(147,884)	$(542)	$147,342
Put - OTC - 10 -Year Interest Rate Swap	2.500%	Goldman Sachs Bank USA	6-Month EUR-EURIBOR	Pay	01/27/14	EUR	(6,700,000)	(49,580)	(1,152)	48,428
Call - OTC - 10-Year Interest Rate Swap	2.000%	Goldman Sachs Bank USA	6-Month EUR-EURIBOR	Receive	01/27/14	EUR	(6,700,000)	(48,670)	(4,231)	44,439
Call - OTC - 5-Year Interest Rate Swap	1.300%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	03/17/14	USD	(122,700,000)	(148,973)	(6,871)	142,102
Put - OTC - 10 -Year Interest Rate Swap	2.500%	Barclays Bank plc	6-Month EUR-EURIBOR	Pay	01/27/14	EUR	(47,900,000)	(411,642)	(8,237)	403,405
Call - OTC - 10-Year Interest Rate Swap	2.000%	Barclays Bank plc	6-Month EUR-EURIBOR	Receive	01/27/14	EUR	(47,900,000)	(447,296)	(30,246)	417,050
Put - OTC - 5-Year Interest Rate Swap	2.850%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	04/14/14	USD	(85,300,000)	(1,023,600)	(89,991)	933,609
Put - OTC - 5-Year Interest Rate Swap	2.000%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	01/27/14	USD	(67,700,000)	(367,950)	(93,832)	274,118
Put - OTC - 2-Year Interest Rate Swap	2.000%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	03/31/14	USD	(125,900,000)	(131,440)	(227,834)	(96,394)
Put - OTC - 2-Year Interest Rate Swap	2.000%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	04/14/16	USD	(434,100,000)	(1,069,702)	(785,565)	284,137
Put - OTC - 5-Year Interest Rate Swap	1.900%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	03/17/14	USD	(122,700,000)	(516,492)	(930,679)	(414,187)

Totals								$(4,363,229)	$(2,179,180)	$2,184,049

Options on Exchange-Traded Futures Contracts	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Depreciation
Put - 3-Year Eurodollar Mid Curve Futures	97.375	03/14/14	(205)	$(71,405)	$(102,500)	(31,095)

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

Swap Agreements

OTC interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL CDI	7.900%	01/02/15	JPMorgan Chase Bank N.A.	BRL	50,400,000	$(492,261)	$(179,944)	$(312,317)
Pay	1-Year BRL CDI	10.410%	01/02/15	UBS AG Stamford	BRL	9,000,000	6,855	5,334	1,521
Pay	1-Year BRL CDI	8.260%	01/02/15	UBS AG Stamford	BRL	104,400,000	(619,519)	127,055	(746,574)
Pay	1-Year BRL CDI	10.910%	01/02/17	Deutsche Bank AG	BRL	1,400,000	(10,841)	(792)	(10,049)
Pay	1-Year BRL CDI	10.910%	01/02/17	Goldman Sachs Bank USA	BRL	99,800,000	(772,808)	(28,105)	(744,703)
Pay	1-Year BRL CDI	10.910%	01/02/17	UBS AG Stamford	BRL	9,600,000	(74,338)	11,387	(85,725)
Pay	1-Month EUR FRCPXTOB	2.150%	04/01/21	BNP Paribas S.A.	EUR	3,200,000	192,836	37,259	155,577
Pay	1-Month EUR FRCPXTOB	2.150%	04/01/21	Citibank N.A.	EUR	2,700,000	162,705	42,131	120,574
Pay	1-Month EUR FRCPXTOB	2.150%	04/01/21	Credit Suisse International	EUR	2,100,000	126,548	3,291	123,257
Pay	1-Month EUR FRCPXTOB	2.150%	04/01/21	Deutsche Bank AG	EUR	8,200,000	494,141	156,053	338,088
Pay	1-Month EUR FRCPXTOB	2.150%	04/01/21	Goldman Sachs Bank USA	EUR	8,700,000	524,272	76,648	447,624
Pay	1-Month EUR FRCPXTOB	2.150%	04/01/21	Morgan Stanley Capital Services, LLC	EUR	2,900,000	174,757	(10,586)	185,343
Pay	1-Month EUR FRCPXTOB	2.100%	07/25/21	BNP Paribas S.A.	EUR	6,300,000	422,885	(60,766)	483,651
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/21	BNP Paribas S.A.	EUR	1,800,000	51,648	(4,423)	56,071
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/21	Barclays Bank plc	EUR	18,200,000	522,212	(123,521)	645,733
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/21	Citibank N.A.	EUR	3,800,000	109,033	5,339	103,694
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/21	Credit Suisse International	EUR	1,900,000	54,517	(1,578)	56,095
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/21	Deutsche Bank AG	EUR	1,500,000	43,039	3,802	39,237
Pay	1-Month EUR FRCPXTOB	2.100%	07/25/21	JPMorgan Chase Bank N.A.	EUR	2,500,000	167,811	(24,033)	191,844
Pay	1-Month EUR FRCPXTOB	2.100%	07/25/21	Societe Generale Paris	EUR	4,200,000	281,923	(35,687)	317,610
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/23	Citibank N.A.	EUR	1,400,000	19,628	17,440	2,188
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/23	Credit Suisse International	EUR	2,100,000	29,441	15,260	14,181
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/23	Deutsche Bank AG	EUR	3,300,000	46,265	34,598	11,667
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/23	Morgan Stanley Capital Services, LLC	EUR	100,000	1,402	1,107	295
Pay	1-Month EUR FRCPXTOB	1.950%	07/25/23	Societe Generale Paris	EUR	8,600,000	120,570	71,253	49,317
Pay	1-Month EUR FRCPXTOB	2.108%	10/08/23	Barclays Bank plc	EUR	30,000,000	990,504	114,032	876,472
Pay	1-Month EUR FRCPXTOB	2.108%	10/08/23	Citibank N.A.	EUR	3,800,000	125,464	48,295	77,169
Pay	1-Month EUR FRCPXTOB	2.108%	10/08/23	Deutsche Bank AG	EUR	3,800,000	125,464	47,781	77,683
Receive	3-Month USD CPURNSA	1.728%	12/19/15	Deutsche Bank AG	USD	10,600,000	1,855	530	1,325
Receive	3-Month USD CPURNSA	1.730%	04/15/16	Goldman Sachs Bank USA	USD	177,900,000	(504,702)	(199,939)	(304,763)
Receive	3-Month USD CPURNSA	1.940%	10/07/16	Deutsche Bank AG	USD	29,500,000	(125,965)	—	(125,965)
Receive	3-Month USD CPURNSA	1.860%	11/05/16	Deutsche Bank AG	USD	32,300,000	(55,072)	—	(55,072)
Receive	3-Month USD CPURNSA	1.825%	11/29/16	BNP Paribas S.A.	USD	13,100,000	(4,048)	(2,972)	(1,076)
Receive	3-Month USD CPURNSA	1.825%	11/29/16	Deutsche Bank AG	USD	22,200,000	(6,860)	(9,106)	2,246
Receive	3-Month USD CPURNSA	1.845%	11/29/16	Deutsche Bank AG	USD	16,400,000	(15,088)	—	(15,088)
Receive	3-Month USD CPURNSA	2.415%	02/12/17	Goldman Sachs Bank USA	USD	39,500,000	(1,028,185)	21,811	(1,049,996)
Receive	3-Month USD CPURNSA	1.908%	04/15/17	Barclays Bank plc	USD	12,300,000	(63,776)	—	(63,776)
Receive	3-Month USD CPURNSA	1.942%	04/15/17	Goldman Sachs Bank USA	USD	101,400,000	(672,282)	—	(672,282)
Receive	3-Month USD CPURNSA	2.250%	07/15/17	BNP Paribas S.A.	USD	27,900,000	(694,096)	33,197	(727,293)
Receive	3-Month USD CPURNSA	2.018%	08/19/17	Barclays Bank plc	USD	39,600,000	(151,985)	(11,377)	(140,608)
Receive	3-Month USD CPURNSA	2.315%	11/16/17	Deutsche Bank AG	USD	12,700,000	(323,494)	—	(323,494)
Receive	3-Month USD CPURNSA	2.175%	10/01/18	Goldman Sachs Bank USA	USD	43,400,000	(268,038)	42,961	(310,999)
Receive	3-Month USD CPURNSA	2.173%	11/01/18	Deutsche Bank AG	USD	21,800,000	(121,121)	—	(121,121)
Receive	3-Month USD CPURNSA	2.500%	07/15/22	BNP Paribas S.A.	USD	9,500,000	(205,970)	137,800	(343,770)
Receive	3-Month USD CPURNSA	2.500%	07/15/22	Deutsche Bank AG	USD	5,900,000	(127,918)	40,726	(168,644)
Receive	3-Month USD CPURNSA	2.560%	05/08/23	Deutsche Bank AG	USD	32,900,000	(579,435)	—	(579,435)

Totals							$(2,122,027)	$402,261	$(2,524,288)

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

Centrally cleared interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Receive	3-Month USD-LIBOR	2.750%	06/19/43	USD	63,900,000	$10,127,171
Receive	3-Month USD-LIBOR	3.500%	12/18/43	USD	90,200,000	3,395,402
Receive	6-Month JPY-LIBOR	1.000%	09/18/23	JPY	6,910,000,000	(61,285)

Total						$13,461,288

OTC Credit Default Swaps on corporate issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(b)	Notional Amount(c)		Market Value	Upfront Premium Paid	Unrealized Depreciation
D.R. Horton, Inc. 5.375%, due 6/15/2012	(1.000%)	03/20/15	JPMorgan Chase Bank N.A.	0.255%	USD	7,500,000	$(68,552)	$403,143	$(471,695)
Intesa Sanpaolo S.p.A. 4.750%, due 6/15/2017	(3.000%)	03/20/14	Goldman Sachs International	0.108%	EUR	7,000,000	(61,055)	405,885	(466,940)
Intesa Sanpaolo S.p.A. 4.750%, due 6/15/2017	(3.000%)	03/20/14	JPMorgan Chase Bank N.A.	0.108%	USD	16,400,000	(103,989)	768,895	(872,884)

Totals							$(233,596)	$1,577,923	$(1,811,519)

Securities in the amount of $8,725,458 have been received at the custodian bank as collateral for swap contracts.

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CDI)—	Brazil InterBank Deposit Rate
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(EUR)—	Euro
(EURIBOR)—	Euro InterBank Offered Rate
(FRCPXTOB)—	France Consumer price ex-Tobacco Index
(GBP)—	British Pound
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,157,151,828	$—	$3,157,151,828
Total Foreign Government*	—	198,016,328	—	198,016,328
Total Corporate Bonds & Notes*	—	148,601,989	—	148,601,989
Total Mortgage-Backed Securities*	—	129,550,831	—	129,550,831
Total Asset-Backed Securities*	—	82,590,250	—	82,590,250
Total Floating Rate Loan*	—	7,173,024	—	7,173,024
Total Convertible Preferred Stock*	994,500	—	—	994,500
Total Purchased Option*	—	777,734	—	777,734
Total Municipals	—	585,465	—	585,465
Short-Term Investments
Discount Notes	—	35,889,646	—	35,889,646
Foreign Government	—	110,194,983	—	110,194,983
U.S. Treasury	—	16,758,414	—	16,758,414
Repurchase Agreements	—	2,184,135,000	—	2,184,135,000
Total Short-Term Investments	—	2,346,978,043	—	2,346,978,043
Total Investments	$994,500	$6,071,425,492	$—	$6,072,419,992

Secured Borrowings (Liability)	$—	$(2,718,287,081)	$—	$(2,718,287,081)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$11,161,834	$—	$11,161,834
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(4,801,982)	—	(4,801,982)
Total Forward Contracts	$—	$6,359,852	$—	$6,359,852
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$333,802	$—	$—	$333,802
Futures Contracts (Unrealized Depreciation)	(3,969,047)	—	—	(3,969,047)
Total Futures Contracts	$(3,635,245)	$—	$—	$(3,635,245)
Written Options
Inflation Capped Options at Value	$—	$(20,554)	$—	$(20,554)
Interest Rate Swaptions at Value	—	(2,179,180)	—	(2,179,180)
Options on Exchange-Traded Futures Contracts at Value	(102,500)	—	—	(102,500)
Total Written Options	$(102,500)	$(2,199,734)	$—	$(2,302,234)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$13,522,573	$—	$13,522,573
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(61,285)	—	(61,285)
Total Centrally Cleared Swap Contracts	$—	$13,461,288	$—	$13,461,288

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$4,795,775	$—	$4,795,775
OTC Swap Contracts at Value (Liabilities)	—	(7,151,398)	—	(7,151,398)
Total OTC Swap Contracts	$—	$(2,355,623)	$—	$(2,355,623)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Realized Loss	Change in Unrealized Appreciation	Sales		Balance as of December 31, 2013	Change in Unrealized Appreciation/ (Depreciation) from investments still held at December 31, 2013
Asset-Backed Securities
Asset-Backed - Automobile	$282,112	$(1,093)	$4,152	$(285,171	)(a)	$—	$—

(a)	Sales included principal reductions

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$3,888,284,992
Repurchase Agreements	2,184,135,000
Cash denominated in foreign currencies (b)	2,768,911
Cash collateral (c)	4,607,500
OTC swap contracts at market value (d)	4,795,775
Unrealized appreciation on forward foreign currency exchange contracts	11,161,834
Receivable for:
Fund shares sold	1,214,436
Principal paydowns	3,830
Interest	16,395,734
Deferred dollar roll income	960,019
Variation margin on swap contracts	2,104,896
Prepaid expenses	9,712
Other assets	409,653

Total Assets	6,116,852,292
Liabilities
Due to custodian	3,572
Written options at value (e)	2,302,234
Secured borrowings	2,718,287,081
OTC swap contracts at market value (f)	7,151,398
Cash collateral (g)	5,244,000
Unrealized depreciation on forward foreign currency exchange contracts	4,801,982
Payables for:
Investments purchased	757,365
Fund shares redeemed	1,824,708
Variation margin on futures contracts	403,103
Interest on OTC swap contracts	16,484
Accrued Expenses:
Management fees	1,347,642
Distribution and service fees	347,777
Deferred trustees’ fees	53,884
Other expenses	318,100

Total Liabilities	2,742,859,330

Net Assets	$3,373,992,962

Net Assets Consist of:
Paid in surplus	$3,711,838,893
Undistributed net investment income	49,723,806
Accumulated net realized loss	(170,486,505)
Unrealized depreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	(217,083,232)

Net Assets	$3,373,992,962

Net Assets
Class A	$1,731,797,093
Class B	1,593,843,165
Class E	48,352,704
Capital Shares Outstanding*
Class A	174,069,001
Class B	161,299,226
Class E	4,885,515
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.95
Class B	9.88
Class E	9.90

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $4,119,241,941.
(b)	Identified cost of cash denominated in foreign currencies was $2,796,503.
(c)	Includes collateral of $1,405,000 for futures contracts and $3,202,500 for centrally cleared swap contracts.
(d)	Net premium paid on OTC swap contracts was $419,559.
(e)	Premiums received on written options were $5,043,984.
(f)	Net premium paid on OTC swap contracts was $1,560,625.
(g)	Includes collateral of $2,065,000 for forward foreign currency contracts, $3,165,000 for OTC swap contracts, $14,000 for reverse repurchase agreements.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$67,500
Interest	49,054,644

Total investment income	49,122,144

Expenses
Management fees	16,609,204
Administration fees	86,041
Custodian and accounting fees	594,979
Distribution and service fees—Class B	4,504,704
Distribution and service fees—Class E	90,368
Interest expense	1,835,664
Audit and tax services	123,998
Legal	23,321
Trustees’ fees and expenses	30,452
Shareholder reporting	239,185
Insurance	22,122
Miscellaneous	20,325

Total expenses	24,180,363

Net Investment Loss	24,941,781

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,274,953)
Futures contracts	64,791
Written options	5,144,207
Swap contracts	(4,247,819)
Foreign currency transactions	32,897,382

Net realized gain	31,583,608

Net change in unrealized appreciation (depreciation) on:
Investments	(401,241,194)
Futures contracts	(4,043,835)
Written options	1,869,475
Swap contracts	6,940,751
Foreign currency transactions	(802,002)

Net change in unrealized depreciation	(397,276,805)

Net realized and unrealized loss	(365,693,197)

Net Decrease in Net Assets From Operations	$(340,751,416)

MIST-17

See accompanying notes to financial statements.

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,941,781	$57,240,269
Net realized gain	31,583,608	70,588,931
Net change in unrealized appreciation (depreciation)	(397,276,805)	193,939,080

Increase (decrease) in net assets from operations	(340,751,416)	321,768,280

From Distributions to Shareholders
Net investment income
Class A	(38,778,159)	(53,342,842)
Class B	(39,507,606)	(58,088,625)
Class E	(1,439,192)	(2,029,280)
Net realized capital gains
Class A	(92,280,355)	(97,891,576)
Class B	(105,520,314)	(114,231,139)
Class E	(3,658,670)	(3,877,625)

Total distributions	(281,184,296)	(329,461,087)

Increase in net assets from capital share transactions	265,074,852	314,104,962
Total increase (decrease) in net assets	(356,860,860)	306,412,155

Net Assets
Beginning of period	3,730,853,822	3,424,441,667

End of period	$3,373,992,962	$3,730,853,822

Undistributed net investment income
End of period	$49,723,806	$73,629,142

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	31,780,025	$333,464,689	13,387,571	$157,992,826
Reinvestments	11,979,754	131,058,514	13,539,339	151,234,418
Redemptions	(12,071,370)	(128,685,404)	(16,943,909)	(198,039,040)

Net increase	31,688,409	$335,837,799	9,983,001	$111,188,204

Class B
Sales	16,133,362	$172,366,442	24,402,427	$286,988,583
Reinvestments	13,317,532	145,027,920	15,496,382	172,319,764
Redemptions	(36,151,639)	(377,009,503)	(22,798,433)	(265,107,764)

Net increase (decrease)	(6,700,745)	$(59,615,141)	17,100,376	$194,200,583

Class E
Sales	598,602	$6,457,554	1,224,519	$14,365,196
Reinvestments	467,694	5,097,862	530,719	5,906,905
Redemptions	(2,167,447)	(22,703,222)	(988,046)	(11,555,926)

Net increase (decrease)	(1,101,151)	$(11,147,806)	767,192	$8,716,175

Increase derived from capital shares transactions		$265,074,852		$314,104,962

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2013

Cash Flows From Operating Activities
Net decrease in net assets from operations	$(340,751,416)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Investments purchased	(1,777,016,997)
Proceeds from investments sold	2,209,939,469
Purchases of short-term investments, net	(638,008,018)
Net amortization/accretion of premium (discount)	12,836,348
Premium received on open written options, net	4,454,834
Decrease in interest receivable	1,341,595
Increase in cash collateral, asset	(4,592,500)
Increase in swap contracts at market value, asset	(842,601)
Increase in receivable for principal paydowns	(3,830)
Increase in receivable for variation margin on swap contracts	(917,780)
Decrease in interest receivable on swap contracts	22,180
Decrease in receivable for swap contracts cash collateral	690,000
Increase in receivable for deferred dollar roll income, asset	(960,019)
Decrease in unrealized appreciation on forward foreign currency exchange contracts	809,361
Decrease in receivable for TBA securities sold	5,432,813
Increase in other assets and prepaid expenses	(22,058)
Increase in payable for investments purchased	611,759
Decrease in payable for forward sales commitments, at value	(5,432,814)
Decrease in cash collateral, liability	(6,896,000)
Increase in swap contracts at market value, liability	6,198,221
Increase in payable for variation margin on futures contracts	383,030
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(133,993)
Decrease in interest payable on swap contracts	(22,614)
Decrease in accrued management fees	(133,582)
Decrease in accrued distribution and service fees	(83,003)
Increase in deferred trustees’ fees	18,259
Decrease in other expenses	(1,848)
Net realized gain from investments and written options	(2,869,254)
Net change in unrealized (appreciation) depreciation on investments and written options	399,371,719

Net cash used in operating activities	$(136,578,739)

Cash Flows From Financing Activities
Proceeds from shares sold, including decrease in receivable for shares sold	512,298,982
Payment on shares redeemed, including increase in payable for shares redeemed	(528,030,004)
Proceeds from issuance of reverse repurchase agreements	80,754,250
Repayment of reverse repurchase agreements	(80,754,250)
Proceeds from secured borrowings	20,365,772,042
Repayment of secured borrowings	(20,210,850,806)
Decrease in due to custodian bank	(294,445)

Net cash provided by financing activities	$138,895,769

Net increase in cash and foreign currency (a)	$2,317,030

Cash and cash in foreign currency at beginning of year	$451,881

Cash and cash in foreign currency at end of year	$2,768,911

Supplemental disclosure of cash flow information:
Non cash financing activities included herein consist of reinvestment of dividends and distributions:	$281,184,296

Cash paid for interest and fees on borrowings:	$1,835,664

(a)	Includes net change in unrealized depreciation on foreign currency of $(22,464).

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.83	$11.91	$11.43	$11.17	$9.84

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.20	0.24	0.16	0.29
Net realized and unrealized gain (loss) on investments	(1.07)	0.85	1.02	0.71	1.46

Total from investment operations	(0.98)	1.05	1.26	0.87	1.75

Less Distributions
Distributions from net investment income	(0.27)	(0.40)	(0.22)	(0.30)	(0.42)
Distributions from net realized capital gains	(0.63)	(0.73)	(0.56)	(0.31)	0.00

Total distributions	(0.90)	(1.13)	(0.78)	(0.61)	(0.42)

Net Asset Value, End of Period	$9.95	$11.83	$11.91	$11.43	$11.17

Total Return (%) (b)	(8.98)	9.33	11.48	8.00	18.37

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.55	0.58	0.51	0.51	0.53
Ratio of expenses to average net assets excluding interest expense (%)	0.50	0.50	0.50	0.51	0.53
Ratio of net investment income to average net assets (%)	0.83	1.70	2.07	1.38	2.78
Portfolio turnover rate (%)	44 (c)	53	458	527	668
Net assets, end of period (in millions)	$1,731.8	$1,685.0	$1,576.3	$1,273.4	$1,160.3

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.76	$11.84	$11.38	$11.13	$9.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06	0.17	0.21	0.13	0.27
Net realized and unrealized gain (loss) on investments	(1.07)	0.85	1.01	0.71	1.45

Total from investment operations	(1.01)	1.02	1.22	0.84	1.72

Less Distributions
Distributions from net investment income	(0.24)	(0.37)	(0.20)	(0.28)	(0.39)
Distributions from net realized capital gains	(0.63)	(0.73)	(0.56)	(0.31)	0.00

Total distributions	(0.87)	(1.10)	(0.76)	(0.59)	(0.39)

Net Asset Value, End of Period	$9.88	$11.76	$11.84	$11.38	$11.13

Total Return (%) (b)	(9.27)	9.13	11.14	7.76	18.05

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.83	0.76	0.76	0.78
Ratio of expenses to average net assets excluding interest expense (%)	0.75	0.75	0.75	0.76	0.78
Ratio of net investment income (loss) to average net assets (%)	0.58	1.46	1.83	1.13	2.55
Portfolio turnover rate (%)	44 (c)	53	458	527	668
Net assets, end of period (in millions)	$1,593.8	$1,975.4	$1,786.3	$1,391.6	$971.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.78	$11.85	$11.39	$11.13	$9.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.07	0.18	0.22	0.14	0.28
Net realized and unrealized gain (loss) on investments	(1.07)	0.86	1.00	0.71	1.45

Total from investment operations	(1.00)	1.04	1.22	0.85	1.73

Less Distributions
Distributions from net investment income	(0.25)	(0.38)	(0.20)	(0.28)	(0.40)
Distributions from net realized capital gains	(0.63)	(0.73)	(0.56)	(0.31)	0.00

Total distributions	(0.88)	(1.11)	(0.76)	(0.59)	(0.40)

Net Asset Value, End of Period	$9.90	$11.78	$11.85	$11.39	$11.13

Total Return (%) (b)	(9.17)	9.22	11.18	7.90	18.15

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.70	0.73	0.66	0.66	0.68
Ratio of expenses to average net assets excluding interest expense (%)	0.65	0.65	0.65	0.66	0.68
Ratio of net investment income (loss) to average net assets (%)	0.68	1.54	1.91	1.24	2.63
Portfolio turnover rate (%)	44 (c)	53	458	527	668
Net assets, end of period (in millions)	$48.4	$70.5	$61.9	$52.8	$48.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 39% for 2013.

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-22

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

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Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures and swap transactions, foreign currency transactions, distribution re-designations, options transactions, paydown, premium amortization, deferred deflation adjustments and treasury rolls. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral, including interest, be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform

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Notes to Financial Statements—December 31, 2013—(Continued)

an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $2,184,135,000, which is reflected as Repurchase agreements on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as Reverse repurchase agreements on the Statement of Assets and Liabilities. For the year ended December 31, 2013, the Portfolio had an outstanding reverse repurchase agreement balance of 34 days. The average amount of borrowings was $45,918,147 and the weighted average interest rate was 0.19% during the 34 day period.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2013, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and sovereign debt securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2013, the Portfolio’s average amount of borrowings was $1,012,143,211 and the weighted average interest rate was 0.181%. For the year ended December 31, 2013, the Portfolio had an outstanding secured borrowing transaction balance for 365 days.

At December 31, 2013, the amount of the Portfolio’s outstanding borrowings was $2,718,287,081. Securities with an aggregate market value of $11,293,776 have been pledged and securities in the amount of $679,880 have been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2013. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA agreement and net of the related collateral pledged or received by the Portfolio as of December 31, 2013:

Counterparty	Secured Borrowing Liability Subject to a MNA	Financial Instruments Available for Offset	Collateral Pledged(a)	Collateral Received(a)	Net Amount[b]
Barclays Capital Inc.	$1,738,440,872	$(1,718,313,558)	$(10,216,062)	$0	$9,911,252
Goldman Sachs & Co.	323,658,629	(320,159,192)	(1,077,714)	0	2,421,723
BNP Paribas Securities Corp.	304,079,160	(301,301,600)	0	679,880	3,457,440
Morgan Stanley & Co. LLC	352,108,420	(347,847,931)	0	0	4,260,489

	$2,718,287,081	$(2,687,622,281)	$(11,293,776)	$679,880	$20,050,904

a	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction
b	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

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Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more

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sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the

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option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a

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minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

MIST-29

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	777,734
	OTC swap contracts at market value (b)	$4,795,775	OTC swap contracts at market value (b)	$6,917,802
	Unrealized appreciation on centrally cleared swap contracts* (c)	13,522,573	Unrealized depreciation on centrally cleared swap contracts* (c)	61,285
	Unrealized appreciation on futures contracts** (c)	333,802	Unrealized depreciation on futures contracts** (c)	3,969,047
			Written options at value (d)	2,302,234
Credit			OTC swap contracts at market value (b)	233,596
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	11,161,834	Unrealized depreciation on forward foreign currency exchange contracts	4,801,982

Total		$30,591,718		$18,285,946

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Includes purchased options which are part of investments as shown in the Statement of Assets and Liabilities.
(b)	Excludes interest payable on OTC swap contracts of $16,484.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes an exchange traded written option with a value of $102,500 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-30

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,557,296	$(298,856)	$(260,000)	$998,440
BNP Paribas S.A.	752,431	(752,431)	—	—
Citibank N.A.	9,230,408	(9,547)	(8,725,458)	495,403
Credit Suisse International	905,938	(303,205)	(210,000)	392,733
Deutsche Bank AG	1,488,498	(1,488,498)	—	—
Goldman Sachs Bank USA	524,272	(524,272)	—	—
JPMorgan Chase Bank N.A.	305,439	(305,439)	—	—
Morgan Stanley & Co., LLC	1,064,221	(312,057)	(752,164)	—
Morgan Stanley Capital Services, LLC	176,159	(176,159)	—	—
Societe Generale Paris	674,496	(272,233)	(340,000)	62,263
UBS AG Stamford	56,185	(56,185)	—	—

	$16,735,343	$(4,498,882)	$(10,287,622)	$1,948,839

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$298,856	$(298,856)	$—	$—
BNP Paribas S.A.	995,225	(752,431)	—	242,794
Citibank N.A.	9,547	(9,547)	—	—
Credit Suisse International	303,205	(303,205)	—	—
Deutsche Bank AG	1,792,403	(1,488,498)	(303,905)	—
Goldman Sachs Bank USA	4,511,156	(524,272)	(3,986,884)	—
Goldman Sachs International	61,055	—	—	61,055
JPMorgan Chase Bank N.A.	4,082,849	(305,439)	(3,777,410)	—
Morgan Stanley & Co., LLC	312,057	(312,057)	—	—
Morgan Stanley Capital Services, LLC	785,565	(176,159)	(609,406)	—
Societe Generale Paris	272,233	(272,233)	—	—
UBS AG Stamford	728,963	(56,185)	(624,213)	48,565

	$14,153,114	$(4,498,882)	$(9,301,818)	$352,414

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$1,395	$—	$—	$1,395
Forward foreign currency transactions	—	—	33,345,831	33,345,831
Futures contracts	64,791	—	—	64,791
Swap contracts	(4,345,420)	97,601	—	(4,247,819)
Written options	4,893,414	—	250,793	5,144,207

	$614,180	$97,601	$33,596,624	$34,308,405

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Investments (a)	$403,869	$—	$—	$403,869
Forward foreign currency transactions	—	—	(675,368)	(675,368)
Futures contracts	(4,043,835)	—	—	(4,043,835)
Swap contracts	7,476,625	(535,874)	—	6,940,751
Written options	1,869,475	—	—	1,869,475

	$5,706,134	$(535,874)	$(675,368)	$4,494,892

MIST-31

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$22,850,000
Forward Foreign currency transactions	1,093,438,851
Futures contracts long	592,322,283
Futures contracts short	(52,322,074)
Swap contracts	713,321,561
Written options	(1,137,900,198)

‡	Averages are based on activity levels during 2013.
(a)	Includes purchased options which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

Written Options

The Portfolio transactions in written options during the year December 31, 2013:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	242,700,000	—	$1,630,388
Options written	2,577,100,000	195	2,504,460
Options bought back	(83,000,000)	—	(916,940)
Options exercised	(54,900,000)	—	(619,470)
Options expired	(2,436,900,000)	(195)	(1,805,615)

Options outstanding December 31, 2013	245,000,000	—	$792,823

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	400,100,000	—	$4,102,969
Options written	3,565,200,000	400	8,236,449
Options bought back	(138,900,000)	—	(866,545)
Options exercised	(365,300,000)	(195)	(1,658,454)
Options expired	(2,504,000,000)	—	(5,563,257)

Options outstanding December 31, 2013	957,100,000	205	$4,251,162

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

MIST-32

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSFTAs govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTAs maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$1,497,993,922	$252,128,331	$1,352,858,050	$628,016,251

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2013 were as follows:

Purchases	Sales
$171,079,609	$170,743,945

MIST-33

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$16,609,204	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-34

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$278,481,724	$310,184,267	$2,702,572	$19,276,820	$281,184,296	$329,461,087

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$54,344,055	$—	$(366,129,865)	$—	$(26,006,240)	$(337,792,050)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Portfolio had post-enactment short-term capital losses of $10,695,752 and post-enactment long-term capital losses of $15,310,488.

MIST-35

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Inflation Protected Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PIMCO Inflation Protected Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2013, and the related statement of operations and the statement of cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIMCO Inflation Protected Bond Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-36

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-37

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-38

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the PIMCO Inflation Protected Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-39

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the PIMCO Inflation Protected Bond Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2013. The Board noted that the Portfolio underperformed its Lipper Index for the one-year period ended June 30, 2013 and outperformed its Lipper Index for the three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the one- and three- year periods ended October 31, 2013 and outperformed its benchmark for the five-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as

MIST-40

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the PIMCO Inflation Protected Bond Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were slightly above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the PIMCO Inflation Protected Bond Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-41

Met Investors Series Trust

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-42

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned -1.72%, -1.92%, and -1.82%, respectively. The Portfolio’s benchmark, the Barclays U.S. Aggregate Bond Index1, returned -2.02%.

MARKET ENVIRONMENT / CONDITIONS

The beginning of 2013 saw U.S. equity indices reach new highs and U.S. Treasuries sell off across the curve as signs of renewed momentum in the world’s largest economy fueled risk appetite. Investors discounted negative fiscal policy developments—including Congress’ failure to reach a deal on sequestration—and instead focused on positive news out of the housing and labor markets.

During the second quarter, conditions in financial markets deteriorated as investors reacted to signals by the Federal Reserve (the “Fed”) that it would begin to slow the pace of asset purchases later in the year. The shift in tone fueled a broad-based sell-off of fixed income assets, undermining market liquidity, and sending yields higher across the risk spectrum. While the Fed’s choice to later eschew market consensus and delay tapering in the third quarter left investors in a state of disbelief, a few key factors guided its hand. Chief among them: economic data. Ever since the Fed began hinting at tapering in the spring, headline indicators of economic growth had been unconvincing.

The Fed also kept a wary eye on the uncertain fiscal policy landscape going into the fourth quarter. The economy was unlikely to escape both a government shutdown and another debt ceiling debate unscathed. Against this backdrop of elevated economic and fiscal policy uncertainty, the Fed continued to enhance one source of certainty for investors: the policy rate. The Fed would not begin hiking rates until a “considerable time” after the third quantitative easing (“QE3”) had been wound down; the longer the withdrawal from QE3 was delayed, the further the Fed would push out the eventual first rate hike.

In December, after months of preparation and intense data watching, the Fed announced its intention to begin gradually exiting its bond buying program. In January 2014 the Fed will reduce—or “taper”—its quantitative easing program from $85 billion to $75 billion per month. As expected, in order to anchor the front-end of the yield curve, the Federal Open Market Committee provided even greater assurances that the policy rate would remain near the zero bound until signs of sustainable growth were more broadly evident. Thus far, its ‘forward guidance’ had consisted of providing an unemployment threshold for potential action, but in December it added that it would likely maintain the current target range for the federal funds rate well past the time that the unemployment rate declines below 6.5%, especially if projected inflation continues to run below the 2% longer-run goal. While the markets had months to prepare for the announcement, equities and other risk assets soared in reaction to the news while bond markets saw yields drift higher.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Tactical duration positioning, including an underweight to U.S. duration relative to the benchmark over a significant part of the year, was positive for returns. An underweight to longer-dated maturities, implemented through the use of cash bonds and pay-fixed interest rate swaps, was positive for the Portfolio’s performance as longer-dated rates rose in 2013. Additionally, a focus on the front end of the yield curve, particularly during the second half of the year, contributed to performance as lower maturity Treasuries remained anchored by the Fed’s forward guidance of continued low rates. An underweight to Investment Grade Corporate Securities during the year was negative for returns, as spreads narrowed and the sector outperformed like-duration Treasuries. An allocation to Non-Agency Mortgage-Backed Securities was positive for performance as the sector continued to benefit from the ongoing housing recovery.

Beyond the core sectors, exposure to High Yield financial company bonds added to performance as high yield bonds posted strong positive returns in 2013. Exposure to Emerging Market local interest rates in Brazil detracted from Portfolio performance as rates rose due to central bank rate hikes and inflation concerns. Additionally, exposure to Treasury Inflation-Protected Securities (“TIPS”) was negative for returns relative to nominal Treasuries as breakeven inflation levels (the difference between nominal and real yields) narrowed over the year. Finally, modest exposure to Build America Bonds was positive for Portfolio performance, as this sector outperformed like-duration Treasuries.

At period end, the Portfolio was positioned slightly below benchmark-level duration, concentrating exposure on the front-end of the yield curve while maintaining an underweight position to longer maturity securities. The Portfolio maintained TIPS exposure on the 10-20 year segment of the real yield curve as break-even levels underpriced the potential for secular inflation.

MIST-1

Met Investors Series Trust

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

With regards to credit, the Portfolio maintained an overall underweight to Corporate Bonds, favoring other spread sectors, but participated in select compelling corporate opportunities identified through bottom-up credit analysis. Within Agency Mortgage-Backed Securities (“MBS”), the Portfolio was focused on security selection to capitalize on relative value opportunities within the coupon stack. At year end the Portfolio continued to hold Non-Agency MBS positions as a source of additional yield. Non-U.S. exposures in the Portfolio were focused on Canada, Mexico, Italy, and Spain and within Emerging Markets, including Mexico and Brazil, which are high quality credits that offer high real interest rates. We maintained our exposure to high quality Municipal Bonds that offer attractive yields and we continued to maintain an overall neutral currency stance as long as central bank actions continue to drive high levels of volatility.

William Gross

Portfolio Manager

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	-1.72	7.41	5.78
Class B	-1.92	7.14	5.51
Class E	-1.82	7.25	5.61
Barclays U.S. Aggregate Bond Index	-2.02	4.44	4.55

1 The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	72.9
Corporate Bonds & Notes	10.3
Foreign Government	7.0
Mortgage-Backed Securities	3.6
Municipals	3.4
Asset-Backed Securities	2.1
Convertible Preferred Stocks	0.4
Preferred Stocks	0.3

MIST-3

Met Investors Series Trust

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.51%	$1,000.00	$1,011.10	$2.59
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B	Actual	0.76%	$1,000.00	$1,010.40	$3.85
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class E	Actual	0.66%	$1,000.00	$1,010.30	$3.34
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-4

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—81.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—42.7%
Fannie Mae 10 Yr. Pool
2.500%, 08/01/22	373,451	$381,251
3.000%, 12/01/20	338,102	350,653
3.000%, 02/01/21	959,464	995,104
3.000%, 08/01/21	685,456	710,876
3.000%, 11/01/21	172,763	179,173
3.000%, 03/01/22	733,666	760,954
3.000%, 05/01/22	2,389,076	2,477,993
4.000%, 05/01/19	33,564	35,615
4.500%, 05/01/14	115,627	122,926
4.500%, 07/01/14	281,385	299,150
4.500%, 10/01/14	343,353	365,029
4.500%, 01/01/15	384,028	408,273
4.500%, 05/01/15	308,659	328,145
4.500%, 03/01/18	134,919	143,465
4.500%, 07/01/18	150,600	160,164
4.500%, 11/01/18	42,754	45,470
4.500%, 12/01/18	28,828	30,655
4.500%, 04/01/19	722,701	768,326
4.500%, 05/01/19	1,130,806	1,203,088
5.500%, 11/01/17	147,281	156,570
5.500%, 09/01/18	265,827	282,824
5.500%, 10/01/18	122,695	130,525
Fannie Mae 15 Yr. Pool
3.000%, 02/01/27	111,099	113,501
3.000%, 05/01/27	346,155	353,658
3.000%, 06/01/27	1,537,096	1,570,547
3.000%, 08/01/27	9,880,185	10,094,150
3.000%, 09/01/27	389,175	397,621
3.000%, 11/01/27	3,509,306	3,584,616
3.000%, 01/01/28	994,286	1,015,911
3.000%, 03/01/28	98,165	100,363
3.000%, 04/01/28	748,184	765,166
3.000%, 05/01/28	2,978,712	3,042,187
3.000%, 09/01/28	2,194,348	2,242,108
3.000%, 10/01/28	4,455,702	4,550,826
3.000%, 11/01/28	43,960,435	44,903,531
3.000%, 12/01/28	3,980,247	4,065,334
3.000%, TBA (a)	10,000,000	10,205,078
3.500%, 12/01/26	4,003,206	4,188,891
3.500%, TBA (a)	69,000,000	72,156,212
4.000%, 07/01/18	9,903	10,486
4.000%, 08/01/18	3,924	4,159
4.000%, 09/01/18	2,190	2,321
4.000%, 05/01/19	2,074,720	2,199,205
4.000%, 07/01/19	968,348	1,025,968
4.000%, 08/01/20	486,837	515,731
4.000%, 03/01/22	107,700	114,063
4.000%, 04/01/24	105,288	111,623
4.000%, 05/01/24	4,157,526	4,409,688
4.000%, 06/01/24	4,666,785	4,947,626
4.000%, 07/01/24	44,206	46,900
4.000%, 02/01/25	1,475,466	1,564,619
4.000%, 06/01/25	496,029	525,783
4.000%, 07/01/25	14,696	15,567
4.000%, 08/01/25	1,440,967	1,527,694

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool
4.000%, 09/01/25	89,058	94,419
4.000%, 12/01/25	542,213	574,880
4.000%, 02/01/26	374,484	397,097
4.000%, 03/01/26	74,486	78,957
4.000%, 06/01/26	70,518	74,758
4.500%, 02/01/18	20,259	21,566
4.500%, 03/01/18	451,626	480,864
4.500%, 04/01/18	1,457,550	1,551,399
4.500%, 05/01/18	1,300,311	1,383,819
4.500%, 06/01/18	1,130,018	1,202,420
4.500%, 07/01/18	775,947	825,807
4.500%, 08/01/18	11,095	11,812
4.500%, 10/01/18	38,464	40,935
4.500%, 11/01/18	2,520,478	2,682,221
4.500%, 12/01/18	613,845	653,500
4.500%, 02/01/19	418,310	445,203
4.500%, 03/01/19	27,490	29,225
4.500%, 05/01/19	713,808	759,885
4.500%, 06/01/19	883,771	940,742
4.500%, 10/01/19	480,003	510,971
4.500%, 11/01/19	372,799	396,881
4.500%, 12/01/19	482,116	513,292
4.500%, 08/01/20	640,215	682,214
4.500%, 09/01/20	1,012,464	1,078,156
4.500%, 10/01/20	36,929	39,367
4.500%, 11/01/20	270,599	288,351
4.500%, 12/01/20	698,076	743,443
4.500%, 01/01/22	33,875	36,212
4.500%, 02/01/23	510,039	543,528
4.500%, 03/01/23	1,019,190	1,085,762
4.500%, 05/01/23	97,927	104,288
4.500%, 06/01/23	500,662	533,227
4.500%, 01/01/24	13,349	14,205
4.500%, 04/01/24	147,847	157,527
4.500%, 05/01/24	489,726	521,302
4.500%, 08/01/24	104,513	111,367
4.500%, 10/01/24	698,856	744,316
4.500%, 11/01/24	168,382	179,620
4.500%, 02/01/25	1,856,359	1,977,735
4.500%, 03/01/25	914,671	973,290
4.500%, 04/01/25	547,005	582,226
4.500%, 05/01/25	1,540,670	1,639,886
4.500%, 06/01/25	168,755	179,606
4.500%, 07/01/25	5,967,798	6,353,396
4.500%, 08/01/25	248,234	264,332
4.500%, 09/01/25	444,659	473,360
4.500%, 11/01/25	280,758	298,987
4.500%, 04/01/26	24,362	25,931
4.500%, 01/01/27	386,397	411,323
5.500%, 12/01/17	6,073	6,454
5.500%, 01/01/18	145,949	155,060
5.500%, 02/01/18	1,315,397	1,405,333
5.500%, 11/01/18	4,943	5,282
5.500%, 09/01/19	167,310	178,833
5.500%, 09/01/20	26,976	29,457

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 15 Yr. Pool
5.500%, 12/01/20	4,839	$5,168
5.500%, 03/01/22	270,963	290,952
5.500%, 04/01/22	255,421	279,974
5.500%, 07/01/22	208,627	228,650
5.500%, 09/01/22	124,578	136,626
5.500%, 10/01/22	921,624	1,010,960
5.500%, 11/01/22	226,119	247,883
5.500%, 12/01/22	218,293	239,434
5.500%, 02/01/23	285,325	312,995
5.500%, 03/01/23	43,558	47,750
5.500%, 07/01/23	23,842	26,145
5.500%, 08/01/23	140,999	154,641
5.500%, 10/01/23	183,370	196,312
5.500%, 11/01/23	40,443	43,010
5.500%, 12/01/23	92,540	101,078
5.500%, 01/01/24	27,281	29,879
5.500%, 03/01/24	165,810	181,774
5.500%, 09/01/24	119,406	126,968
5.500%, 01/01/25	2,193,336	2,402,123
5.500%, 05/01/25	673,464	719,516
6.000%, 03/01/17	7,457	7,572
6.000%, 04/01/17	12,912	13,471
6.000%, 06/01/17	6,219	6,499
6.000%, 07/01/17	30,826	32,154
6.500%, 04/01/16	14,887	15,398
6.500%, 06/01/16	7,384	7,666
6.500%, 07/01/16	25,400	26,563
6.500%, 08/01/16	1,563	1,625
6.500%, 09/01/16	9,685	10,151
6.500%, 10/01/16	20,261	21,264
6.500%, 02/01/17	18,961	19,849
6.500%, 07/01/17	21,821	21,932
6.500%, 10/01/17	8,206	8,769
Fannie Mae 20 Yr. Pool
4.000%, 04/01/29	132,827	138,725
4.000%, 05/01/29	425,884	444,762
4.000%, 03/01/30	265,223	277,075
4.000%, 05/01/30	393,639	411,333
4.000%, 08/01/30	360,886	377,171
4.000%, 09/01/30	218,466	228,374
4.000%, 10/01/30	9,254	9,671
4.000%, 11/01/30	949,224	991,734
4.000%, 12/01/30	130,974	136,796
4.000%, 06/01/31	20,154	21,052
4.000%, 09/01/31	506,489	529,139
4.000%, 11/01/31	79,042	82,303
4.500%, 01/01/25	25,135	26,613
4.500%, 04/01/28	65,799	69,659
4.500%, 05/01/29	476,950	507,549
4.500%, 06/01/29	176,329	187,871
4.500%, 07/01/29	50,635	53,951
4.500%, 03/01/30	36,369	38,742
4.500%, 05/01/30	17,412	18,546
4.500%, 06/01/30	2,986,445	3,183,888
4.500%, 07/01/30	163,240	173,971

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 20 Yr. Pool
4.500%, 04/01/31	106,611	114,589
5.000%, 05/01/23	291,665	316,547
5.000%, 01/01/25	251,457	272,872
5.000%, 09/01/25	75,947	82,379
5.000%, 11/01/25	96,093	104,206
5.000%, 12/01/25	636,382	690,647
5.000%, 01/01/26	175,294	189,988
5.000%, 03/01/26	122,110	132,346
5.000%, 02/01/27	12,833	13,909
5.000%, 05/01/27	352,376	381,913
5.000%, 08/01/27	7,901	8,564
5.000%, 03/01/28	41,984	46,018
5.000%, 04/01/28	1,244,107	1,363,637
5.000%, 05/01/28	1,478,423	1,610,301
5.000%, 06/01/28	4,397,208	4,813,680
5.000%, 01/01/29	150,477	163,625
5.000%, 05/01/29	763,469	831,628
5.000%, 07/01/29	237,255	258,821
5.000%, 12/01/29	56,958	62,101
5.500%, 02/01/19	35,038	38,484
5.500%, 06/01/23	439,229	482,398
5.500%, 02/01/25	5,730	6,292
5.500%, 03/01/25	1,233,140	1,371,204
5.500%, 08/01/25	131,537	145,829
5.500%, 10/01/25	9,309	10,318
5.500%, 11/01/25	22,469	24,996
5.500%, 05/01/26	4,829	5,342
5.500%, 06/01/26	861,890	953,718
5.500%, 11/01/26	67,717	74,691
5.500%, 01/01/27	122,812	135,807
5.500%, 06/01/27	25,261	27,845
5.500%, 07/01/27	492,282	542,881
5.500%, 08/01/27	207,365	228,641
5.500%, 10/01/27	311,610	343,089
5.500%, 11/01/27	91,081	100,521
5.500%, 12/01/27	608,390	669,872
5.500%, 01/01/28	230,276	254,023
5.500%, 03/01/28	120,005	132,406
5.500%, 04/01/28	353,271	388,881
5.500%, 05/01/28	145,425	160,594
5.500%, 06/01/28	40,207	44,335
5.500%, 07/01/28	20,672	22,801
5.500%, 09/01/28	307,135	338,850
5.500%, 10/01/28	53,751	59,189
5.500%, 12/01/28	21,055	23,216
5.500%, 01/01/29	282,663	311,340
5.500%, 07/01/29	206,739	228,879
5.500%, 10/01/29	569,989	627,423
5.500%, 04/01/30	586,299	651,609
6.000%, 08/01/18	7,733	8,558
6.000%, 12/01/18	213,460	236,359
6.000%, 02/01/19	13,787	15,257
6.000%, 06/01/22	1,220,436	1,353,194
6.000%, 09/01/22	294,518	326,359
6.000%, 10/01/22	185,512	205,493

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 20 Yr. Pool
6.000%, 01/01/23	320,669	$355,160
6.000%, 12/01/26	29,472	32,719
6.000%, 07/01/27	104,226	115,755
6.000%, 11/01/27	21,293	23,712
6.000%, 09/01/28	171,302	191,138
6.000%, 10/01/28	100,211	111,963
Fannie Mae 30 Yr. Pool
3.000%, 10/01/42	60,871	57,851
3.500%, 02/01/41	998,038	992,567
3.500%, 04/01/41	598,484	595,200
3.500%, 12/01/41	10,915,027	10,854,161
3.500%, 03/01/42	7,761,597	7,718,232
3.500%, 07/01/42	9,115,831	9,064,761
3.500%, 08/01/42	996,049	990,468
3.500%, 10/01/42	998,153	992,561
3.500%, 12/01/42	998,168	992,597
3.500%, 01/01/43	998,395	992,818
3.500%, 03/01/43	974,835	969,390
3.500%, 04/01/43	4,822,116	4,795,144
3.500%, 05/01/43	994,456	988,884
3.500%, 06/01/43	577,492	574,282
3.500%, 07/01/43	998,386	992,815
4.000%, 05/01/34	330,280	341,366
4.000%, 05/01/35	312,760	323,198
4.000%, 05/01/39	1,663,485	1,715,372
4.000%, 12/01/39	87,208,481	89,892,761
4.000%, 08/01/40	52,995,574	54,560,475
4.000%, 10/01/40	160,440	165,331
4.000%, 12/01/40	3,417,409	3,520,055
4.000%, 01/01/41	1,737,197	1,791,416
4.000%, 02/01/41	534,722	550,884
4.000%, 03/01/41	543,039	561,384
4.000%, 04/01/41	4,016,490	4,133,859
4.000%, 05/01/41	631,246	651,339
4.000%, 08/01/41	198,766	204,758
4.000%, 09/01/41	1,471,866	1,516,512
4.000%, 11/01/41	18,119,151	18,655,804
4.000%, 12/01/41	1,539,396	1,585,414
4.000%, 01/01/42	3,812,809	3,927,368
4.000%, 02/01/42	982,037	1,011,645
4.000%, 03/01/42	837,831	862,958
4.000%, 04/01/42	240,736	247,942
4.000%, 05/01/42	274,278	282,887
4.000%, 06/01/42	594,162	611,959
4.000%, 07/01/42	1,696,010	1,747,024
4.000%, 11/01/42	3,098,706	3,191,818
4.000%, 09/01/43	188,055	193,756
4.000%, 10/01/43	5,787,532	5,961,951
4.000%, 11/01/43	32,562,565	33,542,611
4.000%, 12/01/43	114,048,097	117,485,576
4.000%, 01/01/44	12,036,380	12,399,890
4.000%, TBA (a)	699,000,000	718,692,500
4.500%, 07/01/33	7,403	7,842
4.500%, 08/01/33	64,518	68,364
4.500%, 09/01/33	942,562	1,002,050

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 10/01/33	1,137,965	1,209,948
4.500%, 01/01/34	1,345,759	1,430,531
4.500%, 05/01/34	186,257	197,990
4.500%, 06/01/34	644,530	685,208
4.500%, 12/01/34	16,219	17,176
4.500%, 01/01/35	901,662	957,724
4.500%, 02/01/35	143,513	152,365
4.500%, 08/01/35	2,033,920	2,158,221
4.500%, 09/01/35	610,964	648,349
4.500%, 10/01/35	655,491	695,616
4.500%, 11/01/35	95,277	101,146
4.500%, 02/01/36	543,946	576,611
4.500%, 07/01/36	65,952	69,847
4.500%, 12/01/36	1,814,152	1,922,121
4.500%, 01/01/37	5,978,219	6,330,280
4.500%, 02/01/37	239,055	253,664
4.500%, 08/01/37	754,699	799,810
4.500%, 12/01/37	23,810,430	25,274,351
4.500%, 02/01/38	2,011,118	2,128,587
4.500%, 03/01/38	758,616	803,115
4.500%, 04/01/38	898,513	951,303
4.500%, 05/01/38	753,595	797,963
4.500%, 06/01/38	29,132,679	30,920,983
4.500%, 08/01/38	361,812	383,011
4.500%, 11/01/38	120,631	127,767
4.500%, 12/01/38	484,247	512,660
4.500%, 01/01/39	408,085	431,957
4.500%, 02/01/39	181,645	192,470
4.500%, 03/01/39	824,854	873,510
4.500%, 04/01/39	6,342,838	6,727,947
4.500%, 05/01/39	1,026,677	1,088,057
4.500%, 06/01/39	8,078,076	8,558,704
4.500%, 07/01/39	4,510,260	4,776,933
4.500%, 08/01/39	3,516,238	3,725,025
4.500%, 09/01/39	3,211,516	3,403,758
4.500%, 10/01/39	1,099,509	1,165,077
4.500%, 11/01/39	517,350	548,073
4.500%, 12/01/39	3,548,420	3,759,649
4.500%, 01/01/40	18,130,132	19,208,294
4.500%, 02/01/40	3,762,770	3,987,326
4.500%, 03/01/40	1,791,530	1,897,934
4.500%, 04/01/40	1,427,207	1,511,882
4.500%, 05/01/40	21,091,796	22,345,675
4.500%, 06/01/40	4,250,449	4,504,695
4.500%, 07/01/40	3,675,113	3,894,870
4.500%, 08/01/40	16,932,818	17,945,985
4.500%, 09/01/40	60,178,579	63,782,864
4.500%, 10/01/40	29,905,500	31,693,166
4.500%, 11/01/40	5,006,667	5,305,507
4.500%, 12/01/40	76,955,880	81,560,841
4.500%, 01/01/41	36,360,706	38,529,441
4.500%, 02/01/41	8,473,436	8,982,907
4.500%, 03/01/41	9,479,620	10,048,837
4.500%, 04/01/41	17,046,592	18,067,212
4.500%, 05/01/41	40,930,435	43,474,435

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.500%, 06/01/41	13,360,954	$14,171,371
4.500%, 07/01/41	30,576,378	32,409,045
4.500%, 08/01/41	14,841,099	15,730,818
4.500%, 09/01/41	9,556,139	10,127,362
4.500%, 10/01/41	9,671,525	10,251,621
4.500%, 11/01/41	848,846	900,713
4.500%, 12/01/41	2,645,996	2,803,492
4.500%, 01/01/42	2,550,588	2,703,710
4.500%, 02/01/42	934,496	990,584
4.500%, 03/01/42	819,251	868,666
4.500%, 04/01/42	1,041,606	1,103,855
4.500%, 06/01/42	412,761	437,934
4.500%, 07/01/42	2,492,505	2,645,885
4.500%, 09/01/42	98,582	104,439
4.500%, 09/01/43	288,740	306,836
4.500%, 11/01/43	1,799,682	1,910,628
4.500%, 12/01/43	406,698	431,476
4.500%, 01/01/44	917,273	973,205
4.500%, TBA (a)	339,000,000	358,403,550
5.000%, 11/01/28	125,266	137,088
5.000%, 04/01/29	499,464	546,354
5.000%, 03/01/32	4,176	4,529
5.000%, 09/01/32	4,904	5,325
5.000%, 10/01/32	15,435	16,824
5.000%, 11/01/32	3,361	3,665
5.000%, 03/01/33	5,992	6,534
5.000%, 04/01/33	4,750,252	5,178,142
5.000%, 05/01/33	917,916	1,000,635
5.000%, 06/01/33	1,892,990	2,061,178
5.000%, 07/01/33	9,368,092	10,203,340
5.000%, 08/01/33	433,928	472,686
5.000%, 09/01/33	818,796	891,062
5.000%, 10/01/33	604,338	658,340
5.000%, 11/01/33	1,447	1,575
5.000%, 12/01/33	7,550	8,221
5.000%, 01/01/34	236,463	258,279
5.000%, 03/01/34	248,382	269,704
5.000%, 04/01/34	679,510	738,166
5.000%, 05/01/34	835,414	911,549
5.000%, 06/01/34	739,968	803,870
5.000%, 10/01/34	4,151	4,504
5.000%, 11/01/34	1,054,563	1,146,809
5.000%, 12/01/34	417,771	454,122
5.000%, 01/01/35	758,441	824,555
5.000%, 02/01/35	17,497,870	19,029,682
5.000%, 03/01/35	16,558,799	17,981,325
5.000%, 04/01/35	147,147	159,775
5.000%, 05/01/35	223,873	243,091
5.000%, 06/01/35	9,701,084	10,537,655
5.000%, 07/01/35	31,906,047	34,674,037
5.000%, 08/01/35	1,531,501	1,662,217
5.000%, 09/01/35	2,953,376	3,204,722
5.000%, 10/01/35	5,700,021	6,187,136
5.000%, 11/01/35	504,163	547,293
5.000%, 02/01/36	943,840	1,024,288

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 03/01/36	503,021	545,996
5.000%, 04/01/36	82,770	89,768
5.000%, 05/01/36	78,803	85,501
5.000%, 07/01/36	61,787	67,027
5.000%, 08/01/36	2,076,881	2,254,937
5.000%, 09/01/36	153,448	166,577
5.000%, 10/01/36	165,599	179,480
5.000%, 12/01/36	662,093	718,759
5.000%, 01/01/37	185,650	201,212
5.000%, 02/01/37	9,020,360	9,789,481
5.000%, 04/01/37	116,343	126,095
5.000%, 06/01/37	321,324	348,258
5.000%, 07/01/37	2,318,303	2,518,602
5.000%, 08/01/37	787,829	855,594
5.000%, 02/01/38	2,804,410	3,044,141
5.000%, 03/01/38	381,003	413,660
5.000%, 05/01/38	5,866,853	6,367,680
5.000%, 06/01/38	155,630	168,685
5.000%, 04/01/39	233,760	253,811
5.000%, 07/01/39	644,162	699,133
5.000%, 10/01/39	20,655	22,536
5.000%, 05/01/40	81,105	88,362
5.000%, 06/01/40	56,631	61,814
5.000%, 07/01/40	1,251,467	1,363,716
5.000%, 08/01/40	94,118	102,812
5.000%, 11/01/40	299,552	325,830
5.000%, 04/01/41	1,049,151	1,146,851
5.000%, 05/01/41	3,296,047	3,598,525
5.000%, 07/01/41	923,522	1,005,102
5.000%, 08/01/41	382,508	417,443
5.000%, 10/01/41	26,684	29,114
5.000%, 01/01/42	840,501	912,489
5.000%, 11/01/42	271,678	295,137
5.000%, TBA (a)	238,600,000	259,121,759
5.500%, 12/01/28	38,731	42,596
5.500%, 06/01/33	141,330	155,992
5.500%, 07/01/33	22,909	25,240
5.500%, 09/01/33	335,474	368,548
5.500%, 11/01/33	258,401	283,787
5.500%, 12/01/33	3,232	3,554
5.500%, 04/01/34	6,122	6,742
5.500%, 05/01/34	212,294	233,605
5.500%, 06/01/34	74,880	82,258
5.500%, 07/01/34	66,333	73,508
5.500%, 08/01/34	470,103	517,461
5.500%, 09/01/34	12,438	13,687
5.500%, 11/01/34	918,664	1,010,972
5.500%, 12/01/34	2,353,429	2,588,987
5.500%, 01/01/35	798,255	878,324
5.500%, 02/01/35	1,126,523	1,238,958
5.500%, 03/01/35	1,324,039	1,456,037
5.500%, 05/01/35	422,171	464,506
5.500%, 06/01/35	630,113	693,196
5.500%, 08/01/35	371,788	411,451
5.500%, 09/01/35	7,670,925	8,427,519

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 10/01/35	1,406,567	$1,545,428
5.500%, 11/01/35	3,110,632	3,420,221
5.500%, 12/01/35	3,469,749	3,811,362
5.500%, 01/01/36	3,872,560	4,255,119
5.500%, 02/01/36	1,596,916	1,757,508
5.500%, 03/01/36	780,871	858,467
5.500%, 04/01/36	47,526	52,204
5.500%, 05/01/36	4,075,040	4,477,435
5.500%, 06/01/36	2,756,914	3,029,482
5.500%, 07/01/36	3,032,436	3,335,671
5.500%, 08/01/36	2,346,832	2,577,185
5.500%, 09/01/36	477,307	524,868
5.500%, 10/01/36	29,772	32,700
5.500%, 11/01/36	401,025	440,487
5.500%, 12/01/36	1,105,769	1,215,519
5.500%, 01/01/37	146,856	161,466
5.500%, 02/01/37	362,590	398,490
5.500%, 03/01/37	6,724,143	7,389,026
5.500%, 04/01/37	6,964,812	7,650,169
5.500%, 05/01/37	2,425,248	2,665,677
5.500%, 06/01/37	12,864,995	14,121,301
5.500%, 07/01/37	634,506	696,854
5.500%, 08/01/37	4,962,140	5,450,993
5.500%, 01/01/38	13,995,607	15,362,163
5.500%, 02/01/38	5,976,235	6,563,587
5.500%, 03/01/38	4,083,919	4,523,925
5.500%, 04/01/38	2,266,439	2,488,170
5.500%, 05/01/38	18,731,846	20,575,621
5.500%, 06/01/38	62,042,861	68,152,117
5.500%, 07/01/38	3,573,952	3,925,543
5.500%, 08/01/38	53,301	58,505
5.500%, 09/01/38	1,011,446	1,110,359
5.500%, 10/01/38	2,652,550	2,913,052
5.500%, 11/01/38	5,307,431	5,825,750
5.500%, 12/01/38	11,876,425	13,061,397
5.500%, 01/01/39	207,782	229,763
5.500%, 04/01/39	496,970	547,189
5.500%, 05/01/39	9,885,638	10,865,127
5.500%, 06/01/39	2,306,530	2,532,209
5.500%, 08/01/39	416,988	458,605
5.500%, 09/01/39	889,969	981,591
5.500%, 11/01/39	575,883	632,140
5.500%, 12/01/39	1,554,394	1,706,178
5.500%, 01/01/40	1,012,839	1,111,896
5.500%, 02/01/40	1,111,253	1,222,094
5.500%, 03/01/40	2,762,831	3,039,413
5.500%, 05/01/40	813,868	893,334
5.500%, 06/01/40	14,511	15,938
5.500%, 09/01/40	5,820,523	6,392,792
5.500%, 12/01/40	322,116	354,242
5.500%, 07/01/41	14,628,516	16,060,450
5.500%, 09/01/41	13,359,918	14,671,244
5.500%, TBA (a)	6,000,000	6,599,765
6.000%, 12/01/28	85,285	95,308
6.000%, 01/01/29	44,217	49,668

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 02/01/29	240,411	270,085
6.000%, 04/01/29	7,488	8,411
6.000%, 06/01/29	10,384	11,664
6.000%, 11/01/32	58,261	64,682
6.000%, 01/01/33	32,405	36,382
6.000%, 02/01/33	45,336	50,867
6.000%, 03/01/33	42,127	47,295
6.000%, 04/01/33	25,368	28,099
6.000%, 05/01/33	44,815	50,315
6.000%, 07/01/33	44,911	50,408
6.000%, 08/01/33	82,499	91,385
6.000%, 01/01/34	120,357	135,164
6.000%, 09/01/34	87,901	97,735
6.000%, 11/01/34	18,267	20,505
6.000%, 04/01/35	1,937,831	2,174,447
6.000%, 05/01/35	96,993	108,922
6.000%, 06/01/35	12,653	14,172
6.000%, 07/01/35	142,260	158,838
6.000%, 09/01/35	27,047	29,958
6.000%, 11/01/35	719,372	800,265
6.000%, 12/01/35	323,877	359,745
6.000%, 01/01/36	275,149	306,912
6.000%, 02/01/36	717,014	793,506
6.000%, 03/01/36	202,910	225,294
6.000%, 04/01/36	80,714	89,800
6.000%, 05/01/36	1,585,829	1,762,406
6.000%, 06/01/36	224,815	248,840
6.000%, 07/01/36	2,215,356	2,459,624
6.000%, 08/01/36	6,603,274	7,340,432
6.000%, 09/01/36	2,256,169	2,509,016
6.000%, 10/01/36	1,130,543	1,253,059
6.000%, 11/01/36	525,230	582,336
6.000%, 12/01/36	5,868,023	6,514,370
6.000%, 01/01/37	4,603,208	5,111,178
6.000%, 02/01/37	1,996,366	2,216,154
6.000%, 03/01/37	1,765,521	1,956,683
6.000%, 04/01/37	2,197,717	2,433,788
6.000%, 05/01/37	5,289,152	5,870,899
6.000%, 06/01/37	1,816,219	2,011,868
6.000%, 07/01/37	975,729	1,081,297
6.000%, 08/01/37	3,296,425	3,651,548
6.000%, 09/01/37	2,727,350	3,026,801
6.000%, 10/01/37	595,179	658,861
6.000%, 11/01/37	465,339	515,222
6.000%, 12/01/37	655,254	725,126
6.000%, 01/01/38	638,311	706,129
6.000%, 02/01/38	1,626,910	1,805,642
6.000%, 03/01/38	335,391	371,530
6.000%, 04/01/38	31,206	34,565
6.000%, 05/01/38	3,951,522	4,372,693
6.000%, 06/01/38	1,303,131	1,441,582
6.000%, 07/01/38	3,758,468	4,164,567
6.000%, 08/01/38	1,087,896	1,203,828
6.000%, 09/01/38	2,604,243	2,890,425
6.000%, 10/01/38	2,417,626	2,678,682

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 11/01/38	953,721	$1,055,393
6.000%, 12/01/38	1,010,621	1,121,356
6.000%, 01/01/39	2,215,332	2,452,975
6.000%, 04/01/39	3,143,373	3,478,833
6.000%, 06/01/39	297,405	329,849
6.000%, 07/01/39	363,945	404,626
6.000%, 09/01/39	2,394,339	2,651,949
6.000%, 02/01/40	5,717	6,325
6.000%, 04/01/40	504,642	559,110
6.000%, 05/01/40	13,449	14,900
6.000%, 06/01/40	8,760,038	9,700,248
6.000%, 07/01/40	18,416,693	20,389,598
6.000%, 10/01/40	22,154,427	24,525,175
6.000%, 04/01/41	1,884,813	2,090,939
6.000%, 05/01/41	109,183,233	120,908,356
6.000%, TBA (a)	3,000,000	3,327,422
7.500%, 09/01/30	629	685
8.000%, 10/01/25	2,087	2,361
Fannie Mae ARM Pool
1.344%, 08/01/41 (b)	484,524	498,748
1.344%, 07/01/42 (b)	497,903	510,299
1.344%, 08/01/42 (b)	455,002	465,004
1.344%, 10/01/44 (b)	720,153	734,089
1.394%, 09/01/41 (b)	1,525,612	1,584,798
1.753%, 09/01/35 (b)	3,258,545	3,437,282
1.790%, 06/01/33 (b)	72,616	77,016
1.898%, 01/01/35 (b)	468,667	495,903
1.976%, 12/01/34 (b)	1,044,965	1,089,415
1.992%, 11/01/35 (b)	384,735	404,786
1.997%, 08/01/36 (b)	872,561	930,012
2.095%, 02/01/31 (b)	251,192	253,413
2.113%, 11/01/34 (b)	8,493	8,904
2.116%, 12/01/34 (b)	2,501,160	2,663,230
2.121%, 10/01/28 (b)	193,600	202,695
2.194%, 10/01/34 (b)	36,625	38,870
2.247%, 10/01/35 (b)	847,756	901,332
2.253%, 03/01/35 (b)	86,592	91,959
2.261%, 07/01/32 (b)	39,902	40,205
2.313%, 11/01/35 (b)	1,017,989	1,078,545
2.340%, 09/01/31 (b)	68,635	72,522
2.345%, 11/01/35 (b)	570,367	612,241
2.347%, 08/01/35 (b)	1,847,004	1,964,888
2.350%, 07/01/33 (b)	54,911	58,307
2.366%, 12/01/34 (b)	102,860	108,550
2.387%, 02/01/35 (b)	276,180	291,473
2.403%, 01/01/35 (b)	39,912	42,124
2.409%, 03/01/33 (b)	6,174	6,563
2.410%, 05/01/34 (b)	1,175,567	1,239,023
2.420%, 11/01/34 (b)	202,993	214,246
2.437%, 05/01/35 (b)	779,438	831,847
2.439%, 04/01/34 (b)	16,458	17,529
2.460%, 01/01/35 (b)	144,696	154,396
2.463%, 01/01/35 (b)	109,576	116,336
2.472%, 05/01/35 (b)	122,675	131,028
2.485%, 11/01/34 (b)	4,516,295	4,825,504

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae ARM Pool
2.488%, 01/01/35 (b)	110,200	116,525
2.500%, 08/01/35 (b)	1,075,457	1,141,831
2.502%, 02/01/35 (b)	69,608	74,134
2.510%, 11/01/32 (b)	103,927	110,112
2.560%, 09/01/34 (b)	1,387,452	1,468,290
2.584%, 09/01/32 (b)	275,945	292,104
2.685%, 04/01/35 (b)	214,968	226,129
4.412%, 12/01/36 (b)	507,404	537,886
4.595%, 09/01/34 (b)	113,781	120,870
5.344%, 01/01/36 (b)	293,881	315,914
Fannie Mae Pool
2.310%, 08/01/22	8,200,000	7,720,290
2.475%, 04/01/19	15,200,000	15,468,168
2.870%, 09/01/27	7,300,000	6,316,954
3.240%, 07/01/22	23,106,310	23,126,670
3.330%, 11/01/21	1,543,788	1,566,761
5.000%, 08/01/35	3,391,957	3,681,773
8.000%, 08/01/14	162	162
Fannie Mae REMICS (CMO)
0.565%, 09/18/31 (b)	530,967	534,032
1.065%, 04/25/32 (b)	186,740	189,395
2.369%, 05/25/35 (b)	2,238,875	2,307,375
Freddie Mac 15 Yr. Gold Pool
5.500%, 05/01/14	687	723
5.500%, 04/01/16	2,980	3,135
5.500%, 09/01/19	434,957	470,942
6.000%, 06/01/14	836	839
6.000%, 03/01/15	169	170
Freddie Mac 20 Yr. Gold Pool
4.000%, 06/01/30	257,642	269,329
4.000%, 09/01/30	1,087,734	1,137,720
4.000%, 10/01/30	59,511	62,247
5.500%, 04/01/21	32,037	35,429
5.500%, 12/01/22	1,693	1,847
5.500%, 03/01/23	372,424	406,451
5.500%, 06/01/26	6,543	7,196
5.500%, 08/01/26	3,463	3,803
5.500%, 06/01/27	130,960	143,814
5.500%, 12/01/27	161,637	176,932
5.500%, 01/01/28	97,203	106,647
5.500%, 02/01/28	28,290	31,044
5.500%, 05/01/28	227,598	248,331
5.500%, 06/01/28	316,851	346,966
6.000%, 03/01/21	72,852	80,357
6.000%, 01/01/22	334,599	369,497
6.000%, 10/01/22	1,108,549	1,224,100
6.000%, 12/01/22	67,262	74,284
6.000%, 04/01/23	66,174	73,051
Freddie Mac 30 Yr. Gold Pool
4.000%, 09/01/40	107,157	110,124
4.000%, 11/01/40	1,094,424	1,124,924
4.000%, 12/01/40	457,728	470,416
4.000%, 01/01/41	54,385	55,890
4.000%, 10/01/41	4,787,571	4,920,710
4.000%, 11/01/41	2,195,551	2,256,673

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 06/01/43	1,908,802	$1,962,374
4.000%, TBA (a)	29,000,000	29,781,640
4.500%, 06/01/35	206,683	219,184
4.500%, 09/01/38	22,377	23,676
4.500%, 02/01/39	233,072	246,603
4.500%, 10/01/39	215,728	228,461
4.500%, 10/01/40	368,293	390,859
4.500%, 12/01/40	43,399	46,059
4.500%, 04/01/41	21,547,334	22,838,429
4.500%, 05/01/41	751,665	796,625
4.500%, 09/01/41	851,161	901,926
4.500%, 10/01/41	292,184	310,156
4.500%, TBA (a)	13,000,000	13,755,117
5.500%, 03/01/32	51,127	55,944
5.500%, 01/01/33	4,134	4,551
5.500%, 05/01/33	7,502	8,264
5.500%, 08/01/33	5,247	5,780
5.500%, 10/01/33	11,848	13,019
5.500%, 12/01/33	3,285	3,609
5.500%, 01/01/34	4,490	4,936
5.500%, 05/01/34	102,440	112,717
5.500%, 09/01/34	41,944	45,830
5.500%, 01/01/35	97,164	106,488
5.500%, 07/01/35	4,785	5,272
5.500%, 10/01/35	122,577	133,831
5.500%, 11/01/35	219,547	239,388
5.500%, 12/01/35	89,501	97,853
5.500%, 01/01/36	199,307	217,220
5.500%, 02/01/36	143,251	158,257
5.500%, 04/01/36	65,807	71,721
5.500%, 06/01/36	4,832,102	5,291,612
5.500%, 07/01/36	128,427	140,204
5.500%, 08/01/36	158,630	173,258
5.500%, 10/01/36	46,954	51,413
5.500%, 12/01/36	1,130,914	1,232,827
5.500%, 02/01/37	99,376	108,397
5.500%, 03/01/37	42,715	46,696
5.500%, 04/01/37	93,448	101,871
5.500%, 06/01/37	142,060	154,931
5.500%, 07/01/37	941,912	1,028,245
5.500%, 08/01/37	264,489	289,654
5.500%, 09/01/37	123,421	134,577
5.500%, 10/01/37	35,935	39,165
5.500%, 11/01/37	976,672	1,064,449
5.500%, 12/01/37	52,393	57,192
5.500%, 01/01/38	310,825	338,759
5.500%, 02/01/38	794,427	865,825
5.500%, 03/01/38	316,005	344,407
5.500%, 04/01/38	674,617	736,397
5.500%, 05/01/38	1,339,331	1,459,702
5.500%, 06/01/38	1,007,111	1,097,625
5.500%, 07/01/38	1,617,394	1,762,993
5.500%, 08/01/38	4,295,850	4,681,986
5.500%, 09/01/38	1,073,094	1,169,536
5.500%, 10/01/38	31,473,817	34,313,832

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 11/01/38	12,965,633	14,131,044
5.500%, 12/01/38	12,916	14,076
5.500%, 01/01/39	2,297,648	2,504,347
5.500%, 02/01/39	438,124	477,648
5.500%, 03/01/39	310,262	338,147
5.500%, 06/01/39	11,161,829	12,166,124
5.500%, 09/01/39	185,875	206,056
5.500%, 02/01/40	321,139	350,001
5.500%, 03/01/40	33,052	36,022
5.500%, 05/01/40	9,505	10,360
5.500%, 08/01/40	302,140	329,294
5.500%, 02/01/41	144,882	160,612
Freddie Mac ARM Non-Gold Pool
2.014%, 09/01/35 (b)	470,329	495,465
2.232%, 10/01/34 (b)	98,217	102,208
2.313%, 02/01/35 (b)	84,791	88,952
2.350%, 09/01/35 (b)	842,640	893,847
2.375%, 11/01/31 (b)	39,162	41,677
2.375%, 11/01/34 (b)	171,189	182,301
2.386%, 08/01/35 (b)	1,087,930	1,158,550
2.394%, 06/01/35 (b)	2,179,617	2,294,366
2.398%, 02/01/35 (b)	180,460	191,906
2.411%, 02/01/35 (b)	37,833	40,203
2.459%, 01/01/35 (b)	421,992	442,871
2.492%, 02/01/35 (b)	178,557	190,229
2.525%, 11/01/34 (b)	193,814	205,608
2.532%, 01/01/35 (b)	97,218	102,867
2.553%, 02/01/35 (b)	100,785	107,311
2.574%, 01/01/29 (b)	687,513	736,404
2.615%, 08/01/32 (b)	197,273	207,784
2.767%, 02/01/35 (b)	109,205	115,489
5.336%, 03/01/35 (b)	288,982	305,310
Freddie Mac REMICS (CMO)
0.417%, 07/15/34 (b)	200,981	199,632
1.875%, 11/15/23 (b)	679,275	704,231
3.500%, 07/15/32	62,616	64,959
3.500%, 01/15/42	21,385,604	18,760,457
6.500%, 01/15/24	44,231	49,069
Freddie Mac Structured Pass-Through Securities(CMO)
1.342%, 02/25/45 (b)	144,002	145,949
1.344%, 10/25/44 (b)	1,606,383	1,627,875
1.544%, 07/25/44 (b)	8,197,696	8,340,040
Ginnie Mae I 15 Yr. Pool
6.000%, 04/15/14	1,313	1,315
Ginnie Mae I 30 Yr. Pool
5.000%, 03/15/33	6,271	6,804
5.000%, 10/15/33	15,806	17,305
5.000%, 12/15/33	73,017	79,997
5.000%, 05/15/34	10,011	10,954
5.000%, 07/15/34	15,280	16,720
5.000%, 11/15/35	8,083	8,836
5.000%, 03/15/36	6,383	6,983
5.000%, 03/15/38	555,051	602,418
5.000%, 05/15/38	47,194	51,172

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.000%, 06/15/38	1,335,110	$1,449,434
5.000%, 10/15/38	2,133,745	2,317,842
5.000%, 11/15/38	5,388,057	5,848,377
5.000%, 01/15/39	1,302,851	1,413,016
5.000%, 02/15/39	330,475	358,833
5.000%, 03/15/39	5,556,846	6,032,235
5.000%, 04/15/39	12,298,491	13,356,324
5.000%, 05/15/39	8,386,087	9,169,532
5.000%, 06/15/39	4,220,882	4,581,010
5.000%, 07/15/39	5,846,975	6,344,571
5.000%, 08/15/39	957,625	1,038,662
5.000%, 09/15/39	1,009,166	1,095,565
5.000%, 10/15/39	2,007,404	2,177,217
5.000%, 05/15/40	107,182	116,655
5.000%, 07/15/40	1,901,872	2,069,934
5.000%, 09/15/40	1,130,772	1,229,192
5.000%, 12/15/40	85,336	92,709
5.000%, 07/15/41	57,301	62,137
7.000%, 10/15/23	10,801	11,838
7.500%, 01/15/26	13,761	15,520
Ginnie Mae I Pool
7.500%, 04/15/31	5,398,816	5,634,896
Ginnie Mae II ARM Pool
1.625%, 01/20/23 (b)	28,400	29,453
1.625%, 01/20/26 (b)	15,390	15,827
1.625%, 02/20/26 (b)	15,225	15,792
1.625%, 05/20/26 (b)	24,777	25,657
1.625%, 01/20/27 (b)	7,839	8,131
1.625%, 02/20/27 (b)	11,360	11,706
1.625%, 06/20/27 (b)	8,491	8,793
1.625%, 08/20/27 (b)	92,943	96,552
1.625%, 09/20/27 (b)	81,156	84,308
1.625%, 11/20/27 (b)	25,372	26,308
1.625%, 02/20/28 (b)	17,736	18,397
1.625%, 03/20/28 (b)	20,340	21,097
1.625%, 05/20/28 (b)	8,520	8,822
1.625%, 10/20/28 (b)	20,082	20,823
1.625%, 04/20/29 (b)	7,043	7,294
1.625%, 05/20/29 (b)	12,424	12,865
1.625%, 07/20/29 (b)	13,655	14,185
1.625%, 08/20/29 (b)	13,690	14,222
1.625%, 09/20/29 (b)	19,895	20,668
1.625%, 10/20/29 (b)	10,872	11,273
1.625%, 01/20/30 (b)	50,902	52,798
1.625%, 06/20/30 (b)	16,127	16,700
1.625%, 11/20/30 (b)	72,024	74,683
1.625%, 04/20/31 (b)	19,462	20,155
1.625%, 08/20/31 (b)	5,337	5,544
1.625%, 03/20/32 (b)	926	961
1.625%, 04/20/32 (b)	10,962	11,352
1.625%, 05/20/32 (b)	26,996	27,957
1.625%, 07/20/32 (b)	11,964	12,430
1.625%, 03/20/33 (b)	8,502	8,819
1.625%, 09/20/33 (b)	91,482	95,041
2.000%, 02/20/22 (b)	16,851	17,534

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II ARM Pool
2.000%, 04/20/22 (b)	1,856	1,936
2.000%, 04/20/30 (b)	30,160	31,470
2.000%, 05/20/30 (b)	41,838	43,654
2.125%, 04/20/29 (b)	16,471	17,168
2.125%, 10/20/31 (b)	6,574	6,829
2.500%, 11/20/26 (b)	16,649	17,327
2.500%, 10/20/30 (b)	5,073	5,280
Government National Mortgage Association (CMO)
0.467%, 01/16/31 (b)	42,055	42,331
0.667%, 02/16/30 (b)	17,323	17,479

		3,697,960,618

Federal Agencies—5.7%
Federal Home Loan Mortgage Corp.
0.875%, 03/07/18	3,300,000	3,205,580
1.000%, 03/08/17	68,400,000	68,511,424
1.000%, 06/29/17	49,900,000	49,600,700
1.000%, 07/28/17	66,800,000	66,378,091
1.000%, 09/29/17	42,600,000	42,101,026
1.250%, 05/12/17	21,400,000	21,546,761
1.250%, 08/01/19	29,200,000	27,795,539
1.250%, 10/02/19	58,400,000	55,324,481
1.750%, 05/30/19	5,600,000	5,500,880
2.375%, 01/13/22	7,700,000	7,360,931
3.750%, 03/27/19	10,900,000	11,880,662
5.500%, 08/23/17	1,600,000	1,841,264
Federal National Mortgage Association
0.875%, 08/28/17	20,500,000	20,240,142
0.875%, 12/20/17	300,000	293,728
0.875%, 02/08/18	23,500,000	22,907,330
0.875%, 05/21/18	4,200,000	4,062,710
1.125%, 04/27/17	38,900,000	39,051,321
1.250%, 01/30/17	7,700,000	7,792,654
1.875%, 09/18/18	4,400,000	4,428,965
5.000%, 02/13/17	8,200,000	9,227,960
5.000%, 05/11/17	9,100,000	10,279,733
5.375%, 06/12/17	9,700,000	11,092,076

		490,423,958

U.S. Treasury—33.1%
U.S. Treasury Inflation Indexed Bonds
0.375%, 07/15/23	3,412,376	3,291,076
1.750%, 01/15/28	137,911,893	147,651,921
2.000%, 01/15/26	53,661,624	59,405,081
2.375%, 01/15/25	75,827,562	87,160,219
2.375%, 01/15/27	90,686,277	104,459,255
2.500%, 01/15/29	48,519,002	57,017,396
3.625%, 04/15/28	5,776,320	7,640,985
3.875%, 04/15/29	2,557,386	3,504,818
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/17 (c)	12,237,127	12,577,466
0.125%, 04/15/18	909,369	927,486
0.125%, 01/15/22	13,523,057	12,996,929
0.125%, 07/15/22	32,095,172	30,743,676

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes
0.625%, 07/15/21	12,746,490	$12,938,682
1.125%, 01/15/21	20,286,680	21,321,625
1.250%, 07/15/20	34,057,164	36,435,853
1.375%, 01/15/20	5,184,432	5,567,188
U.S. Treasury Notes
0.250%, 12/31/15	3,500,000	3,490,704
0.375%, 01/15/16	25,600,000	25,589,990
0.500%, 06/15/16	153,300,000	153,144,247
0.500%, 12/15/16 (d)	179,100,000	178,372,496
0.500%, 07/31/17	28,200,000	27,607,349
0.625%, 07/15/16	495,100,000	495,718,875
0.625%, 08/15/16	14,300,000	14,303,346
0.625%, 10/15/16	74,500,000	74,360,313
0.625%, 11/15/16 (e)	63,400,000	63,206,820
0.625%, 05/31/17 (f)	47,740,000	47,117,136
0.625%, 08/31/17	13,300,000	13,050,625
0.875%, 09/15/16 (f)	49,700,000	49,995,119
0.875%, 12/31/16	26,700,000	26,758,420
0.875%, 01/31/17 (f)	55,200,000	55,251,778
0.875%, 02/28/17	58,400,000	58,395,445
0.875%, 04/30/17	71,100,000	70,888,904
1.000%, 08/31/16	5,000,000	5,046,875
1.000%, 03/31/17	21,500,000	21,547,042
1.000%, 05/31/18	44,800,000	43,820,000
1.250%, 10/31/18 (f)	196,100,000	192,254,675
1.250%, 11/30/18	334,200,000	327,046,115
1.375%, 07/31/18	900,000	891,914
1.500%, 07/31/16	10,600,000	10,841,807
1.500%, 08/31/18 (c) (g)	248,300,000	247,039,133
1.500%, 12/31/18	39,900,000	39,451,125
1.750%, 05/31/16	3,100,000	3,189,850
3.000%, 02/28/17	2,500,000	2,664,063
3.125%, 01/31/17	1,200,000	1,282,874
3.250%, 03/31/17	6,900,000	7,415,347

		2,863,382,043

Total U.S. Treasury & Government Agencies (Cost $7,121,906,163)		7,051,766,619

Corporate Bonds & Notes—11.5%

Banks—6.0%
Ally Financial, Inc.
2.750%, 01/30/17	9,000,000	9,033,750
3.125%, 01/15/16	5,000,000	5,110,695
3.439%, 02/11/14 (b)	8,900,000	8,921,360
3.645%, 06/20/14 (b)	9,000,000	9,111,330
4.500%, 02/11/14	9,000,000	9,033,750
4.625%, 06/26/15	2,600,000	2,706,049
5.500%, 02/15/17	15,000,000	16,237,500
6.750%, 12/01/14	9,458,000	9,895,432
7.500%, 09/15/20	7,100,000	8,271,500
8.300%, 02/12/15	3,500,000	3,762,500
American Express Bank FSB
6.000%, 09/13/17	31,500,000	36,236,434

Banks—(Continued)
American Express Centurion Bank
6.000%, 09/13/17	26,500,000	30,402,655
Australia & New Zealand Banking Group, Ltd.
2.125%, 01/10/14 (144A)	17,100,000	17,104,908
Banco Santander Brazil S.A.
2.343%, 03/18/14 (144A) (b) (h)	20,800,000	20,801,498
4.250%, 01/14/16 (144A)	18,200,000	18,768,750
Banco Santander Chile
1.842%, 01/19/16 (144A) (b) (h)	6,900,000	6,851,700
Bank of America N.A.
0.709%, 11/14/16 (b)	41,700,000	41,782,483
Bank of China (Hong Kong), Ltd.
5.550%, 02/11/20 (144A)	2,500,000	2,681,967
Bank of India
4.750%, 09/30/15	3,100,000	3,201,730
Bank of Montreal
1.950%, 01/30/18 (144A)	3,600,000	3,690,662
2.850%, 06/09/15 (144A)	800,000	827,040
Bank of Nova Scotia
1.650%, 10/29/15 (144A)	4,700,000	4,792,120
1.950%, 01/30/17 (144A)	800,000	820,320
Barclays Bank plc
5.200%, 07/10/14	900,000	922,471
10.179%, 06/12/21 (144A)	17,900,000	23,659,862
BBVA Bancomer S.A.
4.500%, 03/10/16 (144A)	3,900,000	4,134,000
6.500%, 03/10/21 (144A)	7,800,000	8,229,000
BNP Paribas S.A.
1.144%, 01/10/14 (b)	26,000,000	26,004,316
CIT Group, Inc.
4.750%, 02/15/15 (144A)	2,000,000	2,072,500
5.250%, 04/01/14 (144A)	2,600,000	2,626,000
Citigroup, Inc.
5.500%, 10/15/14	15,547,000	16,124,540
Credit Agricole S.A.
8.375%, 10/13/19 (144A) (b)	6,900,000	7,831,500
Credit Suisse of New York
2.200%, 01/14/14	5,700,000	5,703,580
Dexia Credit Local S.A.
0.717%, 04/29/14 (144A) (b)	1,200,000	1,201,692
2.750%, 04/29/14	9,300,000	9,370,029
Export-Import Bank of Korea
4.000%, 01/29/21	2,500,000	2,564,133
5.125%, 06/29/20	4,000,000	4,394,896
GMAC International Finance B.V.
7.500%, 04/21/15 (EUR)	2,800,000	4,116,780
HSBC Bank plc
2.000%, 01/19/14 (144A)	6,000,000	6,004,458
Intesa Sanpaolo S.p.A.
2.638%, 02/24/14 (144A) (b)	14,100,000	14,141,214
JPMorgan Chase & Co.
3.150%, 07/05/16	3,800,000	3,983,852
JPMorgan Chase Bank N.A.
0.574%, 06/13/16 (b)	5,300,000	5,272,148
6.000%, 10/01/17	23,600,000	27,001,208

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Lloyds TSB Bank plc
12.000%, 12/16/24 (144A) (b)	5,700,000	$7,673,380
National Bank of Canada
2.200%, 10/19/16 (144A)	1,400,000	1,444,941
Nordea Bank AB
2.125%, 01/14/14 (144A)	2,700,000	2,701,488
Royal Bank of Scotland Group plc
6.990%, 10/05/17 (144A) (b)	2,000,000	2,130,000
Santander Issuances S.A. Unipersonal
7.300%, 07/27/19 (GBP) (b)	5,000,000	8,492,291
State Bank of India
4.500%, 07/27/15 (144A)	12,200,000	12,556,094
Sumitomo Mitsui Banking Corp.
1.950%, 01/14/14 (144A) (h)	7,400,000	7,402,960
Turkiye Garanti Bankasi A/S
2.742%, 04/20/16 (144A) (b)	3,000,000	2,902,500
UBS AG
1.238%, 01/28/14 (b)	1,279,000	1,280,115
United Overseas Bank, Ltd.
5.375%, 09/03/19 (144A) (b)	470,000	480,775
Wells Fargo & Co.
7.980%, 03/15/18 (b)	20,300,000	22,634,500
Woori Bank Co., Ltd.
6.025%, 03/13/14 (144A) (b) (h)	305,000	305,238

		515,408,594

Biotechnology—0.0%
Amgen, Inc.
1.875%, 11/15/14	2,000,000	2,022,286

Chemicals—0.1%
Braskem Finance, Ltd.
5.750%, 04/15/21 (144A)	3,300,000	3,234,000
Rohm & Haas Co.
6.000%, 09/15/17	2,438,000	2,765,740

		5,999,740

Diversified Financial Services—1.3%
Banque PSA Finance S.A.
2.146%, 04/04/14 (144A) (b) (h)	14,900,000	14,876,160
Bear Stearns Cos. LLC (The)
6.400%, 10/02/17	1,400,000	1,624,785
7.250%, 02/01/18	4,200,000	5,028,958
BM&FBovespa S.A.
5.500%, 07/16/20 (144A)	1,000,000	1,047,500
Ford Motor Credit Co. LLC
2.750%, 05/15/15	5,600,000	5,744,715
7.000%, 04/15/15	900,000	968,730
8.000%, 06/01/14	2,500,000	2,576,320
8.000%, 12/15/16	500,000	591,293
8.700%, 10/01/14	500,000	529,312
12.000%, 05/15/15	4,000,000	4,590,640
General Electric Capital Corp.
6.375%, 11/15/67 (b)	5,100,000	5,533,500
International Lease Finance Corp.
6.750%, 09/01/16 (144A)	5,300,000	5,909,500

Diversified Financial Services—(Continued)
Lehman Brothers Holdings, Inc.
6.750%, 12/28/17 (i)	14,800,000	1,480
Merrill Lynch & Co., Inc.
6.400%, 08/28/17	3,100,000	3,574,009
6.875%, 04/25/18	22,500,000	26,603,280
SLM Corp.
0.538%, 01/27/14 (b)	11,600,000	11,586,068
6.250%, 01/25/16	3,200,000	3,456,000
8.450%, 06/15/18	8,300,000	9,669,500
Springleaf Finance Corp.
6.900%, 12/15/17	3,200,000	3,497,600
SteelRiver Transmission Co. LLC
4.710%, 06/30/17 (144A) (h)	7,298,990	7,517,143

		114,926,493

Electric—1.1%
Arizona Public Service Co.
4.650%, 05/15/15	165,000	173,306
Centrais Eletricas Brasileiras S.A.
6.875%, 07/30/19 (144A)	54,400,000	58,208,000
Entergy Corp.
3.625%, 09/15/15	14,300,000	14,750,850
Korea Hydro & Nuclear Power Co., Ltd.
3.125%, 09/16/15 (144A)	11,200,000	11,536,504
Majapahit Holding B.V.
7.250%, 06/28/17	2,040,000	2,233,800
7.750%, 01/20/20	5,000,000	5,487,500
TECO Finance, Inc.
6.750%, 05/01/15	4,400,000	4,649,427

		97,039,387

Forest Products & Paper—0.1%
International Paper Co.
5.250%, 04/01/16	6,500,000	7,033,663

Holding Companies-Diversified—0.0%
Hutchison Whampoa International, Ltd.
6.250%, 01/24/14 (144A)	245,000	245,679
Noble Group, Ltd.
4.875%, 08/05/15 (144A)	700,000	728,000

		973,679

Insurance—0.5%
AIG Life Holdings, Inc.
8.125%, 03/15/46 (144A) (h)	24,700,000	29,393,000
American International Group, Inc.
5.050%, 10/01/15	6,300,000	6,747,577
5.450%, 05/18/17	700,000	782,404
6.765%, 11/15/17 (GBP)	2,500,000	4,770,668
CNA Financial Corp.
5.850%, 12/15/14	5,000,000	5,236,930

		46,930,579

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Investment Company Security—0.0%
Temasek Financial I, Ltd.
4.300%, 10/25/19 (144A)	2,500,000	$2,725,498

Media—0.3%
Pearson Dollar Finance plc
5.700%, 06/01/14 (144A)	13,500,000	13,753,651
Time Warner, Inc.
5.875%, 11/15/16	6,500,000	7,333,125

		21,086,776

Mining—0.0%
AngloGold Ashanti Holdings plc
5.375%, 04/15/20	2,400,000	2,244,000

Oil & Gas—1.1%
Gazprom OAO Via Gaz Capital S.A.
8.125%, 07/31/14	3,600,000	3,744,720
8.146%, 04/11/18 (144A)	11,000,000	12,952,500
Indian Oil Corp., Ltd.
4.750%, 01/22/15	2,200,000	2,254,371
Novatek Finance, Ltd.
5.326%, 02/03/16 (144A)	3,100,000	3,289,875
Petrobras International Finance Co.
5.375%, 01/27/21	14,300,000	14,191,149
5.750%, 01/20/20	4,800,000	4,938,907
Ras Laffan Liquefied Natural Gas Co., Ltd. III
5.500%, 09/30/14	1,400,000	1,445,500
Statoil ASA
0.699%, 11/08/18 (b)	49,900,000	50,137,873

		92,954,895

Oil & Gas Services—0.1%
Cameron International Corp.
1.169%, 06/02/14 (b)	9,100,000	9,126,818

Pipelines—0.2%
NGPL PipeCo LLC
7.119%, 12/15/17 (144A)	16,400,000	14,842,000

Real Estate—0.0%
Qatari Diar Finance QSC
3.500%, 07/21/15	1,000,000	1,038,500

Retail—0.0%
CVS Pass-Through Trust
6.943%, 01/10/30	944,956	1,083,015

Savings & Loans—0.2%
Nationwide Building Society
6.250%, 02/25/20 (144A)	10,800,000	12,360,254

Telecommunications—0.3%
Qtel International Finance, Ltd.
3.375%, 10/14/16 (144A)	400,000	419,016

Telecommunications—(Continued)
Verizon Communications, Inc.
1.993%, 09/14/18 (b)	3,700,000	3,890,543
2.500%, 09/15/16	4,500,000	4,653,162
3.650%, 09/14/18	15,100,000	15,984,316
4.500%, 09/15/20	1,400,000	1,498,792

		26,445,829

Transportation—0.1%
Con-way, Inc.
7.250%, 01/15/18	7,000,000	8,045,751

Trucking & Leasing—0.1%
GATX Corp.
6.000%, 02/15/18	5,000,000	5,579,485
GATX Financial Corp.
5.800%, 03/01/16	5,000,000	5,416,980

		10,996,465

Total Corporate Bonds & Notes (Cost $945,124,158)		993,284,222

Foreign Government—7.8%

Municipal—0.1%
Autonomous Community of Valencia Spain
3.250%, 07/06/15 (EUR)	300,000	413,494
4.750%, 03/20/14 (EUR)	500,000	689,363
Junta de Castilla y Leon
6.270%, 02/19/18 (EUR)	4,000,000	6,137,710
6.505%, 03/01/19 (EUR)	3,000,000	4,715,375

		11,955,942

Provincial—1.7%
Province of Ontario
1.000%, 07/22/16	2,800,000	2,809,534
1.600%, 09/21/16	300,000	305,751
1.650%, 09/27/19	7,000,000	6,718,600
3.000%, 07/16/18	4,300,000	4,510,700
3.150%, 06/02/22 (CAD)	17,100,000	15,834,383
4.000%, 06/02/21 (CAD)	38,500,000	38,393,443
4.200%, 03/08/18 (CAD)	1,100,000	1,119,644
4.200%, 06/02/20 (CAD)	10,800,000	10,985,041
4.300%, 03/08/17 (CAD)	1,000,000	1,017,868
4.400%, 06/02/19 (CAD)	9,100,000	9,362,827
4.400%, 04/14/20	2,700,000	2,962,440
5.500%, 06/02/18 (CAD)	2,600,000	2,777,478
Province of Quebec
3.500%, 07/29/20	10,600,000	11,003,860
3.500%, 12/01/22 (CAD)	9,000,000	8,462,754
4.250%, 12/01/21 (CAD)	22,200,000	22,311,392
4.500%, 12/01/17 (CAD)	700,000	719,255
4.500%, 12/01/19 (CAD)	600,000	619,854
4.500%, 12/01/20 (CAD)	2,900,000	2,987,498

		142,902,322

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—6.0%
Banco Nacional de Desenvolvimento Economico e Social
3.375%, 09/26/16 (144A) (h)	2,600,000	$2,626,000
4.125%, 09/15/17 (144A) (EUR)	2,700,000	3,842,535
Brazil Letras do Tesouro Nacional
Zero Coupon, 01/01/17 (BRL)	5,000,000	1,492,457
Brazil Notas do Tesouro Nacional
10.000%, 01/01/17 (BRL)	77,900,000	31,213,458
Italy Buoni Ordinari del Tesoro BOT
Zero Coupon, 09/12/14 (EUR)	128,100,000	175,284,275
Zero Coupon, 10/14/14 (EUR)	15,700,000	21,460,034
Zero Coupon, 11/14/14 (EUR)	27,700,000	37,822,976
Italy Buoni Poliennali Del Tesoro
2.500%, 03/01/15 (EUR)	10,300,000	14,414,556
3.000%, 11/01/15 (EUR)	2,500,000	3,548,878
3.750%, 08/01/15 (EUR)	3,500,000	5,003,694
4.500%, 07/15/15 (EUR)	4,100,000	5,920,677
6.000%, 11/15/14 (EUR)	4,900,000	7,034,831
Italy Certificati di Credito del Tesoro
Zero Coupon, 12/31/14 (EUR)	17,200,000	23,448,787
Zero Coupon, 06/30/15 (EUR)	9,000,000	12,168,187
Korea Housing Finance Corp.
4.125%, 12/15/15 (144A)	2,500,000	2,628,905
Mexico Cetes
3.284%, 01/23/14 (MXN)	283,000,000	2,163,146
3.312%, 02/06/14 (MXN)	847,000,000	6,466,172
Spain Government Bonds
2.750%, 03/31/15 (EUR)	26,900,000	37,715,687
3.150%, 01/31/16 (EUR)	3,700,000	5,248,104
3.300%, 10/31/14 (EUR)	6,600,000	9,209,727
4.000%, 07/30/15 (EUR)	51,500,000	73,500,378
Spain Letras del Tesoro
Zero Coupon, 10/17/14 (EUR)	29,700,000	40,572,672

		522,786,136

Total Foreign Government (Cost $690,375,930)		677,644,400

Mortgage-Backed Securities—4.0%

Collateralized Mortgage Obligations—2.8%
Adjustable Rate Mortgage Trust
2.724%, 11/25/35 (b)	818,115	696,369
American Home Mortgage Assets
1.064%, 11/25/46 (b)	4,674,114	2,372,276
American Home Mortgage Investment Trust
2.355%, 02/25/45 (b)	2,105,288	2,083,692
Arran Residential Mortgages Funding plc
1.617%, 05/16/47 (144A) (EUR) (b)	10,008,914	13,959,961
Banc of America Alternative Loan Trust
16.578%, 09/25/35 (b) (j)	8,470,345	10,349,253
27.742%, 11/25/46 (b) (j)	2,782,828	3,635,762
Banc of America Funding Corp. Trust
2.631%, 02/20/36 (b)	6,953,453	6,869,469
2.632%, 05/25/35 (b)	2,583,845	2,616,135
3.695%, 01/20/47 (b)	380,554	304,223

Collateralized Mortgage Obligations—(Continued)
BCAP LLC Trust
0.335%, 01/25/37 (b)	2,595,876	1,874,394
4.000%, 02/26/37 (144A) (b) (h)	2,809,889	2,853,443
5.250%, 02/26/36 (144A)	9,099,975	8,218,405
5.250%, 08/26/37 (144A)	15,633,196	15,828,346
Bear Stearns Adjustable Rate Mortgage Trust
2.210%, 08/25/35 (b)	36,547	36,566
2.250%, 08/25/35 (b)	1,087,348	1,088,216
2.838%, 02/25/33 (b)	26,462	24,349
Bear Stearns ALT-A Trust
1.005%, 11/25/34 (b)	935,109	922,103
2.598%, 11/25/36 (b)	3,371,854	2,313,898
2.649%, 05/25/35 (b)	2,424,595	2,288,699
2.672%, 11/25/36 (b)	5,732,567	4,193,631
2.708%, 09/25/35 (b)	1,874,254	1,633,038
Bear Stearns Structured Products, Inc.
2.591%, 12/26/46 (b)	1,314,750	769,329
Bear Stearns Structured Products, Inc. Trust
2.502%, 01/26/36 (b)	1,940,541	1,474,730
CC Mortgage Funding Corp.
0.415%, 08/25/35 (144A) (b)	79,935	71,654
Chase Mortgage Finance Trust
5.008%, 12/25/35 (b)	10,049,105	9,928,857
5.640%, 09/25/36 (b)	6,163,950	5,535,745
Citigroup Mortgage Loan Trust, Inc.
2.200%, 09/25/35 (b)	3,923,158	3,866,994
2.290%, 09/25/35 (b)	1,291,882	1,264,968
2.510%, 10/25/35 (b)	6,832,218	6,667,774
Countrywide Alternative Loan Trust
0.377%, 03/20/46 (b)	274,352	196,503
4.835%, 05/25/35 (b) (j) (k)	4,803,950	630,384
Countrywide Home Loan Mortgage Pass-Through Trust
0.455%, 04/25/35 (b)	141,568	121,787
0.485%, 03/25/35 (b)	1,187,769	1,014,568
0.505%, 06/25/35 (144A) (b)	3,710,010	3,212,798
2.604%, 09/20/36 (b)	5,454,654	3,846,676
Credit Suisse First Boston Mortgage Securities Corp.
0.804%, 03/25/32 (144A) (b)	95,358	89,843
6.000%, 11/25/35	3,213,743	2,615,167
6.500%, 04/25/33	94,711	95,869
Downey Savings & Loan Association Mortgage Loan Trust
2.657%, 07/19/44 (b)	935,975	923,024
First Horizon Alternative Mortgage Securities Trust
4.535%, 01/25/36 (b) (j) (k)	58,640,493	7,180,997
First Horizon Mortgage Pass-Through Trust
2.614%, 08/25/35 (b)	355,624	335,635
Granite Mortgages plc
0.578%, 09/20/44 (EUR) (b)	344,259	470,282
0.604%, 01/20/44 (EUR) (b)	351,772	481,319
0.897%, 01/20/44 (GBP) (b)	565,849	930,178
0.904%, 09/20/44 (GBP) (b)	2,888,769	4,754,476

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
GreenPoint MTA Trust
0.385%, 06/25/45 (b)	95,526	$85,752
GSR Mortgage Loan Trust
2.648%, 09/25/35 (b)	102,617	101,924
2.698%, 04/25/36 (b)	4,230,726	3,917,508
6.000%, 03/25/32	276	273
Harborview Mortgage Loan Trust
0.356%, 01/19/38 (b)	217,243	176,618
0.386%, 05/19/35 (b)	1,450,392	1,264,659
Holmes Master Issuer plc
1.577%, 10/15/54 (144A) (EUR) (b)	4,320,638	5,971,407
Indymac ARM Trust
1.717%, 01/25/32 (b)	601	572
1.782%, 01/25/32 (b)	34,897	33,061
Indymac Index Mortgage Loan Trust
2.503%, 12/25/34 (b)	241,336	220,758
JP Morgan Mortgage Trust
2.753%, 07/25/35 (b)	4,633,728	4,703,248
3.554%, 02/25/35 (b)	358,149	359,526
5.243%, 07/25/35 (b)	6,161,581	6,286,260
5.750%, 01/25/36	686,472	626,114
MASTR Alternative Loan Trust
0.565%, 03/25/36 (b)	840,895	186,921
Merrill Lynch Mortgage Investors Trust
2.380%, 10/25/35 (b)	851,344	850,760
Merrill Lynch Mortgage Investors, Inc.
0.375%, 02/25/36 (b)	1,559,403	1,418,474
0.545%, 08/25/35 (b)	8,700,000	7,530,181
MLCC Mortgage Investors, Inc.
0.415%, 11/25/35 (b)	158,707	145,413
1.165%, 10/25/35 (b)	306,042	300,086
2.135%, 11/25/35 (b)	3,121,382	3,027,394
Morgan Stanley Mortgage Loan Trust
5.500%, 08/25/35	2,887,219	2,898,687
Nomura Asset Acceptance Corp.
4.976%, 05/25/35	3,729,677	3,438,348
RBSSP Resecuritization Trust
0.406%, 06/27/36 (144A) (b)	8,300,000	6,849,218
Residential Accredit Loans, Inc.
0.345%, 06/25/46 (b)	2,026,581	934,530
0.565%, 03/25/33 (b)	322,907	313,658
0.605%, 06/25/34 (b)	2,843,346	2,752,163
6.000%, 06/25/36	2,571,202	2,010,988
Residential Asset Securitization Trust
0.565%, 05/25/33 (b)	202,349	196,890
0.565%, 01/25/46 (b)	1,850,895	972,755
Residential Funding Mortgage Securities I
0.515%, 06/25/18 (b)	6,824	6,615
Sequoia Mortgage Trust
0.517%, 07/20/33 (b)	414,866	409,130
Structured Adjustable Rate Mortgage Loan Trust
2.463%, 04/25/35 (b)	11,932,491	11,492,433
2.487%, 01/25/35 (b)	3,517,475	3,214,198
2.507%, 08/25/35 (b)	256,833	234,892

Collateralized Mortgage Obligations—(Continued)
Structured Asset Mortgage Investments, Inc.
0.395%, 05/25/45 (b)	1,453,432	1,250,948
0.416%, 07/19/35 (b)	1,703,885	1,647,061
Structured Asset Securities Corp.
2.625%, 10/28/35 (144A) (b)	50,580	47,708
WaMu Mortgage Pass-Through Certificates Trust
1.543%, 06/25/42 (b)	232,281	212,530
1.543%, 08/25/42 (b)	116,277	107,179
2.207%, 02/27/34 (b)	317,136	313,772
Wells Fargo Mortgage Backed Securities Trust
2.494%, 09/25/33 (b)	1,155,467	1,161,546
2.626%, 04/25/36 (b)	2,178,310	2,039,906
2.628%, 03/25/36 (b)	21,361,434	20,692,745
5.573%, 04/25/36 (b)	1,028,419	339,071

		241,385,665

Commercial Mortgage-Backed Securities—1.2%
Banc of America Merrill Lynch Commercial Mortgage, Inc.
5.451%, 01/15/49	8,400,000	9,091,555
Bear Stearns Commercial Mortgage Securities, Inc.
5.331%, 02/11/44	400,000	434,467
5.700%, 06/11/50	5,300,000	5,957,327
Commercial Mortgage Pass-Through Certificates
5.383%, 02/15/40	876,903	946,511
Credit Suisse Commercial Mortgage Trust
5.297%, 12/15/39	4,718,849	5,073,163
Credit Suisse Mortgage Capital Certificates
5.467%, 09/15/39	20,885,069	22,719,405
Greenwich Capital Commercial Funding Corp.
4.799%, 08/10/42 (b)	100,000	102,598
5.444%, 03/10/39	7,700,000	8,458,019
JP Morgan Chase Commercial Mortgage Securities Trust
5.420%, 01/15/49	400,000	438,785
LB-UBS Commercial Mortgage Trust
5.866%, 09/15/45 (b)	11,525,873	12,782,862
Merrill Lynch Floating Trust
0.706%, 07/09/21 (144A) (b)	8,308,847	8,290,667
ML-CFC Commercial Mortgage Trust
5.485%, 03/12/51 (b)	2,200,000	2,419,952
5.894%, 08/12/49 (b)	7,400,000	8,252,820
Morgan Stanley Re-REMIC Trust
5.804%, 08/12/45 (144A) (b)	900,000	983,321
Silenus European Loan Conduit, Ltd.
0.368%, 05/15/19 (EUR) (b)	560,702	750,146
Wachovia Bank Commercial Mortgage Trust
5.733%, 06/15/49 (b)	16,700,000	18,482,007

		105,183,605

Total Mortgage-Backed Securities (Cost $332,586,424)		346,569,270

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Municipals—3.8%

Security Description	Principal Amount*	Value
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable
8.084%, 02/15/50	6,900,000	$9,101,790
Bay Area Toll Bridge Authority, Build America Bonds
7.043%, 04/01/50	10,400,000	12,829,336
Buckeye Tobacco Settlement Financing Authority
5.875%, 06/01/47	3,500,000	2,593,570
California Infrastructure & Economic Development Bank Revenue, Build America Bonds
6.486%, 05/15/49	2,500,000	2,621,875
California State General Obligation Unlimited, Build America Bonds
7.550%, 04/01/39	2,900,000	3,751,063
7.625%, 03/01/40	16,600,000	21,710,642
7.950%, 03/01/36	5,700,000	6,589,314
California State Public Works Board Lease Revenue Build America Bonds, Taxable, University Projects
7.804%, 03/01/35	3,100,000	3,539,704
California State University Revenue, Build America Bonds
6.484%, 11/01/41	4,400,000	4,949,032
Calleguas-Las Virgenes California Public Financing Water Revenue Authority, Build America Bonds
5.944%, 07/01/40	7,800,000	8,192,184
Chicago Transit Authority Transfer Tax Receipts Revenue
6.300%, 12/01/21	1,100,000	1,190,706
6.899%, 12/01/40	14,500,000	16,207,224
Clark County NV, Airport Revenue
6.820%, 07/01/45	4,800,000	5,851,104
Clark County NV, Refunding
4.750%, 06/01/30	5,500,000	5,669,070
District of Columbia, Income Tax Revenue
5.000%, 12/01/26	5,000,000	5,605,850
East Baton Rouge Sewer Commission, Build America Bonds
6.087%, 02/01/45	17,000,000	17,497,080
Irvine Ranch CA, Water District, Build America Bonds, Taxable
6.622%, 05/01/40	21,700,000	25,689,111
Kansas Development Finance Authority
5.000%, 11/15/29	6,300,000	6,584,067
Los Angeles CA, Wastewater System Revenue, Build America Bonds
5.713%, 06/01/39	2,300,000	2,441,220
Los Angeles Department of Water & Power Revenue, Build America Bonds
5.000%, 07/01/44	2,900,000	2,944,399
6.166%, 07/01/40	60,200,000	63,547,722
Los Angeles, California Unified School District, Build America Bonds
4.500%, 07/01/25	5,000,000	5,344,750
4.500%, 01/01/28	3,700,000	3,775,517
Los Angeles, Unified School District, Build America Bonds
6.758%, 07/01/34	1,100,000	$1,352,054
Metropolitan Transportation Authority Build America Bonds, Metro Transit Authority
6.089%, 11/15/40	200,000	223,684
New York City Transitional Finance Authority, Future Tax Secured Revenue
5.000%, 02/01/31	1,100,000	1,171,291
New York State Dormitory Authority, State Personal Income Tax Revenue
5.000%, 03/15/31	1,500,000	1,593,045
New York State Dormitory Authority, Taxable, General Purpose Bonds
5.000%, 12/15/30	1,700,000	1,825,375
New York State Thruway Authority
5.000%, 03/15/30	400,000	430,076
Newport Beach CA, Certificates of Participation, Build America Bonds
7.168%, 07/01/40	31,650,000	35,275,824
Palomar Community College District
4.750%, 05/01/32	300,000	313,977
Pennsylvania Economic Development Financing Authority, Build America Bonds
6.532%, 06/15/39	1,000,000	1,058,070
Port Authority of New York & New Jersey, One Hundred Sixtieth
5.647%, 11/01/40	3,000,000	3,229,380
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit
7.242%, 01/01/41	1,800,000	1,901,196
State of California General Obligation Unlimited, Build America Bonds
6.548%, 05/15/48	3,400,000	3,965,760
7.500%, 04/01/34	2,900,000	3,700,023
7.600%, 11/01/40	1,900,000	2,503,117
7.700%, 11/01/30	100,000	115,847
State of Georgia
6.655%, 04/01/57	1,300,000	1,358,370
State of Texas Transportation Commission Revenue, Build America Bonds
5.178%, 04/01/30	2,300,000	2,458,056
State of Wisconsin, General Fund Annual Appropriation Revenue
5.050%, 05/01/18	2,900,000	3,171,121
Tobacco Settlement Financing Corp.
5.000%, 06/01/41	500,000	351,935
7.467%, 06/01/47	7,450,000	5,777,102
University of California, Limited Project
5.000%, 05/15/28	15,600,000	16,975,764

Total Municipals (Cost $309,832,419)		326,977,397

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Asset-Backed Securities—2.3%

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.7%
Asset Backed Funding Certificates
0.865%, 06/25/34 (b)	3,073,782	$2,903,792
Asset Backed Securities Corp. Home Equity Loan Trust
0.245%, 05/25/37 (b)	38,106	23,663
Bear Stearns Asset Backed Securities Trust
0.415%, 04/25/37 (b)	15,761,000	8,850,259
0.965%, 10/27/32 (b)	19,042	17,916
1.165%, 10/25/37 (b)	5,841,701	5,475,771
Carrington Mortgage Loan Trust
0.485%, 10/25/35 (b)	273,940	272,302
Citigroup Mortgage Loan Trust, Inc.
0.225%, 07/25/45 (b)	720,594	547,972
0.405%, 10/25/36 (b)	14,700,000	13,520,634
Countrywide Asset-Backed Certificates
0.515%, 04/25/36 (b)	14,207,240	13,390,508
First Franklin Mortgage Loan Trust
0.525%, 10/25/35 (b)	13,551,000	12,116,098
HSI Asset Securitization Corp. Trust
0.335%, 12/25/36 (b)	4,321,019	1,890,243
Merrill Lynch Mortgage Investors, Inc.
0.665%, 06/25/36 (b)	3,500,000	3,161,714
Morgan Stanley ABS Capital I
0.225%, 05/25/37 (b)	336,274	195,643
Option One Mortgage Loan Trust
0.805%, 08/25/33 (b)	22,813	21,218
Renaissance Home Equity Loan Trust
1.045%, 08/25/33 (b)	189,659	177,329
Soundview Home Loan Trust
0.245%, 06/25/37 (b)	26,778	14,360

		62,579,422

Asset-Backed - Other—1.5%
BlackRock Senior Income Corp.
0.482%, 04/20/19 (144A) (b)	6,604,672	6,503,356
Conseco Financial Corp.
6.220%, 03/01/30	74,196	79,047
Countrywide Asset-Backed Certificates
0.345%, 06/25/36 (b)	7,430,354	7,057,336
0.835%, 01/25/35 (b)	10,405,147	9,990,887
Galaxy CLO, Ltd.
0.478%, 04/25/19 (144A) (b)	7,190,916	7,125,710
Hillmark Funding
0.489%, 05/21/21 (144A) (b)	29,600,000	28,853,251
Lehman XS Trust
0.565%, 10/25/35 (b)	8,231,274	7,891,141
Mid-State Trust
7.791%, 03/15/38	152,731	159,031
Morgan Stanley ABS Capital I, Inc. Trust
1.125%, 06/25/35 (b)	7,600,000	7,122,826
Mountain View Funding CLO
0.504%, 04/15/19 (144A) (b)	4,524,242	4,482,739
MSIM Peconic Bay, Ltd.
0.522%, 07/20/19 (144A) (b)	2,915,147	2,904,910

Asset-Backed - Other—(Continued)
Octagon Investment Partners V, Ltd.
0.538%, 11/28/18 (144A) (b)	3,093,514	3,065,051
Pacifica CDO, Ltd.
0.498%, 01/26/20 (144A) (b)	4,145,513	4,120,723
Penta CLO S.A.
0.551%, 06/04/24 (EUR) (b)	2,808,091	3,711,543
Popular ABS Mortgage Pass-Through Trust
0.255%, 06/25/47 (b)	868,975	796,260
Securitized Asset Backed Receivables LLC Trust
0.415%, 05/25/36 (b)	12,199,028	6,812,755
Small Business Administration Participation Certificates
5.500%, 10/01/18	17,258	18,375
6.220%, 12/01/28	6,165,230	6,950,321
Structured Asset Investment Loan Trust
0.655%, 08/25/35 (b)	8,760,000	7,567,501
Structured Asset Securities Corp. Mortgage Loan Trust
0.325%, 03/25/36 (b)	7,912,321	7,489,716
Tobacco Settlement Financing Corp.
6.250%, 06/01/42	1,300,000	1,249,898
United States Small Business Administration
5.471%, 03/10/18	1,897,351	2,056,505
Wood Street CLO B.V.
0.544%, 11/22/21 (EUR) (b)	5,473,289	7,400,986

		133,409,868

Asset-Backed - Student Loan—0.1%
SLM Student Loan Trust
0.368%, 01/25/19 (b)	3,371,339	3,360,709
0.688%, 01/25/17 (b)	988,521	989,385
2.817%, 12/16/19 (144A) (b)	2,200,000	2,234,331

		6,584,425

Total Asset-Backed Securities (Cost $172,994,225)		202,573,715

Convertible Preferred Stock—0.5%

Commercial Banks—0.5%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $25,992,733)	36,950	40,829,750

Preferred Stock—0.3%

Commercial Banks—0.3%
GMAC Capital Trust I, 8.125% (b) (Cost $28,270,000)	1,130,800	30,237,592

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Short-Term Investments—5.4%

Security Description	Principal Amount*	Value

Discount Notes—1.7%
Federal Home Loan Bank
0.020%, 01/03/14 (l)	58,500,000	$58,499,935
0.061%, 01/02/14 (l)	13,200,000	13,199,978
0.065%, 01/02/14 (l)	900,000	899,998
0.067%, 01/03/14 (l)	25,000,000	24,999,907
0.068%, 01/03/14 (l)	50,000,000	49,999,812

		147,599,630

U.S. Treasury—0.1%
U.S. Treasury Bills
0.041%, 01/30/14 (f) (l)	2,449,000	2,448,921
0.097%, 11/13/14 (f) (l)	2,010,000	2,008,320
0.113%, 11/13/14 (f) (l)	285,000	284,722
0.117%, 11/13/14 (f) (l)	123,000	122,876
0.119%, 12/11/14 (f) (l) (m)	1,251,000	1,249,596
0.122%, 11/13/14 (f) (l)	150,000	149,842
0.132%, 12/11/14 (f) (l) (m)	1,058,000	1,056,686
0.135%, 12/11/14 (f) (l)	450,000	449,430

		7,770,393

Commercial Paper—0.2%
Electricite de France S.A.
0.800%, 01/10/14 (l)	5,100,000	5,098,980
Itau Unibanco S.A. New York
1.419%, 10/31/14 (l)	8,900,000	8,796,576

		13,895,556

Repurchase Agreements—3.4%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/13 at 0.010% to be repurchased at $66,700,037 on 01/02/14 collateralized by $68,494,000 U.S. Treasury Notes with rates ranging from 0.250%—1.500%, maturity dates ranging from 12/31/15—12/31/18 with a value of $67,985,345.	66,700,000	66,700,000
Repurchase Agreement dated 12/18/13 at 0.040% to be repurchased at $23,800,793 on 01/17/14 collateralized by $26,568,000 U.S. Treasury Note at 1.625% due 11/15/22 with a value of $23,977,355.	23,800,000	23,800,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/13 at 0.010% to be repurchased at $83,300,046 on 01/02/14 collateralized by $86,960,000 U.S. Treasury Note at 0.750% due 12/31/17 with a value of $85,030,532.	83,300,000	83,300,000

Repurchase Agreements—(Continued)
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $5,679,000 on 01/02/14, collateralized by $5,255,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $5,793,638	5,679,000	5,679,000
JPMorgan Securities, Inc. Repurchase Agreement dated 12/31/13 at 0.050% to be repurchased at $50,000,139 on 01/02/14 collateralized by $56,075,000 Federal Home Loan Mortgage Corp.at 2.255% due 12/05/22 with a value of $51,139,839.	50,000,000	50,000,000
Morgan Stanley & Co. LLC Repurchase Agreement dated 12/31/13 at 0.020% to be repurchased at $67,800,075 on 01/02/14 collateralized by $69,514,400 U.S. Treasury Note at 2.125% due 08/31/20 with a value of $68,542,311.	67,800,000	67,800,000

		297,279,000

Total Short-Term Investments (Cost $466,544,579)		466,544,579

Total Investments—117.1% (Cost $10,093,626,631) (n)		10,136,427,544
Other assets and liabilities (net)—(17.1)%		(1,480,314,469)

Net Assets—100.0%		$8,656,113,075

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $8,184,062.
(d)	Security is issued on a When Issued basis.
(e)	All or a portion of this security has been purchased in a Treasury Roll Transaction (see Note 2 of the Notes to Financial Statements).
(f)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2013, the market value of securities pledged was $22,277,684.
(g)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2013, the market value of securities pledged was $30,403,821.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $92,627,142, which is 1.1% of net assets. See details shown in the Restricted Securities table that follows.

(i)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(j)	Illiquid security. As of December 31, 2013, these securities represent 0.3% of net assets.
(k)	Interest only security.
(l)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(m)	All or a portion of this security was pledged as collateral for TBA securities. As of December 31, 2013, the market value of securities pledged was $1,401,328.
(n)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $10,120,664,192. The aggregate unrealized appreciation and depreciation of investments were $166,731,800 and $(150,968,448), respectively, resulting in net unrealized appreciation of $15,763,352 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $511,639,129, which is 5.9% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(EUR)—	Euro
(GBP)—	British Pound
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
AIG Life Holdings, Inc.	07/06/10	$24,700,000	$22,482,926	$29,393,000
BCAP LLC Trust	12/23/13	2,809,889	2,741,398	2,853,443
Banco Nacional de Desenvolvimento Economico e Social	09/19/13	2,600,000	2,594,627	2,626,000
Banco Santander Brazil S.A.	03/17/11	20,800,000	20,800,000	20,801,498
Banco Santander Chile	01/11/11	6,900,000	6,900,000	6,851,700
Banque PSA Finance S.A.	03/28/11	14,900,000	14,900,000	14,876,160
SteelRiver Transmission Co. LLC	11/17/10	7,298,990	7,298,997	7,517,143
Sumitomo Mitsui Banking Corp.	01/06/11	7,400,000	7,399,893	7,402,960
Woori Bank Co., Ltd.	02/06/04	305,000	304,979	305,238

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	3,849,689	Barclays Bank plc	01/03/14	$1,653,292	$(21,549)
BRL	4,354,999	Barclays Bank plc	01/03/14	1,852,955	(7,030)
BRL	5,823,648	Citibank N.A.	01/03/14	2,497,704	(29,272)
BRL	277,971,987	Credit Suisse International	01/03/14	118,659,603	(837,419)
BRL	1,974,200	JPMorgan Chase Bank N.A.	01/03/14	847,168	(10,377)
BRL	5,931,058	JPMorgan Chase Bank N.A.	01/03/14	2,512,202	1,757
BRL	1,943,694	Morgan Stanley & Co., LLC	01/03/14	833,506	(9,645)
BRL	3,878,402	Morgan Stanley & Co., LLC	01/03/14	1,664,014	(20,101)
BRL	5,931,760	Morgan Stanley & Co., LLC	01/03/14	2,509,842	4,414
BRL	5,932,461	Morgan Stanley & Co., LLC	01/03/14	2,510,616	3,938
BRL	7,712,500	Morgan Stanley & Co., LLC	01/03/14	3,304,979	(35,932)
BRL	9,254,540	Morgan Stanley & Co., LLC	01/03/14	4,013,766	(91,104)
BRL	16,766,200	Morgan Stanley & Co., LLC	01/03/14	7,210,338	(103,758)
BRL	84,682,260	Morgan Stanley & Co., LLC	01/03/14	36,250,968	(357,247)
BRL	119,936,576	UBS AG Stamford	01/03/14	54,006,023	(3,169,284)
DKK	22,081,000	Citibank N.A.	01/14/14	3,953,449	118,811
EUR	144,749,000	BNP Paribas S.A.	01/02/14	199,029,875	101,233
EUR	2,116,000	Credit Suisse International	01/02/14	2,869,044	41,936
GBP	11,690,000	Barclays Bank plc	01/02/14	19,031,320	326,734

Contracts to Deliver
BRL	8,204,689	Barclays Bank plc	01/03/14	3,502,386	24,718
BRL	5,823,648	Citibank N.A.	01/03/14	2,485,976	17,544

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	203,902,081	Credit Suisse International	01/03/14	$86,752,077	$325,424
BRL	74,069,905	Credit Suisse International	01/03/14	31,486,952	91,422
BRL	7,905,258	JPMorgan Chase Bank N.A.	01/03/14	3,374,566	23,816
BRL	136,101,816	Morgan Stanley & Co., LLC	01/03/14	58,098,615	410,021
BRL	119,936,576	UBS AG Stamford	01/03/14	51,198,060	361,321
BRL	84,682,260	Morgan Stanley & Co., LLC	02/04/14	35,967,660	362,319
CAD	121,809,000	Citibank N.A.	03/20/14	114,771,769	316,877
EUR	1,796,000	Deutsche Bank AG	01/02/14	2,470,666	(90)
EUR	135,406,000	JPMorgan Chase Bank N.A.	01/02/14	182,204,616	(4,073,333)
EUR	3,205,000	JPMorgan Chase Bank N.A.	01/02/14	4,407,904	(1,212)
EUR	6,458,000	UBS AG Stamford	01/02/14	8,783,978	(100,289)
EUR	144,749,000	BNP Paribas S.A.	02/04/14	199,025,532	(102,630)
EUR	704,000	Citibank N.A.	02/04/14	966,155	(2,323)
EUR	2,951,000	UBS AG Stamford	02/04/14	4,062,258	2,629
EUR	47,400,000	Deutsche Bank AG	02/28/14	62,513,964	(2,692,815)
EUR	107,468,000	Goldman Sachs Bank USA	02/28/14	143,863,973	(3,976,578)
EUR	78,002,000	Goldman Sachs Bank USA	03/14/14	104,194,994	(3,109,968)
EUR	200,000	BNP Paribas S.A.	04/01/14	252,677	(22,457)
EUR	1,000,000	Citibank N.A.	04/01/14	1,267,350	(108,319)
EUR	300,000	BNP Paribas S.A.	06/02/14	379,358	(33,374)
EUR	1,600,000	Credit Suisse International	06/02/14	2,028,800	(172,440)
EUR	200,000	BNP Paribas S.A.	07/01/14	253,000	(22,165)
EUR	200,000	BNP Paribas S.A.	08/01/14	253,120	(22,066)
GBP	11,690,000	Credit Suisse International	01/02/14	18,931,277	(426,777)
GBP	11,690,000	Barclays Bank plc	02/04/14	19,026,971	(326,967)
JPY	650,407,280	Credit Suisse International	01/06/14	6,200,000	23,879
JPY	938,700,000	Citibank N.A.	02/18/14	9,115,070	199,574
JPY	448,100,000	Citibank N.A.	02/18/14	4,372,121	116,199
JPY	2,364,900,000	Credit Suisse International	02/18/14	23,829,989	1,368,866
JPY	1,646,200,000	Credit Suisse International	02/18/14	15,765,768	130,645
JPY	601,100,000	Deutsche Bank AG	02/18/14	5,788,803	79,732
JPY	482,700,000	Deutsche Bank AG	02/18/14	4,685,402	100,860
JPY	920,400,000	JPMorgan Chase Bank N.A.	02/18/14	8,957,045	215,357
MXN	28,052,159	JPMorgan Chase Bank N.A.	01/23/14	2,177,709	32,659
MXN	83,842,754	BNP Paribas S.A.	02/06/14	6,488,875	84,973

Net Unrealized Depreciation					$(14,998,863)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
3-Month Euribor	12/15/14	244	EUR	60,810,757	$(50,153)
3-Month Euribor	03/16/15	244	EUR	60,780,294	(75,380)
3-Month Euribor	06/15/15	244	EUR	60,738,057	(101,192)
3-Month Euribor	09/14/15	244	EUR	60,686,907	(127,330)
90 Day EuroDollar Futures	12/15/14	2,849	USD	709,321,146	(133,821)
90 Day EuroDollar Futures	03/16/15	192	USD	47,733,924	11,676
90 Day EuroDollar Futures	06/15/15	4,676	USD	1,162,331,906	(1,222,656)
90 Day EuroDollar Futures	09/14/15	7,771	USD	1,925,073,381	774,694
90 Day EuroDollar Futures	12/14/15	13,801	USD	3,416,850,125	(5,415,438)
90 Day EuroDollar Futures	03/14/16	4,331	USD	1,069,569,185	(2,302,510)
90 Day EuroDollar Futures	06/13/16	978	USD	240,887,512	(654,037)
90 Day EuroDollar Futures	09/19/16	487	USD	119,720,861	(472,823)
90 Day EuroDollar Futures	12/19/16	227	USD	55,588,489	(174,951)
U.S. Treasury Note 10 Year Futures	03/20/14	856	USD	107,255,263	(1,927,138)

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 5 Year Futures	03/31/14	5,408	USD	653,796,823	$(8,554,824)

Net Unrealized Depreciation					$(20,425,883)

Written Options

Inflation Capped Options	Initial Index	Counterparty	Floating Rate	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - (Final/Index/Initial Index)] or 0	03/10/20	$(5,800,000)	$(43,500)	$(905)	$42,595
Floor - OTC CPURNSA Index	215.949	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final/Index/Initial Index)] or 0	03/12/20	(16,200,000)	(137,080)	(2,552)	134,528
Floor - OTC CPURNSA Index	216.687	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final/Index/Initial Index)] or 0	04/07/20	(38,800,000)	(346,040)	(6,651)	339,389
Floor - OTC CPURNSA Index	217.965	Citibank N.A.	Maximum of [(1 + 0.000%)[10] - (Final/Index/Initial Index)] or 0	09/29/20	(17,500,000)	(225,750)	(4,133)	221,617
Floor - OTC CPURNSA Index	218.011	Deutsche Bank AG	Maximum of [(1 + 0.000%)[10] - (Final/Index/Initial Index)] or 0	10/13/20	(18,000,000)	(176,400)	(4,891)	171,509

Totals						$(928,770)	$(19,132)	$909,638

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 5-Year Interest Rate Swap	1.300%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Receive	01/29/14	USD	(54,600,000)	$(59,020)	$—	$59,020
Call - OTC - 10-Year Interest Rate Swap	2.400%	Deutsche Bank AG	3-Month USD-LIBOR	Receive	03/17/14	USD	(24,100,000)	(74,710)	(1,326)	73,384
Call - OTC - 5-Year Interest Rate Swap	1.400%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	01/27/14	USD	(364,800,000)	(632,558)	(2,918)	629,640
Call - OTC - 10-Year Interest Rate Swap	2.600%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	03/03/14	USD	(24,800,000)	(147,560)	(4,985)	142,575
Call - OTC - 10-Year Interest Rate Swap	2.650%	Citibank N.A.	3-Month USD-LIBOR	Receive	03/03/14	USD	(15,200,000)	(65,360)	(5,016)	60,344
Put - OTC - 1-Year Interest Rate Swap	0.400%	Goldman Sachs Bank USA	3-Month EURIBOR	Pay	03/12/14	EUR	(36,600,000)	(75,472)	(12,134)	63,338
Put - OTC - 1-Year Interest Rate Swap	0.400%	Barclays Bank plc	3-Month EURIBOR	Pay	03/12/14	EUR	(36,700,000)	(80,408)	(12,168)	68,240
Call - OTC - 5-Year Interest Rate Swap	1.400%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Receive	05/06/14	USD	(49,400,000)	(127,205)	(19,365)	107,840
Call - OTC - 5-Year Interest Rate Swap	1.400%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Receive	05/08/14	USD	(64,700,000)	(158,515)	(25,362)	133,153
Call - OTC - 1-Year Interest Rate Swap	0.400%	Goldman Sachs Bank USA	3-Month EURIBOR	Receive	03/12/14	EUR	(36,600,000)	(75,472)	(54,177)	21,295
Call - OTC - 1-Year Interest Rate Swap	0.400%	Barclays Bank plc	3-Month EURIBOR	Receive	03/12/14	EUR	(36,700,000)	(70,948)	(54,325)	16,623
Put - OTC - 10-Year Interest Rate Swap	3.100%	Citibank N.A.	3-Month USD-LIBOR	Pay	03/03/14	USD	(15,200,000)	(182,400)	(210,140)	(27,740)
Put - OTC - 5-Year Interest Rate Swap	1.800%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	01/29/14	USD	(54,600,000)	(244,855)	(256,347)	(11,492)
Put - OTC - 2-Year Interest Rate Swap	2.000%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	03/31/14	USD	(151,200,000)	(165,125)	(273,618)	(108,493)
Put - OTC - 2-Year Interest Rate Swap	2.000%	Morgan Stanley Capital Services, LLC	3-Month USD-LIBOR	Pay	04/04/16	USD	(229,200,000)	(601,650)	(414,769)	186,881

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Written Options—(Continued)

Interest Rate Swaptions	Exercise Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year Interest Rate Swap	2.000%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	01/27/14	USD	(364,800,000)	$(2,365,970)	$(505,613)	$1,860,357
Put - OTC - 5-Year Interest Rate Swap	1.900%	Goldman Sachs Bank USA	3-Month USD-LIBOR	Pay	05/06/14	USD	(49,400,000)	(420,147)	(617,253)	(197,106)
Put - OTC - 10-Year Interest Rate Swap	3.100%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	03/03/14	USD	(48,600,000)	(678,140)	(671,895)	6,245
Put - OTC - 10-Year Interest Rate Swap	2.900%	Deutsche Bank AG	3-Month USD-LIBOR	Pay	03/17/14	USD	(24,100,000)	(385,600)	(673,932)	(288,332)

Totals								$(6,611,115)	$(3,815,343)	$2,795,772

Credit Default Swaptions	Exercise Rate	Counterparty	Reference Obligation	Buy/ Sell Protection	Expiration Date	Notional Amount	Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year Credit Default Swap	1.100%	BNP Paribas S.A.	Markit iTraxx Europe, Series 20	Buy	03/19/14	EUR (12,700,000)	$(31,680)	$(5,250)	$26,430
Put - OTC - 5-Year Credit Default Swap	0.900%	JPMorgan Chase Bank N.A.	Markit CDX North America Investment Grade, Series 21	Buy	03/19/14	USD (12,500,000)	(20,625)	(5,433)	15,192
Put - OTC - 5-Year Credit Default Swap	0.900%	BNP Paribas S.A.	Markit CDX North America Investment Grade, Series 21	Buy	03/19/14	USD (21,600,000)	(26,352)	(9,387)	16,965
Call - OTC - 5-Year Credit Default Swap	0.600%	JPMorgan Chase Bank N.A.	Markit CDX North America Investment Grade, Series 21	Sell	03/19/14	USD (12,500,000)	(5,000)	(12,817)	(7,817)
Call - OTC - 5-Year Credit Default Swap	0.600%	BNP Paribas S.A.	Markit CDX North America Investment Grade, Series 21	Sell	03/19/14	USD (21,600,000)	(12,960)	(22,149)	(9,189)
Call - OTC - 5-Year Credit Default Swap	0.700%	BNP Paribas S.A.	Markit iTraxx Europe, Series 20	Sell	03/19/14	EUR (12,700,000)	(12,151)	(25,772)	(13,621)

Totals							$(108,768)	$(80,808)	$27,960

Options on Exchange-Traded Futures Contracts	Exercise Price	Expiration Date	Number of Contracts	Premiums Received	Market Value	Unrealized Appreciation
Put - 3-Year Eurodollar Mid Curve Futures	$97.375	03/14/14	(724)	$(254,359)	$(362,000)	$(107,641)

Swap Agreements

OTC Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Year BRL CDI	10.630%	01/02/17	Deutsche Bank AG	BRL	1,000,000	$(11,214)	$261	$(11,475)
Pay	1-Year BRL CDI	9.130%	01/02/17	Deutsche Bank AG	BRL	13,000,000	(330,608)	40,695	(371,303)
Pay	1-Year BRL CDI	10.630%	01/02/17	Goldman Sachs Bank USA	BRL	4,800,000	(53,828)	9,369	(63,197)
Pay	1-Year BRL CDI	9.095%	01/02/17	Goldman Sachs Bank USA	BRL	5,400,000	(140,994)	—	(140,994)
Pay	1-Year BRL CDI	10.630%	01/02/17	Morgan Stanley Capital Services, LLC	BRL	3,800,000	(42,614)	10,627	(53,241)
Pay	1-Year BRL CDI	9.140%	01/02/17	Morgan Stanley Capital Services, LLC	BRL	5,000,000	(127,640)	16,379	(144,019)
Pay	1-Year BRL CDI	8.640%	01/02/17	Morgan Stanley Capital Services, LLC	BRL	4,900,000	(138,805)	(5,659)	(133,146)
Pay	1-Year BRL CDI	8.900%	01/02/17	UBS AG	BRL	12,700,000	(349,426)	(1,109)	(348,317)
Pay	MXN TIIE	5.600%	09/06/16	Barclays Bank plc	MXN	313,000,000	638,514	145,041	493,473
Pay	MXN TIIE	5.600%	09/06/16	Morgan Stanley Capital Services, LLC	MXN	37,200,000	75,887	7,444	68,443
Pay	MXN TIIE	5.500%	09/13/17	Barclays Bank plc	MXN	296,000,000	395,445	(179,911)	575,356

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Swap Agreements—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	MXN TIIE	5.000%	09/13/17	Barclays Bank plc	MXN	4,900,000	$72	$(2,830)	$2,902
Pay	MXN TIIE	5.500%	09/13/17	Morgan Stanley Capital Services, LLC	MXN	136,000,000	181,691	(63,908)	245,599
Pay	MXN TIIE	5.500%	06/11/18	Barclays Bank plc	MXN	5,700,000	3,259	(1,268)	4,527
Pay	MXN TIIE	5.250%	06/11/18	Barclays Bank plc	MXN	7,400,000	(1,515)	(4,794)	3,279
Pay	MXN TIIE	5.500%	06/11/18	Goldman Sachs Bank USA	MXN	25,200,000	14,410	(4,151)	18,561
Pay	MXN TIIE	5.250%	06/11/18	Goldman Sachs Bank USA	MXN	13,500,000	(2,764)	(8,510)	5,746
Pay	MXN TIIE	5.500%	06/11/18	JPMorgan Chase Bank N.A.	MXN	3,000,000	1,715	(185)	1,900
Pay	MXN TIIE	5.250%	06/11/18	JPMorgan Chase Bank N.A.	MXN	5,900,000	(1,208)	(2,042)	834
Pay	MXN TIIE	5.000%	06/11/18	JPMorgan Chase Bank N.A.	MXN	140,000,000	(137,378)	(211,683)	74,305
Pay	MXN TIIE	5.500%	06/11/18	Morgan Stanley Capital Services, LLC	MXN	16,600,000	9,492	(3,381)	12,873
Pay	MXN TIIE	5.250%	06/11/18	Morgan Stanley Capital Services, LLC	MXN	9,000,000	(1,843)	(4,910)	3,067
Pay	MXN TIIE	5.000%	06/11/18	Morgan Stanley Capital Services, LLC	MXN	264,000,000	(259,056)	(428,178)	169,122
Pay	MXN TIIE	6.350%	06/02/21	Morgan Stanley Capital Services, LLC	MXN	30,900,000	2,038	7,317	(5,279)
Pay	MXN TIIE	5.500%	09/02/22	Morgan Stanley Capital Services, LLC	MXN	700,000	(4,036)	(1,068)	(2,968)
Pay	MXN TIIE	5.750%	06/05/23	BNP Paribas S.A.	MXN	100,000	(546)	(128)	(418)
Pay	MXN TIIE	5.750%	06/05/23	Barclays Bank plc	MXN	100,000	(547)	(287)	(260)
Pay	MXN TIIE	6.000%	06/05/23	Barclays Bank plc	MXN	200,000	(814)	(348)	(466)
Pay	MXN TIIE	5.750%	06/05/23	Deutsche Bank AG	MXN	200,000	(1,093)	(337)	(756)
Pay	MXN TIIE	5.750%	06/05/23	Goldman Sachs Bank USA	MXN	200,000	(1,093)	(486)	(607)
Pay	MXN TIIE	6.000%	06/05/23	JPMorgan Chase Bank N.A.	MXN	300,000	(1,221)	(1,099)	(122)

Totals							$(285,720)	$(689,139)	$403,419

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)
Pay	3-Month USD-LIBOR	1.500%	03/18/16	USD	1,203,500,000	$178,402
Pay	3-Month USD-LIBOR	1.500%	12/16/16	USD	142,900,000	(281,206)
Pay	3-Month USD-LIBOR	3.000%	09/21/17	USD	1,639,400,000	(4,668,959)
Receive	3-Month USD-LIBOR	4.250%	06/15/41	USD	335,900,000	79,278,035
Receive	3-Month USD-LIBOR	2.750%	06/19/43	USD	167,400,000	26,891,182
Receive	3-Month USD-LIBOR	3.500%	12/18/43	USD	24,100,000	1,042,099
Receive	6-Month JPY-LIBOR	1.000%	09/18/23	JPY	16,670,000,000	(83,980)
Pay	Federal Funds Effective Rate	1.000%	10/15/17	USD	417,900,000	(5,307,524)

Total						$97,048,049

Centrally Cleared Credit Default Swap Agreements—Sell Protection

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at December 31, 2013(a)	Notional Amount(b)		Unrealized Appreciation
Markit CDX North America Investment Grade, Series 21	1.000%	12/20/18	0.623%	USD	22,600,000	$181,450

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Swap Agreements—(Continued)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (c)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(a)	Notional Amount(b)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank plc 1.551%, due 10/27/2015	1.000%	03/20/14	Deutsche Bank AG	0.071%	EUR	1,000,000	$2,803	$6,894	$(4,091)
Berkshire Hathaway Finance Corp. 4.625%, due 10/15/2013	1.000%	03/20/15	Goldman Sachs International	0.175%	USD	3,100,000	31,393	(54,777)	86,170
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/15	Citibank N.A.	0.776%	USD	11,700,000	38,689	(327,293)	365,982
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/15	Deutsche Bank AG	0.776%	USD	6,100,000	20,171	(66,949)	87,120
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/15	JPMorgan Chase Bank N.A.	0.776%	USD	12,700,000	41,995	(139,386)	181,381
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/20/15	Citibank N.A.	0.895%	USD	1,200,000	2,175	(18,832)	21,007
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/20/15	JPMorgan Chase Bank N.A.	0.895%	USD	4,100,000	7,433	(41,229)	48,662
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	09/21/15	UBS AG	0.895%	USD	1,600,000	2,901	(15,139)	18,040
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	12/20/15	Morgan Stanley Capital Services, LLC	0.983%	USD	37,100,000	12,791	(214,047)	226,838
Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	06/20/16	Deutsche Bank AG	1.166%	USD	3,500,000	(14,208)	(11,731)	(2,477)
China Government International Bond 4.750%, due 10/29/2013	1.000%	03/20/15	Deutsche Bank AG	0.169%	USD	2,000,000	20,404	11,410	8,994
China Government International Bond 4.250%, due 10/28/2014	1.000%	12/20/16	Barclays Bank plc	0.391%	USD	3,500,000	63,121	62,970	151
China Government International Bond 4.250%, due 10/28/2014	1.000%	12/20/16	Barclays Bank plc	0.391%	USD	3,300,000	59,514	68,668	(9,154)
China Government International Bond 4.250%, due 10/28/2014	1.000%	12/20/16	Deutsche Bank AG	0.391%	USD	3,100,000	55,907	60,395	(4,488)
China Government International Bond 4.250%, due 10/28/2014	1.000%	12/20/16	Deutsche Bank AG	0.391%	USD	3,100,000	55,907	61,254	(5,347)
China Government International Bond 4.250%, due 10/28/2014	1.000%	12/20/18	Barclays Bank plc	0.753%	USD	800,000	9,487	7,830	1,657
China Government International Bond 4.250%, due 10/28/2014	1.000%	12/20/18	Citibank N.A.	0.753%	USD	2,200,000	26,090	20,448	5,642
General Electric Capital Corp. 5.625%, due 9/15/2017	1.000%	09/20/15	Deutsche Bank AG	0.282%	USD	3,500,000	43,497	43,236	261
General Electric Capital Corp. 5.625%, due 9/15/2017	1.000%	12/20/15	Morgan Stanley Capital Services, LLC	0.300%	USD	6,500,000	90,017	(127,348)	217,365
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/15	Citibank N.A.	0.240%	USD	3,100,000	28,889	(71,176)	100,065
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/15	Deutsche Bank AG	0.240%	USD	1,400,000	13,047	(32,144)	45,191
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/15	Citibank N.A.	0.318%	USD	1,900,000	22,441	(28,651)	51,092
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/15	UBS AG	0.318%	USD	600,000	7,087	(8,488)	15,575
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/16	Barclays Bank plc	0.360%	USD	10,800,000	153,985	(82,990)	236,975
Mexico Government International Bond 5.950%, due 3/19/2019	1.000%	03/20/16	Citibank N.A.	0.360%	USD	6,900,000	98,379	(125,166)	223,545
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	03/20/16	Deutsche Bank AG	0.360%	USD	19,600,000	279,454	(143,793)	423,247
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	06/20/16	Citibank N.A.	0.413%	USD	10,000,000	145,285	(21,564)	166,849
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/16	Goldman Sachs International	0.456%	USD	4,600,000	68,066	(21,933)	89,999

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Swap Agreements—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(a)	Notional Amount(b)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	09/20/16	JPMorgan Chase Bank N.A.	0.456%	USD	2,000,000	$29,594	$11,531	$18,063
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/16	Morgan Stanley Capital Services, LLC	0.456%	USD	9,400,000	139,092	(40,540)	179,632
Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	09/20/16	UBS AG Stamford	0.456%	USD	4,100,000	60,668	(17,990)	78,658
Mexico Government International Bond 5.950%, due 3/19/2019	1.000%	12/20/16	Citibank N.A.	0.492%	USD	5,000,000	75,304	65,986	9,318
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	12/20/16	JPMorgan Chase Bank N.A.	0.492%	USD	1,200,000	18,073	16,197	1,876
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	06/20/17	Goldman Sachs International	0.582%	USD	2,900,000	41,659	(12,796)	54,455
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	12/20/18	Citibank N.A.	0.879%	USD	700,000	4,076	(1,033)	5,109
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	12/20/18	Goldman Sachs International	0.879%	USD	2,800,000	16,303	(6,879)	23,182
Mexico Government International Bond 5.950% due 3/19/2019	1.000%	12/20/18	JPMorgan Chase Bank N.A.	0.879%	USD	700,000	4,076	(1,118)	5,194
Republic of Indonesia 6.750%, due 3/10/2014	1.000%	09/20/15	Citibank N.A.	0.929%	USD	1,400,000	1,716	(31,728)	33,444
Republic of Indonesia 7.250% due 4/20/2015	1.000%	06/20/16	Barclays Bank plc	1.215%	USD	5,000,000	(26,270)	(78,629)	52,359
Republic of Indonesia 7.250% due 4/20/2015	1.000%	06/20/16	Barclays Bank plc	1.215%	USD	5,600,000	(29,422)	(89,360)	59,938
Republic of Indonesia 6.750% due 3/10/2014	1.000%	06/20/16	Citibank N.A.	1.215%	USD	1,700,000	(8,932)	(32,306)	23,374
Republic of Indonesia 6.750% due 3/10/2014	1.000%	06/20/16	Citibank N.A.	1.215%	USD	4,200,000	(22,067)	(77,852)	55,785
Republic of Indonesia 7.250%, due 4/20/2015	1.000%	09/20/16	Morgan Stanley Capital Services, LLC	1.331%	USD	5,900,000	(52,267)	(87,543)	35,276
Republic of Indonesia 7.250%, due 4/20/2015	1.000%	09/20/16	UBS AG	1.331%	USD	2,600,000	(23,033)	(41,034)	18,001
U.S. Treasury Note 4.875%, due 8/15/2016	0.250%	09/21/15	UBS AG	0.315%	EUR	31,800,000	(49,279)	(477,132)	427,853
U.S. Treasury Note 4.875%, due 8/15/2016	0.250%	03/20/16	BNP Paribas S.A.	0.296%	EUR	21,500,000	(30,161)	(303,267)	273,106

Totals							$1,535,850	$(2,415,024)	$3,950,874

OTC Credit Default Swaps on Credit Indices—Sell Protection (c)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2013(a)	Notional Amount(b)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
Markit CDX North America Investment Grade, Series 9	0.553%	12/20/17	JPMorgan Chase Bank N.A.	0.131%	USD	2,000,000	$31,885	$—	$31,885
Markit CMBX North America AAA, Series 4	0.350%	02/17/51	Deutsche Bank AG	0.000%	USD	1,478,601	(23,077)	(39,739)	16,662
Markit CMBX North America AAA, Series 4	0.350%	02/17/51	Goldman Sachs International	0.000%	USD	2,070,040	(32,308)	(54,341)	22,033

Totals							$(23,500)	$(94,080)	$70,580

Securities in the amount of $1,181,413 have been received at the custodian bank as collateral for swap contracts.

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

(a)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(b)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(c)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CDI)—	Brazil Interbank Deposit Rate
(CPURNSA)—	U.S. Consumer Price All Urban Non-Seasonally Adjusted
(DKK)—	Danish Krone
(EUR)—	Euro
(EURIBOR)—	Euro InterBank Offered Rate
(GBP)—	British Pound
(JPY)—	Japanese Yen
(LIBOR)—	London InterBank Offered Rate
(MXN)—	Mexican Peso
(TIIE)—	Interbank Equilibrium Interest Rate
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$7,051,766,619	$—	$7,051,766,619
Total Corporate Bonds & Notes*	—	993,284,222	—	993,284,222
Total Foreign Government*	—	677,644,400	—	677,644,400
Total Mortgage-Backed Securities*	—	346,569,270	—	346,569,270
Total Municipals	—	326,977,397	—	326,977,397
Total Asset-Backed Securities*	—	202,573,715	—	202,573,715
Total Convertible Preferred Stock*	40,829,750	—	—	40,829,750
Total Preferred Stock*	30,237,592	—	—	30,237,592
Short-Term Investments
Discount Notes	—	147,599,630	—	147,599,630
U.S. Treasury	—	7,770,393	—	7,770,393
Commercial Paper	—	13,895,556	—	13,895,556
Repurchase Agreements	—	297,279,000	—	297,279,000
Total Short-Term Investments	—	466,544,579	—	466,544,579
Total Investments	$71,067,342	$10,065,360,202	$—	$10,136,427,544

Secured Borrowings (Liability)	$—	$(36,924,830)	$—	$(36,924,830)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,887,658	$—	$4,887,658
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(19,886,521)	—	(19,886,521)
Total Forward Contracts	$—	$(14,998,863)	$—	$(14,998,863)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$786,370	$—	$—	$786,370
Futures Contracts (Unrealized Depreciation)	(21,212,253)	—	—	(21,212,253)
Total Futures Contracts	$(20,425,883)	$—	$—	$(20,425,883)
Written Options
Inflation Capped Options at Value	$—	$(19,132)	$—	$(19,132)
Interest Rate Swaptions at Value	—	(3,815,343)	—	(3,815,343)
Credit Default Swaptions at Value	—	(80,808)	—	(80,808)
Options on Exchange-Traded Futures Contracts at Value	(362,000)	—	—	(362,000)
Total Written Options	$(362,000)	$(3,915,283)	$—	$(4,277,283)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$107,571,168	$—	$107,571,168
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(10,341,669)	—	(10,341,669)
Total Centrally Cleared Swap Contracts	$—	$97,229,499	$—	$97,229,499
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$3,145,897	$—	$3,145,897
OTC Swap Contracts at Value (Liabilities)	—	(1,919,267)	—	(1,919,267)
Total OTC Swap Contracts	$—	$1,226,630	$—	$1,226,630

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$10,136,427,544
Cash	860,735
Cash denominated in foreign currencies (b)	4,189,552
Cash collateral (c)	28,464,000
OTC swap contracts at market value (d)	3,145,897
Unrealized appreciation on forward foreign currency exchange contracts	4,887,658
Receivable for:
Investments sold	28,198,311
TBA securities sold	860,451,992
Fund shares sold	4,863,711
Principal paydowns	50,672
Interest	43,674,791
Interest on OTC swap contracts	206,769
Variation margin on swap contracts	6,162,716
Prepaid expenses	24,344
Other assets	345,781

Total Assets	11,121,954,473
Liabilities
Written options at value (e)	4,277,283
Secured borrowings	36,924,830
OTC swap contracts at market value (f)	1,919,267
Cash collateral (g)	8,165,000
Unrealized depreciation on forward foreign currency exchange contracts	19,886,521
Payables for:
Investments purchased	43,383,905
TBA securities purchased	2,340,222,711
Fund shares redeemed	2,754,599
Deferred dollar roll income	885
Variation margin on futures contracts	2,364,476
Variation margin on swap contracts	618,440
Interest on OTC swap contracts	86,561
Accrued expenses:
Management fees	3,527,142
Distribution and service fees	898,973
Deferred trustees’ fees	53,884
Other expenses	756,921

Total Liabilities	2,465,841,398

Net Assets	$8,656,113,075

Net assets consist of:
Paid in surplus	$8,429,069,121
Undistributed net investment income	218,706,171
Accumulated net realized loss	(103,497,182)
Unrealized appreciation on investments, written options, futures contracts, swap contracts and foreign currency transactions	111,834,965

Net Assets	$8,656,113,075

Net Assets
Class A	$4,422,440,157
Class B	4,168,958,617
Class E	64,714,301
Capital Shares Outstanding*
Class A	372,562,246
Class B	357,073,916
Class E	5,497,461
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.87
Class B	11.68
Class E	11.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $10,093,626,631.
(b)	Identified cost of cash denominated in foreign currencies was $3,998,423.
(c)	Includes collateral of $14,849,000 for futures contracts and $13,615,000 for centrally cleared swap contracts.
(d)	Net premium received on OTC swap contracts was $1,312,002.
(e)	Premiums received on written options were $7,903,012.
(f)	Net premium received on OTC swap contracts was $1,886,241.
(g)	Includes collateral of $6,960,000 for OTC swap contracts and $1,205,000 for TBAs.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends	$5,386,939
Interest	197,024,809

Total investment income	202,411,748
Expenses
Management fees	43,147,308
Administration fees	218,044
Custodian and accounting fees	1,943,203
Distribution and service fees—Class B	11,047,665
Distribution and service fees—Class E	108,189
Interest expense	3,759
Audit and tax services	113,600
Legal	23,316
Trustees’ fees and expenses	30,453
Shareholder reporting	548,055
Insurance	54,826
Miscellaneous	33,861

Total expenses	57,272,279

Net Investment Income	145,139,469

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(16,039,440)
Futures contracts	(14,390,022)
Written options	11,095,629
Swap contracts	(33,251,275)
Foreign currency transactions	39,535,249

Net realized loss	(13,049,859)

Net change in unrealized appreciation (depreciation) on:
Investments	(364,984,762)
Futures contracts	(19,232,423)
Written options	(972,931)
Swap contracts	100,082,731
Foreign currency transactions	(9,897,619)

Net change in unrealized depreciation	(295,005,004)

Net realized and unrealized loss	(308,054,863)

Net Decrease in Net Assets From Operations	$(162,915,394)

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$145,139,469	$181,225,028
Net realized gain (loss)	(13,049,859)	440,422,097
Net change in unrealized appreciation (depreciation)	(295,005,004)	252,359,066

Increase (decrease) in net assets from operations	(162,915,394)	874,006,191

From Distributions to Shareholders
Net investment income
Class A	(188,927,907)	(181,917,260)
Class B	(187,898,207)	(143,267,330)
Class E	(3,143,930)	(2,677,004)
Net realized capital gains
Class A	(82,935,566)	0
Class B	(87,419,822)	0
Class E	(1,435,014)	0

Total distributions	(551,760,446)	(327,861,594)

Decrease in net assets from capital share transactions	(387,471,910)	(556,620,100)

Total decrease in Net Assets	(1,102,147,750)	(10,475,503)

Net Assets
Beginning of period	9,758,260,825	9,768,736,328

End of period	$8,656,113,075	$9,758,260,825

Undistributed net investment income
End of period	$218,706,171	$378,939,069

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	31,368,544	$382,765,466	29,908,082	$373,559,955
Reinvestments	22,283,891	271,863,473	14,935,736	181,917,260
Redemptions	(74,095,563)	(940,755,909)	(84,086,810)	(1,035,999,462)

Net decrease	(20,443,128)	$(286,126,970)	(39,242,992)	$(480,522,247)

Class B
Sales	28,480,356	$344,219,656	38,290,404	$471,586,019
Reinvestments	22,904,994	275,318,029	11,929,003	143,267,330
Redemptions	(59,841,603)	(713,042,429)	(55,470,011)	(681,527,729)

Net decrease	(8,456,253)	$(93,504,744)	(5,250,604)	$(66,674,380)

Class E
Sales	188,927	$2,306,266	471,578	$5,845,704
Reinvestments	378,113	4,578,944	221,423	2,677,004
Redemptions	(1,226,055)	(14,725,406)	(1,443,798)	(17,946,181)

Net decrease	(659,015)	$(7,840,196)	(750,797)	$(9,423,473)

Decrease derived from capital shares transactions		$(387,471,910)		$(556,620,100)

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.86	$12.14	$12.47	$12.02	$11.60

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.25	0.30	0.28	0.45
Net realized and unrealized gain (loss) on investments	(0.41)	0.89	0.12	0.71	1.47

Total from investment operations	(0.20)	1.14	0.42	0.99	1.92

Less Distributions
Distributions from net investment income	(0.55)	(0.42)	(0.36)	(0.47)	(0.96)
Distributions from net realized capital gains	(0.24)	0.00	(0.39)	(0.07)	(0.54)

Total distributions	(0.79)	(0.42)	(0.75)	(0.54)	(1.50)

Net Asset Value, End of Period	$11.87	$12.86	$12.14	$12.47	$12.02

Total Return (%) (b)	(1.72)	9.56	3.42	8.41	18.39

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	0.51	0.51	0.51	0.52
Ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51	0.51	0.52
Ratio of net investment income to average net assets (%)	1.73	1.97	2.47	2.31	3.93
Portfolio turnover rate (%)	352 (c)	424 (c)	516	714	633
Net assets, end of period (in millions)	$4,422.4	$5,052.8	$5,249.4	$5,543.8	$4,095.7

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.66	$11.96	$12.30	$11.87	$11.47

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.21	0.27	0.25	0.42
Net realized and unrealized gain (loss) on investments	(0.40)	0.88	0.11	0.70	1.45

Total from investment operations	(0.22)	1.09	0.38	0.95	1.87

Less Distributions
Distributions from net investment income	(0.52)	(0.39)	(0.33)	(0.45)	(0.93)
Distributions from net realized capital gains	(0.24)	0.00	(0.39)	(0.07)	(0.54)

Total distributions	(0.76)	(0.39)	(0.72)	(0.52)	(1.47)

Net Asset Value, End of Period	$11.68	$12.66	$11.96	$12.30	$11.87

Total Return (%) (b)	(1.92)	9.27	3.17	8.17	18.03

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.76	0.76	0.76	0.77
Ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76	0.76	0.77
Ratio of net investment income to average net assets (%)	1.49	1.72	2.23	2.06	3.64
Portfolio turnover rate (%)	352 (c)	424 (c)	516	714	633
Net assets, end of period (in millions)	$4,169.0	$4,626.9	$4,436.1	$3,958.7	$2,849.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

PIMCO Total Return Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.75	$12.05	$12.37	$11.93	$11.52

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.23	0.28	0.27	0.44
Net realized and unrealized gain (loss) on investments	(0.40)	0.86	0.13	0.69	1.44

Total from investment operations	(0.21)	1.09	0.41	0.96	1.88

Less Distributions
Distributions from net investment income	(0.53)	(0.39)	(0.34)	(0.45)	(0.93)
Distributions from net realized capital gains	(0.24)	0.00	(0.39)	(0.07)	(0.54)

Total distributions	(0.77)	(0.39)	(0.73)	(0.52)	(1.47)

Net Asset Value, End of Period	$11.77	$12.75	$12.05	$12.37	$11.93

Total Return (%) (b)	(1.82)	9.27	3.37	8.24	18.21

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.66	0.66	0.66	0.67
Ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.66	0.66	0.67
Ratio of net investment income to average net assets (%)	1.59	1.82	2.31	2.17	3.82
Portfolio turnover rate (%)	352 (c)	424 (c)	516	714	633
Net assets, end of period (in millions)	$64.7	$78.5	$83.2	$118.5	$110.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 140% and 183% for 2013 and 2012, respectively

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-34

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

MIST-35

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, premium amortization adjustments, distribution re-designations, paydown transactions, treasury rolls, options transactions and deferred deflation adjustments. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in

MIST-36

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $297,279,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the Master Repurchase Agreement entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as liabilities on the Statement of Assets and Liabilities. For the year ended December 31, 2013, the Portfolio had an outstanding reverse repurchase agreement balance of 61 days. The average amount of borrowings was $57,297,770 and the weighted average interest rate was 0.16% during the 61 day period. At December 31, 2013, the Portfolio had no outstanding reverse repurchase agreements.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2013, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and sovereign debt securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop”, is included in net investment income with the cost of the secured borrowing transaction being recorded as interest expense over the term of the borrowing. The agreed upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2013, the Portfolio had an outstanding secured borrowing transaction balance for 176 days. For the year ended December 31, 2013, the Portfolio’s average amount of borrowings was $73,069,910 and the weighted average interest rate was (0.20)% during the 176 day period.

At December 31, 2013, the amount of the Portfolio’s outstanding borrowings was $36,924,830. There are no securities or cash pledged as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2013. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA agreement and net of the related collateral pledged or received by the Portfolio as of December 31, 2013:

Counterparty	Secured Borrowing Liability Subject to a MNA	Financial Instruments Available for Offset	Collateral Pledged(a)	Net Amount[b]
Barclays Capital Inc.	$36,924,830	$(36,887,261)	$—	$37,569

a	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction
b	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

MIST-37

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Secured borrowing transactions and mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the secured borrowing transaction or mortgage dollar roll.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”. Securities in the amount of $780,333 have been received at the custodian bank as collateral for TBA securities.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

MIST-38

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

MIST-39

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

MIST-40

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2013, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

MIST-41

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value (a)	$1,322,523	OTC swap contracts at market value (a)	$1,608,243
	Unrealized appreciation on centrally cleared swap contracts*(b)	107,389,718	Unrealized depreciation on centrally cleared swap contracts*(b)	10,341,669
	Unrealized appreciation on futures contracts**(b)	786,370	Unrealized depreciation on futures contracts**(b)	21,212,253
			Written options at value (c)	4,196,475
Credit	OTC swap contracts at market value (a)	1,823,374	OTC swap contracts at market value (a)	311,024
	Unrealized appreciation on centrally cleared swap contracts*(b)	181,450
			Written options at value	80,808
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,887,658	Unrealized depreciation on forward foreign currency exchange contracts	19,886,521

Total		$116,391,093		$57,636,993

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Excludes interest receivable on OTC swap contracts of $206,769 and interest payable on OTC swap contracts of $86,561.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes an exchange traded written option with a value of $362,000 that is not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$1,674,849	$(480,607)	$(1,194,242)	$—
BNP Paribas S.A.	186,206	(186,206)	—	—
Citibank N.A.	1,212,049	(399,405)	(812,644)	—
Credit Suisse International	1,982,172	(1,436,636)	(545,536)	—
Deutsche Bank AG	671,782	(671,782)	—	—
Goldman Sachs Bank USA	14,410	(14,410)	—	—
Goldman Sachs International	157,421	(32,308)	—	125,113
JPMorgan Chase Bank N.A.	408,360	(408,360)	—	—
Morgan Stanley & Co., LLC	780,692	(617,787)	(162,905)	—

MIST-42

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Morgan Stanley Capital Services, LLC	$511,008	$(511,008)	$—	$—
UBS AG	9,988	(9,988)	—	—
UBS AG Stamford	424,618	(424,618)	—	—

	$8,033,555	$(5,193,115)	$(2,715,327)	$125,113

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$480,607	$(480,607)	$—	$—
BNP Paribas S.A.	295,957	(186,206)	—	109,751
Citibank N.A.	399,405	(399,405)	—	—
Credit Suisse International	1,436,636	(1,436,636)	—	—
Deutsche Bank AG	4,426,054	(671,782)	(3,754,272)	—
Goldman Sachs Bank USA	8,775,288	(14,410)	(8,760,878)	—
Goldman Sachs International	32,308	(32,308)	—	—
JPMorgan Chase Bank N.A.	4,242,979	(408,360)	(3,834,619)	—
Morgan Stanley & Co., LLC	617,787	(617,787)	—	—
Morgan Stanley Capital Services, LLC	1,322,739	(511,008)	(811,731)	—
UBS AG	421,738	(9,988)	—	411,750
UBS AG Stamford	3,269,573	(424,618)	(2,844,955)	—

	$25,721,071	$(5,193,115)	$(20,006,455)	$521,501

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location— Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$35,659,129	$35,659,129
Futures contracts	(14,390,022)	—	—	(14,390,022)
Swap contracts	(28,065,798)	(5,185,477)	—	(33,251,275)
Written options	10,179,811	157,455	758,363	11,095,629

	$(32,276,009)	$(5,028,022)	$36,417,492	$(886,539)

Statement of Operations Location— Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(9,757,116)	$(9,757,116)
Futures contracts	(19,232,423)	—	—	(19,232,423)
Swap contracts	100,635,827	(553,096)	—	100,082,731
Written options	(1,000,891)	27,960	—	(972,931)

	$80,402,513	$(525,136)	$(9,757,116)	$70,120,261

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward Foreign currency transactions	$1,988,707,314
Futures contracts long	5,701,078,468
Futures contracts short	(19,178,303)
Swap contracts	3,359,071,205
Written options	(1,905,737,377)

‡	Averages are based on activity levels during 2013.

MIST-43

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Written Options

The Portfolio transactions in written options during the year ended December 31, 2013:

Call Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	179,700,000	—	134,775
Options written	2,104,100,000	995	3,792,871
Options exercised	(17,200,000)	—	(13,330)
Options expired	(1,548,900,000)	(995)	(2,472,857)

Options outstanding December 31, 2013	717,700,000	—	1,441,459

Put Options	Notional Amount	Number of Contracts	Premium Received
Options outstanding December 31, 2012	955,300,000	—	5,069,391
Options written	3,445,300,000	1,719	15,543,006
Options bought back	(162,700,000)	(214)	(1,037,893)
Options exercised	(988,900,000)	(715)	(3,783,271)
Options expired	(2,095,500,000)	(66)	(9,329,680)

Options outstanding December 31, 2013	1,153,500,000	724	6,461,553

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

MIST-44

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

MSFTAs govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTAs maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$32,924,416,366	$1,031,252,499	$32,413,030,909	$2,818,752,611

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2013 were as follows:

Purchases	Sales
$22,538,239,814	$22,578,986,825

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$43,147,308	0.500%	First $	1.2 billion
	0.475%	Over $	1.2 billion

MIST-45

Met Investors Series Trust

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$472,507,003	$327,861,594	$79,253,443	$—	$551,760,446	$327,861,594

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$207,855,344	$—	$116,062,513	$—	$(96,820,016)	$227,097,841

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio had post-enactment accumulated short-term capital losses of $96,820,016.

MIST-46

Met Investors Series Trust

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PIMCO Total Return Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the PIMCO Total Return Portfolio of Met Investors Series Trust as of December 31, 2013, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-47

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-48

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-49

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the PIMCO Total Return Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-50

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the PIMCO Total Return Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further noted that the Portfolio outperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MIST-51

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the PIMCO Total Return Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and below the Expense Universe median and Sub-advised Expense Universe median, and that total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the PIMCO Total Return Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-52

Met Investors Series Trust

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-53

Met Investors Series Trust

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the Pioneer Fund Portfolio returned 33.08% and 32.71%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned 32.39%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy posted solid, if not spectacular, growth in 2013, with the number of employed people rising by 2 million as the unemployment rate fell from 8.5% to 7.0%. Inflation was modest, at best, with the headline Consumer Price Index (CPI) below 1.5%. Globally, growth picked up over the year as Europe emerged from recession and the Japanese economy responded to the “Abenomics” package of fiscal and monetary stimulus.

Despite inflation remaining low, bonds had a difficult year in 2013. While the Federal Reserve (the “Fed”) did not raise the Fed Funds rate in 2013, Fed Chairman Bernanke’s May suggestion that the central bank’s Quantitative Easing program of bond purchases was likely to be tapered back and eliminated sparked a sell-off in government bonds, which pushed the yield on ten-year Treasuries up from 1.6% at the beginning of May to just over 3% in September and again at year-end (recall that the Fed decided not to begin reducing its purchase in September, but did announce a January reduction after their December meeting). The Barclays U.S. Universal Bond Index, a broad measure of the U.S. bond market, returned -1.4% for the year.

The U.S. stock market opened 2013 on a strong note, rallying on news that Congress had struck an after-midnight deal to reduce the scheduled “fiscal cliff” tax increases, and it really never looked back; the S&P 500 Index, the Portfolio’s benchmark, returned 32.4% for the calendar year, never suffering a correction of more than 6% during the year.

Strong returns from the Media industry powered the Consumer Discretionary sector to a market-leading 43% return for 2013. That sector was closely followed by the Health Care and Industrials sectors, each of which returned 41%. In Health Care, the Biotechnology group led; in Industrials, Airlines and Aerospace/Defense led. Financials (up 36%) was the only other sector to outperform the broad market; within the sector, strong returns from life insurers and Capital Markets firms were offset by near-breakeven returns from the real estate investment trust (REIT) group. The Information Technology, Consumer Staples, Materials, and Energy sectors each returned 25-29%, while the Utilities (up 13%) and Telecom Services (up 11%) lagged by a wide margin.

PORTFOLIO REVIEW / PERIOD END POSITIONING

In a market that returned over 30% for the full year, adherence to our disciplines of staying fully invested and broadly diversified meant that the Portfolio captured the vast majority of the broad market’s gains and that benchmark-relative performance is primarily the result of our skill in security selection.

Both security selection and sector weighting decisions contributed to benchmark-relative outperformance in 2013. Results were helped most by strong stock selection in the Consumer Staples sector and our underweighting of the Utilities and Telecom Services sectors. Good stock selection in Industrials and Information Technology and overweighing the Consumer Discretionary and Health Care sectors also added value, while stock selection in the Consumer Discretionary and Financial sectors was the largest drag on results.

Strong results in the Consumer Staples sector reflected our emphasis on drugstore chains and food product companies—a number of names in each group did very well—and below-index exposure to beverages and tobacco. Drugstore chain Walgreens was the single largest individual contributor to full-year relative results as it returned 59% in 2013, reflecting strong business results and investor enthusiasm about the company’s combination with Alliance Boots, Europe’s largest retailer.

Results in the Industrials sector were boosted by our security selection among conglomerates (e.g. 3M), machinery companies (notably Ingersoll Rand), and our railroad positions, which outperformed after having lagged last year.

Results in the Information Technology sector were boosted by our position in Facebook, which more than doubled in 2013, and stock-picking in the IT Services group (notably Automatic Data Processing, DST Systems, and Fiserv).

We generally avoid concentrating portfolio assets and rarely have more than 3% of assets in any one stock. As a result, we often underweight the stocks with the largest weight in the S&P 500 Index. At year-end 2013, Apple had the largest weight (3.1%) of any stock in the S&P 500 Index; Google (1.9%) was fourth-largest; we were underweight both stocks relative to the benchmark index. Underweighting Google (up 58% in 2013) detracted from the Portfolio’s relative results, but underweighting Apple (up only 8% in 2013) made up for the shortfall.

Results in the Consumer Discretionary sector were held back by our position in luxury goods company Coach and by lack of exposure to the Internet & Catalog Retail group, which was up over 70% in the year. Our holdings in the Financials sector lagged the benchmark sector. Our property and casualty insurers generally performed with the broad market, but life insurers (where we had little exposure) dramatically outperformed. Similarly, in the Capital Markets group, our asset managers performed well, but not as well as brokerage firms. On a positive note, our below-benchmark exposure to REITs added value as REITs lagged.

Sixteen new names were added to the Portfolio in 2013 and twenty-two were eliminated, but—as is always the case—our trading decisions are based far more on bottom-up analysis of company fundamentals and relative valuations than on top-down views of the

MIST-1

Met Investors Series Trust

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

economy: we are not sector rotators. We began 2013 with our largest overweights relative to the S&P 500 Index in Health Care, Consumer Staples, and Consumer Discretionary and our largest underweights in Utilities, Telecom Services, and Information Technology. This remained true at year end although the size of the relative sector allocations has changed.

The only positions with a weight above 1% at the beginning of 2013 which were eliminated from the Portfolio during the year were H.J. Heinz, which was taken private, and AT&T, based on relative valuation and potential earnings. The largest new position at year-end 2013, AbbVie, was a spin-off from Portfolio holding Abbott Labs. The largest new position built by purchasing shares was regional commercial bank KeyCorp.

As is typical of our strategy, at period end sector weights remained close to those of the benchmark, with Health Care and Consumer Staples the most overweight relative to the S&P 500 Index, and Utilities and Telecom Services the most underweighted.

John A. Carey

Walter Hunnewell, Jr.

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pioneer Fund Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Fund Portfolio
Class A	33.08	15.13	6.89	—
Class B	32.71	—	—	17.44
S&P 500 Index	32.39	17.94	7.41	—

1 The Standard & Poor’s (S&P) 500 Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2 Inception of Class A shares is 2/4/1994. Inception of Class B shares is 4/28/2009.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Hershey Co. (The)	2.4
Wells Fargo & Co.	2.1
Apple, Inc.	2.1
Microsoft Corp.	2.0
Colgate-Palmolive Co.	1.9
Chubb Corp. (The)	1.8
3M Co.	1.7
United Technologies Corp.	1.7
Johnson & Johnson	1.7
C.R. Bard, Inc.	1.7

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	17.5
Financials	17.1
Health Care	15.7
Consumer Discretionary	13.4
Consumer Staples	11.2
Industrials	11.0
Energy	9.8
Materials	2.8
Utilities	0.8
Telecommunication Services	0.7

MIST-3

Met Investors Series Trust

Pioneer Fund Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Fund Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.69%	$1,000.00	$1,167.40	$3.77
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class B(a)	Actual	0.93%	$1,000.00	$1,165.70	$5.08
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
United Technologies Corp.	72,013	$8,195,079

Auto Components—1.4%
BorgWarner, Inc. (a)	45,814	2,561,461
Johnson Controls, Inc.	80,228	4,115,696

		6,677,157

Automobiles—1.1%
Ford Motor Co.	348,165	5,372,186

Beverages—0.9%
Coca-Cola Enterprises, Inc.	30,928	1,364,853
Dr. Pepper Snapple Group, Inc.	31,604	1,539,747
PepsiCo, Inc.	20,145	1,670,826

		4,575,426

Biotechnology—2.3%
Amgen, Inc.	43,771	4,996,897
Celgene Corp. (b)	18,971	3,205,340
Gilead Sciences, Inc. (b)	39,670	2,981,201

		11,183,438

Building Products—0.2%
Allegion plc (b)	24,886	1,099,727

Capital Markets—2.3%
Franklin Resources, Inc.	69,681	4,022,684
Invesco, Ltd.	64,418	2,344,815
Morgan Stanley	48,500	1,520,960
T. Rowe Price Group, Inc.	38,027	3,185,522

		11,073,981

Chemicals—2.6%
Airgas, Inc.	37,152	4,155,451
Ecolab, Inc.	47,299	4,931,867
Monsanto Co.	17,104	1,993,471
Mosaic Co. (The)	30,968	1,463,858

		12,544,647

Commercial Banks—7.1%
BB&T Corp.	92,600	3,455,832
Canadian Imperial Bank of Commerce (a)	20,107	1,717,339
KeyCorp	368,803	4,949,336
PNC Financial Services Group, Inc. (The)	103,370	8,019,445
U.S. Bancorp	147,469	5,957,748
Wells Fargo & Co.	229,779	10,431,966

		34,531,666

Communications Equipment—0.6%
F5 Networks, Inc. (b)	11,364	1,032,533
Motorola Solutions, Inc.	26,057	1,758,848

		2,791,381

Computers & Peripherals—2.4%
Apple, Inc.	18,237	$10,232,963
EMC Corp.	66,095	1,662,289

		11,895,252

Consumer Finance—1.5%
American Express Co.	35,964	3,263,014
Discover Financial Services	68,870	3,853,276

		7,116,290

Diversified Financial Services—2.8%
Bank of America Corp.	190,594	2,967,549
Citigroup, Inc.	121,476	6,330,114
JPMorgan Chase & Co.	74,670	4,366,702

		13,664,365

Diversified Telecommunication Services—0.7%
Verizon Communications, Inc.	69,665	3,423,338

Electric Utilities—0.8%
American Electric Power Co., Inc.	37,873	1,770,184
Southern Co. (The)	55,400	2,277,494

		4,047,678

Electrical Equipment—0.7%
Eaton Corp. plc	19,729	1,501,772
Rockwell Automation, Inc.	14,944	1,765,783

		3,267,555

Energy Equipment & Services—2.8%
Cameron International Corp. (b)	17,175	1,022,428
Ensco plc - Class A	53,408	3,053,869
FMC Technologies, Inc. (b)	15,329	800,327
Halliburton Co.	30,131	1,529,148
Helmerich & Payne, Inc.	14,414	1,211,929
National Oilwell Varco, Inc.	28,969	2,303,905
Schlumberger, Ltd.	41,107	3,704,152

		13,625,758

Food & Staples Retailing—2.6%
CVS Caremark Corp.	64,549	4,619,772
Walgreen Co.	136,966	7,867,327

		12,487,099

Food Products—4.6%
Campbell Soup Co. (a)	45,234	1,957,728
General Mills, Inc.	60,141	3,001,637
Hershey Co. (The)	121,576	11,820,834
Kraft Foods Group, Inc.	34,839	1,878,519
Mondelez International, Inc. - Class A	104,516	3,689,415

		22,348,133

Health Care Equipment & Supplies—4.9%
Abbott Laboratories	98,381	3,770,944
Becton Dickinson & Co.	46,532	5,141,321

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
C.R. Bard, Inc.	60,215	$8,065,197
Covidien plc	55,595	3,786,019
Smith & Nephew plc	8,733	124,543
Smith & Nephew plc (ADR)	38,402	2,754,959

		23,642,983

Health Care Providers & Services—1.6%
Aetna, Inc.	40,202	2,757,455
DaVita HealthCare Partners, Inc. (b)	28,738	1,821,127
Express Scripts Holding Co. (b)	16,810	1,180,735
McKesson Corp.	14,000	2,259,600

		8,018,917

Hotels, Restaurants & Leisure—1.3%
McDonald’s Corp.	33,285	3,229,643
Starbucks Corp.	42,338	3,318,876

		6,548,519

Household Products—3.0%
Clorox Co. (The) (a)	18,310	1,698,435
Colgate-Palmolive Co.	140,127	9,137,682
Procter & Gamble Co. (The)	48,622	3,958,317

		14,794,434

Industrial Conglomerates—3.0%
3M Co.	58,768	8,242,212
General Electric Co.	221,466	6,207,692

		14,449,904

Insurance—3.2%
Aflac, Inc.	57,098	3,814,146
Chubb Corp. (The)	88,132	8,516,195
Travelers Cos., Inc. (The)	38,290	3,466,777

		15,797,118

Internet Software & Services—2.7%
eBay, Inc. (b)	53,470	2,934,968
Facebook, Inc. - Class A (b)	58,154	3,178,698
Google, Inc. - Class A (b)	4,496	5,038,712
Yahoo!, Inc. (b)	43,700	1,767,228

		12,919,606

IT Services—4.5%
Automatic Data Processing, Inc.	72,705	5,875,291
DST Systems, Inc.	30,659	2,781,998
Fiserv, Inc. (b)	60,062	3,546,661
International Business Machines Corp.	24,222	4,543,320
MasterCard, Inc. - Class A	3,208	2,680,156
Visa, Inc. - Class A	10,809	2,406,948

		21,834,374

Life Sciences Tools & Services—0.6%
Thermo Fisher Scientific, Inc. (a)	24,741	2,754,910

Machinery—3.4%
Cummins, Inc.	30,448	4,292,255
Ingersoll-Rand plc	74,659	4,598,994
PACCAR, Inc.	71,397	4,224,560
SPX Corp.	33,396	3,326,576

		16,442,385

Media—4.9%
Comcast Corp. - Class A	29,445	1,530,109
John Wiley & Sons, Inc. - Class A (a)	96,119	5,305,769
Pearson plc	150,962	3,353,100
Scripps Networks Interactive, Inc. - Class A	48,817	4,218,277
Time Warner, Inc.	25,387	1,769,982
Walt Disney Co. (The)	97,894	7,479,102

		23,656,339

Multiline Retail—1.7%
Macy’s, Inc.	69,766	3,725,504
Nordstrom, Inc. (a)	29,152	1,801,594
Target Corp.	43,074	2,725,292

		8,252,390

Oil, Gas & Consumable Fuels—6.9%
Apache Corp.	42,063	3,614,894
Cabot Oil & Gas Corp.	113,432	4,396,624
Chevron Corp.	43,524	5,436,583
ConocoPhillips	53,676	3,792,209
Exxon Mobil Corp.	24,350	2,464,220
Marathon Oil Corp.	90,208	3,184,342
Marathon Petroleum Corp.	39,376	3,611,961
Occidental Petroleum Corp.	12,411	1,180,286
Phillips 66	37,611	2,900,937
Southwestern Energy Co. (b)	76,905	3,024,674

		33,606,730

Paper & Forest Products—0.2%
International Paper Co.	17,614	863,614

Pharmaceuticals—6.1%
AbbVie, Inc.	98,380	5,195,448
Actavis plc (b)	17,066	2,867,088
Eli Lilly & Co.	40,012	2,040,612
Johnson & Johnson	88,923	8,144,457
Mallinckrodt plc (a) (b)	6,949	363,155
Merck & Co., Inc.	48,392	2,422,020
Pfizer, Inc.	177,228	5,428,494
Zoetis, Inc.	103,467	3,382,336

		29,843,610

Road & Rail—1.9%
Norfolk Southern Corp.	55,127	5,117,439
Union Pacific Corp.	25,221	4,237,128

		9,354,567

MIST-6

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—2.9%
Analog Devices, Inc.	116,140	$5,915,010
ASML Holding NV	28,188	2,641,216
Intel Corp.	71,162	1,847,366
Xilinx, Inc.	77,098	3,540,340

		13,943,932

Software—4.3%
Adobe Systems, Inc. (b)	68,986	4,130,882
Microsoft Corp.	265,885	9,952,075
Oracle Corp.	115,849	4,432,383
Symantec Corp.	109,849	2,590,239

		21,105,579

Specialty Retail—2.5%
Home Depot, Inc. (The)	23,533	1,937,707
Lowe’s Cos., Inc.	30,284	1,500,572
Ross Stores, Inc.	49,308	3,694,649
TJX Cos., Inc.	79,360	5,057,613

		12,190,541

Textiles, Apparel & Luxury Goods—0.4%
Coach, Inc.	34,770	1,951,640

Total Common Stocks (Cost $340,711,877)		481,892,248

Short-Term Investments—3.7%

Mutual Fund—3.2%
State Street Navigator Securities Lending MET Portfolio (c)	15,369,718	15,369,718

Security Description	Principal Amount*	Value

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $2,698,000 on 01/02/14, collateralized by $2,760,000 U.S. Treasury Note at 0.250% due 10/31/15 with a value of $2,756,550.	2,698,000	2,698,000

Total Short-Term Investments (Cost $18,067,718)		18,067,718

Total Investments—102.8% (Cost $358,779,595)(d)		499,959,966
Other assets and liabilities (net)—(2.8)%		(13,721,533)

Net Assets—100.0%		$486,238,433

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $15,029,027 and the collateral received consisted of cash in the amount of $15,369,718. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $359,417,706. The aggregate unrealized appreciation and depreciation of investments were $142,025,356 and $(1,483,096), respectively, resulting in net unrealized appreciation of $140,542,260 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$8,195,079	$—	$—	$8,195,079
Auto Components	6,677,157	—	—	6,677,157
Automobiles	5,372,186	—	—	5,372,186
Beverages	4,575,426	—	—	4,575,426
Biotechnology	11,183,438	—	—	11,183,438
Building Products	1,099,727	—	—	1,099,727
Capital Markets	11,073,981	—	—	11,073,981
Chemicals	12,544,647	—	—	12,544,647
Commercial Banks	34,531,666	—	—	34,531,666
Communications Equipment	2,791,381	—	—	2,791,381
Computers & Peripherals	11,895,252	—	—	11,895,252
Consumer Finance	7,116,290	—	—	7,116,290
Diversified Financial Services	13,664,365	—	—	13,664,365
Diversified Telecommunication Services	3,423,338	—	—	3,423,338
Electric Utilities	4,047,678	—	—	4,047,678
Electrical Equipment	3,267,555	—	—	3,267,555
Energy Equipment & Services	13,625,758	—	—	13,625,758
Food & Staples Retailing	12,487,099	—	—	12,487,099
Food Products	22,348,133	—	—	22,348,133
Health Care Equipment & Supplies	23,518,440	124,543	—	23,642,983
Health Care Providers & Services	8,018,917	—	—	8,018,917
Hotels, Restaurants & Leisure	6,548,519	—	—	6,548,519
Household Products	14,794,434	—	—	14,794,434
Industrial Conglomerates	14,449,904	—	—	14,449,904
Insurance	15,797,118	—	—	15,797,118
Internet Software & Services	12,919,606	—	—	12,919,606
IT Services	21,834,374	—	—	21,834,374
Life Sciences Tools & Services	2,754,910	—	—	2,754,910
Machinery	16,442,385	—	—	16,442,385
Media	20,303,239	3,353,100	—	23,656,339
Multiline Retail	8,252,390	—	—	8,252,390
Oil, Gas & Consumable Fuels	33,606,730	—	—	33,606,730
Paper & Forest Products	863,614	—	—	863,614
Pharmaceuticals	29,843,610	—	—	29,843,610
Road & Rail	9,354,567	—	—	9,354,567
Semiconductors & Semiconductor Equipment	13,943,932	—	—	13,943,932
Software	21,105,579	—	—	21,105,579

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$12,190,541	$—	$—	$12,190,541
Textiles, Apparel & Luxury Goods	1,951,640	—	—	1,951,640
Total Common Stocks	478,414,605	3,477,643	—	481,892,248
Short-Term Investments
Mutual Fund	15,369,718	—	—	15,369,718
Repurchase Agreement	—	2,698,000	—	2,698,000
Total Short-Term Investments	15,369,718	2,698,000	—	18,067,718
Total Investments	$493,784,323	$6,175,643	$—	$499,959,966

Collateral for Securities Loaned (Liability)	$—	$(15,369,718)	$—	$(15,369,718)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Fund Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$499,959,966
Cash	162
Receivable for:
Investments sold	3,109,908
Fund shares sold	187,547
Dividends	574,195
Prepaid expenses	1,200

Total Assets	503,832,978
Liabilities
Collateral for securities loaned	15,369,718
Payables for:
Investments purchased	1,688,652
Fund shares redeemed	84,349
Accrued expenses:
Management fees	252,006
Distribution and service fees	15,698
Deferred trustees’ fees	55,535
Other expenses	128,587

Total Liabilities	17,594,545

Net Assets	$486,238,433

Net assets consist of:
Paid in surplus	$202,528,503
Undistributed net investment income	7,888,043
Accumulated net realized gain	134,641,523
Unrealized appreciation on investments and foreign currency transactions	141,180,364

Net Assets	$486,238,433

Net Assets
Class A	$410,433,237
Class B	75,805,196
Capital Shares Outstanding*
Class A	21,961,415
Class B	4,096,487
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.69
Class B	18.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $358,779,595.
(b)	Includes securities loaned at value of $15,029,027.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$12,124,875
Interest	240
Securities lending income	86,100

Total investment income	12,211,215
Expenses
Management fees	4,004,285
Administration fees	15,158
Custodian and accounting fees	51,449
Distribution and service fees—Class B	165,014
Audit and tax services	37,622
Legal	23,321
Trustees’ fees and expenses	30,012
Shareholder reporting	128,243
Insurance	4,382
Miscellaneous	11,821

Total expenses	4,471,307
Less management fee waiver	(247,158)
Less broker commission recapture	(21,096)

Net expenses	4,203,053

Net Investment Income	8,008,162

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	187,958,612
Futures contracts	(2,869,775)
Foreign currency transactions	10,310

Net realized gain	185,099,147

Net change in unrealized appreciation (depreciation) on:
Investments	(6,781,543)
Foreign currency transactions	121

Net change in unrealized depreciation	(6,781,422)

Net realized and unrealized gain	178,317,725

Net Increase in Net Assets From Operations	$186,325,887

(a)	Net of foreign withholding taxes of $17,716.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Fund Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$8,008,162	$14,437,421
Net realized gain	185,099,147	76,275,263
Net change in unrealized depreciation	(6,781,422)	(468,095)

Increase in net assets from operations	186,325,887	90,244,589

From Distributions to Shareholders
Net investment income
Class A	(12,370,049)	(12,927,505)
Class B	(1,961,396)	(838,262)

Total distributions	(14,331,445)	(13,765,767)

Increase (decrease) in net assets from capital share transactions	(617,923,964)	5,062,331

Total increase (decrease) in net assets	(445,929,522)	81,541,153

Net Assets
Beginning of period	932,167,955	850,626,802

End of period	$486,238,433	$932,167,955

Undistributed Net Investment Income
End of period	$7,888,043	$14,222,112

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,309,171	$21,053,690	4,459,637	$62,805,401
Reinvestments	806,392	12,370,049	916,195	12,927,505
Redemptions	(40,355,872)	(653,396,117)	(4,292,733)	(60,917,428)

Net increase (decrease)	(38,240,309)	$(619,972,378)	1,083,099	$14,815,478

Class B
Sales	1,193,633	$19,794,938	620,404	$8,640,383
Reinvestments	128,954	1,961,396	59,876	838,262
Redemptions	(1,190,490)	(19,707,920)	(1,373,558)	(19,231,792)

Net increase (decrease)	132,097	$2,048,414	(693,278)	$(9,753,147)

Increase (decrease) derived from capital shares transactions		$(617,923,964)		$5,062,331

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Fund Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$14.54	$13.35	$14.15	$12.28	$10.13

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.23	0.22	0.18	0.18
Net realized and unrealized gain (loss) on investments	4.47	1.18	(0.85)	1.80	2.17

Total from investment operations	4.69	1.41	(0.63)	1.98	2.35

Less Distributions
Distributions from net investment income	(0.54)	(0.22)	(0.17)	(0.11)	(0.20)

Total distributions	(0.54)	(0.22)	(0.17)	(0.11)	(0.20)

Net Asset Value, End of Period	$18.69	$14.54	$13.35	$14.15	$12.28

Total Return (%) (b)	33.08	10.59	(4.55)	16.22	23.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.68	0.69	0.69	0.74
Net ratio of expenses to average net assets (%) (c)	0.66	0.66	0.68	0.67	0.72
Ratio of net investment income to average net assets (%)	1.34	1.60	1.56	1.46	1.63
Portfolio turnover rate (%)	11	49	20	10	41
Net assets, end of period (in millions)	$410.4	$875.1	$789.0	$938.0	$717.0

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009(d)
Net Asset Value, Beginning of Period	$14.40	$13.22	$14.04	$12.20	$9.29

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.19	0.19	0.15	0.10
Net realized and unrealized gain (loss) on investments	4.42	1.18	(0.86)	1.79	2.81

Total from investment operations	4.60	1.37	(0.67)	1.94	2.91

Less Distributions
Distributions from net investment income	(0.50)	(0.19)	(0.15)	(0.10)	0.00

Total distributions	(0.50)	(0.19)	(0.15)	(0.10)	0.00

Net Asset Value, End of Period	$18.50	$14.40	$13.22	$14.04	$12.20

Total Return (%) (b)	32.71	10.38	(4.87)	15.93	31.32	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.93	0.94	0.94	0.99	(f)
Net ratio of expenses to average net assets (%) (c)	0.91	0.91	0.93	0.92	0.97	(f)
Ratio of net investment income to average net assets (%)	1.09	1.34	1.37	1.20	1.34	(f)
Portfolio turnover rate (%)	11	49	20	10	41
Net assets, end of period (in millions)	$75.8	$57.1	$61.6	$32.6	$22.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Commencement of operations was April 28, 2009.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Fund Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

MIST-14

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $2,698,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

MIST-15

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 12, 2013 through April 16, 2013, the Portfolio had bought and sold $367,744,585 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized losses in the amount of $2,869,775 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

MIST-16

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$68,836,099	$0	$688,611,928

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $206,647,121 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$4,004,285	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.600%	$500 million to $2 billion
	0.550%	Over $2 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $200 million
0.025%	$200 million to $400 million
0.050%	$400 million to $500 million
0.050%	$900 million to $2 billion

An identical agreement was in place for the period November 1, 2012 through April 28, 2013. Amounts waived, if applicable, for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf

MIST-17

Met Investors Series Trust

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$14,331,445	$13,765,767	$—	$—	$14,331,445	$13,765,767

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$7,943,578	$135,279,634	$140,542,253	$—	$283,765,465

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the portfolio utilized capital loss carryforwards of $48,531,952.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

MIST-18

Met Investors Series Trust

Pioneer Fund Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pioneer Fund Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pioneer Fund Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-20

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-21

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Pioneer Fund Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-22

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Pioneer Fund Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further noted that the Portfolio outperformed its benchmark, the S&P 500 Index, for the one-year period ended October 31, 2013 and underperformed its benchmark for the three- and five-year periods ended October 31, 2013. The Board took into account management’s discussion of the Portfolio’s performance.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also

MIST-23

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Pioneer Fund Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were slightly above the average of the Sub-advised Expense Group at the Portfolio’s current size and below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Pioneer Fund Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-24

Met Investors Series Trust

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-25

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and E shares of the Pioneer Strategic Income Portfolio returned 1.54% and 1.41%, respectively. The Portfolio’s benchmark, the Barclays U.S. Universal Index1, returned -1.35%. Since its inception on July 17, 2013, the Class B shares of the Pioneer Strategic Income Portfolio returned 1.49%. The Portfolio’s benchmark, the Barclays U.S. Universal Index, returned 0.70% for the same period.

MARKET ENVIRONMENT / CONDITIONS

2013 witnessed developed economies, particularly the U.S., reassert their leadership of the global economy and financial markets. With gradually improving economic growth, continued easy monetary policies (despite second half uncertainty surrounding the Federal Reserve’s tapering decision), low inflation, and less political dysfunction in the U.S. and Europe, higher risk asset classes within developed markets prevailed: developed market equities enjoyed double digit growth, with U.S. equities posting new record highs. At the other extreme, gold, the perceived safe haven asset and inflation hedge, fell 28%.

Bond markets faced a major inflection point in May—in which a thirty year period of declining interest rates gave way to rising yields—driven by the Federal Reserve’s (the “Fed”) announcement to reduce monetary stimulus through “tapering” of asset purchases. Intended to increase policy transparency, the Fed’s announcement instead triggered a spike in volatility across global fixed income markets, as the U.S. 10-Year Treasury yield rose over 1% over two months. Bond managers, particularly those with high exposures to highly rate-sensitive developed market sovereigns, including U.S. Treasuries, sustained record redemptions for the remainder of the year. Emerging market bonds and currencies were particularly hard-hit by outflows. A less attractive carry trade, and concerns about the impact of higher yields, hurt markets already facing faltering growth, due to lower growth in China, and declining commodities prices. Ultimately, bond markets calmed, and corporate bond market spreads reached new post-2008 lows, as the Fed successfully communicated that the taper decision (which finally occurred in December, with an initial $10 billion monthly reduction in purchases) could significantly precede any decision to raise interest rates. The Fed indicated that interest rates would most likely increase at the earliest in the second half of 2015.

Over the year, the 10-Year Treasury yield rose from 1.75% to 3.01%, and the 30-Year Treasury yield rose from 2.93% to 3.94%. Agency Mortgage-Backed Securities (MBS) returned -1.41% (0.98% excess return) as the option-adjusted spread narrowed from 50 basis points (bps) to 34 bps. Investment Grade Corporates returned—1.53%, for an impressive 2.86% excess return, as their average spread narrowed from 141bps to 114bps, a level well below long-term averages. Within the group, Financials outperformed dramatically, returning 0.93% for a 3.93% excess return. High Yield Corporates enjoyed robust performance, returning 7.42%, for a 9.48% excess return, as the average spread compressed sharply from 534 bps to 400 bps. Floating rate assets also had strong performance, buoyed by a resurgence in Collateralized Loan Obligation (CLO) demand, Bank Loans returned 7.44%. Non-Agency MBS/ABS, as measured by the Bank of America Merrill Lynch Home Equity Floating Rate ABS (Asset-Backed Securities) Index, returned 5.10%. Event-Linked (Catastrophe) Bonds closed out a stellar year, returning 11.45% for the year, reflecting increased investor demand for the less correlated asset class as well as a mild hurricane season. High Yield Convertibles returned 22.91%, benefitting from strong equity market performance for the quarter: the S&P 500 Index returned 32.48%. Emerging Markets had their worst year since 2008. Emerging Markets Sovereigns fell -8.31%; Emerging Market Corporates had better performance: Investment Grade returned -1.92% and High Yield returned 0.54%. The U.S. dollar had generally strong performance for the year, compared to developed market and emerging market currencies, particularly commodity-related currencies. While the euro represented an exception, rising 4.17% vs. the U.S. dollar, the dollar rose 21.39% against the yen. The U.S. Trade Weight Broad Dollar Index rose 2.83% for the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Over the year, the Portfolio favored credit risk, particularly corporate credit risk, over interest rate risk, consistent with our views of improving fundamentals. We believed that the global economy would continue to recover, central banks would continue to support risky assets through easy monetary policy, and corporations would enjoy strong profits and balance sheets. In addition, valuations for credit assets were more attractive than those for highly rate-sensitive assets, such as U.S. Treasuries, with their record-low yields and negative real yields across much of the yield curve. These views, as expressed in overweights to credit sectors and short duration positioning, were the most important contributors to outperformance for the year.

Sector allocation, relative quality, and duration positioning were the major contributors to performance. Within sector allocation, the 6% average Convertibles exposure was the most important factor in outperformance; the 21% average underweight to U.S. Treasuries, the 11% average exposure to Bank Loans, the 7% average overweight to Financials, and the 3% average exposure to Event-Linked (Catastrophe) Bonds also made significant contributions. Relative quality also helped performance, primarily due to the High Yield exposure within Industrials; lower relative quality within Financials also contributed. The approximate one year short duration through the year outperformed, as yields rose in May, in response to the Fed’s discussion regarding removal of stimulus.

Non-dollar currency exposures, yield curve positioning, and to a lesser extent, security selection, detracted from performance. Almost all emerging market currency exposures underperformed, reflecting the sell-off in Emerging Markets assets in the wake of the Fed’s May announcement. The largest detractors within Emerging Markets

MIST-1

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

included Indonesia and Turkey. In addition, the Norwegian krone position suffered significant underperformance. The barbelled U.S. yield curve positioning, particularly the underweight to the two year part of the yield curve, also hurt performance, as the long end of the yield curve sold off, and the short end held in. Finally, security selection modestly hurt performance, reflecting underperformance of Industrials issues, particularly Emerging Market Corporates.

Overall, we have maintained similar positioning for the Portfolio over the past twelve months. The most significant change we made over the year was to increase our U.S. dollar exposure, and reduce our foreign currency exposure, given our more favorable U.S. economic outlook. As part of that decision, we diversified and reduced our emerging market currency exposures from peak March levels, in recognition of the more challenging environments facing certain emerging market economies, and the greater volatility resulting from rising U.S. interest rates. In addition, we began to pare back our high yield exposure, as spreads have compressed and values have become less compelling. Finally, we added back Agency MBS exposure and reduced Non-Agency investment, as relative value has begun to favor Agency MBS. While duration has lengthened by one half year, relative duration remains one year short relative to the benchmark.

The strategy uses Treasury futures to manage duration and yield curve positioning, and currency forwards to establish positions in currencies that may not offer viable or attractive alternatives for investment, as well as to hedge out currency risk. Over the year, we held long positions in 30-year Treasury futures, and short positions in ten, five and two year Treasury futures. These positions were additive to absolute performance for the year.

At year end we continued to maintain our long-term view of relative value, which favors corporate debt and more broadly, spread product. While spreads narrowed to the lowest levels of the year, Investment Grade and High Yield Corporates and Bank Loans remained attractive in light of continued strong fundamentals and low default risk. We also continued to hold overweights to U.S. sectors and underweights to eurozone sectors, given our more constructive view of the U.S. economy and of U.S. financials. While we believed in the long-term attractiveness of Emerging Markets, with their higher growth rates, low government debt levels, young labor forces and rising middle class, we became more selective, in light of the less compelling yield advantage over U.S. assets, stronger U.S. growth, and weaker commodities prices. At year end we continued to maintain our exposure to Convertibles, given our preference for Equities over Fixed Income. Finally, we continued to hold Municipals as a more attractive proxy for long Treasuries, particularly in light of their current higher relative yields. With respect to yield curve positioning, we continued to hold a short duration position in the Portfolio, in the expectation of rising yields in the wake of improving U.S. growth. That short position was held solely in the “belly” of the yield curve, primarily between the 2 year and 7 year part of the curve. We were also overweight in the long end (20 to 30 year) part of the yield curve.

Ken Taubes

Andrew Feltus

Charles Melchreit

Portfolio Managers

Pioneer Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pioneer Strategic Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. UNIVERSAL INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
Pioneer Strategic Income Portfolio
Class A	1.54	11.89	7.39	—
Class B	—	—	—	1.49
Class E	1.41	11.71	—	7.72
Barclays U.S. Universal Index	-1.35	5.41	4.85	—

1 The Barclays U.S. Universal Index represents the union of the U.S. Aggregate Bond Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

2 Inception of Class A shares is 6/16/1994. Inception of the Class B shares is 7/17/2013. Inception of the Class E shares is 4/28/2008.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
Corporate Bonds & Notes	46.5
Floating Rate Loans	10.8
U.S. Treasury & Government Agencies	10.0
Mortgage-Backed Securities	9.0
Municipals	6.3
Foreign Government	6.0
Convertible Bonds	4.5
Asset-Backed Securities	3.7
Preferred Stocks	2.1
Convertible Preferred Stocks	1.0

MIST-3

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pioneer Strategic Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A	Actual	0.63%	$1,000.00	$1,023.00	$3.21
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B(a)	Actual	0.88%	$1,000.00	$1,014.90	$4.06
	Hypothetical*	0.88%	$1,000.00	$1,018.85	$4.06

Class E	Actual	0.78%	$1,000.00	$1,022.20	$3.98
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days for Class A and Class E, and 167 days for Class B) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) Commencement of operations was July 17, 2013.

MIST-4

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—45.5% of Net Assets

Security Description	Principal Amount*	Value

Agriculture—0.3%
Alliance One International, Inc. 9.875%, 07/15/21 (a)	1,875,000	$1,757,813
Lorillard Tobacco Co. 3.750%, 05/20/23 (a)	800,000	728,295
MHP S.A. 8.250%, 04/02/20 (144A) (a)	1,800,000	1,597,860

		4,083,968

Airlines—0.4%
Air Canada Pass-Through Trust 4.125%, 11/15/26 (144A)	825,000	804,375
Delta Air Lines Pass-Through Trust 4.950%, 11/23/20	503,275	542,279
6.375%, 07/02/17 (144A)	725,000	770,312
Hawaiian Airlines Pass-Through Certificates 3.900%, 01/15/26	475,000	441,156
TAM Capital 3, Inc. 8.375%, 06/03/21 (144A) (a)	660,000	686,400
United Continental Holdings, Inc. 6.000%, 07/15/26 (a)	1,975,000	1,698,500

		4,943,022

Auto Manufacturers—0.2%
Navistar International Corp. 8.250%, 11/01/21	2,030,000	2,101,050

Auto Parts & Equipment—0.0%
Commercial Vehicle Group, Inc. 7.875%, 04/15/19	250,000	249,375

Banks—6.9%
Akbank TAS 7.500%, 02/05/18 (144A) (TRY)	300,000	119,309
Alfa Bank OJSC Via Alfa Bond Issuance plc 7.500%, 09/26/19 (144A)	2,150,000	2,292,437
8.625%, 04/26/16 (144A) (RUB)	41,800,000	1,269,271
Banco de Credito del Peru 6.875%, 09/16/26 (144A) (a) (b)	1,915,000	2,005,963
9.750%, 11/06/69 (144A) (b)	455,000	519,838
Banco do Brasil S.A. 6.250%, 04/15/24 (144A) (b)	1,500,000	1,158,750
Banco do Estado do Rio Grande do Sul 7.375%, 02/02/22 (144A) (a)	700,000	691,250
Banco GNB Sudameris S.A. 7.500%, 07/30/22 (144A)	1,400,000	1,438,500
Banco Nacional de Costa Rica 4.875%, 11/01/18 (144A)	1,000,000	980,000
Bank of New York Mellon Corp. (The) 4.500%, 06/20/23 (b)	925,000	839,438
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	4,110,000	4,336,050
Citigroup, Inc. 5.950%, 01/30/23 (b)	2,576,000	2,383,702

Banks—(Continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 6.875%, 03/19/20 (EUR)	900,000	$1,400,158
CorpGroup Banking S.A. 6.750%, 03/15/23 (144A) (a)	1,300,000	1,252,024
Credit Suisse Group Guernsey I, Ltd. 7.875%, 02/24/41 (b)	1,750,000	1,903,125
Goldman Sachs Capital II 4.000%, 01/31/14 (a) (b)	5,300,000	3,725,900
Goldman Sachs Group, Inc. (The) 6.450%, 05/01/36	875,000	937,053
6.750%, 10/01/37	600,000	667,527
HSBC Bank plc 7.650%, 05/01/25	2,100,000	2,581,633
Intesa Sanpaolo S.p.A. 2.638%, 02/24/14 (144A) (b)	875,000	877,558
3.625%, 08/12/15 (144A)	1,900,000	1,954,996
6.500%, 02/24/21 (144A) (a)	1,175,000	1,286,605
JPMorgan Chase & Co. 4.250%, 11/02/18 (NZD)	2,600,000	2,015,463
5.150%, 05/01/23 (b)	1,200,000	1,077,000
7.900%, 04/30/18 (b)	5,993,000	6,607,282
KeyBank N.A. 5.800%, 07/01/14	1,225,000	1,256,630
Mellon Funding Corp. 5.500%, 11/15/18	812,000	919,518
Morgan Stanley 4.100%, 05/22/23 (a)	2,500,000	2,419,377
4.875%, 11/01/22	450,000	460,647
5.500%, 01/26/20	1,100,000	1,234,829
5.500%, 07/28/21 (a)	1,000,000	1,117,458
6.625%, 04/01/18	714,000	835,447
Nordea Bank AB 4.250%, 09/21/22 (144A) (a)	3,400,000	3,361,818
PNC Bank N.A. 6.000%, 12/07/17	699,000	796,543
PNC Financial Services Group, Inc. 4.459%, 01/31/14 (a) (b)	2,749,000	2,742,127
6.750%, 08/01/21 (a) (b)	5,295,000	5,509,447
Russian Agricultural Bank OJSC Via RSHB Capital S.A. 8.500%, 10/16/23 (144A) (a)	3,800,000	3,823,750
Scotia Bank Peru DPR Finance Co. 2.993%, 03/15/17 (144A) (b)	684,211	682,283
Scotiabank Peru S.A. 4.500%, 12/13/27 (144A) (a) (b)	1,900,000	1,662,500
Sovereign Bank 8.750%, 05/30/18	2,655,000	3,190,099
Turkiye Garanti Bankasi A/S 7.375%, 03/07/18 (144A) (TRY)	2,700,000	1,055,063
Turkiye Is Bankasi 6.000%, 10/24/22 (144A) (a)	850,000	762,450
UBS AG 7.625%, 08/17/22	5,600,000	6,413,764
VTB Bank OJSC Via VTB Capital S.A. 6.000%, 04/12/17 (144A)	1,000,000	1,062,500
6.950%, 10/17/22 (144A)	2,500,000	2,562,500

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Wachovia Bank N.A. 6.000%, 11/15/17	1,215,000	$1,401,989

		87,591,571

Beverages—0.3%
Ajecorp B.V. 6.500%, 05/14/22 (144A) (a)	960,000	952,800
Anheuser-Busch InBev Worldwide, Inc.
7.750%, 01/15/19	1,254,000	1,565,818
Central American Bottling Corp.
6.750%, 02/09/22 (144A)	630,000	642,600
Coca-Cola Icecek A/S
4.750%, 10/01/18 (144A) (a)	600,000	610,572

		3,771,790

Building Materials—0.7%
Cemex Espana Luxembourg
9.875%, 04/30/19 (144A) (a)	1,420,000	1,622,350
Cemex S.A.B. de C.V.
7.250%, 01/15/21 (144A)	800,000	828,000
9.000%, 01/11/18 (144A)	900,000	987,750
Desarrolladora Homex S.A.B. de C.V.
9.500%, 12/11/19 (144A) (a) (c)	855,000	96,188
9.750%, 03/25/20 (144A) (c)	905,000	101,812
Holcim US Finance Sarl & Cie SCS
6.000%, 12/30/19 (144A)	225,000	254,308
Masco Corp.
5.950%, 03/15/22	1,425,000	1,506,937
7.125%, 03/15/20	2,905,000	3,316,084
Texas Industries, Inc.
9.250%, 08/15/20 (a)	425,000	473,344
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500%, 01/21/20 (144A) (c)	346,000	50,170
9.750%, 02/03/22 (144A) (c)	700,000	101,500

		9,338,443

Capital Markets—0.1%
Credit Suisse Group AG
7.500%, 12/11/23 (144A) (a) (b)	300,000	316,875
Galileo Re, Ltd.
7.400%, 01/09/19 (144A) (b)	1,000,000	1,025,900

		1,342,775

Chemicals—0.5%
Basell Finance Co. B.V.
8.100%, 03/15/27 (144A)	257,000	324,511
Eastman Chemical Co.
4.800%, 09/01/42 (a)	740,000	698,739
EuroChem Mineral & Chemical Co. OJSC via EuroChem GI, Ltd.
5.125%, 12/12/17 (144A) (a)	600,000	602,250
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC
8.875%, 02/01/18 (a)	640,000	664,800
9.000%, 11/15/20 (a)	655,000	653,363

Chemicals—(Continued)
Ineos Group Holdings S.A.
7.875%, 02/15/16 (144A) (EUR)	568,966	788,597
LyondellBasell Industries NV
5.000%, 04/15/19	570,000	633,054
Phosagro OAO via Phosagro Bond Funding, Ltd.
4.204%, 02/13/18 (144A) (a)	900,000	892,125
Rain CII Carbon LLC / CII Carbon Corp.
8.000%, 12/01/18 (144A)	1,275,000	1,319,625

		6,577,064

Coal—0.2%
Alpha Natural Resources, Inc.
6.000%, 06/01/19 (a)	820,000	707,250
Berau Coal Energy Tbk PT
7.250%, 03/13/17 (144A) (a)	1,500,000	1,481,250
Bumi Capital Pte, Ltd.
12.000%, 11/10/16 (144A)	875,000	590,625
Bumi Investment Pte, Ltd.
10.750%, 10/06/17 (144A) (a)	500,000	340,000

		3,119,125

Commercial Services—0.8%
Amherst College
3.794%, 11/01/42	400,000	332,339
Board of Trustees of The Leland Stanford Junior University (The)
4.750%, 05/01/19	950,000	1,067,702
Bowdoin College
4.693%, 07/01/2112	800,000	633,686
Catholic Health Initiatives
4.350%, 11/01/42	1,950,000	1,691,631
Massachusetts Institute of Technology
5.600%, 07/01/2111	800,000	908,709
President and Fellows of Harvard College
2.300%, 10/01/23	1,000,000	892,720
Red de Carreteras de Occidente SAPIB de C.V.
9.000%, 06/10/28 (144A) (MXN)	15,000,000	1,028,256
Tufts University
5.017%, 04/15/2112	2,700,000	2,450,418
University of Southern California
5.250%, 10/01/2111	550,000	580,122
William Marsh Rice University
4.626%, 05/15/63	900,000	817,246

		10,402,829

Computers—0.3%
Brocade Communications Systems, Inc.
4.625%, 01/15/23 (144A)	550,000	508,750
Seagate HDD Cayman
4.750%, 06/01/23 (144A)	3,165,000	2,959,275

		3,468,025

Cosmetics/Personal Care—0.2%
Avon Products, Inc.
5.000%, 03/15/23 (a)	2,760,000	2,683,330

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—6.5%
Alterra Finance LLC
6.250%, 09/30/20	2,100,000	$2,362,678
Armor Re, Ltd.
4.250%, 05/14/14 (144A) (b)	1,215,000	1,222,897
Atlas Reinsurance VII, Ltd.
8.117%, 01/07/16 (144A) (b)	250,000	258,550
Atlas VI Capital, Ltd.
10.548%, 04/07/14 (144A) (EUR) (b)	250,000	343,134
Ausdrill Finance Pty, Ltd.
6.875%, 11/01/19 (144A) (a)	810,000	737,100
Blue Danube II, Ltd.
4.297%, 05/23/16 (144A) (b)	900,000	909,090
Blue Danube, Ltd.
6.046%, 04/10/15 (144A) (b)	250,000	258,250
BM&FBovespa S.A.
5.500%, 07/16/20 (144A) (a)	2,000,000	2,095,000
Bosphorus 1 Re, Ltd.
2.566%, 05/03/16 (144A) (b)	250,000	250,050
Caelus Re, Ltd.
5.316%, 03/07/16 (144A) (b)	1,150,000	1,165,870
6.916%, 04/07/20 (144A) (b)	800,000	826,800
Cantor Fitzgerald L.P.
7.875%, 10/15/19 (144A)	3,075,000	3,228,750
Capital One Bank USA N.A.
8.800%, 07/15/19	720,000	915,173
Carlyle Holdings II Finance LLC
5.625%, 03/30/43 (144A)	3,100,000	3,047,350
Combine Re, Ltd.
4.566%, 01/07/15 (144A) (b)	750,000	765,750
Compass Re, Ltd.
9.066%, 01/08/15 (144A) (b)	300,000	310,470
10.316%, 01/08/15 (144A) (b)	800,000	840,880
Corp. Financiera de Desarrollo S.A.
4.750%, 02/08/22 (144A)	690,000	681,375
DTEK Finance plc
7.875%, 04/04/18 (144A) (a)	1,600,000	1,480,000
East Lane Re V, Ltd.
9.066%, 03/16/16 (144A) (b)	250,000	271,600
East Lane Re, Ltd.
5.816%, 03/14/16 (144A) (b)	250,000	251,725
6.716%, 03/13/17 (144A) (b)	250,000	259,500
Embarcadero Reinsurance, Ltd.
5.066%, 02/07/17 (144A) (b)	1,000,000	1,033,100
6.700%, 02/04/16 (144A) (b)	600,000	609,420
Everglades Re, Ltd.
17.816%, 10/31/15 (144A) (b)	750,000	787,200
General Electric Capital Corp.
5.250%, 06/15/23 (a) (b)	500,000	470,000
7.125%, 06/15/22 (b)	2,800,000	3,129,000
Hyundai Capital America
4.000%, 06/08/17 (144A)	200,000	210,587
Hyundai Capital Services, Inc.
3.500%, 09/13/17 (144A) (a)	660,000	682,284
Ibis Re II, Ltd.
4.066%, 06/28/16 (144A) (b)	750,000	760,875
8.416%, 02/05/17 (144A) (b)	500,000	518,500

Diversified Financial Services—(Continued)
Intercorp Retail Trust
8.875%, 11/14/18 (144A)	1,050,000	1,099,875
Janus Capital Group, Inc.
6.700%, 06/15/17	360,000	400,888
Jefferies Finance LLC / JFIN Co-Issuer Corp.
7.375%, 04/01/20 (144A)	350,000	364,000
Jefferies Group LLC
6.875%, 04/15/21	2,725,000	3,103,857
KKR Group Finance Co. II LLC
5.500%, 02/01/43 (144A)	3,750,000	3,569,970
LeasePlan Corp. NV
2.500%, 05/16/18 (144A)	1,075,000	1,045,115
Lodestone Re, Ltd.
6.066%, 01/08/14 (144A) (b)	1,500,000	1,500,150
7.316%, 01/08/14 (144A) (b)	1,250,000	1,250,250
Loma Reinsurance, Ltd.
9.816%, 01/08/18 (144A) (b)	300,000	300,030
12.066%, 01/08/18 (144A) (b)	300,000	300,000
Longpoint Re, Ltd.
6.066%, 06/12/15 (144A) (b)	1,050,000	1,100,085
Longpoint Re, Ltd. III
4.066%, 05/18/16 (144A) (b)	850,000	859,690
Macquarie Group, Ltd.
6.000%, 01/14/20 (144A)	1,400,000	1,546,356
6.250%, 01/14/21 (144A)	400,000	442,144
7.625%, 08/13/19 (144A)	1,170,000	1,401,215
Magnesita Finance, Ltd.
8.625%, 04/05/17 (144A)	750,000	720,000
Merrill Lynch & Co., Inc.
5.000%, 02/03/14 (a)	168,000	168,616
6.110%, 01/29/37	1,600,000	1,725,554
7.750%, 05/14/38	3,200,000	4,131,408
Mystic Re, Ltd.
9.066%, 03/12/15 (144A) (b)	500,000	523,050
12.066%, 03/12/15 (144A) (b)	750,000	799,800
Mythen Re, Ltd.
8.032%, 05/07/15 (144A) (b)	1,050,000	1,123,815
8.549%, 01/05/17 (144A) (b)	950,000	991,040
Queen Street II Capital, Ltd.
7.566%, 04/09/14 (144A) (b)	975,000	984,457
Queen Street IV Capital, Ltd.
7.566%, 04/09/15 (144A) (b)	750,000	769,875
Queen Street V Re, Ltd.
8.566%, 04/09/15 (144A) (b)	600,000	621,720
Queen Street VII Re, Ltd.
8.666%, 04/08/16 (144A) (b)	850,000	880,090
Residential Reinsurance 2010, Ltd.
4.566%, 12/06/18 (144A) (b)	1,400,000	1,443,120
Residential Reinsurance 2011, Ltd.
8.816%, 12/06/16 (144A) (b)	1,000,000	1,065,900
8.966%, 06/06/17 (144A) (b)	250,000	265,300
9.066%, 12/06/16 (144A) (b)	925,000	988,640
Residential Reinsurance 2012, Ltd.
5.816%, 12/06/18 (144A) (b)	1,250,000	1,303,000
8.066%, 06/06/18 (144A) (b)	950,000	1,051,270
10.066%, 06/06/18 (144A) (b)	800,000	899,360

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Residential Reinsurance 2013, Ltd.
9.316%, 06/06/19 (144A) (b)	350,000	$361,865
Sanders Re, Ltd.
3.566%, 05/05/17 (144A) (b)	500,000	497,300
4.066%, 05/05/17 (144A) (b)	1,500,000	1,488,900
Scottrade Financial Services, Inc.
6.125%, 07/11/21 (144A)	2,500,000	2,468,762
SLM Corp.
4.000%, 07/25/14 (b)	989,000	989,534
Successor X, Ltd.
9.347%, 02/25/14 (144A) (b)	1,550,000	1,563,020
11.066%, 01/27/15 (144A) (b)	650,000	680,615
11.316%, 11/10/15 (144A) (b)	250,000	263,925
12.844%, 01/07/14 (144A) (b)	525,000	525,000
13.066%, 02/25/14 (144A) (b)	250,000	253,450
Tar Heel Re, Ltd.
8.566%, 05/09/19 (144A) (b)	400,000	425,560
TD Ameritrade Holding Corp.
5.600%, 12/01/19	500,000	577,159
Tradewynd Re, Ltd.
6.316%, 01/08/15 (144A) (b)	250,000	250,275
Vita Capital V, Ltd.
2.804%, 01/15/17 (144A) (b)	500,000	508,950
3.504%, 01/15/17 (144A) (b)	1,000,000	1,017,700

		81,294,613

Electric—2.0%
Commonwealth Edison Co.
6.950%, 07/15/18	1,100,000	1,253,535
Dubai Electricity & Water Authority
8.500%, 04/22/15 (144A)	2,820,000	3,063,930
Electricite de France S.A.
5.250%, 01/29/23 (144A) (a) (b)	4,000,000	3,978,000
Enel S.p.A.
8.750%, 09/24/73 (144A) (b)	2,090,000	2,272,597
FPL Energy American Wind LLC
6.639%, 06/20/23 (144A)	227,596	222,786
FPL Energy Wind Funding LLC
6.876%, 06/27/17 (144A)	135,820	130,387
Instituto Costarricense de Electricidad
6.375%, 05/15/43 (144A)	850,000	692,750
6.950%, 11/10/21 (144A)	1,520,000	1,559,900
InterGen NV
7.000%, 06/30/23 (144A) (a)	900,000	931,500
Israel Electric Corp., Ltd.
6.700%, 02/10/17 (144A) (a)	770,000	836,990
7.250%, 01/15/19 (144A)	845,000	939,006
9.375%, 01/28/20 (144A)	410,000	497,339
Juniper Generation LLC
6.790%, 12/31/14 (144A)	10,998	10,631
Kiowa Power Partners LLC
5.737%, 03/30/21 (144A)	900,000	956,494
New York State Electric & Gas Corp.
6.150%, 12/15/17 (144A)	950,000	1,053,712

Electric—(Continued)
NSG Holdings LLC / NSG Holdings, Inc.
7.750%, 12/15/25 (144A)	867,000	923,355
Panoche Energy Center LLC
6.885%, 07/31/29 (144A)	805,785	815,189
Public Service Co. of New Mexico
7.950%, 05/15/18	625,000	742,918
Southern California Edison Co.
6.250%, 02/01/22 (b)	1,575,000	1,630,125
Star Energy Geothermal Wayang Windu, Ltd.
6.125%, 03/27/20 (144A)	1,300,000	1,205,750
West Penn Power Co.
5.950%, 12/15/17 (144A)	1,197,000	1,344,859

		25,061,753

Electrical Components & Equipment—0.1%
Coleman Cable, Inc.
9.000%, 02/15/18 (a)	816,000	856,800
Legrand France S.A.
8.500%, 02/15/25	20,000	25,802

		882,602

Electronics—0.3%
Flextronics International, Ltd.
4.625%, 02/15/20 (a)	780,000	760,500
5.000%, 02/15/23	1,300,000	1,218,750
Viasystems, Inc.
7.875%, 05/01/19 (144A) (a)	1,100,000	1,189,375

		3,168,625

Energy-Alternate Sources—0.0%
Alta Wind Holdings LLC
7.000%, 06/30/35 (144A)	297,810	315,050

Engineering & Construction—0.6%
Abengoa Finance SAU
8.875%, 11/01/17 (144A)	500,000	537,500
Aeropuertos Dominicanos Siglo XXI S.A.
9.250%, 11/13/19 (144A) (a)	1,000,000	985,000
Dycom Investments, Inc.
7.125%, 01/15/21	1,000,000	1,077,500
Empresas ICA S.A.B. de C.V.
8.375%, 07/24/17 (144A)	550,000	543,125
8.900%, 02/04/21 (144A) (a)	1,800,000	1,755,000
OAS Investments GmbH
8.250%, 10/19/19 (144A)	2,400,000	2,346,000

		7,244,125

Entertainment—0.6%
GLP Capital L.P. / GLP Financing II, Inc.
4.375%, 11/01/18 (144A)	1,010,000	1,032,725
4.875%, 11/01/20 (144A)	1,885,000	1,885,000
Lottomatica S.p.A.
8.250%, 03/31/66 (144A) (EUR) (b)	1,957,000	2,921,084

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Entertainment—(Continued)
Mashantucket Western Pequot Tribe
6.500%, 07/01/36	736,963	$101,332
Peermont Global Pty, Ltd.
7.750%, 04/30/14 (144A) (EUR)	920,000	1,271,972
Scientific Games International, Inc.
9.250%, 06/15/19 (a)	590,000	632,775

		7,844,888

Food—1.2%
Bertin S.A./Bertin Finance, Ltd.
10.250%, 10/05/16 (144A)	200,000	223,000
BRF S.A.
3.950%, 05/22/23 (144A) (a)	600,000	519,000
5.875%, 06/06/22 (144A)	1,425,000	1,422,150
CFG Investment SAC
9.750%, 07/30/19 (144A)	1,400,000	1,344,000
Independencia International, Ltd.
12.000%, 12/30/16 (144A) (c) (d)	296,948	742
JBS Finance II, Ltd.
8.250%, 01/29/18 (144A)	1,430,000	1,501,500
JBS Investments GmbH
7.750%, 10/28/20 (144A) (a)	890,000	898,900
JBS USA LLC / JBS USA Finance, Inc.
8.250%, 02/01/20 (144A) (a)	600,000	651,000
Marfrig Holding Europe B.V.
8.375%, 05/09/18 (144A)	1,200,000	1,116,000
9.875%, 07/24/17 (144A)	825,000	814,688
Marfrig Overseas, Ltd.
9.500%, 05/04/20 (144A)	1,775,000	1,650,750
Minerva Luxembourg S.A.
7.750%, 01/31/23 (144A) (a)	1,700,000	1,687,250
12.250%, 02/10/22 (144A)	800,000	920,000
Mondelez International, Inc.
6.500%, 02/09/40	1,850,000	2,210,752

		14,959,732

Forest Products & Paper—0.2%
Inversiones CMPC S.A.
4.375%, 05/15/23 (144A) (a)	400,000	372,774
Resolute Forest Products, Inc.
5.875%, 05/15/23 (144A) (a)	1,880,000	1,739,000

		2,111,774

Gas—0.2%
Nakilat, Inc.
6.067%, 12/31/33 (144A)	520,000	543,400
6.267%, 12/31/33 (144A)	1,268,593	1,332,022
Transportadora de Gas del Peru S.A.
4.250%, 04/30/28 (144A) (a)	1,000,000	875,000

		2,750,422

Healthcare - Products—0.2%
Physio-Control International, Inc.
9.875%, 01/15/19 (144A)	2,280,000	2,553,600

Healthcare - Services—0.3%
Gentiva Health Services, Inc.
11.500%, 09/01/18 (a)	2,300,000	2,374,750
HCA, Inc.
6.500%, 02/15/20	350,000	384,563
7.690%, 06/15/25	50,000	52,250
8.360%, 04/15/24	50,000	55,000
NYU Hospitals Center
4.428%, 07/01/42	1,800,000	1,502,503

		4,369,066

Holding Companies-Diversified—0.0%
Boart Longyear Management Pty, Ltd.
7.000%, 04/01/21 (144A) (a)	525,000	392,438

Home Builders—0.6%
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp.
6.125%, 07/01/22 (144A) (a)	1,000,000	1,005,000
DR Horton, Inc.
5.750%, 08/15/23 (a)	1,375,000	1,399,062
KB Home
7.000%, 12/15/21 (a)	1,800,000	1,876,500
Meritage Homes Corp.
7.000%, 04/01/22	2,500,000	2,643,750

		6,924,312

Home Furnishings—0.1%
Arcelik A/S
5.000%, 04/03/23 (144A) (a)	1,300,000	1,121,900

Household Products/Wares—0.4%
Controladora Mabe S.A. C.V.
7.875%, 10/28/19 (144A)	2,121,000	2,364,915
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
7.125%, 04/15/19	1,300,000	1,384,500
9.875%, 08/15/19	705,000	784,313

		4,533,728

Insurance—3.7%
Aquarius + Investments plc for Swiss Reinsurance Co., Ltd.
6.375%, 09/01/24 (b)	2,700,000	2,801,250
AXA S.A.
8.600%, 12/15/30	1,320,000	1,625,250
Delphi Financial Group, Inc.
7.875%, 01/31/20	2,190,000	2,546,648
Foundation Re III, Ltd.
5.066%, 02/25/15 (b)	750,000	768,825
5.816%, 02/03/14 (144A) (b)	2,075,000	2,080,602
Genworth Financial, Inc.
7.200%, 02/15/21	1,575,000	1,828,912
Hanover Insurance Group, Inc. (The)
7.500%, 03/01/20	325,000	384,488
7.625%, 10/15/25	1,166,000	1,369,121

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
ING U.S., Inc.
5.650%, 05/15/53 (b)	450,000	$437,625
Ironshore Holdings US, Inc.
8.500%, 05/15/20 (144A)	1,635,000	1,856,094
Liberty Mutual Group, Inc.
7.300%, 06/15/14 (144A)	394,000	404,999
Liberty Mutual Insurance Co.
7.697%, 10/15/97 (144A)	2,600,000	2,651,859
Lincoln National Corp.
6.050%, 04/20/67 (a) (b)	2,382,000	2,364,135
7.000%, 05/17/66 (b)	467,000	475,756
Montpelier Re Holdings, Ltd.
4.700%, 10/15/22 (a)	1,965,000	1,928,050
OneBeacon US Holdings, Inc.
4.600%, 11/09/22	1,500,000	1,471,695
Platinum Underwriters Finance, Inc.
7.500%, 06/01/17	2,214,000	2,440,787
Protective Life Corp.
7.375%, 10/15/19	1,925,000	2,347,705
Prudential Financial, Inc.
5.625%, 06/15/43 (b)	1,750,000	1,715,000
5.875%, 09/15/42 (b)	1,200,000	1,219,500
8.875%, 06/15/38 (b)	915,000	1,112,869
QBE Capital Funding II L.P.
6.797%, 06/01/17 (144A) (b)	2,002,000	1,981,980
QBE Insurance Group, Ltd.
2.400%, 05/01/18 (144A)	850,000	816,595
Sirius International Group, Ltd.
7.506%, 06/30/17 (144A) (b)	3,465,000	3,570,572
Validus Holdings, Ltd.
8.875%, 01/26/40	1,720,000	2,271,095
Vitality Re IV, Ltd.
2.816%, 01/09/17 (144A) (b)	400,000	407,640
Wilton Re Finance LLC
5.875%, 03/30/33 (144A) (b)	1,050,000	1,034,250
XL Group plc
6.500%, 04/15/17 (a) (b)	2,485,000	2,444,619

		46,357,921

Internet—0.1%
Expedia, Inc.
5.950%, 08/15/20	675,000	730,605

Investment Company Security—0.5%
Ares Capital Corp.
4.875%, 11/30/18	1,825,000	1,868,008
Gruposura Finance
5.700%, 05/18/21 (144A)	915,000	947,025
IPIC GMTN, Ltd.
5.500%, 03/01/22 (144A)	1,680,000	1,831,200
Prospect Capital Corp.
5.875%, 03/15/23	1,900,000	1,840,741

		6,486,974

Iron/Steel—0.9%
Allegheny Technologies, Inc.
9.375%, 06/01/19	1,135,000	1,386,691
ArcelorMittal
6.000%, 03/01/21 (a)	1,390,000	1,473,400
6.125%, 06/01/18 (a)	1,500,000	1,646,250
Commercial Metals Co.
7.350%, 08/15/18 (a)	520,000	592,800
Essar Steel Algoma, Inc.
9.375%, 03/15/15 (144A)	450,000	425,250
9.875%, 06/15/15 (144A) (a)	785,000	478,850
Ferrexpo Finance plc
7.875%, 04/07/16 (144A)	650,000	630,500
Glencore Funding LLC
4.125%, 05/30/23 (144A) (a)	875,000	817,700
Metalloinvest Finance, Ltd.
5.625%, 04/17/20 (144A)	1,000,000	970,000
Metinvest B.V.
8.750%, 02/14/18 (144A)	1,200,000	1,128,000
10.250%, 05/20/15 (144A)	550,000	556,875
Samarco Mineracao S.A.
4.125%, 11/01/22 (144A)	1,275,000	1,147,500
5.750%, 10/24/23 (144A)	700,000	693,000

		11,946,816

Lodging—0.2%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.250%, 05/30/23 (144A) (a)	920,000	862,500
5.375%, 03/15/22	1,115,000	1,126,150

		1,988,650

Machinery—0.1%
Stanley Black & Decker, Inc.
5.750%, 12/15/53 (a) (b)	1,525,000	1,605,063

Machinery - Construction & Mining—0.1%
Ormat Funding Corp.
8.250%, 12/30/20	807,117	774,833

Machinery-Diversified—0.2%
Cummins, Inc.
5.650%, 03/01/98	2,375,000	2,276,870
6.750%, 02/15/27	393,000	458,314

		2,735,184

Media—0.3%
Myriad International Holding B.V.
6.375%, 07/28/17 (144A)	1,530,000	1,704,037
Nara Cable Funding, Ltd.
8.875%, 12/01/18 (144A) (EUR)	360,000	536,893
8.875%, 12/01/18 (144A) (a)	500,000	537,500
Time Warner Cable, Inc.
8.250%, 04/01/19	313,000	366,681
8.750%, 02/14/19	198,000	236,183

		3,381,294

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Metal Fabricate/Hardware—0.2%
Mueller Water Products, Inc.
7.375%, 06/01/17 (a)	1,096,000	$1,123,400
Valmont Industries, Inc.
6.625%, 04/20/20	940,000	1,054,651
WPE International Cooperatief UA
10.375%, 09/30/20 (144A)	900,000	582,750

		2,760,801

Mining—1.4%
ALROSA Finance S.A.
7.750%, 11/03/20 (144A)	640,000	709,440
Anglo American Capital plc
9.375%, 04/08/14 (144A)	845,000	863,732
AngloGold Ashanti Holdings plc
5.125%, 08/01/22 (a)	680,000	586,500
5.375%, 04/15/20 (a)	1,615,000	1,510,025
Freeport-McMoRan Copper & Gold, Inc.
3.875%, 03/15/23	1,875,000	1,773,085
Fresnillo plc
5.500%, 11/13/23 (144A) (a)	1,275,000	1,236,750
Gold Fields Orogen Holding BVI, Ltd.
4.875%, 10/07/20 (144A) (a)	4,860,000	3,930,131
IAMGOLD Corp.
6.750%, 10/01/20 (144A)	500,000	430,000
KGHM International, Ltd.
7.750%, 06/15/19 (144A)	2,100,000	2,215,500
Mirabela Nickel, Ltd.
3.500%, 03/28/14 (144A) (e)	119,000	119,000
8.750%, 04/15/18 (144A) (a)	1,025,000	256,250
MMC Norilsk Nickel OJSC via MMC Finance, Ltd.
5.550%, 10/28/20 (144A) (a)	1,400,000	1,391,250
Vedanta Resources plc
6.000%, 01/31/19 (144A)	1,150,000	1,112,625
8.250%, 06/07/21 (144A)	700,000	702,625
9.500%, 07/18/18 (144A)	725,000	804,750
Volcan Cia Minera SAA
5.375%, 02/02/22 (144A) (a)	625,000	575,000

		18,216,663

Miscellaneous Manufacturing—0.0%
Park-Ohio Industries, Inc.
8.125%, 04/01/21 (a)	500,000	550,000

Multi-National—0.6%
Asian Development Bank
3.375%, 05/20/14 (NOK)	10,000,000	1,657,832
Inter-American Development Bank
4.500%, 02/04/16 (IDR)	21,400,000,000	1,610,661
International Bank for Reconstruction & Development
3.250%, 04/14/14 (NOK)	16,800,000	2,779,721
5.750%, 10/21/19 (AUD)	1,600,000	1,541,490

		7,589,704

Oil & Gas—3.1%
Carrizo Oil & Gas, Inc.
8.625%, 10/15/18	1,130,000	1,223,225
Dolphin Energy, Ltd.
5.500%, 12/15/21 (144A)	470,000	513,475
EP Energy LLC / EP Energy Finance, Inc.
9.375%, 05/01/20	1,750,000	2,019,062
Gazprom OAO Via Gaz Capital S.A.
4.950%, 07/19/22 (144A)	200,000	194,000
8.146%, 04/11/18 (144A)	190,000	223,725
KazMunayGas National Co. JSC
4.400%, 04/30/23 (144A)	600,000	556,500
Linn Energy LLC / Linn Energy Finance Corp.
7.000%, 11/01/19 (144A) (a)	1,375,000	1,388,750
8.625%, 04/15/20 (a)	825,000	891,000
National JSC Naftogaz of Ukraine
9.500%, 09/30/14	1,000,000	996,100
Newfield Exploration Co.
5.625%, 07/01/24	1,625,000	1,616,875
Novatek OAO via Novatek Finance, Ltd.
4.422%, 12/13/22 (144A) (a)	2,600,000	2,392,000
Oasis Petroleum, Inc.
6.875%, 03/15/22 (144A)	600,000	636,000
6.875%, 01/15/23	2,050,000	2,183,250
Offshore Group Investment, Ltd.
7.500%, 11/01/19	1,000,000	1,087,500
Pacific Rubiales Energy Corp.
5.375%, 01/26/19 (144A) (a)	710,000	715,325
Petrobras Global Finance B.V.
3.000%, 01/15/19 (a)	2,375,000	2,222,601
PetroQuest Energy, Inc.
10.000%, 09/01/17 (a)	500,000	518,750
Plains Exploration & Production Co.
6.750%, 02/01/22	3,505,000	3,860,842
8.625%, 10/15/19	1,025,000	1,124,693
Precision Drilling Corp.
6.625%, 11/15/20	1,100,000	1,174,250
Samson Investment Co.
10.500%, 02/15/20 (144A) (a)	865,000	942,850
SandRidge Energy, Inc.
7.500%, 03/15/21	625,000	654,687
8.125%, 10/15/22 (a)	325,000	344,500
Swift Energy Co.
7.875%, 03/01/22 (a)	1,600,000	1,584,000
Tengizchevroil Finance Co. SARL
6.124%, 11/15/14 (144A)	383,509	390,052
Tesoro Corp.
5.375%, 10/01/22 (a)	1,630,000	1,650,375
TNK-BP Finance S.A.
6.625%, 03/20/17 (144A)	375,000	414,375
7.500%, 07/18/16 (144A) (a)	1,090,000	1,224,887
Transocean, Inc.
6.375%, 12/15/21	3,100,000	3,483,516
Unit Corp.
6.625%, 05/15/21 (a)	875,000	923,125
Valero Energy Corp.
9.375%, 03/15/19	1,230,000	1,585,206

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
W&T Offshore, Inc.
8.500%, 06/15/19 (a)	600,000	$634,500

		39,369,996

Oil & Gas Services—0.5%
Calfrac Holdings L.P.
7.500%, 12/01/20 (144A)	500,000	510,000
Expro Finance Luxembourg SCA
8.500%, 12/15/16 (144A)	304,000	316,920
Exterran Holdings, Inc.
7.250%, 12/01/18	1,525,000	1,610,781
SESI LLC
7.125%, 12/15/21	1,460,000	1,627,900
Weatherford International, Ltd.
5.950%, 04/15/42 (a)	475,000	475,921
9.625%, 03/01/19	1,209,000	1,553,401

		6,094,923

Packaging & Containers—0.5%
AEP Industries, Inc.
8.250%, 04/15/19	290,000	311,750
Ardagh Packaging Finance plc
9.125%, 10/15/20 (144A)	2,325,000	2,545,875
9.250%, 10/15/20 (144A) (EUR)	400,000	598,429
Ardagh Packaging Finance plc / Ardagh MP Holdings USA, Inc.
7.000%, 11/15/20 (144A) (a)	1,200,000	1,212,000
Mondi Consumer Packaging International AG
9.750%, 07/15/17 (144A) (EUR)	950,000	1,424,641

		6,092,695

Pharmaceuticals—0.3%
Endo Finance Co.
5.750%, 01/15/22 (144A)	1,000,000	1,005,000
VPII Escrow Corp.
7.500%, 07/15/21 (144A)	1,390,000	1,525,525
Warner Chilcott Co. LLC / Warner Chilcott Finance LLC
7.750%, 09/15/18	1,075,000	1,163,688

		3,694,213

Pipelines—2.2%
Buckeye Partners L.P.
6.050%, 01/15/18	505,000	564,397
DCP Midstream LLC
5.850%, 05/21/43 (144A) (b)	2,951,000	2,744,430
9.750%, 03/15/19 (144A)	1,267,000	1,576,448
Energy Transfer Partners L.P.
3.259%, 11/01/66 (b)	900,000	819,000
Enterprise Products Operating LLC
8.375%, 08/01/66 (b)	1,059,000	1,173,372
Gibson Energy, Inc.
6.750%, 07/15/21 (144A) (a)	2,735,000	2,892,262

Pipelines—(Continued)
Kinder Morgan Energy Partners L.P.
4.150%, 03/01/22 (a)	2,300,000	2,283,267
5.950%, 02/15/18	1,559,000	1,771,640
ONEOK, Inc.
6.875%, 09/30/28	1,850,000	1,949,887
Plains All American Pipeline L.P. / PAA Finance Corp.
6.125%, 01/15/17	1,467,000	1,649,483
Questar Pipeline Co.
5.830%, 02/01/18	1,441,000	1,629,764
Sabine Pass Liquefaction LLC
5.625%, 02/01/21 (144A)	2,150,000	2,101,625
Spectra Energy Capital LLC
6.200%, 04/15/18	1,109,000	1,251,250
6.750%, 07/15/18	600,000	688,499
Sunoco Logistics Partners Operations L.P.
6.100%, 02/15/42	1,700,000	1,735,678
Transportadora de Gas del Sur S.A.
7.875%, 05/14/17 (144A)	921,000	886,463
Williams Cos., Inc. (The)
7.750%, 06/15/31	1,549,000	1,660,870

		27,378,335

Real Estate Investment Trusts—2.0%
Alexandria Real Estate Equities, Inc.
3.900%, 06/15/23	811,000	755,713
4.600%, 04/01/22	575,000	578,593
BioMed Realty L.P.
4.250%, 07/15/22	685,000	657,668
Corporate Office Properties L.P.
3.600%, 05/15/23	1,100,000	996,979
CubeSmart L.P.
4.800%, 07/15/22	550,000	564,929
DCT Industrial Operating Partnership L.P.
4.500%, 10/15/23 (144A)	1,250,000	1,214,611
DDR Corp.
4.625%, 07/15/22	430,000	438,590
7.500%, 04/01/17	1,495,000	1,742,439
Digital Realty Trust L.P.
4.500%, 07/15/15 (a)	900,000	936,151
5.875%, 02/01/20 (a)	350,000	372,350
Goodman Funding Property, Ltd.
6.000%, 03/22/22 (144A)	800,000	861,269
6.375%, 04/15/21 (144A)	2,450,000	2,707,243
Health Care REIT, Inc.
4.500%, 01/15/24	900,000	888,613
Healthcare Realty Trust, Inc.
5.750%, 01/15/21	630,000	684,698
6.500%, 01/17/17	1,130,000	1,267,241
Highwoods Realty L.P.
3.625%, 01/15/23	1,525,000	1,394,277
Hospitality Properties Trust
5.000%, 08/15/22 (a)	2,080,000	2,113,771
7.875%, 08/15/14	1,535,000	1,547,460
Mack-Cali Realty L.P.
3.150%, 05/15/23	1,000,000	867,999

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Piedmont Operating Partnership L.P.
3.400%, 06/01/23	1,880,000	$1,668,596
Sabra Health Care L.P. / Sabra Capital Corp.
8.125%, 11/01/18	130,000	140,400
Senior Housing Properties Trust
6.750%, 04/15/20	2,235,000	2,481,677

		24,881,267

Retail—0.1%
CVS Pass-Through Trust
5.773%, 01/10/33 (144A)	872,582	916,257

Savings & Loans—0.3%
Astoria Financial Corp.
5.000%, 06/19/17	1,700,000	1,823,486
Santander Holdings USA, Inc.
3.450%, 08/27/18 (a)	1,450,000	1,487,212

		3,310,698

Semiconductors—0.0%
KLA-Tencor Corp.
6.900%, 05/01/18	154,000	180,202
LDK Solar Co., Ltd.
10.000%, 02/28/14 (CNH)	2,000,000	74,317

		254,519

Software—0.3%
Activision Blizzard, Inc.
5.625%, 09/15/21 (144A)	1,100,000	1,138,500
Audatex North America, Inc.
6.000%, 06/15/21 (144A) (a)	1,950,000	2,042,625
First Data Corp.
8.250%, 01/15/21 (144A) (a)	433,000	460,604

		3,641,729

Telecommunications—3.1%
Altice Financing S.A.
6.500%, 01/15/22 (144A)	1,250,000	1,262,500
CenturyLink, Inc.
6.450%, 06/15/21 (a)	700,000	728,000
7.600%, 09/15/39 (a)	700,000	623,000
Cincinnati Bell, Inc.
8.375%, 10/15/20 (a)	1,408,000	1,524,160
CommScope, Inc.
8.250%, 01/15/19 (144A)	498,000	545,932
Crown Castle Towers, LLC
4.883%, 08/15/40 (144A)	1,600,000	1,678,600
6.113%, 01/15/40 (144A)	785,000	880,245
Digicel, Ltd.
8.250%, 09/01/17 (144A)	1,350,000	1,404,000
Frontier Communications Corp.
8.500%, 04/15/20 (a)	1,775,000	1,988,000
8.750%, 04/15/22 (a)	1,950,000	2,164,500

Telecommunications—(Continued)
GCI, Inc.
8.625%, 11/15/19	370,000	393,125
GTP Acquisition Partners I LLC
7.628%, 06/15/41 (144A)	1,800,000	1,930,995
GTP Cellular Sites LLC
3.721%, 03/15/42 (144A)	594,070	607,204
GTP Towers Issuer LLC
4.436%, 02/15/40 (144A)	1,980,000	2,035,446
Intelsat Jackson Holdings S.A.
8.500%, 11/01/19	250,000	272,813
MetroPCS Wireless, Inc.
6.625%, 11/15/20	875,000	927,500
7.875%, 09/01/18 (a)	1,000,000	1,073,750
Oi S.A.
5.750%, 02/10/22 (144A)	1,700,000	1,564,000
PAETEC Holding Corp.
9.875%, 12/01/18 (a)	500,000	558,750
Qtel International Finance, Ltd.
6.500%, 06/10/14 (144A)	1,030,000	1,051,939
Richland Towers Funding LLC / Management Funding
7.870%, 03/15/41 (144A)	625,000	662,716
Telefonica Emisiones S.A.U.
6.221%, 07/03/17	2,000,000	2,254,642
Telenet Finance III Luxembourg S.C.A.
6.625%, 02/15/21 (144A) (EUR)	550,000	817,165
Unison Ground Lease Funding LLC
2.981%, 03/15/43 (144A)	1,100,000	1,044,924
Verizon Communications, Inc.
6.550%, 09/15/43	2,950,000	3,451,379
VimpelCom Holdings B.V.
7.504%, 03/01/22 (144A) (a)	2,500,000	2,611,550
9.000%, 02/13/18 (144A) (RUB)	72,000,000	2,189,049
WCP Wireless Site Funding LLC
6.829%, 11/15/40 (144A)	750,000	792,518
Windstream Corp.
6.375%, 08/01/23 (a)	265,000	247,775
7.750%, 10/15/20 (a)	1,615,000	1,713,919
8.125%, 09/01/18	400,000	430,000

		39,430,096

Textiles—0.0%
Mohawk Industries, Inc.
3.850%, 02/01/23	575,000	546,250

Transportation—0.4%
Far East Capital, Ltd. S.A.
8.000%, 05/02/18 (144A)	600,000	537,000
Golar LNG Partners L.P.
6.900%, 10/12/17 (NOK) (b)	6,000,000	1,018,911
Inversiones Alsacia S.A.
8.000%, 08/18/18 (144A) (a)	1,477,136	1,070,923
Viterra, Inc.
5.950%, 08/01/20 (144A)	2,760,000	2,931,388

		5,558,222

See accompanying notes to financial statements.

MIST-13

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Trucking & Leasing—0.2%
GATX Corp.
6.000%, 02/15/18	1,896,000	$2,115,741

Total Corporate Bonds & Notes (Cost $556,934,225)		573,610,444

Floating Rate Loans (b)—10.6%

Advertising—0.2%
Affinion Group, Inc.
Term Loan B, 6.750%, 10/10/16	1,352,983	1,336,456
inVentiv Health, Inc.
Term Loan, 7.500%, 08/04/16	920,179	911,552

		2,248,008

Aerospace/Defense—0.3%
DAE Aviation Holdings, Inc.
Term Loan B, 6.250%, 11/02/18	1,439,459	1,454,753
Term Loan B2, 6.250%, 11/02/18	652,556	659,490
Digital Global, Inc.
Term Loan B, 3.750%, 01/31/20	944,860	951,502
DynCorp International LLC
Term Loan B, 6.250%, 07/07/16	228,271	230,126
Hunter Defense Technologies, Inc.
1st Lien Term Loan, 3.490%, 08/22/14	518,636	497,891

		3,793,762

Airlines—0.2%
Allegiant Travel Co.
Term Loan B, 5.750%, 03/10/17	972,500	977,363
Delta Air Lines, Inc.
Term Loan B1, 4.000%, 10/18/18	990,000	995,816

		1,973,179

Auto Manufacturers—0.3%
ASP HHI Acquisition Co., Inc.
Term Loan, 5.000%, 10/05/18	518,519	524,352
Chrysler Group LLC
Term Loan B, 4.250%, 05/24/17	3,037,125	3,063,062

		3,587,414

Auto Parts & Equipment—0.6%
Federal-Mogul Corp.
Term Loan B, 2.108%, 12/29/14	484,691	479,769
Term Loan C, 2.108%, 12/28/15	285,237	282,341
Goodyear Tire & Rubber Co. (The)
2nd Lien Term Loan, 4.750%, 04/30/19	750,000	759,188
Metaldyne LLC
Term Loan B, 5.000%, 12/18/18	168,300	170,457
Remy International, Inc.
Term Loan B, 4.250%, 03/05/20	615,569	620,573
TI Group Automotive Systems LLC
Term Loan B, 5.500%, 03/28/19	1,241,171	1,258,609

Auto Parts & Equipment—(Continued)
Tomkins LLC
Term Loan B2, 3.750%, 09/29/16	292,316	293,704
Tower Automotive Holdings USA LLC
Term Loan B, 4.750%, 04/23/20	2,522,341	2,542,305
UCI International, Inc.
Term Loan B, 5.500%, 07/26/17	970,000	974,244

		7,381,190

Building Materials—0.2%
Preferred Proppants LLC
Term Loan B, 0.000%, 12/15/16 (c)	2,876,200	2,076,616

Capital Markets—0.0%
Ozburn-Hessey Holding Co. LLC
Term Loan, 6.750%, 05/23/19	587,050	591,820

Chemicals—0.4%
Axalta Coatings Systems U.S. Holdings, Inc.
Term Loan, 4.750%, 02/01/20	2,322,450	2,342,655
Chemtura Corp.
Term Loan B, 3.500%, 08/27/16	646,962	651,410
Huntsman International LLC
Extended Term Loan B, 2.706%, 04/19/17	153,156	153,507
Ineos U.S. Finance LLC
Term Loan, 4.000%, 05/04/18	454,713	457,082
Univar, Inc.
Term Loan B, 5.000%, 06/30/17	959,832	953,900

		4,558,554

Coal—0.1%
SunCoke Energy, Inc.
Term Loan B, 4.000%, 07/26/18	113,752	113,536
Walter Energy, Inc.
Term Loan B, 6.750%, 04/02/18	611,362	600,788

		714,324

Commercial Services—0.3%
Interactive Data Corp.
Term Loan B, 3.750%, 02/11/18	1,158,209	1,161,348
Monitronics International, Inc.
Term Loan B, 4.250%, 03/23/18	696,482	703,301
ON Assignment, Inc.
Term Loan B, 3.500%, 04/30/20	864,892	863,275
Scitor Corp.
Term Loan B, 5.000%, 02/15/17	463,977	458,177
Truven Health Analytics, Inc.
Term Loan B, 4.500%, 06/06/19	1,280,573	1,283,377

		4,469,478

Commercial Services & Supplies—0.1%
WCA Waste Corp.
Term Loan, 4.000%, 03/23/18	653,363	654,591

See accompanying notes to financial statements.

MIST-14

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Computers—0.2%
Expert Global Solutions, Inc.
Term Loan B, 8.500%, 04/03/18	2,303,787	$2,316,746
TASC, Inc.
Term Loan B, 4.500%, 12/18/15	720,222	683,538

		3,000,284

Cosmetics/Personal Care—0.1%
Revlon Consumer Products Corp.
Term Loan B, 4.000%, 11/20/17	664,796	669,991

Distribution/Wholesale—0.1%
WESCO Distribution, Inc.
Term Loan B, 3.750%, 12/12/19	787,623	793,038

Diversified Consumer Services—0.1%
Darling International Inc.
Term Loan B, 0.000%, 12/31/20 (EUR) (f)	985,000	1,360,145

Diversified Financial Services—0.3%
Ocwen Financial Corp.
Term Loan, 5.000%, 02/15/18	2,769,075	2,808,188
RPI Finance Trust
Term Loan B3, 3.250%, 11/09/18	1,383,690	1,388,014

		4,196,202

Electric—0.3%
AES Corp.
Term Loan B, 3.750%, 06/01/18	1,098,969	1,107,673
Calpine Corp.
Term Loan B1, 4.000%, 04/02/18	1,196,175	1,206,528
NRG Energy, Inc.
Term Loan B, 2.750%, 07/02/18	901,996	901,130
NSG Holdings LLC
Term Loan, 3.750%, 12/11/19	691,197	693,789
Race Point Power
Term Loan, 7.750%, 01/11/18	201,921	202,678

		4,111,798

Electrical Components & Equipment—0.0%
Pelican Products, Inc.
1st Lien Term Loan, 6.250%, 07/11/18	595,925	599,277

Electronics—0.1%
Aeroflex, Inc.
Term Loan B, 4.500%, 11/11/19	882,435	891,162
Dealer Computer Services, Inc.
Term Loan B, 2.169%, 04/21/16	59,984	60,227

		951,389

Entertainment—0.1%
Pinnacle Entertainment, Inc.
Term Loan B2, 3.750%, 08/13/20	771,125	775,655

Entertainment—(Continued)
Six Flags Theme Parks, Inc.
Term Loan B, 3.501%, 12/20/18	703,702	706,904

		1,482,559

Environmental Control—0.1%
Waste Industries USA., Inc.
Term Loan B, 4.000%, 03/17/17	697,465	699,648

Food—0.1%
AdvancePierre Foods, Inc.
Term Loan, 5.750%, 07/10/17	222,750	220,523
Del Monte Foods Co.
Term Loan, 4.000%, 03/08/18	692,698	696,158
Pinnacle Foods Finance LLC
Term Loan G, 3.250%, 04/29/20	982,575	983,007

		1,899,688

Forest Products & Paper—0.2%
Appvion, Inc.
1st Lien Term Loan, 5.753%, 06/28/19	1,895,250	1,911,246
Exopack LLC
Term Loan B, 5.250%, 05/08/19	805,000	820,094

		2,731,340

Health Care Providers & Services—0.5%
Patheon, Inc.
Bridge Term Loan, 0.000%, 12/11/14 (f)	6,600,000	6,600,000

Healthcare-Products—0.1%
Immucor, Inc.
Term Loan B2, 5.000%, 08/17/18	1,539,818	1,550,982

Healthcare - Services—1.0%
Accentcare, Inc.
Term Loan B, 6.500%, 12/22/16	491,021	256,148
Alliance Healthcare Services, Inc.
Term Loan B, 4.250%, 06/03/19	746,251	740,523
Ardent Medical Services, Inc.
Term Loan, 6.750%, 07/02/18	425,700	428,539
Gentiva Health Services, Inc.
Term Loan B, 6.500%, 10/18/19	2,800,000	2,775,514
HCA, Inc.
Extended Term Loan B4, 2.997%, 05/01/18	104,548	104,733
Term Loan B5, 2.919%, 03/31/17	250,727	251,144
Iasis Healthcare LLC
Term Loan B2, 4.500%, 05/03/18	705,189	712,389
Kindred Healthcare, Inc.
Term Loan B, 4.250%, 06/01/18	1,583,692	1,586,915
MMM Holdings, Inc.
Term Loan, 9.750%, 12/12/17	451,118	454,689
MSO of Puerto Rico, Inc.
Term Loan, 9.750%, 12/12/17	328,086	330,683
Select Medical Corp.
Term Loan B, 4.003%, 06/01/18	827,906	831,532

See accompanying notes to financial statements.

MIST-15

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Healthcare - Services—(Continued)
Surgical Care Affiliates LLC
Incremental Term Loan, 4.250%, 06/29/18	2,442,725	$2,461,046
Universal Health Services, Inc.
Term Loan B, 2.417%, 11/15/16	372,969	374,601
Virtual Radiologic Corp.
Term Loan A, 7.250%, 12/22/16	1,309,500	772,605

		12,081,061

Home Builders—0.0%
Hillman Companies, Inc.
Term Loan B, 3.750%, 05/29/17	265,528	267,269

Home Furnishings—0.1%
Tempur-Pedic International, Inc.
Term Loan B, 3.500%, 03/18/20	1,682,125	1,683,025

Independent Power Producers & Energy Traders—0.1%
Calpine Construction Finance Co. L.P.
Term Loan B1, 3.000%, 05/03/20	1,169,125	1,161,631

Industrial Conglomerates—0.1%
Mirror BidCo Corp.
Term Loan, 5.250%, 12/27/19	1,217,700	1,226,839

Insurance—0.7%
Alliant Holdings I, Inc.
Term Loan B, 4.250%, 12/20/19	495,000	497,631
CNO Financial Group, Inc.
Term Loan B2, 3.750%, 09/20/18	834,479	837,437
Confie Seguros Holding II Co.
Term Loan B, 5.750%, 11/09/18	3,379,754	3,389,606
USI, Inc.
Term Loan, 5.000%, 12/27/19	4,563,986	4,592,511

		9,317,185

Internet Software & Services—0.0%
Autotrader.com, Inc.
Term Loan B1, 4.000%, 12/15/16	364,688	367,727

Machinery—0.1%
Paladin Brands Holding, Inc.
Term Loan B, 6.750%, 08/16/19	1,000,000	993,750

Machinery-Construction & Mining—0.0%
Terex Corp.
Term Loan, 3.500%, 04/28/17	316,245	319,277

Media—0.2%
Cengage Learning Acquisitions, Inc.
Non Extended Term Loan, 0.000%, 07/03/14 (c)	730,620	572,441
Charter Communications Operating LLC
Term Loan F, 3.000%, 01/04/21	1,119,375	1,112,905
HMH Holding, Inc.
Term Loan B, 5.500%, 06/01/18	407,738	410,033

Media—(Continued)
Kasima LLC
Term Loan B, 3.250%, 05/17/21	478,125	476,929
WideOpenWest Finance LLC
Term Loan B, 4.750%, 04/01/19	560,497	564,281

		3,136,589

Mining—0.2%
Novelis, Inc.
Term Loan, 3.750%, 03/10/17	800,266	804,268
U.S. Silica Holdings, Inc.
Term Loan B, 4.000%, 07/17/20	365,663	367,719
Waupaca Foundry, Inc.
Term Loan, 4.500%, 06/29/17	1,770,903	1,775,330

		2,947,317

Oil & Gas—0.5%
Drillships Financing Holdings, Inc.
Term Loan B1, 6.000%, 03/31/21	947,625	970,605
Fieldwood Energy LLC
2nd Lien Term Loan, 8.375%, 09/30/20	1,000,000	1,023,540
Frac Tech International LLC
Term Loan B, 8.500%, 05/06/16	636,359	640,604
Glenn Pool Oil & Gas Trust
Term Loan, 4.500%, 05/02/16	1,179,657	1,197,352
Samson Investments Co.
2nd Lien Term Loan, 5.000%, 09/25/18	2,200,000	2,211,000

		6,043,101

Packaging & Containers—0.1%
BWAY Holding Co., Inc.
Term Loan B, 4.500%, 08/07/17	222,750	224,386
Ranpak Corp.
1st Lien Term Loan, 4.500%, 04/23/19	512,116	517,877
Reynolds Group Holdings, Inc.
Term Loan, 4.000%, 09/28/18	247,500	250,101

		992,364

Pharmaceuticals—0.6%
Aptalis Pharma, Inc.
Term Loan B, 6.000%, 09/18/20	1,624,865	1,656,688
Endo Pharmaceuticals Holdings, Inc.
Term Loan B, 4.000%, 06/18/18	103,800	104,133
Grifols, Inc.
Term Loan B, 4.250%, 06/01/17	2,515,196	2,534,966
Par Pharmaceutical Cos., Inc.
Term Loan B, 4.250%, 09/30/19	1,496,100	1,507,321
Valeant Pharmaceuticals International, Inc.
Term Loan B, 3.750%, 12/11/19	395,000	398,415
Term Loan E, 4.500%, 08/05/20	1,364,688	1,375,919

		7,577,442

Retail—0.3%
DineEquity, Inc.
Term Loan B2, 3.750%, 10/19/17	294,046	295,625

See accompanying notes to financial statements.

MIST-16

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Floating Rate Loans (b)—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Dunkin’ Brands, Inc.
Term Loan B3, 3.750%, 02/14/20	1,862,782	$1,871,509
Pilot Travel Centers LLC
Term Loan B, 3.750%, 03/30/18	671,459	673,762
Wendy’s International, Inc.
Term Loan B, 3.250%, 05/15/19	794,464	796,664

		3,637,560

Semiconductors—0.1%
Microsemi Corp.
Term Loan, 3.750%, 02/19/20	736,746	740,496

Software—0.4%
Cinedigm Digital Funding I LLC
Term Loan, 3.750%, 04/29/16	297,747	298,864
EPIQ Systems, Inc.
Term Loan B, 4.750%, 08/27/20	698,250	705,232
First Data Corp.
Extended 2018 Term Loan B, 4.164%, 03/23/18	372,933	374,148
Term Loan, 4.164%, 03/24/17	28,291	28,385
IMS Health, Inc.
Term Loan B1, 3.750%, 09/01/17	639,118	642,614
MedAssets, Inc.
Term Loan B, 4.000%, 12/13/19	278,400	279,909
Nuance Communications, Inc.
Term Loan C, 2.920%, 08/07/19	722,412	718,349
Rovi Solutions Corp.
Term Loan B3, 3.500%, 03/29/19	1,019,474	1,004,488
Verint Systems, Inc.
Term Loan B, 4.000%, 09/06/19	547,860	551,421
Vertafore, Inc.
1st Lien Term Loan, 4.250%, 10/03/19	361,778	364,794

		4,968,204

Specialty Retail—0.1%
Camping World, Inc.
Term Loan, 5.750%, 02/20/20	1,250,000	1,264,063

Telecommunications—0.8%
Cincinnati Bell, Inc.
Term Loan B, 4.000%, 09/10/20	1,441,388	1,446,677
CommScope, Inc.
Term Loan B3, 2.739%, 01/21/17	221,611	222,626
Term Loan B4, 3.250%, 01/26/18	332,416	334,181
MCC Iowa LLC
Term Loan H, 3.250%, 01/29/21	955,200	950,185
Telesat LLC
Term Loan B2, 3.500%, 03/28/19	2,561,146	2,571,276
Virgin Media Investment Holdings, Ltd.
Term Loan B, 3.500%, 06/08/20	4,285,000	4,299,998

		9,824,943

Transportation—0.2%
CEVA Group plc
Extended EGL Term Loan B, 5.238%, 08/31/16	227,563	223,226
Extended Synthetic LOC, 5.247%, 08/31/16	316,996	310,954
Extended Term Loan B, 5.247%, 08/31/16	582,087	570,992
Swift Transportation Co., Inc.
Term Loan B1, 2.917%, 12/21/16	861,912	868,377
Term Loan B2, 4.000%, 12/21/17	328,487	330,814

		2,304,363

Total Floating Rate Loans (Cost $133,436,169)		133,549,483

U.S. Treasury & Government Agencies—9.7%

Agency Sponsored Mortgage - Backed—5.8%
Fannie Mae 15 Yr. Pool
4.000%, 07/01/18	191,652	203,041
4.000%, TBA (g)	1,200,000	1,269,281
5.000%, 02/01/20	94,306	101,263
5.000%, 10/01/20	456,336	491,749
5.000%, 12/01/21	39,081	42,098
5.000%, 02/01/22	16,881	18,185
5.000%, 06/01/22	39,616	42,754
5.000%, 09/01/22	305,491	325,295
5.000%, 07/01/23	255,897	276,298
Fannie Mae 20 Yr. Pool
5.500%, 03/01/25	135,185	149,781
Fannie Mae 30 Yr. Pool
3.000%, 02/01/43	959,666	912,353
3.500%, 11/01/40	3,560,363	3,541,007
3.500%, 12/01/42	1,161,458	1,156,036
3.500%, 07/01/43	3,110,001	3,092,652
3.500%, TBA (g)	3,400,000	3,367,328
4.000%, 12/01/40	1,293,403	1,337,293
4.000%, 12/01/41	892,480	919,322
4.000%, 01/01/42	983,154	1,012,754
4.000%, 04/01/42	874,008	900,257
4.000%, 12/01/42	189,779	195,511
4.500%, 03/01/35	92,116	97,738
4.500%, 07/01/35	174,880	185,504
4.500%, 05/01/39	3,775,221	4,020,674
4.500%, 11/01/40	6,224,542	6,597,096
4.500%, 12/01/40	952,425	1,011,736
4.500%, 05/01/41	371,297	393,604
4.500%, 07/01/41	4,699,694	4,993,331
4.500%, 11/01/41	572,489	607,932
4.500%, 12/01/41	142,652	151,134
4.500%, 11/01/43	948,508	1,008,333
4.500%, 12/01/43	779,575	828,745
5.000%, 06/01/40	442,761	482,743
5.000%, 07/01/40	382,543	416,287
5.000%, TBA (g)	1,000,000	1,082,891
6.000%, 03/01/32	901	1,012

See accompanying notes to financial statements.

MIST-17

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
6.000%, 07/01/37	79,388	$87,869
6.000%, 07/01/38	670,868	742,145
6.500%, 07/01/31	370	412
6.500%, 10/01/31	638	710
6.500%, 02/01/32	502	558
6.500%, 12/01/36	3,227	3,586
6.500%, 03/01/37	87,934	97,676
6.500%, 10/01/37	63,626	70,647
7.000%, 09/01/29	355	399
7.500%, 01/01/30	872	1,001
7.500%, 10/01/30	106	120
Fannie Mae Pool
4.000%, 04/01/42	567,031	584,052
Fannie Mae REMICS (CMO)
3.500%, 01/25/29 (h)	420,527	32,201
4.500%, 06/25/29	800,000	865,048
5.000%, 09/25/39	127,017	130,038
Freddie Mac 15 Yr. Gold Pool
3.500%, 11/01/28	1,907,798	1,997,502
4.500%, 11/01/18	100,909	106,963
5.000%, 12/01/21	150,522	162,493
5.500%, 10/01/16	1,411	1,485
6.000%, 06/01/17	16,131	17,039
Freddie Mac 30 Yr. Gold Pool
3.500%, 10/01/40	843,741	838,127
4.000%, 12/01/43	4,016,000	4,128,484
5.000%, 05/01/34	330,777	356,727
5.000%, 06/01/35	111,042	119,558
5.000%, 05/01/37	500,519	538,834
5.000%, 09/01/38	23,049	24,822
5.000%, 10/01/38	216,857	233,464
5.000%, 11/01/39	1,652,220	1,788,481
5.000%, 12/01/39	390,100	427,870
6.000%, 06/01/35	25,633	28,265
6.000%, 12/01/36	52,780	58,414
Freddie Mac REMICS (CMO)
5.000%, 06/15/34	361,348	368,653
Ginnie Mae I 15 Yr. Pool
5.000%, 10/15/18	132,214	141,238
5.500%, 08/15/19	41,688	44,730
5.500%, 10/15/19	207,305	222,755
6.000%, 05/15/17	1,580	1,650
6.000%, 06/15/17	1,507	1,577
6.000%, 08/15/19	13,663	14,564
Ginnie Mae I 30 Yr. Pool
4.500%, 09/15/33	159,376	171,321
4.500%, 05/15/34	267,890	285,967
4.500%, 12/15/34	106,374	114,199
4.500%, 04/15/35	367,837	394,312
4.500%, 10/15/35	139,712	149,889
4.500%, 01/15/40	739,285	797,302
4.500%, 09/15/40	582,065	625,982
4.500%, 07/15/41	872,857	944,533
4.500%, 08/15/41	961,068	1,028,292
4.500%, TBA (g)	2,100,000	2,234,695

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
5.000%, 05/15/34	1,339,018	1,466,408
5.000%, 04/15/35	16,575	18,291
5.500%, 01/15/34	110,059	124,101
5.500%, 04/15/34	45,311	50,266
5.500%, 07/15/34	214,414	237,860
5.500%, 10/15/34	144,788	160,535
5.500%, 06/15/35	48,781	53,639
5.500%, 11/15/35	61,514	67,660
5.750%, 10/15/38	148,242	163,050
6.000%, 02/15/24	2,511	2,790
6.000%, 11/15/28	1,741	1,959
6.000%, 02/15/33	3,599	4,055
6.000%, 03/15/33	14,607	16,337
6.000%, 06/15/33	13,040	14,622
6.000%, 07/15/33	11,618	13,011
6.000%, 09/15/33	14,855	16,561
6.000%, 10/15/33	7,112	8,005
6.000%, 08/15/34	51,424	57,753
6.500%, 03/15/29	4,328	4,829
6.500%, 02/15/32	2,069	2,327
6.500%, 03/15/32	2,106	2,398
6.500%, 11/15/32	5,975	6,666
7.000%, 05/15/23	2,995	3,012
7.000%, 03/15/31	353	397
Ginnie Mae II 30 Yr. Pool
4.500%, 09/20/41	936,749	1,003,105
5.000%, 08/20/34	156,780	171,296
5.500%, 03/20/34	17,356	19,300
6.000%, 05/20/32	25,397	28,461
6.000%, 11/20/33	29,690	33,686
Government National Mortgage Association
1.029%, 02/16/53 (b) (h)	9,262,565	751,592
1.050%, 03/16/53 (b) (h)	6,232,444	486,604
1.055%, 10/16/52 (b) (h)	4,767,602	241,841
1.067%, 09/16/52 (b) (h)	9,419,895	789,830
1.085%, 08/16/52 (b) (h)	9,692,597	688,620
1.241%, 10/16/43 (b) (h)	6,507,749	325,661
4.973%, 04/16/42	300,000	323,210
Government National Mortgage Association (CMO)
3.000%, 04/20/41	1,399,314	1,439,851
4.500%, 09/20/39	2,235,000	2,346,276

		73,365,532

U.S. Treasury—3.9%
U.S. Treasury Bonds
2.875%, 05/15/43 (a)	8,000,000	6,483,752
4.250%, 05/15/39 (a)	3,110,000	3,316,523
4.375%, 02/15/38	1,727,000	1,879,732
4.375%, 11/15/39	455,000	494,457
4.500%, 02/15/36	1,610,000	1,791,376
4.500%, 05/15/38	4,704,000	5,215,560
4.500%, 08/15/39	8,590,000	9,521,482
5.000%, 05/15/37	289,000	343,910

See accompanying notes to financial statements.

MIST-18

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Bonds
5.375%, 02/15/31	1,750,000	$2,144,571
6.250%, 08/15/23 (a)	87,000	111,754
U.S. Treasury Notes
1.750%, 05/15/23 (a)	4,000,000	3,605,312
3.125%, 05/15/19	13,500,000	14,385,938

		49,294,367

Total U.S. Treasury & Government Agencies (Cost $122,099,544)		122,659,899

Mortgage-Backed Securities—8.8%

Collateralized Mortgage Obligations—5.2%
Adjustable Rate Mortgage Trust
2.433%, 03/25/35 (b)	539,273	497,848
American Home Mortgage Investment Trust
2.349%, 06/25/45 (b)	694,885	694,332
Banc of America Alternative Loan Trust
5.000%, 07/25/19	785,637	799,919
5.250%, 05/25/34	565,086	573,352
5.500%, 01/25/20	571,655	580,172
5.500%, 09/25/33	673,829	691,638
5.750%, 04/25/33	727,140	789,573
6.000%, 03/25/34	966,127	998,179
6.000%, 04/25/34	269,726	266,663
6.000%, 11/25/34	165,995	162,458
Banc of America Funding Corp. Trust
0.296%, 08/26/36 (144A) (b)	501,947	497,020
5.500%, 01/25/36	866,903	849,372
Banc of America Mortgage Securities, Inc.
2.699%, 06/25/34 (b)	215,737	216,354
2.772%, 09/25/33 (b)	509,947	511,131
2.799%, 10/25/33 (b)	1,106,308	1,106,216
3.040%, 01/25/35 (b)	132,498	130,782
4.750%, 10/25/20	29,047	29,104
5.099%, 09/25/35 (b)	294,673	291,359
5.750%, 01/25/35	802,980	823,638
Bayview Opportunity Master Fund Trust IIB L.P.
2.981%, 01/28/33 (144A) (b)	576,399	574,036
BCAP LLC Trust
2.497%, 12/27/34 (144A) (b)	242,134	243,754
Bear Stearns Adjustable Rate Mortgage Trust
4.915%, 02/25/35 (b)	277,614	278,123
Bear Stearns ALT-A Trust
0.665%, 03/25/35 (b)	127,828	121,617
2.619%, 10/25/33 (b)	275,323	271,564
Charlie Mac Trust
5.000%, 10/25/34	175,679	177,856
Chase Mortgage Finance Trust
5.000%, 10/25/33	77,593	78,870
Citicorp Mortgage Securities, Inc.
5.000%, 02/25/36	85,377	88,011
5.500%, 02/25/22	28,048	28,415

Collateralized Mortgage Obligations—(Continued)
Citigroup Mortgage Loan Trust, Inc.
1.166%, 09/25/37 (144A) (b)	1,659,190	1,623,251
2.626%, 09/25/35 (b)	316,242	307,295
Countrywide Alternative Loan Trust
0.565%, 03/25/34 (b)	85,851	84,825
5.000%, 07/25/19	1,000,000	1,034,015
5.125%, 03/25/34	315,661	317,426
5.250%, 09/25/33	739,751	769,231
5.500%, 01/25/35	496,701	504,106
5.500%, 03/25/35	634,794	546,402
5.750%, 12/25/33	795,606	821,082
5.750%, 03/25/34	609,491	601,538
Countrywide Alternative Loan Trust Resecuritization
4.250%, 09/25/33	359,988	364,229
Countrywide Home Loan Mortgage Pass-Through Trust
3.010%, 09/25/33 (b)	4,137	3,958
5.500%, 03/25/34	259,006	265,973
5.500%, 08/25/35	582,223	573,902
Credit Suisse First Boston Mortgage Securities Corp.
2.549%, 11/25/33 (b)	465,125	458,785
5.000%, 08/25/20	175,377	175,404
Credit Suisse Mortgage Capital Certificates
1.165%, 11/26/37 (144A) (b)	511,190	499,155
Credit Suisse Mortgage Capital Certificates Mortgage-Backed Trust
5.000%, 04/25/37	171,012	165,801
Credit Suisse Mortgage Capital Certificates Trust
3.383%, 06/25/50 (144A) (b)	1,549,918	1,544,563
Del Coronado Trust
2.117%, 03/15/26 (144A) (b)	484,000	480,238
First Horizon Mortgage Pass-Through Trust
5.247%, 10/25/34 (b)	395,208	387,104
Global Mortgage Securitization, Ltd.
5.250%, 04/25/32	659,001	647,246
GMAC Mortgage Corp. Loan Trust
4.737%, 05/25/35 (b)	495,372	483,835
GSR Mortgage Loan Trust
5.714%, 02/25/34 (b)	176,383	156,899
6.000%, 02/25/35	541,887	547,218
Impac CMB Trust
0.685%, 04/25/35 (b)	918,977	837,477
0.805%, 09/25/34 (b)	334,178	310,681
0.885%, 10/25/34 (b)	343,316	325,544
0.905%, 11/25/34 (b)	1,913,716	1,802,104
0.925%, 01/25/35 (b)	597,938	523,411
0.965%, 10/25/34 (b)	572,475	542,038
Impac Secured Assets Trust
0.365%, 12/25/36 (b)	906,306	826,679
0.515%, 08/25/36 (b)	1,018,379	987,435
Jefferies Resecuritization Trust
2.592%, 05/26/37 (144A) (b)	224,829	224,993
JPMorgan Mortgage Trust
2.256%, 07/25/35 (b)	302,750	299,813
3.500%, 05/25/43 (144A) (b)	677,943	653,180

See accompanying notes to financial statements.

MIST-19

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust
3.720%, 05/25/43 (144A) (b)	665,919	$620,139
6.000%, 09/25/34	753,177	774,859
MASTR Alternative Loan Trust
5.500%, 10/25/19	565,969	580,390
5.500%, 02/25/35	871,891	872,520
6.000%, 07/25/34	1,283,427	1,317,067
6.015%, 01/25/35 (b)	326,354	338,525
MASTR Seasoned Securities Trust
6.602%, 09/25/32 (b)	446,127	466,574
Merrill Lynch Mortgage Investors Trust
2.380%, 10/25/35 (b)	231,588	231,430
2.532%, 02/25/35 (b)	1,299,773	1,296,104
Morgan Stanley Re-REMIC Trust
5.000%, 11/26/36 (144A)	2,100,000	2,121,499
MortgageIT Trust
0.945%, 11/25/34 (b)	1,809,258	1,714,688
Nationstar Mortgage Loan Trust
3.750%, 12/25/52 (144A) (b)	963,609	989,499
Nomura Asset Acceptance Corp. Alternative Loan Trust
5.500%, 08/25/33	542,212	558,214
PHH Mortgage Capital LLC
6.600%, 12/25/27 (144A)	400,582	408,457
RESI Finance L.P.
1.570%, 09/10/35 (144A) (b)	767,182	688,033
Residential Accredit Loans, Inc. Trust
0.765%, 04/25/34 (b)	248,414	237,427
4.750%, 04/25/34	378,628	383,075
5.000%, 03/25/19	98,527	102,194
5.500%, 09/25/32	187,608	191,787
5.500%, 12/25/34	583,424	598,996
5.750%, 04/25/34	450,000	450,687
Residential Asset Securitization Trust
0.615%, 10/25/34 (b)	498,177	441,751
5.500%, 02/25/35	236,638	240,511
5.500%, 07/25/35	626,308	608,655
RFMSI Trust
5.250%, 07/25/35	785,058	791,958
Sequoia Mortgage Trust
0.367%, 05/20/35 (b)	871,091	774,474
0.387%, 03/20/35 (b)	373,804	339,337
0.787%, 09/20/33 (b)	314,023	308,311
2.250%, 06/25/43 (b)	637,304	602,720
3.000%, 06/25/43 (b)	594,964	546,998
3.000%, 06/25/43 (b)	642,891	590,986
Spirit Master Funding LLC
5.740%, 03/20/25 (144A)	180,178	177,942
Springleaf Mortgage Loan Trust
5.300%, 12/25/59 (144A) (b)	175,000	176,695
Structured Adjustable Rate Mortgage Loan Trust
2.453%, 07/25/34 (b)	796,039	779,152
2.503%, 02/25/34 (b)	278,213	277,998
2.862%, 03/25/34 (b)	211,250	210,239
Structured Asset Mortgage Investments Trust
0.906%, 12/19/33 (b)	865,220	814,308

Collateralized Mortgage Obligations—(Continued)
Structured Asset Securities Corp. Mortgage Certificates
2.653%, 10/25/33 (b)	731,593	$735,388
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.514%, 06/25/33 (b)	651,915	649,412
Structured Asset Securities Corp. Reverse Mortgage Loan Trust
0.815%, 10/25/37 (144A) (b)	713,183	702,931
Structured Asset Securities Corp. Trust
6.000%, 08/25/35	362,412	338,420
Thornburg Mortgage Securities Trust
1.578%, 03/25/44 (b)	587,577	583,678
1.765%, 03/25/44 (b)	852,928	823,080
2.716%, 06/25/43 (b)	673,040	665,934
VOLT XV LLC
3.222%, 05/27/53 (144A)	263,980	262,990
WaMu Mortgage Pass-Through Certificates Trust
0.578%, 10/25/44 (b)	112,058	103,891
2.406%, 01/25/35 (b)	2,986,533	2,970,077
2.411%, 08/25/35 (b)	776,956	761,754
2.417%, 08/25/34 (b)	102,564	101,695
Wells Fargo Mortgage Backed Securities Trust
2.627%, 10/25/34 (b)	345,402	351,115
2.627%, 06/25/35 (b)	618,827	618,539
4.990%, 04/25/35 (b)	76,795	78,218
5.250%, 10/25/35	461,642	474,050
5.500%, 10/25/35	111,875	111,704

		66,025,267

Commercial Mortgage-Backed Securities—3.6%
A10 Securitization LLC
2.400%, 11/15/25 (144A)	1,300,000	1,295,651
Bayview Commercial Asset Trust
3.855%, 09/25/37 (144A) (h)	9,027,977	541,679
4.695%, 07/25/37 (144A) (h)	6,317,334	126,347
Bear Stearns Commercial Mortgage Securities Trust
7.412%, 10/15/36 (144A) (b)	347,345	352,812
Commercial Mortgage Pass-Through Certificates
0.297%, 12/15/20 (144A) (b)	141,621	139,858
0.347%, 06/15/22 (144A) (b)	378,217	373,962
2.436%, 10/15/45	690,000	664,243
2.822%, 10/15/45	450,000	422,990
2.941%, 01/10/46	1,350,000	1,264,804
3.147%, 08/15/45	550,000	531,151
4.934%, 12/10/44 (b)	300,000	312,765
5.147%, 07/17/28 (144A) (b)	113,020	114,089
6.850%, 08/15/33 (144A) (b)	51,135	49,964
Credit Suisse Commercial Mortgage Trust
5.361%, 02/15/40	2,326,322	2,479,808
DBUBS Mortgage Trust
5.418%, 08/10/44 (144A) (b)	1,400,000	1,530,579
5.557%, 11/10/46 (144A) (b)	600,000	647,301

See accompanying notes to financial statements.

MIST-20

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
FREMF Mortgage Trust
3.196%, 03/25/45 (144A) (b)	700,000	$667,419
3.489%, 11/25/46 (144A) (b)	800,000	813,081
3.819%, 06/25/47 (144A) (b)	420,000	391,765
3.882%, 01/25/47 (144A) (b)	1,200,000	1,150,585
4.037%, 05/25/45 (144A) (b)	988,000	839,034
4.286%, 07/25/48 (144A) (b)	1,825,000	1,853,363
4.347%, 01/25/46 (144A) (b)	765,000	759,754
4.615%, 11/25/49 (144A) (b)	1,050,000	1,062,500
4.887%, 07/25/44 (144A) (b)	900,000	952,889
5.159%, 02/25/47 (144A) (b)	400,000	418,289
5.192%, 09/25/45 (144A) (b)	900,000	943,304
5.238%, 09/25/43 (144A) (b)	400,000	421,214
5.436%, 04/25/20 (144A) (b)	600,000	639,995
GE Business Loan Trust
0.337%, 04/16/35 (144A) (b)	518,290	468,708
GS Mortgage Securities Corp. II
3.682%, 02/10/46 (144A)	750,000	705,470
4.782%, 07/10/39	244,887	245,947
GS Mortgage Securities Trust
3.135%, 06/10/46	1,250,000	1,182,412
3.377%, 05/10/45	1,000,000	992,735
5.560%, 11/10/39	800,000	877,186
Irvine Core Office Trust
3.173%, 05/15/48 (144A) (b)	1,250,000	1,171,744
JPMorgan Chase Commercial Mortgage Securities Trust
0.527%, 11/15/18 (144A) (b)	602,399	570,862
1.967%, 04/15/28 (144A) (b)	1,100,000	1,094,429
3.616%, 11/15/43 (144A)	1,000,000	1,052,651
3.977%, 10/15/45 (144A) (b)	700,000	679,501
4.650%, 07/15/28 (144A) (b)	850,000	858,174
5.508%, 11/15/43 (144A) (b)	300,000	325,130
5.999%, 02/15/51 (b)	1,350,000	1,296,848
LB-UBS Commercial Mortgage Trust
5.616%, 10/15/35 (144A) (b)	347,743	349,239
Lehman Brothers Floating Rate Commercial Mortgage Trust
1.067%, 06/15/22 (144A) (b)	116,036	115,716
Lehman Brothers Small Balance Commercial
0.415%, 02/25/30 (144A) (b)	1,038,149	956,783
0.415%, 09/25/30 (144A) (b)	433,941	385,078
Lehman Brothers Small Balance Commercial Mortgage Trust
0.365%, 09/25/36 (144A) (b)	416,819	380,526
1.015%, 10/25/37 (144A) (b)	566	565
1.115%, 10/25/37 (144A) (b)	271,526	269,489
LSTAR Commercial Mortgage Trust
5.397%, 06/25/43 (144A) (b)	942,000	992,950
Morgan Stanley Capital I Trust
5.406%, 03/15/44	62,000	67,394
5.569%, 12/15/44	750,000	808,972
NorthStar Mortgage Trust
4.413%, 08/25/29 (144A) (b)	800,000	807,680
ORES NPL LLC
3.081%, 09/25/25 (144A)	1,092,063	1,092,130

Commercial Mortgage-Backed Securities—(Continued)
Resource Capital Corp. Ltd.
2.316%, 12/15/28 (144A) (b)	2,000,000	2,000,000
S2 Hospitality LLC
4.500%, 04/15/25 (144A) (d)	2,522	2,522
Timberstar Trust
5.668%, 10/15/36 (144A)	540,000	589,256
7.530%, 10/15/36 (144A)	1,549,000	1,579,580
Wells Fargo Commercial Mortgage Trust
5.585%, 11/15/43 (144A) (b)	950,000	1,022,196
WF-RBS Commercial Mortgage Trust
5.248%, 06/15/44 (144A) (b)	400,000	405,914
5.392%, 02/15/44 (144A) (b)	250,000	264,229

		45,373,211

Total Mortgage-Backed Securities (Cost $109,592,908)		111,398,478

Municipals—6.2%
Baylor University
4.313%, 03/01/42	800,000	705,592
Brazos River Harbor, TX Navigation District Revenue Bonds Dow Chemical Co. Project
5.950%, 05/15/33 (b)	3,360,000	3,516,912
Butler AL, Industrial Development Board Solid Waste Disposal Revenue Georgia-Pacific Corp. Project
5.750%, 09/01/28	625,000	638,169
California Educational Facilities Authority Revenue
5.000%, 06/01/43	1,470,000	1,643,386
Charleston SC, Waterworks & Sewer Revenue Capital Improvement
5.000%, 01/01/35	350,000	369,401
5.000%, 01/01/41	1,975,000	2,057,654
Charlotte Special Facilities Revenue Refunding Charlotte / Douglas International Airport
5.600%, 07/01/27	1,000,000	941,320
Connecticut State Health & Educational, Facility Authority Revenue, Yale University
5.000%, 07/01/40	2,000,000	2,119,280
5.000%, 07/01/42	1,451,000	1,499,231
Gulf Coast Waste Disposal Authority
5.200%, 05/01/28	945,000	963,957
Hampton Roads Sanitation District VA, Wastewater Revenue
5.000%, 04/01/38	550,000	574,695
Harris County, TX Metropolitan Transit Authority, Sales & Use Tax
5.000%, 11/01/41	1,200,000	1,229,568
Houston TX, Higher Education Finance Corp. Revenue Rice University Project
4.500%, 11/15/37	1,700,000	1,713,090
5.000%, 05/15/40	1,000,000	1,047,030
Illinois Finance Authority
5.000%, 10/01/51	800,000	787,912

See accompanying notes to financial statements.

MIST-21

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Municipals—(Continued)

Security Description	Principal Amount*	Value
Indianapolis Airport Authority Federal Express Corp. Project
5.100%, 01/15/17	660,000	$715,110
JobsOhio Beverage System
3.985%, 01/01/29	2,990,000	2,756,810
4.532%, 01/01/35	760,000	698,653
Louisiana Local Government Environmental Facilities Community Development Authority Revenue Westlake Chemical Corp. Projects
6.750%, 11/01/32	1,550,000	1,648,084
Massachusetts State Development Finance Agency Revenue Board Institute, Inc.
5.250%, 04/01/37	1,350,000	1,393,321
5.375%, 04/01/41	400,000	413,396
Massachusetts State Development Finance Agency Revenue Harvard University
5.000%, 10/15/40	800,000	853,872
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University
5.500%, 11/15/36	4,300,000	4,747,673
Massachusetts State Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology
5.500%, 07/01/32	950,000	1,140,551
6.000%, 07/01/36	675,000	764,552
Missouri State Health & Educational Facilities Authority Revenue Washington University
5.000%, 11/15/39	1,900,000	2,001,308
New Hampshire Health & Educational Facilities Authority Revenue, Wentworth Douglas Hospital
6.500%, 01/01/41	600,000	641,580
New Jersey Economic Development Authority Lease Revenue
Zero Coupon, 02/15/18	3,400,000	2,995,808
New Jersey Economic Development Authority Special Facilities Revenue, Continental Airlines, Inc. Project
7.000%, 11/15/30 (b)	117,000	116,998
New Jersey State Transportation Trust Fund Authority Transportation Systems
5.500%, 06/15/41	2,000,000	2,095,600
New York City Transitional Finance Authority Revenue Future Tax Secured
5.000%, 11/01/33	300,000	317,001
New York State Dormitory Authority Revenues Non State Supported Debt, Columbia University
5.000%, 07/01/38	2,500,000	2,634,500
5.000%, 10/01/41	2,040,000	2,150,017
New York State Dormitory Authority Revenues Non State Supported Debt, Cornell University
5.000%, 07/01/35	175,000	185,435
5.000%, 07/01/40	1,200,000	1,250,604
New York State Dormitory Authority, Taxable, General Purpose Bonds
5.000%, 12/15/30	1,150,000	1,234,812
North East Independent School District.
5.250%, 02/01/31	640,000	754,016
Port Authority of New York & New Jersey
4.458%, 10/01/62	460,000	391,865
Port of Corpus Christi Authority TX Celanese Project
6.700%, 11/01/30	1,500,000	1,501,500
San Francisco CA Public Utilities Commission Water Revenue
5.000%, 11/01/37	2,470,000	2,556,499
Selma AL, Industrial Development Board Revenue Gulf Opportunity Zone, International Paper Co. Projects
6.250%, 11/01/33	800,000	849,056
South Carolina State Public Service Authority
5.000%, 12/01/43	3,100,000	3,095,071
Southwest Independent School District
5.000%, 02/01/38	710,000	746,061
St. John Baptist Parish LA, Revenue Bond Marathon Oil Corp.
5.125%, 06/01/37	1,710,000	1,676,792
State of California
3.380%, 05/15/28	1,200,000	1,026,708
State of Florida
4.000%, 06/01/27	1,375,000	1,412,565
State of Minnesota
4.000%, 10/01/33	3,000,000	2,935,650
State of Virginia
5.000%, 06/01/43	900,000	959,067
State of Washington
3.000%, 07/01/28	450,000	389,939
Sweetwater County WY, Solid Waste Disposal Revenue FMC Corp. Project
5.600%, 12/01/35	1,670,000	1,685,765
Tarrant Regional Water District
5.000%, 03/01/52	1,300,000	1,328,730
Texas A&M University Permanent University Fund
5.000%, 07/01/30	530,000	583,042
Texas Brazos Harbor Industrial Development Corp., Environmental Facilities Revenue Dow Chemical Project.
5.900%, 05/01/38 (b)	1,505,000	1,559,270
Texas Municipal Gas Acquisition & Supply Corp. III
5.000%, 12/15/30	750,000	723,398
5.000%, 12/15/31	1,550,000	1,479,273
University of Texas System
5.000%, 08/15/43	395,000	414,703
Washington State General Obligation Unlimited, Motor Vehicle Fuel Taxable
5.000%, 08/01/39	1,050,000	1,094,310
Wisconsin State General Reserve
5.750%, 05/01/33	134,000	147,554

See accompanying notes to financial statements.

MIST-22

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Municipals—(Continued)

Security Description	Principal Amount*	Value
Yavapai County AZ, Industrial Development Authority Solid Waste Disposal Revenue Waste Management, Inc. Project
4.900%, 03/01/28	300,000	$303,462

Total Municipals (Cost $77,846,829)		78,177,178

Foreign Government—5.9%

Municipal—0.3%
Brazil Minas SPE via State of Minas Gerais
5.333%, 02/15/28 (144A)	3,000,000	2,782,500
Province of Salta Argentina
9.500%, 03/16/22 (144A)	873,540	838,541

		3,621,041

Provincial—0.4%
Queensland Treasury Corp.
5.750%, 07/22/24 (AUD)	3,000,000	2,861,152
6.000%, 07/21/22 (AUD)	2,500,000	2,444,663

		5,305,815

Sovereign—5.2%
Brazilian Government International Bond
10.250%, 01/10/28 (BRL)	3,250,000	1,332,786
Croatia Government International Bond
5.500%, 04/04/23 (144A) (a)	1,300,000	1,264,250
Ghana Government Bonds
19.240%, 05/30/16 (GHS)	3,200,000	1,343,261
26.000%, 06/05/17 (GHS)	900,000	438,819
Indonesia Treasury Bonds
6.125%, 05/15/28 (IDR)	4,898,000,000	311,910
7.000%, 05/15/22 (IDR)	4,500,000,000	336,483
7.000%, 05/15/27 (IDR)	4,400,000,000	305,505
8.250%, 06/15/32 (IDR)	32,495,000,000	2,476,509
Ireland Government Bond
5.000%, 10/18/20 (EUR)	1,820,000	2,814,291
Malaysia Government Bond
3.418%, 08/15/22 (MYR)	10,686,000	3,086,282
Mexican Bonos
6.500%, 06/09/22 (MXN)	53,750,000	4,161,658
7.500%, 06/03/27 (MXN)	59,000,000	4,818,551
Mexican Udibonos
2.000%, 06/09/22 (MXN)	1,871,730	137,091
3.500%, 12/14/17 (MXN)	19,374,940	1,599,959
Nigeria Government Bond
16.000%, 06/29/19 (NGN)	453,000,000	3,143,103
Nigeria Treasury Bills
9.078%, 02/06/14 (NGN) (i)	66,000,000	407,877
10.612%, 02/06/14 (NGN) (i)	286,000,000	1,767,467
11.545%, 04/10/14 (NGN) (i)	5,000,000	30,201
Norwegian Government Bonds
2.000%, 05/24/23 (NOK)	10,000,000	1,515,589
4.250%, 05/19/17 (NOK)	21,940,000	3,898,905
4.500%, 05/22/19 (NOK)	17,550,000	3,202,536
5.000%, 05/15/15 (NOK)	26,450,000	4,568,494

Sovereign—(Continued)
Philippine Government Bonds
5.875%, 03/01/32 (PHP)	154,350,000	3,864,020
7.625%, 09/29/36 (PHP)	63,060,000	1,855,596
8.000%, 07/19/31 (PHP)	15,800,000	487,452
Republic of Ghana
7.875%, 08/07/23 (144A)	2,600,000	2,450,500
Romania Government Bonds
5.850%, 04/26/23 (RON)	14,070,000	4,507,541
5.900%, 07/26/17 (RON)	4,920,000	1,586,004
Russian Federal Bond - OFZ
7.500%, 03/15/18 (RUB)	84,000,000	2,614,928
Russian Foreign Bond - Eurobond
7.500%, 03/31/30 (144A)	856,213	997,659
Sri Lanka Government International Bond
5.875%, 07/25/22 (144A)	650,000	607,750
Turkey Government Bond
10.500%, 01/15/20 (TRY)	4,855,000	2,308,893
Ukraine Government International Bonds
6.750%, 11/14/17 (144A)	300,000	276,000
7.500%, 04/17/23 (144A)	300,000	268,650
7.800%, 11/28/22 (144A)	700,000	632,800

		65,419,320

Total Foreign Government (Cost $80,192,006)		74,346,176

Convertible Bonds—4.4%

Biotechnology—0.3%
Cubist Pharmaceuticals, Inc.
1.125%, 09/01/18 (144A) (a)	1,345,000	1,547,591
1.875%, 09/01/20 (144A) (a)	1,450,000	1,657,531
PDL BioPharma, Inc.
3.750%, 05/01/15	406,000	549,369

		3,754,491

Coal—0.0%
Alpha Appalachia Holdings, Inc.
3.250%, 08/01/15 (a)	224,000	223,160
James River Coal Co.
10.000%, 06/01/18 (144A)	795,000	252,413

		475,573

Computers—0.3%
Mentor Graphics Corp.
4.000%, 04/01/31 (a)	2,213,000	2,941,907
SanDisk Corp.
0.500%, 10/15/20 (144A) (a)	1,265,000	1,252,350

		4,194,257

Electrical Components & Equipment—0.2%
General Cable Corp.
5.000%, 11/15/29 (j)	2,420,000	2,587,888

See accompanying notes to financial statements.

MIST-23

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Electronics—0.2%
Vishay Intertechnology, Inc.
2.250%, 05/15/41 (144A) (a)	2,545,000	$2,212,559

Healthcare - Products—0.7%
Hologic, Inc.
2.000%, 12/15/37 (a) (k)	3,000,000	3,496,875
2.000%, 03/01/42 (k)	1,400,000	1,429,750
NuVasive, Inc.
2.750%, 07/01/17 (a)	3,680,000	3,985,900

		8,912,525

Healthcare - Services—0.3%
WellPoint, Inc.
2.750%, 10/15/42	2,475,000	3,350,531

Home Builders—0.2%
KB Home
1.375%, 02/01/19	1,275,000	1,266,234
Ryland Group, Inc. (The)
0.250%, 06/01/19 (a)	645,000	601,866

		1,868,100

Insurance—0.1%
Fidelity National Financial, Inc.
4.250%, 08/15/18	850,000	1,389,750

Internet—0.2%
priceline.com, Inc.
0.350%, 06/15/20 (144A) (a)	2,000,000	2,278,750
WebMD Health Corp.
2.500%, 01/31/18	485,000	476,512

		2,755,262

Mining—0.2%
Vedanta Resources Jersey, Ltd.
5.500%, 07/13/16	2,200,000	2,233,000

Oil & Gas—0.3%
Chesapeake Energy Corp.
2.250%, 12/15/38	1,250,000	1,165,625
Cobalt International Energy, Inc.
2.625%, 12/01/19 (a)	2,500,000	2,210,937

		3,376,562

Pharmaceuticals—0.2%
Omnicare, Inc.
3.250%, 12/15/35	568,000	607,050
Salix Pharmaceuticals, Ltd.
1.500%, 03/15/19	1,205,000	1,796,203

		2,403,253

Semiconductors—1.0%
Intel Corp.
2.950%, 12/15/35 (a)	4,130,000	4,625,600
3.250%, 08/01/39 (a)	904,000	1,228,875
Lam Research Corp.
1.250%, 05/15/18 (a)	2,199,000	2,674,534
Novellus Systems, Inc.
2.625%, 05/15/41	1,049,000	1,753,141
Xilinx, Inc.
3.125%, 03/15/37 (a)	1,850,000	2,928,781

		13,210,931

Software—0.1%
Nuance Communications, Inc.
2.750%, 11/01/31 (a)	1,745,000	1,704,647

Transportation—0.0%
Golar LNG, Ltd.
3.750%, 03/07/17	300,000	299,970

Trucking & Leasing—0.1%
Greenbrier Cos., Inc.
3.500%, 04/01/18	930,000	1,099,725

Total Convertible Bonds (Cost $48,245,949)		55,829,024

Asset-Backed Securities—3.6%

Asset-Backed - Automobile—0.4%
American Credit Acceptance Receivables Trust
4.050%, 02/15/18 (144A)	321,000	325,890
AmeriCredit Automobile Receivables Trust
4.040%, 07/10/17	300,000	312,386
Capital Auto Receivables Asset Trust
2.190%, 09/20/21	500,000	490,082
CarNow Auto Receivables Trust
2.980%, 11/15/17 (144A)	473,000	473,465
3.240%, 03/15/16 (144A)	41,623	41,665
Chesapeake Funding LLC
0.618%, 05/07/24 (144A) (b)	528,236	527,403
1.318%, 05/07/24 (144A) (b)	300,000	298,998
DT Auto Owner Trust
2.260%, 10/16/17 (144A)	182,858	182,986
First Investors Auto Owner Trust
2.530%, 01/15/20 (144A)	275,000	267,539
Prestige Auto Receivables Trust
3.900%, 07/16/18 (144A)	577,000	587,085
Santander Drive Auto Receivables Trust
2.700%, 08/15/18	650,000	667,688
3.780%, 11/15/17	400,000	413,567

		4,588,754

Asset-Backed - Home Equity—0.8%
Accredited Mortgage Loan Trust
0.315%, 09/25/36 (b)	1,055,484	1,016,938

See accompanying notes to financial statements.

MIST-24

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—(Continued)
ACE Securities Corp. Home Equity Loan Trust
0.345%, 03/25/36 (b)	339,412	$330,450
ACE Securities Corp. Manufactured Housing Trust
6.500%, 08/15/30 (144A) (b)	1,093,647	1,137,587
Aegis Asset Backed Securities Trust
0.435%, 12/25/35 (b)	885,531	826,881
Bear Stearns Asset Backed Securities Trust
0.295%, 10/25/36 (b)	167,829	166,143
Citigroup Mortgage Loan Trust, Inc.
0.915%, 05/25/35 (144A) (b)	429,900	407,752
Conseco Financial Corp.
6.240%, 12/01/28 (b)	43,499	44,762
Greenpoint Manufactured Housing
8.450%, 06/20/31 (b)	130,620	126,317
Home Equity Asset Trust
0.275%, 03/25/37 (b)	498,211	488,196
0.545%, 01/25/36 (b)	350,772	337,029
Irwin Whole Loan Home Equity Trust
0.865%, 03/25/25 (b)	272,214	249,953
Lehman ABS Manufactured Housing Contract Trust
5.873%, 04/15/40	213,698	226,352
Madison Avenue Manufactured Housing Contract
2.415%, 03/25/32 (b)	1,131,920	1,130,896
3.415%, 03/25/32 (b)	250,000	243,896
Mid-State Capital Trust
5.250%, 12/15/45 (144A)	446,960	464,063
7.000%, 12/15/45 (144A)	528,225	549,299
Mid-State Trust
7.540%, 02/15/36	45,648	49,122
Nationstar Home Equity Loan Trust
0.315%, 03/25/37 (b)	333,246	312,756
Option One Mortgage Loan Trust
0.425%, 11/25/35 (b)	456,909	448,396
Origen Manufactured Housing Contract Trust
5.460%, 11/15/35 (b)	332,990	344,366
5.460%, 06/15/36 (b)	271,727	284,517
5.910%, 01/15/35 (b)	467,658	497,217
Residential Asset Mortgage Products Trust
0.635%, 07/25/35 (b)	303,308	298,585
Soundview Home Loan Trust
0.355%, 02/25/36 (b)	272,461	265,936
Wells Fargo Home Equity Trust
0.575%, 11/25/35 (b)	280,201	279,935

		10,527,344

Asset-Backed - Other—2.4%
Bayview Opportunity Master Fund Trust
3.721%, 04/28/18 (144A)	676,497	682,777
Beacon Container Finance LLC
3.720%, 09/20/27 (144A)	219,413	219,780
Carrington Mortgage Loan Trust
0.275%, 07/25/36 (b)	311,289	301,783
0.565%, 09/25/35 (b)	64,855	63,820
0.900%, 02/25/35 (b)	320,002	317,658

Asset-Backed - Other—(Continued)
Citicorp Residential Mortgage Securities Trust
5.703%, 11/25/36	1,680,977	1,676,724
5.775%, 09/25/36	851,342	864,684
5.892%, 03/25/37	1,108,000	1,089,996
5.939%, 07/25/36	1,192,231	1,188,703
CKE Restaurant Holdings, Inc.
4.474%, 03/20/43 (144A)	3,065,125	3,061,643
Countrywide Asset-Backed Certificates
0.345%, 06/25/36 (b)	417,436	396,480
0.415%, 04/25/36 (b)	267,085	259,992
4.456%, 10/25/35 (b)	276,530	277,222
Credit-Based Asset Servicing and Securitization LLC
0.255%, 04/25/37 (b)	329,783	258,250
5.606%, 10/25/36 (144A)	375,000	365,273
Cronos Containers Program, Ltd.
3.810%, 09/18/27 (144A)	437,500	437,980
Dominos Pizza Master Issuer LLC
5.216%, 01/25/42 (144A)	2,844,324	3,014,815
Drug Royalty II L.P. 1
4.244%, 01/15/25 (144A) (b)	196,768	195,090
4.474%, 01/15/25 (144A)	275,476	273,701
Ellington Loan Acquisition Trust
0.965%, 05/27/37 (144A) (b)	3,390	3,389
1.065%, 05/25/37 (144A) (b)	269,389	266,236
1.165%, 05/26/37 (144A) (b)	1,610	1,610
First Franklin Mortgage Loan Trust
0.675%, 09/25/35 (b)	437,143	428,254
0.840%, 03/25/35 (b)	126,256	125,513
1.245%, 09/25/34 (b)	53,485	53,353
FRS I LLC
3.960%, 04/15/43 (144A)	500,000	488,434
Global SC Finance SRL
4.110%, 07/19/27 (144A)	600,833	604,947
GMAT Trust
3.967%, 11/25/43 (144A)	1,385,562	1,383,965
GSAMP Trust
0.265%, 08/25/36 (b)	5,205	5,198
0.295%, 01/25/37 (b)	101,176	96,555
0.810%, 03/25/35 (b)	90,133	89,295
Hercules Capital Funding Trust
3.320%, 12/16/17 (144A)	311,683	312,852
Icon Brands Holdings LLC
4.229%, 01/25/43 (144A)	988,243	982,612
JP Morgan Mortgage Acquisition Corp.
0.405%, 12/25/35 (b)	45,057	44,949
JP Morgan Mortgage Acquisition Trust
0.315%, 05/25/36 (b)	150,924	147,325
Leaf Receivables Funding LLC
2.670%, 09/15/20 (144A)	538,712	541,222
5.110%, 09/15/21 (144A)	531,000	535,912
5.500%, 09/15/20 (144A)	367,451	358,007
Nationstar Mortgage Advance Receivable Trust
1.679%, 06/20/46 (144A)	805,000	803,777
Oxford Finance Funding Trust
3.900%, 03/15/17 (144A)	183,592	185,428

See accompanying notes to financial statements.

MIST-25

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
Progreso Receivables Funding I LLC
4.000%, 07/09/18 (144A)	1,271,000	$1,264,645
Residential Asset Mortgage Products Trust
0.325%, 08/25/36 (b)	231,857	221,947
Sierra Timeshare Receivables Funding LLC
1.870%, 08/20/29 (144A)	281,574	282,538
Spirit Master Funding LLC
3.887%, 12/20/43 (144A)	200,000	200,250
Springleaf Funding Trust
2.580%, 09/15/21 (144A)	2,100,000	2,096,944
STORE Master Funding LLC
4.160%, 03/20/43 (144A)	197,699	197,134
Structured Asset Investment Loan Trust
0.365%, 01/25/36 (b)	407,449	393,964
0.765%, 05/25/35 (b)	113,787	113,362
Structured Asset Securities Corp. Mortgage Loan Trust
0.295%, 03/25/37 (b)	266,401	257,785
Textainer Marine Containers, Ltd.
4.210%, 04/15/27 (144A)	750,000	755,638
Westgate Resorts LLC
2.250%, 08/20/25 (144A)	498,929	499,552
2.500%, 03/20/25 (144A)	263,911	264,982
3.000%, 01/20/25 (144A)	600,676	605,367
3.750%, 08/20/25 (144A)	197,988	195,444
4.500%, 01/20/25 (144A)	371,847	377,659

		30,132,415

Total Asset-Backed Securities (Cost $43,940,960)		45,248,513

Preferred Stocks—2.0%

Banks—0.3%
Citigroup, Inc., 7.125% (a) (b)	150,000	3,891,000

Capital Markets—0.1%
Morgan Stanley, 7.125% (b)	50,000	1,307,000

Commercial Banks—0.6%
Ally Financial, Inc. , 7.000% (144A)	250	238,773
CoBank ACB , 6.250% (144A) (b)	1,500	143,719
Fifth Third Bancorp, 6.625% (a) (b)	56,300	1,405,811
GMAC Capital Trust I, 8.125% (b)	56,000	1,497,440
U.S. Bancorp
Series F, 6.500% (a) (b)	50,000	1,315,000
Series G, 6.000% (a) (b)	120,475	3,297,401

		7,898,144

Diversified Financial Services—0.4%
Citigroup Capital XIII, 7.875% (b)	174,166	4,746,023

Insurance—0.3%
Allstate Corp. (The), 5.100% (a) (b)	106,925	2,577,962
Aspen Insurance Holdings, Ltd., 5.950% (b)	50,000	1,133,500

		3,711,462

Pharmaceuticals—0.1%
CEVA Holdings Inc. - Series A	864	1,122,836

Telecommunications—0.2%
Qwest Corp., 7.375% (a)	109,000	2,521,170

Total Preferred Stocks (Cost $25,052,956)		25,197,635

Convertible Preferred Stocks—1.0%

Auto Components—0.0%
Goodyear Tire & Rubber Co. (The)
5.875%, 04/01/14	3,987	266,531

Commercial Banks—0.6%
Wells Fargo & Co. Series L
7.500%, 12/31/49	5,965	6,591,325

Diversified Financial Services—0.4%
AMG Capital Trust II
5.150%, 10/15/37	20,000	1,265,000
Bank of America Corp.
7.250%, 10/15/37 (a)	3,535	3,750,635

		5,015,635

Total Convertible Preferred Stocks (Cost $11,846,065)		11,873,491

Common Stocks—0.1%

Auto Components—0.0%
Lear Corp. (a)	1,488	120,483

Commercial Services—0.0%
Comdisco Holding Co., Inc. (l)	83	448

Containers & Packaging—0.0%
Smurfit Kappa Group plc	219	5,393

Diversified Financial Services—0.0%
BTA Bank JSC (GDR) (144A) (l)	1,133	881

Marine—0.0%
Horizon Lines, Inc. (a) (l) (m)	278,510	233,948

Paper & Forest Products—0.0%
Emerald Plantation Holdings, Ltd. (l)	78,206	11,731

See accompanying notes to financial statements.

MIST-26

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Pharmaceuticals—0.1%
Ceva Holdings LLC	399	$379,050

Total Common Stocks (Cost $1,587,779)		751,934

Warrants—0.0%

Auto Components—0.0%
Lear Corp., Expires 11/09/14 (l) (m)	166	26,285

Sovereign—0.0%
Venezuela Government Oil-Linked Payment Obligation, Expires 04/15/20 (m)	1,700	42,075

Total Warrants (Cost $0)		68,360

Short-Term Investments—13.0%

Mutual Fund—10.9%
State Street Navigator Securities Lending MET Portfolio (n)	137,650,341	137,650,341

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $26,989,000 on 01/02/14, collateralized by $24,970,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $27,529,425.	26,989,000	26,989,000

Total Short-Term Investments (Cost $164,639,341)		164,639,341

Total Investments—110.8% (Cost $1,375,414,731) (o)		1,397,349,956
Other assets and liabilities (net)—(10.8)%		(136,523,861)

Net Assets—100.0%		$1,260,826,095

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $139,048,888 and the collateral received consisted of cash in the amount of $137,650,341 and non-cash collateral with a value of $6,080,275. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Non-income producing; Security is in default and/or issuer is in bankruptcy.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $3,264, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(f)	This loan will settle after December 31, 2013, at which time the interest rate will be determined.
(g)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(h)	Interest only security.
(i)	The rate shown represents the discount rate at the time of purchase by the Portfolio.
(j)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(k)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rate shown is current coupon rate.
(l)	Non-income producing security.
(m)	Illiquid security. As of December 31, 2013, these securities represent 0.0% of net assets.
(n)	Represents investment of cash collateral received from securities lending transactions.
(o)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,379,282,517. The aggregate unrealized appreciation and depreciation of investments were $54,599,327 and $(36,531,888), respectively, resulting in net unrealized appreciation of $18,067,439 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $382,060,099, which is 30.3% of net assets.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CMO)—	Collateralized Mortgage Obligation
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(GHS)—	Ghana Cedi
(IDR)—	Indonesian Rupiah
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NGN)—	Nigerian Naira
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(REMIC)—	Real Estate Mortgage Investment Conduit
(RON)—	New Romanian Leu
(RUB)—	Russian Ruble
(TRY)—	Turkish Lira

See accompanying notes to financial statements.

MIST-27

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Independencia International, Ltd.	08/05/08 - 07/01/10	$296,948	$545,094	$742
S2 Hospitality LLC	05/31/12	2,522	2,522	2,522

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
BRL	11,750,000	JPMorgan Chase Bank N.A.	03/17/14	$4,910,155	$(17,172)
JPY	291,484,095	Citibank N.A.	02/18/14	2,864,351	(95,921)
PHP	22,440,000	JPMorgan Chase Bank N.A.	01/21/14	515,270	(9,530)
PHP	43,560,000	JPMorgan Chase Bank N.A.	01/21/14	1,002,070	(20,339)
PHP	133,000,000	JPMorgan Chase Bank N.A.	01/21/14	3,013,481	(16,003)
RUB	93,000,000	JPMorgan Chase Bank N.A.	01/21/14	2,886,137	(65,877)

Contracts to Deliver
AUD	4,270,908	UBS AG	03/25/14	3,789,987	(3,241)
EUR	15,314,928	JPMorgan Chase Bank N.A.	03/10/14	20,638,519	(429,758)
JPY	892,000,000	Brown Brothers Harriman & Co.	02/18/14	8,980,890	508,937
MXN	9,496,742	JPMorgan Chase Bank N.A.	01/21/14	737,153	10,853
NZD	2,551,000	Citibank N.A.	02/07/14	2,096,698	3,474

Net Unrealized Depreciation					$(134,577)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/14	132	USD	17,220,178	$(282,928)
U.S. Treasury Note 2 Year Futures	03/31/14	79	USD	17,397,500	(32,313)
Ultra Long U.S. Treasury Bond Futures	03/20/14	151	USD	20,884,426	(310,676)

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/20/14	(754)	USD	(94,471,755)	1,694,412
U.S. Treasury Note 5 Year Futures	03/31/14	(881)	USD	(106,447,138)	1,332,825

Net Unrealized Appreciation					$2,401,320

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EUR)—	Euro
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(RUB)—	Russian Ruble
(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-28

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$573,610,444	$—	$573,610,444
Total Floating Rate Loans*	—	133,549,483	—	133,549,483
Total U.S. Treasury & Government Agencies*	—	122,659,899	—	122,659,899
Total Mortgage-Backed Securities*	—	111,398,478	—	111,398,478
Total Municipals	—	78,177,178	—	78,177,178
Total Foreign Government*	—	74,346,176	—	74,346,176
Total Convertible Bonds*	—	55,829,024	—	55,829,024
Total Asset-Backed Securities*	—	45,248,513	—	45,248,513
Preferred Stocks
Banks	3,891,000	—	—	3,891,000
Capital Markets	1,307,000	—	—	1,307,000
Commercial Banks	7,515,652	382,492	—	7,898,144
Diversified Financial Services	4,746,023	—	—	4,746,023
Insurance	3,711,462	—	—	3,711,462
Pharmaceuticals	—	1,122,836	—	1,122,836
Telecommunications	2,521,170	—	—	2,521,170
Total Preferred Stocks	23,692,307	1,505,328	—	25,197,635
Convertible Preferred Stocks
Auto Components	266,531	—	—	266,531
Commercial Banks	6,591,325	—	—	6,591,325
Diversified Financial Services	3,750,635	1,265,000	—	5,015,635
Total Convertible Preferred Stocks	10,608,491	1,265,000	—	11,873,491
Common Stocks
Auto Components	120,483	—	—	120,483
Commercial Services	448	—	—	448
Containers & Packaging	—	5,393	—	5,393
Diversified Financial Services	—	881	—	881
Marine	233,948	—	—	233,948
Paper & Forest Products	11,731	—	—	11,731
Pharmaceuticals	—	379,050	—	379,050
Total Common Stocks	366,610	385,324	—	751,934
Warrants
Auto Components	26,285	—	—	26,285
Sovereign	—	42,075	—	42,075
Total Warrants	26,285	42,075	—	68,360

See accompanying notes to financial statements.

MIST-29

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Fund	$137,650,341	$—	$—	$137,650,341
Repurchase Agreement	—	26,989,000	—	26,989,000
Total Short-Term Investments	137,650,341	26,989,000	—	164,639,341
Total Investments	$172,344,034	$1,225,005,922	$—	$1,397,349,956

Collateral for securities loaned (Liability)	$—	$(137,650,341)	$—	$(137,650,341)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$523,264	$—	$523,264
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(657,841)	—	(657,841)
Total Forward Contracts	$—	$(134,577)	$—	$(134,577)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$3,027,237	$—	$—	$3,027,237
Futures Contracts (Unrealized Depreciation)	(625,917)	—	—	(625,917)
Total Futures Contracts	$2,401,320	$—	$—	$2,401,320

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-30

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$1,397,349,956
Cash	182,060
Cash denominated in foreign currencies (c)	11,466,836
Cash collateral for futures contracts	1,215,482
Unrealized appreciation on forward foreign currency exchange contracts	523,264
Receivable for:
Investments sold	145,293
Fund shares sold	160,641
Dividends and interest	14,043,833
Variation margin on futures contracts	27,624
Prepaid expenses	3,393

Total Assets	1,425,118,382
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	657,841
Collateral for securities loaned	137,650,341
Payables for:
Investments purchased	16,325,784
TBA securities purchased	7,980,013
Fund shares redeemed	793,212
Accrued expenses:
Management fees	604,956
Distribution and service fees	35,831
Deferred trustees’ fees	53,884
Other expenses	190,425

Total Liabilities	164,292,287

Net Assets	$1,260,826,095

Net assets consist of:
Paid in surplus	$1,166,456,271
Undistributed net investment income	61,798,684
Accumulated net realized gain	8,498,590
Unrealized appreciation on investments, futures contracts and foreign currency transactions	24,072,550

Net Assets	$1,260,826,095

Net Assets
Class A	$993,012,654
Class B	24,541,328
Class E	243,272,113
Capital Shares Outstanding*
Class A	89,131,767
Class B	2,246,885
Class E	21,979,543
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.14
Class B	10.92
Class E	11.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,375,414,731.
(b)	Includes securities loaned at value of $139,048,888.
(c)	Identified cost of cash denominated in foreign currencies was $11,569,385.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$1,862,205
Interest (b)	66,045,681
Securities lending income	321,173

Total investment income	68,229,059
Expenses
Management fees	7,017,379
Administration fees	29,989
Custodian and accounting fees	441,298
Distribution and service fees—Class B	13,022
Distribution and service fees—Class E	386,951
Audit and tax services	63,750
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	120,461
Insurance	8,010
Miscellaneous	11,188

Total expenses	8,145,822

Net Investment Income	60,083,237

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12,311,874
Futures contracts	2,526,917
Foreign currency transactions	(1,220,037)

Net realized gain	13,618,754

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(57,782,654)
Futures contracts	2,220,710
Foreign currency transactions	299,264

Net change in unrealized depreciation	(55,262,680)

Net realized and unrealized loss	(41,643,926)

Net Increase in Net Assets From Operations	$18,439,311

(a)	Net of foreign withholding taxes of $37.
(b)	Net of foreign withholding taxes of $118,948.
(c)	Includes change in foreign capital gains tax of $(16,872).

See accompanying notes to financial statements.

MIST-31

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$60,083,237	$55,043,588
Net realized gain	13,618,754	6,266,903
Net change in unrealized appreciation (depreciation)	(55,262,680)	55,209,779

Increase in net assets from operations	18,439,311	116,520,270

From Distributions to Shareholders
Net investment income
Class A	(47,801,563)	(40,361,355)
Class E	(12,818,601)	(11,498,360)
Net realized capital gains
Class A	(2,724,441)	(3,096,852)
Class E	(751,357)	(903,970)

Total distributions	(64,095,962)	(55,860,537)

Increase in net assets from capital share transactions	126,819,626	162,227,454

Total increase in net assets	81,162,975	222,887,187

Net Assets
Beginning of period	1,179,663,120	956,775,933

End of period	$1,260,826,095	$1,179,663,120

Undistributed net investment income
End of period	$61,798,684	$58,821,469

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	12,451,227	$140,830,349	15,071,086	$169,040,807
Reinvestments	4,511,250	50,526,004	4,027,638	43,458,207
Redemptions	(7,379,732)	(82,574,493)	(7,395,559)	(82,788,409)

Net increase	9,582,745	$108,781,860	11,703,165	$129,710,605

Class B (a)
Sales	2,277,064	$24,567,925	0	$0
Redemptions	(30,179)	(326,812)	0	0

Net increase	2,246,885	$24,241,113	0	$0

Class E
Sales	5,580,038	$62,252,775	7,138,791	$79,205,628
Reinvestments	1,218,129	13,569,958	1,154,779	12,402,330
Redemptions	(7,398,355)	(82,026,080)	(5,322,634)	(59,091,109)

Net increase (decrease)	(600,188)	$(6,203,347)	2,970,936	$32,516,849

Increase derived from capital shares transactions		$126,819,626		$162,227,454

(a)	Commencement of operations was July 17, 2013.

See accompanying notes to financial statements.

MIST-32

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.57	$10.95	$11.15	$10.47	$8.37

Income (Loss) from Investment Operations
Net investment income (a)	0.55	0.57	0.62	0.64	0.68
Net realized and unrealized gain (loss) on investments	(0.37)	0.66	(0.22)	0.60	1.94

Total from investment operations	0.18	1.23	0.40	1.24	2.62

Less Distributions
Distributions from net investment income	(0.58)	(0.57)	(0.53)	(0.56)	(0.52)
Distributions from net realized capital gains	(0.03)	(0.04)	(0.07)	0.00	0.00

Total distributions	(0.61)	(0.61)	(0.60)	(0.56)	(0.52)

Net Asset Value, End of Period	$11.14	$11.57	$10.95	$11.15	$10.47

Total Return (%) (b)	1.54	11.62	3.63	12.17	33.09

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.63	0.63	0.64	0.67	0.66
Ratio of net investment income to average net assets (%)	4.88	5.12	5.61	5.94	7.25
Portfolio turnover rate (%)	29	23	30	33	32
Net assets, end of period (in millions)	$993.0	$920.1	$743.2	$638.0	$488.9

	Class B
	Period Ended December 31,
	2013(c)
Net Asset Value, Beginning of Period	$10.76

Income (Loss) from Investment Operations
Net investment income (a)	0.23
Net realized and unrealized gain (loss) on investments	(0.07)

Total from investment operations	0.16

Net Asset Value, End of Period	$10.92

Total Return (%) (b)	1.49	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.88	(e)
Ratio of net investment income to average net assets (%)	4.71	(e)
Portfolio turnover rate (%)	29
Net assets, end of period (in millions)	$24.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-33

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.50	$10.89	$11.10	$10.43	$8.34

Income (Loss) from Investment Operations
Net investment income (a)	0.53	0.55	0.60	0.62	0.66
Net realized and unrealized gain (loss) on investments	(0.37)	0.65	(0.22)	0.60	1.94

Total from investment operations	0.16	1.20	0.38	1.22	2.60

Less Distributions
Distributions from net investment income	(0.56)	(0.55)	(0.52)	(0.55)	(0.51)
Distributions from net realized capital gains	(0.03)	(0.04)	(0.07)	0.00	0.00

Total distributions	(0.59)	(0.59)	(0.59)	(0.55)	(0.51)

Net Asset Value, End of Period	$11.07	$11.50	$10.89	$11.10	$10.43

Total Return (%) (b)	1.41	11.45	3.46	12.04	32.76

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.78	0.79	0.82	0.81
Ratio of net investment income to average net assets (%)	4.73	4.97	5.46	5.79	6.86
Portfolio turnover rate (%)	29	23	30	33	32
Net assets, end of period (in millions)	$243.3	$259.6	$213.6	$155.9	$73.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Commencement of operations was July 17, 2013.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.

See accompanying notes to financial statements.

MIST-34

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Strategic Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Class B commenced operations on July 17, 2013. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-35

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-36

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, paydown transactions, defaulted bonds, convertible preferred stock interest purchased, contingent payment debt instruments, and premium amortization adjustments. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $26,989,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MIST-37

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2013, the Portfolio had no when-issued and delayed-delivery securities.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities

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Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$3,027,237	Unrealized depreciation on futures contracts* (a)	$625,917
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	523,264	Unrealized depreciation on forward foreign currency exchange contracts	657,841

Total		$3,550,501		$1,283,758

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the statement of assets and liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

MIST-39

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Brown Brothers Harriman & Co.	$508,937	$—	$—	$508,937
Citibank N.A.	3,474	(3,474)	—	—
JPMorgan Chase Bank N.A.	10,853	(10,853)	—	—

	$523,264	$(14,327)	$—	$508,937

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$95,921	$(3,474)	$—	$92,447
JPMorgan Chase Bank N.A.	558,679	(10,853)	—	547,826
UBS AG	3,241	—	—	3,241

	$657,841	$(14,327)	$—	$643,514

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$(358,775)	$(358,775)
Futures contracts	2,526,917	—	2,526,917

	$2,526,917	$(358,775)	$2,168,142

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$473,544	$473,544
Futures contracts	2,220,710	—	2,220,710

	$2,220,710	$473,544	$2,694,254

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$61,728,970
Futures contracts long	20,683,333
Futures contracts short	(137,558,333)

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

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Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

MIST-41

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$59,934,057	$391,430,090	$10,521,799	$332,206,916

The Portfolio engaged in security transactions with other accounts managed by Pioneer Investment Management, Inc. that amounted to $2,189,123 in purchases and $600,385 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$7,017,379	0.600%	First $500 million
	0.550%	$500 million to $1 billion
	0.530%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Met Investors Series Trust

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$61,252,127	$51,859,715	$2,843,835	$4,000,822	$64,095,962	$55,860,537

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$66,143,473	$10,388,086	$17,892,149	$—	$94,423,708

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-43

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pioneer Strategic Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-44

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-45

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-46

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Pioneer Strategic Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-47

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Pioneer Strategic Income Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further noted that the Portfolio outperformed its benchmark, the Barclays Capital U.S. Universal Bond Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MIST-48

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Pioneer Strategic Income Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median, and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median, and above the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Pioneer Strategic Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-49

Met Investors Series Trust

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-50

Met Investors Series Trust

Pyramis Government Income Portfolio

Managed By Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B shares of the Pyramis Government Income Portfolio returned -4.52%. The Portfolio’s benchmark, the Barclays U.S. Government Bond Index1, returned -2.60%.

MARKET ENVIRONMENT / CONDITIONS

2013 was a particularly challenging year for government bonds, as the yield on the 10-year U.S. Treasury rose approximately 125 basis points. This rise was in response to growing optimism about future economic growth, very strong performance of risk assets, and the Federal Reserve’s (the “Fed”) decision to begin tapering its Quantitative Easing (“QE”) related bond purchases. The Fed has been the largest single buyer of bonds and its purchases have accounted for the majority of the net issuance of Treasuries and Mortgage-Backed Securities (MBS), so the projected timing of any changes in its policy dominated market trading.

Among government bonds, Agency Debentures and other government-related sectors modestly outperformed Treasuries. By contrast, Agency MBS outperformed Treasuries and Agencies by approximately 1% during the period after adjusting for the duration of the sectors. MBS gained as mortgage refinancings and the subsequent prepayments slowed considerably, allowing bondholders to collect premium coupons for longer than had previously been expected. Refinancings slowed primarily because mortgage interest rates rose. Within the MBS sector, Government National Mortgage Association (GNMA) bonds underperformed Federal National Mortgage Assocation (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) bonds during the period. GNMA bonds faced several unique headwinds as bond sales were greater than anticipated from foreign investors, retail investors, hedge funds, and real estate investment trusts (REITs). Within the Treasury sector, Treasury Inflation Protected Securities (TIPS) declined more than 7% in absolute terms as real rates increased and inflation expectations fell.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the 12 months of 2013, the Portfolio underperformed its benchmark. One detractor from performance was the Portfolio’s overweight to MBS that have specific prepayment protection characteristics. Such protection became less valuable as mortgage interest rates rose, giving homeowners less of an economic incentive to refinance. Another detractor from performance was that the Portfolio underweighted the strongly performing 15- year MBS sector.

On the positive side, the Portfolio benefited because it was significantly overweight the strong performing MBS sector relative to the benchmark. Furthermore, the Portfolio’s holdings of higher coupon MBS securities added when the speed of refinancings slowed, as this allowed the Portfolio to collect premium coupons for longer than had previously been expected.

The Portfolio benefited because it held an overweight position in FHLMC commercial mortgage backed securities (CMBS), which outperformed on the announcement that they will be added to the Barclays Aggregate Bond Index benchmark in 2014. The Portfolio also benefited because it held “reverse” GNMA MBS, which offered attractive carry and stable spreads.

Derivatives had a very limited effect on the Portfolio’s performance. The Portfolio held U.S. Treasury futures whose performance was similar to the underlying bonds. At the end of the period, the Portfolio held futures contracts on the 2-year, 5-year, 10-year, and 30-year U.S. Treasury bond.

At the end of the reporting period, the Portfolio maintained a duration that was broadly in line with that of its custom blended benchmark. The Portfolio also remained overweight in the MBS sector and had an underweight in the Treasury and Agency sectors relative to its custom benchmark.

Within the MBS sector, the Portfolio continued to focus its positions in MBS that have significant protection against faster prepayments. The Portfolio also held collateralized mortgage obligations (CMOs) and other less liquid types of securities such as “reverse” MBS, and floating-rate MBS, to benefit from the structural characteristics of these types of securities.

Within the Agency sector, the Portfolio focused its holdings on the debt of smaller government agencies such as National Credit Union Administration (NCUA) and away from the debt of conventional agencies of FNMA and FHLMC.

Bill Irving

Franco Castagliuolo

Portfolio Managers

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Pyramis Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BARCLAYS U.S. GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
Pyramis Government Income Portfolio
Class B	-4.52	2.54
Barclays U.S. Government Bond Index	-2.60	2.66

1 The Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 Inception of Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Sectors

% of Market Value of Total Long-Term Investments
U.S. Treasury & Government Agencies	88.1
Mortgage-Backed Securities	5.2
Foreign Government	3.0
Corporate Bonds & Notes	2.8
Asset-Backed Securities	0.9

MIST-2

Met Investors Series Trust

Pyramis Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B	Actual	0.71%	$1,000.00	$991.30	$3.56
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MIST-3

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—88.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—51.6%
Fannie Mae 15 Yr. Pool 2.500%, 02/01/27	91,362	$90,735
2.500%, 08/01/28	3,596,343	3,563,401
3.000%, TBA (a)	1,600,000	1,632,812
3.500%, 01/01/26	1,095,709	1,148,530
3.500%, 06/01/26	66,703	69,824
3.500%, 09/01/26	65,483	68,550
3.500%, 01/01/27	261,141	273,291
4.000%, 10/01/24	78,694	83,472
4.000%, 02/01/25	227,497	241,161
4.000%, 03/01/25	240,538	255,130
4.000%, 04/01/25	3,450,562	3,656,788
4.000%, 06/01/25	11,897	12,611
4.000%, 09/01/25	650,946	689,981
4.000%, 10/01/25	1,589,118	1,684,860
4.000%, 04/01/26	108,598	115,155
4.000%, 06/01/26	1,411,273	1,496,402
4.000%, 07/01/26	46,513	49,287
4.000%, 09/01/26	3,721,271	3,950,130
4.000%, 10/01/26	68,652	72,782
4.000%, 11/01/26	908,806	968,603
4.500%, 12/01/23	347,993	370,279
5.000%, 09/01/22	2,052,069	2,207,651
5.000%, 12/01/22	2,715,761	2,928,379
5.000%, 03/01/23	45,978	49,583
Fannie Mae 20 Yr. Pool 5.500%, 01/01/29	1,475,000	1,626,296
Fannie Mae 30 Yr. Pool 2.500%, 01/01/43	3,877,527	3,513,649
3.000%, 12/01/42	1,384,514	1,315,773
3.000%, 01/01/43	912,017	866,779
3.000%, 02/01/43	3,105,275	2,952,117
3.000%, 03/01/43	17,844,918	16,960,519
3.000%, 05/01/43	1,797,460	1,708,280
3.000%, 07/01/43	48,014	45,638
3.000%, 08/01/43	2,018,082	1,918,159
3.000%, 10/01/43	906,964	861,981
3.000%, 11/01/43	398,688	378,950
3.167%, 03/01/42 (b)	7,125,787	7,405,629
3.500%, 05/01/43	729,942	726,333
3.500%, TBA (a)	31,600,000	31,390,157
4.000%, 11/01/41	228,481	235,670
4.000%, 12/01/41	130,591	134,694
4.000%, 02/01/42	80,976	83,535
4.000%, 03/01/42	1,088,342	1,122,783
4.000%, 04/01/42	2,453,980	2,529,357
4.000%, 05/01/42	715,361	737,921
4.000%, 06/01/42	365,404	376,825
4.000%, 07/01/42	235,760	243,056
4.000%, 10/01/42	462,151	476,207
4.000%, 11/01/42	447,783	461,214
4.000%, 04/01/43	470,267	484,272
4.000%, 06/01/43	1,867,784	1,925,542
4.000%, 09/01/43	7,201,018	7,422,618
4.500%, 04/01/39	191,302	203,048
4.500%, 02/01/41	162,273	172,399

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 03/01/41	3,432,173	3,647,192
4.500%, 04/01/41	10,806,388	11,479,443
4.500%, 05/01/41	3,142,255	3,340,433
4.500%, 07/01/41	1,222,769	1,299,493
4.500%, 08/01/41	1,276,466	1,356,740
4.500%, 09/01/41	1,450,055	1,541,683
4.500%, 10/01/41	3,976,823	4,220,212
4.500%, 11/01/41	8,884,967	9,440,008
4.500%, TBA (a)	5,400,000	5,721,680
5.000%, 07/01/35	2,232,396	2,426,333
5.000%, 12/01/35	1,682,752	1,827,908
5.500%, 06/01/33	951,779	1,054,551
5.500%, 07/01/33	114,430	126,163
5.500%, 11/01/33	139,148	153,391
5.500%, 02/01/34	78,861	86,801
5.500%, 08/01/34	108,737	119,701
5.500%, 09/01/34	983,615	1,082,326
5.500%, 11/01/34	11,811,835	13,005,655
5.500%, 12/01/34	213,787	235,243
5.500%, 01/01/35	741,982	816,407
5.500%, 02/01/35	119,122	131,145
5.500%, 10/01/35	22,214	24,484
5.500%, 11/01/35	30,909	33,975
5.500%, 12/01/35	234,875	258,638
5.500%, 02/01/36	5,985	6,577
5.500%, 04/01/36	44,031	48,343
5.500%, 05/01/36	620,920	683,001
5.500%, 06/01/36	111,890	122,852
5.500%, 07/01/36	340,333	374,367
5.500%, 08/01/37	1,089,393	1,198,409
5.500%, 02/01/38	5,058,787	5,565,890
6.000%, 10/01/34	352,391	396,524
6.000%, 05/01/37	1,725,345	1,916,445
6.000%, 09/01/37	123,445	137,078
6.000%, 10/01/37	1,295,353	1,456,447
6.000%, 01/01/38	1,252,349	1,408,451
6.000%, 03/01/38	444,865	499,707
6.000%, 07/01/38	253,978	285,011
6.000%, 01/01/40	1,125,723	1,265,599
6.000%, 05/01/40	1,663,487	1,870,272
6.000%, 07/01/41	1,783,124	1,982,024
6.000%, 01/01/42	162,643	183,273
6.500%, 12/01/32	78,515	88,228
6.500%, 07/01/35	87,581	98,717
6.500%, 12/01/35	793,167	892,425
6.500%, 08/01/36	1,407,830	1,579,513
Fannie Mae ARM Pool 2.546%, 06/01/42 (b)	240,680	245,338
2.946%, 11/01/40 (b)	163,872	170,713
2.951%, 09/01/41 (b)	188,672	195,501
3.094%, 10/01/41 (b)	95,912	99,618
3.224%, 07/01/41 (b)	290,386	301,989
3.349%, 10/01/41 (b)	162,534	169,399
3.553%, 07/01/41 (b)	294,888	310,154

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool 5.500%, 05/01/33	776,386	$855,616
5.500%, 07/01/33	238,627	263,068
6.500%, 07/01/32	260,785	292,646
Fannie Mae REMICS (CMO) 1.085%, 03/25/36 (b)	1,090,774	1,103,865
1.095%, 06/25/36 (b)	1,727,704	1,753,455
2.000%, 01/25/26	2,452,144	2,481,042
4.000%, 11/25/27	1,619,594	1,727,125
4.000%, 12/25/41	1,270,000	1,254,312
4.500%, 09/25/25	300,000	318,873
5.000%, 12/25/23	639,908	694,298
5.000%, 12/25/34	786,688	855,805
5.000%, 03/25/35	730,319	797,633
5.000%, 08/25/39	1,020,000	1,097,486
5.500%, 05/25/34	1,478,721	1,568,100
5.500%, 07/25/34	661,275	723,978
5.500%, 06/25/35	633,499	690,501
5.935%, 12/25/43 (b) (c)	14,031,689	1,852,179
Freddie Mac 15 Yr. Gold Pool 3.500%, 01/01/26	921,637	965,602
4.000%, 06/01/24	924,987	976,826
4.000%, 07/01/24	772,893	816,201
4.000%, 09/01/25	619,032	653,753
6.000%, 01/01/24	908,947	998,230
Freddie Mac 30 Yr. Gold Pool 3.000%, 11/01/42	332,069	315,076
3.000%, 01/01/43	333,912	316,736
3.000%, 02/01/43	1,813,523	1,720,352
3.000%, 03/01/43	18,326,977	17,384,244
3.000%, 04/01/43	1,824,185	1,730,350
3.000%, 06/01/43	7,474,745	7,090,247
3.500%, 02/01/42	123,218	122,398
3.500%, 04/01/42	1,273,934	1,266,969
3.500%, 05/01/42	196,353	195,046
3.500%, 06/01/42	1,390,251	1,381,001
3.500%, 07/01/42	260,301	258,629
3.500%, 08/01/42	101,899	101,243
3.500%, 09/01/42	79,630	79,112
3.500%, 10/01/42	3,135,396	3,115,241
3.500%, 11/01/42	1,722,423	1,710,963
3.500%, 01/01/43	1,437,150	1,427,587
3.500%, 02/01/43	680,249	675,821
3.500%, 03/01/43	339,525	337,266
3.500%, 04/01/43	1,870,608	1,858,416
3.500%, 05/01/43	3,586,648	3,562,784
4.000%, 09/01/41	4,620,086	4,755,904
4.000%, 10/01/41	1,380,286	1,420,777
4.000%, 01/01/42	5,100,146	5,242,264
4.000%, 03/01/42	487,441	502,221
4.000%, 04/01/42	6,357,282	6,549,837
4.000%, TBA (a)	10,000,000	10,269,531
4.500%, 05/01/39	2,967,762	3,159,761
4.500%, 06/01/39	2,582,668	2,751,682
4.500%, 09/01/39	3,244,320	3,454,613
4.500%, 11/01/39	4,447,701	4,736,746

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool 4.500%, 02/01/41	202,471	214,837
4.500%, 08/01/41	2,530,872	2,682,547
4.500%, 09/01/41	212,259	225,676
4.500%, 10/01/41	465,230	494,599
5.000%, 01/01/35	522,413	565,617
5.000%, 05/01/35	384,958	416,233
5.000%, 07/01/35	4,354,656	4,712,593
5.000%, 11/01/35	2,825,252	3,127,361
5.500%, 03/01/34	4,630,826	5,092,145
5.500%, 07/01/35	3,123,563	3,439,646
Freddie Mac ARM Non-Gold Pool 3.082%, 09/01/41 (b)	1,540,336	1,593,522
3.227%, 04/01/41 (b)	177,143	184,393
3.249%, 09/01/41 (b)	168,677	174,243
3.283%, 06/01/41 (b)	225,255	234,636
3.460%, 05/01/41 (b)	186,679	196,282
3.622%, 06/01/41 (b)	288,251	303,890
3.706%, 05/01/41 (b)	281,004	296,640
Freddie Mac Multifamily Structured Pass-Through Certificates 0.518%, 04/25/19 (b)	2,943,974	2,938,348
1.655%, 11/25/16	1,580,000	1,602,057
2.669%, 02/25/23	4,991,422	5,020,722
2.873%, 12/25/21	4,390,000	4,293,815
3.016%, 02/25/23	9,318,273	9,577,144
3.230%, 07/25/21	4,390,000	4,421,424
3.300%, 04/25/23 (b)	11,500,000	11,324,084
3.531%, 07/25/23 (b)	16,400,000	16,401,706
3.808%, 08/25/20	7,890,000	8,316,423
3.871%, 04/25/21	2,430,000	2,551,072
3.974%, 01/25/21 (b)	30,000,000	31,713,990
4.084%, 11/25/20 (b)	980,000	1,044,277
4.251%, 01/25/20	4,090,000	4,424,607
Freddie Mac REMICS (CMO) 0.567%, 03/15/34 (b)	1,011,513	1,013,908
1.067%, 02/15/33 (b)	821,316	835,907
1.200%, 07/15/15	230,469	230,706
3.000%, 06/15/18	836,728	861,309
3.000%, 02/15/33	1,613,828	1,635,551
3.000%, 03/15/37	2,250,712	2,250,903
3.000%, 06/15/37	9,066,929	9,181,906
4.000%, 02/15/22	200,000	214,777
4.000%, 04/15/34	962,178	1,006,870
4.500%, 02/15/41	77,390	81,062
5.000%, 09/15/23	100,000	109,974
5.000%, 10/15/34	1,011,156	1,098,965
5.000%, 11/15/34	1,540,000	1,646,528
5.000%, 12/15/37	445,233	486,982
5.000%, 03/15/41	500,000	523,853
5.500%, 05/15/34	3,437,753	3,843,669
5.500%, 06/15/35	1,147,428	1,183,758
5.500%, 06/15/41	4,220,000	4,615,140
Ginnie Mae I 15 Yr. Pool 4.000%, 06/15/24	211,054	223,304
4.000%, 07/15/24	123,929	131,125

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 15 Yr. Pool 4.000%, 08/15/24	75,748	$80,133
4.000%, 10/15/24	142,900	151,144
4.000%, 11/15/24	174,562	184,609
4.000%, 12/15/24	279,269	295,361
4.000%, 01/15/25	794,685	840,456
4.000%, 03/15/25	161,618	170,890
4.000%, 04/15/25	332,016	351,173
4.000%, 05/15/25	328,949	347,803
4.000%, 06/15/25	202,729	214,326
4.000%, 07/15/25	335,620	354,812
4.000%, 10/15/25	225,147	238,013
4.000%, 03/15/26	534,520	565,049
4.000%, 04/15/26	745,498	788,043
4.000%, 05/15/26	690,466	729,801
4.000%, 06/15/26	315,847	333,796
4.500%, 03/15/25	1,764,652	1,874,953
4.500%, 05/15/25	105,379	112,015
4.500%, 06/15/25	303,880	322,978
Ginnie Mae I 30 Yr. Pool 3.500%, 11/15/41	550,846	557,102
3.500%, 02/15/42	485,695	491,215
3.500%, 03/15/42	583,718	590,236
3.500%, 05/15/42	576,526	582,963
3.500%, TBA (a)	3,800,000	3,829,836
4.000%, 09/15/40	3,259,782	3,394,389
4.000%, 10/15/40	388,853	405,401
4.000%, 03/15/41	1,364,668	1,431,056
4.000%, 10/15/41	861,063	902,904
4.000%, 12/15/41	795,164	833,292
4.500%, 08/15/39	5,097,124	5,496,509
4.500%, 06/15/40	2,411,530	2,578,109
4.500%, 07/15/40	435,015	467,282
4.500%, 03/15/41	2,197,271	2,357,927
4.500%, 04/15/41	267,618	286,272
5.000%, 03/15/39	196,303	213,817
5.000%, 07/15/39	666,915	724,894
5.000%, 08/15/39	375,765	411,751
5.000%, 09/15/39	403,413	441,861
5.000%, 11/15/39	137,996	151,190
5.000%, 04/15/40	121,746	132,437
5.000%, 08/15/40	407,206	445,968
5.000%, 04/15/41	351,265	384,730
5.000%, 09/15/41	258,252	280,611
5.500%, 06/15/35	1,952,569	2,171,291
5.500%, 11/15/35	1,269,959	1,409,053
5.500%, 10/15/39	73,364	80,711
6.000%, 08/15/32	206,104	232,550
6.000%, 09/15/32	191,660	215,967
6.000%, 10/15/32	639,399	720,445
6.000%, 12/15/32	178,672	201,359
6.000%, 01/15/33	980,884	1,105,200
6.000%, 03/15/33	304,171	343,093
6.000%, 08/15/33	1,888,654	2,130,399
6.000%, 08/15/34	607,440	683,696
6.000%, 06/15/36	6,760,624	7,623,971
6.000%, 09/15/40	1,046,058	1,162,391

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 3.000%, 08/20/42	6,033,553	5,842,000
3.000%, 09/20/42	2,518,299	2,438,303
4.000%, 09/20/39	408,724	425,608
4.000%, 11/20/40	3,632,972	3,784,077
4.500%, 02/20/40	541,580	581,710
4.500%, 09/20/40	56,561	60,854
5.000%, 10/20/39	567,697	621,676
5.000%, 11/20/39	33,091	36,254
5.000%, 02/20/40	50,706	55,558
5.000%, 03/20/40	108,338	118,697
5.000%, 04/20/40	331,729	363,504
5.000%, 06/20/40	1,385,599	1,514,719
5.000%, 07/20/40	629,763	689,588
5.000%, 08/20/40	424,562	467,616
5.000%, 09/20/40	306,239	335,384
5.000%, 10/20/40	112,816	122,697
5.000%, 02/20/41	2,112,601	2,308,790
5.000%, 04/20/41	374,075	408,595
5.000%, 06/20/41	179,889	196,515
5.000%, 07/20/41	1,835,318	1,995,752
6.000%, 05/20/38	4,427,343	4,984,377
6.000%, 08/20/38	1,810,914	2,039,166
6.000%, 09/20/38	420,343	473,302
6.000%, 12/20/38	1,915,941	2,157,434
6.500%, 08/20/38	5,450,481	6,068,896
6.500%, 09/20/38	7,167,222	8,015,558
Ginnie Mae II Pool 4.300%, 08/20/61	1,371,127	1,476,928
4.515%, 03/20/62	3,891,194	4,234,997
4.527%, 03/20/63	19,971,390	21,812,393
4.530%, 10/20/62	1,385,228	1,511,488
4.533%, 12/20/61	9,667,264	10,514,832
4.550%, 05/20/62	6,106,931	6,656,707
4.556%, 12/20/61	4,240,988	4,616,680
4.604%, 03/20/62	1,723,766	1,882,002
4.649%, 02/20/62	933,527	1,019,678
4.650%, 03/20/62	2,658,712	2,905,653
4.682%, 02/20/62	1,237,807	1,352,281
4.684%, 01/20/62	3,840,509	4,202,631
4.804%, 03/20/61	2,440,132	2,658,817
4.834%, 03/20/61	4,322,212	4,715,395
5.470%, 08/20/59	948,975	1,014,864
5.612%, 04/20/58	844,070	882,005
Government National Mortgage Association (CMO) 0.469%, 08/20/60 (b)	305,751	301,762
0.469%, 09/20/60 (b)	304,617	300,555
0.487%, 08/20/34 (b)	1,796,394	1,798,817
0.494%, 07/20/60 (b)	373,875	368,630
0.647%, 01/20/38 (b)	122,204	122,744
0.659%, 02/20/61 (b)	408,597	406,730
0.667%, 07/20/37 (b)	485,356	488,530
0.669%, 12/20/60 (b)	795,240	791,897
0.669%, 02/20/61 (b)	116,564	116,085
0.669%, 04/20/61 (b)	295,752	294,541

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2013

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO) 0.669%, 05/20/61 (b)	589,824	$587,193
0.672%, 10/20/37 (b)	3,189,062	3,211,433
0.687%, 01/16/40 (b)	937,785	945,394
0.697%, 12/16/39 (b)	583,765	588,454
0.699%, 06/20/61 (b)	410,941	409,802
0.767%, 11/16/39 (b)	685,283	693,733
0.769%, 10/20/61 (b)	1,416,751	1,416,721
0.799%, 01/20/62 (b)	1,357,792	1,359,500
0.799%, 03/20/62 (b)	798,506	799,279
0.869%, 11/20/61 (b)	1,267,879	1,273,332
0.869%, 01/20/62 (b)	824,552	828,137
3.000%, 04/20/37	240,126	242,849
3.250%, 09/20/33	211,706	217,597
3.500%, 08/20/33	272,068	279,129
3.784%, 05/20/41 (b)	561,063	634,262
4.500%, 05/16/40	80,000	82,878
4.500%, 05/20/40 (c)	79,602	17,380
5.010%, 09/20/60 (b)	4,289,944	4,715,678
5.150%, 08/20/60	3,441,267	3,797,772
5.302%, 07/20/60 (b)	5,499,554	6,065,936
5.460%, 10/20/59	2,528,322	2,695,942
5.500%, 07/16/34	530,833	577,045
5.500%, 08/20/34	533,602	594,202

		677,949,558

Federal Agencies—10.7%
Federal Home Loan Banks 0.250%, 01/16/15	260,000	260,208
1.000%, 06/21/17	29,750,000	29,657,210
4.875%, 05/17/17	20,000,000	22,579,340
5.250%, 06/18/14	5,360,000	5,486,180
Federal Home Loan Mortgage Corp. 0.750%, 01/12/18	5,580,000	5,430,830
1.000%, 09/29/17	3,592,000	3,549,927
1.250%, 08/01/19	3,000,000	2,855,706
1.250%, 10/02/19	15,000,000	14,210,055
6.250%, 07/15/32	1,368,000	1,730,532
6.750%, 03/15/31	481,000	636,404
Federal National Mortgage Association 0.875%, 02/08/18	552,000	538,079
1.625%, 11/27/18	18,998,000	18,839,519
1.875%, 09/18/18	9,847,000	9,911,823
3.000%, 01/01/43	331,404	314,990
6.625%, 11/15/30	1,430,000	1,860,113
Tennessee Valley Authority 1.750%, 10/15/18	7,486,000	7,439,489
3.500%, 12/15/42	2,297,000	1,810,870
5.250%, 09/15/39	1,033,000	1,102,535
5.500%, 06/15/38	6,117,000	6,718,637
5.880%, 04/01/36	4,748,000	5,500,197

		140,432,644

U.S. Treasury—25.9%
U.S. Treasury Bonds 3.125%, 02/15/43	19,304,000	16,529,050
3.625%, 08/15/43 (d)	67,384,000	63,635,765
3.750%, 11/15/43	6,100,000	5,896,028
5.000%, 05/15/37	9,000,000	10,710,000
5.250%, 02/15/29	35,517,000	42,753,589
5.375%, 02/15/31	21,521,000	26,373,318
U.S. Treasury Notes 0.875%, 07/31/19 (e)	22,153,000	20,860,173
1.000%, 05/31/18	748,000	731,638
1.250%, 10/31/18	3,814,000	3,739,211
1.375%, 07/31/18	4,990,000	4,945,170
1.375%, 09/30/18	528,000	521,565
1.500%, 12/31/18	9,218,000	9,114,297
1.750%, 05/15/23	1,000,000	901,328
2.000%, 02/15/23	14,341,000	13,303,515
2.375%, 12/31/20	55,229,000	55,013,276
2.500%, 08/15/23	20,708,000	19,886,141
2.625%, 04/30/18	130,000	136,449
2.750%, 11/15/23	46,716,000	45,701,375

		340,751,888

Total U.S. Treasury & Government Agencies (Cost $1,197,288,551)		1,159,134,090

Mortgage-Backed Securities—5.3%

Collateralized Mortgage Obligations—4.3%
Granite Master Issuer plc 0.237%, 12/20/54 (144A) (b)	1,524,457	1,504,029
0.247%, 12/20/54 (b)	3,490,145	3,443,794
0.267%, 12/20/54 (b)	2,112,801	2,085,124
0.307%, 12/20/54 (144A) (b)	9,186,988	9,076,744
0.307%, 12/20/54 (b)	548,040	541,244
0.344%, 12/17/54 (b)	3,795,055	3,752,550
0.367%, 12/20/54 (b)	238,077	235,386
0.427%, 12/20/54 (b)	5,061,252	5,007,097
Granite Mortgages plc 0.525%, 09/20/44 (b)	5,902,818	5,847,921
0.565%, 03/20/44 (b)	1,266,687	1,255,161
0.642%, 01/20/44 (b)	874,656	869,233
National Credit Union Administration Guaranteed Notes 0.539%, 11/06/17 (b)	2,581,127	2,584,354
0.549%, 03/06/20 (b)	488,598	490,308
0.619%, 01/08/20 (b)	11,090,351	11,122,513
PMT Loan Trust 3.500%, 09/25/43 (144A) (b)	8,875,701	8,410,614
Thornburg Mortgage Securities Trust 0.805%, 09/25/43 (b)	784,776	752,949

		56,979,021

Commercial Mortgage-Backed Securities—1.0%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust 1.317%, 08/15/29 (144A) (b)	4,090,000	4,092,618

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2013

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities Corp. II 1.018%, 11/08/29 (144A) (b)	5,500,000	$5,469,013
Hilton USA Trust 1.169%, 11/05/30 (144A) (b)	1,351,000	1,352,351
SCG Trust 1.567%, 11/15/26 (144A) (b)	1,434,000	1,435,652

		12,349,634

Total Mortgage-Backed Securities (Cost $69,329,010)		69,328,655

Foreign Government—3.0%

Sovereign—3.0%
Hashemite Kingdom of Jordan Government AID Bond 2.503%, 10/30/20	13,375,000	13,100,064
Israel Government AID Bond 5.500%, 09/18/23	13,878,000	16,022,664
5.500%, 12/04/23	8,920,000	10,278,115

Total Foreign Government (Cost $42,625,233)		39,400,843

Corporate Bonds & Notes—2.8%

Computers—0.2%
International Business Machines Corp. 1.250%, 05/12/14	3,000,000	3,009,291

Diversified Financial Services—2.0%
National Credit Union Administration Guaranteed Notes 1.400%, 06/12/15	50,000	50,772
2.350%, 06/12/17	10,620,000	11,060,942
3.450%, 06/12/21	8,645,000	9,010,683
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	6,518,178

		26,640,575

Software—0.6%
Microsoft Corp. 2.950%, 06/01/14	7,000,000	7,073,416

Total Corporate Bonds & Notes (Cost $38,172,369)		36,723,282

Asset-Backed Securities—0.9%

Asset-Backed-Automobile—0.3%
American Credit Acceptance Receivables Trust 1.320%, 02/15/17 (144A)	3,461,312	3,462,133
Carfinance Capital Auto Trust 1.650%, 07/17/17 (144A)	303,989	303,317

		3,765,450

Asset-Backed-Other—0.4%
Ally Master Owner Trust
4.250%, 04/15/17 (144A)	5,000,000	$5,195,205

Asset-Backed-Student Loan—0.2%
SLM Student Loan Trust
0.325%, 02/27/17 (b)	2,566,006	2,565,121

Total Asset-Backed Securities (Cost $11,740,962)		11,525,776

Short-Term Investment—3.6%

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $48,080,000 on 01/02/14, collateralized by $44,485,000 U.S. Treasury Note at 3.625% due 02/15/20 with a value of $49,044,713.	48,080,000	48,080,000

Total Short-Term Investment (Cost $48,080,000)		48,080,000

Total Investments—103.8% (Cost $1,407,236,125) (f)		1,364,192,646
Other assets and liabilities (net)—(3.8)%		(49,775,697)

Net Assets—100.0%		$1,314,416,949

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2013, the market value of securities pledged was $1,298,516.
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2013, the market value of securities pledged was $1,238,258.
(f)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,414,360,162. The aggregate unrealized appreciation and depreciation of investments were $1,965,626 and $(52,133,142), respectively, resulting in net unrealized depreciation of $(50,167,516) for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $40,301,676, which is 3.1% of net assets.
(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)	— Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Government Income Portfolio

Schedule of Investments as of December 31, 2013

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Depreciation
U.S. Treasury Long Bond Futures	03/20/14	44	USD	5,712,816	$(67,067)
U.S. Treasury Note 10 Year Futures	03/20/14	328	USD	41,131,317	(771,942)
U.S. Treasury Note 2 Year Futures	03/31/14	58	USD	12,769,173	(20,048)
U.S. Treasury Note 5 Year Futures	03/31/14	143	USD	17,277,579	(215,892)
U.S. Treasury Ultra Long Bond Futures	03/20/14	116	USD	16,173,979	(368,979)

Net Unrealized Depreciation					$(1,443,928)

Swap Agreements

Centrally cleared interest rate swap agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation
Receive	3-Month USD-LIBOR	2.828%	11/26/23	USD	45,822,000	$1,026,284

(USD)—	United States Dollar

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,159,134,090	$—	$1,159,134,090
Total Mortgage-Backed Securities*	—	69,328,655	—	69,328,655
Total Foreign Government*	—	39,400,843	—	39,400,843
Total Corporate Bonds & Notes*	—	36,723,282	—	36,723,282
Total Asset-Backed Securities*	—	11,525,776	—	11,525,776
Total Short-Term Investment*	—	48,080,000	—	48,080,000
Total Investments	$—	$1,364,192,646	$—	$1,364,192,646

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(1,443,928)	$—	$—	$(1,443,928)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,026,284	$—	$1,026,284

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$1,364,192,646
Cash	764
Receivable for:
Investments sold	2,883,052
Fund shares sold	136,426
Principal paydowns	2,711
Interest	6,059,203
Variation margin on swap contracts	258,724
Prepaid expenses	4,326

Total Assets	1,373,537,852
Liabilities
Payables for:
Investments purchased	3,948,113
TBA securities purchased	53,091,783
Fund shares redeemed	981,898
Variation margin on futures contracts	184,656
Accrued expenses:
Management fees	477,417
Distribution and service fees	283,523
Deferred trustees’ fees	34,491
Other expenses	119,022

Total Liabilities	59,120,903

Net Assets	$1,314,416,949

Net assets consist of:
Paid in surplus	$1,382,944,444
Undistributed net investment income	32,914,611
Accumulated net realized loss	(57,980,983)
Unrealized depreciation on investments, futures contracts and swap contracts	(43,461,123)

Net Assets	$1,314,416,949

Net Assets
Class B	$1,314,416,949
Capital Shares Outstanding*
Class B	127,502,147
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,407,236,125.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Interest	$29,332,086

Total investment income	29,332,086
Expenses
Management fees	6,318,214
Administration fees	36,606
Custodian and accounting fees	248,851
Distribution and service fees—Class B	3,773,883
Audit and tax services	64,467
Legal	23,321
Trustees’ fees and expenses	30,452
Shareholder reporting	96,146
Insurance	9,181
Miscellaneous	10,306

Total expenses	10,611,427

Net Investment Income	18,720,659

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(44,527,541)
Futures contracts	110,582
Swap contracts	4,666,870

Net realized loss	(39,750,089)

Net change in unrealized appreciation (depreciation) on:
Investments	(49,981,992)
Futures contracts	(1,443,928)
Swap contracts	113,827

Net change in unrealized depreciation	(51,312,093)

Net realized and unrealized loss	(91,062,182)

Net Decrease in Net Assets From Operations	$(72,341,523)

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

Pyramis Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,720,659	$10,941,315
Net realized gain (loss)	(39,750,089)	21,920,464
Net change in unrealized appreciation (depreciation)	(51,312,093)	273,340

Increase (decrease) in net assets from operations	(72,341,523)	33,135,119

From Distributions to Shareholders
Net investment income
Class B	(23,088,145)	(174,555)
Net realized capital gains
Class B	(14,356,091)	(1,364,353)

Total distributions	(37,444,236)	(1,538,908)

Increase (decrease) in net assets from capital share transactions	(207,460,310)	882,551,912

Total increase (decrease) in net assets	(317,246,069)	914,148,123

Net Assets
Beginning of period	1,631,663,018	717,514,895

End of period	$1,314,416,949	$1,631,663,018

Undistributed Net Investment Income
End of period	$32,914,611	$22,995,932

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class B
Sales	16,605,014	$179,282,553	91,789,502	$1,001,461,425
Reinvestments	3,454,266	37,444,236	142,888	1,538,908
Redemptions	(40,250,150)	(424,187,099)	(11,120,802)	(120,448,421)

Net increase (decrease)	(20,190,870)	$(207,460,310)	80,811,588	$882,551,912

Increase (decrease) derived from capital shares transactions		$(207,460,310)		$882,551,912

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

Pyramis Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013	2012		2011(a)
Net Asset Value, Beginning of Period	$11.05	$10.73		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.13	0.10		0.10
Net realized and unrealized gain (loss) on investments	(0.61)	0.24		0.76

Total from investment operations	(0.48)	0.34		0.86

Less Distributions
Distributions from net investment income	(0.16)	(0.00	)(c)	(0.04)
Distributions from net realized capital gains	(0.10)	(0.02)		(0.09)

Total distributions	(0.26)	(0.02)		(0.13)

Net Asset Value, End of Period	$10.31	$11.05		$10.73

Total Return (%) (d)	(4.52)	3.15		8.57	(e)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.70	0.70		0.84	(f)
Ratio of net investment income to average net assets (%)	1.24	0.94		1.37	(f)
Portfolio turnover rate (%)	329 (g)	457	(g)	366	(e)
Net assets, end of period (in millions)	$1,314.4	$1,631.7		$717.5

(a)	Commencement of operations was May 2, 2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 212% and 262% for 2013 and 2012, respectively.

See accompanying notes to financial statements.

MIST-12

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Government Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

MIST-13

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

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Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to swap transactions, deflation adjustments, premium amortization adjustments and paydown transactions. These adjustments have no impact on net assets or the results of operations.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $48,080,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the

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market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase & Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sales commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Mortgage Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at

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the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.
Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the

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extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tends to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked to market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts*	$1,026,284	Unrealized depreciation on futures contracts**	$1,443,928

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

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**	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Investments (a)	$639,399
Futures contracts	110,582
Swap contracts	4,666,870

$5,416,851

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(1,443,928)
Swap contracts	113,827

$(1,330,101)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Investments (a)	$31,988,500	(b)
Futures contracts long	40,137,500
Swap contracts	56,637,400

‡	Averages are based on activity levels during 2013.
(a)	Includes purchased options which are part of net realized gain (loss) on investments as shown in the Statement of Operations.
(b)	Average notional amount reflects activity over a one month period.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each

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transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$5,135,987,101	$2,499,417	$5,335,395,234	$89,104,977

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2013 were as follows:

Purchases	Sales
$2,016,778,164	$2,081,289,947

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-20

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$6,318,214	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

Expense Limitation Agreement - The Adviser entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 28, 2013. Pursuant to that Expense Limitation Agreement, the Adviser agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.05%

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective April 29, 2013, there was no longer an expense cap for the Portfolio. For the year ended December 31, 2013, there were no amounts waived or expensed repaid to the Adviser in accordance with the Expense Limitation Agreement.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-21

Met Investors Series Trust

Pyramis Government Income Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$37,444,236	$1,538,908	$—	$—	$37,444,236	$1,538,908

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Other Accumulated Capital Losses	Total
$32,949,102	$—	$(49,141,232)	$—	$(52,300,873)	$(68,493,003)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains.

As of December 31, 2013, the Portfolio had accumulated short-term capital losses of $44,195,766 and accumulated long-term capital losses of $8,105,107.

MIST-22

Met Investors Series Trust

Pyramis Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pyramis Government Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pyramis Government Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the two years then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pyramis Government Income Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for the two years then ended and for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-23

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-24

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-25

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Pyramis Government Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-26

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Pyramis Government Income Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2013. The Board also considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the since-inception (beginning May 2, 2011) period ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Barclays Capital Aggregate Bond Index, and its blended benchmark, for the one-year period ended October 31, 2013. In addition, the Board considered that the Portfolio outperformed its benchmark for the since-inception period ended October 31, 2013 but underperformed its blended benchmark for the same period. The Board also took into account management’s discussion of the Portfolio’s performance and the peer group used for comparative purposes. The Board further noted that the Portfolio commenced operations on May 2, 2011 and thus had limited performance history.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In

MIST-27

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Pyramis Government Income Portfolio, the Board considered that the Portfolio’s actual management fee and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Pyramis Government Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-28

Met Investors Series Trust

Pyramis Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-29

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

Since its April 19, 2013 inception, the Class B shares of the Pyramis Managed Risk Portfolio returned 8.59%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 10.45%.

MARKET ENVIRONMENT / CONDITIONS

The global economy indicated a steady upward trend, despite the relatively slow pace of growth overall. Most of the world’s developed economies—including the U.S., Europe and Japan—remained in the more favorable early- or mid-cycle phases. U.S. tax increases and budget cuts reduced the federal budget deficit but created significant economic headwinds there. The housing market transitioned from a fast-paced recovery to a more mature expansion, underpinned by a balanced supply/demand outlook. The U.S. labor market recovery remained on a steady course, with unemployment sentiment indicators rising to post-recession highs. Overall, the U.S. and global economies gained strength, eventually leading the U.S. Federal Reserve to announce a paring of its supportive quantitative easing program.

Leading economic indicators continued to improve in most developed European markets, suggesting the region as a whole remained in an early-cycle expansion. De-leveraging pressures continued, which may have limited Europe’s progress. Japan continued its cyclical momentum, which thus far has been highly dependent on policy stimulus. In the developing world, China’s near-term outlook stabilized as domestic economic activity improved, led by a re-acceleration in government-driven infrastructure construction. Many emerging-market (“EM”) economies continued to face structural challenges that contributed to poor asset-class results.

Against this backdrop, stock-market volatility remained historically low in 2013, with many indexes setting new records. U.S. stocks led the full-year global rally, with the S&P 500 Index posting its best year since 1997; non-U.S. developed-country markets also posted strong results. The relative outperformance of developed markets versus emerging markets accelerated in 2013. Virtually all size and style segments (e.g., large- and small-cap stocks; growth and value categorizations) experienced similarly impressive gains; however, not all industries performed well. Real estate investment trusts (“REITs”), posted disappointing results as more-attractively valued sources of income drew investor demand in 2013. Of note: while many non-U.S. developed equity markets posted strong, broad-based results, the depreciation in the yen caused Japan’s returns to be lower in U.S.-dollar terms. Nevertheless, Japan’s blue-chip Nikkei 225 Index marked its best annual performance in more than 40 years. Similarly, EM equities lagged, as depreciating currencies and commodity weakness drove U.S. dollar-based returns into negative territory in some cases.

On the fixed-income side: although the bond market experienced a turbulent summer, bond-market volatility remained relatively low as well. Many bond categories struggled, however, as interest rates rose modestly later in the period; U.S. investment-grade bonds posted their worst calendar-year return since 1994. Most sectors showed negative returns as interest rates rose, with the longest-duration categories suffering the most. Spread tightening partly offset rising yields in many U.S. credit categories, however, and riskier asset classes such as high-yield corporate bonds and leveraged loans gained ground. The relative strength of the U.S. dollar generally tempered gains for U.S. investors holding foreign securities based in local currencies. Lastly, commodities faced weaker supply/demand dynamics, while gold plummeted amid rising real interest rates.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio pursues total return by tactically adjusting its asset-allocation mix based upon market conditions while stabilizing Portfolio volatility with a systematic approach to risk management. The Portfolio’s long-term strategic allocation is 60% equity (42% U.S. equity; 18% non-U.S. developed-market equity), 35% fixed income and 5% cash.

For the reporting period overall, our asset-allocation decisions aided the Portfolio’s comparative performance, especially the underweighting in investment-grade debt. The Portfolio remained overweight equities for the period. Also, Portfolio volatility for the period was well within prescribed parameters.

Positive contributions from the Portfolio’s developed-markets equity overweight and its average cash underweight more than offset the slight performance drag from our small, out-of-benchmark allocations to REITs and emerging-markets equities, which underperformed other asset classes. Also, good security selection within the Portfolio’s U.S. equity and investment-grade bond sleeves offset the negative security-selection effects from its non-U.S. developed equities. The Portfolio has additional fixed-income exposure to increase diversification and balance the sources of risk. Given rising interest rates and increased bond-market volatility during the period, additional fixed-income exposure detracted from period performance.

During the early part of the period, 10-year Treasury yields hovered near historic lows, offering what we considered little upside potential. In response, and relative to its target allocation, we positioned the Portfolio with significant underweighting in investment-grade bonds. At the same time, the Portfolio had a meaningful overweighting in its equity holdings, particularly in the U.S., reflecting our high conviction level for developed markets as most of these economies remained in early-to-mid phases of the business cycle.

During the summer, fears of U.S. Federal Reserve tapering led to a sharp increase in interest rates. Credit spreads also widened as some investors reduced their bond holdings. In the Portfolio, we further reduced our underweight position in investment-grade debt by adding to other fixed-income segments, particularly corporate credit. Bond investors faced a challenging environment as Treasury yields dipped very close to—or even less than—the U.S. Consumer Price

MIST-1

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*—(Continued)

Index inflation rate; in other words, at times during the period, nominal bond yields had little real, or inflation-adjusted, value. Similarly, cash offered negative real returns (i.e., the effects of inflation overwhelmed money-market returns). Consequently, the Portfolio maintained its underweight position in bonds through period-end and reduced its cash holdings to an underweight position over the remainder of the year.

As of December 31, 2013, the Portfolio continued to favor equities over bonds, relative to the target allocation. Within the equity sleeve, the Portfolio was overweight both U.S. and foreign-developed markets, with the overweight in U.S. equities remaining the Portfolio’s largest active position. Fixed-income holdings overall emphasized investment-grade corporate credit with a modest position in high yield debt. The Portfolio maintained its underweighting in investment-grade bonds. We also maintained the Portfolio’s very modest exposure to EM equities; however, we eliminated the REIT allocation by period-end.

The Portfolio used certain derivative instruments during the period, specifically futures contracts, to help provide liquidity, to add diversification and to balance the sources of risk. At period-end, the Portfolio held S&P 500 Index futures (U.S. equities), MSCI EAFE Index futures (foreign equities), MSCI Emerging Markets Index futures (EM equities), and U.S. Treasury futures (U.S. government bonds).

Xuehai En

Bob Vick

Portfolio Managers

Pyramis Global Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Pyramis Managed Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

CUMULATIVE RETURNS (%) (FOR THE PERIOD ENDED DECEMBER 31, 2013)

Since Inception[2]
Pyramis Managed Risk Portfolio
Class B	8.59
Dow Jones Moderate Index	10.45

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 4/19/2013. Index returns are based on an inception date of 4/19/2013.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Fidelity Total Bond Fund	25.0
Fidelity Large Cap Stock Fund	7.4
Fidelity Disciplined Equity Fund	4.3
Fidelity Corporate Bond Fund	4.2
Fidelity Blue Chip Growth Fund	3.9
Fidelity Europe Fund	3.9
Fidelity Low-Priced Stock Fund	3.8
Fidelity Mega Cap Stock Fund	3.6
Fidelity International Discovery Fund	3.2
Fidelity Contrafund	3.2

Top Sectors

% of Net Assets
Mutual Funds	84.2
Cash & Cash Equivalents	15.4

MIST-3

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Pyramis Managed Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B(a)(b)(c)	Actual	0.80%	$1,000.00	$1,102.50	$4.24
	Hypothetical*	0.80%	$1,000.00	$1,021.17	$4.08

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 6 of the Notes to Financial Statements.

(b) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

(c) The annualized expense ratio does not include the expenses of the Underlying Portfolios in which the Portfolio invests.

MIST-4

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of December 31, 2013

Mutual Funds—84.2% of Net Assets

Security Description	Shares	Value

Investment Company Securities—84.2%
Fidelity Blue Chip Growth Fund (a)	89,175	$5,650,994
Fidelity Blue Chip Value Fund (a)	25,601	374,034
Fidelity Contrafund (a)	47,845	4,599,780
Fidelity Corporate Bond Fund (a)	547,590	5,990,632
Fidelity Disciplined Equity Fund (a)	191,399	6,186,005
Fidelity Diversified International Fund (a)	103,258	3,811,254
Fidelity Emerging Markets Discovery Fund (a)	1,903	23,119
Fidelity Emerging Markets Fund (a)	7,369	177,516
Fidelity Equity-Income Fund (a)	8,585	503,966
Fidelity Europe Fund (a)	143,471	5,579,595
Fidelity Floating Rate High Income Fund (a)	5,108	50,873
Fidelity Growth & Income Portfolio (a)	1,885	52,520
Fidelity Growth Discovery Fund (a)	26,926	571,645
Fidelity International Discovery Fund (a)	114,527	4,638,349
Fidelity International Small Cap Fund (a)	130,603	3,498,854
Fidelity Japan Smaller Companies Fund (a)	54,934	738,314
Fidelity Large Cap Stock Fund (a)	388,421	10,576,691
Fidelity Low-Priced Stock Fund (a)	109,149	5,398,529
Fidelity Mega Cap Stock Fund (a)	333,494	5,142,482
Fidelity New Millennium Fund (a)	28,037	1,106,620
Fidelity Nordic Fund (a)	7,599	340,288
Fidelity OTC Portfolio (a)	18,928	1,464,819
Fidelity Total Bond Fund (a)	3,446,953	35,986,193
Fidelity Value Fund (a)	40,271	4,171,220
iShares MSCI EAFE ETF	10,142	680,123
iShares MSCI Emerging Markets ETF	3,466	144,775
iShares U.S. Financial Services ETF	11,423	957,247
SPDR Barclays High Yield Bond ETF	53,023	2,150,613
SPDR S&P 500 ETF Trust	913	168,604
Vanguard FTSE Developed Markets ETF	104,683	4,363,187
Vanguard Industrials ETF	14,770	1,478,034
Vanguard Value ETF	23,804	1,818,388
WisdomTree Japan Hedged Equity Fund	51,067	2,596,246

Total Mutual Funds (Cost $117,635,684)		120,991,509

Short-Term Investment—15.4%
Security Description	Principal Amount*	Value

Repurchase Agreement—15.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $22,157,000 on 01/02/14, collateralized by $23,095,000 U.S. Treasury Note at 1.000% due 5/31/18 with a value of $22,604,231.	22,157,000	22,157,000

Total Short-Term Investment (Cost $22,157,000)		22,157,000

Total Investments—99.6% (Cost $139,792,684) (b)		143,148,509
Other assets and liabilities (net)—0.4%		625,942

Net Assets—100.0%		$143,774,451

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $139,868,795. The aggregate unrealized appreciation and depreciation of investments were $3,613,235 and $(333,521), respectively, resulting in net unrealized appreciation of $3,279,714 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
MSCI EAFE Mini Index Futures	03/21/14	31	USD	2,844,884	$127,706
MSCI Emerging Markets Mini Index Futures	03/21/14	21	USD	1,045,736	21,904
S&P 500 E-Mini Index Futures	03/21/14	152	USD	13,459,645	532,715
U.S. Treasury Long Bond Futures	03/20/14	158	USD	20,507,468	(234,093)
U.S. Treasury Note 10 Year Futures	03/20/14	183	USD	22,918,117	(400,539)

Net Unrealized Appreciation					$47,693

(USD)—	United States Dollar

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$120,991,509	$—	$—	$120,991,509
Total Short-Term Investment*	—	22,157,000	—	22,157,000
Total Investments	$120,991,509	$22,157,000	$—	$143,148,509

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$682,325	$—	$—	$682,325
Futures Contracts (Unrealized Depreciation)	(634,632)	—	—	(634,632)
Total Futures Contracts	$47,693	$—	$—	$47,693

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$14,357,217
Affiliated investments at value (b)	106,634,292
Repurchase Agreement	22,157,000
Cash	32,069
Cash collateral for futures contracts	1,499,895
Receivable for:
Investments sold	341,637
Fund shares sold	58,215
Dividends	112,548
Variation margin on futures contracts	65,775
Due from investment adviser	17,434
Prepaid expenses	31

Total Assets	145,276,113
Liabilities
Payables for:
Investments purchased	1,284,380
Fund shares redeemed	6,948
Variation margin on futures contracts	105,516
Accrued expenses:
Management fees	38,045
Distribution and service fees	29,511
Deferred trustees’ fees	12,646
Other expenses	24,616

Total Liabilities	1,501,662

Net Assets	$143,774,451

Net assets consist of:
Paid in surplus	$139,837,117
Distributions in excess of net investment income	(12,646)
Accumulated net realized gain	546,462
Unrealized appreciation on investments, affiliated investments and futures contracts	3,403,518

Net Assets	$143,774,451

Net Assets
Class B	$143,774,451
Capital Shares Outstanding*
Class B	13,571,305
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $14,092,144.
(b)	Identified cost of affiliated investments was $103,543,540.

Statement of Operations

Period Ended December 31, 2013 (a)

Investment Income
Dividends	$138,275
Dividends from affiliated investments	905,481
Interest	125

Total investment income	1,043,881
Expenses
Management fees	214,084
Administration fees	1,474
Custodian and accounting fees	15,883
Distribution and service fees—Class B	118,936
Audit and tax services	29,696
Legal	125,995
Trustees’ fees and expenses	23,879
Shareholder reporting	6,683
Insurance	844
Miscellaneous	9,522

Total expenses	546,996
Less management fee waiver	(68,219)
Less expenses reimbursed by the Adviser	(97,697)

Net expenses	381,080

Net Investment Income	662,801

Net Realized and Unrealized Gain
Net realized gain on:
Investments	197,295
Affiliated investments	576,018
Futures contracts	667,287
Capital gain distributions from Underlying Portfolios and ETFs	31,821
Capital gain distributions from Affiliated Underlying Portfolios	1,940,600

Net realized gain	3,413,021

Net change in unrealized appreciation on:
Investments	265,073
Affiliated investments	3,090,752
Futures contracts	47,693

Net change in unrealized appreciation	3,403,518

Net realized and unrealized gain	6,816,539

Net Increase in Net Assets From Operations	$7,479,340

(a)	Commencement of operations was April 19, 2013.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Statements of Changes in Net Assets

Period Ended December 31, 2013(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$662,801
Net realized gain	3,413,021
Net change in unrealized appreciation	3,403,518

Increase in net assets from operations	7,479,340

From Distributions to Shareholders
Net investment income
Class B	(1,095,809)
Net realized capital gains
Class B	(2,455,668)

Total distributions	(3,551,477)

Increase in net assets from capital share transactions	139,846,588

Total increase in net assets	143,774,451

Net Assets
Beginning of period	0

End of period	$143,774,451

Distributions in excess of net investment income
End of period	$(12,646)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Period Ended December 31, 2013(a)
	Shares	Value
Class B
Sales	14,244,292	$146,860,725
Reinvestments	335,678	3,551,477
Redemptions	(1,008,665)	(10,565,614)

Net increase	13,571,305	$139,846,588

Increase derived from capital shares transactions		$139,846,588

(a)	Commencement of operations was April 19, 2013.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Period Ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.10
Net realized and unrealized gain on investments	0.76

Total from investment operations	0.86

Less Distributions
Distributions from net investment income	(0.08)
Distributions from net realized capital gains	(0.19)

Total distributions	(0.27)

Net Asset Value, End of Period	$10.59

Total Return (%) (c)	8.59	(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (e)	1.15	(f)
Net ratio of expenses to average net assets (%) (e) (g)	0.80	(f)
Ratio of net investment income to average net assets (%)	1.39	(f)
Portfolio turnover rate (%)	88	(d)
Net assets, end of period (in millions)	$143.8

(a)	Commencement of operations was April 19, 2013.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Pyramis Managed Risk Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis Managed Risk Portfolio (the “Portfolio”) (commenced operations on April 19, 2013), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 29, 2013. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 80% of its assets in shares of mutual funds offered by Fidelity Investments (“Underlying Portfolios”) and exchange-traded funds (“Underlying ETFs”) and approximately 20% of its assets in derivative instruments such as stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

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Notes to Financial Statements—December 31, 2013—(Continued)

Investments in the Underlying Portfolios are valued at reported net asset value per share on the valuation date. Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying Portfolios and Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios and Underlying ETFs, please refer to the prospectuses for such Underlying Portfolios and Underlying ETFs. These investments are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

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Notes to Financial Statements—December 31, 2013—(Continued)

amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions from Underlying Portfolios. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $22,157,000, which is reflected as repurchase agreements on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

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Notes to Financial Statements—December 31, 2013—(Continued)

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate			Unrealized depreciation on futures contracts*	$634,632
Equity	Unrealized appreciation on futures contracts *	$682,325

Total		$682,325		$634,632

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended December 31, 2013 were as follows:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$(261,260)	$928,547	$667,287

	$(261,260)	$928,547	$667,287

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$(634,632)	$682,325	$47,693

	$(634,632)	$682,325	$47,693

For the period ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$16,727,617

‡	Averages are based on activity levels during 2013.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

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Met Investors Series Trust

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Notes to Financial Statements—December 31, 2013—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$169,142,813	$0	$52,280,442

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended December 31, 2013	% per annum	Average Daily Net Assets
$214,084	0.450%	ALL

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Notes to Financial Statements—December 31, 2013—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, through April 27, 2014, to waive its management fee in the same amount as any fees MetLife or its affiliates receive from the Subadvisor and its affiliates for recordkeeping and other administrative services. The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 17, 2013. The Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived through July 17, 2013. Amounts waived for the period ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under Current Expense Limitation Agreement	Expenses Deferred in 2013 Subject to repayment until December 31,
Class B	2018
0.80%	$97,697

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2013, there was $97,697 in expense deferrals eligible for recoupment by the Adviser.

Amounts waived for the period ended December 31, 2013 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

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Notes to Financial Statements—December 31, 2013—(Continued)

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated Underlying Portfolios during the period ended December 31, 2013 is as follows:

Underlying Portfolio	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Fidelity Blue Chip Growth Fund	—	90,921	(1,746)	89,175
Fidelity Blue Chip Value Fund	—	25,601	—	25,601
Fidelity Conservative Income Bond Fund	—	441,160	(441,160)	—
Fidelity Contrafund	—	47,845	—	47,845
Fidelity Corporate Bond Fund	—	567,705	(20,115)	547,590
Fidelity Disciplined Equity Fund	—	199,018	(7,619)	191,399
Fidelity Diversified International Fund	—	103,258	—	103,258
Fidelity Emerging Markets Discovery Fund	—	1,903	—	1,903
Fidelity Emerging Markets Fund	—	7,369	—	7,369
Fidelity Equity-Income Fund	—	36,646	(28,061)	8,585
Fidelity Europe Fund	—	143,471	—	143,471
Fidelity Floating Rate High Income Fund	—	5,108	—	5,108
Fidelity Growth & Income Portfolio	—	76,425	(74,540)	1,885
Fidelity Growth Discovery Fund	—	177,562	(150,636)	26,926
Fidelity Independence Fund	—	3,582	(3,582)	—
Fidelity Intermediate Bond Fund	—	282,454	(282,454)	—
Fidelity International Discovery Fund	—	114,527	—	114,527
Fidelity International Real Estate Fund	—	2,433	(2,433)	—
Fidelity International Small Cap Fund	—	130,603	—	130,603
Fidelity Investment Grade Bond Fund	—	16,643	(16,643)	—
Fidelity Japan Smaller Companies Fund	—	133,170	(78,236)	54,934
Fidelity Large Cap Stock Fund	—	475,546	(87,125)	388,421
Fidelity Low Priced Stock Fund	—	126,582	(17,433)	109,149
Fidelity Mega Cap Stock Fund	—	394,847	(61,353)	333,494
Fidelity New Millennium Fund	—	28,037	—	28,037
Fidelity Nordic Fund	—	7,599	—	7,599
Fidelity OTC Portfolio	—	78,784	(59,856)	18,928
Fidelity Real Estate Income Fund	—	2,203	(2,203)	—
Fidelity Real Estate Investment Fund	—	3,134	(3,134)	—
Fidelity Total Bond Fund	—	3,577,402	(130,449)	3,446,953
Fidelity Value Fund	—	49,259	(8,988)	40,271

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Fidelity Blue Chip Growth Fund	$10,935	$193,721	$11,773	$5,650,994
Fidelity Blue Chip Value Fund	—	—	2,241	374,034
Fidelity Conservative Income Bond Fund	(1,072)	30	877	—
Fidelity Contrafund	—	276,239	5,453	4,599,780
Fidelity Corporate Bond Fund	402	—	69,848	5,990,632
Fidelity Disciplined Equity Fund	(3,124)	51,381	133,474	6,186,005
Fidelity Diversified International Fund	—	—	—	3,811,254
Fidelity Emerging Markets Discovery Fund	—	553	157	23,119
Fidelity Emerging Markets Fund	—	—	140	177,516
Fidelity Equity-Income Fund	92,951	—	17,436	503,966
Fidelity Europe Fund	—	3,394	73,530	5,579,595
Fidelity Floating Rate High Income Fund	—	183	1,072	50,873
Fidelity Growth & Income Portfolio	87,954	47	7,693	52,520
Fidelity Growth Discovery Fund	59,765	—	—	571,645
Fidelity Independence Fund	3,116	—	—	—
Fidelity Intermediate Bond Fund	3,170	—	16,975	—
Fidelity International Discovery Fund	—	34,913	53,100	4,638,349
Fidelity International Real Estate Fund	(2,452)	813	430	—
Fidelity International Small Cap Fund	—	75,968	11,707	3,498,854

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Notes to Financial Statements—December 31, 2013—(Continued)

Underlying Portfolio	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend Income from Underlying Portfolios	Ending Value as of December 31, 2013
Fidelity Investment Grade Bond Fund	$(5,488)	$—	$486	$—
Fidelity Japan Smaller Companies Fund	64,505	16,675	911	738,314
Fidelity Large Cap Stock Fund	114,298	164,746	59,227	10,576,691
Fidelity Low Priced Stock Fund	17,636	241,234	36,596	5,398,529
Fidelity Mega Cap Stock Fund	55,197	77,104	35,281	5,142,482
Fidelity New Millennium Fund	—	29,025	3,083	1,106,620
Fidelity Nordic Fund	—	9,532	4,398	340,288
Fidelity OTC Portfolio	48,498	534,882	3,405	1,464,819
Fidelity Real Estate Income Fund	(2,271)	498	1,048	—
Fidelity Real Estate Investment Fund	(15,297)	62	1,849	—
Fidelity Total Bond Fund	(59,433)	221,603	311,163	35,986,193
Fidelity Value Fund	106,728	7,997	42,128	4,171,220

	$576,018	$1,940,600	$905,481	$106,634,292

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2013 are as follows:

Ordinary Income	Long-Term Capital Gain	Total
$2,033,188	$1,518,289	$3,551,477

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$268,003	$402,263	$3,279,714	$—	$3,949,980

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

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Report of Independent Registered Public Accounting Firm

To the Shareholders of Pyramis Managed Risk Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pyramis Managed Risk Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the period April 19, 2013 (commencement of operations) to December 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the transfer agent. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pyramis Managed Risk Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations, the changes in its net assets, and the financial highlights for the period April 19, 2013 (commencement of operations) to December 31 2013, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class B shares of the Schroders Global Multi-Asset Portfolio returned 10.11%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 14.46%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy turned the corner as we saw a bottoming of the housing market, improvement in bank lending and a gradual rise in employment which led to a significant equity rally for U.S. stocks in 2013 with the S&P 500 Index up 32.4%. European stocks were buoyed by improved economic data and further monetary easing with the European Central Bank cutting interest rates to a historic low of 0.25%. In Japan, aggressive fiscal and monetary stimulus pushed by Prime Minister Shinzo Abe was aimed at boosting growth in the world’s third-largest economy. These actions helped maintain the Japanese equity rally through 2013. Emerging markets underperformed developed markets due to disappointing growth and a spike in interbank lending rates which raised fears of monetary tightening in China. Currency markets were largely driven by central bank policy, more so than macroeconomic and geopolitical factors. The Bank of Japan’s monetary easing and asset purchases resulted in the continued fall of the Japanese yen versus the U.S. dollar. Over the year, the U.S. dollar fell against the euro and the British pound.

In May and June, bond markets were significantly impacted when it became clear that the Federal Reserve (the “Fed”) would be ending its Quantitative Easing program sooner than many investors expected. Across all asset classes, the greatest impact was felt in areas that had benefitted the most from low interest rates. Bond markets were the primary focus for the re-pricing with the 10 year U.S. Treasury bond yield rising sharply in late spring. U.S. High Yield bonds fared better than the broad fixed income market due to the higher coupon income and virtually unchanged price in the face of falling Treasury prices. The Fed eventually pushed back on its initial statement and did not announce the move to start tapering until the December meeting.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. Schroders seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a Volatility Management Strategy aiming to cap portfolio volatility at 10% over 12-month periods.

The Portfolio had an underweight position in Fixed Income throughout the year, increasingly so as the period progressed. Furthermore, within the Fixed Income holdings, the Portfolio favored less interest-rate sensitive bonds such as High Yield. This partially protected the Portfolio but was insufficient to fully insulate the Portfolio from the interest rate sell-off that followed U.S. Federal Reserve Chairman Bernanke’s comments in May 2013. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year Interest Rate Swaps. The Portfolio’s interest rate overlay created a performance drag as rates rose during the period.

Other detractors included our small Emerging Market Debt holding, however, this allocation was reduced tactically in midyear. The Fed’s announcement in May caused significant market volatility in May and June with asset class correlations rising. The Portfolio’s strategic exposure was pre-emptively de-risked, however, it was not enough to keep the Portfolio’s volatility below its 10% threshold resulting in the Volatility Management Strategy being triggered in June 2013. The Volatility Management Strategy successfully achieved its objective of lowering the Portfolio’s volatility. However, it ended up dampening total returns as hedging positions were unwound.

The Portfolio allocated to risky assets, favoring Equities over Fixed Income during the year. This was beneficial as Equities contributed most to the Portfolio’s performance over the period. In particular, regional asset allocations to countries with central bank-generated liquidity proved helpful to overall portfolio performance as many of these markets ushered in record high equity levels. Japanese Equities, U.S. Large Cap Equities and U.S. Small Cap Equities were stand out performers, outshining most other asset classes. The Portfolio’s overweight to U.S. Equities, in particular Small Cap Equities, which benefitted from improving domestic growth was positive. The Schroders QEP Global Core portfolio realized good stock selection within the Financial sector with overweight allocations to outperforming Banks and Insurers. Stock selection in the U.S. was positive, especially within Technology and Energy. Avoiding U.S. Utilities also proved beneficial. The Portfolio maintained very low exposures to emerging markets over the year, taking tactical positions when opportunities arose. The Portfolio’s U.S. Investment Grade bond holding, which ended the year representing 26% of the Portfolio, outperformed the broad U.S. Bond market, primarily due to its underweight duration exposure and overweight to higher yielding bonds; additionally, security selection within Collateralized Mortgage Backed Securities (CMBS), Consumer Cyclicals and Financials boosted performance. In addition, the Portfolio shifted from Investment Grade Bonds to both Cash and Opportunistic asset classes, such as High Yield bonds, which bolstered performance.

Central bank-generated liquidity has been the primary driver of financial markets. For example, the Bank of Japan upped the ante by announcing one of the largest monetary injections ever by a G20 central bank. Japanese investors were then pushed to seek alternatives to their Japanese government bond holdings, supporting global bonds and forcing investors into riskier assets in a search for income. The Portfolio was well-positioned for this trend with exposure to High Yield bonds and high-yielding quality equities. These investments are generally well-supported by the relentless search for yield but we were also cognizant of rising valuations.

MIST-1

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*—(Continued)

In a world where growth is scarce, currency can be a major source of comparative advantage. While currency markets continued to be buffeted by central bank announcements, we used the opportunity to favor the developed equity markets with relatively cheap or depreciating currencies, namely the U.S., U.K. and Japan, due to the knock-on economic benefits. During the year, we had been particularly positive on the U.S. economic recovery, maintaining significant exposure to U.S. Banks, U.S. Small Caps and U.S. value stocks. In addition, the decline in the yen benefitted the Portfolio which was short the yen. On the other hand, we sought to avoid the current “losers” in the global currency wars; the Eurozone area and emerging markets. Arguably, the Eurozone presented a value opportunity but European equities had been cheap for good reason: political risks cast a shadow over the European economy and its financial markets. The handling of the Cypriot financial crisis in early 2013 set an important precedent that made the prospect of capital flight elsewhere in Europe more likely. Therefore, we believed that a deeper discount was required to entice us back into European equities. A stronger euro did not help matters. Similarly, we avoided Emerging Market-related risk and maintained limited exposure. With respect to emerging equities and commodities, this call has been correct.

All in all, central bank policy was too powerful to ignore and was the major theme of 2013. By compressing yields, central bankers encouraged investors to take more risks. We carefully focused on those areas best positioned to cope with the anemic global growth environment in 2013.

The Portfolio uses derivative instruments to adjust equity, currency and interest-rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of the December 31, 2013, the Portfolio’s allocation to Global Equities was 63% and the allocation to U.S. Investment Grade bonds was 31%. We held approximately 5% in Opportunistic asset classes, specifically, 0.4% in Emerging Market equities and almost 4.7% in High Yield bonds. The Portfolio’s cash was fully deployed, with less than 1% remaining at the end of December. The calculated volatility of the portfolio’s positioning as of year end was less than 10% per year.

Johanna Kyrklund

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroders Investment Management North Americas Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	10.11	10.81
Dow Jones Moderate Index	14.46	11.25

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception of the Class B shares is 4/23/2012. Index returns are based on an inception date of 4/23/2012.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Equity Sectors

% of Market Value of Total Investments
Financials	22.5
Information Technology	4.2
Consumer Discretionary	4.2
Industrials	3.8
Health Care	3.4

Top Fixed Income Sectors

% of Market Value of Total Investments
Cash & Cash Equivalents	26.6
Corporate Bonds & Notes	25.0
U.S. Treasury & Government Agencies	0.5
Foreign Government	0.2

MIST-3

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class B(a)	Actual	1.00%	$1,000.00	$1,089.50	$5.27
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 7 of the Notes to Consolidated Financial Statements.

MIST-4

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—30.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
BAE Systems plc	47,366	$342,313
Boeing Co. (The)	4,500	614,205
Cobham plc	23,478	106,770
General Dynamics Corp.	2,400	229,320
Honeywell International, Inc.	5,600	511,672
Kongsberg Gruppen A/S	2,272	47,751
L-3 Communications Holdings, Inc.	1,100	117,546
Lockheed Martin Corp.	3,633	540,082
Meggitt plc	17,160	150,310
National Presto Industries, Inc.	300	24,150
Northrop Grumman Corp.	3,300	378,213
Raytheon Co.	6,046	548,372
Rockwell Collins, Inc.	2,900	214,368
Ultra Electronics Holdings plc	2,251	72,119
United Technologies Corp.	7,616	866,701

		4,763,892

Air Freight & Logistics—0.1%
C.H. Robinson Worldwide, Inc.	2,200	128,348
Expeditors International of Washington, Inc.	2,100	92,925
Forward Air Corp.	1,500	65,865
Kerry Logistics Network Ltd. (a)	11,000	15,604
Oesterreichische Post AG	1,918	91,905
Singapore Post, Ltd.	87,000	91,431
United Parcel Service, Inc. - Class B	500	52,540

		538,618

Airlines—0.2%
Air New Zealand, Ltd.	48,713	65,749
Alaska Air Group, Inc.	2,300	168,751
Allegiant Travel Co.	300	31,632
Copa Holdings S.A. - Class A	1,200	192,132
Dart Group plc	6,306	25,745
Delta Air Lines, Inc.	11,200	307,664
Deutsche Lufthansa AG (a)	2,376	50,418
easyJet plc	9,364	238,405
Japan Airlines Co., Ltd.	1,700	83,874
Republic Airways Holdings, Inc. (a)	1,800	19,242
Skymark Airlines, Inc.	2,100	7,709
Spirit Airlines, Inc. (a)	900	40,869

		1,232,190

Auto Components—0.5%
Aisan Industry Co., Ltd.	1,400	13,480
Aisin Seiki Co., Ltd.	2,800	113,940
Autoliv, Inc.	2,500	229,500
Autoneum Holding AG (a)	273	41,961
BorgWarner, Inc.	5,400	301,914
Bridgestone Corp.	10,800	409,432
Chaowei Power Holdings, Ltd.	22,000	11,613
Cie Generale des Etablissements Michelin	3,508	374,354
Continental AG	1,754	384,772
Daido Metal Co., Ltd.	3,000	29,999
Delphi Automotive plc	5,900	354,767
Dorman Products, Inc. (a)	700	39,249

Auto Components—(Continued)
Exedy Corp.	1,800	52,738
FCC Co., Ltd.	3,300	65,863
G-Tekt Corp.	1,000	34,143
Gentex Corp.	2,800	92,372
GKN plc	22,442	138,928
HI-LEX Corp.	1,900	44,533
Keihin Corp.	2,200	34,158
Kinugawa Rubber Industrial Co., Ltd.	5,000	24,821
Koito Manufacturing Co., Ltd.	6,000	114,959
Magna International, Inc.	2,500	204,989
Nippon Seiki Co., Ltd.	3,000	58,054
Nissin Kogyo Co., Ltd.	2,800	59,380
Nokian Renkaat Oyj	2,888	138,946
Pacific Industrial Co., Ltd.	3,700	25,788
Piolax, Inc.	600	23,674
Plastic Omnium S.A.	3,867	108,251
Riken Corp.	8,000	34,859
Showa Corp.	3,800	61,316
Stanley Electric Co., Ltd.	4,700	107,710
Sumitomo Rubber Industries, Ltd.	3,600	51,264
Tachi-S Co., Ltd.	2,400	33,227
Tianneng Power International, Ltd.	18,000	6,630
Tokai Rika Co., Ltd.	1,100	21,920
Tokai Rubber Industries, Ltd.	1,600	15,645
Topre Corp.	4,000	59,315
Toyoda Gosei Co., Ltd.	2,300	53,591
Toyota Boshoku Corp.	2,800	34,999
TS Tech Co., Ltd.	1,900	64,154
Unipres Corp.	2,700	50,636
Valeo S.A.	1,134	125,642
Yorozu Corp.	1,300	23,792

		4,271,278

Automobiles—0.5%
Daihatsu Motor Co., Ltd.	10,000	169,632
Daimler AG	7,241	626,787
Ford Motor Co.	23,554	363,438
Fuji Heavy Industries, Ltd.	28,500	818,688
General Motors Co. (a)	7,580	309,795
Honda Motor Co., Ltd.	1,900	78,361
Isuzu Motors, Ltd.	104,000	648,425
Kia Motors Corp.	1,035	55,358
Renault S.A.	4,800	387,540
Suzuki Motor Corp.	8,800	237,032
Toyota Motor Corp.	10,800	657,207

		4,352,263

Beverages—0.4%
Anheuser-Busch InBev NV	1,529	163,028
China Tontine Wines Group, Ltd. (a)	128,000	6,616
Coca-Cola Amatil, Ltd.	8,971	96,561
Coca-Cola Central Japan Co., Ltd.	1,000	20,771
Coca-Cola Co. (The)	31,018	1,281,353
Diageo plc	5,369	177,345
Nichols plc	2,442	48,049
PepsiCo, Inc.	16,569	1,374,233

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-5

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
SABMiller plc	1,174	$60,459
Tibet 5100 Water Resources Holdings, Ltd.	23,000	9,086

		3,237,501

Biotechnology—0.3%
Actelion, Ltd. (a)	2,478	210,063
Amgen, Inc.	7,000	799,120
BioGaia AB - B Shares	534	21,043
Biogen Idec, Inc. (a)	600	167,850
Celgene Corp. (a)	1,100	185,856
Cubist Pharmaceuticals, Inc. (a)	700	48,209
Gilead Sciences, Inc. (a)	6,500	488,475
Myriad Genetics, Inc. (a)	2,700	56,646
Novozymes A/S - B Shares	2,567	108,595
PDL BioPharma, Inc.	6,300	53,172
United Therapeutics Corp. (a)	1,100	124,388

		2,263,417

Building Products—0.1%
Aica Kogyo Co., Ltd.	3,700	73,214
Asahi Glass Co., Ltd.	18,000	112,003
Assa Abloy AB - Class B	977	51,798
Central Glass Co., Ltd.	11,000	36,597
Cie de St-Gobain	8,957	495,069
Sekisui Jushi Corp.	3,000	42,633
Takasago Thermal Engineering Co., Ltd.	2,000	16,935

		828,249

Capital Markets—0.7%
Aberdeen Asset Management plc	11,375	94,729
Aizawa Securities Co., Ltd.	3,600	31,339
American Capital, Ltd. (a)	3,200	50,048
ARA Asset Management, Ltd.	9,900	14,602
Arlington Asset Investment Corp. - Class A	600	15,834
Ashmore Group plc	13,307	88,964
Azimut Holding S.p.A.	4,427	122,083
Calamos Asset Management, Inc. - Class A	900	10,656
Capital Southwest Corp.	1,200	41,844
Credit Suisse Group AG (a)	16,760	514,563
Daiwa Securities Group, Inc.	46,000	460,673
Deutsche Bank AG	15,104	720,667
Diamond Hill Investment Group, Inc.	300	35,502
Evercore Partners, Inc. - Class A	1,400	83,692
Federated Investors, Inc. - Class B	5,700	164,160
Franklin Resources, Inc.	2,300	132,779
Gimv NV	778	40,658
Goldman Sachs Group, Inc. (The)	5,000	886,300
HFF, Inc. - Class A (a)	1,600	42,960
Ichiyoshi Securities Co., Ltd.	2,600	43,548
IGM Financial, Inc.	2,300	121,447
Invesco, Ltd.	8,789	319,920
Kyokuto Securities Co., Ltd.	1,400	28,448
Macquarie Group, Ltd.	5,679	280,059
Mediobanca S.p.A. (a)	15,616	137,402
Mito Securities Co., Ltd.	5,000	24,531

Capital Markets—(Continued)
Morgan Stanley	14,000	439,040
Northern Trust Corp.	3,500	216,615
PennantPark Investment Corp.	6,200	71,920
Platinum Asset Management, Ltd.	10,648	65,536
T. Rowe Price Group, Inc.	3,900	326,703
Tetragon Financial Group, Ltd.	2,330	23,322
Tokai Tokyo Financial Holdings, Inc.	11,000	106,682
Triangle Capital Corp.	1,000	27,650
Tullett Prebon plc	12,073	75,318
UBS AG (a)	4,218	80,354
Waddell & Reed Financial, Inc. - Class A	2,200	143,264

		6,083,812

Chemicals—1.2%
ADEKA Corp.	2,300	25,361
Agrium, Inc.	3,500	320,165
Air Products & Chemicals, Inc.	4,224	472,159
Albemarle Corp.	2,800	177,492
Ashland, Inc.	3,288	319,068
BASF SE	6,032	643,221
Carlit Holdings Co., Ltd. (a)	2,600	12,406
CF Industries Holdings, Inc.	2,432	566,753
China Sanjiang Fine Chemicals Co., Ltd.	33,000	16,824
China Steel Chemical Corp.	3,000	16,538
Chugoku Marine Paints, Ltd.	3,000	15,917
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	18,253
Dow Chemical Co. (The)	11,915	529,026
E.I. du Pont de Nemours & Co.	9,821	638,070
Eastman Chemical Co.	4,083	329,498
FutureFuel Corp.	3,100	48,980
Israel Chemicals, Ltd.	24,295	202,452
JSP Corp.	1,600	24,369
JSR Corp.	2,800	54,293
K&S AG	22,861	704,011
Kaneka Corp.	6,000	39,420
Konishi Co., Ltd.	900	16,881
LyondellBasell Industries NV - Class A	10,329	829,212
Mitsubishi Chemical Holdings Corp.	27,000	124,926
Monsanto Co.	2,927	341,142
Mosaic Co. (The)	7,966	376,553
NewMarket Corp.	400	133,660
Nihon Parkerizing Co., Ltd.	1,000	20,875
Nippon Kayaku Co., Ltd.	5,000	71,134
Nippon Paint Co., Ltd.	6,000	99,861
Nippon Pillar Packing Co., Ltd.	1,000	6,891
Nissan Chemical Industries, Ltd.	8,000	127,229
Olin Corp.	3,300	95,205
Potash Corp. of Saskatchewan, Inc.	18,170	599,024
PPG Industries, Inc.	2,676	507,530
Praxair, Inc.	480	62,414
Sanyo Chemical Industries, Ltd.	4,000	27,434
Sherwin-Williams Co. (The)	500	91,750
Shikoku Chemicals Corp.	2,000	15,146
Shin-Etsu Chemical Co., Ltd.	3,700	216,351
Syngenta AG	532	212,075

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-6

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Teijin, Ltd.	7,000	$15,598
Tenma Corp.	1,000	15,658
Terra Nitrogen Co. L.P.	400	56,440
Toagosei Co., Ltd.	12,000	51,417
Tokai Carbon Co., Ltd.	6,000	20,950
Tokyo Ohka Kogyo Co., Ltd.	2,900	62,081
Toyo Ink SC Holdings Co., Ltd.	7,000	34,603
Victrex plc	2,087	63,766
Yara International ASA	5,578	240,988

		9,711,070

Commercial Banks—2.1%
1st Source Corp.	500	15,970
Australia & New Zealand Banking Group, Ltd.	7,227	208,051
Awa Bank, Ltd. (The)	6,000	30,056
Banca Carige S.p.A. (a)	28,590	17,573
Banca Monte dei Paschi di Siena S.p.A. (a)	123,727	30,033
Banca Piccolo Credito Valtellinese Scarl (a)	10,576	20,006
Banca Popolare dell’Emilia Romagna S.c.r.l. (a)	2,817	27,015
Banca Popolare di Milano Scarl (a)	28,831	18,135
Banco Bilbao Vizcaya Argentaria S.A.	74,172	919,020
Banco Espirito Santo S.A. (a)	70,520	100,887
Banco Popolare SC (a)	24,922	48,093
Banco Popular Espanol S.A. (a)	17,659	106,620
Banco Santander S.A.	81,116	732,016
Bank Hapoalim B.M.	42,618	239,084
Bank Leumi Le-Israel B.M. (a)	57,269	234,126
Bank of East Asia, Ltd.	58,000	245,916
Bank of Nova Scotia	900	56,283
Bank of Okinawa, Ltd. (The)	500	19,834
Bank of Yokohama, Ltd. (The)	38,000	212,174
Barclays plc	110,497	499,954
BNP Paribas S.A.	13,083	1,024,434
CaixaBank	71,552	372,933
Chiba Bank, Ltd. (The)	25,000	168,952
Chiba Kogyo Bank, Ltd. (The) (a)	2,300	17,036
Chugoku Bank, Ltd. (The)	8,000	101,593
Citizens & Northern Corp.	700	14,441
Comerica, Inc.	10,182	484,052
Commerzbank AG (a)	9,409	151,636
Commonwealth Bank of Australia	1,926	134,199
Credit Agricole S.A. (a)	13,598	174,783
Dah Sing Banking Group, Ltd.	20,000	35,140
Dah Sing Financial Holdings, Ltd.	11,200	64,445
First Citizens BancShares, Inc. - Class A	600	133,578
First Financial Corp.	300	10,968
First International Bank of Israel, Ltd.	1,434	23,745
Fukui Bank, Ltd. (The)	5,000	11,595
Gunma Bank, Ltd. (The)	18,000	100,687
Hachijuni Bank, Ltd. (The)	23,000	134,288
Higo Bank, Ltd. (The)	9,000	49,500
Hiroshima Bank, Ltd. (The)	7,000	29,021
Hokkoku Bank, Ltd. (The)	5,000	17,922
HSBC Holdings plc	153,108	1,678,136
Hyakugo Bank, Ltd. (The)	5,000	20,015
International Bancshares Corp.	1,200	31,668

Commercial Banks—(Continued)
Intesa Sanpaolo S.p.A.	128,751	319,619
Israel Discount Bank, Ltd. - Class A (a)	73,040	139,649
Iyo Bank, Ltd. (The)	13,000	127,656
Juroku Bank, Ltd. (The)	5,000	18,359
Kagoshima Bank, Ltd. (The)	8,000	50,920
Keiyo Bank, Ltd. (The)	8,000	38,553
KeyCorp	25,300	339,526
Lloyds Banking Group plc (a)	24,423	31,923
Mitsubishi UFJ Financial Group, Inc.	123,400	815,928
Mizuho Financial Group, Inc.	40,400	87,498
National Australia Bank, Ltd.	2,212	69,054
Natixis	4,304	25,417
Nishi-Nippon City Bank, Ltd. (The)	12,000	32,348
OFG Bancorp	2,800	48,552
PNC Financial Services Group, Inc. (The)	2,500	193,950
Popular, Inc. (a)	400	11,492
Raiffeisen Bank International AG	3,215	113,493
Regions Financial Corp.	32,323	319,674
Republic Bancorp, Inc. - Class A	500	12,270
Resona Holdings, Inc.	47,100	240,236
Royal Bank of Canada	1,600	107,560
Royal Bank of Scotland Group plc (a)	49,693	279,751
San-In Godo Bank, Ltd. (The)	10,000	71,842
Shiga Bank, Ltd. (The)	6,000	31,563
Shizuoka Bank, Ltd. (The)	19,000	203,254
Societe Generale S.A.	8,552	499,415
SpareBank 1 SMN	10,449	94,836
SpareBank 1 SR Bank ASA	9,884	98,275
Standard Chartered plc	23,458	528,551
Sumitomo Mitsui Financial Group, Inc.	13,600	702,325
Sumitomo Mitsui Trust Holdings, Inc.	132,000	697,342
SunTrust Banks, Inc.	8,648	318,333
Toronto-Dominion Bank (The)	1,000	94,243
U.S. Bancorp	1,700	68,680
UniCredit S.p.A.	43,769	325,917
Unione di Banche Italiane SCPA	11,573	79,031
Valiant Holding	517	46,269
Wells Fargo & Co.	25,300	1,148,620
Westpac Banking Corp.	3,289	95,516

		17,293,053

Commercial Services & Supplies—0.1%
Berendsen plc	1,957	30,463
Cabcharge Australia, Ltd.	2,996	10,679
Cintas Corp.	3,900	232,401
Collection House, Ltd.	9,346	15,696
Dai Nippon Printing Co., Ltd.	5,000	53,132
Deluxe Corp.	2,400	125,256
Duskin Co., Ltd.	1,400	26,545
Intrum Justitia AB	2,597	72,909
Matsuda Sangyo Co., Ltd.	1,100	14,724
Mineral Resources, Ltd.	7,472	79,223
Mitie Group plc	12,173	64,120
Moshi Moshi Hotline, Inc.	2,250	24,110
NAC Co., Ltd.	1,200	18,952
Nippon Parking Development Co., Ltd.	233	18,034

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-7

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies—(Continued)
Pitney Bowes, Inc.	3,400	$79,220
Securitas AB - B Shares	2,581	27,502
Societe BIC S.A.	774	94,870
Toppan Forms Co., Ltd.	1,400	12,841
Toppan Printing Co., Ltd.	6,000	48,067
Transcontinental, Inc. - Class A	4,300	59,182
U.S. Ecology, Inc.	1,000	37,190

		1,145,116

Communications Equipment—0.4%
Blackberry, Ltd. (a)	13,400	99,656
Brocade Communications Systems, Inc. (a)	9,900	87,813
Cisco Systems, Inc.	45,400	1,019,230
Codan, Ltd.	4,671	4,684
Harris Corp.	3,400	237,354
InterDigital, Inc.	600	17,694
Ituran Location and Control, Ltd.	1,362	29,723
Nolato AB - B Shares	877	20,058
Pace plc	11,528	60,945
Plantronics, Inc.	1,400	65,030
QUALCOMM, Inc.	14,021	1,041,059
Spirent Communications plc	8,440	14,477
Telefonaktiebolaget LM Ericsson - B Shares	33,072	404,989

		3,102,712

Computers & Peripherals—0.8%
Apple, Inc.	7,412	4,158,947
Asustek Computer, Inc.	3,000	27,013
Elecom Co., Ltd.	600	7,482
EMC Corp.	24,200	608,630
Hewlett-Packard Co.	33,788	945,388
Japan Digital Laboratory Co., Ltd.	3,100	43,467
Lexmark International, Inc. - Class A	2,200	78,144
NetApp, Inc.	7,400	304,436
Seagate Technology plc	6,100	342,576
Simplo Technology Co., Ltd.	4,000	17,736
Western Digital Corp.	4,500	377,550

		6,911,369

Construction & Engineering—0.2%
Ausdrill, Ltd.	4,930	4,560
Ausgroup, Ltd. (a)	21,000	3,149
Bouygues S.A.	5,553	210,567
Cardno, Ltd.	5,697	35,186
Decmil Group, Ltd.	3,097	6,859
Forge Group, Ltd.	2,456	3,821
Interserve plc	6,723	69,386
JGC Corp.	5,000	196,387
Kandenko Co., Ltd.	3,000	16,914
Kinden Corp.	10,000	104,520
Leighton Holdings, Ltd.	10,378	150,046
MACA, Ltd.	10,971	25,771
Macmahon Holdings, Ltd. (a)	38,458	5,015
Maeda Road Construction Co., Ltd.	2,000	32,887
Monadelphous Group, Ltd.	5,493	91,532

Construction & Engineering—(Continued)
NCC AB - B Shares	3,701	121,060
NRW Holdings, Ltd.	5,893	7,245
RCR Tomlinson, Ltd.	8,422	27,610
Sanki Engineering Co., Ltd.	3,000	18,890
Seikitokyu Kogyo Co., Ltd. (a)	17,000	23,229
Sumitomo Densetsu Co., Ltd.	1,200	17,285
Taihei Dengyo Kaisha, Ltd.	2,000	12,488
Vinci S.A.	7,306	481,421

		1,665,828

Construction Materials—0.0%
Adelaide Brighton, Ltd.	23,141	76,060
China Shanshui Cement Group, Ltd.	21,000	9,062
Imerys S.A.	1,400	122,102

		207,224

Consumer Finance—0.2%
American Express Co.	2,300	208,679
Capital One Financial Corp.	6,700	513,287
Cash America International, Inc.	500	19,150
Discover Financial Services	7,900	442,005
Ezcorp, Inc. - Class A (a)	3,900	45,591
First Cash Financial Services, Inc. (a)	400	24,736
Nicholas Financial, Inc.	900	14,166
Portfolio Recovery Associates, Inc. (a)	1,000	52,840
World Acceptance Corp. (a)	200	17,506

		1,337,960

Containers & Packaging—0.1%
Aptargroup, Inc.	2,500	169,525
Mayr Melnhof Karton AG	330	40,995
Packaging Corp. of America	2,400	151,872
Rengo Co., Ltd.	8,000	48,245
Rock-Tenn Co. - Class A	3,163	332,147
Smurfit Kappa Group plc	2,469	60,805
Sonoco Products Co.	3,500	146,020
Toyo Seikan Group Holdings, Ltd.	5,000	107,637

		1,057,246

Distributors—0.1%
Breville Group, Ltd.	4,914	39,197
Canon Marketing Japan, Inc.	1,300	18,147
Doshisha Co., Ltd.	800	11,275
Genuine Parts Co.	3,200	266,208
Jardine Cycle & Carriage, Ltd.	3,000	85,722

		420,549

Diversified Consumer Services—0.0%
American Public Education, Inc. (a)	300	13,041
Best Bridal, Inc.	1,400	8,842
Capella Education Co.	400	26,576
Grand Canyon Education, Inc. (a)	700	30,520
H&R Block, Inc.	6,100	177,144
ITT Educational Services, Inc. (a)	600	20,148
Meiko Network Japan Co., Ltd.	1,100	11,772

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-8

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—(Continued)
Navitas, Ltd.	11,374	$65,528
Studio Alice Co., Ltd.	700	9,215

		362,786

Diversified Financial Services—0.8%
Bank of America Corp.	108,065	1,682,572
Berkshire Hathaway, Inc. - Class B (a)	1,500	177,840
CBOE Holdings, Inc.	1,900	98,724
Citigroup, Inc.	31,804	1,657,306
Exor S.p.A.	3,554	141,689
First Pacific Co., Ltd.	88,000	100,561
Fuyo General Lease Co., Ltd.	1,300	50,922
Industrivarden AB - A Shares	1,443	29,570
Industrivarden AB - C Shares	6,746	128,628
ING Groep NV (a)	27,326	382,117
IntercontinentalExchange Group, Inc.	300	67,476
Investor AB - B Shares	9,036	311,787
JPMorgan Chase & Co.	27,500	1,608,200
MarketAxess Holdings, Inc.	700	46,809
McGraw Hill Financial, Inc.	3,000	234,600
MSCI, Inc. (a)	900	39,348
RHJ International (a)	2,365	12,004
Ricoh Leasing Co., Ltd.	1,400	41,520
Sofina S.A.	759	86,456

		6,898,129

Diversified Telecommunication Services—0.6%
AT&T, Inc.	28,293	994,782
BCE, Inc.	2,100	90,939
Belgacom S.A.	7,510	222,188
Bezeq The Israeli Telecommunication Corp., Ltd.	106,827	181,065
BT Group plc	11,405	71,810
Elisa Oyj	5,651	149,865
iiNET, Ltd.	10,404	60,687
Inteliquent, Inc.	3,400	38,828
Iridium Communications, Inc. (a)	2,500	15,650
Koninklijke KPN NV (a)	96,757	313,000
M2 Telecommunications Group, Ltd.	10,075	56,417
Nippon Telegraph & Telephone Corp.	1,400	75,357
Singapore Telecommunications, Ltd.	39,000	112,801
Swisscom AG	304	160,758
Telecom Italia S.p.A.	494,337	491,919
Telefonica S.A.	1,760	28,731
Telekomunikasi Indonesia Persero Tbk PT	332,500	58,912
Telenor ASA	13,825	330,138
Telstra Corp., Ltd.	58,973	276,507
TPG Telecom, Ltd.	19,814	94,375
Turk Telekomunikasyon A/S	18,115	50,328
Verizon Communications, Inc.	18,762	921,965
Ziggo NV	5,542	253,635

		5,050,657

Electric Utilities—0.1%
American Electric Power Co., Inc.	1,146	53,564
CEZ A/S	881	22,993

Electric Utilities—(Continued)
Cia Paranaense de Energia (ADR)	1,200	15,768
Duke Energy Corp.	1,033	71,287
Enel S.p.A.	26,030	114,039
EVN AG	4,052	64,339
Exelon Corp.	1,500	41,085
Fortum Oyj	6,945	158,994
NextEra Energy, Inc.	1,687	144,441
PGE S.A.	12,762	69,025
Red Electrica Corp. S.A.	3,371	225,359
Southern Co. (The)	1,620	66,598
SSE plc	4,137	94,078
Tauron Polska Energia S.A.	21,841	31,665

		1,173,235

Electrical Equipment—0.4%
ABB, Ltd. (a)	5,780	152,704
Alstom S.A.	15,372	561,616
Babcock & Wilcox Co. (The)	5,300	181,207
Eaton Corp. plc	364	27,708
Emerson Electric Co.	9,584	672,605
EnerSys, Inc.	1,600	112,144
Hubbell, Inc. - Class B	1,300	141,570
Legrand S.A.	5,604	309,033
Nitto Kogyo Corp.	1,500	25,423
OSRAM Licht AG (a)	30	1,695
Rockwell Automation, Inc.	2,900	342,664
Schneider Electric S.A.	4,925	432,274

		2,960,643

Electronic Equipment, Instruments & Components—0.3%
Ai Holdings Corp.	1,600	19,975
Amphenol Corp. - Class A	2,100	187,278
Barco NV	445	34,730
Canon Electronics, Inc.	2,600	47,924
Corning, Inc.	34,574	616,109
Delta Electronics Thailand plc	11,900	19,375
Dolby Laboratories, Inc. - Class A (a)	2,200	84,832
Domino Printing Sciences plc	3,948	50,111
Elematec Corp.	700	10,900
Evertz Technologies, Ltd.	2,100	30,405
FLIR Systems, Inc.	5,100	153,510
FUJIFILM Holdings Corp.	9,500	269,768
Hakuto Co., Ltd.	1,400	13,984
Halma plc	10,005	100,085
Hoya Corp.	2,900	80,713
Kanematsu Electronics, Ltd.	800	10,094
LEM Holding S.A.	30	23,472
Nippon Electric Glass Co., Ltd.	18,000	94,596
Ryoden Trading Co., Ltd.	2,000	13,640
Spectris plc	2,190	92,940
TDK Corp.	7,000	336,031
TE Connectivity, Ltd.	7,500	413,325
Tech Data Corp. (a)	600	30,960

		2,734,757

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-9

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—0.5%
AMEC plc	6,539	$118,087
Baker Hughes, Inc.	5,805	320,784
C&J Energy Services, Inc. (a)	2,500	57,750
Diamond Offshore Drilling, Inc.	2,600	147,992
Ensco plc - Class A	5,600	320,208
Ensign Energy Services, Inc.	7,200	113,397
Essential Energy Services Trust (a)	4,100	11,270
Fred Olsen Energy ASA	2,835	115,661
Fugro NV	2,972	177,781
Helmerich & Payne, Inc.	6,882	578,639
Kvaerner ASA	5,816	11,070
Nabors Industries, Ltd.	2,400	40,776
National Oilwell Varco, Inc.	3,885	308,974
Noble Corp. plc	8,247	309,015
Pason Systems, Inc.	3,100	67,063
Patterson-UTI Energy, Inc.	2,000	50,640
ProSafe SE	3,866	29,832
RPC, Inc.	3,200	57,120
Savanna Energy Services Corp.	1,900	15,204
Schlumberger, Ltd.	5,500	495,605
Seadrill, Ltd.	6,280	257,406
Shinko Plantech Co., Ltd.	1,400	10,886
TGS Nopec Geophysical Co. ASA	3,246	86,460
WorleyParsons, Ltd.	6,953	103,100

		3,804,720

Food & Staples Retailing—0.5%
Ain Pharmaciez, Inc.	700	34,391
Amsterdam Commodities NV	982	22,362
Arcs Co., Ltd.	1,000	19,168
Axfood AB	1,327	66,591
Booker Group plc	21,343	57,648
Casino Guichard Perrachon S.A.	247	28,551
Cocokara fine, Inc.	1,100	28,981
Colruyt S.A.	2,635	147,373
Costco Wholesale Corp.	1,100	130,911
CREATE SD HOLDINGS Co., Ltd.	400	13,842
CVS Caremark Corp.	4,400	314,908
Delhaize Group S.A.	2,162	128,817
FamilyMart Co., Ltd.	2,000	91,385
Greggs plc	6,045	43,215
Itochu-Shokuhin Co., Ltd.	300	9,778
Jean Coutu Group PJC, Inc. (The) - Class A	3,400	58,926
Kato Sangyo Co., Ltd.	1,000	18,249
Koninklijke Ahold NV	13,961	250,675
Kroger Co. (The)	2,400	94,872
Majestic Wine plc	1,467	13,083
Metro, Inc.	1,200	73,316
Ministop Co., Ltd.	900	14,058
San-A Co., Ltd.	600	16,408
Sligro Food Group NV	580	22,499
Sogo Medical Co., Ltd.	500	19,051
Sundrug Co., Ltd.	1,200	53,702
TESCO plc	29,244	161,960
Tsuruha Holdings, Inc.	800	73,530
Valor Co., Ltd.	1,000	13,224

Food & Staples Retailing—(Continued)
Wal-Mart Stores, Inc.	12,421	977,409
Walgreen Co.	3,297	189,380
Welcia Holdings Co., Ltd.	900	47,068
Wesfarmers, Ltd.	1,339	52,739
WM Morrison Supermarkets plc	43,878	190,027
Woolworths, Ltd.	15,329	463,441

		3,941,538

Food Products—0.6%
Asian Citrus Holdings, Ltd.	73,591	19,958
Cranswick plc	2,619	51,658
Danone S.A.	10,627	766,639
Devro plc	17,984	85,782
General Mills, Inc.	7,987	398,631
Hormel Foods Corp.	3,800	171,646
J&J Snack Foods Corp.	1,000	88,590
Kenko Mayonnaise Co., Ltd.	1,900	16,228
Lancaster Colony Corp.	900	79,335
McCormick & Co., Inc.	1,500	103,380
Mitsui Sugar Co., Ltd.	3,000	11,534
Mondelez International, Inc. - Class A	2,078	73,354
Nestle S.A.	18,927	1,389,392
Prima Meat Packers, Ltd.	9,000	16,598
Saputo, Inc.	3,900	177,662
Shenguan Holdings Group, Ltd.	118,000	52,726
Suedzucker AG	4,736	127,841
Tassal Group, Ltd.	7,408	21,831
Toyo Suisan Kaisha, Ltd.	6,000	180,384
Unilever NV	19,043	768,867
Unilever plc	12,872	527,987
Viscofan S.A.	2,737	156,016
Warabeya Nichiyo Co., Ltd.	400	7,243

		5,293,282

Gas Utilities—0.1%
Enagas S.A.	7,316	191,523
Gas Natural SDG S.A.	11,966	308,763

		500,286

Health Care Equipment & Supplies—0.6%
Abbott Laboratories	18,208	697,913
Atrion Corp.	100	29,625
Baxter International, Inc.	8,228	572,258
Becton Dickinson & Co.	2,700	298,323
BioMerieux	246	25,815
C.R. Bard, Inc.	1,700	227,698
Covidien plc	974	66,329
DiaSorin S.p.A.	3,251	152,602
Essilor International S.A.	359	38,248
Fukuda Denshi Co., Ltd.	600	24,480
Hogy Medical Co., Ltd.	600	31,606
Masimo Corp. (a)	1,500	43,845
Medtronic, Inc.	15,257	875,599
Smith & Nephew plc	17,292	246,604
St. Jude Medical, Inc.	7,700	477,015

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-10

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
STERIS Corp.	600	$28,830
Stryker Corp.	6,000	450,840
Techno Medica Co., Ltd.	600	12,073
Varian Medical Systems, Inc. (a)	3,000	233,070
Zimmer Holdings, Inc.	4,300	400,717

		4,933,490

Health Care Providers & Services—0.4%
Aetna, Inc.	600	41,154
Amsurg Corp. (a)	3,000	137,760
Bio-Reference Labs, Inc. (a)	2,900	74,066
Chemed Corp.	900	68,958
Cigna Corp.	300	26,244
Corvel Corp. (a)	1,800	84,060
HCA Holdings, Inc. (a)	12,014	573,188
Humana, Inc.	200	20,644
Laboratory Corp. of America Holdings (a)	2,700	246,699
Magellan Health Services, Inc. (a)	600	35,946
Medical Facilities Corp.	1,100	18,577
MEDNAX, Inc. (a)	3,400	181,492
Miraca Holdings, Inc.	4,300	202,809
National Research Corp. - Class B	350	12,148
Nichii Gakkan Co.	1,400	11,229
Owens & Minor, Inc.	1,700	62,152
Quest Diagnostics, Inc.	4,600	246,284
Ramsay Health Care, Ltd.	3,345	129,513
Select Medical Holdings Corp.	6,400	74,304
Tokai Corp.	1,400	40,914
U.S. Physical Therapy, Inc.	1,700	59,942
UnitedHealth Group, Inc.	8,800	662,640

		3,010,723

Health Care Technology—0.0%
Computer Programs & Systems, Inc.	1,100	67,991
Quality Systems, Inc.	1,500	31,590

		99,581

Hotels, Restaurants & Leisure—0.5%
Betsson AB (a)	613	19,471
Cheesecake Factory, Inc. (The)	1,200	57,924
Compass Group plc	21,339	342,146
Cracker Barrel Old Country Store, Inc.	400	44,028
Flight Centre Travel Group, Ltd.	2,192	93,093
Hiday Hidaka Corp.	800	16,595
International Game Technology	26,300	477,608
Interval Leisure Group, Inc.	1,700	52,530
Ladbrokes plc	24,618	72,982
McDonald’s Corp.	10,573	1,025,898
MGM China Holdings, Ltd.	16,400	70,450
NagaCorp, Ltd.	64,000	67,658
OPAP S.A.	8,257	109,937
Paddy Power plc	1,376	117,604
Papa John’s International, Inc.	400	18,160
Restaurant Group plc	6,422	63,154
REXLot Holdings, Ltd.	150,000	20,342

Hotels, Restaurants & Leisure—(Continued)
Royal Caribbean Cruises, Ltd.	7,005	332,177
SJM Holdings, Ltd.	72,000	242,842
St. Marc Holdings Co., Ltd.	300	14,336
Starbucks Corp.	2,100	164,619
Texas Roadhouse, Inc.	2,000	55,600
Tim Hortons, Inc.	3,500	204,330
Unibet Group plc	1,003	48,411
William Hill plc	23,284	154,997
Yum! Brands, Inc.	881	66,612

		3,953,504

Household Durables—0.3%
DR Horton, Inc.	16,015	357,455
Fleetwood Corp., Ltd.	1,051	2,994
Fujitsu General, Ltd.	6,000	64,033
Garmin, Ltd.	2,700	124,794
GUD Holdings, Ltd.	1,179	6,065
JM AB	3,302	93,693
Leggett & Platt, Inc.	5,000	154,700
Lennar Corp. - Class A	8,691	343,816
Pressance Corp.	500	14,668
Sanyo Housing Nagoya Co., Ltd.	1,000	11,116
SEB S.A.	1,354	122,641
Sony Corp.	17,000	293,622
Toa Corp.	2,000	19,651
Toll Brothers, Inc. (a)	9,292	343,804
Tupperware Brands Corp.	1,400	132,342
Whirlpool Corp.	2,057	322,661

		2,408,055

Household Products—0.4%
Clorox Co. (The)	1,600	148,416
Colgate-Palmolive Co.	2,101	137,006
Energizer Holdings, Inc.	1,600	173,184
Kimberly-Clark Corp.	5,795	605,346
Orchids Paper Products Co.	600	19,704
Procter & Gamble Co. (The)	14,349	1,168,152
Reckitt Benckiser Group plc	9,419	749,909

		3,001,717

Independent Power Producers & Energy Traders—0.0%
Tractebel Energia S.A.	1,500	22,864

Industrial Conglomerates—0.4%
3M Co.	7,332	1,028,313
General Electric Co.	54,400	1,524,832
Hopewell Holdings, Ltd.	26,500	89,950
Reunert, Ltd.	2,202	14,458
Sembcorp Industries, Ltd.	30,000	130,691
Siemens AG	1,958	267,529
Smiths Group plc	13,400	329,507

		3,385,280

Insurance—1.6%
ACE, Ltd.	5,200	538,356

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-11

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Aegon NV	62,946	$594,266
Aflac, Inc.	8,200	547,760
Ageas	4,785	204,281
AIA Group, Ltd.	23,400	117,967
Allianz SE	1,338	240,002
Allied World Assurance Co. Holdings AG	900	101,529
American Equity Investment Life Holding Co.	4,600	121,348
American Financial Group, Inc.	4,000	230,880
American International Group, Inc.	19,551	998,079
Amlin plc	23,549	179,613
Amtrust Financial Services, Inc.	1,650	53,938
April	795	16,058
Arch Capital Group, Ltd. (a)	800	47,752
Aspen Insurance Holdings, Ltd.	2,000	82,620
Assured Guaranty, Ltd.	5,900	139,181
AXA S.A.	12,164	339,293
Axis Capital Holdings, Ltd.	3,500	166,495
Beazley plc	37,415	168,904
Catlin Group, Ltd.	16,036	154,747
Chesnara plc	7,256	38,632
Chubb Corp. (The)	5,300	512,139
CNA Financial Corp.	3,100	132,959
CNO Financial Group, Inc.	7,300	129,137
CNP Assurances	11,302	231,738
Endurance Specialty Holdings, Ltd.	2,800	164,276
FBL Financial Group, Inc. - Class A	1,500	67,185
Generali Deutschland Holding AG	165	25,470
Genworth Financial, Inc. - Class A (a)	3,100	48,143
Hannover Rueck SE	2,905	250,894
Hartford Financial Services Group, Inc.	8,631	312,701
HCC Insurance Holdings, Inc.	4,100	189,174
HCI Group, Inc.	1,000	53,500
Helvetia Holding AG	349	175,153
Hiscox, Ltd.	16,978	195,538
Horace Mann Educators Corp.	3,800	119,852
Jardine Lloyd Thompson Group plc	5,555	93,877
Lancashire Holdings, Ltd.	3,153	42,353
Legal & General Group plc	98,217	362,410
Lincoln National Corp.	10,640	549,237
Mapfre S.A.	136,678	586,676
Marsh & McLennan Cos., Inc.	5,500	265,980
MBIA, Inc. (a)	7,900	94,326
Montpelier Re Holdings, Ltd.	3,800	110,580
Muenchener Rueckversicherungs AG	1,068	235,381
National Western Life Insurance Co. - Class A	200	44,710
Navigators Group, Inc. (The) (a)	600	37,896
Novae Group plc	2,006	20,881
PartnerRe, Ltd.	2,400	253,032
Platinum Underwriters Holdings, Ltd.	2,000	122,560
Power Financial Corp.	4,000	135,561
Primerica, Inc.	2,200	94,402
Principal Financial Group, Inc.	700	34,517
ProAssurance Corp.	3,300	159,984
Protective Life Corp.	2,600	131,716
RenaissanceRe Holdings, Ltd.	2,300	223,882
Sampo Oyj - A Shares	6,509	321,249
SCOR SE	4,035	147,504

Insurance—(Continued)
Societa Cattolica di Assicurazioni S.c.r.l.	1,209	32,823
Sony Financial Holdings, Inc.	8,889	161,930
StanCorp Financial Group, Inc.	1,100	72,875
Standard Life plc	50,602	301,523
Swiss Life Holding AG (a)	416	86,582
Symetra Financial Corp.	6,800	128,928
Torchmark Corp.	3,700	289,155
Universal Insurance Holdings, Inc.	4,000	57,920
Unum Group	6,300	221,004
Vaudoise Assurances Holding S.A.	37	15,933

		13,126,947

Internet & Catalog Retail—0.1%
Amazon.com, Inc. (a)	800	319,032
PetMed Express, Inc.	900	14,967
priceline.com, Inc. (a)	200	232,480
Webjet, Ltd.	2,949	8,351

		574,830

Internet Software & Services—0.3%
Dena Co., Ltd.	4,900	103,175
Dice Holdings, Inc. (a)	1,600	11,600
eBay, Inc. (a)	8,500	466,565
Facebook, Inc. - Class A (a)	4,100	224,106
Google, Inc. - Class A (a)	1,600	1,793,136
Gree, Inc.	8,700	85,991
j2 Global, Inc.	1,900	95,019
NIFTY Corp.	700	8,050
Sohu.com, Inc. (a)	400	29,172
SUNeVision Holdings, Ltd.	49,000	14,117
Travelzoo, Inc. (a)	600	12,792

		2,843,723

IT Services—0.7%
Accenture plc - Class A	6,600	542,652
Alten S.A.	1,217	55,335
Automatic Data Processing, Inc.	3,297	266,431
Booz Allen Hamilton Holding Corp.	4,900	93,835
Broadridge Financial Solutions, Inc.	3,500	138,320
CACI International, Inc. - Class A (a)	1,100	80,542
Computer Sciences Corp.	900	50,292
HIQ International AB (a)	3,002	18,482
Ines Corp.	2,100	13,786
Infocom Corp.	2,400	21,677
International Business Machines Corp.	8,120	1,523,068
Iress, Ltd.	5,277	44,570
Jack Henry & Associates, Inc.	1,300	76,973
MasterCard, Inc. - Class A	300	250,638
NEC Fielding, Ltd.	1,600	17,825
NeuStar, Inc. - Class A (a)	2,200	109,692
Obic Co., Ltd.	3,400	100,347
Paychex, Inc.	6,800	309,604
SMS Management & Technology, Ltd.	1,710	6,094
Syntel, Inc. (a)	500	45,475
Teradata Corp. (a)	4,600	209,254

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-12

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Tieto Oyj	1,505	$34,048
TKC Corp.	1,300	22,101
Total System Services, Inc.	5,600	186,368
Transcosmos, Inc.	1,700	32,599
Visa, Inc. - Class A	2,293	510,605
Western Union Co. (The)	35,788	617,343

		5,377,956

Leisure Equipment & Products—0.1%
Arctic Cat, Inc.	700	39,886
Fields Corp.	1,100	21,247
Hasbro, Inc.	3,800	209,038
Heiwa Corp.	2,600	42,113
Kimoto Co., Ltd.	2,400	22,295
Mattel, Inc.	7,000	333,060
Namco Bandai Holdings, Inc.	9,200	204,377
Polaris Industries, Inc.	700	101,948
Universal Entertainment Corp.	600	11,079

		985,043

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	3,200	183,008
Bruker Corp. (a)	1,900	37,563
CMIC Holdings Co., Ltd.	800	10,358
Covance, Inc. (a)	600	52,836
EPS Corp.	6	7,881
Gerresheimer AG	1,288	90,128
Mettler-Toledo International, Inc. (a)	100	24,259
Techne Corp.	500	47,335
Thermo Fisher Scientific, Inc.	2,800	311,780
Waters Corp. (a)	2,300	230,000

		995,148

Machinery—0.8%
AGCO Corp.	6,654	393,850
Alfa Laval AB	9,158	235,575
Amada Co., Ltd.	4,000	35,355
Atlas Copco AB - A Shares	8,799	245,405
Austin Engineering, Ltd.	2,543	8,409
Bradken, Ltd.	2,408	12,970
Caterpillar, Inc.	723	65,656
CLARCOR, Inc.	1,100	70,785
Crane Co.	2,500	168,125
Cummins, Inc.	3,922	552,884
Daiwa Industries, Ltd.	2,000	13,536
Danieli & C Officine Meccaniche S.p.A.	642	22,079
Deere & Co.	536	48,953
Dover Corp.	4,700	453,738
Duro Felguera S.A.	3,806	25,682
Fenner plc	3,516	28,264
Flowserve Corp.	2,200	173,426
Fukushima Industries Corp.	1,000	15,121
Hoshizaki Electric Co., Ltd.	2,100	74,685
IDEX Corp.	2,600	192,010
Illinois Tool Works, Inc.	7,008	589,233

Machinery—(Continued)
IMI plc	9,573	242,638
Joy Global, Inc.	3,900	228,111
Komatsu, Ltd.	18,100	368,424
Lincoln Electric Holdings, Inc.	1,800	128,412
Lindsay Corp.	600	49,650
Metka S.A.	2,122	33,472
Middleby Corp. (The) (a)	200	47,994
Mitsuboshi Belting Co., Ltd.	1,000	5,727
Namura Shipbuilding Co., Ltd.	2,700	36,549
Nittoku Engineering Co., Ltd.	1,000	9,112
Nordson Corp.	1,600	118,880
Pall Corp.	1,800	153,630
Parker Hannifin Corp.	3,100	398,784
Senior plc	13,149	66,936
SKF AB - B Shares	10,863	285,082
Snap-on, Inc.	1,500	164,280
Spirax-Sarco Engineering plc	858	42,601
Standex International Corp.	600	37,728
Teikoku Sen-I Co., Ltd.	2,000	23,140
Tennant Co.	900	61,029
Tocalo Co., Ltd.	700	10,891
Toro Co. (The)	2,700	171,720
Turk Traktor ve Ziraat Makineleri A/S	572	16,430
Valmont Industries, Inc.	800	119,296
Wabtec Corp.	600	44,562
Walter Meier AG	270	17,480
Weir Group plc (The)	3,982	140,712
Yangzijiang Shipbuilding Holdings, Ltd.	106,000	99,917
Zoomlion Heavy Industry Science and Technology Co., Ltd. - Class H	35,800	33,772

		6,582,700

Marine—0.1%
AP Moeller - Maersk A/S - Class B	39	425,352
Diana Shipping, Inc. (a)	2,400	31,896
Mermaid Marine Australia, Ltd.	9,504	28,860
Nippon Yusen KK	150,000	480,090

		966,198

Media—0.7%
Amuse, Inc.	700	13,518
Borussia Dortmund GmbH & Co. KGaA	2,924	14,649
British Sky Broadcasting Group plc	22,128	309,526
Comcast Corp. - Class A	9,829	510,764
CTC Media, Inc.	3,400	47,243
CyberAgent, Inc.	2,000	81,792
Daiichikosho Co., Ltd.	1,700	48,068
DIRECTV (a)	6,100	421,449
Euromoney Institutional Investor plc	1,621	36,261
Eutelsat Communications S.A.	5,485	171,141
Gannett Co., Inc.	2,700	79,866
ITV plc	70,531	226,714
John Wiley & Sons, Inc. - Class A	1,500	82,800
Kinepolis Group NV	154	24,419
Meredith Corp.	900	46,620
Metropole Television S.A.	3,464	79,505

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-13

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Modern Times Group AB - B Shares	1,370	$71,182
Omnicom Group, Inc.	3,700	275,169
Phoenix Satellite Television Holdings, Ltd.	74,000	26,859
ProSiebenSat.1 Media AG	2,833	140,538
Publicis Groupe S.A.	3,360	308,441
REA Group, Ltd.	567	19,124
Scripps Networks Interactive, Inc. - Class A	2,500	216,025
SES S.A.	1,311	42,449
Shaw Communications, Inc. - Class B	9,700	236,051
SinoMedia Holding, Ltd.	41,000	29,107
Sky Network Television, Ltd.	12,782	61,165
Starz - Class A (a)	2,100	61,404
Television Broadcasts, Ltd.	6,000	40,083
Time Warner, Inc.	300	20,916
Twenty-First Century Fox, Inc. - Class A	3,600	126,648
Valassis Communications, Inc.	300	10,275
Viacom, Inc. - Class B	4,900	427,966
Walt Disney Co. (The)	11,600	886,240
Wolters Kluwer NV	7,953	227,606

		5,421,583

Metals & Mining—1.0%
African Barrick Gold plc	5,902	18,203
Alamos Gold, Inc.	4,600	55,733
Alcoa, Inc.	32,599	346,527
Anglo American plc	40,580	891,800
Antofagasta plc	13,281	182,227
ArcelorMittal	31,571	564,456
Barrick Gold Corp.	28,029	493,690
BHP Billiton plc	6,449	199,955
BHP Billiton, Ltd.	25,551	868,941
Boliden AB	5,388	82,846
Centamin plc (a)	46,356	34,213
Cia de Minas Buenaventura SAA (ADR)	6,800	76,296
Cliffs Natural Resources, Inc.	1,000	26,210
Freeport-McMoRan Copper & Gold, Inc.	12,200	460,428
Fresnillo plc	11,936	148,003
GlencoreXstrata plc (a)	91,507	475,701
Gold Fields, Ltd.	4,050	12,824
Gold Fields, Ltd. (ADR)	20,800	66,560
Goldcorp, Inc.	21,656	469,715
Grange Resources, Ltd.	49,387	11,250
Harmony Gold Mining Co., Ltd. (ADR)	11,400	28,842
Highland Gold Mining, Ltd.	5,802	5,598
Hochschild Mining plc	14,157	33,292
HudBay Minerals, Inc.	1,300	10,696
IAMGOLD Corp.	10,100	33,564
JFE Holdings, Inc.	4,700	112,070
Kazakhmys plc	5,070	18,377
KGHM Polska Miedz S.A.	1,387	54,553
Koza Altin Isletmeleri A/S	2,462	25,524
Koza Anadolu Metal Madencilik Isletmeleri (a)	5,052	5,714
Kumba Iron Ore, Ltd.	267	11,379
Maruichi Steel Tube, Ltd.	2,200	55,622
Medusa Mining, Ltd. (a)	12,520	22,950
Mitsui Mining & Smelting Co., Ltd.	12,000	36,915

Metals & Mining—(Continued)
Mount Gibson Iron, Ltd.	51,017	46,430
Nevsun Resources, Ltd.	9,100	30,241
Newmont Mining Corp.	10,500	241,815
Northern Star Resources, Ltd.	27,728	19,540
OZ Minerals, Ltd.	2,885	8,120
Pan American Silver Corp.	6,200	72,433
Petropavlovsk plc	3,257	3,929
Regis Resources, Ltd.	12,130	31,746
Resolute Mining, Ltd. (a)	6,656	3,325
Rio Tinto plc	12,330	695,776
Rio Tinto, Ltd.	1,990	121,179
Salzgitter AG	339	14,460
SEMAFO, Inc.	12,600	33,094
Silver Wheaton Corp.	1,800	36,347
St. Barbara, Ltd. (a)	4,110	964
Sumitomo Metal Mining Co., Ltd.	17,000	222,906
Teck Resources, Ltd. - Class B	10,900	283,723
Troy Resources, Ltd. (a)	2,277	1,595
Vedanta Resources plc	842	13,085
Voestalpine AG	4,221	204,411
Yamana Gold, Inc.	3,900	33,631
Zhaojin Mining Industry Co., Ltd. - Class H	44,000	25,255
Zijin Mining Group Co., Ltd. - Class H	216,000	46,264

		8,130,943

Multi-Utilities—0.1%
A2A S.p.A.	48,182	56,577
Centrica plc	92,052	530,132
Dominion Resources, Inc.	956	61,844
GDF Suez	1,180	27,845
National Grid plc	2,693	35,188
RWE AG	8,164	298,547

		1,010,133

Multiline Retail—0.2%
Big Lots, Inc. (a)	1,300	41,977
Debenhams plc	26,464	32,007
Dollar Tree, Inc. (a)	3,100	174,902
Kohl’s Corp.	3,800	215,650
Lifestyle International Holdings, Ltd.	21,500	39,840
Macy’s, Inc.	5,300	283,020
Metro Holdings, Ltd.	14,000	9,335
Myer Holdings, Ltd.	10,600	26,068
Next plc	1,768	159,599
Nordstrom, Inc.	2,900	179,220
Target Corp.	2,130	134,765
Warehouse Group, Ltd. (The)	4,684	14,411

		1,310,794

Office Electronics—0.1%
Canon, Inc.	14,500	461,541
Konica Minolta, Inc.	17,500	175,429
Neopost S.A.	1,422	109,752
Toshiba TEC Corp.	14,000	97,213
Xerox Corp.	27,100	329,807

		1,173,742

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-14

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—2.7%
Afren plc (a)	24,140	$67,659
Alliance Resource Partners L.P.	1,100	84,700
Apache Corp.	9,221	792,453
AWE, Ltd. (a)	22,523	26,961
Beach Energy, Ltd.	64,308	82,157
BG Group plc	37,291	803,631
BP plc	139,960	1,133,783
Canadian Natural Resources, Ltd.	14,050	475,365
Canadian Oil Sands, Ltd.	12,900	242,638
Chevron Corp.	14,950	1,867,404
ConocoPhillips	11,975	846,034
Denbury Resources, Inc. (a)	18,982	311,874
Devon Energy Corp.	5,111	316,218
DNO International ASA (a)	5,640	22,613
Dorchester Minerals L.P.	800	20,784
Encana Corp.	13,000	234,728
Energen Corp.	4,569	323,257
ENI S.p.A.	29,006	701,353
EnQuest plc (a)	17,710	39,572
Exxon Mobil Corp.	31,800	3,218,160
Gazprom OAO (ADR)	2,049	17,724
Gran Tierra Energy, Inc. (a)	12,500	91,375
Hess Corp.	9,556	793,148
HollyFrontier Corp.	2,600	129,194
Idemitsu Kosan Co., Ltd.	1,600	36,431
Indo Tambangraya Megah Tbk PT	7,500	17,581
Inpex Corp.	24,400	312,846
Japan Petroleum Exploration Co.	2,200	83,377
JKX Oil & Gas plc (a)	8,443	9,996
JX Holdings, Inc.	25,300	130,262
KazMunaiGas Exploration Production JSC (GDR)	4,045	63,506
Lightstream Resources, Ltd.	1,326	7,340
Marathon Oil Corp.	8,529	301,074
Marathon Petroleum Corp.	3,600	330,228
MIE Holdings Corp.	56,000	11,851
Murphy Oil Corp.	9,798	635,694
Occidental Petroleum Corp.	6,379	606,643
OMV AG	5,530	264,860
Phillips 66	8,402	648,046
Premier Oil plc	21,328	110,881
PTT Exploration & Production PCL	18,300	92,725
QEP Resources, Inc.	10,128	310,423
Repsol S.A.	22,771	575,336
Roc Oil Co., Ltd. (a)	25,325	11,091
Royal Dutch Shell plc - A Shares	32,424	1,163,480
Royal Dutch Shell plc - B Shares	22,148	833,486
Soco International plc (a)	7,012	45,990
Southwestern Energy Co. (a)	7,972	313,539
Statoil ASA	15,415	374,429
Stone Energy Corp. (a)	1,300	44,967
Suncor Energy, Inc.	20,847	730,847
Tatneft OAO (ADR)	1,400	53,508
Tesoro Corp.	1,000	58,500
Total Gabon	33	21,164
Total S.A.	18,224	1,117,115
TransGlobe Energy Corp. (a)	3,600	30,095
Valero Energy Corp.	6,400	322,560

Oil, Gas & Consumable Fuels—(Continued)
Vermilion Energy, Inc.	4,000	234,785
Western Refining, Inc.	1,000	42,410
Williams Cos., Inc. (The)	808	31,165

		22,621,016

Paper & Forest Products—0.1%
Ence Energia y Celulosa S.A	7,788	29,260
International Paper Co.	800	39,224
Mondi plc	1,724	29,981
Norbord, Inc.	1,300	41,438
Portucel Empresa Produtora de Pasta e Papel S.A.	25,423	101,804
Schweitzer-Mauduit International, Inc.	1,300	66,911
Stora Enso Oyj - R Shares	12,445	125,415
UPM-Kymmene Oyj	1,660	28,085

		462,118

Personal Products—0.1%
Artnature, Inc.	700	15,800
Blackmores, Ltd.	555	10,333
Dr Ci:Labo Co., Ltd.	17	51,982
Kobayashi Pharmaceutical Co., Ltd.	1,300	72,602
L’Oreal S.A.	410	72,201
Medifast, Inc. (a)	1,600	41,808
Nature’s Sunshine Products, Inc.	1,000	17,320
Nu Skin Enterprises, Inc. - Class A	1,000	138,220
Nutraceutical International Corp. (a)	1,300	34,814
Oriflame Cosmetics S.A.	2,583	79,458
Prince Frog International Holdings, Ltd.	74,000	30,578
Real Nutriceutical Group, Ltd.	45,000	11,619
USANA Health Sciences, Inc. (a)	400	30,232

		606,967

Pharmaceuticals—2.0%
AbbVie, Inc.	13,177	695,877
AstraZeneca plc	12,995	770,812
Bayer AG	3,016	423,125
Boiron S.A.	1,269	89,501
Bristol-Myers Squibb Co.	6,871	365,194
Eli Lilly & Co.	15,123	771,273
Galenica AG	118	118,851
GlaxoSmithKline plc	46,868	1,250,047
Jazz Pharmaceuticals plc (a)	800	101,248
Johnson & Johnson	22,125	2,026,429
Kaken Pharmaceutical Co., Ltd.	9,000	135,100
Kissei Pharmaceutical Co., Ltd.	1,000	24,645
KYORIN Holdings, Inc.	6,000	128,478
Merck & Co., Inc.	22,866	1,144,443
Merck KGaA	455	81,977
Mitsubishi Tanabe Pharma Corp.	3,000	41,821
Mochida Pharmaceutical Co., Ltd.	1,000	59,427
Novartis AG	22,873	1,830,537
Novo Nordisk A/S - Class B	535	98,564
Orion Oyj - Class B	6,792	191,225
Otsuka Holdings Co., Ltd.	11,100	320,571
Pfizer, Inc.	50,874	1,558,271

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-15

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Questcor Pharmaceuticals, Inc.	1,700	$92,565
Recordati S.p.A.	7,396	106,656
Roche Holding AG	6,696	1,877,002
Sanofi	10,426	1,109,806
Sawai Pharmaceutical Co., Ltd.	1,500	96,838
Shionogi & Co., Ltd.	14,000	304,146
Shire plc	849	40,006
Takeda Pharmaceutical Co., Ltd.	1,500	68,858
Teva Pharmaceutical Industries, Ltd. (ADR)	5,000	200,400
Tsumura & Co.	1,000	26,502
Zoetis, Inc.	528	17,260

		16,167,455

Professional Services—0.1%
ALS, Ltd.	15,533	122,247
Dun & Bradstreet Corp. (The)	1,500	184,125
Equifax, Inc.	2,600	179,634
ITE Group plc	6,544	33,327
Robert Half International, Inc.	2,800	117,572
RPX Corp. (a)	2,700	45,630
Stantec, Inc.	1,500	93,001
Teleperformance	1,805	110,272
VSE Corp.	500	24,005
WS Atkins plc	5,431	127,870

		1,037,683

Real Estate Investment Trusts—0.2%
ANF Immobilier	476	14,612
Apollo Commercial Real Estate Finance, Inc.	5,900	95,875
Apollo Residential Mortgage, Inc.	1,700	25,126
ARMOUR Residential REIT, Inc.	13,200	52,932
Artis Real Estate Investment Trust	3,000	41,968
BWP Trust	14,844	29,030
Canadian Apartment Properties	2,200	44,010
Colony Financial, Inc.	2,300	46,667
Cominar Real Estate Investment Trust	4,100	71,174
Dundee Real Estate Investment Trust - Class A	1,900	51,549
Dynex Capital, Inc.	2,100	16,800
EPR Properties	900	44,244
Frasers Commercial Trust	19,000	19,158
GPT Group (REIT)	40,091	122,037
Hatteras Financial Corp.	1,300	21,242
Host Hotels & Resorts, Inc.	16,812	326,825
Invesco Mortgage Capital, Inc.	2,900	42,572
Link REIT (The)	37,000	180,500
National Health Investors, Inc.	600	33,660
Northern Property Real Estate Investment Trust	1,300	33,961
NorthWest Healthcare Properties Real Estate Investment Trust	1,100	10,811
PS Business Parks, Inc.	700	53,494
Simon Property Group, Inc.	400	60,864
Westfield Retail Trust (REIT)	20,006	53,071

		1,492,182

Real Estate Management & Development—0.3%
Aeon Mall Co., Ltd.	4,800	134,861

Real Estate Management & Development—(Continued)
Atrium European Real Estate, Ltd. (a)	7,669	44,112
Castellum A.B.	3,485	54,317
Cheung Kong Holdings, Ltd.	16,000	253,638
CSI Properties, Ltd.	290,000	12,341
Daito Trust Construction Co., Ltd.	1,700	158,929
Daiwa House Industry Co., Ltd.	10,000	193,602
Dan Form Holdings Co., Ltd.	74,000	8,115
Emperor International Holdings	44,000	11,938
Great Eagle Holdings, Ltd.	5,000	17,140
Henderson Land Development Co., Ltd.	20,400	116,636
Ho Bee Investment, Ltd.	9,000	15,143
Hong Fok Corp., Ltd.	29,000	16,007
Hongkong Land Holdings, Ltd.	20,000	118,403
Hysan Development Co., Ltd.	20,000	86,236
K Wah International Holdings, Ltd.	31,000	18,826
Keihanshin Building Co., Ltd.	2,400	12,844
Keppel Land, Ltd.	19,000	50,473
Kerry Properties, Ltd.	22,000	76,448
Killam Properties, Inc.	2,600	25,651
Lai Sun Development (a)	277,000	7,522
New World Development Co., Ltd.	54,000	68,510
PSP Swiss Property AG (a)	1,369	116,242
Sankyo Frontier Co., Ltd.	4,000	28,481
Singapore Land, Ltd.	2,000	13,322
Sino Land Co., Ltd.	66,000	90,391
Sun Hung Kai Properties, Ltd.	23,000	293,194
Swire Pacific, Ltd. - Class A	14,000	164,864
Swire Properties, Ltd.	59,600	150,745
UOL Group, Ltd.	15,000	73,669
Wharf Holdings, Ltd.	27,000	206,365
Wheelock & Co., Ltd.	20,000	92,181

		2,731,146

Road & Rail—0.3%
AMERCO (a)	700	166,488
Central Japan Railway Co.	1,100	129,740
ComfortDelGro Corp., Ltd.	86,000	137,077
CSX Corp.	20,329	584,865
Go-Ahead Group plc	2,180	63,607
Heartland Express, Inc.	5,500	107,910
Hitachi Transport System, Ltd.	1,000	14,922
Knight Transportation, Inc.	3,400	62,356
Landstar System, Inc.	1,800	103,410
Nippon Konpo Unyu Soko Co., Ltd.	3,000	54,082
Norfolk Southern Corp.	4,180	388,029
Seino Holdings Co., Ltd.	2,000	21,084
Trancom Co., Ltd.	800	25,734
Union Pacific Corp.	4,300	722,400
Utoc Corp.	3,700	13,276

		2,594,980

Semiconductors & Semiconductor Equipment—0.6%
Analog Devices, Inc.	1,900	96,767
ARM Holdings plc	2,813	51,157
Avago Technologies, Ltd.	5,300	280,317
Broadcom Corp. - Class A	10,616	314,764

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-16

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
CSR plc	5,704	$59,883
Intel Corp.	47,001	1,220,146
KLA-Tencor Corp.	3,700	238,502
Kulicke & Soffa Industries, Inc. (a)	900	11,970
Lam Research Corp. (a)	5,940	323,433
Linear Technology Corp.	6,000	273,300
LSI Corp.	18,100	199,462
Magnachip Semiconductor Corp. (a)	1,675	32,663
Marvell Technology Group, Ltd.	30,071	432,421
Maxim Integrated Products, Inc.	6,400	178,624
Megachips Corp.	1,300	19,873
Melexis NV	893	28,475
Microchip Technology, Inc.	2,500	111,875
Nuflare Technology, Inc.	200	24,870
NVIDIA Corp.	12,900	206,658
Powertech Technology, Inc.	12,000	18,362
Radiant Opto-Electronics Corp.	3,090	11,331
Rohm Co., Ltd.	1,800	87,779
Samsung Electronics Co., Ltd.	55	71,885
Shinko Electric Industries Co., Ltd.	7,500	62,285
Synaptics, Inc. (a)	500	25,905
Texas Instruments, Inc.	14,038	616,409
Tokyo Seimitsu Co., Ltd.	2,100	44,240
U-Blox AG (a)	348	37,919
Xilinx, Inc.	3,300	151,536

		5,232,811

Software—0.8%
Babylon, Ltd.	3,842	8,979
CA, Inc.	9,500	319,675
Check Point Software Technologies, Ltd. (a)	1,200	77,424
Citrix Systems, Inc. (a)	1,900	120,175
Constellation Software, Inc.	500	105,903
Ebix, Inc.	2,700	39,744
FactSet Research Systems, Inc.	1,000	108,580
Intuit, Inc.	4,600	351,072
Micro Focus International plc	5,258	66,970
MICROS Systems, Inc. (a)	1,200	68,844
Microsoft Corp.	58,200	2,178,426
Nemetschek AG	254	17,707
Nexon Co., Ltd.	10,800	99,717
Nuance Communications, Inc. (a)	21,367	324,778
Open Text Corp.	1,900	174,770
Oracle Corp.	29,400	1,124,844
Oracle Corp. Japan	3,500	128,093
Playtech plc	8,876	108,364
Sage Group plc (The)	25,655	172,042
SAP AG	3,070	263,222
Software AG	1,757	61,531
Symantec Corp.	13,900	327,762
Tecmo Koei Holdings Co., Ltd.	5,500	65,006
Trend Micro, Inc.	4,000	140,185

		6,453,813

Specialty Retail—0.7%
ABC-Mart, Inc.	1,700	74,310

Specialty Retail—(Continued)
Advance Auto Parts, Inc.	1,100	121,748
Alpen Co., Ltd.	1,100	19,772
American Eagle Outfitters, Inc.	2,400	34,560
Aoyama Trading Co., Ltd.	1,200	32,462
ARB Corp., Ltd.	3,206	33,553
AutoZone, Inc. (a)	300	143,382
Bed Bath & Beyond, Inc. (a)	3,700	297,110
Buckle, Inc. (The)	1,200	63,072
Chico’s FAS, Inc.	2,800	52,752
Children’s Place Retail Stores, Inc. (The) (a)	800	45,576
Chiyoda Co., Ltd.	1,700	32,756
Clas Ohlson AB - B Shares	892	16,814
Delticom AG	393	17,323
Destination Maternity Corp.	500	14,940
Dunelm Group plc	4,253	63,520
Express, Inc. (a)	1,600	29,872
Foot Locker, Inc.	1,000	41,440
GameStop Corp. - Class A	2,500	123,150
Gap, Inc. (The)	13,945	544,971
Geo Holdings Corp.	2,800	25,102
Giordano International, Ltd.	20,000	17,890
GNC Holdings, Inc. - Class A	1,600	93,520
Guess?, Inc.	2,400	74,568
Halfords Group plc	4,248	31,395
Hennes & Mauritz AB - B Shares	646	29,852
Hibbett Sports, Inc. (a)	800	53,768
Home Depot, Inc. (The)	11,000	905,740
Honeys Co., Ltd.	790	7,692
JB Hi-Fi, Ltd.	1,818	35,008
Lowe’s Cos., Inc.	10,166	503,725
Luk Fook Holdings International, Ltd.	13,000	49,893
Nitori Holdings Co., Ltd.	1,100	104,311
O’Reilly Automotive, Inc. (a)	1,500	193,065
OrotonGroup, Ltd.	1,909	7,528
OSIM International, Ltd.	9,000	16,424
Outerwall, Inc. (a)	700	47,089
Pal Co., Ltd.	500	12,234
PetSmart, Inc.	2,500	181,875
Ross Stores, Inc.	3,900	292,227
Shimachu Co., Ltd.	1,000	23,691
Staples, Inc.	29,473	468,326
Super Retail Group, Ltd.	2,304	27,349
TJX Cos., Inc.	7,500	477,975
Tractor Supply Co.	1,200	93,096
United Arrows, Ltd.	500	18,728
USS Co., Ltd.	5,500	75,562
WH Smith plc	4,386	72,911
Williams-Sonoma, Inc.	1,100	64,108
Winmark Corp.	300	27,786
Yamada Denki Co., Ltd.	88,200	288,598
Zumiez, Inc. (a)	1,000	26,000

		6,150,119

Textiles, Apparel & Luxury Goods—0.3%
361 Degrees International, Ltd.	42,000	11,107
Anta Sports Products, Ltd.	20,000	24,865

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-17

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Bijou Brigitte AG	106	$10,747
Burberry Group plc	8,261	207,548
China Lilang, Ltd.	32,000	19,757
China Taifeng Beddings Holdings, Ltd.	36,000	8,345
Christian Dior S.A.	908	171,900
Cie Financiere Richemont S.A.	1,810	181,125
Coach, Inc.	2,500	140,325
Fossil Group, Inc. (a)	1,000	119,940
Gildan Activewear, Inc.	2,400	127,902
Hugo Boss AG	1,044	148,680
LVMH Moet Hennessy Louis Vuitton S.A.	888	162,558
NIKE, Inc. - Class B	4,200	330,288
Pacific Textile Holdings, Ltd.	10,000	15,293
Peak Sport Products Co., Ltd.	74,000	18,042
Ports Design, Ltd.	18,000	13,936
Pou Chen Corp.	17,000	25,442
Ralph Lauren Corp.	1,300	229,541
Steven Madden, Ltd. (a)	1,500	54,885
Tod’s S.p.A.	299	49,918
Van de Velde NV	570	28,580
Vera Bradley, Inc. (a)	1,200	28,848
VF Corp.	3,200	199,488
XTEP International Holdings	62,000	32,082

		2,361,142

Thrifts & Mortgage Finance—0.0%
Genworth MI Canada, Inc.	5,500	189,659
Washington Federal, Inc.	5,600	130,424

		320,083

Tobacco—0.4%
Altria Group, Inc.	17,600	675,664
British American Tobacco plc	18,076	969,850
Imperial Tobacco Group plc	1,992	77,308
Japan Tobacco, Inc.	1,300	42,298
Lorillard, Inc.	5,700	288,876
Philip Morris International, Inc.	12,961	1,129,292
Reynolds American, Inc.	3,800	189,962
Swedish Match AB	3,108	99,938

		3,473,188

Trading Companies & Distributors—0.3%
Applied Industrial Technologies, Inc.	1,200	58,908
Bunzl plc	10,640	255,685
ITOCHU Corp.	26,000	321,788
Kuroda Electric Co., Ltd.	1,200	18,015
Marubeni Corp.	36,000	259,062
Mitsubishi Corp.	14,100	270,618
Mitsui & Co., Ltd.	32,800	457,374
MSC Industrial Direct Co., Inc. - Class A	1,100	88,957
Pan-United Corp., Ltd.	23,000	17,512
Richelieu Hardware, Ltd.	400	16,501
Sojitz Corp.	15,300	27,246
Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Sumitomo Corp.	14,700	184,901
Tomoe Engineering Co., Ltd.	500	8,003
Wakita & Co., Ltd.	2,000	23,568
WW Grainger, Inc.	1,000	255,420
Yamazen Corp.	1,300	7,984

		2,271,542

Transportation Infrastructure—0.1%
Atlantia S.p.A.	8,545	193,169
Autostrada Torino-Milano S.p.A.	4,303	68,086
Kamigumi Co., Ltd.	7,000	64,265
Societa Iniziative Autostradali e Servizi S.p.A.	8,926	89,037
Sydney Airport	6,017	20,465

		435,022

Wireless Telecommunication Services—0.3%
China Mobile, Ltd.	6,500	67,536
KDDI Corp.	6,100	376,215
Millicom International Cellular S.A.	1,885	187,820
Mobistar S.A.	1,533	29,108
MTN Group, Ltd.	2,972	61,664
NTT DoCoMo, Inc.	21,100	346,676
Rogers Communications, Inc. - Class B	5,800	262,467
SmarTone Telecommunications Holdings, Ltd.	17,000	19,329
SoftBank Corp.	2,900	254,221
Sonaecom - SGPS S.A.	22,233	78,720
USA Mobility, Inc.	1,100	15,708
Vodacom Group, Ltd.	6,365	80,724
Vodafone Group plc	249,682	981,519

		2,761,707

Total Common Stocks (Cost $220,322,642)		249,631,308

Corporate Bonds & Notes—24.3%

Advertising—0.1%
Omnicom Group, Inc. 5.900%, 04/15/16	210,000	232,138
WPP Finance UK 8.000%, 09/15/14	490,000	514,383

		746,521

Aerospace/Defense—0.1%
United Technologies Corp. 4.500%, 06/01/42	575,000	558,375

Agriculture—0.5%
Altria Group, Inc. 4.000%, 01/31/24	840,000	821,028
4.125%, 09/11/15	630,000	664,804
10.200%, 02/06/39	229,000	357,289

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-18

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Agriculture—(Continued)
Lorillard Tobacco Co. 8.125%, 06/23/19	695,000	$846,611
Philip Morris International, Inc. 6.375%, 05/16/38	645,000	764,509
Reynolds American, Inc. 3.250%, 11/01/22	865,000	797,284

		4,251,525

Auto Manufacturers—0.0%
Daimler Finance North America LLC 1.300%, 07/31/15 (144A)	400,000	402,347

Banks—7.8%
Abbey National Treasury Services plc 3.050%, 08/23/18	355,000	364,773
American Express Bank FSB 6.000%, 09/13/17	1,055,000	1,213,633
Bank of America Corp. 3.300%, 01/11/23	5,245,000	4,963,170
5.625%, 07/01/20	2,950,000	3,371,003
Bank of Montreal 1.950%, 01/30/17 (144A)	310,000	317,807
2.625%, 01/25/16 (144A)	3,225,000	3,354,967
Bank of Nova Scotia 1.950%, 01/30/17 (144A)	1,120,000	1,148,448
Barclays Bank plc 6.050%, 12/04/17 (144A)	2,175,000	2,431,613
BBVA Banco Continental S.A. 3.250%, 04/08/18 (144A)	330,000	330,000
BBVA US Senior S.A. Unipersonal 4.664%, 10/09/15	400,000	420,511
BNP Paribas S.A. 2.375%, 09/14/17	625,000	638,104
3.250%, 03/03/23	905,000	856,259
BPCE S.A. 2.500%, 12/10/18	1,580,000	1,571,541
5.700%, 10/22/23 (144A)	535,000	551,189
Citigroup, Inc. 3.375%, 03/01/23	550,000	522,783
6.675%, 09/13/43	2,125,000	2,445,084
Danske Bank A/S 3.875%, 04/14/16 (144A)	720,000	759,818
Goldman Sachs Group, Inc. (The) 1.838%, 11/29/23 (b)	1,070,000	1,086,557
3.625%, 01/22/23	2,570,000	2,488,667
5.750%, 01/24/22	2,000,000	2,251,376
HSBC Holdings plc 4.875%, 01/14/22	1,555,000	1,678,032
JPMorgan Chase & Co. 3.250%, 09/23/22	6,520,000	6,248,253
Lloyds Bank plc 2.300%, 11/27/18	295,000	294,235
Morgan Stanley 3.750%, 02/25/23	5,200,000	5,059,938
5.500%, 01/26/20	755,000	847,542

Banks—(Continued)
National Bank of Canada 2.200%, 10/19/16 (144A)	3,655,000	3,772,329
Norddeutsche Landesbank Girozentrale 0.875%, 10/16/15 (144A)	600,000	602,100
PNC Bank N.A. 3.800%, 07/25/23	345,000	334,594
Rabobank Nederland 3.875%, 02/08/22	700,000	703,816
3.950%, 11/09/22	250,000	242,248
Royal Bank of Canada 0.702%, 09/09/16 (b)	1,955,000	1,963,377
2.625%, 12/15/15	255,000	264,370
Royal Bank of Scotland plc (The) 5.625%, 08/24/20	455,000	509,383
Societe Generale S.A. 2.750%, 10/12/17	415,000	427,741
Sparebank 1 Boligkreditt A/S 2.300%, 06/30/17 (144A)	1,500,000	1,551,813
Standard Chartered plc 3.950%, 01/11/23 (144A)	205,000	190,142
Swedbank Hypotek AB 2.375%, 04/05/17 (144A)	200,000	206,700
Toronto-Dominion Bank (The) 0.702%, 09/09/16 (b)	2,035,000	2,041,007
1.500%, 03/13/17 (144A)	3,060,000	3,092,742
UBS AG 2.250%, 03/30/17 (144A)	1,700,000	1,751,389
Wells Fargo & Co. 3.500%, 03/08/22	1,425,000	1,425,376

		64,294,430

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 3.750%, 07/15/42	915,000	776,003
5.375%, 11/15/14	300,000	312,459
SABMiller Holdings, Inc. 1.850%, 01/15/15 (144A)	400,000	404,795

		1,493,257

Biotechnology—0.2%
Amgen, Inc. 4.500%, 03/15/20	250,000	268,052
5.750%, 03/15/40	605,000	648,204
Genentech, Inc. 4.750%, 07/15/15	300,000	319,051

		1,235,307

Chemicals—0.3%
Agrium, Inc. 3.150%, 10/01/22	770,000	705,688
3.500%, 06/01/23	200,000	186,308
CF Industries, Inc. 3.450%, 06/01/23	165,000	150,682
LYB International Finance BV 5.250%, 07/15/43	740,000	743,878

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-19

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Mosaic Co. (The) 3.750%, 11/15/21	255,000	$249,616
4.875%, 11/15/41	335,000	303,322

		2,339,494

Computers—0.4%
Apple, Inc. 2.400%, 05/03/23	935,000	840,762
International Business Machines Corp. 7.625%, 10/15/18	1,785,000	2,232,789

		3,073,551

Diversified Financial Services—0.6%
Caterpillar Financial Services Corp. 7.150%, 02/15/19	300,000	368,768
Credit Suisse AG 1.625%, 03/06/15 (144A)	215,000	217,688
Ford Motor Credit Co. LLC 1.700%, 05/09/16	440,000	445,035
2.750%, 05/15/15	400,000	410,337
6.625%, 08/15/17	2,100,000	2,432,709
Jefferies Group LLC 5.125%, 01/20/23	640,000	647,338
SLM Corp. 6.000%, 01/25/17	700,000	757,750

		5,279,625

Electric—1.4%
Dominion Resources, Inc. 4.050%, 09/15/42	600,000	508,351
Duke Energy Carolinas LLC 4.300%, 06/15/20	540,000	579,056
Duke Energy Florida, Inc. 6.400%, 06/15/38	1,925,000	2,373,429
Electricite de France S.A. 5.250%, 01/29/23 (144A) (b)	590,000	586,755
6.500%, 01/26/19 (144A)	180,000	212,814
Georgia Power Co. 4.300%, 03/15/42	545,000	490,287
MidAmerican Energy Holdings Co. 6.500%, 09/15/37	345,000	400,731
Nisource Finance Corp. 4.800%, 02/15/44	230,000	207,521
6.125%, 03/01/22	830,000	920,272
Pacific Gas & Electric Co. 6.250%, 03/01/39	500,000	573,567
PPL Electric Utilities Corp. 4.750%, 07/15/43	625,000	625,494
Public Service Co. of Colorado 4.750%, 08/15/41	1,065,000	1,075,631
Southern California Edison Co. 4.500%, 09/01/40	1,025,000	994,741
5.500%, 03/15/40	335,000	370,002
Southern Power Co. 5.250%, 07/15/43	670,000	665,520

Electric—(Continued)
Virginia Electric and Power Co. 4.000%, 01/15/43	930,000	828,119

		11,412,290

Electronics—0.0%
Honeywell International, Inc. 5.700%, 03/15/37	240,000	271,285

Environmental Control—0.1%
Republic Services, Inc. 5.250%, 11/15/21	415,000	452,452
6.200%, 03/01/40	185,000	209,978

		662,430

Food—1.0%
ConAgra Foods, Inc. 1.900%, 01/25/18	1,900,000	1,865,164
General Mills, Inc. 5.700%, 02/15/17	1,200,000	1,345,620
Kraft Foods Group, Inc. 6.125%, 08/23/18	1,490,000	1,736,778
Kroger Co. (The) 5.000%, 04/15/42	260,000	248,069
5.150%, 08/01/43	625,000	609,690
Mondelez International, Inc. 6.875%, 02/01/38	510,000	621,310
6.875%, 01/26/39	310,000	379,017
Tyson Foods, Inc. 4.500%, 06/15/22	565,000	575,264
Want Want China Finance, Ltd. 1.875%, 05/14/18 (144A)	830,000	790,549

		8,171,461

Forest Products & Paper—0.2%
International Paper Co. 7.300%, 11/15/39	210,000	259,292
7.500%, 08/15/21	100,000	122,589
7.950%, 06/15/18	900,000	1,093,223

		1,475,104

Healthcare-Products—0.2%
Boston Scientific Corp. 2.650%, 10/01/18	940,000	946,395
4.125%, 10/01/23	340,000	337,249

		1,283,644

Healthcare-Services—0.5%
Aetna, Inc. 4.500%, 05/15/42	75,000	69,721
Humana, Inc. 3.150%, 12/01/22	640,000	592,454
7.200%, 06/15/18	95,000	112,390
UnitedHealth Group, Inc. 6.500%, 06/15/37	285,000	338,119

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-20

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
WellPoint, Inc. 4.650%, 01/15/43	3,135,000	$2,902,389

		4,015,073

Holding Companies-Diversified—0.1%
Leucadia National Corp. 5.500%, 10/18/23	675,000	674,606

Insurance—1.7%
Allstate Corp. (The) 3.150%, 06/15/23	655,000	621,165
American International Group, Inc. 5.600%, 10/18/16	520,000	579,357
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	425,000	388,653
CNA Financial Corp. 7.350%, 11/15/19	955,000	1,157,662
Genworth Holdings, Inc. 4.900%, 08/15/23	425,000	424,789
Hartford Financial Services Group, Inc. 5.125%, 04/15/22	715,000	778,786
6.625%, 03/30/40	945,000	1,141,971
ING U.S., Inc. 5.500%, 07/15/22	1,560,000	1,696,488
Liberty Mutual Group, Inc. 5.000%, 06/01/21 (144A)	120,000	125,855
6.500%, 05/01/42 (144A)	960,000	1,053,554
Lincoln National Corp. 4.850%, 06/24/21	390,000	418,900
Marsh & McLennan Cos., Inc. 4.800%, 07/15/21	720,000	767,543
Pacific LifeCorp 5.125%, 01/30/43 (144A)	240,000	220,666
Prudential Financial, Inc. 5.375%, 06/21/20	1,100,000	1,243,124
5.800%, 11/16/41	1,105,000	1,223,747
Swiss Re Treasury U.S. Corp. 2.875%, 12/06/22 (144A)	260,000	239,407
4.250%, 12/06/42 (144A)	415,000	356,627
Trinity Acquisition plc 4.625%, 08/15/23	1,060,000	1,041,329
Willis Group Holdings plc 5.750%, 03/15/21	210,000	225,899
XLIT, Ltd. 5.750%, 10/01/21	300,000	336,861

		14,042,383

Iron/Steel—0.3%
Glencore Funding LLC 4.125%, 05/30/23 (144A)	670,000	626,125
Reliance Steel & Aluminum Co. 4.500%, 04/15/23	600,000	588,551
Samarco Mineracao S.A. 5.750%, 10/24/23 (144A)	510,000	504,900

Iron/Steel—(Continued)
Vale Overseas, Ltd. 4.375%, 01/11/22	500,000	485,797

		2,205,373

Media—1.3%
21st Century Fox America, Inc. 6.650%, 11/15/37	1,335,000	1,558,295
CBS Corp. 4.850%, 07/01/42	620,000	558,652
Comcast Corp. 4.500%, 01/15/43	825,000	745,238
6.300%, 11/15/17	520,000	605,611
COX Communications, Inc. 4.700%, 12/15/42 (144A)	125,000	104,978
5.450%, 12/15/14	176,000	183,929
DIRECTV Holdings LLC / DIRECTV Financing Co. 2.400%, 03/15/17	350,000	356,321
3.550%, 03/15/15	400,000	413,186
5.150%, 03/15/42	1,935,000	1,737,827
Discovery Communications LLC 4.875%, 04/01/43	1,295,000	1,194,625
NBCUniversal Media LLC 4.375%, 04/01/21	1,990,000	2,106,260
UBM plc 5.750%, 11/03/20 (144A)	225,000	233,913
Viacom, Inc. 5.850%, 09/01/43	1,050,000	1,103,783

		10,902,618

Mining—0.8%
Barrick North America Finance LLC 4.400%, 05/30/21	655,000	630,664
BHP Billiton Finance USA, Ltd. 5.000%, 09/30/43	585,000	594,793
Freeport-McMoRan Copper & Gold, Inc. 2.375%, 03/15/18	1,485,000	1,481,372
3.550%, 03/01/22	1,020,000	969,408
Rio Tinto Finance USA plc 2.250%, 12/14/18	1,150,000	1,144,326
3.500%, 03/22/22	530,000	520,101
Rio Tinto Finance USA, Ltd. 8.950%, 05/01/14	300,000	308,149
9.000%, 05/01/19	510,000	665,867

		6,314,680

Miscellaneous Manufacturing—0.0%
General Electric Co. 4.125%, 10/09/42	215,000	198,629

Office/Business Equipment—0.0%
Xerox Corp. 4.250%, 02/15/15	260,000	269,731

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-21

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—1.3%
Canadian Natural Resources, Ltd. 5.700%, 05/15/17	1,490,000	$1,674,489
Chevron Corp. 3.191%, 06/24/23	450,000	431,978
CNOOC Curtis Funding No. 1 Pty, Ltd. 4.500%, 10/03/23 (144A)	590,000	585,563
CNOOC Finance 2013, Ltd. 3.000%, 05/09/23	485,000	433,194
Ensco plc 4.700%, 03/15/21	845,000	893,791
Hess Corp. 5.600%, 02/15/41	720,000	750,323
Marathon Oil Corp. 0.900%, 11/01/15	400,000	400,334
2.800%, 11/01/22	950,000	875,527
Marathon Petroleum Corp. 5.125%, 03/01/21	430,000	465,805
Noble Energy, Inc. 4.150%, 12/15/21	380,000	390,735
6.000%, 03/01/41	350,000	374,247
Petrobras Global Finance B.V. 4.375%, 05/20/23	580,000	516,717
Rowan Cos., Inc. 5.400%, 12/01/42	470,000	434,814
Shell International Finance B.V. 2.375%, 08/21/22	700,000	640,968
Suncor Energy, Inc. 6.100%, 06/01/18	800,000	924,766
6.850%, 06/01/39	520,000	625,599
Total Capital S.A. 2.300%, 03/15/16	400,000	412,124
Valero Energy Corp. 4.500%, 02/01/15	200,000	207,938

		11,038,912

Oil & Gas Services—0.2%
Weatherford International, Ltd. 5.950%, 04/15/42	1,475,000	1,477,861

Pharmaceuticals—0.3%
AbbVie, Inc. 2.900%, 11/06/22	625,000	584,160
Actavis, Inc. 4.625%, 10/01/42	70,000	63,686
Express Scripts Holding Co. 6.125%, 11/15/41	650,000	731,185
McKesson Corp. 0.950%, 12/04/15	505,000	504,675
Pfizer, Inc. 5.350%, 03/15/15	310,000	327,563

		2,211,269

Pipelines—0.8%
Energy Transfer Partners L.P. 4.150%, 10/01/20	790,000	801,519

Pipelines—(Continued)
Energy Transfer Partners L.P. 5.150%, 02/01/43	1,200,000	1,096,468
Enterprise Products Operating LLC 6.450%, 09/01/40	1,300,000	1,496,686
Kinder Morgan Energy Partners L.P. 2.650%, 02/01/19	1,005,000	993,854
3.500%, 09/01/23	575,000	527,956
3.950%, 09/01/22	230,000	224,126
5.625%, 02/15/15	429,000	451,053
ONEOK Partners L.P. 6.125%, 02/01/41	550,000	582,428
Plains All American Pipeline L.P. / PAA Finance Corp. 4.300%, 01/31/43	305,000	264,277
Williams Partners L.P. 3.350%, 08/15/22	420,000	389,907

		6,828,274

Real Estate—0.2%
American Campus Communities Operating Partnership L.P. 3.750%, 04/15/23	845,000	784,172
Deutsche Annington Finance BV 3.200%, 10/02/17 (144A)	735,000	744,886

		1,529,058

Real Estate Investment Trusts—1.0%
Alexandria Real Estate Equities, Inc. 3.900%, 06/15/23	815,000	759,441
Boston Properties L.P. 3.125%, 09/01/23	215,000	196,379
3.850%, 02/01/23	1,240,000	1,211,539
Digital Realty Trust L.P. 5.875%, 02/01/20	1,980,000	2,106,435
ERP Operating L.P. 4.625%, 12/15/21	940,000	991,003
Health Care REIT, Inc. 4.125%, 04/01/19	1,395,000	1,468,879
Piedmont Operating Partnership L.P. 3.400%, 06/01/23	480,000	426,024
Ventas Realty L.P. / Ventas Capital Corp. 4.250%, 03/01/22	860,000	865,409
Weyerhaeuser Co. 4.625%, 09/15/23	470,000	476,923

		8,502,032

Retail—0.8%
AutoZone, Inc. 2.875%, 01/15/23	880,000	792,114
CVS Caremark Corp. 2.250%, 12/05/18	695,000	694,797
Home Depot, Inc. (The) 5.950%, 04/01/41	990,000	1,149,467
Macy’s Retail Holdings, Inc. 2.875%, 02/15/23	790,000	714,969
5.125%, 01/15/42	780,000	744,323

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-22

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Nordstrom, Inc. 5.000%, 01/15/44 (144A)	1,000,000	$988,422
7.000%, 01/15/38	220,000	282,059
Wal-Mart Stores, Inc. 3.625%, 07/08/20	505,000	529,165
Yum! Brands, Inc. 6.250%, 03/15/18	268,000	308,791
6.875%, 11/15/37	28,000	31,881

		6,235,988

Software—0.3%
Microsoft Corp. 2.125%, 11/15/22	525,000	474,280
Oracle Corp. 2.500%, 10/15/22	1,770,000	1,621,207
3.750%, 07/08/14	720,000	732,430

		2,827,917

Telecommunications—1.3%
AT&T, Inc. 2.950%, 05/15/16	400,000	417,099
Cisco Systems, Inc. 4.450%, 01/15/20	1,465,000	1,597,829
5.500%, 01/15/40	1,475,000	1,560,599
Deutsche Telekom International Finance B.V. 2.250%, 03/06/17 (144A)	1,550,000	1,572,080
Embarq Corp. 7.995%, 06/01/36	185,000	187,301
Verizon Communications, Inc. 2.450%, 11/01/22	820,000	725,901
6.550%, 09/15/43	3,990,000	4,668,136
Vodafone Group plc 5.750%, 03/15/16	300,000	329,443

		11,058,388

Textiles—0.0%
Mohawk Industries, Inc. 3.850%, 02/01/23	240,000	228,000

Transportation—0.3%
Burlington Northern Santa Fe LLC 4.400%, 03/15/42	1,295,000	1,153,942
Canadian Pacific Railway, Ltd. 5.750%, 01/15/42	395,000	424,730
CSX Corp. 6.250%, 04/01/15	315,000	336,686
Kansas City Southern de Mexico S.A. de C.V. 3.000%, 05/15/23	470,000	427,167
Union Pacific Corp. 3.646%, 02/15/24 (144A)	360,000	347,847

		2,690,372

Total Corporate Bonds & Notes (Cost $205,371,613)		200,201,810

Investment Company Securities—15.9%
Security Description	Shares/ Principal Amount*	Value
3i Infrastructure plc	26,222	57,967
BB Biotech AG	487	76,987
iShares Core S&P 500 ETF	341,348	63,371,256
iShares iBoxx $ High Yield Corporate Bond Fund	239,841	22,276,432
PowerShares KBW Bank Portfolio	179,024	6,358,933
SPDR Barclays High Yield Bond ETF	401,210	16,273,078
Vanguard U.S. Total Stock Market Shares Index ETF	234,619	22,504,655

Total Investment Company Securities (Cost $118,308,325)		130,919,308

U.S. Treasury & Government Agencies—0.5%

U.S. Treasury—0.5%
U.S. Treasury Notes 0.375%, 02/15/16	245,000	244,770
1.375%, 06/30/18	1,675,000	1,662,307
1.500%, 08/31/18	225,000	223,857
2.500%, 08/15/23	1,920,000	1,843,799

Total U.S. Treasury & Government Agencies (Cost $4,047,772)		3,974,733

Foreign Government—0.1%

Capital Markets—0.1%
FMS Wertmanagement AoeR 1.625%, 11/20/18 (Cost $1,213,076)	1,215,000	1,199,205

Preferred Stocks—0.1%

Automobiles—0.1%
Volkswagen AG	1,738	488,293

Electric Utilities—0.0%
Cia Energetica do Ceara - Class A	700	12,474

Household Products—0.0%
Henkel AG & Co. KGaA	2,890	335,271

Independent Power Producers & Energy Traders—0.0%
AES Tiete S.A.	2,000	16,202

Total Preferred Stocks (Cost $677,899)		852,240

Rights—0.0%

Oil, Gas & Consumable Fuels—0.0%
Repsol S.A., Expires 01/09/14 (a) (Cost $14,849)	22,771	15,538

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-23

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Short-Term Investment—25.8%

Security Description	Principal Amount*	Value

Repurchase Agreement—25.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $212,464,000 on 01/02/14, collateralized by $196,910,000 U.S. Treasury Notes with rates ranging from 0.625% - 3.625%, maturity dates ranging from 07/15/16 - 02/15/20, with a value of $216,717,101.	212,464,000	$212,464,000

Total Short-Term Investment (Cost $212,464,000)		212,464,000

Total Investments— 97.0% (Cost $762,420,176) (c)		799,258,142
Other assets and liabilities (net)—3.0%		24,400,545

Net Assets—100.0%		$823,658,687

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2013. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $764,279,194. The aggregate unrealized appreciation and depreciation of investments were $63,564,367 and $(28,585,419), respectively, resulting in net unrealized appreciation of $34,978,948 for federal income tax purposes.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2013, the market value of 144A securities was $30,380,828, which is 3.7% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(ETF)—	Exchange-Traded Fund
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
AUD	10,479,000	Westpac Banking Corp.	03/26/14	$9,281,952	$24,412
CHF	8,170,000	UBS AG	03/26/14	9,208,788	(44,150)
EUR	6,092,000	JPMorgan Chase Bank N.A.	03/26/14	8,368,678	11,900
GBP	26,258,000	Deutsche Bank AG	03/26/14	42,742,772	713,707
JPY	1,153,000,000	Westpac Banking Corp.	03/26/14	11,204,531	(251,531)
SEK	23,853,000	JPMorgan Chase Bank N.A.	03/26/14	3,626,344	77,016
SGD	10,945	JPMorgan Chase Bank N.A.	01/03/14	8,626	47

Contracts to Deliver
ILS	1,344,293	State Street Bank and Trust	03/26/14	382,875	(3,806)
JPY	147,681,000	State Street Bank and Trust	03/26/14	1,435,692	32,787

Net Unrealized Appreciation					$560,382

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index Futures	03/21/14	389	EUR	11,398,756	$951,109
FTSE 100 Index Futures	03/21/14	191	GBP	12,242,187	910,835
Nikkei 225 Index Futures	03/13/14	208	JPY	3,246,355,840	1,348,060
S&P 500 E-Mini Index Futures	03/21/14	1,042	USD	92,159,546	3,761,764
S&P TSX 60 Index Futures	03/20/14	73	CAD	10,963,526	411,969
U.S. Treasury Note 10 Year Futures	03/20/14	345	USD	43,027,879	(576,707)
U.S. Treasury Note 2 Year Futures	03/31/14	26	USD	5,724,308	(9,183)
U.S. Treasury Note 5 Year Futures	03/31/14	63	USD	7,615,720	(99,033)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-24

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	03/20/14	(44)	USD	(5,690,940)	$45,190
U.S. Treasury Note 10 Year Futures	03/20/14	(181)	USD	(22,734,181)	462,697
U.S. Treasury Ultra Long Bond Futures	03/20/14	(1)	USD	(138,366)	2,115

Net Unrealized Appreciation					$7,208,816

Swap Agreements

Total Return Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1-Month USD-LIBOR	0.4500%	03/20/14	JPMorgan Chase Bank N.A.	S&P 500 Materials TR Index	USD	11,786,075	$546,028	$—	$546,028
Pay	1-Month USD-LIBOR	0.5793%	03/21/14	JPMorgan Chase Bank N.A.	S&P 500 Materials TR Index	USD	11,941,375	390,283	—	390,283
Receive	1-Month USD-LIBOR	0.1140%	05/23/14	JPMorgan Chase Bank N.A.	S&P 500 Utility Sector TR Index	USD	2,936,442	(12,319)	—	(12,319)
Pay	1-Month USD-LIBOR	0.1160%	05/23/14	JPMorgan Chase Bank N.A.	S&P 500 Utility Sector TR Index	USD	2,926,406	(22,355)	—	(22,355)
Receive	1-Month USD-LIBOR	0.1360%	05/23/14	UBS AG	S&P 500 Utility Sector TR Index	USD	2,936,442	(12,319)	—	(12,319)
Pay	1-Month USD-LIBOR	0.1340%	05/23/14	UBS AG	S&P 500 Utility Sector TR Index	USD	2,926,406	(22,355)	—	(22,355)
Receive	1-Month USD-LIBOR	0.1170%	05/27/14	UBS AG	S&P 500 Utility Sector TR Index	USD	2,926,406	(22,356)	—	(22,356)
Receive	1-Month USD-LIBOR	0.1170%	05/28/14	UBS AG	S&P 500 Utility Sector TR Index	USD	2,926,406	(22,355)	—	(22,355)
Pay	1-Month USD-LIBOR	0.1140%	05/29/14	JPMorgan Chase Bank N.A.	S&P 500 Utility Sector TR Index	USD	2,925,442	(23,393)	—	(23,393)
Receive	1-Month USD-LIBOR	0.1190%	05/29/14	JPMorgan Chase Bank N.A.	S&P 500 Utility Sector TR Index	USD	2,925,368	(23,393)	—	(23,393)

Totals								$775,466	$—	$775,466

Cash in the amount of $940,000 has been received at the custodian bank as collateral for swap contracts.

Centrally Cleared Interest Rate Swap Agreements

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Depreciation
Pay	3-Month USD-LIBOR	2.270%	01/25/24	USD	235,550,000	$(16,905,987)

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(ILS)—	Israeli Shekel
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-25

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Consolidated Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,044,629	$719,263	$—	$4,763,892
Air Freight & Logistics	355,282	183,336	—	538,618
Airlines	760,290	471,900	—	1,232,190
Auto Components	1,222,791	3,048,487	—	4,271,278
Automobiles	673,233	3,679,030	—	4,352,263
Beverages	2,655,586	581,915	—	3,237,501
Biotechnology	1,923,716	339,701	—	2,263,417
Building Products	—	828,249	—	828,249
Capital Markets	3,130,334	2,953,478	—	6,083,812
Chemicals	6,494,141	3,216,929	—	9,711,070
Commercial Banks	3,409,860	13,883,193	—	17,293,053
Commercial Services & Supplies	533,249	611,867	—	1,145,116
Communications Equipment	2,567,836	534,876	—	3,102,712
Computers & Peripherals	6,815,671	95,698	—	6,911,369
Construction & Engineering	—	1,665,828	—	1,665,828
Construction Materials	—	207,224	—	207,224
Consumer Finance	1,337,960	—	—	1,337,960
Containers & Packaging	799,564	257,682	—	1,057,246
Distributors	266,208	154,341	—	420,549
Diversified Consumer Services	267,429	95,357	—	362,786
Diversified Financial Services	5,612,875	1,285,254	—	6,898,129
Diversified Telecommunication Services	2,062,164	2,988,493	—	5,050,657
Electric Utilities	392,743	780,492	—	1,173,235
Electrical Equipment	1,477,898	1,482,745	—	2,960,643
Electronic Equipment, Instruments & Components	1,535,794	1,198,963	—	2,734,757
Energy Equipment & Services	2,894,437	910,283	—	3,804,720
Food & Staples Retailing	1,839,722	2,101,816	—	3,941,538
Food Products	1,092,598	4,200,684	—	5,293,282
Gas Utilities	—	500,286	—	500,286
Health Care Equipment & Supplies	4,402,062	531,428	—	4,933,490
Health Care Providers & Services	2,626,258	384,465	—	3,010,723
Health Care Technology	99,581	—	—	99,581
Hotels, Restaurants & Leisure	2,499,486	1,454,018	—	3,953,504
Household Durables	1,779,572	628,483	—	2,408,055
Household Products	2,251,808	749,909	—	3,001,717
Independent Power Producers & Energy Traders	—	22,864	—	22,864
Industrial Conglomerates	2,553,145	832,135	—	3,385,280

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-26

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2013

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Insurance	$7,785,269	$5,341,678	$—	$13,126,947
Internet & Catalog Retail	566,479	8,351	—	574,830
Internet Software & Services	2,632,390	211,333	—	2,843,723
IT Services	5,011,092	366,864	—	5,377,956
Leisure Equipment & Products	683,932	301,111	—	985,043
Life Sciences Tools & Services	886,781	108,367	—	995,148
Machinery	4,432,736	2,149,964	—	6,582,700
Marine	31,896	934,302	—	966,198
Media	3,449,436	1,972,147	—	5,421,583
Metals & Mining	2,799,545	5,331,398	—	8,130,943
Multi-Utilities	61,844	948,289	—	1,010,133
Multiline Retail	1,029,534	281,260	—	1,310,794
Office Electronics	329,807	843,935	—	1,173,742
Oil, Gas & Consumable Fuels	14,623,111	7,997,905	—	22,621,016
Paper & Forest Products	147,573	314,545	—	462,118
Personal Products	262,394	344,573	—	606,967
Pharmaceuticals	6,972,960	9,194,495	—	16,167,455
Professional Services	643,967	393,716	—	1,037,683
Real Estate Investment Trusts	1,073,774	418,408	—	1,492,182
Real Estate Management & Development	25,651	2,705,495	—	2,731,146
Road & Rail	2,135,458	459,522	—	2,594,980
Semiconductors & Semiconductor Equipment	4,714,752	518,059	—	5,232,811
Software	5,321,997	1,131,816	—	6,453,813
Specialty Retail	5,015,441	1,134,678	—	6,150,119
Textiles, Apparel & Luxury Goods	1,231,217	1,129,925	—	2,361,142
Thrifts & Mortgage Finance	320,083	—	—	320,083
Tobacco	2,283,794	1,189,394	—	3,473,188
Trading Companies & Distributors	419,786	1,851,756	—	2,271,542
Transportation Infrastructure	—	435,022	—	435,022
Wireless Telecommunication Services	278,175	2,483,532	—	2,761,707
Total Common Stocks	145,548,796	104,082,512	—	249,631,308
Total Corporate Bonds & Notes*	—	200,201,810	—	200,201,810
Investment Company Securities	130,784,354	134,954	—	130,919,308
Total U.S. Treasury & Government Agencies*	—	3,974,733	—	3,974,733
Total Foreign Government*	—	1,199,205	—	1,199,205
Total Preferred Stocks*	—	852,240	—	852,240
Total Rights*	15,538	—	—	15,538
Total Short-Term Investment	—	212,464,000	—	212,464,000
Total Investments	$276,348,688	$522,909,454	$—	$799,258,142

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$859,869	$—	$859,869
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(299,487)	—	(299,487)
Total Forward Contracts	$—	$560,382	$—	$560,382
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,893,739	$—	$—	$7,893,739
Futures Contracts (Unrealized Depreciation)	(684,923)	—	—	(684,923)
Total Futures Contracts	$7,208,816	$—	$—	$7,208,816
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(16,905,987)	$—	$(16,905,987)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$936,311	$—	$936,311
OTC Swap Contracts at Value (Liabilities)	—	(160,845)	—	(160,845)
Total OTC Swap Contracts	$—	$775,466	$—	$775,466

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-27

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$586,794,142
Repurchase Agreement	212,464,000
Cash	18,526
Cash denominated in foreign currencies (b)	1,044,544
Cash collateral (c)	19,793,357
OTC swap contracts at market value	936,311
Unrealized appreciation on forward foreign currency exchange contracts	859,869
Receivable for:
Investments sold	32,607
Fund shares sold	379,824
Dividends and interest	2,926,433
Variation margin on futures contracts	370,243
Interest on OTC swap contracts	460
Prepaid expenses	1,561

Total Assets	825,621,877
Liabilities
OTC swap contracts at market value	160,845
Unrealized depreciation on forward foreign currency exchange contracts	299,487
Payables for:
Investments purchased	30,236
Fund shares redeemed	8,957
Foreign taxes	2,273
Variation margin on swap contracts	648,674
Interest on OTC swap contracts	3,587
Accrued expenses:
Management fees	442,126
Distribution and service fees	170,742
Deferred trustees’ fees	25,346
Other expenses	170,917

Total Liabilities	1,963,190

Net Assets	$823,658,687

Net assets consist of:
Paid in surplus	$759,764,287
Undistributed net investment income	10,752,139
Accumulated net realized gain	24,658,251
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	28,484,010

Net Assets	$823,658,687

Net Assets
Class B	$823,658,687
Capital Shares Outstanding*
Class B	71,158,743
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.57

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $549,956,176.
(b)	Identified cost of cash denominated in foreign currencies was $1,042,529.
(c)	Includes collateral of $8,171,420 for futures contracts and $11,621,937 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$7,994,386
Interest	5,066,061

Total investment income	13,060,447
Expenses
Management fees	4,017,280
Administration fees	21,238
Deferred expense reimbursement	97,343
Custodian and accounting fees	461,399
Distribution and service fees—Class B	1,542,618
Audit and tax services	71,972
Legal	12,758
Trustees’ fees and expenses	32,072
Shareholder reporting	26,265
Insurance	3,076
Organizational expense	904
Miscellaneous	6,671

Total expenses	6,293,596

Net Investment Income	6,766,851

Net Realized and Unrealized Gain
Net realized gain on:
Investments (b)	9,738,385
Net increase from payments by affiliates (c)	577,809
Futures contracts	14,345,419
Swap contracts	4,000,326
Foreign currency transactions	256,785

Net realized gain	28,918,724

Net change in unrealized appreciation (depreciation) on:
Investments (d)	34,532,939
Futures contracts	5,990,523
Swap contracts	(16,252,009)
Foreign currency transactions	598,758

Net change in unrealized appreciation	24,870,211

Net realized and unrealized gain	53,788,935

Net Increase in Net Assets From Operations	$60,555,786

(a)	Net of foreign withholding taxes of $229,951.
(b)	Net of foreign capital gains tax of $2,060.
(c)	See Note 7 of the Notes to Consolidated Financial Statements.
(d)	Includes change in foreign capital gains tax of $(1,505).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-28

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Changes in Net Assets

	Year Ended December 31, 2013	Period Ended December 31, 2012(a)
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,766,851	$2,020,057
Net realized gain	28,918,724	6,918,189
Net change in unrealized appreciation	24,870,211	3,613,799

Increase in net assets from operations	60,555,786	12,552,045

From Distributions to Shareholders
Net investment income
Class B	(47,807)	(2,404,193)
Net realized capital gains
Class B	(2,055,699)	(5,415,632)

Total distributions	(2,103,506)	(7,819,825)

Increase in net assets from capital share transactions	429,934,201	330,539,986

Total increase in net assets	488,386,481	335,272,206

Net Assets
Beginning of period	335,272,206	0

End of period	$823,658,687	$335,272,206

Undistributed net investment income
End of period	$10,752,139	$11,119

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Period Ended December 31, 2012(a)
	Shares	Value	Shares	Value
Class B
Sales	42,593,407	$465,768,499	31,795,345	$330,545,445
Reinvestments	192,806	2,103,506	741,919	7,819,825
Redemptions	(3,400,442)	(37,937,804)	(764,292)	(7,825,284)

Net increase	39,385,771	$429,934,201	31,772,972	$330,539,986

Increase derived from capital shares transactions		$429,934,201		$330,539,986

(a)	Commencement of operations was April 23, 2012.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-29

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2013		2012(a)
Net Asset Value, Beginning of Period	$10.55		$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.12		0.14
Net realized and unrealized gain on investments	0.94		0.67

Total from investment operations	1.06		0.81

Less Distributions
Distributions from net investment income	(0.00	)(c)	(0.08)
Distributions from net realized capital gains	(0.04)		(0.18)

Total distributions	(0.04)		(0.26)

Net Asset Value, End of Period	$11.57		$10.55

Total Return (%) (d) (f)	10.11		8.06	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02		1.24	(g)
Net ratio of expenses to average net assets (%) (h)	1.02		1.10	(g)
Ratio of net investment income to average net assets (%)	1.10		1.96	(g)
Portfolio turnover rate (%)	94		132	(e)
Net assets, end of period (in millions)	$823.7		$335.3

(a)	Commencement of operations was April 23, 2012.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Distributions from net investment income were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	In 2013, 0.09% of the Portfolio’s total return for Class B consists of a voluntary reimbursement by the subadvisor (see Note 7 of the Notes to Consolidated Financial Statements). Excluding this item, total return would have been 10.02% for Class B.
(g)	Computed on an annualized basis.
(h)	Includes the effects of expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

MIST-30

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. The Portfolio’s shares first became available to investors through certain separate accounts on April 30, 2012. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary invests primarily in commodity derivatives, exchange traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2013	% of Total Assets at December 31, 2013
Schroders Global Multi-Asset Portfolio, Ltd.	4/23/2012	$0	0.0%

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the consolidated financial statements were issued.

MIST-31

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying reference securities or indices. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or an independent pricing service when the exchange price is not

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available. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions, premium amortization adjustments, REIT/RIC adjustments to income and gain/loss, passive foreign investment companies, swap interest and amortization adjustments, foreign currency tax expense reclass and distribution and controlled foreign corporation income and gain/loss adjustments. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the

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repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $212,464,000, which is reflected as repurchase agreements on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions normally occurs within a month or more after the purchase commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the

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Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the over-the-counter market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally-cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally-Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Only a limited number of derivative transactions are currently eligible for clearing.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential

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among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust the interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When a Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when a Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

At December 31, 2013, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts* (a)	$510,002	Unrealized depreciation on futures contracts* (a)	$684,923
			Unrealized depreciation on centrally cleared swap contracts** (a)	16,905,987
Equity	OTC swap contracts at market value (b)	936,311	OTC swap contracts at market value (b)	160,845
	Unrealized appreciation on futures contracts* (a)	7,383,737
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	859,869	Unrealized depreciation on forward foreign currency exchange contracts	299,487

Total		$9,689,919		$18,051,242

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
**	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(a)	Financial instrument not subject to a master netting agreement.
(b)	Excludes interest receivable on OTC swap contracts of $460 and interest payable on OTC swap contracts of $3,587.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the consolidated statement of assets and liabilities to enable users of the consolidated financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2013.

Counterparty	Derivative Assets subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$713,707	$—	$—	$713,707
JPMorgan Chase Bank N.A.	1,025,274	(81,460)	(920,000)	23,814
State Street Bank and Trust	32,787	(3,806)	—	28,981
Westpac Banking Corp.	24,412	(24,412)	—	—

	$1,796,180	$(109,678)	$(920,000)	$766,502

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2013.

Counterparty	Derivative Liabilities subject to a MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
JPMorgan Chase Bank N.A.	$81,460	$(81,460)	$—	$—
State Street Bank and Trust	3,806	(3,806)	—	—
UBS AG	123,535	—	—	123,535
Westpac Banking Corp.	251,531	(24,412)	—	227,119

	$460,332	$(109,678)	$—	$350,654

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

Transactions in derivative instruments during the year ended December 31, 2013 were as follows:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$177,915	$177,915
Futures contracts	316,993	14,028,426	—	14,345,419
Swap contracts	3,116,374	883,952	—	4,000,326

	$3,433,367	$14,912,378	$177,915	$18,523,660

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$590,227	$590,227
Futures contracts	(215,116)	6,205,639	—	5,990,523
Swap contracts	(17,027,475)	775,466	—	(16,252,009)

	$(17,242,591)	$6,981,105	$590,227	$(9,671,259)

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

For the year ended December 31, 2013, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward Foreign currency transactions	$139,998,827
Futures contracts long	43,401,307
Futures contracts short	(43,493,869)
Swap contracts	199,595,872

‡	Averages are based on activity levels during 2013.

5. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (e.g., futures contracts and exchange traded options) while collateral terms are contract specific for over-the-counter traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and over-the-counter options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the

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Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$131,058,322	$576,531,765	$143,054,187	$268,704,956

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with the subadviser for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$4,017,280	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until April 27, 2014. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable

MIST-39

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
1.10%

Amounts waived for the year ended December 31, 2013 are shown as expenses reimbursed by the Adviser in the Consolidated Statement of Operations.

If, in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2013, there were no expenses deferred in 2013 and $97,343 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2012, which were recovered during the year ended December 31, 2013 was $97,343. Amounts recouped for the year ended December 31, 2013 are shown as Deferred expense reimbursement in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2013, the Subadvisor voluntarily reimbursed the Portfolio for underperformance that occurred as a result of an operational error. The error did not result in a breach of regulatory or investment guidelines for the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Consolidated Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

MIST-40

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2013—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$1,338,595	$7,646,845	$764,911	$172,980	$2,103,506	$7,819,825

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$32,291,880	$11,436,112	$20,191,755	$—	$63,919,747

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-41

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schroder’s Global Multi-Asset Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Schroders Global Multi-Asset Portfolio and subsidiary, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2013, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets, and the consolidated financial highlights for the year ended December 31, 2013 and for the period from April 23, 2012 (commencement of operations) to December 31, 2012. These consolidated financial statements and consolidated financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from the brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Schroders Global Multi-Asset Portfolio and subsidiary of Met Investors Series Trust as of December 31, 2013, the results of their operations for the year then ended, the changes in their net assets, and the consolidated financial highlights for the year ended December 31, 2013 and for the period from April 23, 2012 (commencement of operations) to December 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 27, 2014

MIST-42

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund “MSF Trust”;** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-43

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-44

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Schroders Global Multi-Asset Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-45

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds, including those underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Schroders Global Multi-Asset Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year and since-inception (beginning April 30, 2012) periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its Lipper Index for the same two periods. The Board also considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-year and since-inception periods ended October 31, 2013. The Board also noted that the Portfolio commenced operations on April 30, 2012 and thus has limited performance history.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies, including those underlying variable insurance products, deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense

MIST-46

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Schroders Global Multi-Asset Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the median of the Expense Universe and Sub-advised Expense Universe. The Board also considered that the Portfolio’s actual management fees were above the median of the Expense Group and that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the median of the Expense Group. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group but above the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board further considered that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Schroders Global Multi-Asset Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-47

Met Investors Series Trust

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-48

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the SSgA Growth and Income ETF Portfolio returned 13.22%, 12.93%, and 13.11%, respectively. The Portfolio’s benchmark, the MSCI ACWI (All Country World Index)1, returned 22.80%.

MARKET ENVIRONMENT / CONDITIONS

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, not to mention the intimation and eventual announcement of Federal Reserve (the “Fed”) tapering, developed equity markets during 2013 chalked up one of their best years in recent memory. In the U.S., the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance.

Investors in U.S. stocks were understandably nervous as the fourth quarter got underway, since equities had already produced solidly positive returns for three consecutive quarters and the history of early autumn includes many volatile episodes. Moreover, the September postponement of a widely expected announcement of tapered Federal Reserve asset purchases had dented the dollar and diverted attention towards non-U.S. markets. When the U.S. Congress could not agree on a budget and the government underwent a partial shutdown in early October, U.S. share buyers remained on the defensive. But major averages did not breach their August lows, and investors began to anticipate a reopening of full government operations and a deal to circumvent the debt ceiling. When agreement actually came in mid-October, stocks had already built up enough momentum to drive volatility lower and lift share prices further through November. December 18th brought the formal announcement that tapering of debt purchases would begin in January. The accompanying guidance on maintaining interest rates at minimal levels was well received by equity investors. The S&P 500 Index proceeded to set several new closing records, ending its extraordinary 2013 essentially on the highs. The S&P 500 Index added value in every quarter of 2013, and the only months it lost ground during the year were June and August. For 2013 as a whole, more than 90% of the names in the index posted positive returns, and the full S&P 500 Index achieved a total return of 32.4%, its best annual result since 1997. The S&P selection of small caps in the S&P 600 Index did even better, scoring a remarkable 41.3% advance over the course of 2013.

Stock markets outside the U.S. followed the American lead during the fourth quarter, but tentative behavior early in each of the final three months of 2013 prevented them from building on their healthy outperformance in the third quarter. A more resilient U.S. dollar, particularly relative to currencies in the Pacific region, remained a significant headwind for unhedged investors in Japan and Australia. Still, European equities offered ample resilience, as European Central Bank trimmed interest rates and peripheral eurozone bond yields appeared increasingly stable at comfortably lower levels. As a whole, the MSCI EAFE Index of developed market equities was solidly positive for 2013, during which it gained an impressive 22.8%.

While 2013 was a landmark year for the developed equity markets, stocks in many emerging nations struggled with tempered growth outlooks and inconvenient inflation pressures. In several cases, currency weakness limited the flexibility of monetary authorities. With fourth-quarter rate hikes in Brazil, India, and Indonesia, and several bouts of interbank stress in China, emerging markets could not lay claim to the monetary largesse that flattered share valuations in developed countries. Though the MSCI Emerging Markets Index managed to retain a 1.8% advance for the fourth quarter as a whole, it could not escape a disappointing 2.6% decline for 2013 in its entirety.

The softness in emerging markets activity levels did few favors for commodity demand, even though oil consumption seemed to hold up quite well. Prices for industrial metals and major grains fell throughout the year, and resource-oriented equities were 2013 underperformers. While cheaper raw materials and muted wage demands kept inflation expectations subdued in the developed world, real bond yields climbed sharply over the course of the year, rising in many cases from deeply negative levels, as the introduction of tapering language fostered doubts about central bank commitments to financial repression. As a result, broad bond averages joined commodity benchmarks in producing negative annual returns. Diminished inflation and rising real yields proved a nasty combination for the price of gold, which essentially lost as much as equities gained, suffering its first annual decline of the 21st century.

Although suffering brief but dramatic worries about U.S. default in early October, government bonds continued to bask in the afterglow of the Fed’s unexpected September decision to maintain the pace of its asset purchases, and fixed income assets around the world enjoyed a broadly prosperous month to open the fourth quarter. Corporate bonds and peripheral European sovereigns retained enough yield to keep investors interested through the end of the year, but major government issues seemed to reach levels that were too expensive by October 30th, when the post-meeting statement from the Federal Open Market Committee failed to offer any fresh indications of support for U.S. debt purchases. Declining commodity prices and ebbing inflation data may have convinced the European Central Bank to trim interest rates by 25 basis points on November 7th, but they failed to sustain any fresh gains in government bond prices. The U.S. employment figures for October were reported on November 8th and looked especially solid, and third-quarter GDP figures that were twice revised upward in December confirmed U.S. resilience. While buoyant equity markets kept credit conditions favorable, trading in government issues turned even choppier as commodity prices seemed to find support and inflation expectations saw a modest rebound. Even though the December 18th taper announcement from the Fed seemed to postpone the date when tangible rate hikes would actually arrive, underlying economic conditions appeared healthy enough to prompt renewed thrashing of intermediate debt maturities. Fixed income markets ended a rough year on a weak note, with most government

MIST-1

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

benchmarks showing losses not only for the fourth quarter but for 2013 as a whole. The Barclays U.S. Treasury Index gave back 2.8% for the year, while the Barclays U.S. Corporate Index was down 1.5%. In the mortgage backed space, the Barclays U.S. MBS Index gave back 1.4%, suffering its first annual loss since the dark days of 1994. Combining all the pieces together, the Barclays U.S. Aggregate Bond Index reflected the headwinds endured by fixed income investors during 2013 and lost 2.0% for the year in its entirety. The last time the Barclays U.S. Aggregate Bond Index had a down year was 1999, and the last time it had a poorer year than 2013 was 1994.

Bonds below investment grade, however, bucked the downbeat trend in fixed income. Accommodative central banks, benign credit conditions, and persistent demand for incremental yield provided steady support for high-yield issues throughout 2013. Even though government yields finished the year considerably higher, high-yield spreads narrowed enough as 2013 progressed so that investors in the Barclays U.S. High Yield Index actually enjoyed net yield declines in each quarter but the second, when the tapering concept first emerged in the U.S. For 2013 as a whole, the yield on the Barclays High Yield index dropped nearly 50 basis points, falling from 6.13% to 5.64%. This outcome produced extraordinarily handsome returns in a difficult year, as the High Yield Index added 7.4% for all of 2013.

Continuing to face opprobrium from income-oriented investors disarmed by the approach of Fed tapering, real estate investment trusts (REITs) struggled during the fourth quarter. Their ample October rebound after the unexpected delay of tapering in September suffered thoroughgoing reversal in November, when firmer economic readings sent bond yields climbing again. REITs did manage to find support in December, as bargain hunters nibbled even after the formal announcement that Fed asset purchases would slow in January. The Dow Jones U.S. Select REIT Index did not recover enough from its November shellacking to regain positive territory for the fourth quarter. The Select REIT Index shed 1.1% over the final three months of 2013, marking a third consecutive quarterly loss. But the first quarter was still a huge winner, and the REIT Index held onto a slim 1.2% advance for 2013 as a whole. Outside the U.S., REITs largely echoed the performance of their U.S. counterparts, ending the fourth quarter with a modest loss, but retaining a positive result for 2013 as a whole.

PORTFOLIO REVIEW / PERIOD END POSITIONING

2013 was a strong year for developed market equities. These returns were somewhat offset by weaker relative performance in emerging market equities, commodities and fixed income assets. Even still, aggregate returns remained very respectable, with the Portfolio delivering a 13.22% return for all of 2013. Positive performance contribution from tactical decisions was offset by ETF underperformance (particularly in the international space). This resulted in a modest underperformance relative to its custom composite benchmark.

The Portfolio performance was impacted most negatively by holdings in gold. Historically, the position has offered diversification benefits as well as positive returns for the Portfolio. However, the first half of 2013 saw a decided change in the market’s appetite for gold and prices plunged as a result. While we did trim the position down to 1% by year end, the almost 30% decline in gold was still a significant drag on performance. The Portfolio was also hindered as a result of tracking error in the performance of the underlying ETF holdings. The negative relative underperformance on the underlying ETFs held by the Portfolio accounted for a more than 0.6% drag on overall performance.

The largest contributor to performance on the positive side was the relative underweight of investment grade fixed income and inflation protected securities. Both asset classes experienced negative returns for the period. This helped deliver more than 0.8% of positive tactical return. The fixed income underweight funded overweight positions in equities, which also benefited the Portfolio. Tactical positioning across developed market and emerging equities in aggregate helped deliver just over 50 basis points of positive contribution to return.

Our quantitative models designed to forecast both market risks and returns continue to suggest a favorable environment for stock investment over bonds. The Portfolio ended 2013 with positioning consistent with these views. Within equities, we remained overweight U.S. dividend stocks relative to core S&P 500, as well as overweight non-U.S. developed equities relative to emerging markets. Furthermore, we held positions in U.S. equity sector ETFs in those areas where we saw attractive valuations. In fixed income, underweights in government and inflation protected bonds were offset by overweight positions in investment grade and high yield securities. Lastly, we continued to hold a modest overweight to gold.

Dan Farley

Chris Goolgasian

Tim Furbush

Portfolio Managers

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
SSgA Growth and Income ETF Portfolio
Class A	13.22	12.79	5.87
Class B	12.93	12.54	6.02
Class E	13.11	12.65	5.72
MSCI ACWI (All Country World Index)	22.80	14.92	6.00

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception of Class B shares is 10/3/2005. Inception of Class A and Class E shares is 5/1/2006. Index returns are based on an inception date of 10/3/2005.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	23.2
Vanguard Total Bond Market ETF	15.2
iShares MSCI EAFE ETF	13.0
SPDR Barclays High Yield Bond ETF	9.8
iShares Core S&P Small-Cap ETF	4.1
iShares TIPS Bond ETF	3.3
Vanguard REIT ETF	2.9
Vanguard FTSE Pacific ETF	2.5
Industrial Select Sector SPDR Fund	2.1
Consumer Discretionary Select Sector SPDR Fund	2.1

MIST-3

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSgA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.31%	$1,000.00	$1,100.90	$1.64
	Hypothetical*	0.31%	$1,000.00	$1,023.64	$1.58

Class B(a)	Actual	0.56%	$1,000.00	$1,099.70	$2.96
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class E(a)	Actual	0.46%	$1,000.00	$1,100.40	$2.44
	Hypothetical*	0.46%	$1,000.00	$1,022.89	$2.35

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2013

Investment Company Securities—98.8% of Net Assets

Security Description	Shares	Value
Consumer Discretionary Select Sector SPDR Fund (a) (b)	945,030	$63,156,355
Health Care Select Sector SPDR Fund (a) (b)	1,124,650	62,350,596
Industrial Select Sector SPDR Fund (a) (b)	1,221,400	63,830,364
iShares Core MSCI Emerging Markets ETF (a)	1,235,606	61,545,535
iShares Core S&P Small-Cap ETF (a)	1,141,725	124,687,787
iShares Core Total US Bond Market ETF (a)	547,409	58,260,740
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	259,276	29,611,912
iShares MSCI Canada ETF (a)	1,256,130	36,628,751
iShares MSCI EAFE ETF	5,921,695	397,108,867
iShares TIPS Bond ETF (a)	922,104	101,339,230
SPDR Barclays High Yield Bond ETF (a) (b)	7,368,934	298,883,963
SPDR Dow Jones International Real Estate ETF (a) (b)	1,463,641	60,302,009
SPDR Gold Shares (a) (b) (c)	348,025	40,430,064
SPDR S&P 500 ETF Trust (a) (b)	3,831,193	707,506,411
SPDR S&P Dividend ETF (a) (b)	866,547	62,928,643
SPDR S&P International Small Cap ETF (a) (b)	1,847,261	62,067,970
SPDR S&P MidCap 400 ETF Trust (b)	257,065	62,775,273
Vanguard FTSE Emerging Markets ETF (a)	1,390,902	57,221,708
Vanguard FTSE Europe ETF	566,465	33,308,142
Vanguard FTSE Pacific ETF	1,244,040	76,259,652
Vanguard REIT ETF (a)	1,348,865	87,082,724
Vanguard Total Bond Market ETF	5,798,418	463,815,456

Total Investment Company Securities (Cost $2,679,595,236)		3,011,102,152

Short-Term Investments—22.8%
Security Description	Shares	Value

Mutual Funds—22.8%
AIM STIT-STIC Prime Portfolio	28,604,400	28,604,400
State Street Navigator Securities Lending MET Portfolio (b) (d)	665,810,357	665,810,357

Total Short-Term Investments (Cost $694,414,757)		694,414,757

Total Investments—121.6% (Cost $3,374,009,993) (e)		3,705,516,909
Other assets and liabilities (net)—(21.6)%		(658,567,358)

Net Assets—100.0%		$3,046,949,551

(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $787,714,643 and the collateral received consisted of cash in the amount of $665,810,357 and non-cash collateral with a value of $137,424,185. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $3,386,429,461. The aggregate unrealized appreciation and depreciation of investments were $364,308,219 and $(45,220,771), respectively, resulting in net unrealized appreciation of $319,087,448 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$3,011,102,152	$—	$—	$3,011,102,152
Total Short-Term Investments*	694,414,757	—	—	694,414,757
Total Investments	$3,705,516,909	$—	$—	$3,705,516,909

Collateral for Securities Loaned (Liability)	$—	$(665,810,357)	$—	$(665,810,357)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$1,555,474,904
Affiliated investments at value (c)(d)	2,150,042,005
Cash	1,354,397
Receivable for:
Fund shares sold	43,620
Dividends and interest	8,383,642
Prepaid expenses	8,076

Total Assets	3,715,306,644
Liabilities
Collateral for securities loaned	665,810,357
Payables for:
Fund shares redeemed	1,000,459
Accrued expenses:
Management fees	779,739
Distribution and service fees	632,295
Administration fees	1,745
Custodian and accounting fees	5,517
Deferred trustees’ fees	53,884
Other expenses	73,097

Total Liabilities	668,357,093

Net Assets	$3,046,949,551

Net assets consist of:
Paid in surplus	$2,483,339,939
Undistributed net investment income	67,164,755
Accumulated net realized gain	164,937,941
Unrealized appreciation on investments and affiliated investments	331,506,916

Net Assets	$3,046,949,551

Net Assets
Class A	$28,082,299
Class B	3,006,691,133
Class E	12,176,119
Capital Shares Outstanding*
Class A	2,163,520
Class B	233,114,066
Class E	941,749
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.98
Class B	12.90
Class E	12.93

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,470,135,734.
(b)	Includes securities loaned at value of $229,592,803.
(c)	Identified cost of affiliated investments was $1,903,874,259.
(d)	Includes securities loaned at value of $558,121,840.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Underlying ETFs	$36,813,353
Dividends from affiliated investments	44,108,107
Interest	18,407
Securities lending income from affiliated investments	2,002,747

Total investment income	82,942,614
Expenses
Management fees	9,113,348
Administration fees	21,912
Custodian and accounting fees	32,221
Distribution and service fees—Class B	7,379,060
Distribution and service fees—Class E	17,309
Audit and tax services	33,057
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	50,712
Insurance	18,817
Miscellaneous	22,387

Total expenses	16,742,597

Net Investment Income	66,200,017

Net Realized and Unrealized Gain
Net realized gain on:
Investments	21,420,396
Affiliated investments	158,662,571
Capital gain distributions from Underlying ETFs	1,096,565
Capital gain distributions from affiliates	1,065,190

Net realized gain	182,244,722

Net change in unrealized appreciation on:
Investments	28,178,527
Affiliated investments	87,040,668

Net change in unrealized appreciation	115,219,195

Net realized and unrealized gain	297,463,917

Net Increase in Net Assets From Operations	$363,663,934

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$66,200,017	$74,719,244
Net realized gain	182,244,722	68,011,446
Net change in unrealized appreciation	115,219,195	193,411,157

Increase in net assets from operations	363,663,934	336,141,847

From Distributions to Shareholders
Net investment income
Class A	(639,216)	(450,761)
Class B	(73,924,273)	(66,627,262)
Class E	(282,833)	(247,514)
Net realized capital gains
Class A	(547,900)	(385,715)
Class B	(69,436,858)	(62,141,652)
Class E	(255,856)	(223,182)

Total distributions	(145,086,936)	(130,076,086)

Increase (decrease) in net assets from capital share transactions	(82,704,800)	79,888,250

Total increase in net assets	135,872,198	285,954,011

Net Assets
Beginning of period	2,911,077,353	2,625,123,342

End of period	$3,046,949,551	$2,911,077,353

Undistributed Net Investment Income
End of period	$67,164,755	$75,673,824

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	652,311	$8,066,029	650,834	$7,559,683
Reinvestments	100,094	1,187,116	73,633	836,476
Redemptions	(337,785)	(4,177,502)	(355,484)	(4,163,017)

Net increase	414,620	$5,075,643	368,983	$4,233,142

Class B
Sales	9,799,864	$120,343,426	20,328,825	$236,288,686
Reinvestments	12,138,961	143,361,131	11,385,403	128,768,914
Redemptions	(28,620,890)	(351,923,542)	(25,249,077)	(290,376,394)

Net increase (decrease)	(6,682,065)	$(88,218,985)	6,465,151	$74,681,206

Class E
Sales	178,801	$2,197,000	265,774	$3,080,023
Reinvestments	45,536	538,689	41,544	470,696
Redemptions	(185,588)	(2,297,147)	(221,048)	(2,576,817)

Net increase	38,749	$438,542	86,270	$973,902

Increase (decrease) derived from capital shares transactions		$(82,704,800)		$79,888,250

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$12.08	$11.21	$11.48	$10.34		$8.49

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.34	0.34	0.39		0.35
Net realized and unrealized gain (loss) on investments	1.22	1.09	(0.17)	0.90		1.71

Total from investment operations	1.53	1.43	0.17	1.29		2.06

Less Distributions
Distributions from net investment income	(0.34)	(0.30)	(0.22)	(0.15)		(0.21)
Distributions from net realized capital gains	(0.29)	(0.26)	(0.22)	(0.00	)(b)	0.00

Total distributions	(0.63)	(0.56)	(0.44)	(0.15)		(0.21)

Net Asset Value, End of Period	$12.98	$12.08	$11.21	$11.48		$10.34

Total Return (%) (c)	13.22	13.11	1.28	12.61		24.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.31	0.32	0.32	0.33		0.40
Net ratio of expenses to average net assets (%) (d)(e)	0.31	0.32	0.32	0.33		0.37
Ratio of net investment income to average net assets (%) (f)	2.52	2.96	3.01	3.64		3.80
Portfolio turnover rate (%)	47	39	36	33		22
Net assets, end of period (in millions)	$28.1	$21.1	$15.5	$11.3		$4.5

	Class B
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$12.01	$11.15	$11.43	$10.32		$8.47

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.30	0.31	0.37		0.34
Net realized and unrealized gain (loss) on investments	1.22	1.10	(0.17)	0.88		1.70

Total from investment operations	1.49	1.40	0.14	1.25		2.04

Less Distributions
Distributions from net investment income	(0.31)	(0.28)	(0.20)	(0.14)		(0.19)
Distributions from net realized capital gains	(0.29)	(0.26)	(0.22)	(0.00	)(b)	0.00

Total distributions	(0.60)	(0.54)	(0.42)	(0.14)		(0.19)

Net Asset Value, End of Period	$12.90	$12.01	$11.15	$11.43		$10.32

Total Return (%) (c)	12.93	12.85	1.06	12.24		24.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.56	0.57	0.57	0.58		0.65
Net ratio of expenses to average net assets (%) (d)(e)	0.56	0.57	0.57	0.58		0.62
Ratio of net investment income to average net assets (%) (f)	2.21	2.64	2.79	3.49		3.63
Portfolio turnover rate (%)	47	39	36	33		22
Net assets, end of period (in millions)	$3,006.7	$2,879.1	$2,600.5	$1,926.7		$739.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010		2009
Net Asset Value, Beginning of Period	$12.03	$11.17	$11.44	$10.32		$8.47

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.32	0.32	0.35		0.33
Net realized and unrealized gain (loss) on investments	1.23	1.09	(0.17)	0.91		1.72

Total from investment operations	1.52	1.41	0.15	1.26		2.05

Less Distributions
Distributions from net investment income	(0.33)	(0.29)	(0.20)	(0.14)		(0.20)
Distributions from net realized capital gains	(0.29)	(0.26)	(0.22)	(0.00	)(b)	0.00

Total distributions	(0.62)	(0.55)	(0.42)	(0.14)		(0.20)

Net Asset Value, End of Period	$12.93	$12.03	$11.17	$11.44		$10.32

Total Return (%) (c)	13.11	12.91	1.17	12.34		24.99

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.46	0.47	0.47	0.48		0.55
Net ratio of expenses to average net assets (%) (d)(e)	0.46	0.47	0.47	0.48		0.52
Ratio of net investment income to average net assets (%) (f)	2.34	2.76	2.85	3.35		3.59
Portfolio turnover rate (%)	47	39	36	33		22
Net assets, end of period (in millions)	$12.2	$10.9	$9.1	$7.8		$4.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the air value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to capital gain dividend reclass. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

MIST-11

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

MIST-12

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$1,381,580,399	$0	$1,524,482,772

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$9,113,348	0.330%	First $500 million
	0.300%	Over $500 million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee.

MIST-13

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2013 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Consumer Discretionary Select Sector SPDR Fund	—	945,030	—	945,030
Health Care Select Sector SPDR Fund	—	1,124,650	—	1,124,650
Industrial Select Sector SPDR Fund	—	1,221,400	—	1,221,400
SPDR Barclays High Yield Bond ETF	9,233,810	998,049	(2,862,925)	7,368,934
SPDR Dow Jones International Real Estate ETF	1,037,698	824,843	(398,900)	1,463,641
SPDR Gold Shares	248,400	99,625	—	348,025
SPDR S&P 500 ETF Trust	5,582,800	355,205	(2,106,812)	3,831,193
SPDR S&P Dividend ETF	2,466,600	872,500	(2,472,553)	866,547
SPDR S&P International Small Cap ETF	2,117,623	926,800	(1,197,162)	1,847,261
SPDR S&P MidCap 400 ETF Trust	165,800	121,900	(30,635)	257,065
State Street Navigator Securities Lending MET Portfolio	—	7,938,613,653	(7,272,803,296)	665,810,357
State Street Navigator Securities Lending Prime Portfolio	671,628,594	115,286,838	(786,915,432)	—

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Income from Affiliated Investments	Ending Value as of December 31, 2013
Consumer Discretionary Select Sector SPDR Fund	$—	$—	$247,154	$63,156,355
Health Care Select Sector SPDR Fund	—	—	253,046	62,350,596
Industrial Select Sector SPDR Fund	—	—	315,915	63,830,364
SPDR Barclays High Yield Bond ETF	(735,120)	—	20,566,560	298,883,963
SPDR Dow Jones International Real Estate ETF	2,115,491	—	2,477,437	60,302,009
SPDR Gold Shares	—	—	—	40,430,064
SPDR S&P 500 ETF Trust	118,692,929	—	15,429,909	707,506,411
SPDR S&P Dividend ETF	32,780,307	1,065,190	2,351,816	62,928,643
SPDR S&P International Small Cap ETF	4,684,276	—	1,925,680	62,067,970
SPDR S&P MidCap 400 ETF Trust	1,124,688	—	540,590	62,775,273
State Street Navigator Securities Lending MET Portfolio	—	—	1,806,676	665,810,357
State Street Navigator Securities Lending Prime Portfolio	—	—	196,071	—

	$158,662,571	$1,065,190	$46,110,854	$2,150,042,005

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$84,641,783	$79,161,949	$60,445,153	$50,914,137	$145,086,936	$130,076,086

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total
$72,613,966	$171,962,083	$319,087,449	$—	$563,663,498

MIST-14

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-15

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSgA Growth and Income ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSgA Growth and Income ETF Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA Growth and Income ETF Portfolio of the Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the SSgA Growth and Income ETF Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-19

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the SSgA Growth and Income ETF Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2013 but underperformed its Performance Universe and its Lipper Index for the one-year period ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the MSCI All Country World Index, for the one-, three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also

MIST-20

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the SSgA Growth and Income ETF Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size and were the lowest in the Expense Group. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the SSgA Growth and Income ETF Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-21

Met Investors Series Trust

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-22

Met Investors Series Trust

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the SSgA Growth ETF Portfolio returned 18.34%, 18.07%, and 18.25%, respectively. The Portfolio’s benchmark, the MSCI ACWI (All Country World Index)1, returned 22.80%.

MARKET ENVIRONMENT / CONDITIONS

Casually defying uninspired global activity trends and persistent retrenchment in profit estimates, not to mention the intimation and eventual announcement of Federal Reserve (the “Fed”) tapering, developed equity markets during 2013 chalked up one of their best years in recent memory. In the U.S., the Dow Jones Industrial Average scored its largest annual gain since 1995. Japan’s Nikkei Stock Average surged more than 50% in yen terms, a milestone last achieved in 1972. Share prices around the world rallied hard as 2013 began, and the MSCI World Index never once revisited its 2012 close. Stocks overcame early December jitters to finish the year as strong as it had begun, capping 2013 with four consecutive months of positive performance.

Investors in U.S. stocks were understandably nervous as the fourth quarter got underway, since equities had already produced solidly positive returns for three consecutive quarters and the history of early autumn includes many volatile episodes. Moreover, the September postponement of a widely expected announcement of tapered Fed asset purchases had dented the dollar and diverted attention towards non-U.S. markets. When the U.S. Congress could not agree on a budget and the government underwent a partial shutdown in early October, U.S. share buyers remained on the defensive. But major averages did not breach their August lows, and investors began to anticipate a reopening of full government operations and a deal to circumvent the debt ceiling. When agreement actually came in mid-October, stocks had already built up enough momentum to drive volatility lower and lift share prices further through November. December 18th brought the formal announcement that tapering of debt purchases would begin in January. The accompanying guidance on maintaining interest rates at minimal levels was well received by equity investors. The S&P 500 Index proceeded to set several new closing records, ending its extraordinary 2013 essentially on the highs. The S&P 500 Index added value in every quarter of 2013, and the only months it lost ground during the year were June and August. For 2013 as a whole, more than 90% of the names in the index posted positive returns, and the full S&P 500 Index achieved a total return of 32.4%, its best annual result since 1997. The S&P selection of small caps in the S&P 600 Index did even better, scoring a remarkable 41.3% advance over the course of 2013.

Stock markets outside the U.S. followed the American lead during the fourth quarter, but tentative behavior early in each of the final three months of 2013 prevented them from building on their healthy outperformance in the third quarter. A more resilient U.S. dollar, particularly relative to currencies in the Pacific region, remained a significant headwind for unhedged investors in Japan and Australia. Still, European equities offered ample resilience, as the European Central Bank (the “ECB”) trimmed interest rates and peripheral eurozone bond yields appeared increasingly stable at comfortably lower levels. As a whole, the MSCI EAFE Index of developed market equities was solidly positive for 2013, during which it gained an impressive 22.8%.

While 2013 was a landmark year for the developed equity markets, stocks in many emerging nations struggled with tempered growth outlooks and inconvenient inflation pressures. In several cases, currency weakness limited the flexibility of monetary authorities. With fourth-quarter rate hikes in Brazil, India, and Indonesia, and several bouts of interbank stress in China, emerging markets could not lay claim to the monetary largesse that flattered share valuations in developed countries. Though the MSCI Emerging Markets Index managed to retain a 1.8% advance for the fourth quarter as a whole, it could not escape a disappointing 2.6% decline for 2013 in its entirety.

The softness in emerging markets activity levels did few favors for commodity demand, even though oil consumption seemed to hold up quite well. Prices for industrial metals and major grains fell throughout the year, and resource-oriented equities were 2013 underperformers. While cheaper raw materials and muted wage demands kept inflation expectations subdued in the developed world, real bond yields climbed sharply over the course of the year, rising in many cases from deeply negative levels, as the introduction of tapering language fostered doubts about central bank commitments to financial repression. As a result, broad bond averages joined commodity benchmarks in producing negative annual returns. Diminished inflation and rising real yields proved a nasty combination for the price of gold, which essentially lost as much as equities gained, suffering its first annual decline of the 21st century.

Although suffering brief but dramatic worries about U.S. default in early October, government bonds continued to bask in the afterglow of the Fed’s unexpected September decision to maintain the pace of its asset purchases, and fixed income assets around the world enjoyed a broadly prosperous month to open the fourth quarter. Corporate bonds and peripheral European sovereigns retained enough yield to keep investors interested through the end of the year, but major government issues seemed to reach levels that were too expensive by October 30th, when the post-meeting statement from the Federal Open Market Committee failed to offer any fresh indications of support for U.S. debt purchases. Declining commodity prices and ebbing inflation data may have convinced the ECB to trim interest rates by 25 basis points on November 7th, but they failed to sustain any fresh gains in government bond prices. The U.S. employment figures for October were reported on November 8th and looked especially solid, and third-quarter GDP figures that were twice revised upward in December confirmed U.S. resilience. While buoyant equity markets kept credit conditions favorable, trading in government issues turned even choppier as commodity prices seemed to find support and inflation expectations saw a modest rebound. Even though the December 18th taper announcement from the Fed seemed to postpone the date when tangible rate hikes would actually arrive, underlying economic conditions appeared healthy enough to prompt renewed thrashing of intermediate debt maturities. Fixed income markets ended a rough year on a weak note, with most government benchmarks showing losses not only for the fourth

MIST-1

Met Investors Series Trust

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

quarter but for 2013 as a whole. The Barclays U.S. Treasury Index gave back 2.8% for the year, while the Barclays U.S. Corporate Index was down 1.5%. In the mortgage backed space, the Barclays U.S. MBS Index gave back 1.4%, suffering its first annual loss since the dark days of 1994. Combining all the pieces together, the Barclays U.S. Aggregate Bond Index reflected the headwinds endured by fixed income investors during 2013 and lost 2.0% for the year in its entirety. The last time the Barclays U.S. Aggregate Bond Index had a down year was 1999, and the last time it had a poorer year than 2013 was 1994.

Bonds below investment grade, however, bucked the downbeat trend in fixed income. Accommodative central banks, benign credit conditions, and persistent demand for incremental yield provided steady support for high-yield issues throughout 2013. Even though government yields finished the year considerably higher, high-yield spreads narrowed enough as 2013 progressed so that investors in the Barclays U.S. High Yield Index actually enjoyed net yield declines in each quarter but the second, when the tapering concept first emerged in the U.S. For 2013 as a whole, the yield on the Barclays High Yield Index dropped nearly 50 basis points, falling from 6.13% to 5.64%. This outcome produced extraordinarily handsome returns in a difficult year, as the High Yield Index added 7.4% for all of 2013.

Continuing to face opprobrium from income-oriented investors disarmed by the approach of Fed tapering, real estate investment trusts (REITs) struggled during the fourth quarter. Their ample October rebound after the unexpected delay of tapering in September suffered thoroughgoing reversal in November, when firmer economic readings sent bond yields climbing again. REITs did manage to find support in December, as bargain hunters nibbled even after the formal announcement that Fed asset purchases would slow in January. The Dow Jones U.S. Select REIT IndexSM did not recover enough from its November shellacking to regain positive territory for the fourth quarter. The Select REIT Index shed 1.1% over the final three months of 2013, marking a third consecutive quarterly loss. But the first quarter was still a huge winner, and the REIT Index held onto a slim 1.2% advance for 2013 as a whole. Outside the U.S., REITs largely echoed the performance of their U.S. counterparts, ending the fourth quarter with a modest loss, but retaining a positive result for 2013 as a whole.

PORTFOLIO REVIEW / PERIOD END POSITIONING

2013 was a strong year for developed market equities. These returns were somewhat offset by weaker relative performance in emerging market equities, commodities and fixed income assets. Even still, aggregate returns remained very respectable, with the Portfolio delivering an 18.34% return for all of 2013. Positive performance contribution from tactical decisions was offset by ETF underperformance (particularly in the international space). This resulted in in a modest underperformance relative to its custom composite benchmark.

The Portfolio performance was impacted most negatively by holdings in gold. Historically, the position has offered diversification benefits as well as positive returns for the Portfolio. However, the first half of 2013 saw a decided change in the market’s appetite for gold and prices plunged as a result. While we did trim the position down to 1% by year end, the almost 30% decline in gold was still a significant drag on performance. The Portfolio was also hindered as a result of tracking error in the performance of the underlying ETF holdings. The negative relative underperformance on the underlying ETFs held by the Portfolio accounted for a more than 0.7% drag on overall performance.

The largest contributor to performance on the positive side was the relative underweight of investment grade fixed income and inflation protected securities. Both asset classes experienced negative returns for the period. This helped deliver more than 1% of positive tactical return. The fixed income underweight funded overweight positions in equities, which also benefited the Portfolio. Tactical positioning across developed market and emerging equities in aggregate helped deliver just over 40 basis points of positive contribution to return.

Our quantitative models designed to forecast both market risks and returns continue to suggest a favorable environment for stock investment over bonds. The Portfolio ended 2013 with positioning consistent with these views. Within equities, we remained overweight U.S. dividend stocks relative to core S&P 500, as well as overweight non-U.S. developed equities relative to emerging markets. Furthermore, we held positions in U.S. equity sector ETFs in those areas where we saw attractive valuations. In fixed income, underweights in government and inflation protected bonds were offset by overweight positions in investment grade and high yield securities. Lastly, we continued to hold a modest overweight to gold.

Dan Farley

Chris Goolgasian

Tim Furbush

Portfolio Managers

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

SSgA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	Since Inception[2]
SSgA Growth ETF Portfolio
Class A	18.34	14.68	5.55
Class B	18.07	14.39	5.95
Class E	18.25	14.53	5.40
MSCI ACWI (All Country World Index)	22.80	14.92	6.00

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception of Class B shares is 10/3/2005. Inception of Class A and Class E shares is 5/1/2006. Index returns are based on an inception date of 10/3/2005.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	28.0
iShares MSCI EAFE ETF	19.1
iShares Core S&P Small-Cap ETF	6.2
SPDR S&P MidCap 400 ETF Trust	5.1
SPDR Barclays High Yield Bond ETF	4.9
Vanguard FTSE Emerging Markets ETF	3.7
SPDR S&P International Small Cap ETF	3.0
Vanguard Total Bond Market ETF	3.0
Vanguard REIT ETF	2.9
Vanguard FTSE Pacific ETF	2.5

MIST-3

Met Investors Series Trust

SSgA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSgA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.33%	$1,000.00	$1,130.90	$1.77
	Hypothetical*	0.33%	$1,000.00	$1,023.54	$1.68

Class B(a)	Actual	0.58%	$1,000.00	$1,129.70	$3.11
	Hypothetical*	0.58%	$1,000.00	$1,022.28	$2.96

Class E(a)	Actual	0.48%	$1,000.00	$1,130.40	$2.58
	Hypothetical*	0.48%	$1,000.00	$1,022.79	$2.45

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

MIST-4

Met Investors Series Trust

SSgA Growth ETF Portfolio

Schedule of Investments as of December 31, 2013

Investment Company Securities—98.5% of Net Assets

Security Description	Shares	Value
Consumer Discretionary Select Sector SPDR Fund (a) (b)	307,100	$20,523,493
Health Care Select Sector SPDR Fund (a) (b)	365,500	20,263,320
Industrial Select Sector SPDR Fund (a) (b)	396,970	20,745,652
iShares Core MSCI Emerging Markets ETF (a)	402,020	20,024,616
iShares Core S&P Small-Cap ETF (a)	569,976	62,247,079
iShares Core Total US Bond Market ETF (a)	148,607	15,816,243
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	89,104	10,176,568
iShares MSCI Canada ETF (a)	631,997	18,429,033
iShares MSCI EAFE ETF	2,881,164	193,210,858
iShares TIPS Bond ETF (a)	134,514	14,783,089
SPDR Barclays High Yield Bond ETF (a) (b)	1,229,479	49,867,668
SPDR Dow Jones International Real Estate ETF (a) (b)	475,857	19,605,308
SPDR Gold Shares (a) (b) (c)	110,102	12,790,549
SPDR S&P 500 ETF Trust (b)	1,533,270	283,148,971
SPDR S&P Dividend ETF (b)	275,179	19,983,499
SPDR S&P International Small Cap ETF (a) (b)	893,935	30,036,216
SPDR S&P MidCap 400 ETF Trust (a) (b)	211,614	51,676,139
Vanguard FTSE Emerging Markets ETF (a)	902,840	37,142,838
Vanguard FTSE Europe ETF	175,988	10,348,094
Vanguard FTSE Pacific ETF	403,830	24,754,779
Vanguard REIT ETF (a)	452,677	29,224,827
Vanguard Total Bond Market ETF (a)	373,029	29,838,590

Total Investment Company Securities (Cost $835,938,142)		994,637,429

Short-Term Investments—27.1%

Mutual Funds—27.1%
AIM STIT-STIC Prime Portfolio	13,765,049	13,765,049
State Street Navigator Securities Lending MET Portfolio (b) (d)	260,280,666	260,280,666

Total Short-Term Investments (Cost $274,045,715)		274,045,715

Total Investments—125.6% (Cost $1,109,983,857) (e)		1,268,683,144
Other assets and liabilities (net)—(25.6)%		(258,636,238)

Net Assets—100.0%		$1,010,046,906

(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $256,685,292 and the collateral received consisted of cash in the amount of $260,280,666 and non-cash collateral with a value of $1,496,394. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities lending transactions.
(e)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,118,059,821. The aggregate unrealized appreciation and depreciation of investments were $158,065,099 and $(7,441,776), respectively, resulting in net unrealized appreciation of $150,623,323 for federal income tax purposes.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

SSgA Growth ETF Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Investment Company Securities	$994,637,429	$—	$—	$994,637,429
Total Short-Term Investments*	274,045,715	—	—	274,045,715
Total Investments	$1,268,683,144	$—	$—	$1,268,683,144

Collateral for Securities Loaned (Liability)	$—	$(260,280,666)	$—	$(260,280,666)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

SSgA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$479,761,663
Affiliated investments at value (c)(d)	788,921,481
Cash	64,433
Receivable for:
Fund shares sold	126,353
Dividends and interest	3,104,938
Prepaid expenses	2,469

Total Assets	1,271,981,337
Liabilities
Collateral for securities loaned	260,280,666
Payables for:
Investments purchased	881,649
Fund shares redeemed	189,299
Accrued expenses:
Management fees	264,741
Distribution and service fees	204,485
Administration fees	1,746
Custodian and accounting fees	5,622
Deferred trustees’ fees	53,884
Other expenses	52,339

Total Liabilities	261,934,431

Net Assets	$1,010,046,906

Net assets consist of:
Paid in surplus	$777,650,276
Undistributed net investment income	18,962,572
Accumulated net realized gain	54,734,771
Unrealized appreciation on investments and affiliated investments	158,699,287

Net Assets	$1,010,046,906

Net Assets
Class A	$24,091,463
Class B	977,334,099
Class E	8,621,344
Capital Shares Outstanding*
Class A	1,858,701
Class B	75,828,142
Class E	667,466
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.96
Class B	12.89
Class E	12.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $428,317,888.
(b)	Includes securities loaned at value of $139,079,192.
(c)	Identified cost of affiliated investments was $681,665,969.
(d)	Includes securities loaned at value of $117,606,100.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends from Underlying ETFs	$10,874,964
Dividends from affiliated investments	12,567,520
Interest	6,657
Securities lending income from affiliated investments	689,293

Total investment income	24,138,434
Expenses
Management fees	2,933,657
Administration fees	21,912
Custodian and accounting fees	32,145
Distribution and service fees—Class B	2,253,026
Distribution and service fees—Class E	11,668
Audit and tax services	33,057
Legal	23,321
Trustees’ fees and expenses	30,452
Shareholder reporting	11,222
Insurance	6,244
Miscellaneous	11,296

Total expenses	5,368,000

Net Investment Income	18,770,434

Net Realized and Unrealized Gain
Net realized gain on:
Investments	7,168,026
Affiliated investments	56,224,550
Capital gain distributions from Underlying ETFs	54,056
Capital gain distributions from affiliates	338,260

Net realized gain	63,784,892

Net change in unrealized appreciation on:
Investments	31,209,109
Affiliated investments	40,775,148

Net change in unrealized appreciation	71,984,257

Net realized and unrealized gain	135,769,149

Net Increase in Net Assets From Operations	$154,539,583

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

SSgA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$18,770,434	$19,420,465
Net realized gain	63,784,892	31,633,459
Net change in unrealized appreciation	71,984,257	62,263,731

Increase in net assets from operations	154,539,583	113,317,655

From Distributions to Shareholders
Net investment income
Class A	(418,794)	(250,294)
Class B	(18,752,505)	(15,804,160)
Class E	(165,659)	(133,075)
Net realized capital gains
Class A	(654,365)	(419,693)
Class B	(32,456,258)	(29,581,235)
Class E	(274,068)	(237,508)

Total distributions	(52,721,649)	(46,425,965)

Increase in net assets from capital share transactions	55,540,990	20,262,238

Total increase in net assets	157,358,924	87,153,928

Net Assets
Beginning of period	852,687,982	765,534,054

End of period	$1,010,046,906	$852,687,982

Undistributed Net Investment Income
End of period	$18,962,572	$19,415,758

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	667,188	$8,179,402	442,966	$4,966,476
Reinvestments	94,137	1,073,159	61,411	669,987
Redemptions	(197,434)	(2,376,807)	(148,395)	(1,665,760)

Net increase	563,891	$6,875,754	355,982	$3,970,703

Class B
Sales	9,985,069	$120,587,082	10,550,272	$117,533,529
Reinvestments	4,511,785	51,208,763	4,175,289	45,385,395
Redemptions	(10,298,119)	(123,901,917)	(13,313,585)	(147,085,678)

Net increase	4,198,735	$47,893,928	1,411,976	$15,833,246

Class E
Sales	162,821	$1,970,153	157,916	$1,760,279
Reinvestments	38,674	439,727	34,061	370,583
Redemptions	(135,589)	(1,638,572)	(150,844)	(1,672,573)

Net increase	65,906	$771,308	41,133	$458,289

Increase derived from capital shares transactions		$55,540,990		$20,262,238

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.66	$10.72	$11.11	$9.87	$7.81

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.30	0.28	0.28	0.28
Net realized and unrealized gain (loss) on investments	1.75	1.30	(0.47)	1.13	1.96

Total from investment operations	2.04	1.60	(0.19)	1.41	2.24

Less Distributions
Distributions from net investment income	(0.29)	(0.25)	(0.20)	(0.17)	(0.18)
Distributions from net realized capital gains	(0.45)	(0.41)	0.00	0.00	0.00

Total distributions	(0.74)	(0.66)	(0.20)	(0.17)	(0.18)

Net Asset Value, End of Period	$12.96	$11.66	$10.72	$11.11	$9.87

Total Return (%) (b)	18.34	15.32	(1.87)	14.37	29.51

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.33	0.35	0.35	0.36	0.43
Net ratio of expenses to average net assets (%) (c)(d)	0.33	0.35	0.35	0.36	0.40
Ratio of net investment income to average net assets (%) (e)	2.36	2.72	2.51	2.77	3.20
Portfolio turnover rate (%)	48	43	35	37	23
Net assets, end of period (in millions)	$24.1	$15.1	$10.1	$7.5	$4.4

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.60	$10.67	$11.07	$9.84	$7.79

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.26	0.24	0.25	0.23
Net realized and unrealized gain (loss) on investments	1.76	1.30	(0.46)	1.13	1.98

Total from investment operations	2.00	1.56	(0.22)	1.38	2.21

Less Distributions
Distributions from net investment income	(0.26)	(0.22)	(0.18)	(0.15)	(0.16)
Distributions from net realized capital gains	(0.45)	(0.41)	0.00	0.00	0.00

Total distributions	(0.71)	(0.63)	(0.18)	(0.15)	(0.16)

Net Asset Value, End of Period	$12.89	$11.60	$10.67	$11.07	$9.84

Total Return (%) (b)	18.07	15.03	(2.13)	14.15	29.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.58	0.60	0.60	0.61	0.68
Net ratio of expenses to average net assets (%) (c)(d)	0.58	0.60	0.60	0.61	0.65
Ratio of net investment income to average net assets (%) (e)	2.01	2.33	2.20	2.47	2.70
Portfolio turnover rate (%)	48	43	35	37	23
Net assets, end of period (in millions)	$977.3	$830.6	$749.5	$651.0	$422.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.62	$10.69	$11.08	$9.85	$7.79

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.27	0.27	0.25	0.23
Net realized and unrealized gain (loss) on investments	1.76	1.30	(0.48)	1.13	2.00

Total from investment operations	2.02	1.57	(0.21)	1.38	2.23

Less Distributions
Distributions from net investment income	(0.27)	(0.23)	(0.18)	(0.15)	(0.17)
Distributions from net realized capital gains	(0.45)	(0.41)	0.00	0.00	0.00

Total distributions	(0.72)	(0.64)	(0.18)	(0.15)	(0.17)

Net Asset Value, End of Period	$12.92	$11.62	$10.69	$11.08	$9.85

Total Return (%) (b)	18.25	15.12	(1.99)	14.17	29.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.48	0.50	0.50	0.51	0.58
Net ratio of expenses to average net assets (%) (c)(d)	0.48	0.50	0.50	0.51	0.55
Ratio of net investment income to average net assets (%) (e)	2.13	2.45	2.34	2.44	2.71
Portfolio turnover rate (%)	48	43	35	37	23
Net assets, end of period (in millions)	$8.6	$7.0	$6.0	$5.1	$4.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the air value hierarchy. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to distributions received from Underlying ETF. These adjustments have no impact on net assets or the results of operations.

MIST-11

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”) a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust, including the Navigator Portfolio, and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio and the Underlying ETFs’ investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against

MIST-12

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$469,509,550	$0	$440,811,555

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$2,933,657	0.330%	First $500 million
	0.300%	Over $500 million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of

MIST-13

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2013 is as follows:

Underlying ETF/Security	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Consumer Discretionary Select Sector SPDR Fund	—	307,100	—	307,100
Health Care Select Sector SPDR Fund	—	365,500	—	365,500
Industrial Select Sector SPDR Fund	—	396,970	—	396,970
SPDR Barclays High Yield Bond ETF	1,638,600	413,761	(822,882)	1,229,479
SPDR Dow Jones International Real Estate ETF	301,500	298,560	(124,203)	475,857
SPDR Gold Shares	81,400	43,330	(14,628)	110,102
SPDR S&P 500 ETF Trust	1,916,800	177,246	(560,776)	1,533,270
SPDR S&P Dividend ETF	716,600	278,281	(719,702)	275,179
SPDR S&P International Small Cap ETF	903,600	315,840	(325,505)	893,935
SPDR S&P MidCap 400 ETF Trust	186,400	37,095	(11,881)	211,614
State Street Navigator Securities Lending MET Portfolio	—	2,030,512,974	(1,770,232,308)	260,280,666
State Street Navigator Securities Lending Prime Portfolio	105,082,745	158,699,943	(263,782,688)	—

Underlying ETF/Security	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Income from Affiliated Investments	Ending Value as of December 31, 2013
Consumer Discretionary Select Sector SPDR Fund	$—	$—	$80,316	$20,523,493
Health Care Select Sector SPDR Fund	—	—	82,237	20,263,320
Industrial Select Sector SPDR Fund	—	—	102,676	20,745,652
SPDR Barclays High Yield Bond ETF	1,831,885	—	3,585,281	49,867,668
SPDR Dow Jones International Real Estate ETF	717,262	—	783,864	19,605,308
SPDR Gold Shares	(374,971)	—	—	12,790,549
SPDR S&P 500 ETF Trust	41,230,774	—	5,776,309	283,148,971
SPDR S&P Dividend ETF	10,243,187	338,260	729,867	19,983,499
SPDR S&P International Small Cap ETF	2,015,956	—	919,989	30,036,216
SPDR S&P MidCap 400 ETF Trust	560,457	—	506,981	51,676,139
State Street Navigator Securities Lending MET Portfolio	—	—	657,731	260,280,666
State Street Navigator Securities Lending Prime Portfolio	—	—	31,562	—

	$56,224,550	$338,260	$13,256,813	$788,921,481

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$22,749,615	$19,010,744	$29,972,034	$27,415,221	$52,721,649	$46,425,965

MIST-14

Met Investors Series Trust

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total
$20,291,022	$61,536,169	$150,623,324	$232,450,515

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-15

Met Investors Series Trust

SSgA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSgA Growth ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSgA Growth ETF Portfolio, one of the portfolios constituting the Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA Growth ETF Portfolio of the Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the SSgA Growth ETF Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-19

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the SSgA Growth ETF Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2013 and underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2013. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the three- and five-year periods ended October 31, 2013 but underperformed its benchmark for the one-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also

MIST-20

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the SSgA Growth ETF Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and the Sub-Advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the SSgA Growth ETF Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-21

Met Investors Series Trust

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-22

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the T. Rowe Price Large Cap Value Portfolio returned 34.09% and 33.77%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 32.53%.

MARKET ENVIRONMENT / CONDITIONS

Major U.S. equity markets generated excellent returns in 2013. Early on, decent employment gains and the Federal Reserve’s (the “Fed”) quantitative easing program helped to offset concerns about federal tax increases and automatic spending cuts. Equities fell in May after the Fed indicated that it could begin slowing monthly asset purchases, but rallied in September after the slowdown was put on hold. Stocks weakened in October amid political turmoil, but stocks climbed after a temporary solution was reached. Investors welcomed the Fed’s mid-December announcement that it would reduce asset purchases and also keep short-term interest rates low. Small-cap stocks posted the biggest annual gains, followed by mid- and large-caps. As measured by various Russell indexes, growth stocks outperformed value stocks across all market capitalizations.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio turned in positive results and outpaced its benchmark over the one year period. Strong stock selection and group weightings both contributed significantly to the relative outperformance.

Strong stock selection and a beneficial overweight in the Industrials sector led relative contributions. Shares of Southwest Airlines edged higher on impressive results throughout the year, including the continued integration of its acquisition of AirTran. The firm focused on generating hearty returns from invested capital, which was reflected in improved operating margins. Boeing also performed well and announced additional share repurchases and a 50% dividend increase.

Financials stocks also boosted relative returns. Morgan Stanley’s shares rose on robust operating results that showed improved revenue across all segments, but most notably trading and wealth management. The company also announced a large share repurchase plan and effectively decreased risk by selling assets and focusing more on fee-based wealth management. Increased margins and improving fundamentals drove up share price at Ameriprise Financial.

Weak stock selection in the Information Technology sector detracted the most from relative results. Western Union’s shares dove in October after management issued disappointing outlook due to higher-than-expected compliance and regulatory costs that will have a negative impact on the company’s earnings growth and share repurchase plans. Microsoft shares dropped during the summer on lackluster earnings, but came back after Chief Executive Officer Steve Ballmer announced his impending retirement.

Consumer Staples stock selection also weighed on relative returns. Shares of Kellogg rallied during the first half of the year, but slumped later in the year as margins declined and management lowered current-year guidance twice. However, the stock still has a good relative valuation within its peer group and prospects on the horizon to improve margins.

The Portfolio ended the year underweight the benchmark among Financials, Health Care, Telecommunication Services, Consumer Staples, Information Technology, and Energy companies. The Portfolio’s allocation to Utilities names was roughly in line with the benchmark. The Portfolio was overweight in the Industrials, Materials, and Consumer Discretionary sectors.

John D. Linehan

Brian C. Rogers

Mark S. Finn

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Value Portfolio
Class A	34.09	16.27	6.90
Class B	33.77	15.98	6.64
Russell 1000 Value Index	32.53	16.67	7.58

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	3.4
Pfizer, Inc.	2.9
Exxon Mobil Corp.	2.4
Chevron Corp.	2.3
Merck & Co., Inc.	2.2
Bank of America Corp.	2.2
Southwest Airlines Co.	2.1
General Electric Co.	2.1
3M Co.	2.1
Morgan Stanley	2.1

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	24.7
Industrials	17.6
Energy	12.5
Consumer Discretionary	11.4
Health Care	11.3
Utilities	5.8
Information Technology	5.6
Consumer Staples	4.9
Materials	4.3
Telecommunication Services	1.9

MIST-2

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.56%	$1,000.00	$1,151.10	$3.04
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B(a)	Actual	0.81%	$1,000.00	$1,149.70	$4.39
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—5.4%
Boeing Co. (The)	270,800	$36,961,492
Honeywell International, Inc.	455,200	41,591,624
Lockheed Martin Corp.	133,000	19,771,780
Raytheon Co.	401,000	36,370,700
United Technologies Corp.	552,100	62,828,980

		197,524,576

Airlines—2.1%
Southwest Airlines Co.	4,059,200	76,475,328

Automobiles—1.8%
General Motors Co. (a)	1,588,300	64,913,821

Beverages—1.1%
PepsiCo, Inc.	482,200	39,993,669

Biotechnology—1.1%
Amgen, Inc.	351,100	40,081,576

Building Products—0.2%
Allegion plc (a)	124,067	5,482,506

Capital Markets—5.2%
Ameriprise Financial, Inc.	305,200	35,113,260
Charles Schwab Corp. (The)	1,330,200	34,585,200
Goldman Sachs Group, Inc. (The)	88,700	15,722,962
Invesco, Ltd.	819,200	29,818,880
Morgan Stanley	2,394,700	75,097,792

		190,338,094

Chemicals—2.0%
Celanese Corp. - Series A	1,286,700	71,167,377

Commercial Banks—4.3%
Fifth Third Bancorp	1,548,200	32,558,646
PNC Financial Services Group, Inc. (The)	386,100	29,953,638
U.S. Bancorp	1,377,500	55,651,000
Wells Fargo & Co.	857,700	38,939,580

		157,102,864

Communications Equipment—1.3%
Cisco Systems, Inc.	2,060,500	46,258,225

Construction Materials—0.6%
Vulcan Materials Co. (b)	366,900	21,801,198

Consumer Finance—2.3%
American Express Co.	583,200	52,913,736
SLM Corp.	1,115,300	29,310,084

		82,223,820

Diversified Financial Services—5.6%
Bank of America Corp.	5,177,000	80,605,890
JPMorgan Chase & Co.	2,095,000	122,515,600

		203,121,490

Diversified Telecommunication Services—1.8%
AT&T, Inc.	1,912,800	67,254,048

Electric Utilities—1.8%
Entergy Corp.	588,000	37,202,760
Exelon Corp.	1,067,500	29,238,825

		66,441,585

Electrical Equipment—0.6%
Emerson Electric Co.	336,500	23,615,570

Electronic Equipment, Instruments & Components—0.8%
TE Connectivity, Ltd.	523,700	28,861,107

Energy Equipment & Services—0.8%
Baker Hughes, Inc.	543,300	30,022,758

Food & Staples Retailing—0.7%
Wal-Mart Stores, Inc.	324,100	25,503,429

Food Products—0.7%
Kellogg Co.	392,500	23,969,975

Health Care Equipment & Supplies—1.1%
Covidien plc	576,000	39,225,600

Hotels, Restaurants & Leisure—1.2%
Carnival Corp. (b)	1,071,600	43,046,172

Household Products—1.6%
Procter & Gamble Co. (The)	736,100	59,925,901

Independent Power Producers & Energy Traders—2.8%
AES Corp. (The)	2,922,300	42,402,573
NRG Energy, Inc.	2,018,000	57,956,960

		100,359,533

Industrial Conglomerates—4.2%
3M Co.	542,500	76,085,625
General Electric Co.	2,721,100	76,272,433

		152,358,058

Insurance—4.6%
Allstate Corp. (The)	869,100	47,400,714
Marsh & McLennan Cos., Inc.	1,412,400	68,303,664
Prudential Financial, Inc.	170,700	15,741,954
XL Group plc	1,174,310	37,390,030

		168,836,362

IT Services—0.6%
Western Union Co. (The) (b)	1,371,000	23,649,750

Life Sciences Tools & Services—1.7%
Thermo Fisher Scientific, Inc. (b)	552,900	61,565,415

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—1.5%
Illinois Tool Works, Inc.	377,100	$31,706,568
Ingersoll-Rand plc	372,200	22,927,520

		54,634,088

Media—4.9%
Comcast Corp. - Class A	472,100	24,532,676
Comcast Corp. - Special Class A	292,400	14,584,912
Liberty Media Corp. - Class A (a)	73,100	10,705,495
Time Warner Cable, Inc.	457,600	62,004,800
Time Warner, Inc.	933,800	65,104,536

		176,932,419

Multi-Utilities—1.0%
PG&E Corp.	937,200	37,750,416

Multiline Retail—1.4%
Kohl’s Corp.	902,400	51,211,200

Oil, Gas & Consumable Fuels—11.2%
Anadarko Petroleum Corp.	135,000	10,708,200
Apache Corp.	700,600	60,209,564
Chevron Corp.	677,600	84,639,016
CONSOL Energy, Inc.	636,500	24,212,460
EQT Corp.	385,300	34,592,234
Exxon Mobil Corp.	851,000	86,121,200
Hess Corp.	466,400	38,711,200
Murphy Oil Corp.	44,700	2,900,136
Newfield Exploration Co. (a)	277,700	6,839,751
Royal Dutch Shell plc (ADR)	453,900	32,349,453
Spectra Energy Corp.	790,700	28,164,734

		409,447,948

Paper & Forest Products—1.6%
International Paper Co.	1,214,200	59,532,226

Personal Products—0.6%
Avon Products, Inc.	1,270,900	21,884,898

Pharmaceuticals—7.1%
Johnson & Johnson	740,400	67,813,236
Mallinckrodt plc (a) (b)	79,900	4,175,574
Merck & Co., Inc.	1,613,000	80,730,650
Pfizer, Inc.	3,404,700	104,285,961

		257,005,421

Real Estate Investment Trusts—1.4%
Weyerhaeuser Co.	1,670,600	52,740,842

Real Estate Management & Development—0.4%
St. Joe Co. (The) (a) (b)	729,200	13,993,348

Road & Rail—3.0%
Canadian Pacific Railway, Ltd.	369,300	55,882,476
Union Pacific Corp.	310,000	52,080,000

		107,962,476

Semiconductors & Semiconductor Equipment—0.8%
Texas Instruments, Inc.	691,300	30,354,983

Software—1.9%
Microsoft Corp.	1,850,900	69,279,187

Specialty Retail—1.7%
Lowe’s Cos., Inc.	1,280,500	63,448,775

Total Common Stocks (Cost $2,525,991,948)		3,517,298,034

Short-Term Investments—6.1%

Mutual Funds—6.1%
State Street Navigator Securities Lending MET Portfolio (c)	113,977,585	113,977,585
T. Rowe Price Government Reserve Investment Fund (d)	110,221,612	110,221,612

Total Short-Term Investments (Cost $224,199,197)		224,199,197

Total Investments—102.6% (Cost $2,750,191,145) (e)		3,741,497,231
Other assets and liabilities (net)—(2.6)%		(96,238,188)

Net Assets—100.0%		$3,645,259,043

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $111,715,892 and the collateral received consisted of cash in the amount of $113,977,585. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(e)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $2,765,927,580. The aggregate unrealized appreciation and depreciation of investments were $1,026,939,807 and $(51,370,156), respectively, resulting in net unrealized appreciation of $975,569,651 for federal income tax purposes.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$3,517,298,034	$—	$—	$3,517,298,034
Total Short-Term Investments*	224,199,197	—	—	224,199,197
Total Investments	$3,741,497,231	$—	$—	$3,741,497,231

Collateral for Securities Loaned (Liability)	$—	$(113,977,585)	$—	$(113,977,585)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$3,631,275,619
Affiliated investments at value (c)	110,221,612
Cash	169,661
Receivable for:
Investments sold	18,282,290
Fund shares sold	133,830
Dividends	4,382,038
Dividends on affiliated investments	4,151
Prepaid expenses	9,275

Total Assets	3,764,478,476
Liabilities
Collateral for securities loaned	113,977,585
Payables for:
Investments purchased	1,426,394
Fund shares redeemed	1,712,740
Accrued expenses:
Management fees	1,649,425
Distribution and service fees	223,011
Deferred trustees’ fees	53,884
Other expenses	176,394

Total Liabilities	119,219,433

Net Assets	$3,645,259,043

Net assets consist of:
Paid in surplus	$2,999,301,718
Undistributed net investment income	52,902,496
Accumulated net realized loss	(398,251,213)
Unrealized appreciation on investments and foreign currency transactions	991,306,042

Net Assets	$3,645,259,043

Net Assets
Class A	$2,580,100,448
Class B	1,065,158,595
Capital Shares Outstanding*
Class A	80,243,386
Class B	33,339,968
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$32.15
Class B	31.95

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $2,639,969,533.
(b)	Includes securities loaned at value of $111,715,892.
(c)	Identified cost of affiliated investments was $110,221,612.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$75,180,054
Dividends from affiliated investments	34,657
Interest	30
Securities lending income	379,810

Total investment income	75,594,551
Expenses
Management fees	19,189,458
Administration fees	81,056
Custodian and accounting fees	221,603
Distribution and service fees—Class B	2,523,265
Audit and tax services	37,622
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	137,502
Insurance	20,032
Miscellaneous	16,255

Total expenses	22,280,567
Less management fee waiver	(959,101)
Less broker commission recapture	(22,441)

Net expenses	21,299,025

Net Investment Income	54,295,526

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	116,292,877
Foreign currency transactions	(229)

Net realized gain	116,292,648

Net change in unrealized appreciation on:
Investments	800,604,374
Foreign currency transactions	7

Net change in unrealized appreciation	800,604,381

Net realized and unrealized gain	916,897,029

Net Increase in Net Assets from Operations	$971,192,555

(a)	Net of foreign withholding taxes of $356,502.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$54,295,526	$58,020,748
Net realized gain	116,292,648	9,476,717
Net change in unrealized appreciation	800,604,381	420,124,340

Increase in net assets from operations	971,192,555	487,621,805

From Distributions to Shareholders
Net investment income
Class A	(41,431,830)	(34,291,754)
Class B	(15,408,966)	(13,047,031)

Total distributions	(56,840,796)	(47,338,785)

Decrease in net assets from capital share transactions	(192,220,072)	(323,336,976)

Total increase in net assets	722,131,687	116,946,044

Net Assets
Beginning of period	2,923,127,356	2,806,181,312

End of period	$3,645,259,043	$2,923,127,356

Undistributed Net Investment Income
End of period	$52,902,496	$56,680,722

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	6,425,355	$176,838,220	1,067,434	$23,688,948
Reinvestments	1,567,013	41,431,830	1,542,589	34,291,754
Redemptions	(10,428,639)	(296,543,189)	(11,473,969)	(265,232,162)

Net decrease	(2,436,271)	$(78,273,139)	(8,863,946)	$(207,251,460)

Class B
Sales	2,697,874	$74,647,983	2,262,685	$50,869,366
Reinvestments	585,447	15,408,966	589,563	13,047,031
Redemptions	(7,193,199)	(204,003,882)	(7,938,289)	(180,001,913)

Net decrease	(3,909,878)	$(113,946,933)	(5,086,041)	$(116,085,516)

Decrease derived from capital shares transactions		$(192,220,072)		$(323,336,976)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$24.42	$21.00	$22.00	$18.97	$16.44

Income (Loss) from Investment Operations
Net investment income (a)	0.48	0.47	0.42	0.18	0.22
Net realized and unrealized gain (loss) on investments	7.74	3.33	(1.23)	3.10	2.73

Total from investment operations	8.22	3.80	(0.81)	3.28	2.95

Less Distributions
Distributions from net investment income	(0.49)	(0.38)	(0.19)	(0.25)	(0.42)

Total distributions	(0.49)	(0.38)	(0.19)	(0.25)	(0.42)

Net Asset Value, End of Period	$32.15	$24.42	$21.00	$22.00	$18.97

Total Return (%) (b)	34.09	18.27	(3.77)	17.33	18.67

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.58	0.55	0.56
Net ratio of expenses to average net assets (%) (c)	0.56	0.56	0.56	0.55	0.56
Ratio of net investment income to average net assets (%)	1.69	2.06	1.96	0.92	1.38
Portfolio turnover rate (%)	14	15	104	54	84
Net assets, end of period (in millions)	$2,580.1	$2,019.1	$1,922.6	$1,262.3	$1,140.8

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$24.27	$20.87	$21.87	$18.87	$16.33

Income (Loss) from Investment Operations
Net investment income (a)	0.41	0.41	0.33	0.13	0.16
Net realized and unrealized gain (loss) on investments	7.70	3.31	(1.20)	3.07	2.74

Total from investment operations	8.11	3.72	(0.87)	3.20	2.90

Less Distributions
Distributions from net investment income	(0.43)	(0.32)	(0.13)	(0.20)	(0.36)

Total distributions	(0.43)	(0.32)	(0.13)	(0.20)	(0.36)

Net Asset Value, End of Period	$31.95	$24.27	$20.87	$21.87	$18.87

Total Return (%) (b)	33.77	17.98	(4.01)	17.02	18.39

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.83	0.80	0.81
Net ratio of expenses to average net assets (%) (c)	0.81	0.81	0.81	0.80	0.81
Ratio of net investment income to average net assets (%)	1.44	1.81	1.52	0.67	1.00
Portfolio turnover rate (%)	14	15	104	54	84
Net assets, end of period (in millions)	$1,065.2	$904.1	$883.6	$1,017.8	$940.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-10

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-11

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, capital gain distributions from real estate investment trusts (REITs) and foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

MIST-12

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$446,626,172	$0	$682,744,830

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $109,361,753 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. (the “Subadviser”), for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the term’s of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following the table below.

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up
First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%
Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%
Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%
Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%

MIST-13

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up
Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%
Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

1	When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.
2	When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.
3	When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.
4	When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

For the year ended December 31, 2013, the Adviser earned management fees in the amount of $19,189,458 for managing the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Trust and MSF portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived by MetLife Advisers for the year ended December 31, 2013 amounted to $959,101 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

MIST-14

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	75,363,231	442,921,368	(408,062,987)	110,221,612	$34,657

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$56,840,796	$47,338,785	$—	$—	$56,840,796	$47,338,785

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$52,956,381	$—	$975,569,607	$(382,514,775)	$646,011,213

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $117,244,368.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $382,514,775.

MIST-15

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Large Cap Value Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the T. Rowe Price Large Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-19

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the T. Rowe Price Large Cap Value Portfolio’s performance, the Board considered that the Portfolio outperformed its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio outperformed the median of its Performance Universe for the one- and three-year periods ended June 30, 2013 but slightly underperformed the median of its Performance Universe for the five-year period ended June 30, 2013. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-year period ended October 31, 2013 but underperformed its benchmark for the three- and five-year periods ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also

MIST-20

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the T. Rowe Price Large Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group but above the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the T. Rowe Price Large Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee do not contain breakpoints. The Board noted that the management fee is below the asset-weighted average of comparable funds at all asset levels. The Board also took into account the fact that the Adviser and Sub-Adviser are voluntarily waiving a portion of their advisory fees based on the amount of Sub-Adviser assets managed. The Board further considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-21

Met Investors Series Trust

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-22

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned 36.96%, 36.58%, and 36.68%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned 35.74%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. equity market staged an impressive rally this year, with economically sensitive sectors outpacing more traditionally defensive ones. Economic data continued to strengthen, and unemployment fell to its lowest level since 2008 as the year came to an end. Corporate fundamentals moderated from a strong level, but investors remained optimistic about the economy despite uncertainty about fiscal and monetary policies. Small-caps outpaced mid- and large-caps, while growth stocks outperformed value stocks across all capitalization levels.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outpaced its benchmark, the Russell Midcap Growth Index over the one year period. Broadly speaking, stock selection accounted for the outperformance, while sector allocation dragged on overall results.

Stock selection in Financials contributed to relative outperformance, particularly our exposure to TD Ameritrade and CBOE Holdings. Discount retail broker TD Ameritrade benefited from an increasing client base and lowered expenses, as well as rising interest rates. An options and futures exchange operator, CBOE Holdings reported solid earnings driven by cost controls and increased volume in its proprietary volatility and S&P 500 option products. The firm also continues to return cash to shareholders. This sector does not generally represent a major area of investment for the Portfolio. Currently, our largest exposure is in insurance and diversified financial services.

Our holdings in Information Technology also outpaced their benchmark peers, most notably Cree and Gartner. Lighting manufacturer Cree recently released a lower-priced bulb, and Walmart announced the company would begin to sell Cree’s products. Gartner Group is a leading provider of information technology research and consulting services. One of the company’s main product lines is a subscription-based market research service, and Gartner Group continued to post strong subscriber growth, boosting returns despite weakness in the firm’s consulting business and government spending. We believe that there are several positive long-term trends in this sector’s favor, including the shift to mobile computing, increased online advertising and commerce, growth in cloud computing, and opportunities to take advantage of very large data sets.

Health Care was another area of relative strength, owing to stock selection. Alkermes and Valeant Pharmaceuticals both added relative value here. Alkermes announced positive trial results for a treatment for a major depressive disorder. Valeant Pharmaceuticals announced early in the period that it had acquired Bausch & Lomb, and the integration of the new acquisition appeared to go smoothly throughout the rest of the year. Despite the uncertainty surrounding the implementation of health care reform, this sector offers considerable investment opportunities. Long-term factors in the sector’s favor include an aging population, Americans’ willingness to spend more on health care for a higher quality of life, and the pace of scientific advances. We anticipate that companies developing innovative new products or providing high-quality, low-cost treatments could see their stock prices rewarded.

Materials hurt relative results, due to stock selection. Detrimental holdings were concentrated among gold-related firms, most notably Franco Nevada and Agnico Eagle Mines. Both firms suffered amid falling gold prices. Materials generally represents a very small area of investment for the Portfolio, as few companies meet our growth criteria. Our holdings are concentrated in the metals and mining and chemicals industries.

At the end of the period, the Portfolio was overweight the benchmark in the Industrials and Business Services, Health Care, Information Technology, and Energy sectors. The Portfolio had underweights to Consumer Discretionary, Consumer Staples, Materials, Telecommunication Services, Financials, and Utilities names.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	36.96	23.51	11.45
Class B	36.58	23.18	11.17
Class E	36.68	23.29	11.28
Russell Midcap Growth Index	35.74	23.37	9.77

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Fiserv, Inc.	1.8
IHS, Inc. - Class A	1.7
Textron, Inc.	1.6
CarMax, Inc.	1.5
IDEX Corp.	1.4
Pall Corp.	1.4
EQT Corp.	1.4
Fidelity National Financial, Inc. - Class A	1.3
DENTSPLY International, Inc.	1.3
Red Hat, Inc.	1.3

Top Sectors

% of Market Value of Total Long-Term Investments
Industrials	23.4
Information Technology	19.8
Health Care	18.2
Consumer Discretionary	16.7
Financials	7.9
Energy	6.0
Materials	3.8
Consumer Staples	3.5
Utilities	0.7

MIST-2

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.75%	$1,000.00	$1,190.90	$4.14
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

Class B(a)	Actual	1.00%	$1,000.00	$1,189.10	$5.52
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

Class E(a)	Actual	0.90%	$1,000.00	$1,190.30	$4.97
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—95.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
DigitalGlobe, Inc. (a)	408,000	$16,789,200
Textron, Inc.	827,000	30,400,520

		47,189,720

Airlines—0.5%
Alaska Air Group, Inc.	117,500	8,620,975

Automobiles—1.0%
Harley-Davidson, Inc.	205,000	14,194,200
Tesla Motors, Inc. (a) (b)	35,000	5,263,300

		19,457,500

Biotechnology—4.3%
Alexion Pharmaceuticals, Inc. (a)	83,000	11,043,980
Alkermes plc (a)	435,000	17,687,100
Alnylam Pharmaceuticals, Inc. (a) (b)	80,000	5,146,400
Cubist Pharmaceuticals, Inc. (a)	61,000	4,201,070
Incyte Corp., Ltd. (a)	188,000	9,518,440
Pharmacyclics, Inc. (a)	61,000	6,452,580
Puma Biotechnology, Inc. (a) (b)	41,000	4,244,730
Regeneron Pharmaceuticals, Inc. (a)	45,000	12,385,800
Vertex Pharmaceuticals, Inc. (a)	143,000	10,624,900

		81,305,000

Capital Markets—1.2%
Charles Schwab Corp. (The)	163,000	4,238,000
TD Ameritrade Holding Corp.	573,000	17,556,720

		21,794,720

Chemicals—1.7%
Celanese Corp. - Series A	248,000	13,716,880
Rockwood Holdings, Inc.	265,000	19,058,800

		32,775,680

Commercial Services & Supplies—0.4%
Waste Connections, Inc.	163,000	7,111,690

Communications Equipment—1.9%
JDS Uniphase Corp. (a)	1,240,000	16,095,200
Motorola Solutions, Inc.	289,000	19,507,500

		35,602,700

Construction & Engineering—1.2%
Quanta Services, Inc. (a)	714,000	22,533,840

Construction Materials—0.5%
Martin Marietta Materials, Inc. (b)	93,000	9,294,420

Containers & Packaging—0.5%
Ball Corp.	191,000	9,867,060

Diversified Financial Services—2.2%
CBOE Holdings, Inc. (b)	306,000	15,899,760
IntercontinentalExchange Group, Inc.	61,000	13,720,120

Diversified Financial Services—(Continued)
MSCI, Inc. (a)	291,000	12,722,520

		42,342,400

Electrical Equipment—5.0%
Acuity Brands, Inc. (b)	114,000	12,462,480
AMETEK, Inc.	410,000	21,594,700
Babcock & Wilcox Co. (The) (b)	674,000	23,044,060
Roper Industries, Inc.	164,000	22,743,520
Sensata Technologies Holding NV (a)	367,000	14,228,590

		94,073,350

Electronic Equipment, Instruments & Components—1.2%
FEI Co.	38,000	3,395,680
IPG Photonics Corp. (a) (b)	114,000	8,847,540
Trimble Navigation, Ltd. (a)	292,000	10,132,400

		22,375,620

Food & Staples Retailing—1.2%
Fresh Market, Inc. (The) (a) (b)	77,000	3,118,500
Rite Aid Corp. (a)	1,473,000	7,453,380
Sprouts Farmers Market, Inc. (a) (b)	23,000	883,890
Whole Foods Market, Inc.	205,000	11,855,150

		23,310,920

Food Products—2.1%
Dean Foods Co. (a)	408,000	7,013,520
Green Mountain Coffee Roasters, Inc. (a) (b)	91,000	6,877,780
TreeHouse Foods, Inc. (a)	167,000	11,509,640
WhiteWave Foods Co. - Class A (a)	657,000	15,071,580

		40,472,520

Health Care Equipment & Supplies—4.7%
CareFusion Corp. (a)	513,000	20,427,660
Cooper Cos., Inc. (The)	115,000	14,241,600
DENTSPLY International, Inc.	496,000	24,046,080
IDEXX Laboratories, Inc. (a) (b)	174,000	18,508,380
Sirona Dental Systems, Inc. (a)	41,000	2,878,200
Teleflex, Inc. (b)	104,000	9,761,440

		89,863,360

Health Care Providers & Services—3.6%
Catamaran Corp. (a)	19,000	902,120
Envision Healthcare Holdings, Inc. (a)	150,000	5,328,000
Henry Schein, Inc. (a)	164,000	18,738,640
Laboratory Corp. of America Holdings (a) (b)	204,000	18,639,480
MEDNAX, Inc. (a)	208,000	11,103,040
Universal Health Services, Inc. - Class B	173,000	14,057,980

		68,769,260

Health Care Technology—0.0%
Veeva Systems, Inc. - Class A (a) (b)	17,000	545,700

Hotels, Restaurants & Leisure—3.9%
ARAMARK Holdings Corp. (a) (b)	200,400	5,254,488

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Chipotle Mexican Grill, Inc. (a)	19,000	$10,122,820
Choice Hotels International, Inc. (b)	215,000	10,558,650
Marriott International, Inc. - Class A	329,000	16,239,440
Norwegian Cruise Line Holdings, Ltd. (a)	442,000	15,677,740
Panera Bread Co. - Class A (a) (b)	33,000	5,830,770
Tim Hortons, Inc.	184,000	10,741,920

		74,425,828

Household Durables—0.6%
Harman International Industries, Inc.	146,000	11,950,100

Independent Power Producers & Energy Traders—0.6%
Calpine Corp. (a)	613,000	11,959,630

Insurance—3.4%
Fidelity National Financial, Inc. - Class A (b)	779,000	25,278,550
HCC Insurance Holdings, Inc.	334,000	15,410,760
Progressive Corp. (The)	534,000	14,562,180
Willis Group Holdings plc	225,000	10,082,250

		65,333,740

Internet & Catalog Retail—1.4%
Groupon, Inc. (a) (b)	939,000	11,052,030
Netflix, Inc. (a)	30,000	11,045,100
TripAdvisor, Inc. (a)	50,000	4,141,500
Zulily, Inc. - Class A (a)	28,000	1,160,040

		27,398,670

Internet Software & Services—2.8%
Akamai Technologies, Inc. (a)	408,000	19,249,440
LinkedIn Corp. - Class A (a)	25,000	5,420,750
Rackspace Hosting, Inc. (a) (b)	122,000	4,773,860
Twitter, Inc. (a) (b)	40,000	2,546,000
VeriSign, Inc. (a) (b)	352,000	21,042,560

		53,032,610

IT Services—5.6%
CoreLogic, Inc. (a)	368,000	13,075,040
Fidelity National Information Services, Inc.	151,000	8,105,680
Fiserv, Inc. (a)	578,000	34,130,900
Gartner, Inc. (a)	329,000	23,375,450
Global Payments, Inc.	209,000	13,582,910
Vantiv, Inc. - Class A (a) (b)	460,000	15,000,600

		107,270,580

Life Sciences Tools & Services—3.7%
Agilent Technologies, Inc.	349,000	19,959,310
Bruker Corp. (a)	622,000	12,296,940
Covance, Inc. (a)	248,000	21,838,880
Illumina, Inc. (a) (b)	103,000	11,393,860
Mettler-Toledo International, Inc. (a)	19,000	4,609,210

		70,098,200

Machinery—4.9%
Colfax Corp. (a)	221,000	14,075,490
IDEX Corp.	370,000	27,324,500
Nordson Corp.	81,000	6,018,300
Pall Corp.	318,000	27,141,300
Rexnord Corp. (a)	250,572	6,767,950
WABCO Holdings, Inc. (a)	122,000	11,396,020

		92,723,560

Media—1.4%
Aimia, Inc.	75,800	1,392,194
Charter Communications, Inc. - Class A (a)	145,000	19,830,200
Discovery Communications, Inc. - Class C (a)	64,000	5,367,040

		26,589,434

Metals & Mining—0.9%
Agnico-Eagle Mines, Ltd.	292,000	7,702,960
Franco-Nevada Corp.	248,000	10,106,773

		17,809,733

Multiline Retail—2.4%
Dollar General Corp. (a)	370,000	22,318,400
Dollar Tree, Inc. (a)	269,000	15,176,980
Kohl’s Corp.	154,000	8,739,500

		46,234,880

Oil, Gas & Consumable Fuels—5.7%
Antero Resources Corp. (a)	36,000	2,283,840
Concho Resources, Inc. (a)	102,000	11,016,000
CONSOL Energy, Inc.	289,000	10,993,560
EQT Corp.	287,000	25,766,860
Pioneer Natural Resources Co.	66,000	12,148,620
Range Resources Corp.	269,000	22,679,390
SM Energy Co.	282,000	23,437,020

		108,325,290

Pharmaceuticals—1.0%
Hospira, Inc. (a)	294,000	12,136,320
Valeant Pharmaceuticals International, Inc. (a)	62,000	7,278,800

		19,415,120

Professional Services—4.5%
Equifax, Inc.	248,000	17,134,320
IHS, Inc. - Class A (a)	263,000	31,481,100
Manpowergroup, Inc.	246,000	21,121,560
Verisk Analytics, Inc. - Class A (a)	236,000	15,509,920

		85,246,900

Real Estate Management & Development—0.7%
Jones Lang LaSalle, Inc.	138,000	14,129,820

Road & Rail—2.4%
Hertz Global Holdings, Inc. (a)	612,000	17,515,440
J.B. Hunt Transport Services, Inc.	164,000	12,677,200
Kansas City Southern	123,000	15,231,090

		45,423,730

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—3.2%
Altera Corp.	388,000	$12,621,640
Atmel Corp. (a)	1,323,000	10,359,090
Avago Technologies, Ltd.	205,000	10,842,450
Cree, Inc. (a) (b)	84,000	5,255,880
Microchip Technology, Inc. (b)	163,000	7,294,250
Xilinx, Inc.	329,000	15,107,680

		61,480,990

Software—4.0%
Concur Technologies, Inc. (a) (b)	144,000	14,857,920
FactSet Research Systems, Inc. (b)	167,000	18,132,860
FireEye, Inc. (a) (b)	16,000	697,760
Red Hat, Inc. (a)	425,000	23,817,000
ServiceNow, Inc. (a)	204,000	11,426,040
Workday, Inc. - Class A (a) (b)	74,000	6,153,840

		75,085,420

Specialty Retail—4.6%
AutoZone, Inc. (a)	41,000	19,595,540
CarMax, Inc. (a)	595,000	27,976,900
DSW, Inc. - Class A	323,400	13,818,882
L Brands, Inc.	112,000	6,927,200
O’Reilly Automotive, Inc. (a)	144,000	18,534,240

		86,852,762

Textiles, Apparel & Luxury Goods—0.6%
Coach, Inc.	184,000	10,327,920

Trading Companies & Distributors—1.1%
Fastenal Co. (b)	431,000	20,476,810

Total Common Stocks (Cost $1,147,453,402)		1,808,898,162

Convertible Preferred Stocks—0.2%

Internet Software & Services—0.2%
Coupons.com, Inc. - Series B (a) (c) (d)	592,662	3,437,439
LivingSocial, Inc. - Series E (a) (c) (d)	757,490	454,494

Total Convertible Preferred Stocks (Cost $7,536,276)		3,891,933

Short-Term Investments—15.5%
Security Description	Shares	Value

Mutual Funds—15.5%
State Street Navigator Securities Lending MET Portfolio (e)	203,761,538	203,761,538
T. Rowe Price Government Reserve Investment Fund (f)	90,481,926	90,481,926

Total Short-Term Investments (Cost $294,243,464)		294,243,464

Total Investments—110.8% (Cost $1,449,233,142) (g)		2,107,033,559
Other assets and liabilities (net)—(10.8)%		(204,788,144)

Net Assets—100.0%		$1,902,245,415

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $200,502,344 and the collateral received consisted of cash in the amount of $203,761,538. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2013, these securities represent 0.2% of net assets.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2013, the market value of restricted securities was $3,891,933, which is 0.2% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,452,822,816. The aggregate unrealized appreciation and depreciation of investments were $670,353,478 and $(16,142,735), respectively, resulting in net unrealized appreciation of $654,210,743 for federal income tax purposes.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Coupons.com, Inc. - Series B	06/01/11	592,662	$3,255,700	$3,437,439
LivingSocial, Inc. - Series E	04/01/11	757,490	4,280,576	454,494

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,808,898,162	$—	$—	$1,808,898,162
Total Convertible Preferred Stocks*	—	—	3,891,933	3,891,933
Total Short-Term Investments*	294,243,464	—	—	294,243,464
Total Investments	$2,103,141,626	$—	$3,891,933	$2,107,033,559

Collateral for Securities Loaned (Liability)	$—	$(203,761,538)	$—	$(203,761,538)

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2012	Change in Unrealized Appreciation	Balance as of December 31, 2013	Change in Unrealized Appreciation from investments still held at December 31, 2013
Convertible Preferred Stocks
Internet Software & Services	$1,857,234	$2,034,699	$3,891,933	$2,034,699

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a) (b)	$2,016,551,633
Affiliated investments at value (c)	90,481,926
Cash denominated in foreign currencies (d)	2,734
Receivable for:
Investments sold	737,928
Fund shares sold	708,524
Dividends	617,248
Dividends on affiliated investments	3,443
Prepaid expenses	4,690

Total Assets	2,109,108,126
Liabilities
Collateral for securities loaned	203,761,538
Payables for:
Investments purchased	867,363
Fund shares redeemed	650,073
Accrued expenses:
Management fees	1,141,009
Distribution and service fees	227,426
Deferred trustees’ fees	53,884
Other expenses	161,418

Total Liabilities	206,862,711

Net Assets	$1,902,245,415

Net assets consist of:
Paid in surplus	$1,065,441,629
Distributions in excess on net investment income	(3,001,993)
Accumulated net realized gain	182,005,404
Unrealized appreciation on investments and foreign currency transactions	657,800,375

Net Assets	$1,902,245,415

Net Assets
Class A	$798,994,900
Class B	1,080,964,028
Class E	22,286,487
Capital Shares Outstanding*
Class A	65,037,720
Class B	91,465,622
Class E	1,855,861
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.29
Class B	11.82
Class E	12.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,358,751,216.
(b)	Includes securities loaned at value of $200,502,344.
(c)	Identified cost of affiliated investments was $90,481,926.
(d)	Identified cost of cash denominated in foreign currencies was $2,734.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$10,041,232
Dividends from affiliated investments	32,715
Securities lending income	759,538

Total investment income	10,833,485
Expenses
Management fees	13,020,405
Administration fees	41,889
Custodian and accounting fees	170,108
Distribution and service fees—Class B	2,458,978
Distribution and service fees—Class E	29,677
Audit and tax services	37,257
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	150,350
Insurance	10,850
Miscellaneous	25,254

Total expenses	15,998,542
Less management fee waiver	(494,529)
Less broker commission recapture	(40,106)

Net expenses	15,463,907

Net Investment Loss	(4,630,422)

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	193,358,891
Foreign currency transactions	(665)

Net realized gain	193,358,226

Net change in unrealized appreciation (depreciation) on:
Investments	351,022,921
Foreign currency transactions	(53)

Net change in unrealized appreciation	351,022,868

Net realized and unrealized gain	544,381,094

Net Increase in Net Assets from Operations	$539,750,672

(a)	Net of foreign withholding taxes of $99,884.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(4,630,422)	$396,445
Net realized gain	193,358,226	95,986,329
Net change in unrealized appreciation	351,022,868	94,600,735

Increase in net assets from operations	539,750,672	190,983,509

From Distributions to Shareholders
Net investment income
Class A	(3,065,921)	0
Class B	(2,035,733)	0
Class E	(54,848)	0
Net realized capital gains
Class A	(37,881,161)	(78,684,520)
Class B	(51,448,533)	(111,997,476)
Class E	(1,016,517)	(2,439,287)

Total distributions	(95,502,713)	(193,121,283)

Increase (decrease) in net assets from capital share transactions	(75,836,739)	131,899,953

Total increase in net assets	368,411,220	129,762,179

Net Assets
Beginning of period	1,533,834,195	1,404,072,016

End of period	$1,902,245,415	$1,533,834,195

Distributions in excess of Net Investment Income
End of period	$(3,001,993)	$(2,136,500)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	5,130,562	$54,379,806	3,892,362	$38,318,228
Reinvestments	4,225,705	40,947,082	8,451,613	78,684,520
Redemptions	(11,749,975)	(126,702,539)	(4,296,513)	(41,134,392)

Net increase (decrease)	(2,393,708)	$(31,375,651)	8,047,462	$75,868,356

Class B
Sales	7,421,611	$77,107,118	8,013,326	$73,352,645
Reinvestments	5,726,367	53,484,266	12,458,006	111,997,476
Redemptions	(16,803,355)	(174,827,429)	(13,983,855)	(128,559,115)

Net increase (decrease)	(3,655,377)	$(44,236,045)	6,487,477	$56,791,006

Class E
Sales	239,671	$2,560,833	132,767	$1,263,846
Reinvestments	113,014	1,071,365	267,466	2,439,287
Redemptions	(366,975)	(3,857,241)	(481,071)	(4,462,542)

Net decrease	(14,290)	$(225,043)	(80,838)	$(759,409)

Increase (decrease) derived from capital shares transactions		$(75,836,739)		$131,899,953

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.53	$9.53	$9.90	$7.73	$5.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)	0.02	(0.02)	(0.01)	(0.00	)(b)
Net realized and unrealized gain (loss) on investments	3.38	1.28	(0.09)	2.18	2.43

Total from investment operations	3.37	1.30	(0.11)	2.17	2.43

Less Distributions
Distributions from net investment income	(0.05)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.56)	(1.30)	(0.26)	0.00	0.00

Total distributions	(0.61)	(1.30)	(0.26)	0.00	0.00

Net Asset Value, End of Period	$12.29	$9.53	$9.53	$9.90	$7.73

Total Return (%) (c)	36.96	13.93	(1.40)	28.07	45.85

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.78	0.79	0.79
Net ratio of expenses to average net assets (%) (d)	0.75	0.76	0.76	0.77	0.77
Ratio of net investment income (loss) to average net assets (%)	(0.12)	0.17	(0.21)	(0.10)	(0.05)
Portfolio turnover rate (%)	25	30	38	28	32
Net assets, end of period (in millions)	$799.0	$642.5	$565.8	$764.5	$585.5

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.19	$9.25	$9.64	$7.55	$5.19

Income (Loss) from Investment Operations
Net investment loss (a)	(0.04)	(0.01)	(0.04)	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	3.25	1.25	(0.09)	2.12	2.38

Total from investment operations	3.21	1.24	(0.13)	2.09	2.36

Less Distributions
Distributions from net investment income	(0.02)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.56)	(1.30)	(0.26)	0.00	0.00

Total distributions	(0.58)	(1.30)	(0.26)	0.00	0.00

Net Asset Value, End of Period	$11.82	$9.19	$9.25	$9.64	$7.55

Total Return (%) (c)	36.58	13.68	(1.65)	27.68	45.47

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03	1.03	1.04	1.04
Net ratio of expenses to average net assets (%) (d)	1.00	1.01	1.01	1.02	1.02
Ratio of net investment loss to average net assets (%)	(0.37)	(0.08)	(0.45)	(0.33)	(0.30)
Portfolio turnover rate (%)	25	30	38	28	32
Net assets, end of period (in millions)	$1,081.0	$873.9	$820.0	$796.7	$542.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.33	$9.36	$9.75	$7.62	$5.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)	0.00 (b)	(0.04)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	3.30	1.27	(0.09)	2.15	2.39

Total from investment operations	3.27	1.27	(0.13)	2.13	2.38

Less Distributions
Distributions from net investment income	(0.03)	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(0.56)	(1.30)	(0.26)	0.00	0.00

Total distributions	(0.59)	(1.30)	(0.26)	0.00	0.00

Net Asset Value, End of Period	$12.01	$9.33	$9.36	$9.75	$7.62

Total Return (%) (c)	36.68	13.85	(1.63)	27.95	45.42

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93	0.93	0.94	0.94
Net ratio of expenses to average net assets (%) (d)	0.90	0.91	0.91	0.92	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.27)	0.01	(0.36)	(0.27)	(0.19)
Portfolio turnover rate (%)	25	30	38	28	32
Net assets, end of period (in millions)	$22.3	$17.4	$18.3	$24.6	$22.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transaction, passive foreign investment companies (PFICs), distribution re-designations and ordinary loss netting to reduce short term capital gains. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities

MIST-14

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty. Securities pledged as collateral are noted in the Schedule of Investments.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$415,546,133	$0	$627,438,980

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $2,302,127 in purchases and $435,179 in sales of investments, which are included above.

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $3,070,856 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$13,020,405	0.750%	All

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

MIST-15

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by MetLife Advisers by 5% for combined Trust and MSF average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Any amounts waived pursuant to this subadvisory fee waiver will be allocated with respect to the Trust and MSF portfolios in proportion to such portfolios’ net assets. MetLife Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and MetLife Advisers at any time. Amounts voluntarily waived by MetLife Advisers for the year ended December 31, 2013 amounted to $494,529 and are included in the total amounts shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013	Income earned from affiliates during the period
T. Rowe Price Government Reserve Investment Fund	56,058,270	221,564,665	(187,141,009)	90,481,926	$32,715

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$7,918,886	$22,058,286	$87,583,827	$171,062,997	$95,502,713	$193,121,283

MIST-16

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$11,389,515	$171,257,455	$654,210,701	$—	$836,857,671

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2013, the Portfolio did not have any capital loss carryforwards.

MIST-17

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the T. Rowe Price Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-21

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the T. Rowe Price Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one- and five-year periods ended October 31, 2013 and underperformed its benchmark for the three-year period ended October 31, 2013.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a

MIST-22

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the T. Rowe Price Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the T. Rowe Price Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee do not contain breakpoints. The Board noted that the management fee is below or equal to the asset-weighted average of comparable funds at asset levels up until $3 billion. The Board also took into account the fact that the Adviser and Sub-Adviser are voluntarily waiving a portion of their advisory fees based on the amount of Sub-Adviser assets managed. The Board also considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

MIST-23

Met Investors Series Trust

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-24

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one year period ended December 31, 2013, the Class A and B shares of the Third Avenue Small Cap Value Portfolio returned 32.81% and 32.45%, respectively. The Portfolio’s benchmarks, the Russell 2000 Value Index1 and the Dow Jones U.S. Small Cap Total Stock Market Index2, returned 34.52% and 39.63%, respectively.

MARKET ENVIRONMENT / CONDITIONS

Over the course of 2013, investors experienced a global equity bull market though there were some sharp pull backs, particularly in the United States, when investors reacted to rumors that the U.S. Federal Reserve would begin to taper and wind down its Quantitative Easing (“QE”) programs. Ironically, when the announcement was finally made later in the year that QE would indeed taper according to a loose schedule in 2014, equity markets reacted positively. During the year, the U.S. saw a gradually improving employment picture as well as continued improvement in the housing markets. Auto sales also recovered from trough levels, natural gas prices recovered somewhat, and markets improved for industrial and specialty chemicals companies.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the year ending December 31, 2013, the Portfolio underperformed the benchmarks. The biggest detractor was Consumer Discretionary, particularly the Specialty Retail industry. The Portfolio was slightly underweight this industry, which detracted 4 basis points of relative performance. The selection effect was a bigger driver of the underperformance, however. American Eagle Outfitters was the largest detractor in this industry. We added American Eagle to the Portfolio in late 2011, along with a handful of other retailers. American Eagle had a rough year operationally and, after year end, the CEO who had joined just prior to our investing, announced his departure. We trimmed American Eagle strategically during the fourth quarter of 2013 and it averaged just a 0.37% position in the Portfolio. Cash was also a drag on the performance, as is generally the case in a rising market. The Portfolio had an average weight of 5.8% in cash over the period.

Industrials were the largest collective contributors to performance over year. Oshkosh, Alamo Group, and Hyster-Yale Materials strongly contributed to relative performance. Oshkosh was not in the benchmark and was 2.55% of the Portfolio. OshKosh, a manufacturer of specialty vehicles and vehicle bodies was the subject of much speculation throughout 2013 owing to interest from activist investor Carl Icahn. Fundamentally, the business has continued to improve, helped along by the strengthening U.S. economy.

By year end we were overweight Industrials, Materials, and Information Technology and were underweight Financials though that sector is a significant portion of the Portfolio. We have positioned the Portfolio to favor what we view as “higher quality” stocks, meaning that we expect them to have superior balance sheet strength and strong business models, acquired at a price that we view as a discount to intrinsic value. While the Portfolio remained overweight economically sensitive sectors such as Industrials and Information Technology, it retained its defensive characteristics by virtue of the superior financial strength, higher returns on capital, and more attractive valuations.

We continued to believe that “lower quality” small-cap offerings, defined as those with weaker financial positions, less reliable earnings, and less convincing business models, outperformed in a “risk on” environment. Valuations for index securities climbed on both a Price-to-Book and Price-to-Earnings basis. Though opportunities existed for value investors, we were carefully price conscious in our buying.

Curtis Jensen

Timothy Bui

Charles Page

Portfolio Managers

Third Avenue Management LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-1

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX &

THE DOW JONES U.S. SMALL CAP TOTAL STOCK MARKET INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year
Third Avenue Small Cap Value Portfolio
Class A	32.81	16.92	9.54
Class B	32.45	16.61	9.26
Russell 2000 Value Index	34.52	17.64	8.61
Dow Jones U.S. Small Cap Total Stock Market Index	39.63	23.96	10.79

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2 The Dow Jones U.S. Small Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
SemGroup Corp. - Class A	2.6
EMCOR Group, Inc.	2.6
HCC Insurance Holdings, Inc.	2.6
Axiall Corp.	2.5
Arch Capital Group, Ltd.	2.1
Progress Software Corp.	2.1
LSB Industries, Inc.	2.1
UniFirst Corp.	2.0
Liberty Media Corp.- Class A	2.0
Compass Minerals International, Inc.	2.0

Top Sectors

% of Market Value of Total Long-Term Investments
Financials	22.8
Industrials	21.7
Materials	16.9
Information Technology	14.4
Consumer Discretionary	7.2
Energy	6.6
Consumer Staples	5.6
Health Care	4.8

MIST-2

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Third Avenue Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.74%	$1,000.00	$1,184.70	$4.07
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class B(a)	Actual	0.99%	$1,000.00	$1,182.90	$5.45
	Hypothetical*	0.99%	$1,000.00	$1,020.22	$5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

MIST-3

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—95.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Cubic Corp.	242,327	$12,760,940
Orbital Sciences Corp. (a)	575,942	13,419,448

		26,180,388

Biotechnology—0.3%
Myriad Genetics, Inc. (a)	225,942	4,740,263

Building Products—0.9%
Insteel Industries, Inc.	597,808	13,588,176

Capital Markets—4.1%
Dundee Corp. - Class A (a)	993,741	17,484,603
Legg Mason, Inc.	588,339	25,580,979
Westwood Holdings Group, Inc.	315,624	19,540,282

		62,605,864

Chemicals—10.2%
Axiall Corp.	816,200	38,720,528
LSB Industries, Inc. (a)	768,361	31,518,168
Minerals Technologies, Inc.	444,985	26,730,249
Sensient Technologies Corp.	606,061	29,406,080
Stepan Co.	432,415	28,379,397
Tredegar Corp.	68,467	1,972,534

		156,726,956

Commercial Banks—4.5%
City National Corp.	195,100	15,455,822
Commerce Bancshares, Inc.	306,427	13,761,625
Cullen/Frost Bankers, Inc.	162,880	12,123,158
UMB Financial Corp.	275,180	17,688,571
Valley National Bancorp	943,106	9,544,233

		68,573,409

Commercial Services & Supplies—5.2%
ABM Industries, Inc.	722,466	20,655,303
Tetra Tech, Inc. (a)	1,012,536	28,330,757
UniFirst Corp.	292,465	31,293,755

		80,279,815

Communications Equipment—1.2%
Bel Fuse, Inc. - Class B (b)	107,986	2,301,182
InterDigital, Inc.	538,348	15,875,882

		18,177,064

Computers & Peripherals—1.1%
Electronics For Imaging, Inc. (a)	420,017	16,267,258

Construction & Engineering—2.6%
EMCOR Group, Inc.	942,168	39,985,610

Diversified Consumer Services—0.2%
Weight Watchers International, Inc.	113,690	3,743,812

Diversified Financial Services—2.4%
Ackermans & van Haaren NV	218,085	25,552,258
Leucadia National Corp.	420,059	11,904,472

		37,456,730

Electrical Equipment—3.0%
Encore Wire Corp.	320,528	17,372,617
EnerSys, Inc.	414,719	29,067,655

		46,440,272

Electronic Equipment, Instruments & Components—4.3%
AVX Corp.	488,317	6,802,256
Electro Scientific Industries, Inc. (b)	375,253	3,925,146
Ingram Micro, Inc. - Class A (a)	422,544	9,912,882
Insight Enterprises, Inc. (a)	886,062	20,122,468
Rofin-Sinar Technologies, Inc. (a)	930,176	25,133,356

		65,896,108

Energy Equipment & Services—2.1%
Era Group, Inc. (a)	309,121	9,539,474
Pioneer Energy Services Corp. (a)	727,025	5,823,470
SEACOR Holdings, Inc. (a)	185,355	16,904,376

		32,267,320

Food & Staples Retailing—1.6%
Susser Holdings Corp. (a)	383,142	25,091,970

Food Products—3.8%
Alico, Inc.	182,045	7,076,089
Cal-Maine Foods, Inc.	415,694	25,037,250
Darling International, Inc. (a)	857,419	17,902,909
J&J Snack Foods Corp.	94,712	8,390,536

		58,406,784

Health Care Equipment & Supplies—1.6%
Teleflex, Inc.	254,328	23,871,226

Health Care Providers & Services—1.8%
Brookdale Senior Living, Inc. (a)	528,056	14,352,562
VCA Antech, Inc. (a)	440,101	13,801,567

		28,154,129

Health Care Technology—1.0%
Allscripts Healthcare Solutions, Inc. (a)	990,607	15,314,784

Hotels, Restaurants & Leisure—1.0%
Vail Resorts, Inc.	203,814	15,332,927

Insurance—6.2%
Alleghany Corp. (a)	56,819	22,725,327
Arch Capital Group, Ltd. (a)	538,711	32,155,660
HCC Insurance Holdings, Inc.	865,092	39,915,345

		94,796,332

See accompanying notes to financial statements.

MIST-4

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—0.9%
Blucora, Inc. (a)	502,067	$14,640,274

IT Services—4.5%
Broadridge Financial Solutions, Inc.	281,974	11,143,612
Cass Information Systems, Inc.	117,897	7,940,363
CSG Systems International, Inc.	655,965	19,285,371
ManTech International Corp. - Class A	370,015	11,074,549
Syntel, Inc. (a)	218,310	19,855,295

		69,299,190

Machinery—5.1%
Alamo Group, Inc.	360,898	21,902,900
Kennametal, Inc.	564,753	29,406,689
Oshkosh Corp.	315,031	15,871,262
Wacker Neuson SE	717,593	11,359,977

		78,540,828

Media—3.4%
Liberty Media Corp. - Class A (a)	208,722	30,567,337
Madison Square Garden Co. (The) - Class A (a)	262,025	15,087,400
Starz - Class A (a)	244,256	7,142,045

		52,796,782

Metals & Mining—4.8%
Compass Minerals International, Inc.	377,775	30,240,889
Kaiser Aluminum Corp.	338,326	23,764,018
SunCoke Energy, Inc. (a)	846,002	19,297,306

		73,302,213

Multiline Retail—0.8%
Big Lots, Inc. (a)	392,404	12,670,725

Oil, Gas & Consumable Fuels—4.4%
Cloud Peak Energy, Inc. (a)	478,168	8,607,024
SemGroup Corp. - Class A	623,171	40,649,444
World Fuel Services Corp.	413,363	17,840,747

		67,097,215

Paper & Forest Products—1.5%
PH Glatfelter Co.	853,823	23,599,668

Professional Services—2.7%
FTI Consulting, Inc. (a)	334,476	13,760,343
ICF International, Inc. (a) (b)	788,657	27,374,284

		41,134,627

Real Estate Investment Trusts—3.4%
American Homes 4 Rent - Class A	606,038	9,817,816
Excel Trust, Inc.	562,496	6,406,829
Post Properties, Inc.	340,082	15,381,909
Segro plc	1,198,454	6,631,930

Real Estate Investment Trusts—(Continued)
Tanger Factory Outlet Centers, Inc.	419,442	13,430,533

		51,669,017

Software—2.1%
Progress Software Corp. (a)	1,234,182	31,878,921

Specialty Retail—1.5%
American Eagle Outfitters, Inc.	280,750	4,042,800
Ascena Retail Group, Inc. (a)	328,444	6,949,875
CST Brands, Inc.	345,484	12,686,172

		23,678,847

Total Common Stocks (Cost $1,076,161,611)		1,474,205,504

Investment Company Security—1.5%
JZ Capital Partners, Ltd. (c) (Cost $23,536,089)	3,092,000	22,926,072

Preferred Stock—0.2%

Real Estate Investment Trusts—0.2%
Excel Trust, Inc., 8.125% (Cost $3,328,182)	130,800	3,394,260

Short-Term Investment—2.1%

Repurchase Agreement—2.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $32,307,000 on 01/02/14, collateralized by $32,780,000 U.S.Government Agency obligations with rates ranging from 0.000% - 1.375%, maturity dates ranging from 01/09/14 - 02/27/14 with a value of $32,957,270.	32,307,000	32,307,000

Total Short-Term Investment (Cost $32,307,000)		32,307,000

Total Investments—99.7% (Cost $1,135,332,882) (d)		1,532,832,836
Other assets and liabilities (net)—0.3%		4,097,651

Net Assets—100.0%		$1,536,930,487

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Illiquid security. As of December 31, 2013, these securities represent 1.5% of net assets.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $1,136,864,210. The aggregate unrealized appreciation and depreciation of investments were $406,238,779 and $(10,270,153), respectively, resulting in net unrealized appreciation of $395,968,626 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$26,180,388	$—	$—	$26,180,388
Biotechnology	4,740,263	—	—	4,740,263
Building Products	13,588,176	—	—	13,588,176
Capital Markets	62,605,864	—	—	62,605,864
Chemicals	156,726,956	—	—	156,726,956
Commercial Banks	68,573,409	—	—	68,573,409
Commercial Services & Supplies	80,279,815	—	—	80,279,815
Communications Equipment	18,177,064	—	—	18,177,064
Computers & Peripherals	16,267,258	—	—	16,267,258
Construction & Engineering	39,985,610	—	—	39,985,610
Diversified Consumer Services	3,743,812	—	—	3,743,812
Diversified Financial Services	11,904,472	25,552,258	—	37,456,730
Electrical Equipment	46,440,272	—	—	46,440,272
Electronic Equipment, Instruments & Components	65,896,108	—	—	65,896,108
Energy Equipment & Services	32,267,320	—	—	32,267,320
Food & Staples Retailing	25,091,970	—	—	25,091,970
Food Products	58,406,784	—	—	58,406,784
Health Care Equipment & Supplies	23,871,226	—	—	23,871,226
Health Care Providers & Services	28,154,129	—	—	28,154,129
Health Care Technology	15,314,784	—	—	15,314,784
Hotels, Restaurants & Leisure	15,332,927	—	—	15,332,927
Insurance	94,796,332	—	—	94,796,332
Internet Software & Services	14,640,274	—	—	14,640,274
IT Services	69,299,190	—	—	69,299,190
Machinery	67,180,851	11,359,977	—	78,540,828
Media	52,796,782	—	—	52,796,782
Metals & Mining	73,302,213	—	—	73,302,213
Multiline Retail	12,670,725	—	—	12,670,725
Oil, Gas & Consumable Fuels	67,097,215	—	—	67,097,215
Paper & Forest Products	23,599,668	—	—	23,599,668
Professional Services	41,134,627	—	—	41,134,627
Real Estate Investment Trusts	45,037,087	6,631,930	—	51,669,017
Software	31,878,921	—	—	31,878,921
Specialty Retail	23,678,847	—	—	23,678,847
Total Common Stocks	1,430,661,339	43,544,165	—	1,474,205,504
Total Investment Company Security	—	22,926,072	—	22,926,072
Total Preferred Stock*	3,394,260	—	—	3,394,260
Total Short-Term Investment*	—	32,307,000	—	32,307,000
Total Investments	$1,434,055,599	$98,777,237	$—	$1,532,832,836

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)	$1,499,232,224
Affiliated investments at value (b)	33,600,612
Cash	256
Cash denominated in foreign currencies (c)	2
Receivable for:
Investments sold	6,502,708
Fund shares sold	50,724
Dividends	1,516,751
Prepaid expenses	3,893

Total Assets	1,540,907,170
Liabilities
Payables for:
Investments purchased	2,031,124
Fund shares redeemed	726,540
Accrued expenses:
Management fees	920,689
Distribution and service fees	126,311
Deferred trustees’ fees	53,884
Other expenses	118,135

Total Liabilities	3,976,683

Net Assets	$1,536,930,487

Net assets consist of:
Paid in surplus	$1,077,790,737
Undistributed net investment income	3,484,019
Accumulated net realized gain	58,149,055
Unrealized appreciation on investments, affiliated investments and foreign currency transactions	397,506,676

Net Assets	$1,536,930,487

Net Assets
Class A	$934,034,703
Class B	602,895,784
Capital Shares Outstanding*
Class A	44,400,459
Class B	28,857,094
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.04
Class B	20.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,111,334,765.
(b)	Identified cost of affiliated investments was $23,998,117.
(c)	Identified cost of cash denominated in foreign currencies was $2.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$15,898,078
Dividends from affiliated investments	480,984
Interest	5,433

Total investment income	16,384,495
Expenses
Management fees	10,779,488
Administration fees	35,541
Custodian and accounting fees	140,696
Distribution and service fees—Class B	1,418,529
Audit and tax services	37,622
Legal	23,321
Trustees’ fees and expenses	30,453
Shareholder reporting	84,616
Insurance	9,114
Miscellaneous	13,726

Total expenses	12,573,106
Less management fee waiver	(234,249)

Net expenses	12,338,857

Net Investment Income	4,045,638

Net Realized and Unrealized Gain
Net realized gain (loss) on:
Investments	150,634,864
Affiliated investments	(1,848,975)
Futures contracts	(582,512)
Foreign currency transactions	15,974

Net realized gain	148,219,351

Net change in unrealized appreciation on:
Investments	254,346,215
Affiliated investments	7,151,488
Foreign currency transactions	2,388

Net change in unrealized appreciation	261,500,091

Net realized and unrealized gain	409,719,442

Net Increase in Net Assets from Operations	$413,765,080

(a)	Net of foreign withholding taxes of $285,900.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,045,638	$16,043,202
Net realized gain	148,219,351	115,588,565
Net change in unrealized appreciation	261,500,091	96,822,947

Increase in net assets from operations	413,765,080	228,454,714

From Distributions to Shareholders
Net investment income
Class A	(10,601,597)	0
Class B	(5,533,642)	0

Total distributions	(16,135,239)	0

Decrease in net assets from capital share transactions	(271,188,971)	(104,661,107)

Total increase in net assets	126,440,870	123,793,607

Net Assets
Beginning of period	1,410,489,617	1,286,696,010

End of period	$1,536,930,487	$1,410,489,617

Undistributed Net Investment Income
End of period	$3,484,019	$15,897,636

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	3,097,333	$54,540,193	3,849,836	$56,877,026
Reinvestments	632,931	10,601,597	0	0
Redemptions	(14,957,827)	(267,751,157)	(3,866,156)	(59,207,138)

Net decrease	(11,227,563)	$(202,609,367)	(16,320)	$(2,330,112)

Class B
Sales	2,229,564	$39,879,025	1,717,644	$25,293,544
Reinvestments	332,151	5,533,642	0	0
Redemptions	(6,196,104)	(113,992,271)	(8,566,596)	(127,624,539)

Net decrease	(3,634,389)	$(68,579,604)	(6,848,952)	$(102,330,995)

Decrease derived from capital shares transactions		$(271,188,971)		$(104,661,107)

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$16.05	$13.57	$15.04	$12.68	$10.29

Income (Loss) from Investment Operations
Net investment income (a)	0.07	0.19	0.03	0.03	0.17
Net realized and unrealized gain (loss) on investments	5.14	2.29	(1.31)	2.51	2.50

Total from investment operations	5.21	2.48	(1.28)	2.54	2.67

Less Distributions
Distributions from net investment income	(0.22)	0.00	(0.19)	(0.18)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.12)

Total distributions	(0.22)	0.00	(0.19)	(0.18)	(0.28)

Net Asset Value, End of Period	$21.04	$16.05	$13.57	$15.04	$12.68

Total Return (%) (b)	32.81	18.28	(8.70)	20.15	26.82

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	0.77	0.77	0.78	0.78
Net ratio of expenses to average net assets (%) (c)	0.74	0.76	0.77	0.78	0.78
Ratio of net investment income to average net assets (%)	0.37	1.29	0.17	0.22	1.62
Portfolio turnover rate (%)	46	46	48	11	13
Net assets, end of period (in millions)	$934.0	$892.7	$755.1	$580.3	$727.2

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$15.94	$13.51	$14.99	$12.64	$10.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02	0.14	(0.02)	0.02	0.16
Net realized and unrealized gain (loss) on investments	5.11	2.29	(1.30)	2.48	2.48

Total from investment operations	5.13	2.43	(1.32)	2.50	2.64

Less Distributions
Distributions from net investment income	(0.18)	0.00	(0.16)	(0.15)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.12)

Total distributions	(0.18)	0.00	(0.16)	(0.15)	(0.25)

Net Asset Value, End of Period	$20.89	$15.94	$13.51	$14.99	$12.64

Total Return (%) (b)	32.45	17.99	(8.98)	19.90	26.45

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	1.02	1.02	1.03	1.03
Net ratio of expenses to average net assets (%) (c)	0.99	1.01	1.02	1.03	1.03
Ratio of net investment income (loss) to average net assets (%)	0.12	0.96	(0.11)	0.15	1.46
Portfolio turnover rate (%)	46	46	48	11	13
Net assets, end of period (in millions)	$602.9	$517.8	$531.6	$640.1	$549.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Third Avenue Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-10

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses, and paid-in surplus.

MIST-11

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Book-tax differences are primarily due to foreign currency transactions and Real Estate Investment Trust (REITs). These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $32,307,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily, and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For over-the-counter futures the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

During the year ended December 31, 2013, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 12, 2013 through April 16, 2013, the Portfolio had bought and sold $35,317,057 in equity index futures contracts. At December 31, 2013, the Portfolio did not have any open futures contracts. For the year ended December 31, 2013, the Portfolio had realized losses in the amount of $582,512 which are shown under Net realized loss on futures contracts in the Statement of Operations.

4. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The

MIST-12

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodities Futures Trading Commission (CFTC), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to Portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$633,586,387	$0	$845,201,699

During the year ended December 31, 2013, the Portfolio engaged in security transactions with other affiliated portfolios. These amounted to $12,971,936 in sales of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Third Avenue Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

MIST-13

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$10,779,488	0.750%	First $1 billion
	0.700%	Over $1 billion

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Over $1 billion

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2013 is as follows:

Security Description	Number of shares held at December 31, 2012	Shares purchased	Shares sold	Number of shares held at December 31, 2013
Bel Fuse, Inc. - Class B	623,781	—	(515,795)	107,986
Cavco Industries, Inc.	265,928	—	(265,928)	—
Cross Country Healthcare, Inc.	1,571,812	—	(1,571,812)	—
Electro Scientific Industries, Inc.	1,401,683	147,610	(1,174,040)	375,253
ICF International, Inc.	1,127,378	15,400	(354,121)	788,657
Stanley Furniture Cos., Inc	2,325,108	—	(2,325,108)	—
Superior Industries International, Inc.	1,630,826	—	(1,630,826)	—

MIST-14

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2013—(Continued)

Security Description	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Dividend Income from Affiliated Investments	Ending Value as of December 31, 2013
Bel Fuse, Inc. - Class B	$(2,467,420)	$—	$144,608	$2,301,182
Cavco Industries, Inc.	5,175,500	—	—	—
Cross Country Healthcare, Inc.	(2,947,511)	—	—	—
Electro Scientific Industries, Inc.	(2,618,175)	—	329,125	3,925,146
ICF International, Inc.	2,781,890	—	—	27,374,284
Stanley Furniture Cos., Inc	(4,543,344)	—	—	—
Superior Industries International, Inc.	2,770,085	—	7,251	—

	$(1,848,975)	$—	$480,984	$33,600,612

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$16,135,239	$—	$—	$—	$16,135,239	$—

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$3,856,608	$59,361,082	$395,975,943	$—	$459,193,633

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $88,486,091.

As of December 31, 2013, the Portfolio had no capital loss carryforwards.

MIST-15

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Third Avenue Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Third Avenue Small Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Third Avenue Small Cap Value Portfolio of Met Investors Series Trust as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-16

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-17

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-18

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the Third Avenue Small Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-19

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the Third Avenue Small Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board also considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one-, three- and five-year periods ended October 31, 2013. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of recent market conditions on the Sub-Adviser’s investment style.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also

MIST-20

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

With respect to the Third Avenue Small Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

With respect to the Third Avenue Small Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

MIST-21

Met Investors Series Trust

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-22

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Managed By Wellington Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

BlackRock Advisors, LLC (“BlackRock”), the Portfolio’s subadviser prior to February 3, 2014, prepared this commentary, which addresses the Portfolio’s performance for the one year period ended December 31, 2013. On February 3, 2014, Wellington Management Company, LLC (“Wellington”) succeeded BlackRock as the subadviser to the Portfolio and the name of the Portfolio was changed from the BlackRock Large Cap Core Portfolio to the WMC Large Cap Research Portfolio. This commentary and performance does not reflect the management of Wellington.

For the one year period ended December 31, 2013, the Class A, B, and E shares of the WMC Large Cap Research Portfolio returned 34.49%, 34.17%, and 34.17%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 33.11%.

MARKET ENVIRONMENT / CONDITIONS

Equities powered higher in 2013, for the most part unscathed by ongoing political and economic uncertainty. Furthermore, accommodative monetary policy and the avoidance of major risks made 2013 a strong year for U.S. Stocks with the Russell 1000 Index ending the year up over 30%.

U.S. stocks had an impressive start to the year, strongly outpacing most other developed markets and emerging-market equities, which registered their worst first-quarter performance since 2008. The U.S. stock rally continued to gather momentum as investors latched onto the latest favorable data on the economy and corporate earnings.

While monetary policy was the main driving force behind the rally in risk assets, it was also the main culprit for the bouts of volatility during the year. In May, comments from the Federal Reserve (the “Fed”) suggesting a possible reduction of its bond-buying stimulus program before the end of 2013 roiled markets around the world. Equities plummeted and a dramatic increase in U.S. Treasury yields resulted in tumbling bond prices. Risk assets rebounded in late June, however, when the Fed’s tone turned more dovish, and improving economic indicators and better corporate earnings helped extend gains through most of the summer.

The Fed defied market expectations with its decision to delay tapering in the fall. Easing of political tensions that had earlier surfaced boosted investor sentiment. Higher volatility returned in late September when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October, but the rally quickly resumed when politicians engineered a compromise to reopen the government and extend the debt ceiling, at least temporarily. By the end of the year, concern that economic strength and political stability would lead to a hawkish Fed was confirmed by the announcement of a January “tapering” of purchases to $75 billion.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Russell 1000 Index during the one year period. An intentional underweight to expensive, defensive segments contributed meaningfully to performance. An analysis of Real Estate Investment Trusts (“REITs”), Consumer Staples, Utilities, and Telecommunications in early 2013 suggested that relative valuations of these sectors represented a premium to the rest of the market that was nearly as high as seen any time in the last 35 years. This confirmed our view and during the year, we widened already existing underweights and remained mostly underweight throughout the year.

Elsewhere in the Portfolio, selection proved beneficial in Industrials, select stocks in Information Technology (“IT”), Materials, and Consumer Discretionary. Within Industrials, United Continental (“UAL”) performed well in the quarter as industry pricing data points remained positive and the Department of Justice approved the merger of American Airlines and U.S. Airways, which will lead to further consolidation of the U.S. airline industry. UAL also held an investor day where they outlined aggressive cost saving initiatives and a strong outlook for earnings growth. Positions in Containers & Packaging and underweight to Metals & Mining drove returns in Materials.

In IT, positions in MasterCard, Inc., and Google, Inc. were standouts. Shares of MasterCard gained 70% as the company continued to enjoy strong growth amid the secular shift from cash to credit card/debit card payments, both domestically and in emerging markets. A favorable court ruling on debit-card processing fees also provided a boost for the shares as it is likely to lead to market share gains in debit transactions. Google’s stock rose more than 17%, after the company handily beat top- and bottom-line expectations and was up 58% for the year.

Within consumer discretionary, Twenty-First Century Fox was a significant contributor as shares soared following the completed spin-off transaction of the News Corp. publishing division, a catalyst we had anticipated would highlight the best-in-class growth and capital allocation characteristics of the company.

Conversely, negative performance in Healthcare, Consumer Discretionary, and select IT stocks detracted. In Healthcare, a lack of exposure to Biotechnology, the top-performing industry in the sector, had a negative impact on relative returns. Although the Portfolio added exposure to Biotechnology later in the year, the move proved untimely in the short run as a couple of these stocks subsequently declined. Positioning in the Pharmaceuticals industry was an additional source of weakness.

Within Consumer Discretionary, stock selection was the greatest detractor, most notably the lack of exposure to Internet & Catalog Retail, especially not owning Amazon.com, Inc. as the stock ran up 58% over the period. Furthermore, an overweight in cable operator

MIST-1

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Managed By Wellington Management Company, LLC

Portfolio Manager Commentary*—(Continued)

Time Warner Cable during the first half of 2013 also hindered relative returns as shares underperformed following the issuance of disappointing 2013 guidance, where the company forecast an unexpectedly high increase in programming expenses. The position in Time Warner Cable was closed during the second quarter of 2013.

Within Refiners, volatility in crude oil prices and the narrowing of crack spreads (i.e., the difference between the price of crude oil and prices of the petroleum products derived from it) raised concerns about the sustainability of profit margins for Oil Refiners held in the Portfolio, including PBF Energy, Inc. Shares of Canadian Oil & Gas refiner Suncor Energy, Inc., also detracted.

In IT, our overweight to Teradata Corp. and EMC Corp. and holdings in the Computers & Peripherals industry detracted. Shares of data analytics firm Teradata Corp. and EMC Corp. lagged amid ongoing softness in enterprise IT spending. Within Computers & Peripherals, positioning in Apple, Inc. detracted as the stock tumbled amid investors’ increasing concerns about weakening profit margins and the company’s ability to continue to innovate and drive demand for its products.

While valuations in certain segments of the market have become rich, there remain many good companies that are fairly priced with the potential to perform well over the long term. We believe that broad-based multiple expansion is likely behind us, making stock-specific factors a more relevant determinant of price movements going forward.

In our opinion, underlying corporate fundamentals remain constructive looking out over the medium term. This, coupled with an improving economic outlook in Europe and increasing momentum for the U.S. economy, should allow for further equity market appreciation. Against this backdrop at period end, we maintain a bias toward cyclical stocks, while increasing holdings in companies with European exposure. In particular, we expect a resurgence of investment (specifically in durables ranging from housing to enterprise IT infrastructure) to contribute the next leg of economic growth and, thus, favor names poised to benefit from a rebound in U.S. capital expenditures. We also have a strong preference for Financials (ex-REITs), which benefit from capital expenditures through loan growth, housing via falling legacy mortgage expense and rising consumer spending, and improved economic conditions through rising interest rates. The Financials sector remains our largest risk exposure in the Portfolio. For ballast, we continue to like Health Care, which is cheaper than other defensive segments of the market and has superior growth prospects, in our view.

At year-end, the equity strategy’s largest sector overweights relative to the Russell 1000 Index were in Healthcare and Financials, while Consumer Staples and Utilities were notable underweights.

Peter Stournaras

Portfolio Manager

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

MIST-2

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2013)

	1 Year	5 Year	10 Year	Since Inception[2]
WMC Large Cap Research Portfolio
Class A	34.49	15.58	7.44	—
Class B	34.17	15.31	—	3.87
Class E	34.17	15.41	—	3.97
Russell 1000 Index	33.11	18.59	7.78	—

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2 Inception of Class A shares is 3/23/1998. Inception of Class B and Class E shares is 4/30/2007.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2013

Top Holdings

% of Net Assets
Google, Inc. - Class A	3.7
JPMorgan Chase & Co.	3.1
3M Co.	3.0
CVS Caremark Corp.	2.9
Comcast Corp. - Class A	2.8
Bank of America Corp.	2.6
Citigroup, Inc.	2.6
Pfizer, Inc.	2.6
MasterCard, Inc. - Class A	2.5
U.S. Bancorp	2.5

Top Sectors

% of Market Value of Total Long-Term Investments
Information Technology	21.2
Financials	20.7
Health Care	17.9
Consumer Discretionary	11.8
Industrials	11.7
Energy	10.0
Materials	3.6
Consumer Staples	3.1

MIST-3

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2013 through December 31, 2013.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

WMC Large Cap Research Portfolio (formerly BlackRock Large Cap Core Portfolio)		Annualized Expense Ratio	Beginning Account Value July 1, 2013	Ending Account Value December 31, 2013	Expenses Paid During Period** July 1, 2013 to December 31, 2013
Class A(a)	Actual	0.61%	$1,000.00	$1,194.10	$3.37
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class B(a)	Actual	0.86%	$1,000.00	$1,193.20	$4.75
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class E(a)	Actual	0.76%	$1,000.00	$1,193.50	$4.20
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

MIST-4

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Schedule of Investments as of December 31, 2013

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Boeing Co. (The)	116,400	$15,887,436
Raytheon Co.	52,700	4,779,890
Rockwell Collins, Inc. (a)	49,900	3,688,608

		24,355,934

Airlines—1.9%
United Continental Holdings, Inc. (b)	649,177	24,558,366

Auto Components—2.1%
BorgWarner, Inc. (a)	141,840	7,930,274
TRW Automotive Holdings Corp. (b)	258,710	19,245,437

		27,175,711

Biotechnology—2.6%
Amgen, Inc.	108,700	12,409,192
Biogen Idec, Inc. (b)	29,200	8,168,700
Celgene Corp. (b)	54,800	9,259,008
Gilead Sciences, Inc. (b)	53,700	4,035,555

		33,872,455

Building Products—0.0%
Allegion plc (b)	0	15

Capital Markets—1.4%
Goldman Sachs Group, Inc. (The)	105,063	18,623,467

Chemicals—0.9%
Cabot Corp.	91,031	4,678,993
Dow Chemical Co. (The)	155,200	6,890,880

		11,569,873

Commercial Banks—3.7%
SunTrust Banks, Inc.	422,200	15,541,182
U.S. Bancorp	807,375	32,617,950

		48,159,132

Commercial Services & Supplies—0.7%
Tyco International, Ltd.	205,375	8,428,590

Communications Equipment—2.0%
Brocade Communications Systems, Inc. (b)	562,500	4,989,375
Cisco Systems, Inc.	952,300	21,379,135

		26,368,510

Computers & Peripherals—5.0%
Apple, Inc.	43,350	24,324,118
EMC Corp.	810,300	20,379,045
NetApp, Inc.	206,120	8,479,777
Western Digital Corp.	133,980	11,240,922

		64,423,862

Construction & Engineering—1.0%
Fluor Corp.	81,325	6,529,584
KBR, Inc. (a)	204,460	6,520,230

		13,049,814

Consumer Finance—2.4%
Discover Financial Services	540,725	$30,253,564

Containers & Packaging—1.1%
Packaging Corp. of America	220,024	13,923,119

Diversified Financial Services—8.6%
Bank of America Corp.	2,168,812	33,768,403
Citigroup, Inc.	638,050	33,248,785
JPMorgan Chase & Co.	691,954	40,465,470
NASDAQ OMX Group, Inc. (The)	80,525	3,204,895

		110,687,553

Electronic Equipment, Instruments & Components—1.2%
Avnet, Inc.	184,700	8,147,117
TE Connectivity, Ltd.	131,400	7,241,454

		15,388,571

Energy Equipment & Services—3.5%
Halliburton Co.	253,400	12,860,050
Oceaneering International, Inc.	108,350	8,546,648
Schlumberger, Ltd.	259,900	23,419,589

		44,826,287

Food & Staples Retailing—3.1%
CVS Caremark Corp.	519,975	37,214,611
Wal-Mart Stores, Inc.	31,125	2,449,226

		39,663,837

Health Care Equipment & Supplies—2.0%
Abbott Laboratories	248,450	9,523,088
Medtronic, Inc.	289,300	16,602,927

		26,126,015

Health Care Providers & Services—4.7%
Aetna, Inc.	228,000	15,638,520
Envision Healthcare Holdings, Inc. (b)	27,500	976,800
McKesson Corp.	121,850	19,666,590
UnitedHealth Group, Inc.	157,400	11,852,220
Universal Health Services, Inc. - Class B	157,692	12,814,052

		60,948,182

Industrial Conglomerates—3.5%
3M Co.	274,025	38,432,006
General Electric Co.	213,550	5,985,807

		44,417,813

Insurance—4.3%
American International Group, Inc.	617,525	31,524,651
Genworth Financial, Inc. - Class A (b)	363,800	5,649,814
Travelers Cos., Inc. (The)	202,275	18,313,979

		55,488,444

See accompanying notes to financial statements.

MIST-5

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Schedule of Investments as of December 31, 2013

Common Stocks—(Continued)

Security Description	Shares	Value

Internet Software & Services—4.7%
AOL, Inc. (a) (b)	143,100	$6,671,322
Google, Inc. - Class A (b)	42,230	47,327,583
Yahoo!, Inc. (b)	149,400	6,041,736

		60,040,641

IT Services—3.7%
Alliance Data Systems Corp. (a) (b)	31,275	8,223,136
MasterCard, Inc. - Class A	39,250	32,791,805
Teradata Corp. (b)	154,800	7,041,852

		48,056,793

Life Sciences Tools & Services—1.4%
Agilent Technologies, Inc.	313,300	17,917,627

Machinery—2.4%
Ingersoll-Rand plc	213,400	13,145,440
Parker Hannifin Corp.	80,603	10,368,770
WABCO Holdings, Inc. (b)	76,700	7,164,547

		30,678,757

Media—4.1%
Comcast Corp. - Class A	686,400	35,668,776
Twenty-First Century Fox, Inc. - Class A	481,522	16,939,944

		52,608,720

Multiline Retail—1.1%
Dillard’s, Inc. - Class A	65,700	6,386,697
Macy’s, Inc.	144,100	7,694,940

		14,081,637

Oil, Gas & Consumable Fuels—6.4%
Chevron Corp.	69,555	8,688,115
Exxon Mobil Corp.	123,600	12,508,320
Marathon Petroleum Corp.	242,996	22,290,023
PBF Energy, Inc. - Class A (a)	254,979	8,021,639
Suncor Energy, Inc.	666,435	23,358,547
Tesoro Corp.	120,779	7,065,572

		81,932,216

Paper & Forest Products—1.6%
Domtar Corp.	124,900	11,783,066
International Paper Co.	177,800	8,717,534

		20,500,600

Pharmaceuticals—6.9%
AbbVie, Inc.	248,450	13,120,644
Eli Lilly & Co.	176,025	8,977,275
Johnson & Johnson	51,550	4,721,464
Merck & Co., Inc.	577,755	28,916,638
Pfizer, Inc.	1,072,725	32,857,567

		88,593,588

Semiconductors & Semiconductor Equipment—1.1%
Applied Materials, Inc.	818,050	14,471,305

Software—3.2%
Activision Blizzard, Inc.	209,800	3,740,734
Microsoft Corp.	195,400	7,313,822
Oracle Corp.	636,500	24,352,490
Symantec Corp.	247,400	5,833,692

		41,240,738

Specialty Retail—4.3%
Lowe’s Cos., Inc.	644,500	31,934,975
Ross Stores, Inc.	317,400	23,782,782

		55,717,757

Trading Companies & Distributors—0.2%
MRC Global, Inc. (b)	97,900	3,158,254

Total Common Stocks (Cost $940,179,070)		1,271,307,747

Short-Term Investments—4.1%

Mutual Fund—2.8%
State Street Navigator Securities Lending MET Portfolio (c)	35,242,956	35,242,956

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/13 at 0.000% to be repurchased at $16,873,000 on 01/02/14, collateralized by $17,195,000 U.S. Treasury Note at 0.250% due 02/28/14 with a value of $17,214,069.	16,873,000	16,873,000

Total Short-Term Investments (Cost $52,115,956)		52,115,956

Total Investments—102.8% (Cost $992,295,026) (d)		1,323,423,703
Other assets and liabilities (net)—(2.8)%		(35,838,901)

Net Assets—100.0%		$1,287,584,802

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2013, the market value of securities loaned was $34,954,231 and the collateral received consisted of cash in the amount of $35,242,956. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	As of December 31, 2013, the aggregate cost of investments for federal income tax purposes was $998,679,471. The aggregate unrealized appreciation and depreciation of investments were $333,084,646 and $(8,340,414), respectively, resulting in net unrealized appreciation of $324,744,232 for federal income tax purposes.

See accompanying notes to financial statements.

MIST-6

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Schedule of Investments as of December 31, 2013

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels, which will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2013:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,271,307,747	$—	$—	$1,271,307,747
Short-Term Investments
Mutual Fund	35,242,956	—	—	35,242,956
Repurchase Agreement	—	16,873,000	—	16,873,000
Total Short-Term Investments	35,242,956	16,873,000	—	52,115,956
Total Investments	$1,306,550,703	$16,873,000	$—	$1,323,423,703

Collateral for Securities Loaned (Liability)	$—	$(35,242,956)	$—	$(35,242,956)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

MIST-7

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Statement of Assets and Liabilities

December 31, 2013

Assets
Investments at value (a)(b)	$1,323,423,703
Cash	586
Receivable for:
Fund shares sold	162,578
Dividends	1,288,572
Prepaid expenses	3,156

Total Assets	1,324,878,595
Liabilities
Collateral for securities loaned	35,242,956
Payables for:
Investments purchased	178,848
Fund shares redeemed	949,676
Accrued expenses:
Management fees	609,529
Distribution and service fees	39,211
Deferred trustees’ fees	53,884
Other expenses	219,689

Total Liabilities	37,293,793

Net Assets	$1,287,584,802

Net assets consist of:
Paid in surplus	$1,130,279,926
Undistributed net investment income	11,486,165
Accumulated net realized loss	(185,309,966)
Unrealized appreciation on investments	331,128,677

Net Assets	$1,287,584,802

Net Assets
Class A	$1,061,309,630
Class B	132,024,253
Class E	94,250,919
Capital Shares Outstanding*
Class A	82,532,466
Class B	10,430,171
Class E	7,379,989
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.86
Class B	12.66
Class E	12.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $992,295,026.
(b)	Includes securities loaned at value of $34,954,231.

Statement of Operations

Year Ended December 31, 2013

Investment Income
Dividends (a)	$18,980,741
Interest	630
Securities lending income	101,377

Total investment income	19,082,748
Expenses
Management fees	6,870,448
Administration fees	28,285
Custodian and accounting fees	83,650
Distribution and service fees—Class B	297,167
Distribution and service fees—Class E	131,442
Audit and tax services	37,622
Legal	26,839
Trustees’ fees and expenses	30,453
Shareholder reporting	149,248
Insurance	7,853
Miscellaneous	3,431

Total expenses	7,666,438
Less management fee waiver	(167,407)

Net expenses	7,499,031

Net Investment Income	11,583,717

Net Realized and Unrealized Gain
Net realized gain on:
Investments	124,804,906
Net increase from payments by affiliates (b)	429,000
Foreign currency transactions	750

Net realized gain	125,234,656

Net change in unrealized appreciation on investments	209,063,155

Net realized and unrealized gain	334,297,811

Net Increase in Net Assets From Operations	$345,881,528

(a)	Net of foreign withholding taxes of $70,002.
(b)	See Note 5 of the Notes to Financial Statements.

See accompanying notes to financial statements.

MIST-8

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Statements of Changes in Net Assets

	Year Ended December 31, 2013	Year Ended December 31, 2012
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,583,717	$16,380,768
Net realized gain	125,234,656	59,302,505
Net change in unrealized appreciation	209,063,155	63,057,165

Increase in net assets from operations	345,881,528	138,740,438

From Distributions to Shareholders
Net investment income
Class A	(13,732,623)	(10,774,634)
Class B	(1,450,254)	(1,093,979)
Class E	(1,130,845)	(1,034,454)

Total distributions	(16,313,722)	(12,903,067)

Decrease in net assets from capital share transactions	(104,463,849)	(110,433,024)

Total increase in net assets	225,103,957	15,404,347

Net Assets
Beginning of period	1,062,480,845	1,047,076,498

End of period	$1,287,584,802	$1,062,480,845

Undistributed Net Investment Income
End of period	$11,486,165	$16,215,420

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2012
	Shares	Value	Shares	Value
Class A
Sales	1,426,710	$15,892,760	941,518	$8,935,823
Reinvestments	1,343,701	13,732,623	1,136,565	10,774,634
Redemptions	(10,114,518)	(112,671,840)	(10,874,836)	(102,527,905)

Net decrease	(7,344,107)	$(83,046,457)	(8,796,753)	$(82,817,448)

Class B
Sales	1,404,397	$15,446,313	2,006,347	$18,478,640
Reinvestments	143,874	1,450,254	117,003	1,093,979
Redemptions	(2,416,426)	(26,460,596)	(2,440,113)	(22,663,663)

Net decrease	(868,155)	$(9,564,029)	(316,763)	$(3,091,044)

Class E
Sales	597,301	$6,591,050	982,583	$9,165,065
Reinvestments	111,304	1,130,845	109,698	1,034,454
Redemptions	(1,769,279)	(19,575,258)	(3,693,526)	(34,724,051)

Net decrease	(1,060,674)	$(11,853,363)	(2,601,245)	$(24,524,532)

Decrease derived from capital shares transactions		$(104,463,849)		$(110,433,024)

See accompanying notes to financial statements.

MIST-9

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.71	$8.65	$8.70	$7.82	$6.67

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.14	0.11	0.10	0.09
Net realized and unrealized gain (loss) on investments	3.20	1.03	(0.06)	0.89	1.17

Total from investment operations	3.31	1.17	0.05	0.99	1.26

Less Distributions
Distributions from net investment income	(0.16)	(0.11)	(0.10)	(0.11)	(0.11)

Total distributions	(0.16)	(0.11)	(0.10)	(0.11)	(0.11)

Net Asset Value, End of Period	$12.86	$9.71	$8.65	$8.70	$7.82

Total Return (%) (b)	34.49	13.59	0.46	12.64	19.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	0.64	0.64	0.64	0.65
Net ratio of expenses to average net assets (%) (c)	0.60	0.63	0.63	0.64	0.65
Ratio of net investment income to average net assets (%)	1.03	1.54	1.20	1.21	1.39
Portfolio turnover rate (%)	42	103	98	133	130
Net assets, end of period (in millions)	$1,061.3	$873.0	$853.3	$939.4	$923.5

	Class B
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.56	$8.52	$8.58	$7.72	$6.58

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.12	0.09	0.08	0.07
Net realized and unrealized gain (loss) on investments	3.14	1.01	(0.07)	0.87	1.16

Total from investment operations	3.23	1.13	0.02	0.95	1.23

Less Distributions
Distributions from net investment income	(0.13)	(0.09)	(0.08)	(0.09)	(0.09)

Total distributions	(0.13)	(0.09)	(0.08)	(0.09)	(0.09)

Net Asset Value, End of Period	$12.66	$9.56	$8.52	$8.58	$7.72

Total Return (%) (b)	34.17	13.32	0.18	12.36	19.10

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	0.89	0.89	0.89	0.90
Net ratio of expenses to average net assets (%) (c)	0.85	0.88	0.88	0.89	0.90
Ratio of net investment income to average net assets (%)	0.78	1.29	0.99	0.98	1.11
Portfolio turnover rate (%)	42	103	98	133	130
Net assets, end of period (in millions)	$132.0	$108.1	$99.0	$79.3	$56.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MIST-10

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$9.65	$8.59	$8.65	$7.77	$6.62

Income (Loss) from Investment Operations
Net investment income (a)	0.10	0.13	0.09	0.08	0.08
Net realized and unrealized gain (loss) on investments	3.16	1.03	(0.06)	0.89	1.16

Total from investment operations	3.26	1.16	0.03	0.97	1.24

Less Distributions
Distributions from net investment income	(0.14)	(0.10)	(0.09)	(0.09)	(0.09)

Total distributions	(0.14)	(0.10)	(0.09)	(0.09)	(0.09)

Net Asset Value, End of Period	$12.77	$9.65	$8.59	$8.65	$7.77

Total Return (%) (b)	34.17	13.51	0.21	12.58	19.20

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.79	0.79	0.79	0.80
Net ratio of expenses to average net assets (%) (c)	0.75	0.78	0.78	0.79	0.80
Ratio of net investment income to average net assets (%)	0.88	1.39	1.04	1.06	1.23
Portfolio turnover rate (%)	42	103	98	133	130
Net assets, end of period (in millions)	$94.3	$81.4	$94.8	$105.2	$101.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

MIST-11

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Notes to Financial Statements—December 31, 2013

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently offers forty-nine series, each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is WMC Large Cap Research Portfolio, formerly known as BlackRock Large Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to that Class.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2013 through the date the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less), including corporate, convertible and municipal bonds and notes; obligations of the U.S. treasury and U.S. government agencies; sovereign issues; floating rate loans; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MetLife Advisers” or the “Adviser”), an affiliate of MetLife, Inc., pursuant to authorization of the Board of Trustees of the Trust (the “Board” or “Trustees”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair market value, and are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange, are generally valued at their last sale price on the exchange or market in which they are principally traded on the valuation date, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sale price. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the close of the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time of the Portfolio valuation. Foreign equity securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

MIST-12

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Investments in registered open-end management investment companies are valued at reported net asset value per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued through an independent pricing service based on the mean between closing bid and ask prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on the valuation date or, if there is no such price available, at the mean between the last reported bid and ask prices. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. In such a circumstance, the Board has delegated the determination of the fair value of a security to a Valuation Committee (“Committee”) of MetLife Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the net asset values (“NAVs”) of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing vendors, including the vendor providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of a security can be set forth because fair value depends upon the facts and circumstances with respect to each security. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities or a combination of these and other methods. The Committee maintains a detailed report tracking each fair-valued security that compares the fair value price to the next available trade, vendor or broker price, and provides information on how close the fair value price was to the next quoted price. The Committee reviews a summary of such report monthly. On a quarterly basis, the Board is provided with the following for consideration and ratification or adjustment: (1) a memorandum summarizing the actions taken by the Committee in the prior quarter; and (2) a list of the Portfolio’s securities as of the most recent quarter-end for which market quotations were not readily available.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2013, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over

MIST-13

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

distributed net investment income, accumulated net realized gains/losses, and paid-in surplus. Book-tax differences are primarily due to foreign currency transactions. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian. Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. A liability for cash collateral is reflected on the Statement of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. Cash collateral is generally invested in the State Street Navigator Securities Lending MET Portfolio (the “Navigator Portfolio”), a series of the State Street Navigator Securities Lending Trust that is managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund that invests in a variety of high-quality, U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. Income received by the Portfolio in securities lending transactions during the year ended December 31, 2013 is reflected as Securities lending income on the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2013 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing any repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and at least equal to 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the Master Repurchase Agreement gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2013, the Portfolio had investments in repurchase agreements with a gross value of $16,873,000, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2013.

MIST-14

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

3. Certain Risks

Market Risk: In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Portfolio’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at prearranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2013 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$479,403,722	$0	$587,337,428

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser had entered into a subadvisory agreement with BlackRock Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio during the year ended December 31, 2013.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2013	% per annum	Average Daily Net Assets
$6,870,448	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

MIST-15

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 29, 2013 to April 27, 2014, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $2 billion

An identical agreement was in place for the period April 30, 2012 through April 28, 2013. Amounts waived for the year ended December 31, 2013 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

During the year ended December 31, 2013, the Subadvisor voluntarily reimbursed the Portfolio for certain trading costs during a transition of the Portfolio. This reimbursement is reflected as net increase from payments by affiliates in the Statement of Operations. This reimbursement had no impact on total return.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the distributor for the Portfolio’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2013 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates in certain portfolios of the Trust or Metropolitan Series Fund, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2013 and 2012 were as follows:

Ordinary Income		Long- Term Capital Gain		Total
2013	2012	2013	2012	2013	2012
$16,313,722	$12,903,067	$—	$—	$16,313,722	$12,903,067

MIST-16

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Notes to Financial Statements—December 31, 2013—(Continued)

As of December 31, 2013, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$11,540,050	$—	$324,744,232	$(178,925,520)	$157,358,762

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2013, the Portfolio utilized capital loss carryforwards of $121,618,864.

As of December 31, 2013, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017
$178,925,520

8. Subsequent Events

On November 20, 2013, the Board approved a new Subadvisory Agreement (the “Agreement”) with respect to the Portfolio between MetLife Advisers and Wellington Management Company, LLP (“Wellington”). The Agreement is not subject to shareholder approval and became effective February 3, 2014. The Advisory Agreement between the Fund, with respect to the Portfolio, and MetLife Advisers will remain in effect and fees payable thereunder to MetLife Advisers will not change. Under the Agreement, Wellington became subadviser to the Portfolio, succeeding BlackRock Advisors, LLC, and became responsible for the day-to-day management of the Portfolio’s investment operations under the oversight of MetLife Advisers and the Board. The name of the BlackRock Large Cap Core Portfolio changed to the WMC Large Cap Research Portfolio at the time the Agreement took effect.

MIST-17

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Report of Independent Registered Public Accounting Firm

To the Shareholders of WMC Large Cap Research Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio), one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the WMC Large Cap Research Portfolio of Met Investors Series Trust as of December 31, 2013 the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 26, 2014

MIST-18

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is One Financial Center, Boston, MA 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

Trustees of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
Elizabeth M. Forget* (47)	Trustee, Chairman of the Board, President and Chief Executive Officer	Indefinite; From December 2000 to present	Senior Vice President, MetLife, Inc.; President, MetLife Advisers, LLC and a predecessor company.	79	Trustee, Metropolitan Series Fund (“MSF Trust”);** various MetLife-affiliated boards.

Independent Trustees
Stephen M. Alderman (54)	Trustee	Indefinite; From December 2000 to present	Shareholder in the law firm of Garfield & Merel, Ltd.	79	Trustee, MSF Trust;** Director, International Truck Leasing Corp.

Robert J. Boulware (57)	Trustee	Indefinite; From March 2008 to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	79	Trustee, MSF Trust;** Trustee, Vertical Capital Income Fund (closed-end fund); Director, Gainsco, Inc. (auto insurance).

Susan C. Gause (61)	Trustee	Indefinite; From March 2008 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, HSBC Funds.

Nancy Hawthorne (62)	Trustee	Indefinite; From April 2012 to present	Chief Executive Officer, Clerestory LLC (corporate advisor).	79	Trustee, MSF Trust;** Director, THL Credit, Inc.;** Director, Avid Technology, Inc.**

Barbara A. Nugent (57)	Trustee	Indefinite; From January 2014 to present	President, True North Board Governance, LLC (consulting); until 2014, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	79	Trustee, MSF Trust;** Director, Episcopal Healthcare Foundation; until 2014, member, Mutual Fund Directors Forum Advisory Board.

Keith M. Schappert (62)	Trustee	Indefinite; From April 2012 to present	Principal, Schappert Consulting LLC (asset management consulting).	79	Trustee, MSF Trust;** Director, The Commonfund for Nonprofit Organizations; until 2011, Director, Trilogy Global Advisors; Director, Mirae Asset Discovery Funds;** Director, Calamos Investments.

Linda B. Strumpf (66)	Trustee	Indefinite; From April 2012 to present	Chair of the Investment Committee, Leona M. and Harry B. Helmsley Charitable Trust; until June 2011, Chief Investment Officer, Leona M. and Harry B. Helmsley Charitable Trust.	79	Trustee, MSF Trust;** Trustee and Member of Investment Committee, The Pennsylvania State University.

MIST-19

Met Investors Series Trust

Trustees and Officers of Met Investors Series Trust—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Dawn M. Vroegop (47)	Trustee	Indefinite; From December 2000 to present	Private Investor.	79	Trustee, MSF Trust;** Trustee, Driehaus Mutual Funds; Director and Investment Committee Chair, City College of San Francisco Foundation.

Executive Officers of the Trust

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years(1)
Elizabeth M. Forget (47)	President, Chief Executive Officer, Trustee and Chairman of the Board	From December 2000 to present	See principal occupation information in the table above.

Jeffrey L. Bernier (42)	Vice President	From February 2009 to present	Vice President, MetLife, Inc.; Senior Vice President, MetLife Advisers, LLC and a predecessor company.

Peter H. Duffy (58)	Chief Financial Officer and Treasurer	From May 2012 to present	Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.

Andrew L. Gangolf (59)	Secretary	From 2011 to present	Senior Vice President, MetLife Advisers, LLC; until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

Jeffrey P. Halperin (46)	Chief Compliance Officer	From November 2005 to present	Vice President, MetLife, Inc.; Chief Compliance Officer, Met Investors Series Trust; Chief Compliance Officer, MSF Trust; Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; Chief Compliance Officer, MetLife Investment Management, LLC (formerly MetLife Investment Advisors Company, LLC).

Alan C. Leland, Jr. (61)	Vice President	From May 2012 to present	Treasurer and Chief Financial Officer, MetLife Advisers, LLC; Vice President, MetLife Group Inc.; Vice President, MetLife, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with MetLife Advisers, LLC and her ownership of securities issued by MetLife, Inc., the ultimate parent company of MetLife Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser are omitted if not materially different.
(2)	The Fund Complex includes 49 Portfolios of the Trust and 30 Portfolios of the MSF Trust.

MIST-20

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Boards of Trustees (the “Board”) of Met Investors Series Trust and Metropolitan Series Fund (“MIST” and “MSF,” respectively, and collectively, the “Trusts”) held on November 19-20, 2013, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of each Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trusts, including the WMC Large Cap Research Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the WMC Large Cap Research Portfolio, the Board approved its Advisory Agreement and two Sub-Advisory Agreements: One Sub-Advisory Agreement for the then-existing Sub-Adviser, BlackRock Advisors, LLC (“BlackRock”), and one Sub-Advisory Agreement for the new Sub-Adviser, Wellington Management Company, LLP (“Wellington”), which was proposed to succeed BlackRock on or about February 3, 2014. The BlackRock Sub-Advisory Agreement was approved for the period of time leading up until Wellington’s succession of BlackRock.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to the Portfolios, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account its experience with the Adviser and the Sub-Advisers and information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from certain of the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process, and met with independent legal counsel in periodic executive sessions. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 17, 2013 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to a Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of certain of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trusts); (8) the anticipated effect of growth in size on Portfolio expenses; (9) fees paid to certain of the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser, and the Sub-Advisers as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including services relating to the selection and oversight of the Sub-Advisers for the applicable Portfolios. The Board considered, among other things, the Adviser’s oversight of the provision of services to the Portfolios by the Sub-Advisers, including with respect to investment activities and trading practices, and the Sub-Adviser’s compliance with fund policies, objectives and Board directives, compliance policies and procedures and applicable law. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board also evaluated the expertise and performance of the personnel of the Adviser who performed services for the Portfolios throughout the year.

1 The Pyramis Managed Risk Portfolio recently commenced operations and, therefore, the Agreement with respect to this Portfolio was not up for renewal.

MIST-21

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-l under the 1940 Act. The Board also evaluated the CCO’s ongoing reports concerning the CCO’s oversight of the risk assessment processes of the Sub-Advisers.

With respect to the services provided by each of the Sub-Advisers, the Board considered, among other things, information provided to the Board by each Sub-Adviser. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to help assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff), at a special board meeting in September 2013, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper. Both the Lipper Report and the Bobroff Report relate to the Portfolio’s performance and expenses when BlackRock was the Sub-Adviser. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and, to the extent applicable, long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of the Portfolios.

Among other data relating specifically to the WMC Large Cap Research Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2013. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three- and five-year periods ended October 31, 2013. The Board took into account management’s discussion of the Portfolio’s performance.

With respect to Wellington, the Board considered the performance of the investment strategy Wellington proposed to use in managing the Portfolio (the “Wellington Strategy”). Among other data relating specifically to the Wellington Strategy, the Board noted that the Wellington Strategy had outperformed the Portfolio for the trailing one-, three- and five-year periods ended September 30, 2013. The Board noted that the Wellington Strategy had also outperformed its benchmark, the S&P 500 Index, for the same periods. The Board also noted that the Wellington Strategy performed above the median of its peer group for the same periods. The Board took into account that the portfolio managers who managed the Wellington Strategy were expected to manage the Portfolio. In addition, the

MIST-22

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Board took into consideration the differences in principal investment strategies between the Portfolio and the Wellington Strategy. The Board further noted the proposed Sub-Adviser change would be effective on or about February 3, 2014.

Fees and Expenses. The Board gave consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by a Portfolio in light of fees paid to other investment managers by comparable funds, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of the Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered a Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered a Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing a Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. The Board further considered the amount of sub-advisory fees paid out by the Adviser and the amount of the management fees that it retained in light of the services performed by Sub-Advisers and Adviser, respectively.

The Board considered that the WMC Large Cap Research Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. The Board further noted that the Adviser had waived fees and/or reimbursed expenses during the past year.

With respect to the hiring of Wellington, the Board noted that the rate of compensation to be paid to Wellington is lower at current asset levels than the rate of compensation the Adviser paid to BlackRock for managing the Portfolio under the BlackRock Sub-Advisory Agreement. The Board further considered, with the assistance of a Lipper-based report prepared by Bobroff, the Portfolio’s peer group ranking in light of its revised fee arrangement. In addition, the Board noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule with Wellington and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for contractholders to benefit from the lower sub-advisory fee effective February 3, 2014.

Profitability. The Board examined the profitability of the Adviser on a Portfolio-by-Portfolio basis. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, and the Board considered the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board also reviewed Portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for a Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. In addition, the Board noted that the Adviser had taken a number of steps to date intended to share the benefits of economies of scale with contractholders.

MIST-23

Met Investors Series Trust

WMC Large Cap Research Portfolio (formerly, BlackRock Large Cap Core Portfolio)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the WMC Large Cap Research Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trusts, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. In conjunction with these considerations, the Board noted the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Sub-Advisers to the Portfolios.

The Board considered possible conflicts of interest in the form of material benefits or detriments to the Trusts resulting from the nature of the Trusts’ and the Adviser’s or the Sub-Advisers’ affiliations and the services that are provided to the Trusts, and the manner in which such conflicts were mitigated.

Conclusions. After full consideration of the factors discussed above, the Board, including a majority of the Independent Trustees, approved the Advisory Agreement and the Sub-Advisory Agreement, as applicable, with respect to each Portfolio, unless otherwise noted. In making its approvals, the Board concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Fund was such that each Agreement should continue. In addition, the Board concluded that fees paid by a Portfolio to the Adviser and, if applicable, the Sub-Adviser appeared to be acceptable in light of nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonably high in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board concluded that the Advisory and Sub-Advisory fees in some measure share economies of scale with contractholders. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and generally attributed different weights to various factors for the various Portfolios. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their decisions were made separately with respect to each Portfolio.

MIST-24

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Susan C. Gause, Nancy Hawthorne, Keith M. Schappert, Linda B. Strumpf, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2012 and December 31, 2013 were $ 2,067,276 and $2,268,007, respectively.

(b)	Audit-Related Fees

During the fiscal years ended December 31, 2012 and December 31, 2013, Deloitte billed $97,000 and $16,068, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant as follows: (i) security valuation testing and procedures in connection with select portfolios of the registrant’s semi-annual report for the periods ended June 30, 2013; (ii) 17f-2 security count procedures for select portfolios for the years ended December 31, 2013 and 2012; and (iii) related to reorganizations involving certain portfolios of the registrant for fiscal year ended December 31, 2013 and 2012.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2012 and December 31, 2013 were $369,190 and $379,770, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2013 and for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year end December 31, 2012.

During the fiscal years ended December 31, 2012 and December 31, 2013, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)	All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2012 and December 31, 2013 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2012 and December 31, 2013, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)	Not applicable.

(f)	Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2013 and 2012 were $0 and $0, respectively.

(h) The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget President and Chief Executive Officer

Date: March 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget President and Chief Executive Officer

Date: March 5, 2014

By:	/s/ Peter H. Duffy
Peter H. Duffy Chief Financial Officer and Treasurer

Date: March 5, 2014